UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Short-Term Bond Fund

Annual Report
August 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 1.50% sales charge)	0.57%	0.80%	0.89%
Class M (incl. 1.50% sales charge)	0.56%	0.79%	0.89%
Class C (incl. contingent deferred sales charge)	0.23%	0.27%	0.44%
Fidelity® Short-Term Bond Fund	2.31%	1.33%	1.19%
Class I	2.28%	1.26%	1.15%
Class Z	2.38%	1.39%	1.22%

Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on July 12, 2016. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.
Class M shares bear a 0.15% 12b-1 fee. The initial offering of Class M shares took place on July 12, 2016. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.
Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2016. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.
The initial offering of Class I shares took place on July 12, 2016. Returns prior to July 12, 2016 are those of Fidelity® Short-Term Bond Fund, the original class of the fund.
The initial offering of Class Z shares took place on October 2, 2018. Returns between July 12, 2016 and October 2, 2018, are those of Class I. Returns prior to July 12, 2016 are those of Fidelity® Short-Term Bond Fund, the original class of the fund.
Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Fund, a class of the fund, on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Rob Galusza, Julian Potenza and David DeBiase:
For the fiscal year ending August 31, 2023, the fund's retail and advisor share classes posted gains ranging from 1.23% to 2.38%, net of fees, versus the 1.57% advance of the benchmark Bloomberg U.S. 1-3 Year Government/Credit Bond Index. During the 12 months, sector allocation and, to a lesser extent, security selection each contributed to performance versus the benchmark. Non-benchmark exposure to asset-backed securities, including collateralized loan obligations and car loan debt, added notable relative value. Picks among corporate bonds, especially in the banking and industrial segments, also meaningfully contributed, while an allocation to commercial mortgage-backed securities further helped. Conversely, due to the movement in interest rates this period, U.S. Treasury futures contracts detracted from the portfolio's relative result. At period end, corporates made up about 49% of fund assets, up from roughly 47% a year ago and notably overweight the benchmark average of 24%. Exposure to U.S. Treasuries stood at about 27% as of August 31, compared with an average of 67% for the benchmark index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of Fund's net assets)

Futures - 12.7%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 48.5%
	Principal Amount (a) (000s)	Value ($) (000s)
COMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.7%
AT&T, Inc. 0.9% 3/25/24	10,610	10,319
NTT Finance Corp. 0.583% 3/1/24 (b)	3,469	3,380
Verizon Communications, Inc. 0.75% 3/22/24	3,860	3,755
		17,454
Media - 0.1%
Magallanes, Inc.:
3.428% 3/15/24	1,645	1,622
3.638% 3/15/25	901	872
		2,494
Wireless Telecommunication Services - 0.5%
Rogers Communications, Inc. 2.95% 3/15/25	4,725	4,510
T-Mobile U.S.A., Inc. 3.5% 4/15/25	7,030	6,796
		11,306
TOTAL COMMUNICATION SERVICES		31,254
CONSUMER DISCRETIONARY - 3.2%
Automobiles - 2.5%
American Honda Finance Corp. 4.6% 4/17/25	5,500	5,428
BMW U.S. Capital LLC 3.25% 4/1/25 (b)	8,000	7,762
Daimler Finance North America LLC:
0.75% 3/1/24 (b)	8,516	8,308
5.5% 11/27/24 (b)	5,640	5,632
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 6.5056% 11/17/23 (c)(d)	10,000	10,013
1.05% 3/8/24	1,943	1,894
1.25% 1/8/26	6,779	6,098
5.4% 4/6/26	5,000	4,938
Volkswagen Group of America Finance LLC:
0.875% 11/22/23 (b)	8,525	8,434
3.95% 6/6/25 (b)	2,950	2,863
		61,370
Distributors - 0.2%
Genuine Parts Co. 1.75% 2/1/25	4,784	4,522
Specialty Retail - 0.5%
Advance Auto Parts, Inc. 5.9% 3/9/26	2,294	2,273
AutoZone, Inc. 5.05% 7/15/26	6,500	6,453
Lowe's Companies, Inc.:
4.4% 9/8/25	3,318	3,258
4.8% 4/1/26	1,004	992
		12,976
TOTAL CONSUMER DISCRETIONARY		78,868
CONSUMER STAPLES - 3.1%
Beverages - 0.5%
Constellation Brands, Inc. 3.6% 5/9/24	7,000	6,892
Dr. Pepper Snapple Group, Inc. 0.75% 3/15/24	5,000	4,866
		11,758
Consumer Staples Distribution & Retail - 0.6%
7-Eleven, Inc. 0.8% 2/10/24 (b)	1,912	1,869
Dollar General Corp. 4.25% 9/20/24	6,347	6,247
Mondelez International Holdings Netherlands BV 0.75% 9/24/24 (b)	7,661	7,268
		15,384
Food Products - 0.5%
JDE Peet's BV 0.8% 9/24/24 (b)	6,779	6,389
Mondelez International, Inc. 2.125% 3/17/24	7,500	7,353
		13,742
Tobacco - 1.5%
Altria Group, Inc. 2.35% 5/6/25	1,269	1,201
BAT Capital Corp. 3.222% 8/15/24	10,014	9,766
BAT International Finance PLC 1.668% 3/25/26	6,714	6,080
Imperial Tobacco Finance PLC 3.125% 7/26/24 (b)	7,381	7,184
Philip Morris International, Inc.:
2.875% 5/1/24	6,658	6,535
5% 11/17/25	5,425	5,393
		36,159
TOTAL CONSUMER STAPLES		77,043
ENERGY - 2.3%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 1.231% 12/15/23	1,575	1,555
Oil, Gas & Consumable Fuels - 2.3%
Canadian Natural Resources Ltd. 2.05% 7/15/25	4,512	4,227
ConocoPhillips Co. 2.4% 3/7/25	328	314
Enbridge, Inc.:
0.55% 10/4/23	10,000	9,957
2.15% 2/16/24	1,167	1,148
2.5% 2/14/25	1,218	1,164
Energy Transfer LP 4.2% 9/15/23	1,944	1,943
Enterprise Products Operating LP 5.05% 1/10/26	4,128	4,107
Equinor ASA 1.75% 1/22/26	1,409	1,306
Kinder Morgan Energy Partners LP 3.5% 9/1/23	3,732	3,732
MPLX LP 1.75% 3/1/26	10,071	9,172
Occidental Petroleum Corp. 2.9% 8/15/24	2,755	2,678
Phillips 66 Co.:
0.9% 2/15/24	8,080	7,903
3.85% 4/9/25	8,057	7,840
The Williams Companies, Inc. 5.4% 3/2/26	1,346	1,344
		56,835
TOTAL ENERGY		58,390
FINANCIALS - 30.3%
Banks - 16.6%
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (c)(d)	6,000	5,921
0.81% 10/24/24 (c)	7,030	6,976
0.976% 4/22/25 (c)	8,000	7,728
1.843% 2/4/25 (c)	10,000	9,819
3.841% 4/25/25 (c)	7,500	7,392
4.827% 7/22/26 (c)	5,015	4,921
Bank of Montreal 4.25% 9/14/24	7,000	6,888
Bank of Nova Scotia 5.45% 6/12/25	6,560	6,522
Banque Federative du Credit Mutuel SA 4.524% 7/13/25 (b)	5,542	5,414
Barclays PLC:
1.007% 12/10/24 (c)	4,487	4,425
2.852% 5/7/26 (c)	4,878	4,610
5.304% 8/9/26 (c)	2,578	2,540
5.829% 5/9/27 (c)	6,500	6,440
BNP Paribas SA 2.219% 6/9/26 (b)(c)	7,000	6,540
BPCE SA 1.625% 1/14/25 (b)	9,500	8,967
Canadian Imperial Bank of Commerce 3.945% 8/4/25	6,059	5,872
Citigroup, Inc.:
0.981% 5/1/25 (c)	4,488	4,334
2.014% 1/25/26 (c)	8,000	7,568
3.106% 4/8/26 (c)	6,714	6,425
4.14% 5/24/25 (c)	7,000	6,906
5.61% 9/29/26 (c)	5,000	4,977
Danske Bank A/S:
3.875% 9/12/23 (b)	7,592	7,589
6.466% 1/9/26 (b)(c)	3,260	3,261
DNB Bank ASA 0.856% 9/30/25 (b)(c)	10,000	9,473
HSBC Holdings PLC:
0.976% 5/24/25 (c)	8,400	8,074
1.162% 11/22/24 (c)	8,100	8,002
1.645% 4/18/26 (c)	6,806	6,340
Huntington National Bank 5.699% 11/18/25 (c)	5,500	5,394
Intesa Sanpaolo SpA 3.25% 9/23/24 (b)	10,000	9,653
JPMorgan Chase & Co.:
0.824% 6/1/25 (c)	6,568	6,307
3.845% 6/14/25 (c)	7,500	7,365
4.851% 7/25/28 (c)	10,500	10,290
KeyBank NA 4.15% 8/8/25	2,003	1,895
KeyCorp 3.878% 5/23/25 (c)	2,344	2,237
Lloyds Banking Group PLC:
4.716% 8/11/26 (c)	7,515	7,349
5.985% 8/7/27 (c)	3,142	3,139
Mitsubishi UFJ Financial Group, Inc.:
0.848% 9/15/24 (c)	8,059	8,047
0.953% 7/19/25 (c)	7,000	6,690
0.962% 10/11/25 (c)	8,775	8,277
2.193% 2/25/25	9,124	8,655
4.788% 7/18/25 (c)	4,000	3,955
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (c)	4,265	4,264
2.651% 5/22/26 (c)	6,307	5,940
Morgan Stanley Bank, West Valley City Utah 4.754% 4/21/26	4,007	3,955
National Bank of Canada 0.55% 11/15/24 (c)	3,356	3,319
NatWest Group PLC:
3.875% 9/12/23	14,202	14,197
5.847% 3/2/27 (c)	5,500	5,467
NatWest Markets PLC 0.8% 8/12/24 (b)	4,320	4,122
PNC Bank NA 2.5% 8/27/24	6,217	6,005
Rabobank Nederland New York Branch 3.875% 8/22/24	7,890	7,747
Regions Financial Corp. 2.25% 5/18/25	3,950	3,691
Royal Bank of Canada 2.55% 7/16/24	8,572	8,341
Santander Holdings U.S.A., Inc.:
3.5% 6/7/24	7,230	7,074
5.807% 9/9/26 (c)	3,956	3,919
Societe Generale:
2.226% 1/21/26 (b)(c)	10,000	9,408
2.625% 10/16/24 (b)	1,249	1,202
3.875% 3/28/24 (b)	4,871	4,802
4.351% 6/13/25 (b)	4,500	4,382
Sumitomo Mitsui Financial Group, Inc. 0.508% 1/12/24	804	789
The Toronto-Dominion Bank 2.35% 3/8/24	7,500	7,372
Truist Financial Corp.:
4.26% 7/28/26 (c)	5,500	5,313
5.9% 10/28/26 (c)	7,375	7,355
U.S. Bancorp 5.727% 10/21/26 (c)	6,750	6,748
Wells Fargo & Co. 2.164% 2/11/26 (c)	20,142	19,044
Wells Fargo Bank NA 5.55% 8/1/25	5,000	5,010
		412,643
Capital Markets - 5.2%
Credit Suisse AG 0.495% 2/2/24	8,000	7,805
Deutsche Bank AG New York Branch:
0.898% 5/28/24	2,427	2,340
0.962% 11/8/23	5,352	5,302
1.447% 4/1/25 (c)	5,743	5,563
2.129% 11/24/26 (c)	5,000	4,536
2.222% 9/18/24 (c)	20,476	20,444
Goldman Sachs Group, Inc.:
0.657% 9/10/24 (c)	10,000	9,992
1.757% 1/24/25 (c)	10,000	9,815
3% 3/15/24	3,000	2,954
5.7% 11/1/24	5,500	5,489
Intercontinental Exchange, Inc. 3.65% 5/23/25	4,172	4,044
Morgan Stanley:
0.79% 5/30/25 (c)	8,500	8,150
3.62% 4/17/25 (c)	5,750	5,662
4% 7/23/25	6,714	6,512
4.679% 7/17/26 (c)	10,823	10,597
NASDAQ, Inc. 5.65% 6/28/25	1,274	1,275
UBS AG London Branch 1.375% 1/13/25 (b)	5,623	5,296
UBS Group AG:
4.49% 8/5/25 (b)(c)	7,500	7,378
6.373% 7/15/26 (b)(c)	4,600	4,619
		127,773
Consumer Finance - 4.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.680% 5.8932% 9/29/23 (c)(d)	7,000	6,998
1.15% 10/29/23	7,000	6,946
1.65% 10/29/24	7,750	7,368
1.75% 1/30/26	5,724	5,179
4.875% 1/16/24	2,014	2,004
Ally Financial, Inc. 5.125% 9/30/24	6,284	6,187
American Express Co.:
2.25% 3/4/25	3,469	3,298
3.375% 5/3/24	6,000	5,903
5.389% 7/28/27 (c)	5,000	4,970
Capital One Financial Corp.:
1.343% 12/6/24 (c)	6,500	6,407
4.166% 5/9/25 (c)	10,090	9,900
4.985% 7/24/26 (c)	2,457	2,402
Hyundai Capital America:
1% 9/17/24 (b)	7,995	7,600
5.8% 6/26/25 (b)	6,500	6,508
John Deere Capital Corp.:
3.4% 6/6/25	4,589	4,448
4.75% 6/8/26	2,832	2,818
Synchrony Financial:
4.25% 8/15/24	9,435	9,190
4.375% 3/19/24	8,076	7,978
Toyota Motor Credit Corp. 5.4% 11/10/25	6,500	6,532
		112,636
Financial Services - 2.1%
AIG Global Funding 5.75% 7/2/26 (b)	5,200	5,176
Athene Global Funding:
0.95% 1/8/24 (b)	7,220	7,082
1% 4/16/24 (b)	7,000	6,758
1.716% 1/7/25 (b)	6,500	6,088
Blackstone Private Credit Fund 4.7% 3/24/25	7,096	6,897
Corebridge Financial, Inc. 3.5% 4/4/25	812	780
GA Global Funding Trust 1.25% 12/8/23 (b)	8,200	8,091
Jackson Financial, Inc. 1.125% 11/22/23	8,613	8,524
The Western Union Co. 2.85% 1/10/25	1,585	1,519
		50,915
Insurance - 1.9%
American International Group, Inc. 2.5% 6/30/25	4,476	4,237
Equitable Financial Life Global Funding:
0.5% 11/17/23 (b)	10,000	9,887
1.1% 11/12/24 (b)	8,150	7,692
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (b)	3,527	3,187
MassMutual Global Funding II:
4.15% 8/26/25 (b)	5,651	5,512
4.5% 4/10/26 (b)	6,700	6,580
Pacific Life Global Funding II 1.2% 6/24/25 (b)	5,535	5,124
Principal Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.6894% 4/12/24 (b)(c)(d)	3,616	3,616
Protective Life Global Funding 3.218% 3/28/25 (b)	1,703	1,636
		47,471
TOTAL FINANCIALS		751,438
HEALTH CARE - 2.1%
Biotechnology - 0.3%
Amgen, Inc. 5.25% 3/2/25	8,000	7,966
Health Care Providers & Services - 0.4%
Cigna Group 0.613% 3/15/24	1,965	1,912
CVS Health Corp. 5% 2/20/26	7,000	6,946
		8,858
Life Sciences Tools & Services - 0.6%
Revvity, Inc. 0.85% 9/15/24	8,310	7,877
Thermo Fisher Scientific, Inc. 1.215% 10/18/24	8,500	8,103
		15,980
Pharmaceuticals - 0.8%
AstraZeneca Finance LLC 0.7% 5/28/24	6,275	6,058
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)	6,748	6,535
GSK Consumer Healthcare Capital 3.125% 3/24/25	7,390	7,108
		19,701
TOTAL HEALTH CARE		52,505
INDUSTRIALS - 3.1%
Aerospace & Defense - 0.7%
L3Harris Technologies, Inc. 5.4% 1/15/27	6,250	6,265
RTX Corp. 5% 2/27/26	3,832	3,815
The Boeing Co.:
1.95% 2/1/24	3,500	3,441
4.875% 5/1/25	4,713	4,648
		18,169
Commercial Services & Supplies - 0.4%
Republic Services, Inc. 0.875% 11/15/25	10,000	9,062
Ground Transportation - 0.5%
Canadian Pacific Railway Co. 1.35% 12/2/24	12,296	11,655
Industrial Conglomerates - 0.2%
Siemens Financieringsmaatschappij NV 0.65% 3/11/24 (b)	5,142	5,011
Machinery - 0.5%
Daimler Trucks Finance North America LLC:
1.625% 12/13/24 (b)	2,657	2,522
5.2% 1/17/25 (b)	2,880	2,860
Parker Hannifin Corp. 3.65% 6/15/24	7,000	6,879
		12,261
Passenger Airlines - 0.3%
Delta Air Lines, Inc. 2.9% 10/28/24	7,598	7,358
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
0.7% 2/15/24	2,930	2,859
0.8% 8/18/24	3,717	3,535
		6,394
Transportation Infrastructure - 0.3%
Avolon Holdings Funding Ltd. 2.875% 2/15/25 (b)	7,000	6,605
TOTAL INDUSTRIALS		76,515
INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.2%
Bank of America NA 5.65% 8/18/25	5,000	5,017
Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.250% 5.4668% 10/1/24 (c)(d)	4,150	4,148
Microchip Technology, Inc. 0.983% 9/1/24	4,231	4,029
		8,177
Software - 0.5%
Oracle Corp. 5.8% 11/10/25	7,000	7,068
VMware, Inc. 1% 8/15/24	5,608	5,360
		12,428
TOTAL INFORMATION TECHNOLOGY		25,622
MATERIALS - 0.1%
Chemicals - 0.1%
Nutrien Ltd. 5.9% 11/7/24	3,720	3,719
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp. 1.3% 9/15/25	2,980	2,733
Crown Castle International Corp. 1.35% 7/15/25	700	646
Welltower OP LLC 3.625% 3/15/24	3,276	3,234
		6,613
UTILITIES - 1.7%
Electric Utilities - 0.6%
FirstEnergy Corp.:
1.6% 1/15/26	747	678
2.05% 3/1/25	4,143	3,869
Florida Power & Light Co. 2.85% 4/1/25	1,893	1,821
Pennsylvania Electric Co. 5.15% 3/30/26 (b)	2,572	2,530
Southern Co. 0.6% 2/26/24	3,086	3,010
Tampa Electric Co. 3.875% 7/12/24	4,057	3,992
		15,900
Gas Utilities - 0.1%
Dominion Gas Holdings LLC 2.5% 11/15/24	1,475	1,419
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP 0.833% 6/15/24	3,897	3,710
Multi-Utilities - 0.9%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.9575% 5/13/24 (c)(d)	5,926	5,925
DTE Energy Co. 4.22% 11/1/24	7,490	7,346
NiSource, Inc. 0.95% 8/15/25	2,976	2,728
Sempra 3.3% 4/1/25	2,834	2,730
WEC Energy Group, Inc. 5% 9/27/25	2,638	2,613
		21,342
TOTAL UTILITIES		42,371
TOTAL NONCONVERTIBLE BONDS (Cost $1,239,128)		1,204,338

U.S. Treasury Obligations - 26.4%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Treasury Notes:
3.875% 1/15/26	232,414	228,022
4.125% 10/31/27	210,000	208,039
4.5% 11/15/25	100,856	100,241
4.625% 3/15/26	120,000	119,911
TOTAL U.S. TREASURY OBLIGATIONS (Cost $664,791)		656,213

U.S. Government Agency - Mortgage Securities - 0.3%
	Principal Amount (a) (000s)	Value ($) (000s)
Fannie Mae - 0.3%
4.5% 3/1/39 to 9/1/49 (e)	5,729	5,542
5.5% 11/1/34	1,069	1,075
7.5% 11/1/31	0	0
TOTAL FANNIE MAE		6,617
Freddie Mac - 0.0%
8.5% 5/1/26 to 7/1/28	9	9
Ginnie Mae - 0.0%
7% to 7% 1/15/25 to 8/15/32	118	121
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,379)		6,747

Asset-Backed Securities - 15.3%
	Principal Amount (a) (000s)	Value ($) (000s)
Aimco:
Series 2018-BA Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 1/15/32 (b)(c)(d)	8,883	8,855
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6672% 7/22/32 (b)(c)(d)	8,770	8,725
AIMCO CLO Ltd. Series 2022-12A Class AR, CME Term SOFR 3 Month Index + 1.170% 6.478% 1/17/32 (b)(c)(d)	5,000	4,967
American Express Credit Account Master Trust:
Series 2022-2 Class A, 3.39% 5/15/27	8,500	8,222
Series 2022-3 Class A, 3.75% 8/15/27	7,000	6,799
Series 2022-4 Class A, 4.95% 10/15/27	4,492	4,461
Series 2023-1 Class A, 4.87% 5/15/28	3,528	3,508
AmeriCredit Automobile Receivables Trust Series 2021-3 Class A3, 0.76% 8/18/26	6,394	6,201
Ares LII CLO Ltd. Series 2021-52A Class A1R, CME Term SOFR 3 Month Index + 1.310% 6.6572% 4/22/31 (b)(c)(d)	7,663	7,624
Bank of America Credit Card Master Trust:
Series 2021-A1 Class A1, 0.44% 9/15/26	4,139	4,006
Series 2022-A1 Class A1, 3.53% 11/15/27	7,895	7,648
Series 2023-A1 Class A1, 4.79% 5/15/28	2,564	2,542
BMW Vechicle Lease Trust 2023-1 Series 2023-1 Class A3, 5.16% 11/25/25	3,820	3,795
Capital One Multi-Asset Execution Trust:
Series 2022-A1 Class A1, 2.8% 3/15/27	12,000	11,529
Series 2022-A2 Class A, 3.49% 5/15/27	7,000	6,786
Series 2022-A3 Class A, 4.95% 10/15/27	5,420	5,381
CarMax Auto Owner Trust:
Series 2020-4 Class A3, 0.5% 8/15/25	1,670	1,638
Series 2021-1 Class A3, 0.34% 12/15/25	2,086	2,033
Carmax Auto Owner Trust Series 2022-4 Class A2A, 5.34% 12/15/25	3,612	3,604
Carvana Auto Receivables Trust:
Series 2021-P2 Class A3, 0.49% 3/10/26	3,364	3,287
Series 2021-P3 Class A3, 0.7% 11/10/26	5,736	5,495
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6878% 10/20/32 (b)(c)(d)	2,196	2,187
Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6696% 7/15/33 (b)(c)(d)	9,276	9,215
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.589% 7/27/30 (b)(c)(d)	5,597	5,572
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	1,028	984
Chase Issuance Trust Series 2022-A1 Class A, 3.97% 9/15/27	6,734	6,568
Chesapeake Funding II LLC Series 2023 1A Class A1, 5.65% 5/15/35 (b)	5,085	5,059
Countrywide Home Loans, Inc. Series 2004-2 Class 3A4, CME Term SOFR 1 Month Index + 0.610% 5.9294% 7/25/34 (c)(d)	123	118
Dell Equipment Finance Trust Series 2021-1 Class A3, 0.43% 5/22/26 (b)	502	500
Dell Equipment Finance Trust 2023-2 Series 2023-2 Class A3, 5.65% 1/22/29 (b)	2,027	2,033
Discover Card Execution Note Trust:
Series 2022-A1 Class A1, 1.96% 2/15/27	4,911	4,673
Series 2022-A2 Class A, 3.32% 5/15/27	7,150	6,904
Series 2022-A3 Class A3, 3.56% 7/15/27	6,653	6,439
Dllaa 2023-1A Series 2023-1A Class A3, 5.64% 2/22/28 (b)	502	504
Donlen Fleet Lease Funding Series 2021-2 Class A2, 0.56% 12/11/34 (b)	1,487	1,458
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 4/15/31 (b)(c)(d)	8,070	8,021
Enterprise Fleet Financing LLC:
Series 2020-2 Class A2, 0.61% 7/20/26 (b)	1,014	1,001
Series 2021-1 Class A2, 0.44% 12/21/26 (b)	728	716
Series 2021-2 Class A2, 0.48% 5/20/27 (b)	3,197	3,096
Series 2022-3 Class A2, 4.38% 7/20/29 (b)	1,081	1,060
Series 2023-1 Class A2, 5.51% 1/22/29 (b)	4,908	4,879
Ford Credit Auto Owner Trust 2 Series 2023-B Class A3, 5.23% 5/15/28	3,944	3,942
Ford Credit Floorplan Master Owner Trust:
Series 2020-1 Class A1, 0.7% 9/15/25	12,164	12,144
Series 2023-1 Class A1, 4.92% 5/15/28 (b)	4,177	4,127
GM Financial Automobile Leasing Series 2023-2 Class A3, 5.05% 7/20/26	4,155	4,122
GM Financial Automobile Leasing Trust Series 2023-1 Class A3, 5.16% 4/20/26	4,665	4,635
GM Financial Consumer Automobile Re Series 2023 2 Class A3, 4.47% 2/16/28	1,678	1,650
GM Financial Consumer Automobile Receivables Trust Series 2022-2 Class A3, 3.1% 2/16/27	6,602	6,407
GMF Floorplan Owner Revolving Trust:
Series 2020-2 Class A, 0.69% 10/15/25 (b)	6,742	6,699
Series 2023-1 Class A1, 5.34% 6/15/28 (b)	5,812	5,805
Hyundai Auto Receivables Trust:
Series 2020-C Class A3, 0.38% 5/15/25	1,727	1,702
Series 2023 A Class A3, 4.58% 4/15/27	2,034	2,008
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, CME Term SOFR 3 Month Index + 1.260% 6.6072% 1/22/31 (b)(c)(d)	6,559	6,536
Marlette Funding Trust:
Series 2022-1A Class A, 1.36% 4/15/32 (b)	152	151
Series 2022-2A Class A, 4.25% 8/15/32 (b)	1,692	1,683
MMAF Equipment Finance LLC:
Series 2019-B Class A3, 2.01% 12/12/24 (b)	1,149	1,138
Series 2022-B Class A2, 5.57% 9/9/25 (b)	4,011	3,991
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5696% 7/17/32 (b)(c)(d)	8,390	8,327
OneMain Direct Auto Receivables Trust Series 2021-1A Class A, 0.87% 7/14/28 (b)	8,012	7,602
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, CME Term SOFR 3 Month Index + 1.060% 6.4414% 5/20/29 (b)(c)(d)	4,383	4,364
Palmer Square Loan Funding, Ltd. / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME Term SOFR 3 Month Index + 1.050% 6.358% 4/15/30 (b)(c)(d)	6,299	6,250
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6744% 1/25/36 (c)(d)	122	119
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (b)(c)	4,210	3,909
Santander Consumer Auto Receivables Trust Series 2021-AA Class A3, 0.33% 10/15/25 (b)	901	895
Santander Drive Auto Receivables Trust Series 2022-5 Class A3, 4.11% 8/17/26	4,564	4,531
Santander Retail Auto Lease Trust Series 2021-A Class A3, 0.51% 7/22/24 (b)	1,354	1,346
Sfs Auto Receivables Securitiz Series 2023-1A Class A3, 5.47% 10/20/28 (b)	6,331	6,304
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (b)	2,029	2,025
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6296% 7/15/32 (b)(c)(d)	6,342	6,305
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.5896% 1/15/34 (b)(c)(d)	8,047	7,988
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.5981% 11/18/30 (b)(c)(d)	6,936	6,910
TCI-Symphony CLO Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.190% 6.4996% 7/15/30 (b)(c)(d)	8,572	8,530
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2894% 9/25/34 (c)(d)	140	134
Tesla Auto Lease Trust Series 2021-A Class A3, 0.56% 3/20/25 (b)	1,292	1,289
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	1,215	1,212
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A, 1.35% 5/25/33 (b)	4,906	4,559
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, CME Term SOFR 3 Month Index + 0.820% 6.0904% 4/6/42 (b)(c)(d)(f)	261	198
Upstart Securitization Trust:
Series 2021-3 Class A, 0.83% 7/20/31 (b)	270	268
Series 2021-4 Class A, 0.84% 9/20/31 (b)	975	963
Series 2021-5 Class A, 1.31% 11/20/31 (b)	1,534	1,508
3.12% 3/20/32 (b)	2,786	2,743
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 2.2891% 12/26/50 (b)	744	720
Series 2021-NPL2 Class A1, 2.115% 3/27/51 (b)	3,866	3,682
Series 2021-NPL3 Class A1, 1.743% 5/25/51 (b)(c)	5,046	4,640
Verizon Master Trust:
Series 2021-1 Class A, 0.5% 5/20/27	6,240	6,005
Series 2021-2 Class A, 0.99% 4/20/28	8,190	7,763
Series 2022-5 Class A1A, 3.72% 7/20/27	3,412	3,384
Volkswagen Auto Loan Enhanced Series 2023-1 Class A3, 5.02% 6/20/28	2,893	2,880
Voya CLO Ltd. Series 2021-1A Class A1R, CME Term SOFR 3 Month Index + 1.210% 6.5196% 4/17/30 (b)(c)(d)	6,845	6,814
Wheels SPV LLC Series 2021-1A Class A, CME Term SOFR 1 Month Index + 0.390% 5.7085% 8/20/29 (b)(c)(d)	2,231	2,216
TOTAL ASSET-BACKED SECURITIES (Cost $388,046)		381,216

Collateralized Mortgage Obligations - 2.5%
	Principal Amount (a) (000s)	Value ($) (000s)
Private Sponsor - 2.1%
Ajax Mortgage Loan Trust sequential payer Series 2021-B Class A, 2.239% 6/25/66 (b)(c)	2,366	2,245
Angel Oak Mortgage Trust Series 2021-8 Class A1, 1.82% 11/25/66 (b)	4,626	3,859
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)	692	662
Cascade Funding Mortgage Trust:
Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)	1,232	1,137
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)	819	797
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	1,246	1,205
Series 2021-HB7 Class A, 1.1512% 10/27/31 (b)	1,610	1,532
Cfmt 2022-Ebo2 sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	622	611
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	4,744	4,648
Csmc 2021-Rpl9 Trust sequential payer Series 2021-RPL9 Class A1, 2.4364% 2/25/61 (b)	6,638	6,228
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	3,706	3,490
GCAT Trust sequential payer Series 2021-NQM7 Class A1, 1.915% 8/25/66 (b)	2,455	2,138
Legacy Mortgage Asset Trust Series 2021-GS5 Class A1, 2.25% 7/25/67 (b)(c)	5,427	5,069
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)	1,956	1,782
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (b)	2,164	1,936
Oceanview Trust sequential payer Series 2021-1 Class A, 1.2187% 12/29/51 (b)(c)	699	686
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	461	435
Preston Ridge Partners Mortgage Trust:
sequential payer Series 2021-8 Class A1, 1.743% 9/25/26 (b)(c)	4,803	4,443
Series 2021-2 Class A1, 2.115% 3/25/26 (b)	3,475	3,290
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)	835	735
Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(c)	1,060	927
PRET LLC Series 2022-RN1 Class A1, 3.721% 7/25/51 (b)	3,438	3,256
RMF Buyout Issuance Trust sequential payer:
Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)	1,482	1,415
Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	704	664
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 6.546% 7/20/34 (c)(d)	1	1
TOTAL PRIVATE SPONSOR		53,191
U.S. Government Agency - 0.4%
Fannie Mae:
floater Series 2015-27 Class KF, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7021% 5/25/45 (c)(d)	2,425	2,352
sequential payer Series 2001-40 Class Z, 6% 8/25/31	41	41
Series 2016-27:
Class HK, 3% 1/25/41	2,701	2,510
Class KG, 3% 1/25/40	1,238	1,151
Series 2016-42 Class FL, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.7521% 7/25/46 (c)(d)	2,745	2,716
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	281	275
TOTAL U.S. GOVERNMENT AGENCY		9,045
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $66,742)		62,236

Commercial Mortgage Securities - 5.5%
	Principal Amount (a) (000s)	Value ($) (000s)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.461% 1/15/39 (b)(c)(d)	1,838	1,788
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	2,246	2,046
Benchmark Mortgage Trust sequential payer Series 2021-B31 Class A1, 1.357% 12/15/54	4,782	4,422
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.1755% 9/15/26 (b)(c)(d)	4,272	4,085
BPR Trust floater Series 2022-OANA Class A, CME Term SOFR 1 Month Index + 1.890% 7.2085% 4/15/37 (b)(c)(d)	6,214	6,102
BX Commercial Mortgage Trust floater:
Series 2021-PAC Class A, CME Term SOFR 1 Month Index + 0.800% 6.1136% 10/15/36 (b)(c)(d)	3,704	3,618
Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.0768% 5/15/38 (b)(c)(d)	2,570	2,520
Series 2022-LP2 Class A, CME Term SOFR 1 Month Index + 1.010% 6.3234% 2/15/39 (b)(c)(d)	3,781	3,677
Bx Commercial Mortgage Trust 2 floater sequential payer Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.110% 6.4245% 4/15/34 (b)(c)(d)	4,300	4,283
BX Trust:
floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.2745% 11/15/38 (b)(c)(d)	3,607	3,540
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0604% 10/15/26 (b)(c)(d)	3,376	3,299
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.4755% 8/15/39 (b)(c)(d)	1,533	1,533
floater sequential payer:
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.345% 10/15/36 (b)(c)(d)	5,102	5,089
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.0955% 6/15/38 (b)(c)(d)	3,373	3,307
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (b)	7,445	6,731
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	4,350	3,821
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, CME Term SOFR 1 Month Index + 1.060% 6.375% 11/15/36 (b)(c)(d)	1,678	1,649
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC21 Class AAB, 3.477% 5/10/47	274	273
Series 2016-GC36 Class AAB, 3.368% 2/10/49	1,609	1,555
COMM Mortgage Trust sequential payer:
Series 2015 LC19 Class A3, 2.922% 2/10/48	2,132	2,061
Series 2020-SBX Class A, 1.67% 1/10/38 (b)	6,921	5,991
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, CME Term SOFR 1 Month Index + 1.020% 6.338% 5/15/36 (b)(c)(d)	8,003	7,994
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	1,066	960
CSAIL 2018-CX12 Commercial Mortgage Trust sequential payer Series 2018-CX12 Class ASB, 4.1628% 8/15/51	3,275	3,131
CSMC Trust Series 2017-CHOP Class A, PRIME RATE - 2.300% 6.194% 7/15/32 (b)(c)(d)	3,326	3,189
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1265% 11/15/38 (b)(c)(d)	5,020	4,913
Extended Stay America Trust floater Series 2021-ESH Class A, CME Term SOFR 1 Month Index + 1.190% 6.5045% 7/15/38 (b)(c)(d)	1,679	1,662
GS Mortgage Securities Trust:
floater Series 2021-IP Class A, CME Term SOFR 1 Month Index + 1.060% 6.3755% 10/15/36 (b)(c)(d)	2,194	2,087
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (b)(c)	4,673	4,390
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, CME Term SOFR 1 Month Index + 1.360% 6.6755% 9/15/29 (b)(c)(d)	2,452	2,275
Series 2013-LC11 Class A/S, 3.216% 4/15/46	1,924	1,809
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6057% 5/15/39 (b)(c)(d)	4,992	4,905
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1245% 3/15/38 (b)(c)(d)	3,374	3,306
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1255% 7/15/38 (b)(c)(d)	1,937	1,899
Morgan Stanley BAML Trust sequential payer Series 2016-C28:
Class A3, 3.272% 1/15/49	1,640	1,540
Class ASB, 3.288% 1/15/49	1,341	1,297
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	4,896	4,479
Series 2019-H7 Class A1, 2.327% 7/15/52	939	921
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9095% 10/15/36 (b)(c)(d)	5,513	5,371
SREIT Trust floater Series 2021-MFP Class A, CME Term SOFR 1 Month Index + 0.840% 6.1558% 11/15/38 (b)(c)(d)	3,363	3,295
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2015-LC22 Class ASB, 3.571% 9/15/58	1,988	1,931
Series 2017-RC1 Class ASB, 3.453% 1/15/60	2,690	2,574
WF-RBS Commercial Mortgage Trust sequential payer Series 2014-C20 Class ASB, 3.638% 5/15/47	251	249
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $142,056)		135,567

Money Market Funds - 0.9%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.43% (g) (Cost $22,073)	22,068,095	22,073

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $2,530,215)	2,468,390
NET OTHER ASSETS (LIABILITIES) - 0.6%	14,822
NET ASSETS - 100.0%	2,483,212

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,416	Dec 2023	288,587	821	821
CBOT 5-Year U.S. Treasury Note Contracts (United States)	252	Dec 2023	26,944	187	187

TOTAL FUTURES CONTRACTS					1,008
The notional amount of futures purchased as a percentage of Net Assets is 12.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $250,040,000.

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $642,942,000 or 25.9% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,184,000.
(f)	Level 3 security
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	6,183	605,211	589,321	658	-	-	22,073	0.1%
Fidelity Securities Lending Cash Central Fund 5.44%	-	242,343	242,343	44	-	-	-	0.0%
Total	6,183	847,554	831,664	702	-	-	22,073

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,204,338	-	1,204,338	-

U.S. Government and Government Agency Obligations	656,213	-	656,213	-

U.S. Government Agency - Mortgage Securities	6,747	-	6,747	-

Asset-Backed Securities	381,216	-	381,018	198

Collateralized Mortgage Obligations	62,236	-	62,236	-

Commercial Mortgage Securities	135,567	-	135,567	-

Money Market Funds	22,073	22,073	-	-
Total Investments in Securities:	2,468,390	22,073	2,446,119	198
Derivative Instruments:

Assets
Futures Contracts	1,008	1,008	-	-
Total Assets	1,008	1,008	-	-
Total Derivative Instruments:	1,008	1,008	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	1,008	0
Total Interest Rate Risk	1,008	0
Total Value of Derivatives	1,008	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,508,142)	$2,446,317
Fidelity Central Funds (cost $22,073)	22,073

Total Investment in Securities (cost $2,530,215)		$2,468,390
Receivable for investments sold		74,546
Receivable for fund shares sold		529
Interest receivable		18,907
Distributions receivable from Fidelity Central Funds		77
Receivable for daily variation margin on futures contracts		104
Receivable from investment adviser for expense reductions		12
Other receivables		9
Total assets		2,562,574
Liabilities
Payable for investments purchased	$74,313
Payable for fund shares redeemed	3,311
Distributions payable	995
Accrued management fee	416
Distribution and service plan fees payable	54
Other affiliated payables	222
Other payables and accrued expenses	51
Total Liabilities		79,362
Net Assets		$2,483,212
Net Assets consist of:
Paid in capital		$2,607,638
Total accumulated earnings (loss)		(124,426)
Net Assets		$2,483,212

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($190,153 ÷ 22,983 shares)(a)		$8.27
Maximum offering price per share (100/98.50 of $8.27)		$8.40
Class M :
Net Asset Value and redemption price per share ($49,950 ÷ 6,037 shares)(a)		$8.27
Maximum offering price per share (100/98.50 of $8.27)		$8.40
Class C :
Net Asset Value and offering price per share ($28,552 ÷ 3,466 shares)(a)		$8.24
Short-Term Bond :
Net Asset Value, offering price and redemption price per share ($1,807,373 ÷ 218,543 shares)		$8.27
Class I :
Net Asset Value, offering price and redemption price per share ($214,549 ÷ 25,931 shares)		$8.27
Class Z :
Net Asset Value, offering price and redemption price per share ($192,635 ÷ 23,296 shares)		$8.27
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
Amounts in thousands		Year ended August 31, 2023
Investment Income
Interest		$79,333
Income from Fidelity Central Funds (including $44 from security lending)		702
Total Income		80,035
Expenses
Management fee	$6,900
Transfer agent fees	2,863
Distribution and service plan fees	689
Fund wide operations fee	821
Independent trustees' fees and expenses	10
Miscellaneous	41
Total expenses before reductions	11,324
Expense reductions	(91)
Total expenses after reductions		11,233
Net Investment income (loss)		68,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(42,270)
Futures contracts	(9,411)
Total net realized gain (loss)		(51,681)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	42,029
Futures contracts	1,322
Total change in net unrealized appreciation (depreciation)		43,351
Net gain (loss)		(8,330)
Net increase (decrease) in net assets resulting from operations		$60,472
Statement of Changes in Net Assets

Amount in thousands	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$68,802	$26,764
Net realized gain (loss)	(51,681)	(24,983)
Change in net unrealized appreciation (depreciation)	43,351	(132,210)
Net increase (decrease) in net assets resulting from operations	60,472	(130,429)
Distributions to shareholders	(59,658)	(34,111)

Share transactions - net increase (decrease)	(312,235)	(366,829)
Total increase (decrease) in net assets	(311,421)	(531,369)

Net Assets
Beginning of period	2,794,633	3,326,002
End of period	$2,483,212	$2,794,633

Financial Highlights
Fidelity Advisor® Short-Term Bond Fund Class A

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.73	$8.89	$8.72	$8.53
Income from Investment Operations
Net investment income (loss) A,B	.199	.061	.082	.153	.178
Net realized and unrealized gain (loss)	(.027)	(.441)	(.065)	.168	.171
Total from investment operations	.172	(.380)	.017	.321	.349
Distributions from net investment income	(.172)	(.054)	(.118)	(.151)	(.159)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.172)	(.080)	(.177)	(.151)	(.159)
Net asset value, end of period	$8.27	$8.27	$8.73	$8.89	$8.72
Total Return C,D	2.10%	(4.38)%	.20%	3.73%	4.13%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.59%	.65%	.65%	.65%	.65%
Expenses net of fee waivers, if any	.59%	.65%	.65%	.65%	.65%
Expenses net of all reductions	.59%	.65%	.65%	.65%	.65%
Net investment income (loss)	2.41%	.72%	.93%	1.75%	2.08%
Supplemental Data
Net assets, end of period (in millions)	$190	$225	$234	$222	$175
Portfolio turnover rate G	49%	52%	64% H	67% H	46%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Short-Term Bond Fund Class M

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.73	$8.89	$8.72	$8.53
Income from Investment Operations
Net investment income (loss) A,B	.198	.060	.082	.152	.177
Net realized and unrealized gain (loss)	(.027)	(.441)	(.065)	.169	.171
Total from investment operations	.171	(.381)	.017	.321	.348
Distributions from net investment income	(.171)	(.053)	(.118)	(.151)	(.158)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.171)	(.079)	(.177)	(.151)	(.158)
Net asset value, end of period	$8.27	$8.27	$8.73	$8.89	$8.72
Total Return C,D	2.09%	(4.39)%	.19%	3.72%	4.12%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.60%	.65%	.65%	.66%	.67%
Expenses net of fee waivers, if any	.60%	.65%	.65%	.66%	.67%
Expenses net of all reductions	.60%	.65%	.65%	.66%	.67%
Net investment income (loss)	2.40%	.71%	.93%	1.74%	2.06%
Supplemental Data
Net assets, end of period (in millions)	$50	$57	$67	$73	$71
Portfolio turnover rate G	49%	52%	64% H	67% H	46%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Short-Term Bond Fund Class C

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.24	$8.72	$8.88	$8.72	$8.52
Income from Investment Operations
Net investment income (loss) A,B	.127	(.012)	.007	.078	.104
Net realized and unrealized gain (loss)	(.027)	(.437)	(.058)	.158	.181
Total from investment operations	.100	(.449)	(.051)	.236	.285
Distributions from net investment income	(.100)	(.005)	(.050)	(.076)	(.085)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.100)	(.031)	(.109)	(.076)	(.085)
Net asset value, end of period	$8.24	$8.24	$8.72	$8.88	$8.72
Total Return C,D	1.23%	(5.17)%	(.58)%	2.73%	3.36%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.45%	1.51%	1.51%	1.51%	1.51%
Expenses net of fee waivers, if any	1.45%	1.51%	1.51%	1.51%	1.51%
Expenses net of all reductions	1.45%	1.51%	1.51%	1.51%	1.51%
Net investment income (loss)	1.55%	(.15)%	.08%	.89%	1.20%
Supplemental Data
Net assets, end of period (in millions)	$29	$27	$33	$43	$33
Portfolio turnover rate G	49%	52%	64% H	67% H	46%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Short-Term Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.73	$8.88	$8.72	$8.52
Income from Investment Operations
Net investment income (loss) A,B	.215	.078	.100	.171	.195
Net realized and unrealized gain (loss)	(.027)	(.442)	(.055)	.158	.181
Total from investment operations	.188	(.364)	.045	.329	.376
Distributions from net investment income	(.188)	(.070)	(.136)	(.169)	(.176)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.188)	(.096)	(.195)	(.169)	(.176)
Net asset value, end of period	$8.27	$8.27	$8.73	$8.88	$8.72
Total Return C	2.31%	(4.19)%	.51%	3.82%	4.47%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.39%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.39%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.39%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.61%	.91%	1.13%	1.95%	2.28%
Supplemental Data
Net assets, end of period (in millions)	$1,807	$2,086	$2,568	$4,420	$5,017
Portfolio turnover rate F	49%	52%	64% G	67% G	46%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Short-Term Bond Fund Class I

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.73	$8.89	$8.72	$8.53
Income from Investment Operations
Net investment income (loss) A,B	.212	.073	.095	.166	.191
Net realized and unrealized gain (loss)	(.026)	(.441)	(.065)	.168	.171
Total from investment operations	.186	(.368)	.030	.334	.362
Distributions from net investment income	(.186)	(.066)	(.131)	(.164)	(.172)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.186)	(.092)	(.190)	(.164)	(.172)
Net asset value, end of period	$8.27	$8.27	$8.73	$8.89	$8.72
Total Return C	2.28%	(4.24)%	.34%	3.88%	4.29%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.44%	.50%	.50%	.50%	.51%
Expenses net of fee waivers, if any	.42%	.50%	.50%	.50%	.51%
Expenses net of all reductions	.42%	.50%	.50%	.50%	.51%
Net investment income (loss)	2.57%	.86%	1.08%	1.89%	2.22%
Supplemental Data
Net assets, end of period (in millions)	$215	$253	$269	$291	$334
Portfolio turnover rate F	49%	52%	64% G	67% G	46%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Short-Term Bond Fund Class Z

Years ended August 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$8.27	$8.73	$8.88	$8.72	$8.51
Income from Investment Operations
Net investment income (loss) B,C	.221	.085	.107	.178	.190
Net realized and unrealized gain (loss)	(.027)	(.441)	(.055)	.159	.189
Total from investment operations	.194	(.356)	.052	.337	.379
Distributions from net investment income	(.194)	(.078)	(.143)	(.177)	(.169)
Distributions from net realized gain	-	(.026)	(.059)	-	-
Total distributions	(.194)	(.104)	(.202)	(.177)	(.169)
Net asset value, end of period	$8.27	$8.27	$8.73	$8.88	$8.72
Total Return D,E	2.38%	(4.10)%	.60%	3.91%	4.50%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.34%	.40%	.40%	.40%	.40% H
Expenses net of fee waivers, if any	.31%	.36%	.36%	.36%	.36% H
Expenses net of all reductions	.31%	.36%	.36%	.36%	.36% H
Net investment income (loss)	2.68%	1.00%	1.22%	2.04%	2.43% H
Supplemental Data
Net assets, end of period (in millions)	$193	$146	$155	$118	$116
Portfolio turnover rate I	49%	52%	64% J	67% J	46%

AFor the period October 2, 2018 (commencement of sale of shares) through August 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns for periods of less than one year are not annualized.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short-Term Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Short-Term Bond Fund	$8

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$752
Gross unrealized depreciation	(61,774)
Net unrealized appreciation (depreciation)	$(61,022)
Tax Cost	$2,529,412

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,124
Capital loss carryforward	$(65,527)
Net unrealized appreciation (depreciation) on securities and other investments	$(61,022)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(27,378)
Long-term	$(38,149)
Total capital loss carryforward	$(65,527)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$59,658	$24,230
Long-term Capital Gains	-	9,881
Total	$59,658	$ 34,111

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short-Term Bond Fund	347,218	599,966

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective April 1, 2023, the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as proxy and shareholder meeting expenses.

Prior to April 1, 2023, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10%% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annual management fee rate was .26% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.15%	$319	$27
Class M	- %	.15%	80	-A
Class C	.75%	.25%	290	57
			$689	$84

A Amount  represents less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 1.50% for selling Class A and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive a contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$44
Class M	4
Class CA	1
$49

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Short-Term Bond and Class Z. FIIOC receives an asset-based fee of Short-Term Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$315.15
Class M	85.16
Class C	47.16
Short-Term Bond	1,978.10
Class I	358.15
Class Z	80.05
	$2,863

Fund Wide Operations Fee. For the period September 1, 2022 through March 31, 2023, pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser had agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. Effective April 1, 2023, the FWOE was terminated. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Short-Term Bond Fund	.03%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Short-Term Bond Fund	$5	$-	$-

9. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class I	None/.30%A	$49
Class Z	.36%/NoneA	37
		$86

A Expense limitation effective April 1, 2023.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Amount
Class M	$-A

A Amount represents less than five hundred dollars.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2023	Year ended August 31, 2022
Fidelity Short-Term Bond Fund
Distributions to shareholders
Class A	$4,386	$2,129
Class M	1,099	583
Class C	360	119
Short-Term Bond	44,751	26,668
Class I	5,263	2,734
Class Z	3,799	1,878
Total	$59,658	$34,111

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2023	Year ended August 31, 2022	Year ended August 31, 2023	Year ended August 31, 2022
Fidelity Short-Term Bond Fund
Class A
Shares sold	10,503	19,288	$86,499	$163,691
Reinvestment of distributions	480	234	3,959	1,991
Shares redeemed	(15,259)	(19,072)	(125,709)	(162,116)
Net increase (decrease)	(4,276)	450	$(35,251)	$3,566
Class M
Shares sold	753	1,266	$6,218	$10,745
Reinvestment of distributions	127	65	1,049	558
Shares redeemed	(1,767)	(2,054)	(14,573)	(17,437)
Net increase (decrease)	(887)	(723)	$(7,306)	$(6,134)
Class C
Shares sold	1,841	1,751	$15,068	$14,829
Reinvestment of distributions	42	13	350	115
Shares redeemed	(1,659)	(2,316)	(13,593)	(19,617)
Net increase (decrease)	224	(552)	$1,825	$(4,673)
Short-Term Bond
Shares sold	46,451	41,855	$381,360	$354,127
Reinvestment of distributions	4,364	2,640	36,001	22,511
Shares redeemed	(84,602)	(86,466)	(696,693)	(732,749)
Net increase (decrease)	(33,787)	(41,971)	$(279,332)	$(356,111)
Class I
Shares sold	17,125	17,325	$140,866	$145,973
Reinvestment of distributions	611	298	5,044	2,543
Shares redeemed	(22,379)	(17,812)	(184,522)	(150,956)
Net increase (decrease)	(4,643)	(189)	$(38,612)	$(2,440)
Class Z
Shares sold	14,415	9,084	$118,682	$76,963
Reinvestment of distributions	357	165	2,948	1,406
Shares redeemed	(9,140)	(9,349)	(75,189)	(79,406)
Net increase (decrease)	5,632	(100)	$46,441	$(1,037)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Credit Risk.
The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.
14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023
Fidelity® Short-Term Bond Fund
Class A	.52%
Actual		$ 1,000	$ 1,019.70	$ 2.65
Hypothetical-B		$ 1,000	$ 1,022.58	$ 2.65
Class M	.54%
Actual		$ 1,000	$ 1,019.60	$ 2.75
Hypothetical-B		$ 1,000	$ 1,022.48	$ 2.75
Class C	1.38%
Actual		$ 1,000	$ 1,016.50	$ 7.01
Hypothetical-B		$ 1,000	$ 1,018.25	$ 7.02
Fidelity® Short-Term Bond Fund	.33%
Actual		$ 1,000	$ 1,020.70	$ 1.68
Hypothetical-B		$ 1,000	$ 1,023.54	$ 1.68
Class I **	.33%
Actual		$ 1,000	$ 1,020.60	$ 1.68
Hypothetical-B		$ 1,000	$ 1,023.54	$ 1.68
Class Z	.27%
Actual		$ 1,000	$ 1,020.90	$ 1.38
Hypothetical-B		$ 1,000	$ 1,023.84	$ 1.38

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective April 1, 2023, had been in effect during the entire current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Fidelity® Short-Term Bond Fund
Class I	.30%
Actual		$ 1.53
Hypothetical- B		$ 1.53

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 29.70% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $22,679,886 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $59,657,557 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Short-Term Bond Fund

At its March 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) for the fund (the Amended Contract) that will charge a flat management fee covering fund-level expenses of 20 basis points. As a result, the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, effective April 1, 2023. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract (Current Management Contract). At its September 2022 meeting, the Board concluded that the nature, extent and quality of the services to be provided to the fund under the Current Management Contract should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contract at its March 2023 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the Current Management Contract. Based on its review, the Board concluded at its September 2022 meeting that the fund's current management fee and the total expense ratio of each class of the fund are fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
In reviewing the Amended Contract, the Board considered the fund's proposed management fee rate out of which FMR will pay all "fund-level" expenses, with certain limited exceptions, and the projected total expense ratio of each class of the fund. The Board considered that the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, based on the average group assets for December 2022. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total net expense ratio of each class of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.
The Board also noted that, in conjunction with the approval of the lower management fee rate under the Amended Contract, FMR has contractually agreed to reimburse Class I of the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets exceed 30 basis points through December 31, 2024.
Based on its review, the Board concluded that the management fee and the projected total expense ratio of each class of the fund continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.
Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its September 2022 meeting, the Board concluded that it was satisfied that the profitability of Fidelity in connection with the operation of the fund was not excessive. Because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider Fidelity's costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract.
Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its September 2022 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with the approval of the fund's Amended Contract, the Board did not consider economies of scale because the proposed fee arrangement lowers the fund's management fee and FMR will contractually limit Class I expenses. The Board will continue to review economies of scale in connection with its consideration of future renewals of the Amended Contract.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the fund's Amended Contract should be approved.

1.703606.126
STP-ANN-1023
Fidelity® U.S. Bond Index Fund

Annual Report
August 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® U.S. Bond Index Fund	-1.16%	0.50%	1.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Bond Index Fund on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund returned -1.16% versus the -1.19% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. Differences in the way fund holdings and index components were priced modestly boosted relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Given the large number of securities in the index (roughly 13,400) and the significant costs associated with full replication of the index, we construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the index. Exposures include duration, key rate durations, credit quality, sector and issuer allocation and other factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%*
Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 25.9%
	Principal Amount (a) (000s)	Value ($) (000s)
COMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.:
1.65% 2/1/28	8,216	7,025
2.25% 2/1/32	13,533	10,558
2.75% 6/1/31	14,741	12,178
2.95% 7/15/26	6,356	5,931
3.3% 2/1/52	14,016	9,139
3.5% 6/1/41	7,559	5,544
3.5% 9/15/53	25,048	16,487
3.5% 2/1/61	3,800	2,434
3.55% 9/15/55	54,468	35,550
3.65% 6/1/51	11,600	7,956
3.65% 9/15/59	31,190	20,185
3.8% 2/15/27	7,149	6,801
4.35% 6/15/45	5,085	4,018
4.5% 3/9/48	6,502	5,190
4.65% 6/1/44	6,251	5,187
British Telecommunications PLC 9.625% 12/15/30	12,479	15,197
Orange SA 5.5% 2/6/44	2,383	2,326
Sprint Capital Corp. 8.75% 3/15/32	10,000	11,919
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	10,645	10,132
4.895% 3/6/48	3,000	2,395
5.213% 3/8/47	5,203	4,361
5.52% 3/1/49	2,700	2,357
7.045% 6/20/36	2,065	2,200
Verizon Communications, Inc.:
1.5% 9/18/30	3,190	2,492
1.68% 10/30/30	2,665	2,083
2.355% 3/15/32	46,571	36,835
2.55% 3/21/31	41,913	34,502
2.987% 10/30/56	69,319	41,423
3.55% 3/22/51	8,661	6,070
4.125% 3/16/27	5,561	5,357
4.272% 1/15/36	19,285	17,121
4.329% 9/21/28	12,151	11,637
4.4% 11/1/34	2,999	2,717
4.75% 11/1/41	795	714
5.012% 4/15/49	913	819
5.012% 8/21/54	9,975	8,831
		375,671
Entertainment - 0.1%
The Walt Disney Co.:
2% 9/1/29	8,297	7,035
2.65% 1/13/31	12,615	10,807
2.75% 9/1/49	8,288	5,331
3.5% 5/13/40	5,423	4,348
3.6% 1/13/51	5,404	4,067
3.7% 10/15/25	5,561	5,399
3.8% 5/13/60	5,423	4,103
4.7% 3/23/50	3,867	3,530
5.4% 10/1/43	3,078	3,066
6.15% 3/1/37	3,142	3,317
6.15% 2/15/41	8,340	8,947
		59,950
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	5,896	5,411
1.1% 8/15/30	11,696	9,373
1.998% 8/15/26	1,827	1,691
2.05% 8/15/50	11,696	7,001
Baidu, Inc. 3.425% 4/7/30	9,666	8,506
Meta Platforms, Inc.:
3.5% 8/15/27	6,820	6,500
3.85% 8/15/32	7,620	6,996
4.45% 8/15/52	12,000	10,184
4.6% 5/15/28	4,630	4,590
4.65% 8/15/62	1,800	1,531
4.95% 5/15/33	6,700	6,667
5.6% 5/15/53	6,190	6,215
		74,665
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	20,299	16,357
3.5% 6/1/41	26,758	17,734
3.7% 4/1/51	7,027	4,367
4.2% 3/15/28	8,737	8,138
4.4% 4/1/33	12,800	11,270
4.908% 7/23/25	6,338	6,224
5.05% 3/30/29	4,833	4,603
5.125% 7/1/49	9,816	7,553
5.375% 5/1/47	4,534	3,623
5.75% 4/1/48	4,154	3,500
6.384% 10/23/35	10,684	10,364
6.484% 10/23/45	3,725	3,427
Comcast Corp.:
1.5% 2/15/31	11,310	8,849
1.95% 1/15/31	2,030	1,641
2.35% 1/15/27	18,905	17,344
2.45% 8/15/52	11,310	6,619
2.65% 2/1/30	6,264	5,447
2.8% 1/15/51	6,476	4,108
2.887% 11/1/51	15,309	9,817
2.937% 11/1/56	57,662	35,882
2.987% 11/1/63	9,051	5,472
3.15% 3/1/26	3,972	3,794
3.3% 2/1/27	9,461	8,950
3.375% 8/15/25	10,882	10,511
3.4% 4/1/30	5,800	5,289
3.45% 2/1/50	5,896	4,303
3.7% 4/15/24	8,238	8,135
3.75% 4/1/40	4,644	3,820
3.969% 11/1/47	4,131	3,312
4% 3/1/48	9,532	7,670
4.15% 10/15/28	14,973	14,438
4.4% 8/15/35	7,700	7,137
Discovery Communications LLC:
3.625% 5/15/30	9,512	8,354
4% 9/15/55	9,083	5,924
4.65% 5/15/50	9,512	7,090
5.2% 9/20/47	6,673	5,402
Fox Corp.:
4.03% 1/25/24	3,734	3,704
4.709% 1/25/29	8,245	7,954
5.476% 1/25/39	3,027	2,747
5.576% 1/25/49	7,398	6,608
Magallanes, Inc.:
3.755% 3/15/27	8,767	8,223
4.279% 3/15/32	24,337	21,476
5.05% 3/15/42	8,564	7,040
5.141% 3/15/52	23,164	18,464
Paramount Global:
3.375% 2/15/28	8,381	7,440
4% 1/15/26	4,766	4,576
4.2% 6/1/29	7,143	6,393
4.375% 3/15/43	2,093	1,445
4.6% 1/15/45	5,799	4,002
4.95% 1/15/31	13,185	11,761
Time Warner Cable LLC:
4.5% 9/15/42	16,137	11,791
6.55% 5/1/37	7,500	7,126
7.3% 7/1/38	3,177	3,218
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	4,059	3,718
3% 7/30/46	3,575	2,452
3.15% 9/17/25	7,522	7,222
4.125% 6/1/44	4,528	3,817
4.375% 8/16/41	5,200	4,546
		452,191
Wireless Telecommunication Services - 0.4%
America Movil S.A.B. de CV:
3.625% 4/22/29	6,667	6,099
6.125% 11/15/37	6,645	6,924
Rogers Communications, Inc.:
2.9% 11/15/26	1,986	1,831
3.625% 12/15/25	1,589	1,513
3.7% 11/15/49	4,833	3,284
3.8% 3/15/32	23,199	19,842
4.1% 10/1/23	3,833	3,827
5.45% 10/1/43	4,588	4,099
T-Mobile U.S.A., Inc.:
2.05% 2/15/28	11,928	10,414
3.3% 2/15/51	11,928	8,008
3.5% 4/15/25	10,079	9,743
3.75% 4/15/27	6,689	6,340
3.875% 4/15/30	6,689	6,105
4.375% 4/15/40	6,689	5,748
4.5% 4/15/50	11,522	9,517
4.8% 7/15/28	6,375	6,232
4.95% 3/15/28	14,700	14,495
5.05% 7/15/33	30,475	29,406
5.2% 1/15/33	7,265	7,119
5.65% 1/15/53	18,310	17,860
Vodafone Group PLC:
4.375% 5/30/28	20,333	19,962
5.125% 6/19/59	5,220	4,445
5.25% 5/30/48	18,988	17,155
		219,968
TOTAL COMMUNICATION SERVICES		1,182,445
CONSUMER DISCRETIONARY - 1.4%
Automobile Components - 0.0%
Lear Corp. 3.55% 1/15/52	2,600	1,695
Automobiles - 0.3%
American Honda Finance Corp.:
1.2% 7/8/25	9,305	8,627
2% 3/24/28	2,000	1,751
2.25% 1/12/29	1,900	1,655
2.3% 9/9/26	3,972	3,650
2.9% 2/16/24	2,000	1,973
3.55% 1/12/24	21,383	21,212
5.125% 7/7/28	4,550	4,553
Daimler Finance North America LLC 8.5% 1/18/31	2,000	2,440
General Motors Co.:
5% 10/1/28	5,463	5,302
5.15% 4/1/38	1,300	1,134
5.2% 4/1/45	3,392	2,803
5.6% 10/15/32	4,900	4,716
5.95% 4/1/49	5,027	4,508
6.6% 4/1/36	4,639	4,663
6.75% 4/1/46	5,684	5,608
6.8% 10/1/27	10,536	10,860
General Motors Financial Co., Inc.:
2.35% 1/8/31	2,000	1,553
2.4% 4/10/28	2,000	1,729
2.4% 10/15/28	1,700	1,439
3.85% 1/5/28	5,561	5,124
4% 1/15/25	4,902	4,765
4% 10/6/26	2,923	2,763
4.3% 7/13/25	9,850	9,564
4.35% 1/17/27	6,356	6,047
5.65% 1/17/29	16,996	16,706
6.4% 1/9/33	10,000	10,067
Honda Motor Co. Ltd. 2.534% 3/10/27	14,164	13,022
Toyota Motor Corp.:
0.681% 3/25/24	22,010	21,410
2.358% 7/2/24	4,930	4,800
2.362% 3/25/31	10,633	8,936
5.118% 7/13/28	2,000	2,019
		195,399
Broadline Retail - 0.3%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	16,568	13,264
3.15% 2/9/51	17,076	10,325
Amazon.com, Inc.:
0.8% 6/3/25	8,758	8,133
1% 5/12/26	5,087	4,597
1.5% 6/3/30	15,466	12,573
2.1% 5/12/31	7,251	6,013
2.5% 6/3/50	5,085	3,240
2.8% 8/22/24	5,147	5,016
2.875% 5/12/41	27,600	20,704
3.1% 5/12/51	5,251	3,750
3.15% 8/22/27	8,309	7,813
3.6% 4/13/32	2,000	1,840
3.875% 8/22/37	8,728	7,855
4.05% 8/22/47	15,112	13,041
4.25% 8/22/57	7,208	6,242
4.55% 12/1/27	10,000	9,961
4.7% 12/1/32	28,300	28,124
4.8% 12/5/34	6,766	6,809
eBay, Inc.:
1.9% 3/11/25	10,000	9,472
2.6% 5/10/31	2,000	1,654
2.7% 3/11/30	2,000	1,707
5.95% 11/22/27	8,000	8,201
Kohl's Corp.:
4.25% 7/17/25	2,900	2,727
5.55% 7/17/45	1,500	950
10.75% 5/15/25	1,257	1,296
		195,307
Distributors - 0.0%
Genuine Parts Co. 2.75% 2/1/32	2,000	1,630
Diversified Consumer Services - 0.1%
American University 3.672% 4/1/49	1,903	1,480
Duke University 2.832% 10/1/55	3,714	2,450
George Washington University:
4.126% 9/15/48	5,575	4,730
4.3% 9/15/44	1,589	1,361
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	3,694	3,466
4.3% 2/21/48	3,948	3,239
Massachusetts Institute of Technology:
2.989% 7/1/50	3,722	2,672
3.885% 7/1/2116	2,248	1,680
3.959% 7/1/38	3,753	3,373
Northwestern University:
3.662% 12/1/57	4,398	3,424
4.643% 12/1/44	2,661	2,526
President and Fellows of Harvard College:
3.3% 7/15/56	3,852	2,777
3.619% 10/1/37	795	680
Rice University 3.774% 5/15/55	1,510	1,200
Trustees of Princeton Univ. 5.7% 3/1/39	795	855
University Notre Dame du Lac 3.438% 2/15/45	2,646	2,099
University of Chicago 3% 10/1/52	5,027	3,539
University of Southern California:
2.945% 10/1/51	9,096	6,214
5.25% 10/1/2111	1,589	1,508
		49,273
Hotels, Restaurants & Leisure - 0.2%
Expedia, Inc.:
2.95% 3/15/31	2,000	1,672
3.25% 2/15/30	6,863	5,983
4.625% 8/1/27	2,000	1,940
Marriott International, Inc. 2.85% 4/15/31	17,100	14,198
McDonald's Corp.:
3.3% 7/1/25	4,790	4,626
3.5% 7/1/27	7,617	7,230
3.6% 7/1/30	5,684	5,229
3.625% 9/1/49	9,831	7,413
3.7% 1/30/26	13,400	12,959
4.2% 4/1/50	6,666	5,535
4.45% 3/1/47	4,511	3,895
4.875% 12/9/45	4,313	3,983
6.3% 3/1/38	5,596	6,097
Metropolitan Museum of Art 3.4% 7/1/45	2,383	1,792
Starbucks Corp.:
2% 3/12/27	9,502	8,570
2.45% 6/15/26	7,944	7,414
3% 2/14/32	4,900	4,203
3.5% 11/15/50	3,287	2,384
3.8% 8/15/25	5,520	5,368
3.85% 10/1/23	1,489	1,487
4% 11/15/28	5,561	5,321
4.5% 11/15/48	3,734	3,200
		120,499
Household Durables - 0.0%
D.R. Horton, Inc. 1.3% 10/15/26	2,000	1,763
Lennar Corp. 4.75% 11/29/27	6,283	6,092
Toll Brothers Finance Corp. 4.35% 2/15/28	1,900	1,783
Whirlpool Corp. 5.5% 3/1/33	8,400	8,329
		17,967
Leisure Products - 0.0%
Hasbro, Inc.:
3.9% 11/19/29	2,000	1,814
5.1% 5/15/44	3,400	2,957
		4,771
Specialty Retail - 0.4%
Advance Auto Parts, Inc. 5.95% 3/9/28	4,420	4,371
AutoNation, Inc.:
2.4% 8/1/31	1,000	771
3.85% 3/1/32	6,090	5,156
AutoZone, Inc.:
3.25% 4/15/25	3,177	3,064
3.625% 4/15/25	9,202	8,926
3.75% 6/1/27	4,611	4,385
4% 4/15/30	9,521	8,810
Lowe's Companies, Inc.:
1.3% 4/15/28	6,380	5,396
1.7% 10/15/30	9,666	7,675
3.65% 4/5/29	10,507	9,759
3.7% 4/15/46	2,780	2,084
3.75% 4/1/32	32,063	28,728
4.05% 5/3/47	9,135	7,143
4.5% 4/15/30	9,618	9,268
4.8% 4/1/26	8,100	8,006
5.625% 4/15/53	5,000	4,856
5.75% 7/1/53	4,623	4,570
O'Reilly Automotive, Inc. 4.7% 6/15/32	8,100	7,745
The Home Depot, Inc.:
2.375% 3/15/51	13,507	8,043
2.5% 4/15/27	9,637	8,906
2.8% 9/14/27	3,972	3,691
2.95% 6/15/29	16,616	15,091
3% 4/1/26	7,967	7,615
3.125% 12/15/49	5,317	3,724
3.3% 4/15/40	6,833	5,385
3.75% 2/15/24	5,343	5,303
3.9% 12/6/28	4,575	4,397
3.9% 6/15/47	6,813	5,545
4.2% 4/1/43	1,251	1,091
4.25% 4/1/46	2,606	2,234
4.5% 12/6/48	10,434	9,324
4.875% 2/15/44	2,283	2,155
5.875% 12/16/36	13,741	14,742
		227,959
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	4,969	4,754
2.85% 3/27/30	4,775	4,263
3.25% 3/27/40	9,666	7,785
3.375% 11/1/46	3,575	2,767
3.375% 3/27/50	4,775	3,687
Tapestry, Inc. 3.05% 3/15/32	2,320	1,785
		25,041
TOTAL CONSUMER DISCRETIONARY		839,541
CONSUMER STAPLES - 1.7%
Beverages - 0.6%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.7% 2/1/36	10,000	9,571
Anheuser-Busch InBev Finance, Inc.:
4.625% 2/1/44	4,567	4,147
4.7% 2/1/36	3,868	3,702
4.9% 2/1/46	14,442	13,435
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	5,000	4,599
4% 4/13/28	15,219	14,656
4.439% 10/6/48	5,873	5,145
4.6% 4/15/48	14,894	13,414
5.55% 1/23/49	33,724	34,544
5.8% 1/23/59 (Reg. S)	11,081	11,619
8.2% 1/15/39	3,624	4,632
Constellation Brands, Inc.:
3.5% 5/9/27	7,944	7,475
3.7% 12/6/26	5,997	5,714
4.75% 5/9/32	5,000	4,793
5.25% 11/15/48	5,751	5,373
Diageo Capital PLC:
1.375% 9/29/25	11,020	10,174
2% 4/29/30	11,793	9,839
2.125% 4/29/32	10,633	8,544
Dr. Pepper Snapple Group, Inc.:
2.25% 3/15/31	2,000	1,628
3.2% 5/1/30	2,000	1,773
3.8% 5/1/50	2,513	1,909
4.05% 4/15/32	11,200	10,266
4.417% 5/25/25	10,000	9,806
Molson Coors Beverage Co.:
3% 7/15/26	13,822	12,951
4.2% 7/15/46	10,509	8,328
PepsiCo, Inc.:
1.4% 2/25/31	12,450	9,898
1.625% 5/1/30	34,299	28,218
2.375% 10/6/26	5,362	5,025
3% 10/15/27	14,466	13,607
3.6% 8/13/42	2,383	1,973
3.875% 3/19/60	4,833	3,950
4.25% 10/22/44	4,766	4,131
4.45% 4/14/46	4,607	4,258
The Coca-Cola Co.:
1.375% 3/15/31	9,666	7,628
1.45% 6/1/27	6,650	5,938
1.65% 6/1/30	6,660	5,488
2.5% 6/1/40	6,660	4,813
2.5% 3/15/51	4,833	3,127
2.6% 6/1/50	6,660	4,431
2.75% 6/1/60	6,660	4,329
		324,851
Consumer Staples Distribution & Retail - 0.3%
Costco Wholesale Corp.:
1.375% 6/20/27	13,997	12,374
1.6% 4/20/30	2,000	1,650
1.75% 4/20/32	2,000	1,591
2.75% 5/18/24	4,766	4,669
Dollar General Corp. 5% 11/1/32	9,230	8,789
Dollar Tree, Inc.:
4% 5/15/25	6,356	6,166
4.2% 5/15/28	8,178	7,760
Kroger Co.:
1.7% 1/15/31	5,315	4,129
2.65% 10/15/26	2,264	2,094
3.5% 2/1/26	3,177	3,033
3.95% 1/15/50	2,900	2,248
5.15% 8/1/43	2,165	1,947
5.4% 1/15/49	5,171	4,932
Sysco Corp.:
3.3% 7/15/26	2,606	2,473
3.3% 2/15/50	11,213	7,686
3.75% 10/1/25	4,528	4,379
6.6% 4/1/40	7,830	8,262
Target Corp.:
3.9% 11/15/47	11,736	9,576
4% 7/1/42	5,561	4,830
4.4% 1/15/33	8,300	7,937
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	9,966	8,456
3.45% 6/1/26	3,972	3,752
4.65% 6/1/46	4,369	3,406
Walmart, Inc.:
2.95% 9/24/49	5,027	3,564
3.3% 4/22/24	15,092	14,882
3.7% 6/26/28	9,771	9,416
3.9% 4/15/28	7,300	7,077
4.05% 6/29/48	14,433	12,695
4.1% 4/15/33	7,300	6,957
4.3% 4/22/44	4,766	4,294
5.625% 4/1/40	1,589	1,714
5.625% 4/15/41	3,654	3,909
6.5% 8/15/37	6,573	7,578
		194,225
Food Products - 0.3%
Archer Daniels Midland Co. 4.5% 8/15/33	16,900	16,361
Bunge Ltd. Finance Corp. 2.75% 5/14/31	2,000	1,673
Campbell Soup Co. 4.8% 3/15/48	11,120	9,648
Conagra Brands, Inc.:
4.3% 5/1/24	7,126	7,046
4.85% 11/1/28	10,827	10,540
5.3% 11/1/38	3,936	3,636
5.4% 11/1/48	7,130	6,490
General Mills, Inc.:
2.875% 4/15/30	5,778	5,048
3% 2/1/51	4,854	3,268
4.2% 4/17/28	13,662	13,101
JBS U.S.A. Lux SA / JBS Food Co.:
3% 5/15/32	8,000	6,318
5.75% 4/1/33	19,650	18,702
Kellogg Co.:
3.25% 4/1/26	2,955	2,811
4.3% 5/15/28	4,766	4,585
Kraft Heinz Foods Co.:
3.875% 5/15/27	28,999	27,701
4.375% 6/1/46	14,500	12,004
5% 7/15/35	1,000	971
5% 6/4/42	9,800	8,953
6.875% 1/26/39	2,000	2,192
Tyson Foods, Inc.:
3.95% 8/15/24	6,017	5,910
4% 3/1/26	5,854	5,659
4.35% 3/1/29	7,149	6,765
5.1% 9/28/48	7,408	6,431
Unilever Capital Corp.:
1.375% 9/14/30	14,582	11,607
1.75% 8/12/31	2,000	1,600
2% 7/28/26	1,716	1,589
3.1% 7/30/25	2,383	2,297
		202,906
Household Products - 0.1%
Colgate-Palmolive Co.:
3.1% 8/15/25	2,000	1,928
3.25% 3/15/24	7,944	7,846
3.25% 8/15/32	2,000	1,809
Kimberly-Clark Corp.:
1.05% 9/15/27	16,774	14,484
3.1% 3/26/30	3,346	3,022
3.2% 7/30/46	1,986	1,438
3.95% 11/1/28	6,766	6,554
6.625% 8/1/37	1,200	1,378
Procter & Gamble Co.:
1% 4/23/26	9,135	8,307
1.95% 4/23/31	14,500	12,163
2.3% 2/1/32	2,000	1,709
2.85% 8/11/27	3,575	3,350
3% 3/25/30	9,868	9,017
5.55% 3/5/37	2,000	2,162
		75,167
Personal Care Products - 0.1%
Estee Lauder Companies, Inc. 1.95% 3/15/31	13,533	10,921
Kenvue, Inc.:
4.9% 3/22/33 (b)	6,173	6,139
5.05% 3/22/28 (b)	5,583	5,598
5.05% 3/22/53 (b)	6,173	6,045
		28,703
Tobacco - 0.3%
Altria Group, Inc.:
3.4% 2/4/41	10,000	6,814
3.8% 2/14/24	3,694	3,661
3.875% 9/16/46	7,944	5,470
4.25% 8/9/42	7,768	5,884
4.8% 2/14/29	10,541	10,213
5.8% 2/14/39	7,428	7,237
5.95% 2/14/49	8,261	7,692
BAT Capital Corp.:
3.222% 8/15/24	8,182	7,979
3.557% 8/15/27	16,817	15,601
3.984% 9/25/50	2,900	1,918
4.39% 8/15/37	8,622	6,828
4.54% 8/15/47	13,298	9,670
4.758% 9/6/49	9,666	7,164
6.421% 8/2/33	5,000	4,991
BAT International Finance PLC 5.931% 2/2/29	3,000	2,988
Philip Morris International, Inc.:
2.75% 2/25/26	2,979	2,811
3.6% 11/15/23	2,916	2,904
3.875% 8/21/42	3,833	2,993
4.125% 3/4/43	7,944	6,310
4.875% 2/15/28	6,100	6,021
4.875% 11/15/43	4,766	4,190
5.125% 11/17/27	8,330	8,314
5.375% 2/15/33	6,430	6,349
5.75% 11/17/32	5,880	5,964
6.375% 5/16/38	1,152	1,238
Reynolds American, Inc.:
4.45% 6/12/25	5,607	5,485
4.85% 9/15/23	1,430	1,430
5.85% 8/15/45	3,368	2,926
7.25% 6/15/37	5,735	6,028
		167,073
TOTAL CONSUMER STAPLES		992,925
ENERGY - 1.7%
Energy Equipment & Services - 0.1%
Baker Hughes Co.:
4.08% 12/15/47	19,106	15,203
5.125% 9/15/40	1,589	1,502
Halliburton Co.:
2.92% 3/1/30	7,656	6,676
3.8% 11/15/25	203	198
5% 11/15/45	5,989	5,390
7.45% 9/15/39	1,192	1,387
		30,356
Oil, Gas & Consumable Fuels - 1.6%
Apache Corp. 5.1% 9/1/40	2,383	1,981
Boardwalk Pipelines LP:
3.4% 2/15/31	2,000	1,705
4.95% 12/15/24	3,774	3,719
BP Capital Markets PLC 3.279% 9/19/27	10,121	9,531
Canadian Natural Resources Ltd.:
3.9% 2/1/25	1,489	1,447
4.95% 6/1/47	5,084	4,414
5.85% 2/1/35	9,570	9,301
6.25% 3/15/38	5,441	5,484
Cenovus Energy, Inc.:
2.65% 1/15/32	5,664	4,559
4.25% 4/15/27	7,547	7,249
5.4% 6/15/47	7,466	6,711
6.75% 11/15/39	1,589	1,648
Chevron Corp.:
1.554% 5/11/25	5,916	5,565
1.995% 5/11/27	4,949	4,487
2.236% 5/11/30	5,916	5,066
2.895% 3/3/24	18,691	18,440
2.954% 5/16/26	8,737	8,327
2.978% 5/11/40	4,949	3,667
3.078% 5/11/50	5,916	4,201
Chevron U.S.A., Inc.:
4.2% 10/15/49	3,480	2,875
4.95% 8/15/47	10,963	10,076
Columbia Pipeline Group, Inc. 4.5% 6/1/25	2,641	2,577
ConocoPhillips Co.:
5.05% 9/15/33	9,450	9,391
5.55% 3/15/54	9,450	9,473
5.95% 3/15/46	4,766	4,961
6.5% 2/1/39	5,981	6,670
DCP Midstream Operating LP:
3.25% 2/15/32	1,000	834
8.125% 8/16/30	2,000	2,269
Devon Energy Corp.:
5% 6/15/45	13,220	11,311
5.6% 7/15/41	2,283	2,120
Diamondback Energy, Inc. 6.25% 3/15/33	11,200	11,574
Eastern Gas Transmission & Storage, Inc. 3.9% 11/15/49	9,666	6,750
Enbridge, Inc.:
3.5% 6/10/24	2,244	2,203
5.5% 12/1/46	11,511	10,642
5.7% 3/8/33	10,480	10,485
Energy Transfer LP:
3.75% 5/15/30	13,291	11,871
3.9% 7/15/26	5,974	5,711
4.95% 6/15/28	7,490	7,254
5% 5/15/50	14,074	11,585
5.15% 3/15/45	6,356	5,359
5.3% 4/1/44	4,607	3,925
5.4% 10/1/47	4,369	3,763
5.8% 6/15/38	6,960	6,597
6% 6/15/48	15,589	14,410
6.25% 4/15/49	2,315	2,216
Enterprise Products Operating LP:
3.3% 2/15/53	3,026	2,069
3.7% 2/15/26	1,405	1,355
3.95% 2/15/27	20,557	19,766
4.2% 1/31/50	4,727	3,777
4.25% 2/15/48	15,839	12,909
4.8% 2/1/49	5,834	5,126
4.85% 8/15/42	1,986	1,783
4.85% 3/15/44	3,972	3,546
4.9% 5/15/46	3,400	3,021
5.35% 1/31/33	7,800	7,843
5.7% 2/15/42	1,589	1,566
7.55% 4/15/38	1,589	1,820
EOG Resources, Inc. 4.15% 1/15/26	4,448	4,355
EQT Corp. 5.7% 4/1/28	6,471	6,442
Equinor ASA:
2.375% 5/22/30	9,144	7,854
3.125% 4/6/30	7,926	7,198
3.625% 9/10/28	9,596	9,108
3.7% 3/1/24	2,899	2,874
3.7% 4/6/50	12,681	9,792
5.1% 8/17/40	1,589	1,546
Exxon Mobil Corp.:
3.043% 3/1/26	6,618	6,323
3.452% 4/15/51	3,316	2,467
3.482% 3/19/30	19,333	17,878
3.567% 3/6/45	5,282	4,122
4.227% 3/19/40	20,900	18,679
Hess Corp.:
3.5% 7/15/24	3,019	2,956
5.6% 2/15/41	2,701	2,539
5.8% 4/1/47	3,383	3,229
6% 1/15/40	2,000	1,963
7.875% 10/1/29	3,300	3,647
Kinder Morgan Energy Partners LP:
3.5% 9/1/23	1,589	1,589
4.25% 9/1/24	11,915	11,720
4.7% 11/1/42	3,019	2,461
5% 3/1/43	795	673
5.5% 3/1/44	5,558	4,958
5.625% 9/1/41	795	722
6.55% 9/15/40	2,383	2,368
Kinder Morgan, Inc.:
4.3% 3/1/28	7,919	7,549
4.8% 2/1/33	2,000	1,864
5.2% 6/1/33	5,970	5,719
5.2% 3/1/48	6,974	6,006
5.3% 12/1/34	6,792	6,460
5.55% 6/1/45	12,933	11,688
Magellan Midstream Partners LP:
4.25% 9/15/46	4,369	3,221
5% 3/1/26	2,383	2,355
Marathon Oil Corp.:
5.2% 6/1/45	3,972	3,289
6.6% 10/1/37	2,000	2,016
Marathon Petroleum Corp.:
4.5% 4/1/48	4,630	3,594
4.7% 5/1/25	17,399	17,095
6.5% 3/1/41	795	810
MPLX LP:
4.125% 3/1/27	7,506	7,187
4.7% 4/15/48	15,489	12,430
4.8% 2/15/29	7,300	7,034
5.2% 3/1/47	4,861	4,185
5.5% 2/15/49	6,892	6,141
Occidental Petroleum Corp. 6.6% 3/15/46	19,100	19,657
ONEOK, Inc.:
3.1% 3/15/30	2,000	1,717
3.4% 9/1/29	1,300	1,148
4.35% 3/15/29	2,000	1,870
4.45% 9/1/49	4,640	3,487
4.5% 3/15/50	1,100	826
4.95% 7/13/47	4,647	3,820
5.2% 7/15/48	2,399	2,052
5.65% 11/1/28	3,550	3,555
6.1% 11/15/32	8,780	8,919
6.625% 9/1/53	6,710	6,767
Ovintiv, Inc. 6.5% 2/1/38	7,055	6,930
Phillips 66 Co.:
0.9% 2/15/24	2,000	1,956
3.85% 4/9/25	2,000	1,946
3.9% 3/15/28	2,000	1,894
4.65% 11/15/34	2,000	1,877
4.875% 11/15/44	795	718
5.875% 5/1/42	7,547	7,697
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	1,000	879
3.6% 11/1/24	5,719	5,568
4.65% 10/15/25	9,730	9,489
4.9% 2/15/45	1,509	1,208
6.65% 1/15/37	4,220	4,278
Sabine Pass Liquefaction LLC 4.5% 5/15/30	15,000	14,116
Shell International Finance BV:
2% 11/7/24	7,830	7,529
2.375% 11/7/29	26,293	22,840
3.125% 11/7/49	11,116	7,750
3.25% 5/11/25	11,249	10,890
3.5% 11/13/23	5,561	5,538
3.875% 11/13/28	6,766	6,489
4% 5/10/46	3,177	2,612
4.375% 5/11/45	10,565	9,166
6.375% 12/15/38	5,337	5,876
Spectra Energy Partners LP:
3.375% 10/15/26	12,956	12,198
4.75% 3/15/24	3,833	3,809
Suncor Energy, Inc.:
4% 11/15/47	3,972	2,978
6.8% 5/15/38	6,708	7,006
6.85% 6/1/39	1,589	1,658
Targa Resources Corp.:
4.95% 4/15/52	6,000	4,870
6.125% 3/15/33	9,100	9,266
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32	2,000	1,725
4.875% 2/1/31	2,000	1,837
5% 1/15/28	1,300	1,251
5.5% 3/1/30	2,000	1,917
The Williams Companies, Inc.:
3.75% 6/15/27	18,557	17,468
3.9% 1/15/25	2,800	2,731
4.55% 6/24/24	4,507	4,459
4.85% 3/1/48	6,697	5,701
5.4% 3/2/26	3,600	3,594
5.65% 3/15/33	2,610	2,625
5.75% 6/24/44	1,509	1,428
Total Capital International SA:
3.127% 5/29/50	2,832	1,958
3.455% 2/19/29	16,952	15,778
3.461% 7/12/49	5,181	3,856
3.75% 4/10/24	1,589	1,571
TransCanada PipeLines Ltd.:
4.625% 3/1/34	10,000	9,046
4.75% 5/15/38	8,334	7,290
4.875% 1/15/26	3,972	3,923
4.875% 5/15/48	3,908	3,319
5.1% 3/15/49	2,778	2,439
6.1% 6/1/40	5,321	5,360
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	4,640	4,090
3.95% 5/15/50	4,640	3,466
4.45% 8/1/42	6,157	5,122
4.6% 3/15/48	3,177	2,651
Valero Energy Corp.:
2.85% 4/15/25	13,126	12,537
4% 4/1/29	7,408	6,989
4% 6/1/52	5,100	3,738
6.625% 6/15/37	7,605	8,094
Western Gas Partners LP 4.05% 2/1/30	10,100	9,009
		982,912
TOTAL ENERGY		1,013,268
FINANCIALS - 9.0%
Banks - 4.9%
Australia and New Zealand Banking Group Ltd. 3.7% 11/16/25	5,696	5,511
Banco Bilbao Vizcaya Argentaria SA 6.138% 9/14/28 (c)	2,000	2,009
Banco Santander SA:
1.849% 3/25/26	13,000	11,741
2.749% 12/3/30	1,000	775
2.958% 3/25/31	14,400	11,841
3.225% 11/22/32 (c)	7,800	6,139
4.175% 3/24/28 (c)	6,000	5,626
5.294% 8/18/27	2,000	1,961
6.921% 8/8/33	2,600	2,599
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 1.53% 12/6/25 (c)(d)	39,149	37,020
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (c)(d)	22,900	22,599
1.658% 3/11/27 (c)	15,408	13,923
1.734% 7/22/27 (c)	19,987	17,884
2.015% 2/13/26 (c)	20,058	18,913
2.087% 6/14/29 (c)	4,543	3,876
2.299% 7/21/32 (c)	7,772	6,129
2.482% 9/21/36 (c)	2,100	1,595
2.651% 3/11/32 (c)	14,674	11,995
2.676% 6/19/41 (c)	18,560	12,780
2.687% 4/22/32 (c)	7,115	5,822
2.831% 10/24/51 (c)	7,984	5,118
2.972% 7/21/52 (c)	7,772	5,126
3.194% 7/23/30 (c)	38,178	33,517
3.248% 10/21/27	2,979	2,775
3.311% 4/22/42 (c)	15,200	11,363
3.366% 1/23/26 (c)	20,987	20,240
3.419% 12/20/28 (c)	24,064	22,067
3.593% 7/21/28 (c)	8,818	8,208
3.705% 4/24/28 (c)	6,991	6,544
3.824% 1/20/28 (c)	17,200	16,215
3.846% 3/8/37 (c)	5,703	4,832
3.97% 3/5/29 (c)	17,399	16,260
3.974% 2/7/30 (c)	11,231	10,340
4% 4/1/24	3,864	3,826
4% 1/22/25	4,766	4,643
4.083% 3/20/51 (c)	5,027	4,040
4.183% 11/25/27	12,307	11,681
4.2% 8/26/24	6,752	6,632
4.244% 4/24/38 (c)	2,000	1,743
4.25% 10/22/26	3,177	3,051
4.271% 7/23/29 (c)	14,306	13,501
4.33% 3/15/50 (c)	10,398	8,808
4.443% 1/20/48 (c)	12,114	10,339
4.45% 3/3/26	10,327	10,042
4.948% 7/22/28 (c)	5,000	4,896
5% 1/21/44	4,265	4,057
5.015% 7/22/33 (c)	8,900	8,566
5.288% 4/25/34 (c)	8,660	8,450
5.875% 2/7/42	2,610	2,703
6.11% 1/29/37	6,621	6,858
6.204% 11/10/28 (c)	7,700	7,877
7.75% 5/14/38	3,317	3,881
Bank of Montreal:
3.3% 2/5/24	12,876	12,735
3.803% 12/15/32 (c)	9,260	8,199
4.7% 9/14/27	9,700	9,459
Bank of Nova Scotia:
3.4% 2/11/24	32,120	31,764
4.5% 12/16/25	12,615	12,230
4.75% 2/2/26	3,500	3,438
4.85% 2/1/30	12,240	11,849
5.25% 6/12/28	3,450	3,420
Barclays PLC:
2.279% 11/24/27 (c)	14,500	12,877
2.852% 5/7/26 (c)	10,633	10,049
2.894% 11/24/32 (c)	15,080	11,778
3.564% 9/23/35 (c)	7,500	5,960
3.932% 5/7/25 (c)	12,593	12,409
4.337% 1/10/28	4,602	4,339
4.375% 1/12/26	4,289	4,134
4.836% 5/9/28	7,626	7,067
4.95% 1/10/47	12,837	11,080
5.25% 8/17/45	4,602	4,125
6.224% 5/9/34 (c)	6,500	6,419
7.119% 6/27/34 (c)	6,000	5,992
BB&T Corp. 3.75% 12/6/23	13,978	13,899
BPCE SA 4% 4/15/24	1,716	1,696
Canadian Imperial Bank of Commerce 3.6% 4/7/32	11,525	10,264
Citigroup, Inc.:
1.122% 1/28/27 (c)	14,113	12,648
2.561% 5/1/32 (c)	11,986	9,657
2.904% 11/3/42 (c)	9,400	6,456
3.106% 4/8/26 (c)	24,746	23,682
3.52% 10/27/28 (c)	18,312	16,900
3.668% 7/24/28 (c)	32,410	30,141
3.7% 1/12/26	10,841	10,394
3.785% 3/17/33 (c)	11,300	9,825
3.887% 1/10/28 (c)	3,575	3,377
3.98% 3/20/30 (c)	28,276	26,041
4.125% 7/25/28	17,365	16,190
4.4% 6/10/25	3,177	3,098
4.412% 3/31/31 (c)	7,733	7,180
4.45% 9/29/27	28,129	26,887
4.6% 3/9/26	4,766	4,641
4.65% 7/23/48	11,261	9,774
4.75% 5/18/46	9,151	7,675
5.3% 5/6/44	1,589	1,446
5.316% 3/26/41 (c)	3,000	2,850
5.5% 9/13/25	3,972	3,950
5.875% 1/30/42	4,328	4,391
8.125% 7/15/39	6,356	7,915
Citizens Financial Group, Inc. 2.638% 9/30/32	3,302	2,408
Comerica, Inc. 3.8% 7/22/26	2,899	2,655
Commonwealth Bank of Australia New York Branch 5.079% 1/10/25	2,900	2,891
Export-Import Bank of Korea:
0.625% 2/9/26	20,831	18,582
1.125% 12/29/26	3,300	2,877
2.375% 6/25/24	3,000	2,923
2.875% 1/21/25	6,037	5,821
Fifth Third Bancorp:
2.55% 5/5/27	11,793	10,542
4.772% 7/28/30 (c)	6,100	5,710
8.25% 3/1/38	3,651	4,122
HSBC Holdings PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.650% 6.332% 3/9/44 (c)(d)	5,100	5,143
1.589% 5/24/27 (c)	2,000	1,777
1.645% 4/18/26 (c)	2,000	1,863
2.013% 9/22/28 (c)	38,714	33,271
2.099% 6/4/26 (c)	14,500	13,515
2.251% 11/22/27 (c)	2,000	1,783
2.804% 5/24/32 (c)	11,000	8,786
3.803% 3/11/25 (c)	25,805	25,482
3.9% 5/25/26	8,737	8,321
4.25% 3/14/24	5,200	5,144
4.25% 8/18/25	4,602	4,439
4.292% 9/12/26 (c)	38,971	37,590
4.375% 11/23/26	22,797	21,724
4.755% 6/9/28 (c)	7,000	6,714
4.762% 3/29/33 (c)	8,100	7,198
4.95% 3/31/30	11,528	11,091
5.21% 8/11/28 (c)	2,000	1,952
5.25% 3/14/44	3,946	3,467
5.887% 8/14/27 (c)	5,500	5,483
6.254% 3/9/34 (c)	16,000	16,174
6.5% 9/15/37	8,340	8,170
6.8% 6/1/38	4,833	4,850
HSBC U.S.A., Inc. 3.5% 6/23/24	5,561	5,459
Huntington Bancshares, Inc.:
4.443% 8/4/28 (c)	3,100	2,916
6.208% 8/21/29 (c)	7,490	7,539
Huntington National Bank 4.552% 5/17/28 (c)	10,000	9,469
ING Groep NV:
1.726% 4/1/27 (c)	7,323	6,585
2.727% 4/1/32 (c)	7,404	6,048
4.252% 3/28/33 (c)	7,800	7,014
Japan Bank International Cooperation:
1.25% 1/21/31	31,080	24,370
1.875% 7/21/26	3,260	2,987
2.125% 2/10/25	1,716	1,638
2.25% 11/4/26	4,486	4,130
2.375% 4/20/26	10,372	9,700
2.75% 1/21/26	2,720	2,580
2.875% 6/1/27	6,038	5,632
3.25% 7/20/28	7,150	6,690
3.375% 10/31/23	25,810	25,715
JPMorgan Chase & Co.:
0.768% 8/9/25 (c)	35,959	34,162
1.47% 9/22/27 (c)	23,779	21,004
1.953% 2/4/32 (c)	12,760	10,057
2.083% 4/22/26 (c)	29,270	27,531
2.522% 4/22/31 (c)	9,521	7,986
2.545% 11/8/32 (c)	18,588	15,016
2.95% 10/1/26	20,041	18,726
2.956% 5/13/31 (c)	9,908	8,422
3.109% 4/22/51 (c)	11,841	8,015
3.22% 3/1/25 (c)	13,853	13,661
3.3% 4/1/26	7,149	6,795
3.509% 1/23/29 (c)	25,133	23,170
3.54% 5/1/28 (c)	13,504	12,602
3.875% 9/10/24	25,995	25,486
3.882% 7/24/38 (c)	13,575	11,446
3.9% 7/15/25	17,158	16,673
3.96% 1/29/27 (c)	9,666	9,297
3.964% 11/15/48 (c)	7,466	5,927
4.005% 4/23/29 (c)	16,311	15,302
4.125% 12/15/26	4,667	4,492
4.203% 7/23/29 (c)	34,701	32,776
4.323% 4/26/28 (c)	9,454	9,091
4.452% 12/5/29 (c)	9,705	9,251
4.586% 4/26/33 (c)	9,454	8,841
4.85% 2/1/44	3,972	3,738
4.912% 7/25/33 (c)	20,900	20,100
4.95% 6/1/45	7,581	6,968
5.35% 6/1/34 (c)	15,800	15,612
5.5% 10/15/40	4,528	4,555
5.6% 7/15/41	1,192	1,208
5.625% 8/16/43	3,972	3,954
6.4% 5/15/38	10,000	11,013
KeyBank NA 3.4% 5/20/26	4,289	3,824
KeyCorp 4.789% 6/1/33 (c)	7,300	6,299
Korea Development Bank:
0.4% 6/19/24	8,700	8,354
1.625% 1/19/31	10,633	8,448
Lloyds Banking Group PLC:
3.574% 11/7/28 (c)	2,000	1,817
3.75% 3/18/28 (c)	2,000	1,861
3.87% 7/9/25 (c)	4,310	4,227
4.344% 1/9/48	11,915	8,901
4.582% 12/10/25	9,260	8,915
4.65% 3/24/26	6,831	6,595
4.716% 8/11/26 (c)	2,000	1,956
4.976% 8/11/33 (c)	2,000	1,851
5.871% 3/6/29 (c)	10,800	10,717
Mitsubishi UFJ Financial Group, Inc.:
1 year U.S. Treasury Index + 1.630% 5.441% 2/22/34 (c)(d)	6,660	6,591
1.538% 7/20/27 (c)	8,941	7,971
2.309% 7/20/32 (c)	8,700	6,890
2.801% 7/18/24	6,482	6,310
3.195% 7/18/29	11,297	9,985
3.751% 7/18/39	6,297	5,206
3.85% 3/1/26	538	517
3.961% 3/2/28	17,476	16,632
5.133% 7/20/33 (c)	6,600	6,407
5.242% 4/19/29 (c)	17,500	17,284
5.422% 2/22/29 (c)	12,500	12,447
Mizuho Financial Group, Inc.:
1.554% 7/9/27 (c)	9,183	8,153
2.226% 5/25/26 (c)	10,826	10,122
2.26% 7/9/32 (c)	9,086	7,042
2.591% 5/25/31 (c)	13,146	10,778
5.748% 7/6/34 (c)	4,000	3,961
5.778% 7/6/29 (c)	5,120	5,128
National Australia Bank Ltd. 5.132% 11/22/24	9,111	9,075
NatWest Group PLC:
3 month U.S. LIBOR + 1.750% 4.892% 5/18/29 (c)(d)	6,766	6,448
3.754% 11/1/29 (c)	10,246	9,777
3.875% 9/12/23	3,260	3,259
4.445% 5/8/30 (c)	5,748	5,274
4.8% 4/5/26	10,366	10,092
5.516% 9/30/28 (c)	9,700	9,527
5.808% 9/13/29 (c)	5,200	5,157
Oesterreichische Kontrollbank AG 0.375% 9/17/25	8,660	7,899
PNC Financial Services Group, Inc.:
1.15% 8/13/26	10,008	8,874
2.2% 11/1/24	5,355	5,139
2.6% 7/23/26	19,333	17,951
3.5% 1/23/24	13,891	13,741
3.9% 4/29/24	4,488	4,422
4.626% 6/6/33 (c)	5,000	4,527
5.354% 12/2/28 (c)	11,710	11,537
5.582% 6/12/29 (c)	9,650	9,571
5.939% 8/18/34 (c)	10,750	10,873
Rabobank Nederland:
3.75% 7/21/26	15,291	14,351
4.375% 8/4/25	5,147	4,989
5.25% 5/24/41	4,583	4,666
Rabobank Nederland New York Branch 3.375% 5/21/25	3,217	3,105
Royal Bank of Canada:
1.2% 4/27/26	23,522	21,079
2.05% 1/21/27	16,433	14,772
3.625% 5/4/27	7,900	7,448
4.65% 1/27/26	10,319	10,121
5% 5/2/33	4,070	3,938
6% 11/1/27	10,000	10,237
Santander Holdings U.S.A., Inc.:
2.49% 1/6/28 (c)	2,000	1,754
4.26% 6/9/25 (c)	10,000	9,803
4.4% 7/13/27	4,600	4,356
6.565% 6/12/29 (c)	2,900	2,887
Santander UK Group Holdings PLC:
2.469% 1/11/28 (c)	9,666	8,504
2.896% 3/15/32 (c)	1,600	1,280
6.534% 1/10/29 (c)	8,050	8,113
Sumitomo Mitsui Banking Corp. 3.4% 7/11/24	4,911	4,814
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	11,310	10,471
2.142% 9/23/30	11,020	8,714
2.174% 1/14/27	22,619	20,288
2.348% 1/15/25	7,153	6,828
2.75% 1/15/30	6,766	5,754
3.05% 1/14/42	11,600	8,515
3.936% 10/16/23	12,456	12,427
5.52% 1/13/28	13,700	13,695
5.766% 1/13/33	7,800	7,912
5.776% 7/13/33	5,600	5,682
The Toronto-Dominion Bank:
2.65% 6/12/24	18,463	18,017
3.25% 3/11/24	24,166	23,855
4.108% 6/8/27	9,800	9,359
4.693% 9/15/27	10,000	9,753
5.156% 1/10/28	22,920	22,705
Truist Financial Corp.:
1.267% 3/2/27 (c)	26,042	23,257
4.916% 7/28/33 (c)	4,850	4,323
5.122% 1/26/34 (c)	7,900	7,410
5.867% 6/8/34 (c)	3,770	3,735
U.S. Bancorp:
1.375% 7/22/30	9,666	7,329
2.677% 1/27/33 (c)	6,900	5,494
3% 7/30/29	8,603	7,371
3.1% 4/27/26	7,149	6,709
4.839% 2/1/34 (c)	12,000	11,129
5.775% 6/12/29 (c)	8,900	8,881
Wells Fargo & Co.:
2.164% 2/11/26 (c)	31,482	29,765
2.188% 4/30/26 (c)	23,344	21,953
2.406% 10/30/25 (c)	40,463	38,800
2.572% 2/11/31 (c)	18,666	15,580
3% 10/23/26	16,149	14,958
3.068% 4/30/41 (c)	14,113	10,102
3.3% 9/9/24	3,673	3,586
3.35% 3/2/33 (c)	4,543	3,826
3.526% 3/24/28 (c)	5,000	4,652
3.55% 9/29/25	3,368	3,231
3.584% 5/22/28 (c)	8,313	7,718
3.75% 1/24/24	34,064	33,792
3.9% 5/1/45	3,781	2,960
4.1% 6/3/26	2,562	2,458
4.4% 6/14/46	5,672	4,496
4.48% 1/16/24	3,030	3,012
4.54% 8/15/26 (c)	10,000	9,765
4.75% 12/7/46	12,709	10,566
4.897% 7/25/33 (c)	19,800	18,631
4.9% 11/17/45	7,663	6,579
5.013% 4/4/51 (c)	4,814	4,347
5.375% 11/2/43	5,336	4,914
5.389% 4/24/34 (c)	25,070	24,418
5.557% 7/25/34 (c)	9,000	8,882
5.574% 7/25/29 (c)	12,000	11,950
5.606% 1/15/44	9,040	8,509
Westpac Banking Corp.:
U.S. TREASURY 1 YEAR INDEX + 2.680% 5.405% 8/10/33 (c)(d)	2,000	1,881
1.953% 11/20/28	5,800	4,989
2.668% 11/15/35 (c)	2,000	1,537
2.85% 5/13/26	3,774	3,559
3.02% 11/18/36 (c)	2,000	1,532
3.3% 2/26/24	25,805	25,505
4.11% 7/24/34 (c)	11,666	10,220
4.421% 7/24/39	6,630	5,341
5.35% 10/18/24	4,800	4,791
5.457% 11/18/27	10,000	10,149
		2,946,170
Capital Markets - 1.8%
Affiliated Managers Group, Inc. 3.5% 8/1/25	3,774	3,605
Ameriprise Financial, Inc. 5.15% 5/15/33	2,900	2,837
Ares Capital Corp.:
2.15% 7/15/26	20,441	17,964
3.25% 7/15/25	5,027	4,714
Bank of New York Mellon Corp.:
1.8% 7/28/31	16,619	13,063
2.8% 5/4/26	4,472	4,200
4.414% 7/24/26 (c)	17,300	16,913
4.543% 2/1/29 (c)	7,200	6,989
Bank of New York, New York 5.224% 11/21/25 (c)	10,000	9,942
BlackRock, Inc.:
2.1% 2/25/32	11,503	9,170
3.5% 3/18/24	2,303	2,278
Brookfield Finance, Inc.:
2.724% 4/15/31	19,988	16,299
3.625% 2/15/52	1,600	1,061
Charles Schwab Corp.:
0.75% 3/18/24	22,246	21,659
2% 3/20/28	16,771	14,450
2.45% 3/3/27	19,333	17,399
2.9% 3/3/32	7,200	5,948
6.136% 8/24/34 (c)	4,350	4,424
CI Financial Corp.:
3.2% 12/17/30	2,000	1,543
4.1% 6/15/51	2,900	1,755
CME Group, Inc.:
2.65% 3/15/32	2,803	2,351
5.3% 9/15/43	4,930	4,991
Credit Suisse AG:
3.625% 9/9/24	7,884	7,669
5% 7/9/27	2,000	1,949
7.5% 2/15/28	15,400	16,470
Deutsche Bank AG:
4.1% 1/13/26	9,570	9,129
4.5% 4/1/25	2,573	2,479
Deutsche Bank AG New York Branch:
2.311% 11/16/27 (c)	4,949	4,339
3.035% 5/28/32 (c)	9,100	7,239
3.7% 5/30/24	7,785	7,632
3.729% 1/14/32 (c)	10,100	7,818
4.1% 1/13/26	17,316	16,517
Franklin Resources, Inc.:
1.6% 10/30/30	2,000	1,568
2.85% 3/30/25	3,019	2,897
GE Capital Funding LLC 4.4% 5/15/30	5,000	4,557
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (c)	13,639	12,652
1.093% 12/9/26 (c)	33,156	29,761
2.383% 7/21/32 (c)	22,445	17,742
2.6% 2/7/30	9,666	8,157
2.615% 4/22/32 (c)	24,562	19,874
2.65% 10/21/32 (c)	12,566	10,084
3.102% 2/24/33 (c)	5,000	4,159
3.272% 9/29/25 (c)	4,833	4,687
3.436% 2/24/43 (c)	5,063	3,727
3.5% 1/23/25	41,477	40,165
3.625% 2/20/24	8,340	8,251
3.691% 6/5/28 (c)	14,113	13,212
3.75% 2/25/26	4,622	4,433
3.85% 7/8/24	3,019	2,970
3.85% 1/26/27	24,021	22,798
4% 3/3/24	4,833	4,785
4.017% 10/31/38 (c)	1,000	832
4.25% 10/21/25	3,972	3,854
4.411% 4/23/39 (c)	5,770	4,998
4.75% 10/21/45	12,534	11,261
5.95% 1/15/27	11,915	12,040
6.25% 2/1/41	5,900	6,233
6.75% 10/1/37	20,049	21,255
Intercontinental Exchange, Inc.:
1.85% 9/15/32	8,990	6,824
2.65% 9/15/40	10,990	7,643
3.75% 12/1/25	4,567	4,408
3.75% 9/21/28	7,411	6,994
4% 9/15/27	11,200	10,722
4.25% 9/21/48	8,390	7,062
4.6% 3/15/33	10,800	10,316
Jefferies Financial Group, Inc.:
2.625% 10/15/31	1,933	1,507
4.15% 1/23/30	11,213	10,098
Moody's Corp.:
2% 8/19/31	1,400	1,126
3.25% 1/15/28	12,663	11,809
3.75% 3/24/25	1,000	973
4.25% 8/8/32	1,000	940
4.875% 12/17/48	8,233	7,485
Morgan Stanley:
1.164% 10/21/25 (c)	23,310	21,983
1.512% 7/20/27 (c)	7,810	6,934
1.593% 5/4/27 (c)	11,397	10,225
2.188% 4/28/26 (c)	19,478	18,357
2.239% 7/21/32 (c)	21,895	17,223
2.475% 1/21/28 (c)	2,000	1,804
2.484% 9/16/36 (c)	1,600	1,207
2.511% 10/20/32 (c)	3,963	3,156
2.72% 7/22/25 (c)	15,080	14,634
3.125% 7/27/26	4,448	4,162
3.217% 4/22/42 (c)	14,442	10,637
3.591% 7/22/28 (c)	47,701	44,129
3.7% 10/23/24	4,766	4,664
3.772% 1/24/29 (c)	9,753	9,046
3.875% 4/29/24	11,662	11,518
3.875% 1/27/26	6,171	5,940
3.95% 4/23/27	27,155	25,615
3.971% 7/22/38 (c)	18,965	15,831
4.3% 1/27/45	1,589	1,350
4.375% 1/22/47	8,818	7,545
4.457% 4/22/39 (c)	6,005	5,287
5.123% 2/1/29 (c)	14,400	14,114
5.164% 4/20/29 (c)	5,750	5,640
5.25% 4/21/34 (c)	5,270	5,119
5.297% 4/20/37 (c)	9,400	8,750
5.597% 3/24/51 (c)	10,295	10,362
5.948% 1/19/38 (c)	2,720	2,645
6.296% 10/18/28 (c)	24,000	24,619
6.342% 10/18/33 (c)	8,900	9,324
6.375% 7/24/42	2,303	2,516
7.25% 4/1/32	795	904
NASDAQ, Inc.:
2.5% 12/21/40	2,000	1,313
5.35% 6/28/28	4,280	4,282
5.55% 2/15/34	3,920	3,913
5.95% 8/15/53	1,232	1,227
6.1% 6/28/63	4,600	4,539
Nomura Holdings, Inc.:
2.608% 7/14/31	1,000	786
3.103% 1/16/30	19,128	16,217
5.099% 7/3/25	2,000	1,964
5.605% 7/6/29	7,500	7,362
6.07% 7/12/28	5,700	5,722
Northern Trust Corp. 1.95% 5/1/30	17,158	14,134
S&P Global, Inc.:
2.9% 3/1/32	34,219	29,308
2.95% 1/22/27	4,833	4,527
State Street Corp.:
1.684% 11/18/27 (c)	15,869	14,242
2.65% 5/19/26	5,997	5,647
4.821% 1/26/34 (c)	5,200	4,934
UBS Group AG:
4.55% 4/17/26	8,685	8,405
4.875% 5/15/45	8,979	8,000
		1,091,417
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	18,269	17,369
2.45% 10/29/26	10,778	9,697
2.875% 8/14/24	11,390	11,043
3% 10/29/28	5,800	5,026
3.4% 10/29/33	5,896	4,674
3.65% 7/21/27	3,698	3,401
3.85% 10/29/41	5,896	4,375
3.875% 1/23/28	12,472	11,467
4.45% 10/1/25	7,824	7,575
4.875% 1/16/24	6,792	6,758
Ally Financial, Inc.:
2.2% 11/2/28	11,270	9,091
5.8% 5/1/25	14,790	14,568
6.992% 6/13/29 (c)	2,870	2,865
8% 11/1/31	2,000	2,068
American Express Co.:
2.5% 7/30/24	30,845	29,955
3.95% 8/1/25	18,100	17,562
4.05% 12/3/42	5,541	4,704
5.282% 7/27/29 (c)	12,000	11,870
Capital One Financial Corp.:
2.359% 7/29/32 (c)	3,300	2,354
3.3% 10/30/24	11,544	11,212
3.75% 7/28/26	7,746	7,243
3.75% 3/9/27	28,095	26,141
3.8% 1/31/28	10,327	9,469
3.9% 1/29/24	13,552	13,430
5.247% 7/26/30 (c)	5,600	5,327
5.817% 2/1/34 (c)	3,450	3,277
6.377% 6/8/34 (c)	3,470	3,428
Discover Financial Services 4.5% 1/30/26	14,948	14,359
GE Capital International Funding Co. 3.373% 11/15/25	22,877	21,747
John Deere Capital Corp.:
2.65% 6/24/24	8,309	8,124
2.65% 6/10/26	3,972	3,730
2.8% 9/8/27	5,561	5,144
3.45% 3/7/29	15,887	14,783
Synchrony Financial:
3.7% 8/4/26	3,752	3,415
4.375% 3/19/24	8,940	8,832
5.15% 3/19/29	21,635	19,843
Toyota Motor Credit Corp.:
1.15% 8/13/27	16,723	14,473
1.9% 1/13/27	8,796	7,958
3% 4/1/25	2,000	1,930
3.05% 3/22/27	11,570	10,858
3.35% 1/8/24	11,112	11,021
4.45% 6/29/29	2,000	1,960
		404,126
Financial Services - 0.9%
Aon Corp. / Aon Global Holdings PLC 2.6% 12/2/31	15,853	13,008
Berkshire Hathaway, Inc.:
3.125% 3/15/26	9,135	8,759
4.5% 2/11/43	1,589	1,489
Blackstone Private Credit Fund:
2.7% 1/15/25	12,663	11,982
4.7% 3/24/25	16,881	16,409
BP Capital Markets America, Inc.:
2.721% 1/12/32	28,999	24,272
3% 2/24/50	11,116	7,405
3.017% 1/16/27	7,547	7,079
3.06% 6/17/41	6,766	4,963
4.812% 2/13/33	5,950	5,759
Brixmor Operating Partnership LP:
3.9% 3/15/27	4,480	4,172
4.05% 7/1/30	4,868	4,398
4.125% 6/15/26	5,997	5,691
4.125% 5/15/29	5,363	4,878
Corebridge Financial, Inc.:
3.9% 4/5/32	4,549	3,978
4.35% 4/5/42	4,800	3,797
6.875% 12/15/52 (c)	5,300	5,153
DH Europe Finance II SARL:
2.2% 11/15/24	6,563	6,313
2.6% 11/15/29	7,675	6,766
3.4% 11/15/49	8,313	6,207
Equitable Holdings, Inc.:
4.35% 4/20/28	6,519	6,168
5% 4/20/48	2,000	1,682
5.594% 1/11/33	2,700	2,654
Fidelity National Information Services, Inc.:
1.15% 3/1/26	16,937	15,242
2.25% 3/1/31	16,065	12,968
Fiserv, Inc.:
3.5% 7/1/29	8,797	8,029
4.4% 7/1/49	14,614	11,945
Global Payments, Inc.:
1.2% 3/1/26	23,465	20,990
2.15% 1/15/27	10,000	8,912
2.9% 5/15/30	2,000	1,689
4.45% 6/1/28	2,000	1,885
5.95% 8/15/52	5,500	5,248
Jackson Financial, Inc. 5.17% 6/8/27	9,500	9,312
Japan International Cooperation Agency 1.75% 4/28/31	7,910	6,356
KfW:
0.25% 10/19/23	11,696	11,620
0.375% 7/18/25	13,678	12,568
0.625% 1/22/26	42,629	38,694
2% 5/2/25	3,038	2,890
2.5% 11/20/24	8,281	8,007
2.625% 2/28/24	16,206	15,982
2.875% 4/3/28	12,201	11,422
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	6,752	6,221
2.5% 11/15/27	7,022	6,497
MasterCard, Inc.:
3.3% 3/26/27	5,744	5,468
3.35% 3/26/30	7,992	7,342
3.8% 11/21/46	3,019	2,486
3.85% 3/26/50	14,152	11,755
National Rural Utilities Cooperative Finance Corp.:
4.15% 12/15/32	14,810	13,531
5.8% 1/15/33	5,500	5,677
PayPal Holdings, Inc.:
1.65% 6/1/25	10,855	10,169
2.3% 6/1/30	12,566	10,557
4.4% 6/1/32	10,000	9,556
The Western Union Co. 2.85% 1/10/25	8,700	8,336
Visa, Inc.:
1.1% 2/15/31	16,240	12,624
1.9% 4/15/27	11,387	10,317
2.05% 4/15/30	16,761	14,223
2.7% 4/15/40	9,473	7,055
2.75% 9/15/27	9,468	8,782
3.15% 12/14/25	9,257	8,878
4.3% 12/14/45	5,275	4,769
Voya Financial, Inc.:
3.65% 6/15/26	12,542	11,845
5.7% 7/15/43	2,979	2,746
		545,575
Insurance - 0.7%
ACE INA Holdings, Inc.:
1.375% 9/15/30	21,411	16,851
3.35% 5/3/26	7,152	6,856
4.35% 11/3/45	3,177	2,777
AFLAC, Inc.:
3.6% 4/1/30	4,833	4,406
4% 10/15/46	3,003	2,340
Allstate Corp.:
3.28% 12/15/26	3,750	3,543
4.2% 12/15/46	6,005	4,743
American International Group, Inc.:
3.875% 1/15/35	2,145	1,851
3.9% 4/1/26	1,497	1,445
4.2% 4/1/28	14,734	14,065
4.375% 6/30/50	4,543	3,765
4.5% 7/16/44	7,050	5,951
4.7% 7/10/35	4,607	4,037
4.75% 4/1/48	7,808	6,864
Aon Corp. 3.75% 5/2/29	1,800	1,675
Aon PLC:
3.5% 6/14/24	6,458	6,345
4% 11/27/23	2,383	2,368
4.6% 6/14/44	1,271	1,090
4.75% 5/15/45	4,671	4,064
Arthur J. Gallagher & Co.:
3.5% 5/20/51	1,200	829
5.75% 3/2/53	4,060	3,978
Assurant, Inc. 4.9% 3/27/28	3,900	3,765
Athene Holding Ltd.:
3.5% 1/15/31	5,413	4,529
3.95% 5/25/51	2,000	1,398
4.125% 1/12/28	2,000	1,868
Baylor Scott & White Holdings:
Series 2021, 2.839% 11/15/50	14,016	9,215
3.967% 11/15/46	1,986	1,601
Berkshire Hathaway Finance Corp.:
1.45% 10/15/30	7,588	6,105
2.85% 10/15/50	10,633	7,149
2.875% 3/15/32	2,000	1,746
4.2% 8/15/48	9,429	8,210
5.75% 1/15/40	11,222	12,121
Brighthouse Financial, Inc. 4.7% 6/22/47	7,547	5,619
Brown & Brown, Inc. 4.2% 3/17/32	6,283	5,623
CNA Financial Corp. 5.5% 6/15/33	3,100	3,036
Fairfax Financial Holdings Ltd.:
4.625% 4/29/30	5,123	4,713
4.85% 4/17/28	1,700	1,637
5.625% 8/16/32	1,900	1,834
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	5,649	4,944
3.6% 8/19/49	6,760	4,929
4.4% 3/15/48	7,713	6,410
Lincoln National Corp.:
3.625% 12/12/26	4,766	4,465
4.35% 3/1/48	2,417	1,755
4.375% 6/15/50	4,833	3,456
Manulife Financial Corp. 4.15% 3/4/26	9,666	9,390
Markel Group, Inc.:
3.35% 9/17/29	4,833	4,324
3.5% 11/1/27	4,000	3,733
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	1,509	1,482
3.875% 3/15/24	7,547	7,468
4.05% 10/15/23	5,382	5,371
4.2% 3/1/48	3,868	3,187
4.35% 1/30/47	2,224	1,883
4.375% 3/15/29	6,116	5,921
4.9% 3/15/49	7,388	6,775
MetLife, Inc.:
3.6% 11/13/25	9,666	9,349
4.125% 8/13/42	6,959	5,768
4.55% 3/23/30	8,990	8,740
4.6% 5/13/46	3,589	3,149
4.721% 12/15/44 (c)	3,972	3,460
5.375% 7/15/33	5,845	5,818
5.875% 2/6/41	2,059	2,115
6.375% 6/15/34	2,000	2,148
Principal Financial Group, Inc.:
4.3% 11/15/46	6,356	4,966
5.375% 3/15/33	1,200	1,189
Progressive Corp.:
2.45% 1/15/27	3,765	3,469
2.5% 3/15/27	7,346	6,757
3% 3/15/32	13,862	12,046
4.2% 3/15/48	4,398	3,688
Prudential Financial, Inc.:
3.878% 3/27/28	3,305	3,147
3.905% 12/7/47	437	339
3.935% 12/7/49	8,515	6,552
4.35% 2/25/50	9,924	8,250
4.418% 3/27/48	5,044	4,250
5.125% 3/1/52 (c)	3,335	2,979
5.7% 12/14/36	302	308
6% 9/1/52 (c)	5,360	5,120
6.75% 3/1/53 (c)	1,800	1,782
The Chubb Corp. 6.5% 5/15/38	2,788	3,104
The Travelers Companies, Inc.:
4.1% 3/4/49	4,833	4,004
4.3% 8/25/45	1,159	982
5.45% 5/25/53	2,300	2,332
6.25% 6/15/37	6,633	7,230
6.75% 6/20/36	4,500	5,109
Willis Group North America, Inc.:
4.65% 6/15/27	5,827	5,643
5.35% 5/15/33	6,000	5,792
		395,090
TOTAL FINANCIALS		5,382,378
HEALTH CARE - 2.8%
Biotechnology - 0.5%
AbbVie, Inc.:
2.6% 11/21/24	12,276	11,844
2.95% 11/21/26	8,990	8,415
3.2% 11/21/29	15,370	13,854
3.6% 5/14/25	7,149	6,933
3.8% 3/15/25	7,006	6,822
4.05% 11/21/39	8,990	7,705
4.25% 11/14/28	6,585	6,375
4.25% 11/21/49	14,886	12,536
4.3% 5/14/36	4,972	4,555
4.4% 11/6/42	3,793	3,314
4.45% 5/14/46	5,561	4,811
4.5% 5/14/35	10,000	9,408
4.55% 3/15/35	5,282	4,996
4.7% 5/14/45	10,467	9,413
4.75% 3/15/45	5,028	4,517
4.875% 11/14/48	4,630	4,274
Amgen, Inc.:
1.65% 8/15/28	15,418	13,152
1.9% 2/21/25	6,476	6,158
2.3% 2/25/31	16,400	13,544
2.6% 8/19/26	8,340	7,754
2.8% 8/15/41	15,756	10,868
3.125% 5/1/25	1,589	1,529
3.35% 2/22/32	5,640	4,923
3.375% 2/21/50	8,893	6,222
4.4% 5/1/45	7,888	6,637
4.663% 6/15/51	9,908	8,545
4.875% 3/1/53	8,280	7,348
5.15% 3/2/28	12,880	12,867
5.25% 3/2/33	8,730	8,685
5.6% 3/2/43	10,000	9,812
5.65% 3/2/53	15,743	15,607
5.75% 3/2/63	9,400	9,283
Biogen, Inc.:
2.25% 5/1/30	1,600	1,317
4.05% 9/15/25	10,000	9,698
Gilead Sciences, Inc.:
1.65% 10/1/30	11,928	9,583
2.8% 10/1/50	11,832	7,614
3.65% 3/1/26	4,909	4,723
4.15% 3/1/47	9,882	8,269
4.75% 3/1/46	8,737	7,956
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	2,000	1,592
		313,458
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories:
3.75% 11/30/26	5,539	5,368
4.75% 11/30/36	3,575	3,549
4.9% 11/30/46	8,261	8,053
Baxter International, Inc.:
1.915% 2/1/27	11,725	10,432
2.539% 2/1/32	12,914	10,366
Becton, Dickinson & Co.:
2.823% 5/20/30	6,989	6,044
3.363% 6/6/24	3,600	3,532
3.7% 6/6/27	22,048	20,905
4.685% 12/15/44	8,630	7,638
Boston Scientific Corp.:
3.45% 3/1/24	17,246	17,034
4% 3/1/29	8,579	8,096
4.7% 3/1/49	13,845	12,411
GE Healthcare Holding LLC:
5.65% 11/15/27	5,180	5,242
5.905% 11/22/32	10,170	10,430
Medtronic, Inc. 4.625% 3/15/45	10,267	9,640
Stryker Corp.:
1.95% 6/15/30	7,395	6,114
2.9% 6/15/50	7,395	4,930
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	9,040	8,744
		158,528
Health Care Providers & Services - 1.1%
Aetna, Inc.:
3.875% 8/15/47	4,157	3,119
4.125% 11/15/42	9,013	7,153
Allina Health System, Inc. 3.887% 4/15/49	5,269	4,173
Banner Health:
2.907% 1/1/42	1,305	926
2.913% 1/1/51	10,923	7,079
Baptist Healthcare System Obli 3.54% 8/15/50	10,657	7,613
Bon Secours Mercy Health, Inc. 2.095% 6/1/31	7,302	5,851
Cardinal Health, Inc. 4.368% 6/15/47	11,033	8,835
Centene Corp.:
2.5% 3/1/31	2,000	1,593
2.625% 8/1/31	14,500	11,535
3.375% 2/15/30	16,200	13,864
Children's Hospital Medical Center 4.268% 5/15/44	2,637	2,284
Children's Hospital of Philadelphia 2.704% 7/1/50	8,032	5,125
Cigna Group:
4.125% 11/15/25	7,829	7,629
4.375% 10/15/28	21,090	20,311
4.5% 2/25/26	9,262	9,074
4.8% 8/15/38	18,723	17,259
4.8% 7/15/46	6,037	5,360
4.9% 12/15/48	6,764	6,032
6.125% 11/15/41	2,383	2,458
CommonSpirit Health:
3.91% 10/1/50	12,300	9,245
4.35% 11/1/42	1,589	1,326
CVS Health Corp.:
2.7% 8/21/40	12,035	8,083
2.875% 6/1/26	5,958	5,582
3% 8/15/26	13,153	12,322
3.25% 8/15/29	13,963	12,480
3.875% 7/20/25	3,701	3,590
4.1% 3/25/25	3,272	3,201
4.3% 3/25/28	18,985	18,234
4.875% 7/20/35	2,462	2,291
5% 1/30/29	19,800	19,507
5.05% 3/25/48	21,765	19,090
5.125% 7/20/45	6,997	6,233
5.25% 2/21/33	15,400	15,060
5.3% 6/1/33	15,530	15,210
5.3% 12/5/43	3,489	3,197
5.625% 2/21/53	5,700	5,394
Elevance Health, Inc.:
2.55% 3/15/31	1,100	921
3.125% 5/15/50	6,766	4,581
3.65% 12/1/27	27,589	26,005
4.1% 5/15/32	9,100	8,385
4.375% 12/1/47	8,311	7,013
4.55% 3/1/48	3,741	3,220
4.625% 5/15/42	2,065	1,834
4.65% 1/15/43	1,589	1,412
4.75% 2/15/33	10,000	9,685
Franciscan Missionaries of Our Lady Health System, Inc. 3.914% 7/1/49	8,468	6,116
HCA Holdings, Inc.:
3.625% 3/15/32	2,000	1,720
4.125% 6/15/29	11,900	10,992
4.375% 3/15/42	10,000	8,020
5.25% 6/15/49	18,865	16,465
Humana, Inc.:
1.35% 2/3/27	10,039	8,830
2.15% 2/3/32	11,863	9,305
3.125% 8/15/29	6,457	5,740
4.95% 10/1/44	1,986	1,760
INTEGRIS Baptist Medical Center, Inc. 3.875% 8/15/50	9,083	6,641
Kaiser Foundation Hospitals:
3.266% 11/1/49	7,259	5,207
4.15% 5/1/47	5,204	4,441
4.875% 4/1/42	1,430	1,340
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	2,383	1,964
MidMichigan Health 3.409% 6/1/50	3,730	2,565
New York & Presbyterian Hospital:
4.024% 8/1/45	2,780	2,304
4.063% 8/1/56	2,089	1,692
Novant Health, Inc. 3.168% 11/1/51	6,588	4,524
NYU Hospitals Center 4.784% 7/1/44	6,037	5,377
Orlando Health Obligated Group 3.327% 10/1/50	6,016	4,260
Partners Healthcare System, Inc. 4.117% 7/1/55	2,780	2,249
Piedmont Healthcare, Inc. 2.719% 1/1/42	1,208	802
Providence St. Joseph Health Obligated Group 2.7% 10/1/51	2,136	1,249
Sabra Health Care LP 3.2% 12/1/31	2,000	1,528
Sutter Health 3.361% 8/15/50	14,596	10,263
Trinity Health Corp. 2.632% 12/1/40	3,512	2,453
UnitedHealth Group, Inc.:
1.15% 5/15/26	3,155	2,854
1.25% 1/15/26	6,254	5,721
2% 5/15/30	2,900	2,419
2.3% 5/15/31	2,662	2,225
2.375% 8/15/24	7,834	7,609
2.9% 5/15/50	6,273	4,166
3.05% 5/15/41	16,300	12,172
3.25% 5/15/51	3,045	2,162
3.375% 4/15/27	4,289	4,067
3.7% 8/15/49	8,334	6,470
3.75% 7/15/25	2,780	2,709
3.75% 10/15/47	7,594	6,000
3.85% 6/15/28	9,222	8,840
3.875% 12/15/28	11,908	11,397
3.875% 8/15/59	9,958	7,702
4.2% 1/15/47	2,859	2,415
4.25% 1/15/29	9,500	9,215
4.375% 3/15/42	9,373	8,292
4.625% 7/15/35	7,300	7,065
4.75% 7/15/45	1,327	1,233
4.95% 5/15/62	4,700	4,342
5.05% 4/15/53	12,920	12,333
5.25% 2/15/28	8,360	8,521
5.35% 2/15/33	7,610	7,810
5.8% 3/15/36	1,000	1,060
5.875% 2/15/53	7,600	8,128
6.625% 11/15/37	2,000	2,260
6.875% 2/15/38	1,300	1,512
Universal Health Services, Inc. 2.65% 10/15/30	4,000	3,222
West Virginia University Health System Obligated Group 3.129% 6/1/50	4,940	3,135
		665,237
Life Sciences Tools & Services - 0.0%
Danaher Corp. 4.375% 9/15/45	1,883	1,658
Revvity, Inc.:
0.85% 9/15/24	4,476	4,243
2.25% 9/15/31	5,519	4,345
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	12,965	11,375
5.086% 8/10/33	2,820	2,834
5.3% 2/1/44	4,622	4,576
		29,031
Pharmaceuticals - 0.9%
AstraZeneca Finance LLC:
1.2% 5/28/26	7,201	6,501
2.25% 5/28/31	7,008	5,830
4.875% 3/3/33	4,110	4,111
AstraZeneca PLC:
4.375% 11/16/45	5,989	5,330
4.375% 8/17/48	9,825	8,796
6.45% 9/15/37	4,582	5,154
Bayer U.S. Finance II LLC:
2.85% 4/15/25 (b)	3,038	2,874
3.95% 4/15/45 (b)	1,104	790
Bristol-Myers Squibb Co.:
2.9% 7/26/24	9,043	8,837
3.2% 6/15/26	2,128	2,030
3.25% 8/1/42	2,224	1,662
3.4% 7/26/29	4,508	4,176
3.55% 3/15/42	18,866	15,013
4.125% 6/15/39	3,769	3,329
4.25% 10/26/49	9,631	8,140
4.35% 11/15/47	5,317	4,600
4.55% 2/20/48	11,255	9,975
Eli Lilly & Co.:
2.25% 5/15/50	17,138	10,578
4.875% 2/27/53	4,640	4,563
4.95% 2/27/63	3,300	3,224
GlaxoSmithKline Capital PLC 3% 6/1/24	9,260	9,088
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	5,734	6,524
GSK Consumer Healthcare Capital U.S. LLC:
3.375% 3/24/27	14,422	13,560
3.625% 3/24/32	14,451	12,837
Johnson & Johnson:
0.55% 9/1/25	6,409	5,867
1.3% 9/1/30	6,409	5,196
2.1% 9/1/40	7,409	5,074
2.45% 3/1/26	4,440	4,190
2.45% 9/1/60	7,409	4,548
3.4% 1/15/38	7,411	6,293
3.5% 1/15/48	4,766	3,884
3.625% 3/3/37	3,177	2,810
4.375% 12/5/33	2,600	2,568
4.5% 9/1/40	1,800	1,720
4.5% 12/5/43	5,262	5,056
4.85% 5/15/41	3,383	3,336
Merck & Co., Inc.:
2.35% 6/24/40	10,000	7,000
2.45% 6/24/50	4,418	2,746
2.75% 2/10/25	5,729	5,539
2.9% 3/7/24	9,121	8,997
3.6% 9/15/42	1,589	1,301
3.7% 2/10/45	5,084	4,149
3.9% 3/7/39	11,666	10,208
4.05% 5/17/28	7,500	7,320
4.5% 5/17/33	11,325	11,038
5% 5/17/53	11,000	10,744
Mylan NV 5.2% 4/15/48	2,383	1,855
Novartis Capital Corp.:
1.75% 2/14/25	7,443	7,084
2.75% 8/14/50	10,923	7,492
3% 11/20/25	8,317	7,955
3.1% 5/17/27	4,679	4,426
3.7% 9/21/42	2,244	1,851
4% 11/20/45	4,162	3,586
Pfizer Investment Enterprises:
4.45% 5/19/28	20,080	19,699
4.65% 5/19/30	9,923	9,768
4.75% 5/19/33	16,340	16,079
5.11% 5/19/43	10,390	10,113
5.3% 5/19/53	11,075	11,079
5.34% 5/19/63	17,600	17,342
Pfizer, Inc.:
2.55% 5/28/40	7,297	5,229
2.7% 5/28/50	3,596	2,439
2.95% 3/15/24	3,734	3,684
3% 12/15/26	5,321	5,035
3.2% 9/15/23	10,103	10,095
3.45% 3/15/29	6,618	6,206
3.9% 3/15/39	5,004	4,339
4% 12/15/36	9,447	8,573
4.1% 9/15/38	2,000	1,793
4.125% 12/15/46	2,613	2,261
4.2% 9/15/48	6,196	5,480
4.4% 5/15/44	3,328	3,030
7.2% 3/15/39	4,289	5,184
Royalty Pharma PLC 3.35% 9/2/51	8,800	5,459
Shire Acquisitions Investments Ireland DAC:
2.875% 9/23/23	3,003	2,997
3.2% 9/23/26	31,123	29,234
Takeda Pharmaceutical Co. Ltd. 2.05% 3/31/30	12,000	9,873
Utah Acquisition Sub, Inc.:
3.95% 6/15/26	2,248	2,125
5.25% 6/15/46	2,622	2,072
Viatris, Inc.:
1.65% 6/22/25	1,800	1,666
2.7% 6/22/30	12,760	10,363
4% 6/22/50	8,750	5,796
Wyeth LLC 5.95% 4/1/37	2,000	2,144
Zoetis, Inc.:
3.95% 9/12/47	1,589	1,265
4.7% 2/1/43	1,032	936
		532,713
TOTAL HEALTH CARE		1,698,967
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.4%
General Dynamics Corp.:
3.75% 5/15/28	7,466	7,128
4.25% 4/1/50	3,867	3,404
Huntington Ingalls Industries, Inc. 4.2% 5/1/30	2,000	1,847
L3Harris Technologies, Inc.:
2.9% 12/15/29	1,000	870
3.832% 4/27/25	5,000	4,865
5.4% 7/31/33	7,000	7,012
Lockheed Martin Corp.:
3.55% 1/15/26	3,017	2,920
4.09% 9/15/52	12,077	10,147
4.95% 10/15/25	10,000	9,970
5.25% 1/15/33	10,000	10,263
5.7% 11/15/54	5,000	5,361
Northrop Grumman Corp.:
3.25% 1/15/28	6,673	6,216
3.85% 4/15/45	1,489	1,181
4.03% 10/15/47	14,958	12,310
4.75% 6/1/43	3,177	2,886
RTX Corp.:
1.9% 9/1/31	9,570	7,494
3.15% 12/15/24	7,070	6,853
3.75% 11/1/46	5,929	4,511
4.05% 5/4/47	1,851	1,496
4.125% 11/16/28	11,685	11,152
4.35% 4/15/47	5,243	4,411
4.45% 11/16/38	12,715	11,251
4.5% 6/1/42	5,863	5,113
4.625% 11/16/48	10,491	9,224
4.875% 10/15/40	795	727
5.15% 2/27/33	9,600	9,491
5.4% 5/1/35	1,800	1,796
5.7% 4/15/40	1,589	1,590
The Boeing Co.:
2.5% 3/1/25	3,654	3,473
2.7% 2/1/27	6,297	5,758
2.95% 2/1/30	8,056	6,974
3.625% 3/1/48	3,177	2,215
3.65% 3/1/47	2,192	1,534
3.75% 2/1/50	12,276	8,951
4.875% 5/1/25	13,891	13,699
5.15% 5/1/30	9,666	9,510
5.705% 5/1/40	31,541	30,664
5.805% 5/1/50	14,268	13,881
6.875% 3/15/39	2,622	2,889
		261,037
Air Freight & Logistics - 0.1%
FedEx Corp.:
2.4% 5/15/31	6,900	5,694
3.1% 8/5/29	5,027	4,503
3.9% 2/1/35	4,686	4,079
4.05% 2/15/48	2,900	2,258
4.4% 1/15/47	6,356	5,227
4.55% 4/1/46	1,192	999
4.95% 10/17/48	6,273	5,611
5.25% 5/15/50	3,383	3,147
United Parcel Service, Inc.:
2.4% 11/15/26	5,958	5,546
3.4% 11/15/46	2,104	1,575
3.625% 10/1/42	1,100	894
3.75% 11/15/47	6,842	5,534
4.25% 3/15/49	3,190	2,751
4.45% 4/1/30	4,833	4,758
5.3% 4/1/50	4,669	4,738
6.2% 1/15/38	6,986	7,809
		65,123
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25	10,053	9,563
2.493% 2/15/27	7,105	6,454
2.722% 2/15/30	12,373	10,609
3.377% 4/5/40	4,959	3,727
3.577% 4/5/50	11,213	8,031
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 4.9% 12/1/32	11,850	11,649
Masco Corp.:
2% 2/15/31	7,383	5,829
3.125% 2/15/51	3,735	2,294
Owens Corning 3.95% 8/15/29	5,413	5,035
		63,191
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
1.45% 2/15/31	17,786	13,765
2.9% 7/1/26	3,352	3,151
3.2% 3/15/25	8,957	8,662
3.95% 5/15/28	8,340	7,919
Waste Management, Inc. 4.15% 7/15/49	10,186	8,565
		42,062
Ground Transportation - 0.5%
Burlington Northern Santa Fe LLC:
3% 4/1/25	10,000	9,657
3.05% 2/15/51	3,499	2,393
3.25% 6/15/27	5,958	5,655
3.55% 2/15/50	4,833	3,698
3.85% 9/1/23	2,000	2,000
3.9% 8/1/46	3,686	2,950
4.05% 6/15/48	13,373	10,990
4.125% 6/15/47	2,264	1,880
4.15% 4/1/45	1,350	1,141
4.375% 9/1/42	3,575	3,140
4.45% 3/15/43	2,000	1,769
4.55% 9/1/44	2,383	2,134
4.9% 4/1/44	3,177	2,988
5.2% 4/15/54	6,300	6,199
6.15% 5/1/37	2,000	2,177
Canadian National Railway Co.:
2.45% 5/1/50	13,253	8,112
3.2% 8/2/46	2,622	1,884
3.85% 8/5/32	2,000	1,847
Canadian Pacific Railway Co.:
1.75% 12/2/26	8,990	8,079
2.05% 3/5/30	1,800	1,492
2.45% 12/2/31	20,546	18,225
3.1% 12/2/51	9,405	6,384
CSX Corp.:
3.25% 6/1/27	3,972	3,738
3.4% 8/1/24	3,673	3,597
3.8% 11/1/46	4,544	3,554
3.95% 5/1/50	2,840	2,255
4.1% 11/15/32	13,500	12,673
4.1% 3/15/44	5,382	4,475
4.5% 3/15/49	10,963	9,478
4.75% 11/15/48	4,599	4,102
Norfolk Southern Corp.:
3% 3/15/32	4,000	3,410
3.65% 8/1/25	9,532	9,210
3.8% 8/1/28	9,444	8,919
3.95% 10/1/42	1,509	1,210
4.05% 8/15/52	6,859	5,446
4.45% 3/1/33	22,050	20,904
4.65% 1/15/46	2,589	2,254
5.35% 8/1/54	3,970	3,859
Union Pacific Corp.:
2.15% 2/5/27	7,153	6,537
2.375% 5/20/31	2,000	1,679
2.4% 2/5/30	2,000	1,721
2.75% 3/1/26	5,290	5,003
2.8% 2/14/32	11,666	9,971
2.891% 4/6/36	7,292	5,759
3% 4/15/27	3,972	3,711
3.25% 2/5/50	10,720	7,747
3.35% 8/15/46	3,750	2,676
3.375% 2/14/42	4,000	3,123
3.6% 9/15/37	2,622	2,193
3.799% 10/1/51	2,224	1,757
3.839% 3/20/60	11,170	8,556
3.95% 9/10/28	2,000	1,924
4.5% 1/20/33	10,000	9,704
4.95% 5/15/53	3,730	3,582
		279,521
Industrial Conglomerates - 0.1%
3M Co.:
2% 2/14/25	5,027	4,775
2.375% 8/26/29	8,822	7,603
2.65% 4/15/25	3,613	3,447
2.875% 10/15/27	3,177	2,924
3.05% 4/15/30	2,912	2,602
3.125% 9/19/46	2,192	1,483
3.25% 8/26/49	6,797	4,708
3.7% 4/15/50	3,595	2,758
5.7% 3/15/37	1,900	2,019
General Electric Co.:
3.625% 5/1/30	9,492	8,423
6.875% 1/10/39	119	139
Honeywell International, Inc.:
1.35% 6/1/25	8,120	7,611
1.95% 6/1/30	8,796	7,328
2.5% 11/1/26	5,688	5,309
2.8% 6/1/50	8,168	5,822
3.812% 11/21/47	1,113	904
		67,855
Machinery - 0.2%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	11,068	11,053
1.1% 9/14/27	11,416	9,874
2.4% 8/9/26	2,264	2,109
Caterpillar, Inc.:
3.25% 9/19/49	13,214	9,960
3.803% 8/15/42	1,986	1,683
5.3% 9/15/35	5,561	5,730
Cummins, Inc. 1.5% 9/1/30	4,833	3,880
Deere & Co.:
2.875% 9/7/49	9,579	6,937
3.9% 6/9/42	7,000	6,151
5.375% 10/16/29	795	821
Eaton Corp.:
4% 11/2/32	1,509	1,412
4.15% 11/2/42	1,509	1,310
4.7% 8/23/52	5,800	5,391
Ingersoll-Rand Luxembourg Finance SA:
3.8% 3/21/29	11,400	10,639
4.65% 11/1/44	4,766	4,079
Otis Worldwide Corp.:
2.565% 2/15/30	10,633	9,093
3.362% 2/15/50	8,091	5,819
Parker Hannifin Corp.:
3.25% 3/1/27	4,488	4,223
4% 6/14/49	4,727	3,833
4.1% 3/1/47	4,496	3,706
4.5% 9/15/29	2,000	1,933
Stanley Black & Decker, Inc.:
2.3% 2/24/25	2,000	1,904
4.25% 11/15/28	4,000	3,797
5.2% 9/1/40	7,100	6,469
		121,806
Passenger Airlines - 0.0%
American Airlines Pass Through Trust equipment trust certificate 2.875% 1/11/36	6,239	5,165
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29	4,319	3,923
Southwest Airlines Co.:
2.625% 2/10/30	2,000	1,690
5.125% 6/15/27	8,833	8,728
United Airlines 2015-1 Class AA pass-thru trust 3.45% 6/1/29	372	343
United Airlines Pass-Through Trust Series 2023-1 Class A, 5.8% 7/15/37	7,800	7,773
United Airlines pass-thru trust equipment trust certificate 3.1% 1/7/30	8,499	7,756
United Airlines, Inc. equipment trust certificate Series 2012-2B 4% 4/29/26	1,968	1,920
		37,298
Professional Services - 0.0%
Leidos, Inc. 2.3% 2/15/31	1,300	1,030
Thomson Reuters Corp.:
3.35% 5/15/26	5,561	5,281
5.5% 8/15/35	2,000	1,959
		8,270
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.2% 1/15/27	6,863	6,133
2.3% 2/1/25	5,000	4,732
3% 2/1/30	1,900	1,596
3.125% 12/1/30	9,666	8,056
3.625% 12/1/27	7,593	6,977
4.25% 2/1/24	10,455	10,373
		37,867
TOTAL INDUSTRIALS		984,030
INFORMATION TECHNOLOGY - 1.9%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
2.2% 9/20/23	5,965	5,956
2.5% 9/20/26	3,972	3,720
3.5% 6/15/25	3,392	3,299
5.9% 2/15/39	9,863	10,695
		23,670
Electronic Equipment, Instruments & Components - 0.1%
Corning, Inc.:
3.9% 11/15/49	4,833	3,629
4.75% 3/15/42	3,972	3,547
Dell International LLC/EMC Corp.:
4% 7/15/24	9,135	8,995
4.9% 10/1/26	7,506	7,372
5.3% 10/1/29	19,994	19,741
6.02% 6/15/26	12,821	12,956
8.1% 7/15/36	8,303	9,539
8.35% 7/15/46	9,542	11,703
Tyco Electronics Group SA:
3.45% 8/1/24	2,899	2,840
3.7% 2/15/26	4,253	4,105
7.125% 10/1/37	1,966	2,236
Vontier Corp. 2.95% 4/1/31	3,500	2,774
		89,437
IT Services - 0.2%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26	11,406	10,339
IBM Corp.:
1.95% 5/15/30	11,102	9,155
2.95% 5/15/50	11,005	7,070
3% 5/15/24	9,538	9,363
3.3% 5/15/26	9,666	9,216
3.5% 5/15/29	13,474	12,430
3.625% 2/12/24	7,944	7,870
4.25% 5/15/49	8,612	7,115
4.4% 7/27/32	8,100	7,727
4.7% 2/19/46	3,932	3,485
5.6% 11/30/39	6,500	6,546
		90,316
Semiconductors & Semiconductor Equipment - 0.6%
Analog Devices, Inc.:
2.8% 10/1/41	11,812	8,388
3.5% 12/5/26	1,700	1,628
Applied Materials, Inc. 4.35% 4/1/47	10,263	9,268
Broadcom Corp./Broadcom Cayman LP:
3.5% 1/15/28	5,561	5,128
3.875% 1/15/27	3,043	2,891
Broadcom, Inc.:
2.45% 2/15/31 (b)	28,182	22,720
2.6% 2/15/33 (b)	9,400	7,267
3.187% 11/15/36 (b)	1,000	752
3.419% 4/15/33 (b)	11,000	9,115
3.459% 9/15/26	10,027	9,499
3.469% 4/15/34 (b)	3,391	2,771
3.75% 2/15/51 (b)	17,216	12,346
4.3% 11/15/32	9,956	9,000
4.75% 4/15/29	13,584	13,100
Intel Corp.:
2% 8/12/31	7,124	5,757
2.45% 11/15/29	10,216	8,872
2.8% 8/12/41	10,000	6,940
3.05% 8/12/51	7,124	4,613
3.25% 11/15/49	8,313	5,671
3.734% 12/8/47	2,594	1,969
3.9% 3/25/30	9,048	8,459
4% 8/5/29	2,000	1,904
4.1% 5/19/46	5,561	4,548
4.1% 5/11/47	1,906	1,546
4.15% 8/5/32	2,000	1,882
4.6% 3/25/40	2,000	1,819
4.75% 3/25/50	9,512	8,357
4.875% 2/10/28	10,180	10,119
5.625% 2/10/43	5,000	4,977
5.7% 2/10/53	8,000	7,922
5.9% 2/10/63	8,900	8,946
Lam Research Corp. 2.875% 6/15/50	11,648	7,782
Marvell Technology, Inc. 2.95% 4/15/31	2,000	1,669
Micron Technology, Inc.:
2.703% 4/15/32	8,400	6,629
4.663% 2/15/30	6,573	6,161
5.375% 4/15/28	8,560	8,415
NVIDIA Corp.:
2% 6/15/31	20,182	16,720
2.85% 4/1/30	8,603	7,721
3.5% 4/1/50	4,785	3,768
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.65% 2/15/32	17,641	14,068
5% 1/15/33	8,500	8,043
Qualcomm, Inc.:
1.65% 5/20/32	14,000	10,873
3.45% 5/20/25	2,000	1,943
4.3% 5/20/47	8,023	6,941
4.8% 5/20/45	2,000	1,887
5.4% 5/20/33	18,000	18,640
Texas Instruments, Inc.:
1.9% 9/15/31	2,000	1,631
3.65% 8/16/32	2,000	1,825
4.15% 5/15/48	5,526	4,788
4.6% 2/15/28	10,000	9,951
5.05% 5/18/63	7,000	6,707
		354,336
Software - 0.6%
Fortinet, Inc. 2.2% 3/15/31	2,000	1,574
Microsoft Corp.:
2.525% 6/1/50	32,153	21,255
2.675% 6/1/60	5,334	3,431
2.7% 2/12/25	13,643	13,195
2.875% 2/6/24	9,260	9,163
2.921% 3/17/52	36,922	26,182
3.041% 3/17/62	3,278	2,269
3.45% 8/8/36	2,307	2,052
3.625% 12/15/23	20,772	20,768
4.2% 11/3/35	1,700	1,641
Oracle Corp.:
1.65% 3/25/26	9,109	8,301
2.5% 4/1/25	8,564	8,154
2.65% 7/15/26	7,149	6,640
2.875% 3/25/31	11,675	9,864
2.95% 5/15/25	3,972	3,804
2.95% 4/1/30	12,477	10,815
3.25% 11/15/27	13,584	12,590
3.4% 7/8/24	3,753	3,682
3.6% 4/1/40	13,600	10,292
3.6% 4/1/50	12,383	8,559
3.85% 7/15/36	8,047	6,656
3.85% 4/1/60	14,393	9,782
3.95% 3/25/51	10,575	7,729
4% 7/15/46	7,785	5,858
4% 11/15/47	13,899	10,368
4.125% 5/15/45	2,383	1,842
4.3% 7/8/34	3,078	2,760
4.9% 2/6/33	15,000	14,329
5.375% 7/15/40	19,029	17,737
6.125% 7/8/39	1,800	1,827
6.25% 11/9/32	18,950	19,834
6.9% 11/9/52	4,900	5,337
Roper Technologies, Inc.:
1% 9/15/25	7,443	6,817
1.4% 9/15/27	7,250	6,277
1.75% 2/15/31	7,250	5,691
2% 6/30/30	14,306	11,662
3.8% 12/15/26	6,752	6,445
Salesforce, Inc.:
1.95% 7/15/31	10,300	8,393
2.7% 7/15/41	12,000	8,569
VMware, Inc.:
1.4% 8/15/26	22,344	19,813
4.65% 5/15/27	2,000	1,944
4.7% 5/15/30	2,000	1,885
		365,786
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.:
0.55% 8/20/25	14,113	12,964
0.7% 2/8/26	10,933	9,897
1.125% 5/11/25	10,000	9,351
1.2% 2/8/28	10,000	8,643
1.25% 8/20/30	13,098	10,537
1.7% 8/5/31	7,886	6,417
2.375% 2/8/41	13,368	9,554
2.45% 8/4/26	16,363	15,311
2.55% 8/20/60	5,162	3,246
2.65% 5/11/50	4,157	2,769
2.85% 8/5/61	7,887	5,134
2.9% 9/12/27	11,161	10,446
2.95% 9/11/49	21,247	15,158
3% 11/13/27	7,944	7,459
3.2% 5/13/25	8,332	8,082
3.2% 5/11/27	13,008	12,358
3.35% 8/8/32	7,000	6,422
3.75% 9/12/47	4,833	4,032
3.75% 11/13/47	5,541	4,611
3.85% 5/4/43	10,327	8,956
4% 5/10/28	3,300	3,225
4.25% 2/9/47	1,986	1,812
4.3% 5/10/33	3,300	3,239
4.375% 5/13/45	3,725	3,429
4.5% 2/23/36	7,355	7,352
4.65% 2/23/46	14,788	14,165
Hewlett Packard Enterprise Co.:
1.45% 4/1/24	2,000	1,949
4.45% 10/2/23	2,000	1,998
4.9% 10/15/25 (c)	7,746	7,644
6.2% 10/15/35 (c)	6,390	6,622
6.35% 10/15/45 (c)	1,493	1,531
HP, Inc.:
2.2% 6/17/25	11,261	10,609
4.2% 4/15/32	6,450	5,759
5.5% 1/15/33	2,000	1,942
6% 9/15/41	3,192	3,143
		245,766
TOTAL INFORMATION TECHNOLOGY		1,169,311
MATERIALS - 0.7%
Chemicals - 0.4%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	4,785	4,438
2.05% 5/15/30	5,220	4,406
2.7% 5/15/40	4,495	3,271
2.8% 5/15/50	5,346	3,646
Celanese U.S. Holdings LLC:
6.33% 7/15/29	2,000	1,988
6.35% 11/15/28	3,640	3,649
6.379% 7/15/32	7,400	7,323
6.7% 11/15/33	3,500	3,515
CF Industries Holdings, Inc. 4.95% 6/1/43	5,900	4,987
DuPont de Nemours, Inc.:
4.725% 11/15/28	13,619	13,437
5.319% 11/15/38	8,458	8,291
Eastman Chemical Co. 4.65% 10/15/44	2,383	1,939
Ecolab, Inc.:
1.3% 1/30/31	6,356	4,948
2.7% 11/1/26	5,243	4,910
2.75% 8/18/55	8,768	5,357
Linde, Inc.:
3.2% 1/30/26	5,036	4,848
3.55% 11/7/42	1,589	1,255
LYB International Finance BV 4.875% 3/15/44	4,647	3,936
LYB International Finance II BV 3.5% 3/2/27	19,438	18,330
LYB International Finance III LLC:
3.375% 10/1/40	7,366	5,294
3.625% 4/1/51	7,366	4,965
LyondellBasell Industries NV 4.625% 2/26/55	2,970	2,331
Nutrien Ltd.:
4% 12/15/26	9,055	8,645
4.2% 4/1/29	4,109	3,865
5% 4/1/49	7,152	6,224
5.25% 1/15/45	2,780	2,498
5.625% 12/1/40	1,430	1,357
Sherwin-Williams Co.:
2.95% 8/15/29	2,000	1,762
3.45% 6/1/27	17,609	16,597
3.8% 8/15/49	2,919	2,189
4.5% 6/1/47	6,776	5,777
The Dow Chemical Co.:
2.1% 11/15/30	6,863	5,595
3.6% 11/15/50	7,056	5,042
4.375% 11/15/42	3,872	3,194
4.8% 11/30/28	6,792	6,695
4.8% 5/15/49	6,112	5,209
9.4% 5/15/39	2,383	3,150
The Mosaic Co.:
4.05% 11/15/27	4,575	4,366
4.25% 11/15/23	8,649	8,620
5.625% 11/15/43	2,979	2,753
Westlake Corp.:
0.875% 8/15/24	4,300	4,096
3.125% 8/15/51	6,500	3,993
5% 8/15/46	1,589	1,335
		220,026
Construction Materials - 0.0%
Martin Marietta Materials, Inc. 3.5% 12/15/27	2,000	1,870
Containers & Packaging - 0.0%
International Paper Co.:
4.4% 8/15/47	6,908	5,598
5.15% 5/15/46	1,438	1,281
WRKCo, Inc.:
3% 6/15/33	2,000	1,621
3.375% 9/15/27	2,000	1,845
4.2% 6/1/32	4,833	4,401
		14,746
Metals & Mining - 0.3%
ArcelorMittal SA 6.8% 11/29/32	9,000	9,246
Barrick Gold Corp. 5.25% 4/1/42	3,575	3,368
Barrick North America Finance LLC 5.75% 5/1/43	2,000	2,000
Barrick PD Australia Finance Pty Ltd. 5.95% 10/15/39	2,000	2,029
BHP Billiton Financial (U.S.A.) Ltd.:
4.75% 2/28/28	7,460	7,395
4.9% 2/28/33	8,000	7,894
5% 9/30/43	3,783	3,656
Freeport-McMoRan, Inc. 4.625% 8/1/30	32,382	29,927
Newmont Corp.:
2.25% 10/1/30	14,340	11,653
2.8% 10/1/29	2,707	2,337
5.45% 6/9/44	5,093	4,837
Nucor Corp.:
2.7% 6/1/30	3,900	3,341
2.979% 12/15/55	3,177	1,937
6.4% 12/1/37	4,833	5,233
Rio Tinto Finance (U.S.A.) Ltd.:
5.2% 11/2/40	10,343	10,158
7.125% 7/15/28	1,589	1,736
Rio Tinto Finance (U.S.A.) PLC 5.125% 3/9/53	5,600	5,417
Southern Copper Corp.:
3.875% 4/23/25	2,915	2,809
5.25% 11/8/42	4,588	4,212
7.5% 7/27/35	4,833	5,470
Vale Overseas Ltd.:
3.75% 7/8/30	19,333	16,901
6.125% 6/12/33	2,150	2,129
6.25% 8/10/26	2,417	2,458
Vale SA 5.625% 9/11/42	5,243	4,932
		151,075
Paper & Forest Products - 0.0%
Suzano Austria GmbH:
2.5% 9/15/28	11,930	10,123
6% 1/15/29	9,570	9,464
		19,587
TOTAL MATERIALS		407,304
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	7,371	5,588
3% 5/18/51	5,582	3,371
4.85% 4/15/49	9,154	7,469
American Homes 4 Rent LP 4.25% 2/15/28	7,636	7,224
American Tower Corp.:
1.3% 9/15/25	7,221	6,623
2.1% 6/15/30	12,189	9,725
3.1% 6/15/50	4,456	2,780
3.55% 7/15/27	6,792	6,298
3.7% 10/15/49	4,833	3,366
AvalonBay Communities, Inc.:
2.05% 1/15/32	2,000	1,603
2.3% 3/1/30	4,833	4,036
5% 2/15/33	3,800	3,765
Boston Properties, Inc.:
2.55% 4/1/32	1,100	824
2.75% 10/1/26	5,561	5,014
2.9% 3/15/30	1,400	1,139
3.125% 9/1/23	1,509	1,509
3.25% 1/30/31	15,176	12,354
3.4% 6/21/29	2,300	1,967
Camden Property Trust 4.1% 10/15/28	2,000	1,902
Corporate Office Properties LP 2.75% 4/15/31	4,000	3,083
Crown Castle International Corp.:
1.35% 7/15/25	21,460	19,809
2.25% 1/15/31	5,771	4,633
3.25% 1/15/51	5,220	3,388
5.1% 5/1/33	12,860	12,375
EPR Properties:
4.5% 6/1/27	2,000	1,801
4.95% 4/15/28	4,000	3,584
ERP Operating LP:
1.85% 8/1/31	14,500	11,345
3.25% 8/1/27	10,314	9,521
Healthpeak OP, LLC:
3% 1/15/30	9,937	8,599
3.4% 2/1/25	387	374
5.25% 12/15/32	3,000	2,900
Hudson Pacific Properties LP:
3.25% 1/15/30	2,000	1,355
4.65% 4/1/29	1,700	1,295
Invitation Homes Operating Partnership LP 4.15% 4/15/32	6,186	5,506
Kilroy Realty LP:
2.5% 11/15/32	2,100	1,479
2.65% 11/15/33	1,700	1,180
Kimco Realty Op LLC:
1.9% 3/1/28	8,216	6,958
3.8% 4/1/27	3,177	2,971
4.125% 12/1/46	7,944	5,829
4.45% 9/1/47	4,114	3,240
Kite Realty Group Trust 4% 3/15/25	1,400	1,345
LXP Industrial Trust (REIT) 2.375% 10/1/31	2,417	1,828
NNN (REIT), Inc. 3% 4/15/52	6,766	4,099
Office Properties Income Trust:
2.65% 6/15/26	1,600	1,197
3.45% 10/15/31	2,000	1,017
4.5% 2/1/25	2,000	1,788
Omega Healthcare Investors, Inc.:
3.375% 2/1/31	3,093	2,498
4.5% 1/15/25	6,362	6,204
4.5% 4/1/27	7,547	7,138
Prologis LP:
1.625% 3/15/31	11,425	8,881
1.75% 2/1/31	23,383	18,446
2.125% 4/15/27	9,502	8,557
3.25% 10/1/26	3,701	3,496
4.875% 6/15/28	2,700	2,672
5.25% 6/15/53	3,300	3,147
Realty Income Corp.:
3.95% 8/15/27	6,200	5,912
4.7% 12/15/28	4,500	4,367
4.85% 3/15/30	15,000	14,523
4.9% 7/15/33	6,450	6,125
5.05% 1/13/26	4,500	4,477
Simon Property Group LP:
2.2% 2/1/31	21,169	16,865
3.25% 9/13/49	9,260	6,050
3.375% 12/1/27	17,551	16,238
Spirit Realty LP 3.4% 1/15/30	2,000	1,718
UDR, Inc. 2.1% 6/15/33	12,929	9,495
Ventas Realty LP:
3.25% 10/15/26	2,780	2,571
3.5% 2/1/25	3,177	3,056
3.85% 4/1/27	7,547	7,070
4% 3/1/28	17,202	15,980
4.125% 1/15/26	1,152	1,108
4.375% 2/1/45	2,383	1,824
4.875% 4/15/49	2,262	1,850
VICI Properties LP:
4.375% 5/15/25	2,000	1,944
4.75% 2/15/28	11,117	10,572
5.125% 5/15/32	5,838	5,411
Vornado Realty LP 3.4% 6/1/31	2,000	1,476
Welltower OP LLC:
4.95% 9/1/48	7,944	6,915
6.5% 3/15/41	1,100	1,126
Weyerhaeuser Co. 4% 4/15/30	9,183	8,391
WP Carey, Inc. 2.45% 2/1/32	2,000	1,557
		426,716
Real Estate Management & Development - 0.1%
CBRE Group, Inc. 4.875% 3/1/26	4,528	4,430
Digital Realty Trust LP:
3.7% 8/15/27	8,356	7,785
4.45% 7/15/28	2,000	1,892
Essex Portfolio LP:
1.65% 1/15/31	2,000	1,510
1.7% 3/1/28	2,000	1,695
2.55% 6/15/31	2,000	1,601
3% 1/15/30	1,477	1,258
3.375% 4/15/26	2,000	1,899
4% 3/1/29	4,833	4,466
Mid-America Apartments LP:
1.1% 9/15/26	2,000	1,768
3.95% 3/15/29	5,510	5,173
Tanger Properties LP 3.875% 7/15/27	4,925	4,397
		37,874
TOTAL REAL ESTATE		464,590
UTILITIES - 2.3%
Electric Utilities - 1.7%
AEP Texas, Inc.:
3.8% 10/1/47	3,383	2,445
4.7% 5/15/32	4,000	3,789
AEP Transmission Co. LLC:
2.75% 8/15/51	5,703	3,531
4% 12/1/46	3,000	2,458
5.4% 3/15/53	3,440	3,414
Alabama Power Co.:
1.45% 9/15/30	14,500	11,381
3.7% 12/1/47	4,679	3,513
3.75% 3/1/45	795	607
4.15% 8/15/44	3,694	2,990
4.3% 7/15/48	4,671	3,841
5.2% 6/1/41	3,058	2,774
American Electric Power Co., Inc.:
3.25% 3/1/50	2,494	1,638
4.3% 12/1/28	13,893	13,237
Appalachian Power Co.:
4.45% 6/1/45	4,766	3,871
4.5% 3/1/49	7,259	5,870
Arizona Public Service Co.:
2.95% 9/15/27	5,861	5,386
5.55% 8/1/33	8,900	8,908
6.35% 12/15/32	4,000	4,212
Baltimore Gas & Electric Co.:
2.25% 6/15/31	2,000	1,637
2.9% 6/15/50	6,360	4,077
3.5% 8/15/46	1,986	1,454
5.4% 6/1/53	2,300	2,268
CenterPoint Energy Houston Electric LLC:
3.35% 4/1/51	9,077	6,505
3.55% 8/1/42	1,509	1,155
4.25% 2/1/49	2,068	1,728
4.95% 4/1/33	4,500	4,424
Cincinnati Gas & Electric Co. 4.3% 2/1/49	21,562	17,485
Cleco Corporate Holdings LLC 3.743% 5/1/26	4,496	4,222
Commonwealth Edison Co.:
3.1% 11/1/24	7,944	7,714
3.2% 11/15/49	13,533	9,261
3.65% 6/15/46	2,272	1,709
3.7% 3/1/45	2,462	1,897
3.75% 8/15/47	4,885	3,736
4% 3/1/48	5,426	4,370
4% 3/1/49	4,762	3,798
Connecticut Light & Power Co. 5.25% 1/15/53	4,200	4,102
Dayton Power & Light Co. 3.95% 6/15/49	1,400	1,060
DTE Electric Co.:
1.9% 4/1/28	7,800	6,842
3.95% 3/1/49	2,900	2,296
5.4% 4/1/53	4,690	4,664
Duke Energy Carolinas LLC:
2.85% 3/15/32	2,417	2,040
2.95% 12/1/26	4,766	4,485
3.2% 8/15/49	6,345	4,361
3.75% 6/1/45	1,589	1,205
3.875% 3/15/46	3,097	2,384
4% 9/30/42	2,979	2,416
4.95% 1/15/33	8,000	7,880
5.4% 1/15/54	4,800	4,706
6% 1/15/38	1,800	1,870
Duke Energy Corp.:
2.45% 6/1/30	5,220	4,342
2.65% 9/1/26	10,605	9,812
3.75% 4/15/24	4,766	4,706
3.75% 9/1/46	7,253	5,308
3.95% 10/15/23	1,941	1,936
4.2% 6/15/49	7,520	5,847
4.5% 8/15/32	1,000	931
4.8% 12/15/45	2,216	1,916
5% 8/15/52	1,600	1,402
Duke Energy Florida LLC 3.4% 10/1/46	1,986	1,428
Duke Energy Progress LLC:
3.4% 4/1/32	9,666	8,498
4.15% 12/1/44	1,430	1,167
4.375% 3/30/44	1,589	1,345
5.35% 3/15/53	7,000	6,789
Edison International:
4.125% 3/15/28	2,000	1,870
5.75% 6/15/27	2,000	2,004
Entergy Corp.:
0.9% 9/15/25	13,436	12,207
2.95% 9/1/26	3,734	3,469
3.75% 6/15/50	3,287	2,316
Entergy Louisiana LLC:
2.35% 6/15/32	18,700	14,878
3.12% 9/1/27	1,600	1,481
4.2% 9/1/48	2,526	2,025
Entergy, Inc.:
3.55% 9/30/49	3,211	2,272
4% 3/30/29	14,040	13,148
5.15% 1/15/33	3,100	3,072
5.3% 9/15/33	5,730	5,718
Eversource Energy:
2.55% 3/15/31	12,735	10,464
2.9% 10/1/24	6,792	6,590
3.35% 3/15/26	5,251	4,968
3.45% 1/15/50	3,548	2,495
Exelon Corp.:
3.95% 6/15/25	15,612	15,146
4.05% 4/15/30	2,000	1,848
5.1% 6/15/45	874	796
5.3% 3/15/33	12,280	12,124
FirstEnergy Corp.:
1.6% 1/15/26	9,970	9,053
2.25% 9/1/30	10,730	8,612
3.4% 3/1/50	2,900	1,919
4.15% 7/15/27	6,752	6,369
5.1% 7/15/47	3,732	3,248
Florida Power & Light Co.:
2.45% 2/3/32	2,000	1,658
3.125% 12/1/25	4,051	3,880
3.15% 10/1/49	5,556	3,878
3.25% 6/1/24	3,753	3,688
3.8% 12/15/42	8,900	7,269
4.05% 10/1/44	4,304	3,619
4.125% 6/1/48	9,771	8,152
5.1% 4/1/33	10,000	10,000
Georgia Power Co.:
3.25% 3/30/27	6,781	6,313
4.65% 5/16/28	4,830	4,710
4.7% 5/15/32	4,000	3,819
4.95% 5/17/33	10,160	9,831
Indiana Michigan Power Co. 3.25% 5/1/51	3,867	2,629
Interstate Power and Light Co.:
2.3% 6/1/30	11,051	9,064
3.25% 12/1/24	2,000	1,942
ITC Holdings Corp. 3.35% 11/15/27	2,000	1,857
MidAmerican Energy Co. 3.15% 4/15/50	7,100	4,800
Nevada Power Co. 3.125% 8/1/50	5,300	3,364
NextEra Energy Capital Holdings, Inc.:
1.875% 1/15/27	13,726	12,268
1.9% 6/15/28	9,666	8,303
2.44% 1/15/32	13,630	10,907
2.94% 3/21/24	2,000	1,966
4.9% 2/28/28	3,500	3,439
5% 7/15/32	8,800	8,503
5.05% 2/28/33	9,100	8,807
Northern States Power Co.:
2.6% 6/1/51	10,440	6,379
2.9% 3/1/50	9,483	6,239
3.4% 8/15/42	1,589	1,208
4.125% 5/15/44	3,575	2,948
NSTAR Electric Co.:
3.2% 5/15/27	6,076	5,691
4.95% 9/15/52	3,710	3,450
Oglethorpe Power Corp.:
4.5% 4/1/47	2,500	1,985
5.05% 10/1/48	2,000	1,724
Oncor Electric Delivery Co. LLC:
0.55% 10/1/25	25,429	23,136
3.1% 9/15/49	15,204	10,325
3.8% 9/30/47	7,733	6,043
Pacific Gas & Electric Co.:
3.15% 1/1/26	11,600	10,808
3.25% 6/1/31	4,833	3,918
3.45% 7/1/25	4,833	4,588
3.5% 6/15/25	9,666	9,207
4.2% 3/1/29	1,000	899
4.2% 6/1/41	24,166	17,485
4.55% 7/1/30	30,062	27,034
4.75% 2/15/44	967	739
5.45% 6/15/27	1,100	1,075
6.7% 4/1/53	6,910	6,718
6.75% 1/15/53	6,600	6,415
PacifiCorp:
3.6% 4/1/24	3,177	3,136
4.125% 1/15/49	10,692	7,817
4.15% 2/15/50	2,900	2,127
6% 1/15/39	4,919	4,886
PG&E Wildfire Recovery:
5.081% 6/1/43	1,000	952
5.099% 6/1/54	5,100	4,922
5.212% 12/1/49	11,120	10,710
Potomac Electric Power Co. 6.5% 11/15/37	3,024	3,299
PPL Capital Funding, Inc. 3.1% 5/15/26	6,356	5,999
PPL Electric Utilities Corp.:
3% 10/1/49	10,557	7,150
4.15% 10/1/45	2,780	2,300
Progress Energy, Inc. 6% 12/1/39	4,131	4,151
Public Service Co. of Colorado:
2.9% 5/15/25	8,737	8,347
3.8% 6/15/47	3,678	2,765
4.1% 6/1/32	2,000	1,838
4.1% 6/15/48	2,000	1,563
6.25% 9/1/37	2,000	2,080
Public Service Electric & Gas Co.:
2.45% 1/15/30	8,071	6,911
3.15% 1/1/50	9,135	6,408
3.65% 9/1/42	2,244	1,768
4% 6/1/44	3,972	3,115
5.2% 8/1/33	3,300	3,331
Puget Sound Energy, Inc. 4.3% 5/20/45	5,092	4,143
Southern California Edison Co.:
2.25% 6/1/30	7,198	5,979
2.95% 2/1/51	15,950	10,129
3.7% 8/1/25	2,000	1,933
4% 4/1/47	7,944	6,156
4.125% 3/1/48	5,606	4,418
4.875% 3/1/49	8,000	6,945
5.7% 3/1/53	3,300	3,199
5.85% 11/1/27	9,900	10,134
Southern Co.:
3.25% 7/1/26	10,737	10,158
3.7% 4/30/30	10,000	9,050
4.4% 7/1/46	5,814	4,788
5.15% 10/6/25	8,000	7,958
Southwestern Electric Power Co.:
1.65% 3/15/26	10,000	9,096
5.3% 4/1/33	5,310	5,198
Tampa Electric Co.:
4.45% 6/15/49	9,306	7,657
6.15% 5/15/37	4,972	4,947
Union Electric Co.:
3.9% 9/15/42	2,940	2,308
5.45% 3/15/53	7,400	7,273
Virginia Electric & Power Co.:
3.1% 5/15/25	3,177	3,047
3.3% 12/1/49	5,800	4,019
3.45% 2/15/24	2,185	2,161
3.8% 4/1/28	11,844	11,203
3.8% 9/15/47	6,522	4,894
4.2% 5/15/45	8,383	6,734
4.45% 2/15/44	2,185	1,848
4.6% 12/1/48	5,624	4,826
6% 5/15/37	1,589	1,631
Wisconsin Electric Power Co. 4.25% 6/1/44	3,734	2,940
Xcel Energy, Inc.:
3.35% 12/1/26	2,383	2,232
4% 6/15/28	1,900	1,800
4.6% 6/1/32	11,300	10,552
		992,746
Gas Utilities - 0.1%
Atmos Energy Corp.:
1.5% 1/15/31	2,000	1,560
5.45% 10/15/32	13,820	14,139
CenterPoint Energy Resources Corp.:
4% 4/1/28	7,400	7,038
4.4% 7/1/32	2,000	1,867
5.25% 3/1/28	2,400	2,394
Dominion Gas Holdings LLC 2.5% 11/15/24	8,816	8,481
Piedmont Natural Gas Co., Inc. 3.5% 6/1/29	10,000	9,067
Southern California Gas Co.:
2.6% 6/15/26	10,509	9,803
6.35% 11/15/52	4,200	4,505
Southern Co. Gas Capital Corp. 3.95% 10/1/46	10,740	7,993
Southwest Gas Corp. 5.45% 3/23/28	6,606	6,587
Washington Gas Light Co. 3.796% 9/15/46	2,400	1,763
		75,197
Independent Power and Renewable Electricity Producers - 0.0%
Constellation Energy Generation, LLC:
3.25% 6/1/25	15,566	14,899
6.25% 10/1/39	2,000	2,025
Emera U.S. Finance LP:
3.55% 6/15/26	2,100	1,987
4.75% 6/15/46	4,138	3,239
		22,150
Multi-Utilities - 0.4%
Ameren Corp. 1.95% 3/15/27	8,995	8,086
Ameren Illinois Co.:
3.8% 5/15/28	1,500	1,429
4.5% 3/15/49	5,993	5,264
4.95% 6/1/33	4,600	4,505
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	7,944	7,307
3.7% 7/15/30	7,954	7,246
3.8% 7/15/48	7,944	5,865
4.25% 10/15/50	6,859	5,356
4.5% 2/1/45	5,282	4,434
5.15% 11/15/43	6,144	5,648
CenterPoint Energy, Inc. 3.7% 9/1/49	4,833	3,446
CMS Energy Corp. 4.875% 3/1/44	3,972	3,530
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	2,272	1,739
4.45% 3/15/44	6,356	5,415
4.5% 5/15/58	7,530	6,134
4.65% 12/1/48	8,317	7,152
5.2% 3/1/33	30,000	29,957
5.5% 12/1/39	1,986	1,915
Consumers Energy Co.:
2.65% 8/15/52	5,707	3,540
3.5% 8/1/51	2,900	2,138
Delmarva Power & Light Co. 4% 6/1/42	3,177	2,457
Dominion Energy, Inc.:
3.375% 4/1/30	20,308	17,907
3.9% 10/1/25	10,247	9,905
4.35% 8/15/32	2,000	1,849
4.9% 8/1/41	1,589	1,394
DTE Energy Co.:
2.85% 10/1/26	4,766	4,412
3.8% 3/15/27	10,732	10,091
4.22% 11/1/24	6,090	5,973
NiSource, Inc.:
0.95% 8/15/25	10,826	9,924
1.7% 2/15/31	12,856	9,930
3.49% 5/15/27	6,076	5,699
3.95% 3/30/48	7,944	6,077
4.375% 5/15/47	3,797	3,114
4.8% 2/15/44	4,369	3,816
Public Service Enterprise Group, Inc. 2.45% 11/15/31	5,100	4,102
Puget Energy, Inc.:
3.65% 5/15/25	6,411	6,154
4.1% 6/15/30	11,406	10,202
San Diego Gas & Electric Co.:
4.5% 8/15/40	795	705
5.35% 4/1/53	1,300	1,259
Sempra:
3.25% 6/15/27	4,846	4,479
3.8% 2/1/38	6,737	5,485
4% 2/1/48	17,508	13,398
6% 10/15/39	795	795
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.7387% 5/15/67 (c)(d)	3,359	2,939
		262,172
Water Utilities - 0.1%
American Water Capital Corp.:
2.8% 5/1/30	2,000	1,732
2.95% 9/1/27	4,833	4,450
3.45% 6/1/29	4,833	4,432
4.45% 6/1/32	12,000	11,388
6.593% 10/15/37	5,173	5,745
		27,747
TOTAL UTILITIES		1,380,012
TOTAL NONCONVERTIBLE BONDS (Cost $17,516,030)		15,514,771

U.S. Government and Government Agency Obligations - 43.2%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Government Agency Obligations - 0.8%
Fannie Mae:
0.375% 8/25/25	28,421	25,984
0.5% 6/17/25	31,957	29,528
0.625% 4/22/25	33,907	31,583
0.75% 10/8/27	16,844	14,572
0.875% 8/5/30	40,385	32,033
1.625% 10/15/24	17,834	17,139
1.75% 7/2/24	22,928	22,228
1.875% 9/24/26	10,605	9,801
2.125% 4/24/26	3,177	2,979
2.625% 9/6/24	3,177	3,091
6.625% 11/15/30	9,666	11,003
Federal Home Loan Bank:
0.375% 9/4/25	7,170	6,561
0.5% 4/14/25	44,410	41,346
1.5% 8/15/24	3,935	3,793
2.5% 2/13/24	3,955	3,902
3.25% 11/16/28	19,830	18,877
5.5% 7/15/36	13,190	14,509
Freddie Mac:
0.25% 12/4/23	42,351	41,737
0.375% 7/21/25	20,972	19,267
0.375% 9/23/25	23,695	21,620
6.25% 7/15/32	6,116	6,995
6.75% 3/15/31	20,653	23,793
Tennessee Valley Authority:
0.75% 5/15/25	27,394	25,440
4.25% 9/15/65	5,896	5,102
5.25% 9/15/39	15,887	16,331
5.375% 4/1/56	4,286	4,537
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		453,751
U.S. Treasury Obligations - 42.4%
U.S. Treasury Bonds:
1.125% 5/15/40	286,912	177,695
1.125% 8/15/40	46,741	28,697
1.25% 5/15/50	23,148	12,100
1.375% 11/15/40	168,518	107,581
1.375% 8/15/50	65,948	35,645
1.625% 11/15/50	165,229	95,575
1.75% 8/15/41	185,755	124,812
1.875% 2/15/41	60,554	42,024
1.875% 2/15/51	176,269	108,743
1.875% 11/15/51	107,574	66,099
2% 11/15/41	67,944	47,542
2% 2/15/50	17,590	11,264
2% 8/15/51	360,300	228,748
2.25% 5/15/41	172,934	127,424
2.25% 8/15/46	50,830	35,013
2.25% 8/15/49	15,290	10,401
2.25% 2/15/52	109,990	74,200
2.375% 2/15/42	48,988	36,420
2.375% 11/15/49	8,121	5,679
2.375% 5/15/51	217,870	151,428
2.5% 2/15/45	80,939	59,436
2.5% 2/15/46	111,548	81,099
2.5% 5/15/46	85,361	61,983
2.75% 11/15/42	1,066	836
2.75% 8/15/47	53,639	40,655
2.75% 11/15/47	27,659	20,943
2.875% 5/15/43	89,344	71,165
2.875% 8/15/45	92,594	72,451
2.875% 11/15/46	18,649	14,506
2.875% 5/15/52	167,800	130,261
3% 11/15/44	51,813	41,679
3% 5/15/45	119,853	96,042
3% 11/15/45	16,313	13,033
3% 2/15/47	10,813	8,596
3% 5/15/47	37,396	29,719
3% 2/15/48	36,450	28,934
3% 8/15/52	402,000	320,359
3.125% 2/15/43	23,007	19,110
3.125% 8/15/44	72,478	59,636
3.125% 5/15/48	10,277	8,347
3.25% 5/15/42	271,300	231,675
3.375% 8/15/42	273,700	237,510
3.375% 5/15/44	147,527	126,504
3.375% 11/15/48	4,631	3,936
3.625% 8/15/43	65,327	58,389
3.625% 2/15/44	41,523	37,040
3.625% 2/15/53	117,000	105,410
3.625% 5/15/53	145,500	131,223
3.75% 11/15/43	35,570	32,356
3.875% 8/15/40	17,791	16,888
3.875% 2/15/43	72,000	66,994
3.875% 5/15/43	125,100	116,318
4% 11/15/42	327,200	310,444
4% 11/15/52	340,100	328,157
4.125% 8/15/53	81,900	80,799
4.25% 5/15/39	6,384	6,402
4.25% 11/15/40	644	642
4.375% 2/15/38	20,955	21,453
4.375% 11/15/39	80	81
4.375% 5/15/40	6,355	6,432
4.375% 5/15/41	6,610	6,661
4.375% 8/15/43	61,000	60,838
4.5% 2/15/36	20,270	21,181
4.5% 5/15/38	5,410	5,601
4.5% 8/15/39	4,450	4,586
4.625% 2/15/40	8,282	8,650
4.75% 2/15/41	4,765	5,034
5.375% 2/15/31	42,474	45,754
6.25% 5/15/30	48,578	54,298
U.S. Treasury Notes:
0.25% 3/15/24	100	97
0.25% 5/31/25	51,361	47,329
0.25% 6/30/25 (e)	291,695	268,063
0.25% 7/31/25	236,802	216,924
0.25% 9/30/25	174,616	159,092
0.25% 10/31/25	181,873	165,114
0.375% 11/30/25	352,530	319,976
0.375% 12/31/25	242,294	219,541
0.375% 1/31/26	13	11
0.375% 7/31/27	251,927	215,929
0.375% 9/30/27	49,874	42,514
0.5% 11/30/23	15	15
0.5% 3/31/25	430,431	400,940
0.5% 2/28/26	136,549	123,289
0.5% 10/31/27	354,566	302,947
0.625% 10/15/24	176,807	167,891
0.625% 7/31/26	184,631	165,107
0.625% 11/30/27	37,166	31,850
0.625% 12/31/27	42,643	36,455
0.625% 5/15/30	387,412	307,342
0.625% 8/15/30	30,689	24,181
0.75% 12/31/23	71	70
0.75% 5/31/26	102,419	92,369
0.75% 8/31/26	301,288	269,735
0.875% 1/31/24	58,272	57,198
0.875% 6/30/26	74,538	67,379
0.875% 9/30/26	318,314	285,649
1% 12/15/24	90,927	86,200
1.125% 10/31/26	125,566	113,196
1.125% 2/28/27	163,063	145,789
1.125% 2/29/28	262,029	228,119
1.125% 8/31/28	64,238	55,212
1.25% 8/31/24	73,115	70,182
1.25% 11/30/26	60,243	54,409
1.25% 12/31/26	307,004	276,879
1.25% 5/31/28	78,201	68,074
1.25% 6/30/28	372,283	323,450
1.25% 8/15/31	366,124	295,645
1.375% 1/31/25	239,575	227,344
1.375% 8/31/26	46,589	42,505
1.375% 12/31/28	106,427	91,930
1.5% 9/30/24	66,647	63,991
1.5% 10/31/24	220,791	211,467
1.5% 11/30/24	94,437	90,205
1.5% 2/15/25	226,659	215,202
1.5% 8/15/26	104,698	95,967
1.5% 1/31/27	506,645	459,563
1.5% 11/30/28	41,895	36,493
1.5% 2/15/30	723,990	614,175
1.625% 2/15/26	0	0
1.625% 5/15/26	4,456	4,121
1.625% 11/30/26	45,785	41,861
1.625% 8/15/29	41,698	36,111
1.625% 5/15/31	30,670	25,690
1.75% 6/30/24	53,508	51,936
1.75% 7/31/24	100,586	97,301
1.75% 12/31/24	337,175	322,344
1.75% 3/15/25	8,800	8,368
1.75% 1/31/29	110,873	97,491
1.875% 6/30/26	21,678	20,161
1.875% 2/28/27	166,929	153,137
2% 4/30/24	46,461	45,436
2% 6/30/24	77,711	75,577
2% 2/15/25	2,888	2,762
2% 8/15/25	28,708	27,176
2% 11/15/26	37,465	34,684
2.125% 7/31/24	9,917	9,627
2.125% 9/30/24	71,372	68,969
2.125% 11/30/24	43,800	42,159
2.125% 5/15/25	46,354	44,190
2.25% 1/31/24	60,386	59,603
2.25% 10/31/24	106,387	102,771
2.25% 11/15/24	68,258	65,867
2.25% 12/31/24	32,384	31,166
2.25% 11/15/25	84,400	79,959
2.25% 2/15/27	34,601	32,175
2.25% 8/15/27	337,064	311,218
2.25% 11/15/27	240,949	221,569
2.375% 8/15/24	12,786	12,424
2.375% 5/15/29	20,544	18,608
2.5% 5/15/24	7,963	7,800
2.5% 1/31/25	27,780	26,780
2.5% 2/28/26	72,343	68,683
2.5% 3/31/27	5,000	4,685
2.625% 3/31/25	12,741	12,271
2.625% 12/31/25	106,891	101,976
2.625% 5/31/27	39,800	37,359
2.625% 2/15/29	56,726	52,223
2.625% 7/31/29	603,100	552,355
2.75% 2/28/25	16,729	16,165
2.75% 5/15/25	39,400	37,964
2.75% 6/30/25	16,411	15,788
2.75% 4/30/27	243,000	229,360
2.75% 7/31/27	362,200	340,963
2.75% 2/15/28	102,640	96,161
2.75% 5/31/29	32,300	29,837
2.75% 8/15/32	1,227,886	1,102,172
2.875% 4/30/25	53,661	51,831
2.875% 5/31/25	95,918	92,545
2.875% 6/15/25	44,500	42,923
2.875% 5/15/28	139,625	131,220
2.875% 8/15/28	150,635	141,232
2.875% 4/30/29	33,500	31,180
2.875% 5/15/32	42,500	38,624
3% 6/30/24	70,800	69,420
3% 7/15/25	461,100	445,358
3% 10/31/25	22,858	22,019
3.125% 8/15/25	250,700	242,542
3.125% 8/31/27	155,400	148,286
3.125% 11/15/28	19,870	18,814
3.125% 8/31/29	59,600	56,096
3.25% 8/31/24	42,800	41,916
3.25% 6/30/27	72,000	69,120
3.25% 6/30/29	36,500	34,615
3.375% 5/15/33	221,600	208,754
3.5% 9/15/25	178,800	174,148
3.5% 1/31/28	414,100	400,431
3.5% 4/30/28	312,800	302,327
3.5% 1/31/30	125,900	120,771
3.5% 2/15/33	341,600	325,321
3.625% 3/31/28	253,100	246,041
3.625% 5/31/28	199,900	194,418
3.625% 3/31/30	119,300	115,236
3.75% 4/15/26	177,400	173,568
3.75% 5/31/30	251,800	245,003
3.75% 6/30/30	41,700	40,573
3.875% 1/15/26	187,800	184,249
3.875% 11/30/27	166,800	163,738
3.875% 12/31/27	234,000	229,668
3.875% 9/30/29	73,200	71,733
3.875% 11/30/29	51,600	50,566
3.875% 12/31/29	36,600	35,864
3.875% 8/15/33	62,000	60,896
4% 12/15/25	333,700	328,303
4% 2/15/26	20,800	20,472
4% 2/29/28	111,400	110,029
4% 6/30/28	54,700	54,046
4% 10/31/29	138,800	136,940
4% 2/28/30	46,600	46,007
4% 7/31/30	35,300	34,881
4.125% 1/31/25	107,400	105,902
4.125% 6/15/26	66,900	66,126
4.125% 9/30/27	282,400	279,786
4.125% 10/31/27	396,200	392,501
4.125% 7/31/28 (e)	201,900	200,717
4.125% 8/31/30	71,700	71,398
4.25% 12/31/24	3,000	2,963
4.25% 5/31/25	197,600	195,184
4.25% 10/15/25	224,000	221,489
4.375% 8/31/28	155,800	156,762
4.5% 11/30/24	7,100	7,036
4.5% 11/15/25	200,500	199,278
4.625% 2/28/25	157,300	156,212
4.75% 7/31/25	74,800	74,598
TOTAL U.S. TREASURY OBLIGATIONS		25,448,819
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $28,522,957)		25,902,570

U.S. Government Agency - Mortgage Securities - 26.9%
	Principal Amount (a) (000s)	Value ($) (000s)
Fannie Mae - 11.3%
12 month U.S. LIBOR + 1.510% 4.286% 11/1/34 (c)(d)	1,424	1,435
12 month U.S. LIBOR + 1.640% 4.533% 4/1/41 (c)(d)	347	349
12 month U.S. LIBOR + 1.880% 4.478% 11/1/34 (c)(d)	110	112
1.5% 8/1/31 to 4/1/52	456,045	366,875
2% 10/1/26 to 2/1/52	2,317,651	1,896,502
2.5% 7/1/26 to 7/1/52 (f)	1,513,068	1,279,907
3% 3/1/26 to 10/1/52	1,190,202	1,052,272
3.5% 6/1/25 to 4/1/53	772,734	704,042
4% 5/1/24 to 5/1/53	693,003	647,564
4% 11/1/41	6	6
4.5% to 4.5% 9/1/23 to 3/1/53	283,558	271,700
5% 11/1/23 to 4/1/53	308,544	300,780
5.5% 12/1/23 to 8/1/53	116,707	116,069
6% to 6% 11/1/32 to 8/1/53	109,769	110,367
6.5% 7/1/24 to 7/1/53	31,845	32,421
TOTAL FANNIE MAE		6,780,401
Freddie Mac - 8.9%
12 month U.S. LIBOR + 1.940% 5.879% 9/1/37 (c)(d)	125	127
U.S. TREASURY 1 YEAR INDEX + 1.710% 3.941% 3/1/36 (c)(d)	1,094	1,091
U.S. TREASURY 1 YEAR INDEX + 2.230% 4.479% 12/1/35 (c)(d)	463	469
U.S. TREASURY 1 YEAR INDEX + 2.250% 4.457% 3/1/35 (c)(d)	232	234
1.5% 7/1/35 to 4/1/52	510,753	409,550
2% 5/1/33 to 4/1/52	1,863,699	1,510,414
2% 9/1/35	7,255	6,396
2% 10/1/35	47,255	41,657
2.5% 2/1/27 to 6/1/52	1,551,776	1,302,726
3% 10/1/26 to 3/1/53	594,034	522,314
3% 8/1/47	156	137
3.5% 9/1/25 to 3/1/53	465,098	422,721
3.5% 8/1/47	151	137
3.5% 9/1/47	98	89
3.5% 9/1/47	6,866	6,273
3.5% 10/1/48	289	262
4% 9/1/24 to 3/1/53	278,837	261,568
4.5% 6/1/25 to 4/1/53 (f)	293,634	280,268
5% 10/1/26 to 4/1/53	193,786	188,618
5.5% 4/1/27 to 8/1/53 (f)	279,674	276,667
6% 4/1/32 to 8/1/53	89,351	89,683
6.5% 8/1/36 to 8/1/53	36,451	37,020
TOTAL FREDDIE MAC		5,358,421
Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 12/1/31	38	35
2.5% 12/1/31	3	3
2.5% 1/1/32	27	25
2.5% 2/1/32	50	46
TOTAL FREDDIE MAC MULTI-FAMILY STRUCTURED PASS-THRU CERTIFICATES		109
Ginnie Mae - 5.9%
3.5% 10/15/40 to 11/20/52	493,618	453,557
4% 1/15/25 to 2/20/53	328,682	308,969
5% 1/20/39 to 7/20/53	206,359	201,523
1.5% 10/20/43 to 3/20/52	10,988	8,635
2% 10/20/50 to 8/20/52	800,501	661,890
2% 9/1/53 (g)	9,150	7,549
2% 9/1/53 (g)	12,200	10,065
2% 9/1/53 (g)	2,150	1,774
2% 9/1/53 (g)	10,950	9,034
2% 9/1/53 (g)	17,450	14,396
2% 9/1/53 (g)	15,900	13,118
2% 10/1/53 (g)	2,400	1,982
2% 10/1/53 (g)	29,150	24,074
2.5% 10/20/42 to 6/20/52	845,312	722,036
2.5% 9/1/53 (g)	11,500	9,788
2.5% 9/1/53 (g)	11,500	9,788
2.5% 9/1/53 (g)	11,900	10,129
2.5% 9/1/53 (g)	9,250	7,873
2.5% 9/1/53 (g)	6,350	5,405
2.5% 10/1/53 (g)	5,550	4,729
3% 4/15/42 to 7/20/52	650,389	576,878
3.5% 9/1/53 (g)	3,200	2,905
3.5% 9/1/53 (g)	950	863
3.5% 9/1/53 (g)	2,550	2,315
3.5% 9/1/53 (g)	1,900	1,725
3.5% 9/1/53 (g)	2,000	1,816
3.5% 9/1/53 (g)	2,000	1,816
3.5% 10/1/53 (g)	1,650	1,498
4.5% to 4.5% 3/20/33 to 7/20/53	253,550	243,093
5.5% 10/20/32 to 6/20/53	116,772	115,827
6% to 6% 5/20/34 to 12/20/52	54,410	54,648
6.5% 8/20/36 to 7/20/53	34,365	34,843
TOTAL GINNIE MAE		3,524,541
Uniform Mortgage Backed Securities - 0.8%
2% 9/1/53 (g)	57,400	45,694
2% 9/1/53 (g)	38,600	30,728
2% 9/1/53 (g)	95,800	76,263
2% 9/1/53 (g)	9,250	7,364
2% 9/1/53 (g)	47,850	38,092
2% 9/1/53 (g)	33,750	26,867
2% 9/1/53 (g)	27,600	21,971
2% 9/1/53 (g)	14,650	11,662
2% 9/1/53 (g)	10,450	8,319
2% 9/1/53 (g)	39,200	31,206
2% 10/1/53 (g)	83,500	66,566
2% 10/1/53 (g)	33,400	26,626
2% 10/1/53 (g)	33,400	26,626
2% 10/1/53 (g)	50,100	39,940
2.5% 9/1/53 (g)	9,000	7,459
2.5% 9/1/53 (g)	8,800	7,293
4.5% 9/1/53 (g)	21,300	20,198
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		492,874
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $18,513,223)		16,156,346

Asset-Backed Securities - 0.3%
	Principal Amount (a) (000s)	Value ($) (000s)
Capital One Multi-Asset Execution Trust:
Series 2019-A3 Class A3, 2.06% 8/15/28	8,197	7,525
1.39% 7/15/30	13,710	11,611
Capital One Prime Auto Receivables Series 2023-1 Class A3, 4.87% 2/15/28	5,000	4,952
CarMax Auto Owner Trust:
Series 2021-1 Class A3, 0.34% 12/15/25	11,646	11,352
Series 2022-3 Class A2A, 3.97% 4/15/27	25,810	25,207
Carmax Auto Owner Trust Series 2023 2 Class A3, 5.05% 1/18/28	20,000	19,856
Citibank Credit Card Issuance Trust:
Series 2007-A3 Class A3, 6.15% 6/15/39	4,935	5,312
Series 2013-A9 Class A9, 3.72% 9/8/25	3,713	3,711
Series 2018-A7 Class A7, 3.96% 10/13/30	12,808	12,246
Discover Card Execution Note Trust Series 2017-A4 Class A4, 2.53% 10/15/26	1,544	1,513
Ford Credit Auto Owner Trust Series 2023-A Class A3, 4.65% 2/15/28	13,597	13,393
GM Financial Consumer Automobile Re Series 2023 2 Class A3, 4.47% 2/16/28	20,000	19,662
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	7,485	7,307
Hyundai Auto Receivables Trust:
Series 2022-C Class A3, 5.39% 6/15/27	11,952	11,930
Series 2023 A Class A3, 4.58% 4/15/27	20,000	19,746
3.72% 11/16/26	17,422	16,995
TOTAL ASSET-BACKED SECURITIES (Cost $199,230)		192,318

Commercial Mortgage Securities - 1.7%
	Principal Amount (a) (000s)	Value ($) (000s)
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	13,316	12,720
Series 2020-BN25 Class A5, 2.649% 1/15/63	13,398	11,285
Series 2020-BN28 Class A4, 1.844% 3/15/63	33,272	26,264
Series 2021-BN35 Class A5, 2.285% 6/15/64	16,433	13,095
Series 2022-BNK39 Class A4, 2.928% 2/15/55	6,000	4,983
Series 2022-BNK41 Class A4, 3.7901% 4/15/65 (c)	27,916	24,770
Series 2023-BNK45 Class A5, 5.203% 2/15/56 (c)	5,000	4,899
BBCMS Mortgage Trust sequential payer:
Series 2021-C11 Class A5, 2.322% 9/15/54	20,928	16,722
Series 2021-C9 Class A5, 2.299% 2/15/54	7,000	5,653
Benchmark 2023-B39 C Mtg Trust sequential payer Series 2023-B39 Class A5, 5.7536% 7/15/56	3,500	3,573
Benchmark Mortgage Trust:
sequential payer:
Series 2020-B19 Class A5, 1.85% 9/15/53	13,581	10,366
Series 2021-B24 Class A5, 2.5843% 3/15/54	20,299	16,083
Series 2019-B12 Class A5, 3.1156% 8/15/52	21,039	18,335
Series 2019-B9 Class A5, 4.0156% 3/15/52	18,628	16,874
BMO Mortgage Trust sequential payer Series 2022-C1 Class A5, 3.374% 2/15/55	9,440	8,106
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	23,932	23,126
Series 2015-GC29 Class A4, 3.192% 4/10/48	9,038	8,596
Series 2015-P1 Class A5, 3.717% 9/15/48	4,659	4,448
Series 2016-C1 Class A4, 3.209% 5/10/49	14,743	13,747
Series 2016-P4 Class A4, 2.902% 7/10/49	17,079	15,658
COMM Mortgage Trust Series 2015-CR22 Class A5, 3.309% 3/10/48	15,430	14,737
CSAIL Commercial Mortgage Trust sequential payer:
Series 2015-C3 Class A4, 3.7182% 8/15/48	9,981	9,514
Series 2019-C17:
Class A4, 2.7628% 9/15/52	14,978	12,665
Class A5, 3.0161% 9/15/52	14,978	12,887
Freddie Mac:
sequential payer:
Series 2016-K057 Class A2, 2.57% 7/25/26	12,674	11,869
Series 2020-K104 Class A2, 2.253% 1/25/30	59,506	51,381
Series 2020-K116 Class A2, 1.378% 7/25/30	50,584	40,534
Series 2020-K117 Class A2, 1.406% 8/25/30	25,809	20,658
Series 2020-K118 Class A2, 1.493% 9/25/30	12,257	9,853
Series 2020-K121 Class A2, 1.547% 10/25/30	17,206	13,834
Series 2021-K125 Class A2, 1.846% 1/25/31	6,670	5,452
Series 2021-K126 Class A2, 2.074% 1/25/31	9,492	7,891
Series 2021-K130 Class A2, 1.723% 6/25/31	8,168	6,558
Series 2021-K136 Class A2, 2.127% 11/25/31	22,339	18,304
Series 2022-151 Class A2:
3.78% 11/25/32	30,500	28,165
3.8% 10/25/32	4,000	3,703
Series 2022-K145 Class A2, 2.58% 5/25/32	6,900	5,810
Series 2023-154 Class A2, 4.35% 1/25/33	15,000	14,477
Series 2023-157 Class A2, 4.2% 5/25/33	10,300	9,823
Series 2023-K-153 Class A2, 3.82% 12/25/32	15,000	13,891
Series 2023-K751 Class A2, 4.412% 3/25/30	12,675	12,364
Series K080 Class A2, 3.926% 7/25/28	13,178	12,668
Series 2017-K064 Class A2, 3.224% 3/25/27	13,702	12,940
Series 2017-K068 Class A2, 3.244% 8/25/27	18,911	17,771
Series 2017-K727 Class A2, 2.946% 7/25/24	18,041	17,647
Series 2018-K730 Class A2, 3.59% 1/25/25	29,360	28,612
Series 2019-K094 Class A2, 2.903% 6/25/29	40,856	37,035
Series 2019-K1510 Class A2, 3.718% 1/25/31	11,797	10,952
Series 2021-K123 Class A2, 1.621% 12/25/30	22,648	18,259
Series K036 Class A2, 3.527% 10/25/23	3,312	3,298
Series K046 Class A2, 3.205% 3/25/25	26,452	25,566
Series K047 Class A2, 3.329% 5/25/25	3,066	2,965
Series K053 Class A2, 2.995% 12/25/25	5,649	5,387
Series K056 Class A2, 2.525% 5/25/26	16,483	15,444
Series K062 Class A1, 3.032% 9/25/26	6,352	6,148
Series K079 Class A2, 3.926% 6/25/28	6,181	5,941
GS Mortgage Securities Trust sequential payer:
Series 2014-GC26 Class A4, 3.364% 11/10/47	11,402	11,057
Series 2020-GC45 Class A5, 2.9106% 2/13/53	36,094	31,044
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2014-C21 Class A5, 3.7748% 8/15/47	26,809	26,185
Series 2014-C23 Class A5, 3.9342% 9/15/47	7,586	7,368
Series 2014-C24 Class A5, 3.6385% 11/15/47	20,704	19,916
Series 2015-C29 Class A4, 3.6108% 5/15/48	7,149	6,779
Morgan Stanley BAML Trust Series 2015-C20 Class A4, 3.249% 2/15/48	11,696	11,211
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	14,132	11,845
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	25,720	22,115
Series 2019-C54 Class A4, 3.146% 12/15/52	1,837	1,593
Series 2018-C48 Class A5, 4.302% 1/15/52	15,529	14,554
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class A5, 2.725% 2/15/53	12,719	10,752
WF-RBS Commercial Mortgage Trust Series 2014-C25 Class A5, 3.631% 11/15/47	11,478	11,054
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,123,411)		989,779

Municipal Securities - 0.4%
	Principal Amount (a) (000s)	Value ($) (000s)
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	7,725	10,263
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	3,750	4,301
Series 2010 S1, 7.043% 4/1/50	5,635	6,961
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	19,660	24,258
Series 2010, 7.6% 11/1/40	10,305	12,813
Series 2018, 3.5% 4/1/28	10,235	9,680
California State Univ. Rev. Series 2021 B, 2.719% 11/1/52	6,750	4,519
Chicago O'Hare Int'l. Arpt. Rev. Series 2010 B, 6.395% 1/1/40	7,250	8,096
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	6,095	5,452
Dallas Area Rapid Transit Sales Tax Rev. Series 2021 A, 2.613% 12/1/48	12,565	8,487
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2019 A, 3.144% 11/1/45	1,850	1,389
Series 2021 C, 2.843% 11/1/46	11,600	8,296
Series 2022 A, 4.507% 11/1/51	4,485	4,016
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B:
2.746% 6/1/34	5,025	4,051
3.293% 6/1/42	2,435	1,796
Idaho Energy Resources Auth. Series 2021, 2.861% 9/1/46	2,955	2,074
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	21,745	21,099
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	6,035	5,810
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	7,505	9,126
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	3,630	3,951
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	3,750	2,930
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2021 C, 2.823% 8/1/41	4,445	3,370
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2021 A, 3.225% 9/1/47	6,815	5,066
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	967	1,035
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	3,734	4,576
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	7,170	7,825
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	8,520	8,719
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	4,895	5,281
New York State Dorm. Auth. Series 2021 C, 2.202% 3/15/34	16,190	12,743
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	4,115	3,919
Series 2010 164, 5.647% 11/1/40	4,135	4,326
Series 225, 3.175% 7/15/60	18,365	12,055
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	4,495	3,652
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	5,015	5,271
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	8,986	9,148
Univ. of California Regents Med. Ctr. Pool Rev. Series N:
3.006% 5/15/50	10,465	7,123
3.256% 5/15/60	10,635	7,163
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	795	835
Series 2015 AP, 3.931% 5/15/45	2,970	2,674
Univ. of Virginia Gen. Rev.:
(Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/2117	3,775	2,918
Series 2021 B, 2.584% 11/1/51	1,885	1,233
TOTAL MUNICIPAL SECURITIES (Cost $323,061)		268,300

Foreign Government and Government Agency Obligations - 1.2%
	Principal Amount (a) (000s)	Value ($) (000s)
Alberta Province:
1% 5/20/25	28,032	26,129
3.3% 3/15/28	7,930	7,499
British Columbia Province:
2.25% 6/2/26	18,944	17,730
4.2% 7/6/33	7,700	7,503
Chilean Republic:
2.55% 7/27/33	24,746	19,854
3.125% 1/21/26	1,000	955
3.24% 2/6/28	9,215	8,597
3.625% 10/30/42	10,385	8,046
3.86% 6/21/47	4,931	3,884
4.95% 1/5/36	9,000	8,669
5.33% 1/5/54	8,800	8,479
Export Development Canada 2.625% 2/21/24	9,260	9,141
Hungarian Republic:
5.75% 11/22/23	2,498	2,494
7.625% 3/29/41	5,792	6,394
Indonesian Republic:
2.85% 2/14/30	27,839	24,418
3.4% 9/18/29	12,400	11,239
3.5% 2/14/50	21,266	15,685
5.35% 2/11/49	13,600	13,320
Israeli State:
3.25% 1/17/28	11,430	10,617
3.375% 1/15/50	23,561	16,645
Italian Republic:
2.375% 10/17/24	5,000	4,803
2.875% 10/17/29	21,266	18,493
3.875% 5/6/51	3,300	2,308
4% 10/17/49	9,200	6,744
Jordanian Kingdom 3% 6/30/25	2,059	1,963
Manitoba Province 3.05% 5/14/24	1,192	1,174
Ontario Province:
0.625% 1/21/26	2,030	1,836
1.125% 10/7/30	19,052	15,109
2.3% 6/15/26	11,337	10,615
2.5% 4/27/26	3,972	3,743
3.05% 1/29/24	9,260	9,171
Panamanian Republic:
3.16% 1/23/30	14,972	13,030
3.75% 3/16/25	3,260	3,159
4.3% 4/29/53	4,663	3,354
4.5% 4/16/50	10,235	7,638
4.5% 4/1/56	15,853	11,459
6.4% 2/14/35	16,340	16,760
Peruvian Republic:
1.862% 12/1/32	19,951	15,048
2.392% 1/23/26	3,867	3,625
2.78% 12/1/60	3,287	1,925
2.844% 6/20/30	12,979	11,241
3.55% 3/10/51	14,983	10,769
4.125% 8/25/27	11,485	11,101
6.55% 3/14/37	2,443	2,658
7.35% 7/21/25	3,867	4,007
Philippine Republic:
1.648% 6/10/31	14,500	11,394
2.65% 12/10/45	18,269	11,827
3% 2/1/28	15,092	13,886
3.95% 1/20/40	12,692	10,695
5.17% 10/13/27	6,800	6,829
6.375% 10/23/34	25,842	28,284
Polish Government:
3.25% 4/6/26	5,243	5,010
5.5% 4/4/53	8,010	7,781
Quebec Province:
1.5% 2/11/25	22,909	21,698
2.5% 4/20/26	9,329	8,795
2.75% 4/12/27	10,154	9,503
2.875% 10/16/24	1,648	1,601
4.5% 9/8/33	7,800	7,770
United Mexican States:
3.25% 4/16/30	10,605	9,389
3.5% 2/12/34	32,290	26,770
4.28% 8/14/41	34,799	28,062
4.35% 1/15/47	11,447	8,897
4.5% 1/31/50	7,346	5,834
4.6% 1/23/46	4,766	3,845
4.6% 2/10/48	13,941	11,177
4.75% 3/8/44	15,804	13,255
5.55% 1/21/45	3,111	2,893
6.05% 1/11/40	3,812	3,803
6.35% 2/9/35	18,700	19,346
Uruguay Republic:
4.125% 11/20/45	3,773	3,331
4.375% 10/27/27	967	963
4.375% 1/23/31	12,587	12,384
4.975% 4/20/55	16,419	15,504
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $856,877)		729,557

Supranational Obligations - 0.8%
	Principal Amount (a) (000s)	Value ($) (000s)
African Development Bank 0.875% 7/22/26	12,141	10,895
Asian Development Bank:
0.375% 9/3/25	31,972	29,234
0.5% 2/4/26	17,689	15,987
0.75% 10/8/30	15,466	12,104
1.5% 10/18/24	17,883	17,141
2% 4/24/26	5,004	4,671
2.5% 11/2/27	5,321	4,934
2.625% 1/30/24	11,946	11,807
2.625% 1/12/27	5,164	4,856
2.75% 1/19/28	29,894	27,914
European Investment Bank:
0.75% 9/23/30	22,088	17,408
0.875% 5/17/30	5,299	4,254
1.25% 2/14/31	9,586	7,774
1.875% 2/10/25	2,383	2,275
2.25% 6/24/24	17,965	17,509
2.375% 5/24/27	3,177	2,948
2.5% 10/15/24	4,548	4,408
3.125% 12/14/23	10,963	10,891
3.25% 1/29/24	1,589	1,575
Inter-American Development Bank:
0.625% 7/15/25	17,588	16,240
0.875% 4/20/26	40,212	36,442
1.75% 3/14/25	14,635	13,908
2% 6/2/26	3,177	2,957
2.125% 1/15/25	1,454	1,395
2.25% 6/18/29	15,187	13,542
2.375% 7/7/27	5,346	4,956
3% 10/4/23	2,840	2,834
4.375% 1/24/44	6,926	6,607
International Bank for Reconstruction & Development:
0.375% 7/28/25	20,783	19,075
0.5% 10/28/25	26,222	23,920
0.75% 8/26/30	13,146	10,325
0.875% 5/14/30	16,078	12,851
1.25% 2/10/31	14,403	11,627
1.5% 8/28/24	15,743	15,161
1.625% 1/15/25	14,127	13,464
1.875% 10/27/26	3,781	3,481
2.5% 3/19/24	3,019	2,970
2.5% 11/25/24	4,528	4,378
2.5% 7/29/25	3,010	2,877
2.5% 3/29/32	28,960	25,396
4% 7/25/30	26,650	26,071
International Finance Corp. 0.75% 8/27/30	8,767	6,883
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $538,759)		485,945

Bank Notes - 0.1%
	Principal Amount (a) (000s)	Value ($) (000s)
Bank of America NA 6% 10/15/36	4,075	4,279
Citibank NA 3.65% 1/23/24	19,859	19,706
Citizens Bank NA:
2.25% 4/28/25	10,391	9,641
3.75% 2/18/26	10,723	9,980
Discover Bank 3.45% 7/27/26	10,127	9,273
KeyBank NA:
3.9% 4/13/29	1,400	1,150
4.9% 8/8/32	2,000	1,648
Truist Bank:
2.636% 9/17/29 (c)	9,000	8,373
3.3% 5/15/26	6,037	5,609
3.8% 10/30/26	2,573	2,377
Wells Fargo Bank NA 5.45% 8/7/26	5,000	5,016
TOTAL BANK NOTES (Cost $81,025)		77,052

Money Market Funds - 0.8%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.43% (h)	113,077,178	113,100
Fidelity Securities Lending Cash Central Fund 5.44% (h)(i)	379,109,150	379,147
TOTAL MONEY MARKET FUNDS (Cost $492,247)		492,247

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $68,166,820)	60,808,885
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(794,825)
NET ASSETS - 100.0%	60,014,060

TBA Sale Commitments
	Principal Amount (a) (000s)	Value ($) (000s)
Ginnie Mae
2% 9/1/53	(2,400)	(1,980)
2% 9/1/53	(29,150)	(24,049)
2.5% 9/1/53	(5,550)	(4,724)
3.5% 9/1/53	(1,650)	(1,498)

TOTAL GINNIE MAE		(32,251)

Uniform Mortgage Backed Securities
2% 9/1/53	(83,500)	(66,471)
2% 9/1/53	(33,400)	(26,589)
2% 9/1/53	(33,400)	(26,589)
2% 9/1/53	(39,200)	(31,206)
2% 9/1/53	(50,100)	(39,881)
3.5% 9/1/53	(42,100)	(37,619)
4% 9/1/53	(13,950)	(12,878)
5.5% 9/1/53	(8,150)	(8,051)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(249,284)

TOTAL TBA SALE COMMITMENTS (Proceeds $278,132)		(281,535)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $76,417,000 or 0.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security is on loan at period end.
(f)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $5,898,000.

(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	292,425	7,634,719	7,814,044	8,376	-	-	113,100	0.3%
Fidelity Securities Lending Cash Central Fund 5.44%	343,250	7,156,993	7,121,096	1,034	-	-	379,147	1.4%
Total	635,675	14,791,712	14,935,140	9,410	-	-	492,247

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	15,514,771	-	15,514,771	-

U.S. Government and Government Agency Obligations	25,902,570	-	25,902,570	-

U.S. Government Agency - Mortgage Securities	16,156,346	-	16,156,346	-

Asset-Backed Securities	192,318	-	192,318	-

Commercial Mortgage Securities	989,779	-	989,779	-

Municipal Securities	268,300	-	268,300	-

Foreign Government and Government Agency Obligations	729,557	-	729,557	-

Supranational Obligations	485,945	-	485,945	-

Bank Notes	77,052	-	77,052	-

Money Market Funds	492,247	492,247	-	-
Total Investments in Securities:	60,808,885	492,247	60,316,638	-
Other Financial Instruments:

TBA Sale Commitments	(281,535)	-	(281,535)	-
Total Other Financial Instruments:	(281,535)	-	(281,535)	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amount)		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $371,335) - See accompanying schedule:
Unaffiliated issuers (cost $67,674,573)	$60,316,638
Fidelity Central Funds (cost $492,247)	492,247

Total Investment in Securities (cost $68,166,820)		$60,808,885
Receivable for investments sold		401,053
Receivable for TBA sale commitments		278,132
Receivable for fund shares sold		53,564
Interest receivable		361,486
Distributions receivable from Fidelity Central Funds		681
Other receivables		574
Total assets		61,904,375
Liabilities
Payable for investments purchased
Regular delivery	$485,527
Delayed delivery	638,802
TBA sale commitments, at value	281,535
Payable for fund shares redeemed	93,618
Distributions payable	9,870
Accrued management fee	1,243
Other payables and accrued expenses	573
Collateral on securities loaned	379,147
Total Liabilities		1,890,315
Net Assets		$60,014,060
Net Assets consist of:
Paid in capital		$68,144,438
Total accumulated earnings (loss)		(8,130,378)
Net Assets		$60,014,060
Net Asset Value, offering price and redemption price per share ($60,014,060 ÷ 5,920,311 shares)		$10.14

Statement of Operations
Amounts in thousands		Year ended August 31, 2023
Investment Income
Interest		$1,713,457
Income from Fidelity Central Funds (including $1,034 from security lending)		9,410
Total Income		1,722,867
Expenses
Management fee	$14,195
Independent trustees' fees and expenses	205
Total expenses before reductions	14,400
Expense reductions	(16)
Total expenses after reductions		14,384
Net Investment income (loss)		1,708,483
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(504,134)
Total net realized gain (loss)		(504,134)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(1,867,602)
TBA Sale commitments	(6,851)
Total change in net unrealized appreciation (depreciation)		(1,874,453)
Net gain (loss)		(2,378,587)
Net increase (decrease) in net assets resulting from operations		$(670,104)
Statement of Changes in Net Assets

Amount in thousands	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,708,483	$1,185,438
Net realized gain (loss)	(504,134)	(472,301)
Change in net unrealized appreciation (depreciation)	(1,874,453)	(7,735,016)
Net increase (decrease) in net assets resulting from operations	(670,104)	(7,021,879)
Distributions to shareholders	(1,612,062)	(1,305,021)

Share transactions
Proceeds from sales of shares	20,874,738	25,027,315
Reinvestment of distributions	1,509,540	1,228,470
Cost of shares redeemed	(15,664,583)	(22,196,653)

Net increase (decrease) in net assets resulting from share transactions	6,719,695	4,059,132
Total increase (decrease) in net assets	4,437,529	(4,267,768)

Net Assets
Beginning of period	55,576,531	59,844,299
End of period	$60,014,060	$55,576,531

Other Information
Shares
Sold	2,035,365	2,219,444
Issued in reinvestment of distributions	147,271	107,973
Redeemed	(1,527,862)	(1,966,022)
Net increase (decrease)	654,774	361,395

Financial Highlights
Fidelity® U.S. Bond Index Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.55	$12.20	$12.57	$12.08	$11.26
Income from Investment Operations
Net investment income (loss) A,B	.304	.236	.222	.291	.328
Net realized and unrealized gain (loss)	(.427)	(1.626)	(.245)	.481	.813
Total from investment operations	(.123)	(1.390)	(.023)	.772	1.141
Distributions from net investment income	(.287)	(.230)	(.224)	(.282)	(.321)
Distributions from net realized gain	-	(.030)	(.123)	-	-
Total distributions	(.287)	(.260)	(.347)	(.282)	(.321)
Net asset value, end of period	$10.14	$10.55	$12.20	$12.57	$12.08
Total Return C	(1.16)%	(11.52)%	(.17)%	6.48%	10.33%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.02%	.02% F	.03%	.03%	.03%
Expenses net of fee waivers, if any	.02%	.02% F	.03%	.03%	.03%
Expenses net of all reductions	.02%	.02% F	.02%	.03%	.03%
Net investment income (loss)	2.97%	2.08%	1.81%	2.38%	2.87%
Supplemental Data
Net assets, end of period (in millions)	$60,014	$55,577	$59,844	$55,526	$44,339
Portfolio turnover rate G	34%	50% H	76%	59% H	35% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FThe size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.   Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity U.S. Bond Index Fund	$573

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$46,387
Gross unrealized depreciation	(7,306,343)
Net unrealized appreciation (depreciation)	$(7,259,956)
Tax Cost	$68,065,438

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(841,332)
Net unrealized appreciation (depreciation) on securities and other investments	$(7,259,956)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(433,529)
Long-term	(407,803)
Total capital loss carryforward	$(841,332)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$1,612,062	$1,157,261
Long-term Capital Gains	-	147,760
Total	$1,612,062	$1,305,021

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Bond Index Fund	11,232,078	9,194,231
5. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .025% of the Fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Under the expense contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, as necessary so that the total expenses do not exceed .025% of average net assets. This expense contract will remain in place through October 31, 2024.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity U.S. Bond Index Fund	170,078	(109,302)	1,852,154

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity U.S. Bond Index Fund	33

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity U.S. Bond Index Fund	$114	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $16.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® U.S. Bond Index Fund	.02%
Actual		$ 1,000	$ 1,009.70	$ .10
Hypothetical-B		$ 1,000	$ 1,025.10	$ .10

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 35.51% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,248,150,774 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $1,592,669,343 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.925929.112
UII-UDV-ANN-1023
Fidelity® Sustainable Core Plus Bond Fund

Annual Report
August 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Life of Fund A
Class A (incl. 4.00% sales charge)	-4.67%	-6.31%
Class M (incl. 4.00% sales charge)	-4.65%	-6.30%
Class C (incl. contingent deferred sales charge)	-2.37%	-4.20%
Fidelity® Sustainable Core Plus Bond Fund	-0.47%	-3.29%
Class I	-0.43%	-3.25%
Class Z	-0.38%	-3.21%

A   From April 13, 2022
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainable Core Plus Bond Fund, a class of the fund, on April 13, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Lead Portfolio Managers Celso Muñoz and Ford O'Neil:
For the fiscal year ending August 31, 2023, the fund's retail and advisor share classes (excluding sales charges, if applicable) posted returns ranging roughly from 0% to -1%, net of fees, versus -1.19% for the benchmark, the Bloomberg U.S. Aggregate Bond Index. Exposure to the high-yield and global bonds segments, both of which bested the benchmark, boosted the fund's relative performance. An overweight to corporate credit, another outperforming segment, helped as well, as did an underweight to mortgage-backed securities, a segment which trailed the benchmark. Duration positioning also added notable value. The fund had a shorter duration (less interest rate sensitivity), which was beneficial given the steep rise in rates the past 12 months. An overweight in asset-backed securities, including collateralized loan obligations and loans backed by airline leases, provided another performance advantage. In contrast, an underweight in the industrials segment detracted from the fund's performance versus the benchmark. Holdings in real estate investment trusts, including Hudson Pacific Properties, also crimped the relative result.
Note to shareholders: Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries and may affect the fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures - 1.2%
Forward foreign currency contracts - (3.3)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Corporate Bonds - 36.5%
		Principal Amount (a)	Value ($)
Convertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
DISH Network Corp.:
2.375% 3/15/24		5,000	4,725
3.375% 8/15/26		32,000	19,360
			24,085
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
Wayfair LLC 0.625% 10/1/25		3,000	2,603

INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MicroStrategy, Inc. 0% 2/15/27		5,000	3,444

REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Redfin Corp. 0.5% 4/1/27		16,000	10,160

TOTAL CONVERTIBLE BONDS			40,292
Nonconvertible Bonds - 36.4%
COMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 1.2%
Altice France SA 5.125% 7/15/29 (b)		10,000	7,069
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		10,000	9,200
Frontier Communications Holdings LLC 8.75% 5/15/30 (b)		10,000	9,719
Level 3 Financing, Inc. 3.75% 7/15/29 (b)		26,000	15,509
TELUS Corp. 3.4% 5/13/32		130,000	109,463
Verizon Communications, Inc. 5.05% 5/9/33		250,000	242,580
Virgin Media Finance PLC 5% 7/15/30 (b)		8,000	6,490
Zayo Group Holdings, Inc. 6.125% 3/1/28 (b)		4,000	2,600
			402,630
Entertainment - 0.4%
The Walt Disney Co. 2.65% 1/13/31		140,000	119,937

Media - 1.1%
Altice Financing SA 5.75% 8/15/29 (b)		29,000	22,973
Altice France Holding SA 6% 2/15/28 (b)		12,000	5,250
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 1/15/34(b)		25,000	19,145
4.75% 3/1/30(b)		6,000	5,159
4.75% 2/1/32(b)		22,000	18,205
Clear Channel Outdoor Holdings, Inc.:
5.125% 8/15/27(b)		2,000	1,791
7.5% 6/1/29(b)		2,000	1,491
9% 9/15/28(b)		5,000	5,025
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (b)		10,000	8,862
DISH DBS Corp. 5.75% 12/1/28 (b)		2,000	1,553
DISH Network Corp. 11.75% 11/15/27 (b)		6,000	6,088
Magallanes, Inc.:
4.279% 3/15/32		135,000	119,129
5.141% 3/15/52		141,000	112,392
Mcgraw-Hill Education, Inc. 8% 8/1/29 (b)		7,000	6,232
Univision Communications, Inc.:
5.125% 2/15/25(b)		12,000	11,835
7.375% 6/30/30(b)		7,000	6,775
8% 8/15/28(b)		5,000	4,997
			356,902
Wireless Telecommunication Services - 0.3%
Millicom International Cellular SA 4.5% 4/27/31 (b)		13,000	10,209
Rogers Communications, Inc.:
3.2% 3/15/27		60,000	55,465
4.55% 3/15/52		70,000	54,240
			119,914
TOTAL COMMUNICATION SERVICES			999,383

CONSUMER DISCRETIONARY - 3.2%
Automobile Components - 0.1%
Hertz Corp. 4.625% 12/1/26 (b)		12,000	10,865
Macquarie AirFinance Holdings 8.375% 5/1/28 (b)		5,000	5,105
Patrick Industries, Inc. 4.75% 5/1/29 (b)		12,000	10,260
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (b)		3,000	1,913
			28,143
Automobiles - 0.2%
General Motors Co. 5.4% 10/15/29		40,000	38,671
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.9311% 10/15/26 (b)(c)(d)		18,000	17,940
			56,611
Broadline Retail - 0.0%
Macy's Retail Holdings LLC 5.875% 4/1/29 (b)		4,000	3,616
Nordstrom, Inc. 4.375% 4/1/30		8,000	6,392
			10,008
Diversified Consumer Services - 0.1%
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)		11,000	10,662
Sotheby's 7.375% 10/15/27 (b)		10,000	9,104
StoneMor, Inc. 8.5% 5/15/29 (b)		6,000	5,007
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)		22,000	20,403
			45,176
Hotels, Restaurants & Leisure - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (b)		5,000	4,236
Aramark Services, Inc.:
5% 4/1/25(b)		10,000	9,878
5% 2/1/28(b)		5,000	4,665
Carnival Corp.:
5.75% 3/1/27(b)		2,000	1,879
6% 5/1/29(b)		35,000	31,679
Constellation Merger Sub, Inc. 8.5% 9/15/25 (b)		8,000	6,680
Hilton Domestic Operating Co., Inc. 3.625% 2/15/32 (b)		26,000	21,744
Life Time, Inc. 8% 4/15/26 (b)		22,000	21,835
MajorDrive Holdings IV LLC 6.375% 6/1/29 (b)		12,000	9,889
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27(b)		10,000	9,410
5.5% 4/1/28(b)		24,000	22,460
Viking Cruises Ltd. 9.125% 7/15/31 (b)		5,000	5,166
Yum! Brands, Inc. 4.625% 1/31/32		14,000	12,527
			162,048
Household Durables - 0.3%
Tempur Sealy International, Inc. 4% 4/15/29 (b)		11,000	9,449
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	100,000	84,970
TRI Pointe Homes, Inc. 5.25% 6/1/27		4,000	3,815
			98,234
Specialty Retail - 1.6%
At Home Group, Inc. 4.875% 7/15/28 (b)		8,000	3,847
Bath & Body Works, Inc.:
6.75% 7/1/36		9,000	8,308
6.95% 3/1/33		8,000	7,477
Carvana Co.:
4.875% 9/1/29(b)		15,000	8,952
9% 12/1/28 pay-in-kind(b)		2,000	1,720
9% 6/1/30 pay-in-kind(b)		3,000	2,580
9% 6/1/31 pay-in-kind(b)		4,000	3,440
LBM Acquisition LLC 6.25% 1/15/29 (b)		10,000	8,726
Lowe's Companies, Inc.:
3.75% 4/1/32		130,000	116,476
4.25% 4/1/52		130,000	102,841
Michaels Companies, Inc. 5.25% 5/1/28 (b)		24,000	20,010
The Home Depot, Inc. 3.25% 4/15/32		130,000	115,514
TJX Companies, Inc. 3.875% 4/15/30		120,000	113,198
Upbound Group, Inc. 6.375% 2/15/29 (b)		14,000	12,719
Victoria's Secret & Co. 4.625% 7/15/29 (b)		3,000	2,172
			527,980
Textiles, Apparel & Luxury Goods - 0.4%
Crocs, Inc. 4.125% 8/15/31 (b)		18,000	14,265
Tapestry, Inc. 3.05% 3/15/32		140,000	107,697
			121,962
TOTAL CONSUMER DISCRETIONARY			1,050,162

CONSUMER STAPLES - 1.2%
Beverages - 0.0%
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)		12,000	10,201

Consumer Staples Distribution & Retail - 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26(b)		12,000	11,154
4.875% 2/15/30(b)		6,000	5,505
Alimentation Couche-Tard, Inc. 3.625% 5/13/51 (b)		150,000	98,791
Performance Food Group, Inc. 4.25% 8/1/29 (b)		6,000	5,280
U.S. Foods, Inc. 4.625% 6/1/30 (b)		8,000	7,111
			127,841
Food Products - 0.8%
Darling Ingredients, Inc. 6% 6/15/30 (b)		5,000	4,887
General Mills, Inc. 2.25% 10/14/31		290,000	234,306
Post Holdings, Inc.:
4.5% 9/15/31(b)		10,000	8,615
4.625% 4/15/30(b)		6,000	5,316
TreeHouse Foods, Inc. 4% 9/1/28		8,000	6,847
			259,971
TOTAL CONSUMER STAPLES			398,013

ENERGY - 1.1%
Energy Equipment & Services - 0.2%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25% 4/1/28 (b)		12,000	11,456
CGG SA 8.75% 4/1/27 (b)		18,000	15,491
Oceaneering International, Inc. 6% 2/1/28		12,000	11,281
Transocean Titan Finance Ltd. 8.375% 2/1/28 (b)		2,000	2,055
Transocean, Inc.:
8% 2/1/27(b)		12,000	11,706
8.75% 2/15/30(b)		4,750	4,859
			56,848
Oil, Gas & Consumable Fuels - 0.9%
California Resources Corp. 7.125% 2/1/26 (b)		26,000	26,067
Centennial Resource Production LLC 5.875% 7/1/29 (b)		10,000	9,600
CNX Resources Corp.:
6% 1/15/29(b)		4,000	3,809
7.375% 1/15/31(b)		5,000	4,991
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6% 2/1/29 (b)		25,000	24,543
CVR Energy, Inc. 5.75% 2/15/28 (b)		6,000	5,462
EG Global Finance PLC 6.75% 2/7/25 (b)		25,000	24,633
Energean PLC 6.5% 4/30/27 (b)		10,000	9,121
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29		9,000	8,505
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (b)		10,000	9,381
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (b)		5,000	5,178
MEG Energy Corp. 5.875% 2/1/29 (b)		30,000	28,660
Murphy Oil Corp. 6.375% 7/15/28		8,000	7,995
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)		5,000	4,206
New Fortress Energy, Inc. 6.5% 9/30/26 (b)		49,000	45,547
Northern Oil & Gas, Inc. 8.125% 3/1/28 (b)		8,000	8,019
Parkland Corp. 4.625% 5/1/30 (b)		12,000	10,579
SM Energy Co. 6.5% 7/15/28		8,000	7,820
Southwestern Energy Co. 5.375% 3/15/30		6,000	5,617
Sunoco LP/Sunoco Finance Corp. 4.5% 5/15/29		24,000	21,704
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
6% 3/1/27(b)		5,000	4,791
7.5% 10/1/25(b)		10,000	10,061
Teine Energy Ltd. 6.875% 4/15/29 (b)		18,000	16,695
			302,984
TOTAL ENERGY			359,832

FINANCIALS - 10.3%
Banks - 6.0%
AIB Group PLC 2.875% 5/30/31 (Reg. S) (c)	EUR	100,000	100,369
Banco Bilbao Vizcaya Argentaria SA 1% 1/16/30 (Reg. S) (c)	EUR	100,000	101,770
Bank of America Corp.:
2.456% 10/22/25(c)		260,000	249,914
2.687% 4/22/32(c)		70,000	57,275
5.015% 7/22/33(c)		168,000	161,693
6.204% 11/10/28(c)		50,000	51,149
Citigroup, Inc.:
2.014% 1/25/26(c)		260,000	245,966
4.91% 5/24/33(c)		90,000	85,552
ING Groep NV 1.4% 7/1/26 (b)(c)		200,000	183,905
JPMorgan Chase & Co.:
0.768% 8/9/25(c)		260,000	247,008
2.963% 1/25/33(c)		70,000	58,158
4.586% 4/26/33(c)		142,000	132,791
4.912% 7/25/33(c)		28,000	26,929
KBC Group NV 0.5% 12/3/29 (c)	EUR	100,000	101,575
NatWest Group PLC 2.057% 11/9/28 (Reg. S) (c)	GBP	100,000	106,390
Santander Holdings U.S.A., Inc.:
5.807% 9/9/26(c)		35,000	34,674
6.499% 3/9/29(c)		27,000	26,845
Western Alliance Bancorp. 3% 6/15/31 (c)		4,000	3,163
			1,975,126
Capital Markets - 2.1%
Coinbase Global, Inc. 3.625% 10/1/31 (b)		5,000	3,366
Goldman Sachs Group, Inc.:
3.102% 2/24/33(c)		109,000	90,660
3.615% 3/15/28(c)		130,000	121,553
Hightower Holding LLC 6.75% 4/15/29 (b)		5,000	4,352
Morgan Stanley:
0.864% 10/21/25(c)		270,000	254,069
2.943% 1/21/33(c)		70,000	57,339
4.889% 7/20/33(c)		68,000	64,416
State Street Corp. 3.031% 11/1/34 (c)		130,000	111,746
			707,501
Consumer Finance - 0.5%
Ally Financial, Inc. 2.2% 11/2/28		140,000	112,938
Ford Motor Credit Co. LLC 4.687% 6/9/25		5,000	4,813
OneMain Finance Corp.:
3.5% 1/15/27		6,000	5,222
3.875% 9/15/28		26,000	21,320
9% 1/15/29		5,000	5,069
			149,362
Financial Services - 0.1%
Block, Inc. 3.5% 6/1/31		35,000	28,699
GGAM Finance Ltd.:
7.75% 5/15/26(b)		5,000	5,000
8% 6/15/28(b)		5,000	5,071
			38,770
Insurance - 1.6%
AIA Group Ltd. 3.375% 4/7/30 (b)		200,000	179,974
Equitable Financial Life Global Funding 1.3% 7/12/26 (b)		200,000	175,276
Marsh & McLennan Companies, Inc. 2.375% 12/15/31		210,000	170,726
			525,976
Mortgage Real Estate Investment Trusts - 0.0%
Rithm Capital Corp. 6.25% 10/15/25 (b)		3,000	2,828

TOTAL FINANCIALS			3,399,563

HEALTH CARE - 2.9%
Biotechnology - 0.7%
Amgen, Inc. 3% 2/22/29		260,000	235,095
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		10,000	4,800
			239,895
Health Care Providers & Services - 1.2%
Akumin Escrow, Inc. 7.5% 8/1/28 (b)		8,000	5,300
Cano Health, Inc. 6.25% 10/1/28 (b)		15,000	5,100
Cigna Group 3.4% 3/15/51		150,000	104,957
Community Health Systems, Inc.:
4.75% 2/15/31(b)		34,000	25,330
5.25% 5/15/30(b)		15,000	11,829
6.875% 4/15/29(b)		10,000	6,133
8% 3/15/26(b)		5,000	4,881
DaVita HealthCare Partners, Inc. 3.75% 2/15/31 (b)		16,000	12,741
Encompass Health Corp. 4.625% 4/1/31		10,000	8,769
Horizon Pharma U.S.A., Inc. 5.5% 8/1/27 (b)		8,000	8,171
Humana, Inc. 3.7% 3/23/29		130,000	120,360
Owens & Minor, Inc. 6.625% 4/1/30 (b)		6,000	5,458
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)		30,000	27,359
RegionalCare Hospital Partners Holdings, Inc.:
5.375% 1/15/29(b)		12,000	8,296
9.875% 8/15/30(b)		5,000	4,938
RP Escrow Issuer LLC 5.25% 12/15/25 (b)		5,000	3,851
Tenet Healthcare Corp. 6.125% 10/1/28		45,000	43,341
			406,814
Health Care Technology - 0.0%
Athenahealth Group, Inc. 6.5% 2/15/30 (b)		10,000	8,685

Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc. 3.75% 3/15/29 (b)		3,000	2,648

Pharmaceuticals - 1.0%
AstraZeneca Finance LLC 1.75% 5/28/28		140,000	121,494
Bristol-Myers Squibb Co. 2.95% 3/15/32		70,000	60,673
Jazz Securities DAC 4.375% 1/15/29 (b)		6,000	5,376
Organon & Co. / Organon Foreign Debt Co-Issuer BV 5.125% 4/30/31 (b)		10,000	8,520
Zoetis, Inc. 2% 5/15/30		140,000	115,247
			311,310
TOTAL HEALTH CARE			969,352

INDUSTRIALS - 2.6%
Aerospace & Defense - 0.1%
Bombardier, Inc. 6% 2/15/28 (b)		27,000	25,235
TransDigm, Inc. 4.875% 5/1/29		6,000	5,399
			30,634
Air Freight & Logistics - 0.1%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(c)		11,000	10,847
Rand Parent LLC 8.5% 2/15/30 (b)		10,000	9,520
			20,367
Building Products - 0.4%
Advanced Drain Systems, Inc. 6.375% 6/15/30 (b)		5,000	4,925
Carrier Global Corp. 2.493% 2/15/27		130,000	118,097
Cornerstone Building Brands, Inc. 6.125% 1/15/29 (b)		8,000	6,495
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (b)		2,000	1,872
			131,389
Commercial Services & Supplies - 0.3%
APX Group, Inc. 5.75% 7/15/29 (b)		12,000	10,338
Brand Energy & Infrastructure Services, Inc. 10.375% 8/1/30 (b)		10,000	10,313
Covanta Holding Corp. 4.875% 12/1/29 (b)		28,000	24,080
Madison IAQ LLC 5.875% 6/30/29 (b)		10,000	8,420
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)		5,000	4,669
Stericycle, Inc.:
3.875% 1/15/29(b)		24,000	20,896
5.375% 7/15/24(b)		16,000	15,944
			94,660
Construction & Engineering - 0.1%
AECOM 5.125% 3/15/27		12,000	11,513
Railworks Holdings LP 8.25% 11/15/28 (b)		10,000	9,550
			21,063
Electrical Equipment - 0.1%
Atkore, Inc. 4.25% 6/1/31 (b)		8,000	6,880
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)		5,000	4,875
Sensata Technologies BV:
4% 4/15/29(b)		8,000	7,025
5% 10/1/25(b)		10,000	9,746
			28,526
Ground Transportation - 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.375% 3/1/29(b)		5,000	4,590
5.75% 7/15/27(b)		8,000	7,638
Uber Technologies, Inc.:
4.5% 8/15/29(b)		65,000	59,515
8% 11/1/26(b)		2,000	2,036
			73,779
Industrial Conglomerates - 0.5%
Honeywell International, Inc. 1.75% 9/1/31		140,000	111,317
Trane Technologies Financing Ltd. 5.25% 3/3/33		50,000	49,946
			161,263
Machinery - 0.8%
Chart Industries, Inc. 9.5% 1/1/31 (b)		5,000	5,384
Ingersoll-Rand Luxembourg Finance SA 3.8% 3/21/29		130,000	121,318
Otis Worldwide Corp. 2.565% 2/15/30		140,000	119,724
Vertical Holdco GmbH 7.625% 7/15/28 (b)		7,000	6,487
			252,913
Marine Transportation - 0.0%
Seaspan Corp. 5.5% 8/1/29 (b)		10,000	7,773

Professional Services - 0.0%
Dun & Bradstreet Corp. 5% 12/15/29 (b)		3,000	2,692

Trading Companies & Distributors - 0.0%
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)		5,000	4,939
Fortress Transportation & Infrastructure Investors LLC 5.5% 5/1/28 (b)		12,000	11,147
			16,086
TOTAL INDUSTRIALS			841,145

INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 0.1%
CommScope, Inc. 4.75% 9/1/29 (b)		16,000	11,890
HTA Group Ltd. 7% 12/18/25 (b)		11,000	10,395
IHS Netherlands Holdco BV 8% 9/18/27 (b)		5,000	4,468
			26,753
Electronic Equipment, Instruments & Components - 0.4%
Coherent Corp. 5% 12/15/29 (b)		5,000	4,441
Dell International LLC/EMC Corp. 6.2% 7/15/30		110,000	113,202
TTM Technologies, Inc. 4% 3/1/29 (b)		8,000	6,949
			124,592
IT Services - 0.1%
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (b)		28,000	24,067
Rackspace Hosting, Inc. 3.5% 2/15/28 (b)		4,000	1,899
Virtusa Corp. 7.125% 12/15/28 (b)		12,000	9,825
			35,791
Semiconductors & Semiconductor Equipment - 0.8%
Entegris Escrow Corp. 5.95% 6/15/30 (b)		20,000	19,152
Entegris, Inc. 3.625% 5/1/29 (b)		23,000	19,768
Micron Technology, Inc. 2.703% 4/15/32		140,000	110,484
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.5% 5/11/31		140,000	112,678
ON Semiconductor Corp. 3.875% 9/1/28 (b)		2,000	1,780
			263,862
Software - 0.3%
Black Knight InfoServ LLC 3.625% 9/1/28 (b)		8,000	7,360
Cloud Software Group, Inc. 9% 9/30/29 (b)		5,000	4,469
Elastic NV 4.125% 7/15/29 (b)		13,000	11,175
Gen Digital, Inc.:
5% 4/15/25(b)		14,000	13,724
7.125% 9/30/30(b)		10,000	10,067
MicroStrategy, Inc. 6.125% 6/15/28 (b)		4,000	3,581
NCR Corp.:
5.125% 4/15/29(b)		6,000	5,457
6.125% 9/1/29(b)		15,000	15,449
Open Text Corp.:
3.875% 2/15/28(b)		10,000	8,899
3.875% 12/1/29(b)		14,000	11,872
Open Text Holdings, Inc.:
4.125% 2/15/30(b)		5,000	4,309
4.125% 12/1/31(b)		6,000	4,980
			101,342
Technology Hardware, Storage & Peripherals - 0.1%
Seagate HDD Cayman:
4.125% 1/15/31		6,000	4,901
4.75% 1/1/25		10,000	9,795
5.75% 12/1/34		4,000	3,543
8.25% 12/15/29(b)		5,000	5,245
			23,484
TOTAL INFORMATION TECHNOLOGY			575,824

MATERIALS - 1.5%
Chemicals - 0.7%
Axalta Coating Systems LLC 3.375% 2/15/29 (b)		6,000	5,089
International Flavors & Fragrances, Inc. 2.3% 11/1/30 (b)		150,000	116,385
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(c)		5,000	3,650
Methanex Corp.:
5.125% 10/15/27		10,000	9,380
5.65% 12/1/44		30,000	24,537
NOVA Chemicals Corp.:
4.25% 5/15/29(b)		2,000	1,622
4.875% 6/1/24(b)		10,000	9,836
5.25% 6/1/27(b)		10,000	8,891
Nufarm Australia Ltd. 5% 1/27/30 (b)		10,000	8,895
Olympus Water U.S. Holding Corp.:
6.25% 10/1/29(b)		18,000	14,491
9.75% 11/15/28(b)		4,000	4,029
SCIH Salt Holdings, Inc. 6.625% 5/1/29 (b)		2,000	1,765
The Chemours Co. LLC 4.625% 11/15/29 (b)		43,000	35,748
			244,318
Construction Materials - 0.0%
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)		7,000	6,825
VM Consolidated, Inc. 5.5% 4/15/29 (b)		3,000	2,734
			9,559
Containers & Packaging - 0.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
5.25% 8/15/27(b)		11,000	9,358
5.25% 8/15/27(b)		11,000	9,358
Ball Corp. 6% 6/15/29		5,000	4,926
Berry Global, Inc. 5.625% 7/15/27 (b)		30,000	29,407
Clydesdale Acquisition Holdings, Inc. 6.625% 4/15/29 (b)		10,000	9,516
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26		10,000	9,643
Graphic Packaging International, Inc. 4.75% 7/15/27 (b)		6,000	5,699
OI European Group BV 4.75% 2/15/30 (b)		6,000	5,469
			83,376
Metals & Mining - 0.4%
ATI, Inc.:
4.875% 10/1/29		12,000	10,834
7.25% 8/15/30		5,000	5,051
Coeur d'Alene Mines Corp. 5.125% 2/15/29 (b)		6,000	5,259
Constellium NV 3.75% 4/15/29 (b)		6,000	5,155
Eldorado Gold Corp. 6.25% 9/1/29 (b)		10,000	8,524
ERO Copper Corp. 6.5% 2/15/30 (b)		22,000	19,108
First Quantum Minerals Ltd. 6.875% 10/15/27 (b)		10,000	9,663
FMG Resources Pty Ltd. 6.125% 4/15/32 (b)		20,000	18,610
HudBay Minerals, Inc. 6.125% 4/1/29 (b)		5,000	4,701
IAMGOLD Corp. 5.75% 10/15/28 (b)		6,000	4,603
Infrabuild Australia Pty Ltd. 12% 10/1/24 (b)		4,000	3,883
Mineral Resources Ltd. 8.5% 5/1/30 (b)		24,000	24,086
			119,477
Paper & Forest Products - 0.1%
Domtar Corp. 6.75% 10/1/28 (b)		8,000	6,920
LABL, Inc. 10.5% 7/15/27 (b)		5,000	4,786
Mercer International, Inc. 5.125% 2/1/29		20,000	16,361
			28,067
TOTAL MATERIALS			484,797

REAL ESTATE - 3.7%
Equity Real Estate Investment Trusts (REITs) - 3.0%
Alexandria Real Estate Equities, Inc. 2% 5/18/32		220,000	166,796
Boston Properties, Inc.:
2.45% 10/1/33		220,000	155,743
6.75% 12/1/27		19,000	19,405
Corporate Office Properties LP 2% 1/15/29		150,000	118,117
Hudson Pacific Properties LP 5.95% 2/15/28		122,000	103,165
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29		10,000	7,222
5% 10/15/27		48,000	37,919
Omega Healthcare Investors, Inc. 3.25% 4/15/33		4,000	2,985
Prologis LP 2.875% 11/15/29		200,000	175,175
SBA Communications Corp. 3.125% 2/1/29		2,000	1,712
Uniti Group LP / Uniti Group Finance, Inc. 10.5% 2/15/28 (b)		11,000	10,974
Uniti Group, Inc. 6% 1/15/30 (b)		34,000	22,459
WP Carey, Inc. 2.45% 2/1/32		220,000	171,316
			992,988
Real Estate Management & Development - 0.7%
Anywhere Real Estate Group LLC 7% 4/15/30 (b)		2,400	2,163
CBRE Group, Inc. 2.5% 4/1/31		140,000	112,441
Greystar Real Estate Partners 7.75% 9/1/30 (b)		5,000	5,050
Howard Hughes Corp. 4.375% 2/1/31 (b)		15,000	11,954
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.125% 8/1/30 (b)		14,000	12,840
Vonovia SE 0.625% 3/24/31 (Reg. S)	EUR	100,000	78,375
			222,823
TOTAL REAL ESTATE			1,215,811

UTILITIES - 5.1%
Electric Utilities - 1.9%
DPL, Inc. 4.35% 4/15/29		10,000	8,613
Duke Energy Carolinas LLC 3.95% 11/15/28		170,000	161,884
Northern States Power Co. 2.25% 4/1/31		210,000	173,762
Oncor Electric Delivery Co. LLC 4.15% 6/1/32		130,000	121,107
PG&E Corp.:
5% 7/1/28		14,000	12,879
5.25% 7/1/30		7,000	6,219
Wisconsin Electric Power Co. 4.75% 9/30/32		160,000	156,313
			640,777
Independent Power and Renewable Electricity Producers - 1.1%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)		34,000	30,318
Sunnova Energy Corp. 5.875% 9/1/26 (b)		20,000	17,599
TerraForm Power Operating LLC 4.75% 1/15/30 (b)		8,000	6,856
The AES Corp.:
1.375% 1/15/26		140,000	125,921
2.45% 1/15/31		228,000	181,039
			361,733
Multi-Utilities - 2.1%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		190,000	171,326
Dominion Energy, Inc. 2.25% 8/15/31		220,000	175,233
NiSource, Inc. 1.7% 2/15/31		230,000	177,644
Puget Energy, Inc. 4.224% 3/15/32		190,000	167,419
			691,622
TOTAL UTILITIES			1,694,132

TOTAL NONCONVERTIBLE BONDS			11,988,014
TOTAL CORPORATE BONDS (Cost $13,006,868)			12,028,306

U.S. Treasury Obligations - 38.3%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
2.25% 5/15/41	54,000	39,789
2.25% 2/15/52	2,500,000	1,686,513
2.875% 5/15/52	250,000	194,072
3.25% 5/15/42	200,000	170,789
3.375% 8/15/42	700,000	607,441
3.625% 2/15/53	70,000	63,066
4% 11/15/42	100,000	94,879
4.125% 8/15/53	100,000	98,656
U.S. Treasury Notes:
2.5% 4/30/24	500,000	490,566
2.5% 5/31/24	500,000	489,258
2.5% 3/31/27	200,000	187,406
2.625% 7/31/29	200,000	183,172
3.375% 5/15/33	1,525,000	1,436,598
3.5% 1/31/28	300,000	290,098
3.5% 1/31/30	430,000	412,481
3.5% 2/15/33	1,035,000	985,676
3.625% 3/31/30	420,000	405,694
3.75% 5/31/30	720,000	700,566
3.875% 11/30/27	100,000	98,164
3.875% 12/31/27	450,000	441,668
4% 6/30/28	1,550,000	1,531,473
4% 10/31/29	25,000	24,665
4% 2/28/30	400,000	394,906
4% 7/31/30	420,000	415,013
4.125% 10/31/27	600,000	594,398
4.125% 11/15/32	600,000	599,719
TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,542,969)		12,636,726

U.S. Government Agency - Mortgage Securities - 17.5%
	Principal Amount (a)	Value ($)
Fannie Mae - 2.5%
2% 10/1/35 to 2/1/37	189,765	166,735
2.5% 7/1/51 to 1/1/52	241,260	200,687
3% 10/1/51 to 5/1/52	333,290	288,293
4% 4/1/52	46,961	43,730
4.5% 7/1/52	47,635	45,732
5% 11/1/52 to 12/1/52	95,958	93,503
TOTAL FANNIE MAE		838,680
Freddie Mac - 3.3%
1.5% 4/1/51	121,830	91,957
2% 7/1/35 to 11/1/51	441,026	360,150
2.5% 7/1/36 to 8/1/52	313,058	265,276
3% 5/1/35	140,059	129,969
4% 10/1/52	46,364	43,247
4.5% 10/1/52 to 11/1/52	168,860	160,171
5% 12/1/52	48,079	46,933
TOTAL FREDDIE MAC		1,097,703
Ginnie Mae - 3.7%
2% 1/20/51 to 2/20/51	70,317	58,204
2% 9/1/53 (e)	100,000	82,500
2% 9/1/53 (e)	100,000	82,500
2% 9/1/53 (e)	50,000	41,250
2% 9/1/53 (e)	50,000	41,250
2% 9/1/53 (e)	25,000	20,625
2% 10/1/53 (e)	150,000	123,879
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	50,000	42,559
2.5% 10/1/53 (e)	50,000	42,600
3% 9/1/53 (e)	50,000	43,965
3% 9/1/53 (e)	100,000	87,929
3% 9/1/53 (e)	50,000	43,965
3% 10/1/53 (e)	50,000	43,994
3.5% 9/1/53 (e)	25,000	22,699
3.5% 9/1/53 (e)	25,000	22,699
3.5% 9/1/53 (e)	50,000	45,398
4% 9/1/53 (e)	50,000	46,594
4% 9/1/53 (e)	50,000	46,594
5% 9/1/53 (e)	50,000	48,655
5.5% 9/1/53 (e)	50,000	49,508
TOTAL GINNIE MAE		1,207,603
Uniform Mortgage Backed Securities - 8.0%
2% 9/1/38 (e)	100,000	87,703
2% 9/1/53 (e)	50,000	39,803
2% 9/1/53 (e)	50,000	39,803
2% 9/1/53 (e)	25,000	19,902
2% 9/1/53 (e)	150,000	119,410
2% 9/1/53 (e)	150,000	119,410
2% 9/1/53 (e)	100,000	79,606
2% 9/1/53 (e)	250,000	199,016
2% 9/1/53 (e)	50,000	39,803
2% 9/1/53 (e)	125,000	99,508
2% 9/1/53 (e)	100,000	79,606
2% 10/1/53 (e)	200,000	159,439
2% 10/1/53 (e)	100,000	79,720
2% 10/1/53 (e)	100,000	79,720
2% 10/1/53 (e)	150,000	119,580
2.5% 9/1/53 (e)	50,000	41,439
2.5% 9/1/53 (e)	100,000	82,879
2.5% 9/1/53 (e)	150,000	124,318
2.5% 9/1/53 (e)	100,000	82,879
2.5% 9/1/53 (e)	100,000	82,879
3% 9/1/53 (e)	100,000	86,152
3% 9/1/53 (e)	175,000	150,767
3% 9/1/53 (e)	25,000	21,538
3.5% 9/1/53 (e)	200,000	178,711
4% 9/1/53 (e)	100,000	92,313
4% 9/1/53 (e)	50,000	46,156
4% 9/1/53 (e)	50,000	46,156
4.5% 9/1/53 (e)	50,000	47,414
5% 9/1/53 (e)	50,000	48,482
5.5% 9/1/53 (e)	50,000	49,391
5.5% 9/1/53 (e)	50,000	49,391
5.5% 9/1/53 (e)	50,000	49,391
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,642,285
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,876,891)		5,786,271

Asset-Backed Securities - 6.1%
	Principal Amount (a)	Value ($)
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.8261% 7/20/35 (b)(c)(d)	250,000	247,275
Ares LIX CLO Ltd. Series 2021-59A Class A, CME Term SOFR 3 Month Index + 1.290% 6.6428% 4/25/34 (b)(c)(d)	250,000	246,776
CEDF Series 2021-6A Class ARR, CME Term SOFR 3 Month Index + 1.310% 6.6378% 4/20/34 (b)(c)(d)	200,000	196,889
Dryden CLO, Ltd. Series 2021-76A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.7378% 10/20/34 (b)(c)(d)	320,000	317,569
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 4/15/31 (b)(c)(d)	250,000	248,494
Planet Fitness Master Issuer LLC Series 2022-1A Class A2I, 3.251% 12/5/51 (b)	98,750	88,621
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6678% 4/20/33 (b)(c)(d)	570,000	566,548
Verizon Master Trust Series 2021-2 Class A, 0.99% 4/20/28	109,000	103,313
TOTAL ASSET-BACKED SECURITIES (Cost $2,021,321)		2,015,485

Commercial Mortgage Securities - 1.0%
	Principal Amount (a)	Value ($)
BXHPP Trust floater Series 2021-FILM Class A, CME Term SOFR 1 Month Index + 0.760% 6.0745% 8/15/36 (b)(c)(d)	250,000	235,283
District of Columbia Commercial Mtg Trust 2023-District of Columbia sequential payer Series 2023-DC Class A, 6.3143% 9/10/40 (b)	100,000	101,112
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $344,847)		336,395

Foreign Government and Government Agency Obligations - 0.6%
		Principal Amount (a)	Value ($)
German Federal Republic 4.75% 7/4/34	EUR	64,000	84,096
United Kingdom, Great Britain and Northern Ireland:
1% 4/22/24(Reg. S)	GBP	3,000	3,704
1.75% 9/7/37 (Reg. S)	GBP	23,000	20,805
2.25% 9/7/23	GBP	25,000	31,651
4.25% 6/7/32 (f)	GBP	41,000	51,871
4.5% 9/7/34	GBP	16,000	20,443
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $203,992)			212,570

Common Stocks - 0.1%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobile Components - 0.0%
Aptiv PLC (g)	25	2,536
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
New Fortress Energy, Inc.	114	3,539
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Centene Corp. (g)	58	3,576
INDUSTRIALS - 0.0%
Electrical Equipment - 0.0%
Regal Rexnord Corp.	20	3,244
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Coherent Corp. (g)	105	3,951
TOTAL COMMON STOCKS (Cost $18,087)		16,846

Bank Loan Obligations - 0.1%
	Principal Amount (a)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
ClubCorp Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 8.2879% 9/18/24 (c)(d)(h)	6,981	6,881
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.3985% 4/11/29 (c)(d)(h)	4,988	4,537
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Ascend Learning LLC 2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1811% 12/10/29 (c)(d)(h)	3,000	2,559
Finastra U.S.A., Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 12.981% 6/13/25 (c)(d)(h)	6,000	5,991
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 8.6184% 5/3/26 (c)(d)(h)	5,985	5,978
2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.6184% 5/3/27 (c)(d)(h)	2,000	1,986
		16,514
TOTAL BANK LOAN OBLIGATIONS (Cost $26,681)		27,932

Preferred Securities - 1.0%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Telefonica Europe BV 2.502% (Reg. S) (c)(i)	EUR	100,000	95,359
CONSUMER STAPLES - 0.3%
Food Products - 0.3%
Danone SA 1% (Reg. S) (c)(i)	EUR	100,000	95,381
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Ally Financial, Inc. 4.7% (c)(i)		15,000	10,569
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
AerCap Holdings NV 5.875% 10/10/79 (c)		10,000	9,886
UTILITIES - 0.3%
Electric Utilities - 0.3%
TenneT Holding BV 2.995% (Reg. S) (c)(i)	EUR	100,000	107,773
TOTAL PREFERRED SECURITIES (Cost $340,022)			318,968

Money Market Funds - 9.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (j) (Cost $3,268,690)	3,268,037	3,268,690

TOTAL INVESTMENT IN SECURITIES - 111.1% (Cost $38,650,368)	36,648,189
NET OTHER ASSETS (LIABILITIES) - (11.1)%	(3,649,718)
NET ASSETS - 100.0%	32,998,471

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/53	(150,000)	(123,749)
2.5% 9/1/53	(50,000)	(42,559)
3% 9/1/53	(50,000)	(43,965)

TOTAL GINNIE MAE		(210,273)

Uniform Mortgage Backed Securities
2% 9/1/38	(100,000)	(87,703)
2% 9/1/53	(200,000)	(159,213)
2% 9/1/53	(100,000)	(79,606)
2% 9/1/53	(100,000)	(79,606)
2% 9/1/53	(150,000)	(119,410)
2% 9/1/53	(150,000)	(119,410)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(644,948)

TOTAL TBA SALE COMMITMENTS (Proceeds $846,291)		(855,221)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1	Dec 2023	203,805	592	592
CBOT 5-Year U.S. Treasury Note Contracts (United States)	1	Dec 2023	106,922	741	741
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	2	Dec 2023	232,219	2,824	2,824

TOTAL PURCHASED					4,157

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	1	Dec 2023	121,068	(2,421)	(2,421)

TOTAL FUTURES CONTRACTS					1,736
The notional amount of futures purchased as a percentage of Net Assets is 1.6%
The notional amount of futures sold as a percentage of Net Assets is 0.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $672,254.
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	9,761	USD	10,587	Citibank, N. A.	9/05/23	(3)
EUR	3,000	USD	3,285	BNP Paribas S.A.	9/15/23	(30)
EUR	2,000	USD	2,177	BNP Paribas S.A.	9/15/23	(7)
EUR	1,000	USD	1,090	Brown Brothers Harriman & Co	9/15/23	(5)
EUR	2,000	USD	2,188	Canadian Imperial Bk. of Comm.	9/15/23	(18)
GBP	1,500	USD	1,900	BNP Paribas S.A.	9/15/23	0
GBP	2,000	USD	2,545	Brown Brothers Harriman & Co	9/15/23	(11)
GBP	2,000	USD	2,537	JPMorgan Chase Bank, N.A.	9/15/23	(4)
USD	10,987	EUR	10,000	BNP Paribas S.A.	9/15/23	139
USD	762,991	EUR	694,000	Bank of America, N.A.	9/15/23	10,089
USD	2,189	EUR	2,000	Bank of America, N.A.	9/15/23	20
USD	7,596	EUR	7,000	Citibank, N. A.	9/15/23	2
USD	2,210	EUR	2,000	JPMorgan Chase Bank, N.A.	9/15/23	41
USD	2,190	EUR	2,000	JPMorgan Chase Bank, N.A.	9/15/23	20
USD	345,022	GBP	269,000	BNP Paribas S.A.	9/15/23	4,237
USD	2,550	GBP	2,000	BNP Paribas S.A.	9/15/23	16
USD	3,933	GBP	3,000	Bank of America, N.A.	9/15/23	132

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						14,618
Unrealized Appreciation						14,696
Unrealized Depreciation						(78)

For the period, the average contract value for forward foreign currency contracts was $1,134,521. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,989,308 or 15.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $25,305.
(g)	Non-income producing
(h)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	3,745,873	10,967,040	11,444,223	186,446	-	-	3,268,690	0.0%
Total	3,745,873	10,967,040	11,444,223	186,446	-	-	3,268,690

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	2,536	2,536	-	-
Energy	3,539	3,539	-	-
Health Care	3,576	3,576	-	-
Industrials	3,244	3,244	-	-
Information Technology	3,951	3,951	-	-

Corporate Bonds	12,028,306	-	12,028,306	-

U.S. Government and Government Agency Obligations	12,636,726	-	12,636,726	-

U.S. Government Agency - Mortgage Securities	5,786,271	-	5,786,271	-

Asset-Backed Securities	2,015,485	-	2,015,485	-

Commercial Mortgage Securities	336,395	-	336,395	-

Foreign Government and Government Agency Obligations	212,570	-	212,570	-

Bank Loan Obligations	27,932	-	27,932	-

Preferred Securities	318,968	-	318,968	-

Money Market Funds	3,268,690	3,268,690	-	-
Total Investments in Securities:	36,648,189	3,285,536	33,362,653	-
Derivative Instruments:

Assets
Futures Contracts	4,157	4,157	-	-
Forward Foreign Currency Contracts	14,696	14,696	-	-
Total Assets	18,853	18,853	-	-

Liabilities
Futures Contracts	(2,421)	(2,421)	-	-
Forward Foreign Currency Contracts	(78)	(78)	-	-
Total Liabilities	(2,499)	(2,499)	-	-
Total Derivative Instruments:	16,354	16,354	-	-
Other Financial Instruments:

TBA Sale Commitments	(855,221)	-	(855,221)	-
Total Other Financial Instruments:	(855,221)	-	(855,221)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Foreign Exchange Risk
Forward Foreign Currency Contracts (a)	14,696	(78)
Total Foreign Exchange Risk	14,696	(78)
Interest Rate Risk
Futures Contracts (b)	4,157	(2,421)
Total Interest Rate Risk	4,157	(2,421)
Total Value of Derivatives	18,853	(2,499)

(a)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $35,381,678)	$33,379,499
Fidelity Central Funds (cost $3,268,690)	3,268,690

Total Investment in Securities (cost $38,650,368)		$36,648,189
Cash		5,031
Foreign currency held at value (cost $18,427)		18,312
Receivable for TBA sale commitments		846,291
Unrealized appreciation on forward foreign currency contracts		14,696
Receivable for fund shares sold		12,533
Dividends receivable		10
Interest receivable		243,659
Distributions receivable from Fidelity Central Funds		14,907
Receivable from investment adviser for expense reductions		77
Total assets		37,803,705
Liabilities
Payable for investments purchased
Regular delivery	$117,001
Delayed delivery	3,811,786
TBA sale commitments, at value	855,221
Unrealized depreciation on forward foreign currency contracts	78
Distributions payable	7,368
Accrued management fee	9,506
Distribution and service plan fees payable	1,265
Payable for daily variation margin on futures contracts	494
Other affiliated payables	2,429
Other payables and accrued expenses	86
Total Liabilities		4,805,234
Net Assets		$32,998,471
Net Assets consist of:
Paid in capital		$35,524,622
Total accumulated earnings (loss)		(2,526,151)
Net Assets		$32,998,471

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,278,712 ÷ 140,398 shares)(a)		$9.11
Maximum offering price per share (100/96.00 of $9.11)		$9.49
Class M :
Net Asset Value and redemption price per share ($1,016,234 ÷ 111,580 shares)(a)		$9.11
Maximum offering price per share (100/96.00 of $9.11)		$9.49
Class C :
Net Asset Value and offering price per share ($955,808 ÷ 104,956 shares)(a)		$9.11
Fidelity Sustainable Core Plus Bond Fund :
Net Asset Value, offering price and redemption price per share ($25,949,676 ÷ 2,849,144 shares)		$9.11
Class I :
Net Asset Value, offering price and redemption price per share ($956,602 ÷ 105,030 shares)		$9.11
Class Z :
Net Asset Value, offering price and redemption price per share ($2,841,439 ÷ 311,970 shares)		$9.11
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$15,085
Interest		1,087,621
Income from Fidelity Central Funds		186,446
Total Income		1,289,152
Expenses
Management fee	$103,579
Transfer agent fees	26,870
Distribution and service plan fees	15,031
Independent trustees' fees and expenses	103
Miscellaneous	82
Total expenses before reductions	145,665
Expense reductions	(2,788)
Total expenses after reductions		142,877
Net Investment income (loss)		1,146,275
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(536,315)
Forward foreign currency contracts	(38,726)
Foreign currency transactions	1,657
Futures contracts	(29,647)
Total net realized gain (loss)		(603,031)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(620,965)
Forward foreign currency contracts	(17,509)
Assets and liabilities in foreign currencies	1,632
Futures contracts	5,901
TBA Sale commitments	(16,890)
Total change in net unrealized appreciation (depreciation)		(647,831)
Net gain (loss)		(1,250,862)
Net increase (decrease) in net assets resulting from operations		$(104,587)
Statement of Changes in Net Assets

	Year ended August 31, 2023	For the period April 13, 2022 (commencement of operations) through August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,146,275	$266,038
Net realized gain (loss)	(603,031)	(4,851)
Change in net unrealized appreciation (depreciation)	(647,831)	(1,347,011)
Net increase (decrease) in net assets resulting from operations	(104,587)	(1,085,824)
Distributions to shareholders	(1,118,812)	(216,947)

Share transactions - net increase (decrease)	7,076,707	28,447,934
Total increase (decrease) in net assets	5,853,308	27,145,163

Net Assets
Beginning of period	27,145,163	-
End of period	$32,998,471	$27,145,163

Financial Highlights
Fidelity Advisor® Sustainable Core Plus Bond Fund Class A

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.51	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.340	.094
Net realized and unrealized gain (loss)	(.408)	(.508)
Total from investment operations	(.068)	(.414)
Distributions from net investment income	(.332)	(.076)
Total distributions	(.332)	(.076)
Net asset value, end of period	$9.11	$9.51
Total Return D,E,F	(.70)%	(4.15)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.68%	.65% I
Expenses net of fee waivers, if any	.68%	.65% I
Expenses net of all reductions	.67%	.65% I
Net investment income (loss)	3.68%	2.54% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,279	$1,226
Portfolio turnover rate J	266%	118% K

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Fidelity Advisor® Sustainable Core Plus Bond Fund Class M

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.51	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.342	.095
Net realized and unrealized gain (loss)	(.408)	(.509)
Total from investment operations	(.066)	(.414)
Distributions from net investment income	(.334)	(.076)
Total distributions	(.334)	(.076)
Net asset value, end of period	$9.11	$9.51
Total Return D,E,F	(.68)%	(4.15)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.66%	.65% I
Expenses net of fee waivers, if any	.66%	.65% I
Expenses net of all reductions	.65%	.65% I
Net investment income (loss)	3.71%	2.54% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,016	$1,020
Portfolio turnover rate J	266%	118% K

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Fidelity Advisor® Sustainable Core Plus Bond Fund Class C

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.51	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.273	.067
Net realized and unrealized gain (loss)	(.408)	(.508)
Total from investment operations	(.135)	(.441)
Distributions from net investment income	(.265)	(.049)
Total distributions	(.265)	(.049)
Net asset value, end of period	$9.11	$9.51
Total Return D,E,F	(1.42)%	(4.41)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.40%	1.39% I
Expenses net of fee waivers, if any	1.40%	1.39% I
Expenses net of all reductions	1.40%	1.39% I
Net investment income (loss)	2.96%	1.79% I
Supplemental Data
Net assets, end of period (000 omitted)	$956	$955
Portfolio turnover rate J	266%	118% K

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Fidelity® Sustainable Core Plus Bond Fund

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.51	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.360	.102
Net realized and unrealized gain (loss)	(.407)	(.509)
Total from investment operations	(.047)	(.407)
Distributions from net investment income	(.353)	(.083)
Total distributions	(.353)	(.083)
Net asset value, end of period	$9.11	$9.51
Total Return D,E	(.47)%	(4.08)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.45%	.45% H
Expenses net of fee waivers, if any	.45%	.45% H
Expenses net of all reductions	.44%	.44% H
Net investment income (loss)	3.91%	2.74% H
Supplemental Data
Net assets, end of period (000 omitted)	$25,950	$21,580
Portfolio turnover rate I	266%	118% J

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Fidelity Advisor® Sustainable Core Plus Bond Fund Class I

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.51	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.365	.104
Net realized and unrealized gain (loss)	(.408)	(.509)
Total from investment operations	(.043)	(.405)
Distributions from net investment income	(.357)	(.085)
Total distributions	(.357)	(.085)
Net asset value, end of period	$9.11	$9.51
Total Return D,E	(.43)%	(4.06)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.41%	.40% H
Expenses net of fee waivers, if any	.41%	.40% H
Expenses net of all reductions	.40%	.40% H
Net investment income (loss)	3.95%	2.79% H
Supplemental Data
Net assets, end of period (000 omitted)	$957	$959
Portfolio turnover rate I	266%	118% J

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Fidelity Advisor® Sustainable Core Plus Bond Fund Class Z

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.51	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.368	.105
Net realized and unrealized gain (loss)	(.407)	(.509)
Total from investment operations	(.039)	(.404)
Distributions from net investment income	(.361)	(.086)
Total distributions	(.361)	(.086)
Net asset value, end of period	$9.11	$9.51
Total Return D,E	(.38)%	(4.05)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.40%	.40% H
Expenses net of fee waivers, if any	.36%	.36% H
Expenses net of all reductions	.35%	.36% H
Net investment income (loss)	4.00%	2.82% H
Supplemental Data
Net assets, end of period (000 omitted)	$2,841	$1,404
Portfolio turnover rate I	266%	118% J

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Sustainable Core Plus Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable Core Plus Bond Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$91,505
Gross unrealized depreciation	(1,936,441)
Net unrealized appreciation (depreciation)	$(1,844,936)
Tax Cost	$38,473,200

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(626,168)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,845,023)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(531,371)
Long-term	(94,797)
Total Capital loss carryforward	$(626,168)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022(A)
Ordinary Income	$1,118,812	$216,947

A For the period April 13, 2022 (commencement of operations) through August 31, 2022.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Sustainable Core Plus Bond Fund
Foreign Exchange Risk
Forward Foreign Currency Contracts	(38,726)	(17,509)
Total Foreign Exchange Risk	(38,726)	(17,509)
Interest Rate Risk
Futures Contracts	(29,647)	5,901
Total Interest Rate Risk	(29,647)	5,901
Totals	(68,373)	(11,608)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable Core Plus Bond Fund	53,389,084	53,180,091
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .35% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as proxy and shareholder meeting expenses.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$3,084	$2,371
Class M	- %	.25%	2,519	2,364
Class C	.75%	.25%	9,428	9,428
			$15,031	$14,163

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$132
Class M	3
$135

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$947.08
Class M	563.06
Class C	503.05
Fidelity Sustainable Core Plus Bond Fund	23,098.10
Class I	552.06
Class Z	1,207.05
	$26,870

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Sustainable Core Plus Bond Fund	2,577	-	-

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$965

Through arrangements with the Funds's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,665. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Fidelity Sustainable Core Plus Bond Fund	$151
Class Z	7
$158
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2023	Year ended August 31, 2022(A)
Fidelity Sustainable Core Plus Bond Fund
Distributions to shareholders
Class A	$44,240	$8,626
Class M	36,431	7,990
Class C	27,042	4,929
Fidelity Sustainable Core Plus Bond Fund	879,001	176,769
Class I	36,669	8,539
Class Z	95,429	10,094
Total	$1,118,812	$216,947

A For the period April 13, 2022 (commencement of operations) through August 31, 2022.
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2023	Year ended August 31, 2022(A)	Year ended August 31, 2023	Year ended August 31, 2022(A)
Fidelity Sustainable Core Plus Bond Fund
Class A
Shares sold	11,550	128,095	$106,435	$1,274,103
Reinvestment of distributions	4,800	894	44,221	8,626
Shares redeemed	(4,941)	-	(44,491)	-
Net increase (decrease)	11,409	128,989	$106,165	$1,282,729
Class M
Shares sold	282	106,515	$2,586	$1,063,912
Reinvestment of distributions	3,955	828	36,431	7,990
Net increase (decrease)	4,237	107,343	$39,017	$1,071,902
Class C
Shares sold	1,510	100,000	$13,933	$1,000,000
Reinvestment of distributions	2,935	511	27,042	4,929
Net increase (decrease)	4,445	100,511	$40,975	$1,004,929
Fidelity Sustainable Core Plus Bond Fund
Shares sold	651,637	2,282,092	$6,008,332	$22,734,686
Reinvestment of distributions	91,488	18,248	842,757	176,180
Shares redeemed	(163,965)	(30,356)	(1,507,484)	(289,711)
Net increase (decrease)	579,160	2,269,984	$5,343,605	$22,621,155
Class I
Shares sold	165	100,000	$1,500	$1,000,000
Reinvestment of distributions	3,981	884	36,669	8,539
Net increase (decrease)	4,146	100,884	$38,169	$1,008,539
Class Z
Shares sold	193,280	146,829	$1,767,500	$1,450,000
Reinvestment of distributions	6,742	899	62,181	8,680
Shares redeemed	(35,780)	-	(320,905)	-
Net increase (decrease)	164,242	147,728	$1,508,776	$1,458,680

A For the period April 13, 2022 (commencement of operations) through August 31, 2022.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Sustainable Core Plus Bond Fund	72%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Sustainable Core Plus Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Sustainable Core Plus Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period from April 13, 2022 (commencement of operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from April 13, 2022 (commencement of operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 11, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023
Fidelity® Sustainable Core Plus Bond Fund
Class A	.68%
Actual		$ 1,000	$ 1,010.20	$ 3.45
Hypothetical-B		$ 1,000	$ 1,021.78	$ 3.47
Class M	.65%
Actual		$ 1,000	$ 1,010.30	$ 3.29
Hypothetical-B		$ 1,000	$ 1,021.93	$ 3.31
Class C	1.39%
Actual		$ 1,000	$ 1,006.60	$ 7.03
Hypothetical-B		$ 1,000	$ 1,018.20	$ 7.07
Fidelity® Sustainable Core Plus Bond Fund	.45%
Actual		$ 1,000	$ 1,011.40	$ 2.28
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29
Class I	.40%
Actual		$ 1,000	$ 1,011.60	$ 2.03
Hypothetical-B		$ 1,000	$ 1,023.19	$ 2.04
Class Z	.36%
Actual		$ 1,000	$ 1,011.80	$ 1.83
Hypothetical-B		$ 1,000	$ 1,023.39	$ 1.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 23.37% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $410,270 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $992,111 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9904879.101
SCB-ANN-1023
Fidelity® Corporate Bond Fund

Annual Report
August 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	-3.33%	0.22%	1.93%
Class M (incl. 4.00% sales charge)	-3.38%	0.17%	1.87%
Class C (incl. contingent deferred sales charge)	-1.04%	0.27%	1.74%
Fidelity® Corporate Bond Fund	1.03%	1.37%	2.69%
Class I	0.98%	1.32%	2.64%
Class Z	1.02%	1.43%	2.70%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Corporate Bond Fund, a class of the fund, on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Credit Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Matthew Bartlett, Jay Small and Ben Tarlow:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 1%, versus 0.85% for the benchmark, the Bloomberg U.S. Credit Bond Index. For the 12 months, security selection contributed to the fund's performance versus the benchmark, whereas sector positioning detracted. This period, we found attractive opportunities among bonds rated BBB that offered a yield advantage over the broader investment-grade corporate market. We maintained a substantial allocation to U.S. Treasuries and cash for risk-management and liquidity purposes. This helped relative performance, while also giving us the flexibility to add risk if the market presented favorable opportunities. By sector, bond picks within industrials helped relative performance most, led by our choices among consumer-focused companies. Selection among financials issuers also contributed, fueled by a recovery in the fund's banking holdings. On the downside, positioning among real estate investment trusts modestly dampened the fund's relative result this period. Outside of corporate credit, our allocation to Treasuries and cash meaningfully detracted. However, this negative was somewhat offset by underweighting other government-related categories, as these bonds lagged credit in an improving market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 87.6%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 2.0%
AT&T, Inc.:
2.25% 2/1/32	4,905,000	3,826,899
3.55% 9/15/55	2,075,000	1,354,288
3.65% 9/15/59	1,452,000	939,692
3.8% 12/1/57	6,174,000	4,163,746
4.3% 2/15/30	1,886,000	1,758,440
4.5% 5/15/35	1,446,000	1,285,071
Verizon Communications, Inc.:
2.355% 3/15/32	5,282,000	4,177,736
2.55% 3/21/31	1,827,000	1,503,963
3% 11/20/60	3,160,000	1,855,550
3.15% 3/22/30	272,000	238,570
3.7% 3/22/61	4,527,000	3,084,164
4.016% 12/3/29	3,773,000	3,507,754
4.329% 9/21/28	856,000	819,820
4.4% 11/1/34	4,919,000	4,456,762
4.5% 8/10/33	395,000	364,950
		33,337,405
Entertainment - 0.6%
The Walt Disney Co.:
3.8% 3/22/30	4,395,000	4,115,491
4.7% 3/23/50	1,886,000	1,721,660
6.65% 11/15/37	3,552,000	4,002,747
		9,839,898
Media - 2.7%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.5% 8/15/30 (b)	4,980,000	4,189,162
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51	2,754,000	1,711,411
3.85% 4/1/61	3,207,000	1,915,940
5.25% 4/1/53	3,282,000	2,597,906
5.375% 5/1/47	1,762,000	1,407,968
5.5% 4/1/63	1,396,000	1,096,690
Comcast Corp.:
2.937% 11/1/56	977,000	607,964
2.987% 11/1/63	3,786,000	2,288,859
3.999% 11/1/49	538,000	429,296
Discovery Communications LLC:
3.95% 3/20/28	4,905,000	4,561,879
4.65% 5/15/50	2,188,000	1,630,883
Fox Corp.:
3.5% 4/8/30	3,603,000	3,222,812
4.709% 1/25/29	153,000	147,596
5.476% 1/25/39	151,000	137,040
5.576% 1/25/49	100,000	89,321
Magallanes, Inc.:
3.755% 3/15/27	794,000	744,707
4.054% 3/15/29	275,000	252,889
4.279% 3/15/32	6,748,000	5,954,702
5.05% 3/15/42	1,147,000	942,871
5.141% 3/15/52	5,092,000	4,058,882
5.391% 3/15/62	2,071,000	1,643,692
Time Warner Cable LLC:
5.5% 9/1/41	212,000	174,170
5.875% 11/15/40	2,823,000	2,456,256
6.55% 5/1/37	728,000	691,733
6.75% 6/15/39	470,000	454,647
7.3% 7/1/38	2,609,000	2,643,044
		46,052,320
Wireless Telecommunication Services - 1.0%
Rogers Communications, Inc.:
3.8% 3/15/32	4,507,000	3,854,720
4.55% 3/15/52	4,154,000	3,218,736
T-Mobile U.S.A., Inc.:
2.4% 3/15/29	1,197,000	1,028,961
2.7% 3/15/32	8,119,000	6,611,198
5.65% 1/15/53	1,509,000	1,471,953
Vodafone Group PLC 3.25% 6/4/81 (c)	1,094,000	966,661
		17,152,229
TOTAL COMMUNICATION SERVICES		106,381,852
CONSUMER DISCRETIONARY - 3.9%
Automobiles - 1.7%
Ford Motor Co. 3.25% 2/12/32	4,150,000	3,239,264
General Motors Co.:
5% 4/1/35	860,000	767,870
5.2% 4/1/45	981,000	810,662
5.4% 4/1/48	396,000	329,395
5.6% 10/15/32	1,886,000	1,815,320
5.95% 4/1/49	1,871,000	1,677,795
General Motors Financial Co., Inc.:
3.1% 1/12/32	4,550,000	3,645,659
4.3% 4/6/29	4,225,000	3,861,950
Stellantis Finance U.S., Inc.:
1.711% 1/29/27 (b)	2,261,000	1,977,370
2.691% 9/15/31 (b)	4,207,000	3,297,018
Volkswagen Group of America Finance LLC:
1.625% 11/24/27 (b)	4,527,000	3,900,962
4.75% 11/13/28 (b)	3,045,000	2,943,707
		28,266,972
Distributors - 0.1%
Genuine Parts Co. 2.75% 2/1/32	2,276,000	1,855,163
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	1,941,000	1,820,974
5.75% 6/15/43	135,000	135,242
Massachusetts Institute of Technology 3.885% 7/1/2116	2,494,000	1,864,340
		3,820,556
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp. 4.875% 12/9/45	2,520,000	2,327,473
Specialty Retail - 1.6%
Advance Auto Parts, Inc. 1.75% 10/1/27	1,890,000	1,594,471
AutoNation, Inc.:
1.95% 8/1/28	4,659,000	3,859,588
2.4% 8/1/31	2,075,000	1,599,573
3.85% 3/1/32	2,037,000	1,724,535
4.75% 6/1/30	134,000	124,803
AutoZone, Inc. 4% 4/15/30	3,622,000	3,351,432
Lowe's Companies, Inc.:
3% 10/15/50	4,414,000	2,800,585
3.75% 4/1/32	3,773,000	3,380,500
5.625% 4/15/53	2,433,000	2,362,883
O'Reilly Automotive, Inc.:
3.9% 6/1/29	1,101,000	1,033,019
4.35% 6/1/28	2,372,000	2,301,719
The Home Depot, Inc. 5.95% 4/1/41	319,000	341,158
Triton Container International Ltd. 1.15% 6/7/24 (b)	2,056,000	1,968,435
		26,442,701
Textiles, Apparel & Luxury Goods - 0.2%
Tapestry, Inc. 3.05% 3/15/32	4,631,000	3,562,455
TOTAL CONSUMER DISCRETIONARY		66,275,320
CONSUMER STAPLES - 5.8%
Beverages - 0.8%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.9% 2/1/46	4,527,000	4,211,237
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	765,000	732,189
4.9% 2/1/46	364,000	338,611
Anheuser-Busch InBev Worldwide, Inc.:
4.5% 6/1/50	2,641,000	2,356,743
4.6% 4/15/48	3,965,000	3,570,908
Constellation Brands, Inc. 2.875% 5/1/30	3,254,000	2,807,944
		14,017,632
Consumer Staples Distribution & Retail - 0.8%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)	3,630,000	3,087,600
Dollar General Corp. 3.5% 4/3/30	4,214,000	3,745,233
Dollar Tree, Inc.:
2.65% 12/1/31	4,527,000	3,655,944
4.2% 5/15/28	2,406,000	2,283,163
		12,771,940
Food Products - 1.4%
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27	4,986,000	4,481,890
3% 5/15/32	4,771,000	3,767,628
4.375% 2/2/52	2,067,000	1,465,200
5.5% 1/15/30	4,848,000	4,694,049
6.5% 12/1/52	3,018,000	2,892,381
JDE Peet's BV 2.25% 9/24/31 (b)	1,612,000	1,239,534
Smithfield Foods, Inc. 3% 10/15/30 (b)	798,000	627,026
Viterra Finance BV 4.9% 4/21/27 (b)	5,018,000	4,855,057
		24,022,765
Tobacco - 2.8%
Altria Group, Inc.:
2.45% 2/4/32	2,216,000	1,729,582
3.4% 2/4/41	3,886,000	2,647,790
4.25% 8/9/42	461,000	349,214
BAT Capital Corp.:
2.259% 3/25/28	4,358,000	3,747,036
2.726% 3/25/31	5,810,000	4,600,163
3.215% 9/6/26	4,258,000	3,975,975
3.222% 8/15/24	1,189,000	1,159,506
3.557% 8/15/27	795,000	737,505
3.984% 9/25/50	1,886,000	1,247,158
4.7% 4/2/27	759,000	736,114
7.75% 10/19/32	3,622,000	3,930,353
BAT International Finance PLC 4.448% 3/16/28	2,886,000	2,736,014
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (b)	2,929,000	2,751,639
4.25% 7/21/25 (b)	1,778,000	1,719,417
6.125% 7/27/27 (b)	725,000	732,937
Philip Morris International, Inc.:
4.375% 11/15/41	712,000	588,840
5.125% 2/15/30	6,763,000	6,684,468
5.625% 11/17/29	3,301,000	3,337,623
5.75% 11/17/32	3,508,000	3,557,907
Reynolds American, Inc.:
4.45% 6/12/25	124,000	121,312
5.7% 8/15/35	103,000	95,267
		47,185,820
TOTAL CONSUMER STAPLES		97,998,157
ENERGY - 7.6%
Energy Equipment & Services - 0.3%
Baker Hughes Co. 4.486% 5/1/30	4,527,000	4,358,308
Oil, Gas & Consumable Fuels - 7.3%
Boardwalk Pipelines LP 4.95% 12/15/24	1,396,000	1,375,829
Canadian Natural Resources Ltd.:
2.95% 7/15/30	5,193,000	4,430,386
3.9% 2/1/25	1,465,000	1,423,748
5.85% 2/1/35	180,000	174,937
6.25% 3/15/38	1,474,000	1,485,525
Cenovus Energy, Inc.:
2.65% 1/15/32	465,000	374,301
3.75% 2/15/52	1,441,000	1,011,300
4.25% 4/15/27	982,000	943,256
5.25% 6/15/37	1,000,000	911,786
5.375% 7/15/25	3,447,000	3,409,745
5.4% 6/15/47	1,512,000	1,359,138
6.75% 11/15/39	911,000	944,566
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	2,158,000	2,150,661
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)	242,000	244,114
6.036% 11/15/33 (b)	652,000	658,683
6.497% 8/15/43 (b)	195,000	197,651
6.544% 11/15/53 (b)	351,000	358,794
ConocoPhillips Co.:
6.5% 2/1/39	1,559,000	1,738,702
6.95% 4/15/29	1,033,000	1,136,758
DCP Midstream Operating LP:
5.125% 5/15/29	3,085,000	3,008,183
5.375% 7/15/25	1,886,000	1,867,168
5.6% 4/1/44	116,000	108,214
6.75% 9/15/37 (b)	726,000	766,255
Eastern Gas Transmission & Storage, Inc.:
3% 11/15/29	2,833,000	2,463,878
3.9% 11/15/49	2,641,000	1,844,229
Enbridge, Inc.:
4.25% 12/1/26	144,000	139,007
5.5% 12/1/46	1,286,000	1,188,867
Energy Transfer LP:
3.75% 5/15/30	4,020,000	3,590,368
4% 10/1/27	1,530,000	1,437,621
4.25% 4/1/24	4,329,000	4,283,098
4.95% 6/15/28	333,000	322,508
5% 5/15/50	6,282,000	5,170,931
5.4% 10/1/47	661,000	569,351
5.75% 2/15/33	1,509,000	1,500,298
5.8% 6/15/38	186,000	176,310
6% 6/15/48	121,000	111,851
Florida Gas Transmission Co. LLC 4.35% 7/15/25 (b)	1,702,000	1,656,189
Hess Corp.:
4.3% 4/1/27	5,088,000	4,894,671
5.6% 2/15/41	2,853,000	2,682,379
5.8% 4/1/47	4,188,000	3,996,846
7.3% 8/15/31	1,198,000	1,307,891
7.875% 10/1/29	2,092,000	2,311,904
Magellan Midstream Partners LP 3.25% 6/1/30	3,848,000	3,354,622
MPLX LP:
1.75% 3/1/26	3,522,000	3,207,765
2.65% 8/15/30	4,527,000	3,757,113
4.875% 12/1/24	144,000	142,125
4.95% 9/1/32	1,461,000	1,380,233
5.65% 3/1/53	5,304,000	4,805,809
Occidental Petroleum Corp.:
2.9% 8/15/24	439,000	426,778
5.55% 3/15/26	253,000	250,870
Ovintiv, Inc.:
5.15% 11/15/41	611,000	499,745
7.375% 11/1/31	393,000	421,482
8.125% 9/15/30	1,754,000	1,946,836
Petroleos Mexicanos:
4.5% 1/23/26	2,641,000	2,320,119
6.49% 1/23/27	374,000	326,180
6.5% 3/13/27	3,234,000	2,823,525
Phillips 66 Co. 3.85% 4/9/25	88,000	85,626
Plains All American Pipeline LP/PAA Finance Corp.:
3.8% 9/15/30	639,000	565,459
4.65% 10/15/25	2,210,000	2,155,286
Southeast Supply Header LLC 4.25% 6/15/24 (b)	252,000	238,770
Spectra Energy Partners LP:
3.375% 10/15/26	1,568,000	1,476,261
4.5% 3/15/45	329,000	264,689
Suncor Energy, Inc. 6.5% 6/15/38	1,289,000	1,319,312
The Williams Companies, Inc.:
2.6% 3/15/31	4,640,000	3,807,934
3.5% 11/15/30	1,436,000	1,271,912
4.65% 8/15/32	1,460,000	1,370,989
5.3% 8/15/52	323,000	290,825
5.75% 6/24/44	1,664,000	1,574,641
TransCanada PipeLines Ltd. 4.25% 5/15/28	3,697,000	3,519,664
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30	169,000	148,955
Western Gas Partners LP:
4.05% 2/1/30	7,975,000	7,113,745
4.65% 7/1/26	90,000	87,044
6.15% 4/1/33	2,655,000	2,637,344
		123,319,555
TOTAL ENERGY		127,677,863
FINANCIALS - 32.5%
Banks - 17.4%
AIB Group PLC:
4.263% 4/10/25 (b)(c)	1,955,000	1,925,963
7.583% 10/14/26 (b)(c)	3,792,000	3,884,297
Banco Santander SA 2.749% 12/3/30	6,600,000	5,114,527
Bank of America Corp.:
1.898% 7/23/31 (c)	4,225,000	3,335,183
2.592% 4/29/31 (c)	4,716,000	3,922,805
2.972% 2/4/33 (c)	11,318,000	9,305,833
3.194% 7/23/30 (c)	6,399,000	5,617,809
3.705% 4/24/28 (c)	2,372,000	2,220,370
4.571% 4/27/33 (c)	5,282,000	4,896,358
5.015% 7/22/33 (c)	6,866,000	6,608,227
6.11% 1/29/37	812,000	841,077
Bank of Ireland Group PLC 4.5% 11/25/23 (b)	2,398,000	2,384,475
Barclays PLC:
3.65% 3/16/25	1,473,000	1,420,758
3.811% 3/10/42 (c)	4,527,000	3,161,840
5.088% 6/20/30 (c)	4,072,000	3,730,809
5.746% 8/9/33 (c)	1,257,000	1,204,487
7.437% 11/2/33 (c)	4,452,000	4,764,827
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 1.323% 1/13/27 (b)(c)(d)	2,450,000	2,203,073
1.904% 9/30/28 (b)(c)	4,433,000	3,803,555
2.159% 9/15/29 (b)(c)	2,375,000	1,986,965
2.591% 1/20/28 (b)(c)	1,660,000	1,494,762
2.824% 1/26/41 (b)	3,509,000	2,287,825
BPCE SA:
2.277% 1/20/32 (b)(c)	4,556,000	3,520,857
3.116% 10/19/32 (b)(c)	3,697,000	2,858,080
Citigroup, Inc.:
2.666% 1/29/31 (c)	3,094,000	2,593,021
3.785% 3/17/33 (c)	3,773,000	3,280,354
3.98% 3/20/30 (c)	4,527,000	4,169,099
4.4% 6/10/25	502,000	489,501
4.412% 3/31/31 (c)	3,773,000	3,503,285
4.6% 3/9/26	347,000	337,866
4.91% 5/24/33 (c)	1,983,000	1,884,986
6.174% 5/25/34 (c)	975,000	971,596
8.125% 7/15/39	652,000	811,880
Citizens Financial Group, Inc. 2.638% 9/30/32	2,619,000	1,910,209
Commonwealth Bank of Australia 3.784% 3/14/32 (b)	9,980,000	8,313,318
Credit Agricole SA 2.811% 1/11/41 (b)	2,524,000	1,642,227
Fifth Third Bancorp 8.25% 3/1/38	1,305,000	1,473,329
HSBC Holdings PLC:
2.251% 11/22/27 (c)	3,246,000	2,894,606
2.357% 8/18/31 (c)	9,356,000	7,409,422
2.848% 6/4/31 (c)	3,697,000	3,049,014
4.041% 3/13/28 (c)	2,266,000	2,128,188
4.762% 3/29/33 (c)	4,735,000	4,207,979
4.95% 3/31/30	200,000	192,426
5.402% 8/11/33 (c)	3,062,000	2,922,958
Huntington Bancshares, Inc.:
2.487% 8/15/36 (c)	3,756,000	2,753,975
4.443% 8/4/28 (c)	1,702,000	1,601,052
6.208% 8/21/29 (c)	5,300,000	5,334,793
ING Groep NV:
4.017% 3/28/28 (c)	5,659,000	5,324,448
4.252% 3/28/33 (c)	3,773,000	3,392,786
Intesa Sanpaolo SpA 5.71% 1/15/26 (b)	7,182,000	6,889,726
JPMorgan Chase & Co.:
2.739% 10/15/30 (c)	5,659,000	4,851,165
2.956% 5/13/31 (c)	711,000	604,365
2.963% 1/25/33 (c)	5,659,000	4,701,644
4.586% 4/26/33 (c)	5,659,000	5,291,996
4.912% 7/25/33 (c)	7,546,000	7,257,304
5.717% 9/14/33 (c)	11,714,000	11,707,310
KBC Group NV 5.796% 1/19/29 (b)(c)	3,826,000	3,787,844
Lloyds Banking Group PLC:
3.87% 7/9/25 (c)	2,075,000	2,035,154
4.375% 3/22/28	2,617,000	2,480,107
4.976% 8/11/33 (c)	3,773,000	3,492,395
7.953% 11/15/33 (c)	3,754,000	4,021,026
Mizuho Financial Group, Inc. 2.564% 9/13/31	6,414,000	4,986,237
PNC Financial Services Group, Inc.:
5.068% 1/24/34 (c)	9,168,000	8,683,911
5.582% 6/12/29 (c)	4,400,000	4,363,939
Rabobank Nederland:
3.649% 4/6/28 (b)(c)	4,207,000	3,905,674
3.75% 7/21/26	2,548,000	2,391,328
Royal Bank of Canada 4.65% 1/27/26	400,000	392,326
Santander Holdings U.S.A., Inc.:
2.49% 1/6/28 (c)	1,044,000	915,364
5.807% 9/9/26 (c)	2,250,000	2,229,015
6.499% 3/9/29 (c)	1,662,000	1,652,479
Societe Generale:
1.488% 12/14/26 (b)(c)	1,736,000	1,555,602
3.625% 3/1/41 (b)	4,716,000	3,044,060
4.25% 4/14/25 (b)	1,018,000	981,169
4.75% 11/24/25 (b)	2,438,000	2,345,609
6.221% 6/15/33 (b)(c)	5,093,000	4,784,832
6.446% 1/10/29 (b)(c)	4,150,000	4,179,423
7.367% 1/10/53 (b)	1,886,000	1,830,237
Standard Chartered PLC 3.785% 5/21/25 (b)(c)	2,617,000	2,568,004
Synchrony Bank 5.625% 8/23/27	1,270,000	1,201,271
Truist Financial Corp. 5.122% 1/26/34 (c)	2,565,000	2,405,955
U.S. Bancorp 5.775% 6/12/29 (c)	6,700,000	6,685,366
UniCredit SpA 1.982% 6/3/27 (b)(c)	3,735,000	3,317,761
Wells Fargo & Co.:
3.068% 4/30/41 (c)	4,716,000	3,375,690
4.897% 7/25/33 (c)	3,944,000	3,711,056
Westpac Banking Corp. U.S. TREASURY 1 YEAR INDEX + 2.680% 5.405% 8/10/33 (c)(d)	6,036,000	5,676,950
Zions Bancorp NA 3.25% 10/29/29	3,105,000	2,439,002
		291,829,376
Capital Markets - 5.2%
Ares Capital Corp.:
2.15% 7/15/26	10,800,000	9,491,099
2.875% 6/15/27	5,125,000	4,508,528
3.25% 7/15/25	5,300,000	4,969,692
3.875% 1/15/26	6,017,000	5,628,043
4.25% 3/1/25	5,162,000	4,965,620
Blackstone Holdings Finance Co. LLC:
2.8% 9/30/50 (b)	755,000	435,433
3.5% 9/10/49 (b)	2,795,000	1,824,775
Deutsche Bank AG 4.5% 4/1/25	5,744,000	5,534,237
Deutsche Bank AG New York Branch:
2.129% 11/24/26 (c)	4,762,000	4,320,411
3.035% 5/28/32 (c)	2,440,000	1,940,974
6.72% 1/18/29 (c)	1,056,000	1,069,155
Morgan Stanley:
1.794% 2/13/32 (c)	4,433,000	3,408,996
2.699% 1/22/31 (c)	3,773,000	3,175,643
4.3% 1/27/45	321,000	272,727
6.342% 10/18/33 (c)	9,055,000	9,486,463
Peachtree Corners Funding Trust 3.976% 2/15/25 (b)	2,552,000	2,465,037
S&P Global, Inc. 3.9% 3/1/62	1,462,000	1,146,274
UBS Group AG:
3.091% 5/14/32 (b)(c)	3,207,000	2,642,842
3.126% 8/13/30 (b)(c)	3,246,000	2,782,526
4.194% 4/1/31 (b)(c)	3,632,000	3,270,352
4.55% 4/17/26	1,838,000	1,778,769
4.988% 8/5/33 (b)(c)	6,338,000	5,906,515
6.537% 8/12/33 (b)(c)	4,339,000	4,506,342
9.016% 11/15/33 (b)(c)	1,264,000	1,530,563
		87,061,016
Consumer Finance - 3.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	1,698,000	1,614,319
1.75% 1/30/26	2,343,000	2,120,000
2.45% 10/29/26	3,344,000	3,008,753
3% 10/29/28	2,623,000	2,272,993
3.3% 1/30/32	788,000	640,357
3.4% 10/29/33	1,630,000	1,292,238
3.85% 10/29/41	2,664,000	1,976,938
4.875% 1/16/24	150,000	149,249
Ally Financial, Inc.:
2.2% 11/2/28	1,496,000	1,206,819
3.875% 5/21/24	743,000	728,483
5.75% 11/20/25	2,910,000	2,822,610
5.8% 5/1/25	753,000	741,703
8% 11/1/31	7,762,000	8,025,727
Capital One Financial Corp.:
2.359% 7/29/32 (c)	5,230,000	3,730,831
5.247% 7/26/30 (c)	2,443,000	2,323,995
5.268% 5/10/33 (c)	6,791,000	6,313,976
5.468% 2/1/29 (c)	1,251,000	1,213,556
5.817% 2/1/34 (c)	2,175,000	2,066,013
6.312% 6/8/29 (c)	4,200,000	4,197,701
Discover Financial Services:
4.5% 1/30/26	393,000	377,520
6.7% 11/29/32	384,000	382,179
Ford Motor Credit Co. LLC:
3.375% 11/13/25	3,301,000	3,077,473
3.625% 6/17/31	200,000	162,043
4.063% 11/1/24	3,018,000	2,924,115
4.95% 5/28/27	6,187,000	5,805,582
Synchrony Financial 4.375% 3/19/24	194,000	191,658
		59,366,831
Financial Services - 2.9%
Aon Corp. / Aon Global Holdings PLC 2.6% 12/2/31	1,246,000	1,022,413
Athene Global Funding:
1.45% 1/8/26 (b)	6,772,000	6,036,717
2.5% 3/24/28 (b)	4,225,000	3,619,287
Blackstone Private Credit Fund:
4.7% 3/24/25	9,805,000	9,530,659
7.05% 9/29/25	4,993,000	5,027,548
Brixmor Operating Partnership LP:
2.25% 4/1/28	1,426,000	1,211,752
4.05% 7/1/30	819,000	739,893
4.125% 5/15/29	420,000	382,046
Corebridge Financial, Inc.:
3.65% 4/5/27	564,000	530,550
3.85% 4/5/29	554,000	506,994
3.9% 4/5/32	659,000	576,223
4.35% 4/5/42	150,000	118,670
4.4% 4/5/52	443,000	342,649
Equitable Holdings, Inc.:
4.35% 4/20/28	2,304,000	2,179,950
5% 4/20/48	1,124,000	945,469
Fiserv, Inc. 3.5% 7/1/29	1,423,000	1,298,735
Jackson Financial, Inc.:
3.125% 11/23/31	7,409,000	5,823,582
4% 11/23/51	2,264,000	1,511,228
5.17% 6/8/27	611,000	598,881
5.67% 6/8/32	2,914,000	2,775,508
Rexford Industrial Realty LP 2.15% 9/1/31	1,749,000	1,350,203
Voya Financial, Inc.:
4.7% 1/23/48 (c)	1,897,000	1,546,159
5.7% 7/15/43	883,000	813,943
		48,489,059
Insurance - 3.5%
AIA Group Ltd.:
3.2% 9/16/40 (b)	658,000	475,363
3.375% 4/7/30 (b)	1,030,000	926,867
3.6% 4/9/29 (b)	1,320,000	1,219,706
3.9% 4/6/28 (b)	1,589,000	1,513,228
American International Group, Inc. 5.75% 4/1/48 (c)	2,168,000	2,047,135
AmFam Holdings, Inc. 2.805% 3/11/31 (b)	3,311,000	2,461,736
Aon Corp. 6.25% 9/30/40	86,000	89,114
Assurant, Inc. 2.65% 1/15/32	4,697,000	3,540,102
Athene Holding Ltd.:
3.45% 5/15/52	4,150,000	2,641,462
3.95% 5/25/51	971,000	678,870
6.65% 2/1/33	3,056,000	3,135,365
Brown & Brown, Inc. 2.375% 3/15/31	2,151,000	1,719,519
Empower Finance 2020 LP 3.075% 9/17/51 (b)	2,134,000	1,360,347
Fairfax Financial Holdings Ltd.:
3.375% 3/3/31	2,081,000	1,744,258
5.625% 8/16/32	8,111,000	7,828,283
Hartford Financial Services Group, Inc. 4.3% 4/15/43	411,000	325,158
Intact Financial Corp. 5.459% 9/22/32 (b)	4,464,000	4,405,151
Liberty Mutual Group, Inc. 5.5% 6/15/52 (b)	3,565,000	3,224,915
Massachusetts Mutual Life Insurance Co.:
3.2% 12/1/61 (b)	3,669,000	2,272,666
3.729% 10/15/70 (b)	982,000	643,243
Pacific LifeCorp:
3.35% 9/15/50 (b)	4,263,000	2,910,697
5.125% 1/30/43 (b)	436,000	397,735
Principal Financial Group, Inc. 3.7% 5/15/29	477,000	436,606
Prudential Financial, Inc.:
3.935% 12/7/49	511,000	393,225
6% 9/1/52 (c)	2,597,000	2,480,551
Reliance Standard Life Global Funding II 2.75% 5/7/25 (b)	3,387,000	3,185,956
Unum Group:
4.125% 6/15/51	3,196,000	2,258,747
5.75% 8/15/42	1,270,000	1,156,182
Willis Group North America, Inc. 5.35% 5/15/33	4,000,000	3,861,227
		59,333,414
TOTAL FINANCIALS		546,079,696
HEALTH CARE - 7.0%
Biotechnology - 0.7%
AbbVie, Inc.:
4.05% 11/21/39	1,886,000	1,616,516
4.55% 3/15/35	1,855,000	1,754,628
Amgen, Inc.:
4.663% 6/15/51	2,264,000	1,952,531
5.25% 3/2/30	856,000	857,185
5.25% 3/2/33	966,000	960,977
5.65% 3/2/53	457,000	453,045
5.75% 3/2/63	832,000	821,637
Regeneron Pharmaceuticals, Inc.:
1.75% 9/15/30	2,226,000	1,771,554
2.8% 9/15/50	1,509,000	937,993
		11,126,066
Health Care Providers & Services - 3.7%
Centene Corp.:
2.625% 8/1/31	6,274,000	4,991,145
3% 10/15/30	5,857,000	4,899,146
4.25% 12/15/27	609,000	569,664
4.625% 12/15/29	2,218,000	2,039,451
Cigna Group:
3.4% 3/15/50	2,641,000	1,845,802
3.4% 3/15/51	2,641,000	1,847,945
4.375% 10/15/28	504,000	485,372
4.8% 8/15/38	1,634,000	1,506,251
4.9% 12/15/48	314,000	280,003
CVS Health Corp.:
4.78% 3/25/38	1,312,000	1,174,972
5% 1/30/29	698,000	687,669
5.125% 2/21/30	8,572,000	8,443,144
5.25% 1/30/31	286,000	282,613
5.3% 6/1/33	5,000,000	4,897,008
Elevance Health, Inc. 2.25% 5/15/30	3,292,000	2,750,220
HCA Holdings, Inc.:
3.375% 3/15/29	1,332,000	1,187,563
3.625% 3/15/32	4,729,000	4,067,279
4.625% 3/15/52	2,003,000	1,607,189
5.125% 6/15/39	1,137,000	1,031,376
5.25% 6/15/49	1,254,000	1,094,470
Quest Diagnostics, Inc. 2.95% 6/30/30	3,773,000	3,276,449
Sabra Health Care LP:
3.2% 12/1/31	3,672,000	2,804,664
3.9% 10/15/29	476,000	402,202
UnitedHealth Group, Inc.:
4.25% 3/15/43	847,000	740,649
4.625% 7/15/35	253,000	244,866
4.75% 7/15/45	619,000	575,334
Universal Health Services, Inc.:
2.65% 10/15/30	5,690,000	4,583,607
2.65% 1/15/32	5,770,000	4,487,882
		62,803,935
Pharmaceuticals - 2.6%
AstraZeneca PLC 6.45% 9/15/37	1,873,000	2,106,810
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (b)	5,031,000	4,872,431
4.375% 12/15/28 (b)	3,207,000	3,046,626
4.875% 6/25/48 (b)	3,224,000	2,747,994
Elanco Animal Health, Inc. 6.65% 8/28/28 (c)	4,309,000	4,249,751
Mylan NV 4.55% 4/15/28	3,050,000	2,871,525
Perrigo Finance PLC 4.65% 6/15/30	3,924,000	3,477,844
Pfizer Investment Enterprises:
4.75% 5/19/33	8,300,000	8,167,641
5.3% 5/19/53	6,372,000	6,374,318
Viatris, Inc.:
2.7% 6/22/30	3,382,000	2,746,631
4% 6/22/50	3,867,000	2,561,510
		43,223,081
TOTAL HEALTH CARE		117,153,082
INDUSTRIALS - 5.2%
Aerospace & Defense - 1.7%
BAE Systems PLC:
3% 9/15/50 (b)	2,624,000	1,719,158
3.4% 4/15/30 (b)	326,000	291,211
Northrop Grumman Corp. 4.03% 10/15/47	2,033,000	1,673,058
The Boeing Co.:
2.75% 2/1/26	1,254,000	1,176,835
3.25% 2/1/28	2,641,000	2,418,607
5.04% 5/1/27	9,998,000	9,887,948
5.15% 5/1/30	6,225,000	6,124,370
5.805% 5/1/50	4,905,000	4,772,005
		28,063,192
Building Products - 0.4%
Carlisle Companies, Inc. 2.75% 3/1/30	3,773,000	3,192,599
Carrier Global Corp. 2.7% 2/15/31	3,848,000	3,229,002
		6,421,601
Electrical Equipment - 0.1%
Hubbell, Inc. 3.5% 2/15/28	2,033,000	1,904,900
Ground Transportation - 0.4%
Burlington Northern Santa Fe LLC:
4.15% 4/1/45	342,000	289,059
4.4% 3/15/42	847,000	746,187
Canadian Pacific Railway Co. 3.1% 12/2/51	1,401,000	951,041
CSX Corp. 4.3% 3/1/48	3,346,000	2,817,087
Union Pacific Corp. 3.25% 2/5/50	2,075,000	1,499,514
		6,302,888
Machinery - 0.4%
Ingersoll Rand, Inc.:
5.4% 8/14/28	2,129,000	2,133,803
5.7% 8/14/33	2,250,000	2,281,514
Ingersoll-Rand Luxembourg Finance SA 4.65% 11/1/44	190,000	162,605
Westinghouse Air Brake Tech Co. 3.2% 6/15/25	2,421,000	2,309,470
		6,887,392
Passenger Airlines - 0.6%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	784,620	693,988
American Airlines, Inc. 3.75% 4/15/27	1,034,462	969,925
British Airways 2021-1 Class A Pass Through Trust equipment trust certificate 2.9% 9/15/36 (b)	823,003	691,415
Southwest Airlines Co.:
5.125% 6/15/27	2,735,000	2,702,552
5.25% 5/4/25	4,754,000	4,723,262
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	586,867	529,924
United Airlines, Inc. equipment trust certificate 4.6% 9/1/27	503,759	476,143
		10,787,209
Professional Services - 0.2%
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (b)	38,000	34,504
5.95% 8/4/33	3,095,000	3,130,345
		3,164,849
Trading Companies & Distributors - 0.7%
Air Lease Corp.:
2.875% 1/15/26	2,641,000	2,468,477
2.875% 1/15/32	5,772,000	4,618,714
5.3% 2/1/28	4,263,000	4,187,736
		11,274,927
Transportation Infrastructure - 0.7%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (b)	9,228,000	8,707,064
4.25% 4/15/26 (b)	529,000	498,878
4.375% 5/1/26 (b)	380,000	358,224
5.5% 1/15/26 (b)	679,000	661,042
6.375% 5/4/28 (b)	1,538,000	1,525,630
		11,750,838
TOTAL INDUSTRIALS		86,557,796
INFORMATION TECHNOLOGY - 3.5%
Electronic Equipment, Instruments & Components - 1.0%
Dell International LLC/EMC Corp.:
3.375% 12/15/41 (b)	2,264,000	1,594,346
3.45% 12/15/51 (b)	3,018,000	1,964,998
5.3% 10/1/29	3,773,000	3,725,171
5.85% 7/15/25	183,000	183,230
6.02% 6/15/26	1,277,000	1,290,455
Vontier Corp.:
2.4% 4/1/28	4,659,000	3,870,651
2.95% 4/1/31	5,228,000	4,143,146
		16,771,997
IT Services - 0.2%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26	3,241,000	2,937,855
Semiconductors & Semiconductor Equipment - 1.5%
Broadcom, Inc.:
1.95% 2/15/28 (b)	318,000	275,774
2.45% 2/15/31 (b)	2,716,000	2,189,622
2.6% 2/15/33 (b)	2,750,000	2,126,113
3.137% 11/15/35 (b)	4,150,000	3,167,469
3.5% 2/15/41 (b)	2,186,000	1,601,411
3.75% 2/15/51 (b)	1,026,000	735,797
Marvell Technology, Inc. 2.45% 4/15/28	3,018,000	2,646,828
Microchip Technology, Inc.:
0.972% 2/15/24	2,641,000	2,580,219
0.983% 9/1/24	1,577,000	1,501,847
Micron Technology, Inc.:
2.703% 4/15/32	1,236,000	975,418
3.366% 11/1/41	1,347,000	933,647
3.477% 11/1/51	1,351,000	872,449
4.185% 2/15/27	5,236,000	4,990,577
		24,597,171
Software - 0.7%
Oracle Corp.:
2.8% 4/1/27	1,886,000	1,732,339
2.875% 3/25/31	4,527,000	3,824,746
3.95% 3/25/51	3,211,000	2,346,858
4.375% 5/15/55	1,405,000	1,079,460
5.375% 7/15/40	81,000	75,500
Roper Technologies, Inc.:
1.75% 2/15/31	2,264,000	1,777,090
2.95% 9/15/29	1,714,000	1,515,855
		12,351,848
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc. 3.85% 8/4/46	1,709,000	1,448,360
TOTAL INFORMATION TECHNOLOGY		58,107,231
MATERIALS - 1.4%
Chemicals - 1.1%
Celanese U.S. Holdings LLC:
6.165% 7/15/27	7,168,000	7,171,837
6.33% 7/15/29	2,264,000	2,250,418
6.35% 11/15/28	831,000	833,142
6.55% 11/15/30	841,000	841,414
6.7% 11/15/33	493,000	495,073
International Flavors & Fragrances, Inc.:
1.832% 10/15/27 (b)	3,188,000	2,681,411
2.3% 11/1/30 (b)	3,207,000	2,488,315
LYB International Finance III LLC 2.25% 10/1/30	1,964,000	1,594,973
The Dow Chemical Co. 4.55% 11/30/25	51,000	49,754
		18,406,337
Containers & Packaging - 0.1%
Avery Dennison Corp. 4.875% 12/6/28	2,189,000	2,139,854
Metals & Mining - 0.2%
Anglo American Capital PLC 3.875% 3/16/29 (b)	3,773,000	3,425,318
TOTAL MATERIALS		23,971,509
REAL ESTATE - 5.9%
Equity Real Estate Investment Trusts (REITs) - 5.5%
Agree LP 4.8% 10/1/32	4,123,000	3,795,243
Alexandria Real Estate Equities, Inc.:
1.875% 2/1/33	6,131,000	4,524,012
4.7% 7/1/30	521,000	493,348
American Homes 4 Rent LP:
2.375% 7/15/31	128,000	101,354
3.375% 7/15/51	198,000	126,486
3.625% 4/15/32	606,000	519,176
4.3% 4/15/52	420,000	324,476
American Tower Corp.:
2.1% 6/15/30	2,150,000	1,715,374
2.4% 3/15/25	3,048,000	2,892,692
Camden Property Trust 3.15% 7/1/29	2,372,000	2,131,818
Corporate Office Properties LP:
2% 1/15/29	2,896,000	2,280,449
2.25% 3/15/26	314,000	283,592
2.75% 4/15/31	1,519,000	1,170,744
2.9% 12/1/33	4,982,000	3,598,500
Crown Castle International Corp. 3.3% 7/1/30	5,282,000	4,583,020
Hudson Pacific Properties LP:
3.95% 11/1/27	1,559,000	1,225,448
5.95% 2/15/28	10,874,000	9,195,227
Invitation Homes Operating Partnership LP:
2% 8/15/31	1,752,000	1,340,612
4.15% 4/15/32	886,000	788,539
Kite Realty Group Trust:
4% 3/15/25	85,000	81,660
4.75% 9/15/30	1,720,000	1,574,447
LXP Industrial Trust (REIT) 4.4% 6/15/24	85,000	83,314
MPT Operating Partnership LP/MPT Finance Corp. 3.5% 3/15/31	7,168,000	4,654,706
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	1,168,000	871,758
3.375% 2/1/31	4,399,000	3,553,114
4.75% 1/15/28	1,886,000	1,771,112
Piedmont Operating Partnership LP 2.75% 4/1/32	253,000	170,881
Realty Income Corp. 2.85% 12/15/32	181,000	146,696
Simon Property Group LP 2.45% 9/13/29	2,845,000	2,407,970
Spirit Realty LP 2.1% 3/15/28	1,856,000	1,582,638
Store Capital Corp.:
2.7% 12/1/31	4,905,000	3,470,293
2.75% 11/18/30	369,000	270,703
Sun Communities Operating LP:
2.3% 11/1/28	288,000	242,125
2.7% 7/15/31	733,000	581,990
4.2% 4/15/32	5,659,000	4,976,378
5.7% 1/15/33	4,680,000	4,559,740
UDR, Inc. 2.1% 8/1/32	2,714,000	2,035,743
Ventas Realty LP:
2.5% 9/1/31	2,126,000	1,676,348
3% 1/15/30	3,071,000	2,616,467
4.4% 1/15/29	3,773,000	3,542,416
VICI Properties LP:
4.75% 2/15/28	1,217,000	1,157,291
4.95% 2/15/30	3,641,000	3,424,725
5.125% 5/15/32	309,000	286,387
Vornado Realty LP:
2.15% 6/1/26	316,000	273,145
3.4% 6/1/31	1,142,000	842,745
WP Carey, Inc.:
2.4% 2/1/31	2,127,000	1,700,041
4% 2/1/25	2,999,000	2,919,692
		92,564,635
Real Estate Management & Development - 0.4%
Brandywine Operating Partnership LP:
4.1% 10/1/24	1,016,000	970,052
4.55% 10/1/29	682,000	532,917
7.55% 3/15/28	1,600,000	1,500,253
Tanger Properties LP 2.75% 9/1/31	3,679,000	2,736,839
		5,740,061
TOTAL REAL ESTATE		98,304,696
UTILITIES - 8.5%
Electric Utilities - 4.8%
Alabama Power Co. 3.05% 3/15/32	1,154,000	990,243
American Transmission Systems, Inc. 2.65% 1/15/32 (b)	3,542,000	2,900,668
Cleco Corporate Holdings LLC:
3.375% 9/15/29	4,212,000	3,568,078
3.743% 5/1/26	10,569,000	9,925,404
Cleveland Electric Illuminating Co.:
3.5% 4/1/28 (b)	1,357,000	1,247,171
5.95% 12/15/36	1,245,000	1,230,417
Duke Energy Corp.:
2.45% 6/1/30	479,000	398,445
2.55% 6/15/31	2,641,000	2,157,096
4.5% 8/15/32	7,595,000	7,067,497
5% 8/15/52	7,595,000	6,656,479
Duke Energy Industries, Inc. 4.9% 7/15/43	1,016,000	916,655
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)	440,000	350,666
2.775% 1/7/32 (b)	1,619,000	1,249,206
3.616% 8/1/27 (b)	1,658,000	1,502,841
Edison International 3.55% 11/15/24	1,603,000	1,556,890
Exelon Corp.:
3.35% 3/15/32	7,856,000	6,749,868
4.05% 4/15/30	2,862,000	2,644,470
4.1% 3/15/52	230,000	177,958
FirstEnergy Corp.:
2.05% 3/1/25	828,000	773,232
2.25% 9/1/30	3,488,000	2,799,505
2.65% 3/1/30	1,800,000	1,508,393
IPALCO Enterprises, Inc.:
3.7% 9/1/24	162,000	157,635
4.25% 5/1/30	5,433,000	4,889,520
Southern Co.:
3.7% 4/30/30	5,591,000	5,059,703
4.4% 7/1/46	4,905,000	4,039,377
5.113% 8/1/27 (e)	6,980,000	6,937,507
Tampa Electric Co. 6.55% 5/15/36	169,000	173,009
Xcel Energy, Inc.:
3.5% 12/1/49	2,768,000	1,925,601
4.8% 9/15/41	188,000	161,209
		79,714,743
Gas Utilities - 0.2%
Boston Gas Co. 4.487% 2/15/42 (b)	678,000	545,704
ONE Gas, Inc. 2% 5/15/30	1,965,000	1,610,200
Southern Co. Gas Capital Corp. 3.15% 9/30/51	1,845,000	1,192,282
		3,348,186
Independent Power and Renewable Electricity Producers - 1.4%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)	3,773,000	3,364,369
Emera U.S. Finance LP:
2.639% 6/15/31	4,782,000	3,811,232
3.55% 6/15/26	5,527,000	5,229,034
4.75% 6/15/46	3,302,000	2,584,447
The AES Corp.:
1.375% 1/15/26	1,815,000	1,632,472
2.45% 1/15/31	4,936,000	3,919,335
3.3% 7/15/25 (b)	1,482,000	1,409,189
3.95% 7/15/30 (b)	2,106,000	1,871,923
		23,822,001
Multi-Utilities - 2.1%
Berkshire Hathaway Energy Co. 2.85% 5/15/51	2,452,000	1,518,389
Consolidated Edison Co. of New York, Inc. 5.2% 3/1/33	4,905,000	4,897,978
Dominion Energy, Inc. 3.071% 8/15/24 (c)	3,337,000	3,240,029
NiSource, Inc.:
0.95% 8/15/25	1,005,000	921,234
1.7% 2/15/31	1,886,000	1,456,685
2.95% 9/1/29	678,000	596,605
3.49% 5/15/27	1,355,000	1,270,980
3.6% 5/1/30	3,080,000	2,760,360
4.375% 5/15/47	1,886,000	1,546,964
4.8% 2/15/44	3,018,000	2,636,208
5% 6/15/52	1,320,000	1,167,126
5.25% 2/15/43	80,000	74,346
5.95% 6/15/41	386,000	388,325
Puget Energy, Inc.:
2.379% 6/15/28	3,992,000	3,444,811
3.65% 5/15/25	994,000	954,100
4.1% 6/15/30	1,049,000	938,235
4.224% 3/15/32	6,457,000	5,689,599
WEC Energy Group, Inc.:
CME Term SOFR 3 Month Index + 2.110% 7.7387% 5/15/67 (c)(d)	40,000	34,996
2.2% 12/15/28	1,886,000	1,630,338
		35,167,308
TOTAL UTILITIES		142,052,238
TOTAL NONCONVERTIBLE BONDS (Cost $1,690,185,720)		1,470,559,440

U.S. Treasury Obligations - 7.8%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
1.75% 8/15/41	8,036,000	5,399,501
1.875% 2/15/41	7,545,500	5,236,459
2% 11/15/41	11,695,500	8,183,652
2.25% 2/15/52	1,622,300	1,094,419
2.875% 5/15/52	848,700	658,837
3.625% 2/15/53	25,448,300	22,927,328
3.625% 5/15/53	78,100,000	70,436,421
4.125% 8/15/53	7,000,000	6,905,938
U.S. Treasury Notes:
3.375% 5/15/33	4,920,000	4,634,794
3.5% 2/15/33	5,563,700	5,298,555
TOTAL U.S. TREASURY OBLIGATIONS (Cost $146,207,789)		130,775,904

Asset-Backed Securities - 0.1%
	Principal Amount (a)	Value ($)
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (b) (Cost $2,188,845)	2,188,845	2,087,368

Municipal Securities - 0.0%
	Principal Amount (a)	Value ($)
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	525,000	697,464
California Gen. Oblig. Series 2010, 7.625% 3/1/40	115,000	141,335
TOTAL MUNICIPAL SECURITIES (Cost $932,115)		838,799

Foreign Government and Government Agency Obligations - 0.1%
	Principal Amount (a)	Value ($)
United Mexican States 4.5% 4/22/29 (Cost $2,082,743)	1,886,000	1,819,820

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Regions Bank 6.45% 6/26/37 (Cost $1,047,831)	985,000	968,165

Preferred Securities - 0.3%
	Principal Amount (a)	Value ($)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Enbridge, Inc. 5.75% 7/15/80 (c)	2,153,000	1,975,682
FINANCIALS - 0.2%
Capital Markets - 0.2%
UBS Group AG:
4.375% (b)(c)(f)	1,356,000	1,004,275
4.875% (b)(c)(f)	2,890,000	2,417,150
		3,421,425
TOTAL PREFERRED SECURITIES (Cost $6,399,000)		5,397,107

Money Market Funds - 3.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (g) (Cost $55,374,541)	55,364,740	55,375,813

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $1,904,418,584)	1,667,822,416
NET OTHER ASSETS (LIABILITIES) - 0.7%	11,400,115
NET ASSETS - 100.0%	1,679,222,531

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $240,278,938 or 14.3% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	287,414,556	628,125,184	860,163,927	6,216,491	-	-	55,375,813	0.1%
Fidelity Securities Lending Cash Central Fund 5.44%	-	623,126,129	623,126,129	22,327	-	-	-	0.0%
Total	287,414,556	1,251,251,313	1,483,290,056	6,238,818	-	-	55,375,813

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,470,559,440	-	1,470,559,440	-

U.S. Government and Government Agency Obligations	130,775,904	-	130,775,904	-

Asset-Backed Securities	2,087,368	-	2,087,368	-

Municipal Securities	838,799	-	838,799	-

Foreign Government and Government Agency Obligations	1,819,820	-	1,819,820	-

Bank Notes	968,165	-	968,165	-

Preferred Securities	5,397,107	-	5,397,107	-

Money Market Funds	55,375,813	55,375,813	-	-
Total Investments in Securities:	1,667,822,416	55,375,813	1,612,446,603	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,849,044,043)	$1,612,446,603
Fidelity Central Funds (cost $55,374,541)	55,375,813

Total Investment in Securities (cost $1,904,418,584)		$1,667,822,416
Receivable for fund shares sold		1,269,200
Interest receivable		19,105,322
Distributions receivable from Fidelity Central Funds		230,936
Receivable from investment adviser for expense reductions		16,952
Total assets		1,688,444,826
Liabilities
Payable for investments purchased	$6,905,117
Payable for fund shares redeemed	1,282,890
Distributions payable	401,656
Accrued management fee	486,460
Distribution and service plan fees payable	20,335
Other affiliated payables	125,837
Total Liabilities		9,222,295
Net Assets		$1,679,222,531
Net Assets consist of:
Paid in capital		$1,985,166,733
Total accumulated earnings (loss)		(305,944,202)
Net Assets		$1,679,222,531

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($57,501,424 ÷ 5,677,422 shares)(a)		$10.13
Maximum offering price per share (100/96.00 of $10.13)		$10.55
Class M :
Net Asset Value and redemption price per share ($8,061,228 ÷ 795,874 shares)(a)		$10.13
Maximum offering price per share (100/96.00 of $10.13)		$10.55
Class C :
Net Asset Value and offering price per share ($8,170,901 ÷ 806,864 shares)(a)		$10.13
Corporate Bond :
Net Asset Value, offering price and redemption price per share ($863,479,889 ÷ 85,257,987 shares)		$10.13
Class I :
Net Asset Value, offering price and redemption price per share ($127,333,727 ÷ 12,572,267 shares)		$10.13
Class Z :
Net Asset Value, offering price and redemption price per share ($614,675,362 ÷ 60,713,707 shares)		$10.12
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$591,406
Interest		128,745,812
Income from Fidelity Central Funds (including $22,327 from security lending)		6,238,818
Total Income		135,576,036
Expenses
Management fee	$11,025,884
Transfer agent fees	2,227,419
Distribution and service plan fees	251,878
Independent trustees' fees and expenses	12,759
Total expenses before reductions	13,517,940
Expense reductions	(842,730)
Total expenses after reductions		12,675,210
Net Investment income (loss)		122,900,826
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(46,543,072)
Redemptions in-kind	(306,798,495)
Total net realized gain (loss)		(353,341,567)
Change in net unrealized appreciation (depreciation) on investment securities		279,032,878
Net gain (loss)		(74,308,689)
Net increase (decrease) in net assets resulting from operations		$48,592,137
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$122,900,826	$104,575,548
Net realized gain (loss)	(353,341,567)	(18,146,874)
Change in net unrealized appreciation (depreciation)	279,032,878	(712,132,109)
Net increase (decrease) in net assets resulting from operations	48,592,137	(625,703,435)
Distributions to shareholders	(119,460,178)	(128,697,407)

Share transactions - net increase (decrease)	(2,482,173,322)	1,520,463,185
Total increase (decrease) in net assets	(2,553,041,363)	766,062,343

Net Assets
Beginning of period	4,232,263,894	3,466,201,551
End of period	$1,679,222,531	$4,232,263,894

Financial Highlights
Fidelity Advisor® Corporate Bond Fund Class A

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.41	$12.76	$12.86	$12.24	$11.22
Income from Investment Operations
Net investment income (loss) A,B	.358	.287	.277	.311	.376
Net realized and unrealized gain (loss)	(.290)	(2.270)	.004	.624	1.018
Total from investment operations	.068	(1.983)	.281	.935	1.394
Distributions from net investment income	(.348)	(.280)	(.274)	(.315)	(.374)
Distributions from net realized gain	-	(.087)	(.107)	-	-
Total distributions	(.348)	(.367)	(.381)	(.315)	(.374)
Net asset value, end of period	$10.13	$10.41	$12.76	$12.86	$12.24
Total Return C,D	.70%	(15.81)%	2.24%	7.78%	12.72%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.78%	.77%	.77%	.77%	.79%
Expenses net of fee waivers, if any	.78%	.77%	.77%	.77%	.79%
Expenses net of all reductions	.78%	.77%	.77%	.77%	.79%
Net investment income (loss)	3.52%	2.47%	2.19%	2.53%	3.31%
Supplemental Data
Net assets, end of period (000 omitted)	$57,501	$59,296	$81,746	$74,657	$48,410
Portfolio turnover rate G	24% H	26%	46%	31% H	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Corporate Bond Fund Class M

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.41	$12.76	$12.86	$12.24	$11.22
Income from Investment Operations
Net investment income (loss) A,B	.353	.282	.274	.304	.368
Net realized and unrealized gain (loss)	(.290)	(2.270)	.004	.624	1.017
Total from investment operations	.063	(1.988)	.278	.928	1.385
Distributions from net investment income	(.343)	(.275)	(.271)	(.308)	(.365)
Distributions from net realized gain	-	(.087)	(.107)	-	-
Total distributions	(.343)	(.362)	(.378)	(.308)	(.365)
Net asset value, end of period	$10.13	$10.41	$12.76	$12.86	$12.24
Total Return C,D	.65%	(15.85)%	2.21%	7.72%	12.64%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.84%	.81%	.79%	.82%	.87%
Expenses net of fee waivers, if any	.84%	.81%	.79%	.82%	.87%
Expenses net of all reductions	.83%	.81%	.79%	.82%	.87%
Net investment income (loss)	3.47%	2.42%	2.16%	2.47%	3.24%
Supplemental Data
Net assets, end of period (000 omitted)	$8,061	$8,439	$12,127	$11,858	$9,093
Portfolio turnover rate G	24% H	26%	46%	31% H	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Corporate Bond Fund Class C

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.41	$12.76	$12.86	$12.23	$11.22
Income from Investment Operations
Net investment income (loss) A,B	.280	.199	.180	.215	.292
Net realized and unrealized gain (loss)	(.290)	(2.271)	.003	.634	1.005
Total from investment operations	(.010)	(2.072)	.183	.849	1.297
Distributions from net investment income	(.270)	(.191)	(.176)	(.219)	(.287)
Distributions from net realized gain	-	(.087)	(.107)	-	-
Total distributions	(.270)	(.278)	(.283)	(.219)	(.287)
Net asset value, end of period	$10.13	$10.41	$12.76	$12.86	$12.23
Total Return C,D	(.07)%	(16.46)%	1.46%	7.04%	11.78%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.54%	1.54%	1.54%	1.54%	1.55%
Expenses net of fee waivers, if any	1.54%	1.54%	1.54%	1.54%	1.55%
Expenses net of all reductions	1.54%	1.54%	1.54%	1.54%	1.55%
Net investment income (loss)	2.75%	1.70%	1.42%	1.75%	2.56%
Supplemental Data
Net assets, end of period (000 omitted)	$8,171	$9,756	$17,010	$17,956	$14,009
Portfolio turnover rate G	24% H	26%	46%	31% H	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Corporate Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.41	$12.76	$12.86	$12.24	$11.22
Income from Investment Operations
Net investment income (loss) A,B	.391	.325	.318	.350	.415
Net realized and unrealized gain (loss)	(.290)	(2.270)	.003	.624	1.017
Total from investment operations	.101	(1.945)	.321	.974	1.432
Distributions from net investment income	(.381)	(.318)	(.314)	(.354)	(.412)
Distributions from net realized gain	-	(.087)	(.107)	-	-
Total distributions	(.381)	(.405)	(.421)	(.354)	(.412)
Net asset value, end of period	$10.13	$10.41	$12.76	$12.86	$12.24
Total Return C	1.03%	(15.54)%	2.56%	8.12%	13.10%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.45%	.44%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.44%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.44%	.45%	.45%	.45%
Net investment income (loss)	3.85%	2.79%	2.50%	2.84%	3.65%
Supplemental Data
Net assets, end of period (000 omitted)	$863,480	$975,308	$1,481,426	$2,179,540	$1,411,052
Portfolio turnover rate F	24% G	26%	46%	31% G	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Corporate Bond Fund Class I

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.41	$12.76	$12.86	$12.24	$11.22
Income from Investment Operations
Net investment income (loss) A,B	.386	.322	.311	.344	.412
Net realized and unrealized gain (loss)	(.289)	(2.273)	.004	.624	1.015
Total from investment operations	.097	(1.951)	.315	.968	1.427
Distributions from net investment income	(.377)	(.312)	(.308)	(.348)	(.407)
Distributions from net realized gain	-	(.087)	(.107)	-	-
Total distributions	(.377)	(.399)	(.415)	(.348)	(.407)
Net asset value, end of period	$10.13	$10.41	$12.76	$12.86	$12.24
Total Return C	.98%	(15.58)%	2.51%	8.07%	13.06%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.50%	.50%	.50%	.50%	.49%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.49%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.49%
Net investment income (loss)	3.80%	2.74%	2.45%	2.80%	3.63%
Supplemental Data
Net assets, end of period (000 omitted)	$127,334	$111,046	$200,288	$183,627	$122,654
Portfolio turnover rate F	24% G	26%	46%	31% G	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Corporate Bond Fund Class Z

Years ended August 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.41	$12.76	$12.86	$12.23	$11.16
Income from Investment Operations
Net investment income (loss) B,C	.404	.326	.328	.360	.358
Net realized and unrealized gain (loss)	(.304)	(2.262)	.005	.635	1.097
Total from investment operations	.100	(1.936)	.333	.995	1.455
Distributions from net investment income	(.390)	(.327)	(.326)	(.365)	(.385)
Distributions from net realized gain	-	(.087)	(.107)	-	-
Total distributions	(.390)	(.414)	(.433)	(.365)	(.385)
Net asset value, end of period	$10.12	$10.41	$12.76	$12.86	$12.23
Total Return D,E	1.02%	(15.47)%	2.66%	8.30%	13.34%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.40%	.40%	.40%	.40%	.40% H
Expenses net of fee waivers, if any	.36%	.36%	.36%	.36%	.36% H
Expenses net of all reductions	.36%	.36%	.36%	.36%	.36% H
Net investment income (loss)	3.94%	2.87%	2.59%	2.93%	3.54% H
Supplemental Data
Net assets, end of period (000 omitted)	$614,675	$3,068,418	$1,673,604	$852,967	$100,483
Portfolio turnover rate I	24% J	26%	46%	31% J	28%

AFor the period October 2, 2018 (commencement of sale of shares) through August 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Corporate Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,616,315
Gross unrealized depreciation	(238,633,078)
Net unrealized appreciation (depreciation)	$(236,016,763)
Tax Cost	$1,903,839,179

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$833,337
Capital loss carryforward	$(70,760,777)
Net unrealized appreciation (depreciation) on securities and other investments	$(236,016,763)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(57,192,474)
Long-term	(13,568,303)
Total capital loss carryforward	$(70,760,777)

Due to large redemptions in the period, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$119,460,178	$110,843,099
Long-term Capital Gains	-	17,854,308
Total	$119,460,178	$128,697,407

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Corporate Bond Fund	551,821,947	247,845,302
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .35% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and distribution and service plan fees, and other expenses such as interest expense.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$142,700	$2,854
Class M	- %	.25%	20,354	45
Class C	.75%	.25%	88,824	9,395
			$251,878	$12,294

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,588
Class M	1,036
Class C A	258
$10,882

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Corporate Bond and Class Z. FIIOC receives an asset-based fee of Corporate Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$100,735.18
Class M	19,146.24
Class C	17,155.19
Corporate Bond	888,447.10
Class I	162,128.15
Class Z	1,039,808.05
	$2,227,419

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss($)	Total Proceeds($)	Participating classes
Fidelity Corporate Bond Fund	271,635,650	(306,798,495)	2,797,847,189	Class Z

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Corporate Bond Fund	4,142
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Corporate Bond Fund	$2,428	$-	$-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$840,872

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,218. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$173
Class M	467
$640
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2023	Year ended August 31, 2022
Fidelity Corporate Bond Fund
Distributions to shareholders
Class A	$1,955,268	$2,287,021
Class M	274,530	320,980
Class C	235,971	334,690
Corporate Bond	33,206,920	42,444,861
Class I	4,114,668	5,590,492
Class Z	79,672,821	77,719,363
Total	$119,460,178	$128,697,407
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2023	Year ended August 31, 2022	Year ended August 31, 2023	Year ended August 31, 2022
Fidelity Corporate Bond Fund
Class A
Shares sold	1,423,074	1,179,666	$14,514,579	$13,976,580
Reinvestment of distributions	190,673	193,886	1,937,063	2,269,171
Shares redeemed	(1,633,205)	(2,081,425)	(16,602,695)	(24,067,524)
Net increase (decrease)	(19,458)	(707,873)	$(151,053)	$(7,821,773)
Class M
Shares sold	96,681	95,578	$988,404	$1,102,808
Reinvestment of distributions	26,868	27,168	272,953	318,111
Shares redeemed	(138,360)	(262,183)	(1,403,006)	(3,035,109)
Net increase (decrease)	(14,811)	(139,437)	$(141,649)	$(1,614,190)
Class C
Shares sold	156,679	227,434	$1,597,652	$2,709,731
Reinvestment of distributions	23,099	28,159	234,588	332,745
Shares redeemed	(310,353)	(651,038)	(3,149,840)	(7,540,547)
Net increase (decrease)	(130,575)	(395,445)	$(1,317,600)	$(4,498,071)
Corporate Bond
Shares sold	13,930,427	18,433,215	$142,011,626	$211,107,164
Reinvestment of distributions	2,893,315	3,255,463	29,373,877	38,200,866
Shares redeemed	(25,270,881)	(44,055,578)	(254,078,941)	(514,921,231)
Net increase (decrease)	(8,447,139)	(22,366,900)	$(82,693,438)	$(265,613,201)
Class I
Shares sold	9,044,481	8,271,807	$92,367,489	$93,803,206
Reinvestment of distributions	376,245	464,204	3,824,737	5,497,008
Shares redeemed	(7,517,022)	(13,759,605)	(76,536,603)	(155,353,790)
Net increase (decrease)	1,903,704	(5,023,594)	$19,655,623	$(56,053,576)
Class Z
Shares sold	44,097,392	181,425,823	$448,830,214	$2,063,754,531
Reinvestment of distributions	7,070,433	6,747,145	71,397,858	77,136,214
Shares redeemed	(285,342,930)	(24,451,818)	(2,937,753,277)	(284,826,749)
Net increase (decrease)	(234,175,105)	163,721,150	$(2,417,525,205)	$1,856,063,996
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Corporate Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Corporate Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023
Fidelity® Corporate Bond Fund
Class A	.77%
Actual		$ 1,000	$ 1,016.50	$ 3.91
Hypothetical-B		$ 1,000	$ 1,021.32	$ 3.92
Class M	.83%
Actual		$ 1,000	$ 1,016.30	$ 4.22
Hypothetical-B		$ 1,000	$ 1,021.02	$ 4.23
Class C	1.53%
Actual		$ 1,000	$ 1,012.70	$ 7.76
Hypothetical-B		$ 1,000	$ 1,017.49	$ 7.78
Fidelity® Corporate Bond Fund	.45%
Actual		$ 1,000	$ 1,018.20	$ 2.29
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29
Class I	.49%
Actual		$ 1,000	$ 1,018.00	$ 2.49
Hypothetical-B		$ 1,000	$ 1,022.74	$ 2.50
Class Z	.36%
Actual		$ 1,000	$ 1,017.60	$ 1.83
Hypothetical-B		$ 1,000	$ 1,023.39	$ 1.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 5.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $97,890,716 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $119,460,177 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.907004.113
CBD-ANN-1023
Fidelity® Conservative Income Bond Fund

Annual Report
August 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 1.50% sales charge)	3.20%	1.57%	1.26%
Fidelity® Conservative Income Bond Fund	4.84%	1.89%	1.42%
Class I	4.82%	1.89%	1.42%
Class Z	4.83%	1.89%	1.42%

Fidelity Conservative Income Bond Fund was formerly known as Institutional Class.
The initial offering of Classes A, I and Z shares took place on May 25, 2023. Returns prior to May 25, 2023 are those of Fidelity Conservative Income Bond Fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Bond Fund, a class of the fund, on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 3-6 Month Treasury Bill Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Julian Potenza, Rob Galusza and David DeBiase:
For the fiscal year ending August 31, 2023, the fund's retail and advisor share classes posted gains of roughly 5%, net of fees, versus the 4.29% advance of the benchmark Bloomberg U.S. 3-6 Month Treasury Bill Index. For the 12-month period, the fund's strategy of overweighting corporate bond investments versus the all-U.S.-Treasury benchmark aided relative performance. Allocations to financial institutions, especially banking and industrials issuers, were particularly helpful. The portfolio's significant exposure to interest-earning cash also meaningfully contributed. There were no notable relative detractors among the fund's principal investment strategies. At period end, corporates made up about 70% of fund assets, down notably from roughly 85% a year ago. At the same time, we meaningfully increased exposure to U.S. Treasuries from about 4% to roughly 14% of assets. The fund's cash position rose from approximately 11% to roughly 15% during the past year. While we strategically held a larger-than-usual amount of cash due to the favorable interest rate environment, technical valuation factors caused the position to build a little above our target weighting late in the period. We plan to reduce the cash allocation over the coming year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Maturity Diversification (% of Fund's Investments)
Days
1 - 30	46.2
31 - 90	6.2
91 - 180	12.9
181 - 397	12.1
> 397	22.6

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets
Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 48.1%
	Principal Amount (a)	Value ($)
CONSUMER DISCRETIONARY - 4.3%
Automobiles - 3.7%
BMW U.S. Capital LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.530% 5.7468% 4/1/24 (b)(c)(d)	28,838,000	28,855,911
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.840% 6.0568% 4/1/25 (b)(c)(d)	26,951,000	27,113,245
Daimler Finance North America LLC:
0.75% 3/1/24 (b)	17,000,000	16,585,252
2.7% 6/14/24 (b)	3,000,000	2,931,453
3.65% 2/22/24 (b)	7,099,000	7,026,637
4.95% 3/30/25 (b)	20,000,000	19,897,519
5.5% 11/27/24 (b)	12,000,000	11,982,029
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.300% 6.5271% 4/7/25 (c)(d)	20,225,000	20,255,235
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.760% 5.9467% 3/8/24 (c)(d)	19,604,000	19,601,902
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 6.5056% 11/17/23 (c)(d)	16,700,000	16,721,862
Volkswagen Group of America Finance LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.950% 6.136% 6/7/24 (b)(c)(d)	25,400,000	25,466,271
0.875% 11/22/23 (b)	14,300,000	14,147,721
4.25% 11/13/23 (b)	12,800,000	12,756,549
		223,341,586
Broadline Retail - 0.3%
Amazon.com, Inc. 0.45% 5/12/24	20,000,000	19,333,317
Hotels, Restaurants & Leisure - 0.3%
Starbucks Corp. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.420% 5.7275% 2/14/24 (c)(d)	16,681,000	16,681,334
TOTAL CONSUMER DISCRETIONARY		259,356,237
CONSUMER STAPLES - 1.3%
Consumer Staples Distribution & Retail - 0.3%
7-Eleven, Inc. 0.8% 2/10/24 (b)	19,100,000	18,667,016
Tobacco - 1.0%
BAT Capital Corp. 3.222% 8/15/24	22,000,000	21,454,280
Philip Morris International, Inc.:
2.875% 5/1/24	14,000,000	13,741,352
5.125% 11/15/24	12,000,000	11,940,500
Reynolds American, Inc. 4.85% 9/15/23	14,700,000	14,694,966
		61,831,098
TOTAL CONSUMER STAPLES		80,498,114
ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Enbridge, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.630% 5.936% 2/16/24 (c)(d)	16,541,000	16,553,195
4% 10/1/23	13,375,000	13,352,411
Equinor ASA 2.65% 1/15/24	19,000,000	18,762,916
Phillips 66 Co. 0.9% 2/15/24	5,000,000	4,890,274
		53,558,796
FINANCIALS - 35.5%
Banks - 22.0%
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.6068% 6/14/24 (c)(d)	23,400,000	23,325,690
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.660% 5.9717% 2/4/25 (c)(d)	28,500,000	28,475,735
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.100% 6.3814% 4/25/25 (c)(d)	9,760,000	9,799,918
0.81% 10/24/24 (c)	15,000,000	14,883,773
1.843% 2/4/25 (c)	9,500,000	9,327,744
3.458% 3/15/25 (c)	18,300,000	18,039,319
3.841% 4/25/25 (c)	29,200,000	28,779,041
Bank of Montreal:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.260% 5.4586% 9/15/23 (c)(d)	25,000,000	24,999,793
4.25% 9/14/24	19,016,000	18,712,863
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.440% 5.6934% 4/15/24 (c)(d)	29,350,000	29,327,483
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.550% 5.7436% 9/15/23 (c)(d)	26,000,000	26,003,263
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.260% 5.4536% 9/15/23 (c)(d)	30,450,000	30,450,220
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.6938% 7/31/24 (c)(d)	26,000,000	25,955,245
0.55% 9/15/23	5,000,000	4,992,885
Banque Federative du Credit Mutuel SA U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.410% 5.7206% 2/4/25 (b)(c)(d)	10,000,000	9,929,272
Barclays PLC 1.007% 12/10/24 (c)	15,250,000	15,039,197
BNP Paribas SA 4.705% 1/10/25 (b)(c)	25,144,000	25,003,917
BPCE SA:
3 month U.S. LIBOR + 1.240% 6.7797% 9/12/23 (b)(c)(d)	14,800,000	14,802,190
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.8151% 1/14/25 (b)(c)(d)	14,031,000	13,973,361
2.375% 1/14/25 (b)	8,819,000	8,340,836
4% 9/12/23 (b)	6,110,000	6,107,312
Canadian Imperial Bank of Commerce U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.940% 6.1671% 4/7/25 (c)(d)	26,960,000	27,032,514
Citigroup, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.370% 6.6749% 5/24/25 (c)(d)	24,955,000	25,067,193
0.776% 10/30/24 (c)	15,000,000	14,863,719
0.981% 5/1/25 (c)	18,663,000	18,023,958
3.352% 4/24/25 (c)	17,000,000	16,684,997
Credit Agricole SA 3.875% 4/15/24 (b)	9,500,000	9,376,671
Danske Bank A/S:
3.875% 9/12/23 (b)	9,117,000	9,112,863
6.466% 1/9/26 (b)(c)	5,121,000	5,123,345
DNB Bank ASA:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.830% 6.0415% 3/28/25 (b)(c)(d)	27,000,000	27,004,707
0.856% 9/30/25 (b)(c)	16,250,000	15,393,339
2.968% 3/28/25 (b)(c)	10,200,000	10,025,379
Federation des caisses Desjardin U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.735% 5/21/24 (b)(c)(d)	25,121,000	25,087,333
Fifth Third Bancorp 3.65% 1/25/24	38,784,000	38,417,571
HSBC Holdings PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.580% 5.8843% 11/22/24 (c)(d)	20,000,000	19,987,090
1.162% 11/22/24 (c)	10,636,000	10,507,217
3.803% 3/11/25 (c)	10,500,000	10,368,593
Huntington National Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.190% 6.496% 5/16/25 (c)(d)	25,700,000	25,163,127
4.008% 5/16/25 (c)	9,375,000	9,142,686
JPMorgan Chase & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.970% 6.1625% 6/14/25 (c)(d)	25,155,000	25,207,071
0.653% 9/16/24 (c)	11,125,000	11,102,306
0.824% 6/1/25 (c)	18,660,000	17,918,647
0.969% 6/23/25 (c)	20,000,000	19,171,312
1.561% 12/10/25 (c)	12,129,000	11,452,316
3.22% 3/1/25 (c)	19,163,000	18,897,942
KeyBank NA U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.320% 5.5125% 6/14/24 (c)(d)	28,390,000	27,837,304
Lloyds Banking Group PLC 3.9% 3/12/24	11,900,000	11,767,263
Mitsubishi UFJ Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.380% 6.5646% 9/12/25 (c)(d)	20,000,000	20,092,820
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.650% 6.9015% 7/18/25 (c)(d)	25,000,000	25,142,314
0.848% 9/15/24 (c)	14,209,000	14,188,076
0.953% 7/19/25 (c)	24,800,000	23,701,847
4.788% 7/18/25 (c)	11,895,000	11,761,717
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (c)	17,000,000	16,994,144
3.922% 9/11/24 (c)	18,000,000	17,991,393
Morgan Stanley Bank, West Valley City Utah 5.479% 7/16/25	19,500,000	19,526,843
NatWest Markets PLC U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.6522% 3/22/25 (b)(c)(d)	17,169,000	17,291,287
Rabobank Nederland 2.625% 7/22/24 (b)	12,200,000	11,861,228
Rabobank Nederland New York Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.300% 5.5394% 1/12/24 (c)(d)	9,000,000	8,998,524
0.375% 1/12/24	18,000,000	17,667,406
Royal Bank of Canada U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.450% 5.7456% 10/26/23 (c)(d)	31,000,000	31,008,115
Sumitomo Mitsui Financial Group, Inc. 0.508% 1/12/24	5,000,000	4,906,164
Svenska Handelsbanken AB 0.55% 6/11/24 (b)	12,400,000	11,920,151
Swedbank AB U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.910% 6.1286% 4/4/25 (b)(c)(d)	16,717,000	16,729,608
The Toronto-Dominion Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.5347% 3/4/24 (c)(d)	32,800,000	32,792,549
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.0967% 3/8/24 (c)(d)	23,752,000	23,814,735
3.25% 3/11/24	16,000,000	15,793,968
Truist Bank U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.200% 5.4484% 1/17/24 (c)(d)	30,450,000	30,304,021
Truist Financial Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.400% 5.5876% 6/9/25 (c)(d)	27,500,000	26,812,225
Wells Fargo & Co.:
0.805% 5/19/25 (c)	12,850,000	12,369,106
3.3% 9/9/24	22,100,000	21,577,941
3.75% 1/24/24	19,485,000	19,329,528
Wells Fargo Bank NA U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.800% 6.1087% 8/1/25 (c)(d)	15,390,000	15,415,046
		1,313,996,276
Capital Markets - 7.5%
Charles Schwab Corp. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.500% 5.6959% 3/18/24 (c)(d)	11,600,000	11,587,219
Credit Suisse AG:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.390% 5.7021% 2/2/24 (c)(d)	50,000,000	49,835,226
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.260% 6.5647% 2/21/25 (c)(d)	21,200,000	20,920,184
Deutsche Bank AG New York Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.8098% 11/8/23 (c)(d)	28,400,000	28,395,357
0.962% 11/8/23	19,741,000	19,557,746
Goldman Sachs Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 5.9752% 1/24/25 (c)(d)	27,000,000	26,960,461
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.390% 6.5836% 3/15/24 (c)(d)	25,953,000	26,058,162
1.757% 1/24/25 (c)	8,800,000	8,636,760
3% 3/15/24	12,538,000	12,344,384
4% 3/3/24	24,000,000	23,761,997
5.7% 11/1/24	18,000,000	17,965,514
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.7572% 1/25/24 (c)(d)	16,992,000	16,988,367
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.7739% 11/10/23 (c)(d)	25,185,000	25,186,987
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.9247% 1/24/25 (c)(d)	27,000,000	26,952,804
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.160% 6.4155% 4/17/25 (c)(d)	26,956,000	27,025,620
0.79% 5/30/25 (c)	20,000,000	19,175,629
3.7% 10/23/24	12,100,000	11,842,102
UBS AG London Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.360% 5.6687% 2/9/24 (b)(c)(d)	36,650,000	36,634,641
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.7587% 8/9/24 (b)(c)(d)	17,225,000	17,192,849
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.470% 5.7122% 1/13/25 (b)(c)(d)	20,750,000	20,687,872
		447,709,881
Consumer Finance - 3.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.680% 5.8932% 9/29/23 (c)(d)	20,613,000	20,607,106
American Express Co. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.720% 6.0313% 5/3/24 (c)(d)	21,545,000	21,631,671
Capital One Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.8866% 12/6/24 (c)(d)	24,955,000	24,686,235
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.350% 6.6597% 5/9/25 (c)(d)	25,611,000	25,551,073
1.343% 12/6/24 (c)	17,000,000	16,756,089
3.3% 10/30/24	6,000,000	5,827,421
4.166% 5/9/25 (c)	9,600,000	9,418,848
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.8632% 12/29/23 (c)(d)	25,490,000	25,520,591
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.8222% 3/22/24 (c)(d)	26,000,000	26,029,183
		176,028,217
Financial Services - 1.1%
Athene Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.700% 6.0029% 5/24/24 (b)(c)(d)	32,000,000	31,766,605
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.710% 5.9421% 1/7/25 (b)(c)(d)	31,450,000	30,871,557
		62,638,162
Insurance - 1.9%
Marsh & McLennan Companies, Inc. 3.875% 3/15/24	11,900,000	11,776,024
New York Life Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.430% 5.6143% 6/6/24 (b)(c)(d)	26,200,000	26,213,038
Pacific Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.6304% 4/12/24 (b)(c)(d)	30,000,000	29,987,700
Principal Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.6894% 4/12/24 (b)(c)(d)	19,254,000	19,254,193
Protective Life Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.980% 6.1915% 3/28/25 (b)(c)(d)	28,000,000	28,105,295
		115,336,250
TOTAL FINANCIALS		2,115,708,786
HEALTH CARE - 1.8%
Biotechnology - 0.3%
Amgen, Inc. 3.625% 5/22/24	16,000,000	15,764,034
Health Care Providers & Services - 0.3%
CVS Health Corp. 3.375% 8/12/24	20,000,000	19,531,562
Pharmaceuticals - 1.2%
Bayer U.S. Finance II LLC 3.875% 12/15/23 (b)	25,800,000	25,654,622
Roche Holdings, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.330% 5.5164% 9/11/23 (b)(c)(d)	33,325,000	33,326,061
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	13,000,000	12,975,891
		71,956,574
TOTAL HEALTH CARE		107,252,170
INDUSTRIALS - 1.9%
Industrial Conglomerates - 0.5%
Siemens Financieringsmaatschappij NV U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.6185% 3/11/24 (b)(c)(d)	32,000,000	32,038,039
Machinery - 1.4%
Caterpillar Financial Services Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.7575% 11/13/23 (c)(d)	26,000,000	26,013,000
Daimler Trucks Finance North America LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 6.2186% 4/5/24 (b)(c)(d)	20,950,000	20,985,064
1.125% 12/14/23 (b)	23,400,000	23,084,079
5.2% 1/17/25 (b)	6,190,000	6,147,012
Parker Hannifin Corp. 3.65% 6/15/24	5,000,000	4,913,589
		81,142,744
TOTAL INDUSTRIALS		113,180,783
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.3%
Bank of America NA 5.65% 8/18/25	18,000,000	18,061,132
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.250% 5.4668% 10/1/24 (c)(d)	9,050,000	9,045,126
TOTAL INFORMATION TECHNOLOGY		27,106,258
UTILITIES - 1.9%
Electric Utilities - 1.3%
DTE Electric Co. 3.65% 3/15/24	14,088,000	13,931,335
NextEra Energy Capital Holdings, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.400% 5.7113% 11/3/23 (c)(d)	28,375,000	28,384,704
Southern California Edison Co. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.830% 6.0468% 4/1/24 (c)(d)	25,000,000	25,001,210
Virginia Electric & Power Co. 3.45% 2/15/24	13,385,000	13,237,601
		80,554,850
Multi-Utilities - 0.6%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.9575% 5/13/24 (c)(d)	20,794,000	20,788,748
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 6.082% 9/15/23 (c)(d)	12,339,000	12,338,986
		33,127,734
TOTAL UTILITIES		113,682,584
TOTAL NONCONVERTIBLE BONDS (Cost $2,872,012,976)		2,870,343,728

U.S. Government and Government Agency Obligations - 14.0%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.1%
Federal Home Loan Bank 0% 9/19/23	7,000,000	6,982,131
U.S. Treasury Obligations - 13.9%
U.S. Treasury Bills, yield at date of purchase 4.69% to 4.73% 1/25/24	304,500,000	297,974,998
U.S. Treasury Notes:
0.75% 12/31/23	56,300,000	55,429,109
3% 6/30/24	260,952,000	255,865,474
4.125% 1/31/25	190,250,000	187,596,905
4.75% 7/31/25	30,000,000	29,919,141
TOTAL U.S. TREASURY OBLIGATIONS		826,785,627
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $837,101,516)		833,767,758

Certificates of Deposit - 12.2%
	Principal Amount (a)	Value ($)
Barclays Bank PLC yankee:
5.4% 11/6/23	22,000,000	21,987,680
5.56% 11/27/23	26,000,000	25,987,049
BMO Harris Bank NA U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.670% 5.97% 7/8/24 (c)(d)	25,000,000	24,999,943
Canadian Imperial Bank of Commerce yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 4/1/24 (c)(d)	28,500,000	28,565,476
5.5% 1/19/24	23,700,000	23,681,986
5.6% 12/1/23	23,700,000	23,703,766
Citibank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 6/17/24 (c)(d)	20,000,000	20,022,562
5.78% 3/8/24	25,000,000	24,987,155
Lloyds Bank Corporate Markets PLC yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 5/10/24 (c)(d)	23,700,000	23,727,155
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.99% 7/8/24 (c)(d)	25,000,000	24,998,958
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 6/7/24 (c)(d)	25,000,000	25,036,175
5.91% 6/17/24	25,000,000	24,982,265
Mitsubishi UFJ Trust & Banking Corp. yankee 5.58% 11/15/23	25,000,000	25,003,285
Mizuho Corporate Bank Ltd. yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.75% 1/16/24 (c)(d)	25,000,000	25,011,770
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.560% 5.86% 5/24/24 (c)(d)	25,000,000	24,999,165
5.57% 11/13/23	25,000,000	25,004,988
Rabobank Nederland New York Branch yankee 6.05% 7/10/24	25,000,000	24,968,653
Royal Bank of Canada yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.580% 5.88% 9/19/23 (c)(d)	24,000,000	24,004,884
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 7/3/24 (c)(d)	25,000,000	25,032,080
State Street Bank & Trust Co., Boston U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.340% 5.64% 2/20/24 (c)(d)	8,000,000	7,999,280
Sumitomo Mitsui Banking Corp. yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 5/1/24 (c)(d)	24,000,000	24,020,189
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 7/11/24 (c)(d)	25,000,000	25,018,993
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 7/26/24 (c)(d)	25,000,000	25,013,293
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 8/14/24 (c)(d)	25,000,000	25,006,198
Svenska Handelsbanken, Inc. yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.87% 8/29/24 (c)(d)	25,000,000	24,995,065
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 3/28/24 (c)(d)	28,500,000	28,543,987
Toronto-Dominion Bank yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.670% 5.97% 3/25/24 (c)(d)	24,000,000	24,031,606
5.6% 11/27/23	23,700,000	23,699,076
Wells Fargo Bank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.630% 5.93% 7/18/24 (c)(d)	25,000,000	25,013,535
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 7/5/24 (c)(d)	25,000,000	25,021,838
TOTAL CERTIFICATES OF DEPOSIT (Cost $724,800,000)		725,068,055

Commercial Paper - 10.6%
	Principal Amount (a)	Value ($)
AT&T, Inc.:
5.42% 12/19/23	20,000,000	19,655,334
5.7% 1/23/24	19,000,000	18,564,328
Bank of Montreal:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 10/6/23 (c)(d)	24,000,000	24,011,933
yankee 6% 4/4/24 (c)(d)	19,000,000	19,027,098
Barclays Bank PLC U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.730% 6.03% 6/5/24 (b)(c)(d)	25,000,000	24,999,783
Barclays Bank PLC/Barclays U.S. CCP Funding LLC yankee 5.4% 11/6/23 (b)	13,000,000	12,867,754
Bayer Corp.:
5.9% 8/15/24	25,000,000	23,568,160
5.93% 7/9/24	25,000,000	23,713,658
5.93% 7/24/24	25,000,000	23,654,518
BPCE SA yankee:
5.15% 12/7/23	23,500,000	23,144,250
5.52% 10/12/23	20,000,000	19,873,486
5.66% 2/15/24	25,000,000	24,340,368
5.66% 7/19/24	25,000,000	23,730,430
Citigroup Global Markets, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 9/22/23 (c)(d)	32,000,000	32,010,448
General Motors Financial Co., Inc. 5.67% 11/15/23	14,000,000	13,829,553
HSBC U.S.A., Inc.:
yankee:
5.35% 11/1/23	26,000,000	25,751,796
5.505% 2/2/24	24,000,000	23,407,591
6.05% 8/14/24	25,000,000	23,537,108
5.64% 1/12/24	23,700,000	23,200,518
J.P. Morgan Securities, LLC 5.94% 7/12/24 (c)(d)	25,000,000	24,999,798
NatWest Markets PLC yankee:
5.28% 11/7/23	26,000,000	25,728,955
5.34% 2/9/24	23,700,000	23,095,934
5.62% 12/8/23	25,000,000	24,616,238
Philip Morris International, Inc. 5% 10/24/23	22,000,000	21,821,932
Sempra 5.56% 9/5/23	19,000,000	18,985,592
Sumitomo Mitsui Trust Bank Ltd. yankee 5.47% 10/11/23	25,000,000	24,847,703
Svenska Handelsbanken AB yankee 5.3% 10/18/23	23,700,000	23,535,143
The Toronto-Dominion Bank yankee 4.97% 10/27/23	22,000,000	21,813,816
TOTAL COMMERCIAL PAPER (Cost $632,488,826)		632,333,225

Money Market Funds - 15.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (e) (Cost $922,498,736)	922,367,137	922,551,611

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $5,988,902,054)	5,984,064,377
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(22,806,835)
NET ASSETS - 100.0%	5,961,257,542

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $842,328,566 or 14.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	687,128,909	3,469,980,716	3,234,558,014	30,522,787	-	-	922,551,611	2.3%
Total	687,128,909	3,469,980,716	3,234,558,014	30,522,787	-	-	922,551,611

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	2,870,343,728	-	2,870,343,728	-

U.S. Government and Government Agency Obligations	833,767,758	-	833,767,758	-

Certificates of Deposit	725,068,055	-	725,068,055	-

Commercial Paper	632,333,225	-	632,333,225	-

Money Market Funds	922,551,611	922,551,611	-	-
Total Investments in Securities:	5,984,064,377	922,551,611	5,061,512,766	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $5,066,403,318)	$5,061,512,766
Fidelity Central Funds (cost $922,498,736)	922,551,611

Total Investment in Securities (cost $5,988,902,054)		$5,984,064,377
Cash		858,250
Receivable for fund shares sold		12,883,222
Interest receivable		32,213,609
Distributions receivable from Fidelity Central Funds		3,591,275
Receivable from investment adviser for expense reductions		229,533
Other receivables		21,075
Total assets		6,033,861,341
Liabilities
Payable for investments purchased	$57,782,227
Payable for fund shares redeemed	8,173,967
Distributions payable	5,154,132
Accrued management fee	980,889
Distribution and service plan fees payable	186
Other affiliated payables	491,323
Other payables and accrued expenses	21,075
Total Liabilities		72,603,799
Net Assets		$5,961,257,542
Net Assets consist of:
Paid in capital		$5,970,643,122
Total accumulated earnings (loss)		(9,385,580)
Net Assets		$5,961,257,542

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,859,013 ÷ 185,347 shares)(a)		$10.03
Maximum offering price per share (100/98.50 of $10.03)		$10.18
Fidelity Conservative Income Bond Fund :
Net Asset Value, offering price and redemption price per share ($5,638,810,275 ÷ 562,378,799 shares)		$10.03
Class I :
Net Asset Value, offering price and redemption price per share ($65,641,542 ÷ 6,544,078 shares)		$10.03
Class Z :
Net Asset Value, offering price and redemption price per share ($254,946,712 ÷ 25,417,892 shares)		$10.03
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$235,203,375
Income from Fidelity Central Funds		30,522,787
Total Income		265,726,162
Expenses
Management fee	$15,034,612
Transfer agent fees	4,548,593
Distribution and service plan fees	302
Independent trustees' fees and expenses	21,036
Total expenses before reductions	19,604,543
Expense reductions	(4,205,199)
Total expenses after reductions		15,399,344
Net Investment income (loss)		250,326,818
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,626,174)
Total net realized gain (loss)		(1,626,174)
Change in net unrealized appreciation (depreciation) on investment securities		20,885,151
Net gain (loss)		19,258,977
Net increase (decrease) in net assets resulting from operations		$269,585,795
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$250,326,818	$37,082,550
Net realized gain (loss)	(1,626,174)	(2,453,592)
Change in net unrealized appreciation (depreciation)	20,885,151	(36,185,948)
Net increase (decrease) in net assets resulting from operations	269,585,795	(1,556,990)
Distributions to shareholders	(250,274,265)	(38,320,313)

Share transactions - net increase (decrease)	(148,204,679)	(1,244,820,263)
Total increase (decrease) in net assets	(128,893,149)	(1,284,697,566)

Net Assets
Beginning of period	6,090,150,691	7,374,848,257
End of period	$5,961,257,542	$6,090,150,691

Financial Highlights
Fidelity Advisor® Conservative Income Bond Fund Class A

Years ended August 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.01
Income from Investment Operations
Net investment income (loss) B,C	.131
Net realized and unrealized gain (loss)	.019
Total from investment operations	.150
Distributions from net investment income	(.130)
Total distributions	(.130)
Net asset value, end of period	$10.03
Total Return D,E,F	1.51%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.39% I
Expenses net of fee waivers, if any	.39% I
Expenses net of all reductions	.39% I
Net investment income (loss)	5.00% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,859
Portfolio turnover rate J	48%

AFor the period May 25, 2023 (commencement of sale of shares) through August 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Conservative Income Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.99	$10.05	$10.07	$10.04	$10.04
Income from Investment Operations
Net investment income (loss) A,B	.506	.059	.039	.156	.257
Net realized and unrealized gain (loss)	(.032) C	(.056)	(.019)	.031	- D
Total from investment operations	.474	.003	.020	.187	.257
Distributions from net investment income	(.434)	(.061)	(.038)	(.157)	(.257)
Distributions from net realized gain	-	(.002)	(.002)	-	-
Total distributions	(.434)	(.063)	(.040)	(.157)	(.257)
Net asset value, end of period	$10.03	$9.99	$10.05	$10.07	$10.04
Total Return E	4.84%	.03%	.20%	1.88%	2.59%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.34%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.27%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.27%	.25%	.25%	.25%	.25%
Net investment income (loss)	4.29%	.59%	.39%	1.55%	2.56%
Supplemental Data
Net assets, end of period (000 omitted)	$5,638,810	$4,522,064	$5,364,328	$9,362,863	$9,371,991
Portfolio turnover rate H	48%	50%	62% I	56%	36%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DAmount represents less than $.0005 per share.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Conservative Income Bond Fund Class I

Years ended August 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.01
Income from Investment Operations
Net investment income (loss) B,C	.126
Net realized and unrealized gain (loss)	.029
Total from investment operations	.155
Distributions from net investment income	(.135)
Total distributions	(.135)
Net asset value, end of period	$10.03
Total Return D,E	1.55%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.44% H
Expenses net of fee waivers, if any	.25% H
Expenses net of all reductions	.25% H
Net investment income (loss)	5.16% H
Supplemental Data
Net assets, end of period (000 omitted)	$65,642
Portfolio turnover rate I	48%

AFor the period May 25, 2023 (commencement of sale of shares) through August 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Conservative Income Bond Fund Class Z

Years ended August 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.01
Income from Investment Operations
Net investment income (loss) B,C	.125
Net realized and unrealized gain (loss)	.031
Total from investment operations	.156
Distributions from net investment income	(.136)
Total distributions	(.136)
Net asset value, end of period	$10.03
Total Return D,E	1.56%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.25% H
Expenses net of fee waivers, if any	.20% H
Expenses net of all reductions	.20% H
Net investment income (loss)	5.20% H
Supplemental Data
Net assets, end of period (000 omitted)	$254,947
Portfolio turnover rate I	48%

AFor the period May 25, 2023 (commencement of sale of shares) through August 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class I, and Class Z shares on May 25, 2023. The Fund offers Class A, Fidelity Conservative Income Bond Fund (formerly Institutional Class), Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Effective April 1, 2023, Conservative Income Bond share class was consolidated into Institutional Class. Institutional Class was then renamed Fidelity Conservative Income Bond Fund.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Conservative Income Bond Fund	$21,075

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,121,473
Gross unrealized depreciation	(9,959,149)
Net unrealized appreciation (depreciation)	$(4,837,676)
Tax Cost	$5,988,902,053

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(4,079,766)
Net unrealized appreciation (depreciation) on securities and other investments	$(4,837,676)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(3,529,446)
Long-term	(550,320)
Total capital loss carryforward	$(4,079,766)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$250,274,265	$36,906,333
Long-term Capital Gains	-	1,413,980
Total	$250,274,265	$38,320,313

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

LIBOR Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Conservative Income Bond Fund	1,237,603,783	2,255,196,755

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective April 1, 2023, the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Prior to April 1, 2023, the Fund paid a monthly management fee that was based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser paid all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

For the reporting period, the total annual management fee rate was .26% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.15%	302	22
			$302	$22

Sales Load. FDC may receive a front-end sales charge of up to 1.50% for selling Class A shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on Class A redemptions. The deferred sales charges are .75% or .50% for certain purchases of Class A shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$96

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Fidelity Conservative Income Bond Fund and Class Z. FIIOC receives an asset-based fee of Fidelity Conservative Income Bond Fund's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Conservative Income Bond	$878,571	.10 B
Class A	87.04
Fidelity Conservative Income Bond Fund	3,644,917	.06 A
Class I	15,760.24
Class Z	9,258.05
	$4,548,593

A Effective April 1, 2023, the asset-based fee changed from .05% to .10%.
B Annualized.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.
The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Bond	.35%	$452,398
Class A	.45% A	-
Fidelity Conservative Income Bond Fund	.25%	3,728,343
Class I	.25% A	12,177
Class Z	.20% A	8,597
		$4,201,515

A Expense limitation effective May 25, 2023.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3,684.

8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2023 A	Year ended August 31, 2022
Fidelity Conservative Income Bond Fund
Distributions to shareholders
Conservative Income Bond	$32,539,546	$8,754,163
Class A	10,386	-
Fidelity Conservative Income Bond Fund	216,434,587	29,566,150
Class I	341,526	-
Class Z	948,220	-
Total	$250,274,265	$38,320,313

A Distributions for Class A, Class I and Class Z are for the period May 25, 2023 (commencement of sale of shares) through August 31, 2023.

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2023 A	Year ended August 31, 2022	Year ended August 31, 2023 A	Year ended August 31, 2022
Fidelity Conservative Income Bond Fund
Conservative Income Bond
Shares sold	41,755,027	53,966,835	$417,744,453	$539,928,940
Reinvestment of distributions	2,768,499	771,853	27,679,588	7,715,519
Shares redeemed	(201,421,079)	(97,830,724)	(2,015,407,325)	(979,511,160)
Net increase (decrease)	(156,897,553)	(43,092,036)	$(1,569,983,284)	$(431,866,701)
Class A
Shares sold	331,504	-	$3,323,379	$ -
Reinvestment of distributions	947	-	9,494	-
Shares redeemed	(147,104)	-	(1,474,640)	-
Net increase (decrease)	185,347	-	$1,858,233	$ -
Fidelity Conservative Income Bond Fund
Shares sold	433,522,857	270,630,970	$4,336,904,918	$2,709,599,692
Reinvestment of distributions	16,648,134	2,071,661	166,613,369	20,714,370
Shares redeemed	(340,246,814)	(353,834,362)	(3,404,040,640)	(3,543,267,624)
Net increase (decrease)	109,924,177	(81,131,731)	$1,099,477,647	$(812,953,562)
Class I
Shares sold	6,690,773	-	$67,082,037	$ -
Reinvestment of distributions	33,635	-	337,270	-
Shares redeemed	(180,330)	-	(1,807,812)	-
Net increase (decrease)	6,544,078	-	$65,611,495	$ -
Class Z
Shares sold	25,849,332	-	$259,155,911	$ -
Reinvestment of distributions	76,708	-	768,987	-
Shares redeemed	(508,148)	-	(5,093,668)	-
Net increase (decrease)	25,417,892	-	$254,831,230	$ -

A Share transactions for Class A, Class I and Class Z are for the period May 25, 2023 (commencement of sale of shares) through August 31, 2023.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Conservative Income Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 11, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023) for Fidelity® Conservative Income Bond Fund and for the period (May 25, 2023 to August 31, 2023) for Class A and Class I and Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value	Ending Account Value August 31, 2023	Expenses Paid During Period
Fidelity® Conservative Income Bond Fund
Class A	.39%
Actual		$ 1,000	$ 1,015.10	$ 1.07C
Hypothetical-B		$ 1,000	$ 1,023.24	$ 1.99D
Fidelity® Conservative Income Bond Fund	.25%
Actual		$ 1,000	$ 1,026.40	$ 1.28C
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28D
Class I	.25%
Actual		$ 1,000	$ 1,015.50	$ .68C
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28D
Class Z	.20%
Actual		$ 1,000	$ 1,015.60	$ .55C
Hypothetical-B		$ 1,000	$ 1,024.20	$ 1.02D

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 / 365 (to reflect the one-half year period) for  Fidelity® Conservative Income Bond Fund and multiplied by 99 / 365 (to reflect the period May 25, 2023 to August 31, 2023) for Class A and Class I and Class Z.

D   Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 9.51% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $72,382,186 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $240,638,007 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Conservative Income Bond Fund

At its March 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) for the fund (the Amended Contract) that will charge a flat management fee covering fund-level expenses of 20 basis points. As a result, the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, effective April 1, 2023. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract (Current Management Contract). At its September 2022 meeting, the Board concluded that the nature, extent and quality of the services to be provided to the fund under the Current Management Contract should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contract at its March 2023 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the Current Management Contract. Based on its review, the Board concluded at its September 2022 meeting that the fund's current management fee and the total expense ratio of the fund are fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
In reviewing the Amended Contract, the Board considered the fund's proposed management fee rate out of which FMR will pay all "fund-level" expenses, with certain limited exceptions, and the projected total expense ratio of the fund. The Board considered that the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, based on the average group assets for December 2022. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total net expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.
The Board also noted that, in conjunction with the approval of the lower management fee rate under the Amended Contract, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets exceed 25 basis points through December 31, 2024.
Based on its review, the Board concluded that the fund's management fee and projected total expense ratio continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.
Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its September 2022 meeting, the Board concluded that it was satisfied that the profitability of Fidelity in connection with the operation of the fund was not excessive. Because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider Fidelity's costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract.
Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its September 2022 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with the approval of the fund's Amended Contract, the Board did not consider economies of scale because the proposed fee arrangement lowers the fund's management fee and FMR will continue to contractually limit expenses. The Board will continue to review economies of scale in connection with its consideration of future renewals of the Amended Contract.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the fund's Amended Contract should be approved.

1.924089.112
FCV-ANN-1023
Fidelity Flex® Funds

Fidelity Flex® U.S. Bond Index Fund

Annual Report
August 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity Flex® U.S. Bond Index Fund	-1.22%	0.47%	0.80%

A   From March 9, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® U.S. Bond Index Fund, on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund returned -1.22% versus the -1.19% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Differences in the way fund holdings and index components were priced modestly detracted from relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Given the large number of securities in the index (roughly 13,400) and the significant costs associated with full replication of the index, we construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the index. Exposures include duration, key rate durations, credit quality, sector and issuer allocation and other factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (1.3)%*
Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (1.3)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 26.3%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
1.65% 2/1/28	200,000	171,003
2.25% 2/1/32	1,280,000	998,661
2.55% 12/1/33	210,000	160,236
2.75% 6/1/31	401,000	331,284
3.1% 2/1/43	210,000	146,246
3.3% 2/1/52	350,000	228,213
3.5% 6/1/41	630,000	462,063
3.5% 9/15/53	1,009,000	664,129
3.5% 2/1/61	410,000	262,647
3.55% 9/15/55	293,000	191,232
3.65% 6/1/51	220,000	150,894
3.65% 9/15/59	419,000	271,165
4.5% 5/15/35	220,000	195,516
4.65% 6/1/44	110,000	91,269
4.75% 5/15/46	130,000	108,529
5.15% 3/15/42	236,000	210,148
5.45% 3/1/47	160,000	146,909
Bell Canada:
3.2% 2/15/52	100,000	65,506
4.464% 4/1/48	130,000	106,987
British Telecommunications PLC 9.625% 12/15/30	154,000	187,536
Deutsche Telekom International Financial BV 8.75% 6/15/30 (b)	210,000	247,256
Orange SA 5.375% 1/13/42	170,000	162,775
Sprint Capital Corp. 6.875% 11/15/28	490,000	517,637
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	300,000	285,548
5.213% 3/8/47	160,000	134,097
7.045% 6/20/36	100,000	106,550
Telefonica Europe BV 8.25% 9/15/30	508,000	579,890
TELUS Corp. 4.3% 6/15/49	100,000	77,855
Verizon Communications, Inc.:
1.5% 9/18/30	930,000	726,621
2.355% 3/15/32	615,000	486,427
2.85% 9/3/41	920,000	628,189
2.987% 10/30/56	692,000	413,517
3.55% 3/22/51	500,000	350,450
4.016% 12/3/29	430,000	399,771
4.125% 3/16/27	540,000	520,182
4.272% 1/15/36	106,000	94,108
4.329% 9/21/28	270,000	258,588
4.4% 11/1/34	100,000	90,603
4.812% 3/15/39	780,000	708,450
5.012% 4/15/49	146,000	130,941
5.012% 8/21/54	214,000	189,452
5.25% 3/16/37	102,000	99,363
		12,358,443
Entertainment - 0.1%
Activision Blizzard, Inc. 2.5% 9/15/50	100,000	63,590
The Walt Disney Co.:
2% 9/1/29	40,000	33,914
2.65% 1/13/31	200,000	171,338
2.75% 9/1/49	160,000	102,923
3.5% 5/13/40	163,000	130,703
3.6% 1/13/51	250,000	188,126
3.7% 10/15/25	434,000	421,372
3.8% 5/13/60	60,000	45,391
4.75% 9/15/44	151,000	138,323
6.2% 12/15/34	150,000	162,640
		1,458,320
Interactive Media & Services - 0.2%
Alphabet, Inc.:
0.45% 8/15/25	100,000	91,778
1.1% 8/15/30	410,000	328,574
1.9% 8/15/40	100,000	67,109
2.05% 8/15/50	340,000	203,521
Baidu, Inc.:
3.075% 4/7/25	210,000	201,392
4.375% 5/14/24	480,000	474,984
Meta Platforms, Inc.:
3.5% 8/15/27	470,000	447,930
3.85% 8/15/32	120,000	110,172
4.45% 8/15/52	480,000	407,366
4.95% 5/15/33	200,000	199,023
5.6% 5/15/53	150,000	150,617
5.75% 5/15/63	110,000	111,085
		2,793,551
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	100,000	80,580
3.5% 6/1/41	280,000	185,574
3.5% 3/1/42	430,000	281,115
3.75% 2/15/28	150,000	137,260
3.85% 4/1/61	300,000	179,227
3.95% 6/30/62	100,000	60,307
4.4% 4/1/33	700,000	616,351
4.4% 12/1/61	120,000	78,870
5.125% 7/1/49	200,000	153,895
5.375% 4/1/38	110,000	93,153
5.375% 5/1/47	100,000	79,907
5.5% 4/1/63	110,000	86,415
5.75% 4/1/48	250,000	210,621
6.484% 10/23/45	100,000	91,995
6.834% 10/23/55	140,000	129,655
Comcast Corp.:
1.5% 2/15/31	295,000	230,819
1.95% 1/15/31	300,000	242,569
2.35% 1/15/27	1,380,000	1,266,063
2.45% 8/15/52	295,000	172,645
2.65% 2/1/30	100,000	86,959
2.8% 1/15/51	120,000	76,117
2.887% 11/1/51	273,000	175,062
2.937% 11/1/56	660,000	410,703
2.987% 11/1/63	160,000	96,729
3.2% 7/15/36	200,000	161,814
3.45% 2/1/50	230,000	167,862
3.7% 4/15/24	100,000	98,747
3.969% 11/1/47	170,000	136,300
3.999% 11/1/49	100,000	79,795
4% 3/1/48	150,000	120,706
4.049% 11/1/52	15,000	11,998
4.15% 10/15/28	150,000	144,642
4.55% 1/15/29	330,000	323,476
5.35% 5/15/53	330,000	322,929
5.65% 6/15/35	476,000	493,480
7.05% 3/15/33	210,000	239,391
Discovery Communications LLC:
3.625% 5/15/30	200,000	175,656
4% 9/15/55	133,000	86,740
4.65% 5/15/50	200,000	149,075
5% 9/20/37	340,000	289,802
Fox Corp.:
4.709% 1/25/29	70,000	67,528
5.476% 1/25/39	164,000	148,838
5.576% 1/25/49	56,000	50,020
Grupo Televisa SA de CV:
5% 5/13/45	100,000	83,045
6.625% 1/15/40	110,000	112,110
Magallanes, Inc.:
3.755% 3/15/27	180,000	168,825
4.279% 3/15/32	345,000	304,442
5.05% 3/15/42	330,000	271,271
5.141% 3/15/52	651,000	518,918
5.391% 3/15/62	170,000	134,924
Paramount Global:
4% 1/15/26	176,000	168,975
4.2% 6/1/29	200,000	179,004
4.375% 3/15/43	100,000	69,038
4.6% 1/15/45	110,000	75,909
4.95% 1/15/31	237,000	211,400
5.85% 9/1/43	239,000	197,830
RELX Capital, Inc. 4% 3/18/29	240,000	227,958
Time Warner Cable Enterprises 8.375% 7/15/33	100,000	111,425
Time Warner Cable LLC:
5.5% 9/1/41	110,000	90,371
5.875% 11/15/40	220,000	191,419
6.55% 5/1/37	100,000	95,018
7.3% 7/1/38	100,000	101,305
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	470,000	430,481
3% 7/30/46	110,000	75,435
3.7% 12/1/42	250,000	199,695
4.125% 6/1/44	192,000	161,833
7% 3/1/32	290,000	326,026
		12,998,047
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV:
2.875% 5/7/30	511,000	438,796
3.625% 4/22/29	200,000	182,948
6.125% 3/30/40	100,000	103,848
Rogers Communications, Inc.:
2.9% 11/15/26	90,000	82,992
4.3% 2/15/48	240,000	179,900
4.55% 3/15/52	200,000	154,970
5% 3/15/44	210,000	178,919
T-Mobile U.S.A., Inc.:
2.05% 2/15/28	200,000	174,612
2.55% 2/15/31	190,000	156,564
3% 2/15/41	210,000	148,331
3.3% 2/15/51	400,000	268,555
3.5% 4/15/25	830,000	802,363
3.6% 11/15/60	330,000	220,998
4.375% 4/15/40	100,000	85,939
4.5% 4/15/50	480,000	396,488
4.8% 7/15/28	350,000	342,172
5.05% 7/15/33	350,000	337,728
5.2% 1/15/33	150,000	146,991
5.65% 1/15/53	370,000	360,916
Vodafone Group PLC:
4.375% 5/30/28	250,000	245,437
4.875% 6/19/49	120,000	101,750
5% 5/30/38	130,000	120,903
5.125% 6/19/59	340,000	289,529
		5,521,649
TOTAL COMMUNICATION SERVICES		35,130,010
CONSUMER DISCRETIONARY - 1.5%
Automobile Components - 0.0%
Lear Corp.:
3.55% 1/15/52	80,000	52,150
3.8% 9/15/27	140,000	131,254
		183,404
Automobiles - 0.3%
American Honda Finance Corp.:
1% 9/10/25	240,000	219,960
1.2% 7/8/25	400,000	370,848
1.8% 1/13/31	140,000	112,293
2.15% 9/10/24	120,000	115,854
2.9% 2/16/24	100,000	98,664
3.55% 1/12/24	428,000	424,586
5.125% 7/7/28	170,000	170,114
Daimler Finance North America LLC 8.5% 1/18/31	100,000	122,019
General Motors Co.:
4.2% 10/1/27	90,000	84,794
5.15% 4/1/38	120,000	104,719
5.6% 10/15/32	360,000	346,509
5.95% 4/1/49	170,000	152,445
6.75% 4/1/46	255,000	251,609
6.8% 10/1/27	330,000	340,162
General Motors Financial Co., Inc.:
2.4% 4/10/28	190,000	164,243
2.7% 8/20/27	140,000	124,504
3.85% 1/5/28	160,000	147,433
4.3% 4/6/29	130,000	118,829
4.35% 1/17/27	450,000	428,150
5.25% 3/1/26	170,000	167,414
5.65% 1/17/29	130,000	127,782
6% 1/9/28	330,000	330,817
Honda Motor Co. Ltd. 2.967% 3/10/32	130,000	113,679
Toyota Motor Corp. 3.669% 7/20/28	290,000	276,068
		4,913,495
Broadline Retail - 0.4%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	340,000	272,204
3.15% 2/9/51	235,000	142,099
4% 12/6/37	140,000	113,415
4.5% 11/28/34	230,000	205,787
Amazon.com, Inc.:
0.8% 6/3/25	130,000	120,716
1% 5/12/26	200,000	180,740
1.5% 6/3/30	160,000	130,072
2.1% 5/12/31	360,000	298,526
2.5% 6/3/50	780,000	496,999
2.8% 8/22/24	117,000	114,015
3.1% 5/12/51	200,000	142,847
3.15% 8/22/27	290,000	272,699
3.45% 4/13/29	100,000	94,103
3.875% 8/22/37	280,000	251,980
4.05% 8/22/47	228,000	196,758
4.1% 4/13/62	380,000	315,042
4.25% 8/22/57	100,000	86,595
4.6% 12/1/25	1,280,000	1,270,406
4.8% 12/5/34	230,000	231,471
4.95% 12/5/44	200,000	197,754
eBay, Inc.:
1.4% 5/10/26	410,000	369,589
3.6% 6/5/27	190,000	179,383
4% 7/15/42	150,000	117,110
		5,800,310
Diversified Consumer Services - 0.1%
American University 3.672% 4/1/49	200,000	155,561
Duke University 2.832% 10/1/55	34,000	22,424
George Washington University 4.126% 9/15/48	200,000	169,671
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	240,000	225,159
4.3% 2/21/48	30,000	24,614
Massachusetts Institute of Technology 2.989% 7/1/50	400,000	287,105
Northwestern University:
3.662% 12/1/57	100,000	77,847
3.868% 12/1/48	120,000	100,057
University of Chicago 3% 10/1/52	120,000	84,470
University of Southern California 2.945% 10/1/51	350,000	239,119
		1,386,027
Hotels, Restaurants & Leisure - 0.2%
Expedia, Inc.:
3.25% 2/15/30	110,000	95,888
3.8% 2/15/28	100,000	93,206
5% 2/15/26	255,000	252,024
Marriott International, Inc.:
2.75% 10/15/33	100,000	78,216
3.125% 6/15/26	510,000	479,203
4.625% 6/15/30	123,000	116,556
5.75% 5/1/25	110,000	110,166
McDonald's Corp.:
3.3% 7/1/25	280,000	270,420
3.6% 7/1/30	810,000	745,208
3.625% 5/1/43	80,000	62,468
3.625% 9/1/49	160,000	120,650
4.2% 4/1/50	110,000	91,332
4.45% 3/1/47	153,000	132,103
4.45% 9/1/48	44,000	38,306
4.7% 12/9/35	100,000	95,547
6.3% 3/1/38	100,000	108,952
Starbucks Corp.:
2.55% 11/15/30	400,000	339,279
3.5% 11/15/50	110,000	79,785
3.75% 12/1/47	100,000	76,339
4% 11/15/28	350,000	334,921
4.45% 8/15/49	100,000	84,942
		3,805,511
Household Durables - 0.0%
D.R. Horton, Inc. 1.3% 10/15/26	130,000	114,614
Lennar Corp.:
4.5% 4/30/24	230,000	228,160
4.75% 11/29/27	100,000	96,962
Toll Brothers Finance Corp. 4.35% 2/15/28	100,000	93,841
Whirlpool Corp. 4.6% 5/15/50	100,000	81,541
		615,118
Leisure Products - 0.0%
Hasbro, Inc.:
3.55% 11/19/26	200,000	187,845
3.9% 11/19/29	142,000	128,763
		316,608
Specialty Retail - 0.4%
Advance Auto Parts, Inc. 5.95% 3/9/28	122,000	120,645
AutoNation, Inc. 3.85% 3/1/32	160,000	135,457
AutoZone, Inc.:
1.65% 1/15/31	180,000	139,792
3.625% 4/15/25	270,000	261,899
4.5% 2/1/28	240,000	233,522
Lowe's Companies, Inc.:
2.8% 9/15/41	100,000	68,683
3.375% 9/15/25	210,000	201,525
3.65% 4/5/29	620,000	575,852
3.7% 4/15/46	100,000	74,965
4.05% 5/3/47	132,000	103,213
4.25% 4/1/52	140,000	110,752
4.45% 4/1/62	270,000	210,569
4.8% 4/1/26	300,000	296,524
5% 4/15/33	110,000	107,473
5% 4/15/40	330,000	305,593
5.15% 7/1/33	200,000	197,583
5.625% 4/15/53	100,000	97,118
O'Reilly Automotive, Inc.:
1.75% 3/15/31	150,000	118,128
4.35% 6/1/28	150,000	145,556
The Home Depot, Inc.:
1.375% 3/15/31	240,000	187,891
2.375% 3/15/51	250,000	148,869
2.5% 4/15/27	750,000	693,149
2.75% 9/15/51	160,000	103,156
2.95% 6/15/29	330,000	299,707
3.3% 4/15/40	100,000	78,812
4.2% 4/1/43	300,000	261,552
4.25% 4/1/46	150,000	128,612
4.4% 3/15/45	156,000	136,491
4.5% 12/6/48	100,000	89,365
4.95% 9/15/52	280,000	266,911
5.875% 12/16/36	100,000	107,286
5.95% 4/1/41	120,000	128,335
TJX Companies, Inc. 1.6% 5/15/31	250,000	200,863
		6,335,848
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	1,100,000	1,052,406
2.75% 3/27/27	230,000	214,918
3.375% 3/27/50	150,000	115,812
3.875% 11/1/45	110,000	94,140
VF Corp. 2.8% 4/23/27	150,000	136,263
		1,613,539
TOTAL CONSUMER DISCRETIONARY		24,969,860
CONSUMER STAPLES - 1.7%
Beverages - 0.5%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc.:
4.7% 2/1/36	200,000	191,422
4.9% 2/1/46	100,000	93,025
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	220,000	210,564
4.9% 2/1/46	100,000	93,025
Anheuser-Busch InBev Worldwide, Inc.:
4.35% 6/1/40	180,000	161,029
4.439% 10/6/48	650,000	569,476
4.6% 4/15/48	487,000	438,596
4.6% 6/1/60	120,000	104,631
4.95% 1/15/42	230,000	219,445
5.45% 1/23/39	380,000	385,745
5.55% 1/23/49	180,000	184,375
5.8% 1/23/59 (Reg. S)	260,000	272,634
8.2% 1/15/39	110,000	140,589
Coca-Cola FEMSA S.A.B. de CV 2.75% 1/22/30	150,000	130,158
Constellation Brands, Inc.:
2.875% 5/1/30	460,000	396,944
3.6% 2/15/28	272,000	253,632
4.5% 5/9/47	100,000	83,400
Diageo Capital PLC:
1.375% 9/29/25	200,000	184,654
2% 4/29/30	400,000	333,737
5.875% 9/30/36	120,000	126,698
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	430,000	326,604
4.417% 5/25/25	86,000	84,335
Molson Coors Beverage Co.:
3% 7/15/26	254,000	237,997
4.2% 7/15/46	100,000	79,250
5% 5/1/42	100,000	90,414
PepsiCo, Inc.:
1.4% 2/25/31	680,000	540,615
1.625% 5/1/30	309,000	254,214
2.625% 10/21/41	100,000	72,600
2.85% 2/24/26	250,000	238,056
3% 10/15/27	100,000	94,061
3.6% 3/1/24	190,000	188,161
3.625% 3/19/50	100,000	80,437
3.875% 3/19/60	210,000	171,653
4.45% 4/14/46	140,000	129,393
7% 3/1/29	100,000	111,219
The Coca-Cola Co.:
1% 3/15/28	230,000	197,177
1.45% 6/1/27	120,000	107,144
1.65% 6/1/30	240,000	197,760
2.125% 9/6/29	140,000	122,312
2.25% 1/5/32	120,000	100,710
2.5% 6/1/40	120,000	86,727
2.5% 3/15/51	100,000	64,706
2.6% 6/1/50	120,000	79,837
2.75% 6/1/60	120,000	78,002
2.875% 5/5/41	100,000	75,616
3.45% 3/25/30	160,000	148,805
		8,531,584
Consumer Staples Distribution & Retail - 0.4%
Costco Wholesale Corp.:
1.375% 6/20/27	150,000	132,610
3% 5/18/27	210,000	198,308
Dollar General Corp.:
3.5% 4/3/30	210,000	186,640
5% 11/1/32	100,000	95,219
5.2% 7/5/28	100,000	98,965
5.45% 7/5/33	120,000	116,435
Dollar Tree, Inc.:
4% 5/15/25	478,000	463,733
4.2% 5/15/28	160,000	151,831
Kroger Co.:
1.7% 1/15/31	240,000	186,451
3.5% 2/1/26	130,000	124,111
3.7% 8/1/27	120,000	113,912
3.95% 1/15/50	100,000	77,501
4.45% 2/1/47	130,000	108,402
5.4% 1/15/49	70,000	66,759
Sysco Corp.:
2.45% 12/14/31	240,000	194,316
3.3% 2/15/50	150,000	102,816
6.6% 4/1/50	140,000	154,360
Target Corp.:
1.95% 1/15/27	280,000	255,285
2.5% 4/15/26	100,000	94,709
3.375% 4/15/29	310,000	289,878
3.9% 11/15/47	160,000	130,558
4.8% 1/15/53	200,000	184,299
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	190,000	161,204
3.45% 6/1/26	195,000	184,203
4.8% 11/18/44	100,000	78,245
Walmart, Inc.:
2.5% 9/22/41	230,000	164,157
2.65% 9/22/51	100,000	67,335
2.85% 7/8/24	150,000	146,712
3.05% 7/8/26	400,000	382,300
3.25% 7/8/29	220,000	204,830
3.3% 4/22/24	410,000	404,283
3.7% 6/26/28	140,000	134,918
3.9% 4/15/28	100,000	96,941
4.1% 4/15/33	300,000	285,890
5.25% 9/1/35	645,000	674,467
5.625% 4/15/41	169,000	180,815
		6,693,398
Food Products - 0.4%
Archer Daniels Midland Co.:
3.25% 3/27/30	330,000	300,202
3.75% 9/15/47	100,000	79,383
4.5% 3/15/49	90,000	80,751
Bunge Ltd. Finance Corp. 2.75% 5/14/31	110,000	92,004
Campbell Soup Co. 4.15% 3/15/28	410,000	390,344
Conagra Brands, Inc.:
4.85% 11/1/28	510,000	496,472
5.3% 11/1/38	31,000	28,634
General Mills, Inc.:
3% 2/1/51	110,000	74,058
4% 4/17/25	130,000	126,711
4.2% 4/17/28	200,000	191,791
4.95% 3/29/33	150,000	146,320
Hormel Foods Corp. 1.8% 6/11/30	200,000	165,359
JBS U.S.A. Lux SA / JBS Food Co.:
5.75% 4/1/33	500,000	475,867
6.5% 12/1/52	180,000	172,508
Kellogg Co.:
2.1% 6/1/30	160,000	131,087
3.25% 4/1/26	290,000	275,902
Kraft Heinz Foods Co.:
5% 6/4/42	100,000	91,358
5.5% 6/1/50	590,000	569,698
McCormick & Co., Inc.:
1.85% 2/15/31	150,000	118,064
3.15% 8/15/24	100,000	97,570
Mondelez International, Inc. 1.875% 10/15/32	370,000	286,754
Pilgrim's Pride Corp. 6.25% 7/1/33	180,000	178,622
The Hershey Co. 1.7% 6/1/30	340,000	278,755
The J.M. Smucker Co. 4.25% 3/15/35	200,000	178,965
Tyson Foods, Inc.:
4% 3/1/26	160,000	154,674
4.35% 3/1/29	450,000	425,830
5.1% 9/28/48	100,000	86,811
Unilever Capital Corp.:
1.375% 9/14/30	380,000	302,481
2.9% 5/5/27	400,000	373,348
		6,370,323
Household Products - 0.1%
Colgate-Palmolive Co. 3.1% 8/15/27	410,000	390,408
Kimberly-Clark Corp.:
1.05% 9/15/27	184,000	158,880
3.2% 7/30/46	100,000	72,397
6.625% 8/1/37	140,000	160,722
Procter & Gamble Co.:
1.2% 10/29/30	710,000	567,496
1.95% 4/23/31	200,000	167,759
2.85% 8/11/27	140,000	131,184
3% 3/25/30	100,000	91,374
		1,740,220
Personal Care Products - 0.0%
Estee Lauder Companies, Inc.:
1.95% 3/15/31	330,000	266,309
3.125% 12/1/49	130,000	90,015
3.15% 3/15/27	260,000	245,912
Kenvue, Inc.:
4.9% 3/22/33 (c)	140,000	139,222
5.05% 3/22/28 (c)	140,000	140,372
5.05% 3/22/53 (c)	200,000	195,847
5.35% 3/22/26 (c)	140,000	140,726
		1,218,403
Tobacco - 0.3%
Altria Group, Inc.:
2.45% 2/4/32	440,000	343,419
3.4% 2/4/41	180,000	122,646
3.875% 9/16/46	204,000	140,473
4.8% 2/14/29	30,000	29,068
5.8% 2/14/39	330,000	321,535
5.95% 2/14/49	240,000	223,467
BAT Capital Corp.:
3.215% 9/6/26	100,000	93,377
3.222% 8/15/24	200,000	195,039
3.557% 8/15/27	450,000	417,456
3.984% 9/25/50	100,000	66,127
4.39% 8/15/37	370,000	293,007
4.54% 8/15/47	128,000	93,081
4.7% 4/2/27	270,000	261,859
4.742% 3/16/32	170,000	153,702
4.758% 9/6/49	260,000	192,704
5.282% 4/2/50	100,000	80,119
6.421% 8/2/33	200,000	199,644
BAT International Finance PLC 5.931% 2/2/29	70,000	69,724
Philip Morris International, Inc.:
4.125% 3/4/43	330,000	262,141
4.25% 11/10/44	110,000	89,246
4.875% 2/15/28	170,000	167,805
4.875% 11/15/43	224,000	196,923
5.125% 11/17/27	170,000	169,681
5.375% 2/15/33	170,000	167,869
5.75% 11/17/32	120,000	121,707
Reynolds American, Inc.:
4.45% 6/12/25	140,000	136,965
5.7% 8/15/35	110,000	101,741
		4,710,525
TOTAL CONSUMER STAPLES		29,264,453
ENERGY - 1.7%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 4.08% 12/15/47	290,000	230,760
Halliburton Co.:
5% 11/15/45	210,000	189,013
6.7% 9/15/38	100,000	110,037
7.45% 9/15/39	120,000	139,627
		669,437
Oil, Gas & Consumable Fuels - 1.7%
Apache Corp. 5.25% 2/1/42	250,000	205,141
Boardwalk Pipelines LP:
4.45% 7/15/27	140,000	133,475
4.95% 12/15/24	102,000	100,526
Burlington Resources LLC 5.95% 10/15/36	110,000	115,725
Canadian Natural Resources Ltd.:
3.85% 6/1/27	152,000	143,796
3.9% 2/1/25	100,000	97,184
4.95% 6/1/47	160,000	138,913
6.45% 6/30/33	140,000	144,130
Cenovus Energy, Inc. 5.4% 6/15/47	286,000	257,086
Cheniere Corpus Christi Holdings LLC 2.742% 12/31/39	160,000	123,839
Cheniere Energy Partners LP:
3.25% 1/31/32	160,000	132,213
4% 3/1/31	280,000	247,199
Chevron Corp.:
1.554% 5/11/25	70,000	65,847
1.995% 5/11/27	70,000	63,462
2.236% 5/11/30	70,000	59,946
2.954% 5/16/26	231,000	220,154
2.978% 5/11/40	70,000	51,870
3.078% 5/11/50	70,000	49,705
Chevron U.S.A., Inc.:
4.95% 8/15/47	100,000	91,907
5.05% 11/15/44	70,000	64,383
ConocoPhillips Co.:
3.8% 3/15/52	100,000	77,000
4.025% 3/15/62	230,000	175,968
5.05% 9/15/33	50,000	49,690
5.3% 5/15/53	130,000	126,936
5.55% 3/15/54	50,000	50,124
6.5% 2/1/39	120,000	133,832
DCP Midstream Operating LP 5.6% 4/1/44	80,000	74,630
Devon Energy Corp. 5% 6/15/45	315,000	269,505
Diamondback Energy, Inc.:
4.25% 3/15/52	160,000	120,132
4.4% 3/24/51	100,000	77,627
Eastern Gas Transmission & Storage, Inc. 3.9% 11/15/49	90,000	62,848
Enbridge Energy Partners LP 7.375% 10/15/45	110,000	124,074
Enbridge, Inc.:
2.5% 8/1/33	180,000	139,735
3.4% 8/1/51	190,000	127,365
3.5% 6/10/24	164,000	161,022
4.5% 6/10/44	120,000	98,082
5.7% 3/8/33	200,000	200,092
Energy Transfer LP:
3.75% 5/15/30	180,000	160,763
3.9% 5/15/24 (b)	210,000	206,889
4.4% 3/15/27	170,000	163,042
4.95% 6/15/28	567,000	549,135
5% 5/15/50	330,000	271,634
5.25% 4/15/29	310,000	302,879
5.3% 4/15/47	50,000	42,402
5.4% 10/1/47	80,000	68,908
5.8% 6/15/38	50,000	47,395
6% 6/15/48	330,000	305,047
6.25% 4/15/49	130,000	124,450
7.5% 7/1/38	210,000	227,668
Enterprise Products Operating LP:
3.2% 2/15/52	290,000	195,891
3.3% 2/15/53	100,000	68,382
3.95% 2/15/27	214,000	205,764
4.2% 1/31/50	370,000	295,631
4.25% 2/15/48	270,000	220,050
4.8% 2/1/49	56,000	49,204
4.85% 8/15/42	170,000	152,611
5.35% 1/31/33	500,000	502,785
EOG Resources, Inc. 4.95% 4/15/50	100,000	94,554
EQT Corp. 5.7% 4/1/28	154,000	153,317
Equinor ASA:
2.375% 5/22/30	310,000	266,261
2.875% 4/6/25	400,000	385,866
3.625% 9/10/28	130,000	123,393
4.8% 11/8/43	130,000	119,850
5.1% 8/17/40	180,000	175,091
Exxon Mobil Corp.:
2.995% 8/16/39	350,000	269,305
3.452% 4/15/51	610,000	453,874
4.114% 3/1/46	200,000	170,026
4.327% 3/19/50	100,000	86,654
Hess Corp.:
5.6% 2/15/41	120,000	112,824
7.125% 3/15/33	170,000	185,261
Kinder Morgan Energy Partners LP:
4.25% 9/1/24	340,000	334,443
6.55% 9/15/40	100,000	99,354
6.95% 1/15/38	100,000	107,066
Kinder Morgan, Inc.:
3.6% 2/15/51	170,000	114,245
4.8% 2/1/33	600,000	559,275
5.05% 2/15/46	50,000	42,127
5.2% 3/1/48	264,000	227,351
5.55% 6/1/45	300,000	271,126
Magellan Midstream Partners LP:
3.95% 3/1/50	35,000	24,519
4.85% 2/1/49	130,000	105,296
5% 3/1/26	147,000	145,270
Marathon Oil Corp. 6.6% 10/1/37	120,000	120,987
Marathon Petroleum Corp.:
4.5% 4/1/48	280,000	217,335
4.7% 5/1/25	370,000	363,535
MPLX LP:
4.125% 3/1/27	60,000	57,447
4.5% 4/15/38	480,000	406,663
4.7% 4/15/48	226,000	181,363
5% 3/1/33	500,000	471,965
Occidental Petroleum Corp.:
4.2% 3/15/48	290,000	212,908
6.375% 9/1/28	980,000	996,611
ONEOK Partners LP 6.65% 10/1/36	350,000	361,249
ONEOK, Inc.:
4% 7/13/27	80,000	75,699
4.45% 9/1/49	50,000	37,572
5.2% 7/15/48	22,000	18,814
5.65% 11/1/28	60,000	60,088
6.1% 11/15/32	340,000	345,368
6.625% 9/1/53	130,000	131,107
Ovintiv, Inc.:
5.65% 5/15/28	250,000	248,087
6.5% 2/1/38	70,000	68,762
6.625% 8/15/37	100,000	99,623
Phillips 66 Co.:
3.3% 3/15/52	180,000	120,161
3.9% 3/15/28	380,000	359,820
4.65% 11/15/34	220,000	206,424
4.68% 2/15/45	100,000	84,445
Pioneer Natural Resources Co. 1.9% 8/15/30	210,000	169,429
Plains All American Pipeline LP/PAA Finance Corp. 3.8% 9/15/30	580,000	513,249
Sabine Pass Liquefaction LLC:
4.5% 5/15/30	200,000	188,211
5.75% 5/15/24	109,000	108,838
Schlumberger Investment SA 4.5% 5/15/28	200,000	196,330
Shell International Finance BV:
2% 11/7/24	1,770,000	1,701,875
2.375% 11/7/29	100,000	86,867
2.5% 9/12/26	270,000	251,147
2.875% 11/26/41	440,000	315,451
3% 11/26/51	100,000	66,943
3.125% 11/7/49	100,000	69,719
3.75% 9/12/46	106,000	83,380
4.55% 8/12/43	100,000	90,385
5.5% 3/25/40	190,000	193,286
Spectra Energy Partners LP 4.75% 3/15/24	151,000	150,044
Suncor Energy, Inc.:
4% 11/15/47	234,000	175,415
6.8% 5/15/38	130,000	135,780
Targa Resources Corp. 6.125% 3/15/33	250,000	254,553
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875% 1/15/29	620,000	628,513
The Williams Companies, Inc.:
3.75% 6/15/27	460,000	433,008
4.85% 3/1/48	50,000	42,561
5.1% 9/15/45	100,000	88,098
5.4% 3/2/26	160,000	159,745
5.65% 3/15/33	80,000	80,445
5.8% 11/15/43	100,000	95,892
Total Capital International SA:
3.386% 6/29/60	100,000	68,972
3.461% 7/12/49	140,000	104,209
3.7% 1/15/24	110,000	109,253
3.75% 4/10/24	465,000	459,705
Total Capital SA 3.883% 10/11/28	470,000	448,027
TransCanada PipeLines Ltd.:
1% 10/12/24	340,000	322,442
4.1% 4/15/30	270,000	247,329
4.875% 5/15/48	80,000	67,952
5% 10/16/43	350,000	303,104
6.1% 6/1/40	170,000	171,254
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	535,000	471,545
3.95% 5/15/50	100,000	74,701
4.6% 3/15/48	190,000	158,554
Valero Energy Corp.:
3.4% 9/15/26	110,000	104,115
3.65% 12/1/51	110,000	75,028
4.35% 6/1/28	70,000	66,981
6.625% 6/15/37	200,000	212,869
Western Gas Partners LP:
4.05% 2/1/30	230,000	205,161
5.3% 3/1/48	150,000	122,951
		28,681,390
TOTAL ENERGY		29,350,827
FINANCIALS - 8.8%
Banks - 4.8%
Banco Bilbao Vizcaya Argentaria SA 1.125% 9/18/25	200,000	182,454
Banco Santander SA:
U.S. TREASURY 1 YEAR INDEX + 0.450% 5.742% 6/30/24 (b)(d)	200,000	199,385
3.306% 6/27/29	200,000	177,160
3.8% 2/23/28	600,000	549,382
5.179% 11/19/25	400,000	390,981
5.294% 8/18/27	200,000	196,065
6.921% 8/8/33	200,000	199,934
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (b)(d)	1,000,000	986,855
0.981% 9/25/25 (b)	800,000	757,085
1.658% 3/11/27 (b)	340,000	307,223
1.734% 7/22/27 (b)	510,000	456,343
2.087% 6/14/29 (b)	1,210,000	1,032,377
2.299% 7/21/32 (b)	110,000	86,752
2.572% 10/20/32 (b)	1,690,000	1,354,648
2.651% 3/11/32 (b)	340,000	277,924
2.676% 6/19/41 (b)	1,480,000	1,019,116
2.687% 4/22/32 (b)	410,000	335,467
2.831% 10/24/51 (b)	140,000	89,749
2.972% 7/21/52 (b)	110,000	72,547
3.093% 10/1/25 (b)	400,000	387,454
3.194% 7/23/30 (b)	270,000	237,038
3.419% 12/20/28 (b)	445,000	408,068
3.946% 1/23/49 (b)	110,000	86,435
3.97% 3/5/29 (b)	780,000	728,921
3.974% 2/7/30 (b)	65,000	59,845
4% 1/22/25	512,000	498,746
4.078% 4/23/40 (b)	100,000	84,050
4.083% 3/20/51 (b)	100,000	80,362
4.244% 4/24/38 (b)	480,000	418,284
4.271% 7/23/29 (b)	360,000	339,736
4.33% 3/15/50 (b)	200,000	169,421
4.376% 4/27/28 (b)	1,000,000	959,903
5.202% 4/25/29 (b)	200,000	196,976
6.11% 1/29/37	508,000	526,191
6.204% 11/10/28 (b)	400,000	409,195
6.22% 9/15/26	480,000	489,849
7.75% 5/14/38	120,000	140,419
Bank of Montreal:
2.65% 3/8/27	460,000	419,560
3.088% 1/10/37 (b)	110,000	84,862
3.3% 2/5/24	580,000	573,635
3.803% 12/15/32 (b)	100,000	88,537
Bank of Nova Scotia:
2.45% 2/2/32	110,000	89,127
3.4% 2/11/24	560,000	553,800
4.85% 2/1/30	210,000	203,294
5.25% 6/12/28	140,000	138,769
Barclays PLC:
2.279% 11/24/27 (b)	300,000	266,411
2.894% 11/24/32 (b)	520,000	406,121
3.564% 9/23/35 (b)	240,000	190,727
3.932% 5/7/25 (b)	200,000	197,076
4.337% 1/10/28	320,000	301,736
4.375% 1/12/26	210,000	202,431
4.95% 1/10/47	200,000	172,620
5.2% 5/12/26	360,000	349,324
5.304% 8/9/26 (b)	250,000	246,309
5.501% 8/9/28 (b)	240,000	234,124
5.829% 5/9/27 (b)	400,000	396,332
BB&T Corp. 3.75% 12/6/23	350,000	348,020
Canadian Imperial Bank of Commerce 3.6% 4/7/32	270,000	240,469
Citigroup, Inc.:
1.122% 1/28/27 (b)	600,000	537,724
1.462% 6/9/27 (b)	300,000	267,138
2.561% 5/1/32 (b)	600,000	483,412
3.2% 10/21/26	80,000	74,608
3.52% 10/27/28 (b)	2,060,000	1,901,119
3.785% 3/17/33 (b)	100,000	86,943
3.878% 1/24/39 (b)	470,000	385,987
3.887% 1/10/28 (b)	140,000	132,255
3.98% 3/20/30 (b)	150,000	138,141
4.65% 7/30/45	267,000	229,950
4.65% 7/23/48	195,000	169,253
4.75% 5/18/46	208,000	174,450
5.316% 3/26/41 (b)	500,000	475,005
5.61% 9/29/26 (b)	500,000	497,718
5.875% 2/22/33	310,000	309,602
6.27% 11/17/33 (b)	100,000	104,276
6.625% 6/15/32	100,000	104,395
6.675% 9/13/43	200,000	209,951
Export-Import Bank of Korea:
0.625% 2/9/26	400,000	356,816
1.25% 9/21/30	680,000	530,926
Fifth Third Bancorp:
2.55% 5/5/27	100,000	89,393
3.95% 3/14/28	50,000	46,347
6.361% 10/27/28 (b)	380,000	383,030
8.25% 3/1/38	90,000	101,609
HSBC Holdings PLC:
1.589% 5/24/27 (b)	240,000	213,241
2.013% 9/22/28 (b)	630,000	541,433
2.206% 8/17/29 (b)	550,000	460,767
2.633% 11/7/25 (b)	600,000	575,384
2.804% 5/24/32 (b)	340,000	271,570
3.973% 5/22/30 (b)	214,000	192,644
4.292% 9/12/26 (b)	1,600,000	1,543,299
4.375% 11/23/26	400,000	381,169
4.762% 3/29/33 (b)	210,000	186,626
5.402% 8/11/33 (b)	680,000	649,122
6.1% 1/14/42	240,000	251,188
6.5% 5/2/36	100,000	101,753
6.5% 9/15/37	170,000	166,527
6.5% 9/15/37	140,000	143,560
6.8% 6/1/38	100,000	102,964
8.113% 11/3/33 (b)	290,000	315,305
Huntington Bancshares, Inc.:
2.55% 2/4/30	100,000	81,653
4.443% 8/4/28 (b)	290,000	272,800
6.208% 8/21/29 (b)	100,000	100,656
ING Groep NV:
2.727% 4/1/32 (b)	200,000	163,364
3.95% 3/29/27	200,000	189,717
4.017% 3/28/28 (b)	200,000	188,176
Japan Bank International Cooperation:
1.25% 1/21/31	1,012,000	793,517
2.5% 5/23/24	1,510,000	1,475,927
JPMorgan Chase & Co.:
0.768% 8/9/25 (b)	700,000	665,022
0.969% 6/23/25 (b)	720,000	690,167
1.045% 11/19/26 (b)	1,200,000	1,081,947
1.47% 9/22/27 (b)	360,000	317,991
1.578% 4/22/27 (b)	300,000	269,384
1.953% 2/4/32 (b)	300,000	236,452
2.069% 6/1/29 (b)	340,000	291,625
2.525% 11/19/41 (b)	340,000	229,269
2.545% 11/8/32 (b)	350,000	282,745
2.58% 4/22/32 (b)	300,000	245,583
2.95% 10/1/26	190,000	177,529
2.956% 5/13/31 (b)	360,000	306,007
3.109% 4/22/41 (b)	220,000	162,461
3.109% 4/22/51 (b)	50,000	33,843
3.22% 3/1/25 (b)	1,640,000	1,617,316
3.328% 4/22/52 (b)	320,000	224,837
4.323% 4/26/28 (b)	550,000	528,858
4.452% 12/5/29 (b)	630,000	600,555
4.586% 4/26/33 (b)	1,230,000	1,150,231
4.95% 6/1/45	190,000	174,636
5.35% 6/1/34 (b)	820,000	810,245
5.5% 10/15/40	430,000	432,597
5.6% 7/15/41	325,000	329,467
5.625% 8/16/43	247,000	245,879
KeyCorp 2.25% 4/6/27	280,000	240,880
Korea Development Bank 1.625% 1/19/31	250,000	198,638
Lloyds Banking Group PLC:
3.369% 12/14/46 (b)	200,000	130,913
4.375% 3/22/28	656,000	621,685
4.976% 8/11/33 (b)	200,000	185,126
7.953% 11/15/33 (b)	200,000	214,226
M&T Bank Corp. 5.053% 1/27/34 (b)	190,000	172,782
Mitsubishi UFJ Financial Group, Inc.:
1 year U.S. Treasury Index + 1.630% 5.441% 2/22/34 (b)(d)	240,000	237,519
1.538% 7/20/27 (b)	550,000	490,319
2.309% 7/20/32 (b)	550,000	435,550
2.757% 9/13/26	1,050,000	967,997
2.801% 7/18/24	200,000	194,684
3.195% 7/18/29	400,000	353,561
3.961% 3/2/28	100,000	95,170
4.153% 3/7/39	150,000	129,683
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (b)	400,000	399,862
1.554% 7/9/27 (b)	200,000	177,566
1.979% 9/8/31 (b)	280,000	218,142
2.226% 5/25/26 (b)	200,000	186,996
2.839% 7/16/25 (b)	200,000	194,098
5.669% 9/13/33 (b)	200,000	198,149
5.778% 7/6/29 (b)	430,000	430,698
Morgan Stanley Bank, West Valley City Utah 4.754% 4/21/26	1,710,000	1,687,856
National Australia Bank Ltd. 4.9% 6/13/28	300,000	296,441
NatWest Group PLC:
3.032% 11/28/35 (b)	200,000	154,282
3.754% 11/1/29 (b)	400,000	381,699
5.847% 3/2/27 (b)	480,000	477,150
Oesterreichische Kontrollbank AG 0.375% 9/17/25	100,000	91,215
PNC Financial Services Group, Inc.:
1.15% 8/13/26	400,000	354,674
2.2% 11/1/24	250,000	239,939
3.45% 4/23/29	710,000	640,680
4.626% 6/6/33 (b)	220,000	199,193
5.068% 1/24/34 (b)	160,000	151,552
5.582% 6/12/29 (b)	80,000	79,344
5.939% 8/18/34 (b)	200,000	202,294
Rabobank Nederland:
3.75% 7/21/26	250,000	234,628
4.375% 8/4/25	290,000	281,091
Rabobank Nederland New York Branch:
0.375% 1/12/24	550,000	539,837
3.875% 8/22/24	610,000	598,959
Royal Bank of Canada:
1.2% 4/27/26	270,000	241,952
2.05% 1/21/27	300,000	269,681
3.625% 5/4/27	410,000	386,525
4.24% 8/3/27	390,000	375,359
4.65% 1/27/26	210,000	205,971
5% 5/2/33	200,000	193,509
Santander Holdings U.S.A., Inc.:
4.4% 7/13/27	110,000	104,153
4.5% 7/17/25	406,000	396,176
6.565% 6/12/29 (b)	100,000	99,561
Santander UK Group Holdings PLC:
1.532% 8/21/26 (b)	250,000	226,920
4.796% 11/15/24 (b)	340,000	338,977
6.534% 1/10/29 (b)	250,000	251,969
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	650,000	601,777
2.142% 9/23/30	260,000	205,587
2.174% 1/14/27	1,010,000	905,901
2.75% 1/15/30	200,000	170,074
3.05% 1/14/42	260,000	190,858
3.936% 10/16/23	120,000	119,722
5.52% 1/13/28	500,000	499,810
The Toronto-Dominion Bank:
0.55% 3/4/24	1,100,000	1,071,633
3.2% 3/10/32	190,000	161,861
5.156% 1/10/28	620,000	614,181
Truist Financial Corp.:
1.267% 3/2/27 (b)	950,000	848,404
4.916% 7/28/33 (b)	250,000	222,845
5.867% 6/8/34 (b)	300,000	297,245
U.S. Bancorp:
2.491% 11/3/36 (b)	100,000	73,696
2.677% 1/27/33 (b)	190,000	151,284
3.9% 4/26/28	550,000	516,178
4.839% 2/1/34 (b)	490,000	454,450
4.967% 7/22/33 (b)	150,000	136,807
5.775% 6/12/29 (b)	100,000	99,782
Wachovia Corp. 5.5% 8/1/35	350,000	337,845
Wells Fargo & Co.:
0.805% 5/19/25 (b)	2,910,000	2,801,097
2.406% 10/30/25 (b)	550,000	527,400
3% 10/23/26	100,000	92,625
3.068% 4/30/41 (b)	380,000	272,002
3.75% 1/24/24	40,000	39,681
3.9% 5/1/45	310,000	242,660
3.908% 4/25/26 (b)	630,000	609,071
4.54% 8/15/26 (b)	500,000	488,237
4.611% 4/25/53 (b)	100,000	84,605
4.75% 12/7/46	508,000	422,340
4.897% 7/25/33 (b)	200,000	188,187
4.9% 11/17/45	97,000	83,274
5.013% 4/4/51 (b)	280,000	252,833
5.375% 11/2/43	100,000	92,088
5.389% 4/24/34 (b)	580,000	564,924
5.557% 7/25/34 (b)	400,000	394,739
5.574% 7/25/29 (b)	400,000	398,343
5.606% 1/15/44	360,000	338,873
Westpac Banking Corp.:
U.S. TREASURY 1 YEAR INDEX + 2.680% 5.405% 8/10/33 (b)(d)	100,000	94,052
2.894% 2/4/30 (b)	390,000	368,312
3.02% 11/18/36 (b)	130,000	99,589
3.35% 3/8/27	670,000	632,045
4.043% 8/26/27	230,000	223,453
4.11% 7/24/34 (b)	270,000	236,537
4.322% 11/23/31 (b)	270,000	252,146
		82,507,564
Capital Markets - 1.7%
Ameriprise Financial, Inc. 3% 4/2/25	210,000	201,940
Ares Capital Corp.:
2.875% 6/15/27	100,000	87,971
3.2% 11/15/31	100,000	77,701
3.875% 1/15/26	200,000	187,071
4.2% 6/10/24	180,000	176,845
4.25% 3/1/25	100,000	96,196
Bank of New York Mellon Corp.:
0.35% 12/7/23	830,000	818,499
1.8% 7/28/31	170,000	133,629
2.1% 10/24/24	370,000	356,675
4.414% 7/24/26 (b)	500,000	488,801
4.543% 2/1/29 (b)	560,000	543,616
BlackRock, Inc.:
2.4% 4/30/30	200,000	171,458
3.2% 3/15/27	220,000	208,884
3.5% 3/18/24	120,000	118,698
Brookfield Capital Finance LLC 6.087% 6/14/33	100,000	100,246
Brookfield Finance, Inc.:
2.724% 4/15/31	330,000	269,089
3.5% 3/30/51	100,000	65,252
3.9% 1/25/28	190,000	177,509
Charles Schwab Corp.:
0.75% 3/18/24	640,000	623,109
0.9% 3/11/26	460,000	410,822
1.65% 3/11/31	197,000	150,791
2% 3/20/28	120,000	103,391
2.9% 3/3/32	160,000	132,170
6.136% 8/24/34 (b)	240,000	244,104
CI Financial Corp. 3.2% 12/17/30	220,000	169,703
CME Group, Inc.:
3.75% 6/15/28	140,000	134,767
5.3% 9/15/43	100,000	101,232
Credit Suisse AG:
0.495% 2/2/24	700,000	682,921
1.25% 8/7/26	1,010,000	884,811
Credit Suisse U.S.A., Inc. 7.125% 7/15/32	100,000	111,584
Deutsche Bank AG 4.1% 1/13/26	700,000	667,766
Deutsche Bank AG New York Branch:
2.311% 11/16/27 (b)	250,000	219,191
3.547% 9/18/31 (b)	150,000	125,887
3.7% 5/30/24	360,000	352,943
3.729% 1/14/32 (b)	250,000	193,504
4.1% 1/13/26	154,000	146,896
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (b)	110,000	102,037
1.093% 12/9/26 (b)	1,000,000	897,617
1.948% 10/21/27 (b)	600,000	533,949
2.383% 7/21/32 (b)	1,250,000	988,062
2.615% 4/22/32 (b)	460,000	372,208
2.908% 7/21/42 (b)	470,000	324,547
3.102% 2/24/33 (b)	140,000	116,444
3.85% 1/26/27	960,000	911,139
4.017% 10/31/38 (b)	100,000	83,154
4.223% 5/1/29 (b)	960,000	904,469
4.482% 8/23/28 (b)	820,000	788,986
4.8% 7/8/44	120,000	106,948
5.15% 5/22/45	330,000	303,333
6.25% 2/1/41	220,000	232,412
6.75% 10/1/37	362,000	383,777
Intercontinental Exchange, Inc.:
1.85% 9/15/32	160,000	121,447
2.65% 9/15/40	160,000	111,274
3% 9/15/60	100,000	61,392
3.1% 9/15/27	150,000	138,905
3.75% 9/21/28	100,000	94,370
4.25% 9/21/48	120,000	101,011
4.6% 3/15/33	100,000	95,519
5.2% 6/15/62	210,000	197,586
Invesco Finance PLC 3.75% 1/15/26	240,000	230,957
Jefferies Financial Group, Inc.:
2.75% 10/15/32	110,000	84,233
4.15% 1/23/30	127,000	114,376
4.85% 1/15/27	110,000	106,941
5.875% 7/21/28	130,000	128,546
Lazard Group LLC 4.5% 9/19/28	100,000	94,935
Moody's Corp.:
2% 8/19/31	140,000	112,600
2.55% 8/18/60	100,000	52,972
4.875% 12/17/48	120,000	109,095
Morgan Stanley:
0.79% 5/30/25 (b)	150,000	143,817
1.164% 10/21/25 (b)	100,000	94,308
1.512% 7/20/27 (b)	470,000	417,281
1.593% 5/4/27 (b)	1,100,000	986,853
1.794% 2/13/32 (b)	260,000	199,941
2.188% 4/28/26 (b)	200,000	188,490
2.239% 7/21/32 (b)	470,000	369,716
2.484% 9/16/36 (b)	290,000	218,708
3.625% 1/20/27	160,000	151,176
3.772% 1/24/29 (b)	180,000	166,956
4.21% 4/20/28 (b)	575,000	549,731
4.375% 1/22/47	324,000	277,229
4.457% 4/22/39 (b)	250,000	220,112
5.123% 2/1/29 (b)	500,000	490,065
5.164% 4/20/29 (b)	630,000	617,923
5.25% 4/21/34 (b)	630,000	611,931
5.297% 4/20/37 (b)	330,000	307,171
5.597% 3/24/51 (b)	190,000	191,229
6.375% 7/24/42	528,000	576,832
NASDAQ, Inc.:
1.65% 1/15/31	160,000	125,267
2.5% 12/21/40	100,000	65,673
5.35% 6/28/28	100,000	100,041
5.95% 8/15/53	168,000	167,305
Nomura Holdings, Inc.:
1.851% 7/16/25	666,000	615,421
2.679% 7/16/30	210,000	170,253
2.999% 1/22/32	290,000	231,953
6.07% 7/12/28	200,000	200,782
Northern Trust Corp.:
1.95% 5/1/30	150,000	123,564
6.125% 11/2/32	100,000	102,101
S&P Global, Inc.:
1.25% 8/15/30	120,000	94,398
2.45% 3/1/27	300,000	276,610
2.95% 1/22/27	220,000	206,079
3.9% 3/1/62	200,000	156,809
4.25% 5/1/29	110,000	105,896
State Street Corp.:
1.684% 11/18/27 (b)	515,000	462,213
3.031% 11/1/34 (b)	170,000	146,130
4.164% 8/4/33 (b)	110,000	99,904
4.821% 1/26/34 (b)	100,000	94,883
		29,065,664
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 10/29/24	240,000	228,069
2.45% 10/29/26	400,000	359,899
2.875% 8/14/24	150,000	145,433
3% 10/29/28	250,000	216,641
3.4% 10/29/33	250,000	198,196
3.85% 10/29/41	250,000	185,523
4.45% 10/1/25	300,000	290,438
4.625% 10/15/27	270,000	256,346
Ally Financial, Inc.:
2.2% 11/2/28	100,000	80,670
4.75% 6/9/27	100,000	93,735
5.125% 9/30/24	510,000	502,134
5.8% 5/1/25	150,000	147,750
6.992% 6/13/29 (b)	50,000	49,916
8% 11/1/31	100,000	103,398
American Express Co.:
2.5% 7/30/24	464,000	450,619
3.3% 5/3/27	510,000	475,367
3.95% 8/1/25	400,000	388,114
4.989% 5/26/33 (b)	150,000	142,246
5.043% 5/1/34 (b)	200,000	192,174
Capital One Financial Corp.:
2.359% 7/29/32 (b)	110,000	78,469
3.3% 10/30/24	230,000	223,384
3.8% 1/31/28	438,000	401,626
4.2% 10/29/25	100,000	96,115
5.247% 7/26/30 (b)	470,000	447,105
6.312% 6/8/29 (b)	270,000	269,852
6.377% 6/8/34 (b)	150,000	148,166
Discover Financial Services 4.5% 1/30/26	208,000	199,807
John Deere Capital Corp.:
1.45% 1/15/31	170,000	134,674
2.35% 3/8/27	200,000	183,501
2.8% 9/8/27	290,000	268,273
3.45% 1/10/24	1,150,000	1,141,400
4.35% 9/15/32	320,000	310,538
4.95% 7/14/28	280,000	280,926
Synchrony Financial:
3.95% 12/1/27	380,000	339,507
4.375% 3/19/24	100,000	98,793
5.15% 3/19/29	109,000	99,971
Toyota Motor Credit Corp.:
1.15% 8/13/27	470,000	406,756
1.65% 1/10/31	180,000	143,802
1.9% 9/12/31	210,000	168,035
2.9% 4/17/24	750,000	736,995
3.2% 1/11/27	810,000	764,666
		11,449,029
Financial Services - 0.9%
AB Svensk Exportkredit 0.25% 9/29/23	200,000	199,251
Aon Corp. / Aon Global Holdings PLC:
2.85% 5/28/27	100,000	92,063
3.9% 2/28/52	150,000	115,078
Berkshire Hathaway, Inc.:
3.125% 3/15/26	222,000	212,858
4.5% 2/11/43	110,000	103,074
Blackstone Private Credit Fund:
2.7% 1/15/25	280,000	264,937
3.25% 3/15/27	140,000	121,911
4.7% 3/24/25	350,000	340,207
BP Capital Markets America, Inc.:
2.939% 6/4/51	220,000	143,638
3% 2/24/50	130,000	86,602
3.001% 3/17/52	100,000	65,621
3.06% 6/17/41	400,000	293,415
3.379% 2/8/61	110,000	74,064
4.234% 11/6/28	830,000	801,174
4.812% 2/13/33	150,000	145,190
Brixmor Operating Partnership LP:
4.05% 7/1/30	48,000	43,364
4.125% 6/15/26	170,000	161,331
4.125% 5/15/29	44,000	40,024
CNH Industrial Capital LLC 4.55% 4/10/28	180,000	174,110
Corebridge Financial, Inc.:
3.9% 4/5/32	110,000	96,183
4.4% 4/5/52	190,000	146,960
DH Europe Finance II SARL:
2.2% 11/15/24	110,000	105,812
2.6% 11/15/29	110,000	96,970
3.4% 11/15/49	80,000	59,738
Equitable Holdings, Inc.:
4.35% 4/20/28	180,000	170,309
5% 4/20/48	120,000	100,940
Fedex Corp. 2020-1 Class AA pass-thru Trust equipment trust certificate 1.875% 8/20/35	209,896	171,365
Fidelity National Information Services, Inc.:
1.15% 3/1/26	246,000	221,377
2.25% 3/1/31	200,000	161,447
5.625% 7/15/52	100,000	94,899
Fiserv, Inc.:
2.25% 6/1/27	100,000	89,655
2.75% 7/1/24	370,000	360,798
3.5% 7/1/29	520,000	474,591
4.4% 7/1/49	190,000	155,299
5.375% 8/21/28	300,000	300,805
Global Payments, Inc.:
1.2% 3/1/26	350,000	313,077
2.9% 5/15/30	310,000	261,871
4.45% 6/1/28	170,000	160,221
5.95% 8/15/52	100,000	95,414
Jackson Financial, Inc.:
3.125% 11/23/31	64,000	50,305
5.17% 6/8/27	110,000	107,818
5.67% 6/8/32	85,000	80,960
Japan International Cooperation Agency 1.75% 4/28/31	200,000	160,712
KfW:
0.25% 10/19/23	600,000	596,110
0.375% 7/18/25	208,000	191,125
0.625% 1/22/26	900,000	816,929
2.5% 11/20/24	280,000	270,722
3% 5/20/27	2,200,000	2,087,714
Landwirtschaftliche Rentenbank 3.125% 11/14/23	170,000	169,238
MasterCard, Inc.:
3.85% 3/26/50	310,000	257,486
3.95% 2/26/48	100,000	84,993
4.85% 3/9/33	160,000	160,707
4.875% 3/9/28	210,000	210,652
National Rural Utilities Cooperative Finance Corp.:
4.15% 12/15/32	340,000	310,628
5.05% 9/15/28	300,000	299,365
5.8% 1/15/33	110,000	113,541
PayPal Holdings, Inc.:
1.65% 6/1/25	80,000	74,946
2.3% 6/1/30	130,000	109,221
2.85% 10/1/29	280,000	247,535
5.05% 6/1/52	160,000	154,924
The Western Union Co.:
2.75% 3/15/31	110,000	86,444
2.85% 1/10/25	100,000	95,820
Visa, Inc.:
2% 8/15/50	100,000	59,134
2.05% 4/15/30	430,000	364,881
2.7% 4/15/40	120,000	89,370
3.15% 12/14/25	160,000	153,441
4.3% 12/14/45	402,000	363,427
Voya Financial, Inc. 3.65% 6/15/26	170,000	160,558
		15,044,349
Insurance - 0.7%
ACE INA Holdings, Inc.:
1.375% 9/15/30	380,000	299,077
2.85% 12/15/51	100,000	66,413
3.15% 3/15/25	310,000	299,708
3.35% 5/15/24	110,000	108,161
4.35% 11/3/45	74,000	64,675
AFLAC, Inc. 3.6% 4/1/30	200,000	182,313
Allstate Corp.:
3 month U.S. LIBOR + 2.930% 8.5642% 8/15/53 (b)(d)	160,000	157,800
1.45% 12/15/30	500,000	383,396
American International Group, Inc.:
4.375% 6/30/50	170,000	140,872
4.5% 7/16/44	115,000	97,067
4.7% 7/10/35	200,000	175,258
4.75% 4/1/48	40,000	35,164
5.75% 4/1/48 (b)	190,000	179,408
Aon Corp. 4.5% 12/15/28	310,000	299,913
Aon PLC 4.75% 5/15/45	140,000	121,801
Arch Capital Group Ltd. 3.635% 6/30/50	187,000	134,955
Arthur J. Gallagher & Co. 5.75% 3/2/53	100,000	97,973
Assured Guaranty U.S. Holdings, Inc. 6.125% 9/15/28	180,000	182,216
Athene Holding Ltd.:
3.5% 1/15/31	170,000	142,247
6.65% 2/1/33	100,000	102,597
Baylor Scott & White Holdings Series 2021, 2.839% 11/15/50	250,000	164,368
Berkshire Hathaway Finance Corp.:
1.45% 10/15/30	900,000	724,129
2.85% 10/15/50	180,000	121,018
3.85% 3/15/52	140,000	111,527
4.2% 8/15/48	130,000	113,197
4.25% 1/15/49	100,000	88,023
5.75% 1/15/40	100,000	108,010
Brighthouse Financial, Inc. 5.625% 5/15/30	309,000	298,732
Brown & Brown, Inc. 4.2% 3/17/32	140,000	125,294
CNA Financial Corp.:
3.45% 8/15/27	190,000	177,366
3.95% 5/15/24	180,000	177,638
Fairfax Financial Holdings Ltd. 4.625% 4/29/30	240,000	220,791
Globe Life, Inc. 2.15% 8/15/30	100,000	79,991
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	490,000	428,823
4.4% 3/15/48	30,000	24,931
Lincoln National Corp. 4.35% 3/1/48	210,000	152,511
Manulife Financial Corp. 4.15% 3/4/26	510,000	495,414
Markel Group, Inc.:
3.35% 9/17/29	100,000	89,468
3.5% 11/1/27	150,000	139,978
5% 5/20/49	120,000	105,028
Marsh & McLennan Companies, Inc.:
3.5% 3/10/25	190,000	184,480
3.875% 3/15/24	170,000	168,229
4.2% 3/1/48	40,000	32,956
4.375% 3/15/29	120,000	116,179
4.75% 3/15/39	120,000	111,028
4.9% 3/15/49	270,000	247,614
MetLife, Inc.:
4.125% 8/13/42	180,000	149,206
4.55% 3/23/30	110,000	106,940
4.6% 5/13/46	272,000	238,619
5% 7/15/52	120,000	109,716
5.375% 7/15/33	130,000	129,410
6.375% 6/15/34	100,000	107,378
6.4% 12/15/66 (b)	100,000	98,932
Principal Financial Group, Inc.:
2.125% 6/15/30	160,000	130,467
3.4% 5/15/25	390,000	375,628
3.7% 5/15/29	180,000	164,757
Progressive Corp.:
2.5% 3/15/27	270,000	248,345
3% 3/15/32	160,000	139,039
3.2% 3/26/30	200,000	178,661
4.2% 3/15/48	100,000	83,864
Prudential Financial, Inc.:
3% 3/10/40	110,000	81,112
3.878% 3/27/28	45,000	42,852
4.35% 2/25/50	180,000	149,635
4.418% 3/27/48	100,000	84,253
4.6% 5/15/44	110,000	97,017
5.125% 3/1/52 (b)	140,000	125,075
5.7% 12/14/36	120,000	122,440
5.7% 9/15/48 (b)	74,000	70,066
6% 9/1/52 (b)	180,000	171,929
Prudential Funding Asia PLC 3.125% 4/14/30	100,000	88,122
Reinsurance Group of America, Inc. 3.9% 5/15/29	120,000	109,649
The Chubb Corp. 6.5% 5/15/38	58,000	64,584
The Travelers Companies, Inc.:
2.55% 4/27/50	100,000	62,284
3.05% 6/8/51	100,000	69,155
4.05% 3/7/48	74,000	60,925
6.25% 6/15/37	256,000	279,047
Travelers Property Casualty Corp. 6.375% 3/15/33	160,000	175,808
Unum Group 5.75% 8/15/42	110,000	100,142
Willis Group North America, Inc. 4.5% 9/15/28	504,000	480,377
		12,773,171
TOTAL FINANCIALS		150,839,777
HEALTH CARE - 2.6%
Biotechnology - 0.5%
AbbVie, Inc.:
2.6% 11/21/24	120,000	115,782
2.95% 11/21/26	100,000	93,607
3.2% 11/21/29	1,230,000	1,108,664
4.05% 11/21/39	210,000	179,994
4.25% 11/14/28	92,000	89,071
4.25% 11/21/49	470,000	395,815
4.3% 5/14/36	25,000	22,903
4.45% 5/14/46	280,000	242,216
4.55% 3/15/35	50,000	47,295
4.75% 3/15/45	420,000	377,273
4.85% 6/15/44	340,000	310,827
Amgen, Inc.:
1.65% 8/15/28	550,000	469,169
1.9% 2/21/25	100,000	95,093
2.8% 8/15/41	200,000	137,948
3.15% 2/21/40	320,000	238,747
3.2% 11/2/27	70,000	65,064
3.375% 2/21/50	210,000	146,938
4.2% 3/1/33	130,000	119,685
4.4% 5/1/45	188,000	158,187
4.4% 2/22/62	110,000	87,120
4.563% 6/15/48	120,000	102,125
4.663% 6/15/51	100,000	86,243
4.875% 3/1/53	130,000	115,369
4.95% 10/1/41	100,000	91,388
5.15% 3/2/28	400,000	399,582
5.25% 3/2/30	600,000	600,831
5.25% 3/2/33	310,000	308,388
5.6% 3/2/43	250,000	245,305
5.65% 3/2/53	460,000	456,019
Biogen, Inc.:
2.25% 5/1/30	100,000	82,323
3.15% 5/1/50	100,000	65,289
3.25% 2/15/51	150,000	99,825
Gilead Sciences, Inc.:
1.65% 10/1/30	590,000	473,995
2.8% 10/1/50	180,000	115,837
2.95% 3/1/27	430,000	400,830
4.15% 3/1/47	112,000	93,721
4.6% 9/1/35	100,000	94,900
4.75% 3/1/46	240,000	218,534
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	120,000	95,502
		8,647,404
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories:
4.75% 4/15/43	170,000	162,690
5.3% 5/27/40	390,000	399,837
Baxter International, Inc.:
1.915% 2/1/27	330,000	293,611
2.539% 2/1/32	330,000	264,891
Becton, Dickinson & Co.:
3.7% 6/6/27	60,000	56,889
4.669% 6/6/47	290,000	257,330
4.693% 2/13/28	130,000	127,678
Boston Scientific Corp.:
4% 3/1/29	100,000	94,374
4.7% 3/1/49	230,000	206,180
GE Healthcare Holding LLC:
5.65% 11/15/27	120,000	121,442
5.905% 11/22/32	230,000	235,872
6.377% 11/22/52	100,000	107,648
Medtronic, Inc.:
4.375% 3/15/35	280,000	264,960
4.625% 3/15/45	110,000	103,281
Stryker Corp.:
1.95% 6/15/30	100,000	82,682
2.9% 6/15/50	200,000	133,340
Zimmer Biomet Holdings, Inc.:
3.55% 4/1/25	175,000	169,262
3.55% 3/20/30	194,000	169,960
		3,251,927
Health Care Providers & Services - 1.1%
Aetna, Inc.:
3.875% 8/15/47	180,000	135,048
4.75% 3/15/44	100,000	86,121
AHS Hospital Corp. 2.78% 7/1/51	250,000	156,869
Allina Health System, Inc. 3.887% 4/15/49	40,000	31,678
Banner Health:
2.907% 1/1/42	400,000	283,896
2.913% 1/1/51	150,000	97,213
Baptist Healthcare System Obli 3.54% 8/15/50	125,000	89,298
Bon Secours Mercy Health, Inc. 2.095% 6/1/31	89,000	71,315
Cardinal Health, Inc.:
3.41% 6/15/27	290,000	271,601
4.368% 6/15/47	30,000	24,024
Cencora, Inc.:
2.7% 3/15/31	170,000	142,999
2.8% 5/15/30	140,000	120,868
Centene Corp.:
2.5% 3/1/31	110,000	87,609
2.625% 8/1/31	300,000	238,659
3.375% 2/15/30	400,000	342,319
4.25% 12/15/27	410,000	383,517
Children's Hospital of Philadelphia 2.704% 7/1/50	98,000	62,528
Cigna Group:
3.4% 3/1/27	790,000	742,756
4.125% 11/15/25	99,000	96,467
4.375% 10/15/28	100,000	96,304
4.8% 8/15/38	290,000	267,327
4.8% 7/15/46	230,000	204,210
4.9% 12/15/48	300,000	267,518
5.4% 3/15/33	300,000	301,018
CommonSpirit Health:
3.91% 10/1/50	150,000	112,743
4.35% 11/1/42	160,000	133,477
CVS Health Corp.:
1.75% 8/21/30	735,000	582,751
2.7% 8/21/40	400,000	268,641
2.875% 6/1/26	60,000	56,211
3% 8/15/26	38,000	35,598
3.25% 8/15/29	250,000	223,454
4.125% 4/1/40	100,000	81,479
4.3% 3/25/28	1,000,000	960,461
4.78% 3/25/38	512,000	458,526
5.05% 3/25/48	250,000	219,278
5.125% 7/20/45	420,000	374,142
5.3% 6/1/33	100,000	97,940
5.3% 12/5/43	310,000	284,071
6.125% 9/15/39	100,000	101,323
Elevance Health, Inc.:
2.375% 1/15/25	1,100,000	1,051,772
4.101% 3/1/28	130,000	124,493
4.55% 3/1/48	80,000	68,862
4.625% 5/15/42	150,000	133,255
5.1% 1/15/44	132,000	121,024
6.1% 10/15/52	440,000	467,836
Franciscan Missionaries of Our Lady Health System, Inc. 3.914% 7/1/49	120,000	86,667
HCA Holdings, Inc.:
4.125% 6/15/29	242,000	223,537
5.125% 6/15/39	100,000	90,710
5.25% 6/15/49	120,000	104,734
5.5% 6/15/47	610,000	555,352
Humana, Inc.:
1.35% 2/3/27	170,000	149,527
2.15% 2/3/32	170,000	133,338
3.125% 8/15/29	100,000	88,893
3.95% 8/15/49	100,000	77,327
5.875% 3/1/33	170,000	176,010
Indiana University Health, Inc. 2.852% 11/1/51	200,000	127,459
INTEGRIS Baptist Medical Center, Inc. 3.875% 8/15/50	104,000	76,042
Kaiser Foundation Hospitals:
2.81% 6/1/41	290,000	206,060
3.266% 11/1/49	110,000	78,909
4.15% 5/1/47	60,000	51,204
Memorial Sloan-Kettring Cancer Center 2.955% 1/1/50	160,000	107,819
MidMichigan Health 3.409% 6/1/50	42,000	28,886
Novant Health, Inc. 3.168% 11/1/51	110,000	75,532
Orlando Health Obligated Group 3.327% 10/1/50	68,000	48,154
Piedmont Healthcare, Inc. 2.719% 1/1/42	150,000	99,542
Providence St. Joseph Health Obligated Group 2.7% 10/1/51	280,000	163,713
Quest Diagnostics, Inc. 2.8% 6/30/31	200,000	169,504
Sabra Health Care LP 3.2% 12/1/31	100,000	76,380
Sutter Health 3.361% 8/15/50	170,000	119,538
Trinity Health Corp. 2.632% 12/1/40	50,000	34,928
UnitedHealth Group, Inc.:
1.25% 1/15/26	223,000	203,995
2% 5/15/30	170,000	141,826
2.3% 5/15/31	270,000	225,692
2.375% 8/15/24	100,000	97,125
2.875% 8/15/29	150,000	134,777
2.9% 5/15/50	307,000	203,881
3.05% 5/15/41	100,000	74,673
3.25% 5/15/51	100,000	71,018
3.375% 4/15/27	220,000	208,637
3.45% 1/15/27	370,000	353,244
3.5% 2/15/24	100,000	99,151
3.7% 8/15/49	90,000	69,871
3.85% 6/15/28	240,000	230,053
3.875% 8/15/59	170,000	131,489
4.25% 1/15/29	300,000	290,990
4.45% 12/15/48	68,000	59,675
4.75% 7/15/45	182,000	169,161
4.95% 5/15/62	160,000	147,819
5.05% 4/15/53	250,000	238,635
5.25% 2/15/28	100,000	101,930
5.35% 2/15/33	100,000	102,628
5.95% 2/15/41	100,000	104,910
6.05% 2/15/63	320,000	348,588
6.625% 11/15/37	310,000	350,307
6.875% 2/15/38	126,000	146,558
West Virginia University Health System Obligated Group 3.129% 6/1/50	70,000	44,417
		18,059,314
Life Sciences Tools & Services - 0.0%
Danaher Corp. 2.6% 10/1/50	245,000	156,343
Revvity, Inc.:
0.85% 9/15/24	100,000	94,791
2.25% 9/15/31	100,000	78,733
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	300,000	263,202
2.8% 10/15/41	180,000	129,652
5.086% 8/10/33	120,000	120,614
		843,335
Pharmaceuticals - 0.8%
AstraZeneca Finance LLC:
1.2% 5/28/26	170,000	153,471
2.25% 5/28/31	170,000	141,435
4.875% 3/3/33	380,000	380,113
AstraZeneca PLC:
1.375% 8/6/30	240,000	190,890
3.125% 6/12/27	140,000	131,141
4% 9/18/42	100,000	86,083
6.45% 9/15/37	149,000	167,600
Bayer U.S. Finance II LLC 2.85% 4/15/25 (c)	177,000	167,461
Bristol-Myers Squibb Co.:
2.35% 11/13/40	210,000	141,888
2.55% 11/13/50	410,000	251,451
2.9% 7/26/24	160,000	156,357
3.2% 6/15/26	66,000	62,960
3.4% 7/26/29	31,000	28,715
3.7% 3/15/52	230,000	176,884
3.9% 2/20/28	270,000	259,207
3.9% 3/15/62	120,000	90,939
4.125% 6/15/39	100,000	88,318
4.25% 10/26/49	100,000	84,518
4.35% 11/15/47	100,000	86,507
4.55% 2/20/48	159,000	140,912
Eli Lilly & Co.:
2.25% 5/15/50	200,000	123,446
3.95% 3/15/49	100,000	86,068
4.15% 3/15/59	100,000	84,638
4.875% 2/27/53	60,000	59,010
4.95% 2/27/63	110,000	107,452
GlaxoSmithKline Capital PLC 3% 6/1/24	310,000	304,255
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	261,000	296,937
GSK Consumer Healthcare Capital 3.125% 3/24/25	340,000	327,021
GSK Consumer Healthcare Capital U.S. LLC:
3.375% 3/24/27	250,000	235,053
3.625% 3/24/32	250,000	222,084
Johnson & Johnson:
0.55% 9/1/25	100,000	91,546
1.3% 9/1/30	100,000	81,068
2.1% 9/1/40	440,000	301,308
2.25% 9/1/50	100,000	63,019
2.45% 9/1/60	310,000	190,308
3.4% 1/15/38	238,000	202,100
4.5% 12/5/43	100,000	96,085
Merck & Co., Inc.:
2.15% 12/10/31	380,000	310,593
2.35% 6/24/40	210,000	147,002
2.45% 6/24/50	200,000	124,302
2.75% 12/10/51	150,000	98,435
3.6% 9/15/42	130,000	106,417
3.7% 2/10/45	322,000	262,755
4.5% 5/17/33	400,000	389,848
4.9% 5/17/44	300,000	291,094
Mylan NV:
5.2% 4/15/48	74,000	57,589
5.4% 11/29/43	100,000	83,036
Novartis Capital Corp.:
2.2% 8/14/30	290,000	247,095
2.75% 8/14/50	150,000	102,881
4.4% 5/6/44	120,000	110,986
Pfizer Investment Enterprises:
4.45% 5/19/28	500,000	490,519
4.65% 5/19/30	300,000	295,311
4.75% 5/19/33	360,000	354,259
5.11% 5/19/43	200,000	194,663
5.3% 5/19/53	878,000	878,319
Pfizer, Inc.:
2.55% 5/28/40	120,000	85,998
2.7% 5/28/50	100,000	67,824
3.2% 9/15/23	80,000	79,940
3.45% 3/15/29	100,000	93,780
3.9% 3/15/39	70,000	60,700
4% 12/15/36	190,000	172,417
4% 3/15/49	300,000	257,749
4.3% 6/15/43	106,000	95,557
4.4% 5/15/44	110,000	100,152
7.2% 3/15/39	230,000	278,021
Pharmacia LLC 6.6% 12/1/28 (b)	190,000	204,652
Royalty Pharma PLC 3.35% 9/2/51	290,000	179,906
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26	444,000	417,053
Takeda Pharmaceutical Co. Ltd.:
3.025% 7/9/40	330,000	239,855
5% 11/26/28	210,000	208,312
Viatris, Inc.:
2.7% 6/22/30	428,000	347,593
3.85% 6/22/40	100,000	69,991
4% 6/22/50	70,000	46,368
Wyeth LLC 5.95% 4/1/37	50,000	53,599
Zoetis, Inc.:
3% 9/12/27	50,000	46,530
3.95% 9/12/47	180,000	143,280
		13,652,629
TOTAL HEALTH CARE		44,454,609
INDUSTRIALS - 1.9%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3.25% 4/1/25	1,040,000	1,007,673
3.75% 5/15/28	100,000	95,473
4.25% 4/1/40	104,000	92,557
4.25% 4/1/50	30,000	26,406
Huntington Ingalls Industries, Inc. 3.483% 12/1/27	170,000	156,568
L3Harris Technologies, Inc.:
1.8% 1/15/31	435,000	342,404
5.6% 7/31/53	100,000	100,637
Lockheed Martin Corp.:
4.07% 12/15/42	110,000	95,472
4.09% 9/15/52	119,000	99,980
4.15% 6/15/53	150,000	126,434
4.7% 5/15/46	136,000	127,189
5.1% 11/15/27	210,000	212,299
5.7% 11/15/54	100,000	107,224
5.9% 11/15/63	150,000	165,176
6.15% 9/1/36	100,000	108,671
Northrop Grumman Corp.:
2.93% 1/15/25	120,000	115,969
3.25% 1/15/28	100,000	93,155
4.03% 10/15/47	328,000	269,928
4.75% 6/1/43	110,000	99,914
5.15% 5/1/40	150,000	143,878
RTX Corp.:
1.9% 9/1/31	470,000	368,036
2.82% 9/1/51	210,000	131,286
3.75% 11/1/46	100,000	76,092
3.95% 8/16/25	80,000	77,777
4.125% 11/16/28	400,000	381,738
4.35% 4/15/47	100,000	84,134
4.45% 11/16/38	360,000	318,562
4.5% 6/1/42	40,000	34,886
4.875% 10/15/40	210,000	192,077
5.15% 2/27/33	100,000	98,860
5.7% 4/15/40	160,000	160,151
Textron, Inc. 4% 3/15/26	200,000	193,101
The Boeing Co.:
2.75% 2/1/26	140,000	131,385
2.95% 2/1/30	220,000	190,450
3.2% 3/1/29	320,000	287,558
3.375% 6/15/46	120,000	82,548
3.75% 2/1/50	70,000	51,039
3.9% 5/1/49	130,000	97,204
4.875% 5/1/25	1,090,000	1,074,931
5.705% 5/1/40	700,000	680,529
5.805% 5/1/50	320,000	311,323
5.93% 5/1/60	230,000	222,014
6.875% 3/15/39	160,000	176,280
		9,008,968
Air Freight & Logistics - 0.1%
FedEx Corp.:
2.4% 5/15/31	200,000	165,045
3.25% 5/15/41	180,000	130,854
4.05% 2/15/48	80,000	62,302
4.1% 2/1/45	130,000	102,674
4.25% 5/15/30	130,000	123,383
4.9% 1/15/34	100,000	96,588
4.95% 10/17/48	80,000	71,560
5.25% 5/15/50	98,000	91,149
United Parcel Service, Inc.:
3.05% 11/15/27	150,000	140,439
3.75% 11/15/47	160,000	129,405
3.9% 4/1/25	350,000	342,773
4.45% 4/1/30	150,000	147,669
5.2% 4/1/40	100,000	99,965
5.3% 4/1/50	82,000	83,216
6.2% 1/15/38	234,000	261,566
		2,048,588
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25	300,000	285,373
2.493% 2/15/27	100,000	90,844
2.722% 2/15/30	100,000	85,743
3.377% 4/5/40	150,000	112,742
3.577% 4/5/50	100,000	71,622
Johnson Controls International PLC/Tyco Fire & Security Finance SCA:
1.75% 9/15/30	300,000	240,308
2% 9/16/31	180,000	141,878
Masco Corp.:
2% 2/15/31	90,000	71,058
3.125% 2/15/51	50,000	30,705
Owens Corning:
3.4% 8/15/26	100,000	94,556
4.3% 7/15/47	110,000	88,330
		1,313,159
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
1.45% 2/15/31	500,000	386,959
3.95% 5/15/28	200,000	189,913
Waste Management, Inc.:
1.5% 3/15/31	140,000	109,124
2.5% 11/15/50	150,000	91,922
2.95% 6/1/41	130,000	93,381
3.15% 11/15/27	50,000	46,628
4.15% 4/15/32	220,000	206,347
		1,124,274
Electrical Equipment - 0.0%
Emerson Electric Co. 2.8% 12/21/51	220,000	142,560
Hubbell, Inc. 3.35% 3/1/26	110,000	104,832
Regal Rexnord Corp. 6.3% 2/15/30 (c)	290,000	288,722
Rockwell Automation, Inc. 4.2% 3/1/49	100,000	86,399
		622,513
Ground Transportation - 0.4%
Burlington Northern Santa Fe LLC:
2.875% 6/15/52	100,000	66,005
3.05% 2/15/51	30,000	20,513
3.25% 6/15/27	550,000	522,030
3.3% 9/15/51	140,000	100,576
4.05% 6/15/48	182,000	149,565
4.15% 12/15/48	100,000	83,665
4.45% 3/15/43	151,000	133,548
5.15% 9/1/43	100,000	97,075
5.2% 4/15/54	240,000	236,140
5.75% 5/1/40	100,000	104,394
Canadian National Railway Co.:
2.45% 5/1/50	290,000	177,502
2.75% 3/1/26	150,000	141,705
3.65% 2/3/48	100,000	78,430
Canadian Pacific Railway Co.:
1.75% 12/2/26	200,000	179,730
2.45% 12/2/31	200,000	177,402
3.1% 12/2/51	200,000	135,766
3.5% 5/1/50	160,000	117,673
4.8% 8/1/45	230,000	205,968
CSX Corp.:
2.5% 5/15/51	110,000	66,766
3.35% 11/1/25	250,000	240,221
3.8% 3/1/28	50,000	47,593
4.25% 3/15/29	150,000	144,814
4.3% 3/1/48	210,000	176,805
4.65% 3/1/68	230,000	197,194
4.75% 11/15/48	160,000	142,706
6.15% 5/1/37	100,000	106,570
Norfolk Southern Corp.:
2.9% 6/15/26	370,000	348,675
3.155% 5/15/55	100,000	65,926
3.8% 8/1/28	72,000	67,997
3.95% 10/1/42	305,000	244,666
4.1% 5/15/21	200,000	140,630
4.15% 2/28/48	100,000	82,180
5.35% 8/1/54	60,000	58,329
Union Pacific Corp.:
2.15% 2/5/27	120,000	109,666
2.75% 3/1/26	360,000	340,468
2.891% 4/6/36	390,000	308,011
3.25% 2/5/50	270,000	195,117
3.375% 2/14/42	150,000	117,103
3.646% 2/15/24	180,000	178,252
3.799% 4/6/71	330,000	242,352
3.85% 2/14/72	230,000	170,283
4% 4/15/47	90,000	72,690
5.15% 1/20/63	150,000	143,669
		6,736,370
Industrial Conglomerates - 0.1%
3M Co.:
2.25% 9/19/26	330,000	303,764
2.375% 8/26/29	270,000	232,686
2.875% 10/15/27	210,000	193,298
3.25% 8/26/49	100,000	69,261
3.375% 3/1/29	110,000	100,736
3.7% 4/15/50	96,000	73,645
5.7% 3/15/37	100,000	106,255
General Electric Co.:
4.25% 5/1/40	50,000	39,902
4.35% 5/1/50	170,000	140,983
4.5% 3/11/44	200,000	175,379
Honeywell International, Inc.:
1.35% 6/1/25	100,000	93,729
1.95% 6/1/30	100,000	83,311
2.3% 8/15/24	190,000	184,468
2.7% 8/15/29	210,000	186,932
2.8% 6/1/50	200,000	142,551
5% 2/15/33	210,000	211,671
		2,338,571
Machinery - 0.3%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	190,000	189,750
0.45% 5/17/24	670,000	646,396
1.1% 9/14/27	540,000	467,073
Caterpillar, Inc.:
2.6% 4/9/30	210,000	184,537
3.25% 9/19/49	170,000	128,140
3.25% 4/9/50	130,000	98,451
3.803% 8/15/42	200,000	169,522
Cummins, Inc. 1.5% 9/1/30	190,000	152,526
Deere & Co. 2.875% 9/7/49	190,000	137,594
Eaton Corp.:
4.15% 3/15/33	340,000	320,568
4.15% 11/2/42	100,000	86,807
Illinois Tool Works, Inc.:
3.5% 3/1/24	450,000	445,850
3.9% 9/1/42	100,000	86,049
Ingersoll Rand, Inc. 5.4% 8/14/28	220,000	220,496
Ingersoll-Rand Luxembourg Finance SA 3.8% 3/21/29	180,000	167,979
Otis Worldwide Corp.:
2.293% 4/5/27	170,000	154,375
2.565% 2/15/30	220,000	188,138
3.362% 2/15/50	80,000	57,539
Parker Hannifin Corp.:
2.7% 6/14/24	300,000	292,823
3.25% 6/14/29	210,000	189,874
4% 6/14/49	110,000	89,203
4.25% 9/15/27	170,000	164,912
Stanley Black & Decker, Inc.:
2.75% 11/15/50	151,000	87,866
3% 5/15/32	120,000	100,911
6% 3/6/28	100,000	102,135
Westinghouse Air Brake Tech Co. 3.45% 11/15/26	200,000	188,033
		5,117,547
Passenger Airlines - 0.1%
American Airlines Pass Through Trust equipment trust certificate 2.875% 1/11/36	198,739	164,537
Southwest Airlines Co.:
5.125% 6/15/27	251,000	248,022
5.25% 5/4/25	130,000	129,159
United Airlines 2020-1 Class B Pass Through Trust 4.875% 7/15/27	126,714	122,945
United Airlines Pass-Through Trust Series 2023-1 Class A, 5.8% 7/15/37	260,000	259,091
		923,754
Professional Services - 0.1%
Leidos, Inc. 5.75% 3/15/33	140,000	139,123
Thomson Reuters Corp. 4.3% 11/23/23	1,200,000	1,194,306
		1,333,429
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
0.7% 2/15/24	680,000	663,581
2.1% 9/1/28	190,000	159,963
2.2% 1/15/27	140,000	125,104
3.625% 12/1/27	140,000	128,634
4.625% 10/1/28	350,000	329,745
W.W. Grainger, Inc. 3.75% 5/15/46	120,000	95,409
		1,502,436
TOTAL INDUSTRIALS		32,069,609
INFORMATION TECHNOLOGY - 2.2%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
5.5% 1/15/40	192,000	199,253
5.9% 2/15/39	100,000	108,438
Motorola Solutions, Inc.:
2.3% 11/15/30	330,000	262,974
4.6% 2/23/28	110,000	106,644
		677,309
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp. 2.2% 9/15/31	140,000	113,191
Corning, Inc. 5.35% 11/15/48	300,000	282,000
Dell International LLC/EMC Corp.:
4.9% 10/1/26	450,000	441,947
5.3% 10/1/29	90,000	88,859
8.1% 7/15/36	310,000	356,154
8.35% 7/15/46	92,000	112,834
Keysight Technologies, Inc. 4.55% 10/30/24	130,000	127,866
Teledyne Technologies, Inc.:
2.25% 4/1/28	100,000	87,185
2.75% 4/1/31	100,000	83,451
Tyco Electronics Group SA:
2.5% 2/4/32	110,000	91,675
4.5% 2/13/26	200,000	196,682
Vontier Corp. 1.8% 4/1/26	180,000	161,320
		2,143,164
IT Services - 0.2%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26	430,000	389,780
IBM Corp.:
1.95% 5/15/30	100,000	82,467
2.85% 5/15/40	110,000	78,267
2.95% 5/15/50	100,000	64,241
3% 5/15/24	100,000	98,165
3.5% 5/15/29	170,000	156,833
3.625% 2/12/24	1,460,000	1,446,384
4.15% 5/15/39	200,000	171,831
4.5% 2/6/28	170,000	166,538
4.7% 2/19/46	204,000	180,831
5.6% 11/30/39	180,000	181,287
		3,016,624
Semiconductors & Semiconductor Equipment - 0.7%
Advanced Micro Devices, Inc. 4.393% 6/1/52	70,000	61,379
Analog Devices, Inc.:
1.7% 10/1/28	150,000	128,644
2.1% 10/1/31	140,000	114,564
2.8% 10/1/41	150,000	106,522
2.95% 4/1/25	240,000	231,687
Applied Materials, Inc.:
3.3% 4/1/27	190,000	180,371
4.35% 4/1/47	90,000	81,273
5.1% 10/1/35	120,000	121,684
Broadcom Corp./Broadcom Cayman LP 3.875% 1/15/27	100,000	95,016
Broadcom, Inc.:
2.45% 2/15/31 (c)	160,000	128,991
2.6% 2/15/33 (c)	100,000	77,313
3.137% 11/15/35 (c)	200,000	152,649
3.15% 11/15/25	230,000	218,897
3.419% 4/15/33 (c)	190,000	157,439
3.459% 9/15/26	432,000	409,249
3.469% 4/15/34 (c)	230,000	187,935
3.75% 2/15/51 (c)	530,000	380,090
4.15% 4/15/32 (c)	100,000	89,571
4.3% 11/15/32	410,000	370,648
4.926% 5/15/37 (c)	100,000	90,083
5% 4/15/30	292,000	287,725
Intel Corp.:
2% 8/12/31	50,000	40,403
2.45% 11/15/29	720,000	625,245
2.8% 8/12/41	220,000	152,677
3.05% 8/12/51	50,000	32,377
3.25% 11/15/49	180,000	122,788
3.734% 12/8/47	110,000	83,477
4.15% 8/5/32	110,000	103,516
4.6% 3/25/40	110,000	100,058
4.75% 3/25/50	390,000	342,637
4.875% 2/10/28	120,000	119,284
5.05% 8/5/62	370,000	328,664
5.2% 2/10/33	540,000	539,561
5.7% 2/10/53	120,000	118,835
KLA Corp.:
4.1% 3/15/29	160,000	153,778
4.65% 7/15/32	270,000	265,308
5.25% 7/15/62	120,000	116,472
Lam Research Corp.:
2.875% 6/15/50	150,000	100,209
4% 3/15/29	210,000	201,322
Marvell Technology, Inc.:
1.65% 4/15/26	230,000	208,728
2.45% 4/15/28	120,000	105,242
Microchip Technology, Inc. 0.983% 9/1/24	170,000	161,899
Micron Technology, Inc.:
4.663% 2/15/30	120,000	112,483
5.327% 2/6/29	310,000	303,923
5.375% 4/15/28	300,000	294,924
5.875% 9/15/33	100,000	98,050
NVIDIA Corp.:
2% 6/15/31	480,000	397,656
3.5% 4/1/50	167,000	131,511
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.65% 2/15/32	300,000	239,235
3.25% 5/11/41	190,000	134,963
3.875% 6/18/26	140,000	134,057
4.3% 6/18/29	100,000	93,384
Qualcomm, Inc.:
2.15% 5/20/30	380,000	323,028
4.3% 5/20/47	313,000	270,791
4.5% 5/20/52	180,000	157,088
4.8% 5/20/45	130,000	122,685
Texas Instruments, Inc.:
2.9% 11/3/27	160,000	148,864
3.875% 3/15/39	210,000	181,949
4.9% 3/14/33	270,000	271,289
5.05% 5/18/63	100,000	95,808
		11,205,898
Software - 0.6%
Adobe, Inc. 2.15% 2/1/27	240,000	220,413
Autodesk, Inc. 2.85% 1/15/30	140,000	122,117
Microsoft Corp.:
2.4% 8/8/26	520,000	487,721
2.525% 6/1/50	280,000	185,094
2.675% 6/1/60	200,000	128,650
2.921% 3/17/52	170,000	120,552
3.041% 3/17/62	240,000	166,161
3.3% 2/6/27	1,650,000	1,585,794
3.45% 8/8/36	610,000	542,558
3.5% 2/12/35	180,000	163,917
3.75% 2/12/45	100,000	85,319
5.3% 2/8/41	280,000	296,490
Oracle Corp.:
2.5% 4/1/25	1,290,000	1,228,260
2.65% 7/15/26	100,000	92,877
2.875% 3/25/31	820,000	692,797
3.25% 11/15/27	600,000	556,078
3.6% 4/1/40	340,000	257,310
3.6% 4/1/50	210,000	145,144
3.8% 11/15/37	340,000	274,189
3.85% 4/1/60	340,000	231,072
3.9% 5/15/35	100,000	85,387
3.95% 3/25/51	200,000	146,176
4% 11/15/47	388,000	289,431
4.1% 3/25/61	720,000	511,495
4.125% 5/15/45	110,000	85,026
4.375% 5/15/55	200,000	153,660
5.375% 7/15/40	270,000	251,668
6.125% 7/8/39	114,000	115,731
6.25% 11/9/32	150,000	157,000
Roper Technologies, Inc.:
1% 9/15/25	60,000	54,956
1.4% 9/15/27	60,000	51,946
1.75% 2/15/31	60,000	47,096
2% 6/30/30	400,000	326,060
Salesforce, Inc.:
1.5% 7/15/28	140,000	120,438
1.95% 7/15/31	100,000	81,484
2.9% 7/15/51	300,000	200,897
3.7% 4/11/28	140,000	134,147
VMware, Inc. 1.4% 8/15/26	690,000	611,832
		11,006,943
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.:
0.7% 2/8/26	2,500,000	2,263,164
1.125% 5/11/25	500,000	467,570
1.7% 8/5/31	280,000	227,853
2.05% 9/11/26	290,000	267,948
2.375% 2/8/41	440,000	314,461
2.55% 8/20/60	110,000	69,173
2.65% 5/11/50	250,000	166,511
2.85% 8/5/61	490,000	318,991
2.95% 9/11/49	180,000	128,416
3% 2/9/24	650,000	642,879
3% 11/13/27	890,000	835,625
3.35% 2/9/27	240,000	229,415
3.75% 11/13/47	90,000	74,896
4% 5/10/28	500,000	488,665
4.3% 5/10/33	1,000,000	981,589
4.375% 5/13/45	120,000	110,470
4.45% 5/6/44	100,000	95,093
4.5% 2/23/36	110,000	109,961
4.65% 2/23/46	201,000	192,538
Hewlett Packard Enterprise Co.:
1.75% 4/1/26	180,000	164,132
4.9% 10/15/25 (b)	1,108,000	1,093,447
HP, Inc.:
2.2% 6/17/25	190,000	179,004
2.65% 6/17/31	210,000	170,165
3.4% 6/17/30	250,000	218,299
4.2% 4/15/32	140,000	125,011
5.5% 1/15/33	100,000	97,080
		10,032,356
TOTAL INFORMATION TECHNOLOGY		38,082,294
MATERIALS - 0.8%
Chemicals - 0.5%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	100,000	92,758
2.05% 5/15/30	40,000	33,761
2.7% 5/15/40	40,000	29,106
2.8% 5/15/50	40,000	27,281
4.8% 3/3/33	120,000	119,247
Albemarle Corp.:
4.65% 6/1/27	160,000	154,649
5.05% 6/1/32	130,000	122,372
Celanese U.S. Holdings LLC:
6.165% 7/15/27	650,000	650,348
6.7% 11/15/33	140,000	140,589
CF Industries Holdings, Inc. 5.375% 3/15/44	130,000	115,004
DuPont de Nemours, Inc.:
4.493% 11/15/25	320,000	313,292
4.725% 11/15/28	240,000	236,795
5.319% 11/15/38	310,000	303,892
Eastman Chemical Co. 4.5% 12/1/28	406,000	388,210
Ecolab, Inc.:
1.3% 1/30/31	400,000	311,395
2.125% 8/15/50	150,000	85,368
Huntsman International LLC 4.5% 5/1/29	120,000	111,127
International Flavors & Fragrances, Inc. 4.45% 9/26/28	130,000	121,567
Linde, Inc.:
2% 8/10/50	100,000	54,603
3.2% 1/30/26	230,000	221,404
LYB International Finance II BV 3.5% 3/2/27	680,000	641,229
LYB International Finance III LLC:
3.375% 10/1/40	110,000	79,057
3.625% 4/1/51	110,000	74,142
3.8% 10/1/60	100,000	65,116
5.625% 5/15/33	160,000	158,464
Nutrien Ltd.:
3.95% 5/13/50	170,000	127,080
4.125% 3/15/35	150,000	130,234
4.2% 4/1/29	32,000	30,098
4.9% 3/27/28	380,000	371,340
5% 4/1/49	56,000	48,736
PPG Industries, Inc. 2.4% 8/15/24	180,000	174,332
Rohm & Haas Co. 7.85% 7/15/29	120,000	132,639
RPM International, Inc. 4.55% 3/1/29	120,000	112,531
Sherwin-Williams Co.:
2.95% 8/15/29	120,000	105,714
3.125% 6/1/24	160,000	156,845
3.45% 6/1/27	210,000	197,931
3.8% 8/15/49	80,000	60,003
4.5% 6/1/47	200,000	170,512
The Dow Chemical Co.:
2.1% 11/15/30	450,000	366,869
3.6% 11/15/50	170,000	121,488
4.375% 11/15/42	100,000	82,490
5.25% 11/15/41	130,000	120,984
5.55% 11/30/48	80,000	76,297
The Mosaic Co.:
4.05% 11/15/27	170,000	162,252
5.45% 11/15/33	100,000	97,414
Westlake Corp. 3.6% 8/15/26	858,000	813,732
		8,310,297
Construction Materials - 0.0%
Martin Marietta Materials, Inc.:
2.5% 3/15/30	110,000	92,428
4.25% 12/15/47	120,000	97,435
		189,863
Containers & Packaging - 0.1%
Avery Dennison Corp. 2.65% 4/30/30	140,000	116,790
Bemis Co., Inc. 4% 5/17/25	200,000	193,907
International Paper Co. 5% 9/15/35	328,000	315,371
WRKCo, Inc.:
3.9% 6/1/28	170,000	157,739
4.65% 3/15/26	400,000	389,346
		1,173,153
Metals & Mining - 0.2%
ArcelorMittal SA 6.8% 11/29/32	270,000	277,387
Barrick North America Finance LLC 5.7% 5/30/41	142,000	141,079
Barrick PD Australia Finance Pty Ltd. 5.95% 10/15/39	100,000	101,470
BHP Billiton Financial (U.S.A.) Ltd.:
4.125% 2/24/42	100,000	87,282
4.75% 2/28/28	400,000	396,516
5% 9/30/43	151,000	145,930
Freeport-McMoRan, Inc.:
4.375% 8/1/28	110,000	102,054
4.625% 8/1/30	190,000	175,597
5.45% 3/15/43	160,000	143,607
Newmont Corp.:
2.25% 10/1/30	160,000	130,015
4.875% 3/15/42	100,000	89,741
5.45% 6/9/44	100,000	94,971
Nucor Corp.:
2.979% 12/15/55	110,000	67,079
3.125% 4/1/32	200,000	170,664
Rio Tinto Finance (U.S.A.) Ltd.:
2.75% 11/2/51	110,000	71,252
5.2% 11/2/40	324,000	318,204
Rio Tinto Finance (U.S.A.) PLC 5% 3/9/33	200,000	198,729
Southern Copper Corp.:
3.875% 4/23/25	210,000	202,388
5.875% 4/23/45	178,000	173,947
7.5% 7/27/35	110,000	124,506
Vale Overseas Ltd.:
3.75% 7/8/30	500,000	437,090
6.125% 6/12/33	70,000	69,302
6.875% 11/21/36	120,000	124,498
		3,843,308
Paper & Forest Products - 0.0%
Suzano Austria GmbH:
2.5% 9/15/28	320,000	271,533
6% 1/15/29	230,000	227,459
		498,992
TOTAL MATERIALS		14,015,613
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Agree LP 2.9% 10/1/30	100,000	82,961
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	250,000	189,541
3.375% 8/15/31	340,000	293,561
4.5% 7/30/29	100,000	94,742
4.85% 4/15/49	140,000	114,225
American Homes 4 Rent LP 3.375% 7/15/51	110,000	70,270
American Tower Corp.:
1.3% 9/15/25	120,000	110,062
2.1% 6/15/30	120,000	95,742
3.1% 6/15/50	120,000	74,876
3.6% 1/15/28	70,000	64,606
3.8% 8/15/29	100,000	90,945
5.25% 7/15/28	470,000	462,857
5.65% 3/15/33	370,000	368,548
AvalonBay Communities, Inc.:
2.3% 3/1/30	408,000	340,693
3.35% 5/15/27	170,000	158,937
Boston Properties, Inc.:
2.75% 10/1/26	100,000	90,171
3.25% 1/30/31	227,000	184,794
3.65% 2/1/26	130,000	122,449
4.5% 12/1/28	280,000	258,372
Camden Property Trust 2.8% 5/15/30	170,000	147,568
Corporate Office Properties LP 2.75% 4/15/31	110,000	84,781
Crown Castle International Corp.:
1.35% 7/15/25	90,000	83,074
2.25% 1/15/31	100,000	80,287
3.25% 1/15/51	190,000	123,330
3.65% 9/1/27	464,000	432,259
5.1% 5/1/33	180,000	173,212
EPR Properties 4.5% 6/1/27	210,000	189,149
Equinix, Inc.:
1.45% 5/15/26	200,000	179,751
2.5% 5/15/31	210,000	170,116
ERP Operating LP:
1.85% 8/1/31	240,000	187,778
2.5% 2/15/30	160,000	135,571
3.5% 3/1/28	160,000	149,088
Federal Realty OP LP 1.25% 2/15/26	200,000	180,017
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	310,000	304,289
Healthpeak OP, LLC:
2.875% 1/15/31	430,000	359,584
3% 1/15/30	320,000	276,897
Highwoods/Forsyth LP 4.125% 3/15/28	140,000	125,817
Hudson Pacific Properties LP 4.65% 4/1/29	100,000	76,199
Invitation Homes Operating Partnership LP 2.3% 11/15/28	170,000	144,449
Kilroy Realty LP 2.65% 11/15/33	100,000	69,431
Kimco Realty Op LLC:
1.9% 3/1/28	610,000	516,564
2.8% 10/1/26	216,000	198,652
NNN (REIT), Inc. 3% 4/15/52	200,000	121,163
Office Properties Income Trust 2.4% 2/1/27	100,000	67,641
Omega Healthcare Investors, Inc.:
4.5% 4/1/27	140,000	132,422
4.75% 1/15/28	201,000	188,756
Prologis LP:
1.625% 3/15/31	150,000	116,601
1.75% 2/1/31	340,000	268,217
2.125% 4/15/27	170,000	153,094
2.125% 10/15/50	100,000	53,955
4.875% 6/15/28	100,000	98,964
5.125% 1/15/34	100,000	98,441
5.25% 6/15/53	100,000	95,364
Public Storage 5.1% 8/1/33	320,000	317,281
Realty Income Corp.:
2.85% 12/15/32	338,000	273,941
3.25% 1/15/31	238,000	205,805
4.9% 7/15/33	150,000	142,434
Regency Centers LP 3.7% 6/15/30	150,000	134,455
Simon Property Group LP:
2% 9/13/24	420,000	403,966
2.2% 2/1/31	250,000	199,166
2.65% 7/15/30	138,000	116,385
3.375% 12/1/27	150,000	138,777
3.5% 9/1/25	230,000	221,566
4.25% 11/30/46	116,000	89,245
4.75% 3/15/42	110,000	93,409
5.85% 3/8/53	130,000	127,434
Spirit Realty LP 3.2% 2/15/31	160,000	131,900
Store Capital Corp. 4.5% 3/15/28	110,000	98,327
Sun Communities Operating LP 2.3% 11/1/28	170,000	142,921
UDR, Inc.:
2.1% 6/15/33	100,000	73,442
3% 8/15/31	100,000	83,922
Ventas Realty LP:
4% 3/1/28	184,000	170,928
4.875% 4/15/49	160,000	130,866
VICI Properties LP:
4.75% 2/15/28	330,000	313,809
5.125% 5/15/32	140,000	129,755
Welltower OP LLC:
2.05% 1/15/29	390,000	326,806
2.75% 1/15/32	110,000	88,935
4.25% 4/15/28	174,000	164,741
Weyerhaeuser Co. 4% 11/15/29	270,000	249,161
WP Carey, Inc. 2.4% 2/1/31	140,000	111,897
		13,732,107
Real Estate Management & Development - 0.1%
Brandywine Operating Partnership LP 7.55% 3/15/28	100,000	93,766
CBRE Group, Inc. 5.95% 8/15/34	100,000	98,913
Digital Realty Trust LP 3.7% 8/15/27	370,000	344,728
Essex Portfolio LP:
2.65% 3/15/32	210,000	167,279
3.875% 5/1/24	120,000	117,988
Mid-America Apartments LP 4.2% 6/15/28	260,000	247,161
Tanger Properties LP 3.125% 9/1/26	100,000	90,747
		1,160,582
TOTAL REAL ESTATE		14,892,689
UTILITIES - 2.1%
Electric Utilities - 1.6%
AEP Texas, Inc.:
3.45% 5/15/51	70,000	47,269
4.15% 5/1/49	120,000	92,501
AEP Transmission Co. LLC:
2.75% 8/15/51	100,000	61,907
3.65% 4/1/50	139,000	104,822
5.4% 3/15/53	100,000	99,253
Alabama Power Co.:
1.45% 9/15/30	800,000	627,913
3% 3/15/52	170,000	110,105
American Electric Power Co., Inc.:
3.25% 3/1/50	174,000	114,270
4.3% 12/1/28	194,000	184,840
Appalachian Power Co.:
4.5% 8/1/32	140,000	129,907
7% 4/1/38	100,000	110,780
Arizona Public Service Co.:
2.6% 8/15/29	160,000	138,557
3.35% 5/15/50	200,000	133,220
5.55% 8/1/33	100,000	100,089
Avangrid, Inc. 3.2% 4/15/25	170,000	162,687
Baltimore Gas & Electric Co.:
2.9% 6/15/50	120,000	76,919
3.75% 8/15/47	210,000	158,663
CenterPoint Energy Houston Electric LLC:
3.35% 4/1/51	70,000	50,167
4.25% 2/1/49	185,000	154,617
4.95% 4/1/33	230,000	226,134
Cincinnati Gas & Electric Co.:
3.65% 2/1/29	210,000	195,794
4.3% 2/1/49	65,000	52,710
Commonwealth Edison Co.:
2.75% 9/1/51	200,000	122,673
4% 3/1/48	208,000	167,502
6.45% 1/15/38	240,000	258,158
Connecticut Light & Power Co. 5.25% 1/15/53	120,000	117,200
Dominion Energy South Carolina:
2.3% 12/1/31	230,000	184,720
5.3% 5/15/33	100,000	100,531
DTE Electric Co.:
3% 3/1/32	180,000	153,697
3.65% 3/1/52	190,000	141,765
3.95% 3/1/49	56,000	44,346
4.05% 5/15/48	100,000	81,019
Duke Energy Carolinas LLC:
3.75% 6/1/45	150,000	113,753
3.875% 3/15/46	240,000	184,743
3.95% 3/15/48	210,000	164,928
4% 9/30/42	179,000	145,191
4.25% 12/15/41	130,000	110,041
Duke Energy Corp.:
2.45% 6/1/30	200,000	166,365
3.15% 8/15/27	352,000	325,457
3.3% 6/15/41	390,000	279,552
3.75% 9/1/46	110,000	80,498
4.2% 6/15/49	310,000	241,026
5% 8/15/52	100,000	87,643
Duke Energy Florida LLC:
3.2% 1/15/27	240,000	226,889
4.2% 7/15/48	140,000	114,629
6.4% 6/15/38	160,000	172,203
Duke Energy Industries, Inc. 6.35% 8/15/38	170,000	181,554
Duke Energy Progress LLC:
2% 8/15/31	270,000	214,950
4.1% 5/15/42	130,000	107,124
4.2% 8/15/45	180,000	145,666
5.25% 3/15/33	100,000	100,075
Edison International 4.125% 3/15/28	100,000	93,523
Entergy Corp.:
0.9% 9/15/25	500,000	454,275
2.4% 6/15/31	120,000	95,789
3.75% 6/15/50	190,000	133,883
Entergy Louisiana LLC:
3.12% 9/1/27	310,000	286,938
4% 3/15/33	190,000	170,471
Entergy Mississippi LLC 5% 9/1/33	100,000	96,866
Entergy, Inc.:
3.35% 6/15/52	100,000	68,256
3.55% 9/30/49	194,000	137,297
5.3% 9/15/33	70,000	69,853
Eversource Energy:
2.55% 3/15/31	200,000	164,330
3.45% 1/15/50	120,000	84,402
5.45% 3/1/28	250,000	250,839
Exelon Corp.:
3.95% 6/15/25	163,000	158,134
4.05% 4/15/30	370,000	341,878
4.7% 4/15/50	110,000	93,328
5.1% 6/15/45	160,000	145,686
FirstEnergy Corp.:
1.6% 1/15/26	97,000	88,080
2.25% 9/1/30	150,000	120,392
5.1% 7/15/47	150,000	130,536
Florida Power & Light Co.:
2.875% 12/4/51	190,000	124,142
3.95% 3/1/48	160,000	129,916
3.99% 3/1/49	133,000	107,580
4.05% 6/1/42	210,000	176,501
4.05% 10/1/44	170,000	142,929
4.125% 2/1/42	240,000	203,386
Georgia Power Co.:
2.65% 9/15/29	360,000	310,207
4.65% 5/16/28	170,000	165,780
4.95% 5/17/33	340,000	328,982
Indiana Michigan Power Co.:
3.25% 5/1/51	80,000	54,380
3.75% 7/1/47	120,000	90,375
Interstate Power and Light Co. 2.3% 6/1/30	104,000	85,303
Kentucky Utilities Co. 5.125% 11/1/40	170,000	159,244
MidAmerican Energy Co.:
3.65% 8/1/48	280,000	208,558
3.95% 8/1/47	100,000	78,277
4.25% 7/15/49	100,000	82,208
Mississippi Power Co. 3.95% 3/30/28	120,000	113,057
Nevada Power Co. 3.125% 8/1/50	150,000	95,206
NextEra Energy Capital Holdings, Inc.:
1.875% 1/15/27	300,000	268,127
2.44% 1/15/32	400,000	320,099
3% 1/15/52	110,000	69,949
4.9% 2/28/28	900,000	884,418
Northern States Power Co.:
2.6% 6/1/51	300,000	183,293
3.2% 4/1/52	80,000	54,274
4% 8/15/45	110,000	87,150
NSTAR Electric Co. 4.95% 9/15/52	100,000	92,981
Oglethorpe Power Corp.:
3.75% 8/1/50	100,000	71,212
5.95% 11/1/39	110,000	108,657
Ohio Power Co. 4% 6/1/49	100,000	78,135
Oncor Electric Delivery Co. LLC:
3.1% 9/15/49	100,000	67,911
3.8% 6/1/49	280,000	216,255
4.55% 9/15/32	150,000	142,881
4.6% 6/1/52	150,000	133,520
Pacific Gas & Electric Co.:
2.5% 2/1/31	320,000	249,713
3.15% 1/1/26	110,000	102,491
3.3% 8/1/40	100,000	67,018
3.5% 6/15/25	506,000	481,978
3.75% 2/15/24	320,000	316,322
4.2% 3/1/29	200,000	179,846
4.55% 7/1/30	603,000	542,256
4.75% 2/15/44	100,000	76,461
4.95% 7/1/50	230,000	177,842
5.9% 6/15/32	300,000	287,159
6.7% 4/1/53	90,000	87,501
6.75% 1/15/53	170,000	165,231
PacifiCorp:
2.9% 6/15/52	100,000	58,969
4.15% 2/15/50	250,000	183,387
6% 1/15/39	330,000	327,753
PECO Energy Co. 4.6% 5/15/52	210,000	183,890
PG&E Wildfire Recovery:
5.099% 6/1/54	150,000	144,750
5.212% 12/1/49	260,000	250,412
PPL Capital Funding, Inc. 4% 9/15/47	90,000	61,745
PPL Electric Utilities Corp.:
3% 10/1/49	70,000	47,411
5% 5/15/33	100,000	98,951
5.25% 5/15/53	100,000	97,121
Progress Energy, Inc. 7.75% 3/1/31	100,000	112,164
Public Service Co. of Colorado:
3.2% 3/1/50	110,000	74,209
5.25% 4/1/53	120,000	110,814
6.25% 9/1/37	130,000	135,189
Public Service Co. of Oklahoma 5.25% 1/15/33	100,000	98,129
Public Service Electric & Gas Co.:
2.45% 1/15/30	80,000	68,500
3% 5/15/25	220,000	211,688
3.15% 1/1/50	300,000	210,436
3.2% 8/1/49	110,000	77,534
3.7% 5/1/28	120,000	113,828
5.2% 8/1/33	190,000	191,775
Puget Sound Energy, Inc.:
4.223% 6/15/48	70,000	56,821
4.3% 5/20/45	130,000	105,765
Southern California Edison Co.:
2.95% 2/1/51	250,000	158,764
3.5% 10/1/23	566,000	564,650
3.65% 2/1/50	220,000	159,531
3.65% 6/1/51	110,000	77,960
3.9% 3/15/43	230,000	176,657
4.05% 3/15/42	100,000	79,008
4.125% 3/1/48	140,000	110,337
4.65% 10/1/43	158,000	135,902
6.05% 3/15/39	100,000	100,763
Southern Co.:
3.25% 7/1/26	765,000	723,732
4.4% 7/1/46	253,000	208,351
Southwestern Electric Power Co. 5.3% 4/1/33	190,000	185,992
Southwestern Public Service Co. 4.5% 8/15/41	160,000	134,340
Tampa Electric Co. 4.45% 6/15/49	140,000	115,198
Tucson Electric Power Co. 1.5% 8/1/30	100,000	78,049
Union Electric Co.:
2.625% 3/15/51	140,000	85,458
3.9% 4/1/52	120,000	94,291
Virginia Electric & Power Co.:
2.4% 3/30/32	110,000	88,640
2.45% 12/15/50	100,000	57,776
3.8% 4/1/28	90,000	85,126
3.8% 9/15/47	180,000	135,069
4.6% 12/1/48	208,000	178,501
4.625% 5/15/52	100,000	85,485
5% 4/1/33	100,000	97,255
6% 5/15/37	120,000	123,207
Wisconsin Electric Power Co. 1.7% 6/15/28	490,000	421,560
Wisconsin Power & Light Co. 4.95% 4/1/33	170,000	164,704
Xcel Energy, Inc.:
3.35% 12/1/26	316,000	295,933
3.4% 6/1/30	73,000	64,709
3.5% 12/1/49	100,000	69,567
		27,098,245
Gas Utilities - 0.1%
Atmos Energy Corp.:
2.85% 2/15/52	100,000	64,667
4.125% 10/15/44	210,000	172,475
5.45% 10/15/32	140,000	143,230
CenterPoint Energy Resources Corp.:
1.75% 10/1/30	100,000	79,339
5.4% 3/1/33	120,000	120,044
Dominion Gas Holdings LLC 2.5% 11/15/24	80,000	76,961
ONE Gas, Inc. 2% 5/15/30	260,000	213,055
Piedmont Natural Gas Co., Inc.:
2.5% 3/15/31	120,000	97,209
3.35% 6/1/50	100,000	65,464
Southern California Gas Co.:
2.55% 2/1/30	210,000	178,561
4.3% 1/15/49	130,000	105,695
5.2% 6/1/33	180,000	176,758
Southern Co. Gas Capital Corp. 3.15% 9/30/51	250,000	161,556
Southwest Gas Corp.:
3.18% 8/15/51	100,000	61,510
5.45% 3/23/28	165,000	164,521
		1,881,045
Independent Power and Renewable Electricity Producers - 0.0%
Constellation Energy Generation, LLC:
3.25% 6/1/25	100,000	95,717
5.6% 6/15/42	130,000	122,553
5.8% 3/1/33	100,000	101,868
Emera U.S. Finance LP 4.75% 6/15/46	100,000	78,269
		398,407
Multi-Utilities - 0.4%
Ameren Corp. 3.5% 1/15/31	250,000	220,672
Ameren Illinois Co. 4.5% 3/15/49	210,000	184,463
Berkshire Hathaway Energy Co.:
1.65% 5/15/31	160,000	123,825
3.25% 4/15/28	250,000	229,962
4.45% 1/15/49	100,000	81,792
4.5% 2/1/45	180,000	151,098
4.6% 5/1/53	100,000	82,393
5.95% 5/15/37	120,000	122,045
6.125% 4/1/36	110,000	115,125
CenterPoint Energy, Inc. 2.95% 3/1/30	120,000	103,298
Consolidated Edison Co. of New York, Inc.:
3.35% 4/1/30	270,000	243,463
3.7% 11/15/59	100,000	70,576
3.85% 6/15/46	100,000	76,287
3.95% 4/1/50	245,000	193,942
4.5% 5/15/58	220,000	179,227
4.65% 12/1/48	80,000	68,789
5.2% 3/1/33	110,000	109,843
6.15% 11/15/52	100,000	107,205
6.75% 4/1/38	110,000	120,630
Consumers Energy Co.:
2.65% 8/15/52	115,000	71,341
3.1% 8/15/50	200,000	137,553
4.35% 4/15/49	130,000	111,266
Dominion Energy, Inc.:
3.375% 4/1/30	340,000	299,807
4.85% 8/15/52	280,000	238,734
DTE Energy Co.:
2.85% 10/1/26	200,000	185,153
3.8% 3/15/27	90,000	84,626
NiSource, Inc.:
0.95% 8/15/25	700,000	641,656
1.7% 2/15/31	370,000	285,776
3.49% 5/15/27	442,000	414,593
5.95% 6/15/41	110,000	110,663
Public Service Enterprise Group, Inc.:
1.6% 8/15/30	100,000	78,747
5.85% 11/15/27	100,000	101,922
Puget Energy, Inc. 4.1% 6/15/30	253,000	226,286
San Diego Gas & Electric Co.:
4.1% 6/15/49	130,000	102,842
5.35% 4/1/53	170,000	164,657
Sempra:
3.4% 2/1/28	50,000	46,268
3.8% 2/1/38	270,000	219,838
4% 2/1/48	136,000	104,078
WEC Energy Group, Inc. 4.75% 1/15/28	100,000	97,930
		6,308,371
Water Utilities - 0.0%
American Water Capital Corp.:
2.3% 6/1/31	220,000	180,423
2.95% 9/1/27	430,000	395,962
3.75% 9/1/47	213,000	165,272
4.3% 12/1/42	100,000	85,450
		827,107
TOTAL UTILITIES		36,513,175
TOTAL NONCONVERTIBLE BONDS (Cost $507,922,823)		449,582,916

U.S. Government and Government Agency Obligations - 44.0%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 1.0%
Fannie Mae:
0.375% 8/25/25	238,000	217,591
0.5% 6/17/25	650,000	600,594
0.54% 10/27/25	500,000	454,336
0.625% 4/22/25	90,000	83,830
0.75% 10/8/27	250,000	216,283
0.875% 8/5/30	108,000	85,664
1.75% 7/2/24	930,000	901,600
2.875% 9/12/23	150,000	149,882
6.625% 11/15/30	1,650,000	1,878,187
Federal Farm Credit Bank:
1.4% 3/10/28	2,230,000	1,938,148
3.8% 4/5/32	1,000,000	909,292
Federal Home Loan Bank:
0.375% 9/4/25	175,000	160,129
0.5% 4/14/25	390,000	363,095
0.9% 2/26/27	3,290,000	2,883,250
0.96% 3/5/26	1,300,000	1,178,808
1.5% 8/15/24	125,000	120,476
2.5% 2/13/24	230,000	226,899
3.25% 6/9/28	210,000	200,152
3.25% 11/16/28	30,000	28,559
Freddie Mac:
0.25% 12/4/23	958,000	944,106
0.375% 7/21/25	480,000	440,968
0.375% 9/23/25	370,000	337,602
1.5% 2/12/25	630,000	598,245
6.25% 7/15/32	830,000	949,247
6.75% 3/15/31	870,000	1,002,283
Tennessee Valley Authority:
0.75% 5/15/25	560,000	520,065
2.875% 2/1/27	145,000	137,214
4.25% 9/15/65	210,000	181,735
5.25% 9/15/39	420,000	431,741
5.88% 4/1/36	110,000	122,241
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		18,262,222
U.S. Treasury Obligations - 43.0%
U.S. Treasury Bonds:
1.125% 5/15/40	2,000	1,239
1.125% 8/15/40	76,000	46,660
1.25% 5/15/50	238,000	124,401
1.375% 11/15/40	4,356,000	2,780,864
1.375% 8/15/50	2,390,000	1,291,814
1.625% 11/15/50	6,241,000	3,610,028
1.75% 8/15/41	6,137,000	4,123,537
1.875% 2/15/41	14,910,000	10,347,307
1.875% 2/15/51	9,063,000	5,591,092
1.875% 11/15/51	4,704,000	2,890,387
2% 11/15/41	5,180,000	3,624,584
2% 2/15/50	683,000	437,360
2% 8/15/51	8,892,000	5,645,378
2.25% 5/15/41	12,975,000	9,560,446
2.25% 8/15/46	148,000	101,947
2.25% 8/15/49	267,000	181,633
2.25% 2/15/52	1,610,000	1,086,121
2.375% 11/15/49	38,000	26,575
2.375% 5/15/51	6,825,000	4,743,642
2.5% 2/15/45	273,000	200,474
2.5% 2/15/46	329,000	239,193
2.5% 5/15/46	122,000	88,588
2.75% 11/15/42	329,000	257,957
2.75% 8/15/47	177,000	134,154
2.75% 11/15/47	157,000	118,878
2.875% 8/15/45	268,000	209,700
2.875% 11/15/46	359,000	279,249
2.875% 5/15/49	361,000	279,817
2.875% 5/15/52	2,960,000	2,297,816
3% 5/15/42	238,000	195,225
3% 11/15/44	1,614,000	1,298,324
3% 11/15/45	76,000	60,717
3% 2/15/47	83,000	65,982
3% 5/15/47	197,000	156,561
3% 2/15/48	121,000	96,048
3% 8/15/48	188,000	149,188
3% 2/15/49	264,000	209,560
3% 8/15/52	9,800,000	7,809,758
3.125% 11/15/41	229,000	193,192
3.125% 2/15/42	264,000	221,843
3.125% 8/15/44	1,405,000	1,156,052
3.125% 5/15/48	48,000	38,985
3.25% 5/15/42	6,160,000	5,260,303
3.375% 8/15/42	14,240,000	12,357,094
3.375% 5/15/44	856,000	734,020
3.375% 11/15/48	68,000	57,789
3.625% 8/15/43	86,000	76,866
3.625% 2/15/44	1,464,000	1,305,934
3.625% 2/15/53	9,520,000	8,576,925
3.625% 5/15/53	6,910,000	6,231,956
3.75% 8/15/41	225,000	208,424
3.75% 11/15/43	94,000	85,507
3.875% 8/15/40	126,000	119,606
3.875% 2/15/43	10,190,000	9,481,477
3.875% 5/15/43	7,160,000	6,657,355
4% 11/15/42	10,370,000	9,838,943
4% 11/15/52	6,250,000	6,030,518
4.125% 8/15/53	1,670,000	1,647,559
4.375% 2/15/38	81,000	82,924
4.375% 11/15/39	5,000	5,068
4.375% 5/15/41	433,000	436,298
4.375% 8/15/43	1,070,000	1,067,158
4.5% 2/15/36	223,000	233,018
4.5% 5/15/38	69,000	71,442
5% 5/15/37	391,000	427,427
U.S. Treasury Notes:
0.125% 9/15/23	2,000	1,996
0.125% 10/15/23	130,000	129,167
0.125% 12/15/23	684,000	673,900
0.125% 1/15/24	1,625,000	1,593,896
0.25% 5/31/25	3,401,000	3,133,968
0.25% 6/30/25	4,190,000	3,850,545
0.25% 7/31/25	2,494,000	2,284,640
0.25% 8/31/25	7,956,000	7,264,201
0.25% 9/30/25	4,049,000	3,689,019
0.375% 8/15/24	2,010,000	1,916,252
0.375% 9/15/24	2,850,000	2,707,834
0.375% 4/30/25	4,471,000	4,143,185
0.375% 11/30/25	3,807,000	3,455,447
0.375% 12/31/25	8,153,000	7,387,382
0.375% 1/31/26	9,105,000	8,217,618
0.375% 7/31/27	3,005,000	2,575,614
0.375% 9/30/27	3,744,000	3,191,468
0.5% 3/31/25	6,279,000	5,848,790
0.5% 2/28/26	5,602,000	5,057,993
0.5% 4/30/27	546,000	474,338
0.5% 5/31/27	43,000	37,249
0.5% 6/30/27	856,000	739,671
0.5% 8/31/27	2,377,000	2,042,363
0.625% 10/15/24	8,700,000	8,261,262
0.625% 7/31/26	3,960,000	3,541,261
0.625% 3/31/27	884,000	773,707
0.625% 11/30/27	2,407,000	2,062,686
0.625% 12/31/27	1,696,000	1,449,881
0.625% 5/15/30	4,618,000	3,663,553
0.625% 8/15/30	644,000	507,427
0.75% 11/15/24	3,910,000	3,706,405
0.75% 3/31/26	6,314,000	5,730,448
0.75% 4/30/26	3,206,000	2,899,426
0.75% 5/31/26	3,183,000	2,870,668
0.75% 8/31/26	5,654,000	5,061,876
0.75% 1/31/28	4,807,000	4,122,941
0.875% 6/30/26	894,000	808,127
0.875% 9/30/26	6,070,000	5,447,114
1% 12/15/24	2,830,000	2,682,862
1.125% 1/15/25	14,200,000	13,446,180
1.125% 2/28/25	748,000	705,545
1.125% 10/31/26	8,680,000	7,824,884
1.125% 2/29/28	5,030,000	4,379,047
1.125% 8/31/28	5,215,000	4,482,252
1.25% 11/30/26	429,000	387,457
1.25% 12/31/26	7,670,000	6,917,381
1.25% 3/31/28	4,619,000	4,036,753
1.25% 4/30/28	3,357,000	2,927,671
1.25% 5/31/28	2,807,000	2,443,515
1.25% 6/30/28	3,624,000	3,148,633
1.25% 9/30/28	2,821,000	2,434,545
1.25% 8/15/31	3,247,000	2,621,953
1.375% 1/31/25	975,000	925,222
1.375% 8/31/26	366,000	333,918
1.375% 10/31/28	12,960,000	11,234,194
1.375% 12/31/28	2,240,000	1,934,887
1.5% 9/30/24	3,446,000	3,308,698
1.5% 11/30/24	2,663,000	2,543,685
1.5% 2/15/25	3,310,000	3,142,690
1.5% 8/15/26	283,000	259,398
1.5% 1/31/27	5,829,000	5,287,313
1.5% 11/30/28	1,062,000	925,060
1.5% 2/15/30	724,000	614,184
1.625% 2/15/26	702,000	652,531
1.625% 9/30/26	1,345,000	1,235,246
1.625% 11/30/26	454,000	415,091
1.625% 8/15/29	2,954,000	2,558,210
1.625% 5/15/31	9,580,000	8,024,373
1.75% 7/31/24	1,867,000	1,806,031
1.75% 12/31/24	3,742,000	3,577,410
1.75% 3/15/25	3,230,000	3,071,474
1.75% 1/31/29	4,210,000	3,701,840
1.875% 8/31/24	501,000	484,013
1.875% 7/31/26	800,000	742,094
1.875% 2/28/29	820,000	725,091
2% 6/30/24	210,000	204,233
2% 11/15/26	562,000	520,289
2.125% 2/29/24	1,000	984
2.125% 3/31/24	612,000	600,501
2.125% 7/31/24	150,000	145,623
2.125% 11/30/24	320,000	308,013
2.25% 12/31/23	50,000	49,482
2.25% 12/31/24	30,000	28,871
2.25% 2/15/27	817,000	759,714
2.25% 8/15/27	1,371,000	1,265,872
2.25% 11/15/27	255,000	234,490
2.375% 2/29/24	490,000	482,669
2.375% 5/15/27	1,576,000	1,466,665
2.375% 3/31/29	2,590,000	2,348,907
2.375% 5/15/29	473,000	428,435
2.5% 1/31/24	1,044,000	1,031,439
2.5% 4/30/24	520,000	510,189
2.5% 1/31/25	37,000	35,669
2.5% 2/28/26	273,000	259,190
2.5% 3/31/27	11,290,000	10,579,083
2.625% 12/31/25	118,000	112,575
2.625% 1/31/26	420,000	400,198
2.625% 5/31/27	3,110,000	2,919,270
2.625% 2/15/29	1,038,000	955,609
2.625% 7/31/29	18,080,000	16,558,738
2.75% 2/15/24	70,000	69,158
2.75% 2/28/25	280,000	270,561
2.75% 5/15/25	100,000	96,355
2.75% 6/30/25	237,000	228,001
2.75% 8/31/25	304,000	291,816
2.75% 4/30/27	1,920,000	1,812,225
2.75% 7/31/27	4,190,000	3,944,329
2.75% 2/15/28	629,000	589,294
2.75% 8/15/32	13,225,000	11,870,987
2.875% 4/30/25	81,000	78,238
2.875% 6/15/25	1,170,000	1,128,547
2.875% 7/31/25	258,000	248,496
2.875% 11/30/25	288,000	276,548
2.875% 5/15/28	231,000	217,095
2.875% 8/15/28	1,186,000	1,111,968
2.875% 4/30/29	290,000	269,915
3% 6/30/24	510,000	500,059
3% 7/15/25	910,000	878,932
3% 10/31/25	535,000	515,355
3.125% 8/15/25	6,350,000	6,143,377
3.125% 8/31/27	3,090,000	2,948,536
3.125% 11/15/28	331,000	313,403
3.125% 8/31/29	2,250,000	2,117,725
3.25% 6/30/27	3,320,000	3,187,200
3.25% 6/30/29	1,750,000	1,659,629
3.375% 5/15/33	6,930,000	6,528,277
3.5% 9/15/25	4,490,000	4,373,190
3.5% 1/31/28	5,420,000	5,241,098
3.5% 4/30/28	4,370,000	4,223,682
3.5% 1/31/30	5,650,000	5,419,807
3.5% 4/30/30	5,020,000	4,812,925
3.5% 2/15/33	7,930,000	7,552,086
3.625% 5/15/26	9,550,000	9,312,051
3.625% 3/31/28	6,910,000	6,717,276
3.625% 5/31/28	13,510,000	13,139,530
3.625% 3/31/30	410,000	396,034
3.75% 5/31/30	7,190,000	6,995,926
3.75% 6/30/30	6,970,000	6,781,592
3.875% 3/31/25	170,000	166,925
3.875% 1/15/26	10,260,000	10,066,022
3.875% 12/31/27	5,110,000	5,015,389
3.875% 9/30/29	5,080,000	4,978,202
3.875% 11/30/29	3,970,000	3,890,445
3.875% 12/31/29	5,560,000	5,448,148
3.875% 8/15/33	1,110,000	1,090,228
4% 12/15/25	4,400,000	4,328,844
4% 2/15/26	540,000	531,478
4% 2/29/28	3,620,000	3,575,457
4% 6/30/28	9,110,000	9,001,107
4% 10/31/29	10,290,000	10,152,130
4% 2/28/30	2,170,000	2,142,366
4% 7/31/30	3,450,000	3,409,031
4.125% 1/31/25	9,320,000	9,190,030
4.125% 6/15/26	13,790,000	13,630,553
4.125% 10/31/27	7,580,000	7,509,234
4.125% 11/15/32	9,650,000	9,645,477
4.25% 12/31/24	10,860,000	10,727,220
4.25% 5/31/25	16,470,000	16,268,629
4.25% 10/15/25	10,580,000	10,461,388
4.375% 10/31/24	5,950,000	5,888,408
4.375% 8/31/28	1,630,000	1,640,060
4.5% 11/30/24	8,450,000	8,374,082
4.5% 11/15/25	2,900,000	2,882,328
4.5% 7/15/26	10,340,000	10,321,420
4.625% 2/28/25	7,510,000	7,458,075
4.625% 3/15/26	8,780,000	8,773,484
4.75% 7/31/25	4,000,000	3,989,219
5% 8/31/25	250,000	250,713
TOTAL U.S. TREASURY OBLIGATIONS		735,504,559
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $818,750,568)		753,766,781

U.S. Government Agency - Mortgage Securities - 27.6%
	Principal Amount (a)	Value ($)
Fannie Mae - 11.0%
1.5% 10/1/36 to 4/1/52	18,250,103	14,606,495
2% 6/1/27 to 6/1/52	58,398,431	47,651,175
2.5% 4/1/30 to 7/1/52	34,366,306	29,071,720
3% 12/1/26 to 7/1/52	39,391,493	34,762,730
3.5% 5/1/24 to 8/1/52	25,568,580	23,250,551
4% 4/1/26 to 9/1/53	15,752,885	14,688,895
4.5% 10/1/39 to 11/1/52	6,563,029	6,270,549
5% 11/1/44 to 5/1/53	7,662,066	7,485,711
5.5% 7/1/24 to 8/1/53	4,956,881	4,906,353
6% 12/1/52 to 7/1/53	3,283,341	3,294,986
6.5% 3/1/29 to 5/1/53	1,448,673	1,474,362
TOTAL FANNIE MAE		187,463,527
Freddie Mac - 7.8%
1.5% 10/1/36 to 2/1/52	7,847,655	6,343,959
2% 3/1/28 to 4/1/52	45,089,374	36,750,404
2% 9/1/35	1,215,560	1,071,562
2% 11/1/35	281,067	247,771
2% 11/1/35	357,845	315,454
2.5% 2/1/30 to 11/1/52	45,386,812	37,986,764
3% 2/1/29 to 4/1/52	8,286,177	7,283,664
3.5% 12/1/25 to 4/1/53	11,030,801	9,992,529
4% 6/1/34 to 12/1/52	11,160,159	10,415,871
4% 4/1/48	879	825
4.5% 11/1/40 to 4/1/53 (e)	8,824,800	8,428,689
5% 8/1/48 to 6/1/53	6,219,993	6,045,953
5.5% 6/1/49 to 7/1/53	5,777,957	5,711,080
6% 10/1/28 to 6/1/53	2,126,627	2,133,950
6.5% 1/1/53 to 8/1/53	716,009	727,415
TOTAL FREDDIE MAC		133,455,890
Ginnie Mae - 6.1%
1.5% 4/20/51 to 5/20/51	184,772	145,111
1.5% 11/20/51	400,000	318,186
2% 2/20/51 to 8/20/52	19,183,250	15,852,352
2% 9/1/53 (f)	1,600,000	1,320,001
2% 9/1/53 (f)	300,000	247,500
2% 9/1/53 (f)	450,000	371,250
2% 9/1/53 (f)	700,000	577,500
2% 9/1/53 (f)	600,000	495,000
2% 9/1/53 (f)	800,000	660,000
2% 9/1/53 (f)	1,250,000	1,031,251
2% 10/1/53 (f)	150,000	123,879
2% 10/1/53 (f)	2,100,000	1,734,305
2.5% 3/20/47 to 6/20/52	20,037,342	17,110,869
2.5% 9/1/53 (f)	1,000,000	851,174
2.5% 9/1/53 (f)	1,000,000	851,174
2.5% 9/1/53 (f)	1,050,000	893,732
2.5% 9/1/53 (f)	800,000	680,939
2.5% 9/1/53 (f)	550,000	468,145
2.5% 9/1/53 (f)	1,000,000	851,174
2.5% 10/1/53 (f)	500,000	425,997
3% 7/20/42 to 7/20/52	16,190,096	14,317,425
3% 9/1/53 (f)	650,000	571,541
3% 9/1/53 (f)	450,000	395,682
3% 9/1/53 (f)	600,000	527,576
3% 9/1/53 (f)	75,000	65,947
3% 9/1/53 (f)	700,000	615,506
3% 10/1/53 (f)	650,000	571,922
3.5% 5/20/44 to 11/20/52	12,190,081	11,160,100
3.5% 9/1/53 (f)	125,000	113,494
3.5% 9/1/53 (f)	350,000	317,784
3.5% 9/1/53 (f)	250,000	226,989
3.5% 9/1/53 (f)	250,000	226,989
3.5% 9/1/53 (f)	250,000	226,989
3.5% 9/1/53 (f)	400,000	363,182
3.5% 10/1/53 (f)	200,000	181,630
4% 12/20/45 to 8/20/53	9,070,644	8,488,307
4.5% 6/20/45 to 7/20/53	6,737,886	6,436,780
4.5% 9/1/53 (f)	700,000	667,088
5% 11/20/45 to 7/20/53	5,700,669	5,558,410
5% 9/1/53 (f)	800,000	778,478
5.5% 12/20/44 to 8/20/53	3,791,292	3,757,541
5.5% 9/1/53 (f)	600,000	594,094
6% 12/20/52 to 6/20/53	2,165,186	2,172,584
6% 9/1/53 (f)	600,000	601,896
6.5% 12/20/52 to 7/20/53	1,285,048	1,302,266
TOTAL GINNIE MAE		105,249,739
Uniform Mortgage Backed Securities - 2.7%
1.5% 9/1/38 (f)	600,000	511,585
1.5% 9/1/53 (f)	600,000	452,322
2% 9/1/38 (f)	400,000	350,810
2% 9/1/53 (f)	2,150,000	1,711,539
2% 9/1/53 (f)	5,350,000	4,258,945
2% 9/1/53 (f)	600,000	477,639
2% 9/1/53 (f)	3,125,000	2,487,702
2% 9/1/53 (f)	2,200,000	1,751,342
2% 9/1/53 (f)	1,800,000	1,432,916
2% 9/1/53 (f)	950,000	756,261
2% 9/1/53 (f)	675,000	537,344
2% 9/1/53 (f)	2,100,000	1,671,735
2% 9/1/53 (f)	2,800,000	2,228,981
2% 9/1/53 (f)	2,550,000	2,029,964
2% 10/1/53 (f)	4,850,000	3,866,407
2% 10/1/53 (f)	1,950,000	1,554,535
2% 10/1/53 (f)	1,950,000	1,554,535
2% 10/1/53 (f)	2,900,000	2,311,872
2.5% 9/1/38 (f)	400,000	360,203
2.5% 9/1/53 (f)	1,550,000	1,284,623
2.5% 9/1/53 (f)	1,050,000	870,229
2.5% 9/1/53 (f)	1,050,000	870,229
2.5% 9/1/53 (f)	1,050,000	870,229
2.5% 9/1/53 (f)	1,600,000	1,326,063
3% 9/1/38 (f)	400,000	369,594
3% 9/1/53 (f)	550,000	473,838
3% 9/1/53 (f)	1,150,000	990,752
3% 9/1/53 (f)	200,000	172,305
3% 9/1/53 (f)	1,200,000	1,033,828
3.5% 9/1/53 (f)	1,000,000	893,555
4% 9/1/53 (f)	600,000	553,875
4.5% 9/1/53 (f)	900,000	853,453
4.5% 9/1/53 (f)	600,000	568,969
5% 9/1/53 (f)	1,200,000	1,163,578
5.5% 9/1/53 (f)	1,600,000	1,580,500
6% 9/1/53 (f)	1,200,000	1,203,234
6.5% 9/1/53 (f)	1,000,000	1,015,578
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		46,401,069
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $528,778,789)		472,570,225

Asset-Backed Securities - 0.3%
	Principal Amount (a)	Value ($)
Capital One Multi-Asset Execution Trust:
Series 2019-A3 Class A3, 2.06% 8/15/28	111,000	101,901
1.39% 7/15/30	280,000	237,124
Capital One Prime Auto Receivables Series 2023-1 Class A3, 4.87% 2/15/28	120,000	118,856
CarMax Auto Owner Trust:
Series 2021-1 Class A3, 0.34% 12/15/25	149,928	146,135
Series 2022-3 Class A2A, 3.97% 4/15/27	630,000	615,286
Carmax Auto Owner Trust Series 2023 2 Class A3, 5.05% 1/18/28	480,000	476,555
Citibank Credit Card Issuance Trust:
Series 2007-A3 Class A3, 6.15% 6/15/39	200,000	215,264
Series 2018-A7 Class A7, 3.96% 10/13/30	250,000	239,034
Ford Credit Auto Owner Trust Series 2023-A Class A3, 4.65% 2/15/28	339,000	333,912
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	60,000	56,663
GM Financial Consumer Automobile Re Series 2023 2 Class A3, 4.47% 2/16/28	480,000	471,880
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	124,512	121,548
Hyundai Auto Receivables Trust:
Series 2022-C Class A3, 5.39% 6/15/27	300,000	299,454
Series 2023 A Class A3, 4.58% 4/15/27	480,000	473,906
3.72% 11/16/26	425,000	414,587
TOTAL ASSET-BACKED SECURITIES (Cost $4,464,375)		4,322,105

Commercial Mortgage Securities - 1.3%
	Principal Amount (a)	Value ($)
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	195,222	186,477
Series 2020-BN25 Class A5, 2.649% 1/15/63	240,000	202,148
Series 2020-BN28 Class A4, 1.844% 3/15/63	380,000	299,960
Series 2021-BN35 Class A5, 2.285% 6/15/64	700,000	557,803
Series 2022-BNK39 Class A4, 2.928% 2/15/55	300,000	249,159
Series 2022-BNK41 Class A4, 3.7901% 4/15/65 (b)	950,000	842,914
Series 2023-BNK45 Class A5, 5.203% 2/15/56 (b)	1,440,000	1,410,990
BBCMS Mortgage Trust sequential payer:
Series 2021-C10 Class A5, 2.492% 7/15/54	450,000	367,843
Series 2021-C11 Class A5, 2.322% 9/15/54	450,000	359,559
Series 2021-C9 Class A5, 2.299% 2/15/54	550,000	444,144
Benchmark 2023-B39 C Mtg Trust sequential payer Series 2023-B39 Class A5, 5.7536% 7/15/56	500,000	510,418
Benchmark Mortgage Trust:
sequential payer:
Series 2020-B19 Class A5, 1.85% 9/15/53	350,000	267,129
Series 2021-B24 Class A5, 2.5843% 3/15/54	450,000	356,522
Series 2019-B12 Class A5, 3.1156% 8/15/52	235,000	204,799
Series 2019-B9 Class A5, 4.0156% 3/15/52	160,000	144,936
BMO Mortgage Trust sequential payer Series 2022-C1 Class A5, 3.374% 2/15/55	300,000	257,593
Citigroup Commercial Mortgage Trust sequential payer:
Series 2015-GC29 Class A4, 3.192% 4/10/48	500,000	475,540
Series 2016-C1 Class A4, 3.209% 5/10/49	480,000	447,581
Series 2018-B2 Class A4, 4.009% 3/10/51	250,000	230,667
CSAIL Commercial Mortgage Trust sequential payer Series 2019-C17:
Class A4, 2.7628% 9/15/52	200,000	169,109
Class A5, 3.0161% 9/15/52	200,000	172,076
Freddie Mac:
sequential payer:
Series 2016-K057 Class A2, 2.57% 7/25/26	330,000	309,048
Series 2020-K104 Class A2, 2.253% 1/25/30	760,000	656,229
Series 2020-K116 Class A2, 1.378% 7/25/30	640,000	512,845
Series 2020-K117 Class A2, 1.406% 8/25/30	710,000	568,305
Series 2020-K118 Class A2, 1.493% 9/25/30	430,000	345,657
Series 2020-K121 Class A2, 1.547% 10/25/30	70,000	56,280
Series 2021-K125 Class A2, 1.846% 1/25/31	450,000	367,808
Series 2021-K126 Class A2, 2.074% 1/25/31	180,000	149,637
Series 2021-K128 Class A2, 2.02% 3/25/31	540,000	447,290
Series 2021-K129 Class A2, 1.914% 5/25/31	540,000	441,590
Series 2021-K130 Class A2, 1.723% 6/25/31	650,000	521,884
Series 2021-K136 Class A2, 2.127% 11/25/31	1,090,000	893,136
Series 2022-K145 Class A2, 2.58% 5/25/32	2,500,000	2,105,113
Series 2023-154 Class A2, 4.35% 1/25/33	500,000	482,568
Series 2023-157 Class A2, 4.2% 5/25/33	600,000	572,191
Series 2023-K751 Class A2, 4.412% 3/25/30	500,000	487,738
Series 2017-K064 Class A2, 3.224% 3/25/27	250,000	236,092
Series 2017-K068 Class A2, 3.244% 8/25/27	570,000	535,622
Series 2017-K727 Class A2, 2.946% 7/25/24	50,923	49,812
Series 2018-K730 Class A2, 3.59% 1/25/25	47,778	46,561
Series 2019-K094 Class A2, 2.903% 6/25/29	430,000	389,786
Series 2019-K1510 Class A2, 3.718% 1/25/31	165,000	153,178
Series 2021-K123 Class A2, 1.621% 12/25/30	540,000	435,339
GS Mortgage Securities Trust sequential payer:
Series 2014-GC26 Class A4, 3.364% 11/10/47	195,999	190,070
Series 2020-GC45 Class A5, 2.9106% 2/13/53	300,000	258,028
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2014-C21 Class A5, 3.7748% 8/15/47	50,000	48,837
Series 2014-C24 Class A5, 3.6385% 11/15/47	400,000	384,762
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2020-COR7 Class A5, 2.1798% 5/13/53	500,000	393,775
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	150,000	125,725
UBS Commercial Mortgage Trust sequential payer Series 2019-C16 Class A4, 3.6048% 4/15/52	350,000	313,272
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	200,000	171,963
Series 2019-C54 Class A4, 3.146% 12/15/52	500,000	433,737
Series 2018-C48 Class A5, 4.302% 1/15/52	240,000	224,934
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class A5, 2.725% 2/15/53	135,000	114,124
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $24,669,047)		21,580,303

Municipal Securities - 0.3%
	Principal Amount (a)	Value ($)
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 7.834% 2/15/41	170,000	208,901
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	55,000	63,077
Series 2010 S1, 7.043% 4/1/50	55,000	67,942
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	160,000	197,419
Series 2010, 7.6% 11/1/40	350,000	435,191
Series 2018, 3.5% 4/1/28	175,000	165,508
California State Univ. Rev. Series 2021 B, 2.719% 11/1/52	280,000	187,444
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Series 2021 A, 3.204% 1/15/51	150,000	101,873
Chicago O'Hare Int'l. Arpt. Rev. Series 2010 B, 6.395% 1/1/40	300,000	335,026
Dallas Area Rapid Transit Sales Tax Rev. Series 2021 A, 2.613% 12/1/48	300,000	202,629
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2019 A, 3.144% 11/1/45	20,000	15,016
Series 2021 C, 2.843% 11/1/46	250,000	178,795
Series 2022 A, 4.507% 11/1/51	100,000	89,549
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B:
2.746% 6/1/34	112,000	90,296
3.293% 6/1/42	60,000	44,250
Idaho Energy Resources Auth. Series 2021, 2.861% 9/1/46	75,000	52,631
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	750,000	727,725
Series 2010-3, 7.35% 7/1/35	85,714	91,375
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	140,000	134,790
Los Angeles Dept. of Aiports (Consolidated Rental Car Facility Proj.) Series 2022 A, 4.242% 5/15/48 (Assured Guaranty Muni. Corp. Insured)	300,000	255,250
Massachusetts Gen. Oblig. Series 2009 E, 5.456% 12/1/39	145,000	150,176
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2019 B, 3.395% 10/15/40	250,000	201,171
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2021 C, 2.823% 8/1/41	300,000	227,433
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2021 A, 3.225% 9/1/47	100,000	74,343
New Jersey Tpk. Auth. Tpk. Rev. Series 2010 A, 7.102% 1/1/41	140,000	167,191
New York Metropolitan Trans. Auth. Rev. Series 2010 E, 6.814% 11/15/40	130,000	140,623
New York State Dorm. Auth. Series 2021 C, 2.202% 3/15/34	300,000	236,120
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	70,000	66,671
Series 225, 3.175% 7/15/60	300,000	196,932
Texas Gen. Oblig. Series 2015 C, 3.738% 10/1/31	190,000	176,831
Univ. of California Regents Med. Ctr. Pool Rev. Series N:
3.006% 5/15/50	150,000	102,100
3.256% 5/15/60	150,000	101,033
Univ. of Virginia Gen. Rev. Series 2021 B, 2.584% 11/1/51	210,000	137,308
TOTAL MUNICIPAL SECURITIES (Cost $7,183,099)		5,622,619

Foreign Government and Government Agency Obligations - 1.4%
	Principal Amount (a)	Value ($)
Alberta Province:
1% 5/20/25	260,000	242,354
2.95% 1/23/24	120,000	118,860
3.3% 3/15/28	225,000	212,776
British Columbia Province 2.25% 6/2/26	350,000	327,579
Chilean Republic:
2.55% 7/27/33	1,330,000	1,067,072
3.125% 3/27/25	840,000	813,548
3.24% 2/6/28	200,000	186,584
3.625% 10/30/42	394,000	305,252
4.95% 1/5/36	290,000	279,334
Export Development Canada 2.625% 2/21/24	500,000	493,565
Hungarian Republic:
5.375% 3/25/24	24,000	23,907
7.625% 3/29/41	110,000	121,439
Indonesian Republic:
2.85% 2/14/30	200,000	175,426
3.4% 9/18/29	360,000	326,290
3.5% 2/14/50	400,000	295,024
3.85% 10/15/30	750,000	693,345
4.35% 1/11/48	250,000	214,025
4.45% 4/15/70	150,000	122,384
Israeli State:
3.25% 1/17/28	760,000	705,950
3.375% 1/15/50	275,000	194,278
4.5% 1/30/43	200,000	175,780
Italian Republic:
1.25% 2/17/26	1,161,000	1,044,113
2.375% 10/17/24	400,000	384,204
2.875% 10/17/29	400,000	347,840
3.875% 5/6/51	200,000	139,878
Korean Republic 2.75% 1/19/27	570,000	534,939
Manitoba Province 2.6% 4/16/24	870,000	856,298
Ontario Province:
1.125% 10/7/30	1,111,000	881,045
2.3% 6/15/26	70,000	65,540
2.5% 4/27/26	300,000	282,702
3.05% 1/29/24	100,000	99,037
Panamanian Republic:
3.16% 1/23/30	800,000	696,256
3.87% 7/23/60	200,000	127,900
4.5% 4/16/50	400,000	298,516
6.4% 2/14/35	480,000	492,341
6.7% 1/26/36	240,000	251,827
Peruvian Republic:
1.862% 12/1/32	300,000	226,272
2.78% 12/1/60	300,000	175,683
3.55% 3/10/51	250,000	179,685
4.125% 8/25/27	250,000	241,633
6.55% 3/14/37	275,000	299,247
7.35% 7/21/25	430,000	445,588
Philippine Republic:
2.65% 12/10/45	610,000	394,902
2.95% 5/5/45	370,000	255,071
3% 2/1/28	200,000	184,012
3.95% 1/20/40	300,000	252,807
5.17% 10/13/27	1,200,000	1,205,184
6.375% 10/23/34	130,000	142,286
9.5% 2/2/30	70,000	86,282
Polish Government:
5.5% 4/4/53	260,000	252,574
5.75% 11/16/32	200,000	207,766
Quebec Province:
1.9% 4/21/31	600,000	499,416
2.5% 4/9/24	130,000	127,647
2.5% 4/20/26	590,000	556,258
2.75% 4/12/27	320,000	299,472
United Mexican States:
3.25% 4/16/30	400,000	354,116
3.5% 2/12/34	1,226,000	1,016,428
4.6% 2/10/48	270,000	216,464
4.75% 4/27/32	200,000	189,292
5% 4/27/51	1,195,000	1,009,918
5.4% 2/9/28	200,000	201,790
5.55% 1/21/45	250,000	232,460
6.05% 1/11/40	120,000	119,707
6.35% 2/9/35	430,000	444,844
Uruguay Republic:
4.125% 11/20/45	130,000	114,781
4.375% 10/27/27	140,000	139,493
4.975% 4/20/55	462,000	436,257
7.625% 3/21/36	130,000	157,275
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $27,412,909)		24,261,818

Supranational Obligations - 1.0%
	Principal Amount (a)	Value ($)
African Development Bank:
0.875% 7/22/26	200,000	179,471
3% 9/20/23	80,000	79,920
Asian Development Bank:
0.375% 9/3/25	700,000	640,064
0.75% 10/8/30	150,000	117,397
1.5% 10/18/24	200,000	191,697
1.875% 1/24/30	1,139,000	981,711
2.5% 11/2/27	20,000	18,545
2.625% 1/30/24	430,000	424,995
4% 1/12/33	500,000	489,462
Asian Infrastructure Investment Bank 0.25% 9/29/23	600,000	597,955
Council of Europe Development Bank 1.375% 2/27/25	2,279,000	2,155,905
European Investment Bank:
0.25% 9/15/23	1,623,000	1,620,883
0.75% 9/23/30	400,000	315,255
0.875% 5/17/30	80,000	64,230
1.25% 2/14/31	630,000	510,928
2.25% 6/24/24	210,000	204,675
3.125% 12/14/23	110,000	109,281
4.875% 2/15/36	400,000	419,510
Inter-American Development Bank:
0.625% 7/15/25	140,000	129,268
0.875% 4/20/26	400,000	362,499
1.5% 1/13/27	1,000,000	905,156
4% 1/12/28	1,500,000	1,474,524
4.375% 1/24/44	190,000	181,244
International Bank for Reconstruction & Development:
0.375% 7/28/25	350,000	321,239
0.5% 10/28/25	364,000	332,051
0.75% 8/26/30	1,433,000	1,125,485
0.875% 5/14/30	1,054,000	842,479
1.5% 8/28/24	90,000	86,671
1.625% 1/15/25	110,000	104,836
1.875% 10/27/26	320,000	294,641
2.5% 3/19/24	300,000	295,095
2.5% 3/29/32	530,000	464,769
4% 7/25/30	750,000	733,706
International Finance Corp.:
0.375% 7/16/25	160,000	147,061
0.75% 8/27/30	100,000	78,505
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $18,525,423)		17,001,113

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Citizens Bank NA:
2.25% 4/28/25	250,000	231,954
3.75% 2/18/26	250,000	232,677
Discover Bank 2.7% 2/6/30	500,000	401,557
KeyBank NA 5.85% 11/15/27	360,000	347,247
Wells Fargo Bank NA 5.45% 8/7/26	800,000	802,536
TOTAL BANK NOTES (Cost $2,172,391)		2,015,971

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (g) (Cost $19,067,420)	19,063,608	19,067,420

TOTAL INVESTMENT IN SECURITIES - 103.4% (Cost $1,958,946,844)	1,769,791,271
NET OTHER ASSETS (LIABILITIES) - (3.4)%	(58,206,427)
NET ASSETS - 100.0%	1,711,584,844

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/53	(150,000)	(123,750)
2% 9/1/53	(2,100,000)	(1,732,501)
2.5% 9/1/53	(500,000)	(425,587)
3% 9/1/53	(650,000)	(571,541)
3.5% 9/1/53	(200,000)	(181,591)

TOTAL GINNIE MAE		(3,034,970)

Uniform Mortgage Backed Securities
2% 9/1/53	(4,850,000)	(3,860,913)
2% 9/1/53	(1,950,000)	(1,552,326)
2% 9/1/53	(1,950,000)	(1,552,326)
2% 9/1/53	(2,100,000)	(1,671,735)
2% 9/1/53	(2,900,000)	(2,308,587)
3.5% 9/1/53	(1,100,000)	(982,910)
3.5% 9/1/53	(2,450,000)	(2,189,209)
4% 9/1/53	(1,150,000)	(1,061,594)
5.5% 9/1/53	(225,000)	(222,258)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(15,401,858)

TOTAL TBA SALE COMMITMENTS (Proceeds $18,222,403)		(18,436,828)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,336,421 or 0.1% of net assets.

(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $344,864.

(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	7,345,963	349,518,391	337,796,934	554,528	-	-	19,067,420	0.0%
Total	7,345,963	349,518,391	337,796,934	554,528	-	-	19,067,420

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	449,582,916	-	449,582,916	-

U.S. Government and Government Agency Obligations	753,766,781	-	753,766,781	-

U.S. Government Agency - Mortgage Securities	472,570,225	-	472,570,225	-

Asset-Backed Securities	4,322,105	-	4,322,105	-

Commercial Mortgage Securities	21,580,303	-	21,580,303	-

Municipal Securities	5,622,619	-	5,622,619	-

Foreign Government and Government Agency Obligations	24,261,818	-	24,261,818	-

Supranational Obligations	17,001,113	-	17,001,113	-

Bank Notes	2,015,971	-	2,015,971	-

Money Market Funds	19,067,420	19,067,420	-	-
Total Investments in Securities:	1,769,791,271	19,067,420	1,750,723,851	-
Other Financial Instruments:

TBA Sale Commitments	(18,436,828)	-	(18,436,828)	-
Total Other Financial Instruments:	(18,436,828)	-	(18,436,828)	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,939,879,424)	$1,750,723,851
Fidelity Central Funds (cost $19,067,420)	19,067,420

Total Investment in Securities (cost $1,958,946,844)		$1,769,791,271
Cash		176,295
Receivable for investments sold		1,462,579
Receivable for TBA sale commitments		18,222,403
Receivable for fund shares sold		2,559,363
Interest receivable		11,143,043
Distributions receivable from Fidelity Central Funds		95,305
Receivable from investment adviser for expense reductions		43,313
Total assets		1,803,493,572
Liabilities
Payable for investments purchased
Regular delivery	$7,186,537
Delayed delivery	65,291,688
TBA sale commitments, at value	18,436,828
Payable for fund shares redeemed	904,099
Distributions payable	2,613
Other payables and accrued expenses	86,963
Total Liabilities		91,908,728
Net Assets		$1,711,584,844
Net Assets consist of:
Paid in capital		$1,924,733,154
Total accumulated earnings (loss)		(213,148,310)
Net Assets		$1,711,584,844
Net Asset Value, offering price and redemption price per share ($1,711,584,844 ÷ 191,665,272 shares)		$8.93

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$42,338,970
Income from Fidelity Central Funds		554,528
Total Income		42,893,498
Expenses
Independent trustees' fees and expenses	$5,024
Proxy	86,961
Total expenses before reductions	91,985
Expense reductions	(48,318)
Total expenses after reductions		43,667
Net Investment income (loss)		42,849,831
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(18,088,582)
Total net realized gain (loss)		(18,088,582)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(41,499,921)
TBA Sale commitments	(214,425)
Total change in net unrealized appreciation (depreciation)		(41,714,346)
Net gain (loss)		(59,802,928)
Net increase (decrease) in net assets resulting from operations		$(16,953,097)
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,849,831	$22,572,531
Net realized gain (loss)	(18,088,582)	(8,627,130)
Change in net unrealized appreciation (depreciation)	(41,714,346)	(169,634,618)
Net increase (decrease) in net assets resulting from operations	(16,953,097)	(155,689,217)
Distributions to shareholders	(39,909,969)	(21,745,579)

Share transactions
Proceeds from sales of shares	747,761,429	695,081,615
Reinvestment of distributions	39,882,158	21,726,836
Cost of shares redeemed	(334,569,503)	(370,645,357)

Net increase (decrease) in net assets resulting from share transactions	453,074,084	346,163,094
Total increase (decrease) in net assets	396,211,018	168,728,298

Net Assets
Beginning of period	1,315,373,826	1,146,645,528
End of period	$1,711,584,844	$1,315,373,826

Other Information
Shares
Sold	82,718,597	69,448,630
Issued in reinvestment of distributions	4,416,360	2,196,901
Redeemed	(37,071,844)	(37,388,337)
Net increase (decrease)	50,063,113	34,257,194

Financial Highlights
Fidelity Flex® U.S. Bond Index Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.29	$10.68	$10.97	$10.57	$9.86
Income from Investment Operations
Net investment income (loss) A,B	.266	.180	.159	.256	.306
Net realized and unrealized gain (loss)	(.380)	(1.397)	(.192)	.420	.688
Total from investment operations	(.114)	(1.217)	(.033)	.676	.994
Distributions from net investment income	(.246)	(.173)	(.163)	(.256)	(.284)
Distributions from net realized gain	-	-	(.094)	(.020)	-
Total distributions	(.246)	(.173)	(.257)	(.276)	(.284)
Net asset value, end of period	$8.93	$9.29	$10.68	$10.97	$10.57
Total Return C	(1.22)%	(11.49)%	(.29)%	6.50%	10.28%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	-% F	-% F	-% F	-% F
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	2.95%	1.81%	1.50%	2.40%	3.06%
Supplemental Data
Net assets, end of period (000 omitted)	$1,711,585	$1,315,374	$1,146,646	$584,965	$354,791
Portfolio turnover rate G	49%	55%	115%	79%	85%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than $.0005 per share.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Flex U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,022,380
Gross unrealized depreciation	(187,450,691)
Net unrealized appreciation (depreciation)	$(186,428,311)
Tax Cost	$1,956,005,157

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(26,379,544)
Net unrealized appreciation (depreciation) on securities and other investments	$(186,428,311)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(13,014,106)
Long-term	(13,365,438)
Total capital loss carryforward	$(26,379,544)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$39,909,969	$21,745,579
Total	$39,909,969	$21,745,579

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. Government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex U.S. Bond Index Fund	514,086,567	342,915,639

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent proxy and shareholder meeting expenses exceeded .003% of average net assets. This reimbursement will remain in place through December 31, 2024. During the period this reimbursement reduced the Fund's expenses by $43,313.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5,005.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex U.S. Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity Flex® U.S. Bond Index Fund	.01%
Actual		$ 1,000	$ 1,010.20	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 37.80% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $24,270,151 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $39,909,969 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9881611.106
ZUB-ANN-1023
Fidelity® SAI Short-Term Bond Fund

Annual Report
August 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Short-Term Bond Fund	2.20%	-0.46%

A   From September 15, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Short-Term Bond Fund, on September 15, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Rob Galusza, Julian Potenza and David DeBiase:
For the fiscal year ending August 31, 2023, the fund gained 2.20%, outperforming, net of fees, the 1.57% advance of the benchmark Bloomberg U.S. 1-3 Year Government/Credit Bond Index. During the 12 months, sector allocation and, to a lesser extent, security selection each contributed to performance versus the benchmark. Non-benchmark exposure to asset-backed securities, including collateralized loan obligations and car loan debt, added notable relative value. Picks among corporate bonds, especially in the banking and industrial segments, also meaningfully contributed, while a small allocation to commercial mortgage-backed securities further helped. Conversely, due to the movement in interest rates this period, U.S. Treasury futures contracts detracted from the portfolio's relative result. At period end, corporates made up about 41% of fund assets, down from 44% a year ago but notably overweight the benchmark average of 24%. We decreased the portfolio's allocation to asset-backed securities from roughly 15% to about 11% the past 12 months and increased our exposure to U.S. Treasuries from about 33% to roughly 44% of assets, compared with an average weight of 67% for the benchmark index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures - 8.7%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 40.2%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.4%
AT&T, Inc. 0.9% 3/25/24	5,000,000	4,862,703
NTT Finance Corp. 0.583% 3/1/24 (b)	1,597,000	1,555,924
Verizon Communications, Inc.:
0.75% 3/22/24	1,969,000	1,915,333
2.625% 8/15/26	4,600,000	4,283,462
		12,617,422
Media - 0.5%
Discovery Communications LLC 4.9% 3/11/26	4,500,000	4,423,020
Magallanes, Inc.:
3.428% 3/15/24	1,045,000	1,030,257
3.638% 3/15/25	9,872,000	9,551,362
		15,004,639
Wireless Telecommunication Services - 0.3%
Rogers Communications, Inc. 2.95% 3/15/25	3,029,000	2,891,338
T-Mobile U.S.A., Inc.:
1.5% 2/15/26	4,800,000	4,373,504
3.5% 4/15/25	3,440,000	3,325,458
		10,590,300
TOTAL COMMUNICATION SERVICES		38,212,361
CONSUMER DISCRETIONARY - 2.9%
Automobiles - 2.4%
American Honda Finance Corp. 4.6% 4/17/25	6,350,000	6,266,350
BMW U.S. Capital LLC 3.25% 4/1/25 (b)	5,600,000	5,433,196
Daimler Finance North America LLC:
0.75% 3/1/24 (b)	8,927,000	8,709,208
4.95% 3/30/25 (b)	5,000,000	4,974,380
5.5% 11/27/24 (b)	4,250,000	4,243,635
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 6.5056% 11/17/23 (c)(d)	2,500,000	2,503,273
1.05% 3/8/24	984,000	959,203
1.2% 10/15/24	8,300,000	7,869,021
1.25% 1/8/26	15,696,000	14,119,947
5.4% 4/6/26	5,000,000	4,937,796
Volkswagen Group of America Finance LLC:
0.875% 11/22/23 (b)	4,500,000	4,452,080
3.35% 5/13/25 (b)	7,300,000	7,024,076
3.95% 6/6/25 (b)	5,735,000	5,566,406
		77,058,571
Distributors - 0.1%
Genuine Parts Co. 1.75% 2/1/25	3,041,000	2,874,731
Specialty Retail - 0.4%
Advance Auto Parts, Inc. 5.9% 3/9/26	2,251,000	2,230,664
AutoZone, Inc. 5.05% 7/15/26	8,000,000	7,941,695
Lowe's Companies, Inc.:
4.4% 9/8/25	2,188,000	2,148,304
4.8% 4/1/26	993,000	981,494
		13,302,157
TOTAL CONSUMER DISCRETIONARY		93,235,459
CONSUMER STAPLES - 2.1%
Beverages - 0.3%
Constellation Brands, Inc. 3.6% 5/9/24	4,900,000	4,824,570
Dr. Pepper Snapple Group, Inc. 0.75% 3/15/24	5,000,000	4,866,019
		9,690,589
Consumer Staples Distribution & Retail - 0.4%
7-Eleven, Inc.:
0.8% 2/10/24 (b)	2,817,000	2,753,141
0.95% 2/10/26 (b)	4,000,000	3,591,776
Dollar General Corp. 4.25% 9/20/24	4,185,000	4,119,169
Mondelez International Holdings Netherlands BV 0.75% 9/24/24 (b)	4,326,000	4,104,242
		14,568,328
Food Products - 0.3%
JDE Peet's BV 0.8% 9/24/24 (b)	3,828,000	3,607,674
Mondelez International, Inc. 2.125% 3/17/24	5,000,000	4,902,242
		8,509,916
Tobacco - 1.1%
Altria Group, Inc. 2.35% 5/6/25	621,000	587,907
BAT Capital Corp. 3.222% 8/15/24	9,886,000	9,640,773
BAT International Finance PLC 1.668% 3/25/26	5,786,000	5,239,724
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (b)	3,612,000	3,515,393
3.5% 7/26/26 (b)	4,800,000	4,509,344
Philip Morris International, Inc.:
2.875% 5/1/24	3,258,000	3,197,809
5% 11/17/25	9,757,000	9,699,874
		36,390,824
TOTAL CONSUMER STAPLES		69,159,657
ENERGY - 1.7%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 1.231% 12/15/23	959,000	946,634
Oil, Gas & Consumable Fuels - 1.7%
Canadian Natural Resources Ltd. 2.05% 7/15/25	2,208,000	2,068,495
ConocoPhillips Co. 2.4% 3/7/25	209,000	200,317
Enbridge, Inc.:
0.55% 10/4/23	5,000,000	4,978,300
2.15% 2/16/24	737,000	724,768
2.5% 2/14/25	769,000	734,690
4.25% 12/1/26	4,400,000	4,247,442
Energy Transfer LP:
2.9% 5/15/25	4,750,000	4,514,416
4.2% 9/15/23	952,000	951,530
Enterprise Products Operating LP 5.05% 1/10/26	3,360,000	3,343,129
Equinor ASA 1.75% 1/22/26	690,000	639,595
Kinder Morgan Energy Partners LP 3.5% 9/1/23	1,826,000	1,826,000
MPLX LP:
1.75% 3/1/26	4,929,000	4,489,232
4.875% 6/1/25	4,300,000	4,230,214
Occidental Petroleum Corp. 2.9% 8/15/24	1,348,000	1,310,472
Phillips 66 Co.:
0.9% 2/15/24	4,500,000	4,401,247
1.3% 2/15/26	4,900,000	4,447,961
3.85% 4/9/25	3,943,000	3,836,607
The Williams Companies, Inc.:
4% 9/15/25	4,400,000	4,261,132
5.4% 3/2/26	1,283,000	1,280,957
		52,486,504
TOTAL ENERGY		53,433,138
FINANCIALS - 25.8%
Banks - 15.4%
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (c)(d)	2,000,000	1,973,710
0.81% 10/24/24 (c)	3,000,000	2,976,755
0.976% 4/22/25 (c)	4,000,000	3,864,094
1.197% 10/24/26 (c)	16,500,000	14,952,555
1.843% 2/4/25 (c)	10,000,000	9,818,678
3.384% 4/2/26 (c)	9,550,000	9,177,897
3.559% 4/23/27 (c)	6,000,000	5,684,507
3.841% 4/25/25 (c)	5,250,000	5,174,314
4.827% 7/22/26 (c)	4,000,000	3,925,372
Bank of Montreal 4.25% 9/14/24	6,000,000	5,904,353
Bank of Nova Scotia:
3.45% 4/11/25	5,900,000	5,699,155
5.45% 6/12/25	7,710,000	7,664,982
Banque Federative du Credit Mutuel SA 4.524% 7/13/25 (b)	3,802,000	3,714,006
Barclays PLC:
1.007% 12/10/24 (c)	2,279,000	2,247,497
2.852% 5/7/26 (c)	6,187,000	5,847,470
5.304% 8/9/26 (c)	7,300,000	7,192,230
7.325% 11/2/26 (c)	8,700,000	8,898,176
BNP Paribas SA 2.219% 6/9/26 (b)(c)	13,450,000	12,565,504
BPCE SA 1.625% 1/14/25 (b)	10,600,000	10,005,097
Canadian Imperial Bank of Commerce 3.945% 8/4/25	9,246,000	8,960,042
Citigroup, Inc.:
0.981% 5/1/25 (c)	2,294,000	2,215,451
2.014% 1/25/26 (c)	11,000,000	10,406,271
3.106% 4/8/26 (c)	7,886,000	7,547,003
4.14% 5/24/25 (c)	5,000,000	4,932,848
5.61% 9/29/26 (c)	7,300,000	7,266,676
Danske Bank A/S:
1.621% 9/11/26 (b)(c)	7,600,000	6,921,692
3.875% 9/12/23 (b)	3,715,000	3,713,314
6.466% 1/9/26 (b)(c)	1,630,000	1,630,746
DNB Bank ASA 0.856% 9/30/25 (b)(c)	10,000,000	9,472,824
HSBC Holdings PLC:
0.976% 5/24/25 (c)	4,500,000	4,325,153
1.162% 11/22/24 (c)	5,000,000	4,939,459
1.645% 4/18/26 (c)	8,331,000	7,759,983
2.633% 11/7/25 (c)	4,750,000	4,555,126
4.292% 9/12/26 (c)	9,300,000	8,970,427
Huntington National Bank 5.699% 11/18/25 (c)	4,528,000	4,441,123
Intesa Sanpaolo SpA 3.25% 9/23/24 (b)	8,770,000	8,465,843
JPMorgan Chase & Co.:
0.824% 6/1/25 (c)	3,418,000	3,282,205
1.045% 11/19/26 (c)	22,400,000	20,196,348
3.845% 6/14/25 (c)	5,000,000	4,910,027
KeyBank NA 4.15% 8/8/25	1,413,000	1,336,963
KeyCorp 3.878% 5/23/25 (c)	1,528,000	1,458,051
Lloyds Banking Group PLC:
4.716% 8/11/26 (c)	9,500,000	9,289,965
5.985% 8/7/27 (c)	3,905,000	3,901,002
Mitsubishi UFJ Financial Group, Inc.:
0.848% 9/15/24 (c)	3,944,000	3,938,192
0.953% 7/19/25 (c)	3,500,000	3,345,019
0.962% 10/11/25 (c)	5,000,000	4,715,985
2.193% 2/25/25	10,466,000	9,927,453
4.788% 7/18/25 (c)	4,000,000	3,955,180
5.541% 4/17/26 (c)	9,400,000	9,353,805
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (c)	2,087,000	2,086,281
2.651% 5/22/26 (c)	8,889,000	8,372,120
3.922% 9/11/24 (c)	5,000,000	4,997,609
Morgan Stanley Bank, West Valley City Utah:
4.754% 4/21/26	4,451,000	4,393,361
5.479% 7/16/25	7,000,000	7,009,636
NatWest Group PLC:
1.642% 6/14/27 (c)	5,100,000	4,527,612
3.875% 9/12/23	6,951,000	6,948,500
5.847% 3/2/27 (c)	5,291,000	5,259,589
NatWest Markets PLC 0.8% 8/12/24 (b)	2,224,000	2,122,083
PNC Bank NA 2.5% 8/27/24	5,418,000	5,233,481
Rabobank Nederland New York Branch:
3.875% 8/22/24	4,000,000	3,927,597
5.5% 7/18/25	7,550,000	7,548,891
Regions Financial Corp. 2.25% 5/18/25	1,933,000	1,806,197
Royal Bank of Canada:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.450% 5.7456% 10/26/23 (c)(d)	5,000,000	5,001,309
2.55% 7/16/24	4,245,000	4,130,549
Santander Holdings U.S.A., Inc.:
3.5% 6/7/24	3,539,000	3,462,884
5.807% 9/9/26 (c)	6,909,000	6,844,561
Societe Generale:
1.488% 12/14/26 (b)(c)	5,100,000	4,570,030
2.226% 1/21/26 (b)(c)	12,300,000	11,571,321
4.351% 6/13/25 (b)	4,200,000	4,090,291
Sumitomo Mitsui Financial Group, Inc. 5.464% 1/13/26	10,000,000	9,968,066
The Toronto-Dominion Bank:
1.2% 6/3/26	5,000,000	4,458,254
2.35% 3/8/24	5,000,000	4,914,406
Truist Financial Corp.:
4.26% 7/28/26 (c)	10,500,000	10,143,223
5.9% 10/28/26 (c)	6,200,000	6,183,160
U.S. Bancorp 5.727% 10/21/26 (c)	4,500,000	4,498,662
Wells Fargo & Co.:
2.164% 2/11/26 (c)	14,358,000	13,574,997
2.188% 4/30/26 (c)	9,450,000	8,886,937
4.54% 8/15/26 (c)	5,800,000	5,663,549
Wells Fargo Bank NA 5.55% 8/1/25	8,000,000	8,016,480
		493,632,164
Capital Markets - 4.4%
Bank of New York, New York 5.224% 11/21/25 (c)	3,440,000	3,420,202
Credit Suisse AG U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.260% 6.5647% 2/21/25 (c)(d)	5,000,000	4,934,006
Deutsche Bank AG New York Branch:
0.898% 5/28/24	1,264,000	1,218,743
0.962% 11/8/23	3,081,000	3,052,399
1.447% 4/1/25 (c)	2,890,000	2,799,340
2.222% 9/18/24 (c)	12,004,000	11,985,194
7.146% 7/13/27 (c)	3,469,000	3,520,891
Goldman Sachs Group, Inc.:
1.757% 1/24/25 (c)	10,000,000	9,814,500
5.7% 11/1/24	35,000,000	34,932,944
Intercontinental Exchange, Inc. 3.65% 5/23/25	2,741,000	2,657,152
Moody's Corp. 4.875% 2/15/24	1,500,000	1,500,010
Morgan Stanley:
0.79% 5/30/25 (c)	4,350,000	4,170,699
0.985% 12/10/26 (c)	6,200,000	5,562,268
2.63% 2/18/26 (c)	5,000,000	4,762,563
3.62% 4/17/25 (c)	4,000,000	3,938,751
4% 7/23/25	3,286,000	3,187,369
4.679% 7/17/26 (c)	16,533,000	16,187,351
NASDAQ, Inc. 5.65% 6/28/25	1,516,000	1,517,335
UBS AG London Branch 1.375% 1/13/25 (b)	3,559,000	3,352,121
UBS Group AG:
4.49% 8/5/25 (b)(c)	4,400,000	4,328,466
4.703% 8/5/27 (b)(c)	9,100,000	8,821,798
6.373% 7/15/26 (b)(c)	3,000,000	3,012,483
		138,676,585
Consumer Finance - 3.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.680% 5.8932% 9/29/23 (c)(d)	5,000,000	4,998,570
1.15% 10/29/23	4,000,000	3,969,350
1.65% 10/29/24	9,707,000	9,228,616
1.75% 1/30/26	7,716,000	6,981,614
4.875% 1/16/24	986,000	981,062
Ally Financial, Inc.:
4.75% 6/9/27	4,500,000	4,218,089
5.125% 9/30/24	3,126,000	3,077,784
American Express Co.:
2.25% 3/4/25	2,216,000	2,107,055
3.375% 5/3/24	5,000,000	4,919,065
5.389% 7/28/27 (c)	7,500,000	7,455,510
Capital One Financial Corp.:
1.343% 12/6/24 (c)	4,000,000	3,942,609
4.166% 5/9/25 (c)	6,000,000	5,886,780
4.985% 7/24/26 (c)	10,713,000	10,471,221
Hyundai Capital America:
1% 9/17/24 (b)	9,287,000	8,827,639
5.8% 6/26/25 (b)	10,000,000	10,012,013
John Deere Capital Corp.:
3.4% 6/6/25	3,014,000	2,921,342
4.75% 6/8/26	3,328,000	3,311,458
Synchrony Financial:
4.25% 8/15/24	4,618,000	4,498,017
4.375% 3/19/24	3,952,000	3,904,287
Toyota Motor Credit Corp. 5.4% 11/10/25	7,275,000	7,311,325
		109,023,406
Financial Services - 1.5%
AIG Global Funding 5.75% 7/2/26 (b)	6,500,000	6,469,827
Athene Global Funding:
0.95% 1/8/24 (b)	3,290,000	3,227,140
1% 4/16/24 (b)	4,000,000	3,861,861
1.608% 6/29/26 (b)	4,900,000	4,254,746
1.716% 1/7/25 (b)	3,920,000	3,671,726
Blackstone Private Credit Fund 4.7% 3/24/25	4,526,000	4,399,364
Corebridge Financial, Inc. 3.5% 4/4/25	5,028,000	4,831,720
GA Global Funding Trust 1.25% 12/8/23 (b)	5,000,000	4,933,295
Jackson Financial, Inc. 1.125% 11/22/23	5,000,000	4,948,559
The Western Union Co.:
1.35% 3/15/26	8,000,000	7,160,602
2.85% 1/10/25	775,000	742,605
		48,501,445
Insurance - 1.1%
American International Group, Inc. 2.5% 6/30/25	2,190,000	2,073,002
Equitable Financial Life Global Funding:
0.5% 11/17/23 (b)	5,000,000	4,943,545
1.1% 11/12/24 (b)	5,000,000	4,718,930
5.5% 12/2/25 (b)	5,000,000	4,952,602
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (b)	1,726,000	1,559,785
MassMutual Global Funding II:
4.15% 8/26/25 (b)	3,715,000	3,623,642
4.5% 4/10/26 (b)	8,100,000	7,954,692
Pacific Life Global Funding II 1.2% 6/24/25 (b)	2,709,000	2,507,813
Principal Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.6894% 4/12/24 (b)(c)(d)	1,828,000	1,828,018
Protective Life Global Funding 3.218% 3/28/25 (b)	1,098,000	1,054,883
		35,216,912
TOTAL FINANCIALS		825,050,512
HEALTH CARE - 1.7%
Biotechnology - 0.2%
Amgen, Inc. 5.25% 3/2/25	7,525,000	7,492,948
Health Care Providers & Services - 0.4%
Cigna Group 0.613% 3/15/24	990,000	963,123
CVS Health Corp. 5% 2/20/26	10,000,000	9,923,074
		10,886,197
Life Sciences Tools & Services - 0.3%
Revvity, Inc. 0.85% 9/15/24	4,620,000	4,379,359
Thermo Fisher Scientific, Inc. 1.215% 10/18/24	5,000,000	4,766,424
		9,145,783
Pharmaceuticals - 0.8%
AstraZeneca Finance LLC 0.7% 5/28/24	3,267,000	3,154,188
Bayer U.S. Finance II LLC:
3.875% 12/15/23 (b)	8,000,000	7,954,922
4.25% 12/15/25 (b)	6,602,000	6,393,916
GSK Consumer Healthcare Capital 3.125% 3/24/25	9,140,000	8,791,088
		26,294,114
TOTAL HEALTH CARE		53,819,042
INDUSTRIALS - 2.0%
Aerospace & Defense - 0.8%
L3Harris Technologies, Inc. 5.4% 1/15/27	8,000,000	8,019,433
RTX Corp. 5% 2/27/26	3,646,000	3,630,241
The Boeing Co.:
1.95% 2/1/24	1,500,000	1,474,806
2.196% 2/4/26	4,000,000	3,690,022
2.75% 2/1/26	2,400,000	2,252,316
4.875% 5/1/25	6,107,000	6,022,571
		25,089,389
Commercial Services & Supplies - 0.1%
Republic Services, Inc. 0.875% 11/15/25	4,500,000	4,077,834
Ground Transportation - 0.2%
Canadian Pacific Railway Co. 1.35% 12/2/24	7,345,000	6,962,142
Industrial Conglomerates - 0.1%
Siemens Financieringsmaatschappij NV 0.65% 3/11/24 (b)	2,595,000	2,529,012
Machinery - 0.2%
Daimler Trucks Finance North America LLC:
1.625% 12/13/24 (b)	1,613,000	1,531,099
5.2% 1/17/25 (b)	2,360,000	2,343,610
Parker Hannifin Corp. 3.65% 6/15/24	4,730,000	4,648,255
		8,522,964
Passenger Airlines - 0.1%
Delta Air Lines, Inc. 2.9% 10/28/24	3,718,000	3,600,788
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
0.7% 2/15/24	1,322,000	1,290,080
0.8% 8/18/24	6,745,000	6,415,447
3.25% 3/1/25	1,900,000	1,818,377
		9,523,904
Transportation Infrastructure - 0.2%
Avolon Holdings Funding Ltd. 2.875% 2/15/25 (b)	6,000,000	5,661,290
TOTAL INDUSTRIALS		65,967,323
INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 0.1%
Bank of America NA 5.65% 8/18/25	5,000,000	5,016,981
Electronic Equipment, Instruments & Components - 0.2%
Dell International LLC/EMC Corp. 5.85% 7/15/25	5,600,000	5,607,028
Semiconductors & Semiconductor Equipment - 0.5%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.250% 5.4668% 10/1/24 (c)(d)	2,353,000	2,351,733
Broadcom Corp./Broadcom Cayman LP 3.875% 1/15/27	9,300,000	8,836,481
Microchip Technology, Inc. 0.983% 9/1/24	4,503,000	4,288,406
		15,476,620
Software - 0.7%
Oracle Corp. 5.8% 11/10/25	7,380,000	7,451,760
Roper Technologies, Inc.:
1% 9/15/25	5,000,000	4,579,625
3.65% 9/15/23	2,500,000	2,498,419
VMware, Inc.:
1% 8/15/24	2,883,000	2,755,346
4.5% 5/15/25	5,800,000	5,679,210
		22,964,360
TOTAL INFORMATION TECHNOLOGY		49,064,989
MATERIALS - 0.2%
Chemicals - 0.2%
Celanese U.S. Holdings LLC 6.05% 3/15/25	4,200,000	4,203,517
Nutrien Ltd. 5.9% 11/7/24	2,353,000	2,352,225
		6,555,742
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp. 1.3% 9/15/25	1,459,000	1,338,172
Crown Castle International Corp.:
1.35% 7/15/25	342,000	315,683
4% 3/1/27	2,500,000	2,373,190
Omega Healthcare Investors, Inc. 4.5% 1/15/25	3,800,000	3,705,397
Welltower OP LLC 3.625% 3/15/24	1,604,000	1,583,304
		9,315,746
UTILITIES - 0.8%
Electric Utilities - 0.3%
FirstEnergy Corp.:
1.6% 1/15/26	365,000	331,436
2.05% 3/1/25	2,028,000	1,893,859
Florida Power & Light Co. 2.85% 4/1/25	926,000	890,715
Pennsylvania Electric Co. 5.15% 3/30/26 (b)	2,545,000	2,503,758
Southern Co. 0.6% 2/26/24	1,338,000	1,305,005
Tampa Electric Co. 3.875% 7/12/24	2,786,000	2,741,535
		9,666,308
Gas Utilities - 0.0%
Dominion Gas Holdings LLC 2.5% 11/15/24	722,000	694,574
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP 0.833% 6/15/24	2,029,000	1,931,856
Multi-Utilities - 0.4%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.9575% 5/13/24 (c)(d)	3,063,000	3,062,226
DTE Energy Co. 4.22% 11/1/24	5,000,000	4,904,064
NiSource, Inc. 0.95% 8/15/25	1,507,000	1,381,393
Sempra 3.3% 4/1/25	1,816,000	1,749,501
WEC Energy Group, Inc. 5% 9/27/25	1,702,000	1,686,105
		12,783,289
TOTAL UTILITIES		25,076,027
TOTAL NONCONVERTIBLE BONDS (Cost $1,312,226,523)		1,288,889,996

U.S. Treasury Obligations - 42.9%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.63% 11/2/23 (e)	25,000,000	24,772,667
U.S. Treasury Notes:
3.875% 3/31/25	92,028,300	90,363,882
3.875% 1/15/26	147,311,300	144,526,196
4.125% 1/31/25	216,680,100	213,658,429
4.125% 10/31/27	143,000,000	141,664,961
4.25% 9/30/24	106,000,000	104,811,640
4.25% 5/31/25	74,209,400	73,302,074
4.5% 11/30/24	35,000,000	34,685,547
4.5% 11/15/25	274,571,900	272,898,730
4.5% 7/15/26	20,000,000	19,964,062
4.625% 3/15/26	252,209,000	252,021,813
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,388,199,719)		1,372,670,001

U.S. Government Agency - Mortgage Securities - 0.1%
	Principal Amount (a)	Value ($)
Fannie Mae - 0.1%
4.5% 3/1/39 to 9/1/49	2,803,887	2,712,511
5.5% 11/1/34	523,061	526,348
7.5% 11/1/31	98	102
TOTAL FANNIE MAE		3,238,961
Freddie Mac - 0.0%
8.5% 5/1/26 to 7/1/28	4,480	4,593
Ginnie Mae - 0.0%
7% to 7% 1/15/25 to 8/15/32	57,258	58,382
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $3,731,966)		3,301,936

Asset-Backed Securities - 11.1%
	Principal Amount (a)	Value ($)
Aimco:
Series 2018-BA Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 1/15/32 (b)(c)(d)	4,518,000	4,503,804
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6672% 7/22/32 (b)(c)(d)	4,510,000	4,486,886
AIMCO CLO Ltd. Series 2022-12A Class AR, CME Term SOFR 3 Month Index + 1.170% 6.478% 1/17/32 (b)(c)(d)	5,435,000	5,399,330
American Express Credit Account Master Trust:
Series 2022-2 Class A, 3.39% 5/15/27	6,000,000	5,804,087
Series 2022-3 Class A, 3.75% 8/15/27	5,000,000	4,856,127
Series 2022-4 Class A, 4.95% 10/15/27	2,840,000	2,820,202
Series 2023-1 Class A, 4.87% 5/15/28	4,153,000	4,128,989
AmeriCredit Automobile Receivables Trust Series 2021-3 Class A3, 0.76% 8/18/26	3,705,152	3,593,579
Ares LII CLO Ltd. Series 2021-52A Class A1R, CME Term SOFR 3 Month Index + 1.310% 6.6572% 4/22/31 (b)(c)(d)	3,925,000	3,904,928
Bank of America Credit Card Master Trust:
Series 2021-A1 Class A1, 0.44% 9/15/26	2,133,000	2,064,658
Series 2022-A1 Class A1, 3.53% 11/15/27	5,363,000	5,195,194
Series 2022-A2, Class A2, 5% 4/15/28	3,936,000	3,919,488
Series 2023-A1 Class A1, 4.79% 5/15/28	3,022,000	2,996,402
BMW Vechicle Lease Trust 2023-1 Series 2023-1 Class A3, 5.16% 11/25/25	3,286,000	3,264,425
Capital One Multi-Asset Execution Trust:
Series 2022-A1 Class A1, 2.8% 3/15/27	9,460,000	9,088,950
Series 2022-A2 Class A, 3.49% 5/15/27	4,725,000	4,580,522
Series 2022-A3 Class A, 4.95% 10/15/27	3,490,000	3,464,751
Capital One Prime Auto Receivables Series 2023-1 Class A3, 4.87% 2/15/28	6,465,000	6,403,356
CarMax Auto Owner Trust Series 2020-4 Class A3, 0.5% 8/15/25	843,042	827,007
Carmax Auto Owner Trust:
Series 2022-4 Class A2A, 5.34% 12/15/25	2,290,732	2,285,518
Series 2023 2 Class A3, 5.05% 1/18/28	7,257,000	7,204,919
Carmax Owner Trust Series 2023-1 Class A2A, 5.23% 1/15/26	3,302,155	3,292,224
Carvana Auto Receivables Trust:
Series 2021-P2 Class A3, 0.49% 3/10/26	1,759,440	1,719,344
Series 2021-P3 Class A3, 0.7% 11/10/26	3,238,681	3,102,444
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6878% 10/20/32 (b)(c)(d)	1,244,000	1,238,880
Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6696% 7/15/33 (b)(c)(d)	5,539,000	5,502,808
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.589% 7/27/30 (b)(c)(d)	2,795,254	2,782,770
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	1,136,418	1,087,840
Chase Issuance Trust Series 2022-A1 Class A, 3.97% 9/15/27	4,436,000	4,326,480
Chesapeake Funding II LLC Series 2023 1A Class A1, 5.65% 5/15/35 (b)	5,649,006	5,619,281
Countrywide Home Loans, Inc. Series 2004-2 Class 3A4, CME Term SOFR 1 Month Index + 0.610% 5.9294% 7/25/34 (c)(d)	60,445	57,587
Dell Equipment Finance Trust Series 2021-1 Class A3, 0.43% 5/22/26 (b)	255,506	254,642
Dell Equipment Finance Trust 2023-2 Series 2023-2 Class A3, 5.65% 1/22/29 (b)	2,398,000	2,404,906
Discover Card Execution Note Trust:
Series 2022-A1 Class A1, 1.96% 2/15/27	3,099,000	2,948,648
Series 2022-A2 Class A, 3.32% 5/15/27	4,680,000	4,519,151
Series 2022-A3 Class A3, 3.56% 7/15/27	4,691,000	4,540,352
Series 2022-A4, Class A, 5.03% 10/15/27	4,250,000	4,231,422
Dllaa 2023-1A Series 2023-1A Class A3, 5.64% 2/22/28 (b)	623,000	625,514
Donlen Fleet Lease Funding Series 2021-2 Class A2, 0.56% 12/11/34 (b)	3,482,189	3,413,550
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 4/15/31 (b)(c)(d)	4,077,000	4,052,432
Enterprise Fleet Financing Series 2023-2 Class A2, 5.56% 4/22/30 (b)	7,448,000	7,413,415
Enterprise Fleet Financing LLC:
Series 2020-2 Class A2, 0.61% 7/20/26 (b)	496,360	490,103
Series 2021-1 Class A2, 0.44% 12/21/26 (b)	314,620	309,436
Series 2021-2 Class A2, 0.48% 5/20/27 (b)	1,643,553	1,591,343
Series 2022-3 Class A2, 4.38% 7/20/29 (b)	708,837	695,281
Series 2023-1 Class A2, 5.51% 1/22/29 (b)	4,665,000	4,636,964
Ford Credit Auto Owner Trust:
Series 2019-1 Class A, 3.52% 7/15/30 (b)	857,000	849,120
Series 2020-1 Class A, 2.04% 8/15/31 (b)	3,372,000	3,192,580
Series 2021-1 Class A, 1.37% 10/17/33 (b)	4,343,000	3,905,385
Ford Credit Auto Owner Trust 2 Series 2023-B Class A3, 5.23% 5/15/28	4,689,000	4,686,459
Ford Credit Floorplan Master Owner Trust:
Series 2020-1 Class A1, 0.7% 9/15/25	7,267,000	7,254,915
Series 2023-1 Class A1, 4.92% 5/15/28 (b)	4,708,000	4,651,613
Fordl 2023-A Series 2023-A Class A2A, 5.19% 6/15/25	2,478,451	2,472,447
GM Financial Automobile Leasing Series 2023-2 Class A3, 5.05% 7/20/26	4,683,000	4,645,961
GM Financial Automobile Leasing Trust:
Series 2021-3 Class A3, 0.39% 10/21/24	1,569,856	1,555,960
Series 2022-2 Class A2, 2.93% 10/21/24	1,060,343	1,055,688
Series 2023-1 Class A3, 5.16% 4/20/26	8,108,000	8,056,659
GM Financial Consumer Automobile Re Series 2023 2 Class A3, 4.47% 2/16/28	1,671,000	1,642,734
GM Financial Consumer Automobile Receivables Trust:
Series 2020-4 Class A3, 0.38% 8/18/25	799,854	787,540
Series 2022-2 Class A3, 3.1% 2/16/27	4,307,000	4,180,048
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	646,000	645,680
GMF Floorplan Owner Revolving Trust:
Series 2020-2 Class A, 0.69% 10/15/25 (b)	3,406,000	3,384,387
Series 2023-1 Class A1, 5.34% 6/15/28 (b)	6,911,000	6,902,139
Honda Auto Receivables Series 2023-1 Class A3, 5.04% 4/21/27	4,546,000	4,518,674
Hyundai Auto Lease Securitizat Series 2023-B Class A3, 5.15% 6/15/26 (b)	8,000,000	7,943,054
Hyundai Auto Receivables Trust:
Series 2020-C Class A3, 0.38% 5/15/25	872,155	859,626
Series 2023 A Class A3, 4.58% 4/15/27	2,025,000	1,999,290
Juniper Valley Park CLO LLC Series 2023-1A Class A1, CME Term SOFR 3 Month Index + 1.850% 7.0052% 7/20/35 (b)(c)(d)	8,000,000	8,008,984
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, CME Term SOFR 3 Month Index + 1.260% 6.6072% 1/22/31 (b)(c)(d)	3,305,000	3,293,264
Marlette Funding Trust:
Series 2022-1A Class A, 1.36% 4/15/32 (b)	95,025	94,844
Series 2022-2A Class A, 4.25% 8/15/32 (b)	1,159,512	1,153,375
Marlette Funding Trust 2023-3 Series 2023-3A Class A, 6.49% 9/15/33 (b)	1,798,000	1,797,166
Mercedes-Benz Auto Receivables Series 2023-1 Class A2, 5.09% 1/15/26	2,905,441	2,893,494
MMAF Equipment Finance LLC:
Series 2019-B Class A3, 2.01% 12/12/24 (b)	562,371	557,198
Series 2022-B Class A2, 5.57% 9/9/25 (b)	2,534,211	2,522,077
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5696% 7/17/32 (b)(c)(d)	4,380,000	4,347,290
OneMain Direct Auto Receivables Trust Series 2021-1A Class A, 0.87% 7/14/28 (b)	4,502,000	4,271,452
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, CME Term SOFR 3 Month Index + 1.060% 6.4414% 5/20/29 (b)(c)(d)	2,232,658	2,223,228
Palmer Square Loan Funding, Ltd. / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME Term SOFR 3 Month Index + 1.050% 6.358% 4/15/30 (b)(c)(d)	4,003,197	3,971,800
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6744% 1/25/36 (c)(d)	59,670	58,244
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (b)(c)	2,204,767	2,046,989
Santander Consumer Auto Receivables Trust Series 2021-AA Class A3, 0.33% 10/15/25 (b)	412,395	409,429
Santander Drive Auto Receivables Trust Series 2022-5 Class A3, 4.11% 8/17/26	2,994,000	2,972,115
Santander Retail Auto Lease Trust Series 2021-A Class A3, 0.51% 7/22/24 (b)	694,271	690,201
Sfs Auto Receivables Securitiz Series 2023-1A Class A3, 5.47% 10/20/28 (b)	7,535,000	7,502,934
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (b)	2,262,533	2,258,224
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6296% 7/15/32 (b)(c)(d)	3,398,000	3,377,938
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.5896% 1/15/34 (b)(c)(d)	4,807,000	4,771,476
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.5981% 11/18/30 (b)(c)(d)	3,476,460	3,463,482
TCI-Symphony CLO Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.190% 6.4996% 7/15/30 (b)(c)(d)	4,840,273	4,816,144
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2894% 9/25/34 (c)(d)	68,627	65,412
Tesla Auto Lease Trust Series 2021-A Class A3, 0.56% 3/20/25 (b)	649,064	647,355
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	1,501,000	1,497,127
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A, 1.35% 5/25/33 (b)	2,401,000	2,231,347
Upstart Securitization Trust:
Series 2021-3 Class A, 0.83% 7/20/31 (b)	138,945	138,261
Series 2021-4 Class A, 0.84% 9/20/31 (b)	549,415	542,617
Series 2021-5 Class A, 1.31% 11/20/31 (b)	916,914	901,241
3.12% 3/20/32 (b)	1,895,485	1,866,092
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 2.2891% 12/26/50 (b)	339,219	328,181
Series 2021-NPL2 Class A1, 2.115% 3/27/51 (b)	1,941,857	1,849,588
Series 2021-NPL3 Class A1, 1.743% 5/25/51 (b)(c)	2,619,193	2,408,534
Verizon Master Trust:
Series 2021-1 Class A, 0.5% 5/20/27	3,250,000	3,127,354
Series 2021-2 Class A, 0.99% 4/20/28	4,700,000	4,454,793
Series 2022-5 Class A1A, 3.72% 7/20/27	2,405,000	2,384,934
Series 2023 2 Class A, 4.89% 4/13/28	5,620,000	5,565,596
Series 2023-4 Class A1A, 5.16% 6/20/29	7,552,000	7,546,393
Volkswagen Auto Loan Enhanced Series 2023-1 Class A3, 5.02% 6/20/28	3,407,000	3,391,920
Voya CLO Ltd. Series 2021-1A Class A1R, CME Term SOFR 3 Month Index + 1.210% 6.5196% 4/17/30 (b)(c)(d)	3,188,665	3,174,297
Voya CLO Ltd./Voya CLO LLC Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.7417% 7/19/34 (b)(c)(d)	4,500,000	4,468,311
Wheels SPV LLC Series 2021-1A Class A, CME Term SOFR 1 Month Index + 0.390% 5.7085% 8/20/29 (b)(c)(d)	1,140,686	1,133,054
World Omni Auto Receivables Trust:
Series 2021 D Class A3, 0.81% 10/15/26	4,487,060	4,307,478
Series 2023-C Class A3, 5.15% 11/15/28	794,000	792,705
TOTAL ASSET-BACKED SECURITIES (Cost $361,852,510)		357,163,836

Collateralized Mortgage Obligations - 1.2%
	Principal Amount (a)	Value ($)
Private Sponsor - 1.0%
Ajax Mortgage Loan Trust sequential payer Series 2021-B Class A, 2.239% 6/25/66 (b)(c)	1,017,008	964,709
Angel Oak Mortgage Trust Series 2021-8 Class A1, 1.82% 11/25/66 (b)	2,833,015	2,362,840
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)	346,043	330,925
Cascade Funding Mortgage Trust:
Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)	698,744	645,070
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)	351,358	342,226
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	654,513	632,958
Series 2021-HB7 Class A, 1.1512% 10/27/31 (b)	919,289	874,684
Cfmt 2022-Ebo2 sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	418,257	411,267
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	3,162,917	3,098,767
Csmc 2021-Rpl9 Trust sequential payer Series 2021-RPL9 Class A1, 2.4364% 2/25/61 (b)	4,148,792	3,892,580
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	2,470,770	2,326,793
GCAT Trust sequential payer Series 2021-NQM7 Class A1, 1.915% 8/25/66 (b)	1,495,179	1,302,197
Legacy Mortgage Asset Trust Series 2021-GS5 Class A1, 2.25% 7/25/67 (b)(c)	3,241,402	3,027,842
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)	1,062,014	967,161
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (b)	1,059,178	947,655
Oceanview Trust sequential payer Series 2021-1 Class A, 1.2187% 12/29/51 (b)(c)	419,804	412,015
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	547,287	515,930
Preston Ridge Partners Mortgage Trust:
sequential payer Series 2021-8 Class A1, 1.743% 9/25/26 (b)(c)	2,712,199	2,509,327
Series 2021-2 Class A1, 2.115% 3/25/26 (b)	3,378,739	3,198,706
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)	430,550	379,026
Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(c)	595,319	520,375
PRET LLC Series 2022-RN1 Class A1, 3.721% 7/25/51 (b)	2,171,538	2,056,672
RMF Buyout Issuance Trust sequential payer:
Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)	885,289	845,141
Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	477,910	450,804
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 6.546% 7/20/34 (c)(d)	700	619
TOTAL PRIVATE SPONSOR		33,016,289
U.S. Government Agency - 0.2%
Fannie Mae:
floater Series 2015-27 Class KF, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7021% 5/25/45 (c)(d)	1,186,735	1,150,931
sequential payer Series 2001-40 Class Z, 6% 8/25/31	20,120	20,046
Series 2016-27:
Class HK, 3% 1/25/41	1,321,693	1,228,436
Class KG, 3% 1/25/40	605,986	563,526
Series 2016-42 Class FL, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.7521% 7/25/46 (c)(d)	1,343,582	1,329,342
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	137,293	134,694
TOTAL U.S. GOVERNMENT AGENCY		4,426,975
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $40,123,459)		37,443,264

Commercial Mortgage Securities - 3.0%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.461% 1/15/39 (b)(c)(d)	1,181,000	1,148,872
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	1,099,000	1,001,030
Benchmark Mortgage Trust sequential payer Series 2021-B31 Class A1, 1.357% 12/15/54	2,912,991	2,693,971
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.1755% 9/15/26 (b)(c)(d)	2,278,000	2,178,289
BPR Trust floater Series 2022-OANA Class A, CME Term SOFR 1 Month Index + 1.890% 7.2085% 4/15/37 (b)(c)(d)	4,067,000	3,993,517
BX Commercial Mortgage Trust floater:
Series 2021-PAC Class A, CME Term SOFR 1 Month Index + 0.800% 6.1136% 10/15/36 (b)(c)(d)	2,101,000	2,052,223
Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.0768% 5/15/38 (b)(c)(d)	1,284,908	1,259,898
Series 2022-LP2 Class A, CME Term SOFR 1 Month Index + 1.010% 6.3234% 2/15/39 (b)(c)(d)	2,375,124	2,309,581
Bx Commercial Mortgage Trust 2 floater sequential payer Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.110% 6.4245% 4/15/34 (b)(c)(d)	2,104,341	2,096,104
BX Trust:
floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.2745% 11/15/38 (b)(c)(d)	2,082,000	2,043,484
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0604% 10/15/26 (b)(c)(d)	1,935,000	1,890,684
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.4755% 8/15/39 (b)(c)(d)	1,009,000	1,008,999
floater sequential payer:
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.345% 10/15/36 (b)(c)(d)	2,497,044	2,490,726
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.0955% 6/15/38 (b)(c)(d)	1,762,112	1,727,819
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (b)	3,643,936	3,294,163
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	2,216,637	1,947,155
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, CME Term SOFR 1 Month Index + 1.060% 6.375% 11/15/36 (b)(c)(d)	821,166	807,212
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2014-GC21 Class AAB, 3.477% 5/10/47	134,337	133,564
Series 2016-GC36 Class AAB, 3.368% 2/10/49	787,311	761,140
Series 2015-GC33 Class AAB, 3.522% 9/10/58	1,149,282	1,111,356
COMM Mortgage Trust sequential payer:
Series 2015 LC19 Class A3, 2.922% 2/10/48	2,123,883	2,053,108
Series 2020-SBX Class A, 1.67% 1/10/38 (b)	4,412,000	3,819,247
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, CME Term SOFR 1 Month Index + 1.020% 6.338% 5/15/36 (b)(c)(d)	10,131,793	10,120,186
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	521,510	469,937
CSAIL 2018-CX12 Commercial Mortgage Trust sequential payer Series 2018-CX12 Class ASB, 4.1628% 8/15/51	2,099,152	2,006,598
CSAIL Commercial Mortgage Trust sequential payer Series 2015-C4 Class A3, 3.5438% 11/15/48	6,778,155	6,519,949
CSMC Trust Series 2017-CHOP Class A, PRIME RATE - 2.300% 6.194% 7/15/32 (b)(c)(d)	1,627,796	1,560,968
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1265% 11/15/38 (b)(c)(d)	2,887,000	2,825,417
Extended Stay America Trust floater Series 2021-ESH Class A, CME Term SOFR 1 Month Index + 1.190% 6.5045% 7/15/38 (b)(c)(d)	882,735	874,229
GS Mortgage Securities Trust:
floater Series 2021-IP Class A, CME Term SOFR 1 Month Index + 1.060% 6.3755% 10/15/36 (b)(c)(d)	1,243,000	1,182,197
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (b)(c)	2,287,197	2,148,536
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C21 Class A4, 3.4927% 8/15/47	3,603,446	3,547,692
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, CME Term SOFR 1 Month Index + 1.360% 6.6755% 9/15/29 (b)(c)(d)	1,200,422	1,113,608
Series 2013-LC11 Class A/S, 3.216% 4/15/46	1,185,240	1,114,113
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6057% 5/15/39 (b)(c)(d)	3,413,000	3,353,230
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1245% 3/15/38 (b)(c)(d)	1,683,828	1,649,984
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1255% 7/15/38 (b)(c)(d)	995,000	975,643
Morgan Stanley BAML Trust sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	802,735	753,880
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	2,396,136	2,191,926
Series 2019-H7 Class A1, 2.327% 7/15/52	459,473	450,770
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9095% 10/15/36 (b)(c)(d)	3,122,802	3,042,465
SREIT Trust floater:
Series 2021-FLWR Class A, CME Term SOFR 1 Month Index + 0.690% 6.001% 7/15/36 (b)(c)(d)	3,000,000	2,932,208
Series 2021-MFP Class A, CME Term SOFR 1 Month Index + 0.840% 6.1558% 11/15/38 (b)(c)(d)	2,005,000	1,964,747
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2015-LC22 Class ASB, 3.571% 9/15/58	908,111	882,325
Series 2017-RC1 Class ASB, 3.453% 1/15/60	1,316,589	1,259,600
WF-RBS Commercial Mortgage Trust sequential payer Series 2014-C20 Class ASB, 3.638% 5/15/47	122,846	121,692
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $98,250,008)		94,884,042

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (f) (Cost $27,834,965)	27,829,399	27,834,965

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $3,232,219,150)	3,182,188,040
NET OTHER ASSETS (LIABILITIES) - 0.6%	20,100,924
NET ASSETS - 100.0%	3,202,288,964

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,369	Dec 2023	279,008,617	614,094	614,094

The notional amount of futures purchased as a percentage of Net Assets is 8.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $130,102,883.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $548,213,703 or 17.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,293,133.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	7,113,819	898,251,872	877,530,726	1,120,880	-	-	27,834,965	0.1%
Fidelity Securities Lending Cash Central Fund 5.44%	-	898,436,529	898,436,529	103,893	-	-	-	0.0%
Total	7,113,819	1,796,688,401	1,775,967,255	1,224,773	-	-	27,834,965

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,288,889,996	-	1,288,889,996	-

U.S. Government and Government Agency Obligations	1,372,670,001	-	1,372,670,001	-

U.S. Government Agency - Mortgage Securities	3,301,936	-	3,301,936	-

Asset-Backed Securities	357,163,836	-	357,163,836	-

Collateralized Mortgage Obligations	37,443,264	-	37,443,264	-

Commercial Mortgage Securities	94,884,042	-	94,884,042	-

Money Market Funds	27,834,965	27,834,965	-	-
Total Investments in Securities:	3,182,188,040	27,834,965	3,154,353,075	-
Derivative Instruments:

Assets
Futures Contracts	614,094	614,094	-	-
Total Assets	614,094	614,094	-	-
Total Derivative Instruments:	614,094	614,094	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	614,094	0
Total Interest Rate Risk	614,094	0
Total Value of Derivatives	614,094	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,204,384,185)	$3,154,353,075
Fidelity Central Funds (cost $27,834,965)	27,834,965

Total Investment in Securities (cost $3,232,219,150)		$3,182,188,040
Receivable for investments sold		49,697,279
Receivable for fund shares sold		2,786,719
Interest receivable		29,689,284
Distributions receivable from Fidelity Central Funds		122,869
Receivable for daily variation margin on futures contracts		45,306
Prepaid expenses		4,706
Total assets		3,264,534,203
Liabilities
Payable for investments purchased	$59,244,563
Payable for fund shares redeemed	2,190,814
Distributions payable	75,684
Accrued management fee	529,017
Other payables and accrued expenses	205,161
Total Liabilities		62,245,239
Net Assets		$3,202,288,964
Net Assets consist of:
Paid in capital		$3,291,977,537
Total accumulated earnings (loss)		(89,688,573)
Net Assets		$3,202,288,964
Net Asset Value, offering price and redemption price per share ($3,202,288,964 ÷ 336,445,156 shares)		$9.52

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$89,004,236
Income from Fidelity Central Funds (including $103,893 from security lending)		1,224,773
Total Income		90,229,009
Expenses
Management fee	$6,306,968
Custodian fees and expenses	34,748
Independent trustees' fees and expenses	8,360
Registration fees	157,063
Audit	98,563
Legal	2,240
Miscellaneous	23,046
Total expenses before reductions	6,630,988
Expense reductions	(43,810)
Total expenses after reductions		6,587,178
Net Investment income (loss)		83,641,831
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(29,445,484)
Futures contracts	(4,444,964)
Total net realized gain (loss)		(33,890,448)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	13,326,352
Futures contracts	712,498
Total change in net unrealized appreciation (depreciation)		14,038,850
Net gain (loss)		(19,851,598)
Net increase (decrease) in net assets resulting from operations		$63,790,233
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$83,641,831	$14,653,531
Net realized gain (loss)	(33,890,448)	(26,823,287)
Change in net unrealized appreciation (depreciation)	14,038,850	(66,229,170)
Net increase (decrease) in net assets resulting from operations	63,790,233	(78,398,926)
Distributions to shareholders	(66,825,466)	(11,782,706)

Share transactions
Proceeds from sales of shares	2,028,572,765	1,096,941,723
Reinvestment of distributions	66,164,601	11,575,013
Cost of shares redeemed	(732,498,679)	(1,020,474,991)

Net increase (decrease) in net assets resulting from share transactions	1,362,238,687	88,041,745
Total increase (decrease) in net assets	1,359,203,454	(2,139,887)

Net Assets
Beginning of period	1,843,085,510	1,845,225,397
End of period	$3,202,288,964	$1,843,085,510

Other Information
Shares
Sold	213,529,531	112,706,091
Issued in reinvestment of distributions	6,952,035	1,190,192
Redeemed	(77,105,778)	(105,165,453)
Net increase (decrease)	143,375,788	8,730,830

Financial Highlights
Fidelity® SAI Short-Term Bond Fund

Years ended August 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$9.55	$10.01	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.312	.075	.047
Net realized and unrealized gain (loss)	(.105)	(.475)	.007
Total from investment operations	.207	(.400)	.054
Distributions from net investment income	(.237)	(.056)	(.044)
Distributions from net realized gain	-	(.004)	-
Total distributions	(.237)	(.060)	(.044)
Net asset value, end of period	$9.52	$9.55	$10.01
Total Return D,E	2.20%	(4.01)%	.54%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.26%	.31%	.34% H
Expenses net of fee waivers, if any	.26%	.30%	.34% H
Expenses net of all reductions	.26%	.30%	.34% H
Net investment income (loss)	3.30%	.77%	.49% H
Supplemental Data
Net assets, end of period (000 omitted)	$3,202,289	$1,843,086	$1,845,225
Portfolio turnover rate I	55%	74%	70% J,K

AFor the period September 15, 2020 (commencement of operations) through August 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount not annualized.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity SAI Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,160,372
Gross unrealized depreciation	(48,267,352)
Net unrealized appreciation (depreciation)	$(42,106,980)
Tax Cost	$3,224,295,020

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,951,533
Capital loss carryforward	$(49,533,125)
Net unrealized appreciation (depreciation) on securities and other investments	$(42,106,980)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(15,303,059)
Long-term	(34,230,066)
Total capital loss carryforward	$(49,533,125)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$66,825,466	$11,782,706
Total	$66,825,466	$11,782,706

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Short-Term Bond Fund	899,437,830	355,549,403
6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective April 1, 2023, the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets.

Prior to April 1, 2023, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annual management fee rate was .25% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity SAI Short-Term Bond Fund	1,574

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity SAI Short-Term Bond Fund	$4,310
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Short-Term Bond Fund	$11,296	$-	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,778.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $40,032.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity SAI Short-Term Bond Fund	13%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Short-Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2023 and for the period September 15, 2020 (commencement of operations) through August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the two years in the period ended August 31, 2023 and for the period September 15, 2020 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® SAI Short-Term Bond Fund	.22%
Actual		$ 1,000	$ 1,020.10	$ 1.12
Hypothetical-B		$ 1,000	$ 1,024.10	$ 1.12

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 41.40% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $66,825,466 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Short-Term Bond Fund
At its March 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) for the fund (the Amended Contract) that will charge a flat management fee of 20 basis points. As a result, the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, effective April 1, 2023. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract (Current Management Contract). At its September 2022 meeting, the Board concluded that the nature, extent and quality of the services to be provided to the fund under the Current Management Contract should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contract at its March 2023 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the Current Management Contract. Based on its review, the Board concluded at its September 2022 meeting that the fund's current management fee and the total expense ratio of the fund are fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
In reviewing the Amended Contract, the Board considered the fund's proposed management fee rate out of which FMR will pay all operating expenses of the fund, with certain limited exceptions, and the projected total expense ratio of the fund. The Board considered that the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, based on the average group assets for December 2022. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total net expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.
Based on its review, the Board concluded that the fund's management fee and projected total expense ratio continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.
Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its September 2022 meeting, the Board concluded that it was satisfied that the profitability of Fidelity in connection with the operation of the fund was not excessive. Because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider Fidelity's costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract.
Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its September 2022 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with the approval of the fund's Amended Contract, the Board did not consider economies of scale because the proposed fee arrangement lowers the fund's management fee. The Board will continue to review economies of scale in connection with its consideration of future renewals of the Amended Contract.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the fund's Amended Contract should be approved.

1.9900845.102
SST-ANN-1023
Fidelity® Investment Grade Bond Fund

Annual Report
August 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	-4.91%	0.15%	1.26%
Class M (incl. 4.00% sales charge)	-4.91%	0.13%	1.25%
Class C (incl. contingent deferred sales charge)	-2.67%	0.20%	1.06%
Fidelity® Investment Grade Bond Fund	-0.78%	1.26%	1.98%
Class I	-0.69%	1.21%	1.95%
Class Z	-0.54%	1.37%	2.03%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Investment Grade Bond Fund, a class of the fund, on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Jeffrey Moore and Michael Plage:
For the fiscal year ending August 31, 2023, the fund's share classes posted returns, net of fees, in the range of -1.71% to -0.54% (excluding sales charges, if applicable), versus -1.19% for the benchmark, Bloomberg U.S. Aggregate Bond Index. Relative to this index, the fund benefited from its overweight to credit, especially lower-rated corporate bonds. Credit generally performed well this period, continuing to gain in the economy's post-COVID recovery, while favorable supply/demand trends and low issuer default rates resulted in tighter corporate bond spreads. The fund also benefited from exposure to AAA-rated collateralized loan obligations, or CLOs. Given the inverted yield curve - meaning shorter-term bonds were offering higher yields than longer-term issues - and narrowing credit spreads, our CLO allocation worked out well for the fund. Another contributor was an underweight to mortgage debt, positioning that further added value given the securities' relative underperformance. In a strong period of relative performance for most of the fund's share classes, very little meaningfully detracted from the fund's relative result, although security selection in international credit detracted a bit, and our substantial move into Treasuries has not yet meaningfully demonstrated positive impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
The information in the following tables is based on the combined Investments of the Fund and its pro-rata share of investments in Fidelity's Central Funds, other than the Money Market Central Funds.
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (2.0)%*

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (2.0)%
Futures and Swaps - 1.4%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional. fidelity.com, as applicable.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 29.3%
	Principal Amount (a) (000s)	Value ($) (000s)
COMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.:
2.55% 12/1/33	1,806	1,378
4.3% 2/15/30	34,036	31,734
Verizon Communications, Inc.:
2.987% 10/30/56	869	519
4.5% 8/10/33	3,429	3,168
4.862% 8/21/46	14,251	12,541
5.012% 4/15/49	82	74
		49,414
Media - 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	25,400	20,467
3.7% 4/1/51	15,400	9,570
3.85% 4/1/61	4,000	2,390
3.9% 6/1/52	7,000	4,479
4.8% 3/1/50	12,000	8,891
4.908% 7/23/25	2,504	2,459
5.375% 5/1/47	22,326	17,840
5.75% 4/1/48	11,014	9,279
6.834% 10/23/55	7,000	6,483
Comcast Corp.:
3.75% 4/1/40	622	512
4.65% 7/15/42	1,628	1,454
Discovery Communications LLC:
3.625% 5/15/30	4,063	3,568
4.65% 5/15/50	10,998	8,198
Fox Corp.:
5.476% 1/25/39	1,366	1,240
5.576% 1/25/49	906	809
Magallanes, Inc.:
3.755% 3/15/27	5,285	4,957
4.054% 3/15/29	1,832	1,685
4.279% 3/15/32	5,334	4,707
5.05% 3/15/42	2,865	2,355
5.141% 3/15/52	27,262	21,731
Time Warner Cable LLC:
4.5% 9/15/42	544	397
5.5% 9/1/41	966	794
5.875% 11/15/40	7,077	6,158
6.55% 5/1/37	3,601	3,422
6.75% 6/15/39	6,233	6,029
7.3% 7/1/38	2,390	2,421
		152,295
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc.:
3.2% 3/15/27	5,750	5,315
3.8% 3/15/32	5,018	4,292
T-Mobile U.S.A., Inc.:
3.75% 4/15/27	6,800	6,445
3.875% 4/15/30	20,000	18,255
		34,307
TOTAL COMMUNICATION SERVICES		236,016
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.0%
General Motors Financial Co., Inc. 5.85% 4/6/30	3,042	2,979
Broadline Retail - 0.1%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	3,090	2,474
2.7% 2/9/41	16,100	10,242
		12,716
Household Durables - 0.4%
Lennar Corp.:
4.75% 11/29/27	15,563	15,090
5% 6/15/27	8,419	8,291
Toll Brothers Finance Corp.:
4.35% 2/15/28	2,908	2,729
4.875% 3/15/27	10,045	9,751
		35,861
Specialty Retail - 0.5%
AutoNation, Inc. 4.75% 6/1/30	909	847
AutoZone, Inc. 4% 4/15/30	21,631	20,015
Lowe's Companies, Inc.:
3.75% 4/1/32	2,515	2,253
4.25% 4/1/52	10,263	8,119
4.45% 4/1/62	10,550	8,228
		39,462
Textiles, Apparel & Luxury Goods - 0.2%
Tapestry, Inc. 3.05% 3/15/32	20,094	15,458
TOTAL CONSUMER DISCRETIONARY		106,476
CONSUMER STAPLES - 1.5%
Beverages - 0.2%
Anheuser-Busch InBev Finance, Inc. 4.7% 2/1/36	4,168	3,989
Anheuser-Busch InBev Worldwide, Inc.:
4.35% 6/1/40	3,930	3,516
5.45% 1/23/39	3,537	3,590
5.8% 1/23/59 (Reg. S)	8,567	8,983
		20,078
Consumer Staples Distribution & Retail - 0.3%
Sysco Corp. 6.6% 4/1/50	24,546	27,064
Food Products - 1.0%
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27	14,165	12,733
3% 5/15/32	14,250	11,253
3.625% 1/15/32	1,330	1,092
5.125% 2/1/28	4,285	4,165
5.5% 1/15/30	39,620	38,362
5.75% 4/1/33	8,830	8,404
Kraft Heinz Foods Co. 7.125% 8/1/39 (b)	5,618	6,162
		82,171
TOTAL CONSUMER STAPLES		129,313
ENERGY - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)	1,258	1,269
6.036% 11/15/33 (b)	3,393	3,428
6.497% 8/15/43 (b)	1,014	1,028
6.544% 11/15/53 (b)	1,826	1,867
6.714% 8/15/63 (b)	1,093	1,117
DCP Midstream Operating LP:
5.125% 5/15/29	3,593	3,504
5.6% 4/1/44	1,707	1,592
Energy Transfer LP:
3.75% 5/15/30	2,274	2,031
4.95% 6/15/28	2,591	2,509
5% 5/15/50	18,683	15,379
5.25% 4/15/29	1,549	1,513
5.4% 10/1/47	1,426	1,228
5.8% 6/15/38	1,445	1,370
6% 6/15/48	1,441	1,332
6.125% 12/15/45	400	376
6.25% 4/15/49	1,064	1,019
Hess Corp.:
5.6% 2/15/41	22,554	21,205
7.125% 3/15/33	839	914
7.3% 8/15/31	1,023	1,117
7.875% 10/1/29	2,921	3,228
Kinder Morgan, Inc. 3.6% 2/15/51	18,000	12,097
MPLX LP:
4.8% 2/15/29	816	786
4.95% 9/1/32	7,989	7,547
5.5% 2/15/49	2,450	2,183
Occidental Petroleum Corp.:
5.55% 3/15/26	3,038	3,012
6.45% 9/15/36	2,750	2,812
6.6% 3/15/46	3,032	3,120
7.5% 5/1/31	3,937	4,266
Ovintiv, Inc.:
5.15% 11/15/41	2,000	1,636
8.125% 9/15/30	3,357	3,726
Petroleos Mexicanos:
5.95% 1/28/31	2,610	1,885
6.49% 1/23/27	1,757	1,532
6.5% 3/13/27	5,805	5,068
6.75% 9/21/47	14,189	8,710
6.84% 1/23/30	5,979	4,708
6.95% 1/28/60	4,247	2,602
7.69% 1/23/50	70,161	46,713
Plains All American Pipeline LP/PAA Finance Corp. 3.55% 12/15/29	1,242	1,092
Sabine Pass Liquefaction LLC 4.5% 5/15/30	9,286	8,739
The Williams Companies, Inc.:
3.5% 11/15/30	9,960	8,822
4.65% 8/15/32	8,326	7,818
5.3% 8/15/52	1,888	1,700
Western Gas Partners LP:
4.65% 7/1/26	1,129	1,092
4.75% 8/15/28	781	739
5.25% 2/1/50	7,720	6,248
		215,679
FINANCIALS - 13.8%
Banks - 7.7%
Bank of America Corp.:
1.922% 10/24/31 (c)	20,000	15,669
2.299% 7/21/32 (c)	25,000	19,716
2.884% 10/22/30 (c)	50,000	42,896
3.95% 4/21/25	14,503	14,038
4.183% 11/25/27	4,363	4,141
4.25% 10/22/26	23,937	22,988
5.015% 7/22/33 (c)	13,700	13,186
Barclays PLC:
2.852% 5/7/26 (c)	9,444	8,926
4.375% 1/12/26	2,821	2,719
4.836% 5/9/28	3,683	3,413
5.088% 6/20/30 (c)	11,424	10,467
5.2% 5/12/26	26,475	25,690
BNP Paribas SA 2.219% 6/9/26 (b)(c)	9,008	8,416
BPCE SA 4.875% 4/1/26 (b)	4,662	4,497
Citigroup, Inc.:
2.976% 11/5/30 (c)	50,000	42,998
4.075% 4/23/29 (c)	16,389	15,366
4.125% 7/25/28	4,363	4,068
4.3% 11/20/26	1,115	1,071
4.4% 6/10/25	5,142	5,014
4.412% 3/31/31 (c)	21,454	19,920
4.45% 9/29/27	55,258	52,819
4.6% 3/9/26	5,613	5,465
5.3% 5/6/44	6,000	5,461
Citizens Financial Group, Inc. 2.638% 9/30/32	4,614	3,365
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(c)	2,250	1,908
HSBC Holdings PLC:
4.25% 3/14/24	905	895
4.95% 3/31/30	1,541	1,483
5.25% 3/14/44	656	576
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)	836	817
5.71% 1/15/26 (b)	37,209	35,695
JPMorgan Chase & Co.:
2.956% 5/13/31 (c)	5,034	4,279
4.493% 3/24/31 (c)	17,000	16,114
5.717% 9/14/33 (c)	65,747	65,709
NatWest Group PLC:
3.073% 5/22/28 (c)	5,536	4,992
4.8% 4/5/26	12,145	11,825
5.125% 5/28/24	19,005	18,835
Rabobank Nederland 4.375% 8/4/25	3,024	2,931
Societe Generale:
1.038% 6/18/25 (b)(c)	50,000	47,818
1.488% 12/14/26 (b)(c)	13,930	12,482
4.25% 4/14/25 (b)	4,491	4,329
Wells Fargo & Co.:
3.196% 6/17/27 (c)	40,441	37,807
3.526% 3/24/28 (c)	11,202	10,423
4.3% 7/22/27	16,184	15,498
4.478% 4/4/31 (c)	15,500	14,501
Westpac Banking Corp. 4.11% 7/24/34 (c)	3,103	2,718
		663,944
Capital Markets - 2.4%
Ares Capital Corp.:
3.25% 7/15/25	42,008	39,390
3.875% 1/15/26	16,340	15,284
Deutsche Bank AG 4.5% 4/1/25	8,603	8,289
Deutsche Bank AG New York Branch:
3.729% 1/14/32 (c)	8,509	6,586
4.1% 1/13/26	5,262	5,019
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (c)	12,267	9,696
4.25% 10/21/25	7,670	7,443
6.75% 10/1/37	24,081	25,530
Morgan Stanley:
3.125% 7/27/26	5,157	4,826
3.622% 4/1/31 (c)	35,865	31,871
5% 11/24/25	9,303	9,162
UBS Group AG:
1.494% 8/10/27 (b)(c)	7,599	6,682
2.593% 9/11/25 (b)(c)	9,092	8,767
3.75% 3/26/25	6,137	5,929
4.194% 4/1/31 (b)(c)	30,399	27,372
		211,846
Consumer Finance - 2.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	39,436	37,493
1.75% 1/30/26	10,220	9,247
2.45% 10/29/26	5,268	4,740
2.875% 8/14/24	5,100	4,945
3% 10/29/28	5,518	4,782
3.3% 1/30/32	5,903	4,797
4.45% 4/3/26	2,472	2,381
6.5% 7/15/25	4,349	4,370
Ally Financial, Inc.:
4.625% 3/30/25	2,237	2,164
5.8% 5/1/25	19,772	19,475
7.1% 11/15/27	9,050	9,169
8% 11/1/31	3,172	3,280
Capital One Financial Corp.:
3.65% 5/11/27	15,715	14,615
3.8% 1/31/28	6,614	6,065
4.985% 7/24/26 (c)	8,087	7,904
5.247% 7/26/30 (c)	10,430	9,922
Discover Financial Services:
3.95% 11/6/24	1,184	1,153
4.1% 2/9/27	8,206	7,613
4.5% 1/30/26	3,562	3,422
6.7% 11/29/32	1,995	1,986
Ford Motor Credit Co. LLC:
4.063% 11/1/24	18,137	17,573
5.584% 3/18/24	4,908	4,881
Synchrony Financial:
3.95% 12/1/27	5,215	4,659
4.25% 8/15/24	7,369	7,178
4.375% 3/19/24	5,520	5,453
5.15% 3/19/29	7,283	6,680
		205,947
Financial Services - 0.7%
Blackstone Private Credit Fund 7.05% 9/29/25	10,049	10,119
Brixmor Operating Partnership LP:
4.05% 7/1/30	6,803	6,146
4.125% 6/15/26	3,253	3,087
4.125% 5/15/29	12,222	11,118
Corebridge Financial, Inc.:
3.85% 4/5/29	3,438	3,146
3.9% 4/5/32	4,093	3,579
4.35% 4/5/42	931	737
4.4% 4/5/52	2,754	2,130
Jackson Financial, Inc.:
3.125% 11/23/31	955	751
5.17% 6/8/27	3,740	3,666
5.67% 6/8/32	4,017	3,826
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)	4,907	4,874
Pine Street Trust I 4.572% 2/15/29 (b)	4,516	4,139
Pine Street Trust II 5.568% 2/15/49 (b)	4,529	3,965
		61,283
Insurance - 0.6%
Five Corners Funding Trust II 2.85% 5/15/30 (b)	13,114	11,227
Liberty Mutual Group, Inc. 3.95% 5/15/60 (b)	10,260	6,905
Lincoln National Corp. 3.4% 1/15/31	9,415	7,947
Pacific LifeCorp 5.125% 1/30/43 (b)	1,657	1,512
Pricoa Global Funding I 5.375% 5/15/45 (c)	1,988	1,944
Prudential Financial, Inc.:
3.935% 12/7/49	2,764	2,127
6% 9/1/52 (c)	14,201	13,564
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)	1,800	1,701
Unum Group:
4% 6/15/29	3,614	3,313
5.75% 8/15/42	1,024	932
		51,172
TOTAL FINANCIALS		1,194,192
HEALTH CARE - 2.3%
Biotechnology - 0.2%
Amgen, Inc.:
5.25% 3/2/30	4,195	4,201
5.25% 3/2/33	4,736	4,711
5.6% 3/2/43	4,499	4,415
5.65% 3/2/53	2,236	2,217
5.75% 3/2/63	4,076	4,025
		19,569
Health Care Providers & Services - 0.8%
Centene Corp.:
2.45% 7/15/28	12,745	10,911
2.625% 8/1/31	5,945	4,729
3.375% 2/15/30	5,110	4,373
4.25% 12/15/27	5,450	5,098
4.625% 12/15/29	8,470	7,788
HCA Holdings, Inc.:
3.5% 9/1/30	3,895	3,402
3.625% 3/15/32	1,074	924
5.625% 9/1/28	4,885	4,874
5.875% 2/1/29	3,803	3,826
Humana, Inc. 3.7% 3/23/29	3,206	2,968
Sabra Health Care LP 3.2% 12/1/31	12,177	9,301
Toledo Hospital 5.325% 11/15/28	1,513	1,210
Universal Health Services, Inc. 2.65% 10/15/30	10,442	8,412
		67,816
Pharmaceuticals - 1.3%
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (b)	49,732	48,165
4.375% 12/15/28 (b)	58,400	55,480
Elanco Animal Health, Inc. 6.65% 8/28/28 (c)	905	893
Utah Acquisition Sub, Inc. 3.95% 6/15/26	1,304	1,233
Viatris, Inc.:
2.7% 6/22/30	6,115	4,966
3.85% 6/22/40	2,664	1,865
4% 6/22/50	4,600	3,047
		115,649
TOTAL HEALTH CARE		203,034
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.3%
BAE Systems PLC 3.4% 4/15/30 (b)	2,547	2,275
The Boeing Co.:
5.04% 5/1/27	1,144	1,131
5.15% 5/1/30	14,840	14,600
5.805% 5/1/50	4,840	4,709
5.93% 5/1/60	4,840	4,672
		27,387
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
3.375% 7/1/25	7,888	7,515
3.75% 6/1/26	15,000	14,259
		21,774
Transportation Infrastructure - 0.3%
Avolon Holdings Funding Ltd.:
3.25% 2/15/27 (b)	7,484	6,731
3.95% 7/1/24 (b)	5,580	5,443
4.375% 5/1/26 (b)	4,949	4,665
5.25% 5/15/24 (b)	3,116	3,076
6.375% 5/4/28 (b)	7,943	7,879
		27,794
TOTAL INDUSTRIALS		76,955
INFORMATION TECHNOLOGY - 0.9%
Electronic Equipment, Instruments & Components - 0.1%
Dell International LLC/EMC Corp.:
6.1% 7/15/27	1,726	1,765
6.2% 7/15/30	2,284	2,350
		4,115
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc.:
1.95% 2/15/28 (b)	2,435	2,112
2.45% 2/15/31 (b)	20,716	16,701
2.6% 2/15/33 (b)	20,716	16,016
3.5% 2/15/41 (b)	16,728	12,255
3.75% 2/15/51 (b)	7,851	5,630
		52,714
Software - 0.2%
Oracle Corp.:
2.8% 4/1/27	6,375	5,856
2.95% 4/1/30	6,400	5,548
3.6% 4/1/50	6,370	4,403
3.85% 4/1/60	6,400	4,350
		20,157
TOTAL INFORMATION TECHNOLOGY		76,986
MATERIALS - 0.1%
Chemicals - 0.1%
Celanese U.S. Holdings LLC:
6.35% 11/15/28	4,423	4,434
6.55% 11/15/30	4,484	4,486
6.7% 11/15/33	2,619	2,630
		11,550
REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.1%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	6,718	5,093
4.9% 12/15/30	4,519	4,374
American Homes 4 Rent LP:
2.375% 7/15/31	977	774
3.375% 7/15/51	1,510	965
3.625% 4/15/32	3,763	3,224
4.3% 4/15/52	2,608	2,015
Boston Properties, Inc.:
3.25% 1/30/31	4,526	3,684
4.5% 12/1/28	2,824	2,606
Corporate Office Properties LP:
2% 1/15/29	747	588
2.25% 3/15/26	2,339	2,112
2.75% 4/15/31	2,202	1,697
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	1,129	962
3.5% 8/1/26	1,176	1,098
Hudson Pacific Properties LP 4.65% 4/1/29	6,288	4,791
Invitation Homes Operating Partnership LP 4.15% 4/15/32	5,643	5,022
Kimco Realty Op LLC 2.25% 12/1/31	9,524	7,374
Kite Realty Group Trust:
4% 3/15/25	8,142	7,822
4.75% 9/15/30	13,258	12,136
LXP Industrial Trust (REIT):
2.7% 9/15/30	2,571	2,037
4.4% 6/15/24	599	587
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	8,532	6,368
3.375% 2/1/31	4,780	3,861
3.625% 10/1/29	5,204	4,410
4.5% 1/15/25	1,271	1,239
4.5% 4/1/27	452	428
4.75% 1/15/28	7,132	6,698
4.95% 4/1/24	557	554
5.25% 1/15/26	2,371	2,331
Piedmont Operating Partnership LP 2.75% 4/1/32	1,917	1,295
Realty Income Corp.:
2.2% 6/15/28	1,146	995
2.85% 12/15/32	1,410	1,143
3.25% 1/15/31	1,277	1,104
3.4% 1/15/28	1,957	1,815
Retail Opportunity Investments Partnership LP:
4% 12/15/24	405	393
5% 12/15/23	312	309
Simon Property Group LP:
2.45% 9/13/29	1,897	1,606
3.375% 12/1/27	3,864	3,575
SITE Centers Corp.:
3.625% 2/1/25	967	920
4.25% 2/1/26	1,683	1,576
Store Capital Corp.:
2.75% 11/18/30	2,849	2,090
4.625% 3/15/29	1,396	1,202
Sun Communities Operating LP:
2.3% 11/1/28	2,169	1,824
2.7% 7/15/31	5,600	4,446
Ventas Realty LP:
2.5% 9/1/31	16,206	12,778
3% 1/15/30	6,770	5,768
4% 3/1/28	1,358	1,262
4.125% 1/15/26	630	606
4.75% 11/15/30	10,898	10,220
VICI Properties LP:
4.375% 5/15/25	963	936
4.75% 2/15/28	7,611	7,238
4.95% 2/15/30	9,911	9,322
5.125% 5/15/32	998	925
Vornado Realty LP:
2.15% 6/1/26	2,457	2,124
3.4% 6/1/31	8,887	6,558
WP Carey, Inc.:
3.85% 7/15/29	1,045	941
4% 2/1/25	1,748	1,702
4.6% 4/1/24	3,364	3,338
		182,861
Real Estate Management & Development - 0.4%
Brandywine Operating Partnership LP:
3.95% 11/15/27	2,767	2,278
4.1% 10/1/24	2,463	2,352
4.55% 10/1/29	1,135	887
7.55% 3/15/28	8,285	7,768
CBRE Group, Inc.:
2.5% 4/1/31	7,642	6,138
4.875% 3/1/26	4,953	4,845
Tanger Properties LP:
2.75% 9/1/31	5,725	4,259
3.125% 9/1/26	1,660	1,506
3.875% 7/15/27	6,943	6,198
		36,231
TOTAL REAL ESTATE		219,092
UTILITIES - 0.9%
Electric Utilities - 0.1%
Cleco Corporate Holdings LLC 3.375% 9/15/29	2,932	2,484
DPL, Inc. 4.35% 4/15/29	2,835	2,442
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)	1,869	1,490
2.775% 1/7/32 (b)	5,941	4,584
		11,000
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (b)	661	681
Independent Power and Renewable Electricity Producers - 0.3%
The AES Corp.:
2.45% 1/15/31	5,591	4,439
3.3% 7/15/25 (b)	10,148	9,649
3.95% 7/15/30 (b)	8,852	7,868
		21,956
Multi-Utilities - 0.5%
NiSource, Inc.:
2.95% 9/1/29	19,262	16,950
3.49% 5/15/27	10,080	9,455
5.95% 6/15/41	1,097	1,104
Puget Energy, Inc.:
4.1% 6/15/30	3,951	3,534
4.224% 3/15/32	7,271	6,407
Sempra 6% 10/15/39	1,733	1,733
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.7387% 5/15/67 (c)(d)	1,164	1,018
		40,201
TOTAL UTILITIES		73,838
TOTAL NONCONVERTIBLE BONDS (Cost $2,884,732)		2,543,131

U.S. Treasury Obligations - 46.1%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Treasury Bonds:
2.25% 2/15/52	58,500	39,465
2.375% 5/15/51	505,229	351,154
2.875% 5/15/52	224,700	174,432
3.625% 2/15/53	160,114	144,253
3.625% 5/15/53	1,140	1,028
U.S. Treasury Notes:
1.25% 4/30/28	265,500	231,545
2.75% 8/15/32	135,200	121,358
2.875% 5/15/32	450,671	409,550
3.125% 11/15/28	38,238	36,205
3.375% 5/15/33	361,500	340,544
3.5% 1/31/30	98,900	94,871
3.5% 4/30/30	154,100	147,743
3.5% 2/15/33	424,500	404,270
3.625% 3/31/30	162,200	156,675
3.75% 6/30/30	168,000	163,459
3.875% 12/31/29	78,700	77,117
4% 6/30/28	109,000	107,697
4% 10/31/29	188,000	185,481
4% 2/28/30	237,100	234,081
4.125% 7/31/28 (e)	339,400	337,411
4.125% 11/15/32	245,100	244,985
TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,366,325)		4,003,324

U.S. Government Agency - Mortgage Securities - 9.0%
	Principal Amount (a) (000s)	Value ($) (000s)
Fannie Mae - 2.3%
12 month U.S. LIBOR + 1.360% 3.932% 10/1/35 (c)(d)	20	20
12 month U.S. LIBOR + 1.440% 3.945% 4/1/37 (c)(d)	5	5
12 month U.S. LIBOR + 1.460% 3.846% 1/1/35 (c)(d)	34	35
12 month U.S. LIBOR + 1.480% 5.73% 7/1/34 (c)(d)	1	1
12 month U.S. LIBOR + 1.550% 3.985% 2/1/44 (c)(d)	4	4
12 month U.S. LIBOR + 1.550% 5.215% 5/1/44 (c)(d)	5	5
12 month U.S. LIBOR + 1.550% 5.803% 6/1/36 (c)(d)	12	12
12 month U.S. LIBOR + 1.560% 3.935% 2/1/44 (c)(d)	9	9
12 month U.S. LIBOR + 1.560% 4.065% 3/1/37 (c)(d)	38	38
12 month U.S. LIBOR + 1.570% 4.164% 4/1/44 (c)(d)	14	14
12 month U.S. LIBOR + 1.580% 3.83% 1/1/44 (c)(d)	8	8
12 month U.S. LIBOR + 1.580% 4.08% 4/1/44 (c)(d)	5	5
12 month U.S. LIBOR + 1.620% 4.537% 5/1/35 (c)(d)	10	10
12 month U.S. LIBOR + 1.630% 3.815% 9/1/36 (c)(d)	3	3
12 month U.S. LIBOR + 1.630% 4.911% 11/1/36 (c)(d)	16	16
12 month U.S. LIBOR + 1.640% 3.895% 6/1/47 (c)(d)	53	54
12 month U.S. LIBOR + 1.640% 5.18% 5/1/36 (c)(d)	2	2
12 month U.S. LIBOR + 1.680% 4.653% 7/1/43 (c)(d)	79	80
12 month U.S. LIBOR + 1.700% 5.189% 6/1/42 (c)(d)	64	64
12 month U.S. LIBOR + 1.730% 4.021% 3/1/40 (c)(d)	37	37
12 month U.S. LIBOR + 1.750% 4.454% 7/1/35 (c)(d)	26	26
12 month U.S. LIBOR + 1.750% 4.579% 8/1/41 (c)(d)	15	15
12 month U.S. LIBOR + 1.770% 3.995% 2/1/37 (c)(d)	85	85
12 month U.S. LIBOR + 1.800% 4.055% 1/1/42 (c)(d)	185	188
12 month U.S. LIBOR + 1.800% 4.505% 12/1/40 (c)(d)	290	295
12 month U.S. LIBOR + 1.800% 6.05% 7/1/41 (c)(d)	25	25
12 month U.S. LIBOR + 1.810% 4.06% 12/1/39 (c)(d)	3	3
12 month U.S. LIBOR + 1.810% 4.068% 9/1/41 (c)(d)	21	21
12 month U.S. LIBOR + 1.810% 4.304% 2/1/42 (c)(d)	110	111
12 month U.S. LIBOR + 1.810% 6.05% 7/1/41 (c)(d)	41	41
12 month U.S. LIBOR + 1.820% 4.295% 2/1/35 (c)(d)	13	13
12 month U.S. LIBOR + 1.830% 4.08% 10/1/41 (c)(d)	17	17
12 month U.S. LIBOR + 1.850% 4.429% 4/1/36 (c)(d)	66	67
12 month U.S. LIBOR + 1.890% 5.057% 8/1/35 (c)(d)	58	58
12 month U.S. LIBOR + 1.950% 5.771% 7/1/37 (c)(d)	15	15
6 month U.S. LIBOR + 1.470% 4.059% 10/1/33 (c)(d)	1	1
6 month U.S. LIBOR + 1.530% 4.372% 3/1/35 (c)(d)	6	6
6 month U.S. LIBOR + 1.530% 4.461% 12/1/34 (c)(d)	3	3
REFINITIV USD IBOR CONSUMER CA + 1.500% 4.724% 1/1/35 (c)(d)	10	10
REFINITIV USD IBOR CONSUMER CA + 1.510% 7.023% 2/1/33 (c)(d)	1	1
REFINITIV USD IBOR CONSUMER CA + 1.550% 6.074% 9/1/33 (c)(d)	88	89
REFINITIV USD IBOR CONSUMER CA + 1.550% 6.154% 10/1/33 (c)(d)	2	2
REFINITIV USD IBOR CONSUMER CA + 1.560% 7.103% 7/1/35 (c)(d)	2	2
REFINITIV USD IBOR CONSUMER CA + 1.620% 4.293% 3/1/33 (c)(d)	33	33
REFINITIV USD IBOR CONSUMER CA + 1.740% 4.865% 12/1/34 (c)(d)	1	1
REFINITIV USD IBOR CONSUMER CA + 1.740% 5.467% 5/1/36 (c)(d)	18	19
REFINITIV USD IBOR CONSUMER CA + 1.960% 4.424% 9/1/35 (c)(d)	1	1
U.S. TREASURY 1 YEAR INDEX + 2.180% 4.546% 7/1/36 (c)(d)	8	8
U.S. TREASURY 1 YEAR INDEX + 2.200% 4.583% 3/1/35 (c)(d)	4	4
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.395% 6/1/36 (c)(d)	7	7
U.S. TREASURY 1 YEAR INDEX + 2.280% 4.404% 10/1/33 (c)(d)	7	7
U.S. TREASURY 1 YEAR INDEX + 2.460% 5.33% 7/1/34 (c)(d)	9	9
1.5% 5/1/36 to 11/1/41 (f)	11,345	9,107
2% 2/1/28 to 12/1/51	34,139	28,308
2.5% 1/1/29 to 12/1/51 (g)(h)	56,186	48,821
3% 12/1/28 to 2/1/52	30,917	27,559
3.25% 12/1/41	12	11
3.4% 7/1/42 to 9/1/42	120	109
3.5% 9/1/33 to 3/1/52	24,401	22,451
3.65% 5/1/42 to 8/1/42	51	47
3.9% 4/1/42	14	13
4% 3/1/36 to 4/1/49	20,423	19,243
4.025% 5/1/42	18	17
4.25% 11/1/41	22	21
4.5% to 4.5% 6/1/24 to 8/1/52 (g)	18,186	17,576
5% 10/1/29 to 12/1/52	11,752	11,495
5.279% 8/1/41 (c)	191	189
5.5% 12/1/23 to 7/1/53	9,615	9,545
6% to 6% 9/1/29 to 6/1/53	6,879	6,982
6.5% 12/1/23 to 4/1/37	1,492	1,534
6.688% 2/1/39 (c)	98	100
7% to 7% 11/1/23 to 7/1/37	86	89
7.5% to 7.5% 7/1/25 to 11/1/31	52	53
8% 3/1/37	4	5
TOTAL FANNIE MAE		204,880
Freddie Mac - 1.2%
12 month U.S. LIBOR + 1.320% 3.575% 1/1/36 (c)(d)	21	21
12 month U.S. LIBOR + 1.370% 3.634% 3/1/36 (c)(d)	19	19
12 month U.S. LIBOR + 1.500% 3.824% 3/1/36 (c)(d)	11	11
12 month U.S. LIBOR + 1.660% 4.04% 7/1/36 (c)(d)	70	70
12 month U.S. LIBOR + 1.750% 4% 12/1/40 (c)(d)	104	105
12 month U.S. LIBOR + 1.750% 4% 9/1/41 (c)(d)	370	376
12 month U.S. LIBOR + 1.750% 6% 7/1/41 (c)(d)	24	25
12 month U.S. LIBOR + 1.860% 5.239% 4/1/36 (c)(d)	7	8
12 month U.S. LIBOR + 1.880% 4.13% 9/1/41 (c)(d)	31	32
12 month U.S. LIBOR + 1.880% 4.13% 10/1/41 (c)(d)	195	198
12 month U.S. LIBOR + 1.880% 5.255% 4/1/41 (c)(d)	8	8
12 month U.S. LIBOR + 1.900% 4.936% 10/1/42 (c)(d)	137	138
12 month U.S. LIBOR + 1.910% 5.212% 5/1/41 (c)(d)	58	58
12 month U.S. LIBOR + 1.910% 5.568% 5/1/41 (c)(d)	66	67
12 month U.S. LIBOR + 1.910% 5.698% 6/1/41 (c)(d)	62	63
12 month U.S. LIBOR + 1.910% 6.16% 6/1/41 (c)(d)	20	21
12 month U.S. LIBOR + 2.020% 4.936% 4/1/38 (c)(d)	6	6
12 month U.S. LIBOR + 2.030% 4.158% 3/1/33 (c)(d)	0	0
12 month U.S. LIBOR + 2.040% 6.256% 7/1/36 (c)(d)	53	54
12 month U.S. LIBOR + 2.200% 4.45% 12/1/36 (c)(d)	13	13
REFINITIV USD IBOR CONSUMER CA + 1.120% 4.029% 8/1/37 (c)(d)	9	9
REFINITIV USD IBOR CONSUMER CA + 1.660% 4.165% 1/1/37 (c)(d)	17	17
REFINITIV USD IBOR CONSUMER CA + 1.660% 7.04% 7/1/35 (c)(d)	12	12
REFINITIV USD IBOR CONSUMER CA + 1.880% 4.488% 10/1/36 (c)(d)	124	124
REFINITIV USD IBOR CONSUMER CA + 1.990% 5.001% 10/1/35 (c)(d)	63	63
REFINITIV USD IBOR CONSUMER CA + 2.010% 6.76% 5/1/37 (c)(d)	12	12
REFINITIV USD IBOR CONSUMER CA + 2.020% 7.385% 6/1/37 (c)(d)	26	26
REFINITIV USD IBOR CONSUMER CA + 2.680% 7.524% 10/1/35 (c)(d)	11	11
U.S. TREASURY 1 YEAR INDEX + 2.030% 4.857% 6/1/33 (c)(d)	88	88
U.S. TREASURY 1 YEAR INDEX + 2.230% 5.065% 4/1/34 (c)(d)	28	28
U.S. TREASURY 1 YEAR INDEX + 2.260% 5.196% 6/1/33 (c)(d)	24	24
U.S. TREASURY 1 YEAR INDEX + 2.430% 5.024% 3/1/35 (c)(d)	45	46
U.S. TREASURY 1 YEAR INDEX + 2.540% 6.046% 7/1/35 (c)(d)	81	82
1.5% 1/1/36 to 12/1/50	3,213	2,676
2% 6/1/35 to 7/1/51	16,255	13,808
2.5% 5/1/30 to 5/1/51	15,598	13,616
3% 6/1/31 to 1/1/52	9,482	8,405
3.5% 3/1/32 to 2/1/52	26,163	24,086
4% 1/1/36 to 2/1/50	15,306	14,465
4% 4/1/48	8	7
4.5% 6/1/25 to 10/1/48	7,008	6,801
5% 8/1/33 to 1/1/53	10,878	10,664
5.5% 10/1/52 to 8/1/53 (f)	7,554	7,505
6% 1/1/24 to 7/1/53	2,954	2,995
6.5% 5/1/26 to 9/1/39	285	295
7% 3/1/26 to 9/1/36	80	82
7.5% 6/1/26 to 11/1/31	1	1
8% 7/1/24 to 4/1/32	3	3
8.5% 1/1/25 to 9/1/29	2	2
TOTAL FREDDIE MAC		107,246
Ginnie Mae - 1.8%
3.5% 9/20/40 to 12/20/49	8,749	8,089
4% 7/15/39 to 5/20/49	7,818	7,433
4.5% 6/20/33 to 8/15/41	5,437	5,299
5% 12/15/32 to 4/20/48	3,275	3,259
5.5% 6/15/33 to 9/15/39	207	209
6% to 6% 10/15/30 to 5/15/40	1,552	1,585
7% to 7% 3/15/24 to 11/15/32	176	181
7.5% to 7.5% 11/15/23 to 9/15/31	44	45
8% 12/15/23 to 11/15/29	7	7
8.5% 11/15/27 to 1/15/31	2	2
2% 12/20/50 to 4/20/51	5,220	4,321
2% 9/1/53 (i)	10,500	8,663
2% 9/1/53 (i)	13,850	11,426
2% 9/1/53 (i)	2,400	1,980
2% 9/1/53 (i)	3,300	2,723
2% 9/1/53 (i)	5,250	4,331
2% 9/1/53 (i)	4,800	3,960
2% 10/1/53 (i)	1,400	1,156
2% 10/1/53 (i)	17,250	14,246
2.5% 7/20/51 to 12/20/51	4,413	3,760
2.5% 9/1/53 (i)	7,200	6,128
2.5% 9/1/53 (i)	7,200	6,128
2.5% 9/1/53 (i)	7,450	6,341
2.5% 9/1/53 (i)	5,750	4,894
2.5% 9/1/53 (i)	3,950	3,362
2.5% 10/1/53 (i)	3,450	2,939
3% 5/15/42 to 2/20/50 (f)	3,498	3,125
3% 9/1/53 (i)	8,400	7,386
3% 9/1/53 (i)	5,600	4,924
3% 9/1/53 (i)	5,750	5,056
3% 9/1/53 (i)	2,150	1,890
3% 9/1/53 (i)	275	242
3% 10/1/53 (i)	8,150	7,171
3.5% 9/1/53 (i)	7,500	6,810
3.5% 10/1/53 (i)	1,000	908
5.47% 8/20/59 (c)(j)	1	1
5.5% 9/1/53 (i)	1,450	1,436
5.5% 9/1/53 (i)	1,450	1,436
6.5% 3/20/31 to 6/15/37	57	59
TOTAL GINNIE MAE		152,911
Uniform Mortgage Backed Securities - 3.7%
1.5% 9/1/53 (i)	16,375	12,345
1.5% 9/1/53 (i)	13,625	10,271
2% 9/1/38 (i)	7,650	6,709
2% 9/1/53 (i)	19,750	15,722
2% 9/1/53 (i)	13,250	10,548
2% 9/1/53 (i)	33,000	26,270
2% 9/1/53 (i)	3,200	2,547
2% 9/1/53 (i)	17,825	14,190
2% 9/1/53 (i)	12,550	9,991
2% 9/1/53 (i)	8,025	6,388
2% 9/1/53 (i)	6,100	4,856
2% 9/1/53 (i)	3,225	2,567
2% 9/1/53 (i)	2,300	1,831
2% 9/1/53 (i)	17,600	14,011
2% 9/1/53 (i)	1,200	955
2% 10/1/53 (i)	29,700	23,677
2% 10/1/53 (i)	11,850	9,447
2% 10/1/53 (i)	11,850	9,447
2% 10/1/53 (i)	17,750	14,150
2.5% 9/1/38 (i)	900	810
2.5% 9/1/53 (i)	23,850	19,767
2.5% 9/1/53 (i)	16,650	13,799
2.5% 9/1/53 (i)	11,300	9,365
2.5% 9/1/53 (i)	10,350	8,578
2.5% 9/1/53 (i)	5,900	4,890
3% 9/1/53 (i)	7,100	6,117
3% 9/1/53 (i)	14,250	12,277
3% 9/1/53 (i)	2,300	1,982
3% 9/1/53 (i)	1,700	1,465
3% 9/1/53 (i)	2,300	1,982
3.5% 9/1/53 (i)	4,250	3,798
3.5% 9/1/53 (i)	2,300	2,055
4.5% 9/1/53 (i)	3,250	3,082
5% 9/1/38 (i)	3,900	3,852
5% 9/1/38 (i)	4,200	4,148
5% 9/1/53 (i)	1,225	1,188
5.5% 9/1/53 (i)	18,750	18,521
5.5% 9/1/53 (i)	350	346
5.5% 9/1/53 (i)	6,000	5,927
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		319,871
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $811,325)		784,908

Asset-Backed Securities - 7.2%
	Principal Amount (a) (000s)	Value ($) (000s)
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	6,473	4,014
Series 2019-1 Class A, 3.844% 5/15/39 (b)	1,298	908
Series 2019-2:
Class A, 3.376% 10/16/39 (b)	3,685	3,092
Class B, 4.458% 10/16/39 (b)	886	338
Series 2021-1A Class A, 2.95% 11/16/41 (b)	6,633	5,844
Series 2021-2A Class A, 2.798% 1/15/47 (b)	12,592	10,879
Aimco Series 2018-BA Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 1/15/32 (b)(c)(d)	2,225	2,218
AIMCO CLO Ltd. Series 2021-11A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.6996% 10/17/34 (b)(c)(d)	5,465	5,428
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.250% 6.5778% 4/20/34 (b)(c)(d)	14,203	14,031
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.8261% 7/20/35 (b)(c)(d)	6,465	6,395
Allegro CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7278% 7/20/34 (b)(c)(d)	6,507	6,433
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)	1,399	1,174
Class B, 4.335% 1/16/40 (b)	268	138
Ares CLO Series 2019-54A Class A, CME Term SOFR 3 Month Index + 1.580% 6.8896% 10/15/32 (b)(c)(d)	4,806	4,799
Ares LIX CLO Ltd. Series 2021-59A Class A, CME Term SOFR 3 Month Index + 1.290% 6.6428% 4/25/34 (b)(c)(d)	4,698	4,637
Ares LV CLO Ltd. Series 2021-55A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.6996% 7/15/34 (b)(c)(d)	8,184	8,129
Ares LVIII CLO LLC Series 2022-58A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.638% 1/15/35 (b)(c)(d)	10,462	10,325
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, CME Term SOFR 3 Month Index + 1.330% 6.6396% 4/15/34 (b)(c)(d)	9,992	9,892
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, CME Term SOFR 3 Month Index + 1.510% 6.8196% 4/17/33 (b)(c)(d)	16,288	16,246
Babson CLO Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7196% 10/15/36 (b)(c)(d)	5,474	5,427
Barings CLO Ltd.:
Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.280% 6.6328% 4/25/34 (b)(c)(d)	10,335	10,202
Series 2021-4A Class A, CME Term SOFR 3 Month Index + 1.480% 6.8078% 1/20/32 (b)(c)(d)	9,800	9,775
BETHP Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.6996% 1/15/35 (b)(c)(d)	8,274	8,191
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (b)	3,254	2,995
Class AA, 2.487% 12/16/41 (b)(c)	212	204
Series 2021-1A Class A, 2.443% 7/15/46 (b)	9,410	8,090
Bristol Park CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.5596% 4/15/29 (b)(c)(d)	5,909	5,888
Castlelake Aircraft Securitization Trust:
Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	3,950	3,513
Class B, 5.095% 4/15/39 (b)	1,844	1,180
Series 2021-1R Class A, 2.741% 8/15/41 (b)	10,359	9,376
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	2,445	2,223
Series 2021-1A:
Class A, 3.474% 1/15/46 (b)	2,016	1,860
Class B, 6.656% 1/15/46 (b)	1,414	1,163
Cedar Funding Ltd. Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6878% 10/20/32 (b)(c)(d)	6,612	6,585
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7428% 10/25/34 (b)(c)(d)	5,100	5,026
Cedar Funding Xvii Clo Ltd. Series 2023-17A Class A, CME Term SOFR 3 Month Index + 1.850% 7.2758% 7/20/36 (b)(c)(d)	6,127	6,126
CEDF Series 2021-6A Class ARR, CME Term SOFR 3 Month Index + 1.310% 6.6378% 4/20/34 (b)(c)(d)	8,665	8,530
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, CME Term SOFR 3 Month Index + 1.430% 6.7578% 10/20/34 (b)(c)(d)	8,292	8,164
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	3,324	3,182
CNH Equipment Trust Series 2023 A Class A2, 5.34% 9/15/26	1,210	1,205
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, CME Term SOFR 3 Month Index + 1.460% 6.7878% 4/20/34 (b)(c)(d)	9,800	9,645
Columbia Cent Clo 32 Ltd. / Coliseum Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.700% 7.0456% 7/24/34 (b)(c)(d)	9,668	9,622
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, CME Term SOFR 3 Month Index + 1.570% 6.8978% 1/20/34 (b)(c)(d)	12,900	12,792
DB Master Finance LLC:
Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	3,283	3,022
Series 2019-1A:
Class A23, 4.352% 5/20/49 (b)	589	550
Class A2II, 4.021% 5/20/49 (b)	793	744
Series 2021-1A Class A23, 2.791% 11/20/51 (b)	1,376	1,089
Dominos Pizza Master Issuer LLC:
Series 2019-1A Class A2, 3.668% 10/25/49 (b)	5,493	4,818
Series 2021-1A Class A2II, 3.151% 4/25/51 (b)	273	224
Dryden CLO, Ltd.:
Series 2021-76A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.7378% 10/20/34 (b)(c)(d)	5,507	5,465
Series 2021-83A Class A, CME Term SOFR 3 Month Index + 1.480% 6.7915% 1/18/32 (b)(c)(d)	7,090	7,072
Dryden Senior Loan Fund:
Series 2018-70A Class A1, CME Term SOFR 3 Month Index + 1.430% 6.7396% 1/16/32 (b)(c)(d)	1,808	1,804
Series 2020-78A Class A, CME Term SOFR 3 Month Index + 1.440% 6.7496% 4/17/33 (b)(c)(d)	4,300	4,283
Series 2021-85A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7196% 10/15/35 (b)(c)(d)	7,281	7,214
Series 2021-90A Class A1A, CME Term SOFR 3 Month Index + 1.390% 6.7714% 2/20/35 (b)(c)(d)	4,292	4,243
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 4/15/31 (b)(c)(d)	3,720	3,698
Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7196% 1/15/35 (b)(c)(d)	9,611	9,532
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, CME Term SOFR 3 Month Index + 1.510% 6.8196% 1/15/34 (b)(c)(d)	2,050	2,035
Flatiron CLO Ltd. Series 2021-1A:
Class A1, 3 month U.S. LIBOR + 1.110% 6.6917% 7/19/34 (b)(c)(d)	5,916	5,879
Class AR, CME Term SOFR 3 Month Index + 1.340% 6.7134% 11/16/34 (b)(c)(d)	8,250	8,183
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, CME Term SOFR 3 Month Index + 1.560% 6.9414% 11/20/33 (b)(c)(d)	9,100	9,089
Ford Credit Floorplan Master Owner Trust:
Series 2019-2 Class A, 3.06% 4/15/26	7,032	6,911
Series 2019-4 Class A, 2.44% 9/15/26	1,010	976
Series 2020-2 Class B, 1.32% 9/15/27	4,000	3,644
Series 2023-1 Class A1, 4.92% 5/15/28 (b)	2,500	2,470
GM Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25	1,700	1,695
GM Financial Consumer Automobile Re Series 2023 2 Class A3, 4.47% 2/16/28	2,780	2,733
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	2,000	2,011
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	1,300	1,299
GMF Floorplan Owner Revolving Trust:
Series 2020-2 Class C, 1.31% 10/15/25 (b)	6,000	5,961
Series 2023-1 Class A1, 5.34% 6/15/28 (b)	2,300	2,297
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	1,687	1,444
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	2,256	1,922
Invesco CLO Ltd. Series 2021-3A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7372% 10/22/34 (b)(c)(d)	5,835	5,798
Lucali CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.470% 6.7796% 1/15/33 (b)(c)(d)	4,700	4,694
Madison Park Funding Series 2020-19A Class A1R2, CME Term SOFR 3 Month Index + 1.180% 6.5272% 1/22/28 (b)(c)(d)	3,990	3,974
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7217% 4/19/34 (b)(c)(d)	10,220	10,155
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, CME Term SOFR 3 Month Index + 1.360% 6.7072% 1/22/35 (b)(c)(d)	9,350	9,225
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.6896% 7/15/34 (b)(c)(d)	5,879	5,831
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, CME Term SOFR 3 Month Index + 1.460% 6.8072% 1/22/31 (b)(c)(d)	2,629	2,600
Magnetite CLO LTD Series 2023-36A Class A, CME Term SOFR 3 Month Index + 1.800% 6.9585% 4/22/36 (b)(c)(d)	4,122	4,131
Magnetite CLO Ltd. Series 2021-27A Class AR, CME Term SOFR 3 Month Index + 1.400% 6.7278% 10/20/34 (b)(c)(d)	1,967	1,952
Magnetite XXI Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.6078% 4/20/34 (b)(c)(d)	8,363	8,268
Magnetite XXIII, Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.7428% 1/25/35 (b)(c)(d)	6,892	6,860
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, CME Term SOFR 3 Month Index + 1.250% 6.5596% 1/15/34 (b)(c)(d)	8,900	8,833
MAPS Trust Series 2021-1A Class A, 2.521% 6/15/46 (b)	21,589	18,621
Milos CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6578% 10/20/30 (b)(c)(d)	6,084	6,076
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 6.7178% 10/20/34 (b)(c)(d)	3,230	3,205
Planet Fitness Master Issuer LLC:
Series 2018-1A Class A2II, 4.666% 9/5/48 (b)	3,075	2,952
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	5,972	5,055
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	6,398	5,742
Class A2II, 4.008% 12/5/51 (b)	5,718	4,715
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	7,773	6,590
Rockland Park CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.380% 6.7078% 4/20/34 (b)(c)(d)	11,224	11,145
RR 7 Ltd. Series 2022-7A Class A1AB, CME Term SOFR 3 Month Index + 1.340% 6.648% 1/15/37 (b)(c)(d)	10,760	10,619
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)	12,360	10,459
Class B, 4.335% 3/15/40 (b)	511	365
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	5,278	5,035
1.884% 7/15/50 (b)	3,008	2,716
2.328% 7/15/52 (b)	2,300	1,977
Stratus CLO, Ltd. Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.750% 7.0761% 7/20/30 (b)(c)(d)	1,366	1,366
SYMP Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.6656% 4/23/35 (b)(c)(d)	5,480	5,411
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6296% 7/15/32 (b)(c)(d)	1,079	1,073
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, CME Term SOFR 3 Month Index + 1.240% 6.5617% 4/19/34 (b)(c)(d)	10,365	10,204
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6678% 4/20/33 (b)(c)(d)	9,694	9,635
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2894% 9/25/34 (c)(d)	4	3
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(c)	9,120	7,752
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	6,059	5,029
Toyota Lease Owner Trust Series 2023 A:
Class A2, 5.3% 8/20/25 (b)	5,059	5,036
Class A3, 4.93% 4/20/26 (b)	4,206	4,162
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, CME Term SOFR 3 Month Index + 0.820% 6.0904% 4/6/42 (b)(c)(d)(k)	491	372
Upstart Securitization Trust 3.12% 3/20/32 (b)	1,099	1,082
Voya CLO Ltd. Series 2019-2A Class A, CME Term SOFR 3 Month Index + 1.530% 6.8578% 7/20/32 (b)(c)(d)	5,397	5,389
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.7417% 7/19/34 (b)(c)(d)	5,438	5,400
Series 2021-3A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7378% 10/20/34 (b)(c)(d)	11,071	10,988
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 6.7196% 7/16/34 (b)(c)(d)	5,466	5,415
World Omni Auto Receivables Trust:
Series 2023 B:
Class A2A, 5.25% 11/16/26	2,424	2,412
Class A3, 4.66% 5/15/28	4,453	4,390
Series 2023-C Class A3, 5.15% 11/15/28	1,300	1,298
TOTAL ASSET-BACKED SECURITIES (Cost $649,165)		622,201

Collateralized Mortgage Obligations - 1.4%
	Principal Amount (a) (000s)	Value ($) (000s)
Private Sponsor - 0.2%
BVEBO sequential payer Series 2022-3 Class A, 3.242% 5/29/52 (b)	1,374	1,336
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	3,640	3,520
Cfmt 2022-Ebo2 sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	1,885	1,853
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	5,250	5,144
CSMC Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (b)(c)(d)(k)	343	0
Class AA1, CME Term SOFR 1 Month Index + 0.390% 4.2795% 5/27/37 (b)(c)(d)	314	288
CSMC Trust sequential payer Series 2020-RPL3 Class A1, 2.691% 3/25/60 (b)(c)	3,000	2,961
RMF Buyout Issuance Trust sequential payer Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	1,374	1,296
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 6.546% 7/20/34 (c)(d)	1	1
TOTAL PRIVATE SPONSOR		16,399
U.S. Government Agency - 1.2%
Fannie Mae:
floater:
Series 1994-42 Class FK, 10-Year Treasury Constant Maturity Rate - 0.500% 3.31% 4/25/24 (c)(d)	6	6
Series 2001-38 Class QF, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.090% 6.3821% 8/25/31 (c)(d)	15	16
Series 2002-18 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.2021% 2/25/32 (c)(d)	2	2
Series 2002-39 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.3445% 3/18/32 (c)(d)	3	3
Series 2002-60 Class FV, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4021% 4/25/32 (c)(d)	7	7
Series 2002-63 Class FN, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4021% 10/25/32 (c)(d)	5	5
Series 2002-7 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.860% 6.1521% 1/25/32 (c)(d)	2	2
Series 2002-74 Class FV, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.560% 5.8521% 11/25/32 (c)(d)	72	72
Series 2002-75 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4021% 11/25/32 (c)(d)	7	7
Series 2003-118 Class S, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6979% 12/25/33 (c)(l)(m)	66	9
Series 2006-104 Class GI, 6.560% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2779% 11/25/36 (c)(l)(m)	48	4
Series 2010-15 Class FJ, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.040% 6.3321% 6/25/36 (c)(d)	1,368	1,368
planned amortization class:
Series 1993-207 Class H, 6.5% 11/25/23	0	0
Series 1996-28 Class PK, 6.5% 7/25/25	0	0
Series 1999-17 Class PG, 6% 4/25/29	18	18
Series 1999-32 Class PL, 6% 7/25/29	21	21
Series 1999-33 Class PK, 6% 7/25/29	16	16
Series 2001-52 Class YZ, 6.5% 10/25/31	3	3
Series 2003-70 Class BJ, 5% 7/25/33	108	105
Series 2005-102 Class CO 11/25/35 (n)	14	12
Series 2005-64 Class PX, 5.5% 6/25/35	73	73
Series 2005-68 Class CZ, 5.5% 8/25/35	1,471	1,471
Series 2005-73 Class SA, 17.500% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 3.5046% 8/25/35 (c)(d)(m)	3	3
Series 2005-81 Class PC, 5.5% 9/25/35	38	38
Series 2006-12 Class BO 10/25/35 (n)	49	42
Series 2006-15 Class OP 3/25/36 (n)	66	55
Series 2006-37 Class OW 5/25/36 (n)	8	7
Series 2006-45 Class OP 6/25/36 (n)	20	16
Series 2006-62 Class KP 4/25/36 (n)	31	25
Series 2010-118 Class PB, 4.5% 10/25/40	1,109	1,076
Series 2012-149:
Class DA, 1.75% 1/25/43	375	336
Class GA, 1.75% 6/25/42	410	368
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	3	3
Series 1999-25 Class Z, 6% 6/25/29	17	17
Series 2001-20 Class Z, 6% 5/25/31	20	21
Series 2001-31 Class ZC, 6.5% 7/25/31	10	10
Series 2002-16 Class ZD, 6.5% 4/25/32	8	8
Series 2002-74 Class SV, 7.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.1479% 11/25/32 (c)(l)(m)	15	0
Series 2003-117 Class MD, 5% 12/25/23	1	1
Series 2004-52 Class KZ, 5.5% 7/25/34	521	518
Series 2004-91 Class Z, 5% 12/25/34	1,164	1,140
Series 2005-117 Class JN, 4.5% 1/25/36	128	126
Series 2005-14 Class ZB, 5% 3/25/35	359	352
Series 2006-72 Class CY, 6% 8/25/26	109	109
Series 2009-59 Class HB, 5% 8/25/39	645	636
Series 2012-67 Class AI, 4.5% 7/25/27 (l)	17	0
Series 2020-101 Class BA, 1.5% 9/25/45	757	632
Series 2020-80 Class BA, 1.5% 3/25/45	1,056	886
Series 2022-1 Class KA, 3% 5/25/48	517	460
Series 2022-3 Class N, 2% 10/25/47	4,186	3,500
Series 2022-30 Class E, 4.5% 7/25/48	1,490	1,432
Series 2022-49 Class TC, 4% 12/25/48	481	459
Series 2022-7 Class A, 3% 5/25/48	736	655
Series 06-116 Class SG, 6.520% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2379% 12/25/36 (c)(l)(m)	31	3
Series 07-40 Class SE, 6.320% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.0379% 5/25/37 (c)(l)(m)	17	2
Series 1993-165 Class SH, 19.800% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 4.5198% 9/25/23 (c)(d)(m)	0	0
Series 2003-21 Class SK, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6979% 3/25/33 (c)(l)(m)	4	0
Series 2005-72 Class ZC, 5.5% 8/25/35	262	261
Series 2005-79 Class ZC, 5.9% 9/25/35	151	152
Series 2007-57 Class SA, 40.600% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 8.2076% 6/25/37 (c)(d)(m)	16	19
Series 2007-66:
Class SA, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 7.1876% 7/25/37 (c)(d)(m)	21	25
Class SB, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 7.1876% 7/25/37 (c)(d)(m)	7	8
Series 2008-12 Class SG, 6.230% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.9479% 3/25/38 (c)(l)(m)	109	9
Series 2010-135:
Class LS, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.6479% 12/25/40 (c)(l)(m)	111	6
Class ZA, 4.5% 12/25/40	56	55
Series 2010-139 Class NI, 4.5% 2/25/40 (l)	145	2
Series 2010-150 Class ZC, 4.75% 1/25/41	542	530
Series 2010-39 Class FG, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.030% 6.3221% 3/25/36 (c)(d)	952	951
Series 2010-95 Class ZC, 5% 9/25/40	1,185	1,172
Series 2011-39 Class ZA, 6% 11/25/32	76	78
Series 2011-4 Class PZ, 5% 2/25/41	171	162
Series 2011-67 Class AI, 4% 7/25/26 (l)	51	1
Series 2012-100 Class WI, 3% 9/25/27 (l)	205	8
Series 2012-14 Class JS, 6.530% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2479% 12/25/30 (c)(l)(m)	9	0
Series 2012-9 Class SH, 6.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1479% 6/25/41 (c)(l)(m)	20	0
Series 2013-133 Class IB, 3% 4/25/32 (l)	67	2
Series 2013-134 Class SA, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.6479% 1/25/44 (c)(l)(m)	74	7
Series 2013-51 Class GI, 3% 10/25/32 (l)	93	5
Series 2013-N1 Class A, 6.600% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.3179% 6/25/35 (c)(l)(m)	90	6
Series 2015-42 Class IL, 6% 6/25/45 (l)	459	77
Series 2015-70 Class JC, 3% 10/25/45	518	483
Series 2017-30 Class AI, 5.5% 5/25/47 (l)	256	44
Series 2017-74 Class SH, 6.080% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.7979% 10/25/47 (c)(l)(m)	2,139	223
Series 2018-45 Class GI, 4% 6/25/48 (l)	2,946	589
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (l)	16	3
Series 343 Class 16, 5.5% 5/25/34 (l)	15	2
Series 348 Class 14, 6.5% 8/25/34 (c)(l)	10	2
Series 351:
Class 12, 5.5% 4/25/34 (c)(l)	8	1
Class 13, 6% 3/25/34 (l)	10	2
Series 359 Class 19, 6% 7/25/35 (c)(l)	7	1
Series 384 Class 6, 5% 7/25/37 (l)	65	11
Freddie Mac:
floater:
Series 2412 Class FK, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.103% 1/15/32 (c)(d)	1	1
Series 2423 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 3/15/32 (c)(d)	2	2
Series 2424 Class FM, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.303% 3/15/32 (c)(d)	2	2
Series 2432:
Class FE, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 6/15/31 (c)(d)	3	3
Class FG, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 3/15/32 (c)(d)	1	1
Series 2526 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.510% 5.703% 11/15/32 (c)(d)	23	23
Series 2711 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 2/15/33 (c)(d)	358	357
floater planned amortization class Series 2770 Class FH, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.510% 5.703% 3/15/34 (c)(d)	523	514
floater target amortization class Series 3366 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.360% 5.553% 5/15/37 (c)(d)	83	80
planned amortization class:
Series 2095 Class PE, 6% 11/15/28	22	22
Series 2101 Class PD, 6% 11/15/28	11	11
Series 2121 Class MG, 6% 2/15/29	9	9
Series 2131 Class BG, 6% 3/15/29	65	65
Series 2137 Class PG, 6% 3/15/29	10	10
Series 2154 Class PT, 6% 5/15/29	17	17
Series 2162 Class PH, 6% 6/15/29	3	3
Series 2520 Class BE, 6% 11/15/32	33	33
Series 2693 Class MD, 5.5% 10/15/33	71	71
Series 2802 Class OB, 6% 5/15/34	63	64
Series 2996 Class MK, 5.5% 6/15/35	19	20
Series 3002 Class NE, 5% 7/15/35	75	75
Series 3110 Class OP 9/15/35 (n)	17	15
Series 3119 Class PO 2/15/36 (n)	76	60
Series 3121 Class KO 3/15/36 (n)	15	13
Series 3123 Class LO 3/15/36 (n)	43	34
Series 3145 Class GO 4/15/36 (n)	51	41
Series 3189 Class PD, 6% 7/15/36	67	68
Series 3225 Class EO 10/15/36 (n)	26	20
Series 3258 Class PM, 5.5% 12/15/36	27	27
Series 3415 Class PC, 5% 12/15/37	242	238
Series 3806 Class UP, 4.5% 2/15/41	151	147
Series 3832 Class PE, 5% 3/15/41	297	296
Series 3857 Class ZP, 5% 5/15/41	2,201	2,184
Series 4135 Class AB, 1.75% 6/15/42	306	274
sequential payer:
Series 1929 Class EZ, 7.5% 2/17/27	14	14
Series 2004-2862 Class NE, 5% 9/15/24	1	1
Series 2022-5189:
Class DA, 2.5% 5/25/49	398	341
Class TP, 2.5% 5/25/49	289	250
Series 2022-5190:
Class BA, 2.5% 11/25/47	377	325
Class CA, 2.5% 5/25/49	242	207
Series 2022-5197:
Class A, 2.5% 6/25/49	242	209
Class DA, 2.5% 11/25/47	286	247
Series 2022-5198 Class BA, 2.5% 11/25/47	1,433	1,253
Series 2022-5202 Class LB, 2.5% 10/25/47	305	263
Series 2135 Class JE, 6% 3/15/29	3	3
Series 2145 Class MZ, 6.5% 4/15/29	63	64
Series 2274 Class ZM, 6.5% 1/15/31	7	7
Series 2281 Class ZB, 6% 3/15/30	12	12
Series 2303 Class ZV, 6% 4/15/31	40	40
Series 2357 Class ZB, 6.5% 9/15/31	108	109
Series 2502 Class ZC, 6% 9/15/32	13	13
Series 2519 Class ZD, 5.5% 11/15/32	19	20
Series 2877 Class ZD, 5% 10/15/34	1,434	1,407
Series 2998 Class LY, 5.5% 7/15/25	14	14
Series 3007 Class EW, 5.5% 7/15/25	33	33
Series 3871 Class KB, 5.5% 6/15/41	390	398
Series 06-3115 Class SM, 6.480% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.297% 2/15/36 (c)(l)(m)	23	2
Series 2013-4281 Class AI, 4% 12/15/28 (l)	34	0
Series 2017-4683 Class LM, 3% 5/15/47	651	606
Series 2018-4763 Class SC, 6.080% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.897% 8/15/47 (c)(l)(m)	1,083	112
Series 2021-5083 Class VA, 1% 8/15/38	1,839	1,699
Series 2933 Class ZM, 5.75% 2/15/35	339	344
Series 2935 Class ZK, 5.5% 2/15/35	265	269
Series 2947 Class XZ, 6% 3/15/35	138	140
Series 2996 Class ZD, 5.5% 6/15/35	230	232
Series 3237 Class C, 5.5% 11/15/36	310	309
Series 3244 Class SG, 6.540% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.357% 11/15/36 (c)(l)(m)	96	8
Series 3287 Class SD, 6.630% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.447% 3/15/37 (c)(l)(m)	143	13
Series 3297 Class BI, 6.640% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.457% 4/15/37 (c)(l)(m)	202	22
Series 3336 Class LI, 6.460% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.277% 6/15/37 (c)(l)(m)	61	6
Series 3843 Class PZ, 5% 4/15/41	1,849	1,838
Series 3949 Class MK, 4.5% 10/15/34	53	52
Series 4055 Class BI, 3.5% 5/15/31 (l)	61	1
Series 4149 Class IO, 3% 1/15/33 (l)	64	5
Series 4314 Class AI, 5% 3/15/34 (l)	16	0
Series 4427 Class LI, 3.5% 2/15/34 (l)	233	13
Series 4471 Class PA 4% 12/15/40	221	213
target amortization class Series 2156 Class TC, 6.25% 5/15/29	6	6
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 2/15/24 (c)(d)	0	0
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	7	7
Series 2056 Class Z, 6% 5/15/28	17	17
Freddie Mac Multi-family Structured pass-thru certificates:
sequential payer Series 4341 Class ML, 3.5% 11/15/31	1,342	1,284
Series 4386 Class AZ, 4.5% 11/15/40	692	665
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.570% - CME Term SOFR 1 Month Index 1.2629% 6/16/37 (c)(l)(m)	41	4
Series 2007-59 Class FC, CME Term SOFR 1 Month Index + 0.610% 5.9285% 7/20/37 (c)(d)	302	297
Series 2008-2 Class FD, CME Term SOFR 1 Month Index + 0.590% 5.9085% 1/20/38 (c)(d)	78	77
Series 2008-73 Class FA, CME Term SOFR 1 Month Index + 0.970% 6.2885% 8/20/38 (c)(d)	430	430
Series 2008-83 Class FB, CME Term SOFR 1 Month Index + 1.010% 6.3285% 9/20/38 (c)(d)	316	315
Series 2009-108 Class CF, CME Term SOFR 1 Month Index + 0.710% 6.0271% 11/16/39 (c)(d)	390	385
Series 2009-116 Class KF, CME Term SOFR 1 Month Index + 0.640% 5.9571% 12/16/39 (c)(d)	241	237
Series 2010-H03 Class FA, CME Term SOFR 1 Month Index + 0.660% 5.98% 3/20/60 (c)(d)(j)	371	370
Series 2010-H17 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.76% 7/20/60 (c)(d)(j)	3,285	3,260
Series 2010-H18 Class AF, CME Term SOFR 1 Month Index + 0.410% 5.5553% 9/20/60 (c)(d)(j)	3,420	3,393
Series 2010-H19 Class FG, CME Term SOFR 1 Month Index + 0.410% 5.5553% 8/20/60 (c)(d)(j)	2,641	2,619
Series 2010-H27 Class FA, CME Term SOFR 1 Month Index + 0.380% 5.6353% 12/20/60 (c)(d)(j)	1,513	1,503
Series 2011-H05 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.7553% 12/20/60 (c)(d)(j)	1,309	1,302
Series 2011-H07 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.7177% 2/20/61 (c)(d)(j)	1,230	1,224
Series 2011-H12 Class FA, CME Term SOFR 1 Month Index + 0.600% 5.7077% 2/20/61 (c)(d)(j)	1,763	1,754
Series 2011-H13 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.7553% 4/20/61 (c)(d)(j)	1,227	1,221
Series 2011-H14:
Class FB, CME Term SOFR 1 Month Index + 0.610% 5.7553% 5/20/61 (c)(d)(j)	1,899	1,891
Class FC, CME Term SOFR 1 Month Index + 0.610% 5.7553% 5/20/61 (c)(d)(j)	1,420	1,414
Series 2011-H17 Class FA, CME Term SOFR 1 Month Index + 0.640% 5.7853% 6/20/61 (c)(d)(j)	1,557	1,550
Series 2011-H20 Class FA, CME Term SOFR 1 Month Index + 0.660% 5.8053% 9/20/61 (c)(d)(j)	547	545
Series 2011-H21 Class FA, CME Term SOFR 1 Month Index + 0.710% 5.8553% 10/20/61 (c)(d)(j)	1,698	1,692
Series 2012-98 Class FA, CME Term SOFR 1 Month Index + 0.510% 5.8285% 8/20/42 (c)(d)	330	320
Series 2012-H01 Class FA, CME Term SOFR 1 Month Index + 0.810% 5.9553% 11/20/61 (c)(d)(j)	1,685	1,680
Series 2012-H03 Class FA, CME Term SOFR 1 Month Index + 0.810% 5.9553% 1/20/62 (c)(d)(j)	876	874
Series 2012-H06 Class FA, CME Term SOFR 1 Month Index + 0.740% 5.8853% 1/20/62 (c)(d)(j)	1,598	1,592
Series 2012-H07 Class FA, CME Term SOFR 1 Month Index + 0.740% 5.8853% 3/20/62 (c)(d)(j)	754	750
Series 2012-H21 Class DF, CME Term SOFR 1 Month Index + 0.760% 4.8711% 5/20/61 (c)(d)(j)	15	15
Series 2012-H23 Class WA, CME Term SOFR 1 Month Index + 0.630% 5.7753% 10/20/62 (c)(d)(j)	19	19
Series 2013-H07 Class BA, CME Term SOFR 1 Month Index + 0.360% 5.6153% 3/20/63 (c)(d)(j)	26	26
Series 2013-H19:
Class FC, CME Term SOFR 1 Month Index + 0.600% 5.8553% 8/20/63 (c)(d)(j)	76	76
Class FD, CME Term SOFR 1 Month Index + 0.600% 5.8553% 8/20/63 (c)(d)(j)	75	75
Series 2014-H03 Class FA, CME Term SOFR 1 Month Index + 0.710% 5.8177% 1/20/64 (c)(d)(j)	108	108
Series 2014-H05 Class FB, CME Term SOFR 1 Month Index + 0.710% 5.8177% 12/20/63 (c)(d)(j)	462	461
Series 2014-H11 Class BA, CME Term SOFR 1 Month Index + 0.610% 5.7177% 6/20/64 (c)(d)(j)	414	412
Series 2015-H07 Class FA, CME Term SOFR 1 Month Index + 0.410% 4.7364% 3/20/65 (c)(d)(j)	3	3
Series 2015-H13 Class FL, CME Term SOFR 1 Month Index + 0.390% 4.9096% 5/20/63 (c)(d)(j)	25	24
Series 2015-H19 Class FA, CME Term SOFR 1 Month Index + 0.310% 4.9314% 4/20/63 (c)(d)(j)	34	34
Series 2016-H20 Class FM, CME Term SOFR 1 Month Index + 0.510% 4.5891% 12/20/62 (c)(d)(j)	13	13
planned amortization class:
Series 2010-158 Class MS, 9.770% - CME Term SOFR 1 Month Index 0% 12/20/40 (c)(m)	424	333
Series 2010-31 Class BP, 5% 3/20/40	1,770	1,739
Series 2011-136 Class WI, 4.5% 5/20/40 (l)	113	7
Series 2011-68 Class EC, 3.5% 4/20/41	173	166
Series 2016-69 Class WA, 3% 2/20/46	344	312
Series 2017-134 Class BA, 2.5% 11/20/46	462	408
Series 2017-153 Class GA, 3% 9/20/47	916	817
Series 2017-182 Class KA, 3% 10/20/47	723	645
Series 2018-13 Class Q, 3% 4/20/47	896	815
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	114	112
Series 2010-160 Class DY, 4% 12/20/40	870	832
Series 2010-170 Class B, 4% 12/20/40	192	184
Series 2011-69 Class GX, 4.5% 5/16/40	1,586	1,565
Series 2014-H04 Class HA, 2.75% 2/20/64 (j)	1,327	1,302
Series 2017-139 Class BA, 3% 9/20/47	1,607	1,435
Series 2018-H12 Class HA, 3.25% 8/20/68 (j)	3,322	3,165
Series 2004-22 Class M1, 5.5% 4/20/34	589	609
Series 2004-32 Class GS, 6.380% - CME Term SOFR 1 Month Index 1.0729% 5/16/34 (c)(l)(m)	24	1
Series 2004-73 Class AL, 7.080% - CME Term SOFR 1 Month Index 1.7729% 8/17/34 (c)(l)(m)	27	3
Series 2007-35 Class SC, 39.510% x CME Term SOFR 1 Month Index 7.6375% 6/16/37 (c)(d)(m)	4	4
Series 2010-116 Class QB, 4% 9/16/40	66	64
Series 2010-14 Class SN, 5.830% - CME Term SOFR 1 Month Index 0.5229% 2/16/40 (c)(l)(m)	152	7
Series 2010-169 Class Z, 4.5% 12/20/40	2,652	2,406
Series 2010-H10 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.76% 5/20/60 (c)(d)(j)	204	203
Series 2010-H16 Class BA, 3.55% 7/20/60 (j)	445	431
Series 2010-H18 Class PL, 5.01% 9/20/60 (c)(j)	56	56
Series 2011-94 Class SA, 5.980% - CME Term SOFR 1 Month Index 0.6715% 7/20/41 (c)(l)(m)	80	7
Series 2012-76 Class GS, 6.580% - CME Term SOFR 1 Month Index 1.2729% 6/16/42 (c)(l)(m)	90	8
Series 2013-149 Class MA, 2.5% 5/20/40	606	576
Series 2013-H01 Class FA, 1.65% 1/20/63 (j)	0	0
Series 2013-H04 Class BA, 1.65% 2/20/63 (j)	2	2
Series 2014-2 Class BA, 3% 1/20/44	1,725	1,548
Series 2014-21 Class HA, 3% 2/20/44	641	578
Series 2014-25 Class HC, 3% 2/20/44	1,091	976
Series 2014-5 Class A, 3% 1/20/44	915	822
Series 2015-H13 Class HA, 2.5% 8/20/64 (j)	9	8
Series 2015-H30 Class HA, 1.75% 9/20/62 (c)(j)	103	98
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 5.85% 5/20/66 (c)(d)(j)	3,402	3,392
Series 2017-186 Class HK, 3% 11/16/45	939	843
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 5.7% 8/20/66 (c)(d)(j)	4,674	4,652
Series 2090-118 Class XZ, 5% 12/20/39	6,559	6,513
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 4.3033% 5/20/65 (c)(j)	60	58
TOTAL U.S. GOVERNMENT AGENCY		108,613
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $129,686)		125,012

Commercial Mortgage Securities - 8.1%
	Principal Amount (a) (000s)	Value ($) (000s)
BAMLL Commercial Mortgage Securities Trust:
floater:
Series 2019-RLJ Class A, CME Term SOFR 1 Month Index + 1.090% 6.408% 4/15/36 (b)(c)(d)	8,900	8,830
Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 6.461% 1/15/39 (b)(c)(d)	5,821	5,663
Class B, CME Term SOFR 1 Month Index + 1.550% 6.861% 1/15/39 (b)(c)(d)	1,099	1,063
Class C, CME Term SOFR 1 Month Index + 2.150% 7.461% 1/15/39 (b)(c)(d)	785	755
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	3,676	3,348
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	825	673
Class CNM, 3.8425% 11/5/32 (b)(c)	341	258
BANK:
sequential payer:
Series 2017-BNK9 Class ASB, 3.47% 11/15/54	869	825
Series 2018-BN10 Class A5, 3.688% 2/15/61	2,479	2,291
Series 2018-BN12 Class ASB, 4.165% 5/15/61	1,905	1,836
Series 2019-BN21 Class A5, 2.851% 10/17/52	5,732	4,936
Series 2019-BN24 Class A3, 2.96% 11/15/62	6,283	5,422
Series 2021-BN33 Class XA, 1.1682% 5/15/64 (c)(l)	16,513	893
Bayview Commercial Asset Trust floater:
Series 2003-2 Class M1, CME Term SOFR 1 Month Index + 1.380% 6.7044% 12/25/33 (b)(c)(d)	3	3
Series 2005-3A:
Class A2, CME Term SOFR 1 Month Index + 0.710% 5.8294% 11/25/35 (b)(c)(d)	16	15
Class M1, CME Term SOFR 1 Month Index + 0.770% 5.8694% 11/25/35 (b)(c)(d)	8	7
Class M2, CME Term SOFR 1 Month Index + 0.840% 5.9194% 11/25/35 (b)(c)(d)	11	10
Class M3, CME Term SOFR 1 Month Index + 0.870% 5.9394% 11/25/35 (b)(c)(d)	10	9
Class M4, CME Term SOFR 1 Month Index + 1.010% 6.0294% 11/25/35 (b)(c)(d)	13	12
Series 2005-4A:
Class A2, CME Term SOFR 1 Month Index + 0.690% 6.0144% 1/25/36 (b)(c)(d)	39	35
Class B1, CME Term SOFR 1 Month Index + 2.210% 7.5294% 1/25/36 (b)(c)(d)	12	40
Class M1, CME Term SOFR 1 Month Index + 0.780% 6.1044% 1/25/36 (b)(c)(d)	12	11
Class M2, CME Term SOFR 1 Month Index + 0.810% 6.1344% 1/25/36 (b)(c)(d)	9	8
Class M3, CME Term SOFR 1 Month Index + 0.860% 6.1794% 1/25/36 (b)(c)(d)	13	11
Class M4, CME Term SOFR 1 Month Index + 1.020% 6.3444% 1/25/36 (b)(c)(d)	13	12
Class M5, CME Term SOFR 1 Month Index + 1.080% 6.4044% 1/25/36 (b)(c)(d)	13	12
Class M6, CME Term SOFR 1 Month Index + 1.160% 6.4794% 1/25/36 (b)(c)(d)	14	13
Series 2006-1:
Class A2, CME Term SOFR 1 Month Index + 0.650% 5.9694% 4/25/36 (b)(c)(d)	12	11
Class M1, CME Term SOFR 1 Month Index + 0.680% 5.9994% 4/25/36 (b)(c)(d)	7	7
Class M2, CME Term SOFR 1 Month Index + 0.710% 6.0294% 4/25/36 (b)(c)(d)	8	7
Class M3, CME Term SOFR 1 Month Index + 0.740% 6.0594% 4/25/36 (b)(c)(d)	12	11
Class M4, CME Term SOFR 1 Month Index + 0.890% 6.2094% 4/25/36 (b)(c)(d)	7	6
Class M5, CME Term SOFR 1 Month Index + 0.950% 6.2694% 4/25/36 (b)(c)(d)	7	6
Class M6, CME Term SOFR 1 Month Index + 1.070% 6.3894% 4/25/36 (b)(c)(d)	7	6
Series 2006-2A:
Class M1, CME Term SOFR 1 Month Index + 0.570% 5.8944% 7/25/36 (b)(c)(d)	11	10
Class M2, CME Term SOFR 1 Month Index + 0.600% 5.9244% 7/25/36 (b)(c)(d)	8	7
Class M3, CME Term SOFR 1 Month Index + 0.630% 5.9544% 7/25/36 (b)(c)(d)	12	11
Class M4, CME Term SOFR 1 Month Index + 0.740% 6.0594% 7/25/36 (b)(c)(d)	7	7
Class M5, CME Term SOFR 1 Month Index + 0.810% 6.1344% 7/25/36 (b)(c)(d)	10	9
Series 2006-3A Class M4, CME Term SOFR 1 Month Index + 0.750% 5.8594% 10/25/36 (b)(c)(d)	10	57
Series 2006-4A:
Class A2, CME Term SOFR 1 Month Index + 0.510% 5.8344% 12/25/36 (b)(c)(d)	87	80
Class M1, CME Term SOFR 1 Month Index + 0.540% 5.8644% 12/25/36 (b)(c)(d)	13	12
Class M2, CME Term SOFR 1 Month Index + 0.570% 5.8944% 12/25/36 (b)(c)(d)	16	15
Class M3, CME Term SOFR 1 Month Index + 0.620% 5.9394% 12/25/36 (b)(c)(d)	9	8
Series 2007-1 Class A2, CME Term SOFR 1 Month Index + 0.510% 5.8344% 3/25/37 (b)(c)(d)	22	20
Series 2007-2A:
Class A1, CME Term SOFR 1 Month Index + 0.380% 5.6994% 7/25/37 (b)(c)(d)	68	60
Class A2, CME Term SOFR 1 Month Index + 0.430% 5.7494% 7/25/37 (b)(c)(d)	64	57
Class M1, CME Term SOFR 1 Month Index + 0.480% 5.7994% 7/25/37 (b)(c)(d)	22	19
Class M2, CME Term SOFR 1 Month Index + 0.520% 5.8394% 7/25/37 (b)(c)(d)	26	23
Class M3, CME Term SOFR 1 Month Index + 0.600% 5.9194% 7/25/37 (b)(c)(d)	33	33
Series 2007-3:
Class A2, CME Term SOFR 1 Month Index + 0.540% 5.8644% 7/25/37 (b)(c)(d)	24	21
Class M1, CME Term SOFR 1 Month Index + 0.570% 5.8944% 7/25/37 (b)(c)(d)	13	11
Class M2, CME Term SOFR 1 Month Index + 0.620% 5.9394% 7/25/37 (b)(c)(d)	13	12
Class M3, CME Term SOFR 1 Month Index + 0.660% 5.9844% 7/25/37 (b)(c)(d)	22	18
Class M4, CME Term SOFR 1 Month Index + 0.860% 6.1794% 7/25/37 (b)(c)(d)	34	29
Class M5, CME Term SOFR 1 Month Index + 1.010% 6.3294% 7/25/37 (b)(c)(d)	19	22
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	806	750
Series 2019-B10 Class A4, 3.717% 3/15/62	1,426	1,291
Series 2019-B13 Class A4, 2.952% 8/15/57	8,383	7,263
Series 2018-B8 Class A5, 4.2317% 1/15/52	10,843	9,966
BFLD Trust floater sequential payer Series 2020-OBRK Class A, CME Term SOFR 1 Month Index + 2.160% 7.4745% 11/15/28 (b)(c)(d)	6,788	6,768
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.2085% 4/15/37 (b)(c)(d)	19,188	18,841
Class B, CME Term SOFR 1 Month Index + 2.440% 7.7575% 4/15/37 (b)(c)(d)	4,991	4,863
BX Commercial Mortgage Trust floater:
Series 2021-PAC:
Class A, CME Term SOFR 1 Month Index + 0.800% 6.1136% 10/15/36 (b)(c)(d)	11,302	11,040
Class B, CME Term SOFR 1 Month Index + 1.010% 6.3233% 10/15/36 (b)(c)(d)	1,691	1,639
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5231% 10/15/36 (b)(c)(d)	2,263	2,186
Class D, CME Term SOFR 1 Month Index + 1.410% 6.7228% 10/15/36 (b)(c)(d)	2,197	2,105
Class E, CME Term SOFR 1 Month Index + 2.060% 7.372% 10/15/36 (b)(c)(d)	7,638	7,336
Series 2022-LP2:
Class B, CME Term SOFR 1 Month Index + 1.310% 6.6228% 2/15/39 (b)(c)(d)	3,528	3,425
Class C, CME Term SOFR 1 Month Index + 1.560% 6.8722% 2/15/39 (b)(c)(d)	3,528	3,372
Class D, CME Term SOFR 1 Month Index + 1.960% 7.2713% 2/15/39 (b)(c)(d)	3,528	3,362
Bx Commercial Mortgage Trust 2:
floater Series 2019-IMC:
Class B, CME Term SOFR 1 Month Index + 1.410% 6.7245% 4/15/34 (b)(c)(d)	2,644	2,629
Class C, CME Term SOFR 1 Month Index + 1.710% 7.0245% 4/15/34 (b)(c)(d)	1,748	1,736
Class D, CME Term SOFR 1 Month Index + 2.010% 7.3245% 4/15/34 (b)(c)(d)	1,835	1,819
floater sequential payer Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.110% 6.4245% 4/15/34 (b)(c)(d)	5,741	5,719
BX Trust:
floater:
Series 2019-XL:
Class B, CME Term SOFR 1 Month Index + 1.190% 6.505% 10/15/36 (b)(c)(d)	10,782	10,714
Class C, CME Term SOFR 1 Month Index + 1.360% 6.675% 10/15/36 (b)(c)(d)	2,859	2,837
Class D, CME Term SOFR 1 Month Index + 1.560% 6.875% 10/15/36 (b)(c)(d)	4,049	4,014
Class E, CME Term SOFR 1 Month Index + 1.910% 7.225% 10/15/36 (b)(c)(d)	5,690	5,632
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.4755% 8/15/39 (b)(c)(d)	5,384	5,384
Series 2022-IND:
Class A, CME Term SOFR 1 Month Index + 1.490% 6.8015% 4/15/37 (b)(c)(d)	8,115	8,077
Class B, CME Term SOFR 1 Month Index + 1.940% 7.2505% 4/15/37 (b)(c)(d)	4,137	4,068
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6005% 4/15/37 (b)(c)(d)	934	908
Class D, CME Term SOFR 1 Month Index + 2.830% 8.1495% 4/15/37 (b)(c)(d)	781	755
floater sequential payer Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.345% 10/15/36 (b)(c)(d)	25,322	25,258
CAMB Commercial Mortgage Trust floater Series 2019-LIFE:
Class A, CME Term SOFR 1 Month Index + 1.180% 6.4955% 12/15/37 (b)(c)(d)	5,900	5,870
Class B, CME Term SOFR 1 Month Index + 1.360% 6.6755% 12/15/37 (b)(c)(d)	1,800	1,786
CD Commercial Mortgage Trust sequential payer Series 2017-CD6 Class ASB, 3.332% 11/13/50	1,701	1,612
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (b)	18,910	17,095
Class A2, 1.99% 7/15/60 (b)	12,259	10,327
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	13,114	11,520
CFCRE Commercial Mortgage Trust sequential payer Series 2016-C7 Class A2, 3.5853% 12/10/54	792	743
Citigroup Commercial Mortgage Trust Series 2014-GC25 Class A/S, 4.017% 10/10/47	4,150	3,959
COMM Mortgage Trust:
sequential payer:
Series 2014-CR18 Class A5, 3.828% 7/15/47	1,366	1,339
Series 2020-SBX Class A, 1.67% 1/10/38 (b)	22,582	19,548
Series 2013-CR13 Class AM, 4.449% 11/10/46	2,011	1,989
Commercial Mortgage Trust sequential payer Series 2018-CD7 Class ASB, 4.213% 8/15/51	1,975	1,889
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, CME Term SOFR 1 Month Index + 1.020% 6.338% 5/15/36 (b)(c)(d)	26,512	26,482
Class B, CME Term SOFR 1 Month Index + 1.270% 6.588% 5/15/36 (b)(c)(d)	19,357	19,301
Class C, CME Term SOFR 1 Month Index + 1.470% 6.788% 5/15/36 (b)(c)(d)	2,013	1,999
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	2,510	2,262
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	2,941	2,856
Class B, 4.5349% 4/15/36 (b)	861	830
Class C, 4.9414% 4/15/36 (b)(c)	561	540
Class D, 4.9414% 4/15/36 (b)(c)	1,122	1,070
DBCCRE Mortgage Trust sequential payer Series 2014-ARCP Class A, 4.2382% 1/10/34 (b)	15,370	15,086
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1265% 11/15/38 (b)(c)(d)	15,449	15,119
Class B, CME Term SOFR 1 Month Index + 1.230% 6.5457% 11/15/38 (b)(c)(d)	3,900	3,812
Extended Stay America Trust floater Series 2021-ESH:
Class A, CME Term SOFR 1 Month Index + 1.190% 6.5045% 7/15/38 (b)(c)(d)	6,020	5,962
Class B, CME Term SOFR 1 Month Index + 1.490% 6.8045% 7/15/38 (b)(c)(d)	2,792	2,754
Class C, CME Term SOFR 1 Month Index + 1.810% 7.1245% 7/15/38 (b)(c)(d)	2,058	2,027
Class D, CME Term SOFR 1 Month Index + 2.360% 7.6745% 7/15/38 (b)(c)(d)	4,153	4,085
Freddie Mac:
sequential payer:
Series 2015-K049 Class A2, 3.01% 7/25/25	740	710
Series 2015-K051 Class A2, 3.308% 9/25/25	1,170	1,126
Series 2016-K054 Class A2, 2.745% 1/25/26	2,144	2,031
Series 2020-K117 Class A2, 1.406% 8/25/30	1,300	1,041
Series 2021-K126 Class A2, 2.074% 1/25/31	1,500	1,247
Series 2021-K127 Class A2, 2.108% 1/25/31	3,000	2,497
Series 2021-K136 Class A2, 2.127% 11/25/31	400	328
Series 2022-150 Class A2, 3.71% 9/25/32	600	552
Series 2022-K141 Class A2, 2.25% 2/25/32	869	716
Series 2022-K142 Class A2, 2.4% 3/25/32	4,119	3,430
Series 2022-K143 Class A2, 2.35% 3/25/32	400	332
Series 2022-K144 Class A2, 2.45% 4/25/32	3,607	3,011
Series 2022-K145 Class A2, 2.58% 5/25/32	200	168
Series 2022-K146 Class A2, 2.92% 6/25/32	1,798	1,556
Series 2022-K147 Class A2, 3% 6/25/32	2,273	1,979
Series 2022-K747 Class A2, 2.05% 11/25/28	2,000	1,749
Series 2022-K750 Class A2, 3% 9/25/29	1,900	1,725
Series 2023-157 Class A2, 4.2% 5/25/33	1,600	1,526
Series 2023-158 Class A2, 4.05% 7/25/33	980	923
Series 2023-K-153 Class A2, 3.82% 12/25/32	1,340	1,241
Series 2023-K751 Class A2, 4.412% 3/25/30	600	585
Series 2021-K134 Class A2, 2.243% 10/25/31	540	447
Series 2022 K748 Class A2, 2.26% 1/25/29	800	704
Series K047 Class A2, 3.329% 5/25/25	3,490	3,375
GS Mortgage Securities Trust:
floater Series 2021-IP:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.3755% 10/15/36 (b)(c)(d)	6,605	6,282
Class B, CME Term SOFR 1 Month Index + 1.260% 6.5755% 10/15/36 (b)(c)(d)	1,021	951
Class C, CME Term SOFR 1 Month Index + 1.660% 6.9755% 10/15/36 (b)(c)(d)	841	775
sequential payer Series 2018-GS10 Class AAB, 4.106% 7/10/51	1,920	1,856
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (b)(c)	4,673	4,390
Series 2015-GC34 Class XA, 1.3558% 10/10/48 (c)(l)	16,842	335
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.7986% 8/15/39 (b)(c)(d)	8,964	8,970
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME Term SOFR 1 Month Index + 0.590% 5.907% 4/15/37 (b)(c)(d)	6,834	6,362
JP Morgan Chase Commercial Mortgage Securities Trust sequential payer Series 2021-2NU Class A, 1.9739% 1/5/40 (b)	25,800	19,671
JPMDB Commercial Mortgage Securities Trust sequential payer:
Series 2018-C8 Class ASB, 4.145% 6/15/51	1,932	1,840
Series 2019-COR6 Class A4, 3.0565% 11/13/52	1,823	1,528
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer Series 2020-NNN Class AFX, 2.8123% 1/16/37 (b)	31,484	28,555
Series 2013-LC11 Class A/S, 3.216% 4/15/46	573	539
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	2,821	2,551
Class CFX, 4.9498% 7/5/33 (b)	485	405
Class DFX, 5.3503% 7/5/33 (b)	955	779
Class EFX, 5.3635% 7/5/33 (b)(c)	1,020	817
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6057% 5/15/39 (b)(c)(d)	12,720	12,497
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1044% 5/15/39 (b)(c)(d)	8,835	8,644
Class C, CME Term SOFR 1 Month Index + 2.090% 7.4036% 5/15/39 (b)(c)(d)	4,950	4,813
Class D, CME Term SOFR 1 Month Index + 2.540% 7.8524% 5/15/39 (b)(c)(d)	4,400	4,197
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1245% 3/15/38 (b)(c)(d)	9,783	9,586
Class B, CME Term SOFR 1 Month Index + 0.990% 6.3045% 3/15/38 (b)(c)(d)	2,360	2,304
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5245% 3/15/38 (b)(c)(d)	1,485	1,442
Class D, CME Term SOFR 1 Month Index + 1.510% 6.8245% 3/15/38 (b)(c)(d)	2,066	1,999
Class E, CME Term SOFR 1 Month Index + 1.860% 7.1745% 3/15/38 (b)(c)(d)	1,805	1,737
Morgan Stanley BAML Trust sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	7,430	6,977
Morgan Stanley Capital I Trust:
sequential payer:
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	7,903	7,229
Series 2021-L6 Class A4, 2.444% 6/15/54 (c)	5,294	4,208
Series 2018-H4 Class A4, 4.31% 12/15/51	4,056	3,786
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (b)(c)	1,142	1,007
Class C, 3.283% 11/10/36 (b)(c)	1,096	936
MSCCG Trust floater Series 2018-SELF:
Class A, CME Term SOFR 1 Month Index + 0.940% 6.258% 10/15/37 (b)(c)(d)	927	922
Class B, CME Term SOFR 1 Month Index + 1.120% 6.438% 10/15/37 (b)(c)(d)	3,125	3,097
NYT Mortgage Trust floater Series 2019-NYT Class A, CME Term SOFR 1 Month Index + 1.240% 6.558% 12/15/35 (b)(c)(d)	22,356	21,188
Prima Capital Ltd.:
floater Series 2021-9A Class B, CME Term SOFR 1 Month Index + 1.910% 7.2285% 12/15/37 (b)(c)(d)	2,833	2,761
floater sequential payer Series 2021-9A Class A, CME Term SOFR 1 Month Index + 1.560% 6.8191% 12/15/37 (b)(c)(d)(k)	641	639
Sfs Auto Receivables Securitiz sequential payer Series 2023-1A Class A2A, 5.89% 3/22/27 (b)	2,100	2,099
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 7.3105% 2/15/39 (b)(c)(d)	2,586	2,435
Class C, CME Term SOFR 1 Month Index + 2.650% 7.9605% 2/15/39 (b)(c)(d)	1,345	1,255
SREIT Trust floater:
Series 2021-FLWR Class A, CME Term SOFR 1 Month Index + 0.690% 6.001% 7/15/36 (b)(c)(d)	4,098	4,005
Series 2021-MFP:
Class A, CME Term SOFR 1 Month Index + 0.840% 6.1558% 11/15/38 (b)(c)(d)	13,222	12,957
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5048% 11/15/38 (b)(c)(d)	5,947	5,834
Class C, CME Term SOFR 1 Month Index + 1.440% 6.754% 11/15/38 (b)(c)(d)	3,694	3,604
Class D, CME Term SOFR 1 Month Index + 1.690% 7.0032% 11/15/38 (b)(c)(d)	2,427	2,360
UBS Commercial Mortgage Trust sequential payer Series 2019-C17 Class ASB, 2.8655% 10/15/52	2,200	1,997
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	9,860	7,693
Series 2020-LAB Class B, 2.453% 10/10/42 (b)	510	394
Wells Fargo Commercial Mortgage Trust:
floater:
Series 2016-C32 Class A3FL, CME Term SOFR 1 Month Index + 1.530% 6.8482% 1/15/59 (c)(d)	23,457	23,361
Series 2021-FCMT Class A, CME Term SOFR 1 Month Index + 1.310% 6.6255% 5/15/31 (b)(c)(d)	5,818	5,569
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	8,381	8,014
Series 2015-C29 Class ASB, 3.4% 6/15/48	1,239	1,212
Series 2018-C46 Class ASB, 4.086% 8/15/51	2,000	1,923
Series 2019-C52 Class A5, 2.892% 8/15/52	2,411	2,073
Series 2015-SG1 Class ASB, 3.556% 9/15/48	1,046	1,024
Series 2018-C48 Class A5, 4.302% 1/15/52	2,498	2,341
WF-RBS Commercial Mortgage Trust sequential payer Series 2014-C24 Class A4, 3.343% 11/15/47	7,819	7,541
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $744,768)		700,470

Municipal Securities - 0.3%
	Principal Amount (a) (000s)	Value ($) (000s)
Chicago Board of Ed. Series 2009 G, 1.75% 12/15/25	3,960	3,562
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	13,950	13,536
Series 2010-1, 6.63% 2/1/35	1,186	1,224
Series 2010-3:
6.725% 4/1/35	1,578	1,637
7.35% 7/1/35	750	800
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,201	7,710
TOTAL MUNICIPAL SECURITIES (Cost $30,201)		28,469

Foreign Government and Government Agency Obligations - 0.3%
	Principal Amount (a) (000s)	Value ($) (000s)
Indonesian Republic 3.85% 10/15/30	10,505	9,711
Panamanian Republic 3.298% 1/19/33	18,095	14,882
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $28,568)		24,593

Bank Notes - 0.1%
	Principal Amount (a) (000s)	Value ($) (000s)
Discover Bank 5.974% 8/9/28 (c)	1,865	1,721
KeyBank NA 6.95% 2/1/28	725	715
Regions Bank 6.45% 6/26/37	2,685	2,639
TOTAL BANK NOTES (Cost $5,118)		5,075

Fixed-Income Funds - 1.6%
	Shares	Value ($) (000s)
Fidelity Specialized High Income Central Fund (o) (Cost $150,873)	1,601,058	134,201

Preferred Securities - 0.2%
	Principal Amount (a) (000s)	Value ($) (000s)
FINANCIALS - 0.2%
Banks - 0.2%
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.2091% (c)(d)(p)	8,146	7,345
4.9% (c)(p)	11,200	10,462
(Cost $19,945)		17,807

Money Market Funds - 4.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.43% (q)	61,579,529	61,592
Fidelity Securities Lending Cash Central Fund 5.44% (q)(r)	322,121,070	322,153
TOTAL MONEY MARKET FUNDS (Cost $383,744)		383,745

TOTAL INVESTMENT IN SECURITIES - 108.0% (Cost $10,204,450)	9,372,936
NET OTHER ASSETS (LIABILITIES) - (8.0)%	(693,816)
NET ASSETS - 100.0%	8,679,120

TBA Sale Commitments
	Principal Amount (a) (000s)	Value ($) (000s)
Ginnie Mae
2% 9/1/53	(1,400)	(1,155)
2% 9/1/53	(17,250)	(14,231)
2% 9/1/53	(1,300)	(1,073)
2.5% 9/1/53	(3,450)	(2,937)
3% 9/1/53	(8,150)	(7,166)
3.5% 9/1/53	(1,000)	(908)

TOTAL GINNIE MAE		(27,470)

Uniform Mortgage Backed Securities
2% 9/1/38	(7,650)	(6,709)
2% 9/1/53	(29,700)	(23,643)
2% 9/1/53	(11,850)	(9,433)
2% 9/1/53	(11,850)	(9,433)
2% 9/1/53	(17,600)	(14,011)
2% 9/1/53	(17,750)	(14,130)
3.5% 9/1/53	(2,300)	(2,055)
4% 9/1/53	(4,975)	(4,593)
4.5% 9/1/53	(2,400)	(2,276)
5.5% 9/1/53	(1,150)	(1,136)
5.5% 9/1/53	(1,800)	(1,778)
5.5% 9/1/53	(900)	(889)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(90,086)

TOTAL TBA SALE COMMITMENTS (Proceeds $116,410)		(117,556)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Treasury Contracts
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	82	Dec 2023	10,616	165	165

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	546	Dec 2023	60,622	(605)	(605)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	26	Dec 2023	5,299	(15)	(15)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	97	Dec 2023	10,371	(64)	(64)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	185	Dec 2023	22,512	(321)	(321)

TOTAL SOLD					(1,005)

TOTAL FUTURES CONTRACTS					(840)
The notional amount of futures purchased as a percentage of Net Assets is 0.1%
The notional amount of futures sold as a percentage of Net Assets is 1.1%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $125,849,016.
Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount (000s)(2)(3)	Value ($) (000s)(1)	Upfront Premium Received/ (Paid) ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Buy Protection
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	8,020	139	(130)	9
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	100	2	(1)	1
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	230	56	(62)	(6)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	300	72	(88)	(16)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	80	19	(23)	(4)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	670	161	(167)	(6)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	330	79	(82)	(3)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	200	48	(54)	(6)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	800	193	(206)	(13)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	1,170	281	(319)	(38)

TOTAL BUY PROTECTION							1,050	(1,132)	(82)
Sell Protection
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	6,860	(120)	158	38
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	1,260	(22)	30	8
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly	2,270	(62)	59	(3)
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly	410	(11)	11	0

TOTAL SELL PROTECTION							(215)	258	43
TOTAL CREDIT DEFAULT SWAPS							835	(874)	(39)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(3)Notional amount is stated in U.S. Dollars unless otherwise noted.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)(2)	Value ($) (000s)	Upfront Premium Received/ (Paid) ($) (000s)(3)	Unrealized Appreciation/ (Depreciation) ($) (000s)
4.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2025	16,246	(124)	0	(124)
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2028	16,106	(295)	0	(295)
3.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2030	2,163	(46)	0	(46)
3.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2033	5,471	(166)	0	(166)
TOTAL INTEREST RATE SWAPS							(631)	0	(631)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,578,611,000 or 18.2% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security is on loan at period end.
(f)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $3,948,000.

(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,637,000.
(h)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,145,000.
(i)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(k)	Level 3 security
(l)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(m)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(n)	Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Security is perpetual in nature with no stated maturity date.
(q)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(r)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	419,834	3,116,704	3,474,946	7,089	-	-	61,592	0.2%
Fidelity Securities Lending Cash Central Fund 5.44%	127,155	3,474,507	3,279,509	572	-	-	322,153	1.1%
Fidelity Specialized High Income Central Fund	127,129	6,954	-	6,954	-	118	134,201	37.1%
Total	674,118	6,598,165	6,754,455	14,615	-	118	517,946

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	2,543,131	-	2,543,131	-

U.S. Government and Government Agency Obligations	4,003,324	-	4,003,324	-

U.S. Government Agency - Mortgage Securities	784,908	-	784,908	-

Asset-Backed Securities	622,201	-	621,829	372

Collateralized Mortgage Obligations	125,012	-	125,012	-

Commercial Mortgage Securities	700,470	-	699,831	639

Municipal Securities	28,469	-	28,469	-

Foreign Government and Government Agency Obligations	24,593	-	24,593	-

Bank Notes	5,075	-	5,075	-

Fixed-Income Funds	134,201	134,201	-	-

Preferred Securities	17,807	-	17,807	-

Money Market Funds	383,745	383,745	-	-
Total Investments in Securities:	9,372,936	517,946	8,853,979	1,011
Derivative Instruments:

Assets
Futures Contracts	165	165	-	-
Swaps	1,050	-	1,050	-
Total Assets	1,215	165	1,050	-

Liabilities
Futures Contracts	(1,005)	(1,005)	-	-
Swaps	(846)	-	(846)	-
Total Liabilities	(1,851)	(1,005)	(846)	-
Total Derivative Instruments:	(636)	(840)	204	-
Other Financial Instruments:

TBA Sale Commitments	(117,556)	-	(117,556)	-
Total Other Financial Instruments:	(117,556)	-	(117,556)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	1,050	(215)
Total Credit Risk	1,050	(215)
Interest Rate Risk
Futures Contracts (b)	165	(1,005)
Swaps (c)	0	(631)
Total Interest Rate Risk	165	(1,636)
Total Value of Derivatives	1,215	(1,851)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(c)For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $315,144) - See accompanying schedule:
Unaffiliated issuers (cost $9,669,833)	$8,854,990
Fidelity Central Funds (cost $534,617)	517,946

Total Investment in Securities (cost $10,204,450)		$9,372,936
Cash		26
Receivable for investments sold		18,805
Receivable for TBA sale commitments		116,410
Receivable for fund shares sold		9,268
Interest receivable		70,930
Distributions receivable from Fidelity Central Funds		882
Receivable for daily variation margin on centrally cleared OTC swaps		66
Bi-lateral OTC swaps, at value		1,050
Receivable from investment adviser for expense reductions		41
Other receivables		158
Total assets		9,590,572
Liabilities
Payable for investments purchased
Regular delivery	$2,771
Delayed delivery	437,968
TBA sale commitments, at value	117,556
Payable for fund shares redeemed	19,524
Distributions payable	7,592
Bi-lateral OTC swaps, at value	215
Accrued management fee	2,171
Distribution and service plan fees payable	58
Payable for daily variation margin on futures contracts	150
Other affiliated payables	1,141
Other payables and accrued expenses	153
Collateral on securities loaned	322,153
Total Liabilities		911,452
Net Assets		$8,679,120
Net Assets consist of:
Paid in capital		$10,136,105
Total accumulated earnings (loss)		(1,456,985)
Net Assets		$8,679,120

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($177,680 ÷ 25,211 shares)(a)		$7.05
Maximum offering price per share (100/96.00 of $7.05)		$7.34
Class M :
Net Asset Value and redemption price per share ($28,533 ÷ 4,046 shares)(a)		$7.05
Maximum offering price per share (100/96.00 of $7.05)		$7.34
Class C :
Net Asset Value and offering price per share ($19,068 ÷ 2,702 shares)(a)		$7.06
Investment Grade Bond :
Net Asset Value, offering price and redemption price per share ($5,336,825 ÷ 756,685 shares)		$7.05
Class I :
Net Asset Value, offering price and redemption price per share ($1,633,979 ÷ 231,400 shares)		$7.06
Class Z :
Net Asset Value, offering price and redemption price per share ($1,483,035 ÷ 209,870 shares)		$7.07
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
Amounts in thousands		Year ended August 31, 2023
Investment Income
Dividends		$1,188
Interest		314,659
Income from Fidelity Central Funds (including $572 from security lending)		14,615
Total Income		330,462
Expenses
Management fee	$25,036
Transfer agent fees	8,558
Distribution and service plan fees	683
Fund wide operations fee	4,407
Independent trustees' fees and expenses	29
Total expenses before reductions	38,713
Expense reductions	(585)
Total expenses after reductions		38,128
Net Investment income (loss)		292,334
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(289,019)
Futures contracts	10,466
Swaps	(1,801)
Total net realized gain (loss)		(280,354)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(68,070)
Fidelity Central Funds	118
Futures contracts	(2,317)
Swaps	(294)
TBA Sale commitments	(4,297)
Total change in net unrealized appreciation (depreciation)		(74,860)
Net gain (loss)		(355,214)
Net increase (decrease) in net assets resulting from operations		$(62,880)
Statement of Changes in Net Assets

Amount in thousands	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$292,334	$190,460
Net realized gain (loss)	(280,354)	(168,203)
Change in net unrealized appreciation (depreciation)	(74,860)	(1,154,524)
Net increase (decrease) in net assets resulting from operations	(62,880)	(1,132,267)
Distributions to shareholders	(285,168)	(188,023)

Share transactions - net increase (decrease)	277,890	34,833
Total increase (decrease) in net assets	(70,158)	(1,285,457)

Net Assets
Beginning of period	8,749,278	10,034,735
End of period	$8,679,120	$8,749,278

Financial Highlights
Fidelity Advisor® Investment Grade Bond Fund Class A

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.34	$8.48	$8.76	$8.25	$7.71
Income from Investment Operations
Net investment income (loss) A,B	.226	.140	.105	.158	.199
Net realized and unrealized gain (loss)	(.297)	(1.142)	(.031)	.518	.565
Total from investment operations	(.071)	(1.002)	.074	.676	.764
Distributions from net investment income	(.219)	(.134)	(.101)	(.166)	(.224)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.219)	(.138)	(.354)	(.166)	(.224)
Net asset value, end of period	$7.05	$7.34	$8.48	$8.76	$8.25
Total Return C,D	(.95)%	(11.91)%	.89%	8.30%	10.11%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.76%	.75%	.75%	.76%	.77%
Expenses net of fee waivers, if any	.76%	.75%	.75%	.76%	.77%
Expenses net of all reductions	.76%	.75%	.75%	.76%	.77%
Net investment income (loss)	3.17%	1.76%	1.24%	1.88%	2.55%
Supplemental Data
Net assets, end of period (in millions)	$178	$162	$209	$168	$72
Portfolio turnover rate G	131%	75%	40%	118% H	59% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Investment Grade Bond Fund Class M

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.34	$8.48	$8.77	$8.26	$7.72
Income from Investment Operations
Net investment income (loss) A,B	.226	.140	.106	.158	.199
Net realized and unrealized gain (loss)	(.296)	(1.142)	(.041)	.519	.564
Total from investment operations	(.070)	(1.002)	.065	.677	.763
Distributions from net investment income	(.220)	(.134)	(.102)	(.167)	(.223)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.220)	(.138)	(.355)	(.167)	(.223)
Net asset value, end of period	$7.05	$7.34	$8.48	$8.77	$8.26
Total Return C,D	(.95)%	(11.91)%	.78%	8.30%	10.09%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.75%	.75%	.74%	.75%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.74%	.75%	.77%
Expenses net of all reductions	.75%	.75%	.74%	.75%	.77%
Net investment income (loss)	3.17%	1.76%	1.25%	1.88%	2.54%
Supplemental Data
Net assets, end of period (in millions)	$29	$27	$34	$36	$22
Portfolio turnover rate G	131%	75%	40%	118% H	59% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Investment Grade Bond Fund Class C

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.35	$8.49	$8.77	$8.26	$7.72
Income from Investment Operations
Net investment income (loss) A,B	.171	.079	.040	.093	.140
Net realized and unrealized gain (loss)	(.296)	(1.142)	(.031)	.518	.564
Total from investment operations	(.125)	(1.063)	.009	.611	.704
Distributions from net investment income	(.165)	(.073)	(.036)	(.101)	(.164)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.165)	(.077)	(.289)	(.101)	(.164)
Net asset value, end of period	$7.06	$7.35	$8.49	$8.77	$8.26
Total Return C,D	(1.71)%	(12.57)%	.12%	7.46%	9.26%
Ratios to Average Net Assets A,E,F
Expenses before reductions	1.53%	1.53%	1.52%	1.53%	1.54%
Expenses net of fee waivers, if any	1.53%	1.53%	1.52%	1.53%	1.54%
Expenses net of all reductions	1.53%	1.53%	1.52%	1.53%	1.54%
Net investment income (loss)	2.39%	.99%	.47%	1.10%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$19	$22	$35	$37	$16
Portfolio turnover rate G	131%	75%	40%	118% H	59% H

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Investment Grade Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.35	$8.48	$8.77	$8.26	$7.72
Income from Investment Operations
Net investment income (loss) A,B	.248	.164	.131	.184	.225
Net realized and unrealized gain (loss)	(.307)	(1.132)	(.041)	.518	.564
Total from investment operations	(.059)	(.968)	.090	.702	.789
Distributions from net investment income	(.241)	(.158)	(.127)	(.192)	(.249)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.241)	(.162)	(.380)	(.192)	(.249)
Net asset value, end of period	$7.05	$7.35	$8.48	$8.77	$8.26
Total Return C	(.78)%	(11.52)%	1.07%	8.63%	10.45%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	3.47%	2.06%	1.54%	2.19%	2.87%
Supplemental Data
Net assets, end of period (in millions)	$5,337	$5,715	$6,910	$6,527	$7,638
Portfolio turnover rate F	131%	75%	40%	118% G	59% G

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Investment Grade Bond Fund Class I

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.35	$8.49	$8.78	$8.27	$7.73
Income from Investment Operations
Net investment income (loss) A,B	.243	.161	.127	.183	.221
Net realized and unrealized gain (loss)	(.295)	(1.143)	(.041)	.517	.564
Total from investment operations	(.052)	(.982)	.086	.700	.785
Distributions from net investment income	(.238)	(.154)	(.123)	(.190)	(.245)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.238)	(.158)	(.376)	(.190)	(.245)
Net asset value, end of period	$7.06	$7.35	$8.49	$8.78	$8.27
Total Return C	(.69)%	(11.67)%	1.03%	8.58%	10.38%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.50%	.49%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.50%	.49%	.49%	.49%	.50%
Expenses net of all reductions	.50%	.49%	.49%	.49%	.50%
Net investment income (loss)	3.42%	2.02%	1.50%	2.15%	2.82%
Supplemental Data
Net assets, end of period (in millions)	$1,634	$1,194	$1,548	$1,324	$1,452
Portfolio turnover rate F	131%	75%	40%	118% G	59% G

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Investment Grade Bond Fund Class Z

Years ended August 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$7.36	$8.50	$8.78	$8.27	$7.68
Income from Investment Operations
Net investment income (loss) B,C	.254	.170	.138	.193	.197
Net realized and unrealized gain (loss)	(.296)	(1.141)	(.030)	.517	.629
Total from investment operations	(.042)	(.971)	.108	.710	.826
Distributions from net investment income	(.248)	(.165)	(.135)	(.200)	(.236)
Distributions from net realized gain	-	(.004)	(.253)	-	-
Total distributions	(.248)	(.169)	(.388)	(.200)	(.236)
Net asset value, end of period	$7.07	$7.36	$8.50	$8.78	$8.27
Total Return D,E	(.54)%	(11.53)%	1.28%	8.71%	10.97%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.40%	.40%	.40%	.40%	.40% H
Expenses net of fee waivers, if any	.36%	.36%	.36%	.36%	.36% H
Expenses net of all reductions	.36%	.36%	.36%	.36%	.36% H
Net investment income (loss)	3.56%	2.15%	1.63%	2.28%	2.83% H
Supplemental Data
Net assets, end of period (in millions)	$1,483	$1,628	$1,298	$1,142	$74
Portfolio turnover rate I	131%	75%	40%	118% J	59% J

AFor the period October 2, 2018 (commencement of sale of shares) through August 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Investment Grade Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.  Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Investment Grade Bond Fund	$152

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,720
Gross unrealized depreciation	(834,320)
Net unrealized appreciation (depreciation)	$(826,600)
Tax Cost	$10,198,688

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(630,359)
Net unrealized appreciation (depreciation) on securities and other investments	$(826,600)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(371,256)
Long-term	(259,103)
Total capital loss carryforward	$(630,359)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$285,168	$188,023
Total	$285,168	$188,023

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Investment Grade Bond Fund
Credit Risk
Swaps	144	(32)
Total Credit Risk	144	(32)
Interest Rate Risk
Futures Contracts	10,466	(2,317)
Swaps	(1,945)	(262)
Total Interest Rate Risk	8,521	(2,579)
Totals	8,665	(2,611)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Investment Grade Bond Fund	6,313,443	6,926,171

6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

In addition, under the expense contract, the investment adviser pays class-level expenses for Investment Grade Bond, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

7. Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$414	$13
Class M	- %	.25%	68	- A
Class C	.75%	.25%	201	17
			$683	$30
A In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$27
Class M	3
Class C A	- B
$30
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Investment Grade Bond and Class Z. FIIOC receives an asset-based fee of Investment Grade Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$258.16
Class M	42.15
Class C	36.18
Investment Grade Bond	5,421.10
Class I	2,078.15
Class Z	723.05
	$8,558

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Investment Grade Bond Fund	.05%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Investment Grade Bond Fund	2

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund redeemed 9,709 shares of Fidelity Mortgage Backed Securities Central Fund in exchange for investments, including accrued interest and cash, if any, with a value of $981,238. The net realized loss of $77,627 on the Fund's redemptions of Fidelity Mortgage Backed Securities Central Fund shares is included in "Net realized gain (loss)" in the accompanying Statement of Changes in Net Assets. The Fund recognized a net loss on the exchanges for federal income tax purposes.
8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
9. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Investment Grade Bond Fund	$58	$-	$-

10. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$576

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $9. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense Reductions
Class M	- A
A In the amount of less than five hundred dollars.

11. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2023	Year ended August 31, 2022
Fidelity Investment Grade Bond Fund
Distributions to shareholders
Class A	$5,114	$3,220
Class M	836	527
Class C	462	259
Investment Grade Bond	183,699	126,887
Class I	44,921	26,760
Class Z	50,136	30,370
Total	$285,168	$188,023

12. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2023	Year ended August 31, 2022	Year ended August 31, 2023	Year ended August 31, 2022
Fidelity Investment Grade Bond Fund
Class A
Shares sold	8,058	5,346	$57,541	$42,829
Reinvestment of distributions	690	395	4,910	3,101
Shares redeemed	(5,626)	(8,356)	(40,066)	(66,378)
Net increase (decrease)	3,122	(2,615)	$22,385	$(20,448)
Class M
Shares sold	1,206	488	$8,612	$3,829
Reinvestment of distributions	115	65	817	511
Shares redeemed	(997)	(871)	(7,133)	(6,967)
Net increase (decrease)	324	(318)	$2,296	$(2,627)
Class C
Shares sold	617	368	$4,418	$2,924
Reinvestment of distributions	61	31	436	240
Shares redeemed	(975)	(1,496)	(6,939)	(11,957)
Net increase (decrease)	(297)	(1,097)	$(2,085)	$(8,793)
Investment Grade Bond
Shares sold	305,369	411,767	$2,155,203	$3,214,031
Reinvestment of distributions	19,644	13,441	139,947	105,818
Shares redeemed	(346,394)	(461,552)	(2,453,508)	(3,623,475)
Net increase (decrease)	(21,381)	(36,344)	$(158,358)	$(303,626)
Class I
Shares sold	143,982	94,072	$1,030,942	$742,572
Reinvestment of distributions	5,684	3,094	40,554	24,419
Shares redeemed	(80,640)	(117,061)	(574,351)	(925,766)
Net increase (decrease)	69,026	(19,895)	$497,145	$(158,775)
Class Z
Shares sold	109,150	157,877	$780,315	$1,228,855
Reinvestment of distributions	3,597	1,848	25,637	14,403
Shares redeemed	(124,132)	(91,232)	(889,445)	(714,156)
Net increase (decrease)	(11,385)	68,493	$(83,493)	$529,102

13. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
14. Credit Risk.
The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.
15. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Investment Grade Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023
Fidelity® Investment Grade Bond Fund
Class A	.75%
Actual		$ 1,000	$ 1,010.70	$ 3.80
Hypothetical-B		$ 1,000	$ 1,021.42	$ 3.82
Class M	.75%
Actual		$ 1,000	$ 1,009.30	$ 3.80
Hypothetical-B		$ 1,000	$ 1,021.42	$ 3.82
Class C	1.52%
Actual		$ 1,000	$ 1,006.80	$ 7.69
Hypothetical-B		$ 1,000	$ 1,017.54	$ 7.73
Fidelity® Investment Grade Bond Fund	.45%
Actual		$ 1,000	$ 1,010.80	$ 2.28
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29
Class I	.50%
Actual		$ 1,000	$ 1,010.50	$ 2.53
Hypothetical-B		$ 1,000	$ 1,022.68	$ 2.55
Class Z	.36%
Actual		$ 1,000	$ 1,012.70	$ 1.83
Hypothetical-B		$ 1,000	$ 1,023.39	$ 1.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 28.45% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $177,880,522 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $285,168,043 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.703610.126
IGB-ANN-1023
Fidelity® Series Corporate Bond Fund

Annual Report
August 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Series Corporate Bond Fund	1.02%	1.64%	1.55%

A   From August 17, 2018
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Corporate Bond Fund, on August 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Credit Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Matthew Bartlett, Jay Small and Ben Tarlow:
For the fiscal year, the fund gained 1.02%, versus 0.85% for the benchmark, the Bloomberg U.S. Credit Bond Index. For the 12 months, security selection contributed to the fund's performance versus the benchmark, whereas sector positioning detracted. This period, we found attractive opportunities among bonds rated BBB that offered a yield advantage over the broader investment-grade corporate market. We maintained a substantial allocation to U.S. Treasuries and cash for risk-management and liquidity purposes. This helped relative performance, while also giving us the flexibility to add risk if the market presented favorable opportunities. By sector, bond picks within industrials helped relative performance most, led by our choices among consumer-focused issuers. Selection among financials issuers also contributed, fueled by a recovery in the fund's banking holdings. On the downside, positioning among real estate investment trusts notably dampened the fund's relative result this period. Outside of corporate credit, our allocation to Treasuries and cash meaningfully detracted. However, this negative was somewhat offset by underweighting other government-related categories, as these bonds lagged credit in an improving market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 84.3%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.:
2.25% 2/1/32	650,000	507,132
3.65% 9/15/59	223,000	144,319
3.8% 12/1/57	1,354,000	913,138
4.35% 3/1/29	900,000	851,506
Verizon Communications, Inc.:
2.1% 3/22/28	312,000	272,654
2.355% 3/15/32	3,000,000	2,372,815
2.55% 3/21/31	289,000	237,901
3.15% 3/22/30	47,000	41,223
3.7% 3/22/61	1,300,000	885,667
4.016% 12/3/29	1,250,000	1,162,124
		7,388,479
Entertainment - 0.5%
The Walt Disney Co.:
3.8% 3/22/30	600,000	561,842
4.7% 3/23/50	700,000	639,004
4.75% 9/15/44	320,000	293,134
6.65% 11/15/37	970,000	1,093,092
		2,587,072
Media - 2.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
5.05% 3/30/29	1,600,000	1,523,742
5.25% 4/1/53	450,000	356,203
5.5% 4/1/63	450,000	353,517
5.75% 4/1/48	1,950,000	1,642,843
Comcast Corp.:
2.937% 11/1/56	679,000	422,526
2.987% 11/1/63	2,211,000	1,336,679
COX Communications, Inc.:
1.8% 10/1/30 (b)	740,000	576,961
3.15% 8/15/24 (b)	35,000	34,069
Discovery Communications LLC:
3.625% 5/15/30	1,583,000	1,390,317
3.95% 3/20/28	600,000	558,028
Fox Corp.:
4.709% 1/25/29	4,000	3,859
5.476% 1/25/39	504,000	457,404
Magallanes, Inc.:
3.755% 3/15/27	250,000	234,479
4.054% 3/15/29	87,000	80,005
4.279% 3/15/32	2,519,000	2,222,865
5.05% 3/15/42	348,000	286,067
5.141% 3/15/52	1,040,000	828,994
5.391% 3/15/62	650,000	515,886
Time Warner Cable LLC:
5.875% 11/15/40	1,200,000	1,044,105
7.3% 7/1/38	500,000	506,524
		14,375,073
Wireless Telecommunication Services - 0.6%
Rogers Communications, Inc.:
3.8% 3/15/32	238,000	203,555
4.55% 3/15/52	1,450,000	1,123,536
5% 3/15/44	270,000	230,038
T-Mobile U.S.A., Inc.:
2.4% 3/15/29	381,000	327,514
2.7% 3/15/32	1,382,000	1,125,345
		3,009,988
TOTAL COMMUNICATION SERVICES		27,360,612
CONSUMER DISCRETIONARY - 3.1%
Automobiles - 0.7%
Ford Motor Co. 3.25% 2/12/32	1,400,000	1,092,764
General Motors Co. 5.95% 4/1/49	1,300,000	1,165,758
General Motors Financial Co., Inc. 3.1% 1/12/32	1,400,000	1,121,741
		3,380,263
Distributors - 0.1%
Genuine Parts Co. 2.75% 2/1/32	747,000	608,878
Specialty Retail - 2.1%
Advance Auto Parts, Inc.:
1.75% 10/1/27	2,313,000	1,951,328
3.9% 4/15/30	1,000,000	866,074
AutoNation, Inc.:
3.85% 3/1/32	1,900,000	1,608,550
4.75% 6/1/30	20,000	18,627
Lowe's Companies, Inc.:
3.5% 4/1/51	975,000	668,462
5.15% 7/1/33	2,150,000	2,124,016
5.625% 4/15/53	600,000	582,708
O'Reilly Automotive, Inc.:
4.2% 4/1/30	800,000	750,118
4.35% 6/1/28	75,000	72,778
Ross Stores, Inc. 1.875% 4/15/31	600,000	469,781
The Home Depot, Inc. 1.375% 3/15/31	575,000	450,156
Triton Container International Ltd. 1.15% 6/7/24 (b)	1,200,000	1,148,892
		10,711,490
Textiles, Apparel & Luxury Goods - 0.2%
Tapestry, Inc. 3.05% 3/15/32	1,515,000	1,165,433
TOTAL CONSUMER DISCRETIONARY		15,866,064
CONSUMER STAPLES - 6.6%
Beverages - 1.4%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.7% 2/1/36	1,000,000	957,109
Anheuser-Busch InBev Worldwide, Inc.:
4.439% 10/6/48	500,000	438,058
4.5% 6/1/50	325,000	290,019
4.6% 4/15/48	700,000	630,425
4.9% 1/23/31	525,000	527,180
Constellation Brands, Inc.:
2.25% 8/1/31	1,600,000	1,285,914
2.875% 5/1/30	470,000	405,573
PepsiCo, Inc. 3.9% 7/18/32	3,000,000	2,845,077
		7,379,355
Consumer Staples Distribution & Retail - 0.2%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)	138,000	117,380
Dollar Tree, Inc.:
3.375% 12/1/51	1,000,000	644,654
4.2% 5/15/28	375,000	355,855
		1,117,889
Food Products - 1.8%
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27	1,625,000	1,460,704
3% 5/15/32	1,570,000	1,239,819
4.375% 2/2/52	680,000	482,020
5.5% 1/15/30	1,600,000	1,549,191
5.75% 4/1/33	1,500,000	1,427,601
JDE Peet's BV 2.25% 9/24/31 (b)	545,000	419,073
Smithfield Foods, Inc. 3% 10/15/30 (b)	1,432,000	1,125,189
Viterra Finance BV 4.9% 4/21/27 (b)	1,500,000	1,451,292
		9,154,889
Tobacco - 3.2%
Altria Group, Inc.:
2.45% 2/4/32	1,500,000	1,170,746
3.4% 2/4/41	1,180,000	804,012
4.25% 8/9/42	14,000	10,605
4.8% 2/14/29	612,000	592,984
BAT Capital Corp.:
2.259% 3/25/28	1,225,000	1,053,263
2.726% 3/25/31	2,800,000	2,216,946
3.557% 8/15/27	659,000	611,341
6.421% 8/2/33	1,300,000	1,297,687
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (b)	500,000	469,723
4.25% 7/21/25 (b)	3,200,000	3,094,565
Philip Morris International, Inc.:
5.125% 2/15/30	2,200,000	2,174,454
5.625% 11/17/29	800,000	808,876
5.75% 11/17/32	903,000	915,847
Reynolds American, Inc. 4.45% 6/12/25	1,070,000	1,046,808
		16,267,857
TOTAL CONSUMER STAPLES		33,919,990
ENERGY - 6.6%
Oil, Gas & Consumable Fuels - 6.6%
Canadian Natural Resources Ltd.:
2.95% 7/15/30	1,071,000	913,719
6.25% 3/15/38	1,075,000	1,083,406
Cenovus Energy, Inc.:
2.65% 1/15/32	159,000	127,987
3.75% 2/15/52	480,000	336,866
5.25% 6/15/37	1,100,000	1,002,965
5.4% 6/15/47	64,000	57,530
6.75% 11/15/39	156,000	161,748
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	485,000	483,351
Columbia Pipelines Holding Co. LLC 6.042% 8/15/28 (b)	1,000,000	1,009,344
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)	73,000	73,638
6.036% 11/15/33 (b)	197,000	199,019
6.497% 8/15/43 (b)	59,000	59,802
6.544% 11/15/53 (b)	106,000	108,354
DCP Midstream Operating LP:
5.125% 5/15/29	2,200,000	2,145,220
5.375% 7/15/25	500,000	495,007
Eastern Gas Transmission & Storage, Inc.:
3% 11/15/29	582,000	506,169
3.9% 11/15/49	1,000,000	698,307
Enbridge, Inc.:
3.4% 8/1/51	900,000	603,310
4.5% 6/10/44	250,000	204,337
Energy Transfer LP:
3.75% 5/15/30	3,554,000	3,174,171
4% 10/1/27	950,000	892,640
4.25% 4/1/24	525,000	519,433
4.95% 6/15/28	650,000	629,520
6% 6/15/48	800,000	739,509
Enterprise Products Operating LP 5.1% 2/15/45	375,000	344,123
Equinor ASA:
1.75% 1/22/26	61,000	56,544
2.375% 5/22/30	550,000	472,398
Hess Corp.:
4.3% 4/1/27	2,575,000	2,477,158
5.8% 4/1/47	1,135,000	1,083,195
6% 1/15/40	575,000	564,350
Magellan Midstream Partners LP 3.25% 6/1/30	500,000	435,892
Marathon Petroleum Corp. 4.75% 9/15/44	300,000	248,795
MPLX LP:
2.65% 8/15/30	702,000	582,614
4.95% 9/1/32	377,000	356,159
5.65% 3/1/53	2,300,000	2,083,967
Occidental Petroleum Corp. 2.9% 8/15/24	83,000	80,689
Ovintiv, Inc.:
5.15% 11/15/41	136,000	111,236
8.125% 9/15/30	409,000	453,966
Petroleos Mexicanos:
4.5% 1/23/26	1,000,000	878,500
6.49% 1/23/27	75,000	65,411
6.5% 3/13/27	80,000	69,846
Phillips 66 Co. 4.875% 11/15/44	300,000	271,085
Plains All American Pipeline LP/PAA Finance Corp.:
3.8% 9/15/30	97,000	85,837
4.65% 10/15/25	1,119,000	1,091,297
Suncor Energy, Inc. 6.5% 6/15/38	430,000	440,112
The Williams Companies, Inc.:
3.5% 11/15/30	913,000	808,674
4.65% 8/15/32	394,000	369,979
5.3% 8/15/52	89,000	80,135
Total Capital International SA 3.127% 5/29/50	800,000	552,969
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30	25,000	22,035
Western Gas Partners LP:
3.1% 2/1/25	1,500,000	1,436,480
4.05% 2/1/30	1,870,000	1,668,050
6.15% 4/1/33	735,000	730,112
		34,146,960
FINANCIALS - 30.8%
Banks - 16.1%
AIB Group PLC 4.263% 4/10/25 (b)(c)	250,000	246,287
Banco Santander SA 2.749% 12/3/30	1,000,000	774,928
Bank of America Corp.:
2.299% 7/21/32 (c)	1,500,000	1,182,979
2.676% 6/19/41 (c)	1,030,000	709,250
2.972% 2/4/33 (c)	2,500,000	2,055,538
3.483% 3/13/52 (c)	950,000	692,339
4.271% 7/23/29 (c)	700,000	660,597
4.571% 4/27/33 (c)	1,600,000	1,483,183
5.015% 7/22/33 (c)	2,000,000	1,924,913
5.202% 4/25/29 (c)	5,000,000	4,924,406
Bank of Ireland Group PLC 4.5% 11/25/23 (b)	200,000	198,872
Barclays PLC:
2.645% 6/24/31 (c)	450,000	359,064
2.894% 11/24/32 (c)	2,250,000	1,757,254
5.2% 5/12/26	1,750,000	1,698,101
5.746% 8/9/33 (c)	349,000	334,420
7.437% 11/2/33 (c)	1,100,000	1,177,293
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 1.323% 1/13/27 (b)(c)(d)	1,182,000	1,062,870
2.591% 1/20/28 (b)(c)	490,000	441,225
3.052% 1/13/31 (b)(c)	875,000	740,134
3.132% 1/20/33 (b)(c)	1,250,000	1,018,791
BPCE SA:
2.277% 1/20/32 (b)(c)	600,000	463,677
4.875% 4/1/26 (b)	200,000	192,918
5.975% 1/18/27 (b)(c)	3,000,000	2,984,801
Citigroup, Inc.:
4.075% 4/23/29 (c)	1,600,000	1,500,142
4.45% 9/29/27	1,200,000	1,147,034
4.91% 5/24/33 (c)	599,000	569,393
6.174% 5/25/34 (c)	283,000	282,012
Citizens Financial Group, Inc. 2.638% 9/30/32	2,015,000	1,469,672
Commonwealth Bank of Australia 3.784% 3/14/32 (b)	1,280,000	1,066,237
Credit Agricole SA 2.811% 1/11/41 (b)	444,000	288,886
Fifth Third Bancorp 8.25% 3/1/38	300,000	338,696
HSBC Holdings PLC:
2.251% 11/22/27 (c)	1,076,000	959,518
2.357% 8/18/31 (c)	1,002,000	793,527
2.848% 6/4/31 (c)	1,800,000	1,484,508
4.762% 3/29/33 (c)	1,600,000	1,421,915
5.402% 8/11/33 (c)	815,000	777,992
7.39% 11/3/28 (c)	720,000	756,448
Huntington Bancshares, Inc.:
2.487% 8/15/36 (c)	1,287,000	943,654
6.208% 8/21/29 (c)	1,600,000	1,610,503
ING Groep NV 4.017% 3/28/28 (c)	2,000,000	1,881,763
Intesa Sanpaolo SpA 5.71% 1/15/26 (b)	1,126,000	1,080,177
JPMorgan Chase & Co.:
2.956% 5/13/31 (c)	104,000	88,402
3.882% 7/24/38 (c)	2,725,000	2,297,565
4.203% 7/23/29 (c)	600,000	566,715
4.912% 7/25/33 (c)	3,000,000	2,885,225
5.717% 9/14/33 (c)	2,500,000	2,498,572
Lloyds Banking Group PLC:
4.65% 3/24/26	1,000,000	965,393
7.953% 11/15/33 (c)	1,000,000	1,071,131
National Australia Bank Ltd. 2.99% 5/21/31 (b)	1,200,000	957,699
PNC Financial Services Group, Inc.:
5.068% 1/24/34 (c)	2,200,000	2,083,836
5.582% 6/12/29 (c)	1,220,000	1,210,001
Rabobank Nederland 3.75% 7/21/26	300,000	281,554
Santander Holdings U.S.A., Inc.:
2.49% 1/6/28 (c)	335,000	293,723
6.499% 3/9/29 (c)	443,000	440,462
6.565% 6/12/29 (c)	1,750,000	1,742,323
Societe Generale:
1.488% 12/14/26 (b)(c)	3,300,000	2,957,078
3% 1/22/30 (b)	430,000	359,110
3.625% 3/1/41 (b)	1,300,000	839,118
6.221% 6/15/33 (b)(c)	800,000	751,594
7.367% 1/10/53 (b)	600,000	582,260
Standard Chartered PLC 3.785% 5/21/25 (b)(c)	630,000	618,205
Sumitomo Mitsui Financial Group, Inc. 5.766% 1/13/33	2,100,000	2,130,062
Synchrony Bank 5.625% 8/23/27	326,000	308,358
Truist Financial Corp. 5.122% 1/26/34 (c)	700,000	656,596
U.S. Bancorp 5.775% 6/12/29 (c)	2,000,000	1,995,632
UniCredit SpA 1.982% 6/3/27 (b)(c)	1,200,000	1,065,947
Wells Fargo & Co.:
2.393% 6/2/28 (c)	800,000	711,835
4.478% 4/4/31 (c)	1,000,000	935,554
5.013% 4/4/51 (c)	700,000	632,083
5.389% 4/24/34 (c)	1,300,000	1,266,210
5.557% 7/25/34 (c)	1,300,000	1,282,901
5.574% 7/25/29 (c)	1,300,000	1,294,616
Westpac Banking Corp. U.S. TREASURY 1 YEAR INDEX + 2.680% 5.405% 8/10/33 (c)(d)	1,400,000	1,316,721
Zions Bancorp NA 3.25% 10/29/29	850,000	667,682
		83,210,080
Capital Markets - 4.6%
Ares Capital Corp.:
2.15% 7/15/26	750,000	659,104
2.875% 6/15/27	1,100,000	967,684
3.25% 7/15/25	1,775,000	1,664,378
3.875% 1/15/26	240,000	224,486
4.25% 3/1/25	75,000	72,147
Blackstone Holdings Finance Co. LLC 2.8% 9/30/50 (b)	523,000	301,631
Deutsche Bank AG 4.5% 4/1/25	3,029,000	2,918,385
Deutsche Bank AG New York Branch:
2.129% 11/24/26 (c)	1,650,000	1,496,993
2.222% 9/18/24 (c)	1,000,000	998,433
6.72% 1/18/29 (c)	270,000	273,363
Goldman Sachs Group, Inc.:
1.431% 3/9/27 (c)	1,850,000	1,658,788
4.223% 5/1/29 (c)	900,000	847,939
Morgan Stanley:
1.794% 2/13/32 (c)	740,000	569,063
2.239% 7/21/32 (c)	1,500,000	1,179,946
4.431% 1/23/30 (c)	111,000	105,411
5.164% 4/20/29 (c)	2,500,000	2,452,075
5.424% 7/21/34 (c)	641,000	630,245
5.449% 7/20/29 (c)	316,000	314,145
NASDAQ, Inc.:
5.95% 8/15/53	189,000	188,218
6.1% 6/28/63	151,000	148,995
UBS Group AG:
1.305% 2/2/27 (b)(c)	800,000	711,251
2.095% 2/11/32 (b)(c)	1,550,000	1,194,939
3.091% 5/14/32 (b)(c)	1,200,000	988,903
3.126% 8/13/30 (b)(c)	613,000	525,474
4.194% 4/1/31 (b)(c)	800,000	720,342
4.988% 8/5/33 (b)(c)	1,200,000	1,118,305
6.537% 8/12/33 (b)(c)	500,000	519,283
9.016% 11/15/33 (b)(c)	300,000	363,267
		23,813,193
Consumer Finance - 3.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	900,000	855,646
2.45% 10/29/26	227,000	204,242
3% 10/29/28	237,000	205,375
3.3% 1/30/32	1,754,000	1,425,364
3.4% 10/29/33	526,000	417,004
3.85% 10/29/41	860,000	638,201
5.75% 6/6/28	1,200,000	1,189,521
Ally Financial, Inc.:
2.2% 11/2/28	480,000	387,215
4.75% 6/9/27	2,100,000	1,968,441
5.75% 11/20/25	910,000	882,672
6.992% 6/13/29 (c)	1,170,000	1,168,031
8% 11/1/31	717,000	741,361
Capital One Financial Corp.:
2.359% 7/29/32 (c)	1,785,000	1,273,333
3.8% 1/31/28	11,000	10,087
5.247% 7/26/30 (c)	662,000	629,752
5.268% 5/10/33 (c)	1,300,000	1,208,683
5.468% 2/1/29 (c)	318,000	308,482
5.817% 2/1/34 (c)	552,000	524,340
6.312% 6/8/29 (c)	1,250,000	1,249,316
Discover Financial Services:
4.1% 2/9/27	39,000	36,180
6.7% 11/29/32	98,000	97,535
Ford Motor Credit Co. LLC:
3.625% 6/17/31	200,000	162,043
4.271% 1/9/27	400,000	369,835
4.95% 5/28/27	1,850,000	1,735,951
Synchrony Financial:
3.95% 12/1/27	75,000	67,008
4.25% 8/15/24	858,000	835,708
4.375% 3/19/24	407,000	402,086
		18,993,412
Financial Services - 2.3%
Aon Corp. / Aon Global Holdings PLC 2.6% 12/2/31	404,000	331,505
Athene Global Funding:
1.45% 1/8/26 (b)	1,150,000	1,025,137
1.985% 8/19/28 (b)	1,355,000	1,121,325
2.5% 3/24/28 (b)	750,000	642,477
Blackstone Private Credit Fund:
2.7% 1/15/25	1,500,000	1,419,306
4.7% 3/24/25	127,000	123,447
7.05% 9/29/25	466,000	469,224
Brixmor Operating Partnership LP:
2.25% 4/1/28	410,000	348,400
4.05% 7/1/30	148,000	133,705
Corebridge Financial, Inc.:
3.65% 4/5/27	171,000	160,858
3.85% 4/5/29	168,000	153,745
3.9% 4/5/32	1,699,000	1,485,588
4.35% 4/5/42	45,000	35,601
4.4% 4/5/52	134,000	103,646
Equitable Holdings, Inc. 4.35% 4/20/28	700,000	662,311
Fiserv, Inc. 3.5% 7/1/29	271,000	247,335
Jackson Financial, Inc.:
3.125% 11/23/31	2,257,000	1,774,035
4% 11/23/51	800,000	534,003
5.17% 6/8/27	181,000	177,410
5.67% 6/8/32	194,000	184,780
Rexford Industrial Realty LP 2.15% 9/1/31	599,000	462,419
		11,596,257
Insurance - 4.1%
AIA Group Ltd.:
3.2% 9/16/40 (b)	950,000	686,315
3.6% 4/9/29 (b)	1,515,000	1,399,890
AmFam Holdings, Inc. 2.805% 3/11/31 (b)	950,000	706,327
Assurant, Inc. 2.65% 1/15/32	2,100,000	1,582,758
Athene Holding Ltd.:
3.45% 5/15/52	700,000	445,548
3.95% 5/25/51	316,000	220,930
6.65% 2/1/33	800,000	820,776
Empower Finance 2020 LP:
1.776% 3/17/31 (b)	324,000	253,474
3.075% 9/17/51 (b)	540,000	344,230
Fairfax Financial Holdings Ltd.:
3.375% 3/3/31	571,000	478,602
5.625% 8/16/32	2,100,000	2,026,802
Five Corners Funding Trust II 2.85% 5/15/30 (b)	890,000	761,943
Guardian Life Insurance Co. of America 4.85% 1/24/77 (b)	400,000	321,777
Hartford Financial Services Group, Inc. 4.3% 4/15/43	1,025,000	810,917
Intact Financial Corp. 5.459% 9/22/32 (b)	1,117,000	1,102,275
Liberty Mutual Group, Inc. 5.5% 6/15/52 (b)	1,050,000	949,835
Marsh & McLennan Companies, Inc.:
3.875% 3/15/24	11,000	10,885
4.375% 3/15/29	10,000	9,682
4.9% 3/15/49	834,000	764,853
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (b)	350,000	229,262
MetLife, Inc. 5.375% 7/15/33	2,500,000	2,488,658
New York Life Insurance Co. 4.45% 5/15/69 (b)	54,000	43,080
Pacific LifeCorp 3.35% 9/15/50 (b)	700,000	477,947
Prudential Financial, Inc. 6% 9/1/52 (c)	672,000	641,868
Reliance Standard Life Global Funding II 2.75% 5/7/25 (b)	478,000	449,627
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)	600,000	567,000
Unum Group 4.125% 6/15/51	2,220,000	1,568,967
Willis Group North America, Inc. 5.35% 5/15/33	1,200,000	1,158,368
		21,322,596
TOTAL FINANCIALS		158,935,538
HEALTH CARE - 6.9%
Biotechnology - 0.3%
Amgen, Inc.:
3.375% 2/21/50	700,000	489,794
5.25% 3/2/30	222,000	222,307
5.25% 3/2/33	251,000	249,695
5.65% 3/2/53	118,000	116,979
5.75% 3/2/63	216,000	213,310
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	400,000	318,338
		1,610,423
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 2.823% 5/20/30	750,000	648,591
Boston Scientific Corp. 2.65% 6/1/30	500,000	429,284
		1,077,875
Health Care Providers & Services - 3.7%
Centene Corp.:
2.625% 8/1/31	2,645,000	2,104,173
3% 10/15/30	1,310,000	1,095,763
4.25% 12/15/27	1,025,000	958,793
4.625% 12/15/29	585,000	537,908
Cigna Group:
3.4% 3/15/50	500,000	349,451
4.125% 11/15/25	4,000	3,898
4.375% 10/15/28	561,000	540,266
4.8% 8/15/38	1,907,000	1,757,907
4.9% 12/15/48	7,000	6,242
CVS Health Corp.:
5% 1/30/29	202,000	199,010
5.125% 2/21/30	2,200,000	2,166,929
5.25% 1/30/31	83,000	82,017
5.3% 6/1/33	1,900,000	1,860,863
5.875% 6/1/53	1,000,000	976,870
HCA Holdings, Inc.:
3.375% 3/15/29	439,000	391,397
3.625% 3/15/32	440,000	378,432
4.625% 3/15/52	660,000	529,578
5.125% 6/15/39	1,217,000	1,103,944
5.25% 6/15/49	240,000	209,468
Sabra Health Care LP:
3.2% 12/1/31	588,000	449,113
3.9% 10/15/29	123,000	103,930
UnitedHealth Group, Inc. 4.75% 7/15/45	950,000	882,984
Universal Health Services, Inc.:
2.65% 10/15/30	1,704,000	1,372,665
2.65% 1/15/32	1,072,000	833,797
		18,895,398
Pharmaceuticals - 2.7%
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (b)	1,050,000	1,016,906
4.875% 6/25/48 (b)	1,150,000	980,209
Bristol-Myers Squibb Co. 4.125% 6/15/39	138,000	121,879
Elanco Animal Health, Inc. 6.65% 8/28/28 (c)	1,375,000	1,356,094
Mylan NV 4.55% 4/15/28	1,004,000	945,250
Perrigo Finance PLC 4.65% 6/15/30	600,000	531,780
Pfizer Investment Enterprises:
4.75% 5/19/33	2,410,000	2,371,568
5.3% 5/19/53	1,854,000	1,854,675
Utah Acquisition Sub, Inc. 5.25% 6/15/46	650,000	513,589
Viatris, Inc.:
1.65% 6/22/25	3,427,000	3,170,987
2.7% 6/22/30	1,328,000	1,078,511
4% 6/22/50	105,000	69,552
		14,011,000
TOTAL HEALTH CARE		35,594,696
INDUSTRIALS - 4.1%
Aerospace & Defense - 1.7%
Northrop Grumman Corp. 4.03% 10/15/47	1,225,000	1,008,114
The Boeing Co.:
2.196% 2/4/26	1,200,000	1,107,007
2.75% 2/1/26	900,000	844,619
3.625% 2/1/31	2,000,000	1,785,451
3.75% 2/1/50	1,150,000	838,497
5.04% 5/1/27	900,000	890,093
5.15% 5/1/30	2,385,000	2,346,445
		8,820,226
Ground Transportation - 0.4%
Burlington Northern Santa Fe LLC 4.7% 9/1/45	500,000	450,637
Canadian Pacific Railway Co. 3.1% 12/2/51	458,000	310,904
Norfolk Southern Corp. 5.35% 8/1/54	950,000	923,536
Union Pacific Corp. 3.25% 2/5/50	800,000	578,126
		2,263,203
Machinery - 0.7%
Daimler Trucks Finance North America LLC 2% 12/14/26 (b)	1,276,000	1,147,068
Ingersoll Rand, Inc.:
5.4% 8/14/28	629,000	630,419
5.7% 8/14/33	697,000	706,762
Ingersoll-Rand Luxembourg Finance SA 4.5% 3/21/49	300,000	257,272
Westinghouse Air Brake Tech Co. 4.4% 3/15/24	1,000,000	989,229
		3,730,750
Passenger Airlines - 0.1%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	146,658	129,717
British Airways 2021-1 Class A Pass Through Trust equipment trust certificate 2.9% 9/15/36 (b)	283,564	238,225
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	108,073	97,586
United Airlines, Inc. 4.55% 2/25/33	156,514	140,787
		606,315
Professional Services - 0.3%
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (b)	25,000	22,700
5.95% 8/4/33	1,488,000	1,504,993
Leidos, Inc. 3.625% 5/15/25	70,000	67,446
		1,595,139
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
2.3% 2/1/25	850,000	804,435
2.875% 1/15/32	1,900,000	1,520,367
		2,324,802
Transportation Infrastructure - 0.4%
Avolon Holdings Funding Ltd.:
2.528% 11/18/27 (b)	1,601,000	1,366,737
4.375% 5/1/26 (b)	110,000	103,697
6.375% 5/4/28 (b)	440,000	436,461
		1,906,895
TOTAL INDUSTRIALS		21,247,330
INFORMATION TECHNOLOGY - 5.3%
Electronic Equipment, Instruments & Components - 1.4%
Dell International LLC/EMC Corp.:
3.45% 12/15/51 (b)	700,000	455,765
6.02% 6/15/26	2,125,000	2,147,391
6.2% 7/15/30	950,000	977,651
Vontier Corp.:
1.8% 4/1/26	3,000,000	2,688,672
2.95% 4/1/31	1,169,000	926,423
		7,195,902
IT Services - 0.2%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26	1,054,000	955,415
Semiconductors & Semiconductor Equipment - 1.6%
Broadcom, Inc.:
1.95% 2/15/28 (b)	854,000	740,600
2.45% 2/15/31 (b)	460,000	370,849
2.6% 2/15/33 (b)	1,617,000	1,250,154
3.469% 4/15/34 (b)	1,500,000	1,225,662
3.5% 2/15/41 (b)	371,000	271,786
3.75% 2/15/51 (b)	174,000	124,784
Marvell Technology, Inc. 2.45% 4/15/28	1,500,000	1,315,521
Micron Technology, Inc.:
2.703% 4/15/32	1,100,000	868,090
4.185% 2/15/27	1,250,000	1,191,410
NVIDIA Corp. 3.7% 4/1/60	1,050,000	833,422
		8,192,278
Software - 1.9%
Microsoft Corp. 3.3% 2/6/27	5,000,000	4,805,437
Oracle Corp.:
2.3% 3/25/28	529,000	465,508
2.875% 3/25/31	1,300,000	1,098,337
3.95% 3/25/51	1,880,000	1,374,056
4% 11/15/47	375,000	279,734
Roper Technologies, Inc. 2% 6/30/30	2,035,000	1,658,829
		9,681,901
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.:
2.8% 2/8/61	700,000	452,062
3.85% 8/4/46	800,000	677,992
		1,130,054
TOTAL INFORMATION TECHNOLOGY		27,155,550
MATERIALS - 1.2%
Chemicals - 1.2%
Celanese U.S. Holdings LLC:
6.165% 7/15/27	2,000,000	2,001,071
6.35% 11/15/28	256,000	256,660
6.55% 11/15/30	259,000	259,128
6.7% 11/15/33	151,000	151,635
International Flavors & Fragrances, Inc.:
1.832% 10/15/27 (b)	1,825,000	1,534,999
3.468% 12/1/50 (b)	525,000	326,380
5% 9/26/48	850,000	675,215
Sherwin-Williams Co. 4.5% 6/1/47	375,000	319,710
Westlake Corp. 3.375% 6/15/30	900,000	778,234
		6,303,032
Containers & Packaging - 0.0%
Avery Dennison Corp. 4.875% 12/6/28	50,000	48,877
TOTAL MATERIALS		6,351,909
REAL ESTATE - 5.9%
Equity Real Estate Investment Trusts (REITs) - 5.7%
Agree LP:
2% 6/15/28	2,100,000	1,762,509
4.8% 10/1/32	1,065,000	980,338
Alexandria Real Estate Equities, Inc. 1.875% 2/1/33	950,000	700,997
American Homes 4 Rent LP:
2.375% 7/15/31	44,000	34,840
3.375% 7/15/51	68,000	43,440
3.625% 4/15/32	183,000	156,781
4.3% 4/15/52	127,000	98,115
Camden Property Trust 2.8% 5/15/30	58,000	50,347
Corporate Office Properties LP:
2% 1/15/29	904,000	711,853
2.25% 3/15/26	52,000	46,964
2.75% 4/15/31	414,000	319,084
2.9% 12/1/33	1,600,000	1,155,681
Crown Castle International Corp. 3.25% 1/15/51	450,000	292,096
Hudson Pacific Properties LP:
3.95% 11/1/27	3,400,000	2,672,562
5.95% 2/15/28	1,900,000	1,606,670
Invitation Homes Operating Partnership LP:
2% 8/15/31	600,000	459,114
4.15% 4/15/32	269,000	239,410
Kite Realty Group Trust:
4% 3/15/25	14,000	13,450
4.75% 9/15/30	277,000	253,559
MPT Operating Partnership LP/MPT Finance Corp. 3.5% 3/15/31	1,725,000	1,120,168
NNN (REIT), Inc. 5.6% 10/15/33	1,900,000	1,861,858
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	278,000	207,490
3.375% 2/1/31	1,402,000	1,132,409
4.5% 1/15/25	600,000	585,063
4.5% 4/1/27	1,000,000	945,870
Piedmont Operating Partnership LP 2.75% 4/1/32	86,000	58,086
Realty Income Corp.:
2.85% 12/15/32	30,000	24,314
3.25% 1/15/31	30,000	25,942
Spirit Realty LP 2.1% 3/15/28	516,000	440,001
Store Capital Corp. 2.7% 12/1/31	1,675,000	1,185,064
Sun Communities Operating LP:
2.3% 11/1/28	97,000	81,549
2.7% 7/15/31	250,000	198,496
4.2% 4/15/32	1,800,000	1,582,873
5.7% 1/15/33	1,100,000	1,071,734
UDR, Inc.:
2.1% 8/1/32	939,000	704,334
2.1% 6/15/33	374,000	274,671
Ventas Realty LP 2.5% 9/1/31	729,000	574,816
VICI Properties LP:
4.75% 2/15/28	378,000	359,454
4.95% 2/15/30	1,100,000	1,034,660
5.125% 5/15/32	2,578,000	2,389,340
Vornado Realty LP:
2.15% 6/1/26	103,000	89,032
3.4% 6/1/31	372,000	274,519
Welltower OP LLC:
3.625% 3/15/24	10,000	9,871
4.125% 3/15/29	675,000	626,599
WP Carey, Inc.:
2.4% 2/1/31	348,000	278,145
4.25% 10/1/26	450,000	432,465
		29,166,633
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP 7.55% 3/15/28	412,000	386,315
Tanger Properties LP:
2.75% 9/1/31	596,000	443,369
3.125% 9/1/26	497,000	451,014
		1,280,698
TOTAL REAL ESTATE		30,447,331
UTILITIES - 8.5%
Electric Utilities - 3.8%
Alabama Power Co. 3.05% 3/15/32	380,000	326,077
American Transmission Systems, Inc. 2.65% 1/15/32 (b)	1,148,000	940,137
Cincinnati Gas & Electric Co. 5.25% 4/1/33	2,500,000	2,506,025
Cleco Corporate Holdings LLC:
3.743% 5/1/26	2,790,000	2,620,104
4.973% 5/1/46	750,000	601,687
Duke Energy Corp.:
2.45% 6/1/30	70,000	58,228
4.5% 8/15/32	1,240,000	1,153,877
5% 8/15/52	3,150,000	2,760,752
Duquesne Light Holdings, Inc.:
2.775% 1/7/32 (b)	266,000	205,243
3.616% 8/1/27 (b)	1,810,000	1,640,617
Entergy Corp. 2.8% 6/15/30	72,000	60,712
Exelon Corp.:
3.35% 3/15/32	1,602,000	1,376,437
4.1% 3/15/52	76,000	58,803
4.7% 4/15/50	800,000	678,746
5.1% 6/15/45	370,000	336,899
FirstEnergy Corp.:
2.25% 9/1/30	534,000	428,594
2.65% 3/1/30	780,000	653,637
4.15% 7/15/27	900,000	848,931
Nevada Power Co. 3.7% 5/1/29	75,000	69,531
Southern Co.:
4.4% 7/1/46	700,000	576,466
5.113% 8/1/27 (e)	2,050,000	2,037,520
		19,939,023
Gas Utilities - 0.1%
ONE Gas, Inc. 2% 5/15/30	278,000	227,804
Southern Co. Gas Capital Corp. 4.4% 5/30/47	625,000	500,597
		728,401
Independent Power and Renewable Electricity Producers - 1.8%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)	1,215,000	1,083,411
Emera U.S. Finance LP:
3.55% 6/15/26	2,550,000	2,412,527
4.75% 6/15/46	1,775,000	1,389,277
The AES Corp.:
1.375% 1/15/26	290,000	260,836
2.45% 1/15/31	4,120,000	3,271,406
3.3% 7/15/25 (b)	216,000	205,388
3.95% 7/15/30 (b)	593,000	527,089
		9,149,934
Multi-Utilities - 2.8%
Berkshire Hathaway Energy Co. 4.6% 5/1/53	2,000,000	1,647,851
Consolidated Edison Co. of New York, Inc. 5.2% 3/1/33	1,300,000	1,298,139
NiSource, Inc.:
2.95% 9/1/29	229,000	201,508
3.6% 5/1/30	950,000	851,410
4.375% 5/15/47	650,000	533,153
4.8% 2/15/44	500,000	436,748
5.25% 3/30/28	4,295,000	4,276,998
Puget Energy, Inc.:
2.379% 6/15/28	2,000,000	1,725,857
4.1% 6/15/30	1,023,000	914,981
4.224% 3/15/32	1,344,000	1,184,268
Sempra 3.8% 2/1/38	1,500,000	1,221,319
		14,292,232
TOTAL UTILITIES		44,109,590
TOTAL NONCONVERTIBLE BONDS (Cost $498,931,807)		435,135,570

U.S. Treasury Obligations - 8.7%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
1.75% 8/15/41	2,500,000	1,679,785
1.875% 2/15/41	2,943,000	2,042,396
2% 11/15/41	2,000,000	1,399,453
2% 8/15/51	274,000	173,958
2.25% 2/15/52	250,000	168,652
2.875% 5/15/52	600,000	465,773
3.625% 2/15/53	3,100,000	2,792,906
3.625% 5/15/53	34,980,000	31,547,581
4.125% 8/15/53	2,085,000	2,056,983
U.S. Treasury Notes:
3.375% 5/15/33	1,280,000	1,205,800
3.5% 2/15/33	1,404,000	1,337,091
TOTAL U.S. TREASURY OBLIGATIONS (Cost $49,709,371)		44,870,378

Foreign Government and Government Agency Obligations - 0.2%
	Principal Amount (a)	Value ($)
United Mexican States:
3.25% 4/16/30	200,000	177,058
4.5% 4/22/29	1,000,000	964,910
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,303,590)		1,141,968

Preferred Securities - 0.3%
	Principal Amount (a)	Value ($)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Enbridge, Inc. 5.75% 7/15/80 (c)	753,000	690,984
FINANCIALS - 0.2%
Capital Markets - 0.2%
UBS Group AG 4.875% (b)(c)(f)	950,000	794,565
TOTAL PREFERRED SECURITIES (Cost $1,705,128)		1,485,549

Money Market Funds - 6.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (g) (Cost $30,765,810)	30,759,667	30,765,819

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $582,415,706)	513,399,284
NET OTHER ASSETS (LIABILITIES) - 0.5%	2,398,381
NET ASSETS - 100.0%	515,797,665

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $62,337,935 or 12.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	18,373,868	121,250,275	108,858,324	1,349,531	-	-	30,765,819	0.1%
Fidelity Securities Lending Cash Central Fund 5.44%	-	42,783,480	42,783,480	3,061	-	-	-	0.0%
Total	18,373,868	164,033,755	151,641,804	1,352,592	-	-	30,765,819

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	435,135,570	-	435,135,570	-

U.S. Government and Government Agency Obligations	44,870,378	-	44,870,378	-

Foreign Government and Government Agency Obligations	1,141,968	-	1,141,968	-

Preferred Securities	1,485,549	-	1,485,549	-

Money Market Funds	30,765,819	30,765,819	-	-
Total Investments in Securities:	513,399,284	30,765,819	482,633,465	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $551,649,896)	$482,633,465
Fidelity Central Funds (cost $30,765,810)	30,765,819

Total Investment in Securities (cost $582,415,706)		$513,399,284
Receivable for fund shares sold		619,402
Interest receivable		5,482,529
Distributions receivable from Fidelity Central Funds		131,133
Total assets		519,632,348
Liabilities
Payable for investments purchased	$887,801
Payable for fund shares redeemed	2,945,443
Other payables and accrued expenses	1,439
Total Liabilities		3,834,683
Net Assets		$515,797,665
Net Assets consist of:
Paid in capital		$599,307,287
Total accumulated earnings (loss)		(83,509,622)
Net Assets		$515,797,665
Net Asset Value, offering price and redemption price per share ($515,797,665 ÷ 57,507,762 shares)		$8.97

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$89,610
Interest		16,606,988
Income from Fidelity Central Funds (including $3,061 from security lending)		1,352,592
Total Income		18,049,190
Expenses
Custodian fees and expenses	$4,886
Independent trustees' fees and expenses	1,552
Miscellaneous	24
Total expenses before reductions	6,462
Expense reductions	(2,144)
Total expenses after reductions		4,318
Net Investment income (loss)		18,044,872
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4,678,837)
Total net realized gain (loss)		(4,678,837)
Change in net unrealized appreciation (depreciation) on investment securities		(8,050,705)
Net gain (loss)		(12,729,542)
Net increase (decrease) in net assets resulting from operations		$5,315,330
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,044,872	$12,441,722
Net realized gain (loss)	(4,678,837)	(8,664,638)
Change in net unrealized appreciation (depreciation)	(8,050,705)	(75,589,918)
Net increase (decrease) in net assets resulting from operations	5,315,330	(71,812,834)
Distributions to shareholders	(17,892,148)	(13,556,971)

Share transactions
Proceeds from sales of shares	178,726,518	159,735,606
Reinvestment of distributions	17,849,306	13,556,971
Cost of shares redeemed	(65,819,030)	(133,720,473)

Net increase (decrease) in net assets resulting from share transactions	130,756,794	39,572,104
Total increase (decrease) in net assets	118,179,976	(45,797,701)

Net Assets
Beginning of period	397,617,689	443,415,390
End of period	$515,797,665	$397,617,689

Other Information
Shares
Sold	19,809,610	15,617,775
Issued in reinvestment of distributions	1,981,317	1,331,839
Redeemed	(7,313,917)	(13,369,559)
Net increase (decrease)	14,477,010	3,580,055

Financial Highlights
Fidelity® Series Corporate Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.24	$11.24	$11.31	$10.84	$9.95
Income from Investment Operations
Net investment income (loss) A,B	.362	.296	.296	.353	.377
Net realized and unrealized gain (loss)	(.274)	(1.974)	.054	.511	.917
Total from investment operations	.088	(1.678)	.350	.864	1.294
Distributions from net investment income	(.358)	(.295)	(.304)	(.356)	(.397)
Distributions from net realized gain	-	(.027)	(.116)	(.038)	(.007)
Total distributions	(.358)	(.322)	(.420)	(.394)	(.404)
Net asset value, end of period	$8.97	$9.24	$11.24	$11.31	$10.84
Total Return C	1.02%	(15.16)%	3.18%	8.19%	13.38%
Ratios to Average Net Assets B,D,E
Expenses before reductions	-% F	-% F	-% F	-% F	.01%
Expenses net of fee waivers, if any	-% F	-% F	-% F	-% F	.01%
Expenses net of all reductions	-% F	-% F	-% F	-% F	-% F
Net investment income (loss)	4.03%	2.89%	2.67%	3.26%	3.73%
Supplemental Data
Net assets, end of period (000 omitted)	$515,798	$397,618	$443,415	$208,418	$110,465
Portfolio turnover rate G	25%	41%	38%	37%	32%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Series Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities, and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales, and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$544,731
Gross unrealized depreciation	(69,638,013)
Net unrealized appreciation (depreciation)	$(69,093,282)
Tax Cost	$582,492,566

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$80,253
Capital loss carryforward	$(14,496,594)
Net unrealized appreciation (depreciation) on securities and other investments	$(69,093,282)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(5,476,531)
Long-term	(9,020,063)
Total capital loss carryforward	$(14,496,594)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$17,892,148	$ 12,440,415
Long-term Capital Gains	-	1,116,556
Total	$17,892,148	$ 13,556,971

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Corporate Bond Fund	109,611,807	20,815,696
5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Corporate Bond Fund	1,544

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Corporate Bond Fund	$333	$-	$-
8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,144.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Series Corporate Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Corporate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 16, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® Series Corporate Bond Fund	-%-D
Actual		$ 1,000	$ 1,017.40	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 6.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $17,690,258 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9891231.105
XBC-ANN-1023
Fidelity® Series Bond Index Fund

Annual Report
August 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Life of Fund A
Fidelity® Series Bond Index Fund	-1.12%	-0.35%

A   From April 26, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Bond Index Fund, on April 26, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund returned -1.12% versus the -1.19% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Differences in the way fund holdings and index components were priced modestly boosted relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Given the large number of securities in the index (roughly 13,400) and the significant costs associated with full replication of the index, we construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the index. Exposures include duration, key rate durations, credit quality, sector and issuer allocation and other factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (1.2)%*
Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (1.2)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 25.8%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
1.65% 2/1/28	8,000,000	6,840,106
2.25% 2/1/32	3,000,000	2,340,611
2.55% 12/1/33	7,900,000	6,027,907
2.75% 6/1/31	3,000,000	2,478,431
2.95% 7/15/26	1,425,000	1,329,736
3.5% 6/1/41	15,600,000	11,441,556
3.55% 9/15/55	11,721,000	7,649,933
3.65% 6/1/51	1,950,000	1,337,469
3.65% 9/15/59	8,327,000	5,388,992
3.8% 2/15/27	1,604,000	1,525,886
3.85% 6/1/60	2,670,000	1,820,660
4.3% 2/15/30	18,240,000	17,006,339
4.35% 3/1/29	3,665,000	3,467,522
4.35% 6/15/45	1,141,000	901,588
4.5% 3/9/48	1,460,000	1,165,330
4.65% 6/1/44	1,403,000	1,164,097
5.45% 3/1/47	1,500,000	1,377,269
Bell Canada:
3.65% 8/15/52	1,000,000	715,058
4.464% 4/1/48	2,540,000	2,090,370
British Telecommunications PLC 9.625% 12/15/30	3,618,000	4,405,878
Deutsche Telekom International Financial BV 8.75% 6/15/30 (b)	4,399,000	5,179,420
Orange SA 5.5% 2/6/44	535,000	522,274
Sprint Capital Corp. 8.75% 3/15/32	3,700,000	4,409,882
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	2,388,000	2,272,962
4.665% 3/6/38	1,050,000	868,299
5.213% 3/8/47	3,871,000	3,244,302
5.52% 3/1/49	600,000	523,747
7.045% 6/20/36	1,564,000	1,666,442
Telefonica Europe BV 8.25% 9/15/30	1,000,000	1,141,515
TELUS Corp. 3.4% 5/13/32	3,000,000	2,526,075
Verizon Communications, Inc.:
1.5% 9/18/30	3,600,000	2,812,726
1.68% 10/30/30	2,598,000	2,030,926
2.355% 3/15/32	7,035,000	5,564,250
2.55% 3/21/31	4,000,000	3,292,749
2.987% 10/30/56	9,153,000	5,469,533
3.15% 3/22/30	6,172,000	5,413,427
3.55% 3/22/51	11,000,000	7,709,906
3.7% 3/22/61	1,140,000	776,661
3.875% 3/1/52	9,800,000	7,345,008
4.016% 12/3/29	5,000,000	4,648,494
4.125% 3/16/27	1,247,000	1,201,236
4.272% 1/15/36	9,027,000	8,014,239
4.4% 11/1/34	673,000	609,758
4.75% 11/1/41	178,000	159,931
5.012% 4/15/49	205,000	183,856
5.012% 8/21/54	2,238,000	1,981,278
5.5% 3/16/47	572,000	551,625
		160,595,259
Entertainment - 0.1%
Activision Blizzard, Inc. 2.5% 9/15/50	1,800,000	1,144,621
The Walt Disney Co.:
2% 9/1/29	77,000	65,284
2.65% 1/13/31	5,000,000	4,283,458
2.75% 9/1/49	4,076,000	2,621,965
3.35% 3/24/25	5,400,000	5,239,793
3.5% 5/13/40	1,000,000	801,859
3.6% 1/13/51	3,600,000	2,709,013
3.7% 10/15/25	1,247,000	1,210,717
3.8% 5/13/60	4,400,000	3,328,695
4.7% 3/23/50	2,257,000	2,060,333
5.4% 10/1/43	691,000	688,238
6.15% 3/1/37	705,000	744,345
6.15% 2/15/41	1,872,000	2,008,255
		26,906,576
Interactive Media & Services - 0.2%
Alphabet, Inc.:
0.45% 8/15/25	3,400,000	3,120,461
1.1% 8/15/30	2,700,000	2,163,782
1.9% 8/15/40	1,792,000	1,202,591
1.998% 8/15/26	410,000	379,454
2.05% 8/15/50	2,700,000	1,616,194
Baidu, Inc.:
1.72% 4/9/26	8,500,000	7,690,290
4.375% 5/14/24	1,000,000	989,550
Meta Platforms, Inc.:
3.5% 8/15/27	3,600,000	3,430,953
3.85% 8/15/32	1,600,000	1,468,956
4.45% 8/15/52	6,000,000	5,092,072
4.6% 5/15/28	1,000,000	991,267
4.65% 8/15/62	1,700,000	1,446,112
4.95% 5/15/33	3,000,000	2,985,344
5.6% 5/15/53	2,000,000	2,008,222
		34,585,248
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.5% 6/1/41	5,200,000	3,446,379
3.5% 3/1/42	3,200,000	2,092,016
3.7% 4/1/51	700,000	434,999
3.75% 2/15/28	3,250,000	2,973,970
3.85% 4/1/61	4,200,000	2,509,182
4.2% 3/15/28	1,961,000	1,826,500
4.4% 4/1/33	3,300,000	2,905,656
4.4% 12/1/61	2,040,000	1,340,785
4.5% 2/1/24	14,500,000	14,394,303
4.908% 7/23/25	4,223,000	4,147,247
5.125% 7/1/49	2,445,000	1,881,362
5.375% 5/1/47	2,900,000	2,317,315
5.75% 4/1/48	933,000	786,037
6.384% 10/23/35	2,397,000	2,325,276
6.484% 10/23/45	836,000	769,078
Comcast Corp.:
1.95% 1/15/31	90,000	72,771
2.35% 1/15/27	4,242,000	3,891,769
2.65% 2/1/30	1,500,000	1,304,392
2.887% 11/1/51	4,521,000	2,899,098
2.937% 11/1/56	23,249,000	14,467,311
2.987% 11/1/63	6,882,000	4,160,573
3.15% 3/1/26	891,000	850,963
3.3% 2/1/27	5,722,000	5,412,674
3.375% 8/15/25	2,442,000	2,358,657
3.45% 2/1/50	2,000,000	1,459,666
3.7% 4/15/24	1,848,000	1,824,837
3.9% 3/1/38	2,000,000	1,706,297
3.969% 11/1/47	926,000	742,433
4% 3/1/48	2,139,000	1,721,273
4.15% 10/15/28	60,000	57,857
4.25% 10/15/30	5,000,000	4,757,030
4.55% 1/15/29	2,000,000	1,960,462
4.65% 2/15/33	6,600,000	6,437,747
4.75% 3/1/44	2,100,000	1,881,939
5.35% 5/15/53	2,000,000	1,957,143
6.45% 3/15/37	1,000,000	1,092,733
Discovery Communications LLC:
3.625% 5/15/30	3,200,000	2,810,496
3.95% 3/20/28	4,900,000	4,557,229
4% 9/15/55	1,031,000	672,401
4.65% 5/15/50	2,100,000	1,565,290
5.2% 9/20/47	1,497,000	1,211,871
5.3% 5/15/49	800,000	652,457
Fox Corp.:
4.709% 1/25/29	1,850,000	1,784,659
5.476% 1/25/39	1,478,000	1,341,355
5.576% 1/25/49	1,660,000	1,482,723
Grupo Televisa SA de CV:
5% 5/13/45	1,100,000	913,495
5.25% 5/24/49	2,360,000	2,040,173
Magallanes, Inc.:
4.279% 3/15/32	5,299,000	4,676,047
5.05% 3/15/42	5,600,000	4,603,379
5.141% 3/15/52	8,426,000	6,716,445
5.391% 3/15/62	1,600,000	1,269,873
Paramount Global:
3.375% 2/15/28	1,880,000	1,668,875
4% 1/15/26	1,069,000	1,026,334
4.375% 3/15/43	470,000	324,479
4.6% 1/15/45	1,301,000	897,800
4.95% 1/15/31	2,300,000	2,051,557
4.95% 5/19/50	1,440,000	1,055,259
5.85% 9/1/43	2,611,000	2,161,234
TCI Communications, Inc. 7.125% 2/15/28	7,100,000	7,631,346
Time Warner Cable Enterprises 8.375% 7/15/33	2,300,000	2,562,764
Time Warner Cable LLC:
4.5% 9/15/42	1,961,000	1,432,864
5.875% 11/15/40	2,300,000	2,001,201
6.55% 5/1/37	1,040,000	988,190
7.3% 7/1/38	713,000	722,304
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	911,000	834,400
3% 7/30/46	802,000	549,991
3.15% 9/17/25	1,688,000	1,620,631
4.125% 6/1/44	1,016,000	856,366
		169,851,218
Wireless Telecommunication Services - 0.4%
America Movil S.A.B. de CV:
3.625% 4/22/29	1,903,000	1,740,750
4.375% 7/16/42	2,510,000	2,123,987
6.125% 11/15/37	1,491,000	1,553,682
Rogers Communications, Inc.:
2.9% 11/15/26	445,000	410,349
3.625% 12/15/25	356,000	338,998
3.7% 11/15/49	1,300,000	883,322
3.8% 3/15/32	3,100,000	2,651,349
4.1% 10/1/23	1,860,000	1,857,077
4.3% 2/15/48	1,850,000	1,386,726
4.55% 3/15/52	3,000,000	2,324,557
5.45% 10/1/43	1,029,000	919,396
T-Mobile U.S.A., Inc.:
2.05% 2/15/28	2,700,000	2,357,258
2.875% 2/15/31	3,600,000	3,027,046
3.3% 2/15/51	7,500,000	5,035,408
3.5% 4/15/25	4,990,000	4,823,848
3.6% 11/15/60	1,200,000	803,629
3.75% 4/15/27	10,000,000	9,477,943
3.875% 4/15/30	7,550,000	6,891,075
4.95% 3/15/28	1,000,000	986,077
5.05% 7/15/33	3,400,000	3,280,786
5.2% 1/15/33	1,750,000	1,714,891
5.65% 1/15/53	5,400,000	5,267,426
5.75% 1/15/54	3,900,000	3,856,808
Vodafone Group PLC:
4.375% 5/30/28	6,205,000	6,091,742
5% 5/30/38	701,000	651,946
5.125% 6/19/59	3,600,000	3,065,598
5.25% 5/30/48	2,907,000	2,626,341
		76,148,015
TOTAL COMMUNICATION SERVICES		468,086,316
CONSUMER DISCRETIONARY - 1.4%
Automobile Components - 0.0%
Lear Corp. 5.25% 5/15/49	1,120,000	972,601
Automobiles - 0.3%
American Honda Finance Corp.:
1.2% 7/8/25	1,030,000	954,935
1.8% 1/13/31	2,300,000	1,844,813
2.15% 9/10/24	3,830,000	3,697,684
2.3% 9/9/26	891,000	818,803
3.55% 1/12/24	4,350,000	4,315,306
General Motors Co.:
4.2% 10/1/27	1,000,000	942,159
5% 10/1/28	248,000	240,674
5.15% 4/1/38	1,500,000	1,308,990
5.2% 4/1/45	761,000	628,862
5.4% 10/15/29	1,700,000	1,643,514
5.6% 10/15/32	1,200,000	1,155,029
5.95% 4/1/49	2,178,000	1,953,093
6.6% 4/1/36	2,041,000	2,051,481
6.75% 4/1/46	3,375,000	3,330,122
General Motors Financial Co., Inc.:
2.7% 8/20/27	1,000,000	889,314
2.7% 6/10/31	1,100,000	867,205
2.9% 2/26/25	1,050,000	1,002,565
3.5% 11/7/24	1,000,000	971,259
3.85% 1/5/28	1,247,000	1,149,055
4% 1/15/25	2,629,000	2,555,624
4% 10/6/26	656,000	620,033
4.3% 7/13/25	2,210,000	2,145,839
4.35% 1/17/27	1,425,000	1,355,808
5% 4/9/27	3,300,000	3,216,061
5.1% 1/17/24	6,462,000	6,441,056
5.65% 1/17/29	3,507,000	3,447,168
Honda Motor Co. Ltd. 2.534% 3/10/27	5,000,000	4,597,011
Toyota Motor Corp. 1.339% 3/25/26	1,700,000	1,548,347
		55,691,810
Broadline Retail - 0.3%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	4,810,000	3,850,886
3.15% 2/9/51	4,960,000	2,999,188
3.6% 11/28/24	1,000,000	972,820
4% 12/6/37	2,100,000	1,701,231
Amazon.com, Inc.:
0.8% 6/3/25	2,000,000	1,857,166
1% 5/12/26	3,900,000	3,524,438
1.5% 6/3/30	4,000,000	3,251,809
2.1% 5/12/31	3,900,000	3,234,032
2.5% 6/3/50	7,197,000	4,585,768
2.8% 8/22/24	1,155,000	1,125,528
3.1% 5/12/51	3,900,000	2,785,520
3.15% 8/22/27	8,864,000	8,335,195
3.3% 4/13/27	8,600,000	8,186,041
3.875% 8/22/37	9,601,000	8,640,197
4.05% 8/22/47	3,346,000	2,887,512
4.1% 4/13/62	2,800,000	2,321,359
4.25% 8/22/57	1,183,000	1,024,415
4.8% 12/5/34	1,069,000	1,075,839
eBay, Inc.:
1.4% 5/10/26	2,926,000	2,637,605
1.9% 3/11/25	6,540,000	6,194,811
4% 7/15/42	2,600,000	2,029,908
Kohl's Corp.:
4.25% 7/17/25	2,179,000	2,048,914
10.75% 5/15/25	1,306,000	1,346,913
		76,617,095
Distributors - 0.0%
Genuine Parts Co. 1.75% 2/1/25	3,100,000	2,930,505
Diversified Consumer Services - 0.1%
American University 3.672% 4/1/49	1,000,000	777,803
Duke University 2.832% 10/1/55	850,000	560,609
George Washington University:
4.126% 9/15/48	3,000,000	2,545,064
4.3% 9/15/44	356,000	304,825
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	829,000	777,737
4.3% 2/21/48	886,000	726,947
Massachusetts Institute of Technology:
2.989% 7/1/50	3,250,000	2,332,732
3.885% 7/1/2116	504,000	376,755
3.959% 7/1/38	842,000	756,810
Northwestern University:
3.662% 12/1/57	2,000,000	1,556,932
4.643% 12/1/44	597,000	566,802
President and Fellows of Harvard College:
3.3% 7/15/56	865,000	623,593
3.619% 10/1/37	178,000	152,321
Rice University 3.774% 5/15/55	340,000	270,160
Trustees of Princeton Univ. 5.7% 3/1/39	178,000	191,476
University Notre Dame du Lac 3.438% 2/15/45	593,000	470,319
University of Chicago 3% 10/1/52	1,100,000	774,305
University of Southern California:
2.945% 10/1/51	5,000,000	3,415,984
5.25% 10/1/2111	356,000	337,813
		17,518,987
Hotels, Restaurants & Leisure - 0.2%
Expedia, Inc. 2.95% 3/15/31	4,240,000	3,544,871
Marriott International, Inc.:
3.5% 10/15/32	4,080,000	3,466,465
5.75% 5/1/25	2,800,000	2,804,223
McDonald's Corp.:
3.6% 7/1/30	1,350,000	1,242,014
3.625% 9/1/49	6,943,000	5,235,435
3.7% 1/30/26	3,007,000	2,907,988
4.45% 3/1/47	1,013,000	874,641
4.6% 9/9/32	3,200,000	3,130,989
4.875% 12/9/45	968,000	894,045
6.3% 3/1/38	1,256,000	1,368,442
Metropolitan Museum of Art 3.4% 7/1/45	535,000	402,221
Starbucks Corp.:
2.25% 3/12/30	2,716,000	2,288,173
2.45% 6/15/26	1,782,000	1,663,048
2.55% 11/15/30	1,880,000	1,594,614
3.5% 3/1/28	1,000,000	938,620
3.5% 11/15/50	1,700,000	1,233,045
3.8% 8/15/25	1,239,000	1,204,872
3.85% 10/1/23	335,000	334,516
4% 11/15/28	2,547,000	2,437,269
4.5% 11/15/48	837,000	717,262
		38,282,753
Household Durables - 0.0%
D.R. Horton, Inc. 1.3% 10/15/26	1,700,000	1,498,795
Lennar Corp. 5% 6/15/27	1,700,000	1,674,119
Toll Brothers Finance Corp. 4.35% 2/15/28	1,300,000	1,219,937
Whirlpool Corp. 5.5% 3/1/33	3,000,000	2,974,644
		7,367,495
Leisure Products - 0.0%
Hasbro, Inc. 3.55% 11/19/26	5,340,000	5,015,457
Specialty Retail - 0.4%
Advance Auto Parts, Inc. 5.95% 3/9/28	2,447,000	2,419,819
AutoNation, Inc. 3.85% 3/1/32	1,800,000	1,523,889
AutoZone, Inc.:
3.25% 4/15/25	713,000	687,594
3.75% 6/1/27	1,034,000	983,304
4.75% 8/1/32	2,000,000	1,913,034
Lowe's Companies, Inc.:
1.3% 4/15/28	2,000,000	1,691,450
1.7% 10/15/30	3,300,000	2,620,171
3.65% 4/5/29	1,909,000	1,773,067
3.7% 4/15/46	624,000	467,783
3.75% 4/1/32	1,000,000	895,971
4.05% 5/3/47	2,050,000	1,602,931
4.4% 9/8/25	9,800,000	9,622,201
4.55% 4/5/49	1,688,000	1,408,046
4.65% 4/15/42	1,158,000	1,009,529
4.8% 4/1/26	2,000,000	1,976,826
5% 4/15/40	2,280,000	2,111,368
5.125% 4/15/50	1,200,000	1,090,423
5.15% 7/1/33	2,000,000	1,975,829
5.625% 4/15/53	1,500,000	1,456,771
5.75% 7/1/53	1,514,000	1,496,486
5.85% 4/1/63	2,100,000	2,053,671
O'Reilly Automotive, Inc. 4.7% 6/15/32	2,300,000	2,199,118
Ross Stores, Inc. 0.875% 4/15/26	1,900,000	1,696,879
The Home Depot, Inc.:
1.375% 3/15/31	5,900,000	4,618,990
2.375% 3/15/51	2,500,000	1,488,687
2.5% 4/15/27	3,300,000	3,049,854
2.8% 9/14/27	891,000	828,022
2.875% 4/15/27	5,000,000	4,691,830
2.95% 6/15/29	4,000,000	3,632,813
3% 4/1/26	1,788,000	1,709,044
3.125% 12/15/49	1,483,000	1,038,686
3.625% 4/15/52	2,000,000	1,522,923
3.75% 2/15/24	1,198,000	1,189,139
3.9% 12/6/28	1,027,000	987,151
3.9% 6/15/47	1,529,000	1,244,408
4.2% 4/1/43	281,000	244,987
4.25% 4/1/46	584,000	500,728
4.5% 12/6/48	2,879,000	2,572,810
4.875% 2/15/44	513,000	484,248
5.875% 12/16/36	3,154,000	3,383,789
5.95% 4/1/41	1,300,000	1,390,301
TJX Companies, Inc. 1.6% 5/15/31	5,125,000	4,117,694
		83,372,264
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	10,010,000	9,576,894
2.85% 3/27/30	1,110,000	990,900
3.25% 3/27/40	4,500,000	3,624,101
3.375% 11/1/46	802,000	620,673
VF Corp. 2.8% 4/23/27	2,000,000	1,816,845
		16,629,413
TOTAL CONSUMER DISCRETIONARY		304,398,380
CONSUMER STAPLES - 1.7%
Beverages - 0.5%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.7% 2/1/36	5,540,000	5,302,387
Anheuser-Busch InBev Finance, Inc.:
4.625% 2/1/44	1,025,000	930,703
4.7% 2/1/36	868,000	830,771
4.9% 2/1/46	3,240,000	3,014,007
Anheuser-Busch InBev Worldwide, Inc.:
4.439% 10/6/48	1,318,000	1,154,722
4.6% 4/15/48	3,342,000	3,009,829
4.6% 6/1/60	1,372,000	1,196,275
4.75% 4/15/58	2,600,000	2,327,329
4.95% 1/15/42	2,400,000	2,289,864
5.55% 1/23/49	10,112,000	10,357,792
5.8% 1/23/59 (Reg. S)	5,127,000	5,376,136
8.2% 1/15/39	499,000	637,762
Constellation Brands, Inc.:
2.875% 5/1/30	2,300,000	1,984,718
3.15% 8/1/29	366,000	327,008
3.5% 5/9/27	1,782,000	1,676,889
3.7% 12/6/26	1,346,000	1,282,519
4.5% 5/9/47	1,400,000	1,167,604
4.9% 5/1/33	3,100,000	2,988,892
Diageo Capital PLC:
1.375% 9/29/25	2,400,000	2,215,852
2% 4/29/30	2,600,000	2,169,292
5.875% 9/30/36	2,300,000	2,428,375
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	2,400,000	1,822,908
4.417% 5/25/25	3,878,000	3,802,915
4.5% 4/15/52	1,000,000	851,256
Molson Coors Beverage Co.:
3% 7/15/26	3,101,000	2,905,627
4.2% 7/15/46	2,358,000	1,868,725
PepsiCo, Inc.:
1.625% 5/1/30	3,571,000	2,937,856
2.375% 10/6/26	1,203,000	1,127,281
3% 10/15/27	45,000	42,328
3.6% 3/1/24	7,300,000	7,229,327
3.875% 3/19/60	2,400,000	1,961,745
4% 5/2/47	3,200,000	2,810,171
4.25% 10/22/44	1,069,000	926,579
4.45% 2/15/33	5,000,000	4,974,786
4.45% 4/14/46	1,034,000	955,658
The Coca-Cola Co.:
1.65% 6/1/30	1,500,000	1,235,999
2.25% 1/5/32	5,370,000	4,506,779
2.5% 6/1/40	3,700,000	2,674,091
2.5% 3/15/51	1,500,000	970,591
2.6% 6/1/50	1,500,000	997,962
2.75% 6/1/60	1,500,000	975,026
		98,246,336
Consumer Staples Distribution & Retail - 0.3%
Costco Wholesale Corp.:
1.375% 6/20/27	2,000,000	1,768,127
2.75% 5/18/24	1,069,000	1,047,151
Dollar General Corp. 5% 11/1/32	3,000,000	2,856,559
Dollar Tree, Inc.:
3.375% 12/1/51	1,000,000	644,654
4% 5/15/25	1,425,000	1,382,468
Kroger Co.:
1.7% 1/15/31	4,600,000	3,573,638
2.65% 10/15/26	508,000	469,878
3.5% 2/1/26	713,000	680,701
4.45% 2/1/47	2,100,000	1,751,105
5.15% 8/1/43	485,000	436,094
5.4% 1/15/49	1,161,000	1,107,252
Sysco Corp.:
2.45% 12/14/31	3,100,000	2,509,910
3.3% 7/15/26	584,000	554,215
3.3% 2/15/50	1,700,000	1,165,252
3.75% 10/1/25	1,016,000	982,529
6.6% 4/1/40	2,600,000	2,743,468
Target Corp.:
2.25% 4/15/25	15,000,000	14,319,398
3.9% 11/15/47	1,549,000	1,263,964
4% 7/1/42	1,247,000	1,082,974
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	2,600,000	2,205,950
3.45% 6/1/26	3,591,000	3,392,175
4.65% 6/1/46	980,000	763,986
4.8% 11/18/44	1,607,000	1,257,391
Walmart, Inc.:
2.85% 7/8/24	2,000,000	1,956,156
3.3% 4/22/24	787,000	776,026
3.625% 12/15/47	2,215,000	1,788,081
3.7% 6/26/28	2,192,000	2,112,432
3.9% 4/15/28	2,000,000	1,938,816
3.95% 9/9/27	2,000,000	1,952,183
4.05% 6/29/48	4,969,000	4,370,706
4.1% 4/15/33	2,000,000	1,905,933
4.3% 4/22/44	1,069,000	963,138
5.25% 9/1/35	1,540,000	1,610,356
5.625% 4/1/40	356,000	383,908
5.625% 4/15/41	820,000	877,325
6.5% 8/15/37	1,475,000	1,700,490
		70,294,389
Food Products - 0.4%
Archer Daniels Midland Co.:
3.25% 3/27/30	6,980,000	6,349,717
4.5% 3/15/49	1,300,000	1,166,400
Bunge Ltd. Finance Corp. 2.75% 5/14/31	2,000,000	1,672,802
Campbell Soup Co. 4.8% 3/15/48	2,496,000	2,165,700
Conagra Brands, Inc.:
4.85% 11/1/28	2,429,000	2,364,568
5.3% 11/1/38	2,484,000	2,294,409
5.4% 11/1/48	324,000	294,909
General Mills, Inc.:
3% 2/1/51	803,000	540,620
4% 4/17/25	4,100,000	3,996,274
4.2% 4/17/28	3,066,000	2,940,155
JBS U.S.A. Lux SA / JBS Food Co.:
3% 5/15/32	2,000,000	1,579,387
5.75% 4/1/33	8,100,000	7,709,048
Kellogg Co.:
3.25% 4/1/26	663,000	630,769
4.3% 5/15/28	1,069,000	1,028,494
Kraft Heinz Foods Co.:
3.75% 4/1/30	2,900,000	2,656,620
3.875% 5/15/27	18,800,000	17,958,601
5% 7/15/35	1,700,000	1,650,711
6.875% 1/26/39	3,300,000	3,616,702
McCormick & Co., Inc. 4.95% 4/15/33	1,800,000	1,743,663
Mondelez International, Inc.:
1.875% 10/15/32	2,000,000	1,550,023
2.625% 9/4/50	1,900,000	1,190,143
The J.M. Smucker Co. 2.375% 3/15/30	3,800,000	3,199,958
Tyson Foods, Inc.:
4% 3/1/26	1,314,000	1,270,257
4.35% 3/1/29	4,604,000	4,356,716
5.1% 9/28/48	2,436,000	2,114,720
Unilever Capital Corp.:
1.375% 9/14/30	3,597,000	2,863,221
1.75% 8/12/31	4,100,000	3,279,926
2% 7/28/26	284,000	262,958
3.1% 7/30/25	517,000	498,301
		82,945,772
Household Products - 0.1%
Colgate-Palmolive Co.:
3.25% 3/15/24	1,782,000	1,760,061
4% 8/15/45	1,000,000	885,695
Kimberly-Clark Corp.:
1.05% 9/15/27	3,500,000	3,022,176
3.05% 8/15/25	4,000,000	3,847,323
3.2% 4/25/29	3,610,000	3,343,594
3.2% 7/30/46	445,000	322,165
Procter & Gamble Co.:
2.45% 11/3/26	3,400,000	3,183,209
2.8% 3/25/27	4,860,000	4,558,041
2.85% 8/11/27	802,000	751,497
3% 3/25/30	8,500,000	7,766,786
		29,440,547
Personal Care Products - 0.1%
Estee Lauder Companies, Inc.:
1.95% 3/15/31	4,300,000	3,470,089
4.15% 3/15/47	1,300,000	1,093,336
Kenvue, Inc.:
4.9% 3/22/33 (c)	1,900,000	1,889,448
5.05% 3/22/28 (c)	1,900,000	1,905,042
5.05% 3/22/53 (c)	2,900,000	2,839,779
		11,197,694
Tobacco - 0.3%
Altria Group, Inc.:
2.45% 2/4/32	2,700,000	2,107,342
3.4% 5/6/30	1,570,000	1,379,227
3.8% 2/14/24	829,000	821,526
4% 2/4/61	1,700,000	1,150,314
4.25% 8/9/42	1,744,000	1,321,103
4.8% 2/14/29	2,465,000	2,388,408
5.375% 1/31/44	1,000,000	928,526
5.8% 2/14/39	4,010,000	3,907,134
5.95% 2/14/49	3,554,000	3,309,175
BAT Capital Corp.:
3.222% 8/15/24	1,836,000	1,790,457
3.462% 9/6/29	3,400,000	2,964,225
3.557% 8/15/27	3,773,000	3,500,134
4.39% 8/15/37	3,200,000	2,534,118
4.54% 8/15/47	2,983,000	2,169,215
4.7% 4/2/27	2,000,000	1,939,695
4.758% 9/6/49	2,900,000	2,149,392
4.906% 4/2/30	2,700,000	2,542,710
6.421% 8/2/33	3,000,000	2,994,662
BAT International Finance PLC:
1.668% 3/25/26	1,000,000	905,587
5.931% 2/2/29	2,460,000	2,450,298
Philip Morris International, Inc.:
2.75% 2/25/26	668,000	630,268
3.375% 8/15/29	2,800,000	2,518,825
3.6% 11/15/23	654,000	651,364
3.875% 8/21/42	860,000	671,546
4.125% 3/4/43	5,432,000	4,314,998
4.875% 2/15/28	2,200,000	2,171,598
4.875% 11/15/43	1,069,000	939,778
5.125% 11/17/27	2,300,000	2,295,680
5.375% 2/15/33	2,200,000	2,172,420
5.75% 11/17/32	1,600,000	1,622,762
6.375% 5/16/38	258,000	277,156
Reynolds American, Inc.:
4.45% 6/12/25	1,259,000	1,231,711
4.85% 9/15/23	321,000	320,890
5.7% 8/15/35	1,000,000	924,921
5.85% 8/15/45	756,000	656,713
7.25% 6/15/37	1,287,000	1,352,778
		66,006,656
TOTAL CONSUMER STAPLES		358,131,394
ENERGY - 1.7%
Energy Equipment & Services - 0.0%
Baker Hughes Co.:
4.08% 12/15/47	4,181,000	3,326,929
5.125% 9/15/40	356,000	336,418
Halliburton Co.:
3.8% 11/15/25	46,000	44,856
4.5% 11/15/41	2,300,000	1,938,867
5% 11/15/45	1,344,000	1,209,686
6.7% 9/15/38	2,780,000	3,059,023
7.45% 9/15/39	267,000	310,670
		10,226,449
Oil, Gas & Consumable Fuels - 1.7%
Apache Corp.:
5.1% 9/1/40	535,000	444,781
5.25% 2/1/42	2,900,000	2,379,635
Boardwalk Pipelines LP 4.95% 12/15/24	846,000	833,776
BP Capital Markets PLC:
3.279% 9/19/27	670,000	630,957
3.723% 11/28/28	9,700,000	9,124,064
Canadian Natural Resources Ltd.:
2.95% 7/15/30	4,300,000	3,668,527
3.9% 2/1/25	335,000	325,567
4.95% 6/1/47	1,141,000	990,620
6.25% 3/15/38	1,221,000	1,230,547
Cenovus Energy, Inc.:
2.65% 1/15/32	3,000,000	2,414,843
4.25% 4/15/27	1,693,000	1,626,205
5.4% 6/15/47	1,676,000	1,506,558
6.75% 11/15/39	1,556,000	1,613,331
Cheniere Corpus Christi Holdings LLC 3.7% 11/15/29	3,730,000	3,390,905
Cheniere Energy Partners LP 5.95% 6/30/33 (c)	4,200,000	4,191,456
Chevron Corp.:
1.554% 5/11/25	1,300,000	1,222,867
2.236% 5/11/30	100,000	85,637
2.895% 3/3/24	4,194,000	4,137,768
2.954% 5/16/26	1,961,000	1,868,925
2.978% 5/11/40	1,300,000	963,303
3.078% 5/11/50	1,300,000	923,094
Chevron U.S.A., Inc.:
4.2% 10/15/49	1,100,000	908,831
4.95% 8/15/47	2,459,000	2,259,988
Columbia Pipeline Group, Inc. 4.5% 6/1/25	593,000	578,567
ConocoPhillips Co.:
4.025% 3/15/62	2,000,000	1,530,155
4.875% 10/1/47	1,400,000	1,267,875
5.05% 9/15/33	1,300,000	1,291,948
5.55% 3/15/54	1,300,000	1,303,212
5.95% 3/15/46	1,069,000	1,112,726
6.5% 2/1/39	3,342,000	3,727,224
Devon Energy Corp.:
5% 6/15/45	4,024,000	3,442,822
5.6% 7/15/41	513,000	476,458
Diamondback Energy, Inc. 4.25% 3/15/52	3,500,000	2,627,895
Eastern Gas Transmission & Storage, Inc. 3.9% 11/15/49	2,300,000	1,606,106
Enbridge, Inc.:
3.4% 8/1/51	2,030,000	1,360,799
3.5% 6/10/24	504,000	494,848
4.5% 6/10/44	1,000,000	817,349
5.5% 12/1/46	2,582,000	2,386,978
5.7% 3/8/33	3,100,000	3,101,429
Energy Transfer LP:
3.9% 5/15/24 (b)	1,000,000	985,187
3.9% 7/15/26	1,340,000	1,281,097
4.95% 6/15/28	1,681,000	1,628,035
5% 5/15/44 (b)	1,200,000	977,085
5% 5/15/50	900,000	740,821
5.15% 2/1/43	1,800,000	1,513,931
5.15% 3/15/45	1,425,000	1,201,400
5.25% 4/15/29	3,400,000	3,321,900
5.3% 4/1/44	1,034,000	880,890
5.4% 10/1/47	980,000	844,122
5.5% 6/1/27	300,000	298,254
5.75% 2/15/33	3,500,000	3,479,816
5.8% 6/15/38	5,730,000	5,431,485
6% 6/15/48	3,656,000	3,379,555
6.25% 4/15/49	105,000	100,517
Enterprise Products Operating LP:
3.125% 7/31/29	1,000,000	895,830
3.2% 2/15/52	1,700,000	1,148,328
3.3% 2/15/53	500,000	341,911
3.7% 2/15/26	316,000	304,747
3.95% 2/15/27	4,613,000	4,435,463
3.95% 1/31/60	2,310,000	1,703,319
4.2% 1/31/50	2,500,000	1,997,509
4.25% 2/15/48	5,064,000	4,127,152
4.8% 2/1/49	265,000	232,838
4.85% 8/15/42	445,000	399,483
4.85% 3/15/44	891,000	795,411
4.9% 5/15/46	763,000	677,873
5.35% 1/31/33	3,000,000	3,016,707
5.7% 2/15/42	356,000	350,896
6.45% 9/1/40	1,000,000	1,065,703
7.55% 4/15/38	356,000	407,657
EOG Resources, Inc. 4.15% 1/15/26	998,000	977,050
EQT Corp. 5.7% 4/1/28	2,071,000	2,061,812
Equinor ASA:
2.375% 5/22/30	2,880,000	2,473,649
3.125% 4/6/30	3,353,000	3,045,096
3.25% 11/18/49	1,250,000	884,280
3.625% 9/10/28	2,153,000	2,043,580
3.7% 3/1/24	651,000	645,296
3.7% 4/6/50	3,000,000	2,316,593
3.95% 5/15/43	1,000,000	837,631
5.1% 8/17/40	356,000	346,292
Exxon Mobil Corp.:
3.043% 3/1/26	1,484,000	1,417,851
3.452% 4/15/51	7,600,000	5,654,822
3.482% 3/19/30	10,000,000	9,247,470
3.567% 3/6/45	1,186,000	925,489
4.227% 3/19/40	2,310,000	2,064,539
Hess Corp.:
3.5% 7/15/24	677,000	662,791
4.3% 4/1/27	2,800,000	2,693,608
5.6% 2/15/41	606,000	569,759
6% 1/15/40	1,000,000	981,479
7.125% 3/15/33	2,500,000	2,724,425
Kinder Morgan Energy Partners LP:
3.5% 9/1/23	356,000	356,000
4.7% 11/1/42	677,000	551,956
5% 3/1/43	178,000	150,796
5.4% 9/1/44	2,700,000	2,346,784
5.5% 3/1/44	1,247,000	1,112,454
5.625% 9/1/41	178,000	161,677
6.55% 9/15/40	535,000	531,544
Kinder Morgan, Inc.:
4.3% 3/1/28	1,776,000	1,692,953
5.2% 6/1/33	6,800,000	6,513,820
5.2% 3/1/48	885,000	762,142
5.3% 12/1/34	1,524,000	1,449,496
5.55% 6/1/45	3,400,000	3,072,761
7.75% 1/15/32	1,000,000	1,117,551
7.8% 8/1/31	1,200,000	1,341,513
Magellan Midstream Partners LP:
3.95% 3/1/50	1,590,000	1,113,845
4.25% 9/15/46	980,000	722,515
5% 3/1/26	535,000	528,705
Marathon Oil Corp.:
4.4% 7/15/27	3,070,000	2,925,552
5.2% 6/1/45	891,000	737,745
Marathon Petroleum Corp.:
4.5% 4/1/48	3,210,000	2,491,595
6.5% 3/1/41	178,000	181,411
MPLX LP:
4.125% 3/1/27	1,685,000	1,613,295
4.7% 4/15/48	3,476,000	2,789,453
4.8% 2/15/29	2,638,000	2,541,847
5% 3/1/33	4,000,000	3,775,716
5.2% 3/1/47	1,091,000	939,211
5.5% 2/15/49	1,800,000	1,603,831
5.65% 3/1/53	1,600,000	1,449,716
Occidental Petroleum Corp.:
6.375% 9/1/28	6,200,000	6,305,090
7.875% 9/15/31	6,500,000	7,199,153
ONEOK, Inc.:
4.45% 9/1/49	1,110,000	834,091
4.95% 7/13/47	1,043,000	857,452
5.2% 7/15/48	538,000	460,076
5.65% 11/1/28	900,000	901,314
6.1% 11/15/32	4,500,000	4,571,046
6.35% 1/15/31	5,000,000	5,139,281
6.625% 9/1/53	1,800,000	1,815,330
Ovintiv, Inc.:
6.25% 7/15/33	1,000,000	998,242
6.5% 2/1/38	2,591,000	2,545,158
Phillips 66 Co.:
3.15% 12/15/29	4,300,000	3,789,170
3.9% 3/15/28	4,400,000	4,166,340
4.65% 11/15/34	1,000,000	938,292
4.875% 11/15/44	178,000	160,844
5.875% 5/1/42	1,693,000	1,726,616
Plains All American Pipeline LP/PAA Finance Corp.:
3.8% 9/15/30	4,890,000	4,327,223
4.9% 2/15/45	339,000	271,485
6.65% 1/15/37	1,498,000	1,518,514
Sabine Pass Liquefaction LLC 5.875% 6/30/26	8,200,000	8,238,010
Shell International Finance BV:
2.375% 11/7/29	7,700,000	6,688,794
3.125% 11/7/49	3,000,000	2,091,556
3.25% 5/11/25	2,523,000	2,442,404
3.5% 11/13/23	9,747,000	9,705,936
4% 5/10/46	713,000	586,174
4.375% 5/11/45	3,970,000	3,444,435
4.55% 8/12/43	2,800,000	2,530,767
6.375% 12/15/38	748,000	823,473
Spectra Energy Partners LP 3.375% 10/15/26	2,907,000	2,736,920
Suncor Energy, Inc.:
4% 11/15/47	3,021,000	2,264,652
6.8% 5/15/38	1,505,000	1,571,915
6.85% 6/1/39	356,000	371,544
Targa Resources Corp.:
4.95% 4/15/52	1,000,000	811,596
6.125% 3/15/33	6,400,000	6,516,562
The Williams Companies, Inc.:
3.75% 6/15/27	4,163,000	3,918,722
4.85% 3/1/48	1,722,000	1,465,787
5.4% 3/2/26	4,720,000	4,712,484
5.65% 3/15/33	2,500,000	2,513,920
5.75% 6/24/44	339,000	320,795
Total Capital International SA:
3.127% 5/29/50	600,000	414,727
3.455% 2/19/29	3,803,000	3,539,594
3.461% 7/12/49	1,500,000	1,116,528
3.75% 4/10/24	356,000	351,947
Total Capital SA 3.883% 10/11/28	7,780,000	7,416,272
TransCanada PipeLines Ltd.:
2.5% 10/12/31	4,700,000	3,744,903
4.75% 5/15/38	378,000	330,663
4.875% 1/15/26	891,000	879,919
4.875% 5/15/48	877,000	744,925
5.1% 3/15/49	1,836,000	1,612,065
6.1% 6/1/40	1,195,000	1,203,815
7.625% 1/15/39	1,700,000	1,925,857
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	3,970,000	3,499,130
3.95% 5/15/50	970,000	724,600
4.45% 8/1/42	1,381,000	1,148,787
4.6% 3/15/48	2,813,000	2,347,437
Valero Energy Corp.:
2.8% 12/1/31	2,100,000	1,722,125
3.4% 9/15/26	2,720,000	2,574,488
4% 4/1/29	1,836,000	1,732,243
6.625% 6/15/37	966,000	1,028,155
Western Gas Partners LP:
4.5% 3/1/28	1,000,000	941,009
5.45% 4/1/44	2,500,000	2,100,168
		362,363,414
TOTAL ENERGY		372,589,863
FINANCIALS - 8.7%
Banks - 4.9%
Australia and New Zealand Banking Group Ltd. 3.7% 11/16/25	944,000	913,349
Banco Santander SA:
1.849% 3/25/26	4,400,000	3,973,762
2.749% 12/3/30	1,400,000	1,084,900
2.958% 3/25/31	4,400,000	3,618,231
3.225% 11/22/32 (b)	1,000,000	787,000
3.8% 2/23/28	1,000,000	915,637
4.175% 3/24/28 (b)	1,000,000	937,689
5.294% 8/18/27	1,400,000	1,372,456
6.921% 8/8/33	1,400,000	1,399,537
Bank of America Corp.:
1.658% 3/11/27 (b)	9,900,000	8,945,617
1.734% 7/22/27 (b)	7,800,000	6,979,356
1.898% 7/23/31 (b)	4,200,000	3,315,448
2.015% 2/13/26 (b)	15,400,000	14,520,898
2.087% 6/14/29 (b)	8,400,000	7,166,916
2.299% 7/21/32 (b)	3,700,000	2,918,015
2.456% 10/22/25 (b)	2,600,000	2,499,135
2.482% 9/21/36 (b)	1,900,000	1,443,329
2.572% 10/20/32 (b)	7,000,000	5,610,968
2.651% 3/11/32 (b)	12,800,000	10,463,037
2.676% 6/19/41 (b)	9,300,000	6,403,904
2.687% 4/22/32 (b)	5,100,000	4,172,878
2.831% 10/24/51 (b)	3,893,000	2,495,674
2.972% 7/21/52 (b)	2,700,000	1,780,702
3.194% 7/23/30 (b)	2,934,000	2,575,817
3.248% 10/21/27	3,268,000	3,044,490
3.366% 1/23/26 (b)	8,569,000	8,263,854
3.419% 12/20/28 (b)	19,130,000	17,542,329
3.593% 7/21/28 (b)	1,978,000	1,841,078
3.705% 4/24/28 (b)	1,568,000	1,467,766
3.974% 2/7/30 (b)	2,521,000	2,321,063
4% 4/1/24	867,000	858,380
4% 1/22/25	1,069,000	1,041,327
4.078% 4/23/40 (b)	5,000,000	4,202,515
4.083% 3/20/51 (b)	8,350,000	6,710,237
4.183% 11/25/27	10,318,000	9,793,562
4.2% 8/26/24	1,515,000	1,488,024
4.25% 10/22/26	713,000	684,736
4.271% 7/23/29 (b)	7,550,000	7,125,010
4.33% 3/15/50 (b)	2,333,000	1,976,292
4.443% 1/20/48 (b)	2,718,000	2,319,688
4.45% 3/3/26	2,317,000	2,252,977
4.948% 7/22/28 (b)	2,800,000	2,741,486
5% 1/21/44	958,000	911,169
5.202% 4/25/29 (b)	2,000,000	1,969,762
5.288% 4/25/34 (b)	1,800,000	1,756,454
5.875% 2/7/42	409,000	423,546
6.11% 1/29/37	1,224,000	1,267,831
7.75% 5/14/38	2,324,000	2,719,447
Bank of Montreal:
3.3% 2/5/24	11,100,000	10,978,188
3.803% 12/15/32 (b)	1,720,000	1,522,837
4.7% 9/14/27	3,700,000	3,608,215
Bank of Nova Scotia:
3.4% 2/11/24	9,151,000	9,049,690
4.5% 12/16/25	2,830,000	2,743,727
4.85% 2/1/30	3,400,000	3,291,430
5.25% 12/6/24	6,500,000	6,464,340
5.25% 6/12/28	1,600,000	1,585,929
Barclays PLC:
2.279% 11/24/27 (b)	4,700,000	4,173,778
2.852% 5/7/26 (b)	300,000	283,537
2.894% 11/24/32 (b)	4,700,000	3,670,708
3.33% 11/24/42 (b)	1,000,000	684,329
3.564% 9/23/35 (b)	2,000,000	1,589,389
3.932% 5/7/25 (b)	572,000	563,638
4.337% 1/10/28	998,000	941,039
4.375% 1/12/26	711,000	685,372
4.836% 5/9/28	1,711,000	1,585,478
4.95% 1/10/47	3,320,000	2,865,490
4.972% 5/16/29 (b)	759,000	721,348
5.088% 6/20/30 (b)	1,000,000	916,211
5.2% 5/12/26	2,580,000	2,503,486
5.25% 8/17/45	998,000	894,568
5.829% 5/9/27 (b)	2,000,000	1,981,662
6.224% 5/9/34 (b)	1,800,000	1,777,679
7.119% 6/27/34 (b)	1,900,000	1,897,435
7.437% 11/2/33 (b)	1,900,000	2,033,507
BB&T Corp. 3.875% 3/19/29	5,000,000	4,468,946
BPCE SA 4% 4/15/24	284,000	280,644
Canadian Imperial Bank of Commerce 3.6% 4/7/32	4,100,000	3,651,572
Citigroup, Inc.:
1.122% 1/28/27 (b)	9,700,000	8,693,211
1.462% 6/9/27 (b)	9,250,000	8,236,754
2.561% 5/1/32 (b)	3,000,000	2,417,059
2.904% 11/3/42 (b)	1,900,000	1,304,968
3.057% 1/25/33 (b)	4,300,000	3,547,502
3.52% 10/27/28 (b)	16,306,000	15,048,375
3.668% 7/24/28 (b)	1,351,000	1,256,398
3.7% 1/12/26	1,984,000	1,902,207
3.75% 6/16/24	2,000,000	1,972,062
3.785% 3/17/33 (b)	5,600,000	4,868,801
3.887% 1/10/28 (b)	802,000	757,634
3.98% 3/20/30 (b)	5,278,000	4,860,725
4.125% 7/25/28	2,752,000	2,565,812
4.3% 11/20/26	2,984,000	2,866,867
4.4% 6/10/25	713,000	695,247
4.6% 3/9/26	1,069,000	1,040,861
4.65% 7/30/45	2,930,000	2,523,419
4.75% 5/18/46	1,403,000	1,176,696
5.3% 5/6/44	356,000	323,995
5.316% 3/26/41 (b)	3,530,000	3,353,532
5.5% 9/13/25	891,000	885,999
5.61% 9/29/26 (b)	4,000,000	3,981,740
5.875% 2/22/33	2,000,000	1,997,431
5.875% 1/30/42	1,298,000	1,316,992
6.27% 11/17/33 (b)	2,500,000	2,606,889
6.625% 6/15/32	1,600,000	1,670,317
6.675% 9/13/43	3,800,000	3,989,073
8.125% 7/15/39	3,263,000	4,063,136
Citizens Financial Group, Inc. 2.638% 9/30/32	337,000	245,796
Comerica, Inc. 3.8% 7/22/26	651,000	596,168
Export-Import Bank of Korea:
0.625% 2/9/26	5,100,000	4,549,402
1.125% 12/29/26	2,000,000	1,743,432
2.375% 6/25/24	2,000,000	1,948,700
2.875% 1/21/25	4,215,000	4,064,479
Fifth Third Bancorp:
2.55% 5/5/27	4,300,000	3,843,913
6.361% 10/27/28 (b)	3,130,000	3,154,954
8.25% 3/1/38	371,000	418,854
HSBC Holdings PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.650% 6.332% 3/9/44 (b)(d)	600,000	605,024
2.013% 9/22/28 (b)	1,800,000	1,546,951
2.206% 8/17/29 (b)	5,590,000	4,683,067
2.633% 11/7/25 (b)	9,800,000	9,397,944
2.804% 5/24/32 (b)	5,730,000	4,576,745
2.848% 6/4/31 (b)	1,800,000	1,484,508
3.803% 3/11/25 (b)	9,504,000	9,385,058
3.9% 5/25/26	1,961,000	1,867,671
4.25% 8/18/25	998,000	962,716
4.292% 9/12/26 (b)	13,003,000	12,542,200
4.375% 11/23/26	3,716,000	3,541,058
4.762% 3/29/33 (b)	2,100,000	1,866,263
5.25% 3/14/44	1,654,000	1,453,370
5.887% 8/14/27 (b)	2,000,000	1,993,728
6.1% 1/14/42	1,400,000	1,465,265
6.254% 3/9/34 (b)	6,200,000	6,267,439
6.5% 5/2/36	807,000	789,976
6.5% 9/15/37	2,564,000	2,511,624
6.8% 6/1/38	2,600,000	2,609,281
7.39% 11/3/28 (b)	4,700,000	4,937,926
8.113% 11/3/33 (b)	3,700,000	4,022,860
HSBC U.S.A., Inc. 3.5% 6/23/24	1,247,000	1,224,045
Huntington Bancshares, Inc.:
4.443% 8/4/28 (b)	2,000,000	1,881,377
6.208% 8/21/29 (b)	1,500,000	1,509,847
Huntington National Bank 4.552% 5/17/28 (b)	3,900,000	3,692,925
ING Groep NV:
1.726% 4/1/27 (b)	2,300,000	2,068,291
2.727% 4/1/32 (b)	2,300,000	1,878,687
4.252% 3/28/33 (b)	1,000,000	899,228
Japan Bank International Cooperation:
1.25% 1/21/31	8,076,000	6,332,455
1.875% 7/21/26	4,640,000	4,251,534
2.125% 2/10/25	284,000	271,017
2.25% 11/4/26	744,000	684,981
2.375% 4/20/26	470,000	439,536
2.5% 5/23/24	25,000,000	24,435,882
2.75% 1/21/26	450,000	426,902
2.875% 6/1/27	1,354,000	1,263,048
3.25% 7/20/28	1,604,000	1,500,747
3.5% 10/31/28	1,000,000	942,427
JPMorgan Chase & Co.:
0.768% 8/9/25 (b)	11,000,000	10,450,338
0.969% 6/23/25 (b)	11,100,000	10,640,078
1.47% 9/22/27 (b)	3,400,000	3,003,245
1.578% 4/22/27 (b)	7,261,000	6,519,981
1.953% 2/4/32 (b)	10,000,000	7,881,743
2.545% 11/8/32 (b)	4,100,000	3,312,152
2.58% 4/22/32 (b)	7,281,000	5,960,300
2.739% 10/15/30 (b)	2,600,000	2,228,844
2.95% 10/1/26	4,497,000	4,201,822
2.956% 5/13/31 (b)	5,000,000	4,250,103
3.109% 4/22/51 (b)	300,000	203,058
3.22% 3/1/25 (b)	8,329,000	8,213,795
3.3% 4/1/26	1,604,000	1,524,609
3.328% 4/22/52 (b)	1,500,000	1,053,923
3.509% 1/23/29 (b)	11,000,000	10,140,682
3.54% 5/1/28 (b)	3,030,000	2,827,664
3.875% 9/10/24	5,833,000	5,718,820
3.882% 7/24/38 (b)	2,572,000	2,168,564
3.9% 7/15/25	3,850,000	3,741,280
3.964% 11/15/48 (b)	1,676,000	1,330,443
4.005% 4/23/29 (b)	1,686,000	1,581,689
4.125% 12/15/26	1,047,000	1,007,635
4.203% 7/23/29 (b)	14,141,000	13,356,525
4.25% 10/1/27	5,400,000	5,222,010
4.323% 4/26/28 (b)	1,500,000	1,442,340
4.565% 6/14/30 (b)	4,100,000	3,918,864
4.586% 4/26/33 (b)	8,600,000	8,042,263
4.85% 2/1/44	2,000,000	1,882,235
4.851% 7/25/28 (b)	6,200,000	6,075,708
4.95% 6/1/45	707,000	649,831
5.35% 6/1/34 (b)	5,300,000	5,236,948
5.5% 10/15/40	1,016,000	1,022,137
5.6% 7/15/41	267,000	270,669
5.625% 8/16/43	891,000	886,955
6.4% 5/15/38	4,660,000	5,132,170
KeyBank NA:
3.4% 5/20/26	711,000	633,928
4.15% 8/8/25	1,000,000	946,187
5% 1/26/33	3,000,000	2,605,771
KeyCorp 4.789% 6/1/33 (b)	1,500,000	1,294,341
Korea Development Bank:
0.4% 6/19/24	2,500,000	2,400,489
1.625% 1/19/31	2,750,000	2,185,019
Lloyds Banking Group PLC:
4.344% 1/9/48	2,674,000	1,997,653
4.375% 3/22/28	4,000,000	3,790,764
4.582% 12/10/25	420,000	404,358
4.65% 3/24/26	1,533,000	1,479,948
4.976% 8/11/33 (b)	1,900,000	1,758,694
5.871% 3/6/29 (b)	4,000,000	3,969,210
7.953% 11/15/33 (b)	1,900,000	2,035,149
Manufacturers & Traders Trust Co. 4.7% 1/27/28	4,700,000	4,393,720
Mitsubishi UFJ Financial Group, Inc.:
1.538% 7/20/27 (b)	8,000,000	7,131,911
2.309% 7/20/32 (b)	7,850,000	6,216,482
2.494% 10/13/32 (b)	1,300,000	1,041,787
2.801% 7/18/24	1,294,000	1,259,608
3.195% 7/18/29	3,113,000	2,751,590
3.751% 7/18/39	3,286,000	2,716,922
3.85% 3/1/26	1,173,000	1,126,467
4.153% 3/7/39	4,100,000	3,544,671
5.422% 2/22/29 (b)	4,000,000	3,983,063
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (b)	6,800,000	6,797,657
1.554% 7/9/27 (b)	3,712,000	3,295,616
2.226% 5/25/26 (b)	1,600,000	1,495,967
2.26% 7/9/32 (b)	3,800,000	2,945,138
2.591% 5/25/31 (b)	1,400,000	1,147,868
2.839% 7/16/25 (b)	4,600,000	4,464,264
5.748% 7/6/34 (b)	3,000,000	2,970,806
5.778% 7/6/29 (b)	1,500,000	1,502,434
National Australia Bank Ltd. 5.132% 11/22/24	5,820,000	5,796,755
NatWest Group PLC:
3 month U.S. LIBOR + 1.750% 4.892% 5/18/29 (b)(d)	2,600,000	2,477,796
3.754% 11/1/29 (b)	7,840,000	7,481,306
3.875% 9/12/23	540,000	539,806
4.445% 5/8/30 (b)	252,000	231,200
4.8% 4/5/26	1,176,000	1,144,971
5.808% 9/13/29 (b)	2,100,000	2,082,608
5.847% 3/2/27 (b)	2,120,000	2,107,414
Oesterreichische Kontrollbank AG 0.375% 9/17/25	2,083,000	1,900,013
PNC Financial Services Group, Inc.:
1.15% 8/13/26	15,000,000	13,300,287
2.2% 11/1/24	3,500,000	3,359,148
3.5% 1/23/24	630,000	623,197
3.9% 4/29/24	1,007,000	992,092
5.354% 12/2/28 (b)	2,250,000	2,216,852
5.582% 6/12/29 (b)	2,000,000	1,983,609
5.939% 8/18/34 (b)	4,400,000	4,450,477
Rabobank Nederland:
3.75% 7/21/26	3,431,000	3,220,034
4.375% 8/4/25	853,000	826,794
5.25% 5/24/41	535,000	544,681
5.75% 12/1/43	1,590,000	1,558,847
Rabobank Nederland New York Branch:
0.375% 1/12/24	4,650,000	4,564,080
3.375% 5/21/25	533,000	514,505
Royal Bank of Canada:
2.05% 1/21/27	5,000,000	4,494,683
2.55% 7/16/24	9,480,000	9,224,407
4.24% 8/3/27	4,200,000	4,042,330
4.65% 1/27/26	2,315,000	2,270,584
5% 5/2/33	2,100,000	2,031,846
6% 11/1/27	2,000,000	2,047,311
Santander Holdings U.S.A., Inc.:
2.49% 1/6/28 (b)	3,800,000	3,331,785
6.565% 6/12/29 (b)	900,000	896,052
Santander UK Group Holdings PLC:
6.534% 1/10/29 (b)	5,600,000	5,644,102
6.833% 11/21/26 (b)	6,400,000	6,480,372
Sumitomo Mitsui Banking Corp. 3.4% 7/11/24	814,000	797,914
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	2,000,000	1,851,622
2.142% 9/23/30	5,967,000	4,718,212
2.174% 1/14/27	8,300,000	7,444,534
2.348% 1/15/25	2,000,000	1,909,045
2.696% 7/16/24	3,600,000	3,503,639
2.75% 1/15/30	2,000,000	1,700,735
3.05% 1/14/42	4,100,000	3,009,679
3.544% 1/17/28	4,800,000	4,427,047
3.936% 10/16/23	2,794,000	2,787,523
5.52% 1/13/28	1,600,000	1,599,392
5.776% 7/13/33	4,000,000	4,058,537
The Toronto-Dominion Bank:
2.65% 6/12/24	9,030,000	8,811,899
3.2% 3/10/32	3,700,000	3,152,021
3.25% 3/11/24	6,720,000	6,633,467
4.108% 6/8/27	5,000,000	4,775,103
4.693% 9/15/27	2,000,000	1,950,685
Truist Financial Corp.:
1.125% 8/3/27	6,000,000	5,072,870
4.26% 7/28/26 (b)	5,000,000	4,830,106
5.867% 6/8/34 (b)	1,200,000	1,188,980
U.S. Bancorp:
1.375% 7/22/30	6,900,000	5,231,659
3.1% 4/27/26	6,704,000	6,291,327
3.9% 4/26/28	5,500,000	5,161,777
4.548% 7/22/28 (b)	5,900,000	5,637,851
5.775% 6/12/29 (b)	2,100,000	2,095,413
5.85% 10/21/33 (b)	1,800,000	1,792,755
Wells Fargo & Co.:
0.805% 5/19/25 (b)	8,900,000	8,566,929
2.406% 10/30/25 (b)	11,000,000	10,548,008
3% 10/23/26	3,624,000	3,356,713
3.068% 4/30/41 (b)	7,000,000	5,010,567
3.3% 9/9/24	4,985,000	4,867,242
3.35% 3/2/33 (b)	6,500,000	5,473,741
3.55% 9/29/25	756,000	725,304
3.75% 1/24/24	5,040,000	4,999,786
3.9% 5/1/45	849,000	664,577
4.1% 6/3/26	575,000	551,614
4.15% 1/24/29	665,000	627,179
4.4% 6/14/46	1,272,000	1,008,297
4.48% 1/16/24	681,000	677,022
4.54% 8/15/26 (b)	10,000,000	9,764,740
4.75% 12/7/46	3,496,000	2,906,497
4.808% 7/25/28 (b)	4,800,000	4,655,883
4.897% 7/25/33 (b)	3,100,000	2,916,905
4.9% 11/17/45	742,000	637,006
5.013% 4/4/51 (b)	3,840,000	3,467,426
5.375% 11/2/43	5,130,000	4,724,130
5.389% 4/24/34 (b)	9,700,000	9,447,874
5.557% 7/25/34 (b)	3,000,000	2,960,540
5.574% 7/25/29 (b)	3,150,000	3,136,955
5.606% 1/15/44	6,636,000	6,246,566
Westpac Banking Corp.:
U.S. TREASURY 1 YEAR INDEX + 2.680% 5.405% 8/10/33 (b)(d)	2,000,000	1,881,030
2.85% 5/13/26	846,000	797,904
2.894% 2/4/30 (b)	6,140,000	5,798,555
3.3% 2/26/24	74,000	73,141
3.735% 8/26/25	2,000,000	1,942,121
4.043% 8/26/27	6,800,000	6,606,441
4.11% 7/24/34 (b)	1,590,000	1,392,942
4.421% 7/24/39	1,910,000	1,538,614
5.457% 11/18/27	3,500,000	3,552,292
		1,060,859,635
Capital Markets - 1.7%
Affiliated Managers Group, Inc. 3.5% 8/1/25	846,000	808,132
Ameriprise Financial, Inc. 5.15% 5/15/33	1,300,000	1,271,903
Ares Capital Corp.:
2.15% 7/15/26	4,800,000	4,218,266
3.25% 7/15/25	1,000,000	937,678
3.875% 1/15/26	1,500,000	1,403,036
4.2% 6/10/24	2,600,000	2,554,422
Bank of New York Mellon Corp.:
1.8% 7/28/31	6,500,000	5,109,346
2.8% 5/4/26	1,004,000	942,831
4.414% 7/24/26 (b)	5,000,000	4,888,011
4.967% 4/26/34 (b)	1,700,000	1,632,208
5.834% 10/25/33 (b)	2,000,000	2,049,851
BlackRock, Inc.:
1.9% 1/28/31	5,500,000	4,461,594
3.5% 3/18/24	517,000	511,390
Brookfield Finance, Inc. 2.724% 4/15/31	6,700,000	5,463,312
Charles Schwab Corp.:
0.9% 3/11/26	3,900,000	3,483,056
1.65% 3/11/31	4,520,000	3,459,775
2% 3/20/28	1,600,000	1,378,551
2.45% 3/3/27	4,600,000	4,139,723
3.85% 5/21/25	1,950,000	1,890,877
5.643% 5/19/29 (b)	1,000,000	997,979
6.136% 8/24/34 (b)	1,800,000	1,830,779
CI Financial Corp. 3.2% 12/17/30	3,700,000	2,854,093
CME Group, Inc. 5.3% 9/15/43	1,840,000	1,862,660
Credit Suisse AG:
3.625% 9/9/24	7,519,000	7,313,737
5% 7/9/27	1,300,000	1,266,603
Deutsche Bank AG:
4.1% 1/13/26	4,800,000	4,578,963
4.5% 4/1/25	427,000	411,407
Deutsche Bank AG New York Branch:
2.311% 11/16/27 (b)	3,500,000	3,068,678
3.7% 5/30/24	1,746,000	1,711,775
3.729% 1/14/32 (b)	3,300,000	2,554,253
4.1% 1/13/26	3,886,000	3,706,738
6.119% 7/14/26 (b)	3,000,000	2,981,977
7.146% 7/13/27 (b)	1,600,000	1,623,934
Franklin Resources, Inc. 2.85% 3/30/25	677,000	649,733
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (b)	9,000,000	8,348,445
2.383% 7/21/32 (b)	12,700,000	10,038,713
2.615% 4/22/32 (b)	16,100,000	13,027,263
3.5% 1/23/25	891,000	862,817
3.625% 2/20/24	1,872,000	1,851,988
3.691% 6/5/28 (b)	7,900,000	7,395,614
3.75% 2/25/26	1,038,000	995,592
3.8% 3/15/30	1,644,000	1,495,437
3.85% 7/8/24	677,000	665,964
3.85% 1/26/27	5,390,000	5,115,665
4.017% 10/31/38 (b)	4,100,000	3,409,313
4.223% 5/1/29 (b)	11,800,000	11,117,428
4.25% 10/21/25	391,000	379,417
4.411% 4/23/39 (b)	3,500,000	3,032,008
4.75% 10/21/45	2,813,000	2,527,202
5.15% 5/22/45	4,190,000	3,851,404
5.7% 11/1/24	2,000,000	1,996,168
5.95% 1/15/27	2,674,000	2,702,081
6.125% 2/15/33	2,400,000	2,551,835
6.75% 10/1/37	5,170,000	5,481,019
Intercontinental Exchange, Inc.:
1.85% 9/15/32	4,020,000	3,051,361
2.65% 9/15/40	4,020,000	2,795,757
3% 6/15/50	2,892,000	1,930,200
3.75% 12/1/25	1,025,000	989,214
4.6% 3/15/33	5,300,000	5,062,498
Jefferies Financial Group, Inc.:
2.625% 10/15/31	1,000,000	779,482
4.15% 1/23/30	3,100,000	2,791,849
4.85% 1/15/27	1,100,000	1,069,409
Moody's Corp.:
2% 8/19/31	1,100,000	884,716
4.25% 8/8/32	1,700,000	1,597,941
4.875% 2/15/24	2,795,000	2,795,019
4.875% 12/17/48	2,500,000	2,272,819
Morgan Stanley:
1.164% 10/21/25 (b)	8,200,000	7,733,272
1.512% 7/20/27 (b)	6,100,000	5,415,776
1.593% 5/4/27 (b)	17,500,000	15,699,937
1.794% 2/13/32 (b)	5,470,000	4,206,454
2.188% 4/28/26 (b)	2,320,000	2,186,480
2.239% 7/21/32 (b)	16,300,000	12,822,077
3.125% 7/27/26	998,000	933,916
3.591% 7/22/28 (b)	1,515,000	1,401,560
3.7% 10/23/24	1,069,000	1,046,215
3.772% 1/24/29 (b)	20,700,000	19,199,912
3.875% 4/29/24	2,616,000	2,583,659
3.875% 1/27/26	935,000	899,926
3.95% 4/23/27	8,938,000	8,431,007
3.971% 7/22/38 (b)	1,114,000	929,896
4.21% 4/20/28 (b)	6,700,000	6,405,564
4.3% 1/27/45	356,000	302,463
4.375% 1/22/47	1,978,000	1,692,467
4.457% 4/22/39 (b)	5,218,000	4,594,178
5.123% 2/1/29 (b)	2,500,000	2,450,327
5.164% 4/20/29 (b)	1,400,000	1,373,162
5.25% 4/21/34 (b)	3,500,000	3,399,614
5.297% 4/20/37 (b)	2,500,000	2,327,050
5.597% 3/24/51 (b)	1,100,000	1,107,116
5.948% 1/19/38 (b)	1,100,000	1,069,636
6.296% 10/18/28 (b)	2,000,000	2,051,565
6.342% 10/18/33 (b)	2,000,000	2,095,298
6.375% 7/24/42	4,162,000	4,546,922
7.25% 4/1/32	178,000	202,484
NASDAQ, Inc.:
1.65% 1/15/31	3,450,000	2,701,077
3.85% 6/30/26	1,000,000	962,296
5.35% 6/28/28	700,000	700,290
5.95% 8/15/53	2,234,000	2,224,758
Nomura Holdings, Inc.:
1.653% 7/14/26	1,000,000	886,368
3.103% 1/16/30	6,459,000	5,475,954
5.386% 7/6/27	2,600,000	2,550,889
6.07% 7/12/28	1,000,000	1,003,910
6.181% 1/18/33	1,000,000	1,014,484
Northern Trust Corp.:
1.95% 5/1/30	50,000	41,188
4% 5/10/27	1,100,000	1,056,373
6.125% 11/2/32	1,300,000	1,327,307
S&P Global, Inc.:
2.45% 3/1/27	3,500,000	3,227,122
2.9% 3/1/32	6,200,000	5,310,160
3.25% 12/1/49	2,000,000	1,433,912
State Street Corp.:
1.684% 11/18/27 (b)	5,652,000	5,072,674
2.65% 5/19/26	1,346,000	1,267,451
4.821% 1/26/34 (b)	3,200,000	3,036,259
UBS Group AG:
4.55% 4/17/26	1,515,000	1,466,178
4.875% 5/15/45	3,199,000	2,850,061
		361,599,553
Consumer Finance - 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.45% 10/29/26	4,000,000	3,598,987
2.875% 8/14/24	1,567,000	1,519,293
3% 10/29/28	3,750,000	3,249,608
3.4% 10/29/33	2,500,000	1,981,960
3.65% 7/21/27	802,000	737,677
3.85% 10/29/41	2,500,000	1,855,234
3.875% 1/23/28	2,798,000	2,572,616
4.45% 10/1/25	1,756,000	1,700,028
4.5% 9/15/23	634,000	633,687
4.875% 1/16/24	3,624,000	3,605,849
Ally Financial, Inc.:
4.75% 6/9/27	1,100,000	1,031,088
5.125% 9/30/24	5,600,000	5,513,625
6.992% 6/13/29 (b)	1,500,000	1,497,476
8% 11/1/31	1,762,000	1,837,101
American Express Co.:
2.5% 7/30/24	11,755,000	11,416,004
4.05% 12/3/42	1,243,000	1,055,320
4.42% 8/3/33 (b)	1,000,000	927,463
5.282% 7/27/29 (b)	9,500,000	9,396,983
5.85% 11/5/27	2,000,000	2,042,999
Capital One Financial Corp.:
3.3% 10/30/24	3,800,000	3,690,700
3.75% 7/28/26	1,737,000	1,624,146
3.75% 3/9/27	4,135,000	3,847,399
3.8% 1/31/28	2,317,000	2,124,584
4.25% 4/30/25	5,000,000	4,846,998
4.927% 5/10/28 (b)	2,400,000	2,308,718
5.268% 5/10/33 (b)	1,000,000	929,756
5.817% 2/1/34 (b)	1,000,000	949,891
6.377% 6/8/34 (b)	2,300,000	2,271,885
Discover Financial Services 4.5% 1/30/26	3,354,000	3,221,888
John Deere Capital Corp.:
2.65% 6/24/24	1,864,000	1,822,513
2.65% 6/10/26	891,000	836,712
2.8% 9/8/27	47,000	43,479
3.05% 1/6/28	5,000,000	4,663,458
3.45% 3/13/25	1,850,000	1,801,488
3.45% 3/7/29	2,779,000	2,585,884
4.15% 9/15/27	2,000,000	1,952,206
4.35% 9/15/32	2,000,000	1,940,859
4.9% 3/3/28	2,100,000	2,106,875
Synchrony Financial:
3.7% 8/4/26	842,000	766,478
4.375% 3/19/24	106,000	104,720
5.15% 3/19/29	5,225,000	4,792,204
Toyota Motor Credit Corp.:
1.15% 8/13/27	7,300,000	6,317,694
1.65% 1/10/31	2,100,000	1,677,689
1.9% 4/6/28	1,250,000	1,101,803
2.15% 2/13/30	2,000,000	1,700,596
3% 4/1/25	5,350,000	5,163,692
3.05% 3/22/27	2,500,000	2,346,210
3.35% 1/8/24	3,504,000	3,475,263
4.55% 9/20/27	1,400,000	1,378,531
		128,567,317
Financial Services - 0.9%
AB Svensk Exportkredit:
0.25% 9/29/23	3,316,000	3,303,583
1.75% 12/12/23	10,000,000	9,900,620
Aon Corp. / Aon Global Holdings PLC:
2.6% 12/2/31	4,000,000	3,282,226
2.85% 5/28/27	4,500,000	4,142,825
Berkshire Hathaway, Inc.:
3.125% 3/15/26	2,050,000	1,965,584
4.5% 2/11/43	356,000	333,585
Blackstone Private Credit Fund:
2.7% 1/15/25	4,700,000	4,447,160
4.7% 3/24/25	5,000,000	4,860,102
BP Capital Markets America, Inc.:
3% 2/24/50	5,290,000	3,524,055
3.017% 1/16/27	1,693,000	1,588,017
3.06% 6/17/41	3,600,000	2,640,733
3.633% 4/6/30	5,000,000	4,616,327
4.812% 2/13/33	2,700,000	2,613,428
Brixmor Operating Partnership LP:
3.9% 3/15/27	1,005,000	935,886
4.05% 7/1/30	1,138,000	1,028,081
4.125% 6/15/26	1,346,000	1,277,363
4.125% 5/15/29	1,216,000	1,106,113
Corebridge Financial, Inc.:
4.4% 4/5/52	2,000,000	1,546,949
6.875% 12/15/52 (b)	1,800,000	1,750,082
DH Europe Finance II SARL:
2.6% 11/15/29	1,500,000	1,322,320
3.25% 11/15/39	2,600,000	2,063,066
3.4% 11/15/49	1,000,000	746,719
Equitable Holdings, Inc. 5% 4/20/48	2,150,000	1,808,505
Fidelity National Information Services, Inc.:
1.15% 3/1/26	5,023,000	4,520,237
2.25% 3/1/31	4,000,000	3,228,941
Fiserv, Inc.:
2.25% 6/1/27	5,700,000	5,110,318
2.75% 7/1/24	10,000	9,751
3.5% 7/1/29	2,799,000	2,554,575
4.4% 7/1/49	2,682,000	2,192,173
5.375% 8/21/28	3,050,000	3,058,184
Global Payments, Inc.:
1.2% 3/1/26	7,100,000	6,350,983
2.9% 5/15/30	4,600,000	3,885,828
4.8% 4/1/26	1,000,000	977,918
5.4% 8/15/32	1,800,000	1,764,729
Japan International Cooperation Agency 1.75% 4/28/31	2,622,000	2,106,929
KfW:
0% 4/18/36	13,551,000	7,792,270
0.25% 10/19/23	7,000,000	6,954,613
0.375% 7/18/25	3,680,000	3,381,444
2% 5/2/25	682,000	648,849
2.5% 11/20/24	5,558,000	5,373,823
2.625% 2/28/24	6,735,000	6,641,978
2.875% 4/3/28	2,738,000	2,563,296
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	1,515,000	1,395,771
2.5% 11/15/27	1,576,000	1,458,134
3.125% 11/14/23	5,000,000	4,977,578
MasterCard, Inc.:
3.3% 3/26/27	1,600,000	1,523,035
3.8% 11/21/46	677,000	557,389
3.85% 3/26/50	4,600,000	3,820,758
National Rural Utilities Cooperative Finance Corp.:
4.15% 12/15/32	5,800,000	5,298,953
5.8% 1/15/33	1,700,000	1,754,730
PayPal Holdings, Inc.:
1.65% 6/1/25	4,300,000	4,028,348
2.3% 6/1/30	2,800,000	2,352,443
2.4% 10/1/24	1,000,000	966,715
2.85% 10/1/29	3,160,000	2,793,610
5.25% 6/1/62	1,400,000	1,331,962
The Western Union Co. 2.85% 1/10/25	2,130,000	2,040,965
Visa, Inc.:
1.9% 4/15/27	5,100,000	4,620,713
2.05% 4/15/30	13,400,000	11,370,699
2.7% 4/15/40	1,000,000	744,749
2.75% 9/15/27	2,125,000	1,970,933
3.15% 12/14/25	1,606,000	1,540,161
4.3% 12/14/45	2,719,000	2,458,107
Voya Financial, Inc.:
3.65% 6/15/26	2,814,000	2,657,711
5.7% 7/15/43	668,000	615,757
		190,199,389
Insurance - 0.6%
ACE INA Holdings, Inc.:
1.375% 9/15/30	6,000,000	4,722,268
3.35% 5/3/26	4,752,000	4,555,165
4.35% 11/3/45	713,000	623,153
AFLAC, Inc.:
3.6% 4/1/30	4,959,000	4,520,442
4% 10/15/46	673,000	524,451
Allstate Corp.:
1.45% 12/15/30	7,877,000	6,040,019
3.28% 12/15/26	841,000	794,597
4.2% 12/15/46	1,348,000	1,064,717
American International Group, Inc.:
3.875% 1/15/35	481,000	415,023
3.9% 4/1/26	336,000	324,340
4.2% 4/1/28	3,307,000	3,156,857
4.375% 6/30/50	2,390,000	1,980,493
4.5% 7/16/44	1,582,000	1,335,300
4.7% 7/10/35	1,034,000	906,086
4.75% 4/1/48	923,000	811,398
5.75% 4/1/48 (b)	2,050,000	1,935,714
Aon PLC:
3.5% 6/14/24	1,456,000	1,430,451
4% 11/27/23	535,000	531,547
4.6% 6/14/44	285,000	244,311
4.75% 5/15/45	1,048,000	911,766
Arch Capital Group Ltd. 3.635% 6/30/50	2,400,000	1,732,048
Arthur J. Gallagher & Co. 5.75% 3/2/53	1,300,000	1,273,643
Assurant, Inc. 4.9% 3/27/28	1,000,000	965,407
Athene Holding Ltd. 3.45% 5/15/52	2,100,000	1,336,644
Baylor Scott & White Holdings:
Series 2021, 2.839% 11/15/50	4,000,000	2,629,892
3.967% 11/15/46	445,000	358,696
Berkshire Hathaway Finance Corp.:
1.45% 10/15/30	7,300,000	5,873,492
2.85% 10/15/50	3,200,000	2,151,435
4.2% 8/15/48	2,116,000	1,842,507
4.25% 1/15/49	1,528,000	1,344,998
4.4% 5/15/42	2,500,000	2,313,793
5.75% 1/15/40	891,000	962,366
Brighthouse Financial, Inc.:
3.7% 6/22/27	1,090,000	1,007,688
4.7% 6/22/47	1,693,000	1,260,448
Brown & Brown, Inc. 4.95% 3/17/52	1,000,000	843,630
CNA Financial Corp. 5.5% 6/15/33	1,000,000	979,250
Fairfax Financial Holdings Ltd. 4.625% 4/29/30	1,800,000	1,655,933
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	1,256,000	1,099,188
3.6% 8/19/49	1,107,000	807,095
4.4% 3/15/48	1,731,000	1,438,510
Lincoln National Corp.:
3.625% 12/12/26	1,069,000	1,001,449
4.35% 3/1/48	2,260,000	1,641,308
Manulife Financial Corp. 4.15% 3/4/26	6,250,000	6,071,254
Markel Group, Inc. 5% 5/20/49	1,700,000	1,487,894
Marsh & McLennan Companies, Inc.:
2.375% 12/15/31	2,200,000	1,788,562
3.5% 6/3/24	339,000	332,912
3.75% 3/14/26	2,000,000	1,932,597
3.875% 3/15/24	1,693,000	1,675,362
4.05% 10/15/23	1,207,000	1,204,512
4.2% 3/1/48	868,000	715,146
4.35% 1/30/47	499,000	422,440
4.9% 3/15/49	1,657,000	1,519,617
MetLife, Inc.:
4.05% 3/1/45	690,000	563,835
4.125% 8/13/42	2,600,000	2,155,200
4.6% 5/13/46	4,308,000	3,779,306
4.721% 12/15/44 (b)	891,000	776,149
5.375% 7/15/33	1,500,000	1,493,195
5.875% 2/6/41	341,000	350,201
Principal Financial Group, Inc.:
2.125% 6/15/30	1,760,000	1,435,141
4.3% 11/15/46	1,425,000	1,113,471
Progressive Corp.:
2.45% 1/15/27	2,145,000	1,976,185
4.125% 4/15/47	2,390,000	1,985,633
4.2% 3/15/48	1,100,000	922,508
Prudential Financial, Inc.:
3.878% 3/27/28	740,000	704,685
3.905% 12/7/47	2,119,000	1,643,109
3.935% 12/7/49	1,910,000	1,469,785
4.35% 2/25/50	2,633,000	2,188,820
4.418% 3/27/48	1,132,000	953,741
4.6% 5/15/44	1,400,000	1,234,762
5.125% 3/1/52 (b)	1,000,000	893,391
5.7% 12/14/36	68,000	69,383
6% 9/1/52 (b)	1,100,000	1,050,676
Reinsurance Group of America, Inc. 3.9% 5/15/29	1,000,000	913,744
The Chubb Corp.:
6% 5/11/37	983,000	1,044,716
6.5% 5/15/38	626,000	697,060
The Travelers Companies, Inc.:
4.1% 3/4/49	200,000	165,678
4.3% 8/25/45	261,000	221,205
6.25% 6/15/37	5,488,000	5,982,080
Unum Group 4.5% 12/15/49	1,000,000	753,920
Willis Group North America, Inc.:
2.95% 9/15/29	3,000,000	2,600,767
4.5% 9/15/28	3,479,000	3,315,938
		130,952,098
TOTAL FINANCIALS		1,872,177,992
HEALTH CARE - 2.8%
Biotechnology - 0.5%
AbbVie, Inc.:
2.95% 11/21/26	13,300,000	12,449,768
3.2% 11/21/29	4,000,000	3,605,410
4.05% 11/21/39	9,370,000	8,031,151
4.25% 11/14/28	1,478,000	1,430,940
4.25% 11/21/49	4,700,000	3,958,145
4.3% 5/14/36	1,116,000	1,022,406
4.4% 11/6/42	1,851,000	1,617,154
4.45% 5/14/46	1,247,000	1,078,726
4.55% 3/15/35	3,686,000	3,486,554
4.7% 5/14/45	1,752,000	1,575,613
4.75% 3/15/45	1,128,000	1,013,248
4.875% 11/14/48	1,710,000	1,578,679
Amgen, Inc.:
1.65% 8/15/28	1,200,000	1,023,642
1.9% 2/21/25	2,000,000	1,901,855
2.6% 8/19/26	1,872,000	1,740,486
2.77% 9/1/53	1,460,000	872,995
2.8% 8/15/41	5,000,000	3,448,695
3.125% 5/1/25	356,000	342,471
3.15% 2/21/40	3,890,000	2,902,274
3.375% 2/21/50	2,500,000	1,749,263
4.2% 3/1/33	9,330,000	8,589,711
4.2% 2/22/52	1,500,000	1,195,659
4.4% 5/1/45	1,770,000	1,489,318
4.663% 6/15/51	2,224,000	1,918,034
4.95% 10/1/41	1,200,000	1,096,654
5.15% 3/2/28	5,000,000	4,994,778
5.25% 3/2/33	3,000,000	2,984,401
5.6% 3/2/43	1,700,000	1,668,075
5.65% 3/2/53	10,340,000	10,250,511
Biogen, Inc. 3.15% 5/1/50	3,250,000	2,121,887
Gilead Sciences, Inc.:
1.65% 10/1/30	3,200,000	2,570,823
2.8% 10/1/50	1,600,000	1,029,659
3.65% 3/1/26	1,102,000	1,060,285
4.15% 3/1/47	2,217,000	1,855,180
4.75% 3/1/46	4,393,000	4,000,087
4.8% 4/1/44	3,000,000	2,759,641
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	2,100,000	1,671,277
		106,085,455
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories:
1.15% 1/30/28	5,000,000	4,315,132
3.75% 11/30/26	7,242,000	7,018,950
4.75% 11/30/36	802,000	796,197
4.9% 11/30/46	2,854,000	2,782,227
Baxter International, Inc.:
1.915% 2/1/27	4,700,000	4,181,737
2.539% 2/1/32	4,700,000	3,772,688
Becton, Dickinson & Co.:
2.823% 5/20/30	1,900,000	1,643,097
3.7% 6/6/27	5,003,000	4,743,578
4.669% 6/6/47	256,000	227,160
4.685% 12/15/44	1,937,000	1,714,397
Boston Scientific Corp.:
3.45% 3/1/24	829,000	818,808
4% 3/1/29	1,925,000	1,816,690
4.7% 3/1/49	1,257,000	1,126,819
GE Healthcare Holding LLC:
5.65% 11/15/27	1,600,000	1,619,230
5.905% 11/22/32	3,200,000	3,281,697
Medtronic, Inc. 4.625% 3/15/45	3,404,000	3,196,088
Stryker Corp.:
1.95% 6/15/30	1,650,000	1,364,259
2.9% 6/15/50	1,150,000	766,707
3.5% 3/15/26	3,600,000	3,457,443
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	7,228,000	6,991,021
		55,633,925
Health Care Providers & Services - 1.1%
Aetna, Inc.:
4.125% 11/15/42	2,022,000	1,604,821
6.625% 6/15/36	1,160,000	1,244,635
AHS Hospital Corp. 2.78% 7/1/51	3,500,000	2,196,173
Allina Health System, Inc. 3.887% 4/15/49	1,239,000	981,225
Banner Health:
2.907% 1/1/42	1,500,000	1,064,611
2.913% 1/1/51	2,700,000	1,749,842
Baptist Healthcare System Obli 3.54% 8/15/50	3,000,000	2,143,150
Bon Secours Mercy Health, Inc. 2.095% 6/1/31	1,786,000	1,431,109
Cardinal Health, Inc. 4.368% 6/15/47	2,476,000	1,982,765
Cencora, Inc. 2.7% 3/15/31	4,100,000	3,448,806
Centene Corp.:
2.625% 8/1/31	5,000,000	3,977,642
3.375% 2/15/30	5,000,000	4,278,983
4.25% 12/15/27	5,100,000	4,770,582
Children's Hospital Medical Center 4.268% 5/15/44	592,000	512,812
Children's Hospital of Philadelphia 2.704% 7/1/50	1,964,000	1,253,119
Cigna Group:
1.25% 3/15/26	3,645,000	3,293,499
2.375% 3/15/31	1,500,000	1,234,378
3.4% 3/15/50	1,000,000	698,903
4.375% 10/15/28	8,532,000	8,216,661
4.8% 8/15/38	4,201,000	3,872,558
4.8% 7/15/46	2,355,000	2,090,932
4.9% 12/15/48	2,618,000	2,334,544
6.125% 11/15/41	535,000	551,835
CommonSpirit Health:
3.91% 10/1/50	3,000,000	2,254,861
4.35% 11/1/42	356,000	296,986
CVS Health Corp.:
2.7% 8/21/40	5,000,000	3,358,015
3% 8/15/26	1,016,000	951,775
3.75% 4/1/30	3,030,000	2,756,361
4.1% 3/25/25	735,000	719,143
4.3% 3/25/28	4,260,000	4,091,562
4.78% 3/25/38	2,600,000	2,328,450
4.875% 7/20/35	553,000	514,520
5% 2/20/26	5,000,000	4,961,537
5% 1/30/29	7,360,000	7,251,066
5.05% 3/25/48	4,884,000	4,283,810
5.125% 7/20/45	4,500,000	4,008,669
5.25% 2/21/33	3,000,000	2,933,805
5.3% 12/5/43	4,832,000	4,427,836
5.625% 2/21/53	1,800,000	1,703,482
6% 6/1/63	2,600,000	2,546,648
Elevance Health, Inc.:
2.25% 5/15/30	1,000,000	835,425
2.55% 3/15/31	1,000,000	837,333
3.65% 12/1/27	4,099,000	3,863,606
3.7% 9/15/49	1,140,000	849,295
4.375% 12/1/47	6,457,000	5,448,813
4.625% 5/15/42	464,000	412,204
4.65% 1/15/43	356,000	316,326
5.125% 2/15/53	3,300,000	3,102,626
5.5% 10/15/32	1,800,000	1,835,676
Franciscan Missionaries of Our Lady Health System, Inc. 3.914% 7/1/49	2,400,000	1,733,345
HCA Holdings, Inc.:
3.625% 3/15/32	5,700,000	4,902,409
4.125% 6/15/29	1,540,000	1,422,508
4.5% 2/15/27	5,500,000	5,318,512
4.625% 3/15/52	4,100,000	3,289,802
5.25% 6/15/26	1,499,000	1,480,783
5.25% 6/15/49	3,120,000	2,723,083
Humana, Inc.:
1.35% 2/3/27	1,800,000	1,583,222
2.15% 2/3/32	1,900,000	1,490,245
3.85% 10/1/24	5,351,000	5,241,066
3.95% 3/15/27	5,493,000	5,273,877
4.95% 10/1/44	445,000	394,409
Indiana University Health, Inc. 2.852% 11/1/51	3,600,000	2,294,262
INTEGRIS Baptist Medical Center, Inc. 3.875% 8/15/50	2,292,000	1,675,852
Kaiser Foundation Hospitals:
2.81% 6/1/41	1,107,000	786,579
3.266% 11/1/49	1,900,000	1,362,976
4.15% 5/1/47	1,136,000	969,470
4.875% 4/1/42	321,000	300,887
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	535,000	440,842
MidMichigan Health 3.409% 6/1/50	833,000	572,910
New York & Presbyterian Hospital:
4.024% 8/1/45	624,000	517,240
4.063% 8/1/56	469,000	379,919
Novant Health, Inc. 3.168% 11/1/51	2,300,000	1,579,309
NYU Hospitals Center 4.784% 7/1/44	1,355,000	1,206,862
Orlando Health Obligated Group 3.327% 10/1/50	1,481,000	1,048,762
Partners Healthcare System, Inc. 4.117% 7/1/55	624,000	504,737
Piedmont Healthcare, Inc. 2.719% 1/1/42	2,688,000	1,783,785
Providence St. Joseph Health Obligated Group 2.7% 10/1/51	3,600,000	2,104,887
Quest Diagnostics, Inc. 2.95% 6/30/30	2,850,000	2,474,922
Sabra Health Care LP 3.2% 12/1/31	1,300,000	992,937
Sutter Health 3.361% 8/15/50	3,600,000	2,531,385
Trinity Health Corp. 2.632% 12/1/40	1,000,000	698,557
UnitedHealth Group, Inc.:
1.15% 5/15/26	1,800,000	1,628,396
1.25% 1/15/26	1,100,000	1,006,251
2% 5/15/30	1,500,000	1,251,406
2.375% 8/15/24	956,000	928,517
2.75% 5/15/40	5,332,000	3,840,626
2.9% 5/15/50	100,000	66,411
3.125% 5/15/60	1,300,000	856,044
3.25% 5/15/51	1,800,000	1,278,322
3.375% 4/15/27	963,000	913,262
3.7% 8/15/49	1,728,000	1,341,527
3.75% 7/15/25	5,080,000	4,949,743
3.75% 10/15/47	1,704,000	1,346,276
3.875% 12/15/28	371,000	355,077
3.875% 8/15/59	1,798,000	1,390,688
4.2% 1/15/47	642,000	542,401
4.25% 1/15/29	5,000,000	4,849,840
4.25% 6/15/48	370,000	313,775
4.375% 3/15/42	2,103,000	1,860,469
4.625% 7/15/35	1,100,000	1,064,633
4.625% 11/15/41	1,000,000	916,326
4.75% 7/15/45	297,000	276,049
4.95% 5/15/62	3,100,000	2,864,001
5.05% 4/15/53	4,200,000	4,009,061
5.2% 4/15/63	2,100,000	2,012,865
5.25% 2/15/28	2,400,000	2,446,325
5.35% 2/15/33	4,400,000	4,515,639
5.8% 3/15/36	1,100,000	1,165,547
5.875% 2/15/53	2,400,000	2,566,806
6.05% 2/15/63	1,000,000	1,089,337
6.625% 11/15/37	1,100,000	1,243,023
West Virginia University Health System Obligated Group 3.129% 6/1/50	1,400,000	888,338
		234,680,737
Life Sciences Tools & Services - 0.1%
Danaher Corp. 4.375% 9/15/45	422,000	371,506
Revvity, Inc. 2.25% 9/15/31	1,900,000	1,495,928
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	788,000	691,343
4.8% 11/21/27	7,000,000	7,008,597
5.086% 8/10/33	2,400,000	2,412,285
5.3% 2/1/44	1,038,000	1,027,600
		13,007,259
Pharmaceuticals - 0.9%
AstraZeneca Finance LLC:
1.2% 5/28/26	5,100,000	4,604,119
2.25% 5/28/31	2,100,000	1,747,138
4.875% 3/3/33	4,700,000	4,701,399
AstraZeneca PLC:
3.375% 11/16/25	3,000,000	2,883,420
4.375% 11/16/45	1,344,000	1,196,084
4.375% 8/17/48	2,246,000	2,010,762
6.45% 9/15/37	579,000	651,278
Bayer U.S. Finance II LLC 3.95% 4/15/45 (c)	248,000	177,516
Bristol-Myers Squibb Co.:
2.35% 11/13/40	1,356,000	916,190
2.9% 7/26/24	5,410,000	5,286,822
3.2% 6/15/26	1,409,000	1,344,111
3.25% 8/1/42	499,000	372,849
3.4% 7/26/29	669,000	619,682
3.7% 3/15/52	1,700,000	1,307,402
3.9% 2/20/28	5,000,000	4,800,124
4.125% 6/15/39	3,103,000	2,740,519
4.25% 10/26/49	3,437,000	2,904,879
4.35% 11/15/47	3,400,000	2,941,247
4.55% 2/20/48	269,000	238,398
Eli Lilly & Co.:
2.25% 5/15/50	800,000	493,782
3.95% 3/15/49	2,610,000	2,246,366
4.875% 2/27/53	2,200,000	2,163,709
GlaxoSmithKline Capital PLC 3% 6/1/24	4,550,000	4,465,675
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	3,752,000	4,268,618
GSK Consumer Healthcare Capital U.S. LLC:
3.375% 3/24/27	2,700,000	2,538,577
3.625% 3/24/32	6,000,000	5,330,008
Johnson & Johnson:
0.55% 9/1/25	100,000	91,546
1.3% 9/1/30	400,000	324,272
2.1% 9/1/40	5,228,000	3,580,087
2.45% 3/1/26	997,000	940,774
2.45% 9/1/60	1,600,000	982,233
3.4% 1/15/38	1,663,000	1,412,155
3.5% 1/15/48	1,069,000	871,083
3.625% 3/3/37	713,000	630,746
4.5% 12/5/43	1,181,000	1,134,770
4.85% 5/15/41	760,000	749,436
Merck & Co., Inc.:
2.15% 12/10/31	5,500,000	4,495,430
2.9% 3/7/24	414,000	408,349
2.9% 12/10/61	1,600,000	1,004,909
3.6% 9/15/42	1,356,000	1,110,013
3.7% 2/10/45	1,141,000	931,067
3.9% 3/7/39	4,800,000	4,199,910
4% 3/7/49	2,900,000	2,452,806
4.05% 5/17/28	2,000,000	1,951,962
4.5% 5/17/33	3,250,000	3,167,514
5% 5/17/53	3,200,000	3,125,500
Mylan NV 5.2% 4/15/48	2,735,000	2,128,443
Novartis Capital Corp.:
1.75% 2/14/25	1,000,000	951,760
2% 2/14/27	1,400,000	1,278,334
2.75% 8/14/50	2,900,000	1,989,024
3% 11/20/25	1,866,000	1,784,888
3.1% 5/17/27	49,000	46,350
3.7% 9/21/42	1,504,000	1,240,563
4% 11/20/45	934,000	804,673
Pfizer Investment Enterprises:
4.45% 5/19/28	7,000,000	6,867,264
4.65% 5/19/30	4,000,000	3,937,483
4.75% 5/19/33	5,300,000	5,215,482
5.11% 5/19/43	3,100,000	3,017,280
5.3% 5/19/53	4,248,000	4,249,546
5.34% 5/19/63	3,900,000	3,842,765
Pfizer, Inc.:
2.55% 5/28/40	4,203,000	3,012,077
2.7% 5/28/50	800,000	542,595
2.95% 3/15/24	14,417,000	14,225,247
3% 12/15/26	1,195,000	1,130,789
3.2% 9/15/23	2,268,000	2,266,309
3.45% 3/15/29	1,484,000	1,391,695
3.9% 3/15/39	1,123,000	973,803
4% 12/15/36	1,693,000	1,536,322
4.125% 12/15/46	2,472,000	2,138,792
4.2% 9/15/48	1,390,000	1,229,419
4.3% 6/15/43	442,000	398,454
4.4% 5/15/44	747,000	680,122
7.2% 3/15/39	963,000	1,164,060
Royalty Pharma PLC 3.35% 9/2/51	3,800,000	2,357,385
Shire Acquisitions Investments Ireland DAC:
2.875% 9/23/23	35,000	34,935
3.2% 9/23/26	6,983,000	6,559,198
Takeda Pharmaceutical Co. Ltd.:
2.05% 3/31/30	3,710,000	3,052,422
3.025% 7/9/40	3,356,000	2,439,253
3.175% 7/9/50	300,000	201,457
Utah Acquisition Sub, Inc.:
3.95% 6/15/26	504,000	476,386
5.25% 6/15/46	588,000	464,600
Viatris, Inc.:
2.7% 6/22/30	1,780,000	1,445,595
4% 6/22/50	2,280,000	1,510,278
Wyeth LLC 5.95% 4/1/37	1,000,000	1,071,988
Zoetis, Inc.:
3.95% 9/12/47	356,000	283,375
4.7% 2/1/43	3,132,000	2,839,513
		187,295,160
TOTAL HEALTH CARE		596,702,536
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3.75% 5/15/28	1,676,000	1,600,130
4.25% 4/1/40	2,170,000	1,931,243
4.25% 4/1/50	900,000	792,187
L3Harris Technologies, Inc.:
3.85% 12/15/26	1,330,000	1,271,045
4.4% 6/15/28	5,400,000	5,191,979
5.4% 7/31/33	1,000,000	1,001,680
Lockheed Martin Corp.:
3.55% 1/15/26	7,985,000	7,727,539
3.8% 3/1/45	1,900,000	1,554,229
4.09% 9/15/52	2,704,000	2,271,809
4.7% 5/15/46	2,189,000	2,047,189
5.9% 11/15/63	2,000,000	2,202,343
Northrop Grumman Corp.:
3.25% 1/15/28	1,497,000	1,394,532
3.85% 4/15/45	335,000	265,644
4.03% 10/15/47	1,456,000	1,198,216
4.4% 5/1/30	2,958,000	2,846,523
4.7% 3/15/33	3,500,000	3,392,797
4.75% 6/1/43	1,713,000	1,555,938
RTX Corp.:
1.9% 9/1/31	6,600,000	5,168,163
3.15% 12/15/24	1,586,000	1,537,417
3.75% 11/1/46	186,000	141,530
4.05% 5/4/47	1,448,000	1,169,947
4.35% 4/15/47	1,176,000	989,412
4.45% 11/16/38	3,300,000	2,920,154
4.5% 6/1/42	1,315,000	1,146,862
4.625% 11/16/48	1,247,000	1,096,374
4.875% 10/15/40	178,000	162,808
5.15% 2/27/33	5,600,000	5,536,133
5.375% 2/27/53	1,400,000	1,364,631
5.4% 5/1/35	1,060,000	1,057,669
5.7% 4/15/40	1,356,000	1,357,277
The Boeing Co.:
2.7% 2/1/27	7,286,000	6,662,581
2.95% 2/1/30	1,666,000	1,442,227
3.65% 3/1/47	492,000	344,359
5.04% 5/1/27	3,200,000	3,164,776
5.15% 5/1/30	9,470,000	9,316,913
5.705% 5/1/40	10,164,000	9,881,284
5.805% 5/1/50	4,000,000	3,891,543
5.93% 5/1/60	3,100,000	2,992,360
6.875% 3/15/39	588,000	647,827
		100,237,270
Air Freight & Logistics - 0.1%
FedEx Corp.:
3.25% 5/15/41	2,300,000	1,672,022
3.9% 2/1/35	1,052,000	915,730
4.2% 10/17/28	3,000,000	2,892,329
4.25% 5/15/30	1,866,000	1,771,027
4.4% 1/15/47	1,425,000	1,171,920
4.55% 4/1/46	267,000	223,812
4.95% 10/17/48	2,731,000	2,442,875
5.25% 5/15/50	2,143,000	1,993,193
United Parcel Service, Inc.:
2.4% 11/15/26	1,336,000	1,243,689
3.4% 11/15/46	473,000	354,060
3.625% 10/1/42	1,100,000	893,615
3.75% 11/15/47	1,102,000	891,279
4.45% 4/1/30	1,840,000	1,811,411
4.875% 3/3/33	4,400,000	4,395,435
5.3% 4/1/50	2,145,000	2,176,816
6.2% 1/15/38	1,645,000	1,838,784
		26,687,997
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25	2,700,000	2,568,355
2.493% 2/15/27	2,000,000	1,816,878
2.722% 2/15/30	3,000,000	2,572,302
3.377% 4/5/40	2,702,000	2,030,857
3.577% 4/5/50	2,550,000	1,826,371
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 1.75% 9/15/30	6,320,000	5,062,499
Masco Corp.:
2% 2/15/31	2,500,000	1,973,831
3.125% 2/15/51	1,200,000	736,927
Owens Corning 4.3% 7/15/47	1,600,000	1,284,805
		19,872,825
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
1.75% 2/15/32	2,300,000	1,779,647
2.9% 7/1/26	7,752,000	7,286,765
3.2% 3/15/25	1,509,000	1,459,242
3.95% 5/15/28	1,872,000	1,777,584
Waste Management, Inc.:
2.5% 11/15/50	3,280,000	2,010,021
4.15% 4/15/32	3,700,000	3,470,381
4.15% 7/15/49	462,000	388,467
		18,172,107
Electrical Equipment - 0.0%
Emerson Electric Co. 2.75% 10/15/50	2,800,000	1,789,702
Regal Rexnord Corp. 6.4% 4/15/33 (c)	2,700,000	2,674,659
		4,464,361
Ground Transportation - 0.4%
Burlington Northern Santa Fe LLC:
3.05% 2/15/51	2,100,000	1,435,915
3.25% 6/15/27	36,000	34,169
3.85% 9/1/23	80,000	80,000
3.9% 8/1/46	827,000	661,945
4.05% 6/15/48	3,755,000	3,085,814
4.125% 6/15/47	508,000	421,771
4.15% 4/1/45	303,000	256,096
4.375% 9/1/42	802,000	704,358
4.45% 1/15/53	2,000,000	1,782,137
4.55% 9/1/44	535,000	479,185
4.7% 9/1/45	418,000	376,733
4.9% 4/1/44	713,000	670,610
5.15% 9/1/43	2,203,000	2,138,554
5.2% 4/15/54	1,000,000	983,915
5.75% 5/1/40	1,100,000	1,148,335
Canadian National Railway Co.:
2.45% 5/1/50	1,500,000	918,113
3.2% 8/2/46	588,000	422,561
3.65% 2/3/48	1,127,000	883,905
4.4% 8/5/52	1,400,000	1,237,509
Canadian Pacific Railway Co.:
1.75% 12/2/26	8,000,000	7,189,206
2.45% 12/2/31	3,800,000	3,370,647
3.1% 12/2/51	1,800,000	1,221,894
3.5% 5/1/50	2,100,000	1,544,460
4.8% 8/1/45	1,500,000	1,343,272
CSX Corp.:
2.5% 5/15/51	85,000	51,592
3.25% 6/1/27	91,000	85,646
3.35% 11/1/25	4,900,000	4,708,323
3.4% 8/1/24	225,000	220,372
3.8% 11/1/46	1,019,000	796,918
3.95% 5/1/50	637,000	505,696
4.1% 11/15/32	5,000,000	4,693,644
4.1% 3/15/44	1,207,000	1,003,670
4.25% 3/15/29	3,300,000	3,185,902
4.3% 3/1/48	1,600,000	1,347,083
4.5% 3/15/49	1,729,000	1,494,792
4.75% 11/15/48	1,032,000	920,452
Norfolk Southern Corp.:
2.3% 5/15/31	1,000,000	824,594
3.65% 8/1/25	2,139,000	2,066,692
3.8% 8/1/28	1,740,000	1,643,263
3.95% 10/1/42	339,000	271,940
4.05% 8/15/52	1,234,000	979,733
4.1% 5/15/21	1,000,000	703,148
4.15% 2/28/48	4,436,000	3,645,519
4.65% 1/15/46	582,000	506,726
5.35% 8/1/54	3,700,000	3,596,931
Union Pacific Corp.:
2.15% 2/5/27	1,800,000	1,644,984
2.75% 3/1/26	1,187,000	1,122,598
2.891% 4/6/36	7,001,000	5,529,192
2.973% 9/16/62	1,700,000	1,045,349
3% 4/15/27	891,000	832,501
3.25% 2/5/50	2,100,000	1,517,580
3.6% 9/15/37	588,000	491,816
3.646% 2/15/24	2,975,000	2,946,110
3.799% 10/1/51	499,000	394,110
3.799% 4/6/71	4,483,000	3,292,315
3.839% 3/20/60	2,844,000	2,178,382
4.95% 5/15/53	2,500,000	2,400,832
		89,039,509
Industrial Conglomerates - 0.1%
3M Co.:
2% 2/14/25	4,092,000	3,886,904
2.875% 10/15/27	12,000	11,046
3.05% 4/15/30	8,000,000	7,148,388
3.125% 9/19/46	492,000	332,970
3.25% 8/26/49	108,000	74,802
General Electric Co.:
4.35% 5/1/50	2,400,000	1,990,352
4.5% 3/11/44	5,413,000	4,746,643
Honeywell International, Inc.:
1.35% 6/1/25	1,800,000	1,687,122
1.95% 6/1/30	100,000	83,311
2.5% 11/1/26	1,276,000	1,190,994
2.7% 8/15/29	3,500,000	3,115,534
2.8% 6/1/50	2,800,000	1,995,712
3.812% 11/21/47	249,000	202,327
5% 2/15/33	2,000,000	2,015,919
		28,482,024
Machinery - 0.3%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	3,800,000	3,794,996
1.7% 1/8/27	5,500,000	4,982,644
2.4% 8/9/26	508,000	473,139
3.6% 8/12/27	2,000,000	1,912,633
Caterpillar, Inc.:
2.6% 4/9/30	4,000,000	3,514,994
3.25% 9/19/49	1,973,000	1,487,182
3.803% 8/15/42	445,000	377,186
5.3% 9/15/35	1,247,000	1,284,869
Cummins, Inc. 1.5% 9/1/30	3,890,000	3,122,768
Deere & Co.:
2.875% 9/7/49	2,470,000	1,788,721
5.375% 10/16/29	1,278,000	1,319,595
Eaton Corp.:
4% 11/2/32	2,939,000	2,749,621
4.15% 3/15/33	2,000,000	1,885,693
4.15% 11/2/42	339,000	294,276
Illinois Tool Works, Inc. 3.9% 9/1/42	2,300,000	1,979,128
Ingersoll-Rand Luxembourg Finance SA:
3.8% 3/21/29	2,557,000	2,386,240
4.65% 11/1/44	1,069,000	914,868
Otis Worldwide Corp.:
2.293% 4/5/27	1,400,000	1,271,325
2.565% 2/15/30	3,000,000	2,565,517
3.362% 2/15/50	400,000	287,696
Parker Hannifin Corp.:
2.7% 6/14/24	12,440,000	12,142,404
3.25% 3/1/27	1,007,000	947,446
4.1% 3/1/47	1,009,000	831,684
Stanley Black & Decker, Inc. 2.3% 3/15/30	6,550,000	5,423,347
Westinghouse Air Brake Tech Co. 3.45% 11/15/26	2,600,000	2,444,425
		60,182,397
Passenger Airlines - 0.1%
American Airlines Pass Through Trust equipment trust certificate 2.875% 1/11/36	2,649,855	2,193,823
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29	968,830	880,180
Southwest Airlines Co. 5.25% 5/4/25	7,660,000	7,610,472
United Airlines 2015-1 Class AA pass-thru trust 3.45% 6/1/29	82,691	76,333
United Airlines 2020-1 Class B Pass Through Trust 4.875% 7/15/27	2,327,400	2,258,182
United Airlines Pass-Through Trust Series 2023-1 Class A, 5.8% 7/15/37	2,300,000	2,291,956
United Airlines pass-thru trust equipment trust certificate 3.1% 1/7/30	1,151,536	1,050,870
United Airlines, Inc. equipment trust certificate Series 2012-2B 4% 4/29/26	441,174	430,320
		16,792,136
Professional Services - 0.0%
Thomson Reuters Corp. 3.35% 5/15/26	1,247,000	1,184,218
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.875% 1/15/32	1,000,000	800,193
3.125% 12/1/30	1,120,000	933,435
3.375% 7/1/25	2,000,000	1,905,465
3.625% 12/1/27	4,145,000	3,808,488
3.75% 6/1/26	3,707,000	3,523,931
		10,971,512
TOTAL INDUSTRIALS		376,086,356
INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
2.2% 9/20/23	39,000	38,941
2.5% 9/20/26	91,000	85,227
3.5% 6/15/25	761,000	740,210
5.9% 2/15/39	4,673,000	5,067,294
Motorola Solutions, Inc. 5.5% 9/1/44	1,400,000	1,284,929
		7,216,601
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp. 2.8% 2/15/30	2,300,000	2,003,913
Corning, Inc.:
3.9% 11/15/49	3,700,000	2,778,254
4.75% 3/15/42	891,000	795,595
5.35% 11/15/48	1,000,000	940,000
Dell International LLC/EMC Corp.:
5.3% 10/1/29	6,046,000	5,969,357
8.1% 7/15/36	3,200,000	3,676,429
8.35% 7/15/46	1,049,000	1,286,555
Tyco Electronics Group SA:
3.45% 8/1/24	651,000	637,706
7.125% 10/1/37	441,000	501,556
Vontier Corp. 1.8% 4/1/26	1,300,000	1,165,091
		19,754,456
IT Services - 0.2%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26	5,500,000	4,985,560
IBM Corp.:
1.95% 5/15/30	2,400,000	1,979,211
2.95% 5/15/50	1,500,000	963,611
3% 5/15/24	2,333,000	2,290,184
3.5% 5/15/29	111,000	102,402
3.625% 2/12/24	11,102,000	10,998,459
4% 6/20/42	3,600,000	2,964,282
4.15% 7/27/27	7,000,000	6,765,224
4.15% 5/15/39	353,000	303,282
4.25% 5/15/49	4,581,000	3,784,597
4.7% 2/19/46	882,000	781,828
4.9% 7/27/52	1,000,000	909,255
		36,827,895
Semiconductors & Semiconductor Equipment - 0.6%
Analog Devices, Inc.:
2.8% 10/1/41	3,500,000	2,485,522
3.5% 12/5/26	1,500,000	1,436,218
Applied Materials, Inc.:
2.75% 6/1/50	1,200,000	817,125
4.35% 4/1/47	2,303,000	2,079,688
Broadcom Corp./Broadcom Cayman LP:
3.5% 1/15/28	2,347,000	2,164,315
3.875% 1/15/27	3,047,000	2,895,135
Broadcom, Inc.:
2.45% 2/15/31 (c)	3,200,000	2,579,819
2.6% 2/15/33 (c)	3,600,000	2,783,275
3.15% 11/15/25	4,600,000	4,377,943
3.419% 4/15/33 (c)	2,500,000	2,071,566
3.459% 9/15/26	3,250,000	3,078,843
3.469% 4/15/34 (c)	3,397,000	2,775,716
3.5% 2/15/41 (c)	2,900,000	2,124,470
3.75% 2/15/51 (c)	3,200,000	2,294,884
4.3% 11/15/32	1,700,000	1,536,832
4.75% 4/15/29	3,167,000	3,054,239
5% 4/15/30	4,750,000	4,680,451
Intel Corp.:
3.05% 8/12/51	1,100,000	712,295
3.25% 11/15/49	2,050,000	1,398,418
3.734% 12/8/47	583,000	442,431
3.75% 8/5/27	1,400,000	1,338,281
3.9% 3/25/30	4,700,000	4,393,947
4.1% 5/19/46	1,247,000	1,019,745
4.1% 5/11/47	428,000	347,216
4.6% 3/25/40	1,869,000	1,700,072
4.75% 3/25/50	4,291,000	3,769,882
4.875% 2/10/28	3,000,000	2,982,110
4.95% 3/25/60	1,000,000	892,202
5.05% 8/5/62	2,500,000	2,220,700
5.2% 2/10/33	12,260,000	12,250,025
5.7% 2/10/53	2,210,000	2,188,549
KLA Corp.:
4.65% 7/15/32	3,900,000	3,832,229
5.25% 7/15/62	1,300,000	1,261,783
Lam Research Corp. 2.875% 6/15/50	2,800,000	1,870,575
Marvell Technology, Inc. 2.45% 4/15/28	2,600,000	2,280,236
Micron Technology, Inc.:
3.477% 11/1/51	1,500,000	968,670
5.327% 2/6/29	2,750,000	2,696,095
5.375% 4/15/28	2,800,000	2,752,625
5.875% 9/15/33	1,400,000	1,372,701
NVIDIA Corp.:
0.584% 6/14/24	2,000,000	1,926,374
2% 6/15/31	1,200,000	994,140
2.85% 4/1/30	88,000	78,979
3.5% 4/1/50	3,900,000	3,071,219
NXP BV/NXP Funding LLC 5.55% 12/1/28	1,300,000	1,297,625
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.65% 2/15/32	2,200,000	1,754,390
3.25% 5/11/41	1,700,000	1,207,561
4.3% 6/18/29	4,080,000	3,810,053
Qualcomm, Inc.:
1.65% 5/20/32	4,500,000	3,494,876
2.15% 5/20/30	1,100,000	935,081
3.25% 5/20/27	20,000	18,889
4.3% 5/20/47	1,800,000	1,557,266
4.65% 5/20/35	1,200,000	1,178,538
4.8% 5/20/45	2,790,000	2,633,016
5.4% 5/20/33	2,200,000	2,278,213
Texas Instruments, Inc.:
2.9% 11/3/27	2,000,000	1,860,804
4.15% 5/15/48	1,613,000	1,397,639
4.6% 2/15/28	5,000,000	4,975,287
5.05% 5/18/63	1,400,000	1,341,317
		131,738,095
Software - 0.6%
Microsoft Corp.:
2.525% 6/1/50	4,290,000	2,835,899
2.675% 6/1/60	1,815,000	1,167,496
2.7% 2/12/25	61,000	58,996
2.875% 2/6/24	80,000	79,165
2.921% 3/17/52	15,678,000	11,117,719
3.041% 3/17/62	736,000	509,559
3.3% 2/6/27	2,000,000	1,922,175
3.45% 8/8/36	518,000	460,730
3.5% 11/15/42	1,000,000	837,510
3.625% 12/15/23	3,761,000	3,760,329
4.1% 2/6/37	2,900,000	2,755,338
4.2% 11/3/35	3,800,000	3,669,088
Oracle Corp.:
2.5% 4/1/25	3,370,000	3,208,709
2.65% 7/15/26	1,604,000	1,489,740
2.8% 4/1/27	17,700,000	16,257,898
2.875% 3/25/31	5,200,000	4,393,346
3.4% 7/8/24	842,000	826,015
3.6% 4/1/50	500,000	345,582
3.65% 3/25/41	4,000,000	3,019,972
3.85% 7/15/36	1,805,000	1,493,093
3.85% 4/1/60	3,600,000	2,446,648
3.9% 5/15/35	8,200,000	7,001,770
3.95% 3/25/51	5,200,000	3,800,580
4% 7/15/46	1,746,000	1,313,726
4% 11/15/47	4,491,000	3,350,092
4.1% 3/25/61	1,520,000	1,079,823
4.125% 5/15/45	535,000	413,537
4.3% 7/8/34	1,691,000	1,516,250
4.375% 5/15/55	2,781,000	2,136,640
5.375% 7/15/40	8,098,000	7,548,170
6.25% 11/9/32	4,100,000	4,291,331
6.9% 11/9/52	1,500,000	1,633,637
Roper Technologies, Inc.:
1% 9/15/25	1,810,000	1,657,824
1.4% 9/15/27	144,000	124,670
1.75% 2/15/31	1,860,000	1,459,977
2% 6/30/30	3,360,000	2,738,901
3.8% 12/15/26	1,515,000	1,446,022
Salesforce, Inc.:
2.7% 7/15/41	1,100,000	785,497
2.9% 7/15/51	4,300,000	2,879,519
VMware, Inc.:
1% 8/15/24	7,800,000	7,454,629
1.4% 8/15/26	8,200,000	7,271,051
		122,558,653
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.:
0.7% 2/8/26	700,000	633,686
1.125% 5/11/25	2,000,000	1,870,281
1.7% 8/5/31	2,700,000	2,197,150
2.2% 9/11/29	6,000,000	5,258,288
2.375% 2/8/41	5,500,000	3,930,765
2.4% 8/20/50	1,000,000	643,174
2.45% 8/4/26	3,672,000	3,435,866
2.55% 8/20/60	3,400,000	2,138,072
2.85% 8/5/61	8,100,000	5,273,114
2.9% 9/12/27	2,004,000	1,875,644
2.95% 9/11/49	2,630,000	1,876,304
3% 11/13/27	1,782,000	1,673,128
3.2% 5/13/25	1,870,000	1,813,881
3.2% 5/11/27	8,593,000	8,163,610
3.75% 11/13/47	1,243,000	1,034,401
3.85% 5/4/43	4,217,000	3,657,182
4.1% 8/8/62	1,600,000	1,338,820
4.25% 2/9/47	445,000	406,118
4.3% 5/10/33	400,000	392,635
4.375% 5/13/45	836,000	769,604
4.5% 2/23/36	1,651,000	1,650,420
4.65% 2/23/46	10,307,000	9,873,086
Hewlett Packard Enterprise Co.:
4.9% 10/15/25 (b)	1,737,000	1,714,186
6.2% 10/15/35 (b)	776,000	804,169
6.35% 10/15/45 (b)	1,669,000	1,711,982
HP, Inc.:
2.2% 6/17/25	2,800,000	2,637,947
3.4% 6/17/30	5,820,000	5,081,994
6% 9/15/41	1,367,000	1,346,174
		73,201,681
TOTAL INFORMATION TECHNOLOGY		391,297,381
MATERIALS - 0.7%
Chemicals - 0.4%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	1,500,000	1,391,376
2.7% 5/15/40	1,561,000	1,135,849
Celanese U.S. Holdings LLC:
6.165% 7/15/27	2,200,000	2,201,178
6.35% 11/15/28	800,000	802,062
6.379% 7/15/32	2,600,000	2,573,003
6.7% 11/15/33	800,000	803,364
CF Industries Holdings, Inc. 5.375% 3/15/44	2,000,000	1,769,287
DuPont de Nemours, Inc.:
4.725% 11/15/28	1,056,000	1,041,900
5.319% 11/15/38	3,700,000	3,627,102
5.419% 11/15/48	1,000,000	968,104
Eastman Chemical Co.:
4.5% 12/1/28	2,700,000	2,581,693
4.65% 10/15/44	535,000	435,227
Ecolab, Inc.:
0.9% 12/15/23	2,000,000	1,973,239
2.7% 11/1/26	1,176,000	1,101,331
2.75% 8/18/55	73,000	44,603
3.95% 12/1/47	593,000	482,828
4.8% 3/24/30	1,745,000	1,734,829
Huntsman International LLC 4.5% 5/1/29	1,100,000	1,018,660
International Flavors & Fragrances, Inc. 5% 9/26/48	1,500,000	1,191,556
Linde, Inc.:
3.2% 1/30/26	1,130,000	1,087,765
3.55% 11/7/42	856,000	676,193
LYB International Finance BV 4.875% 3/15/44	1,043,000	883,417
LYB International Finance II BV 3.5% 3/2/27	4,361,000	4,112,353
LYB International Finance III LLC:
3.375% 10/1/40	2,000,000	1,437,407
4.2% 10/15/49	1,500,000	1,115,181
LyondellBasell Industries NV 4.625% 2/26/55	667,000	523,556
Nutrien Ltd.:
2.95% 5/13/30	2,600,000	2,241,533
4% 12/15/26	2,032,000	1,939,991
5% 4/1/49	1,605,000	1,396,801
5.25% 1/15/45	624,000	560,651
5.625% 12/1/40	321,000	304,625
5.8% 3/27/53	1,000,000	975,735
PPG Industries, Inc. 1.2% 3/15/26	3,600,000	3,248,267
Sherwin-Williams Co.:
3.45% 6/1/27	6,613,000	6,232,938
4.05% 8/8/24	1,100,000	1,082,237
4.5% 6/1/47	1,520,000	1,295,890
The Dow Chemical Co.:
2.1% 11/15/30	4,695,000	3,827,665
3.6% 11/15/50	283,000	202,242
4.25% 10/1/34	1,300,000	1,171,831
4.375% 11/15/42	869,000	716,842
4.8% 11/30/28	1,524,000	1,502,152
4.8% 5/15/49	1,277,000	1,088,396
6.9% 5/15/53	1,000,000	1,113,192
9.4% 5/15/39	535,000	707,140
The Mosaic Co.:
4.05% 11/15/27	2,727,000	2,602,713
4.25% 11/15/23	1,941,000	1,934,598
5.625% 11/15/43	668,000	617,384
Westlake Corp.:
3.6% 8/15/26	10,080,000	9,559,934
5% 8/15/46	356,000	299,135
		81,334,955
Construction Materials - 0.0%
Martin Marietta Materials, Inc.:
3.2% 7/15/51	1,000,000	670,853
4.25% 12/15/47	1,400,000	1,136,736
		1,807,589
Containers & Packaging - 0.1%
International Paper Co.:
4.4% 8/15/47	854,000	692,104
5% 9/15/35	2,600,000	2,499,889
5.15% 5/15/46	2,281,000	2,031,301
WRKCo, Inc. 3% 6/15/33	2,820,000	2,285,592
		7,508,886
Metals & Mining - 0.2%
ArcelorMittal SA 6.8% 11/29/32	3,500,000	3,595,753
Barrick Gold Corp. 5.25% 4/1/42	802,000	755,617
Barrick North America Finance LLC 5.7% 5/30/41	2,354,000	2,338,736
Barrick PD Australia Finance Pty Ltd. 5.95% 10/15/39	1,000,000	1,014,702
BHP Billiton Financial (U.S.A.) Ltd. 5% 9/30/43	3,615,000	3,493,613
Freeport-McMoRan, Inc.:
4.375% 8/1/28	5,673,000	5,263,182
4.625% 8/1/30	2,300,000	2,125,648
Newmont Corp.:
2.25% 10/1/30	1,100,000	893,850
5.45% 6/9/44	1,141,000	1,083,623
6.25% 10/1/39	2,100,000	2,188,906
Nucor Corp.:
2.979% 12/15/55	2,013,000	1,227,549
3.125% 4/1/32	1,000,000	853,320
4.3% 5/23/27	1,800,000	1,745,888
Rio Tinto Finance (U.S.A.) Ltd.:
5.2% 11/2/40	3,917,000	3,846,931
7.125% 7/15/28	2,166,000	2,366,036
Rio Tinto Finance (U.S.A.) PLC 5.125% 3/9/53	1,000,000	967,340
Southern Copper Corp.:
3.875% 4/23/25	2,654,000	2,557,793
5.25% 11/8/42	1,029,000	944,751
5.875% 4/23/45	3,010,000	2,941,462
Vale Overseas Ltd.:
3.75% 7/8/30	4,600,000	4,021,228
6.125% 6/12/33	300,000	297,009
6.875% 11/21/36	1,700,000	1,763,716
Vale SA 5.625% 9/11/42	1,176,000	1,106,204
		47,392,857
Paper & Forest Products - 0.0%
Suzano Austria GmbH:
2.5% 9/15/28	3,800,000	3,224,452
6% 1/15/29	1,400,000	1,384,530
		4,608,982
TOTAL MATERIALS		142,653,269
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	2,000,000	1,516,325
3% 5/18/51	2,250,000	1,358,800
4.5% 7/30/29	1,900,000	1,800,104
4.85% 4/15/49	2,300,000	1,876,554
American Tower Corp.:
1.3% 9/15/25	900,000	825,466
2.1% 6/15/30	1,500,000	1,196,773
3.1% 6/15/50	1,500,000	935,946
3.55% 7/15/27	4,824,000	4,473,030
3.6% 1/15/28	511,000	471,627
3.8% 8/15/29	5,241,000	4,766,441
5.55% 7/15/33	4,500,000	4,454,455
AvalonBay Communities, Inc.:
2.45% 1/15/31	2,000,000	1,661,914
2.95% 5/11/26	4,800,000	4,523,096
3.45% 6/1/25	8,100,000	7,834,855
Boston Properties, Inc.:
2.75% 10/1/26	1,247,000	1,124,429
2.9% 3/15/30	396,000	322,287
3.125% 9/1/23	339,000	339,000
3.4% 6/21/29	3,600,000	3,079,463
3.8% 2/1/24	1,628,000	1,608,240
4.5% 12/1/28	2,800,000	2,583,721
Corporate Office Properties LP 2.75% 4/15/31	1,100,000	847,807
Crown Castle International Corp.:
2.25% 1/15/31	3,900,000	3,131,210
3.65% 9/1/27	3,123,000	2,909,362
3.8% 2/15/28	3,000,000	2,790,225
4.3% 2/15/29	2,100,000	1,972,107
4.45% 2/15/26	2,000,000	1,947,846
5.1% 5/1/33	2,800,000	2,694,408
EPR Properties:
4.5% 4/1/25	1,000,000	958,320
4.5% 6/1/27	2,000,000	1,801,416
Equinix, Inc.:
1.45% 5/15/26	4,119,000	3,701,969
2.5% 5/15/31	3,600,000	2,916,279
ERP Operating LP:
1.85% 8/1/31	3,100,000	2,425,461
3.25% 8/1/27	2,314,000	2,136,056
Healthpeak OP, LLC:
2.875% 1/15/31	3,150,000	2,634,160
3% 1/15/30	3,700,000	3,201,618
3.4% 2/1/25	87,000	84,100
Kilroy Realty LP 3.05% 2/15/30	3,200,000	2,554,076
Kimco Realty Op LLC:
1.9% 3/1/28	3,000,000	2,540,478
3.8% 4/1/27	713,000	666,818
4.125% 12/1/46	1,782,000	1,307,577
4.45% 9/1/47	924,000	727,810
NNN (REIT), Inc. 3% 4/15/52	2,400,000	1,453,958
Office Properties Income Trust 3.45% 10/15/31	1,100,000	559,530
Omega Healthcare Investors, Inc.:
3.375% 2/1/31	1,000,000	807,709
4.5% 1/15/25	1,428,000	1,392,449
4.5% 4/1/27	3,693,000	3,493,099
Prologis LP:
1.25% 10/15/30	6,800,000	5,235,378
1.75% 2/1/31	4,700,000	3,707,699
2.25% 4/15/30	2,159,000	1,811,702
3.25% 10/1/26	831,000	784,970
4.875% 6/15/28	1,000,000	989,639
5.25% 6/15/53	1,000,000	953,641
Public Storage 5.1% 8/1/33	4,100,000	4,065,159
Realty Income Corp.:
2.85% 12/15/32	2,610,000	2,115,340
3.25% 1/15/31	5,250,000	4,539,824
4.9% 7/15/33	800,000	759,649
Regency Centers LP 3.7% 6/15/30	2,020,000	1,810,666
Simon Property Group LP:
2.2% 2/1/31	1,700,000	1,354,326
2.45% 9/13/29	2,340,000	1,980,545
3.25% 9/13/49	420,000	274,414
3.3% 1/15/26	5,700,000	5,433,015
3.375% 10/1/24	1,600,000	1,560,080
3.375% 12/1/27	4,210,000	3,895,019
3.8% 7/15/50	2,369,000	1,710,901
Store Capital Corp. 2.75% 11/18/30	1,200,000	880,334
Sun Communities Operating LP 2.3% 11/1/28	2,300,000	1,933,639
UDR, Inc. 2.1% 6/15/33	3,800,000	2,790,779
Ventas Realty LP:
3.25% 10/15/26	624,000	577,053
3.85% 4/1/27	1,693,000	1,586,073
4% 3/1/28	3,744,000	3,478,020
4.125% 1/15/26	258,000	248,119
4.375% 2/1/45	535,000	409,575
4.875% 4/15/49	1,000,000	817,913
VICI Properties LP:
4.375% 5/15/25	1,100,000	1,069,431
4.75% 2/15/28	2,000,000	1,901,874
5.125% 5/15/32	2,000,000	1,853,638
Vornado Realty LP 3.5% 1/15/25	1,000,000	948,828
Welltower OP LLC:
4% 6/1/25	2,257,000	2,187,172
4.95% 9/1/48	1,782,000	1,551,246
6.5% 3/15/41	1,000,000	1,023,298
Weyerhaeuser Co. 4% 4/15/30	2,460,000	2,247,943
WP Carey, Inc. 2.45% 2/1/32	1,200,000	934,449
		167,829,725
Real Estate Management & Development - 0.1%
Brandywine Operating Partnership LP 7.55% 3/15/28	1,000,000	937,658
CBRE Group, Inc.:
4.875% 3/1/26	1,016,000	993,904
5.95% 8/15/34	1,100,000	1,088,042
Digital Realty Trust LP:
3.6% 7/1/29	1,700,000	1,533,017
3.7% 8/15/27	1,425,000	1,327,669
Essex Portfolio LP 2.65% 3/15/32	4,300,000	3,425,245
Mid-America Apartments LP:
1.7% 2/15/31	2,100,000	1,655,619
3.95% 3/15/29	1,700,000	1,595,883
Tanger Properties LP 3.875% 7/15/27	1,105,000	986,444
		13,543,481
TOTAL REAL ESTATE		181,373,206
UTILITIES - 2.1%
Electric Utilities - 1.6%
AEP Texas, Inc.:
3.45% 5/15/51	1,500,000	1,012,913
4.15% 5/1/49	1,000,000	770,842
AEP Transmission Co. LLC:
2.75% 8/15/51	3,000,000	1,857,211
5.4% 3/15/53	900,000	893,277
Alabama Power Co.:
3.7% 12/1/47	1,049,000	787,644
3.75% 9/1/27	2,000,000	1,907,885
3.75% 3/1/45	178,000	135,796
4.15% 8/15/44	829,000	671,043
4.3% 7/15/48	1,048,000	861,856
5.2% 6/1/41	686,000	622,182
6% 3/1/39	1,800,000	1,856,803
American Electric Power Co., Inc.:
3.25% 3/1/50	2,003,000	1,315,416
4.3% 12/1/28	3,117,000	2,969,828
Appalachian Power Co.:
4.45% 6/1/45	1,069,000	868,350
4.5% 8/1/32	2,000,000	1,855,818
Arizona Public Service Co.:
3.35% 5/15/50	2,900,000	1,931,683
5.55% 8/1/33	1,400,000	1,401,253
Avangrid, Inc. 3.8% 6/1/29	1,000,000	907,598
Baltimore Gas & Electric Co.:
2.9% 6/15/50	2,000,000	1,281,991
3.5% 8/15/46	445,000	325,752
5.4% 6/1/53	1,200,000	1,183,402
CenterPoint Energy Houston Electric LLC:
3.35% 4/1/51	3,700,000	2,651,670
3.55% 8/1/42	339,000	259,542
4.45% 10/1/32	2,000,000	1,896,144
Cincinnati Gas & Electric Co. 4.3% 2/1/49	2,109,000	1,710,251
Cleco Corporate Holdings LLC 3.743% 5/1/26	1,009,000	947,557
Commonwealth Edison Co.:
2.75% 9/1/51	3,000,000	1,840,096
3.1% 11/1/24	1,782,000	1,730,364
3.2% 11/15/49	1,000,000	684,338
3.65% 6/15/46	510,000	383,590
3.7% 3/1/45	553,000	426,136
3.75% 8/15/47	1,096,000	838,207
4% 3/1/48	1,217,000	980,051
4% 3/1/49	84,000	66,999
5.3% 2/1/53	1,400,000	1,370,831
Connecticut Light & Power Co. 5.25% 1/15/53	1,400,000	1,367,333
Dominion Energy South Carolina 6.05% 1/15/38	2,800,000	2,903,449
DTE Electric Co.:
4.05% 5/15/48	1,570,000	1,272,000
5.4% 4/1/53	3,700,000	3,679,523
Duke Energy Carolinas LLC:
2.85% 3/15/32	3,900,000	3,290,967
2.95% 12/1/26	1,069,000	1,006,066
3.75% 6/1/45	356,000	269,975
3.875% 3/15/46	696,000	535,755
3.95% 3/15/48	3,100,000	2,434,645
4% 9/30/42	668,000	541,829
5.35% 1/15/53	3,000,000	2,915,921
6.05% 4/15/38	111,000	115,256
Duke Energy Corp.:
2.45% 6/1/30	1,300,000	1,081,376
2.65% 9/1/26	2,379,000	2,201,111
3.3% 6/15/41	4,630,000	3,318,788
3.75% 4/15/24	9,869,000	9,745,382
3.75% 9/1/46	1,627,000	1,190,644
3.95% 10/15/23	435,000	433,843
3.95% 8/15/47	1,420,000	1,062,961
4.8% 12/15/45	2,998,000	2,592,155
Duke Energy Florida LLC:
3.4% 10/1/46	445,000	319,881
5.95% 11/15/52	2,800,000	2,922,806
Duke Energy Industries, Inc. 3.25% 10/1/49	3,100,000	2,111,523
Duke Energy Progress LLC:
2.9% 8/15/51	4,000,000	2,545,012
4.1% 3/15/43	1,300,000	1,058,849
4.15% 12/1/44	321,000	261,936
4.375% 3/30/44	356,000	301,274
Edison International 5.75% 6/15/27	7,890,000	7,906,687
Entergy Corp.:
0.9% 9/15/25	3,200,000	2,907,360
2.8% 6/15/30	1,211,000	1,021,136
2.95% 9/1/26	837,000	777,612
3.75% 6/15/50	3,400,000	2,395,801
Entergy Louisiana LLC:
2.35% 6/15/32	4,500,000	3,580,221
4% 3/15/33	2,277,000	2,042,960
Entergy Mississippi LLC 3.85% 6/1/49	1,000,000	746,681
Entergy, Inc.:
3.55% 9/30/49	1,300,000	920,034
5.3% 9/15/33	2,900,000	2,893,915
Eversource Energy:
2.55% 3/15/31	5,000,000	4,108,242
2.9% 10/1/24	1,524,000	1,478,641
3.35% 3/15/26	1,178,000	1,114,470
3.45% 1/15/50	1,000,000	703,354
5.45% 3/1/28	800,000	802,684
Exelon Corp.:
3.4% 4/15/26	2,000,000	1,902,419
3.95% 6/15/25	3,502,000	3,397,462
4.45% 4/15/46	1,100,000	909,294
5.1% 6/15/45	196,000	178,465
5.3% 3/15/33	2,000,000	1,974,637
5.6% 3/15/53	2,800,000	2,701,469
FirstEnergy Corp.:
2.25% 9/1/30	1,950,000	1,565,090
5.1% 7/15/47	1,969,000	1,713,499
Florida Power & Light Co.:
2.85% 4/1/25	3,700,000	3,559,012
2.875% 12/4/51	2,600,000	1,698,779
3.125% 12/1/25	909,000	870,543
3.15% 10/1/49	252,000	175,914
3.25% 6/1/24	842,000	827,326
3.7% 12/1/47	1,100,000	857,544
3.8% 12/15/42	3,600,000	2,940,165
4.05% 10/1/44	3,466,000	2,914,071
4.125% 6/1/48	2,192,000	1,828,904
Fortis, Inc. 3.055% 10/4/26	1,100,000	1,020,278
Georgia Power Co.:
3.25% 3/30/27	2,245,000	2,090,070
4.3% 3/15/42	2,000,000	1,673,820
4.95% 5/17/33	1,900,000	1,838,428
5.125% 5/15/52	1,600,000	1,484,173
Indiana Michigan Power Co. 3.25% 5/1/51	1,500,000	1,019,620
Interstate Power and Light Co. 2.3% 6/1/30	2,510,000	2,058,764
Kentucky Utilities Co. 5.125% 11/1/40	1,730,000	1,620,545
Louisville Gas & Electric Co. 5.45% 4/15/33	1,000,000	1,011,183
MidAmerican Energy Co. 3.65% 8/1/48	4,102,000	3,055,381
Nevada Power Co. 5.9% 5/1/53	1,200,000	1,206,333
NextEra Energy Capital Holdings, Inc.:
2.25% 6/1/30	1,301,000	1,069,440
2.75% 11/1/29	8,382,000	7,243,905
3% 1/15/52	1,500,000	953,851
3.5% 4/1/29	3,900,000	3,556,680
4.625% 7/15/27	2,000,000	1,950,434
4.9% 2/28/28	2,100,000	2,063,641
Northern States Power Co.:
2.6% 6/1/51	1,000,000	610,976
3.4% 8/15/42	356,000	270,635
4.125% 5/15/44	802,000	661,362
5.1% 5/15/53	2,200,000	2,079,732
NSTAR Electric Co.:
3.2% 5/15/27	1,364,000	1,277,511
4.95% 9/15/52	1,000,000	929,809
Oglethorpe Power Corp. 4.5% 4/1/47	1,800,000	1,429,059
Oncor Electric Delivery Co. LLC:
0.55% 10/1/25	6,243,000	5,680,063
3.1% 9/15/49	971,000	659,413
3.75% 4/1/45	3,100,000	2,442,706
3.8% 9/30/47	2,700,000	2,109,969
4.1% 11/15/48	1,000,000	814,885
4.55% 9/15/32	1,100,000	1,047,791
Pacific Gas & Electric Co.:
2.1% 8/1/27	3,800,000	3,281,034
2.5% 2/1/31	4,200,000	3,277,487
3.25% 6/1/31	4,400,000	3,567,062
3.3% 8/1/40	2,850,000	1,910,015
3.45% 7/1/25	1,000,000	949,327
4% 12/1/46	2,822,000	1,867,297
4.2% 6/1/41	1,000,000	723,544
4.3% 3/15/45	5,099,000	3,566,224
4.55% 7/1/30	4,496,000	4,043,087
6.75% 1/15/53	2,700,000	2,624,255
PacifiCorp:
2.9% 6/15/52	1,700,000	1,002,481
3.6% 4/1/24	713,000	703,824
4.125% 1/15/49	2,399,000	1,754,009
5.35% 12/1/53	2,600,000	2,240,711
6% 1/15/39	1,104,000	1,096,482
6.25% 10/15/37	1,100,000	1,125,351
PECO Energy Co. 3.9% 3/1/48	2,900,000	2,306,580
PG&E Wildfire Recovery:
5.099% 6/1/54	1,900,000	1,833,503
5.212% 12/1/49	3,600,000	3,467,248
Potomac Electric Power Co. 6.5% 11/15/37	678,000	739,679
PPL Capital Funding, Inc. 3.1% 5/15/26	1,425,000	1,344,852
PPL Electric Utilities Corp.:
3% 10/1/49	2,479,000	1,679,029
4.15% 10/1/45	624,000	516,187
Progress Energy, Inc. 6% 12/1/39	926,000	930,482
Public Service Co. of Colorado:
2.9% 5/15/25	1,961,000	1,873,377
3.8% 6/15/47	825,000	620,254
4.5% 6/1/52	2,300,000	1,905,421
6.25% 9/1/37	1,000,000	1,039,919
Public Service Co. of Oklahoma 2.2% 8/15/31	1,500,000	1,196,946
Public Service Electric & Gas Co.:
2.45% 1/15/30	1,700,000	1,455,629
3.1% 3/15/32	2,200,000	1,908,956
3.15% 1/1/50	2,300,000	1,613,346
3.65% 9/1/42	504,000	397,174
4% 6/1/44	891,000	698,839
5.2% 8/1/33	2,770,000	2,795,872
Puget Sound Energy, Inc. 4.3% 5/20/45	2,142,000	1,742,678
Southern California Edison Co.:
1.2% 2/1/26	2,000,000	1,817,545
2.25% 6/1/30	2,054,000	1,706,205
2.95% 2/1/51	4,900,000	3,111,777
3.45% 2/1/52	3,200,000	2,189,633
4% 4/1/47	1,782,000	1,380,980
4.65% 10/1/43	1,805,000	1,552,555
5.7% 3/1/53	1,600,000	1,551,165
5.85% 11/1/27	1,300,000	1,330,673
Southern Co.:
3.7% 4/30/30	5,713,000	5,170,110
4% 1/15/51 (b)	3,100,000	2,874,680
4.25% 7/1/36	1,000,000	871,411
4.4% 7/1/46	1,305,000	1,074,697
Southwestern Electric Power Co.:
3.85% 2/1/48	1,600,000	1,161,295
5.3% 4/1/33	400,000	391,562
Tampa Electric Co.:
4.45% 6/15/49	2,088,000	1,718,098
6.15% 5/15/37	1,116,000	1,110,350
Union Electric Co.:
2.625% 3/15/51	1,800,000	1,098,752
3.9% 9/15/42	659,000	517,355
3.9% 4/1/52	1,200,000	942,909
Virginia Electric & Power Co.:
3.1% 5/15/25	713,000	683,904
3.45% 2/15/24	490,000	484,604
3.8% 4/1/28	2,657,000	2,513,114
3.8% 9/15/47	2,543,000	1,908,218
4.2% 5/15/45	2,128,000	1,709,521
4.45% 2/15/44	490,000	414,372
4.6% 12/1/48	3,452,000	2,962,435
5.45% 4/1/53	1,200,000	1,161,425
6% 5/15/37	356,000	365,515
Wisconsin Electric Power Co.:
1.7% 6/15/28	80,000	68,826
4.25% 6/1/44	837,000	658,917
Wisconsin Power & Light Co. 4.95% 4/1/33	2,400,000	2,325,227
Xcel Energy, Inc.:
3.35% 12/1/26	535,000	501,025
3.4% 6/1/30	1,740,000	1,542,377
4% 6/15/28	13,000,000	12,318,013
		336,016,833
Gas Utilities - 0.1%
Atmos Energy Corp.:
4.125% 3/15/49	2,900,000	2,364,302
4.3% 10/1/48	1,000,000	838,282
5.45% 10/15/32	1,000,000	1,023,068
CenterPoint Energy Resources Corp. 5.25% 3/1/28	2,000,000	1,995,353
Dominion Gas Holdings LLC 2.5% 11/15/24	2,000,000	1,924,028
ONE Gas, Inc. 4.658% 2/1/44	1,380,000	1,189,121
Piedmont Natural Gas Co., Inc. 3.5% 6/1/29	3,157,000	2,862,349
Southern California Gas Co.:
2.6% 6/15/26	2,358,000	2,199,523
6.35% 11/15/52	1,800,000	1,930,752
Southern Co. Gas Capital Corp.:
3.95% 10/1/46	1,409,000	1,048,577
5.875% 3/15/41	2,600,000	2,566,126
Southwest Gas Corp. 5.45% 3/23/28	2,163,000	2,156,721
		22,098,202
Independent Power and Renewable Electricity Producers - 0.1%
Constellation Energy Generation, LLC:
3.25% 6/1/25	1,400,000	1,340,032
5.6% 3/1/28	1,500,000	1,509,927
6.25% 10/1/39	1,242,000	1,257,732
Emera U.S. Finance LP:
2.639% 6/15/31	1,000,000	796,995
3.55% 6/15/26	1,000,000	946,089
4.75% 6/15/46	929,000	727,120
Southern Power Co. 4.95% 12/15/46	1,200,000	1,019,118
The AES Corp. 1.375% 1/15/26	5,890,000	5,297,665
		12,894,678
Multi-Utilities - 0.3%
Ameren Corp. 3.5% 1/15/31	8,850,000	7,811,775
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	82,000	75,428
3.7% 7/15/30	788,000	717,904
3.8% 7/15/48	4,048,000	2,988,830
4.05% 4/15/25	1,958,000	1,915,717
4.5% 2/1/45	1,186,000	995,571
5.15% 11/15/43	3,279,000	3,014,438
CenterPoint Energy, Inc. 3.7% 9/1/49	1,420,000	1,012,481
CMS Energy Corp. 4.875% 3/1/44	891,000	791,792
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	510,000	390,383
3.95% 4/1/50	2,695,000	2,133,359
4.45% 3/15/44	1,425,000	1,214,014
4.5% 5/15/58	2,690,000	2,191,456
4.65% 12/1/48	1,866,000	1,604,512
5.5% 12/1/39	1,445,000	1,393,672
5.85% 3/15/36	2,800,000	2,816,734
6.15% 11/15/52	1,000,000	1,072,051
Consumers Energy Co.:
2.5% 5/1/60	1,100,000	607,870
2.65% 8/15/52	574,000	356,083
4.35% 4/15/49	2,410,000	2,062,701
Delmarva Power & Light Co. 4% 6/1/42	713,000	551,486
Dominion Energy, Inc.:
3.9% 10/1/25	2,299,000	2,222,328
4.35% 8/15/32	2,000,000	1,848,821
4.85% 8/15/52	2,700,000	2,302,078
4.9% 8/1/41	356,000	312,365
5.375% 11/15/32	3,200,000	3,150,425
DTE Energy Co.:
2.85% 10/1/26	1,069,000	989,642
3.8% 3/15/27	2,408,000	2,264,207
NiSource, Inc.:
0.95% 8/15/25	4,288,000	3,930,598
1.7% 2/15/31	3,300,000	2,548,812
2.95% 9/1/29	1,420,000	1,249,526
3.49% 5/15/27	1,364,000	1,279,422
3.95% 3/30/48	1,782,000	1,363,110
4.375% 5/15/47	852,000	698,841
4.8% 2/15/44	980,000	856,025
Public Service Enterprise Group, Inc. 2.45% 11/15/31	1,500,000	1,206,564
Puget Energy, Inc.:
3.65% 5/15/25	1,438,000	1,380,278
4.1% 6/15/30	2,600,000	2,325,464
San Diego Gas & Electric Co.:
3.7% 3/15/52	2,400,000	1,785,270
4.5% 8/15/40	1,378,000	1,221,210
5.35% 4/1/53	1,300,000	1,259,139
Sempra:
3.25% 6/15/27	1,087,000	1,004,625
4% 2/1/48	5,578,000	4,268,716
6% 10/15/39	178,000	177,975
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.7387% 5/15/67 (b)(d)	753,000	658,793
		76,022,491
Water Utilities - 0.0%
American Water Capital Corp.:
2.95% 9/1/27	1,600,000	1,473,346
3.45% 5/1/50	1,200,000	869,605
3.75% 9/1/28	5,687,000	5,401,721
3.75% 9/1/47	3,254,000	2,524,862
		10,269,534
TOTAL UTILITIES		457,301,738
TOTAL NONCONVERTIBLE BONDS (Cost $6,323,738,449)		5,520,798,431

U.S. Government and Government Agency Obligations - 43.7%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.6%
Fannie Mae:
0.375% 8/25/25	8,339,000	7,623,907
0.5% 6/17/25	10,000,000	9,239,909
0.625% 4/22/25	6,300,000	5,868,132
0.75% 10/8/27	11,000,000	9,516,453
0.875% 8/5/30	9,584,000	7,601,848
1.625% 10/15/24	4,500,000	4,324,706
1.75% 7/2/24	5,641,000	5,468,740
1.875% 9/24/26	2,379,000	2,198,574
2.125% 4/24/26	713,000	668,674
2.625% 9/6/24	713,000	693,631
2.875% 9/12/23	1,373,000	1,371,920
6.25% 5/15/29	2,000,000	2,190,994
7.25% 5/15/30	5,220,000	6,094,732
Federal Home Loan Bank:
0.375% 9/4/25	2,300,000	2,104,547
0.5% 4/14/25	9,755,000	9,082,025
1.5% 8/15/24	1,280,000	1,233,676
2.5% 2/13/24	890,000	878,001
3.25% 6/9/28	1,700,000	1,620,275
3.25% 11/16/28	4,230,000	4,026,759
5.5% 7/15/36	2,270,000	2,496,967
Freddie Mac:
0.375% 7/21/25	5,568,000	5,115,224
0.375% 9/23/25	10,325,000	9,420,931
6.25% 7/15/32	9,453,000	10,811,119
6.75% 3/15/31	5,634,000	6,490,644
Tennessee Valley Authority:
0.75% 5/15/25	6,800,000	6,315,069
5.25% 9/15/39	3,565,000	3,664,661
5.375% 4/1/56	961,000	1,017,303
5.88% 4/1/36	7,540,000	8,379,096
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		135,518,517
U.S. Treasury Obligations - 43.1%
U.S. Treasury Bonds:
1.125% 5/15/40	15,433,000	9,558,212
1.125% 8/15/40	85,211,000	52,314,894
1.25% 5/15/50	33,195,000	17,350,871
1.375% 11/15/40	126,571,000	80,802,729
1.375% 8/15/50	6,524,000	3,526,273
1.625% 11/15/50	143,869,000	83,219,225
1.75% 8/15/41	5,202,000	3,495,297
1.875% 2/15/41	171,299,000	118,878,830
1.875% 2/15/51	157,669,000	97,268,223
1.875% 11/15/51	73,602,000	45,224,979
2% 11/15/41	74,033,000	51,802,856
2% 2/15/50	130,000	83,246
2% 8/15/51	33,187,000	21,069,856
2.25% 5/15/41	31,812,000	23,440,225
2.25% 8/15/46	8,327,300	5,736,078
2.25% 8/15/49	936,600	637,144
2.25% 2/15/52	54,100,000	36,496,367
2.375% 11/15/49	7,928,000	5,544,335
2.375% 5/15/51	8,194,000	5,695,150
2.5% 2/15/46	12,667,600	9,209,741
2.5% 5/15/46	4,826,500	3,504,680
2.75% 8/15/47	1,857,800	1,408,082
2.75% 11/15/47	3,369,900	2,551,646
2.875% 5/15/43	1,252,400	997,566
2.875% 8/15/45	91,000	71,204
2.875% 11/15/46	2,461,500	1,914,682
2.875% 5/15/49	400	310
2.875% 5/15/52	24,500,000	19,019,082
3% 11/15/44	41,796,400	33,621,612
3% 5/15/45	16,727,200	13,403,976
3% 2/15/47	7,118,100	5,658,611
3% 5/15/47	519,600	412,940
3% 2/15/48	4,353,000	3,455,364
3% 8/15/52	98,400,000	78,416,344
3.125% 11/15/41	1,577,000	1,330,409
3.125% 8/15/44	76,300	62,781
3.125% 5/15/48	466,400	378,804
3.25% 5/15/42	70,600,000	60,288,539
3.375% 8/15/42	213,700,000	185,443,184
3.375% 5/15/44	2,243,400	1,923,716
3.375% 11/15/48	4,431,700	3,766,253
3.625% 8/15/43	320,900	286,817
3.625% 2/15/44	1,062,700	947,962
3.625% 2/15/53	225,800,000	203,431,688
3.625% 5/15/53	5,200,000	4,689,750
3.875% 8/15/40	1,400	1,329
3.875% 2/15/43	100,400,000	93,419,063
3.875% 5/15/43	135,950,000	126,406,065
4% 11/15/42	97,300,000	92,317,176
4% 11/15/52	64,100,000	61,848,988
4.125% 8/15/53	28,500,000	28,117,031
4.25% 5/15/39	1,432,500	1,436,529
4.25% 11/15/40	144,500	143,907
4.375% 11/15/39	17,800	18,043
4.375% 5/15/40	1,900	1,923
4.375% 8/15/43	23,300,000	23,238,109
4.5% 5/15/38	4,680,500	4,846,146
4.5% 8/15/39	73,900	76,169
4.75% 2/15/37	5,326,400	5,687,180
4.75% 2/15/41	489,700	517,360
5.375% 2/15/31	9,530,300	10,266,292
U.S. Treasury Notes:
0.25% 5/31/25	34,270,000	31,579,270
0.25% 6/30/25	2,937,000	2,699,057
0.25% 8/31/25	770,000	703,046
0.25% 9/30/25	23,754,000	21,642,121
0.375% 11/30/25	48,770,000	44,266,395
0.375% 12/31/25	109,512,000	99,228,139
0.375% 1/31/26	124,970,000	112,790,306
0.375% 7/31/27	41,405,000	35,488,614
0.375% 9/30/27	4,380,000	3,733,608
0.5% 2/28/26	3,914,000	3,533,914
0.5% 4/30/27	76,857,000	66,769,519
0.5% 6/30/27	6,547,000	5,657,273
0.5% 10/31/27	69,435,000	59,326,240
0.625% 7/31/26	47,986,000	42,911,855
0.625% 3/31/27	798,000	698,437
0.625% 11/30/27	1,471,000	1,260,578
0.625% 12/31/27	11,851,000	10,131,216
0.625% 5/15/30	6,869,000	5,449,317
0.625% 8/15/30	30,836,000	24,296,600
0.75% 11/15/24	146,270,000	138,653,676
0.75% 3/31/26	42,400,000	38,481,312
0.75% 4/30/26	228,803,000	206,923,713
0.75% 5/31/26	85,730,000	77,317,744
0.75% 8/31/26	52,800,000	47,270,438
0.75% 1/31/28	5,976,000	5,125,587
0.875% 6/30/26	46,368,000	41,914,136
0.875% 9/30/26	57,100,000	51,240,558
1% 12/15/24	15,700,000	14,883,723
1.125% 10/31/26	167,200,000	150,728,188
1.125% 2/29/28	119,508,000	104,041,985
1.25% 11/30/26	106,012,000	95,746,228
1.25% 12/31/26	14,400,000	12,987,000
1.25% 3/31/28	15,582,000	13,617,816
1.25% 4/30/28	53,309,000	46,491,279
1.25% 5/31/28	39,296,000	34,207,475
1.25% 6/30/28	77,172,000	67,049,204
1.25% 9/30/28	114,316,000	98,655,601
1.25% 8/15/31	154,327,000	124,619,053
1.375% 1/31/25	9,913,000	9,406,895
1.375% 8/31/26	2,670,800	2,436,688
1.375% 12/31/28	22,700,000	19,608,012
1.5% 9/30/24	20,957,000	20,121,995
1.5% 10/31/24	8,750,000	8,380,518
1.5% 11/30/24	37,250,000	35,581,025
1.5% 8/15/26	11,644,100	10,673,000
1.5% 1/31/27	50,200,000	45,534,930
1.5% 11/30/28	113,349,000	98,733,178
1.5% 2/15/30	87,477,000	74,208,516
1.625% 2/15/26	1,812,700	1,684,961
1.625% 5/15/26	999,900	924,673
1.625% 9/30/26	1,274,000	1,170,040
1.625% 10/31/26	1,670,000	1,529,355
1.625% 11/30/26	2,021,000	1,847,794
1.625% 8/15/29	29,838,600	25,840,694
1.625% 5/15/31	38,120,000	31,929,967
1.75% 6/30/24	7,244,300	7,031,499
1.75% 7/31/24	7,472,800	7,228,766
1.75% 12/31/24	45,915,000	43,895,457
1.875% 6/30/26	15,666,100	14,570,085
1.875% 7/31/26	33,197,000	30,794,108
2% 4/30/24	10,425,000	10,194,917
2% 6/30/24	4,459,800	4,337,330
2% 2/15/25	647,800	619,661
2% 8/15/25	6,441,400	6,097,691
2% 11/15/26	11,997,900	11,107,431
2.125% 7/31/24	2,225,100	2,160,172
2.125% 9/30/24	16,014,500	15,475,262
2.125% 11/30/24	2,535,000	2,440,037
2.125% 5/15/25	1,939,000	1,848,488
2.25% 12/31/23	522,200	516,794
2.25% 1/31/24	6,447,500	6,363,884
2.25% 3/31/24	11,300,000	11,096,070
2.25% 11/15/24	15,315,800	14,779,149
2.25% 12/31/24	13,968,400	13,442,948
2.25% 11/15/25	18,937,500	17,941,062
2.25% 2/15/27	944,000	877,809
2.25% 8/15/27	5,291,000	4,885,288
2.25% 11/15/27	43,039,100	39,577,479
2.375% 8/15/24	5,198,200	5,051,391
2.375% 5/15/27	68,262,000	63,526,324
2.5% 1/31/24	11,216,000	11,081,058
2.5% 1/31/25	20,661,800	19,918,460
2.5% 2/28/26	9,949,100	9,445,815
2.5% 3/31/27	39,000,000	36,544,219
2.625% 3/31/25	2,858,900	2,753,478
2.625% 4/15/25	49,100,000	47,262,586
2.625% 12/31/25	3,480,100	3,320,097
2.625% 1/31/26	9,021,000	8,595,674
2.625% 5/31/27	7,200,000	6,758,438
2.625% 2/15/29	20,536,100	18,906,047
2.625% 7/31/29	155,300,000	142,232,962
2.75% 11/15/23	1,100	1,094
2.75% 2/28/25	3,753,700	3,627,159
2.75% 6/30/25	3,682,400	3,542,584
2.75% 4/30/27	35,700,000	33,696,059
2.75% 7/31/27	85,000,000	80,016,211
2.75% 8/15/32	262,619,800	235,732,047
2.875% 9/30/23	500	499
2.875% 11/30/23	56,900	56,540
2.875% 4/30/25	12,040,300	11,629,707
2.875% 6/15/25	53,000,000	51,122,226
2.875% 5/15/28	46,361,100	43,570,379
2.875% 8/15/28	38,531,600	36,126,385
2.875% 4/30/29	11,600,000	10,796,609
2.875% 5/15/32	1,900,000	1,726,699
3% 7/15/25	66,700,000	64,422,821
3% 10/31/25	7,767,100	7,481,902
3.125% 8/31/27	41,900,000	39,981,766
3.125% 11/15/28	3,802,200	3,600,060
3.125% 8/31/29	43,000,000	40,472,070
3.25% 6/30/27	37,300,000	35,808,000
3.25% 6/30/29	11,400,000	10,811,297
3.375% 5/15/33	68,300,000	64,340,734
3.5% 1/31/28	99,800,000	96,505,821
3.5% 4/30/28	126,400,000	122,167,825
3.5% 1/31/30	108,600,000	104,175,398
3.5% 4/30/30	67,900,000	65,099,125
3.5% 2/15/33	163,400,000	155,612,969
3.625% 5/15/26	171,800,000	167,519,414
3.625% 3/31/28	49,700,000	48,313,836
3.625% 5/31/28	30,400,000	29,566,375
3.625% 3/31/30	78,900,000	76,212,469
3.75% 6/30/30	167,850,000	163,312,805
3.875% 3/31/25	221,100,000	217,101,199
3.875% 4/30/25	161,200,000	158,271,954
3.875% 11/30/27	118,900,000	116,717,070
3.875% 12/31/27	92,900,000	91,179,975
3.875% 9/30/29	27,400,000	26,850,930
3.875% 11/30/29	73,000,000	71,537,149
3.875% 12/31/29	29,300,000	28,710,566
3.875% 8/15/33	61,300,000	60,208,094
4% 12/15/25	75,200,000	73,983,875
4% 6/30/28	157,800,000	155,913,798
4% 10/31/29	128,400,000	126,679,640
4% 2/28/30	11,800,000	11,649,734
4.125% 1/31/25	87,700,000	86,476,996
4.125% 9/30/27	27,300,000	27,047,262
4.125% 10/31/27	153,700,000	152,265,066
4.125% 7/31/28 (e)	99,300,000	98,718,164
4.25% 9/30/24	14,900,000	14,732,957
4.25% 12/31/24	70,500,000	69,638,028
4.25% 5/31/25	346,200,000	341,967,165
4.25% 10/15/25	125,500,000	124,093,027
4.375% 10/31/24	4,000,000	3,958,594
4.375% 8/31/28	8,300,000	8,351,227
4.5% 11/30/24	306,800,000	304,043,592
4.5% 11/15/25	22,900,000	22,760,453
4.5% 7/15/26	95,000,000	94,829,296
4.625% 2/28/25	65,900,000	65,444,363
4.75% 7/31/25	120,000,000	119,676,563
5% 8/31/25	23,600,000	23,667,297
TOTAL U.S. TREASURY OBLIGATIONS		9,224,615,160
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $10,216,621,519)		9,360,133,677

U.S. Government Agency - Mortgage Securities - 27.2%
	Principal Amount (a)	Value ($)
Fannie Mae - 11.1%
12 month U.S. LIBOR + 1.510% 4.286% 11/1/34 (b)(d)	319,452	321,966
12 month U.S. LIBOR + 1.640% 4.533% 4/1/41 (b)(d)	77,918	78,330
12 month U.S. LIBOR + 1.880% 4.478% 11/1/34 (b)(d)	24,788	25,056
1.5% 10/1/35 to 4/1/52	239,782,240	193,125,302
2% 11/1/23 to 6/1/52	706,551,822	577,059,420
2.5% 6/1/24 to 5/1/52 (f)	549,748,567	465,049,913
3% 5/1/26 to 6/1/52	492,191,407	434,383,929
3.5% 11/1/23 to 4/1/53	299,356,441	272,736,296
4% 4/1/24 to 7/1/53	220,581,859	206,185,131
4.5% to 4.5% 10/1/23 to 4/1/53	70,967,212	68,261,184
5% 11/1/23 to 6/1/53	95,017,536	92,769,210
5.5% 12/1/23 to 8/1/53	51,191,858	50,768,486
6% to 6% 11/1/32 to 1/1/53	22,954,123	23,093,801
6.5% 8/1/26 to 4/1/53	4,518,637	4,612,217
TOTAL FANNIE MAE		2,388,470,241
Freddie Mac - 8.7%
12 month U.S. LIBOR + 1.940% 5.879% 9/1/37 (b)(d)	28,111	28,453
U.S. TREASURY 1 YEAR INDEX + 1.710% 3.941% 3/1/36 (b)(d)	245,428	244,715
U.S. TREASURY 1 YEAR INDEX + 2.230% 4.479% 12/1/35 (b)(d)	103,887	105,156
U.S. TREASURY 1 YEAR INDEX + 2.250% 4.457% 3/1/35 (b)(d)	52,118	52,543
1.5% 8/1/35 to 4/1/52	105,712,633	84,238,815
2% 2/1/28 to 6/1/52 (f)	736,328,778	597,521,092
2% 9/1/35	30,609,962	26,983,838
2% 11/1/35	12,631,451	11,135,101
2.5% 8/1/25 to 6/1/52	492,708,234	413,708,881
3% 10/1/26 to 4/1/52	131,219,957	115,867,210
3% 8/1/47	34,916	30,634
3% 5/1/49	25,343	22,119
3.5% 6/1/24 to 4/1/53	131,171,609	119,457,605
3.5% 8/1/47	33,859	30,776
3.5% 9/1/47	16,278	14,791
3.5% 9/1/47	1,540,472	1,407,438
4% 9/1/24 to 4/1/53	126,649,108	118,381,020
4.5% 6/1/25 to 6/1/53	132,174,464	125,973,617
5% 10/1/26 to 6/1/53	86,840,450	84,568,075
5.5% 4/1/27 to 7/1/53	90,619,144	89,619,702
6% 4/1/32 to 7/1/53	47,730,629	47,890,530
6.5% 9/1/33 to 8/1/53	20,366,757	20,686,334
TOTAL FREDDIE MAC		1,857,968,445
Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 2/1/32	8,245	7,641
Ginnie Mae - 6.0%
3.5% 11/15/40 to 6/20/53	162,959,134	149,756,016
4% 1/15/25 to 7/20/53	112,811,719	105,918,255
1.5% 6/20/45 to 12/20/51	3,928,628	3,085,246
2% 2/20/51 to 3/20/52	270,853,206	223,945,118
2% 9/1/53 (g)	8,400,000	6,930,003
2% 9/1/53 (g)	11,100,000	9,157,504
2% 9/1/53 (g)	1,900,000	1,567,501
2% 9/1/53 (g)	5,000,000	4,125,002
2% 9/1/53 (g)	8,000,000	6,600,003
2% 9/1/53 (g)	7,350,000	6,063,753
2% 10/1/53 (g)	1,450,000	1,197,497
2% 10/1/53 (g)	18,000,000	14,865,475
2.5% 10/20/42 to 8/20/52	273,523,058	233,677,758
2.5% 9/1/53 (g)	9,250,000	7,873,356
2.5% 9/1/53 (g)	9,250,000	7,873,356
2.5% 9/1/53 (g)	12,450,000	10,597,111
2.5% 9/1/53 (g)	9,700,000	8,256,384
2.5% 9/1/53 (g)	6,650,000	5,660,304
2.5% 10/1/53 (g)	5,200,000	4,430,368
3% 4/15/42 to 6/20/53	214,753,802	190,413,155
3% 9/1/53 (g)	7,950,000	6,990,385
3% 9/1/53 (g)	5,325,000	4,682,239
3% 9/1/53 (g)	6,850,000	6,023,162
3% 9/1/53 (g)	900,000	791,364
3% 10/1/53 (g)	7,750,000	6,819,068
3.5% 9/1/53 (g)	2,750,000	2,496,875
3.5% 9/1/53 (g)	1,350,000	1,225,739
3.5% 9/1/53 (g)	3,600,000	3,268,636
3.5% 9/1/53 (g)	2,700,000	2,451,477
3.5% 9/1/53 (g)	2,850,000	2,587,670
3.5% 9/1/53 (g)	2,825,000	2,564,971
3.5% 10/1/53 (g)	2,150,000	1,952,522
4.5% to 4.5% 3/20/33 to 7/20/53	92,372,157	88,429,635
5% 6/20/33 to 7/20/53	74,142,952	72,349,843
5.5% 12/20/32 to 8/20/53	49,046,732	48,624,449
6% to 6% 5/20/34 to 3/20/53	23,807,753	23,899,279
6.5% 8/20/36 to 7/20/53	16,720,598	16,947,569
TOTAL GINNIE MAE		1,294,098,048
Uniform Mortgage Backed Securities - 1.4%
2% 9/1/53 (g)	16,450,000	13,095,261
2% 9/1/53 (g)	11,100,000	8,836,316
2% 9/1/53 (g)	27,500,000	21,891,774
2% 9/1/53 (g)	5,400,000	4,298,748
2% 9/1/53 (g)	28,175,000	22,429,117
2% 9/1/53 (g)	19,850,000	15,801,880
2% 9/1/53 (g)	16,250,000	12,936,048
2% 9/1/53 (g)	8,625,000	6,866,056
2% 9/1/53 (g)	6,150,000	4,895,797
2% 9/1/53 (g)	11,550,000	9,194,545
2% 10/1/53 (g)	34,750,000	27,702,606
2% 10/1/53 (g)	13,900,000	11,081,042
2% 10/1/53 (g)	13,900,000	11,081,042
2% 10/1/53 (g)	20,850,000	16,621,564
2.5% 9/1/53 (g)	13,750,000	11,395,850
2.5% 9/1/53 (g)	9,600,000	7,956,375
2.5% 9/1/53 (g)	21,400,000	17,736,087
2.5% 9/1/53 (g)	20,850,000	17,280,253
3% 9/1/53 (g)	4,850,000	4,178,388
3% 9/1/53 (g)	9,675,000	8,335,239
3% 9/1/53 (g)	1,575,000	1,356,899
4.5% 9/1/53 (g)	10,100,000	9,577,640
5% 9/1/53 (g)	3,800,000	3,684,664
5.5% 9/1/53 (g)	15,800,000	15,607,438
6% 9/1/53 (g)	4,800,000	4,812,937
6.5% 9/1/53 (g)	5,300,000	5,382,563
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		294,036,129
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $6,654,072,717)		5,834,580,504

Asset-Backed Securities - 0.3%
	Principal Amount (a)	Value ($)
Capital One Multi-Asset Execution Trust:
Series 2019-A3 Class A3, 2.06% 8/15/28	2,360,000	2,166,549
1.39% 7/15/30	4,200,000	3,556,854
Capital One Prime Auto Receivables Series 2023-1 Class A3, 4.87% 2/15/28	1,690,000	1,673,886
CarMax Auto Owner Trust:
Series 2021-1 Class A3, 0.34% 12/15/25	3,331,730	3,247,451
Series 2022-3 Class A2A, 3.97% 4/15/27	9,500,000	9,278,115
Carmax Auto Owner Trust Series 2023 2 Class A3, 5.05% 1/18/28	6,500,000	6,453,351
Citibank Credit Card Issuance Trust:
Series 2007-A3 Class A3, 6.15% 6/15/39	2,400,000	2,583,172
Series 2013-A9 Class A9, 3.72% 9/8/25	834,000	833,603
Series 2018-A7 Class A7, 3.96% 10/13/30	2,750,000	2,629,377
Discover Card Execution Note Trust Series 2017-A4 Class A4, 2.53% 10/15/26	256,000	250,899
Ford Credit Auto Owner Trust Series 2023-A Class A3, 4.65% 2/15/28	4,451,000	4,384,197
GM Financial Consumer Automobile Re Series 2023 2 Class A3, 4.47% 2/16/28	6,500,000	6,390,048
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	2,777,845	2,711,723
Hyundai Auto Receivables Trust:
Series 2022-C Class A3, 5.39% 6/15/27	4,000,000	3,992,722
Series 2023 A Class A3, 4.58% 4/15/27	6,500,000	6,417,473
3.72% 11/16/26	6,412,000	6,254,894
TOTAL ASSET-BACKED SECURITIES (Cost $64,819,071)		62,824,314

Commercial Mortgage Securities - 1.5%
	Principal Amount (a)	Value ($)
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	2,988,295	2,854,430
Series 2020-BN25 Class A5, 2.649% 1/15/63	4,650,000	3,916,610
Series 2020-BN28 Class A4, 1.844% 3/15/63	6,780,000	5,351,918
Series 2021-BN35 Class A5, 2.285% 6/15/64	12,700,000	10,120,145
Series 2022-BNK39 Class A4, 2.928% 2/15/55	1,800,000	1,494,952
Series 2022-BNK41 Class A4, 3.7901% 4/15/65 (b)	9,500,000	8,429,145
Series 2023-BNK45 Class A5, 5.203% 2/15/56 (b)	4,000,000	3,919,418
BBCMS Mortgage Trust sequential payer:
Series 2021-C10 Class A5, 2.492% 7/15/54	11,850,000	9,686,538
Series 2021-C9 Class A5, 2.299% 2/15/54	2,000,000	1,615,069
Benchmark 2023-B39 C Mtg Trust sequential payer Series 2023-B39 Class A5, 5.7536% 7/15/56	3,000,000	3,062,509
Benchmark Mortgage Trust:
sequential payer:
Series 2020-B19 Class A5, 1.85% 9/15/53	3,100,000	2,365,997
Series 2021-B24 Class A5, 2.5843% 3/15/54	10,300,000	8,160,396
Series 2019-B12 Class A5, 3.1156% 8/15/52	4,705,000	4,100,338
Series 2019-B9 Class A5, 4.0156% 3/15/52	4,179,000	3,785,538
BMO Mortgage Trust sequential payer Series 2022-C1 Class A5, 3.374% 2/15/55	3,500,000	3,005,254
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	5,370,000	5,189,234
Series 2015-GC29 Class A4, 3.192% 4/10/48	2,028,000	1,928,788
Series 2015-P1 Class A5, 3.717% 9/15/48	1,045,000	997,732
Series 2016-C1 Class A4, 3.209% 5/10/49	3,308,000	3,084,577
Series 2016-P4 Class A4, 2.902% 7/10/49	3,832,000	3,513,228
Series 2018-B2 Class A4, 4.009% 3/10/51	2,641,000	2,436,762
COMM Mortgage Trust Series 2015-CR22 Class A5, 3.309% 3/10/48	3,462,000	3,306,431
CSAIL Commercial Mortgage Trust sequential payer:
Series 2015-C3 Class A4, 3.7182% 8/15/48	2,240,000	2,135,250
Series 2019-C17:
Class A4, 2.7628% 9/15/52	3,480,000	2,942,493
Class A5, 3.0161% 9/15/52	3,480,000	2,994,118
Freddie Mac:
sequential payer:
Series 2016-K057 Class A2, 2.57% 7/25/26	2,844,000	2,663,435
Series 2020-K104 Class A2, 2.253% 1/25/30	16,200,000	13,988,037
Series 2020-K116 Class A2, 1.378% 7/25/30	12,400,000	9,936,364
Series 2020-K117 Class A2, 1.406% 8/25/30	12,400,000	9,925,334
Series 2020-K118 Class A2, 1.493% 9/25/30	6,200,000	4,983,897
Series 2020-K121 Class A2, 1.547% 10/25/30	8,900,000	7,155,641
Series 2021-K125 Class A2, 1.846% 1/25/31	2,000,000	1,634,700
Series 2021-K126 Class A2, 2.074% 1/25/31	8,200,000	6,816,808
Series 2021-K128 Class A2, 2.02% 3/25/31	6,410,000	5,309,494
Series 2021-K129 Class A2, 1.914% 5/25/31	6,160,000	5,037,395
Series 2021-K130 Class A2, 1.723% 6/25/31	7,200,000	5,780,874
Series 2021-K136 Class A2, 2.127% 11/25/31	7,800,000	6,391,251
Series 2022-151 Class A2:
3.78% 11/25/32	7,500,000	6,925,753
3.8% 10/25/32	1,000,000	925,641
Series 2023-154 Class A2, 4.35% 1/25/33	9,000,000	8,686,225
Series 2023-157 Class A2, 4.2% 5/25/33	8,500,000	8,106,044
Series 2023-K751 Class A2, 4.412% 3/25/30	4,000,000	3,901,904
Series K080 Class A2, 3.926% 7/25/28	2,957,000	2,842,461
Series 2017-K064 Class A2, 3.224% 3/25/27	3,075,000	2,903,937
Series 2017-K068 Class A2, 3.244% 8/25/27	4,243,000	3,987,096
Series 2017-K727 Class A2, 2.946% 7/25/24	4,048,399	3,960,068
Series 2018-K730 Class A2, 3.59% 1/25/25	6,587,593	6,419,833
Series 2019-K094 Class A2, 2.903% 6/25/29	9,484,000	8,597,055
Series 2019-K1510 Class A2, 3.718% 1/25/31	2,646,000	2,456,411
Series 2021-K123 Class A2, 1.621% 12/25/30	8,000,000	6,449,463
Series K036 Class A2, 3.527% 10/25/23	743,380	740,282
Series K046 Class A2, 3.205% 3/25/25	5,935,000	5,736,199
Series K047 Class A2, 3.329% 5/25/25	688,000	665,214
Series K053 Class A2, 2.995% 12/25/25	1,267,000	1,208,272
Series K056 Class A2, 2.525% 5/25/26	3,698,000	3,464,930
Series K062 Class A1, 3.032% 9/25/26	1,425,265	1,379,532
Series K079 Class A2, 3.926% 6/25/28	1,386,000	1,332,363
GS Mortgage Securities Trust sequential payer:
Series 2014-GC26 Class A4, 3.364% 11/10/47	2,558,368	2,480,971
Series 2020-GC45 Class A5, 2.9106% 2/13/53	9,700,000	8,342,889
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2014-C21 Class A5, 3.7748% 8/15/47	6,016,000	5,876,056
Series 2014-C23 Class A5, 3.9342% 9/15/47	1,702,000	1,653,071
Series 2014-C24 Class A5, 3.6385% 11/15/47	4,646,000	4,469,011
Series 2015-C29 Class A4, 3.6108% 5/15/48	1,604,000	1,520,852
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2020-COR7 Class A5, 2.1798% 5/13/53	8,000,000	6,300,393
Morgan Stanley BAML Trust Series 2015-C20 Class A4, 3.249% 2/15/48	2,625,000	2,516,045
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	4,000,000	3,352,666
UBS Commercial Mortgage Trust sequential payer Series 2019-C16 Class A4, 3.6048% 4/15/52	7,470,000	6,686,120
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	5,667,000	4,872,580
Series 2019-C54 Class A4, 3.146% 12/15/52	8,500,000	7,373,525
Series 2018-C48 Class A5, 4.302% 1/15/52	3,485,000	3,266,232
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class A5, 2.725% 2/15/53	3,600,000	3,043,293
WF-RBS Commercial Mortgage Trust Series 2014-C25 Class A5, 3.631% 11/15/47	2,576,000	2,480,978
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $378,321,699)		324,943,465

Municipal Securities - 0.4%
	Principal Amount (a)	Value ($)
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	1,730,000	2,298,311
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	900,000	1,032,163
Series 2010 S1, 7.043% 4/1/50	1,325,000	1,636,778
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	4,410,000	5,441,368
Series 2010, 7.6% 11/1/40	6,390,000	7,945,343
Series 2018, 3.5% 4/1/28	2,300,000	2,175,242
California State Univ. Rev. Series 2021 B, 2.719% 11/1/52	3,540,000	2,369,832
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Series 2021 A, 3.204% 1/15/51	2,200,000	1,494,133
Chicago O'Hare Int'l. Arpt. Rev. Series 2010 B, 6.395% 1/1/40	5,350,000	5,974,629
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	1,365,000	1,220,894
Dallas Area Rapid Transit Sales Tax Rev. Series 2021 A, 2.613% 12/1/48	4,750,000	3,208,293
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2019 A, 3.144% 11/1/45	435,000	326,599
Series 2021 C, 2.843% 11/1/46	4,000,000	2,860,714
Series 2022 A, 4.507% 11/1/51	1,580,000	1,414,879
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B:
2.746% 6/1/34	1,920,000	1,547,939
3.293% 6/1/42	1,000,000	737,492
Idaho Energy Resources Auth. Series 2021, 2.861% 9/1/46	1,175,000	824,547
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	12,925,000	12,541,120
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	1,355,000	1,304,577
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	1,685,000	2,049,047
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	820,000	892,584
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	840,000	656,285
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2019 B, 3.395% 10/15/40	2,650,000	2,132,415
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2021 C, 2.823% 8/1/41	3,000,000	2,274,331
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2021 A, 3.225% 9/1/47	2,000,000	1,486,865
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	837,000	1,025,851
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	1,610,000	1,756,972
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	1,910,000	1,954,574
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	1,095,000	1,181,335
New York State Dorm. Auth. Series 2021 C, 2.202% 3/15/34	6,000,000	4,722,395
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	920,000	876,252
Series 2010 164, 5.647% 11/1/40	930,000	973,043
Series 225, 3.175% 7/15/60	6,000,000	3,938,632
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	1,010,000	820,481
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	1,130,000	1,187,686
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	2,016,000	2,052,451
Univ. of California Regents Med. Ctr. Pool Rev. Series N:
3.006% 5/15/50	3,000,000	2,042,010
3.256% 5/15/60	3,000,000	2,020,661
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	175,000	183,705
Series 2015 AP, 3.931% 5/15/45	665,000	598,787
Univ. of Virginia Gen. Rev.:
(Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/2117	845,000	653,095
Series 2021 B, 2.584% 11/1/51	2,400,000	1,569,236
TOTAL MUNICIPAL SECURITIES (Cost $120,593,961)		93,403,546

Foreign Government and Government Agency Obligations - 1.5%
	Principal Amount (a)	Value ($)
Alberta Province:
1% 5/20/25	35,763,000	33,335,765
2.95% 1/23/24	5,000,000	4,952,500
3.3% 3/15/28	696,000	658,186
British Columbia Province 2.25% 6/2/26	6,672,000	6,244,592
Chilean Republic:
2.45% 1/31/31	6,000,000	5,093,460
2.55% 7/27/33	2,900,000	2,326,699
3.24% 2/6/28	2,067,000	1,928,346
3.625% 10/30/42	3,150,000	2,440,463
3.86% 6/21/47	3,039,000	2,393,881
4.95% 1/5/36	3,440,000	3,313,477
5.33% 1/5/54	3,400,000	3,275,900
Export Development Canada 2.625% 2/21/24	5,020,000	4,955,393
Hungarian Republic:
5.375% 3/25/24	832,000	828,772
5.75% 11/22/23	1,544,000	1,541,699
7.625% 3/29/41	1,500,000	1,655,985
Indonesian Republic:
2.85% 2/14/30	5,800,000	5,087,354
3.4% 9/18/29	5,600,000	5,075,616
3.5% 2/14/50	4,200,000	3,097,752
4.35% 1/11/48	901,000	771,346
4.45% 4/15/70	1,300,000	1,060,657
5.35% 2/11/49	5,800,000	5,680,636
Israeli State:
2.75% 7/3/30	1,310,000	1,140,918
3.25% 1/17/28	2,565,000	2,382,582
3.375% 1/15/50	4,900,000	3,461,674
3.875% 7/3/50	4,660,000	3,617,185
Italian Republic:
1.25% 2/17/26	4,100,000	3,687,222
2.375% 10/17/24	1,400,000	1,344,714
2.875% 10/17/29	9,060,000	7,878,576
4% 10/17/49	2,982,000	2,185,985
Jordanian Kingdom 3% 6/30/25	341,000	325,045
Korean Republic:
2% 6/19/24	2,400,000	2,334,024
2.5% 6/19/29	4,000,000	3,588,532
2.75% 1/19/27	4,000,000	3,753,960
Manitoba Province 3.05% 5/14/24	267,000	263,040
Ontario Province:
1.125% 10/7/30	3,750,000	2,973,825
2.3% 6/15/26	22,624,000	21,182,399
2.5% 4/27/26	891,000	839,625
3.05% 1/29/24	2,120,000	2,099,584
Panamanian Republic:
2.252% 9/29/32	6,180,000	4,686,974
3.16% 1/23/30	3,711,000	3,229,758
3.75% 3/16/25	11,010,000	10,668,690
4.3% 4/29/53	1,012,000	727,942
4.5% 4/16/50	3,012,000	2,247,825
4.5% 4/1/56	4,200,000	3,036,012
6.4% 2/14/35	3,800,000	3,897,698
6.7% 1/26/36	1,760,000	1,846,733
Peruvian Republic:
1.862% 12/1/32	6,740,000	5,083,578
2.392% 1/23/26	7,870,000	7,377,417
2.78% 12/1/60	1,000,000	585,610
2.844% 6/20/30	3,820,000	3,308,464
3.55% 3/10/51	4,400,000	3,162,456
4.125% 8/25/27	919,000	888,241
6.55% 3/14/37	2,718,000	2,957,646
Philippine Republic:
1.648% 6/10/31	1,850,000	1,453,749
3% 2/1/28	3,387,000	3,116,243
3.7% 3/1/41	11,200,000	8,980,160
3.75% 1/14/29	1,000,000	941,190
3.95% 1/20/40	3,734,000	3,146,604
5.17% 10/13/27	5,000,000	5,021,600
6.375% 10/23/34	1,849,000	2,023,749
7.75% 1/14/31	3,000,000	3,482,910
9.5% 2/2/30	2,500,000	3,081,500
Polish Government:
3.25% 4/6/26	1,176,000	1,123,633
5.5% 4/4/53	2,700,000	2,622,888
Quebec Province:
1.5% 2/11/25	6,000,000	5,682,960
2.5% 4/20/26	1,009,000	951,295
2.75% 4/12/27	8,846,000	8,278,529
2.875% 10/16/24	370,000	359,529
4.5% 9/8/33	3,000,000	2,988,540
United Mexican States:
3.5% 2/12/34	16,778,000	13,909,969
3.75% 4/19/71	7,000,000	4,473,000
4.28% 8/14/41	3,000,000	2,419,200
4.35% 1/15/47	2,568,000	1,995,927
4.5% 1/31/50	2,200,000	1,747,240
4.6% 1/23/46	1,034,000	834,128
4.6% 2/10/48	3,128,000	2,507,780
4.75% 4/27/32	5,000,000	4,732,300
4.75% 3/8/44	7,230,000	6,063,946
5.55% 1/21/45	2,198,000	2,043,788
6.05% 1/11/40	3,556,000	3,547,323
Uruguay Republic:
4.125% 11/20/45	846,621	747,507
4.375% 1/23/31	8,324,181	8,190,495
4.975% 4/20/55	5,249,811	4,957,292
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $374,980,768)		323,907,387

Supranational Obligations - 1.1%
	Principal Amount (a)	Value ($)
African Development Bank 0.875% 7/22/26	4,400,000	3,948,358
Asian Development Bank:
0.375% 9/3/25	13,000,000	11,886,896
0.75% 10/8/30	3,000,000	2,347,935
1.5% 10/18/24	4,500,000	4,313,186
1.875% 1/24/30	8,574,000	7,389,984
2% 4/24/26	1,123,000	1,048,306
2.5% 11/2/27	1,195,000	1,108,063
2.625% 1/30/24	2,742,000	2,710,087
2.625% 1/12/27	1,158,000	1,088,852
2.75% 1/19/28	11,074,000	10,340,648
European Investment Bank:
0.75% 9/23/30	7,250,000	5,713,990
0.875% 5/17/30	1,760,000	1,413,066
1.25% 2/14/31	6,300,000	5,109,280
1.625% 3/14/25	21,997,000	20,871,512
1.875% 2/10/25	535,000	510,781
2.25% 6/24/24	4,115,000	4,010,647
2.375% 5/24/27	713,000	661,650
2.5% 10/15/24	1,020,000	988,609
3.125% 12/14/23	2,459,000	2,442,931
3.25% 1/29/24	356,000	352,759
Inter-American Development Bank:
0.625% 7/15/25	4,000,000	3,693,385
1.75% 3/14/25	16,400,000	15,585,704
2% 6/2/26	713,000	663,643
2% 7/23/26	6,000,000	5,571,754
2.125% 1/15/25	326,000	312,713
2.25% 6/18/29	3,189,000	2,843,658
2.375% 7/7/27	1,200,000	1,112,352
3% 10/4/23	637,000	635,738
3% 2/21/24	14,887,000	14,713,188
4.375% 1/24/44	2,313,000	2,206,404
International Bank for Reconstruction & Development:
0.375% 7/28/25	5,350,000	4,910,374
0.5% 10/28/25	8,582,000	7,828,743
0.75% 3/11/25	64,000	59,924
0.75% 8/26/30	8,100,000	6,361,777
0.875% 5/14/30	3,108,000	2,484,274
1.5% 8/28/24	7,014,000	6,754,539
1.625% 1/15/25	21,300,000	20,299,977
1.875% 10/27/26	849,000	781,720
2.5% 3/19/24	677,000	665,932
2.5% 11/25/24	1,016,000	982,342
2.5% 7/29/25	676,000	646,157
2.5% 3/29/32	11,300,000	9,909,230
4% 7/25/30	8,500,000	8,315,338
International Finance Corp.:
0.375% 7/16/25	19,670,000	18,079,329
0.75% 8/27/30	2,100,000	1,648,615
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $248,106,105)		225,324,350

Bank Notes - 0.2%
	Principal Amount (a)	Value ($)
Bank of America NA 6% 10/15/36	2,144,000	2,251,217
Citibank NA 3.65% 1/23/24	4,456,000	4,421,561
Citizens Bank NA 2.25% 4/28/25	3,750,000	3,479,305
Discover Bank:
2.7% 2/6/30	5,000,000	4,015,567
3.45% 7/27/26	2,273,000	2,081,247
KeyBank NA 4.9% 8/8/32	1,200,000	989,020
Truist Bank:
1.5% 3/10/25	1,500,000	1,399,056
2.636% 9/17/29 (b)	5,000,000	4,651,604
3.3% 5/15/26	1,355,000	1,258,972
3.8% 10/30/26	427,000	394,505
Wells Fargo Bank NA 5.45% 8/7/26	5,500,000	5,517,434
TOTAL BANK NOTES (Cost $33,236,049)		30,459,488

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (h)	118,558,872	118,582,584
Fidelity Securities Lending Cash Central Fund 5.44% (h)(i)	76,211,129	76,218,750
TOTAL MONEY MARKET FUNDS (Cost $194,801,334)		194,801,334

TOTAL INVESTMENT IN SECURITIES - 102.6% (Cost $24,609,291,672)	21,971,176,496
NET OTHER ASSETS (LIABILITIES) - (2.6)%	(549,488,751)
NET ASSETS - 100.0%	21,421,687,745

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/53	(1,450,000)	(1,196,249)
2% 9/1/53	(18,000,000)	(14,850,007)
2.5% 9/1/53	(5,200,000)	(4,426,103)
3% 9/1/53	(7,750,000)	(6,814,526)
3.5% 9/1/53	(2,150,000)	(1,952,102)

TOTAL GINNIE MAE		(29,238,987)

Uniform Mortgage Backed Securities
2% 9/1/53	(34,750,000)	(27,663,241)
2% 9/1/53	(13,900,000)	(11,065,297)
2% 9/1/53	(13,900,000)	(11,065,297)
2% 9/1/53	(11,550,000)	(9,194,545)
2% 9/1/53	(20,850,000)	(16,597,945)
4% 9/1/53	(10,500,000)	(9,692,813)
5.5% 9/1/53	(3,175,000)	(3,136,305)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(88,415,443)

TOTAL TBA SALE COMMITMENTS (Proceeds $116,324,596)		(117,654,430)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,307,630 or 0.1% of net assets.

(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security is on loan at period end.
(f)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $3,232,830.

(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	117,282,610	2,956,969,807	2,955,669,833	3,105,465	-	-	118,582,584	0.3%
Fidelity Securities Lending Cash Central Fund 5.44%	199,750,000	3,980,011,954	4,103,543,204	427,263	-	-	76,218,750	0.3%
Total	317,032,610	6,936,981,761	7,059,213,037	3,532,728	-	-	194,801,334

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	5,520,798,431	-	5,520,798,431	-

U.S. Government and Government Agency Obligations	9,360,133,677	-	9,360,133,677	-

U.S. Government Agency - Mortgage Securities	5,834,580,504	-	5,834,580,504	-

Asset-Backed Securities	62,824,314	-	62,824,314	-

Commercial Mortgage Securities	324,943,465	-	324,943,465	-

Municipal Securities	93,403,546	-	93,403,546	-

Foreign Government and Government Agency Obligations	323,907,387	-	323,907,387	-

Supranational Obligations	225,324,350	-	225,324,350	-

Bank Notes	30,459,488	-	30,459,488	-

Money Market Funds	194,801,334	194,801,334	-	-
Total Investments in Securities:	21,971,176,496	194,801,334	21,776,375,162	-
Other Financial Instruments:

TBA Sale Commitments	(117,654,430)	-	(117,654,430)	-
Total Other Financial Instruments:	(117,654,430)	-	(117,654,430)	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $74,560,500) - See accompanying schedule:
Unaffiliated issuers (cost $24,414,490,338)	$21,776,375,162
Fidelity Central Funds (cost $194,801,334)	194,801,334

Total Investment in Securities (cost $24,609,291,672)		$21,971,176,496
Receivable for investments sold		75,498,096
Receivable for TBA sale commitments		116,324,596
Receivable for fund shares sold		10,343,530
Interest receivable		142,792,307
Distributions receivable from Fidelity Central Funds		573,767
Total assets		22,316,708,792
Liabilities
Payable to custodian bank	$4,551
Payable for investments purchased
Regular delivery	149,667,590
Delayed delivery	433,249,380
TBA sale commitments, at value	117,654,430
Payable for fund shares redeemed	118,155,076
Other payables and accrued expenses	71,270
Collateral on securities loaned	76,218,750
Total Liabilities		895,021,047
Net Assets		$21,421,687,745
Net Assets consist of:
Paid in capital		$24,589,020,340
Total accumulated earnings (loss)		(3,167,332,595)
Net Assets		$21,421,687,745
Net Asset Value, offering price and redemption price per share ($21,421,687,745 ÷ 2,426,777,810 shares)		$8.83

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$549,608,289
Income from Fidelity Central Funds (including $427,263 from security lending)		3,532,728
Total Income		553,141,017
Expenses
Custodian fees and expenses	$205,593
Independent trustees' fees and expenses	66,904
Miscellaneous	19
Total expenses before reductions	272,516
Expense reductions	(15,025)
Total expenses after reductions		257,491
Net Investment income (loss)		552,883,526
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(276,439,477)
Total net realized gain (loss)		(276,439,477)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(492,685,676)
TBA Sale commitments	(1,329,834)
Total change in net unrealized appreciation (depreciation)		(494,015,510)
Net gain (loss)		(770,454,987)
Net increase (decrease) in net assets resulting from operations		$(217,571,461)
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$552,883,526	$353,351,790
Net realized gain (loss)	(276,439,477)	(207,970,092)
Change in net unrealized appreciation (depreciation)	(494,015,510)	(2,571,318,776)
Net increase (decrease) in net assets resulting from operations	(217,571,461)	(2,425,937,078)
Distributions to shareholders	(553,320,158)	(361,419,121)

Share transactions
Proceeds from sales of shares	5,926,389,109	4,789,853,135
Reinvestment of distributions	552,731,183	361,418,481
Cost of shares redeemed	(2,049,740,409)	(5,409,612,572)

Net increase (decrease) in net assets resulting from share transactions	4,429,379,883	(258,340,956)
Total increase (decrease) in net assets	3,658,488,264	(3,045,697,155)

Net Assets
Beginning of period	17,763,199,481	20,808,896,636
End of period	$21,421,687,745	$17,763,199,481

Other Information
Shares
Sold	663,556,930	476,122,481
Issued in reinvestment of distributions	61,881,218	36,737,708
Redeemed	(230,646,238)	(546,521,163)
Net increase (decrease)	494,791,910	(33,660,974)

Financial Highlights
Fidelity® Series Bond Index Fund

Years ended August 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.19	$10.59	$10.90	$10.50	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.258	.181	.165	.242	.098
Net realized and unrealized gain (loss)	(.361)	(1.396)	(.182)	.422	.501
Total from investment operations	(.103)	(1.215)	(.017)	.664	.599
Distributions from net investment income	(.257)	(.185)	(.174)	(.250)	(.099)
Distributions from net realized gain	-	-	(.119)	(.014)	-
Total distributions	(.257)	(.185)	(.293)	(.264)	(.099)
Net asset value, end of period	$8.83	$9.19	$10.59	$10.90	$10.50
Total Return D,E	(1.12)%	(11.57)%	(.14)%	6.42%	6.01%
Ratios to Average Net Assets C,F,G
Expenses before reductions H	-%	-%	-%	-%	-% I
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-% I
Expenses net of all reductions H	-%	-%	-%	-%	-% I
Net investment income (loss)	2.89%	1.82%	1.56%	2.29%	2.77% I
Supplemental Data
Net assets, end of period (000 omitted)	$21,421,688	$17,763,199	$20,808,897	$13,160,897	$7,446,093
Portfolio turnover rate J	42%	61%	108%	71% K	20% K,L

AFor the period April 26, 2019 (commencement of operations) through August 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

LAmount not annualized.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Series Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,855,070
Gross unrealized depreciation	(2,657,267,326)
Net unrealized appreciation (depreciation)	$(2,650,412,256)
Tax Cost	$24,620,258,918

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(490,921,241)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,650,412,256)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(214,804,214)
Long-term	(276,117,027)
Total capital loss carryforward	$(490,921,241)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$553,320,158	$361,419,121
Long-term Capital Gains	-	-
Total	$553,320,158	$361,419,121

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Bond Index Fund	4,108,065,012	2,779,839,866
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Bond Index Fund	3,486,102
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Bond Index Fund	$45,406	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $15,025.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2023 and for the period April 26, 2019 (commencement of operations) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the four years in the period ended August 31, 2023 and for the period April 26, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® Series Bond Index Fund	-%-D
Actual		$ 1,000	$ 1,009.80	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 36.85% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $545,108,151 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9892975.104
SBX-ANN-1023
Fidelity® SAI Sustainable Low Duration Income Fund

Annual Report
August 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Sustainable Low Duration Income Fund	4.21%	3.10%

A   From April 13, 2022
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity SAI Sustainable Low Duration Income Fund, on April 13, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg US Treasury Bill: 6-9 Months Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Rob Galusza, Julian Potenza and David DeBiase:
For the fiscal year ending August 31, 2023, the fund gained 4.21%, outperforming, net of fees, the 3.11% advance of the benchmark Bloomberg U.S. Treasury Bill: 6-9 Month Index. During the 12 months, sector allocation and security selection both contributed to the portfolio's result relative to the benchmark. Specifically, an emphasis on corporate bond investments versus the all-U.S.-Treasury benchmark aided performance. Allocations to financial institutions, especially banks, and industrials issuers were particularly helpful. A small allocation to asset-backed securities in the form of car loan debt also modestly contributed. There were no notable relative detractors among the fund's principal investment strategies. At period end, corporates made up 60% of fund assets, down from roughly 74% a year ago. We modestly increased the portfolio's allocation to asset-backed securities from 3% to 5% the past 12 months, and significantly increased our exposure to U.S. Treasuries from about 12% to roughly 36% of assets. At the same time, we reduced the fund's cash position from 10% to almost zero as of August 31.
Note to shareholders: Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 59.4%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.3%
AT&T, Inc. 0.9% 3/25/24	55,000	53,490
Verizon Communications, Inc.:
0.75% 3/22/24	25,000	24,319
3.5% 11/1/24	22,000	21,491
		99,300
Media - 0.5%
Magallanes, Inc.:
3.428% 3/15/24	25,000	24,647
3.788% 3/15/25	20,000	19,354
		44,001
Wireless Telecommunication Services - 0.5%
T-Mobile U.S.A., Inc. 3.5% 4/15/25	41,000	39,635
TOTAL COMMUNICATION SERVICES		182,936
CONSUMER DISCRETIONARY - 3.3%
Automobiles - 1.9%
American Honda Finance Corp. 2.15% 9/10/24	38,000	36,687
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.8684% 10/15/24 (b)(c)	25,000	24,922
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.760% 5.9467% 3/8/24 (b)(c)	50,000	49,995
1.2% 10/15/24	43,000	40,767
		152,371
Hotels, Restaurants & Leisure - 0.3%
Starbucks Corp. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.420% 5.7275% 2/14/24 (b)(c)	25,000	25,001
Specialty Retail - 1.1%
AutoZone, Inc. 3.625% 4/15/25	20,000	19,400
Lowe's Companies, Inc. 4% 4/15/25	40,000	39,090
The Home Depot, Inc. 3.75% 2/15/24	25,000	24,815
		83,305
TOTAL CONSUMER DISCRETIONARY		260,677
ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Enbridge, Inc.:
2.15% 2/16/24	35,000	34,419
2.5% 1/15/25	20,000	19,158
5.969% 3/8/26	20,000	20,015
Enterprise Products Operating LP 3.75% 2/15/25	20,000	19,458
MPLX LP 4.875% 12/1/24	42,000	41,453
The Williams Companies, Inc. 4.55% 6/24/24	35,000	34,624
		169,127
FINANCIALS - 38.6%
Banks - 22.7%
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.730% 6.0297% 10/24/24 (b)(c)	100,000	100,002
2.456% 10/22/25 (b)	25,000	24,030
4.125% 1/22/24	80,000	79,486
Bank of Montreal:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.460% 5.6944% 1/10/25 (b)(c)	50,000	49,841
3.3% 2/5/24	50,000	49,451
5.2% 12/12/24	57,000	56,679
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.6938% 7/31/24 (b)(c)	50,000	49,914
3.4% 2/11/24	88,000	87,026
5.25% 12/6/24	37,000	36,797
Canadian Imperial Bank of Commerce:
2.25% 1/28/25	41,000	39,076
3.1% 4/2/24	106,000	104,329
Citigroup, Inc.:
0.981% 5/1/25 (b)	100,000	96,576
3.106% 4/8/26 (b)	41,000	39,238
4.14% 5/24/25 (b)	57,000	56,234
Fifth Third Bancorp 3.65% 1/25/24	25,000	24,764
JPMorgan Chase & Co.:
0.563% 2/16/25 (b)	96,000	93,594
2.301% 10/15/25 (b)	20,000	19,186
3.22% 3/1/25 (b)	52,000	51,281
4.023% 12/5/24 (b)	25,000	24,870
PNC Financial Services Group, Inc.:
3.5% 1/23/24	25,000	24,730
5.671% 10/28/25 (b)	24,000	23,902
Royal Bank of Canada:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.340% 5.5671% 10/7/24 (b)(c)	50,000	49,806
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.360% 5.6738% 7/29/24 (b)(c)	50,000	49,960
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.450% 5.7456% 10/26/23 (b)(c)	50,000	50,013
2.55% 7/16/24	25,000	24,326
5.66% 10/25/24	20,000	20,004
The Toronto-Dominion Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.5347% 3/4/24 (b)(c)	50,000	49,989
2.35% 3/8/24	45,000	44,230
2.65% 6/12/24	55,000	53,672
Truist Bank 3.2% 4/1/24	24,000	23,601
Truist Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.400% 5.5876% 6/9/25 (b)(c)	25,000	24,375
2.5% 8/1/24	20,000	19,354
4% 5/1/25	40,000	38,740
U.S. Bancorp 2.4% 7/30/24	38,000	36,883
Wells Fargo & Co.:
2.164% 2/11/26 (b)	20,000	18,909
2.406% 10/30/25 (b)	21,000	20,137
3.75% 1/24/24	85,000	84,322
3.908% 4/25/26 (b)	41,000	39,638
		1,778,965
Capital Markets - 8.5%
Bank of New York Mellon Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.200% 5.4797% 10/25/24 (b)(c)	50,000	49,745
3.43% 6/13/25 (b)	40,000	39,290
Goldman Sachs Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.390% 6.5836% 3/15/24 (b)(c)	75,000	75,304
1.757% 1/24/25 (b)	50,000	49,073
3.5% 1/23/25	40,000	38,735
5.7% 11/1/24	36,000	35,931
Moody's Corp.:
3.75% 3/24/25	20,000	19,464
4.875% 2/15/24	23,000	23,000
Morgan Stanley:
0.79% 5/30/25 (b)	25,000	23,970
0.791% 1/22/25 (b)	150,000	146,727
3.62% 4/17/25 (b)	45,000	44,311
NASDAQ, Inc. 5.65% 6/28/25	4,000	4,004
State Street Corp.:
3.7% 11/20/23	75,000	74,694
4.857% 1/26/26 (b)	42,000	41,442
		665,690
Consumer Finance - 5.1%
Ally Financial, Inc.:
1.45% 10/2/23	25,000	24,874
3.875% 5/21/24	25,000	24,512
American Express Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.230% 5.5413% 11/3/23 (b)(c)	50,000	49,980
3% 10/30/24	38,000	36,889
Capital One Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.350% 6.6597% 5/9/25 (b)(c)	15,000	14,965
1.343% 12/6/24 (b)	25,000	24,641
3.9% 1/29/24	25,000	24,774
4.166% 5/9/25 (b)	44,000	43,170
Hyundai Capital America:
2.65% 2/10/25 (d)	40,000	38,238
5.8% 6/26/25 (d)	25,000	25,030
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.330% 5.5617% 1/11/24 (b)(c)	50,000	50,006
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.8632% 12/29/23 (b)(c)	20,000	20,024
0.5% 6/18/24	20,000	19,211
		396,314
Financial Services - 1.1%
Athene Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.700% 6.0029% 5/24/24 (b)(c)(d)	25,000	24,818
Corebridge Financial, Inc. 3.5% 4/4/25	20,000	19,219
Jackson Financial, Inc. 1.125% 11/22/23	25,000	24,743
The Western Union Co. 2.85% 1/10/25	20,000	19,164
		87,944
Insurance - 1.2%
American International Group, Inc. 4.125% 2/15/24	35,000	34,705
Equitable Financial Life Global Funding 0.8% 8/12/24 (d)	36,000	34,279
Marsh & McLennan Companies, Inc. 3.875% 3/15/24	25,000	24,740
		93,724
TOTAL FINANCIALS		3,022,637
HEALTH CARE - 5.0%
Biotechnology - 1.3%
AbbVie, Inc.:
3.75% 11/14/23	35,000	34,860
3.8% 3/15/25	20,000	19,475
3.85% 6/15/24	25,000	24,639
Amgen, Inc. 5.25% 3/2/25	20,000	19,915
		98,889
Health Care Equipment & Supplies - 0.7%
Boston Scientific Corp.:
1.9% 6/1/25	21,000	19,726
3.45% 3/1/24	37,000	36,545
		56,271
Health Care Providers & Services - 1.2%
Cigna Group 0.613% 3/15/24	35,000	34,050
CVS Health Corp.:
2.625% 8/15/24	38,000	36,862
4.1% 3/25/25	20,000	19,569
		90,481
Pharmaceuticals - 1.8%
AstraZeneca Finance LLC 0.7% 5/28/24	35,000	33,791
Bayer U.S. Finance II LLC 3.375% 7/15/24 (d)	42,000	41,080
Bristol-Myers Squibb Co. 2.9% 7/26/24	35,000	34,203
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	35,000	34,935
		144,009
TOTAL HEALTH CARE		389,650
INDUSTRIALS - 1.2%
Machinery - 1.0%
Caterpillar Financial Services Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.270% 5.4595% 9/13/24 (b)(c)	75,000	74,939
Trading Companies & Distributors - 0.2%
Air Lease Corp. 0.7% 2/15/24	20,000	19,517
TOTAL INDUSTRIALS		94,456
INFORMATION TECHNOLOGY - 2.7%
Electronic Equipment, Instruments & Components - 0.3%
Dell International LLC/EMC Corp. 4% 7/15/24	22,000	21,664
Semiconductors & Semiconductor Equipment - 0.9%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.250% 5.4668% 10/1/24 (b)(c)	50,000	49,973
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.7% 5/1/25	21,000	19,984
		69,957
Software - 1.5%
Oracle Corp.:
2.5% 4/1/25	20,000	19,043
2.95% 11/15/24	38,000	36,799
Roper Technologies, Inc.:
2.35% 9/15/24	25,000	24,155
3.65% 9/15/23	35,000	34,978
		114,975
TOTAL INFORMATION TECHNOLOGY		206,596
MATERIALS - 0.3%
Chemicals - 0.3%
The Mosaic Co. 4.25% 11/15/23	25,000	24,918
UTILITIES - 3.8%
Electric Utilities - 3.2%
Duke Energy Corp. 3.75% 4/15/24	25,000	24,687
Eversource Energy 4.2% 6/27/24	20,000	19,715
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.300% 5.5115% 6/28/24 (b)(c)	50,000	49,760
NextEra Energy Capital Holdings, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.400% 5.7113% 11/3/23 (b)(c)	50,000	50,017
Southern California Edison Co. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.830% 6.0468% 4/1/24 (b)(c)	75,000	75,004
Tampa Electric Co. 3.875% 7/12/24	7,000	6,888
Virginia Electric & Power Co. 3.45% 2/15/24	25,000	24,725
		250,796
Multi-Utilities - 0.6%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.9575% 5/13/24 (b)(c)	25,000	24,994
Sempra 3.3% 4/1/25	20,000	19,268
		44,262
TOTAL UTILITIES		295,058
TOTAL NONCONVERTIBLE BONDS (Cost $4,647,877)		4,646,055

U.S. Treasury Obligations - 35.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.58% to 5.29% 1/25/24 to 3/21/24	2,345,900	2,286,351
U.S. Treasury Notes 3% 6/30/24	500,000	490,254
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,785,562)		2,776,605

Asset-Backed Securities - 4.9%
	Principal Amount (a)	Value ($)
BMW Vechicle Lease Trust 2023-1 Series 2023-1 Class A2, 5.27% 2/25/25	9,752	9,726
Bmw Vechile Owner Trust 2023-A Series 2023-A Class A2A, 5.72% 4/27/26	40,000	40,001
BMW Vehicle Owner Trust Series 2022-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.520% 5.8076% 12/26/24 (b)(c)	5,663	5,664
BMWLT 2021 Series 2021-2 Class A3, 0.33% 12/26/24	5,646	5,602
Capital One Prime Auto Receivables Series 2023-1 Class A2, 5.2% 5/15/26	19,353	19,278
CarMax Auto Owner Trust:
Series 2021-1 Class A3, 0.34% 12/15/25	4,165	4,059
Series 2022-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.7885% 5/15/25 (b)(c)	1,685	1,685
Series 2022-3 Class A2A, 3.81% 9/15/25	6,216	6,179
Carmax Auto Owner Trust Series 2023 2 Class A2A, 5.5% 6/15/26	10,000	9,973
Dllaa 2023-1A Series 2023-1A Class A2, 5.93% 7/20/26 (d)	2,000	2,002
DLLAD Series 2023-1A Class A2, 5.19% 4/20/26 (d)	13,000	12,917
Ford Credit Auto Lease Trust Series 2022-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.7885% 10/15/24 (b)(c)	646	646
Ford Credit Auto Owner Trust Series 2022-C Class A2A, 4.52% 4/15/25	5,393	5,376
Ford Credit Auto Owner Trust 2 Series 2023-B Class A2A, 5.57% 6/15/26	25,000	24,959
Fordl 2023-A Series 2023-A Class A2A, 5.19% 6/15/25	6,537	6,521
FORDO Series 2022-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.7885% 2/15/25 (b)(c)	3,680	3,681
GM Financial Automobile Leasing Trust:
Series 2021-3 Class A3, 0.39% 10/21/24	10,978	10,881
Series 2022-2 Class A2, 2.93% 10/21/24	2,625	2,613
Series 2023-A Class A2A, 5.27% 6/20/25	14,180	14,138
GM Financial Consumer Automobile Re Series 2023 2 Class A2A, 5.1% 5/18/26	17,000	16,913
Gm Financial Consumer Automobile Re Series 2023-1 Class A2A, 5.19% 3/16/26	6,709	6,686
GM Financial Consumer Automobile Receivables Trust:
Series 2022-3 Class A2A, 3.5% 9/16/25	12,341	12,245
Series 2022-4 Class A2A, 4.6% 11/17/25	6,540	6,507
Gm Financial Leasing Trust 202 Series 2023-3 Class A2A, 5.58% 1/20/26	20,000	19,988
Hyundai Auto Receivables Trust:
Series 2022-B Class A2A, 3.64% 5/15/25	7,194	7,144
Series 2022-C, Class A2A, 5.35% 11/17/25	14,254	14,229
Series 2023-B Class A2A, 5.77% 5/15/26	17,000	16,997
Mercedes-Benz Auto Receivables Series 2023-1 Class A2, 5.09% 1/15/26	8,241	8,207
Tesla Auto Lease Trust 23-A Series 2023-A Class A2, 5.86% 8/20/25 (d)	17,000	16,989
Toyota Auto Receivables Series 2022-D Class A2A, 5.27% 1/15/26	16,811	16,767
Toyota Auto Receivables 2023-C Series 2023-C Class A2A, 5.6% 8/17/26	20,000	19,967
Toyota Auto Receivables Owner Trust Series 2023-A Class A2, 5.05% 1/15/26	13,513	13,460
World Omni Auto Receivables Trust:
Series 2022-B, Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.7585% 10/15/25 (b)(c)	4,815	4,817
Series 2023-C Class A2A, 5.57% 12/15/26	17,000	16,986
TOTAL ASSET-BACKED SECURITIES (Cost $384,562)		383,803

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (e) (Cost $15,087)	15,084	15,087

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $7,833,088)	7,821,550
NET OTHER ASSETS (LIABILITIES) - 0.0%	2,759
NET ASSETS - 100.0%	7,824,309

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $195,353 or 2.5% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	500,597	5,150,931	5,636,441	11,401	-	-	15,087	0.0%
Total	500,597	5,150,931	5,636,441	11,401	-	-	15,087

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	4,646,055	-	4,646,055	-

U.S. Government and Government Agency Obligations	2,776,605	-	2,776,605	-

Asset-Backed Securities	383,803	-	383,803	-

Money Market Funds	15,087	15,087	-	-
Total Investments in Securities:	7,821,550	15,087	7,806,463	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $7,818,001)	$7,806,463
Fidelity Central Funds (cost $15,087)	15,087

Total Investment in Securities (cost $7,833,088)		$7,821,550
Interest receivable		40,671
Distributions receivable from Fidelity Central Funds		799
Prepaid expenses		11
Receivable from investment adviser for expense reductions		5,781
Total assets		7,868,812
Liabilities
Payable to custodian bank	$50
Distributions payable	301
Accrued management fee	1,287
Audit fee payable	42,313
Other payables and accrued expenses	552
Total Liabilities		44,503
Net Assets		$7,824,309
Net Assets consist of:
Paid in capital		$7,728,203
Total accumulated earnings (loss)		96,106
Net Assets		$7,824,309
Net Asset Value, offering price and redemption price per share ($7,824,309 ÷ 772,336 shares)		$10.13

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$268,474
Income from Fidelity Central Funds		11,401
Total Income		279,875
Expenses
Management fee	$16,241
Custodian fees and expenses	1,102
Independent trustees' fees and expenses	22
Registration fees	38,276
Audit	56,365
Legal	6
Miscellaneous	49
Total expenses before reductions	112,061
Expense reductions	(97,968)
Total expenses after reductions		14,093
Net Investment income (loss)		265,782
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(5,578)
Total net realized gain (loss)		(5,578)
Change in net unrealized appreciation (depreciation) on investment securities		11,944
Net gain (loss)		6,366
Net increase (decrease) in net assets resulting from operations		$272,148
Statement of Changes in Net Assets

	Year ended August 31, 2023	For the period April 13, 2022 (commencement of operations) through August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$265,782	$29,673
Net realized gain (loss)	(5,578)	(100)
Change in net unrealized appreciation (depreciation)	11,944	(23,482)
Net increase (decrease) in net assets resulting from operations	272,148	6,091
Distributions to shareholders	(157,559)	(24,574)

Share transactions
Proceeds from sales of shares	2,661,237	5,036,643
Reinvestment of distributions	156,191	24,571
Cost of shares redeemed	(142,350)	(8,089)

Net increase (decrease) in net assets resulting from share transactions	2,675,078	5,053,125
Total increase (decrease) in net assets	2,789,667	5,034,642

Net Assets
Beginning of period	5,034,642	-
End of period	$7,824,309	$5,034,642

Other Information
Shares
Sold	265,566	503,682
Issued in reinvestment of distributions	15,559	2,467
Redeemed	(14,126)	(812)
Net increase (decrease)	266,999	505,337

Financial Highlights
Fidelity SAI Sustainable Low Duration Income Fund

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.413	.059
Net realized and unrealized gain (loss)	.001	(.050)
Total from investment operations	.414	.009
Distributions from net investment income	(.244)	(.049)
Total distributions	(.244)	(.049)
Net asset value, end of period	$10.13	$9.96
Total Return D,E	4.21%	.09%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.74%	1.88% H,I
Expenses net of fee waivers, if any	.23%	.25% H
Expenses net of all reductions	.22%	.25% H
Net investment income (loss)	4.13%	1.54% H
Supplemental Data
Net assets, end of period (000 omitted)	$7,824	$5,035
Portfolio turnover rate J	36%	6% K

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAudit fees are not annualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity SAI Sustainable Low Duration Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$69,770
Gross unrealized depreciation	(2,206)
Net unrealized appreciation (depreciation)	$67,564
Tax Cost	$7,753,986

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$28,152
Undistributed long-term capital gain	$390
Net unrealized appreciation (depreciation) on securities and other investments	$67,564

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022A
Ordinary Income	$157,559	$24,574

A For the period April 13, 2022 (commencement of operations) through August 31, 2022.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Low Duration Income Fund	3,212,870	1,194,594
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective April 1, 2023 the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Prior to April 1, 2023, the Fund paid a monthly management fee that was based on an annual rate of .30% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .25% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity SAI Sustainable Low Duration Income Fund	$4
7. Expense Reductions.
Effective April 1, 2023, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .20% of average net assets (.25% prior to April 1, 2023). This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $97,480.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $488.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Low Duration Income Fund	67%

9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Sustainable Low Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable Low Duration Income Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 13, 2022 (commencement of operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from April 13, 2022 (commencement of operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® SAI Sustainable Low Duration Income Fund	.21%
Actual		$ 1,000	$ 1,023.40	$ 1.07
Hypothetical-B		$ 1,000	$ 1,024.15	$ 1.07

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2023, $390, or, if subsequently determined to be different, the net capital gain of such year.

A total of 33.47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $149,669 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Sustainable Low Duration Income Fund
At its March 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) for the fund (the Amended Contract) that will charge a flat management fee of 20 basis points. As a result, the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, effective April 1, 2023. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract (Current Management Contract). At its September 2022 meeting, the Board concluded that the nature, extent and quality of the services to be provided to the fund under the Current Management Contract should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contract at its March 2023 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the Current Management Contract. Based on its review, the Board concluded at its September 2022 meeting that the fund's current management fee and the total expense ratio of the fund are fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
In reviewing the Amended Contract, the Board considered the fund's proposed management fee rate out of which FMR will pay all operating expenses of the fund, with certain limited exceptions, and the projected total expense ratio of the fund. The Board considered that the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, based on the average group assets for December 2022. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total net expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.
The Board also noted that, in conjunction with the approval of the lower management fee rate under the Amended Contract, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets exceed 20 basis points through December 31, 2024.
Based on its review, the Board concluded that the fund's management fee and projected total expense ratio continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.
Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its September 2022 meeting, the Board concluded that it was satisfied that the profitability of Fidelity in connection with the operation of the fund was not excessive. Because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider Fidelity's costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract.
Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its September 2022 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with the approval of the fund's Amended Contract, the Board did not consider economies of scale because the proposed fee arrangement lowers the fund's management fee and FMR will continue to contractually limit expenses. The Board will continue to review economies of scale in connection with its consideration of future renewals of the Amended Contract.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the fund's Amended Contract should be approved.

1.9904914.101
SLO-ANN-1023
Fidelity® Series Short-Term Credit Fund

Annual Report
August 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Series Short-Term Credit Fund	3.04%	1.88%	1.59%

A   From March 27, 2015
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Short-Term Credit Fund, on March 27, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Credit 1-3 Years Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Rob Galusza, Julian Potenza and David DeBiase:
For the fiscal year ending August 31, 2023, the fund gained 3.04%, outperforming, net of fees, the 2.22% advance of the benchmark Bloomberg U.S. 1-3 Year Credit Bond Index. During the 12 months, security selection and, to a lesser extent, sector allocation each contributed to performance versus the benchmark. Non-benchmark exposure to asset-backed securities, including collateralized loan obligations and car loan debt, added notable relative value. Picks among corporate bonds, especially in the banks and industrials segments, also meaningfully contributed. Conversely, due to the movement in interest rates this period, U.S. Treasury futures contracts detracted from the portfolio's relative result. At period end, corporates made up about 76% of fund assets, up from roughly 69% a year ago but underweight the benchmark average of about 79%. We modestly decreased the portfolio's allocation to asset-backed securities from roughly 13% to 11% the past 12 months and reduced our non-benchmark exposure to U.S. Treasuries from about 9% to roughly 7% of assets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures - 11%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 75.1%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.:
1.7% 3/25/26	3,100,000	2,825,623
2.3% 6/1/27	2,000,000	1,790,809
NTT Finance Corp.:
0.583% 3/1/24 (b)	2,527,000	2,462,003
1.162% 4/3/26 (b)	5,299,000	4,778,187
Verizon Communications, Inc. 2.625% 8/15/26	1,460,000	1,359,534
		13,216,156
Entertainment - 0.5%
The Walt Disney Co. 1.75% 1/13/26	3,100,000	2,869,465
Media - 1.5%
Comcast Corp. 3.95% 10/15/25	3,500,000	3,409,009
Discovery Communications LLC 4.9% 3/11/26	1,460,000	1,435,024
Magallanes, Inc. 3.788% 3/15/25	3,700,000	3,580,414
		8,424,447
Wireless Telecommunication Services - 1.8%
Rogers Communications, Inc. 3.2% 3/15/27	2,000,000	1,848,841
T-Mobile U.S.A., Inc.:
1.5% 2/15/26	1,170,000	1,066,042
2.25% 2/15/26	1,600,000	1,478,920
3.5% 4/15/25	4,500,000	4,350,163
3.75% 4/15/27	1,540,000	1,459,603
		10,203,569
TOTAL COMMUNICATION SERVICES		34,713,637
CONSUMER DISCRETIONARY - 5.6%
Automobiles - 4.4%
American Honda Finance Corp.:
1% 9/10/25	3,100,000	2,841,151
4.75% 1/12/26	1,100,000	1,088,693
BMW U.S. Capital LLC 3.25% 4/1/25 (b)	3,100,000	3,007,662
Daimler Finance North America LLC:
4.8% 3/30/26 (b)	2,000,000	1,980,702
4.95% 3/30/25 (b)	1,500,000	1,492,314
5.5% 11/27/24 (b)	1,460,000	1,457,813
General Motors Financial Co., Inc.:
1.05% 3/8/24	1,414,000	1,378,366
1.25% 1/8/26	4,954,000	4,456,563
5.25% 3/1/26	3,100,000	3,052,845
Volkswagen Group of America Finance LLC 3.2% 9/26/26 (b)	3,919,000	3,664,909
		24,421,018
Hotels, Restaurants & Leisure - 0.2%
Starbucks Corp. 4.75% 2/15/26	1,200,000	1,189,060
Specialty Retail - 1.0%
Advance Auto Parts, Inc. 5.9% 3/9/26	574,000	568,814
AutoNation, Inc. 4.5% 10/1/25	1,460,000	1,413,377
AutoZone, Inc.:
3.625% 4/15/25	1,460,000	1,416,194
5.05% 7/15/26	1,000,000	992,712
Lowe's Companies, Inc.:
4.4% 9/8/25	716,000	703,010
4.8% 4/1/26	215,000	212,509
		5,306,616
TOTAL CONSUMER DISCRETIONARY		30,916,694
CONSUMER STAPLES - 4.5%
Consumer Staples Distribution & Retail - 0.5%
7-Eleven, Inc. 0.8% 2/10/24 (b)	1,376,000	1,344,807
Dollar General Corp. 4.25% 9/20/24	1,370,000	1,348,449
		2,693,256
Food Products - 1.1%
Conagra Brands, Inc. 4.6% 11/1/25	1,800,000	1,762,187
McCormick & Co., Inc. 0.9% 2/15/26	5,000,000	4,500,422
		6,262,609
Tobacco - 2.9%
BAT Capital Corp. 3.222% 8/15/24	350,000	341,318
BAT International Finance PLC 1.668% 3/25/26	6,600,000	5,976,872
Imperial Tobacco Finance PLC 3.125% 7/26/24 (b)	5,257,000	5,116,395
Philip Morris International, Inc.:
2.75% 2/25/26	1,460,000	1,377,532
5.125% 11/15/24	3,000,000	2,985,125
		15,797,242
TOTAL CONSUMER STAPLES		24,753,107
ENERGY - 4.2%
Oil, Gas & Consumable Fuels - 4.2%
Canadian Natural Resources Ltd. 2.05% 7/15/25	4,381,000	4,104,202
Enbridge, Inc.:
2.15% 2/16/24	559,000	549,722
2.5% 2/14/25	584,000	557,944
Energy Transfer LP:
2.9% 5/15/25	1,800,000	1,710,726
4.2% 9/15/23	1,668,000	1,667,176
Enterprise Products Operating LP 5.05% 1/10/26	887,000	882,546
Equinor ASA 1.75% 1/22/26	909,000	842,596
MPLX LP 1.75% 3/1/26	5,000,000	4,553,897
Occidental Petroleum Corp. 2.9% 8/15/24	2,098,000	2,039,592
Phillips 66 Co.:
1.3% 2/15/26	1,750,000	1,588,558
3.85% 4/9/25	3,100,000	3,016,354
The Williams Companies, Inc.:
4% 9/15/25	1,460,000	1,413,921
5.4% 3/2/26	290,000	289,538
		23,216,772
FINANCIALS - 36.4%
Banks - 19.8%
Bank of America Corp.:
0.976% 4/22/25 (c)	10,000,000	9,660,236
1.843% 2/4/25 (c)	5,500,000	5,400,273
Barclays PLC:
1.007% 12/10/24 (c)	3,245,000	3,200,144
3.932% 5/7/25 (c)	10,000,000	9,853,807
Danske Bank A/S 3.875% 9/12/23 (b)	3,793,000	3,791,279
HSBC Holdings PLC:
0.976% 5/24/25 (c)	6,000,000	5,766,870
1.645% 4/18/26 (c)	4,469,000	4,162,689
JPMorgan Chase & Co.:
0.824% 6/1/25 (c)	9,763,000	9,375,121
2.083% 4/22/26 (c)	5,000,000	4,702,922
3.22% 3/1/25 (c)	5,000,000	4,930,841
Mitsubishi UFJ Financial Group, Inc.:
0.848% 9/15/24 (c)	6,000,000	5,991,164
0.953% 7/19/25 (c)	5,000,000	4,778,598
2.193% 2/25/25	6,000,000	5,691,259
Mizuho Financial Group, Inc. 0.849% 9/8/24 (c)	2,945,000	2,943,985
National Bank of Canada 0.55% 11/15/24 (c)	2,428,000	2,401,157
NatWest Group PLC 3.875% 9/12/23	5,847,000	5,844,897
NatWest Markets PLC 0.8% 8/12/24 (b)	3,125,000	2,981,793
Santander Holdings U.S.A., Inc. 3.5% 6/7/24	4,731,000	4,629,247
Societe Generale:
2.625% 10/16/24 (b)	908,000	873,571
3.875% 3/28/24 (b)	3,557,000	3,506,834
Sumitomo Mitsui Financial Group, Inc. 1.474% 7/8/25	5,000,000	4,629,054
Wells Fargo & Co. 2.164% 2/11/26 (c)	5,000,000	4,727,329
		109,843,070
Capital Markets - 5.6%
Credit Suisse AG 0.495% 2/2/24	5,000,000	4,878,010
Deutsche Bank AG New York Branch:
0.898% 5/28/24	1,760,000	1,696,984
1.447% 4/1/25 (c)	4,153,000	4,022,720
2.222% 9/18/24 (c)	9,466,000	9,451,170
Morgan Stanley 0.79% 5/30/25 (c)	11,000,000	10,546,596
NASDAQ, Inc. 5.65% 6/28/25	287,000	287,253
		30,882,733
Consumer Finance - 7.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	3,012,000	2,863,562
1.75% 1/30/26	4,184,000	3,785,780
4.875% 1/16/24	1,464,000	1,456,668
Ally Financial, Inc.:
1.45% 10/2/23	789,000	785,020
5.125% 9/30/24	4,280,000	4,213,985
Capital One Financial Corp. 1.343% 12/6/24 (c)	2,500,000	2,464,131
Hyundai Capital America:
1% 9/17/24 (b)	5,519,000	5,246,015
5.8% 6/26/25 (b)	1,500,000	1,501,802
John Deere Capital Corp.:
3.4% 9/11/25	3,100,000	2,994,269
4.8% 1/9/26	1,700,000	1,690,151
Synchrony Financial:
4.25% 8/15/24	5,352,000	5,212,946
4.375% 3/19/24	5,198,000	5,135,244
Toyota Motor Credit Corp. 5.4% 11/10/25	4,400,000	4,421,970
		41,771,543
Financial Services - 2.5%
AIG Global Funding 5.75% 7/2/26 (b)	1,200,000	1,194,430
Aon Corp. / Aon Global Holdings PLC 2.85% 5/28/27	2,000,000	1,841,256
Athene Global Funding:
0.95% 1/8/24 (b)	5,259,000	5,158,520
1% 4/16/24 (b)	5,000,000	4,827,326
The Western Union Co. 2.85% 1/10/25	1,063,000	1,018,566
		14,040,098
Insurance - 1.0%
Equitable Financial Life Global Funding 1.7% 11/12/26 (b)	2,000,000	1,753,208
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (b)	2,318,000	2,094,775
MassMutual Global Funding II 4.5% 4/10/26 (b)	1,500,000	1,473,091
		5,321,074
TOTAL FINANCIALS		201,858,518
HEALTH CARE - 3.8%
Biotechnology - 1.2%
AbbVie, Inc.:
3.2% 5/14/26	1,460,000	1,387,973
3.6% 5/14/25	3,100,000	3,006,370
Amgen, Inc. 5.25% 3/2/25	2,000,000	1,991,481
		6,385,824
Health Care Providers & Services - 1.3%
Cigna Group:
1.25% 3/15/26	1,750,000	1,581,241
4.125% 11/15/25	1,200,000	1,169,292
CVS Health Corp.:
3% 8/15/26	1,460,000	1,367,708
5% 2/20/26	1,500,000	1,488,461
HCA Holdings, Inc. 5.875% 2/15/26	1,400,000	1,401,909
		7,008,611
Pharmaceuticals - 1.3%
AstraZeneca PLC 3.375% 11/16/25	1,500,000	1,441,710
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)	6,250,000	6,053,011
		7,494,721
TOTAL HEALTH CARE		20,889,156
INDUSTRIALS - 7.0%
Aerospace & Defense - 2.2%
L3Harris Technologies, Inc. 5.4% 1/15/27	2,000,000	2,004,858
RTX Corp. 5% 2/27/26	824,000	820,438
The Boeing Co.:
1.95% 2/1/24	5,000,000	4,916,019
2.196% 2/4/26	1,750,000	1,614,385
4.875% 5/1/25	3,000,000	2,958,525
		12,314,225
Building Products - 0.3%
Carrier Global Corp. 2.242% 2/15/25	1,750,000	1,664,674
Commercial Services & Supplies - 1.0%
Republic Services, Inc. 0.875% 11/15/25	6,080,000	5,509,607
Machinery - 1.6%
Caterpillar Financial Services Corp.:
3.65% 8/12/25	3,100,000	3,010,584
4.8% 1/6/26	2,900,000	2,885,764
Daimler Trucks Finance North America LLC:
1.625% 12/13/24 (b)	1,475,000	1,400,106
5.15% 1/16/26 (b)	1,700,000	1,687,129
		8,983,583
Passenger Airlines - 0.9%
Delta Air Lines, Inc. 2.9% 10/28/24	4,794,000	4,642,867
Trading Companies & Distributors - 0.8%
Air Lease Corp.:
0.7% 2/15/24	2,107,000	2,056,126
0.8% 8/18/24	2,623,000	2,494,843
		4,550,969
Transportation Infrastructure - 0.2%
Avolon Holdings Funding Ltd. 2.875% 2/15/25 (b)	1,000,000	943,548
TOTAL INDUSTRIALS		38,609,473
INFORMATION TECHNOLOGY - 2.5%
Electronic Equipment, Instruments & Components - 0.3%
Dell International LLC/EMC Corp. 6.02% 6/15/26	1,600,000	1,616,859
Semiconductors & Semiconductor Equipment - 0.8%
Microchip Technology, Inc. 0.983% 9/1/24	3,079,000	2,932,268
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 3.875% 6/18/26	1,460,000	1,398,023
		4,330,291
Software - 1.4%
Oracle Corp. 5.8% 11/10/25	4,400,000	4,442,784
VMware, Inc. 1% 8/15/24	3,937,000	3,762,676
		8,205,460
TOTAL INFORMATION TECHNOLOGY		14,152,610
MATERIALS - 0.6%
Chemicals - 0.6%
Celanese U.S. Holdings LLC 6.05% 3/15/25	1,460,000	1,461,223
Nutrien Ltd. 5.9% 11/7/24	782,000	781,742
Westlake Corp. 3.6% 8/15/26	1,460,000	1,384,673
		3,627,638
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp. 1.3% 9/15/25	1,905,000	1,747,236
Crown Castle International Corp.:
1.35% 7/15/25	444,000	409,834
4% 3/1/27	2,000,000	1,898,552
		4,055,622
UTILITIES - 3.6%
Electric Utilities - 1.6%
Duke Energy Corp. 5% 12/8/25	1,100,000	1,089,232
FirstEnergy Corp.:
1.6% 1/15/26	476,000	432,229
2.05% 3/1/25	2,724,000	2,543,822
Pennsylvania Electric Co. 5.15% 3/30/26 (b)	550,000	541,087
Southern Co.:
0.6% 2/26/24	2,247,000	2,191,589
5.15% 10/6/25	1,400,000	1,392,564
Tampa Electric Co. 3.875% 7/12/24	881,000	866,939
		9,057,462
Independent Power and Renewable Electricity Producers - 0.5%
Emera U.S. Finance LP 0.833% 6/15/24	2,827,000	2,691,649
Multi-Utilities - 1.5%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.9575% 5/13/24 (c)(d)	4,294,000	4,292,915
DTE Energy Co. 4.22% 11/1/24	1,600,000	1,569,300
NiSource, Inc. 0.95% 8/15/25	1,953,000	1,790,219
WEC Energy Group, Inc. 5% 9/27/25	570,000	564,677
		8,217,111
TOTAL UTILITIES		19,966,222
TOTAL NONCONVERTIBLE BONDS (Cost $430,649,388)		416,759,449

U.S. Treasury Obligations - 6.9%
	Principal Amount (a)	Value ($)
U.S. Treasury Notes:
4.125% 10/31/27	15,500,000	15,355,294
4.5% 11/15/25 (e)	8,104,800	8,055,411
4.625% 3/15/26	15,000,000	14,988,867
TOTAL U.S. TREASURY OBLIGATIONS (Cost $39,095,462)		38,399,572

U.S. Government Agency - Mortgage Securities - 0.9%
	Principal Amount (a)	Value ($)
Fannie Mae - 0.9%
4.5% 3/1/39 to 9/1/49	3,790,288	3,666,783
5.5% 11/1/34	900,824	906,484
7.5% 11/1/31	181	188
TOTAL FANNIE MAE		4,573,455
Freddie Mac - 0.0%
8.5% 5/1/26 to 7/1/28	7,556	7,753
Ginnie Mae - 0.0%
7% to 7% 1/15/25 to 8/15/32	95,859	97,764
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,135,282)		4,678,972

Asset-Backed Securities - 10.2%
	Principal Amount (a)	Value ($)
American Express Credit Account Master Trust:
Series 2022-4 Class A, 4.95% 10/15/27	947,000	940,398
Series 2023-1 Class A, 4.87% 5/15/28	792,000	787,421
Bank of America Credit Card Master Trust Series 2023-A1 Class A1, 4.79% 5/15/28	575,000	570,129
Capital One Multi-Asset Execution Trust Series 2022-A3 Class A, 4.95% 10/15/27	1,170,000	1,161,535
Carvana Auto Receivables Trust Series 2021-P2 Class A3, 0.49% 3/10/26	2,470,156	2,413,864
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.589% 7/27/30 (b)(c)(d)	4,014,038	3,996,111
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	231,056	221,179
Chase Issuance Trust Series 2022-A1 Class A, 3.97% 9/15/27	1,450,000	1,414,201
Chesapeake Funding II LLC Series 2023 1A Class A1, 5.65% 5/15/35 (b)	1,141,733	1,135,725
Countrywide Home Loans, Inc. Series 2004-2 Class 3A4, CME Term SOFR 1 Month Index + 0.610% 5.9294% 7/25/34 (c)(d)	101,990	97,168
Dell Equipment Finance Trust Series 2021-1 Class A3, 0.43% 5/22/26 (b)	368,582	367,334
Dell Equipment Finance Trust 2023-2 Series 2023-2 Class A3, 5.65% 1/22/29 (b)	456,000	457,313
Dllaa 2023-1A Series 2023-1A Class A3, 5.64% 2/22/28 (b)	114,000	114,460
Donlen Fleet Lease Funding Series 2021-2 Class A2, 0.56% 12/11/34 (b)	1,083,781	1,062,418
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 4/15/31 (b)(c)(d)	3,350,000	3,329,813
Enterprise Fleet Financing LLC:
Series 2020-2 Class A2, 0.61% 7/20/26 (b)	750,881	741,415
Series 2021-1 Class A2, 0.44% 12/21/26 (b)	529,847	521,118
Series 2022-3 Class A2, 4.38% 7/20/29 (b)	234,161	229,683
Series 2023-1 Class A2, 5.51% 1/22/29 (b)	1,056,000	1,049,654
Ford Credit Auto Owner Trust 2 Series 2023-B Class A3, 5.23% 5/15/28	886,000	885,520
GM Financial Consumer Automobile Re Series 2023 2 Class A3, 4.47% 2/16/28	376,000	369,640
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	116,000	115,942
GMF Floorplan Owner Revolving Trust Series 2023-1 Class A1, 5.34% 6/15/28 (b)	1,306,000	1,304,325
Hyundai Auto Lease Securitizat Series 2023-B Class A3, 5.15% 6/15/26 (b)	1,500,000	1,489,323
Hyundai Auto Receivables Trust Series 2023 A Class A3, 4.58% 4/15/27	456,000	450,210
MMAF Equipment Finance LLC Series 2019-B Class A3, 2.01% 12/12/24 (b)	815,545	808,043
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5696% 7/17/32 (b)(c)(d)	6,160,000	6,113,997
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6744% 1/25/36 (c)(d)	101,474	99,049
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (b)(c)	3,091,941	2,870,676
Santander Drive Auto Receivables Trust Series 2022-5 Class A3, 4.11% 8/17/26	988,000	980,778
Santander Retail Auto Lease Trust Series 2021-A Class A3, 0.51% 7/22/24 (b)	997,822	991,972
Sfs Auto Receivables Securitiz Series 2023-1A Class A3, 5.47% 10/20/28 (b)	1,424,000	1,417,940
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (b)	434,470	433,642
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.5981% 11/18/30 (b)(c)(d)	2,655,378	2,645,466
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2894% 9/25/34 (c)(d)	115,132	109,740
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	276,000	275,288
Upstart Securitization Trust Series 2021-3 Class A, 0.83% 7/20/31 (b)	189,211	188,279
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 2.2891% 12/26/50 (b)	542,924	525,257
Series 2021-NPL2 Class A1, 2.115% 3/27/51 (b)	2,792,227	2,659,553
Series 2021-NPL3 Class A1, 1.743% 5/25/51 (b)(c)	3,657,180	3,363,037
Verizon Master Trust:
Series 2023 2 Class A, 4.89% 4/13/28	1,137,000	1,125,993
Series 2023-4 Class A1A, 5.16% 6/20/29	1,416,000	1,414,949
Volkswagen Auto Loan Enhanced Series 2023-1 Class A3, 5.02% 6/20/28	650,000	647,123
Voya CLO Ltd. Series 2021-1A Class A1R, CME Term SOFR 3 Month Index + 1.210% 6.5196% 4/17/30 (b)(c)(d)	4,449,300	4,429,251
World Omni Auto Receivables Trust Series 2023-C Class A3, 5.15% 11/15/28	142,000	141,768
TOTAL ASSET-BACKED SECURITIES (Cost $57,466,418)		56,467,700

Collateralized Mortgage Obligations - 1.2%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.9%
Ajax Mortgage Loan Trust sequential payer Series 2021-B Class A, 2.239% 6/25/66 (b)(c)	1,714,385	1,626,224
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)	496,105	474,433
Cascade Funding Mortgage Trust:
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)	585,394	570,179
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	914,883	884,753
Preston Ridge Partners Mortgage Trust Series 2021-2 Class A1, 2.115% 3/25/26 (b)	1,460,219	1,382,412
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 6.546% 7/20/34 (c)(d)	1,061	938
TOTAL PRIVATE SPONSOR		4,938,939
U.S. Government Agency - 0.3%
Fannie Mae:
floater Series 2015-27 Class KF, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7021% 5/25/45 (c)(d)	412,905	400,448
sequential payer Series 2001-40 Class Z, 6% 8/25/31	33,333	33,211
Series 2016-27:
Class HK, 3% 1/25/41	459,992	427,536
Class KG, 3% 1/25/40	210,805	196,034
Series 2016-42 Class FL, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.7521% 7/25/46 (c)(d)	467,581	462,625
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	238,498	233,983
TOTAL U.S. GOVERNMENT AGENCY		1,753,837
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,022,678)		6,692,776

Commercial Mortgage Securities - 4.6%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	1,502,000	1,368,104
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.1755% 9/15/26 (b)(c)(d)	3,055,000	2,921,278
BX Trust floater Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.4755% 8/15/39 (b)(c)(d)	330,000	330,000
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (b)	4,794,079	4,333,907
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	3,194,897	2,806,487
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, CME Term SOFR 1 Month Index + 1.060% 6.375% 11/15/36 (b)(c)(d)	1,128,000	1,108,832
Citigroup Commercial Mortgage Trust sequential payer Series 2013-GC17 Class A4, 4.131% 11/10/46	1,592,553	1,585,649
COMM Mortgage Trust sequential payer Series 2015 LC19 Class A3, 2.922% 2/10/48	477,229	461,326
CSAIL Commercial Mortgage Trust sequential payer Series 19-C15 Class A2, 3.4505% 3/15/52	2,110,509	2,041,764
CSMC Trust Series 2017-CHOP Class A, PRIME RATE - 2.300% 6.194% 7/15/32 (b)(c)(d)	566,517	543,259
GS Mortgage Securities Trust:
sequential payer Series 2014-GC18 Class AAB, 3.648% 1/10/47	1,081	1,079
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (b)(c)	3,596,997	3,378,930
JPMorgan Chase Commercial Mortgage Securities Trust floater Series 2019-BKWD Class A, CME Term SOFR 1 Month Index + 1.360% 6.6755% 9/15/29 (b)(c)(d)	1,697,697	1,574,920
Morgan Stanley Capital I Trust sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	3,286,000	3,005,951
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $27,636,099)		25,461,486

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (f) (Cost $2,455,314)	2,454,823	2,455,314

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $569,460,641)	550,915,269
NET OTHER ASSETS (LIABILITIES) - 0.7%	3,704,496
NET ASSETS - 100.0%	554,619,765

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	151	Dec 2023	30,774,508	89,360	89,360
CBOT 5-Year U.S. Treasury Note Contracts (United States)	285	Dec 2023	30,472,734	211,072	211,072

TOTAL FUTURES CONTRACTS					300,432
The notional amount of futures purchased as a percentage of Net Assets is 11.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $61,621,329.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $139,384,258 or 25.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $581,445.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	123,298	199,705,500	197,373,484	182,100	-	-	2,455,314	0.0%
Fidelity Securities Lending Cash Central Fund 5.44%	-	28,216,750	28,216,750	5,719	-	-	-	0.0%
Total	123,298	227,922,250	225,590,234	187,819	-	-	2,455,314

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	416,759,449	-	416,759,449	-

U.S. Government and Government Agency Obligations	38,399,572	-	38,399,572	-

U.S. Government Agency - Mortgage Securities	4,678,972	-	4,678,972	-

Asset-Backed Securities	56,467,700	-	56,467,700	-

Collateralized Mortgage Obligations	6,692,776	-	6,692,776	-

Commercial Mortgage Securities	25,461,486	-	25,461,486	-

Money Market Funds	2,455,314	2,455,314	-	-
Total Investments in Securities:	550,915,269	2,455,314	548,459,955	-
Derivative Instruments:

Assets
Futures Contracts	300,432	300,432	-	-
Total Assets	300,432	300,432	-	-
Total Derivative Instruments:	300,432	300,432	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	300,432	0
Total Interest Rate Risk	300,432	0
Total Value of Derivatives	300,432	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $567,005,327)	$548,459,955
Fidelity Central Funds (cost $2,455,314)	2,455,314

Total Investment in Securities (cost $569,460,641)		$550,915,269
Receivable for fund shares sold		51,900
Interest receivable		4,185,969
Distributions receivable from Fidelity Central Funds		14,081
Receivable for daily variation margin on futures contracts		41,656
Total assets		555,208,875
Liabilities
Payable for fund shares redeemed	$585,261
Other payables and accrued expenses	3,849
Total Liabilities		589,110
Net Assets		$554,619,765
Net Assets consist of:
Paid in capital		$602,678,966
Total accumulated earnings (loss)		(48,059,201)
Net Assets		$554,619,765
Net Asset Value, offering price and redemption price per share ($554,619,765 ÷ 57,401,846 shares)		$9.66

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$15,705,748
Income from Fidelity Central Funds (including $5,719 from security lending)		187,819
Total Income		15,893,567
Expenses
Custodian fees and expenses	$14,776
Independent trustees' fees and expenses	2,117
Miscellaneous	53
Total expenses before reductions	16,946
Expense reductions	(2,162)
Total expenses after reductions		14,784
Net Investment income (loss)		15,878,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,738,091)
Futures contracts	(3,219,660)
Total net realized gain (loss)		(5,957,751)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	6,718,755
Futures contracts	615,138
Total change in net unrealized appreciation (depreciation)		7,333,893
Net gain (loss)		1,376,142
Net increase (decrease) in net assets resulting from operations		$17,254,925
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,878,783	$18,235,035
Net realized gain (loss)	(5,957,751)	(23,804,615)
Change in net unrealized appreciation (depreciation)	7,333,893	(45,864,434)
Net increase (decrease) in net assets resulting from operations	17,254,925	(51,434,014)
Distributions to shareholders	(14,431,421)	(27,113,737)

Share transactions
Proceeds from sales of shares	204,291,280	67,872,917
Reinvestment of distributions	14,141,415	27,111,675
Cost of shares redeemed	(270,179,944)	(1,717,491,079)

Net increase (decrease) in net assets resulting from share transactions	(51,747,249)	(1,622,506,487)
Total increase (decrease) in net assets	(48,923,745)	(1,701,054,238)

Net Assets
Beginning of period	603,543,510	2,304,597,748
End of period	$554,619,765	$603,543,510

Other Information
Shares
Sold	21,337,155	6,866,161
Issued in reinvestment of distributions	1,472,731	2,719,360
Redeemed	(28,209,874)	(173,446,146)
Net increase (decrease)	(5,399,988)	(163,860,625)

Financial Highlights
Fidelity® Series Short-Term Credit Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.61	$10.17	$10.27	$10.09	$9.88
Income from Investment Operations
Net investment income (loss) A,B	.261	.136	.170	.252	.272
Net realized and unrealized gain (loss)	.027	(.511)	(.073)	.180	.216
Total from investment operations	.288	(.375)	.097	.432	.488
Distributions from net investment income	(.238)	(.143) C	(.169)	(.252)	(.278)
Distributions from net realized gain	-	(.042) C	(.028)	-	-
Total distributions	(.238)	(.185)	(.197)	(.252)	(.278)
Net asset value, end of period	$9.66	$9.61	$10.17	$10.27	$10.09
Total Return D	3.04%	(3.73)%	.95%	4.35%	5.02%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	2.72%	1.36%	1.67%	2.49%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$554,620	$603,544	$2,304,598	$2,393,482	$1,870,061
Portfolio turnover rate H	41%	36%	60%	62% I	67%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Series Short-Term Credit Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$627,500
Gross unrealized depreciation	(18,083,965)
Net unrealized appreciation (depreciation)	$(17,456,465)
Tax Cost	$568,371,734

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(30,565,694)
Net unrealized appreciation (depreciation) on securities and other investments	$(17,456,465)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(8,938,580)
Long-term	(21,627,114)
Total capital loss carryforward	$(30,565,694)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$14,431,421	$ 18,963,635
Long-term Capital Gains	-	8,150,102
Total	$14,431,421	$ 27,113,737

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Short-Term Credit Fund	120,142,750	155,268,240

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Short-Term Credit Fund	$621	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,162.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Short-Term Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Short-Term Credit Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® Series Short-Term Credit Fund	-%-D
Actual		$ 1,000	$ 1,023.30	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 10.80% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $14,431,421 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Short-Term Credit Fund

At its March 2023 meeting, the Board of Trustees, including the Independent Trustees (together the Board), voted to approve amended and restated sub-advisory agreements with each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K), and Fidelity Management & Research (Japan) Limited (FMR Japan) for the fund (the Amended Contracts) to decrease the sub-advisory fee paid by Fidelity Management & Research Company LLC (FMR), the fund's investment adviser, to FMR UK, FMR H.K, and FMR Japan on behalf of the fund by 7.5 basis points, effective April 1, 2023. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR UK, FMR H.K and FMR Japan to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract and current sub-advisory agreements (together, the Current Advisory Contracts). At its September 2022 meeting, the Board concluded that the nature, extent and quality of the services to be provided to the fund under the Current Advisory Contracts should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contracts at its March 2023 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contracts will continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR received fees for providing services to funds that invest in the fund. The Board also considered that FMR undertakes to pay all operating expenses of the fund with certain exceptions. Based on its review, the Board considered that the fund does not pay a management fee and concluded at its September 2022 meeting that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the level of Fidelity's profits in respect of all Fidelity funds. Because the fund pays no advisory fees and FMR bears all expenses of the fund, with certain exceptions, the Board did not consider the costs and services provided by and the profits realized by Fidelity in connection with the operation of the fund to be relevant in its decision to approve the Amended Contracts.
Economies of Scale. The Board did not consider the realization of economies of scale to be a material factor in its decision to approve the Amended Contracts because the fund pays no advisory fees and FMR will continue to bear all expenses of the fund with certain exceptions.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the fund's Amended Contracts should be approved.

1.9863239.108
SS1-ANN-1023
Fidelity® SAI Sustainable Core Plus Bond Fund

Annual Report
August 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Sustainable Core Plus Bond Fund	-0.37%	-3.27%

A   From April 13, 2022
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Sustainable Core Plus Bond Fund, on April 13, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Lead Portfolio Managers Celso Muñoz and Ford O'Neil:
For the fiscal year ending August 31, 2023, the fund had a return of -0.37%, net of fees, versus -1.19% for the benchmark, the Bloomberg U.S. Aggregate Bond Index. Exposure to the high-yield and global bonds segments, both of which bested the benchmark, boosted the fund's relative performance. An overweight to corporate credit, another outperforming segment, helped as well, as did an underweight to mortgage-backed securities, which trailed the benchmark. Duration positioning added notable value as well. The fund had a shorter duration (less interest rate sensitivity), which was beneficial given the steep rise in rates the past 12 months. An overweight in asset-backed securities, including collateralized loan obligations and loans backed by airline leases, provided another performance advantage. In contrast, an underweight in the industrials segment detracted from the fund's performance versus the benchmark. Holdings in real estate investment trusts, including Hudson Pacific Properties, also crimped the relative result.
Note to shareholders: Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries and may affect the fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures - 1.2%
Forward foreign currency contracts - (3.3)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Corporate Bonds - 35.2%
		Principal Amount (a)	Value ($)
Convertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
DISH Network Corp.:
2.375% 3/15/24		5,000	4,725
3.375% 8/15/26		32,000	19,360
			24,085
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
Wayfair LLC 0.625% 10/1/25		3,000	2,603

INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MicroStrategy, Inc. 0% 2/15/27		5,000	3,444

REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Redfin Corp. 0.5% 4/1/27		16,000	10,160

TOTAL CONVERTIBLE BONDS			40,292
Nonconvertible Bonds - 35.1%
COMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 1.2%
Altice France SA 5.125% 7/15/29 (b)		10,000	7,069
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		10,000	9,200
Frontier Communications Holdings LLC 8.75% 5/15/30 (b)		10,000	9,719
Level 3 Financing, Inc. 3.75% 7/15/29 (b)		26,000	15,509
TELUS Corp. 3.4% 5/13/32		130,000	109,463
Verizon Communications, Inc. 5.05% 5/9/33		255,000	247,431
Virgin Media Finance PLC 5% 7/15/30 (b)		8,000	6,490
Zayo Group Holdings, Inc. 6.125% 3/1/28 (b)		4,000	2,600
			407,481
Entertainment - 0.4%
The Walt Disney Co. 2.65% 1/13/31		140,000	119,937

Media - 1.1%
Altice Financing SA 5.75% 8/15/29 (b)		29,000	22,973
Altice France Holding SA 6% 2/15/28 (b)		12,000	5,250
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 1/15/34(b)		25,000	19,145
4.75% 3/1/30(b)		6,000	5,159
4.75% 2/1/32(b)		22,000	18,205
Clear Channel Outdoor Holdings, Inc.:
5.125% 8/15/27(b)		2,000	1,791
7.5% 6/1/29(b)		2,000	1,491
9% 9/15/28(b)		5,000	5,025
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (b)		10,000	8,862
DISH DBS Corp. 5.75% 12/1/28 (b)		2,000	1,553
DISH Network Corp. 11.75% 11/15/27 (b)		5,000	5,073
Magallanes, Inc.:
4.279% 3/15/32		135,000	119,129
5.141% 3/15/52		141,000	112,392
Mcgraw-Hill Education, Inc. 8% 8/1/29 (b)		7,000	6,232
Univision Communications, Inc.:
5.125% 2/15/25(b)		13,000	12,821
7.375% 6/30/30(b)		7,000	6,775
8% 8/15/28(b)		5,000	4,997
			356,873
Wireless Telecommunication Services - 0.3%
Millicom International Cellular SA 4.5% 4/27/31 (b)		13,000	10,209
Rogers Communications, Inc.:
3.2% 3/15/27		60,000	55,465
4.55% 3/15/52		70,000	54,240
			119,914
TOTAL COMMUNICATION SERVICES			1,004,205

CONSUMER DISCRETIONARY - 3.1%
Automobile Components - 0.1%
Hertz Corp. 4.625% 12/1/26 (b)		12,000	10,865
Macquarie AirFinance Holdings 8.375% 5/1/28 (b)		5,000	5,105
Patrick Industries, Inc. 4.75% 5/1/29 (b)		12,000	10,260
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (b)		3,000	1,913
			28,143
Automobiles - 0.2%
General Motors Co. 5.4% 10/15/29		40,000	38,671
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.9311% 10/15/26 (b)(c)(d)		18,000	17,940
			56,611
Broadline Retail - 0.0%
Macy's Retail Holdings LLC 5.875% 4/1/29 (b)		3,000	2,712
Nordstrom, Inc. 4.375% 4/1/30		8,000	6,392
			9,104
Diversified Consumer Services - 0.1%
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)		11,000	10,662
Sotheby's 7.375% 10/15/27 (b)		10,000	9,104
StoneMor, Inc. 8.5% 5/15/29 (b)		6,000	5,007
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)		22,000	20,403
			45,176
Hotels, Restaurants & Leisure - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (b)		5,000	4,236
Aramark Services, Inc.:
5% 4/1/25(b)		10,000	9,878
5% 2/1/28(b)		5,000	4,665
Carnival Corp.:
5.75% 3/1/27(b)		2,000	1,879
6% 5/1/29(b)		35,000	31,679
Constellation Merger Sub, Inc. 8.5% 9/15/25 (b)		8,000	6,680
Hilton Domestic Operating Co., Inc. 3.625% 2/15/32 (b)		26,000	21,744
Life Time, Inc. 8% 4/15/26 (b)		22,000	21,835
MajorDrive Holdings IV LLC 6.375% 6/1/29 (b)		12,000	9,889
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27(b)		7,000	6,587
5.5% 4/1/28(b)		24,000	22,460
Viking Cruises Ltd. 9.125% 7/15/31 (b)		5,000	5,166
Yum! Brands, Inc. 4.625% 1/31/32		14,000	12,527
			159,225
Household Durables - 0.3%
Tempur Sealy International, Inc. 4% 4/15/29 (b)		11,000	9,449
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	100,000	84,970
TRI Pointe Homes, Inc. 5.25% 6/1/27		4,000	3,815
			98,234
Specialty Retail - 1.6%
At Home Group, Inc. 4.875% 7/15/28 (b)		8,000	3,847
Bath & Body Works, Inc.:
6.75% 7/1/36		9,000	8,308
6.95% 3/1/33		8,000	7,477
Carvana Co.:
4.875% 9/1/29(b)		15,000	8,952
9% 12/1/28 pay-in-kind(b)		2,000	1,720
9% 6/1/30 pay-in-kind(b)		3,000	2,580
9% 6/1/31 pay-in-kind(b)		4,000	3,440
LBM Acquisition LLC 6.25% 1/15/29 (b)		10,000	8,726
Lowe's Companies, Inc.:
3.75% 4/1/32		130,000	116,476
4.25% 4/1/52		130,000	102,841
Michaels Companies, Inc. 5.25% 5/1/28 (b)		24,000	20,010
The Home Depot, Inc. 3.25% 4/15/32		130,000	115,514
TJX Companies, Inc. 3.875% 4/15/30		120,000	113,198
Upbound Group, Inc. 6.375% 2/15/29 (b)		14,000	12,719
Victoria's Secret & Co. 4.625% 7/15/29 (b)		3,000	2,172
			527,980
Textiles, Apparel & Luxury Goods - 0.3%
Crocs, Inc. 4.125% 8/15/31 (b)		18,000	14,265
Tapestry, Inc. 3.05% 3/15/32		140,000	107,697
			121,962
TOTAL CONSUMER DISCRETIONARY			1,046,435

CONSUMER STAPLES - 1.2%
Beverages - 0.0%
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)		12,000	10,201

Consumer Staples Distribution & Retail - 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26(b)		12,000	11,154
4.875% 2/15/30(b)		6,000	5,505
Alimentation Couche-Tard, Inc. 3.625% 5/13/51 (b)		150,000	98,791
Performance Food Group, Inc. 4.25% 8/1/29 (b)		6,000	5,280
U.S. Foods, Inc. 4.625% 6/1/30 (b)		8,000	7,111
			127,841
Food Products - 0.8%
Darling Ingredients, Inc. 6% 6/15/30 (b)		5,000	4,887
General Mills, Inc. 2.25% 10/14/31		290,000	234,306
Post Holdings, Inc.:
4.5% 9/15/31(b)		10,000	8,615
4.625% 4/15/30(b)		6,000	5,316
TreeHouse Foods, Inc. 4% 9/1/28		8,000	6,847
			259,971
TOTAL CONSUMER STAPLES			398,013

ENERGY - 1.0%
Energy Equipment & Services - 0.1%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25% 4/1/28 (b)		12,000	11,456
CGG SA 8.75% 4/1/27 (b)		18,000	15,491
Oceaneering International, Inc. 6% 2/1/28		12,000	11,281
Transocean Titan Finance Ltd. 8.375% 2/1/28 (b)		2,000	2,055
Transocean, Inc.:
8% 2/1/27(b)		13,000	12,682
8.75% 2/15/30(b)		4,750	4,859
			57,824
Oil, Gas & Consumable Fuels - 0.9%
California Resources Corp. 7.125% 2/1/26 (b)		26,000	26,067
Centennial Resource Production LLC 5.875% 7/1/29 (b)		6,000	5,760
CNX Resources Corp.:
6% 1/15/29(b)		4,000	3,809
7.375% 1/15/31(b)		5,000	4,991
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6% 2/1/29 (b)		25,000	24,543
CVR Energy, Inc. 5.75% 2/15/28 (b)		6,000	5,462
EG Global Finance PLC 6.75% 2/7/25 (b)		25,000	24,633
Energean PLC 6.5% 4/30/27 (b)		10,000	9,121
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29		9,000	8,505
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (b)		10,000	9,381
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (b)		5,000	5,178
MEG Energy Corp. 5.875% 2/1/29 (b)		30,000	28,660
Murphy Oil Corp. 6.375% 7/15/28		9,000	8,994
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)		5,000	4,206
New Fortress Energy, Inc. 6.5% 9/30/26 (b)		49,000	45,547
Northern Oil & Gas, Inc. 8.125% 3/1/28 (b)		8,000	8,019
Parkland Corp. 4.625% 5/1/30 (b)		10,000	8,816
SM Energy Co. 6.5% 7/15/28		8,000	7,820
Southwestern Energy Co. 5.375% 3/15/30		6,000	5,617
Sunoco LP/Sunoco Finance Corp. 4.5% 5/15/29		24,000	21,704
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
6% 3/1/27(b)		5,000	4,791
7.5% 10/1/25(b)		10,000	10,061
Teine Energy Ltd. 6.875% 4/15/29 (b)		18,000	16,695
			298,380
TOTAL ENERGY			356,204

FINANCIALS - 9.8%
Banks - 5.6%
AIB Group PLC 2.875% 5/30/31 (Reg. S) (c)	EUR	100,000	100,369
Banco Bilbao Vizcaya Argentaria SA 1% 1/16/30 (Reg. S) (c)	EUR	100,000	101,770
Bank of America Corp.:
2.456% 10/22/25(c)		260,000	249,914
2.687% 4/22/32(c)		70,000	57,275
5.015% 7/22/33(c)		148,000	142,444
6.204% 11/10/28(c)		25,000	25,575
Citigroup, Inc.:
2.014% 1/25/26(c)		260,000	245,966
4.91% 5/24/33(c)		79,000	75,095
ING Groep NV 1.4% 7/1/26 (b)(c)		200,000	183,905
JPMorgan Chase & Co.:
0.768% 8/9/25(c)		260,000	247,008
2.963% 1/25/33(c)		70,000	58,158
4.586% 4/26/33(c)		124,000	115,958
4.912% 7/25/33(c)		26,000	25,005
KBC Group NV 0.5% 12/3/29 (c)	EUR	100,000	101,575
NatWest Group PLC 2.057% 11/9/28 (Reg. S) (c)	GBP	100,000	106,390
Santander Holdings U.S.A., Inc.:
5.807% 9/9/26(c)		31,000	30,711
6.499% 3/9/29(c)		27,000	26,845
Western Alliance Bancorp. 3% 6/15/31 (c)		4,000	3,163
			1,897,126
Capital Markets - 2.1%
Coinbase Global, Inc. 3.625% 10/1/31 (b)		5,000	3,366
Goldman Sachs Group, Inc.:
3.102% 2/24/33(c)		97,000	80,679
3.615% 3/15/28(c)		130,000	121,553
Hightower Holding LLC 6.75% 4/15/29 (b)		5,000	4,352
Morgan Stanley:
0.864% 10/21/25(c)		270,000	254,069
2.943% 1/21/33(c)		70,000	57,339
4.889% 7/20/33(c)		63,000	59,680
State Street Corp. 3.031% 11/1/34 (c)		130,000	111,746
			692,784
Consumer Finance - 0.4%
Ally Financial, Inc. 2.2% 11/2/28		140,000	112,938
Ford Motor Credit Co. LLC 4.687% 6/9/25		5,000	4,813
OneMain Finance Corp.:
3.5% 1/15/27		6,000	5,222
3.875% 9/15/28		26,000	21,320
9% 1/15/29		5,000	5,069
			149,362
Financial Services - 0.1%
Block, Inc. 3.5% 6/1/31		40,000	32,799
GGAM Finance Ltd.:
7.75% 5/15/26(b)		5,000	5,000
8% 6/15/28(b)		5,000	5,071
			42,870
Insurance - 1.6%
AIA Group Ltd. 3.375% 4/7/30 (b)		200,000	179,974
Equitable Financial Life Global Funding 1.3% 7/12/26 (b)		200,000	175,276
Marsh & McLennan Companies, Inc. 2.375% 12/15/31		210,000	170,726
			525,976
Mortgage Real Estate Investment Trusts - 0.0%
Rithm Capital Corp. 6.25% 10/15/25 (b)		3,000	2,828

TOTAL FINANCIALS			3,310,946

HEALTH CARE - 2.9%
Biotechnology - 0.7%
Amgen, Inc. 3% 2/22/29		260,000	235,095
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		10,000	4,800
			239,895
Health Care Providers & Services - 1.2%
Akumin Escrow, Inc. 7.5% 8/1/28 (b)		8,000	5,300
Cano Health, Inc. 6.25% 10/1/28 (b)		14,000	4,760
Cigna Group 3.4% 3/15/51		150,000	104,957
Community Health Systems, Inc.:
4.75% 2/15/31(b)		34,000	25,330
5.25% 5/15/30(b)		15,000	11,829
6.875% 4/15/29(b)		10,000	6,133
8% 3/15/26(b)		5,000	4,881
DaVita HealthCare Partners, Inc. 3.75% 2/15/31 (b)		11,000	8,760
Encompass Health Corp. 4.625% 4/1/31		10,000	8,769
Horizon Pharma U.S.A., Inc. 5.5% 8/1/27 (b)		8,000	8,171
Humana, Inc. 3.7% 3/23/29		130,000	120,360
Owens & Minor, Inc. 6.625% 4/1/30 (b)		6,000	5,458
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)		28,000	25,535
RegionalCare Hospital Partners Holdings, Inc.:
5.375% 1/15/29(b)		12,000	8,296
9.875% 8/15/30(b)		5,000	4,938
RP Escrow Issuer LLC 5.25% 12/15/25 (b)		5,000	3,851
Tenet Healthcare Corp. 6.125% 10/1/28		50,000	48,157
			405,485
Health Care Technology - 0.1%
Athenahealth Group, Inc. 6.5% 2/15/30 (b)		10,000	8,685

Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc. 3.75% 3/15/29 (b)		3,000	2,648

Pharmaceuticals - 0.9%
AstraZeneca Finance LLC 1.75% 5/28/28		140,000	121,494
Bristol-Myers Squibb Co. 2.95% 3/15/32		70,000	60,673
Jazz Securities DAC 4.375% 1/15/29 (b)		6,000	5,376
Organon & Co. / Organon Foreign Debt Co-Issuer BV 5.125% 4/30/31 (b)		10,000	8,520
Zoetis, Inc. 2% 5/15/30		140,000	115,247
			311,310
TOTAL HEALTH CARE			968,023

INDUSTRIALS - 2.5%
Aerospace & Defense - 0.1%
Bombardier, Inc. 6% 2/15/28 (b)		27,000	25,235
TransDigm, Inc. 4.875% 5/1/29		6,000	5,399
			30,634
Air Freight & Logistics - 0.1%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(c)		9,000	8,874
Rand Parent LLC 8.5% 2/15/30 (b)		10,000	9,520
			18,394
Building Products - 0.4%
Advanced Drain Systems, Inc. 6.375% 6/15/30 (b)		5,000	4,925
Carrier Global Corp. 2.493% 2/15/27		130,000	118,097
Cornerstone Building Brands, Inc. 6.125% 1/15/29 (b)		8,000	6,495
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (b)		2,000	1,872
			131,389
Commercial Services & Supplies - 0.3%
APX Group, Inc. 5.75% 7/15/29 (b)		12,000	10,338
Brand Energy & Infrastructure Services, Inc. 10.375% 8/1/30 (b)		10,000	10,313
Covanta Holding Corp. 4.875% 12/1/29 (b)		27,000	23,220
Madison IAQ LLC 5.875% 6/30/29 (b)		10,000	8,420
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)		10,000	9,338
Stericycle, Inc.:
3.875% 1/15/29(b)		24,000	20,896
5.375% 7/15/24(b)		15,000	14,947
			97,472
Construction & Engineering - 0.1%
AECOM 5.125% 3/15/27		12,000	11,513
Railworks Holdings LP 8.25% 11/15/28 (b)		10,000	9,550
			21,063
Electrical Equipment - 0.1%
Atkore, Inc. 4.25% 6/1/31 (b)		8,000	6,880
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)		5,000	4,875
Sensata Technologies BV:
4% 4/15/29(b)		8,000	7,025
5% 10/1/25(b)		10,000	9,746
			28,526
Ground Transportation - 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.375% 3/1/29(b)		5,000	4,590
5.75% 7/15/27(b)		8,000	7,638
Uber Technologies, Inc.:
4.5% 8/15/29(b)		65,000	59,515
8% 11/1/26(b)		2,000	2,036
			73,779
Industrial Conglomerates - 0.5%
Honeywell International, Inc. 1.75% 9/1/31		140,000	111,317
Trane Technologies Financing Ltd. 5.25% 3/3/33		50,000	49,946
			161,263
Machinery - 0.7%
Chart Industries, Inc. 9.5% 1/1/31 (b)		5,000	5,384
Ingersoll-Rand Luxembourg Finance SA 3.8% 3/21/29		130,000	121,318
Otis Worldwide Corp. 2.565% 2/15/30		140,000	119,724
Vertical Holdco GmbH 7.625% 7/15/28 (b)		7,000	6,487
			252,913
Marine Transportation - 0.0%
Seaspan Corp. 5.5% 8/1/29 (b)		10,000	7,773

Professional Services - 0.0%
Dun & Bradstreet Corp. 5% 12/15/29 (b)		3,000	2,692

Trading Companies & Distributors - 0.0%
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)		5,000	4,939
Fortress Transportation & Infrastructure Investors LLC 5.5% 5/1/28 (b)		12,000	11,147
			16,086
TOTAL INDUSTRIALS			841,984

INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.1%
CommScope, Inc. 4.75% 9/1/29 (b)		16,000	11,890
HTA Group Ltd. 7% 12/18/25 (b)		11,000	10,395
IHS Netherlands Holdco BV 8% 9/18/27 (b)		5,000	4,468
			26,753
Electronic Equipment, Instruments & Components - 0.3%
Coherent Corp. 5% 12/15/29 (b)		5,000	4,441
Dell International LLC/EMC Corp. 6.2% 7/15/30		110,000	113,202
TTM Technologies, Inc. 4% 3/1/29 (b)		8,000	6,949
			124,592
IT Services - 0.1%
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (b)		28,000	24,067
Rackspace Hosting, Inc. 3.5% 2/15/28 (b)		4,000	1,899
Virtusa Corp. 7.125% 12/15/28 (b)		12,000	9,825
			35,791
Semiconductors & Semiconductor Equipment - 0.8%
Entegris Escrow Corp. 5.95% 6/15/30 (b)		20,000	19,152
Entegris, Inc. 3.625% 5/1/29 (b)		28,000	24,065
Micron Technology, Inc. 2.703% 4/15/32		140,000	110,484
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.5% 5/11/31		140,000	112,678
ON Semiconductor Corp. 3.875% 9/1/28 (b)		2,000	1,780
			268,159
Software - 0.3%
Black Knight InfoServ LLC 3.625% 9/1/28 (b)		8,000	7,360
Cloud Software Group, Inc. 9% 9/30/29 (b)		5,000	4,469
Elastic NV 4.125% 7/15/29 (b)		13,000	11,175
Gen Digital, Inc.:
5% 4/15/25(b)		14,000	13,724
7.125% 9/30/30(b)		7,000	7,047
MicroStrategy, Inc. 6.125% 6/15/28 (b)		4,000	3,581
NCR Corp.:
5.125% 4/15/29(b)		6,000	5,457
6.125% 9/1/29(b)		15,000	15,449
Open Text Corp.:
3.875% 2/15/28(b)		7,000	6,229
3.875% 12/1/29(b)		14,000	11,872
Open Text Holdings, Inc.:
4.125% 2/15/30(b)		5,000	4,309
4.125% 12/1/31(b)		6,000	4,980
			95,652
Technology Hardware, Storage & Peripherals - 0.1%
Seagate HDD Cayman:
4.125% 1/15/31		6,000	4,901
4.75% 1/1/25		10,000	9,795
5.75% 12/1/34		4,000	3,543
8.25% 12/15/29(b)		5,000	5,245
			23,484
TOTAL INFORMATION TECHNOLOGY			574,431

MATERIALS - 1.4%
Chemicals - 0.7%
Axalta Coating Systems LLC 3.375% 2/15/29 (b)		6,000	5,089
International Flavors & Fragrances, Inc. 2.3% 11/1/30 (b)		150,000	116,385
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(c)		5,000	3,650
Methanex Corp.:
5.125% 10/15/27		10,000	9,380
5.65% 12/1/44		30,000	24,537
NOVA Chemicals Corp.:
4.25% 5/15/29(b)		2,000	1,622
4.875% 6/1/24(b)		10,000	9,836
5.25% 6/1/27(b)		10,000	8,891
Nufarm Australia Ltd. 5% 1/27/30 (b)		10,000	8,895
Olympus Water U.S. Holding Corp.:
6.25% 10/1/29(b)		18,000	14,491
9.75% 11/15/28(b)		4,000	4,029
SCIH Salt Holdings, Inc. 6.625% 5/1/29 (b)		2,000	1,765
The Chemours Co. LLC 4.625% 11/15/29 (b)		43,000	35,748
			244,318
Construction Materials - 0.0%
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)		7,000	6,825
VM Consolidated, Inc. 5.5% 4/15/29 (b)		5,000	4,557
			11,382
Containers & Packaging - 0.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
5.25% 8/15/27(b)		16,000	13,611
5.25% 8/15/27(b)		11,000	9,358
Ball Corp. 6% 6/15/29		5,000	4,926
Berry Global, Inc. 5.625% 7/15/27 (b)		30,000	29,407
Clydesdale Acquisition Holdings, Inc. 6.625% 4/15/29 (b)		10,000	9,516
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26		10,000	9,643
Graphic Packaging International, Inc. 4.75% 7/15/27 (b)		6,000	5,699
OI European Group BV 4.75% 2/15/30 (b)		6,000	5,469
			87,629
Metals & Mining - 0.3%
ATI, Inc.:
4.875% 10/1/29		12,000	10,834
7.25% 8/15/30		5,000	5,051
Coeur d'Alene Mines Corp. 5.125% 2/15/29 (b)		6,000	5,259
Constellium NV 3.75% 4/15/29 (b)		6,000	5,155
Eldorado Gold Corp. 6.25% 9/1/29 (b)		10,000	8,524
ERO Copper Corp. 6.5% 2/15/30 (b)		22,000	19,108
First Quantum Minerals Ltd. 6.875% 10/15/27 (b)		10,000	9,663
FMG Resources Pty Ltd. 6.125% 4/15/32 (b)		20,000	18,610
HudBay Minerals, Inc. 6.125% 4/1/29 (b)		5,000	4,701
IAMGOLD Corp. 5.75% 10/15/28 (b)		6,000	4,603
Infrabuild Australia Pty Ltd. 12% 10/1/24 (b)		4,000	3,883
Mineral Resources Ltd. 8.5% 5/1/30 (b)		24,000	24,086
			119,477
Paper & Forest Products - 0.1%
Domtar Corp. 6.75% 10/1/28 (b)		8,000	6,920
LABL, Inc. 10.5% 7/15/27 (b)		5,000	4,786
Mercer International, Inc. 5.125% 2/1/29		21,000	17,179
			28,885
TOTAL MATERIALS			491,691

REAL ESTATE - 3.6%
Equity Real Estate Investment Trusts (REITs) - 2.9%
Alexandria Real Estate Equities, Inc. 2% 5/18/32		220,000	166,796
Boston Properties, Inc.:
2.45% 10/1/33		220,000	155,743
6.75% 12/1/27		17,000	17,363
Corporate Office Properties LP 2% 1/15/29		150,000	118,117
Hudson Pacific Properties LP 5.95% 2/15/28		108,000	91,327
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29		10,000	7,222
5% 10/15/27		48,000	37,919
Omega Healthcare Investors, Inc. 3.25% 4/15/33		4,000	2,985
Prologis LP 2.875% 11/15/29		200,000	175,175
SBA Communications Corp. 3.125% 2/1/29		2,000	1,712
Uniti Group LP / Uniti Group Finance, Inc. 10.5% 2/15/28 (b)		11,000	10,974
Uniti Group, Inc. 6% 1/15/30 (b)		34,000	22,459
WP Carey, Inc. 2.45% 2/1/32		220,000	171,316
			979,108
Real Estate Management & Development - 0.7%
Anywhere Real Estate Group LLC 7% 4/15/30 (b)		3,200	2,884
CBRE Group, Inc. 2.5% 4/1/31		140,000	112,441
Greystar Real Estate Partners 7.75% 9/1/30 (b)		5,000	5,050
Howard Hughes Corp. 4.375% 2/1/31 (b)		15,000	11,954
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.125% 8/1/30 (b)		14,000	12,840
Vonovia SE 0.625% 3/24/31 (Reg. S)	EUR	100,000	78,375
			223,544
TOTAL REAL ESTATE			1,202,652

UTILITIES - 4.9%
Electric Utilities - 1.8%
DPL, Inc. 4.35% 4/15/29		8,000	6,890
Duke Energy Carolinas LLC 3.95% 11/15/28		170,000	161,884
Northern States Power Co. 2.25% 4/1/31		210,000	173,762
Oncor Electric Delivery Co. LLC 4.15% 6/1/32		130,000	121,107
PG&E Corp.:
5% 7/1/28		14,000	12,879
5.25% 7/1/30		5,000	4,442
Wisconsin Electric Power Co. 4.75% 9/30/32		125,000	122,120
			603,084
Independent Power and Renewable Electricity Producers - 1.1%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)		39,000	34,776
Sunnova Energy Corp. 5.875% 9/1/26 (b)		20,000	17,599
TerraForm Power Operating LLC 4.75% 1/15/30 (b)		8,000	6,856
The AES Corp.:
1.375% 1/15/26		140,000	125,921
2.45% 1/15/31		227,000	180,245
			365,397
Multi-Utilities - 2.0%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		190,000	171,326
Dominion Energy, Inc. 2.25% 8/15/31		220,000	175,233
NiSource, Inc. 1.7% 2/15/31		230,000	177,644
Puget Energy, Inc. 4.224% 3/15/32		190,000	167,419
			691,622
TOTAL UTILITIES			1,660,103

TOTAL NONCONVERTIBLE BONDS			11,854,687
TOTAL CORPORATE BONDS (Cost $12,865,944)			11,894,979

U.S. Treasury Obligations - 40.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
2.25% 5/15/41	54,000	39,789
2.25% 2/15/52	2,410,000	1,625,802
3.25% 5/15/42	100,000	85,395
3.375% 8/15/42	600,000	520,664
3.625% 2/15/53	182,000	163,971
3.625% 5/15/53	110,000	99,206
4% 11/15/42	225,000	213,478
4.125% 8/15/53	120,000	118,388
U.S. Treasury Notes:
2.5% 4/30/24	200,000	196,227
2.5% 3/31/27	50,000	46,852
3.375% 5/15/33	1,300,000	1,224,641
3.5% 1/31/28	300,000	290,098
3.5% 4/30/28	900,000	869,866
3.5% 1/31/30	350,000	335,740
3.5% 4/30/30	400,000	383,500
3.5% 2/15/33	1,585,000	1,509,465
3.625% 5/31/28	150,000	145,887
3.625% 3/31/30	810,000	782,409
3.75% 5/31/30	670,000	651,915
3.75% 6/30/30	475,000	462,160
3.875% 11/30/27	600,000	588,984
3.875% 12/31/27	1,650,000	1,619,451
4% 6/30/28	125,000	123,506
4% 2/28/30	500,000	493,633
4% 7/31/30	140,000	138,338
4.125% 10/31/27	500,000	495,332
4.125% 7/31/28	150,000	149,121
4.125% 11/15/32	200,000	199,906
TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,437,520)		13,573,724

U.S. Government Agency - Mortgage Securities - 16.6%
	Principal Amount (a)	Value ($)
Fannie Mae - 2.1%
2% 6/1/35 to 2/1/37	281,900	248,185
2.5% 7/1/51 to 1/1/52	289,754	240,901
3% 2/1/52 to 5/1/52	95,330	82,392
4% 4/1/52	46,961	43,730
4.5% 7/1/52	47,635	45,732
5% 12/1/52	48,331	46,893
TOTAL FANNIE MAE		707,833
Freddie Mac - 2.5%
1.5% 4/1/51	121,830	91,957
2% 11/1/51	320,616	255,827
2.5% 7/1/36 to 12/1/51	216,564	185,286
3% 5/1/35 to 5/1/51	143,387	130,047
4% 10/1/52	46,363	43,246
4.5% 11/1/52	96,296	91,336
5% 12/1/52	48,079	46,933
TOTAL FREDDIE MAC		844,632
Ginnie Mae - 3.7%
2% 1/20/51 to 2/20/51	70,317	58,204
2% 9/1/53 (e)	100,000	82,500
2% 9/1/53 (e)	100,000	82,500
2% 9/1/53 (e)	50,000	41,250
2% 9/1/53 (e)	50,000	41,250
2% 9/1/53 (e)	25,000	20,625
2% 10/1/53 (e)	150,000	123,879
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	100,000	85,117
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	25,000	21,279
2.5% 10/1/53 (e)	50,000	42,600
3% 9/1/53 (e)	100,000	87,929
3% 9/1/53 (e)	50,000	43,965
3% 9/1/53 (e)	50,000	43,965
3% 10/1/53 (e)	50,000	43,994
3.5% 9/1/53 (e)	50,000	45,398
3.5% 9/1/53 (e)	25,000	22,699
3.5% 9/1/53 (e)	25,000	22,699
4% 9/1/53 (e)	50,000	46,594
4% 9/1/53 (e)	50,000	46,594
5% 9/1/53 (e)	50,000	48,655
5.5% 9/1/53 (e)	50,000	49,508
TOTAL GINNIE MAE		1,228,881
Uniform Mortgage Backed Securities - 8.3%
2% 9/1/38 (e)	100,000	87,703
2% 9/1/53 (e)	150,000	119,410
2% 9/1/53 (e)	100,000	79,606
2% 9/1/53 (e)	200,000	159,213
2% 9/1/53 (e)	100,000	79,606
2% 9/1/53 (e)	100,000	79,606
2% 9/1/53 (e)	25,000	19,902
2% 9/1/53 (e)	50,000	39,803
2% 9/1/53 (e)	25,000	19,902
2% 9/1/53 (e)	100,000	79,606
2% 10/1/53 (e)	200,000	159,439
2% 10/1/53 (e)	50,000	39,860
2% 10/1/53 (e)	100,000	79,720
2% 10/1/53 (e)	100,000	79,720
2.5% 9/1/53 (e)	200,000	165,758
2.5% 9/1/53 (e)	150,000	124,318
2.5% 9/1/53 (e)	100,000	82,879
2.5% 9/1/53 (e)	100,000	82,879
3% 9/1/53 (e)	100,000	86,152
3% 9/1/53 (e)	250,000	215,381
3% 9/1/53 (e)	50,000	43,076
3.5% 9/1/53 (e)	200,000	178,711
4% 9/1/53 (e)	75,000	69,234
4% 9/1/53 (e)	50,000	46,156
4% 9/1/53 (e)	25,000	23,078
4.5% 9/1/53 (e)	100,000	94,828
5% 9/1/53 (e)	50,000	48,482
5.5% 9/1/53 (e)	100,000	98,781
5.5% 9/1/53 (e)	125,000	123,477
5.5% 9/1/53 (e)	150,000	148,172
5.5% 9/1/53 (e)	50,000	49,391
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,803,849
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,674,256)		5,585,195

Asset-Backed Securities - 5.9%
	Principal Amount (a)	Value ($)
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.8261% 7/20/35 (b)(c)(d)	250,000	247,275
Ares LIX CLO Ltd. Series 2021-59A Class A, CME Term SOFR 3 Month Index + 1.290% 6.6428% 4/25/34 (b)(c)(d)	250,000	246,776
Cedar Funding Ltd. Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6696% 7/15/33 (b)(c)(d)	260,000	258,301
CEDF Series 2021-6A Class ARR, CME Term SOFR 3 Month Index + 1.310% 6.6378% 4/20/34 (b)(c)(d)	200,000	196,889
Dryden CLO, Ltd. Series 2021-76A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.7378% 10/20/34 (b)(c)(d)	310,000	307,645
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 4/15/31 (b)(c)(d)	250,000	248,494
Planet Fitness Master Issuer LLC Series 2022-1A Class A2I, 3.251% 12/5/51 (b)	98,750	88,621
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6678% 4/20/33 (b)(c)(d)	310,000	308,122
Verizon Master Trust Series 2021-2 Class A, 0.99% 4/20/28	107,000	101,418
TOTAL ASSET-BACKED SECURITIES (Cost $2,009,320)		2,003,541

Commercial Mortgage Securities - 1.0%
	Principal Amount (a)	Value ($)
BXHPP Trust floater Series 2021-FILM Class A, CME Term SOFR 1 Month Index + 0.760% 6.0745% 8/15/36 (b)(c)(d)	250,000	235,283
District of Columbia Commercial Mtg Trust 2023-District of Columbia sequential payer Series 2023-DC Class A, 6.3143% 9/10/40 (b)	100,000	101,112
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $344,847)		336,395

Foreign Government and Government Agency Obligations - 0.6%
		Principal Amount (a)	Value ($)
German Federal Republic 4.75% 7/4/34	EUR	64,000	84,096
United Kingdom, Great Britain and Northern Ireland:
1% 4/22/24(Reg. S)	GBP	3,000	3,704
1.75% 9/7/37 (Reg. S)	GBP	23,000	20,805
2.25% 9/7/23	GBP	25,000	31,651
4.25% 6/7/32 (f)	GBP	41,000	51,871
4.5% 9/7/34	GBP	16,000	20,443
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $203,992)			212,570

Common Stocks - 0.1%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobile Components - 0.0%
Aptiv PLC (g)	25	2,536
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
New Fortress Energy, Inc.	114	3,539
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Centene Corp. (g)	58	3,576
INDUSTRIALS - 0.0%
Electrical Equipment - 0.0%
Regal Rexnord Corp.	20	3,244
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Coherent Corp. (g)	105	3,951
TOTAL COMMON STOCKS (Cost $18,087)		16,846

Bank Loan Obligations - 0.1%
	Principal Amount (a)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
ClubCorp Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 8.2879% 9/18/24 (c)(d)(h)	6,981	6,881
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.3985% 4/11/29 (c)(d)(h)	4,988	4,537
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Ascend Learning LLC 2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1811% 12/10/29 (c)(d)(h)	3,000	2,559
Finastra U.S.A., Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 12.981% 6/13/25 (c)(d)(h)	6,000	5,991
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 8.6184% 5/3/26 (c)(d)(h)	5,985	5,978
2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.6184% 5/3/27 (c)(d)(h)	2,000	1,986
		16,514
TOTAL BANK LOAN OBLIGATIONS (Cost $26,682)		27,932

Preferred Securities - 0.9%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Telefonica Europe BV 2.502% (Reg. S) (c)(i)	EUR	100,000	95,359
CONSUMER STAPLES - 0.3%
Food Products - 0.3%
Danone SA 1% (Reg. S) (c)(i)	EUR	100,000	95,381
FINANCIALS - 0.0%
Consumer Finance - 0.0%
Ally Financial, Inc. 4.7% (c)(i)		15,000	10,569
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
AerCap Holdings NV 5.875% 10/10/79 (c)		7,000	6,920
UTILITIES - 0.3%
Electric Utilities - 0.3%
TenneT Holding BV 2.995% (Reg. S) (c)(i)	EUR	100,000	107,773
TOTAL PREFERRED SECURITIES (Cost $337,192)			316,002

Money Market Funds - 11.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (j) (Cost $3,711,918)	3,711,176	3,711,918

TOTAL INVESTMENT IN SECURITIES - 111.6% (Cost $39,629,758)	37,679,102
NET OTHER ASSETS (LIABILITIES) - (11.6)%	(3,917,274)
NET ASSETS - 100.0%	33,761,828

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/53	(150,000)	(123,751)
2.5% 9/1/53	(50,000)	(42,559)
3% 9/1/53	(50,000)	(43,965)

TOTAL GINNIE MAE		(210,275)

Uniform Mortgage Backed Securities
2% 9/1/53	(200,000)	(159,213)
2% 9/1/53	(50,000)	(39,803)
2% 9/1/53	(100,000)	(79,606)
2% 9/1/53	(100,000)	(79,606)
2% 9/1/53	(100,000)	(79,606)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(437,834)

TOTAL TBA SALE COMMITMENTS (Proceeds $640,907)		(648,109)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1	Dec 2023	203,805	592	592
CBOT 5-Year U.S. Treasury Note Contracts (United States)	1	Dec 2023	106,922	741	741
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	2	Dec 2023	232,219	2,824	2,824

TOTAL PURCHASED					4,157

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	1	Dec 2023	121,068	(2,421)	(2,421)

TOTAL FUTURES CONTRACTS					1,736
The notional amount of futures purchased as a percentage of Net Assets is 1.6%
The notional amount of futures sold as a percentage of Net Assets is 0.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $672,254.
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	9,761	USD	10,587	Citibank, N. A.	9/05/23	(3)
EUR	3,000	USD	3,285	BNP Paribas S.A.	9/15/23	(30)
EUR	2,000	USD	2,177	BNP Paribas S.A.	9/15/23	(7)
EUR	1,000	USD	1,090	Brown Brothers Harriman & Co	9/15/23	(5)
EUR	2,000	USD	2,188	Canadian Imperial Bk. of Comm.	9/15/23	(18)
GBP	1,500	USD	1,900	BNP Paribas S.A.	9/15/23	0
GBP	2,000	USD	2,545	Brown Brothers Harriman & Co	9/15/23	(11)
GBP	2,000	USD	2,537	JPMorgan Chase Bank, N.A.	9/15/23	(4)
USD	10,987	EUR	10,000	BNP Paribas S.A.	9/15/23	139
USD	762,991	EUR	694,000	Bank of America, N.A.	9/15/23	10,089
USD	2,189	EUR	2,000	Bank of America, N.A.	9/15/23	20
USD	7,596	EUR	7,000	Citibank, N. A.	9/15/23	2
USD	2,210	EUR	2,000	JPMorgan Chase Bank, N.A.	9/15/23	41
USD	2,190	EUR	2,000	JPMorgan Chase Bank, N.A.	9/15/23	20
USD	345,022	GBP	269,000	BNP Paribas S.A.	9/15/23	4,237
USD	2,550	GBP	2,000	BNP Paribas S.A.	9/15/23	16
USD	3,933	GBP	3,000	Bank of America, N.A.	9/15/23	132

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						14,618
Unrealized Appreciation						14,696
Unrealized Depreciation						(78)

For the period, the average contract value for forward foreign currency contracts was $1,134,217. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,975,432 or 14.7% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $25,305.
(g)	Non-income producing
(h)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	3,283,645	10,628,988	10,200,715	188,751	-	-	3,711,918	0.0%
Total	3,283,645	10,628,988	10,200,715	188,751	-	-	3,711,918

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	2,536	2,536	-	-
Energy	3,539	3,539	-	-
Health Care	3,576	3,576	-	-
Industrials	3,244	3,244	-	-
Information Technology	3,951	3,951	-	-

Corporate Bonds	11,894,979	-	11,894,979	-

U.S. Government and Government Agency Obligations	13,573,724	-	13,573,724	-

U.S. Government Agency - Mortgage Securities	5,585,195	-	5,585,195	-

Asset-Backed Securities	2,003,541	-	2,003,541	-

Commercial Mortgage Securities	336,395	-	336,395	-

Foreign Government and Government Agency Obligations	212,570	-	212,570	-

Bank Loan Obligations	27,932	-	27,932	-

Preferred Securities	316,002	-	316,002	-

Money Market Funds	3,711,918	3,711,918	-	-
Total Investments in Securities:	37,679,102	3,728,764	33,950,338	-
Derivative Instruments:

Assets
Futures Contracts	4,157	4,157	-	-
Forward Foreign Currency Contracts	14,696	-	14,696	-
Total Assets	18,853	4,157	14,696	-

Liabilities
Futures Contracts	(2,421)	(2,421)	-	-
Forward Foreign Currency Contracts	(78)	-	(78)	-
Total Liabilities	(2,499)	(2,421)	(78)	-
Total Derivative Instruments:	16,354	1,736	14,618	-
Other Financial Instruments:

TBA Sale Commitments	(648,109)	-	(648,109)	-
Total Other Financial Instruments:	(648,109)	-	(648,109)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Foreign Exchange Risk
Forward Foreign Currency Contracts (a)	14,696	(78)
Total Foreign Exchange Risk	14,696	(78)
Interest Rate Risk
Futures Contracts (b)	4,157	(2,421)
Total Interest Rate Risk	4,157	(2,421)
Total Value of Derivatives	18,853	(2,499)

(a)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $35,917,840)	$33,967,184
Fidelity Central Funds (cost $3,711,918)	3,711,918

Total Investment in Securities (cost $39,629,758)		$37,679,102
Cash		35,767
Foreign currency held at value (cost $18,426)		18,311
Receivable for TBA sale commitments		640,907
Unrealized appreciation on forward foreign currency contracts		14,696
Dividends receivable		8
Interest receivable		252,336
Distributions receivable from Fidelity Central Funds		16,932
Prepaid expenses		49
Receivable from investment adviser for expense reductions		11,366
Total assets		38,669,474
Liabilities
Payable for investments purchased
Regular delivery	$142,529
Delayed delivery	3,999,584
TBA sale commitments, at value	648,109
Unrealized depreciation on forward foreign currency contracts	78
Distributions payable	427
Accrued management fee	8,189
Payable for daily variation margin on futures contracts	494
Other payables and accrued expenses	108,236
Total Liabilities		4,907,646
Net Assets		$33,761,828
Net Assets consist of:
Paid in capital		$36,200,613
Total accumulated earnings (loss)		(2,438,785)
Net Assets		$33,761,828
Net Asset Value, offering price and redemption price per share ($33,761,828 ÷ 3,711,505 shares)		$9.10

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$15,085
Interest		1,071,696
Income from Fidelity Central Funds		188,751
Total Income		1,275,532
Expenses
Management fee	$85,910
Custodian fees and expenses	13,867
Independent trustees' fees and expenses	99
Registration fees	41,133
Audit	135,601
Legal	28
Miscellaneous	107
Total expenses before reductions	276,745
Expense reductions	(175,005)
Total expenses after reductions		101,740
Net Investment income (loss)		1,173,792
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(514,350)
Forward foreign currency contracts	(39,212)
Foreign currency transactions	1,764
Futures contracts	(29,647)
Total net realized gain (loss)		(581,445)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(622,285)
Forward foreign currency contracts	(17,131)
Assets and liabilities in foreign currencies	1,632
Futures contracts	5,901
TBA Sale commitments	(15,162)
Total change in net unrealized appreciation (depreciation)		(647,045)
Net gain (loss)		(1,228,490)
Net increase (decrease) in net assets resulting from operations		$(54,698)
Statement of Changes in Net Assets

	Year ended August 31, 2023	For the period April 13, 2022 (commencement of operations) through August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,173,792	$268,343
Net realized gain (loss)	(581,445)	(5,244)
Change in net unrealized appreciation (depreciation)	(647,045)	(1,294,546)
Net increase (decrease) in net assets resulting from operations	(54,698)	(1,031,447)
Distributions to shareholders	(1,132,053)	(220,609)

Share transactions
Proceeds from sales of shares	10,200,520	25,334,197
Reinvestment of distributions	1,129,821	220,605
Cost of shares redeemed	(684,299)	(209)

Net increase (decrease) in net assets resulting from share transactions	10,646,042	25,554,593
Total increase (decrease) in net assets	9,459,291	24,302,537

Net Assets
Beginning of period	24,302,537	-
End of period	$33,761,828	$24,302,537

Other Information
Shares
Sold	1,105,777	2,534,410
Issued in reinvestment of distributions	122,621	22,857
Redeemed	(74,139)	(21)
Net increase (decrease)	1,154,259	2,557,246

Financial Highlights
Fidelity® SAI Sustainable Core Plus Bond Fund

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.50	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.374	.107
Net realized and unrealized gain (loss)	(.412)	(.519)
Total from investment operations	(.038)	(.412)
Distributions from net investment income	(.362)	(.088)
Total distributions	(.362)	(.088)
Net asset value, end of period	$9.10	$9.50
Total Return D,E	(.37)%	(4.13)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.96%	.94% H,I
Expenses net of fee waivers, if any	.36%	.36% I
Expenses net of all reductions	.35%	.36% I
Net investment income (loss)	4.06%	2.85% I
Supplemental Data
Net assets, end of period (000 omitted)	$33,762	$24,303
Portfolio turnover rate J	274%	124% K

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity SAI Sustainable Core Plus Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$83,600
Gross unrealized depreciation	(1,880,401)
Net unrealized appreciation (depreciation)	$(1,796,801)
Tax Cost	$39,457,704

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$-
Capital loss carryforward	$(605,468)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,796,888)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(510,811)
Long-term	(94,657)
Total capital loss carryforward	$(605,468)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022A
Ordinary Income	$1,132,053	$220,609

A For the period April 13, 2022 (commencement of operations) through August 31, 2022.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity SAI Sustainable Core Plus Bond Fund
Foreign Exchange Risk
Forward Foreign Currency Contracts	(39,212)	(17,131)
Total Foreign Exchange Risk	(39,212)	(17,131)
Interest Rate Risk
Futures Contracts	(29,647)	5,901
Total Interest Rate Risk	(29,647)	5,901
Totals	(68,859)	(11,230)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Core Plus Bond Fund	55,095,069	54,653,265
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.
	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable Core Plus Bond Fund	2,577	-	-
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Sustainable Core Plus Bond Fund	$17
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .36% of average net assets. This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $172,580.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,504 and $150, respectively.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $771.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Core Plus Bond Fund	71%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Sustainable Core Plus Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable Core Plus Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period from April 13, 2022 (commencement of operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from April 13, 2022 (commencement of operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® SAI Sustainable Core Plus Bond Fund	.36%
Actual		$ 1,000	$ 1,010.90	$ 1.82
Hypothetical-B		$ 1,000	$ 1,023.39	$ 1.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 24.10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $976,444 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9904893.101
SSU-ANN-1023
Fidelity® Tactical Bond Fund

Annual Report
August 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Life of Fund A
Class A (incl. 4.00% sales charge)	-3.76%	-7.16%
Class M (incl. 4.00% sales charge)	-3.75%	-7.16%
Class C (incl. contingent deferred sales charge)	-1.34%	-5.40%
Fidelity® Tactical Bond Fund	0.51%	-4.45%
Class I	0.50%	-4.45%
Class Z	0.59%	-4.37%

A   From February 10, 2022
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Tactical Bond Fund, a class of the fund, on February 10, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Jeffrey Moore and Michael Plage:
For the fiscal year ending August 31, 2023, the fund's share classes posted returns, net of fees, in the range of -0.38% to +0.59%, versus -1.19% for the benchmark, the Bloomberg U.S. Aggregate Bond Index. Credit generally performed well this period, continuing to gain in the economy's post-COVID recovery, while favorable supply/demand trends and low issuer default rates continued to result in tighter corporate bond spreads. Relative to the index, the fund particularly benefited from its overweight exposure to floating-rate bank loans, which helped in the present rising-rate environment due to the securities' limited duration. Exposure to AAA-rated collateralized loan obligations, or CLOs, also outperformed, given the inverted yield curve - meaning shorter-term bonds were offering higher yields than longer-term issues - and narrowing credit spreads. In contrast, security selection among high-yield bonds was modestly negative, as was allocation to certain underperforming international corporate bond holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
The information in the following tables is based on the combined Investments of the Fund and its pro-rata share of investments in Fidelity's Central Funds, other than the Money Market Central Funds.
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures and Swaps - 2.7%

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 8.7%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.8%
Media - 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51	250,000	155,357
5.5% 4/1/63	130,000	102,127
Magallanes, Inc.:
5.05% 3/15/42	10,000	8,220
5.141% 3/15/52	16,000	12,754
Sirius XM Radio, Inc. 4.125% 7/1/30 (b)	140,000	114,132
		392,590
Wireless Telecommunication Services - 0.8%
Millicom International Cellular SA:
4.5% 4/27/31 (b)	310,000	243,455
6.25% 3/25/29 (b)	72,000	65,729
		309,184
TOTAL COMMUNICATION SERVICES		701,774
CONSUMER DISCRETIONARY - 0.9%
Household Durables - 0.9%
Toll Brothers Finance Corp. 4.875% 3/15/27	360,000	349,452
ENERGY - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)	4,000	4,035
6.036% 11/15/33 (b)	12,000	12,123
6.497% 8/15/43 (b)	3,000	3,041
6.544% 11/15/53 (b)	6,000	6,133
6.714% 8/15/63 (b)	4,000	4,089
DCP Midstream Operating LP 5.125% 5/15/29	12,000	11,701
Kinder Morgan, Inc. 3.6% 2/15/51	600,000	403,217
MPLX LP:
5% 3/1/33	100,000	94,393
5.65% 3/1/53	100,000	90,607
Petroleos Mexicanos 7.69% 1/23/50	250,000	166,450
Targa Resources Corp.:
4.2% 2/1/33	130,000	114,628
4.95% 4/15/52	130,000	105,508
		1,015,925
FINANCIALS - 2.1%
Banks - 1.2%
Bank of America Corp. 2.299% 7/21/32 (c)	280,000	220,823
Intesa Sanpaolo SpA 5.71% 1/15/26 (b)	250,000	239,826
		460,649
Consumer Finance - 0.7%
Capital One Financial Corp.:
5.468% 2/1/29 (c)	18,000	17,461
5.817% 2/1/34 (c)	32,000	30,397
Ford Motor Credit Co. LLC 3.375% 11/13/25	250,000	233,071
		280,929
Financial Services - 0.2%
Blackstone Private Credit Fund 4.7% 3/24/25	61,000	59,293
Corebridge Financial, Inc.:
3.85% 4/5/29	7,000	6,406
3.9% 4/5/32	9,000	7,870
4.35% 4/5/42	2,000	1,582
4.4% 4/5/52	6,000	4,641
		79,792
TOTAL FINANCIALS		821,370
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Centene Corp. 4.625% 12/15/29	120,000	110,340
Prime Healthcare Foundation, Inc. 7% 12/1/27	110,000	109,463
		219,803
INFORMATION TECHNOLOGY - 0.3%
Software - 0.3%
Oracle Corp. 3.85% 4/1/60	160,000	108,740
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Homes 4 Rent LP:
3.625% 4/15/32	8,000	6,854
4.3% 4/15/52	6,000	4,635
Piedmont Operating Partnership LP 9.25% 7/20/28	39,000	39,890
		51,379
UTILITIES - 0.5%
Electric Utilities - 0.5%
DPL, Inc. 4.125% 7/1/25	200,000	190,259
Multi-Utilities - 0.0%
Puget Energy, Inc. 4.224% 3/15/32	15,000	13,217
TOTAL UTILITIES		203,476
TOTAL NONCONVERTIBLE BONDS (Cost $3,964,408)		3,471,919

U.S. Treasury Obligations - 46.3%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds 2.875% 5/15/52	4,990,000	3,873,682
U.S. Treasury Notes:
3.5% 2/15/33	930,000	885,680
3.625% 3/31/30	2,640,000	2,550,075
3.75% 5/31/30	3,020,000	2,938,484
4.125% 11/15/32	8,130,000	8,126,190
TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,354,538)		18,374,111

Asset-Backed Securities - 4.3%
	Principal Amount (a)	Value ($)
AASET Trust Series 2021-2A Class A, 2.798% 1/15/47 (b)	207,618	179,376
DB Master Finance LLC Series 2021-1A Class A23, 2.791% 11/20/51 (b)	245,625	194,512
Dominos Pizza Master Issuer LLC Series 2021-1A Class A2II, 3.151% 4/25/51 (b)	928,625	761,884
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	186,578	158,989
Planet Fitness Master Issuer LLC Series 2022-1A Class A2II, 4.008% 12/5/51 (b)	493,750	407,142
TOTAL ASSET-BACKED SECURITIES (Cost $1,867,503)		1,701,903

Commercial Mortgage Securities - 1.5%
	Principal Amount (a)	Value ($)
BPR Trust floater Series 2022-OANA Class B, CME Term SOFR 1 Month Index + 2.440% 7.7575% 4/15/37 (b)(c)(d)	11,000	10,717
BX Trust floater Series 2022-IND:
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6005% 4/15/37 (b)(c)(d)	216,577	210,621
Class D, CME Term SOFR 1 Month Index + 2.830% 8.1495% 4/15/37 (b)(c)(d)	8,021	7,752
Life Financial Services Trust floater Series 2022-BMR2:
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1044% 5/15/39 (b)(c)(d)	100,000	97,837
Class C, CME Term SOFR 1 Month Index + 2.090% 7.4036% 5/15/39 (b)(c)(d)	100,000	97,241
Class D, CME Term SOFR 1 Month Index + 2.540% 7.8524% 5/15/39 (b)(c)(d)	100,000	95,392
VLS Commercial Mortgage Trust sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	100,000	78,023
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $610,902)		597,583

Municipal Securities - 0.4%
	Principal Amount (a)	Value ($)
Chicago Board of Ed.:
Series 2009 G, 1.75% 12/15/25	120,000	107,951
Series 2010 C, 6.319% 11/1/29	60,000	59,536
TOTAL MUNICIPAL SECURITIES (Cost $172,642)		167,487

Foreign Government and Government Agency Obligations - 4.3%
		Principal Amount (a)	Value ($)
Brazilian Federative Republic:
5.625% 2/21/47		140,000	116,882
10% 1/1/27	BRL	1,000,000	199,367
10% 1/1/33	BRL	1,000,000	189,053
Dominican Republic:
5.5% 2/22/29 (b)		250,000	233,458
6% 2/22/33 (b)		250,000	230,480
Japan Government 0.6% 12/20/23	JPY	55,100,000	379,529
United Mexican States:
7.75% 5/29/31	MXN	3,372,000	180,183
7.75% 11/13/42	MXN	3,581,000	178,946
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,754,150)			1,707,898

Fixed-Income Funds - 32.7%
	Shares	Value ($)
Fidelity Floating Rate Central Fund (e)	72,979	7,157,795
Fidelity High Income Central Fund (e)	23,343	2,393,318
Fidelity International Credit Central Fund (e)	44,789	3,427,248
TOTAL FIXED-INCOME FUNDS (Cost $13,924,490)		12,978,361

Preferred Securities - 1.1%
	Principal Amount (a)	Value ($)
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Enbridge, Inc. 5.75% 7/15/80 (c)	250,000	229,410
FINANCIALS - 0.5%
Banks - 0.5%
Bank of Nova Scotia 4.9% (c)(f)	240,000	224,191
TOTAL PREFERRED SECURITIES (Cost $516,717)		453,601

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (g) (Cost $137,020)	136,992	137,020

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $42,302,370)	39,589,883
NET OTHER ASSETS (LIABILITIES) - 0.3%	132,302
NET ASSETS - 100.0%	39,722,185

Currency Abbreviations
BRL	-	Brazilian real
JPY	-	Japanese yen
MXN	-	Mexican peso

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,455,987 or 8.7% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	2,250,044	15,638,593	17,751,617	51,228	-	-	137,020	0.0%
Fidelity Floating Rate Central Fund	6,441,145	2,598,926	1,970,000	498,927	(81,046)	168,770	7,157,795	0.5%
Fidelity High Income Central Fund	1,001,612	1,409,172	2	109,173	(143)	(17,321)	2,393,318	0.2%
Fidelity International Credit Central Fund	6,065,161	356,133	2,500,000	356,133	(431,543)	(62,503)	3,427,248	1.7%
Total	15,757,962	20,002,824	22,221,619	1,015,461	(512,732)	88,946	13,115,381

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	3,471,919	-	3,471,919	-

U.S. Government and Government Agency Obligations	18,374,111	-	18,374,111	-

Asset-Backed Securities	1,701,903	-	1,701,903	-

Commercial Mortgage Securities	597,583	-	597,583	-

Municipal Securities	167,487	-	167,487	-

Foreign Government and Government Agency Obligations	1,707,898	-	1,707,898	-

Fixed-Income Funds	12,978,361	12,978,361	-	-

Preferred Securities	453,601	-	453,601	-

Money Market Funds	137,020	137,020	-	-
Total Investments in Securities:	39,589,883	13,115,381	26,474,502	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $28,240,860)	$26,474,502
Fidelity Central Funds (cost $14,061,510)	13,115,381

Total Investment in Securities (cost $42,302,370)		$39,589,883
Foreign currency held at value (cost $5)		5
Receivable for fund shares sold		14,989
Interest receivable		289,722
Distributions receivable from Fidelity Central Funds		841
Prepaid expenses		57
Receivable from investment adviser for expense reductions		9,135
Total assets		39,904,632
Liabilities
Payable for fund shares redeemed	$66,285
Distributions payable	17,510
Accrued management fee	17,978
Distribution and service plan fees payable	3,286
Other affiliated payables	4,483
Audit fee payable	70,357
Other payables and accrued expenses	2,548
Total Liabilities		182,447
Net Assets		$39,722,185
Net Assets consist of:
Paid in capital		$43,685,546
Total accumulated earnings (loss)		(3,963,361)
Net Assets		$39,722,185

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($3,702,625 ÷ 423,629 shares)(a)		$8.74
Maximum offering price per share (100/96.00 of $8.74)		$9.10
Class M :
Net Asset Value and redemption price per share ($2,591,783 ÷ 296,532 shares)(a)		$8.74
Maximum offering price per share (100/96.00 of $8.74)		$9.10
Class C :
Net Asset Value and offering price per share ($2,361,755 ÷ 270,237 shares)(a)		$8.74
Fidelity Tactical Bond Fund :
Net Asset Value, offering price and redemption price per share ($17,403,050 ÷ 1,991,067 shares)		$8.74
Class I :
Net Asset Value, offering price and redemption price per share ($7,397,840 ÷ 846,382 shares)		$8.74
Class Z :
Net Asset Value, offering price and redemption price per share ($6,265,132 ÷ 716,757 shares)		$8.74
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$26,135
Interest		922,297
Income from Fidelity Central Funds		1,014,649
Total Income		1,963,081
Expenses
Management fee	$185,768
Transfer agent fees	31,622
Distribution and service plan fees	38,068
Accounting fees and expenses	13,998
Custodian fees and expenses	1,489
Independent trustees' fees and expenses	116
Registration fees	132,509
Audit	93,906
Legal	33
Miscellaneous	292
Total expenses before reductions	497,801
Expense reductions	(227,666)
Total expenses after reductions		270,135
Net Investment income (loss)		1,692,946
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(118,803)
Fidelity Central Funds	(512,732)
Forward foreign currency contracts	(56,590)
Foreign currency transactions	5,325
Capital gain distributions from Fidelity Central Funds	812
Total net realized gain (loss)		(681,988)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(968,545)
Fidelity Central Funds	88,946
Forward foreign currency contracts	(3,844)
Assets and liabilities in foreign currencies	20,525
Total change in net unrealized appreciation (depreciation)		(862,918)
Net gain (loss)		(1,544,906)
Net increase (decrease) in net assets resulting from operations		$148,040
Statement of Changes in Net Assets

	Year ended August 31, 2023	For the period February 10, 2022 (commencement of operations) through August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,692,946	$460,774
Net realized gain (loss)	(681,988)	(719,649)
Change in net unrealized appreciation (depreciation)	(862,918)	(1,849,708)
Net increase (decrease) in net assets resulting from operations	148,040	(2,108,583)
Distributions to shareholders	(1,640,372)	(362,461)

Share transactions - net increase (decrease)	12,336,907	31,348,654
Total increase (decrease) in net assets	10,844,575	28,877,610

Net Assets
Beginning of period	28,877,610	-
End of period	$39,722,185	$28,877,610

Financial Highlights
Fidelity Advisor® Tactical Bond Fund Class A

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.431	.144
Net realized and unrealized gain (loss)	(.412)	(.885)
Total from investment operations	.019	(.741)
Distributions from net investment income	(.429)	(.109)
Total distributions	(.429)	(.109)
Net asset value, end of period	$8.74	$9.15
Total Return D,E,F	.25%	(7.43)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.65%	1.97% I
Expenses net of fee waivers, if any	.95%	1.00% I
Expenses net of all reductions	.95%	1.00% I
Net investment income (loss)	4.87%	2.73% I
Supplemental Data
Net assets, end of period (000 omitted)	$3,703	$2,432
Portfolio turnover rate J	39%	96% I

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Tactical Bond Fund Class M

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.432	.144
Net realized and unrealized gain (loss)	(.413)	(.885)
Total from investment operations	.019	(.741)
Distributions from net investment income	(.429)	(.109)
Total distributions	(.429)	(.109)
Net asset value, end of period	$8.74	$9.15
Total Return D,E,F	.26%	(7.43)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.71%	1.97% I
Expenses net of fee waivers, if any	.95%	1.00% I
Expenses net of all reductions	.95%	1.00% I
Net investment income (loss)	4.87%	2.73% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,592	$2,511
Portfolio turnover rate J	39%	96% I

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Tactical Bond Fund Class C

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.14	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.365	.104
Net realized and unrealized gain (loss)	(.402)	(.893)
Total from investment operations	(.037)	(.789)
Distributions from net investment income	(.363)	(.071)
Total distributions	(.363)	(.071)
Net asset value, end of period	$8.74	$9.14
Total Return D,E,F	(.38)%	(7.90)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.46%	2.71% I
Expenses net of fee waivers, if any	1.70%	1.75% I
Expenses net of all reductions	1.70%	1.75% I
Net investment income (loss)	4.12%	1.98% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,362	$2,344
Portfolio turnover rate J	39%	96% I

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Tactical Bond Fund

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.454	.156
Net realized and unrealized gain (loss)	(.413)	(.884)
Total from investment operations	.041	(.728)
Distributions from net investment income	(.451)	(.122)
Total distributions	(.451)	(.122)
Net asset value, end of period	$8.74	$9.15
Total Return D,E	.51%	(7.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.36%	1.63% H
Expenses net of fee waivers, if any	.70%	.75% H
Expenses net of all reductions	.70%	.75% H
Net investment income (loss)	5.12%	2.98% H
Supplemental Data
Net assets, end of period (000 omitted)	$17,403	$16,048
Portfolio turnover rate I	39%	96% H

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Tactical Bond Fund Class I

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.449	.156
Net realized and unrealized gain (loss)	(.408)	(.884)
Total from investment operations	.041	(.728)
Distributions from net investment income	(.451)	(.122)
Total distributions	(.451)	(.122)
Net asset value, end of period	$8.74	$9.15
Total Return D,E	.50%	(7.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.30%	1.64% H
Expenses net of fee waivers, if any	.70%	.75% H
Expenses net of all reductions	.70%	.75% H
Net investment income (loss)	5.12%	2.98% H
Supplemental Data
Net assets, end of period (000 omitted)	$7,398	$2,924
Portfolio turnover rate I	39%	96% H

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns for periods of less than one year are not annualized.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Tactical Bond Fund Class Z

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.15	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.459	.161
Net realized and unrealized gain (loss)	(.410)	(.884)
Total from investment operations	.049	(.723)
Distributions from net investment income	(.459)	(.127)
Total distributions	(.459)	(.127)
Net asset value, end of period	$8.74	$9.15
Total Return D,E	.59%	(7.25)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.29%	1.62% H
Expenses net of fee waivers, if any	.61%	.66% H
Expenses net of all reductions	.61%	.66% H
Net investment income (loss)	5.21%	3.07% H
Supplemental Data
Net assets, end of period (000 omitted)	$6,265	$2,620
Portfolio turnover rate I	39%	96% H

AFor the period February 10, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns for periods of less than one year are not annualized.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Tactical Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Tactical Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	.03%
Fidelity International Credit Central Fund	Fidelity Management & Research Company LLC (FMR)
Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.
			Foreign Securities Forward Foreign Currency Contracts Futures Options Restricted Securities Swaps	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$103,609
Gross unrealized depreciation	$(2,797,302)
Net unrealized appreciation (depreciation)	$(2,693,693)
Tax Cost	$42,283,576

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$82,677
Capital loss carryforward	$(1,312,500)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,733,539)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,258,607)
Long-term	(53,893)
Total capital loss carryforward	$(1,312,500)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022A
Ordinary Income	$1,640,372	$362,461
A For the period February 10, 2022 through August 31, 2022.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Tactical Bond Fund	6,002,925	7,891,952
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. In September 2022 the Board approved a change in the individual fund fee rate from .50% to .45% effective October 1, 2022. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$8,184	$5,796
Class M	- %	.25%	6,380	5,751
Class C	.75%	.25%	23,504	22,873
			$38,068	$34,420

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$891

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$4,276.13
Class M	3,914.15
Class C	3,548.15
Fidelity Tactical Bond Fund	11,148.07
Class I	6,453.14
Class Z	2,283.05
	$31,622

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Tactical Bond Fund	.04

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Tactical Bond Fund	$60
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%/.95%A	$22,854
Class M	1.00%/.95%A	19,312
Class C	1.75%/1.70%A	17,835
Fidelity Tactical Bond Fund	.75%/.70%A	108,145
Class I	.75%/.70%A	27,090
Class Z	.66%/.61%A	31,070
		$226,306
A Expense limitation effective October 1, 2022.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $461.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $899.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2023	Year ended August 31, 2022A
Fidelity Tactical Bond Fund
Distributions to shareholders
Class A	$155,477	$28,599
Class M	122,587	29,281
Class C	95,955	17,846
Fidelity Tactical Bond Fund	821,788	190,476
Class I	214,851	63,990
Class Z	229,714	32,269
Total	$1,640,372	$362,461
A For the period February 10, 2022 (commencement of operations) through August 31, 2022.
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2023	Year ended August 31, 2022A	Year ended August 31, 2023	Year ended August 31, 2022A
Fidelity Tactical Bond Fund
Class A
Shares sold	201,447	267,406	$1,780,217	$2,665,959
Reinvestment of distributions	17,538	3,059	155,229	28,599
Shares redeemed	(61,309)	(4,512)	(541,213)	(42,144)
Net increase (decrease)	157,676	265,953	$1,394,233	$2,652,414
Class M
Shares sold	22,872	271,401	$206,484	$2,706,943
Reinvestment of distributions	13,851	3,131	122,571	29,281
Shares redeemed	(14,723)	-	(128,600)	-
Net increase (decrease)	22,000	274,532	$200,455	$2,736,224
Class C
Shares sold	7,249	254,415	$64,385	$2,541,585
Reinvestment of distributions	10,844	1,914	95,946	17,846
Shares redeemed	(4,175)	(10)	(37,288)	(92)
Net increase (decrease)	13,918	256,319	$123,043	$2,559,339
Fidelity Tactical Bond Fund
Shares sold	579,340	1,813,635	$5,158,976	$17,855,558
Reinvestment of distributions	88,859	19,973	786,429	186,588
Shares redeemed	(431,854)	(78,886)	(3,830,568)	(737,945)
Net increase (decrease)	236,345	1,754,722	$2,114,837	$17,304,201
Class I
Shares sold	617,643	913,955	$5,482,124	$8,816,450
Reinvestment of distributions	24,078	3,680	213,103	34,370
Shares redeemed	(115,024)	(597,950)	(1,021,985)	(5,590,738)
Net increase (decrease)	526,697	319,685	$4,673,242	$3,260,082
Class Z
Shares sold	447,644	284,036	$3,986,404	$2,813,700
Reinvestment of distributions	14,480	3,412	128,164	31,948
Shares redeemed	(31,794)	(1,021)	(283,471)	(9,254)
Net increase (decrease)	430,330	286,427	$3,831,097	$2,836,394
A For the period February 10, 2022 (commencement of operations) through August 31, 2022.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Tactical Bond Fund	58%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Tactical Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Tactical Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from February 10, 2022 (commencement of operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from February 10, 2022 (commencement of operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023
Fidelity® Tactical Bond Fund
Class A	.95%
Actual		$ 1,000	$ 1,006.60	$ 4.80
Hypothetical-B		$ 1,000	$ 1,020.42	$ 4.84
Class M	.95%
Actual		$ 1,000	$ 1,006.60	$ 4.80
Hypothetical-B		$ 1,000	$ 1,020.42	$ 4.84
Class C	1.70%
Actual		$ 1,000	$ 1,002.80	$ 8.58
Hypothetical-B		$ 1,000	$ 1,016.64	$ 8.64
Fidelity® Tactical Bond Fund	.70%
Actual		$ 1,000	$ 1,007.90	$ 3.54
Hypothetical-B		$ 1,000	$ 1,021.68	$ 3.57
Class I	.70%
Actual		$ 1,000	$ 1,007.90	$ 3.54
Hypothetical-B		$ 1,000	$ 1,021.68	$ 3.57
Class Z	.61%
Actual		$ 1,000	$ 1,008.30	$ 3.09
Hypothetical-B		$ 1,000	$ 1,022.13	$ 3.11

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 21.20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $575,351 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $1,438,162 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9904496.101
TBF-ANN-1023
Fidelity® Series Sustainable Investment Grade Bond Fund

Annual Report
August 31, 2023

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (1.4)%*

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (1.4)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 30.4%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 1.2%
TELUS Corp. 3.4% 5/13/32	25,000	21,051
Verizon Communications, Inc. 5.05% 5/9/33	48,000	46,575
		67,626
Entertainment - 0.4%
The Walt Disney Co. 2.65% 1/13/31	27,000	23,131
Media - 0.8%
Magallanes, Inc.:
4.279% 3/15/32	26,000	22,943
5.141% 3/15/52	27,000	21,522
		44,465
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc.:
3.2% 3/15/27	12,000	11,093
4.55% 3/15/52	14,000	10,848
		21,941
TOTAL COMMUNICATION SERVICES		157,163
CONSUMER DISCRETIONARY - 2.1%
Automobiles - 0.1%
General Motors Co. 5.4% 10/15/29	8,000	7,734
Specialty Retail - 1.6%
Lowe's Companies, Inc.:
3.75% 4/1/32	25,000	22,399
4.25% 4/1/52	25,000	19,777
The Home Depot, Inc. 3.25% 4/15/32	25,000	22,214
TJX Companies, Inc. 3.875% 4/15/30	23,000	21,696
		86,086
Textiles, Apparel & Luxury Goods - 0.4%
Tapestry, Inc. 3.05% 3/15/32	27,000	20,770
TOTAL CONSUMER DISCRETIONARY		114,590
CONSUMER STAPLES - 1.1%
Consumer Staples Distribution & Retail - 0.3%
Alimentation Couche-Tard, Inc. 3.625% 5/13/51 (b)	29,000	19,100
Food Products - 0.8%
General Mills, Inc. 2.25% 10/14/31	55,000	44,437
TOTAL CONSUMER STAPLES		63,537
FINANCIALS - 9.4%
Banks - 4.7%
Bank of America Corp.:
2.456% 10/22/25 (c)	60,000	57,672
5.015% 7/22/33 (c)	43,000	41,386
Citigroup, Inc. 2.014% 1/25/26 (c)	68,000	64,330
JPMorgan Chase & Co.:
0.768% 8/9/25 (c)	50,000	47,502
4.912% 7/25/33 (c)	43,000	41,355
Santander Holdings U.S.A., Inc.:
5.807% 9/9/26 (c)	7,000	6,935
6.499% 3/9/29 (c)	5,000	4,971
		264,151
Capital Markets - 2.6%
Goldman Sachs Group, Inc.:
3.102% 2/24/33 (c)	21,000	17,467
3.615% 3/15/28 (c)	25,000	23,376
Morgan Stanley:
0.864% 10/21/25 (c)	67,000	63,047
4.889% 7/20/33 (c)	21,000	19,893
State Street Corp. 3.031% 11/1/34 (c)	25,000	21,490
		145,273
Consumer Finance - 0.4%
Ally Financial, Inc. 2.2% 11/2/28	27,000	21,781
Insurance - 1.7%
Equitable Financial Life Global Funding 1.3% 7/12/26 (b)	53,000	46,448
Marsh & McLennan Companies, Inc. 2.375% 12/15/31	57,000	46,340
		92,788
TOTAL FINANCIALS		523,993
HEALTH CARE - 2.8%
Biotechnology - 0.8%
Amgen, Inc. 3% 2/22/29	50,000	45,211
Health Care Providers & Services - 1.0%
Cigna Group 3.4% 3/15/51	28,000	19,592
Humana, Inc. 3.7% 3/23/29	37,000	34,256
		53,848
Pharmaceuticals - 1.0%
AstraZeneca Finance LLC 1.75% 5/28/28	27,000	23,431
Bristol-Myers Squibb Co. 2.95% 3/15/32	13,000	11,268
Zoetis, Inc. 2% 5/15/30	27,000	22,226
		56,925
TOTAL HEALTH CARE		155,984
INDUSTRIALS - 1.8%
Building Products - 0.4%
Carrier Global Corp. 2.493% 2/15/27	25,000	22,711
Industrial Conglomerates - 0.4%
Honeywell International, Inc. 1.75% 9/1/31	27,000	21,468
Machinery - 1.0%
Ingersoll-Rand Luxembourg Finance SA 3.8% 3/21/29	35,000	32,663
Otis Worldwide Corp. 2.565% 2/15/30	27,000	23,090
		55,753
TOTAL INDUSTRIALS		99,932
INFORMATION TECHNOLOGY - 1.2%
Electronic Equipment, Instruments & Components - 0.4%
Dell International LLC/EMC Corp. 6.2% 7/15/30	21,000	21,611
Semiconductors & Semiconductor Equipment - 0.8%
Micron Technology, Inc. 2.703% 4/15/32	27,000	21,308
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.5% 5/11/31	27,000	21,731
		43,039
TOTAL INFORMATION TECHNOLOGY		64,650
MATERIALS - 0.4%
Chemicals - 0.4%
International Flavors & Fragrances, Inc. 2.3% 11/1/30 (b)	28,000	21,725
REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 2.8%
Alexandria Real Estate Equities, Inc. 2% 5/18/32	42,000	31,843
Boston Properties, Inc. 2.45% 10/1/33	47,000	33,272
Corporate Office Properties LP 2% 1/15/29	29,000	22,836
Prologis LP 2.875% 11/15/29	38,000	33,283
WP Carey, Inc. 2.45% 2/1/32	42,000	32,706
		153,940
Real Estate Management & Development - 0.4%
CBRE Group, Inc. 2.5% 4/1/31	27,000	21,685
TOTAL REAL ESTATE		175,625
UTILITIES - 5.6%
Electric Utilities - 2.1%
Duke Energy Carolinas LLC 3.95% 11/15/28	33,000	31,425
Northern States Power Co. 2.25% 4/1/31	40,000	33,097
Oncor Electric Delivery Co. LLC 4.15% 6/1/32	25,000	23,290
Wisconsin Electric Power Co. 4.75% 9/30/32	31,000	30,286
		118,098
Independent Power and Renewable Electricity Producers - 1.1%
The AES Corp.:
1.375% 1/15/26	27,000	24,285
2.45% 1/15/31	44,000	34,937
		59,222
Multi-Utilities - 2.4%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30	37,000	33,363
Dominion Energy, Inc. 2.25% 8/15/31	42,000	33,454
NiSource, Inc. 1.7% 2/15/31	44,000	33,984
Puget Energy, Inc. 4.224% 3/15/32	36,000	31,721
		132,522
TOTAL UTILITIES		309,842
TOTAL NONCONVERTIBLE BONDS (Cost $1,736,536)		1,687,041

U.S. Treasury Obligations - 44.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
3.625% 2/15/53	335,000	301,814
3.875% 2/15/43	180,000	167,484
4.125% 8/15/53	17,000	16,772
U.S. Treasury Notes:
3.375% 5/15/33	175,000	164,855
3.5% 4/30/28	560,000	541,251
3.5% 4/30/30	260,000	249,275
3.5% 2/15/33	180,000	171,422
3.625% 5/15/26	300,000	292,525
3.75% 5/31/30	210,000	204,332
4% 6/30/28	60,000	59,283
4% 7/31/30	105,000	103,753
4.125% 7/31/28	175,000	173,975
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,544,453)		2,446,741

U.S. Government Agency - Mortgage Securities - 22.4%
	Principal Amount (a)	Value ($)
Freddie Mac - 0.4%
3% 5/1/51	25,007	21,700
Ginnie Mae - 4.3%
2% 9/1/53 (d)	50,000	41,250
2% 9/1/53 (d)	50,000	41,250
2% 10/1/53 (d)	50,000	41,293
4% 9/1/53 (d)	50,000	46,594
4% 9/1/53 (d)	50,000	46,594
5% 9/1/53 (d)	25,000	24,327
TOTAL GINNIE MAE		241,308
Uniform Mortgage Backed Securities - 17.7%
2% 9/1/38 (d)	125,000	109,628
2% 9/1/53 (d)	50,000	39,803
2% 9/1/53 (d)	50,000	39,803
2% 9/1/53 (d)	50,000	39,803
2% 9/1/53 (d)	50,000	39,803
2% 9/1/53 (d)	25,000	19,902
2% 9/1/53 (d)	50,000	39,803
2% 9/1/53 (d)	25,000	19,902
2% 10/1/53 (d)	50,000	39,860
2% 10/1/53 (d)	50,000	39,860
2% 10/1/53 (d)	50,000	39,860
2.5% 9/1/53 (d)	100,000	82,879
2.5% 9/1/53 (d)	50,000	41,439
2.5% 9/1/53 (d)	50,000	41,439
3% 9/1/53 (d)	50,000	43,076
3% 9/1/53 (d)	75,000	64,614
4% 9/1/53 (d)	75,000	69,234
4% 9/1/53 (d)	25,000	23,078
4% 9/1/53 (d)	25,000	23,078
5.5% 9/1/53 (d)	50,000	49,391
5.5% 9/1/53 (d)	50,000	49,391
5.5% 9/1/53 (d)	25,000	24,695
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		980,341
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,250,769)		1,243,349

Asset-Backed Securities - 4.5%
	Principal Amount (a)	Value ($)
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 6.7196% 7/16/34 (b)(c)(e) (Cost $244,101)	250,000	247,650

Money Market Funds - 20.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (f) (Cost $1,123,189)	1,122,964	1,123,189

TOTAL INVESTMENT IN SECURITIES - 121.6% (Cost $6,899,048)	6,747,970
NET OTHER ASSETS (LIABILITIES) - (21.6)%	(1,200,164)
NET ASSETS - 100.0%	5,547,806

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/53	(50,000)	(41,251)

Uniform Mortgage Backed Securities
2% 9/1/53	(50,000)	(39,803)
2% 9/1/53	(50,000)	(39,803)
2% 9/1/53	(50,000)	(39,803)
2% 9/1/53	(50,000)	(39,803)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(159,212)

TOTAL TBA SALE COMMITMENTS (Proceeds $198,300)		(200,463)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $334,923 or 6.0% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	-	3,956,904	2,833,715	22,136	-	-	1,123,189	0.0%
Total	-	3,956,904	2,833,715	22,136	-	-	1,123,189

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,687,041	-	1,687,041	-

U.S. Government and Government Agency Obligations	2,446,741	-	2,446,741	-

U.S. Government Agency - Mortgage Securities	1,243,349	-	1,243,349	-

Asset-Backed Securities	247,650	-	247,650	-

Money Market Funds	1,123,189	1,123,189	-	-
Total Investments in Securities:	6,747,970	1,123,189	5,624,781	-
Other Financial Instruments:

TBA Sale Commitments	(200,463)	-	(200,463)	-
Total Other Financial Instruments:	(200,463)	-	(200,463)	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $5,775,859)	$5,624,781
Fidelity Central Funds (cost $1,123,189)	1,123,189

Total Investment in Securities (cost $6,899,048)		$6,747,970
Cash		4,905
Receivable for TBA sale commitments		198,300
Receivable for fund shares sold		867
Interest receivable		37,997
Distributions receivable from Fidelity Central Funds		5,043
Total assets		6,995,082
Liabilities
Payable for investments purchased
Regular delivery	$16,828
Delayed delivery	1,228,884
TBA sale commitments, at value	200,463
Payable for fund shares redeemed	495
Other payables and accrued expenses	606
Total Liabilities		1,447,276
Net Assets		$5,547,806
Net Assets consist of:
Paid in capital		$5,740,302
Total accumulated earnings (loss)		(192,496)
Net Assets		$5,547,806
Net Asset Value, offering price and redemption price per share ($5,547,806 ÷ 575,326 shares)		$9.64

Statement of Operations
		For the period May 11, 2023 (commencement of operations) through August 31, 2023
Investment Income
Interest		$53,160
Income from Fidelity Central Funds		22,136
Total Income		75,296
Expenses
Custodian fees and expenses	$434
Independent trustees' fees and expenses	3
Miscellaneous	6
Total expenses before reductions	443
Expense reductions	(391)
Total expenses after reductions		52
Net Investment income (loss)		75,244
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(39,430)
Total net realized gain (loss)		(39,430)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(151,078)
TBA Sale commitments	(2,163)
Total change in net unrealized appreciation (depreciation)		(153,241)
Net gain (loss)		(192,671)
Net increase (decrease) in net assets resulting from operations		$(117,427)
Statement of Changes in Net Assets

For the period May 11, 2023 (commencement of operations) through August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$75,244
Net realized gain (loss)	(39,430)
Change in net unrealized appreciation (depreciation)	(153,241)
Net increase (decrease) in net assets resulting from operations	(117,427)
Distributions to shareholders	(75,069)

Share transactions
Proceeds from sales of shares	5,790,485
Reinvestment of distributions	75,069
Cost of shares redeemed	(125,252)

Net increase (decrease) in net assets resulting from share transactions	5,740,302
Total increase (decrease) in net assets	5,547,806

Net Assets
Beginning of period	-
End of period	$5,547,806

Other Information
Shares
Sold	580,584
Issued in reinvestment of distributions	7,705
Redeemed	(12,963)
Net increase (decrease)	575,326

Financial Highlights
Fidelity® Series Sustainable Investment Grade Bond Fund

Years ended August 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.138
Net realized and unrealized gain (loss)	(.360)
Total from investment operations	(.222)
Distributions from net investment income	(.138)
Total distributions	(.138)
Net asset value, end of period	$9.64
Total Return D,E	(2.22)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.03% H,I
Expenses net of fee waivers, if any	-% H
Expenses net of all reductions	-% H
Net investment income (loss)	4.61% H
Supplemental Data
Net assets, end of period (000 omitted)	$5,548
Portfolio turnover rate J	128% K

AFor the period May 11, 2023 (commencement of operations) through August 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IProxy expenses are not annualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Series Sustainable Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,324
Gross unrealized depreciation	(161,565)
Net unrealized appreciation (depreciation)	$(153,241)
Tax Cost	$6,899,048

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$175
Capital loss carryforward	$(39,430)
Net unrealized appreciation (depreciation) on securities and other investments	$(153,241)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(39,430)
Total capital loss carryforward	$(39,430)

The tax character of distributions paid was as follows:

August 31, 2023
Ordinary Income	$75,069 A

A For the period May 11, 2023 (commencement of operations) through August 31, 2023.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Sustainable Investment Grade Bond Fund	8,212,156	5,427,712

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

6. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through December 31, 2026. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $391.

7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Series Sustainable Investment Grade Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Sustainable Investment Grade Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 11, 2023 (commencement of operations) through August 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 11, 2023 (commencement of operations) through August 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 16, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 11, 2023 to August 31, 2023). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value	Ending Account Value August 31, 2023	Expenses Paid During Period

Fidelity® Series Sustainable Investment Grade Bond Fund	-%-E
Actual		$ 1,000	$ 977.80	$-C, F
Hypothetical-B		$ 1,000	$ 1,025.21	$-D, F

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 113 / 365 (to reflect the period May 11, 2023 to August 31, 2023).

D   Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

E   Amount represents less than .005%.

F   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 31.25% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $66,638 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Sustainable Investment Grade Bond Fund

At its January 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy, and the purpose of Series funds generally. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered the nature, extent, quality, and cost of advisory and administrative services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.
Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also considered the fact that it oversees funds managed by FMR that have similar investment objectives and policies as the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund will not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, with certain exceptions. The Board also noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, fees and expenses of the Independent Trustees, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.003% through December 31, 2026.
Based on its review, the Board considered that the fund will not pay a management fee and concluded that the fund's projected total expense ratio was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data were available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. The Board also noted that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund are not relevant to approval of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, with certain exceptions. In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider Fidelity's profits in respect of all the Fidelity funds.
Economies of Scale. The Board concluded that because the fund will pay no advisory fees and FMR will bear all expenses of the fund, with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to approve the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that the fund is offered exclusively to other Fidelity funds and Fidelity managed 529 plans and collective investment trusts, which use the fund to gain exposure to a specific type of investment. The Board also noted that those Fidelity funds investing in the fund will benefit from investing in one centralized fund as the fund may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds' fixed income allocations.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

1.9908952.100
SGB-ANN-1023
Fidelity® Sustainability Bond Index Fund

Annual Report
August 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Sustainability Bond Index Fund	-1.23%	0.40%	0.53%

A   From June 19, 2018
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainability Bond Index Fund, on June 19, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund returned -1.23% versus the -1.16% return of the benchmark, the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Differences in the way fund holdings and index components were priced modestly detracted from relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Given the large number of securities in the index and the significant costs associated with full replication of the index, we construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the index. Exposures include duration, key rate durations, credit quality, sector and issuer allocation and other factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.2)%*
Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.2)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 25.7%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.:
1.65% 2/1/28	650,000	555,759
2.75% 6/1/31	150,000	123,922
3.5% 6/1/41	50,000	36,672
3.5% 9/15/53	321,000	211,284
3.55% 9/15/55	254,000	165,778
3.65% 9/15/59	125,000	80,896
3.85% 6/1/60	115,000	78,418
4.65% 6/1/44	20,000	16,594
5.15% 3/15/42	60,000	53,427
Bell Canada 3.65% 8/15/52	50,000	35,753
British Telecommunications PLC 9.625% 12/15/30	55,000	66,977
Orange SA 5.5% 2/6/44	60,000	58,573
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	150,000	142,774
7.045% 6/20/36	106,000	112,943
TELUS Corp. 3.4% 5/13/32	50,000	42,101
Verizon Communications, Inc.:
0.85% 11/20/25	135,000	122,430
1.5% 9/18/30	400,000	312,525
2.355% 3/15/32	201,000	158,979
2.65% 11/20/40	70,000	46,741
2.85% 9/3/41	170,000	116,078
2.987% 10/30/56	123,000	73,501
3.55% 3/22/51	140,000	98,126
4% 3/22/50	38,000	29,108
4.016% 12/3/29	200,000	185,940
4.75% 11/1/41	189,000	169,815
		3,095,114
Entertainment - 0.2%
The Walt Disney Co.:
2% 9/1/29	50,000	42,392
2.65% 1/13/31	50,000	42,835
3.35% 3/24/25	100,000	97,033
3.6% 1/13/51	20,000	15,050
3.8% 3/22/30	80,000	74,912
4.7% 3/23/50	20,000	18,257
6.2% 12/15/34	225,000	243,960
		534,439
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	50,000	45,889
1.1% 8/15/30	60,000	48,084
1.9% 8/15/40	60,000	40,265
2.05% 8/15/50	60,000	35,915
Baidu, Inc. 4.125% 6/30/25	200,000	193,816
		363,969
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.5% 6/1/41	80,000	53,021
3.9% 6/1/52	220,000	140,771
4.4% 4/1/33	285,000	250,943
5.5% 4/1/63	175,000	137,479
Comcast Corp.:
1.5% 2/15/31	300,000	234,731
1.95% 1/15/31	180,000	145,541
2.45% 8/15/52	100,000	58,524
2.65% 2/1/30	100,000	86,959
2.937% 11/1/56	190,000	118,233
2.987% 11/1/63	95,000	57,433
3.25% 11/1/39	40,000	30,804
3.4% 4/1/30	30,000	27,358
3.45% 2/1/50	100,000	72,983
3.75% 4/1/40	10,000	8,225
4.55% 1/15/29	80,000	78,418
4.65% 7/15/42	50,000	44,646
4.95% 10/15/58	50,000	46,042
5.35% 5/15/53	80,000	78,286
Discovery Communications LLC:
3.625% 5/15/30	69,000	60,601
4% 9/15/55	120,000	78,262
4.65% 5/15/50	70,000	52,176
5.3% 5/15/49	20,000	16,311
Fox Corp. 4.709% 1/25/29	210,000	202,583
Grupo Televisa SA de CV 6.625% 1/15/40	60,000	61,151
Magallanes, Inc.:
3.755% 3/15/27	50,000	46,896
4.279% 3/15/32	73,000	64,418
5.141% 3/15/52	68,000	54,203
5.391% 3/15/62	125,000	99,209
Paramount Global:
4.2% 5/19/32	60,000	49,984
4.95% 1/15/31	100,000	89,198
4.95% 5/19/50	90,000	65,954
Time Warner Cable LLC 7.3% 7/1/38	95,000	96,240
TWDC Enterprises 18 Corp. 4.125% 12/1/41	55,000	46,607
		2,754,190
Wireless Telecommunication Services - 0.5%
Rogers Communications, Inc.:
4.3% 2/15/48	100,000	74,958
4.55% 3/15/52	90,000	69,737
T-Mobile U.S.A., Inc.:
3.5% 4/15/25	530,000	512,353
3.6% 11/15/60	75,000	50,227
3.875% 4/15/30	230,000	209,927
4.5% 4/15/50	62,000	51,213
5.05% 7/15/33	100,000	96,494
5.2% 1/15/33	130,000	127,392
5.65% 1/15/53	65,000	63,404
Vodafone Group PLC:
4.125% 5/30/25	120,000	117,269
4.375% 5/30/28	25,000	24,544
5% 5/30/38	43,000	39,991
5.125% 6/19/59	60,000	51,093
5.25% 5/30/48	20,000	18,069
6.15% 2/27/37	50,000	51,223
		1,557,894
TOTAL COMMUNICATION SERVICES		8,305,606
CONSUMER DISCRETIONARY - 1.8%
Automobile Components - 0.0%
Lear Corp. 3.5% 5/30/30	50,000	43,665
Automobiles - 0.4%
American Honda Finance Corp.:
1.2% 7/8/25	360,000	333,764
5.125% 7/7/28	40,000	40,027
General Motors Co.:
5.2% 4/1/45	120,000	99,164
5.6% 10/15/32	50,000	48,126
General Motors Financial Co., Inc.:
1.25% 1/8/26	555,000	499,272
2.4% 4/10/28	80,000	69,155
2.7% 8/20/27	145,000	128,951
5.65% 1/17/29	80,000	78,635
Toyota Motor Corp. 2.358% 7/2/24	60,000	58,413
		1,355,507
Broadline Retail - 0.5%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	200,000	160,120
3.4% 12/6/27	285,000	264,523
Amazon.com, Inc.:
1% 5/12/26	193,000	174,414
2.1% 5/12/31	193,000	160,043
2.875% 5/12/41	185,000	138,779
3.1% 5/12/51	193,000	137,848
3.15% 8/22/27	240,000	225,682
3.6% 4/13/32	200,000	184,034
4.25% 8/22/57	50,000	43,297
eBay, Inc.:
1.4% 5/10/26	118,000	106,370
2.7% 3/11/30	50,000	42,687
		1,637,797
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.3% 2/21/48	62,000	50,870
Hotels, Restaurants & Leisure - 0.3%
Expedia, Inc. 3.8% 2/15/28	100,000	93,206
Marriott International, Inc. 3.5% 10/15/32	80,000	67,970
McDonald's Corp.:
3.3% 7/1/25	11,000	10,624
3.5% 7/1/27	20,000	18,983
3.6% 7/1/30	165,000	151,802
3.7% 1/30/26	155,000	149,896
4.2% 4/1/50	18,000	14,945
4.45% 9/1/48	64,000	55,719
6.3% 3/1/38	60,000	65,371
Starbucks Corp.:
2% 3/12/27	170,000	153,330
2.55% 11/15/30	100,000	84,820
3.8% 8/15/25	50,000	48,623
4.5% 11/15/48	32,000	27,422
		942,711
Leisure Products - 0.0%
Hasbro, Inc. 3.9% 11/19/29	65,000	58,941
Specialty Retail - 0.5%
Advance Auto Parts, Inc. 5.95% 3/9/28	41,000	40,545
AutoNation, Inc. 4.75% 6/1/30	50,000	46,568
AutoZone, Inc.:
3.75% 6/1/27	50,000	47,549
4.5% 2/1/28	55,000	53,515
Lowe's Companies, Inc.:
1.7% 10/15/30	100,000	79,399
2.625% 4/1/31	50,000	41,908
2.8% 9/15/41	90,000	61,815
3% 10/15/50	60,000	38,069
3.1% 5/3/27	34,000	31,665
4.05% 5/3/47	62,000	48,479
4.45% 4/1/62	50,000	38,994
4.5% 4/15/30	50,000	48,179
5% 4/15/33	75,000	73,277
5.125% 4/15/50	20,000	18,174
5.75% 7/1/53	20,000	19,769
O'Reilly Automotive, Inc. 4.2% 4/1/30	60,000	56,259
The Home Depot, Inc.:
2.375% 3/15/51	113,000	67,289
2.95% 6/15/29	280,000	254,297
3.3% 4/15/40	200,000	157,624
4.2% 4/1/43	50,000	43,592
4.5% 9/15/32	50,000	48,832
4.5% 12/6/48	70,000	62,555
TJX Companies, Inc. 1.6% 5/15/31	125,000	100,432
		1,478,785
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	13,000	12,438
2.85% 3/27/30	80,000	71,416
3.25% 3/27/40	55,000	44,295
3.375% 3/27/50	20,000	15,442
		143,591
TOTAL CONSUMER DISCRETIONARY		5,711,867
CONSUMER STAPLES - 1.2%
Beverages - 0.3%
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	90,000	68,359
4.597% 5/25/28	110,000	107,448
PepsiCo, Inc.:
1.4% 2/25/31	200,000	159,004
1.625% 5/1/30	83,000	68,284
2.375% 10/6/26	220,000	206,153
3.6% 8/13/42	105,000	86,918
The Coca-Cola Co.:
1.45% 6/1/27	20,000	17,857
1.65% 6/1/30	10,000	8,240
2.25% 1/5/32	205,000	172,046
2.5% 6/1/40	10,000	7,227
2.6% 6/1/50	10,000	6,653
2.75% 6/1/60	70,000	45,501
3.45% 3/25/30	60,000	55,802
4.2% 3/25/50	50,000	45,000
		1,054,492
Consumer Staples Distribution & Retail - 0.4%
Costco Wholesale Corp. 1.375% 6/20/27	370,000	327,104
Dollar General Corp. 5% 11/1/32	60,000	57,131
Dollar Tree, Inc. 4.2% 5/15/28	50,000	47,447
Kroger Co.:
1.7% 1/15/31	100,000	77,688
4.65% 1/15/48	30,000	25,635
5% 4/15/42	50,000	44,635
Sysco Corp.:
3.3% 2/15/50	50,000	34,272
4.5% 4/1/46	50,000	41,107
5.95% 4/1/30	53,000	54,890
Target Corp.:
2.95% 1/15/52	65,000	43,429
3.9% 11/15/47	25,000	20,400
4% 7/1/42	50,000	43,423
Walgreens Boots Alliance, Inc. 3.2% 4/15/30	135,000	114,540
Walmart, Inc.:
2.5% 9/22/41	205,000	146,314
3.3% 4/22/24	120,000	118,327
3.9% 4/15/28	50,000	48,470
4.05% 6/29/48	130,000	114,347
4.1% 4/15/33	50,000	47,648
		1,406,807
Food Products - 0.3%
Archer Daniels Midland Co. 4.016% 4/16/43	75,000	61,912
Campbell Soup Co. 3.95% 3/15/25	100,000	97,339
Conagra Brands, Inc.:
4.3% 5/1/24	30,000	29,663
4.85% 11/1/28	55,000	53,541
5.4% 11/1/48	22,000	20,025
7% 10/1/28	50,000	53,251
General Mills, Inc.:
2.875% 4/15/30	13,000	11,358
3% 2/1/51	50,000	33,663
4.2% 4/17/28	60,000	57,537
Kellogg Co. 4.3% 5/15/28	50,000	48,105
Kraft Heinz Foods Co. 5.5% 6/1/50	195,000	188,290
Mondelez International, Inc. 2.625% 9/4/50	50,000	31,320
Tyson Foods, Inc.:
4% 3/1/26	40,000	38,668
4.875% 8/15/34	55,000	52,322
5.1% 9/28/48	40,000	34,724
Unilever Capital Corp. 1.75% 8/12/31	135,000	107,998
		919,716
Household Products - 0.1%
Colgate-Palmolive Co. 4.6% 3/1/33	50,000	50,020
Kimberly-Clark Corp.:
1.05% 9/15/27	53,000	45,764
2.875% 2/7/50	55,000	38,036
3.1% 3/26/30	7,000	6,322
Procter & Gamble Co.:
3% 3/25/30	36,000	32,895
3.6% 3/25/50	180,000	147,804
		320,841
Personal Care Products - 0.1%
Estee Lauder Companies, Inc. 1.95% 3/15/31	75,000	60,525
Kenvue, Inc.:
4.9% 3/22/33 (b)	32,000	31,822
5.05% 3/22/28 (b)	32,000	32,085
5.05% 3/22/53 (b)	32,000	31,335
		155,767
TOTAL CONSUMER STAPLES		3,857,623
ENERGY - 1.0%
Energy Equipment & Services - 0.1%
Baker Hughes Co. 3.337% 12/15/27	150,000	139,102
Halliburton Co.:
2.92% 3/1/30	80,000	69,760
5% 11/15/45	86,000	77,405
		286,267
Oil, Gas & Consumable Fuels - 0.9%
Enbridge Energy Partners LP 7.5% 4/15/38	50,000	55,122
Enbridge, Inc. 3.4% 8/1/51	80,000	53,628
Energy Transfer LP 4.95% 5/15/28	55,000	53,430
Enterprise Products Operating LP:
3.3% 2/15/53	250,000	170,955
5.35% 1/31/33	150,000	150,835
7.55% 4/15/38	55,000	62,981
Kinder Morgan, Inc. 5.2% 6/1/33	30,000	28,737
Magellan Midstream Partners LP 4.85% 2/1/49	50,000	40,499
Marathon Petroleum Corp. 4.75% 9/15/44	88,000	72,980
MPLX LP:
4.5% 4/15/38	48,000	40,666
4.875% 12/1/24	152,000	150,021
4.9% 4/15/58	50,000	39,759
5% 3/1/33	100,000	94,393
5.5% 2/15/49	50,000	44,551
ONEOK Partners LP 6.65% 10/1/36	50,000	51,607
ONEOK, Inc.:
5.65% 11/1/28	20,000	20,029
6.35% 1/15/31	187,000	192,209
6.625% 9/1/53	30,000	30,256
Phillips 66 Co.:
4.65% 11/15/34	65,000	60,989
5.3% 6/30/33	60,000	59,394
5.875% 5/1/42	54,000	55,072
Plains All American Pipeline LP/PAA Finance Corp. 3.55% 12/15/29	140,000	123,080
Sabine Pass Liquefaction LLC 5% 3/15/27	160,000	157,293
Targa Resources Corp. 4.95% 4/15/52	60,000	48,696
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5% 1/15/28	125,000	120,284
The Williams Companies, Inc.:
3.75% 6/15/27	26,000	24,474
5.4% 3/2/26	100,000	99,841
5.65% 3/15/33	50,000	50,278
TransCanada PipeLines Ltd.:
4.1% 4/15/30	300,000	274,810
4.625% 3/1/34	50,000	45,228
5% 10/16/43	50,000	43,301
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	20,000	17,628
3.95% 5/15/50	50,000	37,351
4.45% 8/1/42	105,000	87,344
Valero Energy Corp.:
2.15% 9/15/27	125,000	111,307
3.4% 9/15/26	50,000	47,325
4% 4/1/29	155,000	146,241
Western Gas Partners LP:
4.05% 2/1/30	50,000	44,600
5.45% 4/1/44	50,000	42,003
		3,049,197
TOTAL ENERGY		3,335,464
FINANCIALS - 10.4%
Banks - 6.3%
Banco Santander SA:
U.S. TREASURY 1 YEAR INDEX + 0.450% 5.742% 6/30/24 (c)(d)	400,000	398,769
1.849% 3/25/26	200,000	180,626
Bank of America Corp.:
0.981% 9/25/25 (c)	600,000	567,813
1.734% 7/22/27 (c)	43,000	38,476
2.087% 6/14/29 (c)	310,000	264,493
2.651% 3/11/32 (c)	80,000	65,394
2.676% 6/19/41 (c)	420,000	289,209
2.687% 4/22/32 (c)	43,000	35,183
2.831% 10/24/51 (c)	50,000	32,053
3.194% 7/23/30 (c)	180,000	158,026
3.458% 3/15/25 (c)	120,000	118,291
3.846% 3/8/37 (c)	180,000	152,497
3.974% 2/7/30 (c)	35,000	32,224
4.083% 3/20/51 (c)	130,000	104,471
4.183% 11/25/27	95,000	90,171
4.244% 4/24/38 (c)	75,000	65,357
4.271% 7/23/29 (c)	60,000	56,623
4.33% 3/15/50 (c)	50,000	42,355
4.376% 4/27/28 (c)	100,000	95,990
4.75% 4/21/45	55,000	49,344
5.202% 4/25/29 (c)	50,000	49,244
5.288% 4/25/34 (c)	40,000	39,032
5.875% 2/7/42	135,000	139,801
6.204% 11/10/28 (c)	350,000	358,046
Bank of Montreal:
3.088% 1/10/37 (c)	50,000	38,574
4.338% 10/5/28 (c)	170,000	169,720
5.2% 12/12/24	80,000	79,550
Bank of Nova Scotia:
2.45% 2/2/32	60,000	48,615
2.7% 8/3/26	65,000	60,352
4.5% 12/16/25	85,000	82,409
4.85% 2/1/30	30,000	29,042
Barclays PLC:
2.852% 5/7/26 (c)	200,000	189,024
3.33% 11/24/42 (c)	200,000	136,866
3.932% 5/7/25 (c)	200,000	197,076
4.836% 5/9/28	215,000	199,227
5.829% 5/9/27 (c)	200,000	198,166
BB&T Corp. 3.875% 3/19/29	80,000	71,503
Canadian Imperial Bank of Commerce 3.6% 4/7/32	64,000	57,000
Citigroup, Inc.:
2.976% 11/5/30 (c)	290,000	249,390
3.106% 4/8/26 (c)	110,000	105,271
3.2% 10/21/26	191,000	178,126
3.52% 10/27/28 (c)	190,000	175,346
3.785% 3/17/33 (c)	190,000	165,191
3.875% 3/26/25	430,000	416,536
4.125% 7/25/28	154,000	143,581
4.65% 7/30/45	42,000	36,172
4.65% 7/23/48	115,000	99,816
5.875% 1/30/42	65,000	65,951
6.625% 6/15/32	60,000	62,637
8.125% 7/15/39	85,000	105,843
Fifth Third Bancorp:
3.95% 3/14/28	100,000	92,695
6.361% 10/27/28 (c)	70,000	70,558
HSBC Holdings PLC:
2.804% 5/24/32 (c)	40,000	31,949
4.041% 3/13/28 (c)	211,000	198,168
4.292% 9/12/26 (c)	850,000	819,878
4.755% 6/9/28 (c)	200,000	191,842
6.161% 3/9/29 (c)	200,000	201,354
6.8% 6/1/38	100,000	100,357
7.625% 5/17/32	110,000	116,479
HSBC U.S.A., Inc. 3.5% 6/23/24	100,000	98,159
Huntington Bancshares, Inc.:
2.55% 2/4/30	55,000	44,909
6.208% 8/21/29 (c)	30,000	30,197
ING Groep NV 3.95% 3/29/27	260,000	246,632
Japan Bank International Cooperation:
1.25% 1/21/31	262,000	205,436
2.5% 5/23/24	600,000	586,461
JPMorgan Chase & Co.:
0.653% 9/16/24 (c)	1,200,000	1,197,552
0.969% 6/23/25 (c)	180,000	172,542
1.47% 9/22/27 (c)	170,000	150,162
2.069% 6/1/29 (c)	150,000	128,658
2.083% 4/22/26 (c)	20,000	18,812
2.525% 11/19/41 (c)	110,000	74,175
2.545% 11/8/32 (c)	180,000	145,412
2.956% 5/13/31 (c)	50,000	42,501
3.328% 4/22/52 (c)	80,000	56,209
4.203% 7/23/29 (c)	30,000	28,336
4.323% 4/26/28 (c)	170,000	163,465
4.452% 12/5/29 (c)	185,000	176,354
4.493% 3/24/31 (c)	200,000	189,581
4.586% 4/26/33 (c)	170,000	158,975
4.912% 7/25/33 (c)	125,000	120,218
4.95% 6/1/45	92,000	84,561
6.4% 5/15/38	86,000	94,714
KeyCorp:
4.1% 4/30/28	55,000	49,447
4.789% 6/1/33 (c)	50,000	43,145
Lloyds Banking Group PLC:
4.45% 5/8/25	200,000	195,009
4.65% 3/24/26	221,000	213,352
5.871% 3/6/29 (c)	200,000	198,461
M&T Bank Corp. 5.053% 1/27/34 (c)	35,000	31,828
Mitsubishi UFJ Financial Group, Inc.:
1.538% 7/20/27 (c)	200,000	178,298
2.048% 7/17/30	210,000	168,963
2.801% 7/18/24	200,000	194,684
3.741% 3/7/29	180,000	166,595
4.286% 7/26/38	73,000	64,579
Mizuho Financial Group, Inc.:
2.226% 5/25/26 (c)	400,000	373,992
5.778% 7/6/29 (c)	220,000	220,357
NatWest Group PLC 5.847% 3/2/27 (c)	200,000	198,813
Oesterreichische Kontrollbank AG 0.375% 9/17/25	42,000	38,310
PNC Financial Services Group, Inc.:
1.15% 8/13/26	203,000	179,997
2.2% 11/1/24	80,000	76,781
4.626% 6/6/33 (c)	85,000	76,961
5.939% 8/18/34 (c)	50,000	50,574
6.037% 10/28/33 (c)	50,000	50,793
Rabobank Nederland 5.25% 5/24/41	54,000	54,977
Royal Bank of Canada:
0.75% 10/7/24	50,000	47,400
2.3% 11/3/31	55,000	44,226
2.55% 7/16/24	100,000	97,304
3.625% 5/4/27	60,000	56,565
4.9% 1/12/28	220,000	216,792
Santander Holdings U.S.A., Inc.:
4.4% 7/13/27	73,000	69,120
6.565% 6/12/29 (c)	30,000	29,868
Santander UK Group Holdings PLC 1.089% 3/15/25 (c)	200,000	193,884
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	200,000	185,162
2.142% 9/23/30	64,000	50,606
2.174% 1/14/27	270,000	242,172
2.348% 1/15/25	200,000	190,904
5.52% 1/13/28	250,000	249,905
The Toronto-Dominion Bank:
3.2% 3/10/32	95,000	80,930
3.625% 9/15/31 (c)	75,000	70,016
Truist Financial Corp.:
1.2% 8/5/25	200,000	183,501
1.267% 3/2/27 (c)	53,000	47,332
4.873% 1/26/29 (c)	35,000	33,578
5.867% 6/8/34 (c)	30,000	29,725
6.123% 10/28/33 (c)	50,000	50,308
U.S. Bancorp:
1.375% 7/22/30	380,000	288,120
3.9% 4/26/28	94,000	88,219
Wachovia Corp. 5.5% 8/1/35	60,000	57,916
Wells Fargo & Co.:
4.54% 8/15/26 (c)	1,000,000	976,474
4.897% 7/25/33 (c)	425,000	399,898
4.9% 11/17/45	280,000	240,380
5.389% 4/24/34 (c)	170,000	165,581
5.574% 7/25/29 (c)	50,000	49,793
Westpac Banking Corp.:
1.953% 11/20/28	50,000	43,007
2.894% 2/4/30 (c)	100,000	94,439
3.35% 3/8/27	115,000	108,485
4.11% 7/24/34 (c)	200,000	175,213
		20,504,512
Capital Markets - 2.0%
Ameriprise Financial, Inc. 3% 4/2/25	50,000	48,081
Bank of New York Mellon Corp.:
1.8% 7/28/31	47,000	36,945
4.414% 7/24/26 (c)	200,000	195,520
5.834% 10/25/33 (c)	100,000	102,493
BlackRock, Inc. 3.2% 3/15/27	150,000	142,421
Charles Schwab Corp.:
1.65% 3/11/31	50,000	38,272
2% 3/20/28	115,000	99,083
2.9% 3/3/32	55,000	45,433
6.136% 8/24/34 (c)	30,000	30,513
CI Financial Corp. 3.2% 12/17/30	55,000	42,426
CME Group, Inc. 2.65% 3/15/32	90,000	75,472
Credit Suisse AG 3.625% 9/9/24	285,000	277,220
Credit Suisse U.S.A., Inc. 7.125% 7/15/32	50,000	55,792
Deutsche Bank AG 4.1% 1/13/26	85,000	81,086
Deutsche Bank AG London Branch 3.7% 5/30/24	85,000	83,338
Deutsche Bank AG New York Branch:
2.311% 11/16/27 (c)	150,000	131,515
3.7% 5/30/24	100,000	98,040
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (c)	230,000	213,349
1.093% 12/9/26 (c)	100,000	89,762
1.948% 10/21/27 (c)	260,000	231,378
2.383% 7/21/32 (c)	100,000	79,045
2.615% 4/22/32 (c)	65,000	52,595
3.436% 2/24/43 (c)	135,000	99,386
3.691% 6/5/28 (c)	260,000	243,400
4.017% 10/31/38 (c)	155,000	128,889
4.411% 4/23/39 (c)	90,000	77,966
6.25% 2/1/41	75,000	79,231
6.75% 10/1/37	180,000	190,829
Intercontinental Exchange, Inc.:
1.85% 9/15/32	140,000	106,266
2.65% 9/15/40	225,000	156,479
3.75% 9/21/28	20,000	18,874
Jefferies Financial Group, Inc.:
4.15% 1/23/30	60,000	54,036
4.85% 1/15/27	50,000	48,609
Moody's Corp.:
4.25% 2/1/29	110,000	105,924
4.875% 12/17/48	40,000	36,365
Morgan Stanley:
1.512% 7/20/27 (c)	70,000	62,148
1.593% 5/4/27 (c)	60,000	53,828
1.794% 2/13/32 (c)	195,000	149,956
2.239% 7/21/32 (c)	70,000	55,064
2.484% 9/16/36 (c)	55,000	41,479
2.699% 1/22/31 (c)	360,000	303,003
3.217% 4/22/42 (c)	175,000	128,898
3.625% 1/20/27	268,000	253,221
3.772% 1/24/29 (c)	510,000	473,041
5.123% 2/1/29 (c)	100,000	98,013
5.164% 4/20/29 (c)	200,000	196,166
5.297% 4/20/37 (c)	95,000	88,428
5.597% 3/24/51 (c)	50,000	50,323
NASDAQ, Inc.:
1.65% 1/15/31	55,000	43,061
5.35% 6/28/28	30,000	30,012
5.95% 8/15/53	8,000	7,967
Nomura Holdings, Inc.:
1.653% 7/14/26	215,000	190,569
6.07% 7/12/28	200,000	200,782
Northern Trust Corp.:
1.95% 5/1/30	50,000	41,188
3.375% 5/8/32 (c)	30,000	26,799
S&P Global, Inc.:
2.3% 8/15/60	85,000	46,133
3.25% 12/1/49	50,000	35,848
4.75% 8/1/28	70,000	69,264
State Street Corp.:
1.684% 11/18/27 (c)	210,000	188,475
2.623% 2/7/33 (c)	60,000	49,217
		6,478,916
Consumer Finance - 0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.45% 10/29/26	150,000	134,962
3.4% 10/29/33	150,000	118,918
3.5% 1/15/25	150,000	144,856
Ally Financial, Inc.:
5.125% 9/30/24	250,000	246,144
5.8% 5/1/25	50,000	49,250
8% 11/1/31	65,000	67,208
American Express Co.:
2.5% 7/30/24	124,000	120,424
3.4% 2/22/24	80,000	79,182
3.95% 8/1/25	120,000	116,434
4.05% 12/3/42	70,000	59,431
Capital One Financial Corp.:
2.636% 3/3/26 (c)	80,000	75,609
3.273% 3/1/30 (c)	80,000	68,656
3.75% 7/28/26	85,000	79,478
3.8% 1/31/28	160,000	146,713
5.468% 2/1/29 (c)	45,000	43,653
6.377% 6/8/34 (c)	30,000	29,633
Discover Financial Services 4.5% 1/30/26	102,000	97,982
John Deere Capital Corp.:
3.35% 6/12/24	140,000	137,657
3.45% 3/7/29	60,000	55,831
4.9% 3/3/28	60,000	60,196
Synchrony Financial:
4.25% 8/15/24	105,000	102,272
4.5% 7/23/25	68,000	64,884
Toyota Motor Credit Corp.:
2.4% 1/13/32	70,000	57,905
3% 4/1/25	330,000	318,508
4.625% 1/12/28	145,000	143,473
		2,619,259
Financial Services - 0.6%
Aon Corp. / Aon Global Holdings PLC 2.85% 5/28/27	50,000	46,031
Brixmor Operating Partnership LP:
2.25% 4/1/28	50,000	42,488
4.05% 7/1/30	12,000	10,841
4.125% 5/15/29	9,000	8,187
Corebridge Financial, Inc. 3.9% 4/5/32	125,000	109,299
DH Europe Finance II SARL:
2.2% 11/15/24	30,000	28,858
2.6% 11/15/29	20,000	17,631
3.4% 11/15/49	20,000	14,934
Equitable Holdings, Inc.:
4.35% 4/20/28	100,000	94,616
5% 4/20/48	16,000	13,459
Fidelity National Information Services, Inc.:
1.15% 3/1/26	68,000	61,194
2.25% 3/1/31	50,000	40,362
Fiserv, Inc.:
3.5% 7/1/29	40,000	36,507
4.4% 7/1/49	120,000	98,084
Global Payments, Inc.:
1.2% 3/1/26	122,000	109,130
4.15% 8/15/49	50,000	36,626
KfW 0% 4/18/36	125,000	71,879
Landwirtschaftliche Rentenbank:
2.5% 11/15/27	230,000	212,799
3.125% 11/14/23	30,000	29,865
MasterCard, Inc.:
2.95% 3/15/51	50,000	35,002
3.3% 3/26/27	13,000	12,375
3.35% 3/26/30	18,000	16,537
3.85% 3/26/50	65,000	53,989
National Rural Utilities Cooperative Finance Corp.:
4.15% 12/15/32	100,000	91,361
5.8% 1/15/33	30,000	30,966
PayPal Holdings, Inc.:
1.65% 6/1/25	20,000	18,737
2.3% 6/1/30	50,000	42,008
5.25% 6/1/62	55,000	52,327
The Western Union Co. 2.85% 1/10/25	20,000	19,164
Visa, Inc.:
1.9% 4/15/27	43,000	38,959
2.05% 4/15/30	70,000	59,399
2.7% 4/15/40	50,000	37,237
2.75% 9/15/27	205,000	190,137
4.3% 12/14/45	65,000	58,763
Voya Financial, Inc. 3.65% 6/15/26	60,000	56,668
		1,896,419
Insurance - 0.7%
ACE INA Holdings, Inc.:
1.375% 9/15/30	50,000	39,352
3.05% 12/15/61	50,000	32,385
3.35% 5/3/26	144,000	138,035
Allstate Corp. 1.45% 12/15/30	230,000	176,362
American International Group, Inc.:
4.375% 6/30/50	50,000	41,433
4.5% 7/16/44	127,000	107,195
5.75% 4/1/48 (c)	60,000	56,655
Aon Corp. 4.5% 12/15/28	50,000	48,373
Aon PLC 4.75% 5/15/45	68,000	59,160
Arch Capital Finance LLC 4.011% 12/15/26	170,000	162,224
Arthur J. Gallagher & Co. 5.75% 3/2/53	25,000	24,493
Athene Holding Ltd. 6.15% 4/3/30	65,000	65,637
Brighthouse Financial, Inc. 3.85% 12/22/51	50,000	31,405
Brown & Brown, Inc. 4.5% 3/15/29	65,000	60,998
Hartford Financial Services Group, Inc. 2.8% 8/19/29	135,000	118,145
Lincoln National Corp.:
3.8% 3/1/28	76,000	69,552
4.375% 6/15/50	80,000	57,211
Marsh & McLennan Companies, Inc.:
2.9% 12/15/51	50,000	32,373
4.75% 3/15/39	55,000	50,888
4.9% 3/15/49	33,000	30,264
MetLife, Inc.:
4.125% 8/13/42	60,000	49,735
4.55% 3/23/30	200,000	194,436
5.375% 7/15/33	75,000	74,660
Principal Financial Group, Inc. 6.05% 10/15/36	50,000	51,292
Progressive Corp.:
3% 3/15/32	65,000	56,484
4.125% 4/15/47	50,000	41,540
4.2% 3/15/48	10,000	8,386
Prudential Financial, Inc.:
3.7% 10/1/50 (c)	55,000	46,805
4.35% 2/25/50	140,000	116,382
5.7% 9/15/48 (c)	50,000	47,342
The Travelers Companies, Inc. 5.35% 11/1/40	125,000	124,267
Unum Group 4% 6/15/29	30,000	27,498
Willis Group North America, Inc. 2.95% 9/15/29	93,000	80,624
		2,321,591
TOTAL FINANCIALS		33,820,697
HEALTH CARE - 3.0%
Biotechnology - 0.6%
AbbVie, Inc.:
2.6% 11/21/24	10,000	9,648
2.95% 11/21/26	10,000	9,361
3.2% 11/21/29	20,000	18,027
3.6% 5/14/25	180,000	174,563
4.05% 11/21/39	10,000	8,571
4.25% 11/21/49	310,000	261,069
4.7% 5/14/45	50,000	44,966
4.875% 11/14/48	120,000	110,785
Amgen, Inc.:
2.8% 8/15/41	200,000	137,948
3.15% 2/21/40	105,000	78,339
3.375% 2/21/50	30,000	20,991
4.2% 3/1/33	100,000	92,065
4.4% 5/1/45	178,000	149,773
4.875% 3/1/53	40,000	35,498
5.15% 3/2/28	270,000	269,718
5.25% 3/2/33	60,000	59,688
5.6% 3/2/43	80,000	78,498
5.65% 3/2/53	50,000	49,567
Baxalta, Inc. 5.25% 6/23/45	135,000	126,576
Biogen, Inc. 3.25% 2/15/51	67,000	44,588
Gilead Sciences, Inc.:
2.6% 10/1/40	100,000	69,863
2.8% 10/1/50	110,000	70,789
3.65% 3/1/26	175,000	168,376
4.8% 4/1/44	52,000	47,834
		2,137,101
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories 5.3% 5/27/40	140,000	143,531
Baxter International, Inc.:
1.915% 2/1/27	60,000	53,384
2.539% 2/1/32	100,000	80,270
Becton, Dickinson & Co.:
2.823% 5/20/30	140,000	121,070
3.363% 6/6/24	25,000	24,526
Boston Scientific Corp. 2.65% 6/1/30	161,000	138,230
GE Healthcare Holding LLC 5.905% 11/22/32	100,000	102,553
Medtronic, Inc. 4.375% 3/15/35	157,000	148,567
Stryker Corp. 2.9% 6/15/50	60,000	40,002
Zimmer Biomet Holdings, Inc. 2.6% 11/24/31	60,000	48,877
		901,010
Health Care Providers & Services - 1.2%
Aetna, Inc. 4.75% 3/15/44	40,000	34,448
Centene Corp.:
2.625% 8/1/31	70,000	55,687
3.375% 2/15/30	140,000	119,812
4.25% 12/15/27	90,000	84,187
Cigna Group:
1.25% 3/15/26	85,000	76,803
2.375% 3/15/31	100,000	82,292
4.125% 11/15/25	12,000	11,693
4.375% 10/15/28	100,000	96,304
4.8% 8/15/38	69,000	63,605
4.8% 7/15/46	120,000	106,544
4.9% 12/15/48	19,000	16,943
CVS Health Corp.:
2.7% 8/21/40	310,000	208,197
4.25% 4/1/50	60,000	47,400
4.3% 3/25/28	250,000	240,115
4.78% 3/25/38	42,000	37,613
4.875% 7/20/35	60,000	55,825
5.05% 3/25/48	60,000	52,627
5.625% 2/21/53	60,000	56,783
6% 6/1/63	50,000	48,974
Elevance Health, Inc.:
2.375% 1/15/25	190,000	181,670
3.125% 5/15/50	50,000	33,854
3.65% 12/1/27	240,000	226,217
3.7% 9/15/49	10,000	7,450
4.101% 3/1/28	100,000	95,764
4.65% 1/15/43	65,000	57,756
HCA Holdings, Inc.:
3.625% 3/15/32	100,000	86,007
4.125% 6/15/29	289,000	266,951
4.375% 3/15/42	50,000	40,100
5.5% 6/15/47	50,000	45,521
Humana, Inc.:
3.125% 8/15/29	50,000	44,446
4.875% 4/1/30	114,000	110,554
Sabra Health Care LP 5.125% 8/15/26	30,000	29,024
UnitedHealth Group, Inc.:
1.25% 1/15/26	25,000	22,869
2% 5/15/30	80,000	66,742
2.3% 5/15/31	286,000	239,067
2.375% 8/15/24	50,000	48,563
2.9% 5/15/50	36,000	23,908
3.05% 5/15/41	115,000	85,874
3.7% 8/15/49	20,000	15,527
4.25% 1/15/29	30,000	29,099
4.375% 3/15/42	55,000	48,657
5.05% 4/15/53	110,000	104,999
5.8% 3/15/36	50,000	52,979
6.05% 2/15/63	50,000	54,467
6.625% 11/15/37	50,000	56,501
6.875% 2/15/38	185,000	215,184
		3,785,602
Life Sciences Tools & Services - 0.1%
Danaher Corp. 2.6% 10/1/50	80,000	51,051
Revvity, Inc. 2.25% 9/15/31	30,000	23,620
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	150,000	131,601
5.086% 8/10/33	40,000	40,205
		246,477
Pharmaceuticals - 0.8%
AstraZeneca Finance LLC:
1.2% 5/28/26	90,000	81,249
2.25% 5/28/31	90,000	74,877
4.875% 3/3/33	100,000	100,030
AstraZeneca PLC 4.375% 8/17/48	66,000	59,087
Bristol-Myers Squibb Co.:
2.35% 11/13/40	160,000	108,105
3.4% 7/26/29	16,000	14,820
3.55% 3/15/42	50,000	39,788
3.9% 3/15/62	50,000	37,891
4.125% 6/15/39	50,000	44,159
4.55% 2/20/48	55,000	48,743
Eli Lilly & Co.:
2.25% 5/15/50	70,000	43,206
4.875% 2/27/53	50,000	49,175
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	62,000	70,537
GSK Consumer Healthcare Capital U.S. LLC 3.375% 3/24/27	250,000	235,053
Johnson & Johnson:
0.55% 9/1/25	60,000	54,928
1.3% 9/1/30	60,000	48,641
2.1% 9/1/40	60,000	41,087
2.45% 9/1/60	60,000	36,834
3.5% 1/15/48	145,000	118,154
Merck & Co., Inc.:
2.45% 6/24/50	180,000	111,872
2.9% 12/10/61	100,000	62,807
4.5% 5/17/33	125,000	121,827
4.9% 5/17/44	50,000	48,516
Mylan NV 5.2% 4/15/48	83,000	64,593
Novartis Capital Corp. 3.7% 9/21/42	110,000	90,733
Pfizer Investment Enterprises:
4.45% 5/19/28	150,000	147,156
4.65% 5/19/30	64,000	63,000
4.75% 5/19/33	100,000	98,405
5.11% 5/19/43	60,000	58,399
5.3% 5/19/53	77,000	77,028
Pfizer, Inc. 2.55% 5/28/40	345,000	247,244
Viatris, Inc. 2.3% 6/22/27	105,000	91,816
Zoetis, Inc. 3% 5/15/50	70,000	47,595
		2,637,355
TOTAL HEALTH CARE		9,707,545
INDUSTRIALS - 1.3%
Air Freight & Logistics - 0.1%
FedEx Corp.:
3.25% 4/1/26	152,000	145,179
4.1% 4/15/43	50,000	39,569
4.4% 1/15/47	50,000	41,120
4.95% 10/17/48	78,000	69,771
United Parcel Service, Inc.:
3.75% 11/15/47	58,000	46,909
5.3% 4/1/50	110,000	111,632
		454,180
Building Products - 0.2%
Carrier Global Corp.:
2.242% 2/15/25	620,000	589,770
3.377% 4/5/40	50,000	37,581
Johnson Controls International PLC 5.125% 9/14/45	50,000	45,984
Masco Corp.:
2% 2/15/31	29,000	22,896
3.125% 2/15/51	14,000	8,597
Owens Corning 3.95% 8/15/29	90,000	83,720
		788,548
Commercial Services & Supplies - 0.1%
Republic Services, Inc. 1.75% 2/15/32	200,000	154,752
Waste Management, Inc.:
2% 6/1/29	55,000	46,594
2.5% 11/15/50	70,000	42,897
		244,243
Electrical Equipment - 0.0%
Emerson Electric Co. 2.8% 12/21/51	70,000	45,360
Regal Rexnord Corp. 6.4% 4/15/33 (b)	50,000	49,531
		94,891
Ground Transportation - 0.4%
Canadian National Railway Co.:
2.45% 5/1/50	40,000	24,483
2.75% 3/1/26	141,000	133,203
Canadian Pacific Railway Co.:
1.75% 12/2/26	130,000	116,825
2.45% 12/2/31	130,000	115,312
3.5% 5/1/50	50,000	36,773
4.8% 8/1/45	60,000	53,731
CSX Corp.:
2.5% 5/15/51	115,000	69,801
3.35% 9/15/49	70,000	49,650
4.5% 3/15/49	70,000	60,518
Norfolk Southern Corp.:
2.9% 6/15/26	100,000	94,237
3.155% 5/15/55	195,000	128,556
Union Pacific Corp.:
2.891% 4/6/36	70,000	55,284
3.2% 5/20/41	45,000	34,286
3.6% 9/15/37	145,000	121,281
3.839% 3/20/60	132,000	101,106
4.95% 5/15/53	70,000	67,223
		1,262,269
Industrial Conglomerates - 0.1%
3M Co.:
2.375% 8/26/29	86,000	74,115
2.65% 4/15/25	8,000	7,632
3.05% 4/15/30	7,000	6,255
3.125% 9/19/46	50,000	33,838
3.7% 4/15/50	8,000	6,137
4% 9/14/48	50,000	40,644
General Electric Co. 5.875% 1/14/38	75,000	78,797
		247,418
Machinery - 0.3%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	40,000	39,947
1.1% 9/14/27	40,000	34,598
2.4% 8/9/26	140,000	130,393
Caterpillar, Inc.:
3.25% 9/19/49	50,000	37,688
5.2% 5/27/41	105,000	106,246
Cummins, Inc. 2.6% 9/1/50	50,000	30,967
Deere & Co. 2.875% 9/7/49	130,000	94,143
Eaton Corp.:
4% 11/2/32	50,000	46,778
4.15% 3/15/33	70,000	65,999
Illinois Tool Works, Inc. 2.65% 11/15/26	50,000	46,821
Otis Worldwide Corp. 3.112% 2/15/40	50,000	37,579
Parker Hannifin Corp.:
2.7% 6/14/24	60,000	58,565
4.2% 11/21/34	75,000	67,952
Stanley Black & Decker, Inc.:
2.75% 11/15/50	60,000	34,914
3% 5/15/32	50,000	42,046
Westinghouse Air Brake Tech Co. 4.4% 3/15/24	50,000	49,461
		924,097
Passenger Airlines - 0.0%
Southwest Airlines Co. 2.625% 2/10/30	60,000	50,686
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
1.875% 8/15/26	60,000	53,688
2.875% 1/15/26	50,000	46,734
3% 2/1/30	55,000	46,205
4.625% 10/1/28	52,000	48,991
		195,618
TOTAL INDUSTRIALS		4,261,950
INFORMATION TECHNOLOGY - 2.3%
Communications Equipment - 0.0%
Cisco Systems, Inc. 5.5% 1/15/40	135,000	140,100
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp. 4.35% 6/1/29	50,000	48,136
Corning, Inc. 5.35% 11/15/48	20,000	18,800
Dell International LLC/EMC Corp.:
4% 7/15/24	144,000	141,798
4.9% 10/1/26	30,000	29,463
5.3% 10/1/29	80,000	78,986
8.1% 7/15/36	40,000	45,955
8.35% 7/15/46	134,000	164,345
		527,483
IT Services - 0.1%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26	60,000	54,388
IBM Corp.:
2.85% 5/15/40	135,000	96,055
2.95% 5/15/50	100,000	64,241
3.45% 2/19/26	166,000	159,227
		373,911
Semiconductors & Semiconductor Equipment - 0.7%
Analog Devices, Inc.:
2.8% 10/1/41	50,000	35,507
2.95% 10/1/51	50,000	33,602
Applied Materials, Inc. 4.35% 4/1/47	76,000	68,631
Broadcom, Inc.:
3.419% 4/15/33 (b)	185,000	153,296
3.469% 4/15/34 (b)	400,000	326,843
4.11% 9/15/28	60,000	56,453
Intel Corp.:
2.45% 11/15/29	50,000	43,420
3.7% 7/29/25	140,000	136,048
4.6% 3/25/40	100,000	90,962
4.75% 3/25/50	150,000	131,783
4.875% 2/10/28	50,000	49,702
4.9% 8/5/52	50,000	45,063
5.2% 2/10/33	70,000	69,943
5.7% 2/10/53	70,000	69,321
5.9% 2/10/63	70,000	70,362
Lam Research Corp. 2.875% 6/15/50	50,000	33,403
Micron Technology, Inc.:
3.366% 11/1/41	55,000	38,122
5.375% 4/15/28	60,000	58,985
NVIDIA Corp. 2% 6/15/31	215,000	178,117
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.65% 2/15/32	80,000	63,796
4.3% 6/18/29	125,000	116,730
Qualcomm, Inc.:
4.3% 5/20/47	55,000	47,583
4.65% 5/20/35	145,000	142,407
Teledyne FLIR LLC 2.5% 8/1/30	55,000	45,384
Texas Instruments, Inc. 5.05% 5/18/63	60,000	57,485
		2,162,948
Software - 0.9%
Microsoft Corp.:
2.4% 8/8/26	540,000	506,480
2.525% 6/1/50	180,000	118,989
2.921% 3/17/52	276,000	195,720
3.3% 2/6/27	350,000	336,381
Oracle Corp.:
2.5% 4/1/25	60,000	57,128
2.65% 7/15/26	242,000	224,761
2.95% 4/1/30	80,000	69,345
3.6% 4/1/40	50,000	37,840
3.6% 4/1/50	310,000	214,261
3.85% 4/1/60	260,000	176,702
4.125% 5/15/45	50,000	38,648
4.375% 5/15/55	50,000	38,415
5.55% 2/6/53	90,000	83,663
5.8% 11/10/25	160,000	161,556
6.25% 11/9/32	70,000	73,267
Roper Technologies, Inc.:
1% 9/15/25	30,000	27,478
1.4% 9/15/27	30,000	25,973
1.75% 2/15/31	30,000	23,548
2% 6/30/30	110,000	89,666
Salesforce, Inc.:
1.95% 7/15/31	195,000	158,894
2.7% 7/15/41	50,000	35,704
VMware, Inc.:
1.4% 8/15/26	97,000	86,011
4.7% 5/15/30	70,000	65,975
		2,846,405
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.:
0.55% 8/20/25	200,000	183,719
0.7% 2/8/26	160,000	144,842
1.25% 8/20/30	200,000	160,891
1.7% 8/5/31	52,000	42,315
2.375% 2/8/41	160,000	114,350
2.8% 2/8/61	155,000	100,099
2.85% 5/11/24	50,000	49,119
2.85% 8/5/61	51,000	33,201
2.95% 9/11/49	90,000	64,208
3% 11/13/27	195,000	183,086
3.85% 5/4/43	177,000	153,503
4% 5/10/28	100,000	97,733
4.3% 5/10/33	50,000	49,079
HP, Inc. 6% 9/15/41	170,000	167,410
		1,543,555
TOTAL INFORMATION TECHNOLOGY		7,594,402
MATERIALS - 0.5%
Chemicals - 0.4%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	50,000	46,379
2.05% 5/15/30	20,000	16,881
2.8% 5/15/50	20,000	13,641
CF Industries Holdings, Inc. 5.15% 3/15/34	50,000	47,200
DuPont de Nemours, Inc.:
4.725% 11/15/28	20,000	19,733
5.419% 11/15/48	62,000	60,022
Ecolab, Inc.:
1.3% 1/30/31	125,000	97,311
2.125% 2/1/32	50,000	40,709
LYB International Finance BV 5.25% 7/15/43	50,000	44,363
LYB International Finance II BV 3.5% 3/2/27	90,000	84,869
LYB International Finance III LLC:
3.375% 10/1/40	50,000	35,935
3.625% 4/1/51	50,000	33,701
Nutrien Ltd.:
3.95% 5/13/50	100,000	74,753
4.2% 4/1/29	6,000	5,643
5% 4/1/49	11,000	9,573
Sherwin-Williams Co.:
3.45% 6/1/27	300,000	282,758
4.5% 6/1/47	54,000	46,038
The Dow Chemical Co.:
2.1% 11/15/30	100,000	81,526
4.25% 10/1/34	55,000	49,577
4.8% 5/15/49	40,000	34,092
5.55% 11/30/48	30,000	28,611
Westlake Corp. 3.125% 8/15/51	50,000	30,716
		1,184,031
Construction Materials - 0.0%
Martin Marietta Materials, Inc.:
2.4% 7/15/31	55,000	44,490
2.5% 3/15/30	60,000	50,415
		94,905
Containers & Packaging - 0.0%
International Paper Co.:
4.35% 8/15/48	30,000	24,604
7.3% 11/15/39	50,000	56,009
WRKCo, Inc. 4% 3/15/28	100,000	93,488
		174,101
Metals & Mining - 0.1%
Freeport-McMoRan, Inc. 5.45% 3/15/43	85,000	76,291
Newmont Corp.:
2.8% 10/1/29	70,000	60,429
5.45% 6/9/44	50,000	47,486
Rio Tinto Finance (U.S.A.) Ltd. 5.2% 11/2/40	50,000	49,106
Rio Tinto Finance (U.S.A.) PLC 4.125% 8/21/42	50,000	42,779
		276,091
Paper & Forest Products - 0.0%
Suzano Austria GmbH 3.125% 1/15/32	50,000	39,376
TOTAL MATERIALS		1,768,504
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Alexandria Real Estate Equities, Inc.:
2.95% 3/15/34	75,000	59,358
3% 5/18/51	100,000	60,391
American Homes 4 Rent LP 4.9% 2/15/29	75,000	72,159
American Tower Corp.:
1.3% 9/15/25	40,000	36,687
2.1% 6/15/30	60,000	47,871
3.1% 6/15/50	60,000	37,438
3.55% 7/15/27	100,000	92,725
3.6% 1/15/28	110,000	101,524
AvalonBay Communities, Inc. 2.05% 1/15/32	105,000	84,152
Boston Properties, Inc.:
2.75% 10/1/26	40,000	36,068
3.25% 1/30/31	107,000	87,106
Corporate Office Properties LP 2.75% 4/15/31	40,000	30,829
Crown Castle International Corp.:
1.35% 7/15/25	23,000	21,230
2.25% 1/15/31	145,000	116,417
3.25% 1/15/51	47,000	30,508
EPR Properties 4.5% 6/1/27	50,000	45,035
ERP Operating LP 4.5% 7/1/44	50,000	42,498
Federal Realty OP LP 3.5% 6/1/30	50,000	43,700
Healthpeak OP, LLC 2.875% 1/15/31	210,000	175,611
Hudson Pacific Properties LP 5.95% 2/15/28	30,000	25,368
Kilroy Realty LP 3.05% 2/15/30	50,000	39,907
Kimco Realty Op LLC:
1.9% 3/1/28	110,000	93,151
2.8% 10/1/26	150,000	137,953
NNN (REIT), Inc. 3% 4/15/52	50,000	30,291
Omega Healthcare Investors, Inc. 3.375% 2/1/31	40,000	32,308
Prologis LP:
1.625% 3/15/31	100,000	77,734
1.75% 2/1/31	100,000	78,887
4.625% 1/15/33	50,000	47,968
Realty Income Corp.:
2.85% 12/15/32	105,000	85,100
4.125% 10/15/26	75,000	72,481
4.9% 7/15/33	50,000	47,478
Regency Centers LP 3.7% 6/15/30	50,000	44,818
Simon Property Group LP:
2.2% 2/1/31	100,000	79,666
2.65% 7/15/30	50,000	42,169
3.375% 12/1/27	125,000	115,648
4.75% 3/15/42	55,000	46,704
Sun Communities Operating LP 2.7% 7/15/31	40,000	31,759
UDR, Inc. 2.1% 6/15/33	35,000	25,705
Ventas Realty LP 4.875% 4/15/49	80,000	65,433
VICI Properties LP 5.625% 5/15/52	55,000	48,390
Welltower OP LLC:
2.7% 2/15/27	120,000	110,071
4.95% 9/1/48	36,000	31,338
Weyerhaeuser Co. 4% 11/15/29	75,000	69,211
		2,700,845
Real Estate Management & Development - 0.1%
Digital Realty Trust LP:
3.7% 8/15/27	26,000	24,224
5.55% 1/15/28	35,000	34,904
Essex Portfolio LP 2.65% 3/15/32	70,000	55,760
Mid-America Apartments LP 4.2% 6/15/28	75,000	71,296
		186,184
TOTAL REAL ESTATE		2,887,029
UTILITIES - 0.7%
Electric Utilities - 0.4%
AEP Texas, Inc. 3.8% 10/1/47	45,000	32,528
Baltimore Gas & Electric Co. 3.5% 8/15/46	50,000	36,601
CenterPoint Energy Houston Electric LLC 3.35% 4/1/51	90,000	64,500
Commonwealth Edison Co.:
3.8% 10/1/42	125,000	99,153
4% 3/1/48	86,000	69,256
Eversource Energy:
2.55% 3/15/31	125,000	102,706
2.9% 10/1/24	70,000	67,917
5.45% 3/1/28	200,000	200,671
Exelon Corp.:
2.75% 3/15/27	110,000	100,959
4.1% 3/15/52	65,000	50,292
5.3% 3/15/33	20,000	19,746
NSTAR Electric Co. 4.95% 9/15/52	40,000	37,192
Oncor Electric Delivery Co. LLC:
0.55% 10/1/25	83,000	75,516
4.6% 6/1/52	50,000	44,507
5.3% 6/1/42	85,000	83,773
PECO Energy Co. 3.9% 3/1/48	50,000	39,769
PG&E Wildfire Recovery 5.212% 12/1/49	110,000	105,944
PPL Electric Utilities Corp.:
3% 10/1/49	30,000	20,319
5% 5/15/33	50,000	49,476
Public Service Electric & Gas Co.:
3.6% 12/1/47	87,000	66,149
3.65% 9/1/42	60,000	47,283
		1,414,257
Gas Utilities - 0.1%
Atmos Energy Corp.:
3% 6/15/27	100,000	93,761
4.125% 10/15/44	75,000	61,598
Piedmont Natural Gas Co., Inc. 2.5% 3/15/31	80,000	64,806
Southern California Gas Co. 2.55% 2/1/30	90,000	76,526
Southwest Gas Corp. 5.45% 3/23/28	36,000	35,895
		332,586
Multi-Utilities - 0.2%
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	44,000	33,680
3.95% 4/1/50	130,000	102,908
4.45% 3/15/44	45,000	38,337
5.3% 3/1/35	50,000	48,779
5.5% 12/1/39	50,000	48,224
Consumers Energy Co. 4.35% 4/15/49	100,000	85,589
San Diego Gas & Electric Co. 3.75% 6/1/47	85,000	64,328
Sempra:
3.4% 2/1/28	26,000	24,059
3.8% 2/1/38	30,000	24,426
4% 2/1/48	86,000	65,814
		536,144
Water Utilities - 0.0%
American Water Capital Corp.:
3.75% 9/1/47	50,000	38,796
6.593% 10/15/37	64,000	71,075
		109,871
TOTAL UTILITIES		2,392,858
TOTAL NONCONVERTIBLE BONDS (Cost $95,442,076)		83,643,545

U.S. Government and Government Agency Obligations - 43.0%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 1.3%
Fannie Mae:
0.375% 8/25/25	95,000	86,853
0.5% 6/17/25	240,000	221,758
0.625% 4/22/25	1,682,000	1,566,698
0.75% 10/8/27	125,000	108,142
0.875% 8/5/30	83,000	65,834
1.625% 10/15/24	70,000	67,273
1.75% 7/2/24	220,000	213,282
6.625% 11/15/30	229,000	260,670
Federal Home Loan Bank:
0.375% 9/4/25	70,000	64,051
0.5% 4/14/25	105,000	97,756
1.25% 10/26/26	930,000	834,578
1.5% 8/15/24	50,000	48,190
2.5% 2/13/24	80,000	78,921
3.25% 6/9/28	55,000	52,421
3.25% 11/16/28	10,000	9,520
Freddie Mac:
0.375% 7/21/25	160,000	146,989
0.375% 9/23/25	93,000	84,857
1.5% 2/12/25	120,000	113,951
6.25% 7/15/32	130,000	148,677
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		4,270,421
U.S. Treasury Obligations - 41.7%
U.S. Treasury Bonds:
1.125% 8/15/40	1,085,000	666,131
1.25% 5/15/50	1,382,000	722,365
1.375% 11/15/40	1,019,000	650,528
1.375% 8/15/50	1,239,000	669,689
1.625% 11/15/50	1,136,000	657,105
1.75% 8/15/41	1,572,000	1,056,249
1.875% 2/15/41	1,509,000	1,047,222
1.875% 2/15/51	96,000	59,224
1.875% 11/15/51	1,189,000	730,585
2% 11/15/41	1,046,000	731,914
2% 2/15/50	45,000	28,816
2% 8/15/51	579,000	367,597
2.25% 5/15/41	2,291,000	1,688,091
2.25% 8/15/46	6,000	4,133
2.25% 8/15/49	34,000	23,129
2.25% 2/15/52	410,000	276,590
2.375% 2/15/42	1,650,000	1,226,669
2.375% 11/15/49	1,000	699
2.375% 5/15/51	842,000	585,223
2.5% 2/15/45	235,000	172,569
2.5% 2/15/46	89,000	64,706
2.5% 5/15/46	83,000	60,269
2.75% 8/15/42	41,000	32,239
2.75% 11/15/42	4,000	3,136
2.75% 11/15/47	23,000	17,415
2.875% 8/15/45	95,000	74,334
2.875% 5/15/49	12,000	9,301
2.875% 5/15/52	2,450,000	1,901,908
3% 5/15/42	13,000	10,664
3% 11/15/44	7,000	5,631
3% 5/15/45	121,000	96,961
3% 11/15/45	188,000	150,194
3% 5/15/47	17,000	13,510
3% 2/15/48	4,000	3,175
3% 8/15/48	28,000	22,220
3% 2/15/49	20,000	15,876
3% 8/15/52	2,260,000	1,801,026
3.125% 11/15/41	75,000	63,272
3.125% 2/15/43	125,000	103,828
3.125% 8/15/44	238,000	195,829
3.125% 5/15/48	57,000	46,295
3.25% 5/15/42	1,145,000	977,767
3.375% 8/15/42	390,000	338,432
3.375% 5/15/44	198,000	169,785
3.375% 11/15/48	32,000	27,195
3.625% 8/15/43	137,000	122,449
3.625% 2/15/53	1,290,000	1,162,209
3.625% 5/15/53	700,000	631,313
3.75% 8/15/41	48,000	44,464
3.75% 11/15/43	39,000	35,476
3.875% 8/15/40	20,000	18,985
3.875% 2/15/43	2,620,000	2,437,828
3.875% 5/15/43	750,000	697,349
4% 11/15/42	1,920,000	1,821,675
4% 11/15/52	1,005,000	969,707
4.125% 8/15/53	570,000	562,341
4.375% 11/15/39	24,000	24,328
4.375% 5/15/40	45,000	45,545
4.375% 8/15/43	460,000	458,778
4.5% 2/15/36	1,000	1,045
4.5% 5/15/38	45,000	46,593
5% 5/15/37	10,000	10,932
U.S. Treasury Notes:
0.125% 9/15/23	1,000	998
0.25% 5/15/24	5,000	4,821
0.25% 5/31/25	423,000	389,788
0.25% 6/30/25	277,000	254,559
0.25% 7/31/25	1,989,000	1,822,033
0.25% 8/31/25	753,000	687,524
0.25% 9/30/25	1,104,000	1,005,848
0.25% 10/31/25	1,359,000	1,233,770
0.375% 8/15/24	865,000	824,656
0.375% 9/15/24	1,695,000	1,610,449
0.375% 4/30/25	1,070,000	991,547
0.375% 11/30/25	1,261,000	1,144,555
0.375% 12/31/25	497,000	450,329
0.375% 1/31/26	781,000	704,883
0.375% 7/31/27	1,248,000	1,069,673
0.375% 9/30/27	563,000	479,914
0.5% 3/31/25	222,000	206,790
0.5% 5/31/27	1,548,000	1,340,955
0.5% 6/30/27	1,571,000	1,357,504
0.5% 8/31/27	309,000	265,499
0.5% 10/31/27	64,000	54,683
0.625% 10/15/24	4,430,000	4,206,596
0.625% 3/31/27	808,000	707,189
0.625% 11/30/27	509,000	436,189
0.625% 12/31/27	338,000	288,950
0.625% 5/15/30	75,000	59,499
0.625% 8/15/30	204,000	160,738
0.75% 4/30/26	1,041,000	941,454
0.75% 8/31/26	595,000	532,688
0.75% 1/31/28	263,000	225,574
0.875% 6/30/26	430,000	388,696
0.875% 9/30/26	1,510,000	1,355,048
1% 12/15/24	1,025,000	971,708
1% 7/31/28	2,000	1,712
1.125% 1/15/25	1,200,000	1,136,297
1.125% 2/28/25	328,000	309,383
1.125% 10/31/26	975,000	878,947
1.125% 2/28/27	1,000	894
1.125% 2/29/28	1,011,000	880,162
1.125% 8/31/28	10,000	8,595
1.125% 2/15/31	2,000	1,625
1.25% 8/31/24	511,000	490,500
1.25% 11/30/26	194,000	175,214
1.25% 12/31/26	225,000	202,922
1.25% 3/31/28	13,000	11,361
1.25% 4/30/28	659,000	574,720
1.25% 6/30/28	262,000	227,633
1.25% 9/30/28	5,000	4,315
1.25% 8/15/31	259,000	209,143
1.375% 8/31/26	695,000	634,079
1.375% 10/31/28	570,000	494,096
1.375% 12/31/28	995,000	859,470
1.5% 9/30/24	905,000	868,941
1.5% 10/31/24	156,000	149,413
1.5% 11/30/24	143,000	136,593
1.5% 8/15/26	574,000	526,129
1.5% 1/31/27	173,000	156,923
1.5% 11/30/28	2,379,000	2,072,239
1.625% 9/30/26	93,000	85,411
1.625% 10/31/26	215,000	196,893
1.625% 11/30/26	136,000	124,344
1.625% 8/15/29	176,000	152,419
1.75% 7/31/24	21,000	20,314
1.75% 12/31/24	707,000	675,903
1.75% 3/15/25	560,000	532,516
1.75% 1/31/29	465,000	408,873
1.875% 6/30/26	88,000	81,843
1.875% 7/31/26	238,000	220,773
1.875% 2/28/27	160,000	146,781
1.875% 2/28/29	1,065,000	941,735
2% 11/15/26	110,000	101,836
2.25% 3/31/26	92,000	86,742
2.25% 2/15/27	134,000	124,604
2.25% 8/15/27	35,000	32,316
2.25% 11/15/27	100,000	91,957
2.375% 5/15/27	22,000	20,474
2.375% 5/15/29	16,000	14,493
2.5% 4/30/24	5,000	4,906
2.5% 5/31/24	5,000	4,893
2.625% 12/31/25	5,000	4,770
2.625% 5/31/27	670,000	628,910
2.625% 2/15/29	57,000	52,476
2.625% 7/31/29	2,195,000	2,010,311
2.75% 5/15/25	3,260,000	3,141,188
2.75% 7/31/27	1,095,000	1,030,797
2.75% 2/15/28	492,000	460,943
2.75% 8/15/32	1,286,000	1,154,336
2.875% 5/31/25	10,000	9,648
2.875% 6/15/25	100,000	96,457
2.875% 11/30/25	31,000	29,767
2.875% 5/15/28	323,000	303,557
2.875% 8/15/28	61,000	57,192
2.875% 5/15/32	265,000	240,829
3% 7/15/25	1,060,000	1,023,811
3% 10/31/25	74,000	71,283
3.125% 8/15/25	225,000	217,679
3.125% 8/31/27	2,265,000	2,161,305
3.125% 11/15/28	155,000	146,760
3.125% 8/31/29	925,000	870,620
3.25% 8/31/24	150,000	146,900
3.25% 6/30/27	670,000	643,200
3.25% 6/30/29	640,000	606,950
3.375% 5/15/33	1,680,000	1,582,613
3.5% 9/15/25	1,630,000	1,587,595
3.5% 1/31/28	860,000	831,613
3.5% 4/30/28	1,040,000	1,005,178
3.5% 1/31/30	900,000	863,332
3.5% 4/30/30	780,000	747,825
3.5% 2/15/33	1,970,000	1,876,117
3.625% 5/15/26	1,480,000	1,443,124
3.625% 3/31/28	1,030,000	1,001,273
3.625% 5/31/28	2,920,000	2,839,928
3.625% 3/31/30	1,660,000	1,603,456
3.75% 4/15/26	1,720,000	1,682,845
3.75% 5/31/30	1,520,000	1,478,972
3.75% 6/30/30	140,000	136,216
3.875% 1/15/26	3,440,000	3,374,963
3.875% 11/30/27	5,000	4,908
3.875% 12/31/27	1,190,000	1,167,967
3.875% 9/30/29	1,175,000	1,151,454
3.875% 11/30/29	1,850,000	1,812,928
3.875% 12/31/29	840,000	823,102
3.875% 8/15/33	360,000	353,588
4% 12/15/25	1,305,000	1,283,896
4% 2/29/28	720,000	711,141
4% 10/31/29	2,710,000	2,673,690
4% 2/28/30	610,000	602,232
4% 7/31/30	680,000	671,925
4.125% 6/15/26	1,290,000	1,275,084
4.125% 9/30/27	1,175,000	1,164,122
4.125% 10/31/27	1,765,000	1,748,522
4.125% 7/31/28	1,180,000	1,173,086
4.125% 8/31/30	390,000	388,355
4.125% 11/15/32	3,005,000	3,003,591
4.25% 9/30/24	1,000,000	988,789
4.25% 5/31/25	1,000,000	987,773
4.25% 10/15/25	2,235,000	2,209,944
4.375% 10/31/24	860,000	851,098
4.375% 8/15/26	710,000	706,783
4.375% 8/31/28	440,000	442,716
4.5% 11/15/25	60,000	59,634
4.5% 7/15/26	1,980,000	1,976,442
4.625% 3/15/26	2,660,000	2,658,026
TOTAL U.S. TREASURY OBLIGATIONS		135,972,487
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $151,986,650)		140,242,908

U.S. Government Agency - Mortgage Securities - 26.9%
	Principal Amount (a)	Value ($)
Fannie Mae - 10.9%
1.5% 10/1/36 to 3/1/52	2,653,003	2,187,084
2% 7/1/35 to 2/1/52	12,234,974	9,953,754
2.5% 1/1/27 to 6/1/52	7,900,768	6,701,314
3% 8/1/32 to 7/1/52	7,895,846	6,973,106
3.5% 5/1/29 to 5/1/53	4,539,655	4,127,613
4% 6/1/34 to 5/1/53	2,363,098	2,207,305
4.5% 10/1/39 to 10/1/52	1,108,458	1,059,878
5% 5/1/29 to 5/1/53	1,265,184	1,238,984
5.5% 1/1/49 to 8/1/53	849,636	840,761
6.5% 5/1/53	288,597	293,147
TOTAL FANNIE MAE		35,582,946
Freddie Mac - 9.1%
1.5% 12/1/36 to 3/1/52	2,573,788	2,014,533
2% 2/1/36 to 6/1/52	10,593,053	8,636,138
2.5% 3/1/33 to 4/1/52	8,596,813	7,178,788
3% 11/1/26 to 4/1/52	1,644,946	1,447,201
3.5% 9/1/33 to 9/1/52	2,142,761	1,940,755
4% 2/1/34 to 2/1/53	3,198,629	2,987,394
4.5% 11/1/40 to 4/1/53	2,054,686	1,965,995
5% 12/1/48 to 6/1/53	1,406,145	1,365,967
5.5% 6/1/49 to 7/1/53	1,237,504	1,223,498
6% 12/1/52 to 6/1/53	947,533	951,273
6.5% 8/1/53	99,345	100,890
TOTAL FREDDIE MAC		29,812,432
Ginnie Mae - 6.1%
1.5% 5/20/51	41,883	32,893
2% 2/20/51 to 3/20/52	4,281,168	3,538,867
2% 9/1/53 (e)	100,000	82,500
2% 9/1/53 (e)	100,000	82,500
2% 9/1/53 (e)	50,000	41,250
2% 9/1/53 (e)	50,000	41,250
2% 9/1/53 (e)	50,000	41,250
2% 9/1/53 (e)	100,000	82,500
2% 10/1/53 (e)	150,000	123,879
2.5% 12/20/49 to 8/20/52	4,493,061	3,836,696
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	100,000	85,117
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	50,000	42,559
2.5% 9/1/53 (e)	100,000	85,117
2.5% 10/1/53 (e)	50,000	42,600
3% 7/20/42 to 7/20/52	3,448,961	3,051,173
3% 9/1/53 (e)	100,000	87,929
3.5% 2/20/46 to 11/20/52	2,688,650	2,461,164
4% 4/20/47 to 6/20/53	1,760,707	1,648,534
4.5% 8/20/48 to 7/20/53	1,376,322	1,316,431
5% 12/20/47 to 7/20/53	1,107,178	1,079,994
5% 9/1/53 (e)	100,000	97,310
5.5% 12/20/48 to 6/20/53	699,520	693,263
5.5% 9/1/53 (e)	200,000	198,031
6% 12/20/52	391,560	392,837
6% 9/1/53 (e)	100,000	100,316
6.5% 12/20/52 to 7/20/53	296,944	300,927
TOTAL GINNIE MAE		19,714,564
Uniform Mortgage Backed Securities - 0.8%
2% 9/1/53 (e)	150,000	119,410
2% 9/1/53 (e)	100,000	79,606
2% 9/1/53 (e)	250,000	199,016
2% 9/1/53 (e)	50,000	39,803
2% 9/1/53 (e)	200,000	159,213
2% 9/1/53 (e)	150,000	119,410
2% 9/1/53 (e)	100,000	79,606
2% 9/1/53 (e)	75,000	59,705
2% 9/1/53 (e)	50,000	39,803
2% 9/1/53 (e)	100,000	79,606
2% 9/1/53 (e)	300,000	238,819
2% 10/1/53 (e)	300,000	239,159
2% 10/1/53 (e)	100,000	79,720
2% 10/1/53 (e)	100,000	79,720
2% 10/1/53 (e)	150,000	119,580
2.5% 9/1/53 (e)	200,000	165,758
4.5% 9/1/53 (e)	100,000	94,828
5% 9/1/53 (e)	200,000	193,930
6% 9/1/53 (e)	300,000	300,809
6.5% 9/1/53 (e)	100,000	101,558
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,589,059
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $99,757,335)		87,699,001

Asset-Backed Securities - 0.3%
	Principal Amount (a)	Value ($)
Capital One Multi-Asset Execution Trust:
Series 2019-A3 Class A3, 2.06% 8/15/28	32,000	29,377
1.39% 7/15/30	60,000	50,812
Capital One Prime Auto Receivables Series 2023-1 Class A3, 4.87% 2/15/28	30,000	29,714
CarMax Auto Owner Trust:
Series 2021-1 Class A3, 0.34% 12/15/25	45,811	44,652
Series 2022-3 Class A2A, 3.97% 4/15/27	130,000	126,964
Carmax Auto Owner Trust Series 2023 2 Class A3, 5.05% 1/18/28	100,000	99,282
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/30	100,000	95,614
Ford Credit Auto Owner Trust Series 2023-A Class A3, 4.65% 2/15/28	74,000	72,889
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	15,000	14,166
GM Financial Consumer Automobile Re Series 2023 2 Class A3, 4.47% 2/16/28	100,000	98,308
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	37,529	36,636
Hyundai Auto Receivables Trust:
Series 2022-C Class A3, 5.39% 6/15/27	70,000	69,873
Series 2023 A Class A3, 4.58% 4/15/27	100,000	98,730
3.72% 11/16/26	88,000	85,844
TOTAL ASSET-BACKED SECURITIES (Cost $992,496)		952,861

Commercial Mortgage Securities - 1.2%
	Principal Amount (a)	Value ($)
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	69,722	66,599
Series 2020-BN25 Class A5, 2.649% 1/15/63	80,000	67,383
Series 2020-BN28 Class A4, 1.844% 3/15/63	120,000	94,724
Series 2022-BNK39 Class A4, 2.928% 2/15/55	100,000	83,053
Series 2022-BNK41 Class A4, 3.7901% 4/15/65 (c)	270,000	239,565
BBCMS Mortgage Trust sequential payer:
Series 2021-C11 Class A5, 2.322% 9/15/54	100,000	79,902
Series 2021-C9 Class A5, 2.299% 2/15/54	200,000	161,507
Benchmark Mortgage Trust:
sequential payer:
Series 2020-B19 Class A5, 1.85% 9/15/53	140,000	106,851
Series 2021-B24 Class A5, 2.5843% 3/15/54	50,000	39,614
Series 2019-B12 Class A5, 3.1156% 8/15/52	50,000	43,574
Series 2019-B9 Class A5, 4.0156% 3/15/52	60,000	54,351
BMO Mortgage Trust sequential payer Series 2022-C1 Class A5, 3.374% 2/15/55	100,000	85,864
Citigroup Commercial Mortgage Trust sequential payer Series 2018-B2 Class A4, 4.009% 3/10/51	250,000	230,667
CSAIL Commercial Mortgage Trust sequential payer Series 2019-C17:
Class A4, 2.7628% 9/15/52	75,000	63,416
Class A5, 3.0161% 9/15/52	75,000	64,528
Freddie Mac:
sequential payer:
Series 2016-K057 Class A2, 2.57% 7/25/26	80,000	74,921
Series 2020-K104 Class A2, 2.253% 1/25/30	200,000	172,692
Series 2020-K116 Class A2, 1.378% 7/25/30	260,000	208,343
Series 2020-K117 Class A2, 1.406% 8/25/30	200,000	160,086
Series 2020-K118 Class A2, 1.493% 9/25/30	200,000	160,771
Series 2020-K121 Class A2, 1.547% 10/25/30	40,000	32,160
Series 2021-K125 Class A2, 1.846% 1/25/31	50,000	40,868
Series 2021-K128 Class A2, 2.02% 3/25/31	50,000	41,416
Series 2021-K130 Class A2, 1.723% 6/25/31	100,000	80,290
Series 2021-K136 Class A2, 2.127% 11/25/31	100,000	81,939
Series 2022-K145 Class A2, 2.58% 5/25/32	600,000	505,227
Series K080 Class A2, 3.926% 7/25/28	60,000	57,676
Series 2017-K068 Class A2, 3.244% 8/25/27	70,000	65,778
Series 2019-K094 Class A2, 2.903% 6/25/29	110,000	99,713
Series 2019-K1510 Class A2, 3.718% 1/25/31	41,000	38,062
Series 2021-K123 Class A2, 1.621% 12/25/30	130,000	104,804
GS Mortgage Securities Trust sequential payer Series 2020-GC45 Class A5, 2.9106% 2/13/53	100,000	86,009
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C24 Class A5, 3.6385% 11/15/47	100,000	96,191
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2020-COR7 Class A5, 2.1798% 5/13/53	116,000	91,356
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	30,000	25,145
UBS Commercial Mortgage Trust sequential payer Series 2019-C16 Class A4, 3.6048% 4/15/52	100,000	89,506
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	75,000	64,486
Series 2019-C54 Class A4, 3.146% 12/15/52	100,000	86,747
Series 2018-C48 Class A5, 4.302% 1/15/52	65,000	60,920
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class A5, 2.725% 2/15/53	27,000	22,825
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $4,721,958)		4,029,529

Foreign Government and Government Agency Obligations - 2.3%
	Principal Amount (a)	Value ($)
Alberta Province 1.3% 7/22/30	216,000	173,413
Chilean Republic:
2.55% 7/27/33	400,000	320,924
3.24% 2/6/28	230,000	214,572
4.95% 1/5/36	200,000	192,644
Hungarian Republic:
5.375% 3/25/24	306,000	304,813
7.625% 3/29/41	30,000	33,120
Indonesian Republic:
1.85% 3/12/31	450,000	359,190
2.85% 2/14/30	400,000	350,852
Israeli State:
3.25% 1/17/28	370,000	343,686
3.375% 1/15/50	100,000	70,646
Italian Republic 2.875% 10/17/29	385,000	334,796
Korean Republic 2.75% 1/19/27	200,000	187,698
Manitoba Province 2.6% 4/16/24	180,000	177,165
Ontario Province:
1.125% 10/7/30	224,000	177,636
2.3% 6/15/26	107,000	100,182
Panamanian Republic:
2.252% 9/29/32	300,000	227,523
3.16% 1/23/30	400,000	348,128
3.75% 3/16/25	460,000	445,740
4% 9/22/24	48,000	47,021
6.4% 2/14/35	80,000	82,057
Peruvian Republic:
1.862% 12/1/32	185,000	139,534
2.78% 12/1/60	65,000	38,065
3.3% 3/11/41	70,000	51,955
3.55% 3/10/51	55,000	39,531
7.35% 7/21/25	113,000	117,096
Philippine Republic:
1.648% 6/10/31	205,000	161,091
2.65% 12/10/45	200,000	129,476
5.17% 10/13/27	300,000	301,296
6.375% 10/23/34	100,000	109,451
Polish Government:
3.25% 4/6/26	283,000	270,398
4.875% 10/4/33	50,000	48,467
5.5% 4/4/53	40,000	38,858
Quebec Province:
2.5% 4/20/26	130,000	122,565
4.5% 9/8/33	100,000	99,618
United Mexican States:
3.25% 4/16/30	200,000	177,058
3.5% 2/12/34	317,000	262,812
3.771% 5/24/61	250,000	164,050
4.6% 2/10/48	50,000	40,086
4.75% 3/8/44	100,000	83,872
5.4% 2/9/28	200,000	201,790
5.55% 1/21/45	45,000	41,843
7.5% 4/8/33	55,000	61,775
Uruguay Republic:
4.125% 11/20/45	20,000	17,659
4.375% 10/27/27	15,000	14,946
4.375% 1/23/31	278,116	273,649
4.975% 4/20/55	63,000	59,490
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $8,519,520)		7,558,237

Supranational Obligations - 0.9%
	Principal Amount (a)	Value ($)
African Development Bank 0.875% 7/22/26	80,000	71,788
Asian Development Bank:
0.5% 2/4/26	200,000	180,755
2.5% 11/2/27	726,000	673,183
Corporacion Andina de Fomento 1.625% 9/23/25	193,000	178,240
European Investment Bank:
1.25% 2/14/31	83,000	67,313
2.25% 6/24/24	50,000	48,732
3.125% 12/14/23	90,000	89,412
Inter-American Development Bank:
0.625% 7/15/25	125,000	115,418
1.75% 3/14/25	66,000	62,723
2.25% 6/18/29	30,000	26,751
3.125% 9/18/28	60,000	56,547
3.2% 8/7/42	123,000	99,975
International Bank for Reconstruction & Development:
0.375% 7/28/25	130,000	119,318
0.5% 10/28/25	145,000	132,273
0.75% 8/26/30	70,000	54,978
0.875% 5/14/30	67,000	53,554
1.25% 2/10/31	100,000	80,726
1.5% 8/28/24	50,000	48,150
1.625% 1/15/25	63,000	60,042
2.5% 3/19/24	120,000	118,038
2.5% 3/29/32	260,000	228,000
4% 7/25/30	350,000	342,396
International Finance Corp. 0.75% 8/27/30	40,000	31,402
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $3,216,423)		2,939,714

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Citizens Bank NA 2.25% 4/28/25 (Cost $279,312)	279,000	258,860

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (f) (Cost $3,029,321)	3,028,716	3,029,321

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $367,945,091)	330,353,976
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(4,199,782)
NET ASSETS - 100.0%	326,154,194

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/53	(150,000)	(123,750)
2.5% 9/1/53	(50,000)	(42,559)

TOTAL GINNIE MAE		(166,309)

Uniform Mortgage Backed Securities
2% 9/1/53	(300,000)	(238,819)
2% 9/1/53	(100,000)	(79,606)
2% 9/1/53	(100,000)	(79,606)
2% 9/1/53	(100,000)	(79,606)
2% 9/1/53	(150,000)	(119,410)
4% 9/1/53	(450,000)	(415,406)
5.5% 9/1/53	(25,000)	(24,695)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(1,037,148)

TOTAL TBA SALE COMMITMENTS (Proceeds $1,191,271)		(1,203,457)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $624,912 or 0.2% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	1,931,055	68,978,107	67,879,841	51,166	-	-	3,029,321	0.0%
Total	1,931,055	68,978,107	67,879,841	51,166	-	-	3,029,321

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	83,643,545	-	83,643,545	-

U.S. Government and Government Agency Obligations	140,242,908	-	140,242,908	-

U.S. Government Agency - Mortgage Securities	87,699,001	-	87,699,001	-

Asset-Backed Securities	952,861	-	952,861	-

Commercial Mortgage Securities	4,029,529	-	4,029,529	-

Foreign Government and Government Agency Obligations	7,558,237	-	7,558,237	-

Supranational Obligations	2,939,714	-	2,939,714	-

Bank Notes	258,860	-	258,860	-

Money Market Funds	3,029,321	3,029,321	-	-
Total Investments in Securities:	330,353,976	3,029,321	327,324,655	-
Other Financial Instruments:

TBA Sale Commitments	(1,203,457)	-	(1,203,457)	-
Total Other Financial Instruments:	(1,203,457)	-	(1,203,457)	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $364,915,770)	$327,324,655
Fidelity Central Funds (cost $3,029,321)	3,029,321

Total Investment in Securities (cost $367,945,091)		$330,353,976
Receivable for TBA sale commitments		1,191,271
Receivable for fund shares sold		734,811
Interest receivable		2,157,822
Distributions receivable from Fidelity Central Funds		8,536
Total assets		334,446,416
Liabilities
Payable to custodian bank	$376
Payable for investments purchased
Regular delivery	2,616,019
Delayed delivery	3,961,610
TBA sale commitments, at value	1,203,457
Payable for fund shares redeemed	414,811
Distributions payable	66,043
Accrued management fee	26,746
Other payables and accrued expenses	3,160
Total Liabilities		8,292,222
Net Assets		$326,154,194
Net Assets consist of:
Paid in capital		$371,669,911
Total accumulated earnings (loss)		(45,515,717)
Net Assets		$326,154,194
Net Asset Value, offering price and redemption price per share ($326,154,194 ÷ 35,896,779 shares)		$9.09

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$9,360,127
Income from Fidelity Central Funds		51,166
Total Income		9,411,293
Expenses
Management fee	$313,638
Independent trustees' fees and expenses	1,106
Miscellaneous	3,161
Total expenses before reductions	317,905
Expense reductions	(4,417)
Total expenses after reductions		313,488
Net Investment income (loss)		9,097,805
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,310,505)
Total net realized gain (loss)		(6,310,505)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(6,857,504)
TBA Sale commitments	(12,186)
Total change in net unrealized appreciation (depreciation)		(6,869,690)
Net gain (loss)		(13,180,195)
Net increase (decrease) in net assets resulting from operations		$(4,082,390)
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,097,805	$4,599,674
Net realized gain (loss)	(6,310,505)	(2,487,959)
Change in net unrealized appreciation (depreciation)	(6,869,690)	(34,425,419)
Net increase (decrease) in net assets resulting from operations	(4,082,390)	(32,313,704)
Distributions to shareholders	(8,340,661)	(4,578,414)

Share transactions
Proceeds from sales of shares	135,030,726	157,127,726
Reinvestment of distributions	7,451,485	4,139,033
Cost of shares redeemed	(102,101,027)	(66,796,463)

Net increase (decrease) in net assets resulting from share transactions	40,381,184	94,470,296
Total increase (decrease) in net assets	27,958,133	57,578,178

Net Assets
Beginning of period	298,196,061	240,617,883
End of period	$326,154,194	$298,196,061

Other Information
Shares
Sold	14,661,019	15,593,174
Issued in reinvestment of distributions	811,211	411,340
Redeemed	(11,139,695)	(6,609,973)
Net increase (decrease)	4,332,535	9,394,541

Financial Highlights
Fidelity® Sustainability Bond Index Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.45	$10.85	$11.11	$10.71	$10.02
Income from Investment Operations
Net investment income (loss) A,B	.267	.174	.144	.234	.307
Net realized and unrealized gain (loss)	(.383)	(1.401)	(.207)	.453	.680
Total from investment operations	(.116)	(1.227)	(.063)	.687	.987
Distributions from net investment income	(.244)	(.165)	(.148)	(.239)	(.295)
Distributions from net realized gain	-	(.008)	(.049)	(.048)	(.002)
Total distributions	(.244)	(.173)	(.197)	(.287)	(.297)
Net asset value, end of period	$9.09	$9.45	$10.85	$11.11	$10.71
Total Return C	(1.23)%	(11.40)%	(.56)%	6.53%	10.04%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.90%	1.72%	1.32%	2.17%	3.03%
Supplemental Data
Net assets, end of period (000 omitted)	$326,154	$298,196	$240,618	$168,955	$76,897
Portfolio turnover rate F	55%	65%	97%	92%	89%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Sustainability Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$161,125
Gross unrealized depreciation	(37,094,340)
Net unrealized appreciation (depreciation)	$(36,933,215)
Tax Cost	$367,275,005

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(8,398,469)
Net unrealized appreciation (depreciation) on securities and other investments	$(36,933,215)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(3,931,535)
Long-term	(4,466,934)
Total capital loss carryforward	$(8,398,469)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$8,340,661	$4,398,111
Long-term Capital Gains	-	180,303
Total	$8,340,661	$4,578,414

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainability Bond Index Fund	78,000,042	63,108,630
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .10% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,417.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Sustainability Bond Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Sustainability Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 11, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® Sustainability Bond Index Fund	.10%
Actual		$ 1,000	$ 1,009.80	$ .51
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 37.67% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $5,071,014 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $8,111,521 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9887301.105
SBI-I-ANN-1023
Fidelity® SAI Total Bond Fund

Annual Report
August 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Total Bond Fund	0.41%	1.78%

A   From October 25, 2018
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Total Bond Fund, on October 25, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Lead Portfolio Manager Ford O'Neil:
For the fiscal year ending August 31, 2023, the fund gained 0.41%, net of fees, versus -1.19% for the benchmark, the Bloomberg U.S. Aggregate Bond Index. Allocations to "plus" sectors - including high-yield bonds, leveraged loans and emerging markets debt - notably boosted relative performance given that these segments outperformed the benchmark. The fund had a shorter duration (less interest rate sensitivity), which also helped lift the relative result, given the steep rise in rates the past 12 months. An overweight in asset-backed securities, including collateralized loan obligations and loans backed by airline leases, provided another performance advantage. Among investment-grade securities, sector allocation was a meaningful contributor, led by an overweight to corporate credit, which bested the benchmark, and an underweight to mortgage-backed securities, which trailed it. Among corporate bonds, security selection was helpful as well. Individual standouts included AB InBev and Warner Bros. Discovery in the industrials segment and UBS in the financials segment. In contrast, an underweight in the industrials segment overall, and in technology specifically, detracted from the fund's performance versus the benchmark. Holdings in real estate investment trusts Brandywine Realty Trust and Hudson Pacific Properties also crimped the relative result.

Note to shareholders: On October 1, 2022, Franco Castagliuolo assumed co-management responsibilities for the fund.
On June 7, 2023, Benjamin Harrison assumed co-management responsibilities for the fund, succeeding Michael Weaver.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (3.1)%*

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (3.1)%
Futures and Swaps - 2.4%
Forward foreign currency contracts - (1.6)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Corporate Bonds - 31.7%
		Principal Amount (a)	Value ($)
Convertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
DISH Network Corp.:
2.375% 3/15/24		6,747,000	6,375,915
3.375% 8/15/26		14,551,000	8,803,355
			15,179,270
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Redfin Corp. 0.5% 4/1/27		3,052,000	1,938,020

TOTAL CONVERTIBLE BONDS			17,117,290
Nonconvertible Bonds - 31.6%
COMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 0.6%
Altice France SA:
5.125% 1/15/29(b)		5,985,000	4,264,171
5.125% 7/15/29(b)		4,520,000	3,195,101
5.5% 1/15/28(b)		2,480,000	1,858,500
5.5% 10/15/29(b)		2,400,000	1,726,842
8.125% 2/1/27(b)		40,000	33,806
AT&T, Inc.:
2.55% 12/1/33		3,443,000	2,627,099
3.8% 12/1/57		8,798,000	5,933,372
4.3% 2/15/30		5,781,000	5,390,002
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		7,572,000	6,966,240
Cablevision Lightpath LLC:
3.875% 9/15/27(b)		565,000	471,700
5.625% 9/15/28(b)		445,000	341,816
Colombia Telecomunicaciones SA 4.95% 7/17/30 (b)		300,000	230,724
Connect Finco SARL / Connect U.S. Finco LLC 6.75% 10/1/26 (b)		40,000	37,946
Consolidated Communications, Inc. 5% 10/1/28 (b)		690,000	517,100
Frontier Communications Holdings LLC:
5% 5/1/28(b)		4,540,000	3,890,115
5.875% 10/15/27(b)		1,104,000	1,005,525
5.875% 11/1/29		1,530,000	1,133,093
6% 1/15/30(b)		20,000	14,776
6.75% 5/1/29(b)		20,000	15,521
8.75% 5/15/30(b)		1,505,000	1,462,761
Holdco SASU:
6.5% 10/15/26(b)		20,000	19,081
7% 10/15/28(b)		20,000	18,606
IHS Holding Ltd. 5.625% 11/29/26 (b)		720,000	618,811
Level 3 Financing, Inc.:
3.625% 1/15/29(b)		440,000	262,026
4.25% 7/1/28(b)		3,660,000	2,399,706
4.625% 9/15/27(b)		2,020,000	1,519,111
10.5% 5/15/30(b)		3,561,000	3,617,230
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (b)		1,610,000	1,004,898
Qtel International Finance Ltd.:
2.625% 4/8/31(b)		670,000	568,247
5% 10/19/25(b)		360,000	356,983
Sable International Finance Ltd. 5.75% 9/7/27 (b)		2,080,000	1,925,019
Sitios Latinoamerica S.A.B. de CV 5.375% 4/4/32 (b)		630,000	561,409
Telecom Italia Capital SA:
6% 9/30/34		1,165,000	967,135
7.2% 7/18/36		1,124,000	1,015,794
7.721% 6/4/38		300,000	277,403
Telecom Italia SpA 5.303% 5/30/24 (b)		20,000	19,740
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)		1,099,000	1,026,576
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		1,200,000	1,095,600
Verizon Communications, Inc.:
2.355% 3/15/32		51,205,000	40,499,992
2.55% 3/21/31		30,387,000	25,014,188
3% 3/22/27		2,669,000	2,480,864
5.012% 4/15/49		324,000	290,582
Windstream Escrow LLC 7.75% 8/15/28 (b)		3,795,000	3,076,654
Zayo Group Holdings, Inc.:
4% 3/1/27(b)		1,390,000	1,041,718
6.125% 3/1/28(b)		1,254,000	815,099
			131,608,682
Entertainment - 0.0%
Live Nation Entertainment, Inc.:
4.75% 10/15/27(b)		20,000	18,632
4.875% 11/1/24(b)		20,000	19,646
6.5% 5/15/27(b)		20,000	20,016
Roblox Corp. 3.875% 5/1/30 (b)		5,005,000	4,129,142
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	1,100,000	1,187,298
WMG Acquisition Corp.:
3% 2/15/31(b)		20,000	16,308
3.75% 12/1/29(b)		20,000	17,339
			5,408,381
Interactive Media & Services - 0.0%
Baidu, Inc.:
1.72% 4/9/26		815,000	737,363
2.375% 10/9/30		345,000	279,950
Tencent Holdings Ltd.:
1.81% 1/26/26(b)		350,000	321,552
2.39% 6/3/30(b)		745,000	611,816
3.975% 4/11/29(b)		260,000	239,083
			2,189,764
Media - 1.8%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)		3,230,000	2,815,785
Altice Financing SA:
5% 1/15/28(b)		549,000	446,397
5.75% 8/15/29(b)		10,810,000	8,563,320
Altice France Holding SA:
6% 2/15/28(b)		5,124,000	2,241,750
10.5% 5/15/27(b)		20,000	10,852
AMC Networks, Inc.:
4.25% 2/15/29		20,000	12,758
4.75% 8/1/25		20,000	18,747
Block Communications, Inc. 4.875% 3/1/28 (b)		500,000	413,830
Cable Onda SA 4.5% 1/30/30 (b)		1,750,000	1,482,005
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31(b)		2,379,000	1,951,456
4.25% 1/15/34(b)		2,295,000	1,757,505
4.5% 8/15/30(b)		3,615,000	3,040,928
4.5% 5/1/32		4,714,000	3,821,616
4.5% 6/1/33(b)		7,745,000	6,113,672
4.75% 3/1/30(b)		35,000	30,093
4.75% 2/1/32(b)		65,000	53,788
5.125% 5/1/27(b)		1,040,000	977,693
5.375% 6/1/29(b)		3,020,000	2,748,649
6.375% 9/1/29(b)		20,000	18,934
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.85% 4/1/61		2,000,000	1,194,849
3.9% 6/1/52		22,000,000	14,077,099
4.4% 4/1/33		14,572,000	12,830,674
4.8% 3/1/50		5,000,000	3,704,436
4.908% 7/23/25		6,328,000	6,214,487
5.25% 4/1/53		30,184,000	23,892,498
5.375% 5/1/47		18,624,000	14,881,954
5.5% 4/1/63		20,184,000	15,856,433
6.484% 10/23/45		5,093,000	4,685,306
6.834% 10/23/55		2,000,000	1,852,220
Clear Channel Outdoor Holdings, Inc.:
5.125% 8/15/27(b)		1,073,000	961,024
7.5% 6/1/29(b)		1,405,000	1,047,134
9% 9/15/28(b)		1,695,000	1,703,475
Comcast Corp. 6.45% 3/15/37		797,000	870,908
CSC Holdings LLC:
3.375% 2/15/31(b)		40,000	27,471
4.125% 12/1/30(b)		1,490,000	1,062,478
4.5% 11/15/31(b)		630,000	447,972
4.625% 12/1/30(b)		3,932,000	2,057,148
5.375% 2/1/28(b)		3,935,000	3,225,785
6.5% 2/1/29(b)		40,000	33,046
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% (b)(c)		8,145,000	191,896
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (b)		560,000	496,282
Discovery Communications LLC:
3.625% 5/15/30		7,624,000	6,696,008
4.65% 5/15/50		20,572,000	15,333,879
DISH DBS Corp.:
5.125% 6/1/29		20,000	10,814
5.25% 12/1/26(b)		60,000	50,577
5.75% 12/1/28(b)		3,105,000	2,410,318
5.875% 11/15/24		540,000	502,273
7.375% 7/1/28		20,000	12,528
7.75% 7/1/26		40,000	29,916
DISH Network Corp. 11.75% 11/15/27 (b)		5,130,000	5,205,108
Dolya Holdco 18 DAC 5% 7/15/28 (b)		555,000	490,645
Fox Corp.:
4.03% 1/25/24		2,489,000	2,469,296
4.709% 1/25/29		3,602,000	3,474,780
5.476% 1/25/39		3,552,000	3,223,609
Lagardere S.C.A.:
1.75% 10/7/27 (Reg. S)	EUR	1,100,000	1,170,795
2.125% 10/16/26 (Reg. S)	EUR	1,100,000	1,171,217
Lamar Media Corp.:
3.625% 1/15/31		20,000	16,700
3.75% 2/15/28		20,000	18,168
LCPR Senior Secured Financing DAC:
5.125% 7/15/29(b)		2,590,000	2,183,370
6.75% 10/15/27(b)		470,000	442,388
Magallanes, Inc.:
3.755% 3/15/27		9,262,000	8,686,994
4.054% 3/15/29		3,210,000	2,951,904
4.279% 3/15/32		46,121,000	40,698,993
5.05% 3/15/42		7,082,000	5,821,630
5.141% 3/15/52		41,680,000	33,223,524
Mcgraw-Hill Education, Inc. 5.75% 8/1/28 (b)		40,000	35,500
Midas Opco Holdings LLC 5.625% 8/15/29 (b)		40,000	33,406
News Corp.:
3.875% 5/15/29(b)		20,000	17,564
5.125% 2/15/32(b)		1,245,000	1,126,725
Outfront Media Capital LLC / Corp.:
4.625% 3/15/30(b)		20,000	16,260
5% 8/15/27(b)		20,000	18,100
Paramount Global 6.375% 3/30/62 (d)		40,000	33,000
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26(b)		3,935,000	3,066,868
6.5% 9/15/28(b)		1,464,000	790,614
Sinclair Television Group, Inc. 5.5% 3/1/30 (b)		835,000	444,885
Sirius XM Radio, Inc.:
3.125% 9/1/26(b)		520,000	469,404
3.875% 9/1/31(b)		40,000	31,132
4% 7/15/28(b)		6,945,000	6,013,821
4.125% 7/1/30(b)		2,645,000	2,156,283
5% 8/1/27(b)		1,020,000	943,072
5.5% 7/1/29(b)		1,490,000	1,341,381
TEGNA, Inc.:
4.625% 3/15/28		500,000	446,582
5% 9/15/29		585,000	514,800
Time Warner Cable LLC:
4.5% 9/15/42		10,467,000	7,648,030
5.5% 9/1/41		4,708,000	3,867,884
5.875% 11/15/40		6,004,000	5,224,004
6.55% 5/1/37		17,014,000	16,166,411
7.3% 7/1/38		14,056,000	14,239,411
TV Azteca SA de CV 8.25% (Reg. S) (c)		2,133,000	767,880
Univision Communications, Inc.:
4.5% 5/1/29(b)		1,620,000	1,394,394
5.125% 2/15/25(b)		12,000	11,835
6.625% 6/1/27(b)		7,055,000	6,830,070
7.375% 6/30/30(b)		415,000	401,649
8% 8/15/28(b)		1,790,000	1,789,016
Videotron Ltd.:
3.625% 6/15/29(b)		20,000	17,175
5.125% 4/15/27(b)		20,000	19,150
Virgin Media Secured Finance PLC:
4.5% 8/15/30(b)		3,900,000	3,293,002
5.5% 5/15/29(b)		40,000	36,564
VTR Finance BV 6.375% 7/15/28 (b)		450,000	203,625
VZ Secured Financing BV 5% 1/15/32 (b)		40,000	32,610
Ziggo BV 4.875% 1/15/30 (b)		1,285,000	1,080,107
			364,652,001
Wireless Telecommunication Services - 0.5%
AXIAN Telecom 7.375% 2/16/27 (b)		930,000	842,813
Bharti Airtel International BV 5.35% 5/20/24 (b)		1,045,000	1,040,925
CT Trust 5.125% 2/3/32 (b)		1,425,000	1,168,500
Digicel Group Ltd. 6.75% (b)(c)		404,000	19,695
Intelsat Jackson Holdings SA 6.5% 3/15/30 (b)		4,488,000	4,115,102
Millicom International Cellular SA:
4.5% 4/27/31(b)		4,410,000	3,463,349
5.125% 1/15/28(b)		441,000	395,246
MTN (Mauritius) Investments Ltd.:
4.755% 11/11/24(b)		405,000	393,012
6.5% 10/13/26(b)		456,000	446,962
Rogers Communications, Inc.:
3.2% 3/15/27		9,947,000	9,195,212
3.8% 3/15/32		8,681,000	7,424,633
Sprint Corp.:
7.125% 6/15/24		5,015,000	5,054,779
7.625% 2/15/25		2,380,000	2,426,838
7.625% 3/1/26		3,560,000	3,690,040
7.875% 9/15/23		1,345,000	1,345,578
T-Mobile U.S.A., Inc.:
2.25% 11/15/31		10,000,000	7,947,195
3.75% 4/15/27		12,950,000	12,273,936
3.875% 4/15/30		23,000,000	20,992,679
4.375% 4/15/40		2,795,000	2,401,995
4.5% 4/15/50		5,491,000	4,535,663
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S)(d)	GBP	2,300,000	2,724,516
6.25% 10/3/78 (Reg. S)(d)		1,859,000	1,826,653
7% 4/4/79(d)		60,000	60,433
VTR Comunicaciones SpA:
4.375% 4/15/29(b)		310,000	188,830
5.125% 1/15/28(b)		1,108,000	681,836
			94,656,420
TOTAL COMMUNICATION SERVICES			598,515,248

CONSUMER DISCRETIONARY - 1.3%
Automobile Components - 0.1%
Adient Global Holdings Ltd. 7% 4/15/28 (b)		385,000	388,961
American Axle & Manufacturing, Inc.:
5% 10/1/29		20,000	16,465
6.5% 4/1/27		20,000	18,955
Clarios Global LP 6.75% 5/15/25 (b)		40,000	39,985
Clarios Global LP / Clarios U.S. Finance Co.:
6.25% 5/15/26(b)		40,000	39,615
8.5% 5/15/27(b)		40,000	40,403
Dana Financing Luxembourg SARL 5.75% 4/15/25 (b)		260,000	254,751
Dana, Inc.:
4.25% 9/1/30		520,000	427,580
5.375% 11/15/27		500,000	473,012
5.625% 6/15/28		20,000	18,827
FXI Holdings, Inc. 12.25% 11/15/26 (b)		20,000	17,950
Hertz Corp. 5% 12/1/29 (b)		370,000	304,212
IHO Verwaltungs GmbH 4.75% 9/15/26 pay-in-kind (b)(d)		255,000	238,015
Macquarie AirFinance Holdings 8.375% 5/1/28 (b)		1,395,000	1,424,323
Metalsa SA de CV 3.75% 5/4/31 (b)		660,000	512,239
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (b)		1,180,000	752,561
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	900,000	977,838
The Goodyear Tire & Rubber Co.:
4.875% 3/15/27		20,000	18,814
5% 7/15/29		20,000	17,750
5.25% 4/30/31		20,000	17,545
5.25% 7/15/31		20,000	17,225
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	800,000	796,997
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	1,800,000	1,729,809
ZF North America Capital, Inc.:
4.75% 4/29/25(b)		1,525,000	1,481,614
6.875% 4/14/28(b)		700,000	697,743
7.125% 4/14/30(b)		700,000	709,133
			11,432,322
Automobiles - 0.1%
Aston Martin Capital Holdings Ltd. 10.5% 11/30/25 (b)		40,000	40,650
Ford Motor Co.:
3.25% 2/12/32		1,840,000	1,436,204
4.346% 12/8/26		520,000	501,939
4.75% 1/15/43		640,000	478,407
5.291% 12/8/46		255,000	200,242
6.1% 8/19/32		3,850,000	3,679,322
7.4% 11/1/46		515,000	524,500
General Motors Financial Co., Inc. 5.15% 8/15/26 (Reg. S)	GBP	820,000	1,009,656
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.9311% 10/15/26 (b)(d)(e)		8,720,000	8,691,166
			16,562,086
Broadline Retail - 0.1%
Alibaba Group Holding Ltd. 2.125% 2/9/31		435,000	348,261
Cmg Media Corp. 8.875% 12/15/27 (b)		20,000	15,709
JD.com, Inc. 3.375% 1/14/30		1,420,000	1,247,924
John Lewis PLC 6.125% 1/21/25	GBP	8,381,000	10,339,181
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	100,000	117,432
4.5% 7/10/27 (Reg. S)	GBP	700,000	805,097
Match Group Holdings II LLC:
3.625% 10/1/31(b)		385,000	313,856
4.125% 8/1/30(b)		870,000	746,129
5% 12/15/27(b)		2,095,000	1,965,828
Nordstrom, Inc.:
4.25% 8/1/31		1,180,000	887,690
4.375% 4/1/30		775,000	619,206
Prosus NV:
3.061% 7/13/31(b)		685,000	519,107
3.68% 1/21/30(b)		840,000	688,850
4.027% 8/3/50(b)		1,110,000	655,855
4.193% 1/19/32(b)		455,000	369,972
			19,640,097
Distributors - 0.0%
Inchcape PLC 6.5% 6/9/28 (Reg. S)	GBP	1,600,000	2,022,405
Windsor Holdings III, LLC 8.5% 6/15/30 (b)		1,505,000	1,511,565
			3,533,970
Diversified Consumer Services - 0.1%
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)		8,765,000	8,495,301
Grand Canyon University 4.125% 10/1/24		20,000	18,921
Service Corp. International:
3.375% 8/15/30		20,000	16,510
4% 5/15/31		1,115,000	945,353
4.625% 12/15/27		520,000	488,800
5.125% 6/1/29		700,000	658,875
Sotheby's 7.375% 10/15/27 (b)		1,450,000	1,320,017
TKC Holdings, Inc. 10.5% 5/15/29 (b)		20,000	16,600
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)		3,330,000	3,088,220
			15,048,597
Hotels, Restaurants & Leisure - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28(b)		1,115,000	1,014,141
4% 10/15/30(b)		2,149,000	1,820,528
4.375% 1/15/28(b)		20,000	18,357
5.75% 4/15/25(b)		560,000	555,859
Affinity Gaming LLC 6.875% 12/15/27 (b)		3,755,000	3,324,875
Aramark Services, Inc.:
5% 4/1/25(b)		20,000	19,756
5% 2/1/28(b)		1,338,000	1,248,241
6.375% 5/1/25(b)		3,155,000	3,160,316
Boyd Gaming Corp.:
4.75% 12/1/27		20,000	18,724
4.75% 6/15/31(b)		20,000	17,616
Caesars Entertainment, Inc.:
4.625% 10/15/29(b)		40,000	35,013
6.25% 7/1/25(b)		2,570,000	2,550,050
7% 2/15/30(b)		2,410,000	2,419,223
8.125% 7/1/27(b)		3,557,000	3,611,536
Caesars Resort Collection LLC 5.75% 7/1/25 (b)		2,625,000	2,626,880
Carnival Corp.:
5.75% 3/1/27(b)		4,965,000	4,664,538
6% 5/1/29(b)		2,225,000	2,013,878
6.65% 1/15/28		225,000	208,505
7% 8/15/29(b)		715,000	725,467
7.625% 3/1/26(b)		4,300,000	4,286,944
10.5% 6/1/30(b)		3,145,000	3,349,834
Carnival Holdings (Bermuda) Ltd. 10.375% 5/1/28 (b)		60,000	65,255
Cedar Fair LP/Canada's Wonderland Co. 5.375% 4/15/27		20,000	18,908
Constellation Merger Sub, Inc. 8.5% 9/15/25 (b)		350,000	292,250
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29(b)		500,000	432,535
6.75% 1/15/30(b)		2,430,000	2,006,633
Garden SpinCo Corp. 8.625% 7/20/30 (b)		580,000	619,220
GENM Capital Labuan Ltd. 3.882% 4/19/31 (b)		860,000	685,592
Golden Entertainment, Inc. 7.625% 4/15/26 (b)		2,450,000	2,431,625
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32(b)		4,895,000	4,093,666
3.75% 5/1/29(b)		370,000	325,969
4% 5/1/31(b)		2,360,000	2,051,326
4.875% 1/15/30		20,000	18,658
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (b)		795,000	670,250
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	2,210,000	2,447,524
International Game Technology PLC:
4.125% 4/15/26(b)		20,000	18,986
5.25% 1/15/29(b)		20,000	18,807
Jacobs Entertainment, Inc. 6.75% 2/15/29 (b)		700,000	634,382
Las Vegas Sands Corp.:
2.9% 6/25/25		520,000	491,071
3.2% 8/8/24		20,000	19,363
3.5% 8/18/26		520,000	482,186
3.9% 8/8/29		20,000	17,607
Life Time, Inc. 8% 4/15/26 (b)		1,950,000	1,935,375
Lindblad Expeditions LLC 6.75% 2/15/27 (b)		325,000	313,888
MajorDrive Holdings IV LLC 6.375% 6/1/29 (b)		2,155,000	1,775,849
Marriott Ownership Resorts, Inc.:
4.5% 6/15/29(b)		225,000	190,130
4.75% 1/15/28		775,000	691,688
McDonald's Corp. 3.5% 7/1/27		3,551,000	3,370,484
Meituan:
2.125% 10/28/25(b)		995,000	914,365
3.05% 10/28/30(b)		665,000	523,734
Melco Resorts Finance Ltd.:
4.875% 6/6/25(b)		20,000	18,998
5.375% 12/4/29(b)		40,000	33,407
5.625% 7/17/27(b)		20,000	17,875
MGM China Holdings Ltd.:
5.25% 6/18/25(b)		20,000	19,152
5.375% 5/15/24(b)		20,000	19,707
5.875% 5/15/26(b)		20,000	19,045
MGM Resorts International:
4.625% 9/1/26		20,000	18,837
5.75% 6/15/25		20,000	19,726
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)		1,000,000	954,950
NCL Corp. Ltd.:
3.625% 12/15/24(b)		20,000	19,157
5.875% 3/15/26(b)		690,000	650,586
5.875% 2/15/27(b)		20,000	19,374
7.75% 2/15/29(b)		1,480,000	1,406,003
NCL Finance Ltd. 6.125% 3/15/28 (b)		475,000	428,260
Ontario Gaming GTA LP 8% 8/1/30 (b)		80,000	80,863
Premier Entertainment Sub LLC 5.875% 9/1/31 (b)		20,000	15,464
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26(b)		2,850,000	2,657,169
5.375% 7/15/27(b)		1,095,000	1,030,412
5.5% 8/31/26(b)		3,920,000	3,756,211
5.5% 4/1/28(b)		3,635,000	3,401,813
7.25% 1/15/30(b)		640,000	649,726
11.625% 8/15/27(b)		520,000	566,350
Scientific Games Corp.:
7% 5/15/28(b)		20,000	19,925
7.25% 11/15/29(b)		20,000	20,084
7.5% 9/1/31(b)		995,000	1,008,898
Six Flags Entertainment Corp. 5.5% 4/15/27 (b)		20,000	18,825
Station Casinos LLC 4.5% 2/15/28 (b)		1,190,000	1,065,050
Studio City Finance Ltd.:
5% 1/15/29(b)		20,000	14,951
6% 7/15/25(b)		20,000	18,750
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (b)		352,000	340,573
Times Square Hotel Trust 8.528% 8/1/26 (b)		328,174	324,314
Viking Cruises Ltd.:
5.875% 9/15/27(b)		20,000	18,700
9.125% 7/15/31(b)		440,000	454,581
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (b)		475,000	441,599
Voc Escrow Ltd. 5% 2/15/28 (b)		670,000	621,888
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	2,210,000	2,393,385
3.375% 10/16/25 (Reg. S)	GBP	3,300,000	3,913,268
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (b)		1,345,000	1,226,639
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.5% 3/1/25 (b)		40,000	39,515
Wynn Macau Ltd.:
5.5% 1/15/26(b)		20,000	18,703
5.625% 8/26/28(b)		40,000	35,050
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (b)		640,000	628,932
Yum! Brands, Inc.:
3.625% 3/15/31		660,000	559,697
4.625% 1/31/32		2,610,000	2,335,314
4.75% 1/15/30(b)		520,000	478,851
5.375% 4/1/32		510,000	478,636
			97,526,820
Household Durables - 0.0%
Adams Homes, Inc. 7.5% 2/15/25 (b)		280,000	274,649
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (b)		690,000	597,813
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.25% 9/15/27 (b)		20,000	18,355
Newell Brands, Inc.:
4.7% 4/1/26		660,000	632,350
4.875% 6/1/25		20,000	19,409
6% 4/1/46(f)		510,000	413,874
6.375% 9/15/27		620,000	607,374
6.625% 9/15/29		715,000	707,610
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (b)		565,000	564,527
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,950,000	1,656,913
TopBuild Corp. 4.125% 2/15/32 (b)		990,000	824,175
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24		35,000	34,913
TRI Pointe Homes, Inc. 5.7% 6/15/28		255,000	241,750
			6,593,712
Leisure Products - 0.0%
Mattel, Inc.:
3.375% 4/1/26(b)		3,205,000	2,983,554
3.75% 4/1/29(b)		4,375,000	3,888,993
5.45% 11/1/41		510,000	439,005
5.875% 12/15/27(b)		2,075,000	2,035,165
			9,346,717
Specialty Retail - 0.4%
Asbury Automotive Group, Inc.:
4.625% 11/15/29(b)		20,000	17,644
4.75% 3/1/30		20,000	17,533
AutoNation, Inc. 4.75% 6/1/30		1,671,000	1,556,318
AutoZone, Inc.:
4% 4/15/30		11,145,000	10,312,455
4.75% 8/1/32		15,000,000	14,347,754
Bath & Body Works, Inc.:
6.625% 10/1/30(b)		40,000	39,013
6.694% 1/15/27		480,000	480,150
Carvana Co.:
4.875% 9/1/29(b)		1,637,000	976,969
5.5% 4/15/27(b)		775,000	565,750
5.875% 10/1/28(b)		455,000	279,825
9% 12/1/28 pay-in-kind(b)		484,000	416,240
9% 6/1/30 pay-in-kind(b)		724,000	622,640
9% 6/1/31 pay-in-kind(b)		858,000	737,880
10.25% 5/1/30(b)		120,000	93,025
Foot Locker, Inc. 4% 10/1/29 (b)		840,000	632,243
Gap, Inc. 3.875% 10/1/31 (b)		20,000	14,493
Jaguar Land Rover Automotive PLC 7.75% 10/15/25 (b)		20,000	20,069
LBM Acquisition LLC 6.25% 1/15/29 (b)		2,695,000	2,351,607
LCM Investments Holdings 8.25% 8/1/31 (b)		655,000	655,419
Lithia Motors, Inc.:
3.875% 6/1/29(b)		20,000	17,171
4.625% 12/15/27(b)		20,000	18,473
Lowe's Companies, Inc.:
3.35% 4/1/27		1,437,000	1,352,336
3.75% 4/1/32		27,423,000	24,570,223
4.45% 4/1/62		20,496,000	15,984,503
Michaels Companies, Inc.:
5.25% 5/1/28(b)		1,020,000	850,425
7.875% 5/1/29(b)		825,000	571,890
O'Reilly Automotive, Inc. 4.2% 4/1/30		2,481,000	2,326,305
Penske Automotive Group, Inc.:
3.5% 9/1/25		20,000	19,044
3.75% 6/15/29		20,000	17,161
PetSmart, Inc. / PetSmart Finance Corp. 7.75% 2/15/29 (b)		20,000	19,100
QVC, Inc.:
4.45% 2/15/25		20,000	17,981
4.75% 2/15/27		20,000	13,202
Sally Holdings LLC 5.625% 12/1/25		1,360,000	1,350,797
Valvoline, Inc. 4.25% 2/15/30 (b)		1,255,000	1,233,580
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	1,600,000	1,461,655
Victoria's Secret & Co. 4.625% 7/15/29 (b)		925,000	669,729
			84,630,602
Textiles, Apparel & Luxury Goods - 0.0%
Crocs, Inc.:
4.125% 8/15/31(b)		840,000	665,700
4.25% 3/15/29(b)		500,000	421,610
Hanesbrands, Inc. 4.875% 5/15/26 (b)		520,000	486,096
Kering SA 3.875% 9/5/35 (Reg. S)	EUR	1,300,000	1,407,512
Kontoor Brands, Inc. 4.125% 11/15/29 (b)		410,000	348,246
Levi Strauss & Co. 3.5% 3/1/31 (b)		835,000	678,463
The William Carter Co. 5.625% 3/15/27 (b)		500,000	484,720
Wolverine World Wide, Inc. 4% 8/15/29 (b)		2,280,000	1,707,743
			6,200,090
TOTAL CONSUMER DISCRETIONARY			270,515,013

CONSUMER STAPLES - 1.5%
Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36		13,110,000	12,547,705
4.9% 2/1/46		16,343,000	15,203,060
Anheuser-Busch InBev SA NV 9.75% 7/30/24	GBP	175,000	229,232
Anheuser-Busch InBev Worldwide, Inc.:
4.75% 4/15/58		10,214,000	9,142,824
5.45% 1/23/39		9,200,000	9,339,080
5.55% 1/23/49		21,036,000	21,547,321
5.8% 1/23/59 (Reg. S)		22,287,000	23,369,992
Central American Bottling Corp. 5.25% 4/27/29 (b)		845,000	768,950
Constellation Brands, Inc. 4.75% 5/9/32		20,000,000	19,170,882
Primo Water Holdings, Inc. 4.375% 4/30/29 (b)		2,595,000	2,277,113
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)		6,830,000	5,805,871
			119,402,030
Consumer Staples Distribution & Retail - 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26(b)		345,000	320,668
3.5% 3/15/29(b)		3,170,000	2,742,115
4.625% 1/15/27(b)		20,000	18,889
4.875% 2/15/30(b)		1,860,000	1,706,567
C&S Group Enterprises LLC 5% 12/15/28 (b)		2,070,000	1,597,302
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (b)		1,065,000	993,049
Performance Food Group, Inc.:
4.25% 8/1/29(b)		20,000	17,601
5.5% 10/15/27(b)		1,314,000	1,265,261
6.875% 5/1/25(b)		500,000	500,740
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (b)		522,000	503,730
Sysco Corp.:
5.95% 4/1/30		4,765,000	4,934,945
6.6% 4/1/50		7,190,000	7,927,470
Tesco Corporate Treasury Services PLC 5.5% 2/27/35 (Reg. S)	GBP	2,850,000	3,366,043
U.S. Foods, Inc.:
4.625% 6/1/30(b)		580,000	515,517
4.75% 2/15/29(b)		1,655,000	1,510,554
United Natural Foods, Inc. 6.75% 10/15/28 (b)		255,000	212,288
			28,132,739
Food Products - 0.5%
Adecoagro SA 6% 9/21/27 (b)		990,000	936,005
B&G Foods, Inc. 5.25% 4/1/25		20,000	19,562
Camposol SA 6% 2/3/27 (b)		450,000	309,780
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (b)		510,000	457,653
Darling Ingredients, Inc.:
5.25% 4/15/27(b)		20,000	19,447
6% 6/15/30(b)		850,000	830,735
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27		17,765,000	15,968,870
3% 5/15/32		18,025,000	14,234,225
3.625% 1/15/32		27,395,000	22,482,581
5.125% 2/1/28		7,390,000	7,182,224
5.5% 1/15/30		3,285,000	3,180,683
5.75% 4/1/33		15,215,000	14,480,637
JDE Peet's BV 2.25% 9/24/31 (b)		3,800,000	2,921,979
Lamb Weston Holdings, Inc.:
4.125% 1/31/30(b)		3,330,000	2,928,525
4.375% 1/31/32(b)		660,000	572,831
MARB BondCo PLC 3.95% 1/29/31 (b)		620,000	481,275
Pilgrim's Pride Corp.:
3.5% 3/1/32		640,000	515,398
4.25% 4/15/31		810,000	700,745
5.875% 9/30/27(b)		520,000	514,366
Post Holdings, Inc.:
4.5% 9/15/31(b)		40,000	34,459
4.625% 4/15/30(b)		1,275,000	1,129,628
5.5% 12/15/29(b)		2,009,000	1,858,434
5.625% 1/15/28(b)		20,000	19,178
5.75% 3/1/27(b)		1,000,000	977,300
TreeHouse Foods, Inc. 4% 9/1/28		735,000	629,109
			93,385,629
Household Products - 0.0%
Central Garden & Pet Co. 4.125% 10/15/30		20,000	17,214
Energizer Holdings, Inc. 4.375% 3/31/29 (b)		20,000	17,130
			34,344
Personal Care Products - 0.0%
BellRing Brands, Inc. 7% 3/15/30 (b)		510,000	510,213
Coty, Inc.:
5% 4/15/26(b)		20,000	19,226
6.5% 4/15/26(b)		20,000	19,946
Edgewell Personal Care Co. 5.5% 6/1/28 (b)		20,000	18,850
Natura Cosmeticos SA 4.125% 5/3/28 (b)		290,000	252,141
Prestige Brands, Inc. 3.75% 4/1/31 (b)		20,000	16,550
			836,926
Tobacco - 0.3%
Altria Group, Inc.:
4.25% 8/9/42		10,924,000	8,275,077
4.5% 5/2/43		7,299,000	5,688,268
4.8% 2/14/29		1,994,000	1,932,043
5.375% 1/31/44		13,161,000	12,220,336
5.95% 2/14/49		2,582,000	2,404,133
Imperial Tobacco Finance PLC:
3.5% 7/26/26(b)		8,401,000	7,892,291
4.25% 7/21/25(b)		6,702,000	6,481,179
6.125% 7/27/27(b)		7,555,000	7,637,707
Reynolds American, Inc.:
4.45% 6/12/25		3,319,000	3,247,060
5.7% 8/15/35		1,538,000	1,422,529
5.85% 8/15/45		12,953,000	11,251,855
6.15% 9/15/43		1,637,000	1,498,458
7.25% 6/15/37		1,835,000	1,928,786
			71,879,722
TOTAL CONSUMER STAPLES			313,671,390

ENERGY - 4.0%
Energy Equipment & Services - 0.1%
Archrock Partners LP / Archrock Partners Finance Corp. 6.875% 4/1/27 (b)		20,000	19,663
CGG SA 8.75% 4/1/27 (b)		2,575,000	2,216,026
Guara Norte SARL 5.198% 6/15/34 (b)		835,626	731,172
Halliburton Co.:
3.8% 11/15/25		86,000	83,862
4.85% 11/15/35		3,103,000	2,909,326
Jonah Energy Parent LLC 12% 11/5/25 (g)(h)		808,041	824,202
Nabors Industries Ltd. 7.25% 1/15/26 (b)		20,000	19,239
Nabors Industries, Inc. 7.375% 5/15/27 (b)		20,000	19,518
NuStar Logistics LP:
5.625% 4/28/27		20,000	19,405
5.75% 10/1/25		20,000	19,613
Oleoducto Central SA 4% 7/14/27 (b)		802,000	714,281
Seadrill Finance Ltd. 8.375% 8/1/30 (b)		615,000	630,375
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)		2,024,000	2,041,791
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		400,000	410,612
Summit Midstream Holdings LLC 9% 10/15/26 (b)		20,000	19,300
Technip Energies NV 1.125% 5/28/28	EUR	1,655,000	1,557,149
The Oil and Gas Holding Co.:
7.5% 10/25/27(b)		903,000	916,184
8.375% 11/7/28(b)		260,000	273,842
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)		855,000	849,699
Transocean Titan Finance Ltd. 8.375% 2/1/28 (b)		20,000	20,554
Transocean, Inc.:
7.25% 11/1/25(b)		645,000	633,713
7.5% 1/15/26(b)		1,250,000	1,229,894
8% 2/1/27(b)		3,600,000	3,511,872
8.75% 2/15/30(b)		1,524,750	1,559,842
U.S.A. Compression Partners LP:
6.875% 4/1/26		20,000	19,775
6.875% 9/1/27		20,000	19,497
Valaris Ltd. 8.375% 4/30/30 (b)		2,620,000	2,668,601
Weatherford International Ltd.:
6.5% 9/15/28(b)		20,000	20,047
8.625% 4/30/30(b)		40,000	40,920
			23,999,974
Oil, Gas & Consumable Fuels - 3.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29(b)		20,000	18,741
5.75% 3/1/27(b)		1,140,000	1,104,904
5.75% 1/15/28(b)		20,000	19,152
7.875% 5/15/26(b)		1,140,000	1,159,822
Antero Resources Corp.:
5.375% 3/1/30(b)		20,000	18,699
7.625% 2/1/29(b)		500,000	512,404
Ascent Resources - Utica LLC/ARU Finance Corp. 7% 11/1/26 (b)		20,000	19,883
Buckeye Partners LP 3.95% 12/1/26		20,000	18,447
California Resources Corp. 7.125% 2/1/26 (b)		880,000	882,260
Callon Petroleum Co. 8% 8/1/28 (b)		20,000	20,282
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.75% 7/15/28 (b)		970,000	964,214
Canadian Natural Resources Ltd.:
2.95% 7/15/30		12,000,000	10,237,749
5.85% 2/1/35		3,955,000	3,843,762
Cenovus Energy, Inc.:
3.75% 2/15/52		12,540,000	8,800,629
5.4% 6/15/47		2,296,000	2,063,876
6.75% 11/15/39		1,902,000	1,972,080
Centennial Resource Production LLC:
5.875% 7/1/29(b)		1,855,000	1,780,800
7.75% 2/15/26(b)		910,000	917,507
Chesapeake Energy Corp. 6.75% 4/15/29 (b)		20,000	19,854
Citgo Holding, Inc. 9.25% 8/1/24 (b)		675,000	675,135
Citgo Petroleum Corp.:
6.375% 6/15/26(b)		2,900,000	2,832,024
7% 6/15/25(b)		4,260,000	4,217,400
CNX Resources Corp.:
6% 1/15/29(b)		20,000	19,047
7.25% 3/14/27(b)		640,000	639,345
7.375% 1/15/31(b)		1,350,000	1,347,490
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30(b)		2,382,000	2,402,810
6.036% 11/15/33(b)		6,422,000	6,487,827
6.497% 8/15/43(b)		1,920,000	1,946,100
6.544% 11/15/53(b)		3,456,000	3,532,741
6.714% 8/15/63(b)		2,069,000	2,114,939
Comstock Resources, Inc.:
5.875% 1/15/30(b)		1,545,000	1,364,593
6.75% 3/1/29(b)		1,990,000	1,861,997
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27(b)		8,202,000	7,955,940
5.75% 4/1/25		3,967,000	3,933,400
6% 2/1/29(b)		580,000	569,398
7.375% 2/1/31(b)		1,235,000	1,272,248
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29(b)		1,580,000	1,467,362
5.625% 10/15/25(b)		200,000	196,842
CVR Energy, Inc.:
5.25% 2/15/25(b)		3,700,000	3,589,170
5.75% 2/15/28(b)		4,053,000	3,689,527
DCP Midstream Operating LP:
5.125% 5/15/29		7,248,000	7,067,523
6.45% 11/3/36(b)		4,987,000	5,080,800
Delek Logistics Partners LP 7.125% 6/1/28 (b)		4,115,000	3,825,222
Delek Overriding Royalty Levia 7.494% 12/30/23 (Reg. S) (b)		1,870,000	1,855,975
DT Midstream, Inc.:
4.125% 6/15/29(b)		1,185,000	1,049,814
4.375% 6/15/31(b)		660,000	571,371
Ecopetrol SA:
4.625% 11/2/31		600,000	471,330
8.875% 1/13/33		1,410,000	1,425,545
EG Global Finance PLC:
6.75% 2/7/25(b)		3,110,000	3,064,345
8.5% 10/30/25(b)		7,215,000	7,142,889
EIG Pearl Holdings SARL 3.545% 8/31/36 (b)		2,530,000	2,099,166
Empresa Nacional de Petroleo 6.15% 5/10/33 (b)		545,000	536,236
Enbridge, Inc. 4% 10/1/23		5,655,000	5,645,449
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)		2,219,000	2,170,626
Energean Israel Finance Ltd.:
4.875% 3/30/26 (Reg. S)(b)		1,095,000	1,026,727
8.5% 9/30/33 (Reg. S)(b)		450,000	455,625
Energean PLC 6.5% 4/30/27 (b)		770,000	702,317
Energy Transfer LP:
3.75% 5/15/30		24,728,000	22,085,229
3.9% 5/15/24(d)		1,542,000	1,519,158
4.2% 9/15/23		2,098,000	2,096,964
4.95% 6/15/28		7,159,000	6,933,433
5% 5/15/50		21,347,000	17,571,453
5.25% 4/15/29		4,040,000	3,947,199
5.4% 10/1/47		19,219,000	16,554,258
5.8% 6/15/38		3,992,000	3,784,030
6% 6/15/48		3,699,000	3,419,304
6.125% 12/15/45		900,000	845,212
6.25% 4/15/49		2,774,000	2,655,566
EnLink Midstream LLC:
5.375% 6/1/29		20,000	19,071
5.625% 1/15/28(b)		2,155,000	2,084,682
6.5% 9/1/30(b)		2,475,000	2,481,326
EnLink Midstream Partners LP:
4.15% 6/1/25		625,000	604,888
4.85% 7/15/26		1,130,000	1,084,800
EQM Midstream Partners LP:
4% 8/1/24		1,555,000	1,516,856
4.75% 1/15/31(b)		540,000	477,187
6% 7/1/25(b)		145,000	143,677
6.5% 7/1/27(b)		620,000	616,077
6.5% 7/15/48		260,000	236,014
FEL Energy VI SARL 5.75% 12/1/40 (b)		534,670	451,262
Galaxy Pipeline Assets BidCo Ltd.:
2.16% 3/31/34(b)		479,034	403,754
2.625% 3/31/36(b)		2,575,000	2,033,323
Genesis Energy LP/Genesis Energy Finance Corp.:
6.5% 10/1/25		20,000	19,734
7.75% 2/1/28		20,000	19,461
GeoPark Ltd. 5.5% 1/17/27 (b)		1,020,000	871,080
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29		1,730,000	1,634,850
7% 8/1/27		3,662,000	3,607,070
Golar LNG Ltd. 7% 10/20/25 (b)		2,070,000	2,036,694
Harvest Midstream I LP 7.5% 9/1/28 (b)		2,310,000	2,315,063
Hess Corp.:
5.6% 2/15/41		10,536,000	9,905,905
5.8% 4/1/47		13,479,000	12,863,774
7.125% 3/15/33		2,041,000	2,224,220
7.3% 8/15/31		4,951,000	5,405,150
7.875% 10/1/29		8,500,000	9,393,492
Hess Midstream Partners LP:
4.25% 2/15/30(b)		800,000	703,280
5.125% 6/15/28(b)		2,915,000	2,734,333
5.5% 10/15/30(b)		640,000	599,149
5.625% 2/15/26(b)		3,025,000	2,960,053
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (b)		2,650,000	2,485,875
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (b)		2,670,000	2,765,025
ITT Holdings LLC 6.5% 8/1/29 (b)		20,000	18,050
KazMunaiGaz National Co.:
3.5% 4/14/33(b)		645,000	484,272
5.375% 4/24/30(b)		370,000	336,493
5.75% 4/19/47(b)		250,000	200,858
Kinder Morgan Energy Partners LP:
5.5% 3/1/44		15,589,000	13,907,007
6.55% 9/15/40		686,000	681,569
Kinder Morgan, Inc.:
5.05% 2/15/46		1,762,000	1,484,570
5.55% 6/1/45		4,783,000	4,322,651
Kosmos Energy Ltd. 7.125% 4/4/26 (b)		2,695,000	2,472,878
Leviathan Bond Ltd.:
6.125% 6/30/25 (Reg. S)(b)		1,200,000	1,172,016
6.5% 6/30/27 (Reg. S)(b)		115,000	110,975
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (b)		1,860,034	1,229,948
Medco Laurel Tree PTE Ltd. 6.95% 11/12/28 (b)		890,000	808,227
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (b)		575,000	562,862
Medco Platinum Road Pte Ltd. 6.75% 1/30/25 (b)		700,000	690,543
MEG Energy Corp.:
5.875% 2/1/29(b)		20,000	19,107
7.125% 2/1/27(b)		500,000	506,308
Mesquite Energy, Inc. 7.25% (b)(c)(h)		4,592,000	0
Moss Creek Resources Holdings, Inc. 7.5% 1/15/26 (b)		20,000	19,144
MPLX LP:
4.8% 2/15/29		2,198,000	2,117,884
4.875% 12/1/24		4,860,000	4,796,726
4.95% 9/1/32		14,675,000	13,863,741
5.5% 2/15/49		6,593,000	5,874,478
Murphy Oil Corp. 6.375% 7/15/28		20,000	19,988
Murphy Oil U.S.A., Inc.:
3.75% 2/15/31(b)		647,000	544,256
4.75% 9/15/29		20,000	18,352
NAK Naftogaz Ukraine:
7.375% (Reg. S)(c)		955,000	577,775
7.625% 11/8/26(b)		305,000	118,950
New Fortress Energy, Inc.:
6.5% 9/30/26(b)		18,326,000	17,034,432
6.75% 9/15/25(b)		9,649,300	9,325,855
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (b)		1,775,000	1,767,146
Northern Oil & Gas, Inc.:
8.125% 3/1/28(b)		2,050,000	2,054,941
8.75% 6/15/31(b)		630,000	643,557
Nostrum Oil & Gas Finance BV:
5% 6/30/26(b)		899,000	538,825
14% 6/30/26 pay-in-kind(b)(d)		1,275,497	306,119
Occidental Petroleum Corp.:
4.2% 3/15/48		640,000	469,865
4.4% 4/15/46		1,920,000	1,473,254
4.4% 8/15/49		895,000	637,769
4.5% 7/15/44		1,575,000	1,141,497
5.5% 12/1/25		635,000	628,418
5.55% 3/15/26		10,081,000	9,996,118
5.875% 9/1/25		925,000	920,131
6.125% 1/1/31		1,400,000	1,410,640
6.45% 9/15/36		10,256,000	10,487,119
6.6% 3/15/46		10,444,000	10,748,651
6.625% 9/1/30		5,930,000	6,121,525
7.5% 5/1/31		15,894,000	17,221,172
7.875% 9/15/31		465,000	515,016
7.95% 6/15/39		320,000	358,948
8.5% 7/15/27		20,000	21,617
8.875% 7/15/30		2,765,000	3,169,934
Parkland Corp.:
4.5% 10/1/29(b)		830,000	731,328
4.625% 5/1/30(b)		3,955,000	3,486,609
PBF Holding Co. LLC/PBF Finance Corp.:
7.25% 6/15/25		40,000	40,003
7.875% 9/15/30(b)		3,250,000	3,233,913
Petroleos de Venezuela SA:
5.375%(c)		353,900	20,770
6%(b)(c)		1,619,833	97,190
6%(b)(c)		1,847,331	102,264
12.75%(b)(c)		98,000	5,751
Petroleos Mexicanos:
4.5% 1/23/26		13,054,000	11,467,939
5.95% 1/28/31		38,105,000	27,524,766
6.35% 2/12/48		31,726,000	18,957,078
6.49% 1/23/27		14,935,000	13,025,411
6.5% 3/13/27		42,674,000	37,257,603
6.5% 6/2/41		255,000	157,769
6.625% 6/15/35		3,392,000	2,317,160
6.7% 2/16/32		11,667,000	8,776,501
6.75% 9/21/47		18,053,000	11,082,556
6.84% 1/23/30		33,047,000	26,021,208
6.875% 10/16/25		575,000	544,502
6.875% 8/4/26		1,070,000	972,470
6.95% 1/28/60		16,303,000	9,989,663
7.69% 1/23/50		31,233,000	20,794,931
Petronas Capital Ltd.:
3.404% 4/28/61(b)		1,050,000	705,800
3.5% 4/21/30(b)		335,000	304,331
Petrorio Luxembourg SARL 6.125% 6/9/26 (b)		575,000	552,288
Phillips 66 Co. 3.85% 4/9/25		1,307,000	1,271,734
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		2,689,000	2,364,011
3.6% 11/1/24		2,794,000	2,720,061
PT Adaro Indonesia 4.25% 10/31/24 (b)		1,565,000	1,507,471
PT Pertamina Persero 4.175% 1/21/50 (b)		405,000	306,646
Qatar Petroleum:
1.375% 9/12/26(b)		2,205,000	1,973,673
2.25% 7/12/31(b)		2,080,000	1,710,280
3.125% 7/12/41(b)		2,485,000	1,820,188
3.3% 7/12/51(b)		1,545,000	1,082,381
Range Resources Corp.:
4.75% 2/15/30(b)		20,000	18,059
4.875% 5/15/25		520,000	508,300
8.25% 1/15/29		500,000	519,075
Rockies Express Pipeline LLC:
3.6% 5/15/25(b)		20,000	18,866
4.8% 5/15/30(b)		110,000	96,095
4.95% 7/15/29(b)		1,290,000	1,180,715
6.875% 4/15/40(b)		490,000	440,783
SA Global Sukuk Ltd. 1.602% 6/17/26 (b)		1,260,000	1,141,069
Sabine Pass Liquefaction LLC 4.5% 5/15/30		17,428,000	16,400,673
Saudi Arabian Oil Co.:
2.25% 11/24/30(b)		1,880,000	1,542,615
3.25% 11/24/50(b)		1,205,000	796,264
3.5% 4/16/29(b)		2,140,000	1,956,238
3.5% 11/24/70(b)		645,000	404,692
4.25% 4/16/39(b)		2,995,000	2,541,707
Sibur Securities DAC 2.95% (b)(c)(h)		330,000	222,750
Sinopec Group Overseas Development Ltd.:
1.45% 1/8/26(b)		530,000	484,500
2.7% 5/13/30(b)		325,000	286,608
SM Energy Co. 5.625% 6/1/25		845,000	832,215
Southwestern Energy Co.:
4.75% 2/1/32		1,190,000	1,054,168
5.375% 3/15/30		20,000	18,724
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		1,460,000	1,320,351
5.875% 3/15/28		1,270,000	1,233,554
6% 4/15/27		20,000	19,791
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28(b)		3,863,000	3,587,800
6% 3/1/27(b)		2,660,000	2,548,918
6% 12/31/30(b)		5,380,000	4,812,916
6% 9/1/31(b)		2,615,000	2,322,434
7.5% 10/1/25(b)		5,155,000	5,186,394
Teine Energy Ltd. 6.875% 4/15/29 (b)		500,000	463,750
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (b)		955,000	729,162
The Williams Companies, Inc.:
3.5% 11/15/30		18,443,000	16,335,565
4% 9/15/25		1,089,000	1,054,630
4.5% 11/15/23		2,658,000	2,649,599
4.65% 8/15/32		34,934,000	32,804,187
5.3% 8/15/52		3,368,000	3,032,506
5.75% 6/24/44		6,964,000	6,590,022
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30		2,221,000	1,957,574
Tullow Oil PLC:
7% 3/1/25(b)		455,000	310,952
10.25% 5/15/26(b)		1,300,000	1,075,750
Uzbekneftegaz JSC 4.75% 11/16/28 (b)		200,000	163,420
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29(b)		3,420,000	2,958,380
4.125% 8/15/31(b)		1,375,000	1,166,352
6.25% 1/15/30(b)		1,640,000	1,597,624
Western Gas Partners LP:
3.1% 2/1/25		2,712,000	2,597,156
3.95% 6/1/25		640,000	617,582
4.65% 7/1/26		2,854,000	2,760,251
4.75% 8/15/28		2,108,000	1,995,547
5.25% 2/1/50		1,280,000	1,035,930
5.3% 3/1/48		640,000	524,590
5.5% 8/15/48		385,000	320,261
			787,905,781
TOTAL ENERGY			811,905,755

FINANCIALS - 12.7%
Banks - 5.5%
Access Bank PLC 6.125% 9/21/26 (b)		1,015,000	862,547
AIB Group PLC:
1.875% 11/19/29 (Reg. S)(d)	EUR	1,000,000	1,031,314
2.25% 4/4/28 (Reg. S)(d)	EUR	5,000,000	4,995,091
3.625% 7/4/26 (Reg. S)(d)	EUR	1,800,000	1,920,499
4.625% 7/23/29 (Reg. S)(d)	EUR	300,000	324,385
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (d)	EUR	1,750,000	1,704,806
Bank of America Corp.:
2.299% 7/21/32(d)		18,130,000	14,298,274
3.419% 12/20/28(d)		8,456,000	7,754,205
3.705% 4/24/28(d)		11,813,000	11,057,854
3.95% 4/21/25		3,891,000	3,766,278
4.2% 8/26/24		14,710,000	14,448,076
4.25% 10/22/26		5,344,000	5,132,155
4.376% 4/27/28(d)		20,000,000	19,198,070
4.571% 4/27/33(d)		10,000,000	9,269,895
5.015% 7/22/33(d)		121,493,000	116,931,736
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S)(d)	EUR	5,545,000	5,340,499
2.029% 9/30/27(b)(d)		4,565,000	4,016,378
BankMuscat SAOG 4.75% 3/17/26 (Reg. S)		390,000	376,900
Barclays PLC:
2.852% 5/7/26(d)		17,739,000	16,765,519
4.375% 1/12/26		9,104,000	8,775,852
5.088% 6/20/30(d)		14,797,000	13,557,167
5.2% 5/12/26		6,970,000	6,763,294
5.262% 1/29/34 (Reg. S)(d)	EUR	940,000	1,020,592
5.746% 8/9/33(d)		1,073,000	1,028,173
5.829% 5/9/27(d)		23,950,000	23,730,405
6.224% 5/9/34(d)		14,092,000	13,917,254
7.437% 11/2/33(d)		950,000	1,016,753
8.407% 11/14/32 (Reg. S)(d)	GBP	1,350,000	1,729,229
BNP Paribas SA:
2.159% 9/15/29(b)(d)		5,025,000	4,204,000
2.219% 6/9/26(b)(d)		15,515,000	14,494,706
2.5% 3/31/32 (Reg. S)(d)	EUR	2,200,000	2,148,258
4.125% 5/24/33 (Reg. S)	EUR	3,500,000	3,811,446
BPCE SA 1.5% 1/13/42 (Reg. S) (d)	EUR	3,400,000	3,199,854
Citigroup, Inc.:
3.352% 4/24/25(d)		9,970,000	9,785,260
4.3% 11/20/26		3,067,000	2,946,609
4.4% 6/10/25		13,117,000	12,790,405
4.412% 3/31/31(d)		22,342,000	20,744,871
4.45% 9/29/27		10,486,000	10,023,168
4.6% 3/9/26		4,812,000	4,685,335
4.91% 5/24/33(d)		54,777,000	52,069,541
5.875% 7/1/24 (Reg. S)	GBP	850,000	1,070,302
Citizens Financial Group, Inc. 2.638% 9/30/32		5,802,000	4,231,781
Commerzbank AG 8.625% 2/28/33 (Reg. S) (d)	GBP	400,000	499,928
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(d)		5,339,000	4,527,591
Credit Agricole SA:
UK Government Bonds 1 Year + 2.180% 6.375% 6/14/31 (Reg. S)(d)(e)	GBP	2,600,000	3,293,048
1.25% 10/2/24 (Reg. S)	GBP	900,000	1,083,511
4.875% 10/23/29 (Reg. S)	GBP	600,000	716,923
Danske Bank A/S:
2.25% 1/14/28 (Reg. S)(d)	GBP	2,290,000	2,501,334
4.75% 6/21/30 (Reg. S)(d)	EUR	4,300,000	4,708,418
5.375% 1/12/24 (Reg. S)		3,650,000	3,636,089
HAT Holdings I LLC/HAT Holdings II LLC 3.375% 6/15/26 (b)		20,000	17,961
HSBC Holdings PLC:
4.25% 3/14/24		2,247,000	2,222,711
4.787% 3/10/32 (Reg. S)(d)	EUR	2,340,000	2,549,528
4.856% 5/23/33 (Reg. S)(d)	EUR	3,000,000	3,275,535
4.95% 3/31/30		3,002,000	2,888,312
7.39% 11/3/28(d)		1,700,000	1,786,058
8.201% 11/16/34 (Reg. S)(d)	GBP	1,900,000	2,476,509
ING Groep NV 4.75% 5/23/34 (Reg. S) (d)	EUR	4,800,000	5,213,000
Intesa Sanpaolo SpA:
3.875% 7/14/27(b)		3,181,000	2,884,285
4.198% 6/1/32(b)(d)		2,306,000	1,757,418
5.017% 6/26/24(b)		9,040,000	8,839,068
5.71% 1/15/26(b)		32,509,000	31,186,036
JPMorgan Chase & Co.:
2.956% 5/13/31(d)		9,435,000	8,019,944
3.875% 9/10/24		12,990,000	12,735,723
4.125% 12/15/26		4,116,000	3,961,248
4.323% 4/26/28(d)		25,000,000	24,039,006
4.452% 12/5/29(d)		20,700,000	19,732,536
4.493% 3/24/31(d)		30,800,000	29,195,540
4.586% 4/26/33(d)		73,217,000	68,468,648
4.912% 7/25/33(d)		53,314,000	51,274,303
5.299% 7/24/29(d)		22,500,000	22,371,475
5.717% 9/14/33(d)		22,300,000	22,287,264
Jyske Bank A/S 5% 10/26/28 (d)	EUR	1,100,000	1,195,951
Lloyds Bank Corporate Markets PLC 1.75% 7/11/24 (Reg. S)	GBP	910,000	1,111,076
Lloyds Banking Group PLC:
1.985% 12/15/31(d)	GBP	1,840,000	1,979,056
4.5% 1/11/29 (Reg. S)(d)	EUR	1,170,000	1,266,038
4.976% 8/11/33(d)		540,000	499,839
Magyar Export-Import Bank 6.125% 12/4/27 (b)		340,000	337,555
National Bank of Uzbekistan 4.85% 10/21/25 (Reg. S)		525,000	492,466
NatWest Group PLC:
2.105% 11/28/31 (Reg. S)(d)	GBP	3,085,000	3,297,980
3.073% 5/22/28(d)		9,805,000	8,840,629
3.619% 3/29/29 (Reg. S)(d)	GBP	1,800,000	2,009,211
3.622% 8/14/30 (Reg. S)(d)	GBP	1,055,000	1,247,705
4.771% 2/16/29 (Reg. S)(d)	EUR	1,110,000	1,207,362
4.8% 4/5/26		9,111,000	8,870,608
7.416% 6/6/33 (Reg. S)(d)	GBP	1,550,000	1,934,358
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	3,200,000	3,473,196
Rabobank Nederland:
4% 1/10/30 (Reg. S)	EUR	1,600,000	1,714,765
4.375% 8/4/25		9,413,000	9,123,814
Societe Generale:
1.038% 6/18/25(b)(d)		36,500,000	34,906,776
1.488% 12/14/26(b)(d)		18,670,000	16,729,893
4.25% 4/14/25(b)		1,800,000	1,734,877
4.75% 11/24/25(b)		400,000	384,841
6.691% 1/10/34(b)(d)		1,000,000	1,018,546
Synchrony Bank:
5.4% 8/22/25		14,157,000	13,684,077
5.625% 8/23/27		12,818,000	12,124,326
UniCredit SpA:
2.731% 1/15/32 (Reg. S)(d)	EUR	2,688,000	2,585,974
5.459% 6/30/35(b)(d)		20,000	17,367
5.861% 6/19/32(b)(d)		1,500,000	1,380,537
7.296% 4/2/34(b)(d)		20,000	19,238
Virgin Money UK PLC:
5.125% 12/11/30 (Reg. S)(d)	GBP	640,000	751,084
7.625% 8/23/29 (Reg. S)(d)	GBP	1,940,000	2,474,227
Wells Fargo & Co.:
2.125% 12/20/23 (Reg. S)	GBP	880,000	1,101,431
3.526% 3/24/28(d)		19,749,000	18,374,919
4.478% 4/4/31(d)		30,867,000	28,877,743
4.897% 7/25/33(d)		70,571,000	66,402,866
5.013% 4/4/51(d)		34,319,000	30,989,218
5.574% 7/25/29(d)		21,000,000	20,913,030
Western Alliance Bancorp. 3% 6/15/31 (d)		160,000	126,539
Westpac Banking Corp. 4.11% 7/24/34 (d)		7,550,000	6,614,286
			1,114,901,090
Capital Markets - 2.7%
Affiliated Managers Group, Inc. 3.5% 8/1/25		7,624,000	7,282,737
AG Issuer LLC 6.25% 3/1/28 (b)		20,000	19,157
Ares Capital Corp. 3.875% 1/15/26		25,763,000	24,097,603
AssuredPartners, Inc.:
5.625% 1/15/29(b)		1,015,000	881,757
7% 8/15/25(b)		20,000	19,796
Coinbase Global, Inc.:
3.375% 10/1/28(b)		230,000	169,191
3.625% 10/1/31(b)		2,345,000	1,578,748
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S)(d)	EUR	1,900,000	1,929,409
4% 6/24/32 (Reg. S)(d)	EUR	4,200,000	4,085,208
4.1% 1/13/26		3,085,000	2,942,938
4.5% 4/1/25		43,904,000	42,300,686
6.125% 12/12/30 (Reg. S)(d)	GBP	3,600,000	4,239,833
Deutsche Bank AG New York Branch:
3.729% 1/14/32(d)		29,675,000	22,968,926
5.882% 7/8/31(d)		4,150,000	3,764,775
6.72% 1/18/29(d)		10,450,000	10,580,176
Goldman Sachs Group, Inc.:
2.383% 7/21/32(d)		18,352,000	14,506,335
3.102% 2/24/33(d)		39,245,000	32,641,673
3.691% 6/5/28(d)		72,922,000	68,266,202
3.75% 5/22/25		7,259,000	7,016,486
3.8% 3/15/30		36,810,000	33,483,604
6.75% 10/1/37		3,974,000	4,213,070
Hightower Holding LLC 6.75% 4/15/29 (b)		1,895,000	1,649,430
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)		680,000	596,710
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (b)		655,000	559,286
LPL Holdings, Inc.:
4% 3/15/29(b)		20,000	17,779
4.375% 5/15/31(b)		640,000	562,241
4.625% 11/15/27(b)		20,000	18,694
Moody's Corp.:
3.25% 1/15/28		4,181,000	3,898,908
4.875% 2/15/24		2,356,000	2,356,016
Morgan Stanley:
3.125% 7/27/26		21,833,000	20,431,057
3.622% 4/1/31(d)		21,065,000	18,718,938
4.21% 4/20/28(d)		20,000,000	19,121,087
4.431% 1/23/30(d)		8,668,000	8,231,590
4.656% 3/2/29(d)	EUR	1,300,000	1,426,159
4.889% 7/20/33(d)		44,206,000	41,876,282
5% 11/24/25		10,966,000	10,799,932
5.449% 7/20/29(d)		10,520,000	10,458,254
MSCI, Inc.:
3.25% 8/15/33(b)		1,605,000	1,291,283
3.625% 9/1/30(b)		2,440,000	2,110,037
3.875% 2/15/31(b)		20,000	17,450
4% 11/15/29(b)		3,020,000	2,716,900
UBS Group AG:
1.494% 8/10/27(b)(d)		11,454,000	10,071,932
2.125% 11/15/29 (Reg. S)(d)	GBP	2,000,000	2,084,677
2.593% 9/11/25(b)(d)		21,556,000	20,784,587
3.75% 3/26/25		7,059,000	6,819,196
3.869% 1/12/29(b)(d)		6,719,000	6,176,853
4.125% 9/24/25(b)		6,852,000	6,610,403
4.194% 4/1/31(b)(d)		21,526,000	19,382,596
4.282% 1/9/28(b)		3,350,000	3,133,804
4.75% 3/17/32 (Reg. S)(d)	EUR	1,720,000	1,887,773
4.988% 8/5/33 (Reg. S)(d)		500,000	465,960
6.537% 8/12/33(b)(d)		30,000,000	31,157,006
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30(b)		3,063,000	2,511,606
7.875% 5/1/27(b)		535,000	484,175
9.5% 6/1/28(b)		520,000	479,857
			545,896,768
Consumer Finance - 2.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24		21,930,000	20,849,238
2.45% 10/29/26		8,002,000	7,199,773
2.875% 8/14/24		12,392,000	12,014,732
3% 10/29/28		8,382,000	7,263,524
3.3% 1/30/32		18,966,000	15,412,460
4.45% 4/3/26		6,213,000	5,985,290
5.75% 6/6/28		10,000,000	9,912,675
6.5% 7/15/25		7,728,000	7,764,800
Ally Financial, Inc.:
1.45% 10/2/23		4,483,000	4,460,385
4.75% 6/9/27		25,000,000	23,433,826
5.125% 9/30/24		4,357,000	4,289,797
5.75% 11/20/25		11,050,000	10,718,157
5.8% 5/1/25		11,179,000	11,011,285
6.7% 2/14/33		2,560,000	2,317,537
7.1% 11/15/27		21,840,000	22,126,395
8% 11/1/31		5,892,000	6,092,190
Capital One Financial Corp.:
2.636% 3/3/26(d)		10,020,000	9,470,003
3.273% 3/1/30(d)		12,815,000	10,997,856
3.65% 5/11/27		29,451,000	27,389,321
3.8% 1/31/28		13,624,000	12,492,593
4.927% 5/10/28(d)		27,617,000	26,566,605
4.985% 7/24/26(d)		14,379,000	14,054,484
5.247% 7/26/30(d)		22,350,000	21,261,268
5.268% 5/10/33(d)		10,000,000	9,297,565
Discover Financial Services:
3.95% 11/6/24		5,349,000	5,209,298
4.1% 2/9/27		6,829,000	6,335,268
4.5% 1/30/26		9,265,000	8,900,056
6.7% 11/29/32		3,827,000	3,808,854
First Cash Financial Services, Inc. 5.625% 1/1/30 (b)		20,000	18,157
Ford Motor Credit Co. LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 8.1343% 3/6/26(d)(e)		3,440,000	3,448,498
2.3% 2/10/25		5,680,000	5,336,224
2.9% 2/10/29		3,765,000	3,106,976
3.375% 11/13/25		1,160,000	1,081,451
3.625% 6/17/31		1,755,000	1,421,929
3.81% 1/9/24		40,000	39,621
3.815% 11/2/27		1,190,000	1,058,566
4% 11/13/30		650,000	549,997
4.063% 11/1/24		42,632,000	41,305,791
4.125% 8/17/27		1,415,000	1,283,927
4.271% 1/9/27		40,000	36,983
4.389% 1/8/26		1,240,000	1,171,940
4.95% 5/28/27		12,475,000	11,705,937
5.113% 5/3/29		20,000	18,396
5.125% 6/16/25		620,000	603,577
5.584% 3/18/24		12,456,000	12,388,482
6.86% 6/5/26	GBP	2,140,000	2,641,253
6.95% 3/6/26		4,995,000	5,007,612
7.35% 11/4/27		40,000	40,645
Navient Corp.:
5% 3/15/27		20,000	18,192
5.5% 3/15/29		20,000	17,095
OneMain Finance Corp.:
3.5% 1/15/27		1,370,000	1,192,243
3.875% 9/15/28		3,990,000	3,271,800
4% 9/15/30		20,000	15,573
5.375% 11/15/29		2,020,000	1,744,876
6.625% 1/15/28		20,000	18,700
6.875% 3/15/25		3,080,000	3,064,529
7.125% 3/15/26		3,150,000	3,098,648
9% 1/15/29		165,000	167,269
Shriram Transport Finance Co. Ltd. 4.15% 7/18/25 (b)		695,000	653,092
SLM Corp. 3.125% 11/2/26		20,000	17,800
Synchrony Financial:
3.95% 12/1/27		14,204,000	12,690,401
4.25% 8/15/24		11,783,000	11,476,859
4.375% 3/19/24		11,497,000	11,358,197
5.15% 3/19/29		21,450,000	19,673,260
			487,379,731
Financial Services - 1.3%
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S)(d)	EUR	10,200,000	3,677,573
5% 4/27/27 (Reg. S)(d)	EUR	900,000	292,747
Altus Midstream LP 5.875% 6/15/30 (b)		3,385,000	3,278,406
Azul Secured Finance LLP:
10.875% 5/28/30(b)		130,000	110,561
11.5% 5/28/29(b)		902,633	812,370
11.93% 8/28/28(b)		540,000	535,950
Blackstone Private Credit Fund:
4.7% 3/24/25		38,436,000	37,360,573
4.875% 4/14/26	GBP	3,960,000	4,531,620
7.05% 9/29/25		18,929,000	19,059,976
Block, Inc.:
2.75% 6/1/26		1,160,000	1,054,855
3.5% 6/1/31		3,555,000	2,914,977
Brixmor Operating Partnership LP:
3.85% 2/1/25		5,199,000	5,015,032
4.05% 7/1/30		10,439,000	9,430,704
4.125% 6/15/26		8,538,000	8,102,619
4.125% 5/15/29		10,374,000	9,436,530
Compass Group Diversified Holdings LLC 5.25% 4/15/29 (b)		20,000	18,367
Corebridge Financial, Inc.:
3.5% 4/4/25		4,316,000	4,147,515
3.65% 4/5/27		15,270,000	14,364,349
3.85% 4/5/29		6,037,000	5,524,766
3.9% 4/5/32		7,187,000	6,284,237
4.35% 4/5/42		1,635,000	1,293,501
4.4% 4/5/52		4,834,000	3,738,975
Emerald Debt Merger Sub LLC 6.625% 12/15/30 (b)		1,385,000	1,363,422
Freedom Mortgage Corp.:
7.625% 5/1/26(b)		20,000	18,395
8.25% 4/15/25(b)		20,000	19,708
GACI First Investment 5.25% 10/13/32 (Reg. S)		405,000	404,579
GGAM Finance Ltd.:
7.75% 5/15/26(b)		1,270,000	1,269,980
8% 6/15/28(b)		3,030,000	3,072,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		4,970,000	3,923,045
5.25% 5/15/27		10,219,000	8,967,173
6.25% 5/15/26		6,895,000	6,394,013
Jackson Financial, Inc.:
3.125% 11/23/31		7,286,000	5,726,902
5.17% 6/8/27		6,781,000	6,646,497
5.67% 6/8/32		39,681,000	37,795,105
KfW:
0% 9/17/30 (Reg. S)	EUR	7,400,000	6,523,041
2.875% 5/29/26 (Reg. S)	EUR	3,315,000	3,567,646
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	3,255,000	2,785,634
Liberty Costa Rica SR SF 10.875% 1/15/31 (b)		720,000	721,512
MDGH GMTN RSC Ltd.:
2.875% 11/7/29(b)		740,000	658,008
4.375% 11/22/33(b)		545,000	513,935
5.084% 5/22/53(b)		965,000	910,719
5.5% 4/28/33(b)		510,000	523,714
MidCap Financial Issuer Trust 6.5% 5/1/28 (b)		20,000	17,800
MPH Acquisition Holdings LLC:
5.5% 9/1/28(b)		20,000	16,985
5.75% 11/1/28(b)		20,000	14,981
Nationstar Mortgage Holdings, Inc.:
5.5% 8/15/28(b)		20,000	18,124
5.75% 11/15/31(b)		20,000	17,261
6% 1/15/27(b)		20,000	19,050
Nationwide Building Society 6.178% 12/7/27 (Reg. S) (d)	GBP	1,300,000	1,622,012
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)		12,849,000	12,763,249
PennyMac Financial Services, Inc.:
4.25% 2/15/29(b)		20,000	16,555
5.375% 10/15/25(b)		20,000	19,357
Pine Street Trust I 4.572% 2/15/29 (b)		11,350,000	10,402,567
Pine Street Trust II 5.568% 2/15/49 (b)		11,300,000	9,892,845
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (b)		655,000	429,752
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.:
3.625% 3/1/29(b)		20,000	17,023
3.875% 3/1/31(b)		40,000	32,559
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc.:
2.875% 10/15/26(b)		40,000	35,550
4% 10/15/33(b)		510,000	403,234
Scientific Games Holdings LP/Scientific Games U.S. Finco, Inc. 6.625% 3/1/30 (b)		810,000	714,023
United Shore Financial Services LLC 5.75% 6/15/27 (b)		20,000	18,427
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)		2,790,000	2,282,508
			271,545,968
Insurance - 0.8%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29(b)		530,000	458,332
7% 11/15/25(b)		275,000	265,759
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	700,000	902,707
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (d)	EUR	1,160,000	1,012,722
Alliant Holdings Intermediate LLC:
4.25% 10/15/27(b)		3,470,000	3,150,520
6.75% 10/15/27(b)		645,000	609,667
6.75% 4/15/28(b)		2,545,000	2,507,370
American International Group, Inc. 2.5% 6/30/25		20,400,000	19,310,157
AmWINS Group, Inc. 4.875% 6/30/29 (b)		4,400,000	3,947,890
Cloverie PLC 4.5% 9/11/44 (Reg. S) (d)		13,795,000	13,177,536
Demeter Investments BV:
5.625% 8/15/52 (Reg. S)(d)		2,769,000	2,602,860
5.75% 8/15/50 (Reg. S)(d)		7,415,000	7,136,938
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (d)	EUR	1,500,000	1,400,096
Five Corners Funding Trust II 2.85% 5/15/30 (b)		24,197,000	20,715,424
GTCR AP Finance, Inc. 8% 5/15/27 (b)		20,000	19,768
HUB International Ltd.:
5.625% 12/1/29(b)		20,000	17,686
7% 5/1/26(b)		960,000	958,201
7.25% 6/15/30(b)		1,945,000	1,979,796
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)		4,589,000	4,429,282
Marsh & McLennan Companies, Inc. 4.375% 3/15/29		7,831,000	7,581,676
National Financial Partners Corp. 6.875% 8/15/28 (b)		60,000	52,834
Pacific LifeCorp 5.125% 1/30/43 (b)		12,258,000	11,182,193
Pricoa Global Funding I 5.375% 5/15/45 (d)		6,348,000	6,206,650
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (d)		6,730,000	5,623,480
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S)(d)	GBP	2,970,000	2,956,506
6.75% 12/2/44 (Reg. S)(d)		3,395,000	3,352,563
Sagicor Financial Co. Ltd. 5.3% 5/13/28 (b)		485,000	461,575
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(d)		4,600,000	4,347,000
TIAA Asset Management Finance LLC 4.125% 11/1/24 (b)		2,195,000	2,143,566
Unum Group:
3.875% 11/5/25		7,835,000	7,480,560
4% 6/15/29		8,872,000	8,132,142
5.75% 8/15/42		9,271,000	8,440,125
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (d)		2,500,000	1,959,375
			154,522,956
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc.:
3.75% 12/31/24(b)		20,000	19,225
4.375% 1/15/27(b)		20,000	17,861
			37,086
TOTAL FINANCIALS			2,574,283,599

HEALTH CARE - 1.9%
Biotechnology - 0.2%
Amgen, Inc.:
5.25% 3/2/30		8,379,000	8,390,600
5.25% 3/2/33		9,459,000	9,409,817
5.6% 3/2/43		690,000	677,042
5.65% 3/2/53		4,467,000	4,428,340
5.75% 3/2/63		8,141,000	8,039,601
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		5,785,000	2,776,800
Grifols SA 4.75% 10/15/28 (b)		1,610,000	1,412,501
			35,134,701
Health Care Equipment & Supplies - 0.0%
AdaptHealth LLC 5.125% 3/1/30 (b)		20,000	16,406
Avantor Funding, Inc.:
3.875% 11/1/29(b)		1,585,000	1,390,063
4.625% 7/15/28(b)		1,040,000	965,415
Embecta Corp. 5% 2/15/30 (b)		800,000	650,000
Hologic, Inc. 3.25% 2/15/29 (b)		630,000	547,208
Mozart Borrower LP:
3.875% 4/1/29(b)		700,000	611,083
5.25% 10/1/29(b)		40,000	35,521
Teleflex, Inc.:
4.25% 6/1/28(b)		700,000	643,034
4.625% 11/15/27		20,000	18,860
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	1,400,000	1,510,321
			6,387,911
Health Care Providers & Services - 1.3%
180 Medical, Inc. 3.875% 10/15/29 (b)		1,245,000	1,082,652
AMN Healthcare 4% 4/15/29 (b)		625,000	534,555
Cano Health, Inc. 6.25% 10/1/28 (b)		1,275,000	433,500
Centene Corp.:
2.45% 7/15/28		25,480,000	21,812,976
2.5% 3/1/31		2,000,000	1,592,899
2.625% 8/1/31		7,320,000	5,823,268
3% 10/15/30		1,575,000	1,317,425
3.375% 2/15/30		7,780,000	6,658,098
4.25% 12/15/27		10,435,000	9,760,985
4.625% 12/15/29		16,065,000	14,771,768
Cigna Group:
2.375% 3/15/31		20,000,000	16,458,378
3.05% 10/15/27		5,900,000	5,438,098
4.8% 8/15/38		6,950,000	6,406,636
Community Health Systems, Inc.:
4.75% 2/15/31(b)		5,255,000	3,914,975
5.25% 5/15/30(b)		7,080,000	5,583,488
5.625% 3/15/27(b)		4,190,000	3,686,965
6% 1/15/29(b)		1,810,000	1,515,875
6.125% 4/1/30(b)		2,405,000	1,383,957
6.875% 4/15/29(b)		5,792,000	3,552,349
8% 3/15/26(b)		3,040,000	2,967,516
8% 12/15/27(b)		2,520,000	2,422,048
CVS Health Corp.:
3% 8/15/26		1,290,000	1,208,454
3.625% 4/1/27		3,769,000	3,567,428
4.78% 3/25/38		10,528,000	9,428,433
5% 1/30/29		6,934,000	6,831,371
5.25% 1/30/31		2,843,000	2,809,328
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31(b)		865,000	688,837
4.625% 6/1/30(b)		5,510,000	4,726,220
Encompass Health Corp.:
4.5% 2/1/28		20,000	18,578
4.75% 2/1/30		20,000	18,217
HCA Holdings, Inc.:
3.5% 9/1/30		20,318,000	17,746,262
3.625% 3/15/32		1,921,000	1,652,198
5.5% 6/15/47		1,280,000	1,165,330
5.625% 9/1/28		10,497,000	10,474,392
5.875% 2/1/29		9,711,000	9,770,884
HealthEquity, Inc. 4.5% 10/1/29 (b)		1,975,000	1,751,379
Humana, Inc. 3.7% 3/23/29		5,638,000	5,219,917
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)		550,000	405,625
Molina Healthcare, Inc.:
3.875% 11/15/30(b)		1,135,000	968,451
3.875% 5/15/32(b)		685,000	568,359
Option Care Health, Inc. 4.375% 10/31/29 (b)		305,000	268,331
Owens & Minor, Inc.:
4.5% 3/31/29(b)		750,000	635,625
6.625% 4/1/30(b)		20,000	18,194
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)		4,240,000	3,866,668
Regionalcare Hospital Partners 9.75% 12/1/26 (b)		1,333,000	1,246,174
RegionalCare Hospital Partners Holdings, Inc.:
5.375% 1/15/29(b)		1,140,000	788,120
9.875% 8/15/30(b)		1,505,000	1,486,188
RP Escrow Issuer LLC 5.25% 12/15/25 (b)		3,261,000	2,511,687
Sabra Health Care LP:
3.2% 12/1/31		24,037,000	18,359,400
3.9% 10/15/29		4,785,000	4,043,144
Select Medical Corp. 6.25% 8/15/26 (b)		20,000	19,810
Tenet Healthcare Corp.:
4.25% 6/1/29		2,965,000	2,647,172
4.375% 1/15/30		3,920,000	3,482,284
4.625% 6/15/28		2,985,000	2,748,642
4.875% 1/1/26		1,500,000	1,454,073
6.125% 10/1/28		3,915,000	3,770,654
6.125% 6/15/30		3,545,000	3,435,068
6.25% 2/1/27		1,129,000	1,111,710
6.75% 5/15/31(b)		440,000	437,822
Toledo Hospital 5.325% 11/15/28		3,971,000	3,175,609
			251,644,449
Health Care Technology - 0.0%
Athenahealth Group, Inc. 6.5% 2/15/30 (b)		1,065,000	924,922
IQVIA, Inc.:
5% 10/15/26(b)		20,000	19,319
5% 5/15/27(b)		40,000	38,504
6.5% 5/15/30(b)		1,265,000	1,271,771
			2,254,516
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
3.75% 3/15/29(b)		870,000	767,888
4% 3/15/31(b)		1,655,000	1,429,201
4.25% 5/1/28(b)		300,000	275,385
			2,472,474
Pharmaceuticals - 0.4%
1375209 BC Ltd. 9% 1/30/28 (b)		953,000	954,145
Bausch Health Companies, Inc.:
5.5% 11/1/25(b)		2,135,000	1,922,696
9% 12/15/25(b)		330,000	301,962
Bayer AG:
3.75% 7/1/74 (Reg. S)(d)	EUR	2,200,000	2,320,683
4.625% 5/26/33 (Reg. S)	EUR	1,550,000	1,704,696
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		8,579,000	8,308,605
Catalent Pharma Solutions:
3.125% 2/15/29(b)		20,000	16,832
3.5% 4/1/30(b)		1,210,000	1,017,521
5% 7/15/27(b)		20,000	18,675
Elanco Animal Health, Inc. 6.65% 8/28/28 (d)		2,437,000	2,403,491
Jazz Securities DAC 4.375% 1/15/29 (b)		2,245,000	2,011,382
Mylan NV 4.55% 4/15/28		7,694,000	7,243,775
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28(b)		4,690,000	4,244,271
5.125% 4/30/31(b)		2,210,000	1,882,927
Perrigo Finance PLC:
3.9% 12/15/24		20,000	19,311
4.375% 3/15/26		20,000	19,024
4.65% 6/15/30		20,000	17,726
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26		1,585,000	1,433,282
4.75% 5/9/27		405,000	378,307
5.125% 5/9/29		20,000	18,500
6.75% 3/1/28		20,000	19,976
7.125% 1/31/25		20,000	20,117
7.875% 9/15/29		1,360,000	1,416,660
8.125% 9/15/31		395,000	418,499
Utah Acquisition Sub, Inc. 3.95% 6/15/26		4,038,000	3,816,757
Viatris, Inc.:
2.7% 6/22/30		40,521,000	32,908,404
3.85% 6/22/40		4,583,000	3,207,668
			78,045,892
TOTAL HEALTH CARE			375,939,943

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.5%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (b)		3,311,000	3,237,521
Bombardier, Inc.:
6% 2/15/28(b)		20,000	18,693
7.5% 2/1/29(b)		20,000	19,598
7.875% 4/15/27(b)		3,920,000	3,912,673
BWX Technologies, Inc.:
4.125% 6/30/28(b)		3,820,000	3,476,066
4.125% 4/15/29(b)		1,935,000	1,721,860
DAE Funding LLC:
1.55% 8/1/24(b)		905,000	863,280
1.625% 2/15/24(b)		440,000	428,560
Embraer Netherlands Finance BV:
5.4% 2/1/27		735,000	720,484
6.95% 1/17/28(b)		515,000	523,884
7% 7/28/30(b)		580,000	585,916
Howmet Aerospace, Inc.:
5.125% 10/1/24		18,000	17,820
5.9% 2/1/27		1,620,000	1,608,587
5.95% 2/1/37		510,000	502,094
6.875% 5/1/25		1,620,000	1,631,235
Moog, Inc. 4.25% 12/15/27 (b)		190,000	172,901
Rolls-Royce PLC:
3.375% 6/18/26	GBP	3,505,000	4,027,557
3.625% 10/14/25(b)		40,000	37,500
5.75% 10/15/27(b)		20,000	19,416
Spirit Aerosystems, Inc. 9.375% 11/30/29 (b)		20,000	20,842
The Boeing Co.:
5.04% 5/1/27		1,806,000	1,786,121
5.15% 5/1/30		7,640,000	7,516,495
5.705% 5/1/40		7,640,000	7,427,490
5.805% 5/1/50		23,600,000	22,960,105
5.93% 5/1/60		7,640,000	7,374,719
TransDigm, Inc.:
4.625% 1/15/29		5,120,000	4,590,643
5.5% 11/15/27		8,819,000	8,356,003
6.25% 3/15/26(b)		7,660,000	7,586,996
6.375% 6/15/26		1,235,000	1,234,861
6.75% 8/15/28(b)		1,920,000	1,926,731
6.875% 12/15/30(b)		770,000	775,082
7.5% 3/15/27		959,000	960,850
			96,042,583
Air Freight & Logistics - 0.0%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(d)		1,235,000	1,217,770
Aeropuerto Internacional de Tocumen SA:
4% 8/11/41(b)		400,000	316,088
5.125% 8/11/61(b)		295,000	221,008
Rand Parent LLC 8.5% 2/15/30 (b)		5,775,000	5,497,837
			7,252,703
Building Products - 0.0%
Advanced Drain Systems, Inc.:
5% 9/30/27(b)		1,510,000	1,442,050
6.375% 6/15/30(b)		499,000	491,534
Builders FirstSource, Inc.:
4.25% 2/1/32(b)		1,625,000	1,381,526
6.375% 6/15/32(b)		20,000	19,499
Camelot Return Merger Sub, Inc. 8.75% 8/1/28 (b)		20,000	19,950
Griffon Corp. 5.75% 3/1/28		20,000	18,640
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (b)		1,472,000	1,377,801
Standard Industries, Inc./New Jersey:
3.375% 1/15/31(b)		20,000	15,950
4.375% 7/15/30(b)		40,000	34,289
5% 2/15/27(b)		20,000	18,960
			4,820,199
Commercial Services & Supplies - 0.2%
ADT Corp. 4.125% 8/1/29 (b)		1,330,000	1,160,851
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29(b)		2,400,000	1,835,474
6.625% 7/15/26(b)		40,000	38,046
9.75% 7/15/27(b)		4,420,000	4,059,523
APX Group, Inc.:
5.75% 7/15/29(b)		1,820,000	1,567,918
6.75% 2/15/27(b)		1,165,000	1,132,031
Brand Energy & Infrastructure Services, Inc. 10.375% 8/1/30 (b)		6,145,000	6,337,216
Cimpress PLC 7% 6/15/26		325,000	304,688
Clean Harbors, Inc. 6.375% 2/1/31 (b)		585,000	581,742
CoreCivic, Inc.:
4.75% 10/15/27		4,128,000	3,680,808
8.25% 4/15/26		3,235,000	3,247,836
Covanta Holding Corp. 4.875% 12/1/29 (b)		1,945,000	1,672,700
Garda World Security Corp. 9.5% 11/1/27 (b)		20,000	19,344
GFL Environmental, Inc.:
3.75% 8/1/25(b)		1,260,000	1,199,595
4% 8/1/28(b)		20,000	17,854
4.25% 6/1/25(b)		20,000	19,344
4.75% 6/15/29(b)		20,000	18,118
5.125% 12/15/26(b)		1,240,000	1,199,843
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (b)		1,845,000	1,733,747
Madison IAQ LLC:
4.125% 6/30/28(b)		2,825,000	2,499,370
5.875% 6/30/29(b)		3,590,000	3,022,775
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)		2,480,000	2,315,867
PowerTeam Services LLC 9.033% 12/4/25 (b)		3,080,000	2,865,533
Prime Securities Services Borrower LLC/Prime Finance, Inc.:
5.75% 4/15/26(b)		1,240,000	1,216,868
6.25% 1/15/28(b)		20,000	19,048
Stericycle, Inc.:
3.875% 1/15/29(b)		2,730,000	2,376,961
5.375% 7/15/24(b)		2,455,000	2,446,383
The Bidvest Group UK PLC 3.625% 9/23/26 (b)		475,000	421,083
The Brink's Co.:
4.625% 10/15/27(b)		20,000	18,597
5.5% 7/15/25(b)		40,000	39,326
The GEO Group, Inc.:
6% 4/15/26		555,000	502,275
9.5% 12/31/28(b)		1,400,000	1,372,000
10.5% 6/30/28		695,000	695,206
			49,637,970
Construction & Engineering - 0.1%
AECOM 5.125% 3/15/27		855,000	820,318
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (b)		750,000	642,323
Greensaif Pipelines Bidco SARL:
6.129% 2/23/38(b)		1,960,000	1,963,567
6.51% 2/23/42(b)		535,000	540,206
Pike Corp. 5.5% 9/1/28 (b)		4,635,000	4,171,067
Railworks Holdings LP 8.25% 11/15/28 (b)		2,960,000	2,826,759
SRS Distribution, Inc.:
4.625% 7/1/28(b)		985,000	876,672
6% 12/1/29(b)		870,000	743,850
			12,584,762
Electrical Equipment - 0.0%
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)		805,000	784,875
Regal Rexnord Corp.:
6.05% 2/15/26(b)		1,860,000	1,849,966
6.05% 4/15/28(b)		1,235,000	1,221,921
6.3% 2/15/30(b)		1,237,000	1,231,549
Sensata Technologies BV:
4% 4/15/29(b)		1,330,000	1,167,885
5% 10/1/25(b)		275,000	268,016
Wesco Distribution, Inc.:
7.125% 6/15/25(b)		20,000	20,088
7.25% 6/15/28(b)		20,000	20,355
			6,564,655
Ground Transportation - 0.1%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	2,765,000	2,825,110
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375% 3/1/29 (b)		20,000	18,360
JSC Georgian Railway 4% 6/17/28 (b)		325,000	280,326
Uber Technologies, Inc.:
4.5% 8/15/29(b)		2,425,000	2,220,361
6.25% 1/15/28(b)		20,000	19,845
7.5% 5/15/25(b)		3,220,000	3,251,085
7.5% 9/15/27(b)		20,000	20,421
8% 11/1/26(b)		4,925,000	5,014,620
XPO, Inc.:
6.25% 6/1/28(b)		380,000	372,353
7.125% 6/1/31(b)		630,000	633,349
			14,655,830
Industrial Conglomerates - 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75% 6/15/29 (b)		975,000	819,693
Turkiye Sise ve Cam Fabrikalari A/S 6.95% 3/14/26 (b)		645,000	629,894
			1,449,587
Machinery - 0.1%
Chart Industries, Inc.:
7.5% 1/1/30(b)		190,000	194,682
9.5% 1/1/31(b)		20,000	21,534
Hillenbrand, Inc. 5.75% 6/15/25		20,000	19,875
Mueller Water Products, Inc. 4% 6/15/29 (b)		1,905,000	1,687,201
Vertical Holdco GmbH 7.625% 7/15/28 (b)		2,065,000	1,913,721
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (b)		7,350,000	6,889,893
			10,726,906
Marine Transportation - 0.0%
MISC Capital Two (Labuan) Ltd.:
3.625% 4/6/25(b)		495,000	476,368
3.75% 4/6/27(b)		1,320,000	1,233,104
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (b)		515,000	497,907
Seaspan Corp. 5.5% 8/1/29 (b)		4,620,000	3,590,939
			5,798,318
Passenger Airlines - 0.0%
Air Canada 3.875% 8/15/26 (b)		1,020,000	941,890
American Airlines Group, Inc. 3.75% 3/1/25 (b)		20,000	19,140
American Airlines, Inc.:
7.25% 2/15/28(b)		640,000	628,684
11.75% 7/15/25(b)		60,000	65,673
American Airlines, Inc. / AAdvantage Loyalty IP Ltd.:
5.5% 4/20/26(b)		4,335,833	4,254,682
5.75% 4/20/29(b)		60,000	57,383
Delta Air Lines, Inc.:
2.9% 10/28/24		20,000	19,369
3.75% 10/28/29		20,000	17,790
7.375% 1/15/26		20,000	20,577
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (b)		286,000	279,534
Mileage Plus Holdings LLC 6.5% 6/20/27 (b)		496,000	494,269
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.:
8% 9/20/25(b)		3,155,000	3,158,676
8% 9/20/25(b)		20,000	20,022
United Airlines, Inc.:
4.375% 4/15/26(b)		40,000	37,697
4.625% 4/15/29(b)		40,000	35,566
			10,050,952
Professional Services - 0.1%
ASGN, Inc. 4.625% 5/15/28 (b)		1,210,000	1,087,405
Booz Allen Hamilton, Inc.:
3.875% 9/1/28(b)		4,685,000	4,253,933
4% 7/1/29(b)		60,000	53,848
CoreLogic, Inc. 4.5% 5/1/28 (b)		1,805,000	1,475,588
Korn Ferry 4.625% 12/15/27 (b)		595,000	553,387
Thomson Reuters Corp. 3.85% 9/29/24		1,266,000	1,235,143
TriNet Group, Inc.:
3.5% 3/1/29(b)		2,865,000	2,466,708
7.125% 8/15/31(b)		725,000	729,075
			11,855,087
Trading Companies & Distributors - 0.1%
Air Lease Corp. 3.375% 7/1/25		13,572,000	12,930,488
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)		1,305,000	1,289,131
Fortress Transportation & Infrastructure Investors LLC:
5.5% 5/1/28(b)		40,000	37,157
6.5% 10/1/25(b)		20,000	19,749
H&E Equipment Services, Inc. 3.875% 12/15/28 (b)		20,000	17,463
Herc Holdings, Inc. 5.5% 7/15/27 (b)		20,000	19,232
Travis Perkins PLC:
3.75% 2/17/26 (Reg. S)	GBP	2,035,000	2,314,947
4.5% 9/7/23 (Reg. S)	GBP	1,329,000	1,680,042
United Rentals North America, Inc.:
3.875% 2/15/31		40,000	34,215
4.875% 1/15/28		40,000	38,058
5.25% 1/15/30		20,000	19,006
6% 12/15/29(b)		640,000	635,959
Williams Scotsman International, Inc. 6.125% 6/15/25 (b)		20,000	19,824
			19,055,271
Transportation Infrastructure - 0.4%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25(b)		12,030,000	11,350,886
3.95% 7/1/24(b)		4,160,000	4,057,765
4.25% 4/15/26(b)		3,220,000	3,036,650
4.375% 5/1/26(b)		21,312,000	20,090,731
5.25% 5/15/24(b)		7,670,000	7,572,026
5.5% 1/15/26(b)		7,243,000	7,051,438
6.375% 5/4/28(b)		15,124,000	15,002,358
DP World Crescent Ltd.:
3.7495% 1/30/30(b)		1,415,000	1,303,215
3.875% 7/18/29 (Reg. S)		420,000	389,894
DP World Ltd. 5.625% 9/25/48 (b)		785,000	724,327
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (b)		1,105,000	939,258
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	2,700,000	2,857,560
7.125% 2/14/24	GBP	3,705,000	4,702,599
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	1,000,000	899,653
			79,978,360
TOTAL INDUSTRIALS			330,473,183

INFORMATION TECHNOLOGY - 1.2%
Communications Equipment - 0.0%
Commscope Technologies LLC 6% 6/15/25 (b)		20,000	18,306
CommScope, Inc.:
4.75% 9/1/29(b)		1,006,000	747,597
6% 3/1/26(b)		2,125,000	1,931,126
7.125% 7/1/28(b)		40,000	22,284
8.25% 3/1/27(b)		20,000	13,250
HTA Group Ltd. 7% 12/18/25 (b)		4,944,000	4,672,179
Hughes Satellite Systems Corp.:
5.25% 8/1/26		20,000	18,384
6.625% 8/1/26		20,000	17,350
IHS Netherlands Holdco BV 8% 9/18/27 (b)		1,500,000	1,340,490
Nokia Corp. 4.375% 6/12/27		20,000	18,860
ViaSat, Inc.:
5.625% 4/15/27(b)		20,000	17,868
6.5% 7/15/28(b)		20,000	15,639
			8,833,333
Electronic Equipment, Instruments & Components - 0.1%
Coherent Corp. 5% 12/15/29 (b)		3,730,000	3,312,986
Dell International LLC/EMC Corp.:
6.1% 7/15/27		3,301,000	3,374,875
6.2% 7/15/30		4,367,000	4,494,106
Imola Merger Corp. 4.75% 5/15/29 (b)		60,000	53,331
Sensata Technologies, Inc. 3.75% 2/15/31 (b)		660,000	553,037
TTM Technologies, Inc. 4% 3/1/29 (b)		5,530,000	4,803,358
			16,591,693
IT Services - 0.1%
Acuris Finance U.S. 5% 5/1/28 (b)		4,450,000	3,604,500
CA Magnum Holdings 5.375% 10/31/26 (b)		1,145,000	1,020,699
Gartner, Inc.:
3.625% 6/15/29(b)		685,000	601,670
3.75% 10/1/30(b)		595,000	513,816
4.5% 7/1/28(b)		1,855,000	1,729,856
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29(b)		3,170,000	2,724,752
5.25% 12/1/27(b)		2,215,000	2,120,863
Rackspace Hosting, Inc.:
3.5% 2/15/28(b)		2,245,000	1,065,599
5.375% 12/1/28(b)		12,344,000	3,540,569
Sabre GLBL, Inc.:
9.25% 4/15/25(b)		3,000	2,955
11.25% 12/15/27(b)		20,000	19,067
Virtusa Corp. 7.125% 12/15/28 (b)		655,000	536,281
			17,480,627
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc.:
1.95% 2/15/28(b)		3,204,000	2,778,550
2.45% 2/15/31(b)		70,257,000	56,640,736
2.6% 2/15/33(b)		27,706,000	21,420,395
3.5% 2/15/41(b)		22,019,000	16,130,589
3.75% 2/15/51(b)		10,333,000	7,410,322
Entegris Escrow Corp.:
4.75% 4/15/29(b)		3,285,000	3,056,198
5.95% 6/15/30(b)		6,010,000	5,755,272
Entegris, Inc. 3.625% 5/1/29 (b)		1,115,000	958,320
ON Semiconductor Corp. 3.875% 9/1/28 (b)		1,885,000	1,677,989
			115,828,371
Software - 0.4%
Black Knight InfoServ LLC 3.625% 9/1/28 (b)		3,145,000	2,893,400
Clarivate Science Holdings Corp.:
3.875% 7/1/28(b)		645,000	568,342
4.875% 7/1/29(b)		635,000	553,757
Cloud Software Group, Inc.:
6.5% 3/31/29(b)		60,000	53,667
9% 9/30/29(b)		6,085,000	5,439,247
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)		2,135,000	2,148,878
Elastic NV 4.125% 7/15/29 (b)		1,995,000	1,714,966
Fair Isaac Corp.:
4% 6/15/28(b)		1,975,000	1,806,036
5.25% 5/15/26(b)		520,000	504,400
Gen Digital, Inc.:
5% 4/15/25(b)		1,330,000	1,303,786
7.125% 9/30/30(b)		685,000	689,607
ION Trading Technologies Ltd. 5.75% 5/15/28 (b)		4,195,000	3,668,500
McAfee Corp. 7.375% 2/15/30 (b)		1,165,000	1,019,268
MicroStrategy, Inc. 6.125% 6/15/28 (b)		3,910,000	3,500,329
NCR Corp.:
5.125% 4/15/29(b)		20,000	18,189
5.75% 9/1/27(b)		20,000	20,193
6.125% 9/1/29(b)		20,000	20,599
Open Text Corp.:
3.875% 2/15/28(b)		20,000	17,798
3.875% 12/1/29(b)		1,955,000	1,657,882
Open Text Holdings, Inc.:
4.125% 2/15/30(b)		2,560,000	2,206,043
4.125% 12/1/31(b)		2,880,000	2,390,623
Oracle Corp.:
2.3% 3/25/28		19,340,000	17,018,776
2.8% 4/1/27		14,371,000	13,200,128
2.875% 3/25/31		24,420,000	20,631,830
PTC, Inc.:
3.625% 2/15/25(b)		20,000	19,303
4% 2/15/28(b)		20,000	18,375
SS&C Technologies, Inc. 5.5% 9/30/27 (b)		555,000	534,299
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)		20,000	16,388
			83,634,609
Technology Hardware, Storage & Peripherals - 0.0%
Lenovo Group Ltd.:
3.421% 11/2/30(b)		930,000	774,551
5.875% 4/24/25 (Reg. S)		200,000	198,852
Seagate HDD Cayman:
5.75% 12/1/34		1,770,000	1,567,565
8.25% 12/15/29(b)		635,000	666,116
8.5% 7/15/31(b)		765,000	801,495
Western Digital Corp.:
2.85% 2/1/29		20,000	16,134
4.75% 2/15/26		20,000	19,069
Xerox Holdings Corp. 5% 8/15/25 (b)		20,000	19,074
			4,062,856
TOTAL INFORMATION TECHNOLOGY			246,431,489

MATERIALS - 0.8%
Chemicals - 0.4%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (b)		20,000	18,823
Braskem Idesa SAPI:
6.99% 2/20/32(b)		450,000	268,142
7.45% 11/15/29(b)		575,000	362,957
Braskem Netherlands BV 7.25% 2/13/33 (b)		230,000	216,994
Celanese U.S. Holdings LLC:
6.35% 11/15/28		8,341,000	8,362,499
6.55% 11/15/30		8,461,000	8,465,168
6.7% 11/15/33		4,943,000	4,963,786
CVR Partners LP 6.125% 6/15/28 (b)		1,280,000	1,145,946
Element Solutions, Inc. 3.875% 9/1/28 (b)		1,450,000	1,274,725
ENN Clean Energy International Investment Ltd. 3.375% 5/12/26 (b)		1,290,000	1,182,956
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(d)		1,531,000	1,117,630
LSB Industries, Inc. 6.25% 10/15/28 (b)		995,000	909,979
Meglobal BV:
2.625% 4/28/28(b)		595,000	522,315
4.25% 11/3/26(b)		325,000	310,801
MEGlobal Canada, Inc. 5% 5/18/25 (b)		825,000	808,376
Methanex Corp.:
5.125% 10/15/27		4,719,000	4,426,512
5.25% 12/15/29		540,000	491,920
5.65% 12/1/44		3,369,000	2,755,551
NOVA Chemicals Corp.:
4.25% 5/15/29(b)		1,435,000	1,163,649
4.875% 6/1/24(b)		3,625,000	3,565,410
5% 5/1/25(b)		3,402,000	3,237,848
5.25% 6/1/27(b)		2,069,000	1,839,458
Nufarm Australia Ltd. 5% 1/27/30 (b)		1,850,000	1,645,565
OCP SA:
3.75% 6/23/31(b)		745,000	614,826
5.625% 4/25/24(b)		925,000	917,989
6.875% 4/25/44(b)		315,000	281,752
Olin Corp. 5% 2/1/30		3,080,000	2,820,262
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28(b)		3,410,000	2,799,539
6.25% 10/1/29(b)		2,740,000	2,205,892
9.75% 11/15/28(b)		3,810,000	3,837,916
Orbia Advance Corp. S.A.B. de CV:
1.875% 5/11/26(b)		890,000	791,708
2.875% 5/11/31(b)		725,000	571,119
Sasol Financing U.S.A. LLC:
4.375% 9/18/26		1,440,000	1,284,912
5.5% 3/18/31		355,000	284,126
5.875% 3/27/24		565,000	557,339
8.75% 5/3/29(b)		200,000	195,250
SCIH Salt Holdings, Inc.:
4.875% 5/1/28(b)		620,000	557,891
6.625% 5/1/29(b)		1,775,000	1,566,321
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (b)		1,100,000	1,029,685
The Chemours Co. LLC:
4.625% 11/15/29(b)		960,000	798,091
5.375% 5/15/27		4,271,000	4,020,550
5.75% 11/15/28(b)		3,120,000	2,802,756
The Scotts Miracle-Gro Co.:
4% 4/1/31		255,000	200,425
4.375% 2/1/32		385,000	304,843
Tronox, Inc. 4.625% 3/15/29 (b)		680,000	560,344
W.R. Grace Holding LLC:
5.625% 8/15/29(b)		4,445,000	3,759,137
7.375% 3/1/31(b)		515,000	507,151
			82,326,834
Construction Materials - 0.0%
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)		815,000	794,617
Smyrna Ready Mix LLC 6% 11/1/28 (b)		20,000	19,203
			813,820
Containers & Packaging - 0.2%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (b)(d)		3,510,000	2,821,065
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28(b)		445,000	377,905
4% 9/1/29(b)		885,000	719,458
6% 6/15/27(b)		1,780,000	1,735,705
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26(b)		1,370,000	1,279,796
5.25% 4/30/25(b)		20,000	19,489
5.25% 8/15/27(b)		2,387,000	2,030,649
5.25% 8/15/27(b)		5,593,000	4,758,031
Ball Corp.:
2.875% 8/15/30		680,000	554,570
4.875% 3/15/26		1,855,000	1,802,040
5.25% 7/1/25		20,000	19,721
6% 6/15/29		810,000	797,937
6.875% 3/15/28		20,000	20,300
Berry Global, Inc.:
4.875% 7/15/26(b)		1,615,000	1,558,780
5.625% 7/15/27(b)		1,000,000	980,249
BWAY Holding Co. 7.875% 8/15/26 (b)		1,925,000	1,895,634
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29(b)		640,000	608,992
8.75% 4/15/30(b)		1,970,000	1,781,543
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26		20,000	19,285
Graham Packaging Co., Inc. 7.125% 8/15/28 (b)		813,000	708,981
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)		610,000	519,937
OI European Group BV 4.75% 2/15/30 (b)		20,000	18,230
Owens-Brockway Glass Container, Inc.:
6.625% 5/13/27(b)		20,000	19,770
7.25% 5/15/31(b)		630,000	635,639
Pactiv Evergreen Group Issuer, Inc. 4.375% 10/15/28 (b)		20,000	17,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 4% 10/15/27 (b)		20,000	17,988
Sealed Air Corp.:
4% 12/1/27(b)		20,000	18,304
5% 4/15/29(b)		1,790,000	1,660,941
Sealed Air Corp./Sealed Air Cor 6.125% 2/1/28 (b)		740,000	727,107
Silgan Holdings, Inc. 4.125% 2/1/28		20,000	18,324
Trivium Packaging Finance BV:
5.5% 8/15/26(b)		2,198,000	2,073,294
8.5% 8/15/27(b)		1,310,000	1,242,595
			31,460,009
Metals & Mining - 0.2%
Antofagasta PLC:
2.375% 10/14/30(b)		1,255,000	1,001,176
5.625% 5/13/32(b)		360,000	349,200
Arsenal AIC Parent LLC 8% 10/1/30 (b)		915,000	934,435
ATI, Inc.:
4.875% 10/1/29		1,030,000	929,916
5.875% 12/1/27		1,445,000	1,405,263
7.25% 8/15/30		1,375,000	1,389,025
Celtic Resources Holdings DAC 4.125% (b)(c)(h)		650,000	93,028
Commercial Metals Co.:
3.875% 2/15/31		775,000	660,595
4.125% 1/15/30		1,175,000	1,039,397
Compania de Minas Buenaventura SAA 5.5% 7/23/26 (b)		425,000	373,486
Constellium NV:
3.75% 4/15/29(b)		20,000	17,183
5.875% 2/15/26(b)		750,000	735,957
Corporacion Nacional del Cobre de Chile (Codelco):
3% 9/30/29(b)		155,000	134,173
3.15% 1/14/30(b)		405,000	351,495
3.7% 1/30/50(b)		1,790,000	1,256,222
5.125% 2/2/33(b)		500,000	478,790
CSN Islands XI Corp. 6.75% 1/28/28 (b)		985,000	922,610
CSN Resources SA 5.875% 4/8/32 (b)		660,000	531,300
Eldorado Gold Corp. 6.25% 9/1/29 (b)		2,805,000	2,391,094
Endeavour Mining PLC 5% 10/14/26 (b)		485,000	423,754
ERO Copper Corp. 6.5% 2/15/30 (b)		3,961,000	3,440,366
First Quantum Minerals Ltd.:
6.875% 3/1/26(b)		900,000	879,444
6.875% 10/15/27(b)		2,855,000	2,758,872
7.5% 4/1/25(b)		509,000	506,900
8.625% 6/1/31(b)		480,000	488,459
FMG Resources Pty Ltd.:
4.375% 4/1/31(b)		680,000	569,887
4.5% 9/15/27(b)		760,000	701,176
6.125% 4/15/32(b)		20,000	18,610
Fresnillo PLC 4.25% 10/2/50 (b)		505,000	368,812
Gcm Mining Corp. 6.875% 8/9/26 (b)		1,185,000	942,816
HudBay Minerals, Inc. 4.5% 4/1/26 (b)		640,000	604,074
Kaiser Aluminum Corp.:
4.5% 6/1/31(b)		615,000	496,932
4.625% 3/1/28(b)		3,124,000	2,762,636
Metinvest BV 8.5% 4/23/26 (Reg. S)		235,000	156,275
Mineral Resources Ltd.:
8% 11/1/27(b)		1,100,000	1,096,156
8.5% 5/1/30(b)		3,810,000	3,823,626
Novelis Corp.:
3.25% 11/15/26(b)		385,000	348,814
3.875% 8/15/31(b)		645,000	534,036
4.75% 1/30/30(b)		20,000	17,899
PMHC II, Inc. 9% 2/15/30 (b)		2,580,000	2,128,001
POSCO:
5.75% 1/17/28(b)		715,000	720,326
5.875% 1/17/33(b)		305,000	314,519
PT Freeport Indonesia:
4.763% 4/14/27(b)		315,000	302,416
5.315% 4/14/32(b)		925,000	857,013
6.2% 4/14/52(b)		365,000	324,394
PT Indonesia Asahan Aluminium 5.45% 5/15/30 (b)		1,145,000	1,099,589
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)		1,870,000	1,673,033
Stillwater Mining Co.:
4% 11/16/26(b)		945,000	830,400
4.5% 11/16/29(b)		440,000	346,271
TMK Capital SA 4.3% (Reg. S) (c)(h)		600,000	379,500
VM Holding SA 6.5% 1/18/28 (b)		965,000	922,424
Volcan Compania Minera SAA 4.375% 2/11/26 (b)		650,000	423,072
			46,254,847
Paper & Forest Products - 0.0%
LABL, Inc.:
5.875% 11/1/28(b)		390,000	354,413
6.75% 7/15/26(b)		260,000	254,132
9.5% 11/1/28(b)		260,000	267,610
10.5% 7/15/27(b)		2,100,000	2,009,942
Mercer International, Inc. 5.125% 2/1/29		875,000	715,801
SPA Holdings 3 OY 4.875% 2/4/28 (b)		2,440,000	2,026,197
			5,628,095
TOTAL MATERIALS			166,483,605

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30		8,767,000	8,485,822
American Finance Trust, Inc./American Finance Operating Partnership LP 4.5% 9/30/28 (b)		795,000	608,755
American Homes 4 Rent LP:
2.375% 7/15/31		1,451,000	1,148,940
3.625% 4/15/32		6,608,000	5,661,242
American Tower Corp.:
4.05% 3/15/32		714,000	636,800
5.55% 7/15/33		820,000	811,701
Boston Properties, Inc.:
3.25% 1/30/31		8,522,000	6,937,511
4.5% 12/1/28		7,625,000	7,036,026
6.75% 12/1/27		11,623,000	11,871,006
Brookfield Property REIT, Inc./BPR Nimbus LLC/BPR Cumulus LLC/GGSI Sellco LLC 4.5% 4/1/27 (b)		20,000	16,700
Corporate Office Properties LP:
2.25% 3/15/26		3,379,000	3,051,771
2.75% 4/15/31		6,606,000	5,091,465
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (b)		3,680,000	3,206,218
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (b)		625,000	487,812
Healthcare Trust of America Holdings LP:
3.1% 2/15/30		2,678,000	2,281,220
3.5% 8/1/26		2,790,000	2,604,540
Healthpeak OP, LLC:
3.25% 7/15/26		1,156,000	1,093,358
3.5% 7/15/29		1,322,000	1,187,217
Hudson Pacific Properties LP 4.65% 4/1/29		15,534,000	11,836,684
Invitation Homes Operating Partnership LP:
4.15% 4/15/32		9,940,000	8,846,585
5.5% 8/15/33		1,240,000	1,200,012
Iron Mountain, Inc.:
4.5% 2/15/31(b)		640,000	549,790
4.875% 9/15/27(b)		20,000	18,829
4.875% 9/15/29(b)		20,000	18,073
5% 7/15/28(b)		20,000	18,521
5.25% 7/15/30(b)		40,000	36,093
5.625% 7/15/32(b)		20,000	17,948
Kite Realty Group Trust 4.75% 9/15/30		764,000	699,347
LXP Industrial Trust (REIT):
2.7% 9/15/30		3,649,000	2,891,521
4.4% 6/15/24		1,672,000	1,638,841
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	1,665,000	1,648,462
3.5% 3/15/31		5,530,000	3,591,033
4.625% 8/1/29		3,790,000	2,736,981
5% 10/15/27		14,463,000	11,425,440
5.25% 8/1/26		795,000	675,399
NNN (REIT), Inc. 5.6% 10/15/33		1,255,000	1,229,806
Office Properties Income Trust 4.5% 2/1/25		20,000	17,882
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		22,088,000	16,485,779
3.375% 2/1/31		6,759,000	5,459,308
3.625% 10/1/29		11,904,000	10,086,678
4.5% 1/15/25		3,878,000	3,781,455
4.5% 4/1/27		18,502,000	17,500,491
4.75% 1/15/28		10,700,000	10,048,194
4.95% 4/1/24		9,727,000	9,674,127
5.25% 1/15/26		10,610,000	10,431,949
Park Intermediate Holdings LLC:
4.875% 5/15/29(b)		20,000	17,350
7.5% 6/1/25(b)		580,000	580,659
Piedmont Operating Partnership LP 2.75% 4/1/32		2,906,000	1,962,768
Realty Income Corp.:
2.2% 6/15/28		1,564,000	1,357,355
2.85% 12/15/32		1,925,000	1,560,165
3.25% 1/15/31		2,129,000	1,841,007
3.4% 1/15/28		3,355,000	3,111,653
Retail Opportunity Investments Partnership LP:
4% 12/15/24		1,225,000	1,189,141
5% 12/15/23		737,000	730,058
RHP Hotel Properties LP/RHP Finance Corp.:
4.5% 2/15/29(b)		20,000	17,556
4.75% 10/15/27		20,000	18,595
SBA Communications Corp.:
3.125% 2/1/29		2,060,000	1,763,750
3.875% 2/15/27		520,000	480,777
Senior Housing Properties Trust 9.75% 6/15/25		193,000	189,780
Service Properties Trust:
4.35% 10/1/24		20,000	19,240
4.75% 10/1/26		20,000	17,362
4.95% 10/1/29		20,000	15,766
Simon Property Group LP 2.45% 9/13/29		3,576,000	3,026,679
SITE Centers Corp.:
3.625% 2/1/25		3,106,000	2,955,129
4.25% 2/1/26		10,537,000	9,865,428
Store Capital Corp.:
2.75% 11/18/30		3,880,000	2,846,414
4.625% 3/15/29		3,549,000	3,054,630
Sun Communities Operating LP:
2.3% 11/1/28		3,294,000	2,769,308
2.7% 7/15/31		8,306,000	6,594,832
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28(b)		6,225,000	5,247,315
6.5% 2/15/29(b)		18,715,000	12,773,000
10.5% 2/15/28(b)		5,420,000	5,407,178
Uniti Group, Inc. 6% 1/15/30 (b)		5,485,000	3,623,226
Ventas Realty LP:
3% 1/15/30		15,631,000	13,317,486
3.5% 2/1/25		2,163,000	2,080,450
3.75% 5/1/24		9,073,000	8,936,355
4% 3/1/28		3,986,000	3,702,828
4.125% 1/15/26		2,017,000	1,939,751
4.75% 11/15/30		21,238,000	19,917,154
VICI Properties LP:
4.375% 5/15/25		1,727,000	1,679,007
4.75% 2/15/28		13,710,000	13,037,349
4.95% 2/15/30		20,675,000	19,446,905
5.125% 5/15/32		4,986,000	4,621,121
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25(b)		90,000	86,215
4.125% 8/15/30(b)		1,285,000	1,125,127
4.25% 12/1/26(b)		130,000	122,470
4.625% 12/1/29(b)		270,000	243,905
Vornado Realty LP 2.15% 6/1/26		3,551,000	3,069,427
WP Carey, Inc.:
3.85% 7/15/29		2,566,000	2,310,148
4% 2/1/25		9,983,000	9,719,001
XHR LP 4.875% 6/1/29 (b)		20,000	17,304
			373,191,456
Real Estate Management & Development - 0.4%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	2,371,500	1,542,922
Anywhere Real Estate Group LLC 7% 4/15/30 (b)		1,035,200	932,974
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	5,365,000	4,557,808
1.75% 3/12/29 (Reg. S)	EUR	2,480,000	2,100,417
2.625% 10/20/28 (Reg. S)	GBP	950,000	919,106
Brandywine Operating Partnership LP:
3.95% 11/15/27		8,220,000	6,766,250
4.1% 10/1/24		7,423,000	7,087,297
4.55% 10/1/29		8,895,000	6,950,575
7.55% 3/15/28		15,931,000	14,937,836
CBRE Group, Inc. 2.5% 4/1/31		10,439,000	8,384,091
Deutsche Annington Finance BV 5% 10/2/23 (b)		2,105,000	2,097,338
DTZ U.S. Borrower LLC 6.75% 5/15/28 (b)		175,000	166,597
Essex Portfolio LP 3.875% 5/1/24		3,195,000	3,141,423
Greystar Real Estate Partners 7.75% 9/1/30 (b)		620,000	626,231
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	2,405,000	1,877,660
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	2,400,000	1,352,748
Howard Hughes Corp.:
4.125% 2/1/29(b)		2,160,000	1,782,000
4.375% 2/1/31(b)		860,000	685,377
Kennedy-Wilson, Inc.:
4.75% 3/1/29		580,000	466,042
4.75% 2/1/30		2,460,000	1,895,110
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (b)		37,000	26,455
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (b)		29,000	20,131
Samhallsbyggnadsbolaget I Norden AB:
1.75% 1/14/25 (Reg. S)	EUR	1,271,000	1,025,635
2.25% 8/12/27 (Reg. S)	EUR	950,000	612,785
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	1,300,000	1,208,695
Tanger Properties LP:
2.75% 9/1/31		8,621,000	6,413,235
3.125% 9/1/26		4,970,000	4,510,139
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30(b)		615,000	564,043
5.875% 6/15/27(b)		520,000	510,916
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	840,000	791,339
Vonovia SE 5% 11/23/30 (Reg. S)	EUR	400,000	424,928
			84,378,103
TOTAL REAL ESTATE			457,569,559

UTILITIES - 1.4%
Electric Utilities - 0.6%
Alabama Power Co. 3.05% 3/15/32		13,712,000	11,766,217
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (d)	EUR	650,000	611,233
Chile Electricity LUX MPC SARL 6.01% 1/20/33 (b)		330,000	333,234
Clearway Energy Operating LLC:
3.75% 2/15/31(b)		2,240,000	1,841,676
3.75% 1/15/32(b)		315,000	257,888
4.75% 3/15/28(b)		580,000	536,295
Cleco Corporate Holdings LLC 3.375% 9/15/29		6,938,000	5,877,332
Comision Federal de Electricidad:
3.348% 2/9/31(b)		175,000	138,658
4.688% 5/15/29(b)		785,000	711,846
DPL, Inc.:
4.125% 7/1/25		1,585,000	1,507,802
4.35% 4/15/29		210,000	180,864
Duke Energy Corp.:
2.45% 6/1/30		6,067,000	5,046,697
3.85% 6/15/34	EUR	2,650,000	2,631,847
Duquesne Light Holdings, Inc.:
2.532% 10/1/30(b)		2,680,000	2,135,872
2.775% 1/7/32(b)		8,750,000	6,751,423
Electricite de France SA:
5.5% 1/25/35 (Reg. S)	GBP	2,700,000	3,128,617
5.7% 5/23/28(b)		1,800,000	1,801,758
6.25% 5/23/33(b)		1,800,000	1,852,129
Emera, Inc. 6.75% 6/15/76 (d)		20,000	19,200
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (d)	EUR	1,900,000	1,661,101
Enel SpA 3.375% (Reg. S) (d)(i)	EUR	1,245,000	1,252,140
Entergy Corp. 2.8% 6/15/30		6,226,000	5,249,873
Eskom Holdings SOC Ltd.:
6.35% 8/10/28(b)		1,080,000	1,009,940
7.125% 2/11/25(b)		1,475,000	1,453,347
8.45% 8/10/28(b)		410,000	397,085
Exelon Corp.:
3.35% 3/15/32		8,005,000	6,877,889
4.05% 4/15/30		3,689,000	3,408,613
4.1% 3/15/52		2,730,000	2,112,280
FirstEnergy Corp.:
1.6% 1/15/26		500,000	454,022
2.05% 3/1/25		500,000	466,928
2.65% 3/1/30		20,000	16,760
3.4% 3/1/50		2,560,000	1,694,404
4.15% 7/15/27		40,000	37,730
7.375% 11/15/31		500,000	556,226
Iberdrola Finanzas SAU 7.375% 1/29/24	GBP	800,000	1,018,827
IPALCO Enterprises, Inc. 3.7% 9/1/24		3,797,000	3,694,681
Israel Electric Corp. Ltd. 3.75% 2/22/32 (Reg. S) (b)		1,085,000	917,953
Lamar Funding Ltd. 3.958% 5/7/25 (b)		1,085,000	1,034,971
Mong Duong Finance Holdings BV 5.125% 5/7/29 (b)		1,300,000	1,173,328
Monongahela Power Co. 4.1% 4/15/24 (b)		1,445,000	1,430,165
NextEra Energy Partners LP 3.875% 10/15/26 (b)		20,000	18,481
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (d)	EUR	3,645,000	3,439,040
NRG Energy, Inc.:
3.375% 2/15/29(b)		1,830,000	1,508,408
3.625% 2/15/31(b)		930,000	725,800
3.875% 2/15/32(b)		40,000	30,911
5.25% 6/15/29(b)		1,975,000	1,777,700
5.75% 1/15/28		20,000	18,922
6.625% 1/15/27		1,000,000	987,574
PG&E Corp.:
5% 7/1/28		4,360,000	4,010,797
5.25% 7/1/30		6,935,000	6,161,205
Southern Co. 1.875% 9/15/81 (d)	EUR	5,105,000	4,362,722
Vistra Operations Co. LLC:
4.375% 5/1/29(b)		20,000	17,633
5% 7/31/27(b)		2,375,000	2,233,708
5.5% 9/1/26(b)		1,855,000	1,789,271
5.625% 2/15/27(b)		2,770,000	2,666,706
Western Power Distribution PLC 3.625% 11/6/23 (Reg. S)	GBP	850,000	1,071,667
			113,869,396
Gas Utilities - 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.5% 5/20/25		20,000	19,628
5.875% 8/20/26		20,000	18,974
ENN Energy Holdings Ltd. 4.625% 5/17/27 (b)		890,000	861,325
Ferrellgas LP/Ferrellgas Finance Corp.:
5.375% 4/1/26(b)		500,000	470,015
5.875% 4/1/29(b)		20,000	17,646
Nakilat, Inc. 6.067% 12/31/33 (b)		618,549	637,371
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.875% 3/1/27		725,000	707,219
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)		860,000	756,783
			3,488,961
Independent Power and Renewable Electricity Producers - 0.4%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)		1,828,000	1,630,020
Aydem Yenilenebilir Enerji A/S 7.75% 2/2/27 (b)		345,000	304,187
Calpine Corp.:
4.5% 2/15/28(b)		20,000	18,515
5% 2/1/31(b)		40,000	33,843
5.125% 3/15/28(b)		20,000	18,222
5.25% 6/1/26(b)		20,000	19,624
Emera U.S. Finance LP 3.55% 6/15/26		2,935,000	2,776,771
Energo-Pro A/S 8.5% 2/4/27 (b)		540,000	520,690
EnfraGen Energia Sur SA 5.375% 12/30/30 (b)		1,715,000	1,258,381
Investment Energy Resources Ltd. 6.25% 4/26/29 (b)		705,000	653,965
PT Pertamina Geothermal Energy 5.15% 4/27/28 (b)		365,000	359,565
Sunnova Energy Corp. 5.875% 9/1/26 (b)		1,715,000	1,509,125
Termocandelaria Power Ltd. 7.875% 1/30/29 (b)		1,003,625	935,690
The AES Corp.:
3.3% 7/15/25(b)		36,313,000	34,528,926
3.95% 7/15/30(b)		37,328,000	33,179,081
			77,746,605
Multi-Utilities - 0.4%
Abu Dhabi National Energy Co. PJSC:
4% 10/3/49(b)		795,000	649,292
4.696% 4/24/33(b)		620,000	606,825
4.875% 4/23/30(b)		305,000	305,223
Berkshire Hathaway Energy Co. 4.05% 4/15/25		26,164,000	25,598,994
Engie SA 4.25% 9/6/34 (Reg. S)	EUR	1,200,000	1,311,890
NiSource, Inc.:
2.95% 9/1/29		17,668,000	15,546,916
5.25% 2/15/43		4,623,000	4,296,266
5.8% 2/1/42		2,300,000	2,214,127
5.95% 6/15/41		3,281,000	3,300,766
Puget Energy, Inc.:
4.1% 6/15/30		12,516,000	11,194,425
4.224% 3/15/32		23,786,000	20,959,083
Sempra 6% 10/15/39		5,447,000	5,446,244
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.7387% 5/15/67 (d)(e)		1,401,000	1,225,722
			92,655,773
Water Utilities - 0.0%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	830,000	794,608
Severn Trent Utilities Finance PLC:
4.625% 11/30/34 (Reg. S)	GBP	700,000	794,136
6.125% 2/26/24	GBP	442,000	559,926
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	1,013,000	1,070,775
Thames Water Utility Finance PLC 1.875% 1/24/24 (Reg. S)	GBP	890,000	1,097,611
			4,317,056
TOTAL UTILITIES			292,077,791

TOTAL NONCONVERTIBLE BONDS			6,437,866,575
TOTAL CORPORATE BONDS (Cost $7,036,785,880)			6,454,983,865

U.S. Treasury Obligations - 31.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
1.125% 5/15/40	86,364,000	53,488,329
1.75% 8/15/41	111,477,000	74,902,964
1.875% 11/15/51	339,566,000	208,647,388
2% 11/15/41	218,350,000	152,785,294
2% 8/15/51	369,158,000	234,372,068
2.25% 2/15/52	329,570,000	222,331,013
2.875% 5/15/52	113,713,000	88,274,158
3% 2/15/47	245,214,000	194,935,552
3% 8/15/52	85,740,000	68,327,412
3.25% 5/15/42 (j)	122,471,000	104,583,536
3.625% 2/15/53	73,199,000	65,947,724
3.625% 5/15/53	111,692,000	100,732,223
4.125% 8/15/53	250,668,000	247,299,649
6.25% 5/15/30	3,500,000	3,912,070
U.S. Treasury Notes:
0.75% 3/31/26 (j)	2,010,000	1,824,232
1.125% 8/31/28	395,338,000	339,789,923
1.25% 9/30/28	158,340,000	136,648,657
1.5% 11/30/28	75,000,000	65,329,102
1.75% 1/31/29	146,464,000	128,785,338
2.25% 3/31/24 (j)	5,100,000	5,007,961
2.625% 7/31/29	210,000,000	192,330,470
2.75% 8/15/32	683,541,000	613,558,082
2.875% 8/15/28	78,639,600	73,730,768
2.875% 5/15/32	165,526,000	150,428,218
3.125% 8/31/29	225,160,000	211,923,055
3.375% 5/15/33	599,020,000	564,295,559
3.5% 1/31/30	100,000,000	95,925,781
3.5% 4/30/30	75,000,000	71,906,250
3.5% 2/15/33	475,000,000	452,363,281
3.625% 5/31/28	2,000,000	1,945,156
3.625% 3/31/30	76,575,000	73,966,664
3.75% 5/31/30	150,252,000	146,196,369
3.875% 1/15/26	39,100,000	38,360,766
3.875% 11/30/29	125,000,000	122,495,118
3.875% 12/31/29	450,000,000	440,947,265
3.875% 8/15/33 (j)	27,214,000	26,729,251
4% 2/15/26	15,300,000	15,058,547
4% 6/30/28	125,000,000	123,505,860
4% 10/31/29	75,000,000	73,995,117
4% 2/28/30	882,000	870,768
4.125% 7/31/28 (k)	125,000,000	124,267,578
4.125% 11/15/32	200,000,000	199,906,250
4.375% 10/31/24	15,300,000	15,141,621
4.625% 2/28/25	16,200,000	16,087,992
4.625% 3/15/26	7,570,000	7,564,382
TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,303,385,548)		6,351,424,761

U.S. Government Agency - Mortgage Securities - 20.1%
	Principal Amount (a)	Value ($)
Fannie Mae - 6.8%
12 month U.S. LIBOR + 1.440% 3.945% 4/1/37 (d)(e)	6,311	6,325
12 month U.S. LIBOR + 1.460% 3.846% 1/1/35 (d)(e)	6,352	6,382
12 month U.S. LIBOR + 1.480% 5.73% 7/1/34 (d)(e)	865	870
12 month U.S. LIBOR + 1.550% 5.803% 6/1/36 (d)(e)	4,910	4,962
12 month U.S. LIBOR + 1.560% 4.065% 3/1/37 (d)(e)	7,033	7,071
12 month U.S. LIBOR + 1.620% 4.537% 5/1/35 (d)(e)	12,707	12,800
12 month U.S. LIBOR + 1.630% 3.815% 9/1/36 (d)(e)	3,488	3,541
12 month U.S. LIBOR + 1.630% 4.911% 11/1/36 (d)(e)	3,576	3,602
12 month U.S. LIBOR + 1.640% 3.895% 6/1/47 (d)(e)	9,857	10,056
12 month U.S. LIBOR + 1.640% 5.18% 5/1/36 (d)(e)	2,060	2,082
12 month U.S. LIBOR + 1.700% 5.189% 6/1/42 (d)(e)	13,030	13,192
12 month U.S. LIBOR + 1.730% 4.021% 3/1/40 (d)(e)	13,113	13,292
12 month U.S. LIBOR + 1.750% 4.454% 7/1/35 (d)(e)	3,976	4,004
12 month U.S. LIBOR + 1.750% 4.579% 8/1/41 (d)(e)	19,643	19,869
12 month U.S. LIBOR + 1.780% 4.163% 2/1/36 (d)(e)	5,786	5,832
12 month U.S. LIBOR + 1.800% 4.055% 1/1/42 (d)(e)	47,487	48,110
12 month U.S. LIBOR + 1.800% 4.505% 12/1/40 (d)(e)	453,446	460,739
12 month U.S. LIBOR + 1.800% 6.05% 7/1/41 (d)(e)	5,085	5,154
12 month U.S. LIBOR + 1.810% 4.06% 12/1/39 (d)(e)	4,078	4,131
12 month U.S. LIBOR + 1.810% 4.068% 9/1/41 (d)(e)	4,249	4,346
12 month U.S. LIBOR + 1.810% 4.304% 2/1/42 (d)(e)	21,275	21,527
12 month U.S. LIBOR + 1.810% 6.05% 7/1/41 (d)(e)	8,217	8,340
12 month U.S. LIBOR + 1.820% 4.195% 12/1/35 (d)(e)	8,345	8,451
12 month U.S. LIBOR + 1.830% 4.08% 10/1/41 (d)(e)	3,474	3,435
12 month U.S. LIBOR + 1.950% 5.771% 7/1/37 (d)(e)	9,558	9,720
6 month U.S. LIBOR + 1.530% 4.372% 3/1/35 (d)(e)	3,272	3,277
6 month U.S. LIBOR + 1.530% 4.461% 12/1/34 (d)(e)	1,869	1,868
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.500% 4.724% 1/1/35 (d)(e)	13,036	13,055
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 6.154% 10/1/33 (d)(e)	1,200	1,215
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 7.103% 7/1/35 (d)(e)	1,195	1,209
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.620% 4.293% 3/1/33 (d)(e)	6,439	6,470
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.740% 4.865% 12/1/34 (d)(e)	383	386
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.740% 5.467% 5/1/36 (d)(e)	10,288	10,411
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.960% 4.424% 9/1/35 (d)(e)	1,782	1,802
U.S. TREASURY 1 YEAR INDEX + 1.940% 4.656% 10/1/33 (d)(e)	18,770	18,927
U.S. TREASURY 1 YEAR INDEX + 2.200% 4.583% 3/1/35 (d)(e)	3,859	3,890
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.395% 6/1/36 (d)(e)	9,189	9,361
U.S. TREASURY 1 YEAR INDEX + 2.280% 4.404% 10/1/33 (d)(e)	6,595	6,717
U.S. TREASURY 1 YEAR INDEX + 2.460% 5.33% 7/1/34 (d)(e)	12,198	12,377
1.5% 11/1/35 to 9/1/51 (l)	97,961,936	77,584,737
2% 2/1/28 to 3/1/52	320,297,512	266,915,283
2.5% 1/1/28 to 1/1/52 (j)	423,841,460	362,612,637
3% 2/1/31 to 2/1/52	208,810,097	185,889,209
3.5% 6/1/34 to 8/1/52	105,902,196	96,590,430
4% 3/1/36 to 6/1/52	66,385,672	62,229,880
4.5% to 4.5% 6/1/33 to 12/1/52	106,254,515	101,745,683
5% 9/1/25 to 4/1/53	76,700,639	75,088,635
5.279% 8/1/41 (d)	296,604	294,424
5.5% 12/1/23 to 8/1/53	122,716,974	121,617,596
6% to 6% 9/1/29 to 6/1/53	26,838,186	27,105,297
6.5% 12/1/23 to 4/1/37	503,034	516,651
6.688% 2/1/39 (d)	146,536	148,476
7% to 7% 11/1/23 to 7/1/37	92,303	95,290
7.5% to 7.5% 7/1/25 to 11/1/31	44,194	45,213
8% 3/1/37	3,556	3,840
TOTAL FANNIE MAE		1,379,262,079
Freddie Mac - 4.4%
12 month U.S. LIBOR + 1.320% 3.575% 1/1/36 (d)(e)	4,698	4,662
12 month U.S. LIBOR + 1.370% 3.634% 3/1/36 (d)(e)	24,911	24,872
12 month U.S. LIBOR + 1.500% 3.824% 3/1/36 (d)(e)	14,558	14,557
12 month U.S. LIBOR + 1.750% 4% 12/1/40 (d)(e)	163,482	165,256
12 month U.S. LIBOR + 1.750% 4% 9/1/41 (d)(e)	67,768	68,743
12 month U.S. LIBOR + 1.750% 6% 7/1/41 (d)(e)	32,570	32,826
12 month U.S. LIBOR + 1.860% 5.239% 4/1/36 (d)(e)	9,882	9,962
12 month U.S. LIBOR + 1.880% 4.13% 9/1/41 (d)(e)	6,365	6,487
12 month U.S. LIBOR + 1.880% 5.255% 4/1/41 (d)(e)	1,652	1,664
12 month U.S. LIBOR + 1.900% 4.936% 10/1/42 (d)(e)	42,922	43,016
12 month U.S. LIBOR + 1.910% 5.212% 5/1/41 (d)(e)	11,759	11,868
12 month U.S. LIBOR + 1.910% 5.568% 5/1/41 (d)(e)	13,541	13,674
12 month U.S. LIBOR + 1.910% 5.698% 6/1/41 (d)(e)	12,728	12,867
12 month U.S. LIBOR + 1.910% 6.16% 6/1/41 (d)(e)	4,170	4,221
12 month U.S. LIBOR + 2.020% 4.936% 4/1/38 (d)(e)	8,191	8,253
12 month U.S. LIBOR + 2.030% 4.158% 3/1/33 (d)(e)	176	177
12 month U.S. LIBOR + 2.040% 6.256% 7/1/36 (d)(e)	9,829	9,948
12 month U.S. LIBOR + 2.200% 4.45% 12/1/36 (d)(e)	16,881	17,164
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.120% 4.029% 8/1/37 (d)(e)	9,507	9,383
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 4.488% 10/1/36 (d)(e)	24,201	24,321
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.990% 5.001% 10/1/35 (d)(e)	11,753	11,795
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.020% 7.385% 6/1/37 (d)(e)	5,617	5,714
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.680% 7.524% 10/1/35 (d)(e)	4,339	4,463
U.S. TREASURY 1 YEAR INDEX + 2.030% 4.857% 6/1/33 (d)(e)	16,477	16,485
U.S. TREASURY 1 YEAR INDEX + 2.260% 5.196% 6/1/33 (d)(e)	32,437	32,562
U.S. TREASURY 1 YEAR INDEX + 2.430% 5.024% 3/1/35 (d)(e)	60,295	61,091
1.5% 7/1/35 to 6/1/51	109,248,730	85,284,063
2% 6/1/35 to 4/1/52	257,109,665	215,357,943
2.5% 1/1/28 to 4/1/52	222,926,185	189,943,402
3% 12/1/30 to 4/1/52	92,111,122	80,619,961
3.5% 1/1/32 to 4/1/52 (j)(m)	86,473,793	79,480,504
4% 5/1/37 to 10/1/52	57,384,114	54,201,351
4% 4/1/48	21,565	20,252
4.5% 6/1/25 to 9/1/52 (l)	43,809,207	41,787,815
5% 8/1/33 to 8/1/53	49,606,467	48,473,192
5.5% 10/1/52 to 8/1/53 (l)	74,181,016	73,733,659
6% 1/1/29 to 7/1/53	23,301,914	23,650,261
6.5% 5/1/26 to 1/1/53	5,876,137	5,980,841
7% 3/1/26 to 9/1/36	102,967	106,417
7.5% 1/1/27 to 11/1/31	668	694
8% 7/1/24 to 4/1/32	2,511	2,620
8.5% 1/1/25 to 1/1/28	1,556	1,594
TOTAL FREDDIE MAC		899,260,600
Ginnie Mae - 4.3%
3.5% 9/20/40 to 7/20/46 (j)	25,914,091	23,974,366
4% 5/20/33 to 5/20/49	22,420,452	21,291,527
4.5% 6/20/33 to 8/15/41	5,357,078	5,223,842
5% 12/15/32 to 4/20/48	5,691,524	5,664,286
5.5% 7/15/33 to 9/15/39	173,604	175,735
6% to 6% 10/15/30 to 11/15/39	68,258	69,620
7% to 7% 3/15/24 to 11/15/32	118,410	121,372
7.5% to 7.5% 11/15/23 to 9/15/31	21,842	22,214
8% 4/15/24 to 11/15/29	3,868	3,939
8.5% 11/15/27 to 1/15/31	1,908	2,005
2% 11/20/50 to 4/20/51	71,733,662	59,376,273
2% 9/1/53 (n)	21,700,000	17,902,509
2% 9/1/53 (n)	47,450,000	39,146,269
2% 9/1/53 (n)	62,750,000	51,768,775
2% 9/1/53 (n)	10,800,000	8,910,004
2% 9/1/53 (n)	14,900,000	12,292,506
2% 9/1/53 (n)	23,850,000	19,676,260
2% 10/1/53 (n)	6,250,000	5,161,623
2% 10/1/53 (n)	78,200,000	64,582,229
2.5% 6/20/51 to 12/20/51	33,177,862	28,277,090
2.5% 9/1/53 (n)	17,825,000	15,172,169
2.5% 9/1/53 (n)	7,600,000	6,468,919
2.5% 9/1/53 (n)	32,400,000	27,578,025
2.5% 9/1/53 (n)	32,400,000	27,578,025
2.5% 9/1/53 (n)	33,550,000	28,556,874
2.5% 9/1/53 (n)	26,100,000	22,215,631
2.5% 10/1/53 (n)	16,400,000	13,972,700
3% 5/20/42 to 4/15/45	5,010,407	4,501,658
3% 9/1/53 (n)	32,250,000	28,357,222
3% 9/1/53 (n)	33,150,000	29,148,586
3% 9/1/53 (n)	12,250,000	10,771,348
3% 9/1/53 (n)	1,600,000	1,406,870
3% 9/1/53 (n)	7,900,000	6,946,420
3% 9/1/53 (n)	48,400,000	42,557,815
3% 10/1/53 (n)	49,800,000	43,818,009
3.5% 9/1/53 (n)	950,000	862,557
3.5% 9/1/53 (n)	4,500,000	4,085,795
3.5% 9/1/53 (n)	12,000,000	10,895,454
3.5% 9/1/53 (n)	9,000,000	8,171,591
3.5% 9/1/53 (n)	9,450,000	8,580,170
3.5% 9/1/53 (n)	9,400,000	8,534,772
3.5% 9/1/53 (n)	7,500,000	6,809,659
3.5% 9/1/53 (n)	15,550,000	14,118,692
3.5% 10/1/53 (n)	9,100,000	8,264,164
4% 9/1/53 (n)	17,100,000	15,935,300
4% 9/1/53 (n)	13,350,000	12,440,717
4.5% 9/1/53 (n)	25,050,000	23,872,217
4.5% 9/1/53 (n)	9,350,000	8,910,388
5% 9/1/53 (n)	3,650,000	3,551,807
5% 9/1/53 (n)	39,450,000	38,388,704
5.5% 9/1/53 (n)	12,400,000	12,277,937
5.5% 9/1/53 (n)	12,100,000	11,980,890
6.5% 3/20/31 to 6/15/37	46,341	47,658
TOTAL GINNIE MAE		870,421,187
Uniform Mortgage Backed Securities - 4.6%
1.5% 9/1/53 (n)	13,375,000	10,083,007
1.5% 9/1/53 (n)	11,150,000	8,405,647
2% 9/1/53 (n)	57,450,000	45,733,906
2% 9/1/53 (n)	40,500,000	32,240,612
2% 9/1/53 (n)	25,825,000	20,558,366
2% 9/1/53 (n)	19,600,000	15,602,864
2% 9/1/53 (n)	10,400,000	8,279,071
2% 9/1/53 (n)	7,425,000	5,910,779
2% 9/1/53 (n)	6,200,000	4,935,600
2% 9/1/53 (n)	10,500,000	8,358,677
2% 9/1/53 (n)	63,300,000	50,390,883
2% 9/1/53 (n)	61,950,000	49,316,196
2% 9/1/53 (n)	41,050,000	32,678,448
2% 9/1/53 (n)	101,800,000	81,039,366
2% 9/1/53 (n)	9,850,000	7,841,235
2% 9/1/53 (n)	150,000	119,410
2% 9/1/53 (n)	21,750,000	17,314,403
2% 10/1/53 (n)	99,700,000	79,480,571
2% 10/1/53 (n)	39,900,000	31,808,172
2% 10/1/53 (n)	39,900,000	31,808,172
2% 10/1/53 (n)	59,850,000	47,712,258
2.5% 9/1/53 (n)	6,350,000	5,262,811
2.5% 9/1/53 (n)	4,400,000	3,646,672
2.5% 9/1/53 (n)	1,900,000	1,574,699
3% 9/1/53 (n)	23,450,000	20,202,724
3% 9/1/53 (n)	46,850,000	40,362,371
3% 9/1/53 (n)	7,575,000	6,526,040
3.5% 9/1/53 (n)	50,150,000	44,811,768
3.5% 9/1/53 (n)	5,800,000	5,182,617
3.5% 9/1/53 (n)	7,500,000	6,701,660
4% 9/1/53 (n)	23,850,000	22,016,531
4% 9/1/53 (n)	13,350,000	12,323,719
4% 9/1/53 (n)	10,450,000	9,646,656
4.5% 9/1/53 (n)	25,000	23,707
5% 9/1/38 (n)	24,600,000	24,298,266
5% 9/1/38 (n)	21,450,000	21,186,903
5% 9/1/53 (n)	22,000,000	21,332,265
5% 9/1/53 (n)	35,400,000	34,325,553
5.5% 9/1/53 (n)	4,550,000	4,494,547
5.5% 9/1/53 (n)	13,500,000	13,335,469
5.5% 9/1/53 (n)	6,700,000	6,618,344
5.5% 9/1/53 (n)	39,300,000	38,821,031
5.5% 9/1/53 (n)	17,450,000	17,237,328
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		949,549,324
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $4,289,432,521)		4,098,493,190

Asset-Backed Securities - 6.1%
	Principal Amount (a)	Value ($)
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	4,348,137	2,695,845
Series 2019-1 Class A, 3.844% 5/15/39 (b)	3,183,996	2,228,798
Series 2019-2:
Class A, 3.376% 10/16/39 (b)	8,681,433	7,282,680
Class B, 4.458% 10/16/39 (b)	2,087,167	795,941
Series 2021-1A Class A, 2.95% 11/16/41 (b)	10,073,108	8,874,610
Series 2021-2A Class A, 2.798% 1/15/47 (b)	19,422,275	16,780,269
AASET, Ltd. Series 2022-1A Class A, 6% 5/16/47 (b)	37,276,033	35,785,364
Aimco Series 2018-BA Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 1/15/32 (b)(d)(e)	7,740,000	7,715,681
AIMCO CLO Series 2021-AA Class AR2, CME Term SOFR 3 Month Index + 1.400% 6.7096% 10/17/34 (b)(d)(e)	15,071,000	14,933,462
AIMCO CLO Ltd. Series 2021-11A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.6996% 10/17/34 (b)(d)(e)	8,253,000	8,197,870
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.250% 6.5778% 4/20/34 (b)(d)(e)	19,226,000	18,992,866
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.8261% 7/20/35 (b)(d)(e)	11,745,000	11,616,991
Allegro CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7278% 7/20/34 (b)(d)(e)	9,447,000	9,339,937
American Express Credit Account Master Trust Series 2023-1 Class A, 4.87% 5/15/28	8,410,000	8,361,378
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (b)	261,000	259,119
Series 2015-SFR1 Class E, 5.639% 4/17/52 (b)	595,000	584,344
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (b)	611,000	600,164
Class XS, 0% 10/17/52 (b)(d)(h)(o)	405,244	4
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)	2,874,016	2,411,328
Class B, 4.335% 1/16/40 (b)	551,865	284,221
Ares CLO Series 2019-54A Class A, CME Term SOFR 3 Month Index + 1.580% 6.8896% 10/15/32 (b)(d)(e)	11,120,000	11,103,542
Ares LIX CLO Ltd. Series 2021-59A Class A, CME Term SOFR 3 Month Index + 1.290% 6.6428% 4/25/34 (b)(d)(e)	15,787,000	15,583,379
Ares LV CLO Ltd. Series 2021-55A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.6996% 7/15/34 (b)(d)(e)	12,053,000	11,972,197
Ares LVIII CLO LLC Series 2022-58A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.638% 1/15/35 (b)(d)(e)	16,982,000	16,759,977
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, CME Term SOFR 3 Month Index + 1.330% 6.6396% 4/15/34 (b)(d)(e)	27,261,000	26,988,199
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, CME Term SOFR 3 Month Index + 1.510% 6.8196% 4/17/33 (b)(d)(e)	8,452,000	8,430,312
Babson CLO Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7196% 10/15/36 (b)(d)(e)	8,291,000	8,219,532
Bank of America Credit Card Master Trust Series 2023-A1 Class A1, 4.79% 5/15/28	15,300,000	15,170,401
Barings CLO Ltd.:
Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.280% 6.6328% 4/25/34 (b)(d)(e)	14,004,000	13,824,147
Series 2021-4A Class A, CME Term SOFR 3 Month Index + 1.480% 6.8078% 1/20/32 (b)(d)(e)	15,650,000	15,610,734
BBCMS Mortgage Trust Series 2023 C19 Class C, 6.5979% 4/15/56 (d)	655,000	573,318
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME Term SOFR 3 Month Index + 1.300% 6.608% 1/17/35 (b)(d)(e)	17,449,000	17,269,014
BETHP Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.6996% 1/15/35 (b)(d)(e)	12,522,000	12,396,843
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (b)	10,548,766	9,711,194
Class AA, 2.487% 12/16/41 (b)(d)	651,593	627,979
Series 2021-1A Class A, 2.443% 7/15/46 (b)	13,860,341	11,916,289
Bristol Park CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.5596% 4/15/29 (b)(d)(e)	12,059,064	12,016,580
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	7,680,111	6,829,616
Class B, 5.095% 4/15/39 (b)	4,356,038	2,787,951
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	3,837,654	3,488,965
Series 2021-1A Class A, 3.474% 1/15/46 (b)	2,705,442	2,495,851
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6878% 10/20/32 (b)(d)(e)	10,997,000	10,951,736
Series 2022-15A Class A, CME Term SOFR 3 Month Index + 1.320% 6.6461% 4/20/35 (b)(d)(e)	16,187,000	15,975,614
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7428% 10/25/34 (b)(d)(e)	7,745,000	7,632,318
Cedar Funding Xvii Clo Ltd. Series 2023-17A Class A, CME Term SOFR 3 Month Index + 1.850% 7.2758% 7/20/36 (b)(d)(e)	11,696,000	11,694,281
CEDF Series 2021-6A Class ARR, CME Term SOFR 3 Month Index + 1.310% 6.6378% 4/20/34 (b)(d)(e)	11,637,000	11,455,963
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, CME Term SOFR 3 Month Index + 1.430% 6.7578% 10/20/34 (b)(d)(e)	12,599,000	12,404,471
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	6,390,192	6,117,030
Citi Mortgage Loan Trust Series 2007-1 Class 1A, CME Term SOFR 1 Month Index + 1.460% 6.7794% 10/25/37 (b)(d)(e)	264,457	263,831
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, CME Term SOFR 3 Month Index + 1.460% 6.7878% 4/20/34 (b)(d)(e)	24,335,000	23,949,339
Columbia Cent Clo 32 Ltd. / Coliseum Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.700% 7.0456% 7/24/34 (b)(d)(e)	17,433,000	17,350,211
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, CME Term SOFR 3 Month Index + 1.570% 6.8978% 1/20/34 (b)(d)(e)	20,650,000	20,476,747
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 8.9627% (b)(c)(d)(e)(h)	209,686	0
DB Master Finance LLC Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	10,091,655	9,289,701
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (b)	557,000	508,936
Discover Card Execution Note Trust Series 2023-A2 Class A, 4.93% 6/15/28	6,800,000	6,761,679
Dllaa 2023-1A Series 2023-1A:
Class A2, 5.93% 7/20/26 (b)	4,421,000	4,424,560
Class A3, 5.64% 2/22/28 (b)	3,359,000	3,372,554
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME Term SOFR 3 Month Index + 1.300% 6.6261% 4/20/35 (b)(d)(e)	9,084,000	8,955,262
Dryden CLO, Ltd.:
Series 2021-76A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.7378% 10/20/34 (b)(d)(e)	22,812,000	22,638,674
Series 2021-83A Class A, CME Term SOFR 3 Month Index + 1.480% 6.7915% 1/18/32 (b)(d)(e)	11,752,000	11,722,984
Dryden Senior Loan Fund:
Series 2020-78A Class A, CME Term SOFR 3 Month Index + 1.440% 6.7496% 4/17/33 (b)(d)(e)	8,700,000	8,665,783
Series 2021-85A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7196% 10/15/35 (b)(d)(e)	11,160,000	11,056,949
Series 2021-90A Class A1A, CME Term SOFR 3 Month Index + 1.390% 6.7714% 2/20/35 (b)(d)(e)	6,539,000	6,463,939
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 4/15/31 (b)(d)(e)	6,808,000	6,766,975
Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7196% 1/15/35 (b)(d)(e)	15,072,000	14,948,711
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, CME Term SOFR 3 Month Index + 1.510% 6.8196% 1/15/34 (b)(d)(e)	3,200,000	3,177,043
FirstKey Homes Trust:
Series 2020-SFR1 Class F2, 4.284% 8/17/37 (b)	420,000	393,383
Series 2021-SFR1 Class F1, 3.238% 8/17/38 (b)	265,000	229,273
Flatiron CLO Ltd. Series 2021-1A:
Class A1, 3 month U.S. LIBOR + 1.110% 6.6917% 7/19/34 (b)(d)(e)	8,589,000	8,534,752
Class AR, CME Term SOFR 3 Month Index + 1.340% 6.7134% 11/16/34 (b)(d)(e)	12,500,000	12,399,188
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, CME Term SOFR 3 Month Index + 1.560% 6.9414% 11/20/33 (b)(d)(e)	19,341,000	19,317,810
Ford Credit Auto Owner Trust Series 2020-2 Class A, 1.06% 4/15/33 (b)	4,700,000	4,278,690
Ford Credit Floorplan Master Owner Trust Series 2023-1 Class A1, 4.92% 5/15/28 (b)	4,100,000	4,050,895
GM Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25	4,482,000	4,468,319
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	7,011,000	7,048,473
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	3,421,000	3,419,304
Home Partners of America Trust:
Series 2019-2 Class F, 3.866% 10/19/39 (b)	490,696	416,829
Series 2021-2 Class G, 4.505% 12/17/26 (b)	2,244,311	1,894,471
Series 2021-3 Class F, 4.242% 1/17/41 (b)	328,237	273,533
Honda Auto Receivables Series 2023-2 Class A3, 4.93% 11/15/27	7,247,000	7,197,177
Honda Auto Receivables 2023-3 Series 2023-3 Class A3, 5.41% 2/18/28	4,000,000	4,009,584
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	4,566,330	3,910,130
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	4,384,595	3,736,245
Invesco CLO Ltd. Series 2021-3A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7372% 10/22/34 (b)(d)(e)	8,865,000	8,808,477
KKR CLO Ltd. Series 2022-41A Class A1, CME Term SOFR 3 Month Index + 1.330% 6.638% 4/15/35 (b)(d)(e)	21,121,000	20,761,352
Lucali CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.470% 6.7796% 1/15/33 (b)(d)(e)	7,620,000	7,609,629
Madison Park Funding Series 2020-19A Class A1R2, CME Term SOFR 3 Month Index + 1.180% 6.5272% 1/22/28 (b)(d)(e)	7,736,794	7,705,623
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7217% 4/19/34 (b)(d)(e)	16,420,000	16,315,536
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, CME Term SOFR 3 Month Index + 1.360% 6.7072% 1/22/35 (b)(d)(e)	17,793,000	17,555,321
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.6896% 7/15/34 (b)(d)(e)	8,675,000	8,604,828
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, CME Term SOFR 3 Month Index + 1.460% 6.8072% 1/22/31 (b)(d)(e)	3,536,000	3,497,443
Magnetite CLO LTD Series 2023-36A Class A, CME Term SOFR 3 Month Index + 1.800% 6.9585% 4/22/36 (b)(d)(e)	7,863,000	7,881,006
Magnetite CLO Ltd. Series 2021-27A Class AR, CME Term SOFR 3 Month Index + 1.400% 6.7278% 10/20/34 (b)(d)(e)	2,957,000	2,934,713
Magnetite IX, Ltd. / Magnetite IX LLC Series 2021-30A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7428% 10/25/34 (b)(d)(e)	15,155,000	15,052,234
Magnetite XXI Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.6078% 4/20/34 (b)(d)(e)	11,245,000	11,117,381
Magnetite XXIII, Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.7428% 1/25/35 (b)(d)(e)	10,754,000	10,704,403
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, CME Term SOFR 3 Month Index + 1.250% 6.5596% 1/15/34 (b)(d)(e)	14,050,000	13,944,836
Milos CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6578% 10/20/30 (b)(d)(e)	17,431,959	17,410,640
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6744% 1/25/36 (d)(e)	128,470	125,400
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 6.7178% 10/20/34 (b)(d)(e)	12,426,000	12,328,680
Planet Fitness Master Issuer LLC:
Series 2018-1A Class A2II, 4.666% 9/5/48 (b)	20,169,188	19,363,953
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	9,440,595	7,990,227
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	10,422,075	9,353,083
Class A2II, 4.008% 12/5/51 (b)	9,313,113	7,679,518
Progress Residential:
Series 2022-SFR3 Class F, 6.6% 4/17/39 (b)	800,000	745,694
Series 2022-SFR4 Class E1, 6.121% 5/17/41 (b)	797,000	744,217
Series 2022-SFR5:
Class E1, 6.618% 6/17/39 (b)	519,000	504,014
Class E2, 6.863% 6/17/39 (b)	870,000	839,222
Series 2023-SFR1:
Class E1, 6.15% 3/17/40 (b)	273,000	258,111
Class E2, 6.6% 3/17/40 (b)	290,000	271,328
Progress Residential Trust:
Series 2019-SFR3:
Class F, 3.867% 9/17/36 (b)	315,000	303,054
Class G, 4.116% 9/17/36 (b)	263,000	252,661
Series 2019-SFR4 Class F, 3.684% 10/17/36 (b)	1,082,000	1,040,296
Series 2020-SFR1:
Class G, 4.028% 4/17/37 (b)	378,000	351,636
Class H, 5.268% 4/17/37 (b)	105,000	98,699
Series 2020-SFR3 Class H, 6.234% 10/17/27 (b)	273,000	255,990
Series 2021-SFR2 Class H, 4.998% 4/19/38 (b)	401,000	360,014
Series 2021-SFR6:
Class F, 3.422% 7/17/38 (b)	315,000	271,183
Class G, 4.003% 7/17/38 (b)	168,000	142,593
Series 2021-SFR8:
Class F, 3.181% 10/17/38 (b)	203,000	172,756
Class G, 4.005% 10/17/38 (b)	1,347,000	1,154,894
Series 2022-SFR2 Class E2, 4.8% 4/17/27 (b)	688,000	632,059
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	8,126,242	6,888,940
Rockland Park CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.380% 6.7078% 4/20/34 (b)(d)(e)	15,987,000	15,873,764
RR 7 Ltd. Series 2022-7A Class A1AB, CME Term SOFR 3 Month Index + 1.340% 6.648% 1/15/37 (b)(d)(e)	17,526,000	17,296,111
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)	8,665,274	7,332,035
Class B, 4.335% 3/15/40 (b)	1,049,720	750,592
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	12,474,000	11,900,720
1.884% 7/15/50 (b)	4,985,000	4,500,637
2.328% 7/15/52 (b)	3,812,000	3,277,321
Starwood Mortgage Residential Trust Series 2022-SFR3 Class F, CME Term SOFR 1 Month Index + 4.500% 9.8105% 5/17/24 (b)(d)(e)	1,616,000	1,571,955
Stratus CLO, Ltd. Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.750% 7.0761% 7/20/30 (b)(d)(e)	2,463,278	2,463,524
SYMP Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.6656% 4/23/35 (b)(d)(e)	18,277,000	18,047,185
Symphony CLO XIX, Ltd. / Symphony CLO XIX LLC Series 2018-19A Class A, CME Term SOFR 3 Month Index + 1.220% 6.5296% 4/16/31 (b)(d)(e)	7,665,793	7,616,816
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6296% 7/15/32 (b)(d)(e)	1,661,000	1,651,193
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, CME Term SOFR 3 Month Index + 1.240% 6.5617% 4/19/34 (b)(d)(e)	14,155,000	13,934,762
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6678% 4/20/33 (b)(d)(e)	26,688,000	26,526,351
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, CME Term SOFR 3 Month Index + 4.760% 10.1315% 12/5/36 (b)(c)(d)(e)(h)	430,671	0
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2894% 9/25/34 (d)(e)	7,168	6,833
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	8,091,000	8,070,124
Thunderbolt Aircraft Lease Ltd.:
Series 2017-A Class A, 4.212% 5/17/32 (b)	4,078,764	3,687,723
Series 2018-A Class A, 4.147% 9/15/38 (b)(d)	8,533,324	7,253,496
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	12,946,616	10,746,468
Toyota Lease Owner Trust Series 2023 A:
Class A2, 5.3% 8/20/25 (b)	7,536,000	7,501,945
Class A3, 4.93% 4/20/26 (b)	8,086,000	8,002,281
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, CME Term SOFR 3 Month Index + 0.820% 6.0904% 4/6/42 (b)(d)(e)(h)	934,000	707,895
Tricon American Homes:
Series 2019-SFR1 Class F, 3.745% 3/17/38 (b)	525,000	480,196
Series 2020-SFR1 Class F, 4.882% 7/17/38 (b)	151,000	141,380
Tricon Residential Series 2022-SFR1:
Class E1, 5.344% 4/17/39 (b)	1,081,000	997,071
Class E2, 5.739% 4/17/39 (b)	1,344,000	1,243,157
Tricon Residential Trust Series 2021-SFR1 Class G, 4.133% 7/17/38 (b)	168,000	147,545
Valley Stream Park Clo Ltd. / Vy Series 2022-1A Class A, CME Term SOFR 3 Month Index + 2.400% 7.7261% 10/20/34 (b)(d)(e)	16,512,000	16,527,142
Verizon Master Trust:
Series 2021-1 Class A, 0.5% 5/20/27	5,400,000	5,196,219
Series 2023 2 Class A, 4.89% 4/13/28	4,300,000	4,258,374
Voya CLO Ltd. Series 2019-2A Class A, CME Term SOFR 3 Month Index + 1.530% 6.8578% 7/20/32 (b)(d)(e)	13,214,000	13,193,941
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.7417% 7/19/34 (b)(d)(e)	8,182,000	8,124,382
Series 2021-3A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7378% 10/20/34 (b)(d)(e)	16,805,000	16,679,147
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 6.7196% 7/16/34 (b)(d)(e)	17,432,000	17,268,139
World Omni Auto Receivables Trust:
Series 2023 B:
Class A2A, 5.25% 11/16/26	4,661,000	4,638,506
Class A3, 4.66% 5/15/28	8,561,000	8,440,341
Series 2023-C Class A3, 5.15% 11/15/28	4,203,000	4,196,144
TOTAL ASSET-BACKED SECURITIES (Cost $1,283,490,052)		1,246,403,298

Collateralized Mortgage Obligations - 1.6%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.2%
Ajax Mortgage Loan Trust sequential payer Series 2021-E Class A1, 1.74% 12/25/60 (b)	4,274,011	3,558,641
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(d)	2,769,340	2,648,358
Cascade Funding Mortgage Trust:
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)	3,191,401	3,108,450
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	4,610,805	4,458,958
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (b)(d)	65,675	64,549
Countrywide Home Loans, Inc. Series 2003-R1 Class 2B4, 3.3614% 2/25/43 (b)(d)	1,615	179
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 4.2795% 5/27/37 (b)(d)(e)	350,318	334,334
Series 2014-3R Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (b)(d)(e)(h)	87,210	9
MFA Trust sequential payer Series 2022-RPL1 Class A1, 3.3% 8/25/61 (b)	15,375,110	13,905,016
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)	2,405,128	2,190,314
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)	2,209,775	1,962,604
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	2,962,384	2,792,655
RMF Buyout Issuance Trust Series 2020-HB1 Class A1, 1.7188% 10/25/50 (b)	1,846,952	1,698,214
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 6.546% 7/20/34 (d)(e)	1,449	1,282
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, CME Term SOFR 1 Month Index + 0.750% 6.0694% 9/25/43 (d)(e)	739,692	692,561
Towd Point Mortgage Trust sequential payer Series 2022-K147 Class A2, 3.75% 7/25/62 (b)	11,592,791	10,568,709
TOTAL PRIVATE SPONSOR		47,984,833
U.S. Government Agency - 1.4%
Fannie Mae:
floater:
Series 2002-18 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.2021% 2/25/32 (d)(e)	2,393	2,384
Series 2002-39 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.3445% 3/18/32 (d)(e)	4,461	4,469
Series 2002-60 Class FV, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4021% 4/25/32 (d)(e)	5,021	5,030
Series 2002-63 Class FN, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4021% 10/25/32 (d)(e)	6,036	6,047
Series 2002-7 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.860% 6.1521% 1/25/32 (d)(e)	2,234	2,223
Series 2003-118 Class S, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6979% 12/25/33 (d)(o)(p)	87,912	11,837
Series 2006-104 Class GI, 6.560% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2779% 11/25/36 (d)(o)(p)	63,102	5,179
planned amortization class:
Series 1993-207 Class H, 6.5% 11/25/23	509	507
Series 1996-28 Class PK, 6.5% 7/25/25	646	644
Series 1999-17 Class PG, 6% 4/25/29	23,658	23,671
Series 1999-32 Class PL, 6% 7/25/29	28,370	28,446
Series 1999-33 Class PK, 6% 7/25/29	21,178	21,228
Series 2001-52 Class YZ, 6.5% 10/25/31	3,398	3,455
Series 2005-102 Class CO 11/25/35 (q)	14,406	12,138
Series 2005-73 Class SA, 17.500% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 3.5046% 8/25/35 (d)(e)(p)	3,119	3,102
Series 2005-81 Class PC, 5.5% 9/25/35	44,194	44,590
Series 2006-12 Class BO 10/25/35 (q)	65,192	55,687
Series 2006-15 Class OP 3/25/36 (q)	87,111	72,567
Series 2006-37 Class OW 5/25/36 (q)	8,654	6,691
Series 2006-45 Class OP 6/25/36 (q)	26,662	20,915
Series 2006-62 Class KP 4/25/36 (q)	41,369	33,429
Series 2012-149:
Class DA, 1.75% 1/25/43	810,092	727,568
Class GA, 1.75% 6/25/42	887,204	794,851
Series 2021-69 Class JK, 1.5% 10/25/51	1,903,668	1,526,563
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	4,274	4,303
Series 1999-25 Class Z, 6% 6/25/29	23,025	22,848
Series 2001-20 Class Z, 6% 5/25/31	27,145	27,274
Series 2001-31 Class ZC, 6.5% 7/25/31	12,857	12,883
Series 2002-16 Class ZD, 6.5% 4/25/32	10,830	11,031
Series 2002-74 Class SV, 7.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.1479% 11/25/32 (d)(o)(p)	19,915	478
Series 2012-67 Class AI, 4.5% 7/25/27 (o)	43,359	1,047
Series 2020-101 Class BA, 1.5% 9/25/45	2,933,682	2,449,214
Series 2020-43 Class MA, 2% 1/25/45	4,877,400	4,271,357
Series 2020-49 Class JA, 2% 8/25/44	1,699,570	1,509,162
Series 2020-80 Class BA, 1.5% 3/25/45	4,010,994	3,365,608
Series 2021-68 Class A, 2% 7/25/49	3,360,149	2,694,845
Series 2021-85 Class L, 2.5% 8/25/48	1,836,685	1,584,403
Series 2021-95:
Class 0, 2.5% 9/25/48	5,729,531	4,920,190
Class BA, 2.5% 6/25/49	8,578,117	7,376,105
Series 2021-96 Class HA, 2.5% 2/25/50	3,029,667	2,629,974
Series 2022-1 Class KA, 3% 5/25/48	1,881,649	1,672,792
Series 2022-11 Class B, 3% 6/25/49	2,316,860	2,078,900
Series 2022-13:
Class HA, 3% 8/25/46	2,020,772	1,844,131
Class JA, 3% 5/25/48	3,631,262	3,241,249
Series 2022-3:
Class D, 2% 2/25/48	8,608,989	7,381,453
Class N, 2% 10/25/47	22,193,475	18,556,462
Series 2022-30 Class E, 4.5% 7/25/48	4,888,424	4,697,886
Series 2022-35 Class CK, 4% 3/25/47	6,837,414	6,418,853
Series 2022-4 Class B, 2.5% 5/25/49	2,212,757	1,899,556
Series 2022-49 Class TC, 4% 12/25/48	1,585,532	1,514,573
Series 2022-7:
Class A, 3% 5/25/48	2,679,689	2,382,542
Class E, 2.5% 11/25/47	8,515,789	7,458,262
Series 2022-9 Class BA, 3% 5/25/48	2,677,395	2,387,123
Series 06-116 Class SG, 6.520% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2379% 12/25/36 (d)(o)(p)	40,669	3,595
Series 07-40 Class SE, 6.320% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.0379% 5/25/37 (d)(o)(p)	23,183	2,380
Series 1993-165 Class SH, 19.800% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 4.5198% 9/25/23 (d)(e)(p)	5	5
Series 2003-21 Class SK, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6979% 3/25/33 (d)(o)(p)	5,720	611
Series 2005-72 Class ZC, 5.5% 8/25/35	348,632	347,154
Series 2005-79 Class ZC, 5.9% 9/25/35	270,100	270,317
Series 2007-57 Class SA, 40.600% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 8.2076% 6/25/37 (d)(e)(p)	18,648	21,965
Series 2007-66:
Class SA, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 7.1876% 7/25/37 (d)(e)(p)	28,369	33,497
Class SB, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 7.1876% 7/25/37 (d)(e)(p)	7,569	8,103
Series 2007-75 Class JI, 6.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1429% 8/25/37 (d)(o)(p)	866,688	80,291
Series 2008-12 Class SG, 6.230% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.9479% 3/25/38 (d)(o)(p)	145,393	12,418
Series 2010-135:
Class LS, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.6479% 12/25/40 (d)(o)(p)	146,994	8,036
Class ZA, 4.5% 12/25/40	510,805	503,422
Series 2010-139 Class NI, 4.5% 2/25/40 (o)	21,984	304
Series 2010-150 Class ZC, 4.75% 1/25/41	900,326	879,954
Series 2010-95 Class ZC, 5% 9/25/40	1,972,968	1,951,149
Series 2011-39 Class ZA, 6% 11/25/32	101,635	103,016
Series 2011-4 Class PZ, 5% 2/25/41	301,578	287,014
Series 2011-67 Class AI, 4% 7/25/26 (o)	8,262	181
Series 2012-100 Class WI, 3% 9/25/27 (o)	355,729	13,678
Series 2012-14 Class JS, 6.530% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2479% 12/25/30 (d)(o)(p)	13,646	21
Series 2012-9 Class SH, 6.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1479% 6/25/41 (d)(o)(p)	30,114	191
Series 2013-133 Class IB, 3% 4/25/32 (o)	105,692	2,489
Series 2013-134 Class SA, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.6479% 1/25/44 (d)(o)(p)	136,056	12,769
Series 2013-51 Class GI, 3% 10/25/32 (o)	508,153	28,466
Series 2013-N1 Class A, 6.600% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.3179% 6/25/35 (d)(o)(p)	119,653	8,191
Series 2015-42 Class IL, 6% 6/25/45 (o)	816,597	137,664
Series 2015-70 Class JC, 3% 10/25/45	733,217	683,472
Series 2017-30 Class AI, 5.5% 5/25/47 (o)	488,924	83,220
Series 2020-45 Class JL, 3% 7/25/40	169,303	152,432
Series 2021-59 Class H, 2% 6/25/48	1,905,262	1,553,144
Series 2021-66:
Class DA, 2% 1/25/48	2,058,188	1,683,293
Class DM, 2% 1/25/48	2,187,264	1,788,858
Series 2022-28 Class A, 2.5% 2/25/52	7,425,269	6,710,255
Series 2023-13 Class CK, 1.5% 11/25/50	11,776,891	9,217,002
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (o)	21,738	3,470
Series 343 Class 16, 5.5% 5/25/34 (o)	20,403	3,276
Series 348 Class 14, 6.5% 8/25/34 (d)(o)	13,651	2,639
Series 351:
Class 12, 5.5% 4/25/34 (d)(o)	8,537	1,419
Class 13, 6% 3/25/34 (o)	12,688	2,307
Series 359 Class 19, 6% 7/25/35 (d)(o)	7,413	1,397
Series 384 Class 6, 5% 7/25/37 (o)	85,878	14,560
Freddie Mac:
floater:
Series 2412 Class FK, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.103% 1/15/32 (d)(e)	1,810	1,802
Series 2423 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 3/15/32 (d)(e)	2,707	2,703
Series 2424 Class FM, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.303% 3/15/32 (d)(e)	2,332	2,335
Series 2432:
Class FE, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 6/15/31 (d)(e)	4,293	4,288
Class FG, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 3/15/32 (d)(e)	1,481	1,479
floater target amortization class Series 3366 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.360% 5.553% 5/15/37 (d)(e)	109,817	106,412
planned amortization class:
Series 2021-5141 Class JM, 1.5% 4/25/51	1,392,642	1,114,817
Series 2021-5148:
Class AD, 1.5% 10/25/51	1,876,881	1,508,438
Class PC, 1.5% 10/25/51	1,876,413	1,491,748
Series 2095 Class PE, 6% 11/15/28	28,641	28,973
Series 2101 Class PD, 6% 11/15/28	2,549	2,557
Series 2121 Class MG, 6% 2/15/29	12,117	12,167
Series 2131 Class BG, 6% 3/15/29	85,980	86,361
Series 2137 Class PG, 6% 3/15/29	13,405	13,463
Series 2154 Class PT, 6% 5/15/29	22,742	22,840
Series 2162 Class PH, 6% 6/15/29	4,407	4,415
Series 2520 Class BE, 6% 11/15/32	43,522	44,282
Series 2693 Class MD, 5.5% 10/15/33	403,331	401,322
Series 2802 Class OB, 6% 5/15/34	31,351	31,544
Series 3002 Class NE, 5% 7/15/35	99,499	99,190
Series 3110 Class OP 9/15/35 (q)	22,247	20,556
Series 3119 Class PO 2/15/36 (q)	100,347	79,338
Series 3121 Class KO 3/15/36 (q)	15,632	12,747
Series 3123 Class LO 3/15/36 (q)	57,295	45,760
Series 3145 Class GO 4/15/36 (q)	58,909	47,309
Series 3189 Class PD, 6% 7/15/36	88,529	90,376
Series 3225 Class EO 10/15/36 (q)	30,313	23,695
Series 3258 Class PM, 5.5% 12/15/36	35,277	35,680
Series 3415 Class PC, 5% 12/15/37	42,512	41,643
Series 3806 Class UP, 4.5% 2/15/41	200,212	194,870
Series 3832 Class PE, 5% 3/15/41	394,378	392,815
Series 4135 Class AB, 1.75% 6/15/42	662,306	592,872
sequential payer:
Series 2020-4993 Class LA, 2% 8/25/44	4,673,891	4,129,288
Series 2020-5018:
Class LC, 3% 10/25/40	1,134,985	1,022,008
Class LY, 3% 10/25/40	859,976	774,529
Series 2020-5058 Class BE, 3% 11/25/50	4,102,664	3,520,158
Series 2020-5066 Class A, 1.5% 11/25/44	1,322,774	1,087,083
Series 2021-5175 Class CB, 2.5% 4/25/50	10,826,597	9,271,459
Series 2021-5178 Class TP, 2.5% 4/25/49	4,172,685	3,585,747
Series 2021-5180 Class KA, 2.5% 10/25/47	2,186,285	1,916,680
Series 2022-5189:
Class DA, 2.5% 5/25/49	1,416,232	1,210,914
Class TP, 2.5% 5/25/49	2,891,704	2,499,626
Series 2022-5190:
Class BA, 2.5% 11/25/47	1,370,381	1,183,674
Class CA, 2.5% 5/25/49	2,418,351	2,066,127
Series 2022-5191 Class CA, 2.5% 4/25/50	2,573,860	2,207,988
Series 2022-5197:
Class A, 2.5% 6/25/49	2,418,355	2,089,852
Class DA, 2.5% 11/25/47	1,040,795	899,220
Series 2022-5198 Class BA, 2.5% 11/25/47	4,680,570	4,094,408
Series 2022-5200 Class C, 3% 5/25/48	6,020,392	5,433,603
Series 2022-5202:
Class AG, 3% 1/25/49	1,379,117	1,228,308
Class BC, 3% 5/25/48	5,795,707	5,184,719
Class LB, 2.5% 10/25/47	1,111,226	957,732
Class UA, 3% 4/25/50	2,097,896	1,860,173
Series 2135 Class JE, 6% 3/15/29	4,566	4,632
Series 2274 Class ZM, 6.5% 1/15/31	8,651	8,666
Series 2281 Class ZB, 6% 3/15/30	16,131	16,202
Series 2303 Class ZV, 6% 4/15/31	9,103	9,155
Series 2357 Class ZB, 6.5% 9/15/31	69,596	70,499
Series 2502 Class ZC, 6% 9/15/32	16,939	17,237
Series 2519 Class ZD, 5.5% 11/15/32	25,753	25,919
Series 2998 Class LY, 5.5% 7/15/25	6,225	6,196
Series 3871 Class KB, 5.5% 6/15/41	640,061	653,038
Series 06-3115 Class SM, 6.480% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.297% 2/15/36 (d)(o)(p)	30,781	2,433
Series 2013-4281 Class AI, 4% 12/15/28 (o)	45,467	583
Series 2017-4683 Class LM, 3% 5/15/47	1,107,553	1,032,152
Series 2020-5000 Class BA, 2% 4/25/45	5,469,254	4,778,845
Series 2020-5041 Class LB, 3% 11/25/40	1,929,330	1,736,833
Series 2021-5083 Class VA, 1% 8/15/38	6,069,626	5,605,916
Series 2021-5176 Class AG, 2% 1/25/47	8,221,939	7,006,980
Series 2021-5182 Class A, 2.5% 10/25/48	14,162,134	12,150,579
Series 2022-5210 Class AB, 3% 1/25/42	3,228,108	2,921,520
Series 2022-5213 Class AH, 2.25% 4/25/37	5,167,118	4,708,007
Series 2022-5236 Class P, 5% 4/25/48	2,328,740	2,288,513
Series 2022-5266 Class CD, 4.5% 10/25/44	5,468,202	5,302,091
Series 2933 Class ZM, 5.75% 2/15/35	555,104	564,407
Series 2935 Class ZK, 5.5% 2/15/35	426,253	431,622
Series 2947 Class XZ, 6% 3/15/35	183,226	186,591
Series 2996 Class ZD, 5.5% 6/15/35	381,460	385,192
Series 3237 Class C, 5.5% 11/15/36	478,719	476,739
Series 3244 Class SG, 6.540% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.357% 11/15/36 (d)(o)(p)	127,179	10,648
Series 3287 Class SD, 6.630% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.447% 3/15/37 (d)(o)(p)	190,544	17,331
Series 3297 Class BI, 6.640% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.457% 4/15/37 (d)(o)(p)	268,158	28,698
Series 3336 Class LI, 6.460% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.277% 6/15/37 (d)(o)(p)	81,527	8,147
Series 3949 Class MK, 4.5% 10/15/34	70,882	69,540
Series 4055 Class BI, 3.5% 5/15/31 (o)	91,297	1,740
Series 4149 Class IO, 3% 1/15/33 (o)	281,723	21,609
Series 4314 Class AI, 5% 3/15/34 (o)	22,899	579
Series 4427 Class LI, 3.5% 2/15/34 (o)	392,147	21,957
Series 4471 Class PA 4% 12/15/40	299,465	289,521
target amortization class Series 2156 Class TC, 6.25% 5/15/29	8,396	8,400
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 2/15/24 (d)(e)	136	136
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	9,685	9,703
Series 2056 Class Z, 6% 5/15/28	22,268	22,480
Freddie Mac Multi-family Structured pass-thru certificates:
planned amortization class Series 20XX-5165 Class PC, 1.5% 11/25/51	2,389,372	1,927,489
sequential payer Series 2021-5159 Class GC, 2% 11/25/47	1,755,654	1,501,151
Series 4386 Class AZ, 4.5% 11/15/40	973,786	935,403
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.570% - CME Term SOFR 1 Month Index 1.2629% 6/16/37 (d)(o)(p)	54,238	4,989
Series 2010-H03 Class FA, CME Term SOFR 1 Month Index + 0.660% 5.98% 3/20/60 (d)(e)(r)	493,774	491,754
Series 2010-H17 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.76% 7/20/60 (d)(e)(r)	105,013	104,227
Series 2010-H18 Class AF, CME Term SOFR 1 Month Index + 0.410% 5.5553% 9/20/60 (d)(e)(r)	110,549	109,681
Series 2010-H19 Class FG, CME Term SOFR 1 Month Index + 0.410% 5.5553% 8/20/60 (d)(e)(r)	86,118	85,395
Series 2010-H27 Class FA, CME Term SOFR 1 Month Index + 0.380% 5.6353% 12/20/60 (d)(e)(r)	245,469	243,819
Series 2011-H05 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.7553% 12/20/60 (d)(e)(r)	197,889	196,947
Series 2011-H07 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.7177% 2/20/61 (d)(e)(r)	185,958	184,996
Series 2011-H12 Class FA, CME Term SOFR 1 Month Index + 0.600% 5.7077% 2/20/61 (d)(e)(r)	289,267	287,782
Series 2011-H13 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.7553% 4/20/61 (d)(e)(r)	201,586	200,557
Series 2011-H14:
Class FB, CME Term SOFR 1 Month Index + 0.610% 5.7553% 5/20/61 (d)(e)(r)	308,007	306,680
Class FC, CME Term SOFR 1 Month Index + 0.610% 5.7553% 5/20/61 (d)(e)(r)	230,875	229,798
Series 2011-H17 Class FA, CME Term SOFR 1 Month Index + 0.640% 5.7853% 6/20/61 (d)(e)(r)	253,716	252,605
Series 2011-H21 Class FA, CME Term SOFR 1 Month Index + 0.710% 5.8553% 10/20/61 (d)(e)(r)	503,920	502,171
Series 2012-H01 Class FA, CME Term SOFR 1 Month Index + 0.810% 5.9553% 11/20/61 (d)(e)(r)	286,139	285,403
Series 2012-H03 Class FA, CME Term SOFR 1 Month Index + 0.810% 5.9553% 1/20/62 (d)(e)(r)	148,238	147,866
Series 2012-H06 Class FA, CME Term SOFR 1 Month Index + 0.740% 5.8853% 1/20/62 (d)(e)(r)	269,221	268,272
Series 2012-H07 Class FA, CME Term SOFR 1 Month Index + 0.740% 5.8853% 3/20/62 (d)(e)(r)	126,390	125,829
Series 2012-H21 Class DF, CME Term SOFR 1 Month Index + 0.760% 4.8711% 5/20/61 (d)(e)(r)	6,226	6,134
Series 2012-H23 Class WA, CME Term SOFR 1 Month Index + 0.630% 5.7753% 10/20/62 (d)(e)(r)	112,325	111,697
Series 2013-H07 Class BA, CME Term SOFR 1 Month Index + 0.360% 5.6153% 3/20/63 (d)(e)(r)	203,784	202,201
Series 2014-H03 Class FA, CME Term SOFR 1 Month Index + 0.710% 5.8177% 1/20/64 (d)(e)(r)	144,019	143,469
Series 2014-H05 Class FB, CME Term SOFR 1 Month Index + 0.710% 5.8177% 12/20/63 (d)(e)(r)	613,762	612,348
Series 2014-H11 Class BA, CME Term SOFR 1 Month Index + 0.610% 5.7177% 6/20/64 (d)(e)(r)	979,671	975,071
Series 2014-H20 Class BF, CME Term SOFR 1 Month Index + 0.610% 5.7177% 9/20/64 (d)(e)(r)	3,150,316	3,133,759
Series 2016-H20 Class FM, CME Term SOFR 1 Month Index + 0.510% 4.5891% 12/20/62 (d)(e)(r)	16,881	16,469
Series 2019-11 Class F, CME Term SOFR 1 Month Index + 0.510% 5.8285% 1/20/49 (d)(e)	2,096,171	2,054,891
Series 2019-128 Class FH, CME Term SOFR 1 Month Index + 0.610% 5.9285% 10/20/49 (d)(e)	665,979	644,221
Series 2019-23 Class NF, CME Term SOFR 1 Month Index + 0.560% 5.8785% 2/20/49 (d)(e)	1,307,141	1,274,536
planned amortization class:
Series 2010-158 Class MS, 9.770% - CME Term SOFR 1 Month Index 0% 12/20/40 (d)(p)	795,067	624,399
Series 2011-136 Class WI, 4.5% 5/20/40 (o)	18,151	1,190
Series 2016-69 Class WA, 3% 2/20/46	689,714	625,896
Series 2017-134 Class BA, 2.5% 11/20/46	956,330	844,629
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	152,209	148,264
Series 2010-160 Class DY, 4% 12/20/40	1,554,948	1,486,073
Series 2010-170 Class B, 4% 12/20/40	344,124	328,841
Series 2017-139 Class BA, 3% 9/20/47	3,178,135	2,836,687
Series 2004-32 Class GS, 6.380% - CME Term SOFR 1 Month Index 1.0729% 5/16/34 (d)(o)(p)	31,754	1,978
Series 2004-73 Class AL, 7.080% - CME Term SOFR 1 Month Index 1.7729% 8/17/34 (d)(o)(p)	31,520	3,106
Series 2010-116 Class QB, 4% 9/16/40	3,533,899	3,390,086
Series 2010-H10 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.76% 5/20/60 (d)(e)(r)	271,495	269,513
Series 2011-94 Class SA, 5.980% - CME Term SOFR 1 Month Index 0.6715% 7/20/41 (d)(o)(p)	133,352	11,218
Series 2012-76 Class GS, 6.580% - CME Term SOFR 1 Month Index 1.2729% 6/16/42 (d)(o)(p)	120,118	10,041
Series 2013-149 Class MA, 2.5% 5/20/40	1,078,949	1,025,931
Series 2014-2 Class BA, 3% 1/20/44	1,919,996	1,722,941
Series 2014-21 Class HA, 3% 2/20/44	712,163	641,643
Series 2014-25 Class HC, 3% 2/20/44	1,214,155	1,085,672
Series 2014-5 Class A, 3% 1/20/44	1,015,859	912,784
Series 2015-H13 Class HA, 2.5% 8/20/64 (r)	12,055	11,216
Series 2017-186 Class HK, 3% 11/16/45	1,751,488	1,573,450
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 5.7% 8/20/66 (d)(e)(r)	1,981,065	1,972,029
TOTAL U.S. GOVERNMENT AGENCY		273,223,676
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $331,221,873)		321,208,509

Commercial Mortgage Securities - 5.1%
	Principal Amount (a)	Value ($)
Atrium Hotel Portfolio Trust floater Series 2018-ATRM Class D, CME Term SOFR 1 Month Index + 2.590% 7.908% 6/15/35 (b)(d)(e)	172,000	165,072
BAMLL Commercial Mortgage Securities Trust:
floater:
Series 2019-RLJ Class D, CME Term SOFR 1 Month Index + 1.990% 7.308% 4/15/36 (b)(d)(e)	1,045,000	1,025,692
Series 2021-JACX Class E, CME Term SOFR 1 Month Index + 3.860% 9.1755% 9/15/38 (b)(d)(e)	627,000	504,454
Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 6.461% 1/15/39 (b)(d)(e)	9,488,000	9,229,886
Class B, CME Term SOFR 1 Month Index + 1.550% 6.861% 1/15/39 (b)(d)(e)	1,792,000	1,733,772
Class C, CME Term SOFR 1 Month Index + 2.150% 7.461% 1/15/39 (b)(d)(e)	1,279,000	1,230,164
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)	6,400,000	5,906,199
Class ANM, 3.112% 11/5/32 (b)	7,809,000	7,112,867
Series 2015-200P Class F, 3.7157% 4/14/33 (b)(d)	455,000	388,090
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	1,753,000	1,430,632
Class CNM, 3.8425% 11/5/32 (b)(d)	725,000	548,176
BANK:
sequential payer:
Series 2017-BNK9 Class A4, 3.538% 11/15/54	6,800,000	6,251,842
Series 2018-BN14 Class A4, 4.231% 9/15/60	7,500,000	7,055,281
Series 2019-BN21 Class A5, 2.851% 10/17/52	1,355,000	1,166,772
Series 2020-BN28 Class A4, 1.844% 3/15/63	833,000	657,544
Series 2021-BN32 Class A5, 2.643% 4/15/54	356,000	293,734
Series 2021-BN33 Class A5, 2.556% 5/15/64	700,000	571,975
Series 2021-BN35 Class A5, 2.285% 6/15/64	1,052,000	838,299
Series 2022-BNK39 Class A4, 2.928% 2/15/55	920,000	764,087
Series 2022-BNK40, Class A4, 3.5066% 3/15/64 (d)	295,000	254,088
Series 2022-BNK42:
Class D, 2.5% 6/15/55 (b)	531,000	259,071
Class E, 2.5% 6/15/55 (b)	416,000	168,403
Series 2022-BNK42, Class A5, 4.493% 6/15/55 (d)	988,000	920,748
Series 2023-5YR1:
Class A2, 5.779% 4/15/56	2,700,000	2,693,804
Class A3, 6.26% 4/15/56	8,500,000	8,635,653
Series 2023-BNK45 Class C, 6.4886% 2/15/56 (d)	418,000	354,390
Series 2017-BNK4 Class D, 3.357% 5/15/50 (b)	782,000	554,020
Series 2017-BNK8:
Class D, 2.6% 11/15/50 (b)	960,000	513,371
Class E, 2.8% 11/15/50 (b)(h)	609,000	240,634
Series 2018-BN10 Class C, 4.163% 2/15/61 (d)	1,221,000	975,844
Series 2018-BN15:
Class D, 3% 11/15/61 (b)	430,000	268,539
Class E, 3% 11/15/61 (b)	430,000	235,631
Series 2019-BN18 Class D, 3% 5/15/62 (b)	648,000	279,422
Series 2020-BN25 Class C, 3.4668% 1/15/63 (d)	775,000	550,601
Series 2020-BN27 Class D, 2.5% 4/15/63 (b)	243,000	134,082
Series 2020-BN28:
Class A/S, 2.14% 3/15/63	361,000	280,405
Class E, 2.5% 3/15/63 (b)	252,000	115,459
Series 2020-BN30 Class MCDG, 3.0155% 12/15/53 (d)	2,104,000	932,508
Series 2021-BN33 Class XA, 1.1682% 5/15/64 (d)(o)	6,863,953	371,012
Series 2021-BN38 Class C, 3.3245% 12/15/64 (d)	146,000	89,971
Series 2022-BNK43 Class D, 3% 8/15/55 (b)	994,000	505,833
Series 2022-BNK44:
Class A/S, 5.9371% 11/15/55 (d)	620,000	594,392
Class C, 5.9371% 11/15/55 (d)	2,056,000	1,663,951
Bank 2018-Bnk13 sequential payer Series 2018-BN13 Class A4, 3.953% 8/15/61	2,400,000	2,239,319
Bank 2023-Bnk46:
sequential payer Series 2023-BNK46 Class A4, 5.745% 8/15/56	1,239,000	1,264,614
Series 2023-BNK46:
Class B, 6.9991% 8/15/56	843,000	845,868
Class C, 6.9991% 8/15/56	372,000	328,711
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3:
Class C, 4.352% 2/15/50 (d)	347,000	277,542
Class D, 3.25% 2/15/50 (b)	675,000	460,213
Bank of America Commercial Mortgage Trust Series 2016-UB10:
Class D, 3% 7/15/49 (b)	1,180,000	879,307
Class XA, 1.8881% 7/15/49 (d)(o)	8,775,879	290,289
BANK Trust sequential payer Series 2017-BNK5 Class A5, 3.39% 6/15/60	8,900,000	8,203,780
Barclays Commercial Mortgage Securities sequential payer Series 2021-C12 Class A5, 2.689% 11/15/54	283,000	231,648
Barclays Commercial Mortgage Securities LLC Series 2019-C5 Class D, 2.5% 11/15/52 (b)	188,000	113,374
BBCMS Series 2022-C15, Class A5, 3.662% 4/15/55	1,203,000	1,056,224
BBCMS Mortgage Trust:
sequential payer:
Series 2020-C8 Class E, 2.25% 10/15/53 (b)(h)	830,000	371,060
Series 2022-C14 Class A5, 2.946% 2/15/55	1,388,000	1,154,239
Series 2022-C18 Class A5, 5.71% 12/15/55	1,593,000	1,625,468
Series 2023-C19 Class A5, 5.451% 4/15/56	503,000	504,124
Series 2016-ETC:
Class D, 3.7292% 8/14/36 (b)(d)	483,000	375,229
Class E, 3.7292% 8/14/36 (b)(d)	363,000	261,988
Series 2019-C3 Class C, 4.178% 5/15/52	273,000	208,161
Series 2022-C16:
Class A5, 4.6% 6/15/55	1,816,000	1,711,884
Class B, 4.6% 6/15/55	441,000	359,911
Series 2022-C17 Class B, 4.889% 9/15/55	588,000	497,452
Series 2022-C18, Class B, 6.3475% 12/15/55 (d)	756,000	711,650
Series 2023 C19 Class B, 6.5459% 4/15/56 (d)	478,000	450,712
Benchmark 2023-B39 C Mtg Trust:
sequential payer Series 2023-B39 Class A5, 5.7536% 7/15/56	1,361,000	1,389,358
Series 2023-B39 Class C, 6.7941% 7/15/56 (d)	926,000	833,369
Benchmark 2023-V3 Mtg Trust sequential payer Series 2023-V3 Class A3, 6.3629% 7/15/56	1,400,000	1,434,870
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	1,536,000	1,429,376
Series 2019-B14:
Class 225D, 3.4041% 12/15/62 (b)(d)(h)	399,000	80,503
Class 225E, 3.4041% 12/15/62 (b)(d)	269,000	27,245
Series 2020-B20 Class E, 2% 10/15/53 (b)	588,000	280,803
Series 2020-B21 Class A5, 1.9775% 12/17/53	849,000	664,043
Series 2020-B22, Class A5, 1.973% 1/15/54	590,000	460,675
Series 2021-B29, Class A5, 2.3879% 9/15/54	1,716,000	1,367,462
Series 2022-B34 Class A5, 3.786% 4/15/55	532,000	448,985
Series 2022-B36 Class A5, 4.4699% 7/15/55	619,000	573,018
Series 2022-B37 Class A5, 5.7511% 11/15/55 (d)	719,000	736,972
Series 2023-B38 Class A4, 5.5246% 4/15/56	613,000	614,892
Series 2018-B6 Class D, 3.2533% 10/10/51 (b)(d)	613,000	265,978
Series 2018-B7 Class D, 3% 5/15/53 (b)(d)	351,000	223,208
Series 2019-B12 Class B, 3.5702% 8/15/52	462,000	371,831
Series 2019-B13 Class D, 2.5% 8/15/57 (b)	672,000	367,372
Series 2019-B14 Class XA, 0.8991% 12/15/62 (d)(o)	16,721,181	475,410
Series 2020-B18:
Class AGNG, 4.5348% 7/15/53 (b)(d)	1,113,000	952,396
Class D, 2.25% 7/15/53 (b)	777,000	383,065
Series 2020-B21:
Class A/S, 2.2543% 12/17/53	335,000	252,897
Class D, 2% 12/17/53 (b)	446,000	222,280
Series 2020-IG2:
Class C, 3.4028% 9/15/48 (b)(d)(h)	315,000	150,803
Class D, 3.4028% 9/15/48 (b)(d)	1,503,000	438,411
Series 2020-IG3 Class 825E, 3.0763% 9/15/48 (b)(d)	789,000	554,897
Series 2021-B25:
Class 300D, 3.094% 4/15/54 (b)(d)	850,000	487,888
Class 300E, 2.9942% 4/15/54 (b)(d)	282,000	166,867
Series 2021-B27 Class XA, 1.3791% 7/15/54 (d)(o)	11,310,539	760,473
Series 2022 B37 Class B, 5.9428% 11/15/55 (d)	434,000	392,151
Series 2022-B35 Class D, 2.5% 5/15/55 (b)	949,000	429,374
Series 2022-B36:
Class A/S, 4.9505% 7/15/55	618,000	562,807
Class D, 2.5% 7/15/55 (b)	712,000	323,073
Series 2022-B37 Class C, 5.7511% 11/15/55 (d)	823,000	642,113
Series 2023 B38:
Class B, 6.4528% 4/15/56 (d)	598,000	561,106
Class C, 6.4528% 4/15/56 (d)	800,000	664,600
BFLD Trust floater sequential payer Series 2020-OBRK Class A, CME Term SOFR 1 Month Index + 2.160% 7.4745% 11/15/28 (b)(d)(e)	6,971,000	6,950,928
BHP Trust floater Series 2019-BXHP Class F, CME Term SOFR 1 Month Index + 2.980% 8.296% 8/15/36 (b)(d)(e)	319,900	309,373
Bmo 2023-5C1 Mtg Trust:
sequential payer Series 2023-5C1 Class A3, 6.534% 8/15/56	3,500,000	3,602,319
Series 2023-5C1:
Class A/S, 7.355% 8/15/56 (d)	930,000	956,224
Class B, 6.96% 8/15/56 (d)	279,000	278,284
Bmo 2023-C4 Mtg Trust Series 2023-C4:
Class B, 5.5917% 2/15/56 (d)	473,000	418,680
Class C, 6.0589% 2/15/56 (d)	457,000	377,272
Class D, 6.0589% 2/15/56 (b)(d)(h)	294,000	201,168
Bmo 2023-C6 Mtg Trust Series 2023-C6 Class A/S, 6.5504% 9/15/56 (d)	620,000	643,638
BMO Mortgage Trust:
Series 2022-C1:
Class 360D, 4.0699% 2/17/55 (b)(d)	441,000	248,727
Class 360E, 4.0699% 2/17/55 (b)(d)	546,000	294,399
Series 2022-C3 Class D, 2.5% 9/15/54 (b)	361,000	154,868
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.2085% 4/15/37 (b)(d)(e)	34,231,000	33,612,514
Class B, CME Term SOFR 1 Month Index + 2.440% 7.7575% 4/15/37 (b)(d)(e)	10,615,000	10,342,184
Class D, CME Term SOFR 1 Month Index + 3.690% 9.0055% 4/15/37 (b)(d)(e)	1,327,000	1,291,649
Braemar Hotels & Resorts Trust floater Series 2018-PRME Class E, CME Term SOFR 1 Month Index + 2.570% 7.883% 6/15/35 (b)(d)(e)	168,000	154,225
BX Commercial Mortgage Trust:
floater:
Series 2019-CALM Class E, CME Term SOFR 1 Month Index + 2.110% 7.4245% 11/15/32 (b)(d)(e)	149,800	147,150
Series 2020-VKNG:
Class E, CME Term SOFR 1 Month Index + 2.210% 7.525% 10/15/37 (b)(d)(e)	262,500	254,414
Class F, CME Term SOFR 1 Month Index + 2.860% 8.175% 10/15/37 (b)(d)(e)	464,800	448,875
Class G, CME Term SOFR 1 Month Index + 3.360% 8.675% 10/15/37 (b)(d)(e)	615,300	590,159
Series 2021-MC Class G, CME Term SOFR 1 Month Index + 3.200% 8.5113% 4/15/34 (b)(d)(e)	397,500	336,771
Series 2021-PAC:
Class A, CME Term SOFR 1 Month Index + 0.800% 6.1136% 10/15/36 (b)(d)(e)	18,877,000	18,438,753
Class B, CME Term SOFR 1 Month Index + 1.010% 6.3233% 10/15/36 (b)(d)(e)	2,565,000	2,486,141
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5231% 10/15/36 (b)(d)(e)	3,433,000	3,316,738
Class D, CME Term SOFR 1 Month Index + 1.410% 6.7228% 10/15/36 (b)(d)(e)	3,333,000	3,192,955
Class E, CME Term SOFR 1 Month Index + 2.060% 7.372% 10/15/36 (b)(d)(e)	11,589,000	11,130,946
Class G, CME Term SOFR 1 Month Index + 3.060% 8.3706% 10/15/36 (b)(d)(e)	798,000	750,944
Series 2021-VINO:
Class F, CME Term SOFR 1 Month Index + 2.910% 8.2268% 5/15/38 (b)(d)(e)	831,411	793,832
Class G, CME Term SOFR 1 Month Index + 4.060% 9.3768% 5/15/38 (b)(d)(e)	1,496,540	1,418,673
Series 2022-LP2:
Class A, CME Term SOFR 1 Month Index + 1.010% 6.3234% 2/15/39 (b)(d)(e)	19,421,415	18,885,470
Class B, CME Term SOFR 1 Month Index + 1.310% 6.6228% 2/15/39 (b)(d)(e)	5,851,942	5,680,785
Class C, CME Term SOFR 1 Month Index + 1.560% 6.8722% 2/15/39 (b)(d)(e)	5,851,942	5,593,164
Class D, CME Term SOFR 1 Month Index + 1.960% 7.2713% 2/15/39 (b)(d)(e)	5,851,942	5,576,691
floater sequential payer Series 2019-CALM Class A, CME Term SOFR 1 Month Index + 0.990% 6.3005% 11/15/32 (b)(d)(e)	582,243	578,747
Series 2020-VIVA:
Class D, 3.667% 3/11/44 (b)(d)	2,936,000	2,365,302
Class E, 3.667% 3/11/44 (b)(d)	2,839,000	2,212,830
Bx Commercial Mortgage Trust 2:
floater:
Series 2019-IMC:
Class B, CME Term SOFR 1 Month Index + 1.410% 6.7245% 4/15/34 (b)(d)(e)	6,526,000	6,489,576
Class C, CME Term SOFR 1 Month Index + 1.710% 7.0245% 4/15/34 (b)(d)(e)	4,315,000	4,285,645
Class D, CME Term SOFR 1 Month Index + 2.010% 7.3245% 4/15/34 (b)(d)(e)	4,529,000	4,488,522
Class G, CME Term SOFR 1 Month Index + 3.710% 9.0245% 4/15/34 (b)(d)(e)	861,000	844,510
Series 2022-LP2 Class G, CME Term SOFR 1 Month Index + 4.100% 9.4163% 2/15/39 (b)(d)(e)	1,565,054	1,488,437
floater sequential payer Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.110% 6.4245% 4/15/34 (b)(d)(e)	8,333,000	8,300,382
BX Trust:
floater:
Series 2017-APPL Class F, PRIME RATE + 1.310% 9.944% 7/15/34 (b)(d)(e)	325,246	323,180
Series 2019-ATL Class E, CME Term SOFR 1 Month Index + 2.350% 7.6621% 10/15/36 (b)(d)(e)	546,000	508,725
Series 2019-XL:
Class B, CME Term SOFR 1 Month Index + 1.190% 6.505% 10/15/36 (b)(d)(e)	9,074,600	9,017,204
Class C, CME Term SOFR 1 Month Index + 1.360% 6.675% 10/15/36 (b)(d)(e)	6,706,500	6,655,600
Class D, CME Term SOFR 1 Month Index + 1.560% 6.875% 10/15/36 (b)(d)(e)	15,080,700	14,947,171
Class E, CME Term SOFR 1 Month Index + 1.910% 7.225% 10/15/36 (b)(d)(e)	21,532,200	21,314,320
Class F, CME Term SOFR 1 Month Index + 2.110% 7.425% 10/15/36 (b)(d)(e)	1,955,000	1,932,745
Class J, CME Term SOFR 1 Month Index + 2.760% 8.075% 10/15/36 (b)(d)(e)	4,450,600	4,317,973
Series 2021 LBA, Class GV, CME Term SOFR 1 Month Index + 3.110% 8.4255% 2/15/36 (b)(d)(e)	646,882	601,480
Series 2021-ACNT Class G, CME Term SOFR 1 Month Index + 3.400% 8.7195% 11/15/38 (b)(d)(e)	672,000	641,941
Series 2021-ARIA:
Class F, CME Term SOFR 1 Month Index + 2.700% 8.018% 10/15/36 (b)(d)(e)	1,385,000	1,288,166
Class G, CME Term SOFR 1 Month Index + 3.250% 8.5666% 10/15/36 (b)(d)(e)	2,109,000	1,919,902
Series 2021-BXMF Class G, CME Term SOFR 1 Month Index + 3.460% 8.774% 10/15/26 (b)(d)(e)	1,869,000	1,728,575
Series 2021-LBA:
Class FJV, CME Term SOFR 1 Month Index + 2.510% 7.8255% 2/15/36 (b)(d)(e)	534,000	498,861
Class FV, CME Term SOFR 1 Month Index + 2.510% 7.8255% 2/15/36 (b)(d)(e)	865,146	808,216
Class GJV, CME Term SOFR 1 Month Index + 3.110% 8.4255% 2/15/36 (b)(d)(e)	1,572,000	1,461,668
Series 2021-MFM1:
Class F, CME Term SOFR 1 Month Index + 3.110% 8.4245% 1/15/34 (b)(d)(e)	1,916,096	1,839,059
Class G, CME Term SOFR 1 Month Index + 4.010% 9.3245% 1/15/34 (b)(d)(e)	103,084	97,276
Series 2021-SDMF Class F, CME Term SOFR 1 Month Index + 2.050% 7.3615% 9/15/34 (b)(d)(e)	441,000	412,778
Series 2021-SOAR:
Class F, CME Term SOFR 1 Month Index + 2.460% 7.7755% 6/15/38 (b)(d)(e)	1,231,065	1,184,701
Class G, CME Term SOFR 1 Month Index + 2.910% 8.2255% 6/15/38 (b)(d)(e)	2,220,744	2,120,385
Class J, CME Term SOFR 1 Month Index + 3.860% 9.1755% 6/15/38 (b)(d)(e)	1,562,505	1,473,480
Series 2021-VOLT:
Class F, CME Term SOFR 1 Month Index + 2.510% 7.825% 9/15/36 (b)(d)(e)	1,049,000	983,186
Class G, CME Term SOFR 1 Month Index + 2.960% 8.275% 9/15/36 (b)(d)(e)	1,440,000	1,325,319
Series 2022-GPA:
Class A, CME Term SOFR 1 Month Index + 2.160% 7.4755% 8/15/39 (b)(d)(e)	9,932,000	9,931,988
Class D, CME Term SOFR 1 Month Index + 4.060% 9.3715% 8/15/43 (b)(d)(e)	1,441,000	1,434,675
Series 2022-IND:
Class A, CME Term SOFR 1 Month Index + 1.490% 6.8015% 4/15/37 (b)(d)(e)	16,063,585	15,988,024
Class B, CME Term SOFR 1 Month Index + 1.940% 7.2505% 4/15/37 (b)(d)(e)	7,231,260	7,111,131
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6005% 4/15/37 (b)(d)(e)	1,631,546	1,586,678
Class D, CME Term SOFR 1 Month Index + 2.830% 8.1495% 4/15/37 (b)(d)(e)	1,366,038	1,320,228
Class F, CME Term SOFR 1 Month Index + 4.780% 10.0965% 4/15/37 (b)(d)(e)	1,872,187	1,839,915
Series 2022-LBA6:
Class C, CME Term SOFR 1 Month Index + 1.600% 6.9105% 1/15/39 (b)(d)(e)	577,000	560,353
Class F, CME Term SOFR 1 Month Index + 3.350% 8.6605% 1/15/39 (b)(d)(e)	1,160,000	1,101,473
Class G, CME Term SOFR 1 Month Index + 4.200% 9.5105% 1/15/39 (b)(d)(e)	378,000	357,187
Series 2022-VAMF Class F, CME Term SOFR 1 Month Index + 3.290% 8.6095% 1/15/39 (b)(d)(e)	443,000	413,559
Series 20XX-LBA Class DV, CME Term SOFR 1 Month Index + 1.710% 7.0255% 2/15/36 (b)(d)(e)	376,425	358,139
floater sequential payer:
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.345% 10/15/36 (b)(d)(e)	13,131,225	13,097,996
Series 2021-LGCY Class J, CME Term SOFR 1 Month Index + 3.300% 8.6175% 10/15/36 (b)(d)(e)	345,000	318,793
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.0955% 6/15/38 (b)(d)(e)	6,777,355	6,645,456
sequential payer Series 2019-OC11 Class A, 3.202% 12/9/41 (b)	1,771,000	1,520,631
Series 2019-OC11:
Class D, 4.0755% 12/9/41 (b)(d)	84,000	70,010
Class E, 4.0755% 12/9/41 (b)(d)	5,706,000	4,644,210
BXP Trust Series 2021-601L Class E, 2.868% 1/15/44 (b)(d)	189,000	102,374
BXSC Commercial Mortgage Trust floater Series 2022-WSS Class F, 10.64% 3/15/35 (b)(d)	1,534,000	1,503,221
CALI Mortgage Trust Series 2019-101C Class F, 4.4686% 3/10/39 (b)(d)	976,000	587,060
CAMB Commercial Mortgage Trust floater Series 2019-LIFE:
Class F, CME Term SOFR 1 Month Index + 2.660% 7.9755% 12/15/37 (b)(d)(e)	100,000	96,918
Class G, CME Term SOFR 1 Month Index + 3.360% 8.6755% 12/15/37 (b)(d)(e)	3,620,500	3,503,280
CD Mortgage Trust Series 2017-CD3:
Class C, 4.6966% 2/10/50 (d)	813,000	456,699
Class D, 3.25% 2/10/50 (b)(h)	735,000	288,986
CEDR Commercial Mortgage Trust floater Series 2022-SNAI Class F, CME Term SOFR 1 Month Index + 3.610% 8.924% 2/15/39 (b)(d)(e)	2,211,000	1,814,748
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (b)	17,851,842	15,681,556
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.375% 11/15/36 (b)(d)(e)	5,780,000	5,681,782
Class B, CME Term SOFR 1 Month Index + 1.360% 6.675% 11/15/36 (b)(d)(e)	1,600,000	1,557,271
Cgms Commercial Mortgage Trust sequential payer Series 2017-B1 Class A3, 3.197% 8/15/50	2,128,959	1,946,715
Citigroup Commercial Mortgage Series 2023-SMRT Class D, 6.0475% 6/10/28 (b)(d)	1,212,000	1,135,580
Citigroup Commercial Mortgage Trust:
sequential payer Series 2019-C7 Class A4, 3.102% 12/15/72	903,000	780,774
Series 2013-GC15 Class D, 5.3827% 9/10/46 (b)(d)	1,200,000	1,167,568
Series 2015-GC29 Class XA, 1.1518% 4/10/48 (d)(o)	18,131,390	224,456
Series 2015-GC33 Class XA, 1.0226% 9/10/58 (d)(o)	28,811,305	409,769
Series 2016-P4 Class D, 4.0968% 7/10/49 (b)(d)	965,000	695,796
Series 2016-P6 Class XA, 0.6977% 12/10/49 (d)(o)	21,139,815	304,352
Series 2019-GC41 Class D, 3% 8/10/56 (b)	546,000	328,951
Series 2020-420K Class E, 3.4222% 11/10/42 (b)(d)	567,000	382,720
Series 2022-GC48 Class D, 2.5% 6/15/55 (b)	1,029,000	492,059
Citigroup Commercial Mtg Trust 2023-Prm Series 2023-PRM3 Class D, 6.5717% 7/10/28 (b)(d)	676,000	636,290
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, CME Term SOFR 1 Month Index + 3.190% 8.506% 9/15/33 (b)(d)(e)	267,000	142,612
Class G, CME Term SOFR 1 Month Index + 5.200% 10.5123% 9/15/33 (b)(d)(e)	300,000	130,251
sequential payer:
Series 2013-LC6 Class E, 3.5% 1/10/46 (b)	527,000	422,644
Series 2014-CR18 Class A5, 3.828% 7/15/47	2,605,000	2,552,920
Series 2012-CR1:
Class D, 5.4684% 5/15/45 (b)(d)	900,693	594,456
Class G, 2.462% 5/15/45 (b)(h)	48,473	970
Series 2012-LC4 Class C, 5.4761% 12/10/44 (d)	94,000	76,256
Series 2013-LC6 Class D, 4.1422% 1/10/46 (b)(d)	475,371	438,283
Series 2014-CR15 Class D, 4.8129% 2/10/47 (b)(d)	173,000	139,399
Series 2014-CR20:
Class AM, 3.938% 11/10/47	156,000	147,817
Class XA, 1.0744% 11/10/47 (d)(o)	33,096,176	211,915
Series 2014-LC17 Class XA, 0.8075% 10/10/47 (d)(o)	20,686,794	93,736
Series 2014-UBS2 Class D, 5.1489% 3/10/47 (b)(d)	542,000	473,146
Series 2014-UBS6 Class XA, 0.9784% 12/10/47 (d)(o)	39,396,449	261,652
Series 2015-3BP Class F, 3.3463% 2/10/35 (b)(d)	845,000	723,367
Series 2015-LC19 Class D, 2.867% 2/10/48 (b)	1,230,000	1,021,929
Series 2017-CD4 Class D, 3.3% 5/10/50 (b)	971,000	646,243
Series 2019-CD4 Class C, 4.3497% 5/10/50 (d)	739,000	543,232
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (b)	202,000	135,299
Commercial Mortgage Trust Series 2016-CD2:
Class C, 4.1111% 11/10/49 (d)	352,000	265,921
Class D, 2.8611% 11/10/49 (d)	299,000	155,268
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class E, 5.0358% 8/15/45 (b)(d)	454,460	411,286
Class F, 4.25% 8/15/45 (b)(h)	1,110,000	799,200
Series 2014-CR2 Class G, 4.25% 8/15/45 (b)(h)	286,000	128,700
CPT Mortgage Trust sequential payer Series 2019-CPT:
Class E, 3.0967% 11/13/39 (b)(d)	714,000	433,039
Class F, 3.0967% 11/13/39 (b)(d)	651,000	374,163
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, CME Term SOFR 1 Month Index + 4.330% 9.6418% 6/15/34 (b)(e)	636,000	450,670
Credit Suisse Mortgage Trust:
floater:
Series 2019-ICE4:
Class A, CME Term SOFR 1 Month Index + 1.020% 6.338% 5/15/36 (b)(d)(e)	3,591,066	3,586,952
Class B, CME Term SOFR 1 Month Index + 1.270% 6.588% 5/15/36 (b)(d)(e)	9,024,548	8,998,500
Class C, CME Term SOFR 1 Month Index + 1.470% 6.788% 5/15/36 (b)(d)(e)	5,178,117	5,141,828
Class F, CME Term SOFR 1 Month Index + 2.690% 8.008% 5/15/36 (b)(d)(e)	377,062	373,367
Series 2021-4SZN Class A, CME Term SOFR 1 Month Index + 3.960% 9.2775% 11/15/23 (b)(d)(e)	3,624,000	3,500,388
Series 2022-NWPT Class B, CME Term SOFR 1 Month Index + 4.190% 9.5015% 9/9/24 (b)(d)(e)	1,610,000	1,601,507
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	3,972,054	3,579,255
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	7,384,000	7,169,697
Class B, 4.5349% 4/15/36 (b)	2,263,000	2,181,524
Class C, 4.9414% 4/15/36 (b)(d)	1,523,000	1,465,264
Class D, 4.9414% 4/15/36 (b)(d)	3,047,000	2,906,616
Series 2021-BRIT Class A, CME Term SOFR 1 Month Index + 3.570% 8.8837% 5/15/26 (b)(d)(e)	815,650	735,207
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.5816% 6/15/50 (b)(d)	701,000	462,488
Series 2018-CX11 Class C, 4.9879% 4/15/51 (d)	282,000	234,013
Series 2019-C16 Class C, 4.2371% 6/15/52 (d)	630,000	488,813
Csmc 2019-Uvil Series 2019-UVIL Class E, 3.3928% 12/15/41 (b)(d)	1,925,000	1,385,623
CSMC Trust floater Series 2017-CHOP Class F, PRIME RATE + 1.290% 9.794% 7/15/32 (b)(d)(e)	732,000	673,418
DBGS Mortgage Trust:
floater Series 2018-BIOD Class G, CME Term SOFR 1 Month Index + 2.790% 8.106% 5/15/35 (b)(d)(e)	652,427	625,315
Series 2018-C1 Class C, 4.7979% 10/15/51 (d)	189,000	144,936
Series 2019-1735 Class F, 4.3344% 4/10/37 (b)(d)	665,000	393,348
DBJPM Mortgage Trust Series 2020-C9 Class D, 2.25% 9/15/53 (b)	212,000	111,322
DBUBS Mortgage Trust Series 2011-LC3A Class D, 5.5375% 8/10/44 (b)(d)	385,449	332,159
DC Office Trust Series 2019-MTC Class E, 3.1744% 9/15/45 (b)(d)	250,000	149,224
Deutsche Bank Commercial Mortgage Trust Series 2016-C3 Class C, 3.633% 8/10/49 (d)	218,000	167,308
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1265% 11/15/38 (b)(d)(e)	23,453,000	22,952,719
Class B, CME Term SOFR 1 Month Index + 1.230% 6.5457% 11/15/38 (b)(d)(e)	6,165,000	6,025,761
Class F, CME Term SOFR 1 Month Index + 2.780% 8.0925% 11/15/38 (b)(d)(e)	2,673,000	2,565,690
Class G, CME Term SOFR 1 Month Index + 3.230% 8.5415% 11/15/38 (b)(d)(e)	100,000	93,206
Class J, CME Term SOFR 1 Month Index + 3.720% 9.0404% 11/15/38 (b)(d)(e)	2,118,000	1,972,544
Extended Stay America Trust floater Series 2021-ESH:
Class A, CME Term SOFR 1 Month Index + 1.190% 6.5045% 7/15/38 (b)(d)(e)	7,222,207	7,152,609
Class B, CME Term SOFR 1 Month Index + 1.490% 6.8045% 7/15/38 (b)(d)(e)	4,113,070	4,056,270
Class C, CME Term SOFR 1 Month Index + 1.810% 7.1245% 7/15/38 (b)(d)(e)	3,031,838	2,986,165
Class D, CME Term SOFR 1 Month Index + 2.360% 7.6745% 7/15/38 (b)(d)(e)	13,220,991	13,005,230
Class F, CME Term SOFR 1 Month Index + 3.810% 9.1245% 7/15/38 (b)(d)(e)	3,308,588	3,200,615
Freddie Mac:
sequential payer:
Series 2015-K043 Class A2, 3.062% 12/25/24	9,770,000	9,466,453
Series 2015-K049 Class A2, 3.01% 7/25/25	1,450,000	1,391,431
Series 2015-K051 Class A2, 3.308% 9/25/25	2,295,000	2,208,917
Series 2020-K117 Class A2, 1.406% 8/25/30	2,700,000	2,161,162
Series 2021-K126 Class A2, 2.074% 1/25/31	3,700,000	3,075,877
Series 2022-150 Class A2, 3.71% 9/25/32	600,000	551,712
Series 2022-K140 Class A2, 2.25% 1/25/32	1,951,000	1,607,630
Series 2022-K143 Class A2, 2.35% 3/25/32	6,000,000	4,973,315
Series 2022-K149 Class A2, 3.53% 8/25/32	14,700,000	13,343,493
Series 2022-K750 Class A2, 3% 9/25/29	17,815,000	16,174,424
Series 2023-157 Class A2, 4.2% 5/25/33	6,900,000	6,580,200
Series 2023-K-153 Class A2, 3.82% 12/25/32	6,720,000	6,223,194
Series 2023-K751 Class A2, 4.412% 3/25/30	2,300,000	2,243,595
Series 2021-K134 Class A2, 2.243% 10/25/31	2,714,000	2,247,460
Series 2022 K748 Class A2, 2.26% 1/25/29	3,000,000	2,640,278
Series K063 Class A2, 3.43% 1/25/27	4,800,000	4,570,426
Series K086 Class A2, 3.859% 11/25/28	3,898,000	3,733,134
GS Mortgage Securities Corp. II Series 2010-C1:
Class B, 5.148% 8/10/43 (b)	37,550	37,178
Class X, 0.5653% 8/10/43 (b)(d)(o)	223,954	788
GS Mortgage Securities Corp. Trust floater Series 2019-70P Class F, CME Term SOFR 1 Month Index + 2.760% 8.0755% 10/15/36 (b)(d)(e)	1,717,000	1,500,559
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, CME Term SOFR 1 Month Index + 2.060% 7.3745% 9/15/31 (b)(d)(e)	8,850,816	8,729,503
Series 2018-HART Class A, CME Term SOFR 1 Month Index + 1.140% 6.463% 10/15/31 (b)(d)(e)	8,927,802	8,213,578
Series 2021-IP:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.3755% 10/15/36 (b)(d)(e)	13,201,000	12,555,255
Class B, CME Term SOFR 1 Month Index + 1.260% 6.5755% 10/15/36 (b)(d)(e)	1,550,000	1,443,079
Class C, CME Term SOFR 1 Month Index + 1.660% 6.9755% 10/15/36 (b)(d)(e)	1,277,000	1,176,208
sequential payer:
Series 2017-GS6 Class A2, 3.164% 5/10/50	1,238,364	1,142,680
Series 2018-GS9 Class A4, 3.992% 3/10/51	1,900,000	1,762,890
Series 2019-GSA1 Class A4, 3.0479% 11/10/52	1,181,000	1,028,700
Series 2020-GC45 Class A5, 2.9106% 2/13/53	1,143,000	983,085
Series 2011-GC5:
Class C, 5.2976% 8/10/44 (b)(d)	505,077	352,013
Class D, 5.2976% 8/10/44 (b)(d)	342,592	100,178
Class E, 5.2976% 8/10/44 (b)(d)	424,043	41,351
Class F, 4.5% 8/10/44 (b)(h)	733,782	2,574
Series 2012-GCJ9:
Class D, 4.7683% 11/10/45 (b)(d)	878,351	792,699
Class E, 4.7683% 11/10/45 (b)(d)(h)	510,000	413,274
Series 2013-GC10 Class D, 4.6879% 2/10/46 (b)(d)	334,000	283,881
Series 2013-GC16:
Class C, 5.4607% 11/10/46 (d)	241,000	233,916
Class D, 5.4607% 11/10/46 (b)(d)	634,000	604,669
Class F, 3.5% 11/10/46 (b)	536,000	441,177
Series 2014-GC20 Class XA, 1.167% 4/10/47 (d)(o)	34,555,589	56,049
Series 2015-GC34 Class XA, 1.3558% 10/10/48 (d)(o)	8,758,115	174,255
Series 2016-GS2 Class D, 2.753% 5/10/49 (b)	386,000	296,401
Series 2016-GS4 Class C, 4.0777% 11/10/49 (d)	264,000	213,076
Series 2018-GS9 Class D, 3% 3/10/51 (b)	476,000	299,941
Series 2019-GC38 Class D, 3% 2/10/52 (b)	543,000	347,336
Series 2019-GC39 Class D, 3% 5/10/52 (b)	672,000	358,852
Series 2019-GC42:
Class C, 3.8168% 9/10/52 (d)	350,000	261,955
Class D, 2.8% 9/10/52 (b)	727,000	410,214
Series 2019-GS5 Class C, 4.299% 3/10/50 (d)(h)	651,000	429,118
Series 2020-GC45:
Class D, 2.85% 2/13/53 (b)	525,000	293,793
Class SWD, 3.3258% 12/13/39 (b)(d)	399,000	257,129
Series 2020-GC47 Class D, 3.569% 5/12/53 (b)(d)	189,000	113,835
Series 2021-RENT Class G, CME Term SOFR 1 Month Index + 5.810% 11.125% 11/21/35 (b)(d)(e)(h)	1,725,126	1,190,678
Gs Mtg Securities Corp. Trust 2023-Ship sequential payer Series 2023-SHIP:
Class D, 6.273% 9/15/38 (b)(d)	991,000	958,569
Class E, 7.6814% 9/15/38 (b)	1,239,000	1,197,855
Hilton U.S.A. Trust Series 2016-HHV:
Class E, 4.3333% 11/5/38 (b)(d)	3,654,000	3,284,530
Class F, 4.3333% 11/5/38 (b)(d)	1,606,000	1,421,182
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (b)	315,164	275,707
Class F, 4.101% 9/17/39 (b)	78,989	69,083
Hudson Yards Mortgage Trust:
Series 2019-30HY Class E, 3.5579% 7/10/39 (b)(d)	483,000	365,329
Series 2019-55HY Class F, 3.0409% 12/10/41 (b)(d)	378,000	251,107
ILPT Commercial Mortgage Trust floater Series 2022-LPF2:
Class D, CME Term SOFR 1 Month Index + 4.190% 9.5025% 10/15/39 (b)(d)(e)	630,000	623,659
Class E, CME Term SOFR 1 Month Index + 5.940% 11.2505% 10/15/39 (b)(d)(e)	560,000	554,309
IMT Trust Series 2017-APTS Class CFX, 3.6132% 6/15/34 (b)(d)	1,147,000	1,103,807
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (b)	592,000	534,890
Intown Mortgage Trust:
floater Series 2022-STAY Class E, CME Term SOFR 1 Month Index + 5.030% 10.3414% 8/15/39 (b)(d)(e)	614,000	613,229
floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.7986% 8/15/39 (b)(d)(e)	17,389,000	17,399,875
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2022-NXSS Class D, CME Term SOFR 1 Month Index + 4.120% 9.4395% 9/15/39 (b)(d)(e)	934,000	931,647
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19 Class XA, 0.7157% 4/15/47 (d)(o)	2,618,417	5,044
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (b)(h)	106,000	79,903
Series 2014-C26 Class D, 4.0112% 1/15/48 (b)(d)	2,126,000	1,620,703
Series 2015-C30 Class XA, 0.5647% 7/15/48 (d)(o)	21,278,027	137,833
Series 2015-C32 Class C, 4.8049% 11/15/48 (d)(h)	1,368,000	925,412
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5159% 12/15/49 (b)(d)	696,000	452,568
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4:
Class C, 3.1878% 12/15/49 (d)(h)	343,000	237,707
Class D, 3.1878% 12/15/49 (b)(d)(h)	681,000	399,826
Series 2018-C8 Class D, 3.428% 6/15/51 (b)(d)(h)	223,000	132,612
Series 2019-COR6 Class D, 2.5% 11/13/52 (b)	315,000	169,438
Series 2020-COR7 Class D, 1.75% 5/13/53 (b)	399,000	190,000
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-MFP Class E, CME Term SOFR 1 Month Index + 2.200% 7.518% 7/15/36 (b)(d)(e)	567,000	544,940
sequential payer Series 2019-OSB Class D, 3.9089% 6/5/39 (b)(d)	496,000	399,890
Series 2011-C3:
Class E, 5.7099% 2/15/46 (b)(d)(h)	637,000	265,676
Class G, 4.409% 2/15/46 (b)(d)	202,000	22,796
Class H, 4.409% 2/15/46 (b)(d)(h)	453,000	34,647
Series 2012-CBX:
Class E, 4.8459% 6/15/45 (b)(d)(h)	491,128	421,849
Class F, 4% 6/15/45 (b)(h)	615,000	236,775
Class G 4% 6/15/45 (b)(h)	674,000	185,350
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (d)	584,000	427,194
Class D, 4.3071% 4/15/46 (d)	907,000	562,566
Class F, 3.25% 4/15/46 (b)(d)(h)	1,014,000	106,591
Series 2014-DSTY:
Class D, 3.9314% 6/10/27 (b)(d)(h)	516,000	1,292
Class E, 3.9314% 6/10/27 (b)(d)(h)	830,000	2,028
Series 2018-AON Class F, 4.767% 7/5/31 (b)(d)	409,000	101,739
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	4,763,000	4,306,612
Class CFX, 4.9498% 7/5/33 (b)	1,323,000	1,105,618
Class DFX, 5.3503% 7/5/33 (b)	2,354,000	1,920,149
Class EFX, 5.3635% 7/5/33 (b)(d)	2,783,000	2,228,326
Class XAFX, 1.2948% 7/5/33 (b)(d)(o)	19,961,000	394,120
Series 2019-OSB Class E, 3.9089% 6/5/39 (b)(d)	588,000	451,784
Series 2020-NNN:
Class EFX, 3.972% 1/16/37 (b)	401,000	314,291
Class FFX, 4.6254% 1/16/37 (b)	642,000	479,071
Class GFX, 4.6882% 1/16/37 (b)(d)	252,000	175,834
KNDL Mortgage Trust floater Series 2019-KNSQ Class F, CME Term SOFR 1 Month Index + 2.190% 7.506% 5/15/36 (b)(d)(e)	2,224,000	2,179,546
KNDR Trust floater Series 2021-KIND Class F, CME Term SOFR 1 Month Index + 4.060% 9.3745% 8/15/38 (b)(d)(e)	1,105,014	1,011,411
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6057% 5/15/39 (b)(d)(e)	26,961,000	26,488,845
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1044% 5/15/39 (b)(d)(e)	16,119,000	15,770,411
Class C, CME Term SOFR 1 Month Index + 2.090% 7.4036% 5/15/39 (b)(d)(e)	9,032,000	8,782,836
Class D, CME Term SOFR 1 Month Index + 2.540% 7.8524% 5/15/39 (b)(d)(e)	8,027,000	7,657,125
Class E, CME Term SOFR 1 Month Index + 3.240% 8.5505% 5/15/39 (b)(d)(e)	1,302,000	1,237,927
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1245% 3/15/38 (b)(d)(e)	11,520,410	11,288,858
Class B, CME Term SOFR 1 Month Index + 0.990% 6.3045% 3/15/38 (b)(d)(e)	3,263,461	3,185,571
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5245% 3/15/38 (b)(d)(e)	2,053,425	1,994,099
Class D, CME Term SOFR 1 Month Index + 1.510% 6.8245% 3/15/38 (b)(d)(e)	2,855,528	2,762,271
Class E, CME Term SOFR 1 Month Index + 1.860% 7.1745% 3/15/38 (b)(d)(e)	2,494,778	2,400,772
Class F, CME Term SOFR 1 Month Index + 2.460% 7.7745% 3/15/38 (b)(d)(e)	1,421,375	1,353,538
Class G, CME Term SOFR 1 Month Index + 3.060% 8.3745% 3/15/38 (b)(d)(e)	3,679,257	3,486,340
Market Mortgage Trust Series 2020-525M Class F, 3.0386% 2/12/40 (b)(d)	455,000	116,962
MED Trust floater Series 2021-MDLN:
Class F, CME Term SOFR 1 Month Index + 4.110% 9.4245% 11/15/38 (b)(d)(e)	1,073,846	1,018,617
Class G, CME Term SOFR 1 Month Index + 5.360% 10.6745% 11/15/38 (b)(d)(e)	2,520,902	2,363,183
Merit floater Series 2021-STOR:
Class E, CME Term SOFR 1 Month Index + 1.860% 7.1755% 7/15/38 (b)(d)(e)	317,000	306,756
Class F, CME Term SOFR 1 Month Index + 2.310% 7.6255% 7/15/38 (b)(d)(e)	2,841,000	2,712,657
Class G, CME Term SOFR 1 Month Index + 2.860% 8.1755% 7/15/38 (b)(d)(e)	189,000	180,052
Class J, CME Term SOFR 1 Month Index + 4.060% 9.3755% 7/15/38 (b)(d)(e)	724,000	687,651
MFT Trust Series 2020-B6 Class C, 3.3922% 8/10/40 (b)(d)	399,000	255,799
MHC Commercial Mortgage Trust floater Series 2021-MHC:
Class F, CME Term SOFR 1 Month Index + 2.710% 8.0254% 4/15/38 (b)(d)(e)	1,381,000	1,342,901
Class G, CME Term SOFR 1 Month Index + 3.310% 8.6254% 4/15/38 (b)(d)(e)	2,704,000	2,596,548
MHP Commercial Mortgage Trust floater Series 2022-MHIL:
Class F, CME Term SOFR 1 Month Index + 3.250% 8.5697% 1/15/27 (b)(d)(e)	208,907	197,796
Class G, CME Term SOFR 1 Month Index + 3.950% 9.268% 1/15/27 (b)(d)(e)	612,145	581,524
Mira Trust 2023-Mile sequential payer Series 2023-MILE Class B, 7.2026% 6/10/38 (b)	490,000	481,133
MOFT Trust Series 2020-ABC:
Class D, 3.5926% 2/10/42 (b)(d)(h)	263,000	107,212
Class E, 3.5926% 2/10/42 (b)(d)(h)	194,000	70,328
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31 (h)	386,000	206,778
Series 2012-C6 Class D, 4.5743% 11/15/45 (b)(d)	811,000	675,873
Series 2012-C6, Class F, 4.5743% 11/15/45 (b)(d)(h)	378,000	232,541
Series 2013-C12 Class D, 5.096% 10/15/46 (b)(d)	713,000	591,233
Series 2013-C13:
Class D, 5.0391% 11/15/46 (b)(d)	970,000	910,062
Class E, 5.0391% 11/15/46 (b)(d)	435,919	390,554
Series 2013-C7 Class C, 4.1925% 2/15/46 (d)	106,900	98,345
Series 2013-C8 Class D, 4.2497% 12/15/48 (b)(d)	15,345	14,186
Series 2013-C9:
Class C, 3.8844% 5/15/46 (d)	502,000	411,229
Class D, 3.9724% 5/15/46 (b)(d)	938,000	731,166
Class E, 3.9724% 5/15/46 (b)(d)	402,000	282,678
Series 2014-C17 Class XA, 1.1881% 8/15/47 (d)(o)	32,537,503	105,285
Series 2015-C25 Class XA, 1.1795% 10/15/48 (d)(o)	14,099,986	194,893
Series 2016-C30:
Class C, 4.2249% 9/15/49 (d)	151,000	115,389
Class D, 3% 9/15/49 (b)	138,000	63,860
Series 2016-C31 Class C, 4.4029% 11/15/49 (d)	343,000	264,828
Series 2016-C32 Class C, 4.4143% 12/15/49 (d)	236,000	196,002
Series 2017-C33 Class D, 3.356% 5/15/50 (b)	520,000	352,544
Morgan Stanley Capital I Trust:
floater sequential payer Series 2019-NUGS Class A, CME Term SOFR 1 Month Index + 1.060% 6.3755% 12/15/36 (b)(d)(e)	5,100,000	4,207,500
sequential payer:
Series 2017-HR2 Class A4, 3.587% 12/15/50	2,320,000	2,118,691
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	16,898,000	15,457,871
Series 2021-L5 Class A4, 2.728% 5/15/54	1,892,000	1,556,044
Series 2011-C2:
Class D, 5.385% 6/15/44 (b)(d)	554,142	502,282
Class F, 5.385% 6/15/44 (b)(d)(h)	407,000	157,619
Class XB, 0.499% 6/15/44 (b)(d)(o)	1,453,543	4,860
Series 2011-C3:
Class E, 5.1094% 7/15/49 (b)(d)	241,567	226,044
Class F, 5.1094% 7/15/49 (b)(d)	182,000	155,329
Class G, 5.1094% 7/15/49 (b)(d)(h)	616,400	438,948
Series 2012-C4 Class D, 5.3359% 3/15/45 (b)(d)	104,887	97,611
Series 2014-150E:
Class C, 4.4382% 9/9/32 (b)(d)	238,000	156,243
Class F, 4.4382% 9/9/32 (b)(d)	401,000	212,570
Series 2015-MS1:
Class C, 4.1581% 5/15/48 (d)	266,000	231,704
Class D, 4.1581% 5/15/48 (b)(d)	751,000	566,832
Series 2016-BNK2:
Class C, 3% 11/15/49 (b)	798,000	524,459
Class D, 4.0139% 11/15/49 (d)	343,000	253,331
Series 2017-H1:
Class C, 4.281% 6/15/50	640,000	505,083
Class D, 2.546% 6/15/50 (b)	1,912,000	1,204,946
Series 2017-HR2 Class D, 2.73% 12/15/50	234,000	141,062
Series 2018-H4 Class A4, 4.31% 12/15/51	4,779,000	4,461,072
Series 2018-MP Class E, 4.4185% 7/11/40 (b)(d)	953,000	609,148
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (b)(d)	2,441,000	2,151,942
Class C, 3.283% 11/10/36 (b)(d)	2,343,000	2,001,328
Series 2020-CNP Class D, 2.5085% 4/5/42 (b)(d)	252,000	153,041
Series 2020-HR8 Class D, 2.5% 7/15/53 (b)	420,000	224,851
Series 2020-L4, Class C, 3.536% 2/15/53	115,000	77,707
MSCCG Trust floater sequential payer Series 2018-SELF Class F, CME Term SOFR 1 Month Index + 3.090% 8.408% 10/15/37 (b)(d)(e)	443,228	434,160
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (b)(d)	170,000	109,809
MSWF Commercial Mortgage Trust sequential payer Series 2023-1:
Class A5, 5.752% 5/15/56	919,000	936,838
Class C, 6.9055% 5/15/56 (d)	613,000	555,199
Natixis Commercial Mortgage Securities Trust:
Series 2018-285M Class F, 3.9167% 11/15/32 (b)(d)	170,000	81,419
Series 2018-TECH Class F, PRIME RATE + 0.090% 8.5933% 11/15/34 (b)(d)(e)	138,000	127,496
Series 2019-10K:
Class E, 4.2724% 5/15/39 (b)(d)	753,000	585,136
Class F, 4.2724% 5/15/39 (b)(d)	768,000	569,137
Series 2020-2PAC:
Class AMZ2, 3.6167% 1/15/37 (b)(d)	399,000	312,085
Class AMZ3, 3.6167% 1/15/37 (b)(d)	189,000	128,930
NYT Mortgage Trust floater Series 2019-NYT Class F, CME Term SOFR 1 Month Index + 3.040% 8.358% 12/15/35 (b)(d)(e)(h)	775,000	375,700
OPG Trust floater Series 2021-PORT:
Class G, CME Term SOFR 1 Month Index + 2.510% 7.8235% 10/15/36 (b)(d)(e)	349,567	329,392
Class J, CME Term SOFR 1 Month Index + 3.460% 8.7715% 10/15/36 (b)(d)(e)	366,879	347,555
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class F, CME Term SOFR 1 Month Index + 3.460% 8.7755% 7/15/38 (b)(d)(e)(h)	553,000	430,667
Class NR, CME Term SOFR 1 Month Index + 6.110% 11.4255% 7/15/38 (b)(d)(e)(h)	157,000	115,478
Prima Capital CRE Securitization Ltd. Series 2020-8A Class C, 3% 12/1/70 (b)	1,705,000	1,250,849
Prima Capital Ltd.:
floater Series 2021-9A:
Class B, CME Term SOFR 1 Month Index + 1.910% 7.2285% 12/15/37 (b)(d)(e)	4,268,000	4,159,537
Class C, CME Term SOFR 1 Month Index + 2.460% 7.7191% 12/15/37 (b)(d)(e)	1,785,000	1,692,326
floater sequential payer Series 2021-9A Class A, CME Term SOFR 1 Month Index + 1.560% 6.8191% 12/15/37 (b)(d)(e)(h)	853,710	851,053
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	95,253	95,790
Sfs Auto Receivables Securitiz sequential payer Series 2023-1A Class A2A, 5.89% 3/22/27 (b)	6,150,000	6,146,039
SG Commercial Mortgage Securities Trust:
Series 2019-PREZ Class F, 3.593% 9/15/39 (b)(d)	747,000	545,141
Series 2020-COVE:
Class F, 3.8518% 3/15/37 (b)(d)	1,326,000	1,150,830
Class G, 3.8518% 3/15/37 (b)(d)	483,000	413,365
SMRT Commercial Mortgage Trust floater Series 2022-MINI:
Class E, CME Term SOFR 1 Month Index + 2.700% 8.011% 1/15/39 (b)(d)(e)	1,154,000	1,084,525
Class F, CME Term SOFR 1 Month Index + 3.350% 8.661% 1/15/39 (b)(d)(e)	903,000	835,051
SOHO Trust Series 2021-SOHO Class D, 2.6966% 8/10/38 (b)(d)	618,000	364,934
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 7.3105% 2/15/39 (b)(d)(e)	4,281,000	4,031,355
Class C, CME Term SOFR 1 Month Index + 2.650% 7.9605% 2/15/39 (b)(d)(e)	2,226,000	2,076,914
SREIT Trust floater:
Series 2021-IND Class G, CME Term SOFR 1 Month Index + 3.380% 8.6903% 10/15/38 (b)(d)(e)	840,000	782,647
Series 2021-MFP:
Class A, CME Term SOFR 1 Month Index + 0.840% 6.1558% 11/15/38 (b)(d)(e)	15,989,000	15,667,997
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5048% 11/15/38 (b)(d)(e)	13,121,000	12,872,141
Class C, CME Term SOFR 1 Month Index + 1.440% 6.754% 11/15/38 (b)(d)(e)	5,687,000	5,547,856
Class D, CME Term SOFR 1 Month Index + 1.690% 7.0032% 11/15/38 (b)(d)(e)	3,737,000	3,633,572
Class E, CME Term SOFR 1 Month Index + 2.140% 7.4518% 11/15/38 (b)(d)(e)	1,298,000	1,268,892
Class F, CME Term SOFR 1 Month Index + 2.730% 8.0499% 11/15/38 (b)(d)(e)	552,000	529,839
Class G, CME Term SOFR 1 Month Index + 3.080% 8.3988% 11/15/38 (b)(d)(e)	2,415,000	2,293,815
Series 2021-MFP2:
Class G, CME Term SOFR 1 Month Index + 3.080% 8.392% 11/15/36 (b)(d)(e)	615,000	581,101
Class J, CME Term SOFR 1 Month Index + 4.020% 9.34% 11/15/36 (b)(d)(e)	1,795,000	1,712,358
Series 2021-PALM Class G, CME Term SOFR 1 Month Index + 3.730% 9.0406% 10/15/34 (b)(d)(e)	441,000	417,840
STWD Trust floater sequential payer Series 2021-LIH:
Class E, CME Term SOFR 1 Month Index + 2.950% 8.26% 11/15/36 (b)(d)(e)	1,281,000	1,215,976
Class F, CME Term SOFR 1 Month Index + 3.590% 8.908% 11/15/36 (b)(d)(e)	865,000	810,554
Class G, CME Term SOFR 1 Month Index + 4.240% 9.557% 11/15/36 (b)(d)(e)	294,000	274,173
SUMIT Mortgage Trust Series 2022-BVUE Class F, 2.9889% 2/12/41 (b)(d)	104,000	62,106
TPGI Trust floater Series 2021-DGWD:
Class E, CME Term SOFR 1 Month Index + 2.460% 7.7745% 6/15/26 (b)(d)(e)	1,167,022	1,114,281
Class G, CME Term SOFR 1 Month Index + 3.960% 9.2745% 6/15/26 (b)(d)(e)	211,423	203,217
Tricon Residential Trust Series 2022-SFR2 Class E, 7.507% 7/17/40 (b)	1,407,000	1,394,466
UBS Commercial Mortgage Trust:
sequential payer Series 2018-C9 Class A4, 4.117% 3/15/51	1,300,000	1,204,126
Series 2012-C1:
Class E, 5% 5/10/45 (b)(d)(h)	243,650	164,418
Class F, 5% 5/10/45 (b)(d)(h)	418,000	20,008
Series 2017-C7 Class XA, 1.1548% 12/15/50 (d)(o)	25,901,927	828,585
Series 2018-C8 Class C, 4.8408% 2/15/51 (d)	189,000	152,775
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.3793% 6/10/30 (b)(d)	201,000	162,338
Series 2012-WRM Class E, 4.3793% 6/10/30 (b)(d)(h)	478,000	338,245
VASA Trust:
floater Series 2021-VASA Class G, CME Term SOFR 1 Month Index + 5.110% 10.4255% 7/15/39 (b)(d)(e)	168,000	71,362
floater sequential payer Series 2021-VASA Class F, CME Term SOFR 1 Month Index + 4.010% 9.3255% 7/15/39 (b)(d)(e)	767,000	404,705
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	12,891,000	10,057,964
Series 2020-LAB:
Class B, 2.453% 10/10/42 (b)	800,000	617,506
Class X, 0.5162% 10/10/42 (b)(d)(o)	19,300,000	474,577
VMC Finance Ltd. floater Series 2021-HT1 Class B, CME Term SOFR 1 Month Index + 4.610% 9.9264% 1/18/37 (b)(d)(e)	2,478,000	2,331,063
Wells Fargo Commercial Mortgage Trust:
floater:
Series 2021-FCMT Class A, CME Term SOFR 1 Month Index + 1.310% 6.6255% 5/15/31 (b)(d)(e)	8,949,000	8,565,302
Series 2021-SAVE:
Class D, CME Term SOFR 1 Month Index + 2.610% 7.9255% 2/15/40 (b)(d)(e)	178,167	159,356
Class E, CME Term SOFR 1 Month Index + 3.760% 9.0755% 2/15/40 (b)(d)(e)	127,262	111,623
sequential payer:
Series 2020-C57 Class D, 2.5% 8/15/53 (b)	581,000	328,598
Series 2020-C58 Class A4, 2.092% 7/15/53	1,162,000	919,576
Series 2021-C61 Class A4, 2.658% 11/15/54	619,000	506,618
Series 20XX-C60 Class A4, 2.342% 8/15/54	1,195,000	948,607
Series 2015-C31 Class XA, 1.1045% 11/15/48 (d)(o)	11,432,409	179,743
Series 2015-NXS4 Class D, 3.8412% 12/15/48 (d)	483,000	401,052
Series 2016-BNK1:
Class C, 3.071% 8/15/49	254,000	141,822
Class D, 3% 8/15/49 (b)(h)	266,000	124,557
Series 2016-C34 Class XA, 2.2288% 6/15/49 (d)(o)	9,410,482	316,494
Series 2016-LC25 Class C, 4.4808% 12/15/59 (d)	328,000	276,224
Series 2016-NXS6 Class D, 3.059% 11/15/49 (b)	733,000	520,334
Series 2017-RB1 Class D, 3.401% 3/15/50 (b)	326,000	148,155
Series 2018-C43 Class C, 4.514% 3/15/51	228,000	186,476
Series 2018-C44 Class D, 3% 5/15/51 (b)	1,512,000	910,993
Series 2018-C46 Class XA, 1.0822% 8/15/51 (d)(o)	23,946,516	579,434
Series 2018-C48 Class A5, 4.302% 1/15/52	4,229,000	3,963,528
Series 2019-C49 Class C, 4.866% 3/15/52 (d)	1,633,000	1,342,620
Wells Fargo Commercial Mtg Trust 3.514% 10/15/52	645,000	496,220
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (d)(h)	203,000	7,081
Series 2011-C3 Class D, 6.0497% 3/15/44 (b)(d)(h)	241,191	75,071
Series 2011-C4:
Class D, 4.9927% 6/15/44 (b)(d)	258,000	211,480
Class E, 4.9927% 6/15/44 (b)(d)	183,000	125,919
Series 2013-C11:
Class D, 4.1349% 3/15/45 (b)(d)	443,749	310,810
Class E, 4.1349% 3/15/45 (b)(d)(h)	976,128	513,763
Series 2013-C13 Class D, 4.1787% 5/15/45 (b)(d)(h)	321,000	265,785
Series 2013-C16 Class D, 5.0691% 9/15/46 (b)(d)	115,000	97,201
Series 2013-UBS1 Class D, 5.2071% 3/15/46 (b)(d)	455,375	439,911
Series 2014-C21 Class XA, 1.147% 8/15/47 (d)(o)	24,599,170	180,605
Series 2014-C24 Class XA, 0.9821% 11/15/47 (d)(o)	10,008,152	61,181
Series 2014-LC14 Class XA, 1.3973% 3/15/47 (d)(o)	13,142,591	5,985
WFCM:
Series 2022-C62:
Class C, 4.3509% 4/15/55 (d)	1,077,000	791,296
Class D, 2.5% 4/15/55 (b)	756,000	350,005
Series 2022-C62, Class A4, 4% 4/15/55	827,000	739,516
Worldwide Plaza Trust Series 2017-WWP:
Class E, 3.7154% 11/10/36 (b)(d)(h)	198,000	70,760
Class F, 3.7154% 11/10/36 (b)(d)(h)	1,082,000	316,727
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (b)(d)	289,000	232,521
Class PR2, 3.6332% 6/5/35 (b)(d)	755,000	578,767
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,109,776,061)		1,039,549,801

Municipal Securities - 0.3%
	Principal Amount (a)	Value ($)
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	22,880,000	22,200,450
Series 2010-1, 6.63% 2/1/35	4,001,538	4,130,469
Series 2010-3:
6.725% 4/1/35	5,967,692	6,189,290
7.35% 7/1/35	2,541,429	2,709,269
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,838,000	15,886,889
TOTAL MUNICIPAL SECURITIES (Cost $52,695,265)		51,116,367

Foreign Government and Government Agency Obligations - 1.2%
		Principal Amount (a)	Value ($)
Abu Dhabi National Energy Co. PJSC 4.375% 1/24/29 (b)		555,000	538,350
Angola Republic:
8.25% 5/9/28 (b)		945,000	824,702
8.75% 4/14/32 (b)		430,000	352,613
9.375% 5/8/48 (b)		350,000	266,658
9.5% 11/12/25 (b)		1,465,000	1,438,440
Arab Republic of Egypt:
7.0529% 1/15/32 (b)		25,000	14,197
7.5% 1/31/27 (b)		1,403,000	1,005,993
7.5% 2/16/61 (b)		1,435,000	718,548
7.6003% 3/1/29 (b)		560,000	359,162
7.903% 2/21/48 (b)		684,000	345,598
8.5% 1/31/47 (b)		904,000	477,466
8.7002% 3/1/49 (b)		1,105,000	582,136
Argentine Republic:
0.75% 7/9/30 (f)		10,355,675	3,477,332
1% 7/9/29		1,021,922	330,336
3.5% 7/9/41 (f)		1,920,000	588,864
3.625% 7/9/35 (f)		6,338,814	1,861,963
4.25% 1/9/38 (f)		4,159,773	1,452,634
Bahamian Republic 6% 11/21/28 (b)		525,000	428,642
Bahrain Kingdom 5.625% 5/18/34 (b)		310,000	271,972
Bank Gospodarstwa Krajowego 5.375% 5/22/33 (b)		335,000	327,463
Barbados Government 6.5% 10/1/29 (b)		965,000	898,685
Bermuda Government:
2.375% 8/20/30 (b)		280,000	229,211
3.375% 8/20/50 (b)		230,000	152,485
3.717% 1/25/27 (b)		1,185,000	1,119,683
4.75% 2/15/29 (b)		520,000	501,223
5% 7/15/32 (b)		390,000	373,768
Brazilian Federative Republic:
3.875% 6/12/30		1,535,000	1,358,536
6% 10/20/33		595,000	578,935
7.125% 1/20/37		840,000	878,396
8.25% 1/20/34		1,976,000	2,222,743
Buenos Aires Province 5.25% 9/1/37 (b)(f)		975,000	370,500
Cameroon Republic 9.5% 11/19/25 (b)		740,000	713,301
Chilean Republic:
2.45% 1/31/31		2,145,000	1,820,912
2.75% 1/31/27		425,000	394,800
3.1% 1/22/61		1,525,000	960,552
3.25% 9/21/71		250,000	156,638
3.5% 1/31/34		280,000	242,116
4% 1/31/52		245,000	193,555
4.34% 3/7/42		360,000	309,420
5.33% 1/5/54		905,000	871,968
Colombian Republic:
3% 1/30/30		1,800,000	1,428,210
3.125% 4/15/31		785,000	604,450
3.25% 4/22/32		400,000	299,972
4.125% 5/15/51		325,000	195,163
5% 6/15/45		1,760,000	1,236,998
5.2% 5/15/49		900,000	632,781
6.125% 1/18/41		60,000	49,545
7.375% 9/18/37		205,000	198,397
7.5% 2/2/34		395,000	391,793
8% 4/20/33		470,000	485,895
Costa Rican Republic:
5.625% 4/30/43 (b)		680,000	589,295
6.125% 2/19/31 (b)		745,000	741,908
6.55% 4/3/34 (b)		365,000	367,168
7% 4/4/44 (b)		75,000	74,108
Democratic Socialist Republic of Sri Lanka:
6.2% (b)(c)		345,000	154,929
6.825% (b)(c)		615,000	287,374
7.55% (b)(c)		335,000	149,993
7.85% (b)(c)		865,000	388,082
Dominican Republic:
4.5% 1/30/30 (b)		855,000	743,499
4.875% 9/23/32 (b)		1,460,000	1,234,737
5.875% 1/30/60 (b)		570,000	437,025
5.95% 1/25/27 (b)		1,164,000	1,137,263
6% 7/19/28 (b)		549,000	529,769
6.4% 6/5/49 (b)		230,000	192,133
6.5% 2/15/48 (b)		300,000	256,257
6.85% 1/27/45 (b)		1,012,000	904,465
6.875% 1/29/26 (b)		1,378,000	1,383,540
7.05% 2/3/31 (b)		645,000	639,872
7.45% 4/30/44 (b)		401,000	385,185
Ecuador Republic:
3.5% 7/31/35 (b)(f)		1,350,000	494,114
6% 7/31/30 (b)(f)		2,115,000	1,029,751
El Salvador Republic:
6.375% 1/18/27 (b)		105,000	81,692
7.1246% 1/20/50 (b)		405,000	268,365
7.625% 2/1/41 (b)		120,000	81,793
Emirate of Abu Dhabi:
3% 9/15/51 (b)		1,015,000	687,794
3.125% 9/30/49 (b)		3,170,000	2,210,948
3.875% 4/16/50 (b)		9,890,000	7,937,417
Emirate of Dubai:
3.9% 9/9/50 (Reg. S)		1,350,000	956,381
5.25% 1/30/43 (Reg. S)		560,000	508,637
Gabonese Republic 7% 11/24/31 (b)		880,000	634,559
Georgia Republic 2.75% 4/22/26 (b)		890,000	797,253
German Federal Republic:
0% 10/10/25 (Reg. S)	EUR	9,200,000	9,391,665
0% 10/9/26 (Reg. S)	EUR	11,800,000	11,789,617
0% 5/15/35 (Reg. S) (j)	EUR	6,250,000	5,063,887
1% 5/15/38(Reg. S)	EUR	1,600,000	1,397,469
2.1% 11/15/29(Reg. S)	EUR	5,200,000	5,532,512
Ghana Republic:
7.75% (b)(c)		810,000	347,061
8.627% (b)(c)		605,000	249,907
10.75% 10/14/30 (b)		925,000	628,306
Guatemalan Republic:
4.875% 2/13/28 (b)		385,000	365,300
4.9% 6/1/30 (b)		325,000	303,690
6.125% 6/1/50 (b)		335,000	305,162
6.6% 6/13/36 (b)		335,000	335,838
Hungarian Republic:
2.125% 9/22/31 (b)		285,000	219,068
3.125% 9/21/51 (b)		605,000	364,640
5.25% 6/16/29 (b)		610,000	596,019
5.5% 6/16/34 (b)		425,000	402,853
6.125% 5/22/28 (b)		385,000	389,816
6.25% 9/22/32 (b)		385,000	387,753
Indonesian Republic:
3.2% 9/23/61		645,000	418,050
3.5% 2/14/50		730,000	538,419
3.85% 10/15/30		460,000	425,252
4.1% 4/24/28		705,000	673,212
4.2% 10/15/50		24,000,000	19,928,160
4.35% 1/11/48		655,000	560,746
4.4% 6/6/27 (b)		480,000	467,640
5.125% 1/15/45 (b)		1,660,000	1,608,424
5.25% 1/17/42 (b)		485,000	479,631
5.95% 1/8/46 (b)		560,000	589,921
6.75% 1/15/44 (b)		380,000	434,416
7.75% 1/17/38 (b)		1,897,000	2,323,977
8.5% 10/12/35 (b)		1,910,000	2,425,738
Islamic Republic of Pakistan:
6% 4/8/26 (b)		1,205,000	620,033
6.875% 12/5/27 (b)		350,000	176,008
Israeli State 3.375% 1/15/50		1,090,000	770,046
Ivory Coast:
6.125% 6/15/33 (b)		1,680,000	1,431,226
6.375% 3/3/28 (b)		2,030,000	1,911,550
Jamaican Government:
6.75% 4/28/28		275,000	283,745
7.875% 7/28/45		250,000	283,833
Jordanian Kingdom:
4.95% 7/7/25 (b)		1,230,000	1,194,551
7.375% 10/10/47 (b)		155,000	135,193
7.5% 1/13/29 (b)		225,000	226,656
7.75% 1/15/28 (b)		445,000	455,008
Kingdom of Saudi Arabia:
2.25% 2/2/33 (b)		1,240,000	981,386
3.25% 10/22/30 (b)		5,890,000	5,286,628
3.45% 2/2/61 (b)		1,940,000	1,283,194
3.625% 3/4/28 (b)		425,000	401,034
3.75% 1/21/55 (b)		975,000	696,257
4.5% 10/26/46 (b)		1,150,000	968,519
4.5% 4/22/60 (b)		4,190,000	3,449,292
4.625% 10/4/47 (b)		850,000	720,239
5% 1/18/53 (b)		635,000	563,410
Lebanese Republic:
5.8% (c)		1,113,000	86,736
6.375% (c)		977,000	76,743
Moroccan Kingdom 6.5% 9/8/33 (b)		870,000	872,010
Panamanian Republic:
2.252% 9/29/32		580,000	439,878
3.298% 1/19/33		615,000	505,801
3.87% 7/23/60		1,055,000	674,673
4.5% 5/15/47		350,000	268,478
4.5% 4/16/50		1,090,000	813,456
6.4% 2/14/35		840,000	861,596
6.853% 3/28/54		330,000	337,224
Peruvian Republic:
2.783% 1/23/31		1,300,000	1,100,892
3% 1/15/34		610,000	495,180
3.3% 3/11/41		700,000	519,547
Philippine Republic:
2.65% 12/10/45		665,000	430,508
2.95% 5/5/45		270,000	186,133
5% 7/17/33		360,000	359,604
5.5% 1/17/48		320,000	322,154
5.609% 4/13/33		520,000	540,436
5.95% 10/13/47		830,000	877,883
Polish Government:
5.5% 4/4/53		370,000	359,433
5.75% 11/16/32		725,000	753,152
Provincia de Cordoba:
6.875% 12/10/25 (b)		1,033,349	857,680
6.99% 6/1/27 (b)		640,167	500,412
Republic of Armenia 3.6% 2/2/31 (b)		1,010,000	794,325
Republic of Kenya:
6.3% 1/23/34 (b)		415,000	299,331
6.875% 6/24/24 (b)		345,000	326,160
7% 5/22/27 (b)		485,000	429,244
7.25% 2/28/28 (b)		180,000	152,347
8% 5/22/32 (b)		220,000	181,652
Republic of Nigeria:
6.125% 9/28/28 (b)		1,495,000	1,232,852
6.5% 11/28/27 (b)		375,000	321,308
7.143% 2/23/30 (b)		1,150,000	935,353
7.625% 11/21/25 (b)		905,000	859,171
7.696% 2/23/38 (b)		480,000	347,789
Republic of Paraguay:
2.739% 1/29/33 (b)		320,000	251,622
4.95% 4/28/31 (b)		1,050,000	991,085
5.4% 3/30/50 (b)		330,000	275,362
Republic of Senegal 6.25% 5/23/33 (b)		590,000	481,741
Republic of Serbia 2.125% 12/1/30 (b)		1,455,000	1,103,690
Republic of Uzbekistan:
3.7% 11/25/30 (b)		395,000	317,252
3.9% 10/19/31 (b)		565,000	453,187
Republic of Zambia 8.97% (b)(c)		620,000	321,600
Romanian Republic:
3% 2/27/27 (b)		652,000	596,671
3% 2/14/31 (b)		1,617,000	1,332,990
3.625% 3/27/32 (b)		652,000	545,789
4% 2/14/51 (b)		715,000	487,702
6.625% 2/17/28 (b)		385,000	397,497
Rwanda Republic 5.5% 8/9/31 (b)		1,085,000	834,419
South African Republic:
4.85% 9/27/27		480,000	448,402
4.85% 9/30/29		335,000	294,797
5% 10/12/46		670,000	441,758
5.65% 9/27/47		320,000	226,938
5.75% 9/30/49		1,070,000	756,137
5.875% 4/20/32		675,000	596,079
State of Qatar:
3.75% 4/16/30 (b)		2,926,000	2,766,065
4% 3/14/29 (b)		510,000	491,655
4.4% 4/16/50 (b)		18,355,000	16,139,184
4.625% 6/2/46 (b)		1,255,000	1,149,844
4.817% 3/14/49 (b)		975,000	908,213
5.103% 4/23/48 (b)		1,680,000	1,610,532
9.75% 6/15/30 (b)		413,000	530,883
Sultanate of Oman:
5.625% 1/17/28 (b)		2,470,000	2,438,532
6% 8/1/29 (b)		720,000	723,816
6.25% 1/25/31 (b)		520,000	525,632
6.5% 3/8/47 (b)		300,000	281,070
6.75% 1/17/48 (b)		1,661,000	1,603,297
7% 1/25/51 (b)		230,000	227,829
Turkish Republic:
4.25% 4/14/26		1,685,000	1,550,604
4.75% 1/26/26		1,500,000	1,406,835
4.875% 10/9/26		1,395,000	1,285,297
4.875% 4/16/43		1,675,000	1,109,872
5.125% 2/17/28		755,000	678,670
5.25% 3/13/30		315,000	266,377
5.75% 5/11/47		677,000	480,128
6% 3/25/27		235,000	220,869
6% 1/14/41		985,000	756,776
6.125% 10/24/28		510,000	469,608
6.625% 2/17/45		640,000	512,531
9.125% 7/13/30		705,000	717,824
9.375% 3/14/29		875,000	906,544
9.375% 1/19/33		1,735,000	1,806,326
9.875% 1/15/28		1,960,000	2,070,564
Ukraine Government:
6.876% 5/21/31 (b)		245,000	64,313
7.253% 3/15/35 (b)		1,495,000	396,085
7.375% 9/25/34 (b)		420,000	110,250
7.75% 9/1/24 (b)		955,000	318,015
7.75% 9/1/25 (b)		1,640,000	524,800
7.75% 9/1/26 (b)		2,420,000	695,750
7.75% 9/1/28 (b)		820,000	233,700
7.75% 9/1/29 (b)		170,000	48,450
7.75% 8/1/41 (b)(d)		530,000	241,150
United Kingdom, Great Britain and Northern Ireland 1% 4/22/24(Reg. S)	GBP	2,355,000	2,907,463
United Mexican States:
2.659% 5/24/31		665,000	550,593
3.25% 4/16/30		1,145,000	1,013,657
3.5% 2/12/34		1,095,000	907,821
3.75% 1/11/28		820,000	775,769
3.75% 4/19/71		1,230,000	785,970
3.771% 5/24/61		840,000	551,208
4.5% 4/22/29		485,000	467,981
4.875% 5/19/33		560,000	529,239
5.75% 10/12/2110		1,520,000	1,329,362
6.05% 1/11/40		980,000	977,609
6.338% 5/4/53		540,000	538,380
6.35% 2/9/35		780,000	806,926
Uruguay Republic 5.1% 6/18/50		1,230,000	1,186,224
Venezuelan Republic:
9.25% (c)		4,549,000	443,528
11.95% (Reg. S) (c)		938,300	96,163
12.75% (c)		199,600	20,459
Vietnamese Socialist Republic 5.5% 3/12/28		1,938,950	1,849,836
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $277,655,184)			243,880,900

Supranational Obligations - 0.0%
		Principal Amount (a)	Value ($)
European Union:
0% 10/4/28 (Reg. S)	EUR	575,000	536,000
2.75% 10/5/26 (Reg. S)	EUR	5,200,000	5,573,167
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $6,117,505)			6,109,167

Common Stocks - 0.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.0%
Entertainment - 0.0%
New Cineworld Ltd. (h)	64,449	1,288,980
CONSUMER DISCRETIONARY - 0.0%
Automobile Components - 0.0%
Aptiv PLC (s)	13,800	1,400,010
Hotels, Restaurants & Leisure - 0.0%
CEC Entertainment, Inc. (h)(s)	40,185	672,295
Specialty Retail - 0.0%
David's Bridal, Inc. rights (h)(s)	295	0
TOTAL CONSUMER DISCRETIONARY		2,072,305
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd. (h)(s)	55,600	1
Oil, Gas & Consumable Fuels - 0.1%
California Resources Corp.	81,331	4,541,523
California Resources Corp. warrants 10/27/24 (s)	3,601	76,341
Chesapeake Energy Corp.	55,352	4,882,600
Chesapeake Energy Corp. (g)(s)	351	30,962
Denbury, Inc. (s)	15,462	1,416,010
EP Energy Corp. (h)(s)	3,729	22,635
Mesquite Energy, Inc. (h)(s)	66,231	5,656,160
New Fortress Energy, Inc.	82,700	2,567,008
Nostrum Oil & Gas LP warrants (h)(s)	67,683	1
		19,193,240
TOTAL ENERGY		19,193,241
FINANCIALS - 0.0%
Financial Services - 0.0%
ACNR Holdings, Inc. (h)(s)	5,205	485,002
Carnelian Point Holdings LP warrants (h)(s)	1,272	3,714
Lime Tree Bay Ltd. (h)(s)	464	18,319
		507,035
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Centene Corp. (s)	32,100	1,978,965
INDUSTRIALS - 0.0%
Electrical Equipment - 0.0%
Regal Rexnord Corp.	10,200	1,654,338
Machinery - 0.0%
TNT Crane & Rigging LLC (h)(s)	47,366	344,351
TNT Crane & Rigging LLC warrants 10/31/25 (h)(s)	2,081	83
		344,434
TOTAL INDUSTRIALS		1,998,772
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Coherent Corp. (s)	40,500	1,524,015
IT Services - 0.0%
GTT Communications, Inc. (h)	40,553	504,074
TOTAL INFORMATION TECHNOLOGY		2,028,089
TOTAL COMMON STOCKS (Cost $19,556,677)		29,067,387

Preferred Stocks - 0.0%
	Shares	Value ($)
Convertible Preferred Stocks - 0.0%
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
RLJ Lodging Trust Series A, 1.95%	11,325	273,272

Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Financial Services - 0.0%
ACNR Holdings, Inc. (h)(s)	2,980	1,675,088

Mortgage Real Estate Investment Trusts - 0.0%
AGNC Investment Corp. Series E, 6.50% (d)	37,320	893,814
Arbor Realty Trust, Inc. Series F, 6.25% (d)	22,800	473,100
Dynex Capital, Inc. Series C 6.90% (d)	11,400	270,750
Franklin BSP Realty Trust, Inc. 7.50%	18,900	389,529
MFA Financial, Inc. Series B, 7.50%	13,700	281,809
		2,309,002
TOTAL FINANCIALS		3,984,090

REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Cedar Realty Trust, Inc.:
7.25%	550	8,811
Series C, 6.50%	14,300	180,050
DiamondRock Hospitality Co. 8.25%	7,100	179,985
National Storage Affiliates Trust Series A, 6.00%	6,925	162,461
Rexford Industrial Realty, Inc. Series B, 5.875%	16,525	367,681
Spirit Realty Capital, Inc. Series A, 6.00%	10,200	221,748
		1,120,736
Real Estate Management & Development - 0.0%
Digitalbridge Group, Inc.:
Series H, 7.125%	12,825	276,892
Series I, 7.15%	17,100	370,899
		647,791
TOTAL REAL ESTATE		1,768,527

TOTAL NONCONVERTIBLE PREFERRED STOCKS		5,752,617
TOTAL PREFERRED STOCKS (Cost $5,088,248)		6,025,889

Bank Loan Obligations - 7.1%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.808% 8/15/28 (d)(e)(t)	12,468,750	10,886,840
Aventiv Technologies LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 10.0379% 11/1/24 (d)(e)(t)	3,675,945	3,216,452
3 month U.S. LIBOR + 8.250% 13.981% 11/1/25 (d)(e)(t)	2,659,000	1,887,890
Cablevision Lightpath LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.675% 11/30/27 (d)(e)(t)	692,095	676,377
Connect U.S. Finco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.8311% 12/12/26 (d)(e)(t)	1,023,463	1,020,106
Consolidated Communications, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9455% 10/2/27 (d)(e)(t)	2,388,936	2,060,457
Frontier Communications Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1831% 5/1/28 (d)(e)(t)	7,456,682	7,239,171
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4311% 12/30/27 (d)(e)(t)	2,081,516	1,730,260
Level 3 Financing, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1955% 3/1/27 (d)(e)(t)	2,960,621	2,801,962
Lumen Technologies, Inc. Tranche A 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4455% 1/31/25 (d)(e)(t)	1,155,000	1,047,804
Northwest Fiber LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1798% 4/30/27 (d)(e)(t)	3,670,261	3,558,612
Patagonia Holdco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.1174% 8/1/29 (d)(e)(t)	4,359,537	3,736,123
Windstream Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.6811% 9/21/27 (d)(e)(t)	3,441,659	3,273,878
Zayo Group Holdings, Inc. 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.4455% 3/9/27 (d)(e)(t)	9,191,809	7,334,788
CME Term SOFR 1 Month Index + 4.320% 9.6561% 3/9/27 (d)(e)(t)	1,492,443	1,193,582
		51,664,302
Entertainment - 0.1%
Allen Media LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 10.8919% 2/10/27 (d)(e)(t)	4,933,573	4,274,596
AP Core Holdings II LLC:
Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.9455% 9/1/27 (d)(e)(t)	670,688	655,805
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.9455% 9/1/27 (d)(e)(t)	4,100,000	3,977,000
Crown Finance U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 8.500% 14.3811% 7/31/28 (d)(e)(t)	1,387,430	1,394,797
ECL Entertainment LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 8/16/30 (e)(t)(u)	970,000	972,425
Sweetwater Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6955% 8/5/28 (d)(e)(t)	3,253,401	3,163,933
		14,438,556
Media - 0.3%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 10.0382% 10/28/27 (d)(e)(t)	2,706,638	2,587,736
Altice Financing SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.308% 10/31/27 (d)(e)(t)	2,283,173	2,151,891
Charter Communication Operating LLC Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1155% 2/1/27 (d)(e)(t)	8,504,405	8,460,862
Coral-U.S. Co.-Borrower LLC Tranche B, term loan 1 month U.S. LIBOR + 2.250% 7.675% 1/31/28 (d)(e)(t)	4,180,000	4,088,583
CSC Holdings LLC:
Tranche B 5LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.925% 4/15/27 (d)(e)(t)	2,533,125	2,289,312
Tranche B6 LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8105% 1/18/28 (d)(e)(t)	6,092,899	5,737,500
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4181% 8/24/26 (d)(e)(t)	2,422,974	1,514,358
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 10.6625% 8/24/26 (c)(d)(e)(t)	8,456,176	203,878
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 10.4455% 8/2/27 (d)(e)(t)	1,457,730	1,439,173
Dotdash Meredith, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4181% 12/1/28 (d)(e)(t)	5,012,012	4,817,797
Gray Television, Inc. Tranche D 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4326% 12/1/28 (d)(e)(t)	1,886,861	1,863,615
LCPR Loan Financing LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.175% 9/25/28 (d)(e)(t)	500,000	490,500
MJH Healthcare Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9311% 1/28/29 (d)(e)(t)	1,254,125	1,247,854
Nexstar Media, Inc. Tranche B, term loan CME Term SOFR 1 Month Index + 2.500% 7.9455% 9/19/26 (d)(e)(t)	2,260,410	2,263,439
Sinclair Television Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9455% 9/30/26 (d)(e)(t)	1,275,313	1,144,057
Springer Nature Deutschland GmbH Tranche B18 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.5035% 8/14/26 (d)(e)(t)	1,636,183	1,635,839
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.4919% 6/24/29 (d)(e)(t)	668,250	665,116
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 8.6955% 3/24/26 (d)(e)(t)	2,302,991	2,302,991
1 month U.S. LIBOR + 3.250% 8.6955% 1/31/29 (d)(e)(t)	3,762,375	3,710,642
Virgin Media Bristol LLC:
Tranche N, term loan 1 month U.S. LIBOR + 2.500% 7.925% 1/31/28 (d)(e)(t)	2,500,000	2,428,750
Tranche Y 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.3106% 3/6/31 (d)(e)(t)	1,455,000	1,436,551
		52,480,444
Wireless Telecommunication Services - 0.1%
Crown Subsea Communications Holding, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6826% 4/27/27 (d)(e)(t)	1,371,000	1,373,290
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4326% 4/27/27 (d)(e)(t)	1,552,226	1,553,685
Intelsat Jackson Holdings SA 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 4.250% 9.7719% 2/1/29 (d)(e)(t)	15,871,657	15,862,927
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 7.19% 4/11/25 (d)(e)(t)	689,524	689,565
		19,479,467
TOTAL COMMUNICATION SERVICES		138,062,769
CONSUMER DISCRETIONARY - 1.7%
Automobile Components - 0.1%
American Trailer World Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1811% 3/5/28 (d)(e)(t)	3,086,378	2,911,226
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0811% 4/20/30 (d)(e)(t)	3,255,000	3,245,853
Novae LLC 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.3383% 12/22/28 (d)(e)(t)	992,438	893,194
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.8803% 12/17/28 (d)(e)(t)	3,511,724	2,780,618
Power Stop LLC 1LN, term loan 3 month U.S. LIBOR + 4.750% 10.1811% 1/26/29 (d)(e)(t)	1,002,313	818,559
Rough Country LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 9.0035% 7/28/28 (d)(e)(t)	723,350	698,575
Truck Hero, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1955% 1/29/28 (d)(e)(t)	2,529,586	2,445,983
		13,794,008
Automobiles - 0.0%
Bombardier Recreational Products, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.000% 7.4311% 5/23/27 (d)(e)(t)	677,450	672,199
CME Term SOFR 1 Month Index + 3.500% 8.8311% 12/13/29 (d)(e)(t)	1,791,463	1,791,839
CWGS Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 7.9295% 6/3/28 (d)(e)(t)	3,942,928	3,718,930
HarbourVest Partners LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.2419% 4/20/30 (d)(e)(t)	2,457,424	2,455,384
		8,638,352
Broadline Retail - 0.3%
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.1955% 3/5/28 (d)(e)(t)	44,804,674	44,622,767
Cmg Media Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.8419% 12/17/26 (d)(e)(t)	6,373,688	5,907,644
CNT Holdings I Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7995% 11/8/27 (d)(e)(t)	2,705,536	2,699,746
Red Ventures LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3311% 3/3/30 (d)(e)(t)	2,027,226	2,018,367
		55,248,524
Distributors - 0.1%
Aip Rd Buyer Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.3311% 12/23/28 (d)(e)(t)	2,775,000	2,757,656
BCPE Empire Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0811% 12/10/28 (d)(e)(t)	5,027,869	5,024,350
Gloves Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4455% 1/6/28 (d)(e)(t)	650,035	628,097
Windsor Holdings III, LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.8181% 8/1/30 (d)(e)(t)	2,705,000	2,693,179
		11,103,282
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4455% 8/12/28 (d)(e)(t)	1,178,666	1,178,301
AI Aqua Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.0625% 7/30/28 (d)(e)(t)	4,389,430	4,371,390
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 6 month U.S. LIBOR + 5.000% 10.4341% 7/30/26 (d)(e)(t)	3,746,278	3,760,326
KUEHG Corp. 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.2419% 6/12/30 (d)(e)(t)	8,420,000	8,421,516
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1303% 8/11/28 (d)(e)(t)	1,565,000	1,561,745
Ring Container Technologies Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9455% 8/12/28 (d)(e)(t)	1,093,350	1,092,530
Sotheby's Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9224% 1/15/27 (d)(e)(t)	1,130,000	1,098,450
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9.2303% 3/4/28 (d)(e)(t)	17,156,306	14,325,515
		35,809,773
Hotels, Restaurants & Leisure - 0.8%
19Th Holdings Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6664% 2/7/29 (d)(e)(t)	4,120,912	4,028,192
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.9455% 8/17/28 (d)(e)(t)	2,856,790	2,858,589
Aramark Services, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9455% 6/22/30 (d)(e)(t)	952,651	950,270
Tranche B-4 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1955% 1/15/27 (d)(e)(t)	2,314,825	2,307,603
Arcis Golf LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6955% 11/24/28 (d)(e)(t)	1,538,306	1,534,460
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 11/24/28 (e)(t)(u)	143,000	142,643
Bally's Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.8378% 10/1/28 (d)(e)(t)	2,170,880	2,107,252
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4153% 9/9/26 (d)(e)(t)	1,454,447	1,444,455
Burger King Worldwide, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 7.1955% 11/19/26 (d)(e)(t)	2,683,595	2,664,971
Caesars Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6811% 1/26/30 (d)(e)(t)	12,673,238	12,671,717
Carnival Finance LLC Tranche B 1LN, term loan:
6 month U.S. LIBOR + 3.250% 8.6955% 10/18/28 (d)(e)(t)	6,454,691	6,436,553
CME Term SOFR 1 Month Index + 3.000% 8.3172% 8/8/27 (d)(e)(t)	2,570,000	2,565,503
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8.4285% 7/21/28 (d)(e)(t)	12,960,436	12,847,032
ClubCorp Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 8.2879% 9/18/24 (d)(e)(t)	6,787,394	6,689,248
Dave & Buster's, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1875% 6/29/29 (d)(e)(t)	1,802,013	1,801,562
Delta 2 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3311% 1/15/30 (d)(e)(t)	3,785,000	3,794,463
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 12.731% 9/8/24 (d)(e)(t)	455,000	390,945
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 8.7305% 3/8/24 (d)(e)(t)	3,439,219	3,308,116
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3311% 1/27/29 (d)(e)(t)	20,683,176	20,462,073
Flutter Financing B.V. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7535% 7/4/28 (d)(e)(t)	3,457,631	3,457,424
Flynn Restaurant Group LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6955% 12/1/28 (d)(e)(t)	561,450	557,340
Four Seasons Hotels Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9311% 11/30/29 (d)(e)(t)	3,164,014	3,165,343
Golden Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1702% 5/26/30 (d)(e)(t)	3,095,000	3,087,263
GVC Holdings Gibraltar Ltd.:
Tranche B2 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 3.500% 8.5843% 10/31/29 (d)(e)(t)	2,396,700	2,399,696
Tranche B4 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 2.250% 7.4368% 3/16/27 (d)(e)(t)	1,078,000	1,080,361
Herschend Entertainment Co. LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1955% 8/27/28 (d)(e)(t)	692,663	692,953
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4455% 8/2/28 (d)(e)(t)	9,639,582	9,639,582
Hilton Worldwide Finance LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 1.750% 7.165% 6/21/26 (d)(e)(t)	1,144,889	1,143,756
J&J Ventures Gaming LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 9.5379% 4/26/28 (d)(e)(t)	1,036,784	987,702
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 4/26/28 (e)(t)(u)	761,786	735,123
Tranche DD2 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 4/26/28 (e)(t)(u)	1,371,214	1,323,222
Life Time, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.6113% 1/15/26 (d)(e)(t)	1,110,000	1,114,163
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1811% 8/31/25 (d)(e)(t)	2,550,985	2,541,419
Ontario Gaming GTA LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8/1/30 (e)(t)(u)	1,320,000	1,322,482
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.250% 13.79% 6/23/26 (d)(e)(t)	911,400	774,690
Pacific Bells LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.0035% 10/20/28 (d)(e)(t)	1,150,401	1,126,680
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 2.500% 7.9455% 5/29/26 (d)(e)(t)	1,484,314	1,484,046
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 11.7689% 3/1/26 (d)(e)(t)	1,814,656	1,716,138
Playa Resorts Holding BV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5638% 1/5/29 (d)(e)(t)	1,853,075	1,850,555
Restaurant Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.4919% 4/1/29 (d)(e)(t)	2,346,311	2,267,616
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4125% 4/14/29 (d)(e)(t)	3,148,200	3,144,831
Scientific Games Holdings LP term loan CME Term SOFR 3 Month Index + 3.500% 8.7684% 4/4/29 (d)(e)(t)	5,165,932	5,135,246
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4455% 8/25/28 (d)(e)(t)	1,080,750	1,078,589
Stars Group Holdings BV Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.7535% 7/21/26 (d)(e)(t)	2,820,492	2,818,095
Station Casinos LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6811% 2/7/27 (d)(e)(t)	4,176,429	4,161,728
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 8.750% 14.1811% 2/28/25 (d)(e)(t)	2,171,137	2,063,492
U.S. Secured Overnight Fin. Rate (SOFR) Index + 6.750% 13.3646% 5/29/26 (d)(e)(t)	2,283,877	1,416,004
United PF Holdings LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.6307% 12/30/26 (d)(e)(t)	5,724,718	4,539,701
2LN, term loan 3 month U.S. LIBOR + 8.500% 14.1307% 12/30/27 (d)(e)(h)(t)	300,000	219,000
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 8.500% 14.1307% 12/30/26 (d)(e)(t)	432,763	367,848
Whatabrands LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4455% 8/3/28 (d)(e)(t)	4,750,428	4,745,107
Wyndham Hotels & Resorts, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6811% 5/25/30 (d)(e)(t)	343,977	343,880
		161,506,722
Household Durables - 0.0%
Mattress Firm, Inc. Tranche B 1LN, term loan 6 month U.S. LIBOR + 4.250% 9.95% 9/24/28 (d)(e)(t)	4,656,551	4,609,985
Runner Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 11.0369% 10/21/28 (d)(e)(t)	918,375	696,817
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6955% 10/30/27 (d)(e)(t)	2,625,137	2,362,623
		7,669,425
Leisure Products - 0.0%
Lids Holdings, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 10.8681% 12/14/26 (d)(e)(h)(t)	1,300,000	1,209,000
Topgolf Callaway Brands Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9311% 3/9/30 (d)(e)(t)	3,576,038	3,572,211
		4,781,211
Specialty Retail - 0.2%
Academy Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.1826% 11/6/27 (d)(e)(t)	1,966,995	1,969,454
At Home Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 9.6824% 7/24/28 (d)(e)(t)	903,900	552,509
Belron Finance U.S. LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1599% 4/18/29 (d)(e)(t)	630,000	630,000
Driven Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4298% 12/17/28 (d)(e)(t)	454,250	443,271
Empire Today LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 10.4285% 4/1/28 (d)(e)(t)	1,972,281	1,616,047
Franchise Group, Inc. Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 4.750% 10.3111% 3/10/26 (d)(e)(t)	3,922,069	3,510,252
CME Term SOFR 3 Month Index + 4.750% 10.3769% 3/10/26 (d)(e)(t)	1,042,388	927,725
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1955% 10/19/27 (d)(e)(t)	1,384,217	1,376,548
Jo-Ann Stores LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 10.3623% 7/7/28 (d)(e)(t)	867,300	318,733
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1811% 12/18/27 (d)(e)(t)	7,198,228	6,994,518
Ls Group Opco Acquistion LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6824% 11/2/27 (d)(e)(t)	1,886,625	1,880,343
Michaels Companies, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.7535% 4/15/28 (d)(e)(t)	2,808,825	2,599,118
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.350% 13.664% 6/30/27 (d)(e)(t)	1,211,079	1,138,414
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.7535% 3/4/28 (d)(e)(t)	1,055,680	1,048,692
RH:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 7.9455% 10/20/28 (d)(e)(t)	1,146,508	1,108,226
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6811% 10/20/28 (d)(e)(t)	2,897,078	2,813,787
RVR Dealership Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.2456% 2/8/28 (d)(e)(t)	1,715,032	1,554,248
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.6955% 4/16/28 (d)(e)(t)	4,533,798	4,470,733
Victoria's Secret & Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6809% 8/2/28 (d)(e)(t)	2,485,207	2,416,864
Woof Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.1847% 12/21/27 (d)(e)(t)	1,455,043	1,356,828
		38,726,310
Textiles, Apparel & Luxury Goods - 0.0%
Canada Goose, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9455% 10/7/27 (d)(e)(t)	809,297	798,978
Crocs, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4311% 2/19/29 (d)(e)(t)	4,231,543	4,241,656
Hanesbrands, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0811% 3/8/30 (d)(e)(t)	1,027,425	1,026,141
		6,066,775
TOTAL CONSUMER DISCRETIONARY		343,344,382
CONSUMER STAPLES - 0.2%
Beverages - 0.1%
Bengal Debt Merger Sub LLC:
1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.5921% 1/24/29 (d)(e)(t)	3,573,900	3,381,803
2LN, term loan CME Term SOFR 3 Month Index + 6.000% 11.3419% 1/24/30 (d)(e)(t)	700,000	561,498
Triton Water Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7535% 3/31/28 (d)(e)(t)	6,653,920	6,532,885
		10,476,186
Consumer Staples Distribution & Retail - 0.1%
8th Avenue Food & Provisions, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 7.750% 13.1955% 10/1/26 (d)(e)(t)	98,000	65,722
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1955% 10/1/25 (d)(e)(t)	275,995	262,816
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0664% 2/3/27 (d)(e)(t)	1,287,699	1,288,600
Cardenas Merger Sub, LLC 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 6.750% 12.0919% 8/1/29 (d)(e)(t)	3,059,032	3,044,502
Froneri U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6811% 1/29/27 (d)(e)(t)	2,653,572	2,638,367
JP Intermediate B LLC term loan CME Term SOFR 1 Month Index + 5.500% 11.1307% 11/20/27 (d)(e)(t)	2,112,305	739,307
Shearer's Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9455% 9/23/27 (d)(e)(t)	3,172,001	3,168,924
United Natural Foods, Inc. Tranche B, term loan 1 month U.S. LIBOR + 3.250% 8.6955% 10/22/25 (d)(e)(t)	418,750	419,072
Upfield U.S.A. Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 1/31/28 (e)(t)(u)	1,425,000	1,389,375
		13,016,685
Food Products - 0.0%
Chobani LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9455% 10/23/27 (d)(e)(t)	2,704,515	2,701,135
Del Monte Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6702% 5/16/29 (d)(e)(t)	4,708,492	4,590,780
		7,291,915
Household Products - 0.0%
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.2535% 12/22/26 (d)(e)(t)	3,508,676	3,459,941
Personal Care Products - 0.0%
Conair Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.2879% 5/17/28 (d)(e)(t)	1,955,175	1,843,730
TOTAL CONSUMER STAPLES		36,088,457
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
American Consolidated Natural term loan 20.5% 9/16/25 (d)(t)	75,087	74,837
Apro LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.2463% 11/14/26 (d)(e)(t)	2,145,402	2,140,575
BCP Renaissance Parent LLC Tranche B3 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.7419% 10/31/26 (d)(e)(t)	1,280,119	1,277,725
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.9455% 3/17/28 (d)(e)(t)	1,601,000	1,573,655
CQP Holdco LP / BIP-V Chinook Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.9311% 6/4/28 (d)(e)(t)	8,875,855	8,883,932
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9311% 11/19/29 (d)(e)(t)	3,573,284	3,536,551
EG America LLC:
term loan CME Term SOFR 1 Month Index + 5.500% 9.1645% 2/7/28 (d)(e)(h)(t)	4,478,554	4,254,627
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 9.4145% 2/7/28 (d)(e)(t)	1,329,636	1,276,450
Tranche BB 1LN, term loan:
6 month U.S. LIBOR + 4.000% 9.1645% 2/5/25 (d)(e)(t)	546,677	545,993
CME Term SOFR 1 Month Index + 4.000% 9.1645% 2/5/25 (d)(e)(t)	2,119,271	2,111,324
Tranche BC 1LN, term loan:
CME Term SOFR 1 Month Index + 4.250% 9.4145% 2/7/28 (d)(e)(h)(t)	676,769	643,776
CME Term SOFR 1 Month Index + 5.500% 9.1645% 2/7/28 (d)(e)(h)(t)	1,270,918	1,207,372
GIP II Blue Holding LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9455% 9/29/28 (d)(e)(t)	4,503,292	4,512,029
GIP III Stetson I LP Tranche B, term loan CME Term SOFR 1 Month Index + 4.250% 9.6811% 7/18/25 (d)(e)(t)	2,525,158	2,524,627
Limetree Bay Terminals LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 10.5035% 2/15/24 (d)(e)(t)	2,666,454	2,413,141
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(e)(h)(t)	1,224,553	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(e)(h)(t)	528,000	0
Par Petroleum LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7725% 2/14/30 (d)(e)(t)	1,312,488	1,303,195
		38,279,809
FINANCIALS - 0.6%
Capital Markets - 0.1%
AssuredPartners, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9455% 2/13/27 (d)(e)(t)	1,064,525	1,058,755
CME Term SOFR 1 Month Index + 3.500% 8.9455% 2/13/27 (d)(e)(t)	2,114,245	2,106,317
CME Term SOFR 1 Month Index + 4.250% 9.5811% 2/13/27 (d)(e)(t)	1,583,038	1,585,681
Broadstreet Partners, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6955% 1/27/27 (d)(e)(t)	658,275	653,061
Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3311% 5/1/30 (d)(e)(t)	2,000,000	1,997,920
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9455% 7/25/30 (d)(e)(t)	5,056,725	5,031,441
Deerfield Dakota Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 8.9919% 4/9/27 (d)(e)(t)	1,024,779	987,775
Hightower Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9.6123% 4/21/28 (d)(e)(t)	3,181,839	3,136,752
RCS Capital Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9158% 8/9/30 (d)(e)(t)	665,000	663,131
Superannuation & Investments U.S. LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.1955% 12/1/28 (d)(e)(t)	1,652,344	1,646,560
		18,867,393
Financial Services - 0.1%
Agellan Portfolio 9% 8/7/25 (h)(t)	239,000	239,000
FinCo I LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3694% 6/27/29 (d)(e)(t)	594,253	594,003
Focus Financial Partners LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8311% 6/24/28 (d)(e)(t)	1,730,269	1,723,348
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5811% 6/30/28 (d)(e)(t)	2,262,900	2,255,184
Fugue Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9225% 1/25/28 (d)(e)(t)	1,516,190	1,516,827
GT Polaris, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.3807% 9/24/27 (d)(e)(t)	1,043,310	993,753
LSF11 Trinity Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8126% 6/15/30 (d)(e)(t)	540,000	540,000
Mhp 2022-Mhil Mezz U.S. Secured Overnight Fin. Rate (SOFR) Index + 5.000% 10.3105% 1/9/24 (d)(e)(h)(t)	3,692,270	3,463,718
Nexus Buyer LLC:
2LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.6811% 11/1/29 (d)(e)(t)	795,000	728,419
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1811% 11/8/26 (d)(e)(t)	1,551,019	1,528,529
Recess Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 3/17/27 (e)(t)(u)	890,000	887,775
Sunbelt Mezz U.S. Secured Overnight Fin. Rate (SOFR) Index + 4.450% 9.8826% 1/21/27 (d)(e)(h)(t)	1,635,359	1,635,359
TransUnion LLC:
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1811% 11/16/26 (d)(e)(t)	1,532,150	1,529,285
Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6955% 12/1/28 (d)(e)(t)	1,402,029	1,400,669
UFC Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.369% 4/29/26 (d)(e)(t)	1,207,273	1,207,020
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 0.000% 0% (c)(e)(h)(t)	3,069,200	1,350,448
WH Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 5.500% 10.808% 2/9/27 (d)(e)(t)	1,866,150	1,853,330
CME Term SOFR 1 Month Index + 5.500% 10.808% 2/15/27 (d)(e)(t)	1,386,525	1,376,126
		24,822,793
Insurance - 0.4%
Acrisure LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 8.9455% 2/15/27 (d)(e)(t)	7,755,642	7,593,626
1 month U.S. LIBOR + 4.250% 9.6955% 2/15/27 (d)(e)(t)	4,503,653	4,481,135
CME Term SOFR 1 Month Index + 5.750% 11.1206% 2/15/27 (d)(e)(t)	4,635,254	4,635,254
Alliant Holdings Intermediate LLC:
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.9347% 11/12/27 (d)(e)(t)	3,832,061	3,828,306
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8138% 11/6/27 (d)(e)(t)	1,871,557	1,870,060
AmWINS Group, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.250% 7.6955% 2/19/28 (d)(e)(t)	3,613,935	3,609,417
CME Term SOFR 1 Month Index + 2.750% 8.1955% 2/19/28 (d)(e)(t)	920,375	918,838
Amynta Agency Borrower, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4311% 2/28/28 (d)(e)(t)	1,830,000	1,826,084
Asurion LLC:
1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4311% 8/19/28 (d)(e)(t)	2,762,454	2,655,795
Tranche B11 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6811% 8/19/28 (d)(e)(t)	7,181,193	6,926,476
Tranche B3 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6955% 1/31/28 (d)(e)(t)	8,625,000	7,700,486
Tranche B4 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6955% 1/20/29 (d)(e)(t)	1,925,000	1,682,777
Tranche B8 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.7879% 12/23/26 (d)(e)(t)	9,823,923	9,541,486
Tranche B9 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.7879% 7/31/27 (d)(e)(t)	2,023,425	1,944,066
HUB International Ltd. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.250% 9.5835% 6/8/30 (d)(e)(t)	12,707,417	12,741,854
CME Term SOFR 3 Month Index + 4.000% 9.3653% 11/10/29 (d)(e)(t)	1,014,900	1,016,270
Jones DesLauriers Insurance Management, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 3/16/30 (e)(t)(u)	1,330,000	1,330,838
Ryan Specialty Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4311% 9/1/27 (d)(e)(t)	1,883,466	1,881,903
USI, Inc. 1LN, term loan:
1 month U.S. LIBOR + 3.250% 8.7879% 12/2/26 (d)(e)(t)	723,780	723,780
CME Term SOFR 1 Month Index + 3.750% 8.9919% 11/22/29 (d)(e)(t)	4,569,481	4,570,623
		81,479,074
TOTAL FINANCIALS		125,169,260
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
Avantor Funding, Inc. Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.6811% 11/6/27 (d)(e)(t)	2,771,631	2,772,102
Embecta Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3367% 3/31/29 (d)(e)(t)	2,479,943	2,459,806
ICU Medical, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8919% 1/6/29 (d)(e)(t)	1,199,813	1,197,461
Insulet Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6955% 5/4/28 (d)(e)(t)	4,256,915	4,259,044
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.3201% 10/19/27 (d)(e)(t)	1,457,675	1,399,368
Mozart Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6955% 10/23/28 (d)(e)(t)	3,561,375	3,557,279
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 9.0035% 11/30/27 (d)(e)(t)	1,241,425	1,234,548
Pathway Vet Alliance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.1955% 3/31/27 (d)(e)(t)	3,289,956	3,034,985
		19,914,593
Health Care Providers & Services - 0.2%
Accelerated Health Systems LLC Tranche B1 LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.6419% 2/15/29 (d)(e)(t)	1,648,350	1,343,405
AHP Health Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.9455% 8/24/28 (d)(e)(t)	1,845,052	1,845,975
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4311% 11/23/27 (d)(e)(t)	2,819,189	1,761,993
Charlotte Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.5625% 2/12/28 (d)(e)(t)	885,550	872,045
Da Vinci Purchaser Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4455% 1/8/27 (d)(e)(t)	2,125,530	2,103,743
Electron BidCo, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4455% 11/1/28 (d)(e)(t)	1,214,625	1,210,835
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3419% 10/1/27 (d)(e)(t)	17,962,337	17,664,880
HAH Group Holding Co. LLC 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.44% 10/29/27 (d)(e)(t)	743,853	728,976
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1798% 3/15/28 (d)(e)(t)	1,397,825	1,395,882
Icon Luxembourg Sarl Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.7535% 7/3/28 (d)(e)(t)	3,981,055	3,981,493
MED ParentCo LP:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6955% 8/31/26 (d)(e)(t)	2,281,993	2,178,026
2LN, term loan CME Term SOFR 1 Month Index + 8.250% 13.6955% 8/30/27 (d)(e)(t)	485,000	416,615
National Mentor Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.1631% 3/2/28 (d)(e)(t)	579,698	506,152
Phoenix Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6955% 11/15/28 (d)(e)(t)	5,880,563	5,859,275
Pluto Acquisition I, Inc. term loan CME Term SOFR 1 Month Index + 4.000% 9.6841% 6/20/26 (d)(e)(t)	1,323,000	1,117,935
Surgery Center Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.1785% 8/31/26 (d)(e)(t)	2,106,342	2,108,827
U.S. Anesthesia Partners, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 7.500% 12.9326% 10/1/29 (d)(e)(h)(t)	285,000	253,650
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6826% 10/1/28 (d)(e)(t)	627,653	585,287
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.7535% 11/20/26 (d)(e)(t)	1,739,798	1,639,759
		47,574,753
Health Care Technology - 0.1%
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8202% 2/15/29 (d)(e)(t)	10,954,248	10,812,719
Imprivata, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1955% 12/1/27 (d)(e)(t)	1,564,000	1,546,687
Virgin Pulse, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.1955% 4/6/28 (d)(e)(t)	2,624,753	2,447,582
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.9455% 9/30/26 (d)(e)(t)	3,182,706	3,183,024
		17,990,012
Life Sciences Tools & Services - 0.0%
PRA Health Sciences, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.7535% 7/3/28 (d)(e)(t)	991,882	991,991
Pharmaceuticals - 0.1%
Elanco Animal Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1681% 8/1/27 (d)(e)(t)	4,838,928	4,789,038
Jazz Financing Lux SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9455% 5/5/28 (d)(e)(t)	5,531,140	5,531,140
Organon & Co. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.4309% 6/2/28 (d)(e)(t)	4,035,773	4,039,567
Perrigo Investments LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.6811% 4/20/29 (d)(e)(t)	876,150	870,893
		15,230,638
TOTAL HEALTH CARE		101,701,987
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.1%
Gemini HDPE LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.6307% 12/31/27 (d)(e)(t)	896,231	894,887
TransDigm, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4919% 8/24/28 (d)(e)(t)	8,846,879	8,850,860
Tranche H 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4919% 2/22/27 (d)(e)(t)	1,370,116	1,373,117
		11,118,864
Air Freight & Logistics - 0.0%
Echo Global Logistics, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9311% 11/23/28 (d)(e)(t)	4,914,789	4,779,632
2LN, term loan CME Term SOFR 3 Month Index + 7.000% 13.3782% 11/23/29 (d)(e)(h)(t)	780,000	776,100
Rand Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.4919% 3/17/30 (d)(e)(t)	613,463	593,218
STG Logistics, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 11.3919% 3/24/28 (d)(e)(h)(t)	943,063	909,584
		7,058,534
Building Products - 0.2%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.7535% 5/17/28 (d)(e)(t)	9,362,269	7,993,038
APi Group DE, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.9455% 10/1/26 (d)(e)(t)	1,130,906	1,132,523
CME Term SOFR 1 Month Index + 2.750% 8.1955% 12/16/28 (d)(e)(t)	2,328,119	2,332,961
AZZ, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.0811% 5/13/29 (d)(e)(t)	1,386,875	1,388,955
Emerson Climate Technologies Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3311% 5/31/30 (d)(e)(t)	3,548,165	3,550,400
Foley Products Co. LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.1419% 12/29/28 (d)(e)(t)	1,337,591	1,321,713
Griffon Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.6387% 1/24/29 (d)(e)(t)	1,895,688	1,889,166
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8911% 2/25/29 (d)(e)(t)	11,481,706	11,144,488
Ingersoll-Rand Services Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1811% 2/28/27 (d)(e)(t)	317,858	317,623
Oscar AcquisitionCo LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.8419% 4/29/29 (d)(e)(t)	4,473,700	4,454,060
Specialty Building Products Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 9.1811% 10/15/28 (d)(e)(t)	715,938	702,514
Standard Industries, Inc./New Jersey Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.9288% 9/22/28 (d)(e)(t)	975,390	975,692
		37,203,133
Commercial Services & Supplies - 0.5%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 11.4311% 12/20/29 (d)(e)(t)	352,000	353,760
Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9311% 12/21/28 (d)(e)(t)	9,547,328	9,541,409
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4187% 12/21/28 (d)(e)(t)	4,891,296	4,892,177
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 5.9018% 12/21/28 (d)(e)(t)(v)	1,603,704	1,603,992
ADS Tactical, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.750% 11.1955% 3/19/26 (d)(e)(t)	3,136,279	3,050,031
All-Star Bidco AB:
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.900% 8.95% 11/16/28 (d)(e)(t)	591,000	588,045
Tranche B1 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.45% 11/16/28 (d)(e)(t)	2,630,099	2,607,901
Allied Universal Holdco LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.750% 9.1811% 5/14/28 (d)(e)(t)	4,671,060	4,535,319
CME Term SOFR 1 Month Index + 4.750% 9.8805% 5/14/28 (d)(e)(t)	1,230,000	1,215,240
APX Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.679% 7/9/28 (d)(e)(t)	2,942,238	2,940,855
Archkey Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.836% 6/30/28 (d)(e)(t)	2,129,302	2,117,335
AVSC Holding Corp. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 10.9311% 10/15/26 (d)(e)(t)	2,541,686	2,459,081
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8719% 8/1/30 (d)(e)(t)	5,753,000	5,550,609
Clean Harbors, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4455% 10/8/28 (d)(e)(t)	507,275	508,863
Congruex Group LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.2691% 5/3/29 (d)(e)(t)	1,390,950	1,366,608
Covanta Holding Corp.:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.8311% 11/30/28 (d)(e)(t)	1,310,253	1,304,527
CME Term SOFR 1 Month Index + 3.000% 8.3125% 11/30/28 (d)(e)(t)	618,605	618,091
Tranche C 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.8311% 11/30/28 (d)(e)(t)	99,389	98,954
CME Term SOFR 1 Month Index + 3.000% 8.3125% 11/30/28 (d)(e)(t)	46,395	46,357
Eagle 4 Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.7535% 7/12/28 (d)(e)(t)	671,072	667,159
Ensemble RCM LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2191% 8/1/26 (d)(e)(t)	2,902,955	2,904,523
Filtration Group Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6955% 10/19/28 (d)(e)(t)	2,025,061	2,029,698
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9455% 10/21/28 (d)(e)(t)	1,982,374	1,970,817
Harland Clarke Holdings Corp. 1LN, term loan CME Term SOFR 1 Month Index + 7.750% 13.2535% 6/16/26 (d)(e)(t)	1,088,838	988,120
Indy U.S. Bidco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0811% 3/5/28 (d)(e)(t)	1,124,226	1,073,636
KNS Acquisitions, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.6955% 4/21/27 (d)(e)(t)	2,187,726	1,848,629
Madison IAQ LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 8.3023% 6/21/28 (d)(e)(t)	4,429,341	4,401,658
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.000% 9.3138% 2/15/29 (d)(e)(t)	4,287,909	4,187,873
CME Term SOFR 1 Month Index + 4.000% 9.4455% 1/23/27 (d)(e)(t)	2,134,000	2,112,660
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 8.750% 14.1955% 1/31/28 (d)(e)(t)	1,180,000	1,059,050
Neptune BidCo U.S., Inc.:
term loan CME Term SOFR 1 Month Index + 4.750% 10.1485% 10/11/28 (d)(e)(t)	2,084,775	1,875,005
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.3985% 4/11/29 (d)(e)(t)	13,506,150	12,284,924
Omnia Partners LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6012% 7/25/30 (d)(e)(t)	2,459,003	2,463,626
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7/19/30 (e)(t)(v)	230,997	231,432
Optiv Security, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.3384% 8/14/26 (d)(e)(t)	1,475,000	1,416,000
Pilot Travel Centers LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4311% 8/4/28 (d)(e)(t)	4,003,109	3,988,818
PowerTeam Services LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8419% 3/6/25 (d)(e)(t)	2,727,357	2,533,033
RLG Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6955% 7/8/28 (d)(e)(t)	1,009,625	971,764
Sabert Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9455% 12/10/26 (d)(e)(t)	3,384,261	3,384,261
SuperMoose Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.1419% 8/29/25 (d)(e)(t)	831,805	783,677
The Brickman Group, Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6191% 4/22/29 (d)(e)(t)	875,821	871,810
The GEO Group, Inc. Tranche 1B 1LN, term loan CME Term SOFR 1 Month Index + 7.120% 12.4561% 3/23/27 (d)(e)(t)	634,609	644,229
WMB Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6811% 11/3/29 (d)(e)(t)	1,083,925	1,084,153
		101,175,709
Construction & Engineering - 0.1%
Breakwater Energy Partners LLC Tranche B 1LN, term loan 11.25% 9/1/26 (d)(h)(t)	3,174,646	3,067,661
Fluidra Finco SL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.3561% 1/27/29 (d)(e)(t)	1,741,162	1,730,819
JMC Steel Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 2.000% 7.4264% 1/24/27 (d)(e)(t)	1,077,469	1,069,388
Pike Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.4455% 1/21/28 (d)(e)(t)	1,198,630	1,198,007
CME Term SOFR 1 Month Index + 3.500% 8.8311% 1/21/28 (d)(e)(t)	1,042,125	1,043,428
Rockwood Service Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4455% 1/23/27 (d)(e)(t)	1,920,729	1,923,937
SRS Distribution, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 8.9455% 6/4/28 (d)(e)(t)	3,800,012	3,745,405
CME Term SOFR 3 Month Index + 3.500% 8.9311% 6/2/28 (d)(e)(t)	987,469	973,891
Traverse Midstream Partners Ll Tranche B, term loan CME TERM SOFR 6 MONTH INDEX + 4.250% 9.2156% 2/16/28 (d)(e)(t)	778,814	777,451
USIC Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.9455% 5/14/28 (d)(e)(t)	1,321,463	1,287,012
		16,816,999
Electrical Equipment - 0.1%
Alliance Laundry Systems LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9013% 10/8/27 (d)(e)(t)	2,017,798	2,019,352
Array Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.6823% 10/14/27 (d)(e)(t)	3,855,780	3,838,120
Vertiv Group Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1823% 3/2/27 (d)(e)(t)	5,036,049	5,031,164
		10,888,636
Ground Transportation - 0.0%
Avis Budget Group, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9311% 3/16/29 (d)(e)(t)	804,813	803,557
Genesee & Wyoming, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.3419% 12/30/26 (d)(e)(t)	2,929,859	2,929,331
Uber Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.0183% 3/3/30 (d)(e)(t)	5,128,981	5,134,520
		8,867,408
Machinery - 0.0%
Ali Group North America Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4455% 7/22/29 (d)(e)(t)	1,303,222	1,303,340
Chart Industries, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.164% 3/17/30 (d)(e)(t)	3,290,275	3,286,162
CPM Holdings, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 8.250% 13.6826% 11/15/26 (d)(e)(t)	127,677	127,144
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9326% 11/15/25 (d)(e)(t)	865,166	865,166
TNT Crane & Rigging LLC 2LN, term loan 3 month U.S. LIBOR + 8.750% 14.2583% 4/16/25 (d)(e)(h)(t)	462,697	434,380
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 6 month U.S. LIBOR + 3.500% 9.3811% 7/31/27 (d)(e)(t)	1,441,388	1,438,591
		7,454,783
Passenger Airlines - 0.1%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.3378% 4/20/28 (d)(e)(t)	5,168,000	5,362,627
Air Canada Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 9.1284% 8/11/28 (d)(e)(t)	1,390,950	1,390,700
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 10.7637% 7/2/27 (d)(e)(t)	3,736,706	3,892,527
SkyMiles IP Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0761% 10/20/27 (d)(e)(t)	2,567,000	2,669,372
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.2919% 4/21/28 (d)(e)(t)	3,878,381	3,883,229
		17,198,455
Professional Services - 0.2%
AlixPartners LLP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1955% 2/4/28 (d)(e)(t)	3,167,401	3,162,555
Cast & Crew Payroll LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 8.9455% 2/7/26 (d)(e)(t)	3,787,155	3,703,534
CME Term SOFR 1 Month Index + 3.750% 9.0811% 12/30/28 (d)(e)(t)	2,930,388	2,859,209
Ceridian HCM Holding, Inc. Tranche B, term loan CME Term SOFR 1 Month Index + 2.500% 7.9455% 4/30/25 (d)(e)(t)	2,264,179	2,260,874
CHG Healthcare Services, Inc. 1LN, term loan:
1 month U.S. LIBOR + 3.250% 8.6955% 9/30/28 (d)(e)(t)	730,654	725,635
CME Term SOFR 1 Month Index + 3.750% 9/30/28 (e)(t)(u)	500,000	499,375
CoreLogic, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.9455% 6/2/28 (d)(e)(t)	9,659,532	8,986,842
EAB Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.872% 8/16/28 (d)(e)(t)	625,475	618,570
EmployBridge LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 10.2584% 7/19/28 (d)(e)(t)	2,671,659	2,224,156
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0811% 4/29/29 (d)(e)(t)	1,111,600	1,053,241
Sedgwick Claims Management Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0811% 2/24/28 (d)(e)(t)	1,112,788	1,113,778
Sitel Worldwide Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.1955% 8/27/28 (d)(e)(t)	1,484,887	1,465,583
Verscend Holding Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4455% 8/27/25 (d)(e)(t)	5,671,811	5,664,721
		34,338,073
Transportation Infrastructure - 0.0%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 10.1624% 4/6/28 (d)(e)(t)	2,162,044	2,130,522
ASP LS Acquisition Corp.:
2LN, term loan 6 month U.S. LIBOR + 7.500% 13.1307% 5/7/29 (d)(e)(t)	295,000	229,363
Tranche B 1LN, term loan 6 month U.S. LIBOR + 4.500% 10.1307% 5/7/28 (d)(e)(t)	2,110,505	1,830,863
Wwex Unified Topco Holdings LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5035% 7/26/28 (d)(e)(t)	2,561,099	2,480,527
		6,671,275
TOTAL INDUSTRIALS		258,791,869
INFORMATION TECHNOLOGY - 1.2%
Communications Equipment - 0.1%
Anastasia Parent LLC Tranche B, term loan CME Term SOFR 3 Month Index + 3.750% 9.2535% 8/10/25 (d)(e)(t)	4,545,303	3,391,932
Ciena Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.814% 1/18/30 (d)(e)(t)	666,650	666,650
CommScope, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6955% 4/4/26 (d)(e)(t)	5,840,161	5,355,428
Eos U.S. Finco LLC 1LN, term loan CME Term SOFR 3 Month Index + 6.000% 11.2684% 10/6/29 (d)(e)(t)	2,671,188	2,615,547
Radiate Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.6955% 9/25/26 (d)(e)(t)	5,235,487	4,275,979
		16,305,536
Electronic Equipment, Instruments & Components - 0.1%
Coherent Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1955% 7/1/29 (d)(e)(t)	4,051,601	4,037,420
DG Investment Intermediate Holdings, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 6.750% 12.1955% 3/31/29 (d)(e)(t)	315,000	277,358
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.1955% 3/31/28 (d)(e)(t)	1,357,345	1,330,931
CME Term SOFR 1 Month Index + 4.750% 10.0811% 3/31/28 (d)(e)(t)	595,000	589,794
Go Daddy Operating Co. LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4455% 8/10/27 (d)(e)(t)	1,818,750	1,817,841
TTM Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0681% 5/30/30 (d)(e)(t)	2,058,746	2,058,746
		10,112,090
IT Services - 0.2%
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3919% 2/16/28 (d)(e)(t)	1,312,500	1,301,633
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.2535% 9/7/28 (d)(e)(t)	768,300	767,340
Arches Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6811% 12/4/27 (d)(e)(t)	1,257,097	1,220,754
Camelot Finance SA:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4455% 10/31/26 (d)(e)(t)	3,091,641	3,090,280
Tranche B, term loan CME Term SOFR 1 Month Index + 3.000% 8.4455% 10/31/26 (d)(e)(t)	1,833,459	1,833,001
Constant Contact, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.5611% 2/10/28 (d)(e)(t)	1,464,575	1,403,795
GoDaddy, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.8311% 11/9/29 (d)(e)(t)	1,868,812	1,871,148
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 14.3419% 6/30/28 (d)(e)(t)	1,647,304	941,714
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.5919% 8/19/28 (d)(e)(t)	1,990,506	1,986,824
Ion Trading Finance Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.0919% 3/26/28 (d)(e)(t)	4,962,520	4,854,982
Park Place Technologies LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4311% 11/10/27 (d)(e)(t)	3,751,335	3,658,490
Peraton Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1811% 2/1/28 (d)(e)(t)	12,644,190	12,507,886
Tempo Acquisition LLC 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Index + 3.000% 8.3311% 8/31/28 (d)(e)(t)	2,939,452	2,943,126
VFH Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4202% 1/13/29 (d)(e)(t)	5,341,050	5,298,322
		43,679,295
Semiconductors & Semiconductor Equipment - 0.0%
Entegris, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0176% 7/6/29 (d)(e)(t)	4,562,477	4,568,180
MKS Instruments, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1788% 8/17/29 (d)(e)(t)	3,766,538	3,761,038
		8,329,218
Software - 0.8%
A&V Holdings Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.370% 10.2611% 3/10/27 (d)(e)(t)	1,578,004	1,546,444
Applied Systems, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.7419% 9/19/26 (d)(e)(t)	2,847,863	2,857,147
AppLovin Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.4311% 10/25/28 (d)(e)(t)	513,742	512,458
CME Term SOFR 1 Month Index + 3.100% 8.412% 8/14/30 (d)(e)(t)	3,627,408	3,614,712
Aptean, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6811% 4/23/26 (d)(e)(t)	2,614,762	2,588,615
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.1811% 12/10/29 (d)(e)(t)	1,380,380	1,177,354
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9311% 12/10/28 (d)(e)(t)	9,357,303	8,986,380
Byju's Alpha, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.000% 15.4885% 11/24/26 (d)(e)(t)	2,167,888	1,105,623
Central Parent, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.4919% 7/6/29 (d)(e)(t)	3,511,303	3,512,145
Cloud Software Group, Inc.:
Tranche A 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9/30/28 (e)(t)(u)	745,000	716,399
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.8419% 3/30/29 (d)(e)(t)	4,950,125	4,760,783
ConnectWise LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.9455% 9/30/28 (d)(e)(t)	3,344,175	3,281,471
DCert Buyer, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3311% 10/16/26 (d)(e)(t)	6,791,634	6,761,819
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 12.3311% 2/19/29 (d)(e)(t)	1,330,000	1,239,121
Epicor Software Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6955% 7/31/27 (d)(e)(t)	3,803,263	3,795,656
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 12.981% 6/13/25 (d)(e)(t)	4,567,000	4,560,332
Tranche B 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 3.500% 9.231% 6/13/24 (d)(e)(t)	10,582,944	10,568,657
Flexera Software LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.1955% 3/3/28 (d)(e)(t)	1,778,841	1,757,726
Gen Digital, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4311% 9/12/29 (d)(e)(t)	6,061,582	6,049,458
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.4455% 12/1/27 (d)(e)(t)	2,656,509	2,654,862
Helios Software Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6599% 7/14/30 (d)(e)(t)	580,000	574,020
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1681% 3/1/29 (d)(e)(t)	5,431,726	5,323,091
MH Sub I LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5811% 5/3/28 (d)(e)(t)	11,299,288	10,849,802
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.5811% 2/23/29 (d)(e)(t)	1,660,000	1,441,295
NAVEX TopCo, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4311% 9/4/26 (d)(e)(t)	100,000	98,125
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6811% 9/5/25 (d)(e)(t)	713,929	711,887
Open Text Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1811% 1/31/30 (d)(e)(t)	6,054,575	6,057,966
Polaris Newco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9.5379% 6/2/28 (d)(e)(t)	10,902,706	10,568,865
Project Boost Purchaser LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9455% 5/30/26 (d)(e)(t)	1,704,114	1,701,131
Proofpoint, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 8.6955% 8/31/28 (d)(e)(t)	4,437,425	4,389,590
Rackspace Technology Global, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1769% 2/15/28 (d)(e)(t)	6,442,588	2,858,898
RealPage, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4455% 4/22/28 (d)(e)(t)	3,991,443	3,942,907
Red Planet Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1811% 9/30/28 (d)(e)(t)	1,484,916	1,398,910
Renaissance Holdings Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 9.9919% 4/7/30 (d)(e)(t)	4,325,000	4,327,033
Roper Industrial Products Investment Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7419% 11/22/29 (d)(e)(t)	1,027,425	1,028,144
Sophia LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 9.0379% 10/7/27 (d)(e)(t)	6,907,303	6,891,485
Sovos Compliance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 9.9455% 8/11/28 (d)(e)(t)	1,497,964	1,456,305
SS&C Technologies, Inc.:
Tranche B 3LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1955% 4/16/25 (d)(e)(t)	1,032,438	1,032,334
Tranche B 4LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1955% 4/16/25 (d)(e)(t)	974,843	974,745
Tranche B 5LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1955% 4/16/25 (d)(e)(t)	3,553,204	3,551,712
STG-Fairway Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1955% 1/31/27 (d)(e)(t)	665,216	662,515
UKG, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.2191% 5/4/26 (d)(e)(t)	5,824,558	5,822,112
Ultimate Software Group, Inc.:
1LN, term loan:
1 month U.S. LIBOR + 3.250% 8.6184% 5/3/26 (d)(e)(t)	9,277,716	9,267,047
CME Term SOFR 1 Month Index + 4.500% 10.0225% 5/4/26 (d)(e)(t)	1,340,000	1,342,787
2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.6184% 5/3/27 (d)(e)(t)	3,393,000	3,369,385
Veritas U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 10.4455% 9/1/25 (d)(e)(t)	3,016,373	2,536,679
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.6811% 2/28/27 (d)(e)(t)	3,187,518	3,147,674
		167,373,606
TOTAL INFORMATION TECHNOLOGY		245,799,745
MATERIALS - 0.5%
Chemicals - 0.3%
ARC Falcon I, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1811% 9/30/28 (d)(e)(t)	3,890,814	3,799,030
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4311% 9/22/29 (d)(e)(h)(t)	345,000	308,775
Aruba Investment Holdings LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0811% 11/24/27 (d)(e)(t)	1,074,600	1,036,989
2LN, term loan 1 month U.S. LIBOR + 7.750% 13.1811% 11/24/28 (d)(e)(t)	485,000	440,540
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.4311% 11/24/27 (d)(e)(t)	4,026,072	3,902,794
Avient Corp. Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8718% 8/29/29 (d)(e)(t)	573,589	574,306
Bakelite U.S. Holding Ltd. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.3919% 5/27/29 (d)(e)(t)	881,100	871,743
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 9.0379% 5/7/25 (d)(e)(h)(t)	1,323,000	1,289,925
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 8.0379% 5/7/25 (d)(e)(t)	1,815,949	1,785,078
Cyanco Intermediate 2 Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0811% 7/7/28 (d)(e)(t)	700,000	701,316
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.6169% 10/4/29 (d)(e)(t)	6,765,125	6,481,869
Groupe Solmax, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 10.2267% 5/27/28 (d)(e)(t)	1,411,990	1,301,855
Herens U.S. Holdco Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.920% 9.2669% 7/3/28 (d)(e)(t)	1,640,910	1,435,206
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.0332% 3/15/29 (d)(e)(t)	4,877,907	4,639,329
Hexion, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.430% 12.8577% 3/15/30 (d)(e)(t)	675,000	545,488
INEOS U.S. Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9311% 2/10/30 (d)(e)(t)	875,000	868,219
INEOS U.S. Petrochem LLC:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1811% 3/1/30 (d)(e)(t)	905,000	899,344
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1955% 1/20/26 (d)(e)(t)	2,731,434	2,710,948
Koppers, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.415% 4/10/30 (d)(e)(t)	2,139,638	2,144,987
Luxembourg Investment Co. 428 SARL Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.3919% 1/3/29 (d)(e)(t)	734,593	533,042
Manchester Acquisition Sub LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.1767% 12/1/26 (d)(e)(t)	1,583,394	1,456,722
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 5.000% 10.2684% 11/9/28 (d)(e)(t)	2,965,000	2,963,755
CME Term SOFR 3 Month Index + 3.750% 9.2535% 11/9/28 (d)(e)(t)	5,001,832	4,923,703
Starfruit U.S. Holdco LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.000% 9.3181% 4/3/28 (d)(e)(t)	3,360,526	3,343,723
CME Term SOFR 1 Month Index + 4.000% 9.3467% 4/3/28 (d)(e)(t)	1,150,000	1,145,205
The Chemours Co. LLC Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8311% 8/10/28 (d)(e)(t)	4,380,282	4,309,103
U.S. Coatings Acquisition, Inc. term loan CME Term SOFR 1 Month Index + 2.500% 7.812% 12/20/29 (d)(e)(t)	654,975	655,997
W.R. Grace Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.3125% 9/22/28 (d)(e)(t)	1,545,388	1,541,850
		56,610,841
Construction Materials - 0.0%
Janus International Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.668% 8/3/30 (d)(e)(t)	535,000	534,331
Smyrna Ready Mix LLC Tranche B 1lN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6811% 4/1/29 (d)(e)(t)	2,215,933	2,221,473
VM Consolidated, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6955% 3/27/28 (d)(e)(t)	1,693,018	1,690,902
White Capital Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.0811% 10/19/27 (d)(e)(t)	4,085,931	4,079,108
		8,525,814
Containers & Packaging - 0.2%
AOT Packaging Products AcquisitionCo LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6955% 3/3/28 (d)(e)(t)	3,212,625	3,128,293
Berlin Packaging, LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 9.1878% 3/11/28 (d)(e)(t)	5,163,593	5,108,756
Berry Global, Inc. Tranche Z 1LN, term loan 1 month U.S. LIBOR + 1.750% 7.2925% 7/1/26 (d)(e)(t)	3,184,646	3,183,276
Canister International Group, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1811% 12/21/26 (d)(e)(t)	2,007,563	2,007,563
Charter NEX U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1955% 12/1/27 (d)(e)(t)	2,361,950	2,343,857
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.6061% 4/13/29 (d)(e)(t)	9,983,535	9,908,658
Graham Packaging Co., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4455% 8/4/27 (d)(e)(t)	3,480,148	3,470,160
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 4.750% 10.476% 2/9/26 (d)(e)(t)	2,252,539	2,104,727
Pregis TopCo Corp. 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.1955% 8/1/26 (d)(e)(t)	736,875	733,802
CME Term SOFR 1 Month Index + 4.000% 9.0811% 7/31/26 (d)(e)(t)	723,750	722,997
Reynolds Consumer Products LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1811% 1/30/27 (d)(e)(t)	3,062,109	3,058,986
Reynolds Group Holdings, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.6955% 2/5/26 (d)(e)(t)	636,469	636,195
CME Term SOFR 1 Month Index + 3.250% 8.6955% 9/24/28 (d)(e)(t)	1,522,875	1,521,855
		37,929,125
Metals & Mining - 0.0%
Arsenal AIC Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8792% 7/27/30 (d)(e)(t)	2,035,000	2,036,018
U.S. Silica Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1811% 3/23/30 (d)(e)(t)	1,442,209	1,442,209
		3,478,227
Paper & Forest Products - 0.0%
Ahlstrom-Munksjo OYJ 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.2879% 2/4/28 (d)(e)(t)	1,741,261	1,675,964
TOTAL MATERIALS		108,219,971
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 8.1955% 8/21/25 (d)(e)(t)	226,501	225,935
CME Term SOFR 1 Month Index + 3.250% 8.6811% 1/31/30 (d)(e)(t)	2,316,383	2,281,638
CME Term SOFR 1 Month Index + 4.000% 9.3311% 1/31/30 (d)(e)(t)	940,000	935,300
Greystar Real Estate Partners 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.064% 8/7/30 (d)(e)(t)	1,200,000	1,197,000
		4,639,873
UTILITIES - 0.2%
Electric Utilities - 0.2%
Brookfield WEC Holdings, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0811% 8/1/25 (d)(e)(t)	913,100	913,675
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1955% 8/1/25 (d)(e)(t)	7,708,908	7,696,805
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 8.1841% 12/15/27 (d)(e)(t)	882,996	876,744
Generation Bridge Northeast LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5643% 8/7/29 (d)(e)(t)	1,430,000	1,426,425
PG&E Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4455% 6/23/25 (d)(e)(t)	14,205,215	14,177,656
Vistra Operations Co. LLC Tranche B 3LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1955% 12/31/25 (d)(e)(t)	3,960,572	3,955,700
		29,047,005
Independent Power and Renewable Electricity Producers - 0.0%
Esdec Solar Group BV Tranche B 1LN, term loan 6 month U.S. LIBOR + 4.750% 9.9596% 8/27/28 (d)(e)(t)	1,794,854	1,794,854
Natgasoline LLC Tranche B, term loan CME Term SOFR 1 Month Index + 3.500% 8.9455% 11/14/25 (d)(e)(t)	928,451	923,809
Win Waste Innovations Holdings Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0811% 3/25/28 (d)(e)(t)	2,227,386	1,914,928
		4,633,591
Multi-Utilities - 0.0%
Osmose Utilities Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6955% 6/23/28 (d)(e)(t)	108,892	107,921
TOTAL UTILITIES		33,788,517
TOTAL BANK LOAN OBLIGATIONS (Cost $1,458,772,644)		1,433,886,639

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Discover Bank 5.974% 8/9/28 (d)	5,039,000	4,649,430
KeyBank NA 6.95% 2/1/28	718,000	707,995
Regions Bank 6.45% 6/26/37	8,935,000	8,782,288
TOTAL BANK NOTES (Cost $15,904,139)		14,139,713

Preferred Securities - 0.5%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
CAS Capital No 1 Ltd. 4% (Reg. S) (d)(i)		1,000,000	816,043
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen International Finance NV:
3.375% (Reg. S) (d)(i)	EUR	2,500,000	2,652,951
3.748% (Reg. S) (d)(i)	EUR	800,000	772,940
3.875% (Reg. S) (d)(i)	EUR	9,400,000	8,567,822
			11,993,713
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Cosan Overseas Ltd. 8.25% (i)		1,486,000	1,489,348
Tobacco - 0.0%
British American Tobacco PLC 3% (Reg. S) (d)(i)	EUR	8,710,000	8,102,443
TOTAL CONSUMER STAPLES			9,591,791
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Energy Transfer LP 3 month U.S. LIBOR + 4.020% 9.6542% (d)(e)(i)		11,085,000	10,248,736
EnLink Midstream Partners LP 3 month U.S. LIBOR + 4.110% 9.6184% (d)(e)(i)		435,000	395,110
Plains All American Pipeline LP CME Term SOFR 3 Month Index + 4.110% 9.7362% (d)(e)(i)		2,425,000	2,236,074
			12,879,920
FINANCIALS - 0.2%
Banks - 0.2%
AIB Group PLC 6.25% (Reg. S) (d)(i)	EUR	1,780,000	1,860,292
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (d)(i)	EUR	1,800,000	1,973,929
Banco Do Brasil SA 6.25% (b)(d)(i)		805,000	779,187
Banco Mercantil del Norte SA:
6.75% (b)(d)(i)		1,145,000	1,134,095
7.625% (b)(d)(i)		737,000	695,979
Bank of America Corp.:
5.875% (d)(i)		2,585,000	2,455,853
6.25% (d)(i)		1,925,000	1,973,889
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.2091% (d)(e)(i)		1,347,000	1,214,504
4.9% (d)(i)		905,000	845,385
Barclays PLC:
5.875% (Reg. S) (d)(i)	GBP	1,000,000	1,186,111
7.125% (d)(i)	GBP	250,000	296,186
8.875% (d)(i)	GBP	1,000,000	1,191,065
BBVA Bancomer SA Texas Branch:
5.125% 1/18/33 (b)(d)		485,000	421,963
5.35% 11/12/29 (b)(d)		265,000	260,056
8.45% 6/29/38 (b)(d)		555,000	563,490
BNP Paribas SA 6.625% (Reg. S) (d)(i)		2,230,000	2,265,540
Emirates NBD Bank PJSC 6.125% (Reg. S) (d)(i)		980,000	999,073
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (d)(i)		200,000	201,026
JPMorgan Chase & Co.:
4.6% (d)(i)		1,865,000	1,756,970
6.1% (d)(i)		2,580,000	2,632,884
8.9335% (d)(e)(i)		785,000	791,117
Lloyds Banking Group PLC 5.125% (d)(i)	GBP	220,000	256,848
NBK Tier 1 Financing 2 Ltd. 4.5% (b)(d)(i)		850,000	790,917
NBK Tier 1 Ltd. 3.625% (b)(d)(i)		340,000	295,279
Societe Generale 7.875% (Reg. S) (d)(i)		900,000	910,594
Tinkoff Credit Systems 6% (b)(c)(d)(h)(i)		390,000	19,500
Wells Fargo & Co. 5.9% (d)(i)		1,420,000	1,423,158
			29,194,890
Capital Markets - 0.0%
Charles Schwab Corp. 4% (d)(i)		1,655,000	1,266,141
Credit Suisse Group AG 7.5% (Reg. S) (c)(d)(i)		7,755,000	387,750
UBS Group AG 7% (Reg. S) (d)(i)		644,000	650,002
			2,303,893
Consumer Finance - 0.0%
Ally Financial, Inc.:
4.7% (d)(i)		2,140,000	1,507,897
4.7% (d)(i)		2,110,000	1,362,779
			2,870,676
Insurance - 0.0%
QBE Insurance Group Ltd. 5.25% (Reg. S) (d)(i)		4,059,000	3,817,846
TOTAL FINANCIALS			38,187,305
INDUSTRIALS - 0.0%
Ground Transportation - 0.0%
Mobico Group PLC 4.25% (Reg. S) (d)(i)	GBP	900,000	1,014,221
Marine Transportation - 0.0%
DP World Salaam 6% (Reg. S) (d)(i)		1,325,000	1,327,162
Trading Companies & Distributors - 0.0%
AerCap Holdings NV 5.875% 10/10/79 (d)		5,259,000	5,199,154
Air Lease Corp. 4.125% (d)(i)		983,000	717,287
Aircastle Ltd. 5.25% (b)(d)(i)		1,570,000	1,254,827
			7,171,268
TOTAL INDUSTRIALS			9,512,651
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Network i2i Ltd.:
3.975% (b)(d)(i)		350,000	323,651
5.65% (b)(d)(i)		1,015,000	1,005,811
			1,329,462
MATERIALS - 0.0%
Construction Materials - 0.0%
CEMEX S.A.B. de CV:
5.125% (b)(d)(i)		2,015,000	1,917,323
9.125% (b)(d)(i)		485,000	514,159
			2,431,482
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Aroundtown SA 3.375% (Reg. S) (d)(i)	EUR	6,000,000	2,835,367
AT Securities BV USD SWAP SEMI 30/360 5Y INDX + 3.540% 7.747% (Reg. S) (d)(e)(i)		5,250,000	2,363,235
Citycon Oyj 4.496% (Reg. S) (d)(i)	EUR	1,555,000	1,170,679
CPI Property Group SA 3.75% (Reg. S) (d)(i)	EUR	3,955,000	1,214,656
Grand City Properties SA 1.5% (Reg. S) (d)(i)	EUR	6,000,000	2,817,090
Heimstaden Bostad AB:
3.248% (Reg. S) (d)(i)	EUR	5,790,000	3,566,718
3.625% (Reg. S) (d)(i)	EUR	1,410,000	724,350
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (d)(i)	EUR	2,605,000	289,824
			14,981,919
UTILITIES - 0.0%
Electric Utilities - 0.0%
Electricite de France SA:
5.625% (b)(d)(i)		60,000	59,443
5.625% (Reg. S) (d)(i)		2,370,000	2,354,500
SSE PLC 3.74% (Reg. S) (d)(i)	GBP	1,920,000	2,239,568
			4,653,511
Multi-Utilities - 0.0%
ELM BV for Firmenich International SA 3.75% (Reg. S) (d)(i)	EUR	705,000	760,510
Veolia Environnement SA 2% (Reg. S) (d)(i)	EUR	1,600,000	1,480,527
			2,241,037
TOTAL UTILITIES			6,894,548
TOTAL PREFERRED SECURITIES (Cost $146,434,725)			108,618,834

Money Market Funds - 3.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (w)	500,015,352	500,115,355
Fidelity Securities Lending Cash Central Fund 5.44% (w)(x)	120,666,605	120,678,671
TOTAL MONEY MARKET FUNDS (Cost $620,791,829)		620,794,026

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (a)	Value ($)
Put Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.07% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring April 2033	4/21/28	13,100,000	627,200
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.2575% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring June 2033	6/08/28	19,500,000	864,371
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.305% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2033	5/22/28	22,500,000	979,530

TOTAL PUT OPTIONS			2,471,101
Call Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.07% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring April 2033	4/21/28	13,100,000	432,974
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.2575% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring June 2033	6/08/28	19,500,000	711,297
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.305% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2033	5/22/28	22,500,000	844,907

TOTAL CALL OPTIONS			1,989,178
TOTAL PURCHASED SWAPTIONS (Cost $4,463,196)			4,460,279

TOTAL INVESTMENT IN SECURITIES - 108.2% (Cost $23,961,571,347)	22,030,162,625
NET OTHER ASSETS (LIABILITIES) - (8.2)%	(1,678,896,635)
NET ASSETS - 100.0%	20,351,265,990

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/53	(6,250,000)	(5,156,250)
2% 9/1/53	(78,200,000)	(64,515,031)
2.5% 9/1/53	(16,400,000)	(13,959,247)
3% 9/1/53	(49,800,000)	(43,788,826)
3.5% 9/1/53	(9,100,000)	(8,262,386)

TOTAL GINNIE MAE		(135,681,740)

Uniform Mortgage Backed Securities
1.5% 9/1/53	(6,200,000)	(4,673,992)
2% 9/1/53	(10,800,000)	(8,597,497)
2% 9/1/53	(3,100,000)	(2,467,800)
2% 9/1/53	(99,700,000)	(79,367,631)
2% 9/1/53	(39,900,000)	(31,762,974)
2% 9/1/53	(39,900,000)	(31,762,974)
2% 9/1/53	(63,300,000)	(50,390,883)
2% 9/1/53	(59,850,000)	(47,644,460)
2.5% 9/1/53	(12,650,000)	(10,484,182)
2.5% 9/1/53	(4,000,000)	(3,315,156)
2.5% 9/1/53	(2,400,000)	(1,989,094)
2.5% 9/1/53	(4,500,000)	(3,729,551)
2.5% 9/1/53	(7,100,000)	(5,884,403)
2.5% 9/1/53	(3,500,000)	(2,900,762)
3% 9/1/53	(1,600,000)	(1,378,437)
3% 9/1/53	(2,400,000)	(2,067,656)
3.5% 9/1/53	(7,500,000)	(6,701,660)
4.5% 9/1/53	(25,000)	(23,707)
5% 9/1/53	(3,700,000)	(3,587,699)
5% 9/1/53	(24,725,000)	(23,974,557)
5.5% 9/1/53	(4,300,000)	(4,247,594)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(326,952,669)

TOTAL TBA SALE COMMITMENTS (Proceeds $457,747,411)		(462,634,409)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
Eurex Euro-Bund Contracts (Germany)	59	Dec 2023	8,485,223	72,355	72,355
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	63	Dec 2023	9,137,687	139,592	139,592
Eurex Euro-Schatz Contracts (Germany)	65	Dec 2023	7,434,520	19,372	19,372
TME 10 Year Canadian Note Contracts (Canada)	183	Dec 2023	16,158,770	144,569	144,569

TOTAL BOND INDEX CONTRACTS					375,888

Treasury Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	44	Sep 2023	3,312,049	(16,292)	(16,292)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	276	Dec 2023	56,250,094	163,333	163,333
CBOT 5-Year U.S. Treasury Note Contracts (United States)	7,450	Dec 2023	796,567,969	709,206	709,206
CBOT Long Term U.S. Treasury Bond Contracts (United States)	189	Dec 2023	22,998,938	316,132	316,132

TOTAL TREASURY CONTRACTS					1,172,379

TOTAL PURCHASED					1,548,267

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	120	Dec 2023	14,528,169	(290,562)	(290,562)

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2,004	Dec 2023	222,506,625	(2,201,043)	(2,201,043)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	1,926	Dec 2023	205,931,531	(1,427,504)	(1,427,504)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	71	Dec 2023	8,639,813	(123,299)	(123,299)

TOTAL TREASURY CONTRACTS					(3,751,846)

TOTAL SOLD					(4,042,408)

TOTAL FUTURES CONTRACTS					(2,494,141)
The notional amount of futures purchased as a percentage of Net Assets is 4.5%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $597,434,803.
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

GBP	387,000	USD	492,078	Barclays Bank PLC	9/01/23	(1,827)
USD	1,998,362	EUR	1,830,000	BNP Paribas S.A.	9/01/23	14,001
EUR	1,008,000	USD	1,094,214	Brown Brothers Harriman & Co	9/05/23	(1,189)
AUD	206,000	USD	140,501	Brown Brothers Harriman & Co	9/15/23	(6,974)
CAD	226,000	USD	167,946	BNP Paribas S.A.	9/15/23	(662)
CAD	26,000	USD	19,753	Brown Brothers Harriman & Co	9/15/23	(508)
CAD	295,000	USD	224,235	JPMorgan Chase Bank, N.A.	9/15/23	(5,877)
EUR	1,348,000	USD	1,476,104	BNP Paribas S.A.	9/15/23	(13,697)
EUR	851,000	USD	948,881	BNP Paribas S.A.	9/15/23	(25,655)
EUR	296,000	USD	330,746	BNP Paribas S.A.	9/15/23	(9,624)
EUR	2,384,000	USD	2,605,008	BNP Paribas S.A.	9/15/23	(18,673)
EUR	520,000	USD	569,239	Bank of America, N.A.	9/15/23	(5,105)
EUR	291,000	USD	320,173	Brown Brothers Harriman & Co	9/15/23	(4,475)
EUR	251,000	USD	276,493	Brown Brothers Harriman & Co	9/15/23	(4,190)
EUR	3,375,000	USD	3,711,781	Brown Brothers Harriman & Co	9/15/23	(50,337)
EUR	1,249,000	USD	1,405,381	Brown Brothers Harriman & Co	9/15/23	(50,376)
EUR	1,047,000	USD	1,161,229	Brown Brothers Harriman & Co	9/15/23	(25,367)
EUR	150,000	USD	164,334	Canadian Imperial Bk. of Comm.	9/15/23	(1,603)
EUR	1,886,000	USD	2,080,214	Canadian Imperial Bk. of Comm.	9/15/23	(34,145)
EUR	4,480,000	USD	4,949,862	Canadian Imperial Bk. of Comm.	9/15/23	(89,634)
EUR	622,000	USD	685,070	Canadian Imperial Bk. of Comm.	9/15/23	(10,280)
EUR	200,000	USD	219,348	Goldman Sachs Bank USA	9/15/23	(2,374)
EUR	700,000	USD	772,524	JPMorgan Chase Bank, N.A.	9/15/23	(13,113)
EUR	1,109,000	USD	1,199,697	JPMorgan Chase Bank, N.A.	9/15/23	3,426
EUR	3,499,000	USD	3,815,817	Royal Bank of Canada	9/15/23	(19,849)
EUR	200,000	USD	218,462	State Street Bank and Trust Co	9/15/23	(1,488)
GBP	781,000	USD	997,501	BNP Paribas S.A.	9/15/23	(8,084)
GBP	735,000	USD	936,883	BNP Paribas S.A.	9/15/23	(5,742)
GBP	236,000	USD	300,303	Brown Brothers Harriman & Co	9/15/23	(1,325)
GBP	229,000	USD	288,720	Brown Brothers Harriman & Co	9/15/23	1,391
GBP	321,000	USD	411,853	Brown Brothers Harriman & Co	9/15/23	(5,191)
GBP	264,000	USD	336,712	Royal Bank of Canada	9/15/23	(2,261)
GBP	219,000	USD	276,972	State Street Bank and Trust Co	9/15/23	470
USD	240,601	AUD	349,000	Bank of America, N.A.	9/15/23	14,383
USD	265,478	CAD	355,000	Bank of America, N.A.	9/15/23	2,708
USD	110,766	CAD	146,000	Brown Brothers Harriman & Co	9/15/23	2,697
USD	477,340	CAD	630,000	Royal Bank of Canada	9/15/23	11,017
USD	1,573,405	EUR	1,432,000	BNP Paribas S.A.	9/15/23	19,868
USD	3,079,035	EUR	2,815,000	BNP Paribas S.A.	9/15/23	25,120
USD	191,593	EUR	176,000	BNP Paribas S.A.	9/15/23	655
USD	233,335,480	EUR	212,237,000	Bank of America, N.A.	9/15/23	3,085,430
USD	262,964	EUR	240,000	Brown Brothers Harriman & Co	9/15/23	2,595
USD	462,903	EUR	419,000	Canadian Imperial Bk. of Comm.	9/15/23	8,341
USD	234,749	EUR	213,000	Citibank, N. A.	9/15/23	3,672
USD	320,518	EUR	290,000	JPMorgan Chase Bank, N.A.	9/15/23	5,905
USD	263,840	EUR	241,000	JPMorgan Chase Bank, N.A.	9/15/23	2,386
USD	1,137,968	EUR	1,045,000	State Street Bank and Trust Co	9/15/23	4,277
USD	120,780,818	GBP	94,168,000	BNP Paribas S.A.	9/15/23	1,483,209
USD	783,897	GBP	598,000	BNP Paribas S.A.	9/15/23	26,315
USD	651,159	GBP	506,000	Bank of America, N.A.	9/15/23	10,128
USD	483,215	GBP	380,000	Barclays Bank PLC	9/15/23	1,809
USD	154,239	GBP	121,000	Brown Brothers Harriman & Co	9/15/23	949
USD	333,396	GBP	256,000	Brown Brothers Harriman & Co	9/15/23	9,080
USD	649,178	GBP	505,000	Canadian Imperial Bk. of Comm.	9/15/23	9,414
USD	450,368	GBP	355,000	JPMorgan Chase Bank, N.A.	9/15/23	632

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						4,330,253
Unrealized Appreciation						4,749,878
Unrealized Depreciation						(419,625)

For the period, the average contract value for forward foreign currency contracts was $371,781,894. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.
Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(2)(3)		Value ($)(1)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		20,000	347	(218)	129
CMBX N.A. BBB Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		1,160,000	279,014	(333,808)	(54,794)
CMBX N.A. BBB- Index Series 13		Dec 2072	Goldman Sachs & Co. LLC	(3%)	Monthly		1,760,000	469,578	(473,716)	(4,138)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		1,710,000	411,304	(458,294)	(46,990)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		590,000	141,912	(171,758)	(29,846)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		930,000	223,692	(231,606)	(7,914)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		1,760,000	423,331	(436,673)	(13,342)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		250,000	60,132	(66,967)	(6,835)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		1,480,000	355,983	(435,443)	(79,460)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		5,980,000	1,438,363	(1,785,428)	(347,065)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		550,000	132,291	(137,121)	(4,830)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		550,000	132,291	(134,485)	(2,194)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		850,000	204,450	(262,121)	(57,671)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		1,170,000	281,419	(333,815)	(52,396)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,260,000	303,066	(324,670)	(21,604)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,080,000	259,771	(263,695)	(3,924)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,080,000	259,771	(272,015)	(12,244)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		550,000	132,291	(139,210)	(6,919)
Intesa Sanpaolo SpA		Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	4,770,000	(19,765)	6,635	(13,130)

TOTAL BUY PROTECTION								5,489,241	(6,254,408)	(765,167)
Sell Protection
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly		20,000	(347)	473	126
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Citigroup Global Markets Ltd.	0.5%	Monthly		5,420,000	(149,979)	150,466	487
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly		10,420,000	(288,336)	283,450	(4,886)
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly		5,420,000	(149,979)	147,437	(2,542)

TOTAL SELL PROTECTION								(588,641)	581,826	(6,815)
TOTAL CREDIT DEFAULT SWAPS								4,900,600	(5,672,582)	(771,982)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(3)Notional amount is stated in U.S. Dollars unless otherwise noted.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)	Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2028	14,167,000	(259,246)	0	(259,246)
3.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2030	7,740,000	(145,054)	0	(145,054)
3.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2033	208,000	(6,323)	0	(6,323)
3.25%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2053	726,000	(44,318)	0	(44,318)
TOTAL INTEREST RATE SWAPS							(454,941)	0	(454,941)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,860,099,415 or 19.0% of net assets.

(c)	Non-income producing - Security is in default.
(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $855,164 or 0.0% of net assets.

(h)	Level 3 security
(i)	Security is perpetual in nature with no stated maturity date.
(j)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $15,561,931.
(k)	Security or a portion of the security is on loan at period end.
(l)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $10,973,944.

(m)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $865,973.
(n)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(o)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(p)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(q)	Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
(r)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(s)	Non-income producing
(t)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(u)	The coupon rate will be determined upon settlement of the loan after period end.
(v)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $1,273,405 and $1,274,027, respectively.

(w)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(x)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Chesapeake Energy Corp.	2/10/21	3,324

Jonah Energy Parent LLC 12% 11/5/25	5/05/23	791,880

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	1,357,368,977	6,733,036,913	7,590,290,535	48,800,196	-	-	500,115,355	1.3%
Fidelity Securities Lending Cash Central Fund 5.44%	534,738,895	6,304,110,378	6,718,170,602	724,159	-	-	120,678,671	0.4%
Total	1,892,107,872	13,037,147,291	14,308,461,137	49,524,355	-	-	620,794,026

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,288,980	-	-	1,288,980
Consumer Discretionary	2,072,305	1,400,010	-	672,295
Energy	19,193,241	13,514,444	-	5,678,797
Financials	4,491,125	2,309,002	-	2,182,123
Health Care	1,978,965	1,978,965	-	-
Industrials	1,998,772	1,654,338	-	344,434
Information Technology	2,028,089	1,524,015	-	504,074
Real Estate	2,041,799	1,768,527	273,272	-

Corporate Bonds	6,454,983,865	-	6,453,464,385	1,519,480

U.S. Government and Government Agency Obligations	6,351,424,761	-	6,351,424,761	-

U.S. Government Agency - Mortgage Securities	4,098,493,190	-	4,098,493,190	-

Asset-Backed Securities	1,246,403,298	-	1,245,695,399	707,899

Collateralized Mortgage Obligations	321,208,509	-	321,208,500	9

Commercial Mortgage Securities	1,039,549,801	-	1,027,339,726	12,210,075

Municipal Securities	51,116,367	-	51,116,367	-

Foreign Government and Government Agency Obligations	243,880,900	-	243,880,900	-

Supranational Obligations	6,109,167	-	6,109,167	-

Bank Loan Obligations	1,433,886,639	-	1,412,624,264	21,262,375

Bank Notes	14,139,713	-	14,139,713	-

Preferred Securities	108,618,834	-	108,599,334	19,500

Money Market Funds	620,794,026	620,794,026	-	-

Purchased Swaptions	4,460,279	-	4,460,279	-
Total Investments in Securities:	22,030,162,625	644,943,327	21,338,829,257	46,390,041
Derivative Instruments:

Assets
Futures Contracts	1,564,559	1,564,559	-	-
Forward Foreign Currency Contracts	4,749,878	-	4,749,878	-
Swaps	5,509,006	-	5,509,006	-
Total Assets	11,823,443	1,564,559	10,258,884	-

Liabilities
Futures Contracts	(4,058,700)	(4,058,700)	-	-
Forward Foreign Currency Contracts	(419,625)	-	(419,625)	-
Swaps	(1,063,347)	-	(1,063,347)	-
Total Liabilities	(5,541,672)	(4,058,700)	(1,482,972)	-
Total Derivative Instruments:	6,281,771	(2,494,141)	8,775,912	-
Other Financial Instruments:

TBA Sale Commitments	(462,634,409)	-	(462,634,409)	-
Total Other Financial Instruments:	(462,634,409)	-	(462,634,409)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (e)	5,509,006	(608,406)
Total Credit Risk	5,509,006	(608,406)
Foreign Exchange Risk
Forward Foreign Currency Contracts (a)	4,749,878	(419,625)
Total Foreign Exchange Risk	4,749,878	(419,625)
Interest Rate Risk
Futures Contracts (b)	1,564,559	(4,058,700)
Purchased Swaptions (c)	4,460,279	0
Swaps (d)	0	(454,941)
Total Interest Rate Risk	6,024,838	(4,513,641)
Total Value of Derivatives	16,283,722	(5,541,672)

(a)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(c)Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.

(d)For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

(e)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $118,053,131) - See accompanying schedule:
Unaffiliated issuers (cost $23,340,779,518)	$21,409,368,599
Fidelity Central Funds (cost $620,791,829)	620,794,026

Total Investment in Securities (cost $23,961,571,347)		$22,030,162,625
Cash		5,374,427
Foreign currency held at value (cost $2,417,250)		2,414,638
Receivable for investments sold		4,087,008
Receivable for TBA sale commitments		457,747,411
Unrealized appreciation on forward foreign currency contracts		4,749,878
Dividends receivable		56,581
Interest receivable		158,962,029
Distributions receivable from Fidelity Central Funds		2,791,355
Receivable for daily variation margin on futures contracts		203,655
Receivable for daily variation margin on centrally cleared OTC swaps		44,230
Bi-lateral OTC swaps, at value		5,509,006
Prepaid expenses		30,724
Other receivables		647
Total assets		22,672,134,214
Liabilities
Payable for investments purchased
Regular delivery	$50,690,045
Delayed delivery	1,675,871,581
TBA sale commitments, at value	462,634,409
Unrealized depreciation on forward foreign currency contracts	419,625
Payable for fund shares redeemed	4,481,238
Bi-lateral OTC swaps, at value	608,406
Accrued management fee	4,979,169
Other payables and accrued expenses	505,080
Collateral on securities loaned	120,678,671
Total Liabilities		2,320,868,224
Net Assets		$20,351,265,990
Net Assets consist of:
Paid in capital		$23,031,712,680
Total accumulated earnings (loss)		(2,680,446,690)
Net Assets		$20,351,265,990
Net Asset Value, offering price and redemption price per share ($20,351,265,990 ÷ 2,304,758,058 shares)		$8.83

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$10,415,206
Interest		856,310,826
Income from Fidelity Central Funds (including $724,159 from security lending)		49,524,355
Total Income		916,250,387
Expenses
Management fee	$58,492,895
Custodian fees and expenses	41,842
Independent trustees' fees and expenses	69,898
Registration fees	389,639
Audit	148,915
Legal	262,475
Miscellaneous	97,891
Total expenses before reductions	59,503,555
Expense reductions	(564,993)
Total expenses after reductions		58,938,562
Net Investment income (loss)		857,311,825
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(546,750,578)
Forward foreign currency contracts	(15,548,672)
Foreign currency transactions	(737,693)
Futures contracts	6,040,856
Swaps	(1,031,020)
Total net realized gain (loss)		(558,027,107)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(192,036,314)
Forward foreign currency contracts	(4,323,580)
Assets and liabilities in foreign currencies	380,354
Futures contracts	(2,219,878)
Swaps	(1,349,315)
TBA Sale commitments	(11,731,820)
Total change in net unrealized appreciation (depreciation)		(211,280,553)
Net gain (loss)		(769,307,660)
Net increase (decrease) in net assets resulting from operations		$88,004,165
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$857,311,825	$494,074,323
Net realized gain (loss)	(558,027,107)	(167,722,715)
Change in net unrealized appreciation (depreciation)	(211,280,553)	(2,503,922,391)
Net increase (decrease) in net assets resulting from operations	88,004,165	(2,177,570,783)
Distributions to shareholders	(846,069,933)	(614,265,594)

Share transactions
Proceeds from sales of shares	1,580,259,248	3,850,235,343
Reinvestment of distributions	846,069,933	614,265,593
Cost of shares redeemed	(620,848,447)	(275,024,770)

Net increase (decrease) in net assets resulting from share transactions	1,805,480,734	4,189,476,166
Total increase (decrease) in net assets	1,047,414,966	1,397,639,789

Net Assets
Beginning of period	19,303,851,024	17,906,211,235
End of period	$20,351,265,990	$19,303,851,024

Other Information
Shares
Sold	176,740,281	391,533,748
Issued in reinvestment of distributions	94,920,580	61,667,263
Redeemed	(69,223,263)	(28,747,194)
Net increase (decrease)	202,437,598	424,453,817

Financial Highlights
Fidelity® SAI Total Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.18	$10.67	$11.01	$10.76	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.389	.265	.283	.328	.317
Net realized and unrealized gain (loss)	(.355)	(1.421)	.011	.414	.734
Total from investment operations	.034	(1.156)	.294	.742	1.051
Distributions from net investment income	(.384)	(.264)	(.263)	(.317)	(.289)
Distributions from net realized gain	-	(.070)	(.371)	(.175)	(.002)
Total distributions	(.384)	(.334)	(.634)	(.492)	(.291)
Net asset value, end of period	$8.83	$9.18	$10.67	$11.01	$10.76
Total Return D,E	.41%	(11.04)%	2.81%	7.16%	10.67%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.30%	.30%	.30%	.31%	.42% H
Expenses net of fee waivers, if any	.30%	.30%	.30%	.31%	.36% H
Expenses net of all reductions	.30%	.30%	.30%	.31%	.36% H
Net investment income (loss)	4.36%	2.68%	2.66%	3.08%	3.63% H
Supplemental Data
Net assets, end of period (000 omitted)	$20,351,266	$19,303,851	$17,906,211	$16,211,735	$14,123,236
Portfolio turnover rate I	204%	132%	180%	214%	209% H,J

AFor the period October 25, 2018 (commencement of operations) through August 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity SAI Total Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swaps, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount, capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$97,902,509
Gross unrealized depreciation	(1,972,117,332)
Net unrealized appreciation (depreciation)	$(1,874,214,823)
Tax Cost	$23,911,695,303

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,219,655
Capital loss carryforward	$(806,555,100)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,875,111,245)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(428,491,649)
Long-term	(378,063,451)
Total capital loss carryforward	$(806,555,100)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$846,069,933	$523,053,242
Long-term Capital Gains	-	91,212,352
Total	$846,069,933	$614,265,594

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity SAI Total Bond Fund
Credit Risk
Purchased Options	(3,814,126)	357,019
Swaps	524,178	(1,236,773)
Total Credit Risk	(3,289,948)	(879,754)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(15,548,672)	(4,323,580)
Total Foreign Exchange Risk	(15,548,672)	(4,323,580)
Interest Rate Risk
Futures Contracts	6,040,856	(2,219,878)
Purchased Options	-	(2,917)
Swaps	(1,555,198)	(112,542)
Total Interest Rate Risk	4,485,658	(2,335,337)
Totals	(14,352,962)	(7,538,671)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates and potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Total Bond Fund	26,743,546,734	26,847,920,180
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Total Bond Fund	$234

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Total Bond Fund	1,378,310	1,142,658	20,576

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity SAI Total Bond Fund	3,865
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Total Bond Fund	$36,139
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Total Bond Fund	$75,765	$-	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $36,929.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $528,064.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Core Income Fund	Strategic Advisers Fidelity Core Income Fund
Fidelity SAI Total Bond Fund	25%	75%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Total Bond Fund	100%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Total Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Total Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2023 and for the period October 25, 2018 (commencement of operations) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the four years in the period ended August 31, 2023 and for the period October 25, 2018 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® SAI Total Bond Fund	.30%
Actual		$ 1,000	$ 1,015.00	$ 1.52
Hypothetical-B		$ 1,000	$ 1,023.69	$ 1.53

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 18.50% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $846,069,933 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9887627.104
STB-ANN-1023
Fidelity Flex® Funds

Fidelity Flex® Conservative Income Bond Fund

Annual Report
August 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity Flex® Conservative Income Bond Fund	4.84%	2.07%	2.10%

A   From May 31, 2018
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Conservative Income Bond Fund, on May 31, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 3-6 Month Treasury Bill Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Julian Potenza, Rob Galusza and David DeBiase:
For the fiscal year ending August 31, 2023, the fund gained 4.84%, outperforming, net of fees, the 4.29% advance of the benchmark Bloomberg U.S. 3-6 Month Treasury Index. For the 12-month period, the fund's strategy of overweighting corporate bond investments versus the all-U.S.-Treasury benchmark aided relative performance. Allocations to financial institutions, especially banking and industrials issuers, were particularly helpful. The portfolio's significant exposure to interest-earning cash also meaningfully contributed. There were no notable relative detractors among the fund's principal investment strategies. At period end, corporates made up about 71% of fund assets, down from roughly 82% a year ago. At the same time, we increased exposure to U.S. Treasuries from about 5% to roughly 12% of assets. The fund's cash position rose from approximately 13% to roughly 16% during the past year. While we strategically held a larger-than-usual amount of cash due to the favorable interest rate environment, technical valuation factors caused the position to build a little above our target weighting late in the period. We plan to reduce the cash allocation over the coming year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Maturity Diversification (% of Fund's Investments)
Days
0 - 30	41.3
31 - 90	6.3
91 - 180	14.4
181 - 397	13.8
> 397	24.2

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets
Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 50.0%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
AT&T, Inc. 0.9% 3/25/24	640,000	622,426
CONSUMER DISCRETIONARY - 3.8%
Automobiles - 3.3%
BMW U.S. Capital LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.530% 5.7468% 4/1/24 (b)(c)(d)	624,000	624,388
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.840% 6.0568% 4/1/25 (b)(c)(d)	1,000,000	1,006,020
0.8% 4/1/24 (b)	630,000	612,315
Daimler Finance North America LLC:
0.75% 3/1/24 (b)	1,000,000	975,603
2.7% 6/14/24 (b)	750,000	732,863
3.65% 2/22/24 (b)	370,000	366,228
4.95% 3/30/25 (b)	1,000,000	994,876
5.5% 11/27/24 (b)	500,000	499,251
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.300% 6.5271% 4/7/25 (c)(d)	775,000	776,159
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.760% 5.9467% 3/8/24 (c)(d)	1,032,000	1,031,890
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 6.5056% 11/17/23 (c)(d)	400,000	400,524
Volkswagen Group of America Finance LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.950% 6.136% 6/7/24 (b)(c)(d)	1,000,000	1,002,609
0.875% 11/22/23 (b)	700,000	692,546
2.85% 9/26/24 (b)	630,000	610,395
4.25% 11/13/23 (b)	1,060,000	1,056,402
		11,382,069
Broadline Retail - 0.3%
Amazon.com, Inc. 0.45% 5/12/24	1,000,000	966,666
Hotels, Restaurants & Leisure - 0.2%
Starbucks Corp. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.420% 5.7275% 2/14/24 (c)(d)	621,000	621,012
TOTAL CONSUMER DISCRETIONARY		12,969,747
CONSUMER STAPLES - 1.5%
Consumer Staples Distribution & Retail - 0.4%
7-Eleven, Inc. 0.8% 2/10/24 (b)	900,000	879,598
Mondelez International Holdings Netherlands BV 0.75% 9/24/24 (b)	650,000	616,680
		1,496,278
Food Products - 0.2%
Mondelez International, Inc. 2.125% 3/17/24	630,000	617,683
Tobacco - 0.9%
BAT Capital Corp. 3.222% 8/15/24	1,000,000	975,195
Philip Morris International, Inc.:
2.875% 5/1/24	800,000	785,220
5.125% 11/15/24	500,000	497,521
Reynolds American, Inc. 4.85% 9/15/23	630,000	629,784
		2,887,720
TOTAL CONSUMER STAPLES		5,001,681
ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Enbridge, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.630% 5.936% 2/16/24 (c)(d)	616,000	616,454
4% 10/1/23	600,000	598,987
Equinor ASA 2.65% 1/15/24	1,000,000	987,522
Phillips 66 Co. 0.9% 2/15/24	500,000	489,027
		2,691,990
FINANCIALS - 36.1%
Banks - 23.5%
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.6068% 6/14/24 (c)(d)	600,000	598,095
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.660% 5.9717% 2/4/25 (c)(d)	1,000,000	999,149
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.730% 6.0297% 10/24/24 (c)(d)	500,000	500,012
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.100% 6.3814% 4/25/25 (c)(d)	1,300,000	1,305,317
0.81% 10/24/24 (c)	700,000	694,576
0.981% 9/25/25 (c)	740,000	700,303
1.843% 2/4/25 (c)	500,000	490,934
3.458% 3/15/25 (c)	800,000	788,604
3.841% 4/25/25 (c)	1,800,000	1,774,050
Bank of Montreal:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.260% 5.4586% 9/15/23 (c)(d)	650,000	649,995
2.15% 3/8/24	620,000	608,592
4.25% 9/14/24	1,000,000	984,059
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.440% 5.6934% 4/15/24 (c)(d)	1,300,000	1,299,003
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.550% 5.7436% 9/15/23 (c)(d)	1,000,000	1,000,126
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.260% 5.4536% 9/15/23 (c)(d)	850,000	850,006
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.6938% 7/31/24 (c)(d)	700,000	698,795
Barclays PLC:
1.007% 12/10/24 (c)	750,000	739,633
3.932% 5/7/25 (c)	560,000	551,813
BNP Paribas SA:
3.8% 1/10/24 (b)	560,000	555,187
4.705% 1/10/25 (b)(c)	1,100,000	1,093,872
BPCE SA:
3 month U.S. LIBOR + 1.240% 6.7797% 9/12/23 (b)(c)(d)	1,550,000	1,550,229
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.8151% 1/14/25 (b)(c)(d)	506,000	503,921
2.375% 1/14/25 (b)	439,000	415,198
4% 9/12/23 (b)	304,000	303,866
5.7% 10/22/23 (b)	800,000	798,538
Canadian Imperial Bank of Commerce U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.940% 6.1671% 4/7/25 (c)(d)	1,000,000	1,002,690
Citigroup, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.660% 5.9822% 5/1/25 (c)(d)	800,000	799,680
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.370% 6.6749% 5/24/25 (c)(d)	1,000,000	1,004,496
0.776% 10/30/24 (c)	1,140,000	1,129,643
0.981% 5/1/25 (c)	1,200,000	1,158,911
3.352% 4/24/25 (c)	1,000,000	981,470
Credit Agricole SA 3.875% 4/15/24 (b)	500,000	493,509
Danske Bank A/S:
0.976% 9/10/25 (b)(c)	1,150,000	1,087,887
3.773% 3/28/25 (b)(c)	1,360,000	1,338,441
3.875% 9/12/23 (b)	500,000	499,773
5.375% 1/12/24 (b)	550,000	547,941
6.466% 1/9/26 (b)(c)	255,000	255,117
DNB Bank ASA:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.830% 6.0415% 3/28/25 (b)(c)(d)	1,000,000	1,000,174
0.856% 9/30/25 (b)(c)	750,000	710,462
2.968% 3/28/25 (b)(c)	450,000	442,296
Federation des caisses Desjardin U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.735% 5/21/24 (b)(c)(d)	1,110,000	1,108,512
Fifth Third Bancorp 3.65% 1/25/24	2,350,000	2,327,797
HSBC Holdings PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.580% 5.8843% 11/22/24 (c)(d)	700,000	699,548
1.162% 11/22/24 (c)	1,010,000	997,771
3.803% 3/11/25 (c)	860,000	849,237
Huntington National Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.190% 6.496% 5/16/25 (c)(d)	1,000,000	979,110
4.008% 5/16/25 (c)	500,000	487,610
JPMorgan Chase & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.970% 6.1625% 6/14/25 (c)(d)	1,000,000	1,002,070
0.563% 2/16/25 (c)	720,000	701,953
0.653% 9/16/24 (c)	700,000	698,572
0.824% 6/1/25 (c)	1,000,000	960,270
0.969% 6/23/25 (c)	1,000,000	958,566
1.561% 12/10/25 (c)	900,000	849,788
2.301% 10/15/25 (c)	640,000	613,952
3.22% 3/1/25 (c)	1,000,000	986,168
3.845% 6/14/25 (c)	630,000	618,663
4.023% 12/5/24 (c)	560,000	557,080
KeyBank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.320% 5.5125% 6/14/24 (c)(d)	1,330,000	1,304,108
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.340% 5.5568% 1/3/24 (c)(d)	650,000	646,383
Lloyds Banking Group PLC 3.9% 3/12/24	600,000	593,307
Mitsubishi UFJ Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.380% 6.5646% 9/12/25 (c)(d)	800,000	803,713
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.650% 6.9015% 7/18/25 (c)(d)	1,000,000	1,005,693
0.848% 9/15/24 (c)	400,000	399,411
0.953% 7/19/25 (c)	1,200,000	1,146,864
4.788% 7/18/25 (c)	600,000	593,277
5.063% 9/12/25 (c)	610,000	604,305
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (c)	1,383,000	1,382,524
2.555% 9/13/25 (c)	640,000	616,681
3.922% 9/11/24 (c)	800,000	799,617
Morgan Stanley Bank, West Valley City Utah 5.479% 7/16/25	1,000,000	1,001,377
NatWest Markets PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.530% 5.8375% 8/12/24 (b)(c)(d)	640,000	637,667
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.6522% 3/22/25 (b)(c)(d)	656,000	660,672
PNC Financial Services Group, Inc.:
3.5% 1/23/24	500,000	494,601
5.671% 10/28/25 (c)	610,000	607,507
Rabobank Nederland 2.625% 7/22/24 (b)	600,000	583,339
Rabobank Nederland New York Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.300% 5.5394% 1/12/24 (c)(d)	297,000	296,951
0.375% 1/12/24	1,000,000	981,523
Royal Bank of Canada:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.340% 5.5671% 10/7/24 (c)(d)	640,000	637,517
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.450% 5.7456% 10/26/23 (c)(d)	1,600,000	1,600,419
Societe Generale 3.875% 3/28/24 (b)	800,000	788,717
Sumitomo Mitsui Financial Group, Inc. 0.508% 1/12/24	500,000	490,616
Svenska Handelsbanken AB 0.55% 6/11/24 (b)	600,000	576,781
Swedbank AB U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.910% 6.1286% 4/4/25 (b)(c)(d)	645,000	645,486
The Toronto-Dominion Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.5347% 3/4/24 (c)(d)	1,340,000	1,339,696
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.6615% 9/28/23 (c)(d)	650,000	650,077
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.0967% 3/8/24 (c)(d)	906,000	908,393
Truist Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.200% 5.4484% 1/17/24 (c)(d)	850,000	845,925
3.2% 4/1/24	630,000	619,518
Truist Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.400% 5.5876% 6/9/25 (c)(d)	1,000,000	974,990
2.5% 8/1/24	630,000	609,648
U.S. Bancorp 3.375% 2/5/24	630,000	623,900
Wells Fargo & Co.:
0.805% 5/19/25 (c)	1,300,000	1,251,349
2.406% 10/30/25 (c)	640,000	613,702
3.3% 9/9/24	1,100,000	1,074,015
3.75% 1/24/24	815,000	808,497
Wells Fargo Bank NA U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.800% 6.1087% 8/1/25 (c)(d)	750,000	751,221
		79,273,017
Capital Markets - 6.5%
Charles Schwab Corp. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.500% 5.6959% 3/18/24 (c)(d)	500,000	499,449
Credit Suisse AG:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.390% 5.7021% 2/2/24 (c)(d)	1,000,000	996,705
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.260% 6.5647% 2/21/25 (c)(d)	800,000	789,441
0.495% 2/2/24	1,000,000	975,602
Deutsche Bank AG New York Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.8098% 11/8/23 (c)(d)	1,150,000	1,149,812
0.962% 11/8/23	800,000	792,574
Goldman Sachs Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 5.9752% 1/24/25 (c)(d)	1,000,000	998,536
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.390% 6.5836% 3/15/24 (c)(d)	1,500,000	1,506,078
0.925% 10/21/24 (c)	1,000,000	992,147
1.757% 1/24/25 (c)	369,000	362,155
3% 3/15/24	660,000	649,808
4% 3/3/24	1,300,000	1,287,108
5.7% 11/1/24	1,000,000	998,084
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.7572% 1/25/24 (c)(d)	337,000	336,928
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.7739% 11/10/23 (c)(d)	410,000	410,032
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.9247% 1/24/25 (c)(d)	1,000,000	998,252
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.160% 6.4155% 4/17/25 (c)(d)	1,000,000	1,002,583
0.79% 5/30/25 (c)	1,300,000	1,246,416
0.791% 1/22/25 (c)	1,300,000	1,271,636
1.164% 10/21/25 (c)	650,000	613,003
3.7% 10/23/24	600,000	587,212
State Street Corp. 3.776% 12/3/24 (c)	500,000	497,148
UBS AG London Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.360% 5.6687% 2/9/24 (b)(c)(d)	1,300,000	1,299,455
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.7587% 8/9/24 (b)(c)(d)	1,000,000	998,133
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.470% 5.7122% 1/13/25 (b)(c)(d)	750,000	747,754
		22,006,051
Consumer Finance - 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.680% 5.8932% 9/29/23 (c)(d)	651,000	650,814
American Express Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.230% 5.5413% 11/3/23 (c)(d)	650,000	649,740
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.720% 6.0313% 5/3/24 (c)(d)	1,367,000	1,372,499
Capital One Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.8866% 12/6/24 (c)(d)	1,000,000	989,230
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.350% 6.6597% 5/9/25 (c)(d)	1,000,000	997,660
1.343% 12/6/24 (c)	1,180,000	1,163,070
3.3% 10/30/24	520,000	505,043
4.166% 5/9/25 (c)	960,000	941,885
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.8632% 12/29/23 (c)(d)	1,000,000	1,001,200
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.8222% 3/22/24 (c)(d)	1,000,000	1,001,122
2.9% 4/17/24	630,000	619,076
3.35% 1/8/24	1,000,000	991,799
		10,883,138
Financial Services - 1.6%
Athene Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.700% 6.0029% 5/24/24 (b)(c)(d)	1,300,000	1,290,518
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.710% 5.9421% 1/7/25 (b)(c)(d)	1,150,000	1,128,849
0.95% 1/8/24 (b)	800,000	784,715
2.75% 6/25/24 (b)	560,000	543,815
GA Global Funding Trust:
1% 4/8/24 (b)	720,000	695,822
1.25% 12/8/23 (b)	500,000	493,329
Jackson Financial, Inc. 1.125% 11/22/23	500,000	494,856
		5,431,904
Insurance - 1.3%
Marsh & McLennan Companies, Inc. 3.875% 3/15/24	600,000	593,749
New York Life Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.430% 5.6143% 6/6/24 (b)(c)(d)	1,100,000	1,100,547
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.310% 5.6056% 4/26/24 (b)(c)(d)	550,000	550,160
Pacific Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.6304% 4/12/24 (b)(c)(d)	700,000	699,713
Principal Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.6894% 4/12/24 (b)(c)(d)	438,000	438,004
Protective Life Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.980% 6.1915% 3/28/25 (b)(c)(d)	1,000,000	1,003,761
		4,385,934
TOTAL FINANCIALS		121,980,044
HEALTH CARE - 2.3%
Biotechnology - 0.3%
Amgen, Inc. 3.625% 5/22/24	1,000,000	985,252
Health Care Providers & Services - 0.7%
Cigna Group:
0.613% 3/15/24	640,000	622,625
3.5% 6/15/24	630,000	619,368
CVS Health Corp. 3.375% 8/12/24	1,000,000	976,578
		2,218,571
Pharmaceuticals - 1.3%
AstraZeneca Finance LLC 0.7% 5/28/24	650,000	627,555
Bayer U.S. Finance II LLC 3.875% 12/15/23 (b)	2,000,000	1,988,730
Roche Holdings, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.330% 5.5164% 9/11/23 (b)(c)(d)	1,300,000	1,300,041
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	550,000	548,980
		4,465,306
TOTAL HEALTH CARE		7,669,129
INDUSTRIALS - 2.5%
Aerospace & Defense - 0.2%
The Boeing Co. 2.8% 3/1/24	620,000	610,041
Industrial Conglomerates - 0.1%
Siemens Financieringsmaatschappij NV U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.6185% 3/11/24 (b)(c)(d)	500,000	500,594
Machinery - 2.0%
Caterpillar Financial Services Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.7575% 11/13/23 (c)(d)	1,200,000	1,200,600
2.15% 11/8/24	620,000	597,008
3.25% 12/1/24	620,000	604,474
Daimler Trucks Finance North America LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 6.2186% 4/5/24 (b)(c)(d)	1,440,000	1,442,410
1.125% 12/14/23 (b)	1,633,000	1,610,953
5.2% 1/17/25 (b)	290,000	287,986
Parker Hannifin Corp. 3.65% 6/15/24	1,000,000	982,718
		6,726,149
Trading Companies & Distributors - 0.2%
Air Lease Corp. 4.25% 2/1/24	620,000	615,119
TOTAL INDUSTRIALS		8,451,903
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
Bank of America NA 5.65% 8/18/25	1,000,000	1,003,396
Semiconductors & Semiconductor Equipment - 0.4%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.250% 5.4668% 10/1/24 (c)(d)	274,000	273,852
Microchip Technology, Inc.:
0.972% 2/15/24	640,000	625,271
2.67% 9/1/23	550,000	550,000
		1,449,123
TOTAL INFORMATION TECHNOLOGY		2,452,519
UTILITIES - 2.1%
Electric Utilities - 1.3%
DTE Electric Co. 3.65% 3/15/24	750,000	741,660
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.300% 5.5115% 6/28/24 (c)(d)	650,000	646,879
NextEra Energy Capital Holdings, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.400% 5.7113% 11/3/23 (c)(d)	900,000	900,308
Southern California Edison Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.830% 6.0468% 4/1/24 (c)(d)	1,150,000	1,150,056
1.1% 4/1/24	640,000	622,381
Virginia Electric & Power Co. 3.45% 2/15/24	600,000	593,393
		4,654,677
Gas Utilities - 0.2%
Dominion Gas Holdings LLC 2.5% 11/15/24	630,000	606,069
Multi-Utilities - 0.6%
Berkshire Hathaway Energy Co. 3.5% 2/1/25	630,000	612,260
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.9575% 5/13/24 (c)(d)	585,000	584,852
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 6.082% 9/15/23 (c)(d)	186,000	186,000
WEC Energy Group, Inc. 0.8% 3/15/24	630,000	613,728
		1,996,840
TOTAL UTILITIES		7,257,586
TOTAL NONCONVERTIBLE BONDS (Cost $169,143,997)		169,097,025

U.S. Treasury Obligations - 12.0%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.69% to 5.24% 12/14/23 to 1/25/24	18,500,000	18,153,744
U.S. Treasury Notes:
3% 6/30/24	10,477,000	10,272,780
4.125% 1/31/25	10,550,000	10,402,877
4.75% 7/31/25	1,700,000	1,695,418
TOTAL U.S. TREASURY OBLIGATIONS (Cost $40,668,525)		40,524,819

Certificates of Deposit - 11.7%
	Principal Amount (a)	Value ($)
Barclays Bank PLC yankee:
5.4% 11/6/23	1,000,000	999,440
5.56% 11/27/23	1,300,000	1,299,352
BMO Harris Bank NA U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.670% 5.97% 7/8/24 (c)(d)	1,300,000	1,299,997
Canadian Imperial Bank of Commerce yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 4/1/24 (c)(d)	1,500,000	1,503,446
5.5% 1/19/24	1,300,000	1,299,012
5.6% 12/1/23	1,300,000	1,300,207
Citibank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 6/17/24 (c)(d)	1,000,000	1,001,128
5.78% 3/8/24	1,300,000	1,299,332
Lloyds Bank Corporate Markets PLC yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 5/10/24 (c)(d)	1,300,000	1,301,490
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.99% 7/8/24 (c)(d)	1,300,000	1,299,946
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 6/7/24 (c)(d)	1,300,000	1,301,881
5.91% 6/17/24	1,300,000	1,299,078
Mitsubishi UFJ Trust & Banking Corp. yankee 5.58% 11/15/23	1,500,000	1,500,197
Mizuho Corporate Bank Ltd. yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.75% 1/16/24 (c)(d)	1,300,000	1,300,612
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.560% 5.86% 5/24/24 (c)(d)	1,300,000	1,299,957
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.810% 6.11% 11/30/23 (c)(d)	1,000,000	1,001,542
5.57% 11/13/23	1,500,000	1,500,299
Rabobank Nederland New York Branch yankee 6.05% 7/10/24	1,300,000	1,298,370
Royal Bank of Canada yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.580% 5.88% 9/19/23 (c)(d)	1,000,000	1,000,204
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 7/3/24 (c)(d)	1,300,000	1,301,668
State Street Bank & Trust Co., Boston U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.340% 5.64% 2/20/24 (c)(d)	1,000,000	999,910
Sumitomo Mitsui Banking Corp. yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 5/1/24 (c)(d)	1,300,000	1,301,094
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 7/11/24 (c)(d)	1,300,000	1,300,988
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 7/26/24 (c)(d)	1,500,000	1,500,798
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 8/14/24 (c)(d)	1,300,000	1,300,322
Svenska Handelsbanken, Inc. yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.87% 8/29/24 (c)(d)	1,300,000	1,299,743
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 3/28/24 (c)(d)	1,500,000	1,502,315
Toronto-Dominion Bank yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.670% 5.97% 3/25/24 (c)(d)	1,000,000	1,001,317
5.6% 11/27/23	1,300,000	1,299,949
Wells Fargo Bank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.630% 5.93% 7/18/24 (c)(d)	1,300,000	1,300,704
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 7/5/24 (c)(d)	1,300,000	1,301,136
TOTAL CERTIFICATES OF DEPOSIT (Cost $39,500,097)		39,515,434

Commercial Paper - 9.9%
	Principal Amount (a)	Value ($)
AT&T, Inc.:
5.42% 12/19/23	1,000,000	982,767
5.7% 1/23/24	1,000,000	977,070
Bank of Montreal:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 10/6/23 (c)(d)	1,000,000	1,000,497
yankee 6% 4/4/24 (c)(d)	1,000,000	1,001,426
Barclays Bank PLC U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.730% 6.03% 6/5/24 (b)(c)(d)	1,300,000	1,299,989
Barclays Bank PLC/Barclays U.S. CCP Funding LLC yankee 5.4% 11/6/23 (b)	882,000	873,028
Bayer Corp.:
5.9% 8/15/24	1,300,000	1,225,544
5.93% 7/9/24	1,300,000	1,233,110
5.93% 7/24/24	1,500,000	1,419,271
BPCE SA yankee:
5.15% 12/7/23	1,500,000	1,477,293
5.52% 10/12/23	1,000,000	993,674
5.66% 2/15/24	1,300,000	1,265,699
5.66% 7/19/24	1,300,000	1,233,982
Citigroup Global Markets, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 9/22/23 (c)(d)	1,500,000	1,500,490
General Motors Financial Co., Inc. 5.67% 11/15/23	1,000,000	987,825
HSBC U.S.A., Inc.:
yankee:
5.35% 11/1/23	1,250,000	1,238,067
5.505% 2/2/24	1,300,000	1,267,911
6.05% 8/14/24	1,300,000	1,223,930
5.64% 1/12/24	1,300,000	1,272,602
J.P. Morgan Securities, LLC 5.94% 7/12/24 (c)(d)	1,300,000	1,299,989
NatWest Markets PLC yankee:
5.28% 11/7/23	1,300,000	1,286,448
5.34% 2/9/24	1,300,000	1,266,866
5.62% 12/8/23	1,300,000	1,280,044
Philip Morris International, Inc. 5% 10/24/23	1,000,000	991,906
Sempra 5.56% 9/5/23	1,000,000	999,242
Sumitomo Mitsui Trust Bank Ltd. yankee 5.47% 10/11/23	1,500,000	1,490,862
Svenska Handelsbanken AB yankee 5.3% 10/18/23	1,300,000	1,290,957
The Toronto-Dominion Bank yankee 4.97% 10/27/23	1,000,000	991,537
TOTAL COMMERCIAL PAPER (Cost $33,380,640)		33,372,026

Money Market Funds - 16.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (e) (Cost $56,137,648)	56,126,423	56,137,648

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $338,830,907)	338,646,952
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(625,593)
NET ASSETS - 100.0%	338,021,359

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $48,345,665 or 14.3% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	34,197,255	194,290,602	172,350,209	1,877,216	-	-	56,137,648	0.1%
Total	34,197,255	194,290,602	172,350,209	1,877,216	-	-	56,137,648

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	169,097,025	-	169,097,025	-

U.S. Government and Government Agency Obligations	40,524,819	-	40,524,819	-

Certificates of Deposit	39,515,434	-	39,515,434	-

Commercial Paper	33,372,026	-	33,372,026	-

Money Market Funds	56,137,648	56,137,648	-	-
Total Investments in Securities:	338,646,952	56,137,648	282,509,304	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $282,693,259)	$282,509,304
Fidelity Central Funds (cost $56,137,648)	56,137,648

Total Investment in Securities (cost $338,830,907)		$338,646,952
Receivable for fund shares sold		560,088
Interest receivable		1,765,826
Distributions receivable from Fidelity Central Funds		228,032
Receivable from investment adviser for expense reductions		42,030
Total assets		341,242,928
Liabilities
Payable to custodian bank	$23,980
Payable for investments purchased	2,937,530
Payable for fund shares redeemed	208,584
Distributions payable	687
Other payables and accrued expenses	50,788
Total Liabilities		3,221,569
Net Assets		$338,021,359
Net Assets consist of:
Paid in capital		$338,523,938
Total accumulated earnings (loss)		(502,579)
Net Assets		$338,021,359
Net Asset Value, offering price and redemption price per share ($338,021,359 ÷ 33,825,879 shares)		$9.99

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$11,553,342
Income from Fidelity Central Funds		1,877,216
Total Income		13,430,558
Expenses
Independent trustees' fees and expenses	$1,013
Proxy	50,792
Total expenses before reductions	51,805
Expense reductions	(42,030)
Total expenses after reductions		9,775
Net Investment income (loss)		13,420,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(238,636)
Total net realized gain (loss)		(238,636)
Change in net unrealized appreciation (depreciation) on investment securities		967,873
Net gain (loss)		729,237
Net increase (decrease) in net assets resulting from operations		$14,150,020
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,420,783	$2,045,662
Net realized gain (loss)	(238,636)	(73,772)
Change in net unrealized appreciation (depreciation)	967,873	(1,369,367)
Net increase (decrease) in net assets resulting from operations	14,150,020	602,523
Distributions to shareholders	(13,425,063)	(2,060,079)

Share transactions
Proceeds from sales of shares	157,478,925	165,995,696
Reinvestment of distributions	13,418,011	2,058,814
Cost of shares redeemed	(102,689,430)	(110,374,386)

Net increase (decrease) in net assets resulting from share transactions	68,207,506	57,680,124
Total increase (decrease) in net assets	68,932,463	56,222,568

Net Assets
Beginning of period	269,088,896	212,866,328
End of period	$338,021,359	$269,088,896

Other Information
Shares
Sold	15,784,746	16,617,311
Issued in reinvestment of distributions	1,344,460	206,355
Redeemed	(10,297,410)	(11,056,320)
Net increase (decrease)	6,831,796	5,767,346

Financial Highlights
Fidelity Flex® Conservative Income Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.97	$10.03	$10.04	$10.01	$10.02
Income from Investment Operations
Net investment income (loss) A,B	.458	.083	.053	.169	.275
Net realized and unrealized gain (loss)	.015	(.062)	(.006)	.039	.002
Total from investment operations	.473	.021	.047	.208	.277
Distributions from net investment income	(.453)	(.080)	(.055)	(.178)	(.287)
Distributions from net realized gain	-	(.001)	(.002)	-	-
Total distributions	(.453)	(.081)	(.057)	(.178)	(.287)
Net asset value, end of period	$9.99	$9.97	$10.03	$10.04	$10.01
Total Return C	4.84%	.22%	.47%	2.10%	2.80%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.02%	-% F	-% F	-% F	-% F
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	4.60%	.83%	.53%	1.69%	2.76%
Supplemental Data
Net assets, end of period (000 omitted)	$338,021	$269,089	$212,866	$123,307	$75,592
Portfolio turnover rate G	55%	60%	40%	44%	12%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Flex Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$360,967
Gross unrealized depreciation	(544,923)
Net unrealized appreciation (depreciation)	$(183,956)
Tax Cost	$338,830,908

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(312,408)
Net unrealized appreciation (depreciation) on securities and other investments	$(183,956)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(91,711)
Long-term	(220,697)
Total capital loss carryforward	$(312,408)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$13,425,063	$ 2,037,994
Long-term Capital Gains	-	22,085
Total	$13,425,063	$ 2,060,079

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

LIBOR Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Conservative Income Bond Fund	89,246,818	91,313,102
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent proxy and shareholder meeting expenses exceeded .003% of average net assets. This reimbursement will remain in place through December 31, 2024. During the period this reimbursement reduced the Fund's expenses by $42,030.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Flex Conservative Income Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Flex Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity Flex® Conservative Income Bond Fund	.01%
Actual		$ 1,000	$ 1,026.30	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 9.16% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $3,599,050 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $12,979,539 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Flex Conservative Income Bond Fund

At its March 2023 meeting, the Board of Trustees, including the Independent Trustees (together the Board), voted to approve amended and restated sub-advisory agreements with each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K), and Fidelity Management & Research (Japan) Limited (FMR Japan) for the fund (the Amended Contracts) to decrease the sub-advisory fee paid by Fidelity Management & Research Company LLC (FMR), the fund's investment adviser, to FMR UK, FMR H.K, and FMR Japan on behalf of the fund by 5 basis points, effective April 1, 2023. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR UK, FMR H.K and FMR Japan to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract and current sub-advisory agreements (together, the Current Advisory Contracts). At its September 2022 meeting, the Board concluded that the nature, extent and quality of the services to be provided to the fund under the Current Advisory Contracts should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contracts at its March 2023 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contracts will continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fee. The Board also considered that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions. Based on its review the Board considered that the fund does not pay a management fee and concluded that at its September 2002 meeting that the fund's total expense ratio was reasonable in light of the services the fund and its shareholders receive and the other factors considered.
The Board considered that it previously reviewed information regarding the level of Fidelity's profits in respect of all Fidelity funds. Because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, the Board did not consider the costs and services provided by and the profits realized by Fidelity in connection with the operation of the fund to be relevant in its decision to approve the Amended Contracts.
Economies of Scale. The Board did not consider the realization of economies of scale to be a material factor in its decision to approve the Amended Contracts because the fund pays no advisory fees and FMR or an affiliate will continue to bear all expenses of the fund with limited exceptions.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the fund's Amended Contracts should be approved.

1.9887609.105
ZCI-ANN-1023
Fidelity® Sustainable Low Duration Bond Fund

Annual Report
August 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Life of Fund A
Class A (incl. 1.50% sales charge)	2.27%	1.60%
Class M (incl. 1.50% sales charge)	2.28%	1.61%
Class C (incl. contingent deferred sales charge)	1.96%	1.82%
Fidelity® Sustainable Low Duration Bond Fund	4.03%	2.90%
Class I	4.03%	2.90%
Class Z	4.08%	2.95%

A   From April 13, 2022
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Sustainable Low Duration Bond Fund, a class of the fund, on April 13, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg US Treasury Bill: 6-9 Months Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Rob Galusza, Julian Potenza and David DeBiase:
For the fiscal year ending August 31, 2023, the fund's retail and advisor share classes posted gains ranging roughly from 3% to 4%, net of fees, versus the 3.11% advance of the benchmark Bloomberg U.S. Treasury Bill: 6-9 Month Index. During the 12 months, sector allocation and security selection both contributed to the portfolio's result relative to the benchmark. Specifically, an emphasis on corporate bond investments versus the all-U.S.-Treasury benchmark aided performance. Allocations to financial institutions, especially banks, and industrials issuers were particularly helpful. A small allocation to asset-backed securities in the form of car loan debt also modestly contributed. There were no notable relative detractors among the fund's principal investment strategies. At period end, corporates made up about 67% of fund assets, up slightly from roughly 66% a year ago. We increased the portfolio's allocation to asset-backed securities from about 2% to roughly 6% the past 12 months and increased our exposure to U.S. Treasuries from about 23% to roughly 27% of assets. At the same time, we reduced the fund's cash position from approximately 10% to roughly 1% as of August 31.
Note to shareholders: Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 65.2%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 1.1%
AT&T, Inc. 0.9% 3/25/24	125,000	121,568
Verizon Communications, Inc.:
0.75% 3/22/24	75,000	72,956
3.5% 11/1/24	80,000	78,148
		272,672
Media - 0.6%
Magallanes, Inc.:
3.428% 3/15/24	75,000	73,942
3.788% 3/15/25	60,000	58,061
		132,003
Wireless Telecommunication Services - 0.5%
T-Mobile U.S.A., Inc. 3.5% 4/15/25	120,000	116,004
TOTAL COMMUNICATION SERVICES		520,679
CONSUMER DISCRETIONARY - 3.4%
Automobiles - 1.8%
American Honda Finance Corp. 3.55% 1/12/24	100,000	99,202
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.8684% 10/15/24 (b)(c)	75,000	74,765
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.760% 5.9467% 3/8/24 (b)(c)	75,000	74,992
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 6.5056% 11/17/23 (b)(c)	50,000	50,065
1.2% 10/15/24	80,000	75,846
5.1% 1/17/24	50,000	49,838
		424,708
Hotels, Restaurants & Leisure - 0.7%
Starbucks Corp. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.420% 5.7275% 2/14/24 (b)(c)	155,000	155,003
Specialty Retail - 0.9%
AutoZone, Inc. 3.625% 4/15/25	60,000	58,200
Lowe's Companies, Inc. 4% 4/15/25	120,000	117,271
The Home Depot, Inc. 3.75% 2/15/24	50,000	49,630
		225,101
TOTAL CONSUMER DISCRETIONARY		804,812
ENERGY - 3.1%
Energy Equipment & Services - 0.6%
Baker Hughes Co. 1.231% 12/15/23	150,000	148,066
Oil, Gas & Consumable Fuels - 2.5%
Enbridge, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.630% 5.936% 2/16/24 (b)(c)	50,000	50,037
0.55% 10/4/23	20,000	19,913
2.15% 2/16/24	50,000	49,170
4% 10/1/23	75,000	74,873
Enterprise Products Operating LP 3.75% 2/15/25	60,000	58,373
MPLX LP 4.875% 12/1/24	80,000	78,958
Shell International Finance BV 3.5% 11/13/23	100,000	99,579
Spectra Energy Partners LP 4.75% 3/15/24	50,000	49,683
The Williams Companies, Inc. 4.55% 6/24/24	100,000	98,927
		579,513
TOTAL ENERGY		727,579
FINANCIALS - 41.0%
Banks - 24.7%
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.6068% 6/14/24 (b)(c)	50,000	49,841
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.660% 5.9717% 2/4/25 (b)(c)	125,000	124,894
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.730% 6.0297% 10/24/24 (b)(c)	100,000	100,002
3.841% 4/25/25 (b)	100,000	98,558
4.125% 1/22/24	225,000	223,553
Bank of Montreal:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.460% 5.6944% 1/10/25 (b)(c)	108,000	107,657
3.3% 2/5/24	300,000	296,708
5.2% 12/12/24	130,000	129,268
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.440% 5.6934% 4/15/24 (b)(c)	50,000	49,962
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.6938% 7/31/24 (b)(c)	50,000	49,914
0.55% 9/15/23	125,000	124,822
3.4% 2/11/24	250,000	247,232
5.25% 12/6/24	130,000	129,287
BB&T Corp. 3.75% 12/6/23	375,000	372,878
Canadian Imperial Bank of Commerce:
0.5% 12/14/23	125,000	123,241
2.25% 1/28/25	120,000	114,368
3.1% 4/2/24	230,000	226,374
Citigroup, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.9737% 1/25/26 (b)(c)	40,000	39,883
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.370% 6.6749% 5/24/25 (b)(c)	50,000	50,225
0.981% 5/1/25 (b)	250,000	241,440
3.106% 4/8/26 (b)	120,000	114,842
4.14% 5/24/25 (b)	130,000	128,254
Fifth Third Bancorp 3.65% 1/25/24	100,000	99,055
JPMorgan Chase & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.530% 5.7137% 6/1/25 (b)(c)	50,000	49,849
0.563% 2/16/25 (b)	300,000	292,480
3.22% 3/1/25 (b)	80,000	78,893
4.023% 12/5/24 (b)	200,000	198,957
Mitsubishi UFJ Financial Group, Inc. 4.788% 7/18/25 (b)	250,000	247,199
PNC Financial Services Group, Inc. 3.5% 1/23/24	125,000	123,650
Royal Bank of Canada:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.340% 5.5671% 10/7/24 (b)(c)	50,000	49,806
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.360% 5.6738% 7/29/24 (b)(c)	50,000	49,960
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.450% 5.7456% 10/26/23 (b)(c)	50,000	50,013
0.425% 1/19/24	50,000	49,017
2.55% 7/16/24	430,000	418,407
The Toronto-Dominion Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.5347% 3/4/24 (b)(c)	50,000	49,989
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.0967% 3/8/24 (b)(c)	50,000	50,132
2.35% 3/8/24	375,000	368,580
Truist Financial Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.400% 5.5876% 6/9/25 (b)(c)	50,000	48,750
U.S. Bancorp 2.4% 7/30/24	130,000	126,180
Wells Fargo & Co.:
3.75% 1/24/24	200,000	198,404
3.908% 4/25/26 (b)	120,000	116,014
		5,808,538
Capital Markets - 8.7%
Bank of New York Mellon Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.200% 5.4797% 10/25/24 (b)(c)	150,000	149,234
0.35% 12/7/23	125,000	123,268
Goldman Sachs Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 5.9752% 1/24/25 (b)(c)	80,000	79,883
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.390% 6.5836% 3/15/24 (b)(c)	75,000	75,304
1.757% 1/24/25 (b)	100,000	98,145
3% 3/15/24	100,000	98,456
3.625% 2/20/24	75,000	74,198
5.7% 11/1/24	130,000	129,751
Moody's Corp.:
3.75% 3/24/25	60,000	58,391
4.875% 2/15/24	58,000	58,000
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.7739% 11/10/23 (b)(c)	50,000	50,004
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.9247% 1/24/25 (b)(c)	50,000	49,913
0.791% 1/22/25 (b)	475,000	464,636
3.62% 4/17/25 (b)	50,000	49,234
NASDAQ, Inc. 5.65% 6/28/25	11,000	11,010
State Street Corp.:
3.7% 11/20/23	300,000	298,774
3.776% 12/3/24 (b)	100,000	99,430
4.857% 1/26/26 (b)	80,000	78,937
		2,046,568
Consumer Finance - 4.3%
Ally Financial, Inc.:
1.45% 10/2/23	50,000	49,748
3.875% 5/21/24	50,000	49,023
American Express Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.230% 5.5413% 11/3/23 (b)(c)	105,000	104,958
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.720% 6.0313% 5/3/24 (b)(c)	50,000	50,201
3% 10/30/24	130,000	126,200
Capital One Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.350% 6.6597% 5/9/25 (b)(c)	45,000	44,895
1.343% 12/6/24 (b)	75,000	73,924
3.9% 1/29/24	175,000	173,420
Hyundai Capital America:
2.65% 2/10/25 (d)	120,000	114,714
5.8% 6/26/25 (d)	75,000	75,090
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.330% 5.5617% 1/11/24 (b)(c)	50,000	50,006
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.8632% 12/29/23 (b)(c)	57,000	57,068
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.8222% 3/22/24 (b)(c)	50,000	50,056
		1,019,303
Financial Services - 1.6%
Athene Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.700% 6.0029% 5/24/24 (b)(c)(d)	75,000	74,453
0.95% 1/8/24 (d)	100,000	98,089
Corebridge Financial, Inc. 3.5% 4/4/25	60,000	57,658
Jackson Financial, Inc. 1.125% 11/22/23	100,000	98,971
The Western Union Co. 2.85% 1/10/25	60,000	57,492
		386,663
Insurance - 1.7%
American International Group, Inc. 4.125% 2/15/24	100,000	99,156
Equitable Financial Life Global Funding 0.5% 11/17/23 (d)	50,000	49,435
Lincoln National Corp. 4% 9/1/23	100,000	100,000
Marsh & McLennan Companies, Inc.:
3.875% 3/15/24	75,000	74,219
4.05% 10/15/23	75,000	74,845
		397,655
TOTAL FINANCIALS		9,658,727
HEALTH CARE - 5.4%
Biotechnology - 1.2%
AbbVie, Inc.:
3.75% 11/14/23	100,000	99,599
3.8% 3/15/25	60,000	58,424
3.85% 6/15/24	50,000	49,278
Amgen, Inc. 5.25% 3/2/25	75,000	74,681
		281,982
Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp.:
1.9% 6/1/25	60,000	56,360
3.45% 3/1/24	130,000	128,402
		184,762
Health Care Providers & Services - 1.2%
Cigna Group 0.613% 3/15/24	125,000	121,606
CVS Health Corp.:
4% 12/5/23	100,000	99,344
4.1% 3/25/25	60,000	58,706
		279,656
Pharmaceuticals - 2.2%
AstraZeneca Finance LLC 0.7% 5/28/24	100,000	96,547
Bayer U.S. Finance II LLC 3.375% 7/15/24 (d)	80,000	78,248
Bristol-Myers Squibb Co.:
0.537% 11/13/23	75,000	74,275
2.9% 7/26/24	100,000	97,723
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	175,000	174,675
		521,468
TOTAL HEALTH CARE		1,267,868
INDUSTRIALS - 1.4%
Machinery - 1.1%
Caterpillar Financial Services Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.270% 5.4595% 9/13/24 (b)(c)	200,000	199,838
3.75% 11/24/23	50,000	49,819
		249,657
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
0.7% 2/15/24	30,000	29,276
3% 9/15/23	50,000	49,958
		79,234
TOTAL INDUSTRIALS		328,891
INFORMATION TECHNOLOGY - 3.1%
Electronic Equipment, Instruments & Components - 0.3%
Dell International LLC/EMC Corp. 4% 7/15/24	80,000	78,777
Semiconductors & Semiconductor Equipment - 0.5%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.250% 5.4668% 10/1/24 (b)(c)	50,000	49,973
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.7% 5/1/25	60,000	57,096
		107,069
Software - 2.3%
Microsoft Corp. 3.625% 12/15/23	100,000	99,982
Oracle Corp. 2.5% 4/1/25	170,000	161,864
Roper Technologies, Inc.:
2.35% 9/15/24	75,000	72,465
3.65% 9/15/23	200,000	199,873
		534,184
TOTAL INFORMATION TECHNOLOGY		720,030
MATERIALS - 0.9%
Chemicals - 0.9%
The Mosaic Co. 4.25% 11/15/23	205,000	204,324
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Federal Realty OP LP 3.95% 1/15/24	100,000	99,219
UTILITIES - 4.3%
Electric Utilities - 3.0%
Alabama Power Co. 3.55% 12/1/23	125,000	124,299
Duke Energy Corp. 3.75% 4/15/24	100,000	98,747
Eversource Energy 4.2% 6/27/24	80,000	78,859
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.300% 5.5115% 6/28/24 (b)(c)	105,000	104,496
NextEra Energy Capital Holdings, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.400% 5.7113% 11/3/23 (b)(c)	50,000	50,017
Southern California Edison Co. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.830% 6.0468% 4/1/24 (b)(c)	75,000	75,004
Southern Co. 0.6% 2/26/24	50,000	48,767
Tampa Electric Co. 3.875% 7/12/24	85,000	83,643
Virginia Electric & Power Co. 3.45% 2/15/24	50,000	49,449
		713,281
Gas Utilities - 0.3%
Southern California Gas Co. 3.15% 9/15/24	80,000	77,973
Multi-Utilities - 1.0%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.9575% 5/13/24 (b)(c)	75,000	74,981
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 6.082% 9/15/23 (b)(c)	150,000	150,000
		224,981
TOTAL UTILITIES		1,016,235
TOTAL NONCONVERTIBLE BONDS (Cost $15,355,362)		15,348,364

U.S. Treasury Obligations - 26.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.67% to 5.39% 1/25/24 to 3/21/24	4,831,100	4,703,923
U.S. Treasury Notes 3% 6/30/24	1,500,000	1,470,762
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,195,715)		6,174,685

Asset-Backed Securities - 5.6%
	Principal Amount (a)	Value ($)
BMW Vechicle Lease Trust 2023-1 Series 2023-1 Class A2, 5.27% 2/25/25	33,690	33,597
Bmw Vechile Owner Trust 2023-A Series 2023-A Class A2A, 5.72% 4/27/26	100,000	100,002
BMW Vehicle Owner Trust Series 2022-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.520% 5.8076% 12/26/24 (b)(c)	5,663	5,664
BMWLT 2021 Series 2021-2 Class A3, 0.33% 12/26/24	8,468	8,403
Capital One Prime Auto Receivables Series 2023-1 Class A2, 5.2% 5/15/26	48,382	48,195
CarMax Auto Owner Trust:
Series 2021-1 Class A3, 0.34% 12/15/25	4,165	4,059
Series 2022-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.7885% 5/15/25 (b)(c)	1,685	1,685
Series 2022-3 Class A2A, 3.81% 9/15/25	8,607	8,555
Carmax Auto Owner Trust Series 2023 2 Class A2A, 5.5% 6/15/26	50,000	49,864
Carmax Owner Trust Series 2023-1 Class A2A, 5.23% 1/15/26	32,458	32,361
Dllaa 2023-1A Series 2023-1A Class A2, 5.93% 7/20/26 (d)	6,000	6,005
DLLAD Series 2023-1A Class A2, 5.19% 4/20/26 (d)	48,000	47,694
Ford Credit Auto Lease Trust Series 2022-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.7885% 10/15/24 (b)(c)	646	646
Ford Credit Auto Owner Trust:
Series 2019-1 Class A, 3.52% 7/15/30 (d)	100,000	99,081
Series 2022-C Class A2A, 4.52% 4/15/25	12,943	12,902
Ford Credit Auto Owner Trust 2 Series 2023-B Class A2A, 5.57% 6/15/26	70,000	69,884
Fordl 2023-A Series 2023-A Class A2A, 5.19% 6/15/25	24,280	24,221
FORDO Series 2022-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.7885% 2/15/25 (b)(c)	5,019	5,020
GM Financial Automobile Leasing Trust:
Series 2021-3 Class A3, 0.39% 10/21/24	10,978	10,881
Series 2022-2 Class A2, 2.93% 10/21/24	2,625	2,613
Series 2023-A Class A2A, 5.27% 6/20/25	49,629	49,482
GM Financial Consumer Automobile Re Series 2023 2 Class A2A, 5.1% 5/18/26	62,000	61,682
Gm Financial Consumer Automobile Re Series 2023-1 Class A2A, 5.19% 3/16/26	23,960	23,877
GM Financial Consumer Automobile Receivables Trust:
Series 2022-3 Class A2A, 3.5% 9/16/25	13,414	13,310
Series 2022-4 Class A2A, 4.6% 11/17/25	18,167	18,075
Gm Financial Leasing Trust 202 Series 2023-3 Class A2A, 5.58% 1/20/26	70,000	69,959
Hyundai Auto Receivables Trust:
Series 2022-B Class A2A, 3.64% 5/15/25	10,277	10,206
Series 2022-C, Class A2A, 5.35% 11/17/25	49,887	49,801
Series 2023-B Class A2A, 5.77% 5/15/26	50,000	49,992
Mercedes-Benz Auto Receivables Series 2023-1 Class A2, 5.09% 1/15/26	29,302	29,181
Tesla Auto Lease Trust 23-A Series 2023-A Class A2, 5.86% 8/20/25 (d)	51,000	50,966
Toyota Auto Receivables Series 2022-D Class A2A, 5.27% 1/15/26	58,000	57,847
Toyota Auto Receivables 2023-C Series 2023-C Class A2A, 5.6% 8/17/26	60,000	59,900
Toyota Auto Receivables Owner Trust Series 2023-A Class A2, 5.05% 1/15/26	50,190	49,994
Volkswagen Auto Loan Enhanced Series 2023-1 Class A2A, 5.5% 12/21/26	100,000	99,712
World Omni Auto Receivables Trust:
Series 2022-B, Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.7585% 10/15/25 (b)(c)	5,691	5,693
Series 2023-C Class A2A, 5.57% 12/15/26	50,000	49,958
TOTAL ASSET-BACKED SECURITIES (Cost $1,323,407)		1,320,967

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (e) (Cost $269,424)	269,370	269,424

TOTAL INVESTMENT IN SECURITIES - 98.2% (Cost $23,143,908)	23,113,440
NET OTHER ASSETS (LIABILITIES) - 1.8%	413,676
NET ASSETS - 100.0%	23,527,116

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $693,775 or 2.9% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	826,951	27,327,070	27,884,597	26,677	-	-	269,424	0.0%
Total	826,951	27,327,070	27,884,597	26,677	-	-	269,424

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	15,348,364	-	15,348,364	-

U.S. Government and Government Agency Obligations	6,174,685	-	6,174,685	-

Asset-Backed Securities	1,320,967	-	1,320,967	-

Money Market Funds	269,424	269,424	-	-
Total Investments in Securities:	23,113,440	269,424	22,844,016	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $22,874,484)	$22,844,016
Fidelity Central Funds (cost $269,424)	269,424

Total Investment in Securities (cost $23,143,908)		$23,113,440
Receivable for fund shares sold		301,887
Interest receivable		130,432
Distributions receivable from Fidelity Central Funds		3,004
Receivable from investment adviser for expense reductions		501
Total assets		23,549,264
Liabilities
Payable for fund shares redeemed	$10,138
Distributions payable	5,058
Accrued management fee	3,787
Transfer agent fee payable	1,644
Distribution and service plan fees payable	1,229
Other payables and accrued expenses	292
Total Liabilities		22,148
Net Assets		$23,527,116
Net Assets consist of:
Paid in capital		$23,161,224
Total accumulated earnings (loss)		365,892
Net Assets		$23,527,116

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($3,208,527 ÷ 316,831 shares)(a)		$10.13
Maximum offering price per share (100/98.50 of $10.13)		$10.28
Class M :
Net Asset Value and redemption price per share ($604,986 ÷ 59,742 shares)(a)		$10.13
Maximum offering price per share (100/98.50 of $10.13)		$10.28
Class C :
Net Asset Value and offering price per share ($871,935 ÷ 86,150 shares)(a)		$10.12
Fidelity Sustainable Low Duration Bond Fund :
Net Asset Value, offering price and redemption price per share ($11,858,658 ÷ 1,170,987 shares)		$10.13
Class I :
Net Asset Value, offering price and redemption price per share ($3,219,299 ÷ 317,890 shares)		$10.13
Class Z :
Net Asset Value, offering price and redemption price per share ($3,763,711 ÷ 371,637 shares)		$10.13
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$926,712
Income from Fidelity Central Funds		26,677
Total Income		953,389
Expenses
Management fee	$53,719
Transfer agent fees	17,731
Distribution and service plan fees	14,342
Independent trustees' fees and expenses	67
Miscellaneous	291
Total expenses before reductions	86,150
Expense reductions	(9,676)
Total expenses after reductions		76,474
Net Investment income (loss)		876,915
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(15,809)
Total net realized gain (loss)		(15,809)
Change in net unrealized appreciation (depreciation) on investment securities		(578)
Net gain (loss)		(16,387)
Net increase (decrease) in net assets resulting from operations		$860,528
Statement of Changes in Net Assets

	Year ended August 31, 2023	For the period April 13, 2022 (commencement of operations) through August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$876,915	$36,746
Net realized gain (loss)	(15,809)	(775)
Change in net unrealized appreciation (depreciation)	(578)	(29,890)
Net increase (decrease) in net assets resulting from operations	860,528	6,081
Distributions to shareholders	(474,711)	(25,975)

Share transactions - net increase (decrease)	14,149,338	9,011,855
Total increase (decrease) in net assets	14,535,155	8,991,961

Net Assets
Beginning of period	8,991,961	-
End of period	$23,527,116	$8,991,961

Financial Highlights
Fidelity Advisor® Sustainable Low Duration Bond Fund Class A

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.401	.053
Net realized and unrealized gain (loss)	(.024)	(.058)
Total from investment operations	.377	(.005)
Distributions from net investment income	(.207)	(.035)
Total distributions	(.207)	(.035)
Net asset value, end of period	$10.13	$9.96
Total Return D,E,F	3.83%	(.05)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.51%	.51% I
Expenses net of fee waivers, if any	.50%	.51% I
Expenses net of all reductions	.50%	.51% I
Net investment income (loss)	4.00%	1.40% I
Supplemental Data
Net assets, end of period (000 omitted)	$3,209	$1,730
Portfolio turnover rate J	25%	5% K

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Fidelity Advisor® Sustainable Low Duration Bond Fund Class M

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.402	.054
Net realized and unrealized gain (loss)	(.023)	(.059)
Total from investment operations	.379	(.005)
Distributions from net investment income	(.209)	(.035)
Total distributions	(.209)	(.035)
Net asset value, end of period	$10.13	$9.96
Total Return D,E,F	3.84%	(.05)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.48%	.51% I
Expenses net of fee waivers, if any	.48%	.51% I
Expenses net of all reductions	.48%	.51% I
Net investment income (loss)	4.02%	1.40% I
Supplemental Data
Net assets, end of period (000 omitted)	$605	$515
Portfolio turnover rate J	25%	5% K

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Fidelity Advisor® Sustainable Low Duration Bond Fund Class C

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.95	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.317	.021
Net realized and unrealized gain (loss)	(.024)	(.064)
Total from investment operations	.293	(.043)
Distributions from net investment income	(.123)	(.007)
Total distributions	(.123)	(.007)
Net asset value, end of period	$10.12	$9.95
Total Return D,E,F	2.96%	(.43)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.34%	1.36% I
Expenses net of fee waivers, if any	1.34%	1.36% I
Expenses net of all reductions	1.33%	1.36% I
Net investment income (loss)	3.17%	.55% I
Supplemental Data
Net assets, end of period (000 omitted)	$872	$759
Portfolio turnover rate J	25%	5% K

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Fidelity Sustainable Low Duration Bond Fund

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.418	.059
Net realized and unrealized gain (loss)	(.021)	(.058)
Total from investment operations	.397	.001
Distributions from net investment income	(.227)	(.041)
Total distributions	(.227)	(.041)
Net asset value, end of period	$10.13	$9.96
Total Return D,E	4.03%	.01%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.36%	.39% H
Expenses net of fee waivers, if any	.31%	.35% H
Expenses net of all reductions	.30%	.35% H
Net investment income (loss)	4.20%	1.56% H
Supplemental Data
Net assets, end of period (000 omitted)	$11,859	$4,499
Portfolio turnover rate I	25%	5% J

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Fidelity Advisor® Sustainable Low Duration Bond Fund Class I

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.416	.060
Net realized and unrealized gain (loss)	(.019)	(.059)
Total from investment operations	.397	.001
Distributions from net investment income	(.227)	(.041)
Total distributions	(.227)	(.041)
Net asset value, end of period	$10.13	$9.96
Total Return D,E	4.03%	.01%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.37%	.37% H
Expenses net of fee waivers, if any	.31%	.35% H
Expenses net of all reductions	.30%	.35% H
Net investment income (loss)	4.20%	1.56% H
Supplemental Data
Net assets, end of period (000 omitted)	$3,219	$526
Portfolio turnover rate I	25%	5% J

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Fidelity Advisor® Sustainable Low Duration Bond Fund Class Z

Years ended August 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.426	.061
Net realized and unrealized gain (loss)	(.024)	(.058)
Total from investment operations	.402	.003
Distributions from net investment income	(.232)	(.043)
Total distributions	(.232)	(.043)
Net asset value, end of period	$10.13	$9.96
Total Return D,E	4.08%	.03%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.31%	.35% H
Expenses net of fee waivers, if any	.25%	.30% H
Expenses net of all reductions	.25%	.30% H
Net investment income (loss)	4.25%	1.61% H
Supplemental Data
Net assets, end of period (000 omitted)	$3,764	$962
Portfolio turnover rate I	25%	5% J

AFor the period April 13, 2022 (commencement of operations) through August 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Sustainable Low Duration Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Sustainable Low Duration Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$195,670
Gross unrealized depreciation	(10,176)
Net unrealized appreciation (depreciation)	$185,494
Tax Cost	$22,927,946

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$179,117
Undistributed long-term capital gain	$1,282
Net unrealized appreciation (depreciation) on securities and other investments	$185,494

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022(a)
Ordinary Income	$474,711	$25,975

A  For the period April 13, 2022 (commencement of operations) through August 31, 2022.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable Low Duration Bond Fund	12,517,261	2,555,967
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services. Effective April 1, 2023 the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as proxy and shareholder meeting expenses.

Prior to April 1, 2023, the Fund paid a monthly management fee that was based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser paid all other expenses, except the compensation of the independent Trustees and certain other expenses such as proxy and shareholder meeting expenses.

For the reporting period, the total annual management fee rate was .25% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.15%	$4,589	$1,809
Class M	-%	.15%	969	762
Class C	.75%	.25%	8,784	6,563
			$14,342	$9,134

Sales Load. FDC may receive a front-end sales charge of up to 1.50% for selling Class A and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive a contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$187

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$3,208.10
Class M	510.08
Class C	718.08
Fidelity Sustainable Low Duration Bond Fund	8,026.10
Class I	1,678.12
Class Z	3,591.05
	$17,731

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.55%/.45%[a]	$155
Class M	.55%/.45%[a]	-
Class C	1.40%/1.30%[a]	-
Fidelity Sustainable Low Duration Bond Fund	.35%/.25%[a]	4,017
Class I	.35%/.25%[a]	961
Class Z	.30%/.20%[a]	3,651
		$8,784

A  Expense limitation effective April 1, 2023.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $892.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2023	Year ended August 31, 2022(a)
Fidelity Sustainable Low Duration Bond Fund
Distributions to shareholders
Class A	$ 64,599	$4,872
Class M	13,455	1,800
Class C	10,951	563
Fidelity Sustainable Low Duration Bond Fund	187,219	14,311
Class I	34,519	2,146
Class Z	163,968	2,283
Total	$474,711	$25,975

A For the period April 13, 2022 (commencement of operations) through August 31, 2022.
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2023	Year ended August 31, 2022(a)	Year ended August 31, 2023	Year ended August 31, 2022(a)
Fidelity Sustainable Low Duration Bond Fund
Class A
Shares sold	464,958	189,715	$4,646,554	$1,891,861
Reinvestment of distributions	6,426	485	64,537	4,830
Shares redeemed	(328,247)	(16,506)	(3,289,544)	(164,308)
Net increase (decrease)	143,137	173,694	$1,421,547	$1,732,383
Class M
Shares sold	22,623	51,520	$225,917	$515,153
Reinvestment of distributions	1,334	181	13,383	1,799
Shares redeemed	(15,916)	-	(160,231)	-
Net increase (decrease)	8,041	51,701	$79,069	$516,952
Class C
Shares sold	19,293	76,426	$192,596	$763,276
Reinvestment of distributions	1,091	57	10,950	562
Shares redeemed	(10,524)	(193)	(106,201)	(1,921)
Net increase (decrease)	9,860	76,290	$97,345	$761,917
Fidelity Sustainable Low Duration Bond Fund
Shares sold	1,284,218	456,050	$12,874,592	$4,551,570
Reinvestment of distributions	17,286	1,410	173,685	14,040
Shares redeemed	(582,242)	(5,735)	(5,837,836)	(57,099)
Net increase (decrease)	719,262	451,725	$7,210,441	$4,508,511
Class I
Shares sold	288,861	52,639	$2,906,850	$526,334
Reinvestment of distributions	3,326	215	33,509	2,146
Shares redeemed	(27,151)	-	(273,778)	-
Net increase (decrease)	265,036	52,854	$2,666,581	$528,480
Class Z
Shares sold	1,151,300	96,323	$11,485,335	$961,329
Reinvestment of distributions	11,795	229	118,288	2,283
Shares redeemed	(888,010)	-	(8,929,268)	-
Net increase (decrease)	275,085	96,552	$2,674,355	$963,612

A  For the period April 13, 2022 (commencement of operations) through August 31, 2022.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Sustainable Low Duration Bond Fund	22%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Sustainable Low Duration Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Sustainable Low Duration Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 13, 2022 (commencement of operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from April 13, 2022 (commencement of operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023
Fidelity® Sustainable Low Duration Bond Fund
Class A	.47%
Actual		$ 1,000	$ 1,022.50	$ 2.40
Hypothetical-B		$ 1,000	$ 1,022.84	$ 2.40
Class M	.44%
Actual		$ 1,000	$ 1,022.60	$ 2.24
Hypothetical-B		$ 1,000	$ 1,022.99	$ 2.24
Class C	1.28%
Actual		$ 1,000	$ 1,018.30	$ 6.51
Hypothetical-B		$ 1,000	$ 1,018.75	$ 6.51
Fidelity® Sustainable Low Duration Bond Fund	.27%
Actual		$ 1,000	$ 1,023.50	$ 1.38
Hypothetical-B		$ 1,000	$ 1,023.84	$ 1.38
Class I **	.29%
Actual		$ 1,000	$ 1,023.50	$ 1.48
Hypothetical-B		$ 1,000	$ 1,023.74	$ 1.48
Class Z	.20%
Actual		$ 1,000	$ 1,023.80	$ 1.02
Hypothetical-B		$ 1,000	$ 1,024.20	$ 1.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective April 1, 2023, had been in effect during the entire current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Fidelity® Sustainable Low Duration Bond Fund
Class I	.25%
Actual		$ 1.28
Hypothetical- B		$ 1.28

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2023, $1,282, or, if subsequently determined to be different, the net capital gain of such year.

A total of 29.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $129,291 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $464,125 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Sustainable Low Duration Bond Fund
At its March 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) for the fund (the Amended Contract) that will charge a flat management fee covering fund-level expenses of 20 basis points. As a result, the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, effective April 1, 2023. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract (Current Management Contract). At its September 2022 meeting, the Board concluded that the nature, extent and quality of the services to be provided to the fund under the Current Management Contract should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contract at its March 2023 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the Current Management Contract. Based on its review, the Board concluded at its September 2022 meeting that the fund's current management fee and the total expense ratio of each class of the fund are fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
In reviewing the Amended Contract, the Board considered the fund's proposed management fee rate out of which FMR will pay all "fund-level" expenses, with certain limited exceptions, and the projected total expense ratio of each class of the fund. The Board considered that the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, based on the average group assets for December 2022. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total net expense ratio of each class of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.
The Board also noted that, in conjunction with the approval of the lower management fee rate under the Amended Contract, FMR has contractually agreed to reimburse each class of the fund to the extent that total operating expenses (with certain exceptions), as a percentage of their respective average net assets exceed a certain limit through December 31, 2024.
Based on its review, the Board concluded that the management fee and the projected total expense ratio of each class of the fund continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.
Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its September 2022 meeting, the Board concluded that it was satisfied that the profitability of Fidelity in connection with the operation of the fund was not excessive. Because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider Fidelity's costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract.
Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its September 2022 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with the approval of the fund's Amended Contract, the Board did not consider economies of scale because the proposed fee arrangement lowers the fund's management fee and FMR will continue to contractually limit expenses. The Board will continue to review economies of scale in connection with its consideration of future renewals of the Amended Contract.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the fund's Amended Contract should be approved.

1.9904900.101
SLD-ANN-1023
Fidelity® SAI Investment Grade Securitized Fund

Annual Report
August 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (41.9)%*
Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (41.9)%
Futures and Swaps - 10.9%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
U.S. Treasury Obligations - 2.4%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds 3.625% 5/15/53	10,245,000	9,239,709
U.S. Treasury Notes:
3.375% 5/15/33	10,000	9,420
3.5% 4/30/30	50,000	47,938
4% 2/15/26	1,053,900	1,037,268
4.25% 5/31/25 (b)	7,320,000	7,230,502
4.375% 10/31/24	2,566,700	2,540,131
TOTAL U.S. TREASURY OBLIGATIONS (Cost $20,407,131)		20,104,968

U.S. Government Agency - Mortgage Securities - 110.1%
	Principal Amount (a)	Value ($)
Fannie Mae - 34.7%
12 month U.S. LIBOR + 1.440% 3.945% 4/1/37 (c)(d)	7,413	7,430
12 month U.S. LIBOR + 1.460% 3.846% 1/1/35 (c)(d)	6,659	6,691
12 month U.S. LIBOR + 1.530% 3.94% 3/1/36 (c)(d)	7,950	7,986
12 month U.S. LIBOR + 1.550% 5.803% 6/1/36 (c)(d)	1,460	1,475
12 month U.S. LIBOR + 1.630% 4.911% 11/1/36 (c)(d)	1,988	2,003
12 month U.S. LIBOR + 1.640% 5.18% 5/1/36 (c)(d)	2,746	2,775
12 month U.S. LIBOR + 1.710% 5.856% 8/1/35 (c)(d)	16,882	17,037
12 month U.S. LIBOR + 1.730% 4.021% 3/1/40 (c)(d)	6,380	6,468
12 month U.S. LIBOR + 1.750% 4.454% 7/1/35 (c)(d)	1,881	1,894
12 month U.S. LIBOR + 1.750% 4.579% 8/1/41 (c)(d)	7,789	7,878
12 month U.S. LIBOR + 1.800% 4.055% 1/1/42 (c)(d)	14,118	14,303
12 month U.S. LIBOR + 1.800% 4.505% 12/1/40 (c)(d)	188,299	191,328
12 month U.S. LIBOR + 1.810% 4.304% 2/1/42 (c)(d)	8,154	8,251
REFINITIV USD IBOR CONSUMER CA + 1.740% 5.467% 5/1/36 (c)(d)	2,421	2,450
U.S. TREASURY 1 YEAR INDEX + 2.200% 4.583% 3/1/35 (c)(d)	1,689	1,703
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.395% 6/1/36 (c)(d)	11,838	12,059
U.S. TREASURY 1 YEAR INDEX + 2.280% 4.404% 10/1/33 (c)(d)	2,863	2,915
1.5% 11/1/35 to 7/1/51	26,246,135	20,571,777
2% 2/1/28 to 3/1/52	87,968,699	73,817,082
2.5% 1/1/28 to 1/1/52 (e)	90,533,945	77,480,900
3% 2/1/31 to 2/1/52	49,908,383	44,615,767
3.5% 7/1/34 to 3/1/52	9,832,581	8,997,931
4% 3/1/39 to 8/1/52	13,960,298	13,152,170
4.5% 5/1/25 to 11/1/52	15,700,277	15,019,434
5% 3/1/33 to 4/1/53	16,702,053	16,316,006
5.279% 8/1/41 (c)	93,002	92,318
5.5% 9/1/52 to 8/1/53	19,032,660	18,924,918
6% 11/1/52 to 6/1/53	5,716,131	5,761,887
6.5% 12/1/23 to 5/1/38	57,361	58,732
6.688% 2/1/39 (c)	38,832	39,346
7% to 7% 7/1/26 to 5/1/30	55,316	56,597
7.5% to 7.5% 8/1/25 to 9/1/32	68,786	71,980
8% 3/1/37	4,990	5,389
9% 10/1/30	16,610	17,653
TOTAL FANNIE MAE		295,294,533
Freddie Mac - 27.5%
12 month U.S. LIBOR + 1.500% 3.824% 3/1/36 (c)(d)	20,687	20,687
12 month U.S. LIBOR + 1.750% 4% 12/1/40 (c)(d)	62,842	63,524
12 month U.S. LIBOR + 1.750% 4% 9/1/41 (c)(d)	24,103	24,450
12 month U.S. LIBOR + 1.900% 4.936% 10/1/42 (c)(d)	10,080	10,102
12 month U.S. LIBOR + 1.960% 5.711% 6/1/33 (c)(d)	16,532	16,639
12 month U.S. LIBOR + 2.040% 6.256% 7/1/36 (c)(d)	10,494	10,621
12 month U.S. LIBOR + 2.200% 4.45% 12/1/36 (c)(d)	22,752	23,133
REFINITIV USD IBOR CONSUMER CA + 2.020% 7.385% 6/1/37 (c)(d)	55,580	56,543
REFINITIV USD IBOR CONSUMER CA + 2.680% 7.524% 10/1/35 (c)(d)	1,206	1,240
U.S. TREASURY 1 YEAR INDEX + 2.230% 5.356% 5/1/34 (c)(d)	348	350
1.5% 7/1/35 to 6/1/51	14,106,997	11,196,252
2% 3/1/36 to 4/1/52	46,939,169	38,657,621
2.5% 1/1/28 to 4/1/52	58,082,714	49,232,949
3% 12/1/30 to 3/1/52	29,701,012	25,996,549
3.5% 3/1/32 to 4/1/52	22,987,246	20,962,206
4% 1/1/36 to 10/1/52	14,721,561	13,841,904
4% 4/1/48	4,522	4,246
4.5% 7/1/25 to 9/1/52	23,390,495	22,324,979
5% 7/1/33 to 8/1/53	17,898,054	17,455,603
5.5% 9/1/52 to 8/1/53 (e)	26,051,953	25,932,060
6% 3/1/24 to 7/1/53	6,090,523	6,201,142
6.5% 1/1/24 to 1/1/53	1,636,035	1,665,279
7% 3/1/26 to 9/1/36	87,245	89,984
7.5% 1/1/27 to 7/1/34	154,366	161,053
TOTAL FREDDIE MAC		233,949,116
Ginnie Mae - 24.7%
3% 6/15/42 to 4/15/45	848,933	761,813
3.5% 9/20/40 to 7/20/46	2,619,576	2,418,358
4% 7/20/33 to 5/20/49	7,552,173	7,181,066
4.5% 4/20/35 to 3/20/46	2,573,913	2,506,049
5% 5/15/39 to 4/20/48	731,991	727,906
5.5% 12/15/38 to 9/15/39	65,976	66,864
6.5% 10/15/34 to 7/15/36	24,891	25,492
7% to 7% 1/15/26 to 4/20/32	73,315	75,147
7.5% to 7.5% 10/15/23 to 11/15/29	13,421	13,760
8% 4/15/24 to 10/15/25	3,407	3,428
8.5% 11/15/27 to 10/15/28	4,865	5,001
2% 11/20/50 to 4/20/51	14,351,454	11,879,161
2% 9/1/53 (f)	5,825,000	4,805,627
2% 9/1/53 (f)	12,750,000	10,518,755
2% 9/1/53 (f)	16,850,000	13,901,257
2% 9/1/53 (f)	2,900,000	2,392,501
2% 9/1/53 (f)	4,000,000	3,300,002
2% 9/1/53 (f)	6,400,000	5,280,003
2% 10/1/53 (f)	1,700,000	1,403,961
2% 10/1/53 (f)	21,000,000	17,343,054
2.5% 6/20/51 to 12/20/51	6,480,110	5,522,857
2.5% 9/1/53 (f)	4,725,000	4,021,795
2.5% 9/1/53 (f)	8,650,000	7,362,652
2.5% 9/1/53 (f)	8,600,000	7,320,093
2.5% 9/1/53 (f)	8,950,000	7,618,004
2.5% 9/1/53 (f)	6,950,000	5,915,657
2.5% 10/1/53 (f)	4,150,000	3,535,775
3% 9/1/53 (f)	12,650,000	11,123,065
3% 9/1/53 (f)	8,425,000	7,408,049
3% 9/1/53 (f)	8,650,000	7,605,891
3% 9/1/53 (f)	3,200,000	2,813,740
3% 9/1/53 (f)	425,000	373,700
3% 10/1/53 (f)	12,250,000	10,778,526
3.5% 9/1/53 (f)	300,000	272,386
3.5% 9/1/53 (f)	1,450,000	1,316,534
3.5% 9/1/53 (f)	3,850,000	3,495,625
3.5% 9/1/53 (f)	2,850,000	2,587,670
3.5% 9/1/53 (f)	3,025,000	2,746,562
3.5% 9/1/53 (f)	3,025,000	2,746,562
3.5% 9/1/53 (f)	5,000,000	4,539,773
3.5% 10/1/53 (f)	2,600,000	2,361,190
4% 9/1/53 (f)	5,700,000	5,311,767
4% 9/1/53 (f)	4,400,000	4,100,311
4.5% 9/1/53 (f)	4,350,000	4,145,475
4.5% 9/1/53 (f)	1,650,000	1,572,421
5% 9/1/53 (f)	800,000	778,478
5% 9/1/53 (f)	8,800,000	8,563,260
TOTAL GINNIE MAE		210,547,023
Uniform Mortgage Backed Securities - 23.2%
1.5% 9/1/53 (f)	5,225,000	3,938,969
1.5% 9/1/53 (f)	4,375,000	3,298,180
2% 9/1/53 (f)	12,600,000	10,030,413
2% 9/1/53 (f)	8,850,000	7,045,171
2% 9/1/53 (f)	5,675,000	4,517,666
2% 9/1/53 (f)	4,300,000	3,423,077
2% 9/1/53 (f)	2,275,000	1,811,047
2% 9/1/53 (f)	1,625,000	1,293,605
2% 9/1/53 (f)	3,300,000	2,627,013
2% 9/1/53 (f)	13,900,000	11,065,297
2% 9/1/53 (f)	5,800,000	4,617,174
2% 9/1/53 (f)	13,400,000	10,667,264
2% 9/1/53 (f)	8,900,000	7,084,974
2% 9/1/53 (f)	22,050,000	17,553,222
2% 9/1/53 (f)	2,150,000	1,711,539
2% 10/1/53 (f)	20,800,000	16,581,704
2% 10/1/53 (f)	8,350,000	6,656,597
2% 10/1/53 (f)	8,350,000	6,656,597
2% 10/1/53 (f)	12,500,000	9,964,966
2.5% 9/1/53 (f)	5,000,000	4,143,946
2.5% 9/1/53 (f)	5,400,000	4,475,461
2.5% 9/1/53 (f)	3,800,000	3,149,399
2.5% 9/1/53 (f)	2,300,000	1,906,215
3% 9/1/53 (f)	1,800,000	1,550,742
3% 9/1/53 (f)	3,600,000	3,101,484
3% 9/1/53 (f)	575,000	495,376
3% 9/1/53 (f)	2,100,000	1,809,199
3.5% 9/1/53 (f)	12,700,000	11,348,145
4% 9/1/53 (f)	1,375,000	1,269,297
4% 9/1/53 (f)	775,000	715,422
4% 9/1/53 (f)	625,000	576,953
5% 9/1/38 (f)	2,700,000	2,666,883
5% 9/1/38 (f)	4,400,000	4,346,031
5% 9/1/53 (f)	13,900,000	13,478,113
5.5% 9/1/53 (f)	5,975,000	5,902,180
5.5% 9/1/53 (f)	4,000,000	3,951,250
5.5% 9/1/53 (f)	1,750,000	1,728,672
5.5% 9/1/53 (f)	750,000	740,859
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		197,900,102
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $945,585,449)		937,690,774

Asset-Backed Securities - 4.5%
	Principal Amount (a)	Value ($)
Capital One Multi-Asset Execution Trust:
Series 2019-A3 Class A3, 2.06% 8/15/28	2,500,000	2,295,074
Series 2023-A1 Class A, 4.42% 5/15/28	7,730,000	7,591,194
Carmax Auto Owner Trust Series 2023 2 Class A2A, 5.5% 6/15/26	2,764,000	2,756,471
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (g)	214,906	205,720
Citi Mortgage Loan Trust Series 2007-1 Class 1A, CME Term SOFR 1 Month Index + 1.460% 6.7794% 10/25/37 (c)(d)(g)	68,264	68,102
Discover Card Execution Note Trust Series 2023-A2 Class A, 4.93% 6/15/28	4,300,000	4,275,767
Dllaa 2023-1A Series 2023-1A:
Class A2, 5.93% 7/20/26 (g)	225,000	225,181
Class A3, 5.64% 2/22/28 (g)	171,000	171,690
Ford Credit Auto Owner Trust:
Series 2018-1 Class A, 3.19% 7/15/31 (g)	5,400,000	5,205,312
Series 2020-2 Class A, 1.06% 4/15/33 (g)	4,600,000	4,187,654
Ford Credit Floorplan Master Owner Trust Series 2023-1 Class A1, 4.92% 5/15/28 (g)	740,000	731,137
GM Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25	151,000	150,539
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	359,000	360,919
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	174,000	173,914
GMF Floorplan Owner Revolving Trust Series 2023-1 Class A1, 5.34% 6/15/28 (g)	1,296,000	1,294,338
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (g)	10,460	7,919
Honda Auto Receivables Series 2023-2 Class A3, 4.93% 11/15/27	243,000	241,329
Honda Auto Receivables 2023-3 Series 2023-3 Class A3, 5.41% 2/18/28	1,000,000	1,002,396
Hyundai Auto Lease Securitizat Series 2023-B Class A2A, 5.47% 9/15/25 (g)	353,000	352,033
Marlette Funding Trust 2023-3 Series 2023-3A Class A, 6.49% 9/15/33 (g)	497,000	496,769
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (g)	976,493	814,340
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (g)	1,378,000	1,374,444
Toyota Lease Owner Trust Series 2023 A:
Class A2, 5.3% 8/20/25 (g)	327,000	325,522
Class A3, 4.93% 4/20/26 (g)	272,000	269,184
Vcat 2021-Npl5 LLC Series 2021-NPL5 Class A1, 1.8677% 8/25/51 (c)(g)	851,984	810,844
Verizon Master Trust:
Series 2021-1 Class A, 0.5% 5/20/27	938,000	902,603
Series 2023 2 Class A, 4.89% 4/13/28	790,000	782,352
World Omni Auto Receivables Trust:
Series 2023 B:
Class A2A, 5.25% 11/16/26	156,000	155,247
Class A3, 4.66% 5/15/28	288,000	283,941
Series 2023-C Class A3, 5.15% 11/15/28	214,000	213,651
World Omni Automobile Lease Series 2023-A Class A2A, 5.47% 11/17/25	289,000	288,003
TOTAL ASSET-BACKED SECURITIES (Cost $38,010,087)		38,013,589

Collateralized Mortgage Obligations - 7.2%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.6%
Ajax Mortgage Loan Trust sequential payer:
Series 2021-C Class A, 2.115% 1/25/61 (g)	239,825	224,214
Series 2021-E Class A1, 1.74% 12/25/60 (g)	1,855,017	1,544,530
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (c)(g)	143,408	137,143
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (g)	163,077	158,838
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (c)(g)	39,963	39,278
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 4.2795% 5/27/37 (c)(d)(g)	136,859	130,614
Series 2014-3R Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (c)(d)(g)(h)	70,297	7
MFA Trust sequential payer Series 2022-RPL1 Class A1, 3.3% 8/25/61 (g)	1,020,035	922,504
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (g)	350,583	319,270
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (g)	1,016,198	902,533
Oceanview Trust sequential payer Series 2021-1 Class A, 1.2187% 12/29/51 (c)(g)	117,187	115,013
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (g)	102,151	96,298
Preston Ridge Partners Mortgage Trust Series 2021-RPL1 Class A1, 1.319% 7/25/51 (g)	144,815	127,485
RMF Buyout Issuance Trust:
sequential payer Series 2021-HB1 Class A, 1.2586% 11/25/31 (g)	247,929	236,686
Series 2020-HB1 Class A1, 1.7188% 10/25/50 (g)	375,383	345,153
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, CME Term SOFR 1 Month Index + 0.750% 6.0694% 9/25/43 (c)(d)	294,308	275,555
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 6.0727% 9/25/33 (c)	32,593	31,075
TOTAL PRIVATE SPONSOR		5,606,196
U.S. Government Agency - 6.6%
Fannie Mae:
floater Series 2003-118 Class S, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6979% 12/25/33 (c)(i)(j)	30,220	4,069
planned amortization class:
Series 1999-17 Class PG, 6% 4/25/29	31,447	31,464
Series 1999-32 Class PL, 6% 7/25/29	37,706	37,807
Series 1999-33 Class PK, 6% 7/25/29	28,143	28,210
Series 2001-52 Class YZ, 6.5% 10/25/31	4,419	4,493
Series 2005-39 Class TE, 5% 5/25/35	66,764	66,520
Series 2005-73 Class SA, 17.500% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 3.5046% 8/25/35 (c)(d)(j)	2,176	2,164
Series 2012-149:
Class DA, 1.75% 1/25/43	32,160	28,884
Class GA, 1.75% 6/25/42	35,279	31,607
Series 2021-69 Class JK, 1.5% 10/25/51	455,808	365,515
sequential payer:
Series 2001-20 Class Z, 6% 5/25/31	34,443	34,608
Series 2001-31 Class ZC, 6.5% 7/25/31	13,482	13,509
Series 2002-16 Class ZD, 6.5% 4/25/32	7,611	7,752
Series 2002-74 Class SV, 7.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.1479% 11/25/32 (c)(i)(j)	7,459	179
Series 2012-67 Class AI, 4.5% 7/25/27 (i)	10,382	251
Series 2020-101 Class BA, 1.5% 9/25/45	473,175	395,035
Series 2020-43 Class MA, 2% 1/25/45	1,061,286	929,416
Series 2020-49 Class JA, 2% 8/25/44	181,664	161,312
Series 2020-80 Class BA, 1.5% 3/25/45	739,157	620,224
Series 2021-68 Class A, 2% 7/25/49	359,161	288,048
Series 2021-85 Class L, 2.5% 8/25/48	196,320	169,354
Series 2021-95:
Class 0, 2.5% 9/25/48	318,307	273,344
Class BA, 2.5% 6/25/49	476,562	409,784
Series 2021-96 Class HA, 2.5% 2/25/50	323,836	281,114
Series 2022-1 Class KA, 3% 5/25/48	313,774	278,946
Series 2022-11 Class B, 3% 6/25/49	559,242	501,803
Series 2022-13:
Class HA, 3% 8/25/46	808,309	737,652
Class JA, 3% 5/25/48	453,908	405,156
Series 2022-3:
Class D, 2% 2/25/48	797,143	683,480
Class N, 2% 10/25/47	2,546,462	2,129,154
Series 2022-30 Class E, 4.5% 7/25/48	907,699	872,319
Series 2022-4 Class B, 2.5% 5/25/49	236,518	203,040
Series 2022-49 Class TC, 4% 12/25/48	290,181	277,194
Series 2022-7:
Class A, 3% 5/25/48	446,851	397,300
Class E, 2.5% 11/25/47	473,100	414,348
Series 2022-9 Class BA, 3% 5/25/48	608,499	542,528
Series 06-116 Class SG, 6.520% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2379% 12/25/36 (c)(i)(j)	18,738	1,657
Series 07-40 Class SE, 6.320% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.0379% 5/25/37 (c)(i)(j)	10,681	1,096
Series 1993-165 Class SH, 19.800% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 4.5198% 9/25/23 (c)(d)(j)	7	7
Series 2003-21 Class SK, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6979% 3/25/33 (c)(i)(j)	7,389	789
Series 2005-79 Class ZC, 5.9% 9/25/35	62,559	62,609
Series 2007-57 Class SA, 40.600% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 8.2076% 6/25/37 (c)(d)(j)	35,789	42,154
Series 2007-66 Class SB, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 7.1876% 7/25/37 (c)(d)(j)	7,635	8,174
Series 2008-12 Class SG, 6.230% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.9479% 3/25/38 (c)(i)(j)	53,365	4,558
Series 2010-135:
Class LS, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.6479% 12/25/40 (c)(i)(j)	54,207	2,963
Class ZA, 4.5% 12/25/40	21,600	21,288
Series 2010-139 Class NI, 4.5% 2/25/40 (i)	10,625	147
Series 2010-150 Class ZC, 4.75% 1/25/41	233,578	228,292
Series 2010-95 Class ZC, 5% 9/25/40	510,660	505,012
Series 2011-4 Class PZ, 5% 2/25/41	77,727	73,973
Series 2011-67 Class AI, 4% 7/25/26 (i)	3,678	81
Series 2012-100 Class WI, 3% 9/25/27 (i)	87,463	3,363
Series 2012-14 Class JS, 6.530% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2479% 12/25/30 (c)(i)(j)	3,720	6
Series 2012-9 Class SH, 6.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1479% 6/25/41 (c)(i)(j)	7,721	49
Series 2013-133 Class IB, 3% 4/25/32 (i)	28,825	679
Series 2013-134 Class SA, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.6479% 1/25/44 (c)(i)(j)	32,686	3,068
Series 2013-51 Class GI, 3% 10/25/32 (i)	38,198	2,140
Series 2013-N1 Class A, 6.600% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.3179% 6/25/35 (c)(i)(j)	57,431	3,932
Series 2015-42 Class IL, 6% 6/25/45 (i)	211,116	35,591
Series 2015-70 Class JC, 3% 10/25/45	274,792	256,149
Series 2017-30 Class AI, 5.5% 5/25/47 (i)	126,663	21,559
Series 2020-45 Class JL, 3% 7/25/40	49,506	44,572
Series 2021-59 Class H, 2% 6/25/48	203,650	166,013
Series 2021-66:
Class DA, 2% 1/25/48	219,996	179,924
Class DM, 2% 1/25/48	233,793	191,208
Fannie Mae Stripped Mortgage-Backed Securities:
Series 348 Class 14, 6.5% 8/25/34 (c)(i)	15,656	3,027
Series 351:
Class 12, 5.5% 4/25/34 (c)(i)	9,798	1,629
Class 13, 6% 3/25/34 (i)	14,534	2,642
Series 359 Class 19, 6% 7/25/35 (c)(i)	8,508	1,603
Series 384 Class 6, 5% 7/25/37 (i)	28,063	4,758
Freddie Mac:
planned amortization class:
Series 2017-4676 Class VD, 4% 8/15/37	74,781	73,559
Series 2017-4746 Class PA, 4% 2/15/47	189,916	179,994
Series 2021-5141 Class JM, 1.5% 4/25/51	766,934	613,934
Series 2021-5148:
Class AD, 1.5% 10/25/51	449,394	361,176
Class PC, 1.5% 10/25/51	449,281	357,179
Series 2095 Class PE, 6% 11/15/28	38,183	38,625
Series 2104 Class PG, 6% 12/15/28	12,354	12,407
Series 2121 Class MG, 6% 2/15/29	16,158	16,224
Series 2154 Class PT, 6% 5/15/29	30,301	30,431
Series 2162 Class PH, 6% 6/15/29	3,741	3,748
Series 2520 Class BE, 6% 11/15/32	31,371	31,919
Series 2693 Class MD, 5.5% 10/15/33	447,696	445,467
Series 2802 Class OB, 6% 5/15/34	54,909	55,247
Series 3002 Class NE, 5% 7/15/35	41,438	41,310
Series 3189 Class PD, 6% 7/15/36	38,454	39,256
Series 3415 Class PC, 5% 12/15/37	14,436	14,141
Series 3806 Class UP, 4.5% 2/15/41	84,377	82,126
Series 3832 Class PE, 5% 3/15/41	172,080	171,398
Series 4135 Class AB, 1.75% 6/15/42	26,354	23,591
sequential payer:
Series 2015-4492 Class LB, 4% 3/15/44	51,659	50,857
Series 2015-4506 Class LB, 4% 4/15/44	91,374	89,973
Series 2015-4522 Class LB, 4% 6/15/44	64,886	63,853
Series 2015-4535 Class LB, 4% 8/15/44	66,432	65,360
Series 2016-4636 Class AE, 4% 7/15/42	118,084	116,187
Series 2017-4646 Class LA, 4% 9/15/45	154,575	149,589
Series 2017-4661 Class AC, 4% 4/15/43	84,088	82,445
Series 2020-4993 Class LA, 2% 8/25/44	1,017,004	898,503
Series 2020-5018:
Class LC, 3% 10/25/40	332,206	299,138
Class LY, 3% 10/25/40	251,716	226,706
Series 2020-5058 Class BE, 3% 11/25/50	937,752	804,608
Series 2021-5175 Class CB, 2.5% 4/25/50	1,157,237	991,011
Series 2021-5180 Class KA, 2.5% 10/25/47	233,688	204,871
Series 2022-5189:
Class DA, 2.5% 5/25/49	240,297	205,460
Class TP, 2.5% 5/25/49	385,561	333,284
Series 2022-5190:
Class BA, 2.5% 11/25/47	228,518	197,383
Class CA, 2.5% 5/25/49	322,447	275,484
Series 2022-5191 Class CA, 2.5% 4/25/50	275,116	236,008
Series 2022-5197:
Class A, 2.5% 6/25/49	322,448	278,647
Class DA, 2.5% 11/25/47	173,558	149,950
Series 2022-5198 Class BA, 2.5% 11/25/47	848,766	742,473
Series 2022-5200 Class C, 3% 5/25/48	2,330,904	2,103,718
Series 2022-5201 Class EB, 3% 2/25/48	7,167,884	6,479,195
Series 2022-5202:
Class AG, 3% 1/25/49	306,507	272,989
Class LB, 2.5% 10/25/47	185,302	159,706
Class UA, 3% 4/25/50	2,214,445	1,963,515
Series 2022-5248 Class A, 4% 4/15/48	1,452,355	1,391,194
Series 2114 Class ZM, 6% 1/15/29	5,338	5,362
Series 2135 Class JE, 6% 3/15/29	16,017	16,246
Series 2274 Class ZM, 6.5% 1/15/31	12,265	12,286
Series 2281 Class ZB, 6% 3/15/30	7,598	7,632
Series 2357 Class ZB, 6.5% 9/15/31	26,092	26,431
Series 2502 Class ZC, 6% 9/15/32	24,035	24,458
Series 3871 Class KB, 5.5% 6/15/41	166,713	170,093
Series 06-3115 Class SM, 6.480% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.297% 2/15/36 (c)(i)(j)	14,185	1,121
Series 1658 Class GZ, 7% 1/15/24	1,659	1,658
Series 2013-4281 Class AI, 4% 12/15/28 (i)	14,807	190
Series 2017-4683 Class LM, 3% 5/15/47	246,577	229,790
Series 2020-5000 Class BA, 2% 4/25/45	759,619	663,729
Series 2020-5041 Class LB, 3% 11/25/40	564,698	508,356
Series 2021-5083 Class VA, 1% 8/15/38	1,134,822	1,048,124
Series 2021-5133 Class BA, 1.5% 7/25/41	2,572,455	1,931,591
Series 2021-5176 Class AG, 2% 1/25/47	878,830	748,965
Series 2021-5182 Class A, 2.5% 10/25/48	1,513,767	1,298,756
Series 2022-5207 Class PA, 3% 6/25/51	5,287,808	4,594,255
Series 2022-5210 Class AB, 3% 1/25/42	1,614,054	1,460,760
Series 2022-5214 Class CB, 3.25% 4/25/52	4,101,498	3,731,493
Series 2380 Class SY, 8.080% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.897% 11/15/31 (c)(i)(j)	41,622	1,285
Series 2587 Class IM, 6.5% 3/15/33 (i)	12,964	2,196
Series 2933 Class ZM, 5.75% 2/15/35	146,065	148,513
Series 2935 Class ZK, 5.5% 2/15/35	157,454	159,437
Series 2947 Class XZ, 6% 3/15/35	79,923	81,391
Series 2996 Class ZD, 5.5% 6/15/35	98,913	99,881
Series 3237 Class C, 5.5% 11/15/36	129,888	129,351
Series 3244 Class SG, 6.540% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.357% 11/15/36 (c)(i)(j)	46,287	3,875
Series 3287 Class SD, 6.630% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.447% 3/15/37 (c)(i)(j)	64,902	5,903
Series 3297 Class BI, 6.640% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.457% 4/15/37 (c)(i)(j)	91,082	9,747
Series 3336 Class LI, 6.460% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.277% 6/15/37 (c)(i)(j)	35,181	3,515
Series 3949 Class MK, 4.5% 10/15/34	29,372	28,816
Series 4055 Class BI, 3.5% 5/15/31 (i)	24,903	475
Series 4149 Class IO, 3% 1/15/33 (i)	21,151	1,622
Series 4314 Class AI, 5% 3/15/34 (i)	7,071	179
Series 4427 Class LI, 3.5% 2/15/34 (i)	99,336	5,562
Series 4471 Class PA 4% 12/15/40	135,069	130,584
target amortization class Series 2017-4692 Class KB, 4% 10/15/46	392,106	372,836
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	14,477	14,482
Freddie Mac Multi-family Structured pass-thru certificates:
planned amortization class Series 20XX-5165 Class PC, 1.5% 11/25/51	572,103	461,511
sequential payer Series 2021-5159 Class GC, 2% 11/25/47	187,659	160,456
Series 4386 Class AZ, 4.5% 11/15/40	362,597	348,305
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.570% - CME Term SOFR 1 Month Index 1.2629% 6/16/37 (c)(i)(j)	22,249	2,046
Series 2010-H17 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.76% 7/20/60 (c)(d)(k)	54,824	54,414
Series 2010-H18 Class AF, CME Term SOFR 1 Month Index + 0.410% 5.5553% 9/20/60 (c)(d)(k)	58,509	58,050
Series 2010-H19 Class FG, CME Term SOFR 1 Month Index + 0.410% 5.5553% 8/20/60 (c)(d)(k)	45,433	45,052
Series 2011-H13 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.7553% 4/20/61 (c)(d)(k)	16,661	16,576
Series 2012-H21 Class DF, CME Term SOFR 1 Month Index + 0.760% 4.8711% 5/20/61 (c)(d)(k)	1,627	1,603
Series 2019-11 Class F, CME Term SOFR 1 Month Index + 0.510% 5.8285% 1/20/49 (c)(d)	85,149	83,473
Series 2019-128 Class FH, CME Term SOFR 1 Month Index + 0.610% 5.9285% 10/20/49 (c)(d)	135,357	130,934
Series 2019-23 Class NF, CME Term SOFR 1 Month Index + 0.560% 5.8785% 2/20/49 (c)(d)	267,521	260,848
planned amortization class:
Series 2010-158 Class MS, 9.770% - CME Term SOFR 1 Month Index 0% 12/20/40 (c)(j)	192,888	151,483
Series 2011-136 Class WI, 4.5% 5/20/40 (i)	8,100	531
Series 2016-69 Class WA, 3% 2/20/46	109,472	99,343
Series 2017-134 Class BA, 2.5% 11/20/46	40,761	36,000
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	65,400	63,706
Series 2010-160 Class DY, 4% 12/20/40	358,917	343,019
Series 2010-170 Class B, 4% 12/20/40	79,274	75,753
Series 2017-139 Class BA, 3% 9/20/47	437,577	390,565
Series 2004-32 Class GS, 6.380% - CME Term SOFR 1 Month Index 1.0729% 5/16/34 (c)(i)(j)	41,013	2,555
Series 2004-73 Class AL, 7.080% - CME Term SOFR 1 Month Index 1.7729% 8/17/34 (c)(i)(j)	13,965	1,376
Series 2011-52 Class HI, 7% 4/16/41 (i)	153,705	22,983
Series 2012-76 Class GS, 6.580% - CME Term SOFR 1 Month Index 1.2729% 6/16/42 (c)(i)(j)	76,021	6,355
Series 2013-149 Class MA, 2.5% 5/20/40	251,017	238,682
Series 2015-H13 Class HA, 2.5% 8/20/64 (k)	5,336	4,965
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 5.7% 8/20/66 (c)(d)(k)	523,513	521,125
TOTAL U.S. GOVERNMENT AGENCY		56,188,789
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $62,377,381)		61,794,985

Commercial Mortgage Securities - 17.7%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.461% 1/15/39 (c)(d)(g)	1,800,000	1,751,032
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (g)	259,000	235,911
BANK:
sequential payer:
Series 2017-BNK9 Class A4, 3.538% 11/15/54	1,557,188	1,431,661
Series 2018-BN10 Class A4, 3.428% 2/15/61	398,505	366,452
Series 2018-BN15 Class A3, 4.138% 11/15/61	2,465,754	2,328,685
Series 2020-BN25 Class XB, 0.532% 1/15/63 (c)(i)	6,959,678	162,524
Series 2021-BN33 Class XA, 1.1682% 5/15/64 (c)(i)	4,832,575	261,211
Bank 2018-Bnk13 sequential payer Series 2018-BN13 Class A4, 3.953% 8/15/61	600,000	559,830
BANK Trust sequential payer Series 2017-BNK5 Class A5, 3.39% 6/15/60	1,480,783	1,364,946
Benchmark 2023-V3 Mtg Trust:
sequential payer Series 2023-V3 Class A3, 6.3629% 7/15/56	700,000	717,435
Series 2023-V3 Class XA, 1.0536% 7/15/56 (c)	44,614,781	1,537,300
Benchmark Mortgage Trust Series 2019-B14 Class XA, 0.8991% 12/15/62 (c)(i)	12,826,876	364,689
BFLD Trust floater sequential payer Series 2020-OBRK Class A, CME Term SOFR 1 Month Index + 2.160% 7.4745% 11/15/28 (c)(d)(g)	271,000	270,220
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.1755% 9/15/26 (c)(d)(g)	752,731	719,783
Bmo 2023-5C1 Mtg Trust sequential payer Series 2023-5C1 Class A3, 6.534% 8/15/56	5,700,000	5,866,633
Bmo 2023-C6 Mtg Trust Series 2023-C6 Class XA, 0.9828% 9/15/56 (c)(i)	19,100,000	1,108,123
BPR Trust floater Series 2022-OANA Class A, CME Term SOFR 1 Month Index + 1.890% 7.2085% 4/15/37 (c)(d)(g)	4,039,509	3,966,523
BX Commercial Mortgage Trust floater Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.0768% 5/15/38 (c)(d)(g)	529,080	518,781
BX Trust:
floater Series 2019-XL Class C, CME Term SOFR 1 Month Index + 1.360% 6.675% 10/15/36 (c)(d)(g)	1,389,548	1,379,002
floater sequential payer:
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.345% 10/15/36 (c)(d)(g)	3,455,975	3,447,229
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.0955% 6/15/38 (c)(d)(g)	2,489,053	2,440,612
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class A, CME Term SOFR 1 Month Index + 1.180% 6.4955% 12/15/37 (c)(d)(g)	1,650,000	1,641,653
CD Mortgage Trust sequential payer Series 2017-CD5 Class A3, 3.171% 8/15/50	250,000	228,892
CFCRE Commercial Mortgage Trust sequential payer Series 2016-C7 Class A2, 3.5853% 12/10/54	1,583,583	1,485,297
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.375% 11/15/36 (c)(d)(g)	192,502	189,231
Class B, CME Term SOFR 1 Month Index + 1.360% 6.675% 11/15/36 (c)(d)(g)	246,797	240,206
Citigroup Commercial Mortgage Trust:
sequential payer Series 2016-P4 Class A4, 2.902% 7/10/49	2,000,000	1,833,626
Series 2015-GC27 Class A5, 3.137% 2/10/48	1,400,000	1,345,008
Series 2015-GC33 Class XA, 1.0226% 9/10/58 (c)(i)	7,645,753	108,742
Series 2016-P6 Class XA, 0.6977% 12/10/49 (c)(i)	6,182,753	89,014
Series 2019-GC41 Class XA, 1.1682% 8/10/56 (c)(i)	5,013,915	200,527
Citigroup Commercial Mtg Trust 2018-C6 sequential payer Series 2018-C6 Class A3, 4.145% 11/10/51	1,500,000	1,403,610
COMM Mortgage Trust:
sequential payer Series 2015-CR24 Class A5, 3.696% 8/10/48	1,230,000	1,176,941
Series 2014-CR20 Class XA, 1.0744% 11/10/47 (c)(i)	1,744,435	11,170
Series 2014-LC17 Class XA, 0.8075% 10/10/47 (c)(i)	5,174,199	23,445
Series 2014-UBS6 Class XA, 0.9784% 12/10/47 (c)(i)	4,187,048	27,808
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, CME Term SOFR 1 Month Index + 1.020% 6.338% 5/15/36 (c)(d)(g)	5,968,152	5,961,315
Class B, CME Term SOFR 1 Month Index + 1.270% 6.588% 5/15/36 (c)(d)(g)	3,092,307	3,083,381
Series 2018-SITE Class A, 4.284% 4/15/36 (g)	331,695	322,068
CSAIL Commercial Mortgage Trust sequential payer Series 2015-C4 Class A3, 3.5438% 11/15/48	1,489,486	1,432,746
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1265% 11/15/38 (c)(d)(g)	3,560,000	3,484,061
Class B, CME Term SOFR 1 Month Index + 1.230% 6.5457% 11/15/38 (c)(d)(g)	460,000	449,611
Extended Stay America Trust floater Series 2021-ESH Class A, CME Term SOFR 1 Month Index + 1.190% 6.5045% 7/15/38 (c)(d)(g)	437,073	432,861
Freddie Mac:
sequential payer:
Series 2015-K049 Class A2, 3.01% 7/25/25	52,815	50,682
Series 2015-K051 Class A2, 3.308% 9/25/25	83,911	80,764
Series 2019-K088 Class A2, 3.69% 1/25/29	5,500,000	5,220,323
Series 2020-K115 Class A2, 1.383% 6/25/30	35,000	28,101
Series 2020-K117 Class A2, 1.406% 8/25/30	1,600,000	1,280,688
Series 2021-K124 Class A2, 1.658% 12/25/30	15,000	12,106
Series 2021-K126 Class A2, 2.074% 1/25/31	592,313	492,401
Series 2021-K127 Class A2, 2.108% 1/25/31	2,132,829	1,775,353
Series 2022-150 Class A2, 3.71% 9/25/32	98,719	90,774
Series 2022-K144 Class A2, 2.45% 4/25/32	1,700,000	1,419,044
Series 2022-K149 Class A2, 3.53% 8/25/32	3,600,000	3,267,794
Series 2022-K747 Class A2, 2.05% 11/25/28	9,700,000	8,482,104
Series 2022-K750 Class A2, 3% 9/25/29	3,637,000	3,302,070
Series 2023-154 Class A2, 4.35% 1/25/33	590,000	569,430
Series 2023-155 Class A2, 4.25% 4/25/33	400,000	383,013
Series 2023-K-153 Class A2, 3.82% 12/25/32	710,000	657,510
Series 2023-K751 Class A2, 4.412% 3/25/30	200,000	195,095
Series 2020-K119 Class A2, 1.566% 9/25/30	35,000	28,261
Series 2022 K748 Class A2, 2.26% 1/25/29	11,600,000	10,209,075
Series K063 Class A2, 3.43% 1/25/27	3,000,000	2,856,516
Series K086 Class A2, 3.859% 11/25/28	1,869,000	1,789,951
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, CME Term SOFR 1 Month Index + 2.060% 7.3745% 9/15/31 (c)(d)(g)	1,761,908	1,737,758
Series 2018-HART Class A, CME Term SOFR 1 Month Index + 1.140% 6.463% 10/15/31 (c)(d)(g)	239,213	220,076
Series 2021-IP Class A, CME Term SOFR 1 Month Index + 1.060% 6.3755% 10/15/36 (c)(d)(g)	512,351	487,289
sequential payer:
Series 2015-GC30 Class A4, 3.382% 5/10/50	2,619,000	2,492,062
Series 2018-GS10:
Class A4, 3.89% 7/10/51	600,000	555,329
Class A5, 4.155% 7/10/51	400,000	369,074
Series 2018-GS9 Class A4, 3.992% 3/10/51	2,036,548	1,889,584
Series 2019-GC38 Class A3, 3.703% 2/10/52	1,400,000	1,275,293
Series 2014-GC20 Class XA, 1.167% 4/10/47 (c)(i)	1,453,409	2,357
Series 2015-GC34 Class XA, 1.3558% 10/10/48 (c)(i)	3,691,828	73,454
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.7986% 8/15/39 (c)(d)(g)	816,405	816,916
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class XA, 0.7157% 4/15/47 (c)(i)	997,140	1,921
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class ASB, 3.4743% 12/15/49	2,666,320	2,567,989
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (g)	443,741	401,222
Class XAFX, 1.2948% 7/5/33 (c)(g)(i)	3,810,547	75,237
LCCM Mortgage Loan Trust sequential payer Series 2017-LC26 Class A3, 3.289% 7/12/50 (g)	126,923	118,027
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1255% 7/15/38 (c)(d)(g)	332,189	325,727
Morgan Stanley BAML Trust Series 2015-C25 Class XA, 1.1795% 10/15/48 (c)(i)	4,399,687	60,813
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, CME Term SOFR 1 Month Index + 0.890% 6.208% 8/15/33 (c)(d)(g)	704,715	592,841
sequential payer:
Series 2017-HR2:
Class A3, 3.33% 12/15/50	594,684	542,989
Class A4, 3.587% 12/15/50	560,000	511,408
Series 2018-L1 Class A3, 4.139% 10/15/51	5,000,000	4,674,963
Series 2019-L2 Class A3, 3.806% 3/15/52	7,100,000	6,522,802
Series 2019-MEAD Class A, 3.17% 11/10/36 (g)	562,697	514,741
Series 2019-MEAD Class B, 3.283% 11/10/36 (c)(g)	81,443	71,799
Series 2021-L6 Class XA, 1.328% 6/15/54 (c)(i)	1,069,805	61,669
MSCCG Trust floater Series 2018-SELF Class A, CME Term SOFR 1 Month Index + 0.940% 6.258% 10/15/37 (c)(d)(g)	3,102,594	3,087,879
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9095% 10/15/36 (c)(d)(g)	2,330,449	2,270,497
Sfs Auto Receivables Securitiz sequential payer Series 2023-1A Class A2A, 5.89% 3/22/27 (g)	268,000	267,827
SREIT Trust floater:
Series 2021-FLWR Class A, CME Term SOFR 1 Month Index + 0.690% 6.001% 7/15/36 (c)(d)(g)	2,200,000	2,150,286
Series 2021-MFP:
Class A, CME Term SOFR 1 Month Index + 0.840% 6.1558% 11/15/38 (c)(d)(g)	861,710	844,410
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5048% 11/15/38 (c)(d)(g)	696,823	683,607
UBS Commercial Mortgage Trust:
sequential payer Series 2018-C9 Class A4, 4.117% 3/15/51	300,000	277,875
Series 2017-C7 Class XA, 1.1548% 12/15/50 (c)(i)	5,546,775	177,437
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, CME Term SOFR 1 Month Index + 1.310% 6.6255% 5/15/31 (c)(d)(g)	457,000	437,406
sequential payer:
Series 2012-C41 Class A3, 3.21% 11/15/50	5,000,000	4,528,046
Series 2017-C40 Class A3, 3.317% 10/15/50	6,565,000	6,028,985
Series 2018-C47 Class A3, 4.175% 9/15/61	5,000,000	4,720,965
Series 2015-C31 Class XA, 1.1045% 11/15/48 (c)(i)	3,851,653	60,556
Series 2017-C42 Class XA, 1.0056% 12/15/50 (c)(i)	7,383,595	219,202
Series 2018-C46 Class XA, 1.0822% 8/15/51 (c)(i)	3,784,659	91,577
WF-RBS Commercial Mortgage Trust:
Series 2014-C24 Class XA, 0.9821% 11/15/47 (c)(i)	2,880,299	17,608
Series 2014-LC14 Class XA, 1.3973% 3/15/47 (c)(i)	2,422,663	1,103
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $151,983,281)		150,989,456

Money Market Funds - 2.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (l) (Cost $23,034,885)	23,030,279	23,034,885

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (a)	Value ($)
Put Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.2575% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring June 2033	6/08/28	2,500,000	110,817

Call Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.2575% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring June 2033	6/08/28	2,500,000	91,192

TOTAL PURCHASED SWAPTIONS (Cost $198,226)			202,009

TOTAL INVESTMENT IN SECURITIES - 144.6% (Cost $1,241,596,440)	1,231,830,666
NET OTHER ASSETS (LIABILITIES) - (44.6)%	(379,986,126)
NET ASSETS - 100.0%	851,844,540

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/53	(1,700,000)	(1,402,499)
2% 9/1/53	(21,000,000)	(17,325,008)
2% 9/1/53	(6,300,000)	(5,197,503)
2.5% 9/1/53	(4,150,000)	(3,532,370)
3% 9/1/53	(12,250,000)	(10,771,348)
3% 9/1/53	(2,800,000)	(2,462,022)
3.5% 9/1/53	(2,600,000)	(2,360,682)

TOTAL GINNIE MAE		(43,051,432)

Uniform Mortgage Backed Securities
2% 9/1/53	(1,500,000)	(1,194,097)
2% 9/1/53	(20,800,000)	(16,558,142)
2% 9/1/53	(8,350,000)	(6,647,139)
2% 9/1/53	(8,350,000)	(6,647,139)
2% 9/1/53	(13,900,000)	(11,065,297)
2% 9/1/53	(12,500,000)	(9,950,806)
2.5% 9/1/53	(1,800,000)	(1,491,820)
2.5% 9/1/53	(1,400,000)	(1,160,305)
2.5% 9/1/53	(1,400,000)	(1,160,305)
2.5% 9/1/53	(1,700,000)	(1,408,941)
2.5% 9/1/53	(800,000)	(663,031)
2.5% 9/1/53	(1,800,000)	(1,491,820)
3% 9/1/53	(300,000)	(258,457)
4% 9/1/53	(300,000)	(276,938)
4% 9/1/53	(300,000)	(276,938)
4.5% 9/1/53	(5,700,000)	(5,405,203)
5% 9/1/53	(600,000)	(581,789)
5% 9/1/53	(3,000,000)	(2,908,945)
5% 9/1/53	(9,600,000)	(9,308,625)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(78,455,737)

TOTAL TBA SALE COMMITMENTS (Proceeds $120,431,478)		(121,507,169)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	191	Dec 2023	38,926,695	113,031	113,031

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	392	Dec 2023	43,524,250	(431,378)	(431,378)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	796	Dec 2023	85,109,813	(592,608)	(592,608)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	56	Dec 2023	6,814,500	(97,250)	(97,250)

TOTAL SOLD					(1,121,236)

TOTAL FUTURES CONTRACTS					(1,008,205)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 15.9%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $148,470,578.
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX N.A. BBB Index Series 16	Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	560,000	134,696	(161,149)	(26,453)
CMBX N.A. BBB- Index Series 16	Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	850,000	204,450	(247,448)	(42,998)
CMBX N.A. BBB- Index Series 16	Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	270,000	64,943	(67,314)	(2,371)
CMBX N.A. BBB- Index Series 16	Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	480,000	115,454	(117,368)	(1,914)
CMBX N.A. BBB- Index Series 16	Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	280,000	67,348	(79,887)	(12,539)
CMBX N.A. BBB- Index Series 16	Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	280,000	67,348	(75,372)	(8,024)
CMBX N.A. BBB- Index Series 16	Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	780,000	187,613	(190,446)	(2,833)
CMBX N.A. BBB- Index Series 16	Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	390,000	93,806	(98,228)	(4,422)

TOTAL CREDIT DEFAULT SWAPS						935,658	(1,037,212)	(101,554)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,296,064.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $2,984,927.

(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,476,780 or 7.9% of net assets.

(h)	Level 3 security
(i)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(j)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(k)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	-	389,179,818	366,144,933	1,173,321	-	-	23,034,885	0.1%
Total	-	389,179,818	366,144,933	1,173,321	-	-	23,034,885

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	20,104,968	-	20,104,968	-

U.S. Government Agency - Mortgage Securities	937,690,774	-	937,690,774	-

Asset-Backed Securities	38,013,589	-	38,013,589	-

Collateralized Mortgage Obligations	61,794,985	-	61,794,978	7

Commercial Mortgage Securities	150,989,456	-	150,989,456	-

Money Market Funds	23,034,885	23,034,885	-	-

Purchased Swaptions	202,009	-	202,009	-
Total Investments in Securities:	1,231,830,666	23,034,885	1,208,795,774	7
Derivative Instruments:

Assets
Futures Contracts	113,031	113,031	-	-
Swaps	935,658	-	935,658	-
Total Assets	1,048,689	113,031	935,658	-

Liabilities
Futures Contracts	(1,121,236)	(1,121,236)	-	-
Total Liabilities	(1,121,236)	(1,121,236)	-	-
Total Derivative Instruments:	(72,547)	(1,008,205)	935,658	-
Other Financial Instruments:

TBA Sale Commitments	(121,507,169)	-	(121,507,169)	-
Total Other Financial Instruments:	(121,507,169)	-	(121,507,169)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (c)	935,658	0
Total Credit Risk	935,658	0
Interest Rate Risk
Futures Contracts (a)	113,031	(1,121,236)
Purchased Swaptions (b)	202,009	0
Total Interest Rate Risk	315,040	(1,121,236)
Total Value of Derivatives	1,250,698	(1,121,236)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(b)Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.

(c)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,218,561,555)	$1,208,795,781
Fidelity Central Funds (cost $23,034,885)	23,034,885

Total Investment in Securities (cost $1,241,596,440)		$1,231,830,666
Receivable for investments sold		879
Receivable for TBA sale commitments		120,431,478
Receivable for fund shares sold		413,465
Interest receivable		2,665,517
Distributions receivable from Fidelity Central Funds		161,067
Bi-lateral OTC swaps, at value		935,658
Prepaid expenses		20,636
Total assets		1,356,459,366
Liabilities
Payable to custodian bank	$8,332
Payable for investments purchased
Regular delivery	3,406,639
Delayed delivery	378,543,140
TBA sale commitments, at value	121,507,169
Payable for fund shares redeemed	598,739
Distributions payable	11,051
Accrued management fee	217,049
Payable for daily variation margin on futures contracts	192,641
Other payables and accrued expenses	130,066
Total Liabilities		504,614,826
Net Assets		$851,844,540
Net Assets consist of:
Paid in capital		$863,510,713
Total accumulated earnings (loss)		(11,666,173)
Net Assets		$851,844,540
Net Asset Value, offering price and redemption price per share ($851,844,540 ÷ 87,479,108 shares)		$9.74

Statement of Operations
		For the period May 17, 2023 (commencement of operations) through August 31, 2023
Investment Income
Interest		$8,705,383
Income from Fidelity Central Funds		1,173,321
Total Income		9,878,704
Expenses
Management fee	$602,951
Custodian fees and expenses	13,477
Independent trustees' fees and expenses	348
Registration fees	149,038
Audit	76,417
Legal	10
Miscellaneous	2,437
Total expenses before reductions	844,678
Expense reductions	(133,436)
Total expenses after reductions		711,242
Net Investment income (loss)		9,167,462
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,992,256)
Futures contracts	2,569,636
Swaps	(16,788)
Total net realized gain (loss)		(439,408)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(9,765,774)
Futures contracts	(1,008,205)
Swaps	(101,554)
TBA Sale commitments	(1,075,691)
Total change in net unrealized appreciation (depreciation)		(11,951,224)
Net gain (loss)		(12,390,632)
Net increase (decrease) in net assets resulting from operations		$(3,223,170)
Statement of Changes in Net Assets

For the period May 17, 2023 (commencement of operations) through August 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,167,462
Net realized gain (loss)	(439,408)
Change in net unrealized appreciation (depreciation)	(11,951,224)
Net increase (decrease) in net assets resulting from operations	(3,223,170)
Distributions to shareholders	(8,443,003)

Share transactions
Proceeds from sales of shares	895,252,107
Reinvestment of distributions	8,422,421
Cost of shares redeemed	(40,163,815)

Net increase (decrease) in net assets resulting from share transactions	863,510,713
Total increase (decrease) in net assets	851,844,540

Net Assets
Beginning of period	-
End of period	$851,844,540

Other Information
Shares
Sold	90,712,836
Issued in reinvestment of distributions	857,249
Redeemed	(4,090,977)
Net increase (decrease)	87,479,108

Financial Highlights
Fidelity SAI Investment Grade Securitized Fund

Years ended August 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.126
Net realized and unrealized gain (loss)	(.267)
Total from investment operations	(.141)
Distributions from net investment income	(.119)
Total distributions	(.119)
Net asset value, end of period	$9.74
Total Return D,E	(1.42)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.39% H,I,J
Expenses net of fee waivers, if any	.35% J
Expenses net of all reductions	.35% J
Net investment income (loss)	4.51% J
Supplemental Data
Net assets, end of period (000 omitted)	$851,845
Portfolio turnover rate K	280% L,M

AFor the period May 17, 2023 (commencement of operations) through August 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HProxy expenses are not annualized.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

MPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity SAI Investment Grade Securitized Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker supplied valuations and are categorized as Level 2 in the heirarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,160,851
Gross unrealized depreciation	(13,444,045)
Net unrealized appreciation (depreciation)	$(11,283,194)
Tax Cost	$1,244,063,250

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$845,190
Capital loss carryforward	$(1,228,168)
Net unrealized appreciation (depreciation) on securities and other investments	$(11,283,194)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,228,168)
Total capital loss carryforward	$(1,228,168)

The tax character of distributions paid was as follows:

August 31, 2023
Ordinary Income	$8,443,003

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, swaps and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity SAI Investment Grade Securitized Fund
Credit Risk
Swaps	(16,788)	(101,554)
Total Credit Risk	(16,788)	(101,554)
Interest Rate Risk
Futures Contracts	2,569,636	(1,008,205)
Purchased Options	-	3,783
Total Interest Rate Risk	2,569,636	(1,004,422)
Totals	2,552,848	(1,105,976)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Investment Grade Securitized Fund	1,587,125,819	1,344,318,530

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity SAI Investment Grade Securitized Fund	55,367,924	543,713,017

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .30% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .35% of average net assets. This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $130,366.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $3,070.

8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Investment Grade Securitized Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Investment Grade Securitized Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 17, 2023 (commencement of operations) through August 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 17, 2023 (commencement of operations) through August 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 17, 2023 to August 31, 2023). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value	Ending Account Value August 31, 2023	Expenses Paid During Period

Fidelity® SAI Investment Grade Securitized Fund	.35%
Actual		$ 1,000	$ 985.80	$ 1.02C
Hypothetical-B		$ 1,000	$ 1,023.44	$ 1.79D

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 107 / 365 (to reflect the period May 17, 2023 to August 31, 2023).

D   Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 2.72% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $8,443,003 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Investment Grade Securitized Fund
At its November 2022 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also considered the fact that it oversees funds managed by FMR that have similar investment objectives and policies as the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is below the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total net expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.
The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 0.35% through December 31, 2024.
Based on its review, the Board concluded the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data were available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing each fund's shareholders.
Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

1.9908921.100
IVG-ANN-1023
Fidelity® SAI Low Duration Income Fund

Annual Report
August 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Low Duration Income Fund	4.54%	1.46%

A   From September 15, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Low Duration Income Fund, on September 15, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg US Treasury Bill: 6-9 Months Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Julian Potenza, Rob Galusza and David DeBiase:
For the fiscal year ending August 31, 2023, the fund gained 4.54%, outpacing, net of fees, the 3.11% advance of the benchmark Bloomberg U.S. Treasury Bill: 6-9 Month Index. During the 12 months, sector allocation and, to a lesser extent, security selection each contributed to the portfolio's result relative to the benchmark. Specifically, an emphasis on corporate bond investments versus the all-U.S.-Treasury benchmark aided performance. Allocations to financial institutions, especially banks, and industrials issuers were particularly helpful. An allocation to asset-backed securities, including collateralized loan obligations and car loan debt, also meaningfully contributed. There were no notable relative detractors among the fund's principal investment strategies. At period end, corporates made up about 65% of fund assets, down from roughly 67% a year ago. We increased the portfolio's exposure to U.S. Treasuries from about 8% to roughly 14% of assets, while keeping our allocation to asset-backed securities at roughly 16% and reducing the fund's cash position from approximately 6% to about 4% as of August 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 48.2%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.3%
AT&T, Inc. 0.9% 3/25/24	20,000,000	19,450,813
NTT Finance Corp. 0.583% 3/1/24 (b)	3,719,000	3,623,343
		23,074,156
Media - 0.2%
Magallanes, Inc. 3.428% 3/15/24	12,200,000	12,027,876
TOTAL COMMUNICATION SERVICES		35,102,032
CONSUMER DISCRETIONARY - 4.0%
Automobiles - 3.5%
American Honda Finance Corp. 3.55% 1/12/24	5,000,000	4,960,122
BMW U.S. Capital LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.530% 5.7468% 4/1/24 (b)(c)(d)	23,993,000	24,007,902
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.840% 6.0568% 4/1/25 (b)(c)(d)	13,000,000	13,078,260
Daimler Finance North America LLC:
0.75% 3/1/24 (b)	16,000,000	15,609,648
2.7% 6/14/24 (b)	5,000,000	4,885,756
3.65% 2/22/24 (b)	6,401,000	6,335,752
5.5% 11/27/24 (b)	18,800,000	18,771,845
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.300% 6.5271% 4/7/25 (c)(d)	13,000,000	13,019,434
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.8684% 10/15/24 (c)(d)	13,310,000	13,268,222
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.760% 5.9467% 3/8/24 (c)(d)	12,606,000	12,604,651
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 6.5056% 11/17/23 (c)(d)	8,000,000	8,010,473
1.05% 3/8/24	15,000,000	14,621,990
1.2% 10/15/24	12,700,000	12,040,551
3.95% 4/13/24	8,000,000	7,895,040
5.1% 1/17/24	7,000,000	6,977,313
Toyota Motor Corp. 0.681% 3/25/24	8,000,000	7,781,768
Volkswagen Group of America Finance LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.950% 6.136% 6/7/24 (b)(c)(d)	13,000,000	13,033,918
0.875% 11/22/23 (b)	10,000,000	9,893,511
4.25% 11/13/23 (b)	12,000,000	11,959,264
		218,755,420
Broadline Retail - 0.3%
Amazon.com, Inc. 0.45% 5/12/24	19,000,000	18,366,651
Hotels, Restaurants & Leisure - 0.2%
Starbucks Corp. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.420% 5.7275% 2/14/24 (c)(d)	11,071,000	11,071,221
TOTAL CONSUMER DISCRETIONARY		248,193,292
CONSUMER STAPLES - 2.0%
Beverages - 0.2%
Dr. Pepper Snapple Group, Inc. 0.75% 3/15/24	16,500,000	16,057,861
Consumer Staples Distribution & Retail - 0.5%
7-Eleven, Inc. 0.8% 2/10/24 (b)	7,898,000	7,718,958
Dollar General Corp. 4.25% 9/20/24	21,487,000	21,149,002
		28,867,960
Personal Care Products - 0.2%
Kenvue, Inc. 5.5% 3/22/25 (b)	13,500,000	13,547,275
Tobacco - 1.1%
Altria Group, Inc.:
3.8% 2/14/24	2,000,000	1,981,969
4% 1/31/24	7,000,000	6,943,387
BAT Capital Corp. 3.222% 8/15/24	25,000,000	24,379,863
Philip Morris International, Inc.:
2.875% 5/1/24	11,814,000	11,595,738
3.6% 11/15/23	9,000,000	8,963,730
5.125% 11/15/24	12,200,000	12,139,508
Reynolds American, Inc. 4.85% 9/15/23	2,500,000	2,499,144
		68,503,339
TOTAL CONSUMER STAPLES		126,976,435
ENERGY - 1.6%
Energy Equipment & Services - 0.1%
Baker Hughes Co. 1.231% 12/15/23	9,196,000	9,077,421
Oil, Gas & Consumable Fuels - 1.5%
Enbridge, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.630% 5.936% 2/16/24 (c)(d)	14,987,000	14,998,049
5.969% 3/8/26	11,900,000	11,908,972
Energy Transfer LP 4.9% 2/1/24	7,250,000	7,212,493
Equinor ASA 2.65% 1/15/24	20,000,000	19,750,438
Kinder Morgan Energy Partners LP:
4.15% 2/1/24	2,000,000	1,984,100
4.3% 5/1/24	2,000,000	1,977,378
Phillips 66 Co. 0.9% 2/15/24	8,000,000	7,824,438
Shell International Finance BV 3.5% 11/13/23	5,000,000	4,978,935
Spectra Energy Partners LP 4.75% 3/15/24	5,000,000	4,968,343
The Williams Companies, Inc.:
3.9% 1/15/25	6,000,000	5,851,472
4.3% 3/4/24	4,000,000	3,964,248
TransCanada PipeLines Ltd. 1% 10/12/24	6,300,000	5,974,664
		91,393,530
TOTAL ENERGY		100,470,951
FINANCIALS - 32.4%
Banks - 20.7%
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.6068% 6/14/24 (c)(d)	12,000,000	11,961,892
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.660% 5.9717% 2/4/25 (c)(d)	18,000,000	17,984,674
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.9897% 4/22/25 (c)(d)	17,950,000	17,935,933
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.100% 6.3814% 4/25/25 (c)(d)	18,000,000	18,073,620
0.81% 10/24/24 (c)	15,000,000	14,883,773
0.981% 9/25/25 (c)	12,700,000	12,018,717
3.841% 4/25/25 (c)	15,000,000	14,783,754
4.125% 1/22/24	12,000,000	11,922,839
Bank of Montreal:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.260% 5.4586% 9/15/23 (c)(d)	13,800,000	13,799,886
3.3% 2/5/24	12,000,000	11,868,312
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.440% 5.6934% 4/15/24 (c)(d)	15,000,000	14,988,492
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.550% 5.7436% 9/15/23 (c)(d)	10,963,000	10,964,376
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.260% 5.4536% 9/15/23 (c)(d)	17,000,000	17,000,123
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.6938% 7/31/24 (c)(d)	17,300,000	17,270,220
0.55% 9/15/23	10,000,000	9,985,771
Barclays PLC 1.007% 12/10/24 (c)	5,000,000	4,930,884
BB&T Corp. 3.75% 12/6/23	5,500,000	5,468,884
BPCE SA:
3 month U.S. LIBOR + 1.240% 6.7797% 9/12/23 (b)(c)(d)	4,800,000	4,800,710
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.8151% 1/14/25 (b)(c)(d)	9,396,000	9,357,402
2.375% 1/14/25 (b)	7,962,000	7,530,302
4% 9/12/23 (b)	5,509,000	5,506,576
4% 4/15/24	12,200,000	12,055,826
5.7% 10/22/23 (b)	6,000,000	5,989,038
Canadian Imperial Bank of Commerce:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.940% 6.1671% 4/7/25 (c)(d)	18,000,000	18,048,414
0.5% 12/14/23	3,000,000	2,957,772
3.1% 4/2/24	2,000,000	1,968,473
Citigroup, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.9737% 1/25/26 (c)(d)	17,500,000	17,448,763
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.370% 6.6749% 5/24/25 (c)(d)	16,000,000	16,071,933
0.981% 5/1/25 (c)	19,400,000	18,735,722
3.352% 4/24/25 (c)	18,000,000	17,666,467
Credit Agricole SA 3.875% 4/15/24 (b)	9,100,000	8,981,864
Danske Bank A/S:
3.773% 3/28/25 (b)(c)	17,745,000	17,463,708
3.875% 9/12/23 (b)	5,000,000	4,997,731
6.466% 1/9/26 (b)(c)	14,604,000	14,610,686
DNB Bank ASA:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.830% 6.0415% 3/28/25 (b)(c)(d)	13,000,000	13,002,266
2.968% 3/28/25 (b)(c)	13,050,000	12,826,588
Federation des caisses Desjardin U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.735% 5/21/24 (b)(c)(d)	12,811,000	12,793,831
Fifth Third Bancorp 3.65% 1/25/24	23,740,000	23,515,706
HSBC Holdings PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.580% 5.8843% 11/22/24 (c)(d)	13,000,000	12,991,609
1.162% 11/22/24 (c)	5,000,000	4,939,459
2.633% 11/7/25 (c)	12,500,000	11,987,174
3.803% 3/11/25 (c)	10,000,000	9,874,850
Huntington National Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.190% 6.496% 5/16/25 (c)(d)	18,000,000	17,623,980
5.699% 11/18/25 (c)	16,200,000	15,889,177
JPMorgan Chase & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.530% 5.7137% 6/1/25 (c)(d)	18,475,000	18,419,206
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.920% 6.2229% 2/24/26 (c)(d)	15,958,000	15,967,668
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.970% 6.1625% 6/14/25 (c)(d)	17,000,000	17,035,190
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.320% 6.6156% 4/26/26 (c)(d)	14,956,000	15,055,891
0.824% 6/1/25 (c)	15,000,000	14,404,057
0.969% 6/23/25 (c)	24,600,000	23,580,714
1.561% 12/10/25 (c)	9,000,000	8,497,884
3.22% 3/1/25 (c)	19,000,000	18,737,197
KeyBank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.320% 5.5125% 6/14/24 (c)(d)	26,050,000	25,542,859
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.340% 5.5568% 1/3/24 (c)(d)	15,000,000	14,916,520
Lloyds Banking Group PLC 3.9% 3/12/24	17,800,000	17,601,452
Mitsubishi UFJ Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.380% 6.5646% 9/12/25 (c)(d)	12,955,000	13,015,124
2.801% 7/18/24	12,300,000	11,973,086
4.788% 7/18/25 (c)	10,000,000	9,887,950
Mizuho Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.960% 6.2643% 5/22/26 (c)(d)	21,000,000	20,958,055
3.922% 9/11/24 (c)	21,400,000	21,389,767
Morgan Stanley Bank, West Valley City Utah 5.479% 7/16/25	20,000,000	20,027,531
NatWest Markets PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.530% 5.8375% 8/12/24 (b)(c)(d)	19,209,000	19,138,971
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.6522% 3/22/25 (b)(c)(d)	11,324,000	11,404,656
0.8% 8/12/24 (b)	6,300,000	6,011,295
PNC Financial Services Group, Inc. 3.5% 1/23/24	7,500,000	7,419,008
Rabobank Nederland 2.625% 7/22/24 (b)	11,000,000	10,694,550
Rabobank Nederland New York Branch:
0.375% 1/12/24	25,959,000	25,479,344
3.875% 8/22/24	18,000,000	17,674,188
Royal Bank of Canada:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.300% 5.5628% 1/19/24 (c)(d)	5,000,000	4,997,138
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.340% 5.5671% 10/7/24 (c)(d)	2,000,000	1,992,241
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.360% 5.6738% 7/29/24 (c)(d)	3,000,000	2,997,584
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.450% 5.7456% 10/26/23 (c)(d)	15,700,000	15,704,110
0.425% 1/19/24	8,000,000	7,842,732
2.55% 7/16/24	10,000,000	9,730,387
3.97% 7/26/24	20,733,000	20,407,350
Santander Holdings U.S.A., Inc. 3.5% 6/7/24	17,200,000	16,830,068
Societe Generale:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.050% 6.3207% 1/21/26 (b)(c)(d)	18,000,000	17,888,336
2.625% 1/22/25 (b)	13,000,000	12,367,204
Sumitomo Mitsui Financial Group, Inc.:
0.508% 1/12/24	14,852,000	14,573,270
2.696% 7/16/24	20,300,000	19,756,631
Sumitomo Mitsui Trust Bank Ltd. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.440% 5.6282% 9/16/24 (b)(c)(d)	2,000,000	1,994,540
Swedbank AB U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.910% 6.1286% 4/4/25 (b)(c)(d)	11,081,000	11,089,357
The Toronto-Dominion Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 5.5347% 3/4/24 (c)(d)	21,000,000	20,995,230
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.6615% 9/28/23 (c)(d)	7,342,000	7,342,865
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.0967% 3/8/24 (c)(d)	15,914,000	15,956,033
2.35% 3/8/24	12,000,000	11,794,574
2.65% 6/12/24	10,000,000	9,758,470
3.25% 3/11/24	18,640,000	18,399,973
Truist Bank U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.200% 5.4484% 1/17/24 (c)(d)	16,000,000	15,923,295
Truist Financial Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.400% 5.5876% 6/9/25 (c)(d)	16,000,000	15,599,840
Wells Fargo & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.320% 6.5997% 4/25/26 (c)(d)	13,951,000	14,051,726
2.406% 10/30/25 (c)	12,500,000	11,986,373
3.3% 9/9/24	25,400,000	24,799,987
3.75% 1/24/24	25,000,000	24,800,524
Wells Fargo Bank NA U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.800% 6.1087% 8/1/25 (c)(d)	15,000,000	15,024,411
		1,294,914,589
Capital Markets - 5.6%
Bank of New York Mellon Corp. 0.35% 12/7/23	3,000,000	2,958,429
Bank of New York, New York 5.224% 11/21/25 (c)	8,260,000	8,212,461
Credit Suisse AG:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.390% 5.7021% 2/2/24 (c)(d)	16,147,000	16,093,788
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.260% 6.5647% 2/21/25 (c)(d)	14,000,000	13,815,216
Deutsche Bank AG New York Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.8098% 11/8/23 (c)(d)	17,390,000	17,387,157
0.898% 5/28/24	5,000,000	4,820,978
0.962% 11/8/23	16,967,000	16,809,497
Goldman Sachs Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 5.9752% 1/24/25 (c)(d)	19,500,000	19,471,444
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.390% 6.5836% 3/15/24 (c)(d)	14,000,000	14,056,728
1.757% 1/24/25 (c)	8,000,000	7,851,600
3% 3/15/24	16,893,000	16,632,132
3.272% 9/29/25 (c)	12,200,000	11,831,454
3.625% 2/20/24	20,000,000	19,786,200
4% 3/3/24	19,000,000	18,811,581
5.7% 11/1/24	16,000,000	15,969,346
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.7739% 11/10/23 (c)(d)	14,540,000	14,541,147
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.9247% 1/24/25 (c)(d)	17,500,000	17,469,410
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.160% 6.4155% 4/17/25 (c)(d)	18,000,000	18,046,489
0.79% 5/30/25 (c)	22,950,000	22,004,034
0.791% 1/22/25 (c)	9,000,000	8,803,636
2.63% 2/18/26 (c)	14,000,000	13,335,175
3.7% 10/23/24	15,900,000	15,561,109
State Street Corp. 3.776% 12/3/24 (c)	5,000,000	4,971,479
UBS AG London Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.7587% 8/9/24 (b)(c)(d)	10,000,000	9,981,334
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.470% 5.7122% 1/13/25 (b)(c)(d)	24,000,000	23,928,141
		353,149,965
Consumer Finance - 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.680% 5.8932% 9/29/23 (c)(d)	15,093,000	15,088,684
Ally Financial, Inc. 3.875% 5/21/24	5,000,000	4,902,310
American Express Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.720% 6.0313% 5/3/24 (c)(d)	15,230,000	15,291,267
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.930% 6.1097% 3/4/25 (c)(d)	20,000,000	20,091,132
Capital One Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.8866% 12/6/24 (c)(d)	22,000,000	21,763,060
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.350% 6.6597% 5/9/25 (c)(d)	18,000,000	17,957,882
1.343% 12/6/24 (c)	12,000,000	11,827,827
3.3% 10/30/24	7,000,000	6,798,658
3.75% 4/24/24	12,634,000	12,433,469
3.9% 1/29/24	17,000,000	16,846,481
4.166% 5/9/25 (c)	6,100,000	5,984,893
John Deere Capital Corp. 3.35% 6/12/24	8,000,000	7,866,089
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.260% 5.4559% 6/18/24 (c)(d)	2,000,000	1,998,625
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.330% 5.5617% 1/11/24 (c)(d)	5,000,000	5,000,559
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.8632% 12/29/23 (c)(d)	17,000,000	17,020,402
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.8222% 3/22/24 (c)(d)	16,000,000	16,017,959
		196,889,297
Financial Services - 1.4%
Athene Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.560% 5.8651% 8/19/24 (b)(c)(d)	2,000,000	1,973,604
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.700% 6.0029% 5/24/24 (b)(c)(d)	16,500,000	16,379,656
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.710% 5.9421% 1/7/25 (b)(c)(d)	20,600,000	20,221,115
0.95% 1/8/24 (b)	7,649,000	7,502,856
1% 4/16/24 (b)	10,000,000	9,654,652
GA Global Funding Trust 1.25% 12/8/23 (b)	9,000,000	8,879,930
Jackson Financial, Inc. 1.125% 11/22/23	24,255,000	24,005,459
		88,617,272
Insurance - 1.5%
Equitable Financial Life Global Funding 0.5% 11/17/23 (b)	28,000,000	27,683,851
Lincoln National Corp. 4% 9/1/23	9,303,000	9,303,000
Marsh & McLennan Companies, Inc. 3.875% 3/15/24	20,800,000	20,583,303
New York Life Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.310% 5.6056% 4/26/24 (b)(c)(d)	8,000,000	8,002,323
Northwestern Mutual Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.330% 5.5329% 3/25/24 (b)(c)(d)	9,564,000	9,562,896
Pacific Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.6304% 4/12/24 (b)(c)(d)	7,300,000	7,297,007
Protective Life Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.980% 6.1915% 3/28/25 (b)(c)(d)	13,000,000	13,048,887
		95,481,267
TOTAL FINANCIALS		2,029,052,390
HEALTH CARE - 2.6%
Biotechnology - 0.5%
Amgen, Inc.:
3.625% 5/22/24	15,500,000	15,271,408
5.25% 3/2/25	16,415,000	16,345,082
		31,616,490
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co. 3.363% 6/6/24	11,000,000	10,791,253
Health Care Providers & Services - 0.7%
Cigna Group 0.613% 3/15/24	24,758,000	24,085,866
CVS Health Corp. 3.375% 8/12/24	20,000,000	19,531,562
		43,617,428
Life Sciences Tools & Services - 0.2%
Revvity, Inc. 0.55% 9/15/23	12,400,000	12,381,351
Pharmaceuticals - 1.1%
Bayer U.S. Finance II LLC 3.875% 12/15/23 (b)	20,000,000	19,887,304
Bristol-Myers Squibb Co. 0.537% 11/13/23	13,252,000	13,123,814
Roche Holdings, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.330% 5.5164% 9/11/23 (b)(c)(d)	22,250,000	22,250,708
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	12,026,000	12,003,697
		67,265,523
TOTAL HEALTH CARE		165,672,045
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.2%
The Boeing Co. 1.95% 2/1/24	15,161,000	14,906,351
Ground Transportation - 0.2%
Canadian Pacific Railway Co. 1.35% 12/2/24	13,000,000	12,322,376
Industrial Conglomerates - 0.3%
Siemens Financieringsmaatschappij NV U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.6185% 3/11/24 (b)(c)(d)	17,000,000	17,020,208
Machinery - 1.0%
Caterpillar Financial Services Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.240% 5.5506% 5/17/24 (c)(d)	4,000,000	3,998,414
0.95% 1/10/24	7,000,000	6,888,849
3.65% 12/7/23	2,000,000	1,989,971
3.75% 11/24/23	2,000,000	1,992,766
Daimler Trucks Finance North America LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.750% 5.9536% 12/13/24 (b)(c)(d)	2,000,000	1,996,853
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 6.2186% 4/5/24 (b)(c)(d)	11,000,000	11,018,411
1.125% 12/14/23 (b)	25,282,000	24,940,670
5.2% 1/17/25 (b)	5,340,000	5,302,915
Parker Hannifin Corp. 3.65% 6/15/24	5,000,000	4,913,589
		63,042,438
Trading Companies & Distributors - 0.1%
Air Lease Corp. 4.25% 2/1/24	5,000,000	4,960,634
TOTAL INDUSTRIALS		112,252,007
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.3%
Bank of America NA 5.65% 8/18/25	20,000,000	20,067,925
Electronic Equipment, Instruments & Components - 0.1%
Dell International LLC/EMC Corp. 4% 7/15/24	9,000,000	8,862,374
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.250% 5.4668% 10/1/24 (c)(d)	5,416,000	5,413,083
Microchip Technology, Inc. 0.972% 2/15/24	5,000,000	4,884,929
		10,298,012
TOTAL INFORMATION TECHNOLOGY		39,228,311
MATERIALS - 0.2%
Chemicals - 0.2%
Celanese U.S. Holdings LLC 3.5% 5/8/24	3,524,000	3,460,735
Nutrien Ltd. 5.9% 11/7/24	5,356,000	5,354,236
The Mosaic Co. 4.25% 11/15/23	2,000,000	1,993,403
		10,808,374
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Federal Realty OP LP 3.95% 1/15/24	20,000,000	19,843,845
Ventas Realty LP 3.75% 5/1/24	15,600,000	15,365,054
		35,208,899
UTILITIES - 1.9%
Electric Utilities - 1.3%
Alabama Power Co. 3.55% 12/1/23	12,000,000	11,932,719
Duke Energy Corp. 3.75% 4/15/24	6,000,000	5,924,845
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.300% 5.5115% 6/28/24 (c)(d)	15,012,000	14,939,926
NextEra Energy Capital Holdings, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.400% 5.7113% 11/3/23 (c)(d)	17,000,000	17,005,814
Southern California Edison Co. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.830% 6.0468% 4/1/24 (c)(d)	12,000,000	12,000,581
Southern Co. 0.6% 2/26/24	10,000,000	9,753,400
Tampa Electric Co. 3.875% 7/12/24	11,110,000	10,932,683
		82,489,968
Multi-Utilities - 0.6%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.9575% 5/13/24 (c)(d)	14,429,000	14,425,356
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 6.082% 9/15/23 (c)(d)	5,803,000	5,802,993
DTE Energy Co. 2.529% 10/1/24	6,200,000	5,982,982
Public Service Enterprise Group, Inc. 2.875% 6/15/24	2,000,000	1,952,278
WEC Energy Group, Inc. 0.8% 3/15/24	9,300,000	9,059,788
		37,223,397
TOTAL UTILITIES		119,713,365
TOTAL NONCONVERTIBLE BONDS (Cost $3,029,484,754)		3,022,678,101

U.S. Treasury Obligations - 13.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.69% to 4.72% 1/25/24	134,000,000	131,128,576
U.S. Treasury Notes:
3% 6/30/24	358,450,000	351,463,031
4.125% 1/31/25	336,500,000	331,807,403
4.75% 7/31/25	31,000,000	30,916,445
TOTAL U.S. TREASURY OBLIGATIONS (Cost $852,670,277)		845,315,455

Asset-Backed Securities - 16.0%
	Principal Amount (a)	Value ($)
Aimco:
Series 2018-BA Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 1/15/32 (b)(c)(d)	10,292,000	10,259,663
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6672% 7/22/32 (b)(c)(d)	10,424,000	10,370,577
AIMCO CLO Ltd. Series 2022-12A Class AR, CME Term SOFR 3 Month Index + 1.170% 6.478% 1/17/32 (b)(c)(d)	12,657,000	12,573,932
Ally Auto Receivables Trust Series 2022-2 Class A2, 4.62% 10/15/25	8,229,044	8,201,855
American Express Credit Account Master Trust Series 2018-9 Class A, CME Term SOFR 1 Month Index + 0.490% 5.805% 4/15/26 (c)(d)	2,500,000	2,500,185
Ares LII CLO Ltd. Series 2021-52A Class A1R, CME Term SOFR 3 Month Index + 1.310% 6.6572% 4/22/31 (b)(c)(d)	8,970,000	8,924,127
BMW Vechicle Lease Trust 2023-1 Series 2023-1:
Class A2, 5.27% 2/25/25	7,940,110	7,918,344
Class A3, 5.16% 11/25/25	7,283,000	7,235,183
Bmw Vechile Owner Trust 2023-A Series 2023-A Class A2A, 5.72% 4/27/26	19,000,000	19,000,450
BMW Vehicle Lease Trust Series 2022-1 Class A3, 1.1% 3/25/25	3,564,197	3,516,743
BMW Vehicle Owner Trust Series 2022-A Class A3, 3.21% 8/25/26	2,606,000	2,540,142
BMWLT 2021 Series 2021-2 Class A3, 0.33% 12/26/24	739,582	733,898
Capital One Prime Auto Receivables Series 2023-1 Class A2, 5.2% 5/15/26	21,936,444	21,851,414
CarMax Auto Owner Trust:
Series 2020-4 Class A3, 0.5% 8/15/25	2,584,635	2,535,474
Series 2021-3 Class A3, 0.55% 6/15/26	15,749,602	15,143,433
Series 2022-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.7885% 5/15/25 (c)(d)	1,601,069	1,601,257
Series 2022-3 Class A2A, 3.81% 9/15/25	5,141,427	5,110,203
Carmax Auto Owner Trust:
Series 2022-4 Class A2A, 5.34% 12/15/25	5,202,136	5,190,296
Series 2023 2 Class A2A, 5.5% 6/15/26	18,000,000	17,950,972
Carmax Owner Trust Series 2023-1 Class A2A, 5.23% 1/15/26	7,435,814	7,413,452
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6878% 10/20/32 (b)(c)(d)	2,864,000	2,852,212
Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6696% 7/15/33 (b)(c)(d)	10,797,000	10,726,452
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.589% 7/27/30 (b)(c)(d)	7,188,175	7,156,072
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	2,301,915	2,203,515
Chesapeake Funding II LLC:
Series 2021-1A Class A2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.340% 5.533% 4/15/33 (b)(c)(d)	3,181,874	3,173,436
Series 2023 1A Class A1, 5.65% 5/15/35 (b)	11,462,297	11,401,983
Daimler Trucks Retail Trust Series 2022-1 Class A2, 5.07% 9/16/24	5,817,854	5,804,956
Dell Equipment Finance Trust Series 2021-1 Class A3, 0.43% 5/22/26 (b)	583,549	581,573
Dell Equipment Finance Trust 2022-2 4.03% 7/22/27 (b)	9,635,097	9,568,252
Dell Equipment Finance Trust 2023-2 Series 2023-2 Class A2, 5.84% 1/22/29 (b)	9,294,000	9,291,392
Dllaa 2023-1A Series 2023-1A Class A2, 5.93% 7/20/26 (b)	1,624,000	1,625,308
DLLAD Series 2023-1A Class A2, 5.19% 4/20/26 (b)	10,746,000	10,677,510
Dllmt 2023-1 LLC Series 2023-1A Class A2, 5.78% 11/20/25 (b)	12,964,000	12,907,791
Donlen Fleet Lease Funding Series 2021-2 Class A1, 1 month U.S. LIBOR + 0.330% 5.7569% 12/11/34 (b)(c)(d)	2,808,036	2,802,400
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 4/15/31 (b)(c)(d)	9,297,000	9,240,976
Enterprise Fleet Financing LLC:
Series 2020-2 Class A2, 0.61% 7/20/26 (b)	2,075,846	2,049,678
Series 2021-1 Class A2, 0.44% 12/21/26 (b)	724,460	712,524
Series 2021-2 Class A2, 0.48% 5/20/27 (b)	3,755,466	3,636,167
Series 2022-3 Class A2, 4.38% 7/20/29 (b)	1,587,395	1,557,037
Series 2023-1 Class A2, 5.51% 1/22/29 (b)	9,755,000	9,696,374
Ford Credit Auto Lease Trust Series 2022-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.7885% 10/15/24 (c)(d)	600,838	600,857
Ford Credit Auto Owner Trust:
Series 2019-1 Class A, 3.52% 7/15/30 (b)	1,733,000	1,717,065
Series 2020-1 Class A, 2.04% 8/15/31 (b)	12,000,000	11,361,493
Series 2022-C Class A2A, 4.52% 4/15/25	4,163,221	4,150,011
Series 2022-D, Class A2A, 5.37% 8/15/25	15,327,346	15,300,233
Ford Credit Auto Owner Trust 2 Series 2023-B Class A2A, 5.57% 6/15/26	20,000,000	19,966,914
Ford Credit Floorplan Master Owner Trust Series 2019-4 Class A, 2.44% 9/15/26	3,000,000	2,897,753
Fordl 2023-A Series 2023-A Class A2A, 5.19% 6/15/25	5,584,453	5,570,923
FORDO Series 2022-B:
Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.7885% 2/15/25 (c)(d)	3,295,955	3,296,741
Class A3, 3.74% 9/15/26	8,563,000	8,391,010
GM Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25	1,635,000	1,630,009
GM Financial Automobile Leasing Trust:
Series 2022-2:
Class A2, 2.93% 10/21/24	2,458,474	2,447,682
Class A3, 3.42% 6/20/25	16,197,000	15,954,878
Series 2022-3 Class A2A, 4.01% 10/21/24	5,576,359	5,552,311
Series 2023-1 Class A3, 5.16% 4/20/26	22,061,000	21,921,308
Series 2023-A Class A2A, 5.27% 6/20/25	11,545,930	11,511,647
GM Financial Consumer Automobile Re Series 2023 2 Class A2A, 5.1% 5/18/26	13,541,000	13,471,570
Gm Financial Consumer Automobile Re:
Series 2023-1 Class A2A, 5.19% 3/16/26	5,678,546	5,658,816
Series 2023-3 Class A2A, 5.74% 9/16/26	16,250,000	16,255,509
GM Financial Consumer Automobile Receivables Series 2022-2 Class A2, 2.52% 5/16/25	2,810,741	2,792,625
GM Financial Consumer Automobile Receivables Trust:
Series 2020-4 Class A3, 0.38% 8/18/25	1,788,437	1,760,903
Series 2022-2 Class A3, 3.1% 2/16/27	19,900,000	19,313,434
Series 2022-3 Class A2A, 3.5% 9/16/25	9,121,317	9,050,730
Series 2022-4 Class A2A, 4.6% 11/17/25	5,180,478	5,154,343
Gm Financial Leasing Trust 202 Series 2023-3 Class A2A, 5.58% 1/20/26	18,800,000	18,788,917
GMF Floorplan Owner Revolving Trust Series 2020-2 Class A, 0.69% 10/15/25 (b)	7,895,000	7,844,901
Honda Auto Receivables:
Series 2023-1 Class A2, 5.22% 10/21/25	17,000,000	16,938,305
Series 2023-2 Class A2, 5.41% 4/15/26	18,635,000	18,574,652
Honda Auto Receivables 2023-3 Series 2023-3 Class A2, 5.71% 3/18/26	14,065,000	14,065,696
HPEFS Equipment Trust:
Series 2022-1A Class A2, 1.02% 5/21/29 (b)	869,316	867,083
Series 2022-3A Class A2, 5.26% 8/20/29 (b)	5,350,548	5,334,004
Hyundai Auto Lease Securitizat Series 2023-B Class A2A, 5.47% 9/15/25 (b)	3,851,000	3,840,455
Hyundai Auto Lease Securitization Series 2022-C Class A2A, 4.34% 1/15/25 (b)	4,087,041	4,068,505
Hyundai Auto Lease Securitization Trust Series 2023-A Class A2A, 5.2% 4/15/25 (b)	8,274,431	8,248,540
Hyundai Auto Receivables Trust:
Series 2020-C Class A3, 0.38% 5/15/25	1,957,422	1,929,303
Series 2022-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.630% 5.8185% 2/18/25 (c)(d)	285,777	285,821
Series 2022-B Class A2A, 3.64% 5/15/25	6,156,364	6,113,685
Series 2022-C, Class A2A, 5.35% 11/17/25	10,817,623	10,798,907
Series 2023 A Class A2A, 5.19% 12/15/25	16,394,000	16,327,373
Series 2023-B Class A2A, 5.77% 5/15/26	14,013,000	14,010,710
John Deere Owner Trust:
Series 2021-A Class A3, 0.36% 9/15/25	7,158,729	6,976,402
3.73% 6/16/25	8,808,518	8,750,554
John Deere Owner Trust 2023-B Series 2023-B Class A2, 5.59% 6/15/26	16,150,000	16,137,884
Juniper Valley Park CLO LLC Series 2023-1A Class A1, CME Term SOFR 3 Month Index + 1.850% 7.0052% 7/20/35 (b)(c)(d)	19,000,000	19,021,337
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, CME Term SOFR 3 Month Index + 1.260% 6.6072% 1/22/31 (b)(c)(d)	7,538,000	7,511,233
Marlette Funding Trust:
Series 2022-1A Class A, 1.36% 4/15/32 (b)	222,453	222,028
Series 2022-2A Class A, 4.25% 8/15/32 (b)	2,557,682	2,544,147
Marlette Funding Trust 2023-3 Series 2023-3A Class A, 6.49% 9/15/33 (b)	3,543,000	3,541,356
Mercedes-Benz Auto Lease Trust Series 2021-B Class A3, 0.4% 11/15/24	1,243,919	1,229,734
Mercedes-Benz Auto Receivables:
Series 2022-1, Class A2, 5.26% 10/15/25	11,987,001	11,964,168
Series 2023-1 Class A2, 5.09% 1/15/26	6,546,170	6,519,252
MMAF Equipment Finance LLC Series 2022-B Class A2, 5.57% 9/9/25 (b)	5,755,263	5,727,708
Mmaf Equipment Finance LLC 202 Series 2023-A Class A2, 5.79% 11/13/26 (b)	12,302,000	12,293,172
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5696% 7/17/32 (b)(c)(d)	11,000,000	10,917,852
Nissan Auto Receivables Series 2022-B Class A2, 4.5% 8/15/25	9,006,399	8,959,554
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, CME Term SOFR 3 Month Index + 1.060% 6.4414% 5/20/29 (b)(c)(d)	5,099,549	5,078,008
Palmer Square Loan Funding, Ltd. / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME Term SOFR 3 Month Index + 1.050% 6.358% 4/15/30 (b)(c)(d)	9,167,321	9,095,422
Santander Consumer Auto Receivables Trust Series 2021-AA Class A3, 0.33% 10/15/25 (b)	963,179	956,251
Santander Drive Auto Receivables Trust:
Series 2022-5 Class A2, 3.98% 1/15/25	61,425	61,386
Series 2022-6 Class A2, 4.37% 5/15/25	1,706,983	1,705,310
Santander Retail Auto Lease Trust Series 2022-A Class A2, 0.97% 3/20/25 (b)	1,796,098	1,787,821
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (b)	4,004,069	3,996,442
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6296% 7/15/32 (b)(c)(d)	7,764,000	7,718,161
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.5896% 1/15/34 (b)(c)(d)	10,983,000	10,901,836
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.5981% 11/18/30 (b)(c)(d)	7,931,629	7,902,020
TCI-Symphony CLO Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.190% 6.4996% 7/15/30 (b)(c)(d)	11,132,721	11,077,224
Tesla Auto Lease Trust Series 2021-B Class A2, 0.36% 9/22/25 (b)	1,364,079	1,358,261
Tesla Auto Lease Trust 23-A Series 2023-A Class A2, 5.86% 8/20/25 (b)	14,005,000	13,995,621
Toyota Auto Loan Extended Note Trust Series 2019-1A Class A, 2.56% 11/25/31 (b)	22,650,000	22,116,212
Toyota Auto Receivables:
Series 2021-D Class A3, 0.71% 4/15/26	2,969,001	2,854,198
Series 2022-D Class A2A, 5.27% 1/15/26	12,526,235	12,493,358
Toyota Auto Receivables 2022-B Series 2022-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.490% 5.6785% 1/15/25 (c)(d)	1,395,510	1,395,481
Toyota Auto Receivables 2023-C Series 2023-C Class A2A, 5.6% 8/17/26	16,705,000	16,677,243
Toyota Auto Receivables Owner Trust:
Series 2022-C Class A2A, 3.83% 8/15/25	2,567,755	2,550,013
Series 2023-A Class A2, 5.05% 1/15/26	11,394,045	11,349,617
Upstart Securitization Trust:
Series 2021-3 Class A, 0.83% 7/20/31 (b)	317,555	315,990
Series 2021-4 Class A, 0.84% 9/20/31 (b)	1,263,918	1,248,279
Series 2021-5 Class A, 1.31% 11/20/31 (b)	2,312,978	2,273,442
Volkswagen Auto Loan Enhanced Series 2023-1 Class A2A, 5.5% 12/21/26	16,286,000	16,239,039
Voya CLO Ltd. Series 2021-1A Class A1R, CME Term SOFR 3 Month Index + 1.210% 6.5196% 4/17/30 (b)(c)(d)	7,996,133	7,960,103
Wheels SPV LLC Series 2021-1A Class A, CME Term SOFR 1 Month Index + 0.390% 5.7085% 8/20/29 (b)(c)(d)	2,599,855	2,582,460
WOART 2023-A Series 2023-A Class A2A, 5.18% 7/15/26	21,607,222	21,529,112
World Omni Auto Receivables Trust:
Series 2021 D Class A3, 0.81% 10/15/26	15,256,004	14,645,424
Series 2022-D, Class A2A, 5.51% 3/16/26	7,441,208	7,428,590
Series 2023-C Class A2A, 5.57% 12/15/26	14,024,000	14,012,153
World Omni Automobile Lease Series 2023-A Class A2A, 5.47% 11/17/25	3,155,000	3,144,116
TOTAL ASSET-BACKED SECURITIES (Cost $1,003,770,275)		1,000,767,804

Collateralized Mortgage Obligations - 0.6%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.6%
Cascade Funding Mortgage Trust:
Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)	1,595,542	1,472,982
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)	806,665	785,698
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	1,496,615	1,447,328
Series 2021-HB7 Class A, 1.1512% 10/27/31 (b)	2,100,595	1,998,671
Cfmt 2022-Ebo2 sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	974,438	958,154
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	6,325,834	6,197,534
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	5,819,159	5,480,063
Oceanview Trust sequential payer Series 2021-1 Class A, 1.2187% 12/29/51 (b)(c)	961,578	943,736
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	1,083,750	1,021,657
RMF Buyout Issuance Trust sequential payer Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)	2,022,757	1,931,025
Silverstone Master Issuer PLC floater Series 2022-1A Class 1A, U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.6278% 1/21/70 (b)(c)(d)	14,220,000	14,190,166

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,270,468)		36,427,014

Commercial Mortgage Securities - 1.0%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.461% 1/15/39 (b)(c)(d)	2,702,000	2,628,494
BX Commercial Mortgage Trust floater Series 2022-LP2 Class A, CME Term SOFR 1 Month Index + 1.010% 6.3234% 2/15/39 (b)(c)(d)	7,585,490	7,376,164
BX Trust:
floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.2745% 11/15/38 (b)(c)(d)	4,756,000	4,668,016
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0604% 10/15/26 (b)(c)(d)	4,422,000	4,320,726
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.4755% 8/15/39 (b)(c)(d)	2,296,000	2,295,997
floater sequential payer Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.345% 10/15/36 (b)(c)(d)	6,781,993	6,764,831
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1265% 11/15/38 (b)(c)(d)	6,595,000	6,454,321
Freddie Mac sequential payer Series 2017 K726 Class A2, 2.905% 4/25/24	9,326,894	9,174,603
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6057% 5/15/39 (b)(c)(d)	7,914,000	7,775,406
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1245% 3/15/38 (b)(c)(d)	3,836,532	3,759,421
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1255% 7/15/38 (b)(c)(d)	2,275,000	2,230,743
Sfs Auto Receivables Securitiz sequential payer Series 2023-1A Class A2A, 5.89% 3/22/27 (b)	2,239,000	2,237,558
SREIT Trust floater Series 2021-MFP Class A, CME Term SOFR 1 Month Index + 0.840% 6.1558% 11/15/38 (b)(c)(d)	4,580,000	4,488,050
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $64,853,058)		64,174,330

Bank Notes - 0.3%
	Principal Amount (a)	Value ($)
Citibank NA 3.65% 1/23/24	20,031,000	19,876,189
Svenska Handelsbanken AB 3.9% 11/20/23	2,000,000	1,991,732
TOTAL BANK NOTES (Cost $21,920,548)		21,867,921

Certificates of Deposit - 8.9%
	Principal Amount (a)	Value ($)
Barclays Bank PLC yankee:
5.4% 11/6/23	22,000,000	21,987,680
5.56% 11/27/23	22,700,000	22,688,693
BMO Harris Bank NA U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.670% 5.97% 7/8/24 (c)(d)	23,700,000	23,699,945
Canadian Imperial Bank of Commerce yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 4/1/24 (c)(d)	20,000,000	20,045,948
5.6% 12/1/23	25,000,000	25,003,973
Citibank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 6/17/24 (c)(d)	19,000,000	19,021,434
5.78% 3/8/24	23,700,000	23,687,823
Lloyds Bank Corporate Markets PLC yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.99% 7/8/24 (c)(d)	23,700,000	23,699,012
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 6/7/24 (c)(d)	23,700,000	23,734,294
5.91% 6/17/24	23,700,000	23,683,187
Mizuho Corporate Bank Ltd. yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.75% 1/16/24 (c)(d)	23,700,000	23,711,158
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.560% 5.86% 5/24/24 (c)(d)	23,700,000	23,699,208
Rabobank Nederland New York Branch yankee 6.05% 7/10/24	23,700,000	23,670,283
Royal Bank of Canada yankee U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 7/3/24 (c)(d)	23,700,000	23,730,412
Sumitomo Mitsui Banking Corp. yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 5/1/24 (c)(d)	24,700,000	24,720,778
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 7/11/24 (c)(d)	23,700,000	23,718,005
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 7/26/24 (c)(d)	23,500,000	23,512,495
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 6% 8/14/24 (c)(d)	23,700,000	23,705,875
Svenska Handelsbanken, Inc. yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.87% 8/29/24 (c)(d)	23,700,000	23,695,322
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 3/28/24 (c)(d)	20,000,000	20,030,868
Toronto-Dominion Bank yankee:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.670% 5.97% 3/25/24 (c)(d)	21,000,000	21,027,655
5.6% 11/27/23	25,000,000	24,999,025
Wells Fargo Bank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.630% 5.93% 7/18/24 (c)(d)	23,700,000	23,712,831
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 7/5/24 (c)(d)	23,700,000	23,720,702
TOTAL CERTIFICATES OF DEPOSIT (Cost $554,700,000)		554,906,606

Commercial Paper - 7.6%
	Principal Amount (a)	Value ($)
AT&T, Inc.:
5.42% 12/19/23	19,000,000	18,672,567
5.7% 1/23/24	5,000,000	4,885,350
5.7% 1/23/24	25,000,000	24,426,747
Bank of Montreal yankee 6% 4/4/24 (c)(d)	30,000,000	30,042,786
Barclays Bank PLC U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.730% 6.03% 6/5/24 (b)(c)(d)	23,700,000	23,699,794
Bayer Corp.:
5.9% 8/15/24	23,700,000	22,342,616
5.93% 7/9/24	23,700,000	22,480,547
5.93% 7/24/24	23,500,000	22,235,246
BPCE SA yankee:
5.15% 12/7/23	25,000,000	24,621,543
5.52% 10/12/23	20,000,000	19,873,486
5.66% 2/15/24	23,700,000	23,074,668
5.66% 7/19/24	23,700,000	22,496,448
Citigroup Global Markets, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.95% 9/22/23 (c)(d)	20,000,000	20,006,530
HSBC U.S.A., Inc. yankee:
5.35% 11/1/23	22,750,000	22,532,822
5.505% 2/2/24	24,700,000	24,090,313
6.05% 8/14/24	23,700,000	22,313,178
J.P. Morgan Securities, LLC 5.94% 7/12/24 (c)(d)	23,700,000	23,699,808
NatWest Markets PLC yankee:
5.28% 11/7/23	22,700,000	22,463,357
5.34% 2/9/24	25,000,000	24,362,800
5.62% 12/8/23	23,700,000	23,336,193
Philip Morris International, Inc. 5% 10/24/23	17,000,000	16,862,402
The Toronto-Dominion Bank yankee 4.97% 10/27/23	17,000,000	16,856,131
TOTAL COMMERCIAL PAPER (Cost $475,506,843)		475,375,332

Money Market Funds - 4.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (e) (Cost $259,111,099)	259,059,287	259,111,099

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $6,299,287,322)	6,280,623,662
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(15,207,719)
NET ASSETS - 100.0%	6,265,415,943

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,101,988,282 or 17.6% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	242,746,450	4,314,154,349	4,297,789,700	16,732,371	-	-	259,111,099	0.7%
Fidelity Securities Lending Cash Central Fund 5.44%	-	283,394,379	283,394,379	56,910	-	-	-	0.0%
Total	242,746,450	4,597,548,728	4,581,184,079	16,789,281	-	-	259,111,099

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	3,022,678,101	-	3,022,678,101	-

U.S. Government and Government Agency Obligations	845,315,455	-	845,315,455	-

Asset-Backed Securities	1,000,767,804	-	1,000,767,804	-

Collateralized Mortgage Obligations	36,427,014	-	36,427,014	-

Commercial Mortgage Securities	64,174,330	-	64,174,330	-

Bank Notes	21,867,921	-	21,867,921	-

Certificates of Deposit	554,906,606	-	554,906,606	-

Commercial Paper	475,375,332	-	475,375,332	-

Money Market Funds	259,111,099	259,111,099	-	-
Total Investments in Securities:	6,280,623,662	259,111,099	6,021,512,563	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $6,040,176,223)	$6,021,512,563
Fidelity Central Funds (cost $259,111,099)	259,111,099

Total Investment in Securities (cost $6,299,287,322)		$6,280,623,662
Receivable for fund shares sold		7,206,710
Interest receivable		35,867,395
Distributions receivable from Fidelity Central Funds		1,417,271
Prepaid expenses		9,300
Receivable from investment adviser for expense reductions		23,351
Total assets		6,325,147,689
Liabilities
Payable for investments purchased	$49,941,166
Payable for fund shares redeemed	6,487,241
Distributions payable	2,009,934
Accrued management fee	1,041,917
Other payables and accrued expenses	251,488
Total Liabilities		59,731,746
Net Assets		$6,265,415,943
Net Assets consist of:
Paid in capital		$6,246,086,981
Total accumulated earnings (loss)		19,328,962
Net Assets		$6,265,415,943
Net Asset Value, offering price and redemption price per share ($6,265,415,943 ÷ 625,921,823 shares)		$10.01

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$222,984,142
Income from Fidelity Central Funds (including $56,910 from security lending)		16,789,281
Total Income		239,773,423
Expenses
Management fee	$13,411,912
Custodian fees and expenses	52,227
Independent trustees' fees and expenses	17,884
Registration fees	231,933
Audit	57,869
Legal	4,926
Miscellaneous	40,469
Total expenses before reductions	13,817,220
Expense reductions	(2,598,530)
Total expenses after reductions		11,218,690
Net Investment income (loss)		228,554,733
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,821,505)
Total net realized gain (loss)		(1,821,505)
Change in net unrealized appreciation (depreciation) on investment securities		19,040,747
Net gain (loss)		17,219,242
Net increase (decrease) in net assets resulting from operations		$245,773,975
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$228,554,733	$27,646,608
Net realized gain (loss)	(1,821,505)	(4,311,715)
Change in net unrealized appreciation (depreciation)	19,040,747	(42,180,493)
Net increase (decrease) in net assets resulting from operations	245,773,975	(18,845,600)
Distributions to shareholders	(186,664,051)	(26,559,969)

Share transactions
Proceeds from sales of shares	3,752,146,215	2,620,928,236
Reinvestment of distributions	167,508,419	23,210,193
Cost of shares redeemed	(1,890,194,258)	(2,649,571,958)

Net increase (decrease) in net assets resulting from share transactions	2,029,460,376	(5,433,529)
Total increase (decrease) in net assets	2,088,570,300	(50,839,098)

Net Assets
Beginning of period	4,176,845,643	4,227,684,741
End of period	$6,265,415,943	$4,176,845,643

Other Information
Shares
Sold	377,957,109	263,437,656
Issued in reinvestment of distributions	16,825,725	2,338,485
Redeemed	(190,245,521)	(266,565,367)
Net increase (decrease)	204,537,313	(789,226)

Financial Highlights
Fidelity® SAI Low Duration Income Fund

Years ended August 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$9.91	$10.01	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.426	.063	.016
Net realized and unrealized gain (loss)	.016	(.102)	.007
Total from investment operations	.442	(.039)	.023
Distributions from net investment income	(.342)	(.059)	(.013)
Distributions from net realized gain	-	(.002)	-
Total distributions	(.342)	(.061)	(.013)
Net asset value, end of period	$10.01	$9.91	$10.01
Total Return D,E	4.54%	(.38)%	.23%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.26%	.30%	.34% H
Expenses net of fee waivers, if any	.21%	.22%	.22% H
Expenses net of all reductions	.21%	.22%	.22% H
Net investment income (loss)	4.30%	.63%	.17% H
Supplemental Data
Net assets, end of period (000 omitted)	$6,265,416	$4,176,846	$4,227,685
Portfolio turnover rate I	46%	59%	15% H,J

AFor the period September 15, 2020 (commencement of operations) through August 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity SAI Low Duration Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$30,318,039
Gross unrealized depreciation	(16,923,263)
Net unrealized appreciation (depreciation)	$13,394,776
Tax Cost	$6,267,228,886

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,560,041
Capital loss carryforward	$(4,625,854)
Net unrealized appreciation (depreciation) on securities and other investments	$13,394,776

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,768,798)
Long-term	(1,857,056)
Total capital loss carryforward	$(4,625,854)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$186,664,051	$26,559,969

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

LIBOR Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Low Duration Income Fund	2,549,134,334	1,725,052,010

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective April 1, 2023 the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Prior to April 1, 2023, the Fund paid a monthly management fee that was based on an annual rate of .30% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .25% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Low Duration Income Fund	$9,244

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Low Duration Income Fund	$6,185	$-	$-

8. Expense Reductions.
Effective April 1, 2023, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .20% of average net assets (.22% prior to April 1, 2023). This reimbursement will remain in place through December 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,588,070.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $10,460.

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Low Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Low Duration Income Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from September 15, 2020 (commencement of operations) through August 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 15, 2020 (commencement of operations) through August 31,2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® SAI Low Duration Income Fund	.20%
Actual		$ 1,000	$ 1,025.30	$ 1.02
Hypothetical-B		$ 1,000	$ 1,024.20	$ 1.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 12.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $182,858,369 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Low Duration Income Fund

At its March 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) for the fund (the Amended Contract) that will charge a flat management fee of 20 basis points. As a result, the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, effective April 1, 2023. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract (Current Management Contract). At its September 2022 meeting, the Board concluded that the nature, extent and quality of the services to be provided to the fund under the Current Management Contract should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contract at its March 2023 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the Current Management Contract. Based on its review, the Board concluded at its September 2022 meeting that the fund's current management fee and the total expense ratio of the fund are fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
In reviewing the Amended Contract, the Board considered the fund's proposed management fee rate out of which FMR will pay all operating expenses of the fund, with certain limited exceptions, and the projected total expense ratio of the fund. The Board considered that the Amended Contract will decrease the management fee paid by the fund by approximately 10 basis points, based on the average group assets for December 2022. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total net expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.
The Board also noted that, in conjunction with the approval of the lower management fee rate under the Amended Contract, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets exceed 20 basis points through December 31, 2024.
Based on its review, the Board concluded that the fund's management fee and projected total expense ratio continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.
Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its September 2022 meeting, the Board concluded that it was satisfied that the profitability of Fidelity in connection with the operation of the fund was not excessive. Because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider Fidelity's costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract.
Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its September 2022 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with the approval of the fund's Amended Contract, the Board did not consider economies of scale because the proposed fee arrangement lowers the fund's management fee and FMR will continue to contractually limit expenses. The Board will continue to review economies of scale in connection with its consideration of future renewals of the Amended Contract.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the fund's Amended Contract should be approved.

1.9900847.102
LDI-ANN-1023
Fidelity® Series Government Money Market Fund

Annual Report
August 31, 2023

Contents

Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary/Performance August 31, 2023 (Unaudited)
Current 7-Day Yields

Fidelity® Series Government Money Market Fund	5.42%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Effective Maturity Diversification (% of Fund's Investments)
Days
1 - 7	75.5
8 - 30	2.1
31 - 60	6.1
61 - 90	9.6
91 - 180	3.3
> 180	3.4
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Asset Allocation (% of Fund's net assets)

Net Other Assets (Liabilities) - (0.4)%

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
U.S. Treasury Debt - 19.7%
	Yield (%)(a)	Principal Amount (b)	Value ($)
U.S. Treasury Obligations - 19.7%
U.S. Treasury Bills
9/7/23 to 1/25/24	5.19 to 5.48	885,500,000	876,802,494
U.S. Treasury Notes
10/31/23 to 10/31/24 (c)(d)	5.34 to 5.55	117,000,000	116,981,124

TOTAL U.S. TREASURY DEBT (Cost $993,783,618)			993,783,618

U.S. Government Agency Debt - 20.4%
	Yield (%)(a)	Principal Amount (b)	Value ($)
Federal Agencies - 20.4%
Federal Farm Credit Bank
9/26/23 to 8/28/25 (c)(d)	5.35 to 5.50	111,000,000	110,993,517
Federal Home Loan Bank
9/13/23 to 9/2/25 (c)	5.11 to 5.49	895,000,000	894,523,071
Freddie Mac
6/12/24	5.35	22,000,000	22,000,000

TOTAL U.S. GOVERNMENT AGENCY DEBT (Cost $1,027,516,588)			1,027,516,588

U.S. Government Agency Repurchase Agreement - 15.5%
	Maturity Amount ($)	Value ($)
In a joint trading account at 5.3% dated 8/31/23 due 9/1/23 (Collateralized by U.S. Government Obligations) #	288,059,441	288,017,000
With:
ABN AMRO Bank NV at 5.31%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Government Obligations valued at $10,201,509, 2.00% - 5.00%, 11/30/24 - 3/1/53)	10,001,475	10,000,000
BMO Harris Bank NA at 5.32%, dated:
8/14/23 due 9/7/23 (Collateralized by U.S. Government Obligations valued at $2,045,427, 3.50%, 3/20/47)	2,009,162	2,000,000
8/17/23 due 9/7/23 (Collateralized by U.S. Government Obligations valued at $3,066,783, 3.50%, 3/20/47)	3,012,413	3,000,000
8/24/23 due 9/7/23 (Collateralized by U.S. Government Obligations valued at $3,063,618, 3.50%, 3/20/47)	3,012,413	3,000,000
BNP Paribas, SA at:
5.31%, dated 7/17/23 due 9/18/23 (Collateralized by U.S. Treasury Obligations valued at $7,247,134, 0.00% - 5.58%, 4/30/25 - 6/20/53)	7,065,048	7,000,000
5.33%, dated 7/27/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $99,491,613, 0.00% - 7.50%, 10/12/23 - 6/20/53)	97,804,238	97,000,000
5.35%, dated:
7/25/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $6,154,514, 0.00% - 6.00%, 4/30/25 - 6/1/53) (c)(d)(e)	6,082,033	6,000,000
8/1/23 due 9/7/23 (Collateralized by U.S. Government Obligations valued at $6,148,200, 0.63% - 7.00%, 11/30/26 - 9/15/63) (c)(d)(e)	6,108,783	6,000,000
8/4/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $6,205,614, 0.00% - 7.00%, 4/30/25 - 8/1/53) (c)(d)(e)	6,108,783	6,000,000
8/23/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $6,128,210, 0.00% - 5.58%, 4/30/25 - 6/20/53) (c)(d)(e)	6,107,000	6,000,000
5.38%, dated:
8/1/23 due 12/1/23 (Collateralized by U.S. Government Obligations valued at $7,177,247, 0.00% - 5.58%, 11/15/24 - 11/1/52) (c)(d)(e)	7,127,626	7,000,000
8/4/23 due 12/4/23 (Collateralized by U.S. Treasury Obligations valued at $7,198,417, 0.00% - 5.58%, 4/30/25 - 5/15/49) (c)(d)(e)	7,127,626	7,000,000
8/23/23 due 12/21/23 (Collateralized by U.S. Treasury Obligations valued at $7,149,621, 0.00% - 5.58%, 4/30/25 - 6/20/53) (c)(d)(e)	7,125,533	7,000,000
BNY Mellon Capital Markets Corp. at 5.35%, dated 7/27/23 due 9/21/23 (Collateralized by U.S. Treasury Obligations valued at $10,254,719, 0.00% - 5.00%, 9/26/23 - 5/1/52)	10,083,222	10,000,000
BofA Securities, Inc. at:
5.36%, dated 7/18/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $2,053,559, 2.88%, 5/15/32) (c)(d)(e)	2,027,396	2,000,000
5.41%, dated 8/28/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $26,535,951, 1.75%, 12/31/24)	26,246,155	26,000,000
CIBC Bank U.S.A. at:
5.32%, dated 7/27/23 due 9/7/23 (Collateralized by U.S. Government Obligations valued at $16,406,823, 2.00% - 6.00%, 6/1/28 - 8/1/53)	16,132,409	16,000,000
5.36%, dated 7/27/23 due 9/21/23 (Collateralized by U.S. Government Obligations valued at $1,047,068, 0.82% - 5.00%, 6/1/28 - 5/16/63)	1,008,338	1,000,000
Citibank NA at 5.31%, dated 8/31/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $8,161,291, 0.00% - 6.00%, 9/1/23 - 8/1/53)	8,008,260	8,000,000
Citigroup Global Capital Markets, Inc. at:
5.31%, dated 8/31/23 due 9/7/23 (Collateralized by U.S. Government Obligations valued at $10,201,525, 2.25% - 5.50%, 10/31/24 - 8/20/52)	10,010,325	10,000,000
5.32%, dated 8/28/23 due 9/7/23 (Collateralized by U.S. Government Obligations valued at $8,164,898, 2.25% - 5.50%, 10/31/24 - 6/20/53)	8,028,373	8,000,000
Goldman Sachs & Co. at 5.31%, dated:
8/25/23 due 9/1/23 (Collateralized by U.S. Government Obligations valued at $22,463,170, 1.13% - 6.50%, 6/1/30 - 12/15/63)	22,022,715	22,000,000
8/28/23 due 9/1/23 (Collateralized by U.S. Government Obligations valued at $3,061,805, 2.89% - 7.00%, 5/20/27 - 12/15/60)	3,001,770	3,000,000
8/29/23 due 9/5/23 (Collateralized by U.S. Government Obligations valued at $34,695,346, 3.50% - 5.50%, 7/15/39 - 10/15/57)	34,035,105	34,000,000
8/30/23 due 9/6/23 (Collateralized by U.S. Government Obligations valued at $33,669,930, 2.80% - 4.50%, 10/1/27 - 5/1/50)	33,034,073	33,000,000
8/31/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $11,221,668, 3.13% - 4.00%, 2/29/28 - 11/15/28)	11,011,358	11,000,000
ING Financial Markets LLC at 5.35%, dated 7/27/23 due 9/21/23 (Collateralized by U.S. Government Obligations valued at $2,050,915, 4.50%, 9/20/52)	2,016,644	2,000,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at 5.35%, dated 8/17/23 due 10/25/23 (Collateralized by U.S. Government Obligations valued at $23,512,297, 2.00% - 5.00%, 11/1/34 - 8/1/52)	23,235,846	23,000,000
RBC Dominion Securities at 5.32%, dated 7/27/23 due 9/7/23 (Collateralized by U.S. Government Obligations valued at $27,693,856, 0.00% - 6.50%, 6/30/28 - 8/1/53)	27,223,440	27,000,000
RBC Financial Group at 5.33%, dated 7/27/23 due 9/7/23 (Collateralized by U.S. Government Obligations valued at $61,563,890, 0.38% - 7.50%, 10/15/24 - 9/1/53)	60,497,467	60,000,000
TD Securities (U.S.A.) at 5.31%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Government Obligations valued at $12,241,806, 5.50%, 4/20/53)	12,001,770	12,000,000
Wells Fargo Securities, LLC at:
5.32%, dated 8/28/23 due 9/1/23 (Collateralized by U.S. Government Obligations valued at $11,226,633, 3.50%, 11/20/52)	11,006,502	11,000,000
5.35%, dated 7/21/23 due 9/7/23 (Collateralized by U.S. Government Obligations valued at $11,289,518, 4.50%, 6/20/53) (c)(d)(e)	11,101,353	11,000,000
TOTAL U.S. GOVERNMENT AGENCY REPURCHASE AGREEMENT (Cost $785,017,000)		785,017,000

U.S. Treasury Repurchase Agreement - 44.8%
	Maturity Amount ($)	Value ($)
With:
ABN AMRO Bank NV at 5.3%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $6,120,970, 2.00% - 4.50%, 11/30/24 - 8/15/25)	6,000,883	6,000,000
Barclays Bank PLC at:
5.3%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $44,886,646, 0.25%, 5/31/25)	44,006,478	44,000,000
5.32%, dated:
8/24/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $5,106,045, 1.88%, 2/15/32)	5,020,689	5,000,000
8/31/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $13,261,964, 1.88%, 2/15/32)	13,040,343	13,000,000
BMO Harris Bank NA at 5.31%, dated 8/31/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $8,161,295, 4.38%, 8/31/28)	8,008,260	8,000,000
BNP Paribas, SA at 5.37%, dated:
6/1/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $12,480,588, 1.75% - 5.61%, 1/31/24 - 8/15/53) (c)(d)(e)	12,164,680	12,000,000
6/5/23 due 9/5/23 (Collateralized by U.S. Treasury Obligations valued at $12,396,330, 0.50% - 5.61%, 10/31/24 - 8/15/49) (c)(d)(e)	12,164,680	12,000,000
6/15/23 due 9/13/23 (Collateralized by U.S. Treasury Obligations valued at $12,378,944, 0.38% - 5.61%, 10/31/24 - 2/15/51) (c)(d)(e)	12,161,100	12,000,000
BofA Securities, Inc. at:
5.33%, dated 7/21/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $2,052,613, 4.38%, 8/31/28) (c)(d)(e)	2,018,359	2,000,000
5.38%, dated 8/28/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $4,082,507, 4.38%, 8/31/28)	4,037,660	4,000,000
CIBC Bank U.S.A. at 5.31%, dated:
7/27/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $9,228,960, 0.50% - 5.45%, 7/31/24 - 8/15/51)	9,074,340	9,000,000
8/30/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $7,142,237, 1.25% - 4.13%, 2/15/26 - 5/15/50)	7,022,715	7,000,000
Credit AG at 5.31%, dated 7/27/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $16,406,732, 4.38%, 8/31/28)	16,132,160	16,000,000
Federal Reserve Bank of New York at 5.3%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $1,521,223,995, 0.25% - 3.88%, 3/31/24 - 8/15/40)	1,521,223,925	1,521,000,000
Fixed Income Clearing Corp. - BNP at 5.3%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $16,322,403, 1.13% - 5.61%, 10/31/23 - 8/15/51)	16,002,356	16,000,000
Fixed Income Clearing Corp. - BNYM at:
5.3%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $96,900,035, 2.75%, 7/31/27)	95,013,986	95,000,000
5.31%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $10,200,054, 2.88%, 5/15/32)	10,001,475	10,000,000
Fixed Income Clearing Corp. - SSB at 5.3%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $129,550,193, 4.13%, 8/31/30)	127,018,697	127,000,000
ING Financial Markets LLC at:
5.3%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $3,063,377, 4.00%, 12/15/25)	3,000,442	3,000,000
5.31%, dated:
8/25/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $1,021,116, 0.88% - 3.75%, 1/15/25 - 11/15/43)	1,001,033	1,000,000
8/28/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $3,061,812, 1.13%, 8/15/40)	3,001,770	3,000,000
8/29/23 due 9/5/23 (Collateralized by U.S. Treasury Obligations valued at $1,020,521, 1.13% - 3.25%, 11/15/29 - 2/15/51)	1,001,033	1,000,000
Lloyds Bank PLC at:
5.33%, dated 6/30/23 due 9/29/23 (Collateralized by U.S. Treasury Obligations valued at $2,062,505, 2.50% - 2.88%, 1/31/25 - 6/15/25)	2,026,946	2,000,000
5.35%, dated 7/20/23 due 9/20/23 (Collateralized by U.S. Treasury Obligations valued at $2,055,107, 0.75% - 2.50%, 11/15/24 - 1/31/25)	2,018,428	2,000,000
5.39%, dated 7/24/23 due 10/24/23 (Collateralized by U.S. Treasury Obligations valued at $3,078,161, 2.38% - 2.50%, 8/15/24 - 1/31/25)	3,041,323	3,000,000
5.42%, dated 8/29/23 due 10/30/23 (Collateralized by U.S. Treasury Obligations valued at $4,078,802, 2.50% - 3.88%, 1/31/25 - 12/31/27)	4,037,338	4,000,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at 5.33%, dated 8/17/23 due 10/25/23 (Collateralized by U.S. Treasury Obligations valued at $6,133,618, 1.25% - 3.00%, 8/15/31 - 11/15/49)	6,061,295	6,000,000
Mizuho Bank, Ltd. at 5.31%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $13,278,618, 1.63%, 5/15/31)	13,001,918	13,000,000
MUFG Securities (Canada), Ltd. at:
5.32%, dated 8/28/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $3,062,864, 0.25% - 4.63%, 9/15/24 - 5/15/52)	3,010,640	3,000,000
5.33%, dated 8/17/23 due 10/25/23 (Collateralized by U.S. Treasury Obligations valued at $3,067,048, 0.38% - 4.63%, 8/31/24 - 5/15/52)	3,030,648	3,000,000
MUFG Securities EMEA PLC at 5.31%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $20,396,374, 4.38%, 10/31/24)	20,002,950	20,000,000
Natixis SA at:
5.3%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $6,172,075, 3.00% - 4.00%, 8/15/42 - 11/15/52)	6,000,883	6,000,000
5.34%, dated 7/27/23 due 9/21/23 (Collateralized by U.S. Treasury Obligations valued at $19,522,130, 0.38% - 6.38%, 3/31/24 - 2/15/53)	19,157,827	19,000,000
NatWest Markets Securities, Inc. at 5.31%, dated 8/31/23 due:
9/1/23 (Collateralized by U.S. Treasury Obligations valued at $3,060,524, 2.00% - 4.25%, 11/15/40 - 8/15/51)	3,000,443	3,000,000
9/7/23 (Collateralized by U.S. Treasury Obligations valued at $12,329,297, 2.75% - 4.50%, 8/15/39 - 11/15/47)	12,012,390	12,000,000
Norinchukin Bank at 5.34%, dated 8/29/23 due 9/5/23 (Collateralized by U.S. Treasury Obligations valued at $5,151,567, 3.63%, 2/15/53)	5,005,192	5,000,000
RBC Dominion Securities at 5.32%, dated 7/27/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $4,101,751, 0.00% - 3.88%, 10/12/23 - 5/15/43)	4,033,102	4,000,000
SMBC Nikko Securities America, Inc. at 5.3%, dated 8/31/23 due 9/1/23 (Collateralized by U.S. Treasury Obligations valued at $205,385,958, 0.00% - 4.38%, 10/24/23 - 2/15/49)	200,029,444	200,000,000
Societe Generale at 5.31%, dated:
8/30/23 due 9/6/23 (Collateralized by U.S. Treasury Obligations valued at $11,223,355, 1.13% - 4.13%, 2/28/27 - 10/31/27)	11,011,358	11,000,000
8/31/23 due 9/7/23 (Collateralized by U.S. Treasury Obligations valued at $15,302,356, 4.13%, 10/31/27)	15,015,488	15,000,000
Wells Fargo Bank NA at 5.36%, dated 8/14/23 due 9/13/23 (Collateralized by U.S. Treasury Obligations valued at $6,136,445, 2.75%, 11/15/42)	6,026,800	6,000,000
TOTAL U.S. TREASURY REPURCHASE AGREEMENT (Cost $2,264,000,000)		2,264,000,000

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $5,070,317,206)	5,070,317,206
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(19,666,438)
NET ASSETS - 100.0%	5,050,650,768

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	The maturity amount is based on the rate at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs, refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value ($)
$288,017,000 due 9/01/23 at 5.30%
BNY Mellon Capital Markets LLC	7,015,000
Bank of America, N.A.	20,218,000
BofA Securities, Inc.	11,586,000
Citigroup Global Markets, Inc.	14,040,000
Credit Agricole CIB New York Branch	12,373,000
HSBC Securities (USA), Inc.	2,527,000
ING Financial Markets LLC	1,391,000
JP Morgan Securities LLC	5,616,000
Mitsubishi UFJ Securities Holdings Ltd	12,917,000
Mizuho Securities USA, Inc.	5,616,000
Nomura Securities International	50,593,000
RBC Dominion Securities, Inc.	26,165,000
Royal Bank of Canada	4,042,000
Sumitomo Mitsui Banking Corp.	79,750,000
Sumitomo Mitsui Banking Corp. NY	20,434,000
Wells Fargo Bank, N.A.	2,502,000
Wells Fargo Securities LLC	11,232,000
288,017,000

Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value (including repurchase agreements of $3,049,017,000) - See accompanying schedule Unaffiliated issuers (cost $5,070,317,206):		$5,070,317,206
Cash		11,000,160
Receivable for fund shares sold		82,431,150
Interest receivable		11,355,901
Total assets		5,175,104,417
Liabilities
Payable for investments purchased	$106,392,167
Payable for fund shares redeemed	18,051,183
Other payables and accrued expenses	10,299
Total Liabilities		124,453,649
Net Assets		$5,050,650,768
Net Assets consist of:
Paid in capital		$5,050,636,591
Total accumulated earnings (loss)		14,177
Net Assets		$5,050,650,768
Net Asset Value, offering price and redemption price per share ($5,050,650,768 ÷ 5,050,645,645 shares)		$1.00

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$187,083,348
Expenses
Custodian fees and expenses	$50,720
Independent trustees' fees and expenses	13,083
Miscellaneous	56
Total expenses before reductions	63,859
Expense reductions	(17,166)
Total expenses after reductions		46,693
Net Investment income (loss)		187,036,655
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(77,719)
Total net realized gain (loss)		(77,719)
Net increase in net assets resulting from operations		$186,958,936
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$187,036,655	$16,325,351
Net realized gain (loss)	(77,719)	(5,778)
Net increase in net assets resulting from operations	186,958,936	16,319,573
Distributions to shareholders	(187,148,956)	(16,325,108)

Share transactions
Proceeds from sales of shares	5,147,361,735	479,055,294
Reinvestment of distributions	185,138,909	16,320,750
Cost of shares redeemed	(2,654,426,557)	(7,815,340,786)

Net increase (decrease) in net assets and shares resulting from share transactions	2,678,074,087	(7,319,964,742)
Total increase (decrease) in net assets	2,677,884,067	(7,319,970,277)

Net Assets
Beginning of period	2,372,766,701	9,692,736,978
End of period	$5,050,650,768	$2,372,766,701

Other Information
Shares
Sold	5,147,361,735	479,055,294
Issued in reinvestment of distributions	185,138,909	16,320,750
Redeemed	(2,654,426,557)	(7,815,340,786)
Net increase (decrease)	2,678,074,087	(7,319,964,742)

Financial Highlights
Fidelity® Series Government Money Market Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.046	.003	.001	.010	.024
Net realized and unrealized gain (loss)	(.002)	.002	- B	.001	- B
Total from investment operations	.044	.005	.001	.011	.024
Distributions from net investment income	(.044)	(.005)	(.001)	(.011)	(.024)
Total distributions	(.044)	(.005)	(.001)	(.011)	(.024)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return C	4.54%	.53%	.10%	1.08%	2.38%
Ratios to Average Net Assets A,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	4.59%	.31%	.10%	.98%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$5,050,651	$2,372,767	$9,692,737	$9,500,272	$6,572,472

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BAmount represents less than $.0005 per share.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Series Government Money Market Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. The net asset value per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.  Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,331
Gross unrealized depreciation	(19,331)
Net unrealized appreciation (depreciation)	$-
Tax Cost	$5,070,317,206

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$94,435
Capital loss carryforward	$(80,258)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$-
Long-term	(80,258)
Total capital loss carryforward	$(80,258)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$187,148,956	$16,325,108
Total	$187,148,956	$16,325,108

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, funds and other registered investment companies having management contracts with Fidelity Management and Research Company LLC, or its affiliates are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by cash or government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The collateral balance is monitored on a daily basis to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.
3. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. During the period, there were no interfund trades.
4. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $17,166.
5. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
6. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Government Money Market Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® Series Government Money Market Fund	-%-D
Actual		$ 1,000	$ 1,025.90	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 29.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $187,036,656 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9878695.107
GVM-ANN-1023
Fidelity® Short-Term Bond Index Fund

Annual Report
August 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Short-Term Bond Index Fund	1.19%	1.14%	0.92%

A   From October 18, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Index Fund, on October 18, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 1-5 Year Government/Credit Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund returned 1.19% versus the 1.19% return of the benchmark, the Bloomberg 1-5 Year Government/Credit Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 3,500) and the significant costs associated with full replication of the index, we construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the index. Exposures include duration, key rate durations, credit quality, sector and issuer allocation and other factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 33.3%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.:
1.7% 3/25/26	1,630,000	1,485,731
2.3% 6/1/27	2,980,000	2,668,305
Telefonica Emisiones S.A.U. 4.103% 3/8/27	580,000	552,060
TELUS Corp. 3.7% 9/15/27	320,000	300,818
Verizon Communications, Inc.:
0.75% 3/22/24	1,600,000	1,556,390
0.85% 11/20/25	1,600,000	1,451,022
1.45% 3/20/26	1,559,000	1,414,196
		9,428,522
Entertainment - 0.2%
Activision Blizzard, Inc. 3.4% 9/15/26	350,000	334,447
Netflix, Inc. 4.875% 4/15/28	1,070,000	1,053,468
The Walt Disney Co.:
1.75% 1/13/26	760,000	703,482
3.35% 3/24/25	1,900,000	1,843,631
3.375% 11/15/26	310,000	294,629
		4,229,657
Interactive Media & Services - 0.2%
Alphabet, Inc.:
0.45% 8/15/25	850,000	780,115
1.998% 8/15/26	650,000	601,574
Baidu, Inc.:
1.72% 4/9/26	1,000,000	904,740
4.375% 5/14/24	700,000	692,685
Meta Platforms, Inc.:
3.5% 8/15/27	1,040,000	991,164
4.6% 5/15/28	400,000	396,507
		4,366,785
Media - 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.75% 2/15/28	300,000	274,520
4.2% 3/15/28	520,000	484,335
4.908% 7/23/25	360,000	353,542
Comcast Corp.:
2.35% 1/15/27	270,000	247,708
3.15% 3/1/26	750,000	716,299
3.375% 2/15/25	920,000	895,913
3.375% 8/15/25	940,000	907,919
3.7% 4/15/24	1,970,000	1,945,308
3.95% 10/15/25	470,000	457,781
4.55% 1/15/29	1,000,000	980,231
Discovery Communications LLC:
3.9% 11/15/24	100,000	97,057
4.9% 3/11/26	1,190,000	1,169,643
Grupo Televisa SA de CV 6.625% 3/18/25	290,000	290,795
Magallanes, Inc.:
3.638% 3/15/25	700,000	677,264
3.755% 3/15/27	1,640,000	1,538,185
Paramount Global:
2.9% 1/15/27	190,000	171,246
3.375% 2/15/28	200,000	177,540
4.75% 5/15/25	440,000	431,113
TCI Communications, Inc. 7.875% 2/15/26	620,000	656,406
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	120,000	109,910
2.95% 6/15/27	820,000	769,494
3% 2/13/26	130,000	123,770
		13,475,979
Wireless Telecommunication Services - 0.3%
Rogers Communications, Inc. 3.2% 3/15/27	580,000	536,164
Sprint Corp. 7.625% 3/1/26	1,140,000	1,181,642
T-Mobile U.S.A., Inc.:
1.5% 2/15/26	290,000	264,233
3.5% 4/15/25	1,030,000	995,704
3.75% 4/15/27	470,000	445,463
4.95% 3/15/28	2,000,000	1,972,154
5.375% 4/15/27	1,020,000	1,018,221
Vodafone Group PLC 4.125% 5/30/25	190,000	185,676
		6,599,257
TOTAL COMMUNICATION SERVICES		38,100,200
CONSUMER DISCRETIONARY - 1.8%
Automobile Components - 0.0%
Lear Corp. 3.8% 9/15/27	280,000	262,508
Magna International, Inc. 4.15% 10/1/25	360,000	349,624
		612,132
Automobiles - 0.7%
American Honda Finance Corp.:
1% 9/10/25	1,450,000	1,328,925
1.2% 7/8/25	505,000	468,196
1.5% 1/13/25	240,000	227,615
2.15% 9/10/24	740,000	714,435
3.5% 2/15/28	560,000	525,425
3.55% 1/12/24	250,000	248,006
4.6% 4/17/25	700,000	690,779
5.125% 7/7/28	280,000	280,188
General Motors Co. 4% 4/1/25	390,000	379,201
General Motors Financial Co., Inc.:
1.05% 3/8/24	1,027,000	1,001,119
1.25% 1/8/26	1,070,000	962,560
2.7% 8/20/27	580,000	515,802
3.5% 11/7/24	370,000	359,366
3.85% 1/5/28	280,000	258,008
3.95% 4/13/24	320,000	315,802
4% 1/15/25	530,000	515,208
4% 10/6/26	640,000	604,910
4.3% 7/13/25	840,000	815,613
5% 4/9/27	960,000	935,581
5.25% 3/1/26	590,000	581,025
5.4% 4/6/26	1,000,000	987,559
5.8% 6/23/28	400,000	396,553
Toyota Motor Corp.:
0.681% 3/25/24	1,230,000	1,196,447
1.339% 3/25/26	110,000	100,187
2.358% 7/2/24	720,000	700,955
5.118% 7/13/28	1,800,000	1,816,974
		16,926,439
Broadline Retail - 0.4%
Alibaba Group Holding Ltd. 3.6% 11/28/24	2,000,000	1,945,640
Amazon.com, Inc.:
0.8% 6/3/25	2,158,000	2,003,882
1% 5/12/26	1,168,000	1,055,524
1.2% 6/3/27	1,440,000	1,267,804
3.15% 8/22/27	1,120,000	1,053,184
4.55% 12/1/27	420,000	418,344
eBay, Inc.:
1.4% 5/10/26	666,000	600,357
3.45% 8/1/24	100,000	97,959
Kohl's Corp. 10.75% 5/15/25	290,000	299,085
		8,741,779
Hotels, Restaurants & Leisure - 0.2%
Expedia, Inc.:
3.8% 2/15/28	490,000	456,710
5% 2/15/26	330,000	326,149
Marriott International, Inc.:
3.125% 6/15/26	190,000	178,527
3.6% 4/15/24	1,430,000	1,408,012
5% 10/15/27	450,000	445,716
McDonald's Corp.:
1.45% 9/1/25	110,000	102,208
3.3% 7/1/25	1,310,000	1,265,181
3.5% 7/1/27	240,000	227,800
3.7% 1/30/26	110,000	106,378
3.8% 4/1/28	170,000	162,488
Starbucks Corp.:
2.45% 6/15/26	350,000	326,637
3.8% 8/15/25	583,000	566,941
		5,572,747
Household Durables - 0.1%
D.R. Horton, Inc. 1.3% 10/15/26	750,000	661,233
Lennar Corp.:
4.5% 4/30/24	400,000	396,800
4.75% 5/30/25	400,000	392,671
4.75% 11/29/27	350,000	339,368
Toll Brothers Finance Corp. 4.35% 2/15/28	370,000	347,213
		2,137,285
Leisure Products - 0.0%
Hasbro, Inc.:
3.5% 9/15/27	360,000	336,365
3.55% 11/19/26	200,000	187,845
		524,210
Specialty Retail - 0.3%
Advance Auto Parts, Inc. 5.95% 3/9/28	244,000	241,290
AutoNation, Inc. 1.95% 8/1/28	190,000	157,399
AutoZone, Inc.:
3.125% 4/21/26	270,000	256,240
4.5% 2/1/28	160,000	155,681
Lowe's Companies, Inc.:
4% 4/15/25	2,863,000	2,797,892
4.8% 4/1/26	700,000	691,889
Ross Stores, Inc. 4.6% 4/15/25	450,000	442,139
The Home Depot, Inc.:
2.125% 9/15/26	480,000	442,796
2.8% 9/14/27	1,220,000	1,133,767
3% 4/1/26	100,000	95,584
3.35% 9/15/25	720,000	695,229
		7,109,906
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	836,000	799,829
2.75% 3/27/27	550,000	513,935
VF Corp. 2.8% 4/23/27	420,000	381,537
		1,695,301
TOTAL CONSUMER DISCRETIONARY		43,319,799
CONSUMER STAPLES - 1.8%
Beverages - 0.5%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 3.65% 2/1/26	780,000	753,546
Anheuser-Busch InBev Worldwide, Inc. 4% 4/13/28	180,000	173,337
Constellation Brands, Inc.:
3.6% 5/9/24	960,000	945,222
3.7% 12/6/26	340,000	323,965
4.35% 5/9/27	250,000	242,066
4.75% 11/15/24	710,000	703,521
Diageo Capital PLC 5.3% 10/24/27	650,000	657,454
Dr. Pepper Snapple Group, Inc.:
2.55% 9/15/26	110,000	101,544
3.4% 11/15/25	150,000	143,466
3.43% 6/15/27	340,000	319,582
4.417% 5/25/25	237,000	232,411
Molson Coors Beverage Co. 3% 7/15/26	840,000	787,077
PepsiCo, Inc.:
2.25% 3/19/25	1,870,000	1,789,315
2.375% 10/6/26	500,000	468,529
3% 10/15/27	1,040,000	978,240
3.6% 3/1/24	120,000	118,838
The Coca-Cola Co.:
1.45% 6/1/27	610,000	544,647
1.75% 9/6/24	510,000	491,549
2.9% 5/25/27	760,000	714,464
		10,488,773
Consumer Staples Distribution & Retail - 0.4%
Dollar General Corp. 4.625% 11/1/27	1,000,000	973,984
Dollar Tree, Inc. 4.2% 5/15/28	940,000	892,009
Kroger Co.:
2.65% 10/15/26	120,000	110,995
3.5% 2/1/26	200,000	190,940
Sysco Corp.:
3.25% 7/15/27	340,000	316,844
3.3% 7/15/26	590,000	559,909
Target Corp.:
2.25% 4/15/25	313,000	298,798
2.5% 4/15/26	420,000	397,776
3.5% 7/1/24	570,000	560,239
Walgreens Boots Alliance, Inc.:
3.45% 6/1/26	360,000	340,068
3.8% 11/18/24	910,000	888,561
Walmart, Inc.:
2.85% 7/8/24	370,000	361,889
3.05% 7/8/26	1,150,000	1,099,114
3.55% 6/26/25	280,000	272,570
3.9% 4/15/28	300,000	290,822
3.95% 9/9/27	800,000	780,873
		8,335,391
Food Products - 0.4%
Bunge Ltd. Finance Corp. 3.25% 8/15/26	600,000	565,162
Campbell Soup Co. 4.15% 3/15/28	550,000	523,632
Conagra Brands, Inc.:
1.375% 11/1/27	270,000	229,399
4.3% 5/1/24	700,000	692,140
4.6% 11/1/25	230,000	225,168
General Mills, Inc. 4% 4/17/25	490,000	477,603
JBS U.S.A. Lux SA / JBS Food Co. 5.125% 2/1/28	590,000	573,412
Kellogg Co. 3.4% 11/15/27	450,000	418,272
Kraft Heinz Foods Co.:
3% 6/1/26	430,000	405,357
3.875% 5/15/27	800,000	764,196
McCormick & Co., Inc. 3.4% 8/15/27	390,000	365,513
Mondelez International, Inc. 2.625% 3/17/27	500,000	459,640
The J.M. Smucker Co. 3.375% 12/15/27	360,000	336,316
Tyson Foods, Inc.:
3.55% 6/2/27	550,000	516,612
4% 3/1/26	550,000	531,691
Unilever Capital Corp.:
2% 7/28/26	280,000	259,254
2.6% 5/5/24	1,280,000	1,255,860
3.1% 7/30/25	370,000	356,618
		8,955,845
Household Products - 0.1%
Colgate-Palmolive Co. 4.8% 3/2/26	640,000	640,719
Kimberly-Clark Corp. 1.05% 9/15/27	450,000	388,565
Procter & Gamble Co.:
0.55% 10/29/25	640,000	582,926
1% 4/23/26	550,000	500,160
2.85% 8/11/27	1,080,000	1,011,991
		3,124,361
Personal Care Products - 0.0%
Kenvue, Inc.:
5.05% 3/22/28 (b)	590,000	591,566
5.35% 3/22/26 (b)	220,000	221,141
		812,707
Tobacco - 0.4%
Altria Group, Inc.:
2.35% 5/6/25	270,000	255,612
2.625% 9/16/26	390,000	361,618
4.4% 2/14/26	100,000	97,777
BAT Capital Corp.:
2.259% 3/25/28	450,000	386,913
3.215% 9/6/26	200,000	186,753
3.222% 8/15/24	1,700,000	1,657,831
3.557% 8/15/27	1,040,000	964,786
4.7% 4/2/27	250,000	242,462
BAT International Finance PLC:
1.668% 3/25/26	680,000	615,799
5.931% 2/2/29	370,000	368,541
Philip Morris International, Inc.:
1.5% 5/1/25	760,000	713,229
2.875% 5/1/24	1,810,000	1,776,561
3.125% 8/17/27	220,000	204,877
4.875% 2/15/28	500,000	493,545
5.125% 11/17/27	600,000	598,873
Reynolds American, Inc. 4.45% 6/12/25	650,000	635,911
		9,561,088
TOTAL CONSUMER STAPLES		41,278,165
ENERGY - 2.1%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 2.061% 12/15/26	660,000	596,983
Oil, Gas & Consumable Fuels - 2.1%
Boardwalk Pipelines LP 4.45% 7/15/27	540,000	514,832
Canadian Natural Resources Ltd.:
2.05% 7/15/25	280,000	262,309
3.85% 6/1/27	590,000	558,156
Cenovus Energy, Inc. 5.375% 7/15/25	280,000	276,974
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	340,000	336,386
5.875% 3/31/25	770,000	767,381
Chevron Corp.:
1.554% 5/11/25	1,000,000	940,667
1.995% 5/11/27	830,000	752,483
2.954% 5/16/26	810,000	771,968
3.326% 11/17/25	250,000	241,731
Chevron U.S.A., Inc. 3.9% 11/15/24	110,000	108,200
Columbia Pipeline Group, Inc. 4.5% 6/1/25	400,000	390,264
ConocoPhillips Co. 2.4% 3/7/25	1,200,000	1,150,143
DCP Midstream Operating LP:
5.375% 7/15/25	100,000	99,001
5.625% 7/15/27	330,000	330,352
Devon Energy Corp. 5.25% 9/15/24	500,000	496,851
Enbridge, Inc.:
1.6% 10/4/26	500,000	448,244
3.5% 6/10/24	220,000	216,005
3.7% 7/15/27	330,000	310,879
Energy Transfer LP:
2.9% 5/15/25	1,010,000	959,907
3.9% 5/15/24 (c)	2,180,000	2,147,707
4.95% 6/15/28	230,000	222,753
5.5% 6/1/27	100,000	99,418
5.875% 1/15/24	365,000	364,698
5.95% 12/1/25	370,000	370,423
Enterprise Products Operating LP:
3.75% 2/15/25	370,000	359,967
5.05% 1/10/26	2,000,000	1,989,958
EOG Resources, Inc. 3.15% 4/1/25	1,610,000	1,557,029
EQT Corp. 3.9% 10/1/27	250,000	233,431
Equinor ASA 2.875% 4/6/25	2,700,000	2,604,596
Exxon Mobil Corp.:
2.019% 8/16/24	3,230,000	3,125,638
2.275% 8/16/26	650,000	605,329
2.992% 3/19/25	900,000	871,352
Hess Corp. 4.3% 4/1/27	350,000	336,701
Kinder Morgan, Inc.:
1.75% 11/15/26	610,000	545,449
4.3% 3/1/28	410,000	390,828
Marathon Oil Corp. 4.4% 7/15/27	390,000	371,650
Marathon Petroleum Corp. 4.7% 5/1/25	1,675,000	1,645,731
MPLX LP:
1.75% 3/1/26	840,000	765,055
4% 3/15/28	1,070,000	1,004,501
4.25% 12/1/27	580,000	551,904
Occidental Petroleum Corp. 8.5% 7/15/27	770,000	832,255
ONEOK, Inc.:
4.55% 7/15/28	590,000	562,582
5.85% 1/15/26	520,000	522,773
Ovintiv, Inc. 5.65% 5/15/28	580,000	575,562
Phillips 66 Co.:
3.55% 10/1/26	390,000	369,140
3.85% 4/9/25	1,000,000	973,017
Pioneer Natural Resources Co. 1.125% 1/15/26	270,000	244,757
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	920,000	895,654
4.5% 12/15/26	230,000	222,454
4.65% 10/15/25	140,000	136,534
Sabine Pass Liquefaction LLC:
4.2% 3/15/28	400,000	378,806
5% 3/15/27	790,000	776,633
5.625% 3/1/25	1,050,000	1,046,580
5.875% 6/30/26	450,000	452,086
Schlumberger Investment SA 4.5% 5/15/28	320,000	314,128
Shell International Finance BV:
2% 11/7/24	700,000	673,058
2.875% 5/10/26	960,000	910,394
3.25% 5/11/25	310,000	300,097
Spectra Energy Partners LP 4.75% 3/15/24	1,050,000	1,043,352
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.5% 7/15/27	710,000	713,657
Tennessee Gas Pipeline Co. 7% 3/15/27	540,000	562,012
The Williams Companies, Inc.:
3.75% 6/15/27	980,000	922,495
4% 9/15/25	760,000	736,014
Total Capital International SA:
3.7% 1/15/24	190,000	188,709
3.75% 4/10/24	1,400,000	1,384,060
TransCanada PipeLines Ltd.:
1% 10/12/24	630,000	597,466
4.25% 5/15/28	250,000	238,008
4.875% 1/15/26	340,000	335,772
Valero Energy Corp. 2.85% 4/15/25	1,000,000	955,098
Valero Energy Partners LP 4.5% 3/15/28	230,000	221,390
Western Gas Partners LP:
3.1% 2/1/25	250,000	239,413
4.5% 3/1/28	410,000	385,814
4.75% 8/15/28	240,000	227,197
		49,033,818
TOTAL ENERGY		49,630,801
FINANCIALS - 15.1%
Banks - 8.9%
Australia and New Zealand Banking Group Ltd. 5.088% 12/8/25	630,000	627,205
Banco Bilbao Vizcaya Argentaria SA 6.138% 9/14/28 (c)	200,000	200,855
Banco Santander SA:
1.722% 9/14/27 (c)	800,000	703,171
1.849% 3/25/26	1,200,000	1,083,753
3.892% 5/24/24	1,200,000	1,181,321
4.175% 3/24/28 (c)	600,000	562,613
4.379% 4/12/28	600,000	563,610
5.147% 8/18/25	200,000	196,736
5.179% 11/19/25	400,000	390,981
5.294% 8/18/27	400,000	392,130
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.6068% 6/14/24 (c)(d)	1,200,000	1,196,189
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (c)(d)	1,100,000	1,085,540
0.81% 10/24/24 (c)	1,880,000	1,865,433
0.981% 9/25/25 (c)	2,000,000	1,892,711
1.319% 6/19/26 (c)	1,000,000	920,260
1.658% 3/11/27 (c)	820,000	740,950
1.734% 7/22/27 (c)	3,260,000	2,917,013
2.015% 2/13/26 (c)	1,250,000	1,178,644
2.456% 10/22/25 (c)	1,400,000	1,345,688
3.419% 12/20/28 (c)	1,540,000	1,412,190
3.458% 3/15/25 (c)	1,500,000	1,478,633
3.593% 7/21/28 (c)	1,120,000	1,042,471
3.875% 8/1/25	2,130,000	2,073,195
3.95% 4/21/25	580,000	561,409
4.2% 8/26/24	320,000	314,302
4.25% 10/22/26	2,030,000	1,949,527
4.376% 4/27/28 (c)	1,900,000	1,823,817
4.948% 7/22/28 (c)	1,200,000	1,174,923
5.202% 4/25/29 (c)	750,000	738,661
6.204% 11/10/28 (c)	800,000	818,390
Bank of Montreal:
0.949% 1/22/27 (c)	100,000	89,762
1.25% 9/15/26	750,000	664,735
4.338% 10/5/28 (c)	1,650,000	1,647,283
4.7% 9/14/27	1,690,000	1,648,077
Bank of Nova Scotia:
1.05% 3/2/26	590,000	529,250
1.3% 9/15/26	1,240,000	1,098,759
2.2% 2/3/25	350,000	333,322
4.5% 12/16/25	1,300,000	1,260,369
4.75% 2/2/26	1,500,000	1,473,255
5.25% 6/12/28	260,000	257,713
Barclays PLC:
2.279% 11/24/27 (c)	1,940,000	1,722,793
2.852% 5/7/26 (c)	400,000	378,049
3.932% 5/7/25 (c)	1,410,000	1,389,387
4.375% 9/11/24	1,220,000	1,192,982
4.375% 1/12/26	520,000	501,257
5.2% 5/12/26	800,000	776,275
5.501% 8/9/28 (c)	200,000	195,103
5.829% 5/9/27 (c)	600,000	594,499
7.385% 11/2/28 (c)	1,000,000	1,041,033
Canadian Imperial Bank of Commerce:
0.5% 12/14/23	100,000	98,592
1.25% 6/22/26	590,000	525,834
3.1% 4/2/24	1,200,000	1,181,084
3.945% 8/4/25	530,000	513,608
Citigroup, Inc.:
1.122% 1/28/27 (c)	2,100,000	1,882,035
1.462% 6/9/27 (c)	2,200,000	1,959,012
3.106% 4/8/26 (c)	2,040,000	1,952,306
3.3% 4/27/25	1,420,000	1,371,692
3.352% 4/24/25 (c)	1,400,000	1,374,059
3.52% 10/27/28 (c)	1,650,000	1,522,741
3.668% 7/24/28 (c)	590,000	548,686
3.887% 1/10/28 (c)	1,130,000	1,067,489
4.075% 4/23/29 (c)	650,000	609,433
4.4% 6/10/25	140,000	136,514
4.45% 9/29/27	350,000	334,552
4.6% 3/9/26	750,000	730,258
5.5% 9/13/25	1,500,000	1,491,580
Commonwealth Bank of Australia New York Branch 5.316% 3/13/26	710,000	712,590
Discover Bank 2.45% 9/12/24	1,150,000	1,102,638
Export-Import Bank of Korea:
0.625% 2/9/26	1,200,000	1,070,448
2.375% 6/25/24	710,000	691,788
5% 1/11/28	2,000,000	1,999,160
Fifth Third Bancorp:
2.375% 1/28/25	1,280,000	1,217,999
3.65% 1/25/24	450,000	445,748
6.361% 10/27/28 (c)	500,000	503,986
HSBC Holdings PLC:
0.976% 5/24/25 (c)	2,000,000	1,922,290
2.013% 9/22/28 (c)	3,240,000	2,784,511
2.251% 11/22/27 (c)	690,000	615,304
2.633% 11/7/25 (c)	1,600,000	1,534,358
2.999% 3/10/26 (c)	5,000,000	4,772,289
4.25% 3/14/24	510,000	504,487
4.25% 8/18/25	444,000	428,302
4.292% 9/12/26 (c)	300,000	289,369
5.887% 8/14/27 (c)	3,000,000	2,990,593
6.161% 3/9/29 (c)	400,000	402,708
Huntington National Bank:
4.552% 5/17/28 (c)	590,000	558,673
5.699% 11/18/25 (c)	830,000	814,075
ING Groep NV:
1.726% 4/1/27 (c)	484,000	435,240
4.017% 3/28/28 (c)	1,240,000	1,166,693
Intesa Sanpaolo SpA 5.25% 1/12/24	200,000	199,254
Japan Bank International Cooperation:
1.875% 7/21/26	5,300,000	4,856,278
2.5% 5/23/24	200,000	195,487
JPMorgan Chase & Co.:
0.768% 8/9/25 (c)	2,100,000	1,995,065
0.824% 6/1/25 (c)	1,000,000	960,270
1.04% 2/4/27 (c)	1,500,000	1,342,597
1.045% 11/19/26 (c)	470,000	423,763
1.47% 9/22/27 (c)	690,000	609,482
1.578% 4/22/27 (c)	3,211,000	2,883,302
2.083% 4/22/26 (c)	1,500,000	1,410,877
2.301% 10/15/25 (c)	1,200,000	1,151,160
3.2% 6/15/26	150,000	142,166
3.22% 3/1/25 (c)	730,000	719,903
3.54% 5/1/28 (c)	510,000	475,943
3.625% 12/1/27	450,000	423,215
4.005% 4/23/29 (c)	1,960,000	1,838,737
4.125% 12/15/26	460,000	442,705
4.323% 4/26/28 (c)	3,000,000	2,884,681
4.851% 7/25/28 (c)	3,700,000	3,625,826
KeyBank NA 3.3% 6/1/25	1,200,000	1,124,226
Korea Development Bank 0.4% 6/19/24	2,200,000	2,112,430
Lloyds Banking Group PLC:
1.627% 5/11/27 (c)	210,000	187,318
2.438% 2/5/26 (c)	200,000	189,435
3.574% 11/7/28 (c)	1,310,000	1,189,993
3.75% 3/18/28 (c)	610,000	567,607
3.9% 3/12/24	200,000	197,769
4.5% 11/4/24	2,290,000	2,239,704
4.65% 3/24/26	330,000	318,580
5.871% 3/6/29 (c)	240,000	238,153
Manufacturers & Traders Trust Co. 4.7% 1/27/28	1,220,000	1,140,497
Mitsubishi UFJ Financial Group, Inc.:
1.412% 7/17/25	730,000	674,214
1.538% 7/20/27 (c)	900,000	802,340
2.757% 9/13/26	1,110,000	1,023,311
2.801% 7/18/24	3,500,000	3,406,976
3.407% 3/7/24	270,000	266,656
3.961% 3/2/28	450,000	428,264
5.017% 7/20/28 (c)	1,050,000	1,027,689
5.242% 4/19/29 (c)	300,000	296,290
5.354% 9/13/28 (c)	300,000	297,174
5.422% 2/22/29 (c)	1,000,000	995,766
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (c)	1,708,000	1,707,412
1.234% 5/22/27 (c)	210,000	185,861
1.554% 7/9/27 (c)	743,000	659,656
2.226% 5/25/26 (c)	200,000	186,996
2.839% 7/16/25 (c)	200,000	194,098
5.414% 9/13/28 (c)	200,000	198,308
5.778% 7/6/29 (c)	420,000	420,682
Morgan Stanley Bank, West Valley City Utah 4.754% 4/21/26	2,450,000	2,418,273
National Australia Bank Ltd.:
3.375% 1/14/26	800,000	767,041
3.905% 6/9/27	1,140,000	1,090,146
4.9% 6/13/28	440,000	434,779
NatWest Group PLC:
3.073% 5/22/28 (c)	500,000	450,822
3.875% 9/12/23	425,000	424,847
4.269% 3/22/25 (c)	200,000	197,744
4.8% 4/5/26	990,000	963,879
5.125% 5/28/24	490,000	485,610
5.516% 9/30/28 (c)	200,000	196,437
5.808% 9/13/29 (c)	900,000	892,546
5.847% 3/2/27 (c)	200,000	198,813
Oesterreichische Kontrollbank AG:
0.375% 9/17/25	583,000	531,785
3.125% 11/7/23	230,000	229,030
PNC Bank NA 3.25% 6/1/25	1,040,000	993,596
PNC Financial Services Group, Inc.:
1.15% 8/13/26	900,000	798,017
2.2% 11/1/24	560,000	537,464
5.354% 12/2/28 (c)	160,000	157,643
5.582% 6/12/29 (c)	440,000	436,394
Rabobank Nederland 4.375% 8/4/25	360,000	348,940
Rabobank Nederland New York Branch 5.5% 7/18/25	1,300,000	1,299,809
Royal Bank of Canada:
0.875% 1/20/26	2,060,000	1,853,679
1.2% 4/27/26	2,080,000	1,863,928
2.05% 1/21/27	600,000	539,362
2.55% 7/16/24	1,190,000	1,157,916
3.625% 5/4/27	520,000	490,227
Santander Holdings U.S.A., Inc.:
2.49% 1/6/28 (c)	500,000	438,393
3.5% 6/7/24	210,000	205,483
4.5% 7/17/25	1,270,000	1,239,270
6.565% 6/12/29 (c)	550,000	547,587
Santander UK Group Holdings PLC:
1.089% 3/15/25 (c)	400,000	387,769
1.532% 8/21/26 (c)	540,000	490,148
1.673% 6/14/27 (c)	420,000	369,664
3.823% 11/3/28 (c)	400,000	361,847
6.534% 1/10/29 (c)	800,000	806,300
Santander UK PLC 4% 3/13/24	100,000	98,887
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	1,500,000	1,388,716
2.174% 1/14/27	1,400,000	1,255,705
2.348% 1/15/25	800,000	763,618
2.632% 7/14/26	1,520,000	1,403,296
3.01% 10/19/26	240,000	222,612
3.544% 1/17/28	430,000	396,590
5.52% 1/13/28	650,000	649,753
5.8% 7/13/28	300,000	303,553
Synchrony Bank:
5.4% 8/22/25	250,000	241,649
5.625% 8/23/27	500,000	472,941
The Toronto-Dominion Bank:
0.75% 1/6/26	520,000	466,939
1.2% 6/3/26	390,000	347,744
2.65% 6/12/24	1,550,000	1,512,563
3.25% 3/11/24	280,000	276,394
3.625% 9/15/31 (c)	630,000	588,137
4.108% 6/8/27	520,000	496,611
5.156% 1/10/28	1,430,000	1,416,578
Truist Financial Corp.:
1.2% 8/5/25	1,100,000	1,009,257
1.267% 3/2/27 (c)	937,000	836,795
6.047% 6/8/27 (c)	2,000,000	1,998,602
U.S. Bancorp:
2.375% 7/22/26	380,000	350,328
3.6% 9/11/24	1,360,000	1,330,725
3.95% 11/17/25	2,530,000	2,450,907
5.727% 10/21/26 (c)	1,000,000	999,703
5.775% 6/12/29 (c)	1,100,000	1,097,597
Wells Fargo & Co.:
0.805% 5/19/25 (c)	2,500,000	2,406,441
2.188% 4/30/26 (c)	510,000	479,612
2.393% 6/2/28 (c)	2,160,000	1,921,955
2.406% 10/30/25 (c)	1,390,000	1,332,885
3% 2/19/25	600,000	577,027
3% 10/23/26	100,000	92,625
3.196% 6/17/27 (c)	2,580,000	2,411,943
3.526% 3/24/28 (c)	500,000	465,211
3.55% 9/29/25	1,350,000	1,295,186
3.584% 5/22/28 (c)	600,000	557,031
3.908% 4/25/26 (c)	1,200,000	1,160,136
4.1% 6/3/26	460,000	441,291
4.54% 8/15/26 (c)	2,000,000	1,952,948
5.574% 7/25/29 (c)	600,000	597,515
Westpac Banking Corp.:
2.85% 5/13/26	330,000	311,239
2.894% 2/4/30 (c)	630,000	594,966
3.35% 3/8/27	360,000	339,606
4.043% 8/26/27	560,000	544,060
4.322% 11/23/31 (c)	720,000	672,390
5.457% 11/18/27	420,000	426,275
		207,908,794
Capital Markets - 2.9%
Affiliated Managers Group, Inc. 3.5% 8/1/25	130,000	124,181
Ameriprise Financial, Inc. 3% 4/2/25	820,000	788,530
Ares Capital Corp.:
2.15% 7/15/26	100,000	87,881
2.875% 6/15/27	510,000	448,654
3.25% 7/15/25	150,000	140,652
3.875% 1/15/26	800,000	748,286
4.2% 6/10/24	1,550,000	1,522,829
Bank of New York Mellon Corp.:
0.75% 1/28/26	540,000	487,569
3.4% 5/15/24	730,000	717,670
4.414% 7/24/26 (c)	2,000,000	1,955,204
4.543% 2/1/29 (c)	1,000,000	970,744
Bank of New York, New York 5.148% 5/22/26 (c)	1,840,000	1,828,913
BlackRock, Inc. 3.5% 3/18/24	410,000	405,551
Brookfield Finance, Inc. 3.9% 1/25/28	660,000	616,610
Charles Schwab Corp.:
0.75% 3/18/24	686,000	667,895
0.9% 3/11/26	940,000	839,506
2.45% 3/3/27	1,020,000	917,939
3.55% 2/1/24	450,000	445,376
3.85% 5/21/25	1,100,000	1,066,649
5.875% 8/24/26	1,000,000	1,005,781
CME Group, Inc. 3% 3/15/25	310,000	299,282
Credit Suisse AG:
1.25% 8/7/26	430,000	376,702
2.95% 4/9/25	1,500,000	1,424,105
3.7% 2/21/25	360,000	347,030
5% 7/9/27	520,000	506,641
7.5% 2/15/28	1,430,000	1,529,390
Deutsche Bank AG 4.5% 4/1/25	500,000	481,741
Deutsche Bank AG London Branch 3.7% 5/30/24	930,000	911,814
Deutsche Bank AG New York Branch:
1.686% 3/19/26	400,000	363,380
2.129% 11/24/26 (c)	1,400,000	1,270,175
2.311% 11/16/27 (c)	1,610,000	1,411,592
2.552% 1/7/28 (c)	390,000	344,766
6.119% 7/14/26 (c)	170,000	168,979
6.72% 1/18/29 (c)	160,000	161,993
Franklin Resources, Inc. 2.85% 3/30/25	160,000	153,556
GE Capital Funding LLC 3.45% 5/15/25	330,000	316,042
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (c)	550,000	510,183
1.093% 12/9/26 (c)	1,400,000	1,256,663
1.431% 3/9/27 (c)	1,660,000	1,488,426
1.948% 10/21/27 (c)	3,320,000	2,954,518
3.272% 9/29/25 (c)	800,000	775,833
3.615% 3/15/28 (c)	890,000	832,169
3.625% 2/20/24	440,000	435,296
3.691% 6/5/28 (c)	500,000	468,077
3.75% 2/25/26	1,170,000	1,122,199
3.814% 4/23/29 (c)	1,020,000	943,811
4.25% 10/21/25	370,000	359,039
4.482% 8/23/28 (c)	1,640,000	1,577,973
Intercontinental Exchange, Inc. 3.1% 9/15/27	1,060,000	981,593
Jefferies Financial Group, Inc.:
4.85% 1/15/27	300,000	291,657
5.875% 7/21/28	290,000	286,757
Moody's Corp. 3.75% 3/24/25	450,000	437,930
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.7739% 11/10/23 (c)(d)	500,000	500,039
0.864% 10/21/25 (c)	2,300,000	2,164,289
0.985% 12/10/26 (c)	1,600,000	1,435,424
1.512% 7/20/27 (c)	4,650,000	4,128,420
1.593% 5/4/27 (c)	3,080,000	2,763,189
2.72% 7/22/25 (c)	1,040,000	1,009,264
3.591% 7/22/28 (c)	1,350,000	1,248,915
4.35% 9/8/26	120,000	115,554
5% 11/24/25	1,248,000	1,229,100
5.123% 2/1/29 (c)	1,500,000	1,470,196
5.164% 4/20/29 (c)	820,000	804,281
6.25% 8/9/26	140,000	143,109
NASDAQ, Inc.:
3.85% 6/30/26	270,000	259,820
5.35% 6/28/28	300,000	300,124
Nomura Holdings, Inc.:
1.653% 7/14/26	1,160,000	1,028,186
1.851% 7/16/25	1,000,000	924,055
5.386% 7/6/27	240,000	235,467
6.07% 7/12/28	400,000	401,564
Northern Trust Corp. 3.375% 5/8/32 (c)	250,000	223,326
S&P Global, Inc. 2.45% 3/1/27	650,000	599,323
State Street Corp.:
1.684% 11/18/27 (c)	450,000	403,875
3.3% 12/16/24	1,790,000	1,736,819
3.776% 12/3/24 (c)	1,290,000	1,282,642
4.857% 1/26/26 (c)	1,000,000	986,709
UBS Group AG:
3.75% 3/26/25	400,000	386,411
4.55% 4/17/26	920,000	890,352
		67,246,185
Consumer Finance - 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	300,000	285,215
1.75% 1/30/26	150,000	135,723
2.45% 10/29/26	2,512,000	2,260,164
2.875% 8/14/24	750,000	727,167
3.15% 2/15/24	400,000	394,407
3.65% 7/21/27	150,000	137,970
4.45% 10/1/25	440,000	425,975
5.75% 6/6/28	150,000	148,690
Ally Financial, Inc.:
1.45% 10/2/23	400,000	397,982
5.125% 9/30/24	330,000	324,910
5.8% 5/1/25	1,900,000	1,871,495
6.992% 6/13/29 (c)	270,000	269,546
American Express Co.:
2.5% 7/30/24	3,102,000	3,012,543
3.3% 5/3/27	540,000	503,330
3.375% 5/3/24	2,160,000	2,125,036
3.4% 2/22/24	200,000	197,955
3.95% 8/1/25	1,500,000	1,455,429
5.85% 11/5/27	240,000	245,160
Capital One Financial Corp.:
3.3% 10/30/24	440,000	427,344
3.75% 7/28/26	340,000	317,910
3.8% 1/31/28	130,000	119,204
4.2% 10/29/25	640,000	615,135
4.927% 5/10/28 (c)	1,660,000	1,596,863
5.468% 2/1/29 (c)	2,030,000	1,969,239
Discover Financial Services:
4.1% 2/9/27	290,000	269,033
4.5% 1/30/26	100,000	96,061
Ford Motor Credit Co. LLC 3.81% 1/9/24	200,000	198,103
GE Capital International Funding Co. 3.373% 11/15/25	550,000	522,830
John Deere Capital Corp.:
0.625% 9/10/24	2,000,000	1,904,559
2.35% 3/8/27	1,260,000	1,156,054
2.8% 9/8/27	1,000,000	925,080
3.65% 10/12/23	450,000	449,092
4.75% 1/20/28	540,000	537,590
4.9% 3/3/28	300,000	300,982
Synchrony Financial:
3.7% 8/4/26	220,000	200,267
4.5% 7/23/25	448,000	427,469
Toyota Motor Credit Corp.:
0.8% 10/16/25	560,000	510,792
0.8% 1/9/26	1,120,000	1,014,934
1.8% 2/13/25	100,000	95,160
3% 4/1/25	860,000	830,051
3.95% 6/30/25	1,500,000	1,465,420
5.4% 11/10/25	1,500,000	1,507,490
		32,375,359
Financial Services - 1.5%
AB Svensk Exportkredit 4.625% 11/28/25	3,000,000	2,974,581
Berkshire Hathaway, Inc. 3.125% 3/15/26	1,120,000	1,073,880
Blackstone Private Credit Fund:
2.625% 12/15/26	470,000	404,278
2.7% 1/15/25	960,000	908,356
3.25% 3/15/27	360,000	313,486
4.7% 3/24/25	1,000,000	972,020
BP Capital Markets America, Inc.:
3.017% 1/16/27	1,060,000	994,269
3.41% 2/11/26	790,000	759,383
Brixmor Operating Partnership LP:
3.9% 3/15/27	170,000	158,309
4.125% 6/15/26	500,000	474,503
Corebridge Financial, Inc.:
3.65% 4/5/27	540,000	507,973
6.875% 12/15/52 (c)	540,000	525,025
DH Europe Finance II SARL 2.2% 11/15/24	700,000	673,350
Equitable Holdings, Inc. 4.35% 4/20/28	290,000	274,386
Fidelity National Information Services, Inc.:
1.15% 3/1/26	609,000	548,044
1.65% 3/1/28	500,000	428,461
Fiserv, Inc.:
2.75% 7/1/24	2,250,000	2,194,039
3.2% 7/1/26	280,000	263,933
3.85% 6/1/25	100,000	97,056
5.375% 8/21/28	530,000	531,422
Global Payments, Inc.:
1.2% 3/1/26	1,157,000	1,034,942
2.15% 1/15/27	200,000	178,245
2.65% 2/15/25	290,000	276,836
4.95% 8/15/27	160,000	155,924
Jackson Financial, Inc. 5.17% 6/8/27	180,000	176,430
KfW:
0.375% 7/18/25	1,650,000	1,516,136
2.5% 11/20/24	1,590,000	1,537,312
3% 5/20/27	5,800,000	5,503,973
Landwirtschaftliche Rentenbank 2.5% 11/15/27	2,460,000	2,276,021
MasterCard, Inc.:
2% 3/3/25	1,100,000	1,050,943
3.3% 3/26/27	800,000	761,517
National Rural Utilities Cooperative Finance Corp. 4.45% 3/13/26	1,500,000	1,473,107
PayPal Holdings, Inc.:
1.65% 6/1/25	1,300,000	1,217,873
2.4% 10/1/24	320,000	309,349
3.9% 6/1/27	170,000	164,306
The Western Union Co.:
1.35% 3/15/26	330,000	295,375
2.85% 1/10/25	100,000	95,820
Visa, Inc.:
0.75% 8/15/27	600,000	518,306
2.75% 9/15/27	340,000	315,349
3.15% 12/14/25	2,600,000	2,493,411
Voya Financial, Inc.:
3.65% 6/15/26	140,000	132,224
4.7% 1/23/48 (c)	130,000	105,957
		36,666,110
Insurance - 0.4%
ACE INA Holdings, Inc.:
3.35% 5/15/24	880,000	865,287
3.35% 5/3/26	620,000	594,319
Allstate Corp.:
3 month U.S. LIBOR + 2.930% 8.5642% 8/15/53 (c)(d)	320,000	315,600
0.75% 12/15/25	590,000	532,351
American International Group, Inc.:
2.5% 6/30/25	1,700,000	1,609,180
5.75% 4/1/48 (c)	240,000	226,620
Aon Corp. 8.205% 1/1/27	230,000	241,495
Aon PLC 3.875% 12/15/25	570,000	551,107
Assurant, Inc. 4.9% 3/27/28	110,000	106,195
Athene Holding Ltd. 4.125% 1/12/28	320,000	298,894
Brighthouse Financial, Inc. 3.7% 6/22/27	300,000	277,345
Fairfax Financial Holdings Ltd. 4.85% 4/17/28	300,000	288,921
Manulife Financial Corp.:
ICE USD Swap Rate 11am NY 5Y + 1.640% 4.061% 2/24/32 (c)(d)	230,000	215,278
2.484% 5/19/27	520,000	476,134
Marsh & McLennan Companies, Inc.:
3.5% 3/10/25	1,140,000	1,106,880
3.875% 3/15/24	732,000	724,374
MetLife, Inc. 3.6% 4/10/24	200,000	197,353
Progressive Corp. 2.5% 3/15/27	350,000	321,929
Prudential Financial, Inc.:
1.5% 3/10/26	160,000	146,521
5.2% 3/15/44 (c)	220,000	216,700
Willis Group North America, Inc. 4.65% 6/15/27	300,000	290,521
		9,603,004
TOTAL FINANCIALS		353,799,452
HEALTH CARE - 2.7%
Biotechnology - 0.6%
AbbVie, Inc.:
2.6% 11/21/24	1,010,000	974,495
2.95% 11/21/26	1,830,000	1,713,013
3.2% 5/14/26	100,000	95,067
3.8% 3/15/25	800,000	778,985
3.85% 6/15/24	1,845,000	1,818,364
Amgen, Inc.:
1.9% 2/21/25	600,000	570,556
3.2% 11/2/27	1,460,000	1,357,041
3.625% 5/22/24	730,000	719,234
5.15% 3/2/28	1,720,000	1,718,204
Gilead Sciences, Inc.:
2.95% 3/1/27	110,000	102,538
3.5% 2/1/25	2,490,000	2,423,780
3.65% 3/1/26	210,000	202,051
		12,473,328
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories:
2.95% 3/15/25	850,000	823,297
3.875% 9/15/25	670,000	653,945
Baxter International, Inc. 1.915% 2/1/27	1,200,000	1,067,678
Becton, Dickinson & Co.:
3.363% 6/6/24	993,000	974,156
3.7% 6/6/27	610,000	578,369
GE Healthcare Holding LLC 5.65% 11/15/27	890,000	900,697
Stryker Corp.:
1.15% 6/15/25	1,090,000	1,012,364
3.375% 5/15/24	540,000	529,833
Zimmer Biomet Holdings, Inc.:
3.05% 1/15/26	250,000	236,917
3.55% 4/1/25	870,000	841,476
		7,618,732
Health Care Providers & Services - 0.9%
Aetna, Inc. 3.5% 11/15/24	980,000	954,171
Cardinal Health, Inc. 3.41% 6/15/27	730,000	683,685
Centene Corp. 4.25% 12/15/27	1,220,000	1,141,198
Cigna Group:
1.25% 3/15/26	1,280,000	1,156,565
3.25% 4/15/25	800,000	770,251
4.5% 2/25/26	130,000	127,363
CVS Health Corp.:
1.3% 8/21/27	1,080,000	929,802
2.625% 8/15/24	224,000	217,291
2.875% 6/1/26	530,000	496,530
3% 8/15/26	560,000	524,600
3.375% 8/12/24	1,310,000	1,279,317
4.3% 3/25/28	2,060,000	1,978,549
Elevance Health, Inc.:
2.375% 1/15/25	1,560,000	1,491,603
3.65% 12/1/27	460,000	433,583
HCA Holdings, Inc.:
4.5% 2/15/27	820,000	792,942
5.25% 4/15/25	700,000	693,354
5.25% 6/15/26	1,730,000	1,708,975
5.375% 9/1/26	260,000	258,114
Humana, Inc. 1.35% 2/3/27	1,115,000	980,718
Laboratory Corp. of America Holdings 3.6% 9/1/27	800,000	758,079
McKesson Corp. 1.3% 8/15/26	640,000	574,040
Sabra Health Care LP 5.125% 8/15/26	210,000	203,171
UnitedHealth Group, Inc.:
1.15% 5/15/26	886,000	801,533
2.375% 8/15/24	400,000	388,501
4.25% 1/15/29	570,000	552,882
5.25% 2/15/28	1,250,000	1,274,128
Universal Health Services, Inc. 1.65% 9/1/26	270,000	239,825
		21,410,770
Life Sciences Tools & Services - 0.0%
Revvity, Inc. 0.85% 9/15/24	200,000	189,583
Thermo Fisher Scientific, Inc. 4.8% 11/21/27	360,000	360,442
		550,025
Pharmaceuticals - 0.9%
AstraZeneca Finance LLC:
1.2% 5/28/26	2,000,000	1,805,537
4.875% 3/3/28	590,000	588,055
Bristol-Myers Squibb Co.:
0.75% 11/13/25	1,100,000	1,002,219
2.9% 7/26/24	1,700,000	1,661,293
3.2% 6/15/26	296,000	282,368
GlaxoSmithKline Capital PLC 3% 6/1/24	240,000	235,552
GlaxoSmithKline Capital, Inc. 3.625% 5/15/25	1,000,000	974,978
GSK Consumer Healthcare Capital U.S. LLC 3.375% 3/24/27	1,230,000	1,156,463
Johnson & Johnson:
0.55% 9/1/25	1,000,000	915,464
0.95% 9/1/27	580,000	505,856
2.45% 3/1/26	640,000	603,907
2.625% 1/15/25	700,000	678,137
Merck & Co., Inc. 1.7% 6/10/27	2,000,000	1,792,196
Novartis Capital Corp.:
1.75% 2/14/25	200,000	190,352
2% 2/14/27	580,000	529,596
3% 11/20/25	1,010,000	966,097
3.1% 5/17/27	120,000	113,510
3.4% 5/6/24	385,000	379,430
Pfizer Investment Enterprises 4.45% 5/19/28	2,300,000	2,256,387
Pfizer, Inc.:
2.75% 6/3/26	620,000	585,179
2.95% 3/15/24	720,000	710,424
3% 12/15/26	110,000	104,089
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26	480,000	450,869
Utah Acquisition Sub, Inc. 3.95% 6/15/26	1,260,000	1,190,964
Viatris, Inc. 1.65% 6/22/25	240,000	222,071
Zoetis, Inc. 3% 9/12/27	480,000	446,689
		20,347,682
TOTAL HEALTH CARE		62,400,537
INDUSTRIALS - 1.9%
Aerospace & Defense - 0.6%
General Dynamics Corp.:
2.125% 8/15/26	180,000	166,317
2.375% 11/15/24	290,000	279,415
2.625% 11/15/27	500,000	456,281
3.25% 4/1/25	120,000	116,270
3.5% 5/15/25	820,000	795,943
Huntington Ingalls Industries, Inc. 3.844% 5/1/25	210,000	203,183
L3Harris Technologies, Inc. 5.4% 1/15/27	800,000	801,943
Lockheed Martin Corp.:
3.55% 1/15/26	376,000	363,877
5.1% 11/15/27	350,000	353,832
Northrop Grumman Corp.:
2.93% 1/15/25	1,460,000	1,410,957
3.2% 2/1/27	600,000	566,473
RTX Corp.:
3.5% 3/15/27	1,010,000	953,507
3.95% 8/16/25	1,320,000	1,283,318
The Boeing Co.:
2.196% 2/4/26	2,740,000	2,527,665
2.75% 2/1/26	350,000	328,463
2.85% 10/30/24	950,000	915,874
3.1% 5/1/26	100,000	94,191
3.25% 2/1/28	700,000	641,055
4.875% 5/1/25	1,790,000	1,765,253
		14,023,817
Air Freight & Logistics - 0.1%
FedEx Corp.:
3.25% 4/1/26	310,000	296,089
3.4% 2/15/28	100,000	93,178
United Parcel Service, Inc.:
2.4% 11/15/26	210,000	195,490
2.8% 11/15/24	130,000	126,105
3.05% 11/15/27	530,000	496,218
3.9% 4/1/25	420,000	411,328
		1,618,408
Building Products - 0.1%
Carrier Global Corp. 2.242% 2/15/25	1,362,000	1,295,592
Owens Corning 3.4% 8/15/26	260,000	245,846
		1,541,438
Commercial Services & Supplies - 0.1%
FMS Wertmanagement AoeR 2.75% 1/30/24	200,000	197,694
Republic Services, Inc.:
2.5% 8/15/24	100,000	96,942
2.9% 7/1/26	530,000	498,192
3.2% 3/15/25	130,000	125,713
Waste Management, Inc. 0.75% 11/15/25	290,000	263,624
		1,182,165
Electrical Equipment - 0.0%
Hubbell, Inc. 3.35% 3/1/26	110,000	104,832
Regal Rexnord Corp. 6.05% 2/15/26 (b)	950,000	944,875
		1,049,707
Ground Transportation - 0.2%
Burlington Northern Santa Fe LLC:
3.25% 6/15/27	100,000	94,914
3.4% 9/1/24	970,000	949,891
Canadian National Railway Co. 2.75% 3/1/26	100,000	94,470
Canadian Pacific Railway Co. 1.75% 12/2/26	1,133,000	1,018,171
CSX Corp. 3.35% 11/1/25	760,000	730,271
Norfolk Southern Corp. 2.9% 6/15/26	490,000	461,759
Union Pacific Corp.:
2.15% 2/5/27	100,000	91,388
2.75% 3/1/26	740,000	699,850
3.75% 3/15/24	410,000	405,660
3.75% 7/15/25	120,000	116,579
		4,662,953
Industrial Conglomerates - 0.1%
3M Co.:
2.25% 9/19/26	250,000	230,124
2.65% 4/15/25	55,000	52,472
2.875% 10/15/27	410,000	377,391
3% 8/7/25	350,000	335,700
Honeywell International, Inc.:
1.1% 3/1/27	330,000	292,187
1.35% 6/1/25	1,100,000	1,031,019
2.3% 8/15/24	110,000	106,798
2.5% 11/1/26	410,000	382,686
		2,808,377
Machinery - 0.5%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	400,000	399,473
0.95% 1/10/24	100,000	98,412
1.1% 9/14/27	680,000	588,165
1.15% 9/14/26	420,000	375,406
1.45% 5/15/25	1,120,000	1,050,108
1.7% 1/8/27	370,000	335,196
2.85% 5/17/24	1,180,000	1,157,932
3.25% 12/1/24	860,000	838,464
Caterpillar, Inc. 3.4% 5/15/24	750,000	740,507
Deere & Co. 2.75% 4/15/25	460,000	442,724
Eaton Corp. 4.35% 5/18/28	390,000	382,932
Illinois Tool Works, Inc. 3.5% 3/1/24	290,000	287,325
Ingersoll-Rand Luxembourg Finance SA 3.5% 3/21/26	310,000	296,620
Otis Worldwide Corp. 2.056% 4/5/25	550,000	521,163
Parker Hannifin Corp.:
2.7% 6/14/24	440,000	429,474
4.25% 9/15/27	800,000	776,057
Stanley Black & Decker, Inc.:
3.4% 3/1/26	610,000	579,787
6% 3/6/28	1,310,000	1,337,971
Westinghouse Air Brake Tech Co.:
3.2% 6/15/25	410,000	391,112
3.45% 11/15/26	280,000	263,246
4.4% 3/15/24	100,000	98,923
		11,390,997
Passenger Airlines - 0.1%
Delta Air Lines Pass Through Trust 3.204% 10/25/25	170,000	166,869
Southwest Airlines Co.:
5.125% 6/15/27	870,000	859,678
5.25% 5/4/25	980,000	973,664
United Airlines 2020-1 Class B Pass Through Trust 4.875% 7/15/27	206,880	200,727
		2,200,938
Professional Services - 0.0%
Automatic Data Processing, Inc. 3.375% 9/15/25	420,000	406,306
Leidos, Inc. 3.625% 5/15/25	210,000	202,338
Thomson Reuters Corp. 3.35% 5/15/26	260,000	246,910
		855,554
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.2% 1/15/27	280,000	250,207
3.375% 7/1/25	2,230,000	2,124,594
3.625% 4/1/27	180,000	165,387
3.625% 12/1/27	570,000	523,724
		3,063,912
TOTAL INDUSTRIALS		44,398,266
INFORMATION TECHNOLOGY - 2.4%
Communications Equipment - 0.0%
Cisco Systems, Inc. 2.95% 2/28/26	670,000	642,740
Motorola Solutions, Inc. 4% 9/1/24	340,000	332,242
		974,982
Electronic Equipment, Instruments & Components - 0.2%
Dell International LLC/EMC Corp.:
4% 7/15/24	710,000	699,143
5.85% 7/15/25	2,110,000	2,112,648
6.02% 6/15/26	630,000	636,638
6.1% 7/15/27	480,000	490,742
Flex Ltd.:
3.75% 2/1/26	280,000	267,401
4.75% 6/15/25	100,000	97,950
Teledyne Technologies, Inc.:
1.6% 4/1/26	180,000	164,013
2.25% 4/1/28	290,000	252,835
Tyco Electronics Group SA 4.5% 2/13/26	510,000	501,540
Vontier Corp.:
1.8% 4/1/26	210,000	188,207
2.4% 4/1/28	120,000	99,695
		5,510,812
IT Services - 0.2%
CDW LLC/CDW Finance Corp.:
2.67% 12/1/26	360,000	326,328
4.125% 5/1/25	250,000	241,660
4.25% 4/1/28	430,000	397,453
5.5% 12/1/24	100,000	99,364
IBM Corp.:
1.7% 5/15/27	1,110,000	982,660
3% 5/15/24	1,400,000	1,374,307
3.45% 2/19/26	1,290,000	1,237,363
4.15% 7/27/27	570,000	550,883
4.5% 2/6/28	430,000	421,244
		5,631,262
Semiconductors & Semiconductor Equipment - 0.7%
Analog Devices, Inc. 2.95% 4/1/25	570,000	550,257
Applied Materials, Inc. 3.3% 4/1/27	630,000	598,073
Broadcom Corp./Broadcom Cayman LP 3.875% 1/15/27	450,000	427,572
Broadcom, Inc.:
3.15% 11/15/25	1,846,000	1,756,888
3.459% 9/15/26	691,000	654,609
Intel Corp.:
2.6% 5/19/26	100,000	94,191
3.4% 3/25/25	1,643,000	1,595,439
3.7% 7/29/25	450,000	437,297
3.75% 3/25/27	350,000	335,743
3.75% 8/5/27	1,440,000	1,376,517
4.875% 2/10/28	150,000	149,106
Marvell Technology, Inc.:
1.65% 4/15/26	270,000	245,029
2.45% 4/15/28	140,000	122,782
Microchip Technology, Inc. 4.25% 9/1/25	600,000	583,901
Micron Technology, Inc.:
4.185% 2/15/27	330,000	314,532
4.975% 2/6/26	210,000	206,854
5.375% 4/15/28	350,000	344,078
NVIDIA Corp. 0.584% 6/14/24	1,500,000	1,444,781
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.7% 5/1/25	960,000	913,536
3.875% 6/18/26	170,000	162,784
4.4% 6/1/27	290,000	278,577
Qualcomm, Inc.:
2.9% 5/20/24	1,020,000	1,000,983
3.25% 5/20/27	1,050,000	991,674
Texas Instruments, Inc. 4.6% 2/15/28	730,000	726,392
		15,311,595
Software - 0.7%
Fortinet, Inc. 1% 3/15/26	210,000	187,839
Microsoft Corp.:
2.4% 8/8/26	1,270,000	1,191,165
2.7% 2/12/25	2,120,000	2,050,351
3.125% 11/3/25	620,000	598,306
3.3% 2/6/27	310,000	297,937
Oracle Corp.:
1.65% 3/25/26	2,766,000	2,520,562
2.3% 3/25/28	610,000	536,787
2.5% 4/1/25	1,700,000	1,618,637
2.65% 7/15/26	840,000	780,163
2.8% 4/1/27	440,000	404,151
5.8% 11/10/25	1,250,000	1,262,155
Roper Technologies, Inc.:
1% 9/15/25	518,000	474,449
3.65% 9/15/23	360,000	359,772
3.8% 12/15/26	280,000	267,252
Salesforce, Inc. 1.5% 7/15/28	1,100,000	946,300
VMware, Inc.:
1.4% 8/15/26	1,177,000	1,043,662
3.9% 8/21/27	440,000	414,624
4.5% 5/15/25	100,000	97,917
		15,052,029
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.:
0.55% 8/20/25	1,100,000	1,010,456
0.7% 2/8/26	1,100,000	995,792
1.125% 5/11/25	1,500,000	1,402,711
1.8% 9/11/24	2,870,000	2,771,650
2.45% 8/4/26	100,000	93,569
2.5% 2/9/25	1,100,000	1,060,426
2.75% 1/13/25	600,000	581,381
2.9% 9/12/27	460,000	430,537
3% 6/20/27	640,000	603,747
3% 11/13/27	260,000	244,115
3.25% 2/23/26	1,530,000	1,471,126
3.45% 5/6/24	100,000	98,698
4% 5/10/28	1,600,000	1,563,730
Hewlett Packard Enterprise Co.:
4.9% 10/15/25 (c)	1,310,000	1,292,794
5.25% 7/1/28	200,000	198,305
HP, Inc.:
1.45% 6/17/26	1,000,000	902,806
3% 6/17/27	350,000	321,932
		15,043,775
TOTAL INFORMATION TECHNOLOGY		57,524,455
MATERIALS - 0.5%
Chemicals - 0.3%
Albemarle Corp. 4.65% 6/1/27	220,000	212,642
Celanese U.S. Holdings LLC 6.165% 7/15/27	1,380,000	1,380,739
Eastman Chemical Co. 3.8% 3/15/25	160,000	155,498
Ecolab, Inc. 5.25% 1/15/28	570,000	578,028
LYB International Finance III LLC 1.25% 10/1/25	800,000	729,640
Nutrien Ltd. 4.9% 3/27/28	620,000	605,870
PPG Industries, Inc. 1.2% 3/15/26	330,000	297,758
Sherwin-Williams Co.:
3.125% 6/1/24	1,090,000	1,068,505
3.45% 6/1/27	700,000	659,770
The Mosaic Co. 4.25% 11/15/23	380,000	378,747
		6,067,197
Containers & Packaging - 0.1%
Berry Global, Inc.:
1.57% 1/15/26	280,000	254,650
1.65% 1/15/27	120,000	104,050
WRKCo, Inc.:
3% 9/15/24	190,000	183,945
3.75% 3/15/25	400,000	387,971
4.65% 3/15/26	340,000	330,944
		1,261,560
Metals & Mining - 0.1%
ArcelorMittal SA 6.55% 11/29/27	460,000	471,759
BHP Billiton Financial (U.S.A.) Ltd.:
4.75% 2/28/28	440,000	436,168
4.875% 2/27/26	320,000	317,760
Freeport-McMoRan, Inc. 4.125% 3/1/28	590,000	547,250
Nucor Corp.:
2% 6/1/25	240,000	225,782
3.95% 5/23/25	440,000	427,921
Southern Copper Corp. 3.875% 4/23/25	240,000	231,300
Vale Overseas Ltd. 6.25% 8/10/26	640,000	650,906
		3,308,846
TOTAL MATERIALS		10,637,603
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Alexandria Real Estate Equities, Inc. 3.45% 4/30/25	520,000	501,840
American Tower Corp.:
1.3% 9/15/25	677,000	620,934
1.6% 4/15/26	880,000	794,687
2.75% 1/15/27	130,000	118,825
3.375% 5/15/24	763,000	749,883
3.65% 3/15/27	690,000	647,747
4.4% 2/15/26	290,000	282,192
5.25% 7/15/28	230,000	226,505
AvalonBay Communities, Inc.:
2.95% 5/11/26	430,000	405,194
3.45% 6/1/25	620,000	599,705
Boston Properties, Inc.:
2.75% 10/1/26	640,000	577,092
3.65% 2/1/26	320,000	301,412
Crown Castle International Corp.:
1.05% 7/15/26	250,000	220,989
1.35% 7/15/25	439,000	405,219
2.9% 3/15/27	560,000	514,060
3.65% 9/1/27	370,000	344,689
3.7% 6/15/26	480,000	456,991
3.8% 2/15/28	290,000	269,722
4.45% 2/15/26	260,000	253,220
EPR Properties:
4.5% 6/1/27	500,000	450,354
4.95% 4/15/28	260,000	232,939
Equinix, Inc. 1.45% 5/15/26	491,000	441,288
ERP Operating LP 2.85% 11/1/26	610,000	568,920
Federal Realty OP LP 1.25% 2/15/26	290,000	261,025
Healthcare Trust of America Holdings LP 3.5% 8/1/26	240,000	224,046
Healthpeak OP, LLC 1.35% 2/1/27	540,000	473,423
Hudson Pacific Properties LP 3.95% 11/1/27	250,000	196,512
Kilroy Realty LP 4.375% 10/1/25	300,000	285,203
Kimco Realty Op LLC 3.3% 2/1/25	1,630,000	1,569,970
NNN (REIT), Inc.:
3.5% 10/15/27	260,000	238,868
4% 11/15/25	240,000	231,134
Office Properties Income Trust 4.5% 2/1/25	730,000	652,675
Omega Healthcare Investors, Inc. 5.25% 1/15/26	500,000	491,609
Prologis LP 4.875% 6/15/28	500,000	494,820
Realty Income Corp.:
4.6% 2/6/24	450,000	447,119
4.625% 11/1/25	1,380,000	1,357,584
4.7% 12/15/28	500,000	485,229
4.875% 6/1/26	340,000	335,932
5.05% 1/13/26	500,000	497,445
Regency Centers LP 4.125% 3/15/28	280,000	262,841
Simon Property Group LP:
2% 9/13/24	970,000	932,970
3.25% 11/30/26	380,000	356,288
3.3% 1/15/26	800,000	762,528
3.375% 6/15/27	100,000	93,270
3.5% 9/1/25	360,000	346,799
SITE Centers Corp. 3.625% 2/1/25	320,000	304,456
Store Capital Corp. 4.5% 3/15/28	180,000	160,899
Ventas Realty LP:
3.5% 4/15/24	100,000	98,360
3.5% 2/1/25	931,000	895,469
4.125% 1/15/26	120,000	115,404
VICI Properties LP 4.75% 2/15/28	710,000	675,165
Vornado Realty LP 2.15% 6/1/26	400,000	345,754
Welltower OP LLC:
3.625% 3/15/24	1,080,000	1,066,065
4% 6/1/25	320,000	310,100
4.25% 4/1/26	140,000	135,542
WP Carey, Inc. 4% 2/1/25	570,000	554,926
		25,643,837
Real Estate Management & Development - 0.1%
Brandywine Operating Partnership LP 3.95% 11/15/27	170,000	139,935
CBRE Group, Inc. 4.875% 3/1/26	250,000	244,563
Digital Realty Trust LP:
3.7% 8/15/27	660,000	614,921
5.55% 1/15/28	260,000	259,289
Essex Portfolio LP 3.5% 4/1/25	630,000	608,739
Mid-America Apartments LP 4% 11/15/25	480,000	466,365
Tanger Properties LP 3.875% 7/15/27	210,000	187,469
		2,521,281
TOTAL REAL ESTATE		28,165,118
UTILITIES - 2.2%
Electric Utilities - 1.4%
AEP Transmission Co. LLC 3.1% 12/1/26	180,000	169,374
American Electric Power Co., Inc.:
1% 11/1/25	260,000	236,226
2.031% 3/15/24	1,110,000	1,086,007
3.2% 11/13/27	510,000	472,248
5.75% 11/1/27	1,000,000	1,017,870
Cleco Corporate Holdings LLC 3.743% 5/1/26	220,000	206,603
Connecticut Light & Power Co.:
0.75% 12/1/25	100,000	90,557
3.2% 3/15/27	230,000	216,206
DTE Electric Co. 3.65% 3/15/24	360,000	355,997
Duke Energy Carolinas LLC 2.95% 12/1/26	240,000	225,871
Duke Energy Corp.:
0.9% 9/15/25	100,000	91,289
2.65% 9/1/26	340,000	314,577
3.25% 1/15/82 (c)	220,000	162,031
3.75% 4/15/24	1,100,000	1,086,222
Duke Energy Florida LLC 3.2% 1/15/27	260,000	245,796
Edison International:
4.125% 3/15/28	360,000	336,684
4.7% 8/15/25	110,000	107,559
5.75% 6/15/27	280,000	280,592
Entergy Corp. 0.9% 9/15/25	1,100,000	999,405
Entergy Louisiana LLC:
2.4% 10/1/26	490,000	449,243
3.12% 9/1/27	510,000	472,060
Eversource Energy:
2.9% 10/1/24	780,000	756,785
2.9% 3/1/27	160,000	147,212
3.8% 12/1/23	480,000	477,539
5.45% 3/1/28	1,400,000	1,404,697
Exelon Corp.:
2.75% 3/15/27	600,000	550,688
3.4% 4/15/26	100,000	95,121
3.95% 6/15/25	630,000	611,194
FirstEnergy Corp. 2.05% 3/1/25	340,000	317,511
Florida Power & Light Co.:
2.85% 4/1/25	389,000	374,177
3.125% 12/1/25	530,000	507,577
5.05% 4/1/28	390,000	391,831
Fortis, Inc. 3.055% 10/4/26	460,000	426,662
Georgia Power Co. 4.65% 5/16/28	800,000	780,140
Interstate Power and Light Co. 3.25% 12/1/24	200,000	194,242
NextEra Energy Capital Holdings, Inc.:
1.875% 1/15/27	1,220,000	1,090,381
4.625% 7/15/27	1,130,000	1,101,995
4.9% 2/28/28	1,500,000	1,474,030
Oncor Electric Delivery Co. LLC:
0.55% 10/1/25	340,000	309,342
2.75% 6/1/24	770,000	752,745
Pacific Gas & Electric Co.:
2.95% 3/1/26	210,000	193,754
3.15% 1/1/26	1,470,000	1,369,653
3.3% 12/1/27	180,000	160,268
3.45% 7/1/25	240,000	227,838
3.5% 6/15/25	240,000	228,606
4.95% 6/8/25	140,000	136,933
5.45% 6/15/27	310,000	303,085
Pinnacle West Capital Corp. 1.3% 6/15/25	140,000	129,236
PPL Capital Funding, Inc. 3.1% 5/15/26	270,000	254,814
Public Service Electric & Gas Co.:
0.95% 3/15/26	180,000	163,359
2.25% 9/15/26	260,000	239,955
Southern California Edison Co. 3.7% 8/1/25	1,680,000	1,623,749
Southern Co.:
3.25% 7/1/26	1,890,000	1,788,043
5.15% 10/6/25	2,000,000	1,989,377
Southwestern Electric Power Co. 2.75% 10/1/26	320,000	295,916
Systems Energy Resource, Inc. 6% 4/15/28	120,000	117,958
Union Electric Co. 2.95% 6/15/27	170,000	157,961
Virginia Electric & Power Co.:
2.95% 11/15/26	420,000	391,849
3.15% 1/15/26	360,000	342,465
Xcel Energy, Inc.:
1.75% 3/15/27	590,000	523,243
3.3% 6/1/25	100,000	96,119
		31,120,467
Gas Utilities - 0.2%
CenterPoint Energy Resources Corp. 5.25% 3/1/28	400,000	399,071
Dominion Gas Holdings LLC 2.5% 11/15/24	3,041,000	2,925,485
ONE Gas, Inc. 1.1% 3/11/24	114,000	111,105
Southern California Gas Co.:
2.6% 6/15/26	510,000	475,724
2.95% 4/15/27	460,000	427,284
3.15% 9/15/24	230,000	224,171
Southwest Gas Corp. 5.45% 3/23/28	160,000	159,536
		4,722,376
Independent Power and Renewable Electricity Producers - 0.1%
Constellation Energy Generation, LLC 3.25% 6/1/25	1,280,000	1,225,172
Emera U.S. Finance LP 3.55% 6/15/26	390,000	368,975
Southern Power Co. 4.15% 12/1/25	380,000	369,822
The AES Corp.:
1.375% 1/15/26	330,000	296,813
5.45% 6/1/28	440,000	431,784
		2,692,566
Multi-Utilities - 0.5%
Ameren Corp. 2.5% 9/15/24	400,000	386,218
Berkshire Hathaway Energy Co. 4.05% 4/15/25	1,000,000	978,405
CenterPoint Energy, Inc. 1.45% 6/1/26	370,000	332,520
Dominion Energy, Inc. 1.45% 4/15/26	1,900,000	1,714,003
DTE Energy Co.:
1.05% 6/1/25	920,000	848,226
2.85% 10/1/26	100,000	92,576
4.875% 6/1/28	230,000	224,896
National Grid PLC 5.602% 6/12/28	360,000	360,768
NiSource, Inc.:
0.95% 8/15/25	1,343,000	1,231,062
5.25% 3/30/28	300,000	298,743
Public Service Enterprise Group, Inc. 2.875% 6/15/24	1,300,000	1,268,980
Puget Energy, Inc. 2.379% 6/15/28	310,000	267,508
San Diego Gas & Electric Co. 2.5% 5/15/26	280,000	260,768
Sempra:
3.25% 6/15/27	1,150,000	1,062,851
5.4% 8/1/26	1,500,000	1,502,905
WEC Energy Group, Inc.:
0.8% 3/15/24	710,000	691,661
4.75% 1/15/28	320,000	313,377
		11,835,467
Water Utilities - 0.0%
American Water Capital Corp. 2.95% 9/1/27	270,000	248,627
TOTAL UTILITIES		50,619,503
TOTAL NONCONVERTIBLE BONDS (Cost $818,354,803)		779,873,899

U.S. Government and Government Agency Obligations - 62.4%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 2.6%
Fannie Mae:
0.375% 8/25/25	1,805,000	1,650,216
0.5% 6/17/25	16,180,000	14,950,172
0.625% 4/22/25	6,334,000	5,899,801
1.625% 10/15/24	800,000	768,837
1.75% 7/2/24	860,000	833,738
Federal Farm Credit Bank 4.125% 12/12/25	8,573,000	8,357,496
Federal Home Loan Bank:
0.375% 9/4/25	460,000	420,909
0.5% 4/14/25	695,000	647,054
0.79% 2/25/26	7,900,000	7,136,700
1.5% 8/15/24	125,000	120,476
3% 3/12/27	4,900,000	4,656,759
4.5% 3/10/28	5,000,000	5,034,586
Freddie Mac:
0.375% 7/21/25	1,600,000	1,469,892
0.375% 9/23/25	1,156,000	1,054,779
1.5% 2/12/25	1,590,000	1,509,857
4.05% 8/28/25	4,000,000	3,903,825
Tennessee Valley Authority 0.75% 5/15/25	2,550,000	2,368,151
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		60,783,248
U.S. Treasury Obligations - 59.8%
U.S. Treasury Bonds 6.75% 8/15/26	1,070,000	1,134,493
U.S. Treasury Notes:
0.25% 3/15/24	2,000	1,946
0.25% 5/31/25	103,500,000	95,373,633
0.25% 8/31/25	12,380,000	11,303,520
0.25% 9/30/25	74,479,000	67,857,351
0.25% 10/31/25	3,150,000	2,859,732
0.375% 4/30/25	64,120,000	59,418,702
0.375% 12/31/25	6,964,000	6,310,037
0.375% 7/31/27	5,480,000	4,696,959
0.375% 9/30/27	59,900,000	51,060,071
0.5% 11/30/23	16,000	15,810
0.5% 3/31/25	136,640,000	127,278,006
0.5% 2/28/26	81,261,000	73,369,795
0.5% 4/30/27	10,020,000	8,704,875
0.5% 5/31/27	6,300,000	5,457,375
0.5% 6/30/27	2,480,000	2,142,972
0.5% 8/31/27	8,110,000	6,968,264
0.5% 10/31/27	87,880,000	75,085,908
0.625% 12/31/27	130,510,000	111,570,756
0.75% 3/31/26	14,241,000	12,924,820
0.75% 4/30/26	15,051,000	13,611,748
0.75% 8/31/26	55,372,000	49,573,081
0.75% 1/31/28	31,050,000	26,631,439
0.875% 6/30/26	993,000	897,618
1% 12/15/24	4,670,000	4,427,196
1% 7/31/28	19,100,000	16,345,422
1.125% 1/15/25	30,305,000	28,696,231
1.125% 2/28/25	9,000	8,489
1.125% 10/31/26	32,134,000	28,968,299
1.125% 2/28/27	400,000	357,625
1.125% 2/29/28	102,240,000	89,008,707
1.125% 8/31/28	7,620,000	6,549,330
1.25% 12/31/26	16,600,000	14,971,125
1.25% 4/30/28	23,420,000	20,424,802
1.25% 6/30/28	34,410,000	29,896,376
1.5% 11/30/24	8,625,000	8,238,560
1.5% 1/31/27	13,104,000	11,886,249
1.625% 11/30/26	41,430,000	37,879,320
1.75% 3/15/25	86,240,000	82,007,410
2% 11/15/26	44,090,000	40,817,695
2.125% 5/15/25	9,060,000	8,637,082
2.25% 1/31/24	7,000	6,909
2.5% 3/31/27	25,540,000	23,931,778
2.625% 5/31/27	1,260,000	1,182,727
2.75% 4/30/27	22,270,000	21,019,922
2.75% 7/31/27	66,660,000	62,751,537
2.875% 7/31/25	19,590,000	18,868,384
3.5% 4/30/28	340,000	328,616
4% 6/30/28	19,050,000	18,822,293
4.25% 5/31/25	12,470,000	12,317,535
TOTAL U.S. TREASURY OBLIGATIONS		1,402,598,530
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,499,453,521)		1,463,381,778

Foreign Government and Government Agency Obligations - 1.1%
	Principal Amount (a)	Value ($)
Alberta Province 1% 5/20/25	2,100,000	1,957,473
British Columbia Province 2.25% 6/2/26	800,000	748,752
Chilean Republic:
2.75% 1/31/27	760,000	705,994
3.125% 3/27/25	320,000	309,923
3.24% 2/6/28	400,000	373,168
Export Development Canada:
2.625% 2/21/24	200,000	197,426
3% 5/25/27	2,350,000	2,228,186
Hungarian Republic 5.75% 11/22/23	20,000	19,970
Indonesian Republic 3.5% 1/11/28	1,000,000	932,320
Italian Republic:
1.25% 2/17/26	910,000	818,383
2.375% 10/17/24	860,000	826,039
Korean Republic 5.625% 11/3/25	120,000	120,396
Manitoba Province 2.6% 4/16/24	720,000	708,660
Ontario Province:
0.625% 1/21/26	900,000	814,055
2.5% 4/27/26	3,690,000	3,477,235
Panamanian Republic 3.75% 3/16/25	2,100,000	2,034,900
Peruvian Republic:
2.392% 1/23/26	880,000	824,921
7.35% 7/21/25	590,000	611,388
Philippine Republic:
5.17% 10/13/27	1,000,000	1,004,320
10.625% 3/16/25	540,000	582,676
Polish Government 3.25% 4/6/26	1,850,000	1,767,620
Quebec Province:
2.5% 4/9/24	690,000	677,511
2.5% 4/20/26	1,250,000	1,178,513
2.75% 4/12/27	1,000,000	935,850
United Mexican States:
4.125% 1/21/26	750,000	737,760
4.15% 3/28/27	470,000	459,726
5.4% 2/9/28	1,250,000	1,261,188
Uruguay Republic 4.375% 10/27/27	600,000	597,828
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $28,100,897)		26,912,181

Supranational Obligations - 2.5%
	Principal Amount (a)	Value ($)
African Development Bank:
0.875% 7/22/26	2,860,000	2,566,432
3% 9/20/23	240,000	239,760
Asian Development Bank:
0.375% 9/3/25	3,275,000	2,994,583
0.5% 2/4/26	9,620,000	8,694,306
1.5% 10/18/24	300,000	287,546
Asian Infrastructure Investment Bank:
0.5% 10/30/24	3,000,000	2,831,841
3.75% 9/14/27	2,050,000	1,987,358
Corporacion Andina de Fomento:
1.625% 9/23/25	1,000,000	923,521
3.75% 11/23/23	190,000	189,007
Council of Europe Development Bank 1.375% 2/27/25	910,000	860,848
European Investment Bank:
2.25% 6/24/24	8,478,000	8,263,006
2.5% 10/15/24	2,050,000	1,986,910
Inter-American Development Bank:
0.625% 7/15/25	750,000	692,510
0.875% 4/20/26	3,000,000	2,718,741
1.5% 1/13/27	3,500,000	3,168,045
2.625% 1/16/24	400,000	395,724
4% 1/12/28	1,900,000	1,867,730
International Bank for Reconstruction & Development:
0.375% 7/28/25	3,000,000	2,753,481
0.5% 10/28/25	3,881,000	3,540,358
1.5% 8/28/24	850,000	818,557
1.625% 1/15/25	3,187,000	3,037,372
1.875% 10/27/26	5,140,000	4,732,675
2.25% 3/28/24	1,000,000	981,595
2.5% 3/19/24	250,000	245,913
3% 9/27/23	490,000	489,251
International Finance Corp.:
0.375% 7/16/25	490,000	450,375
1.375% 10/16/24	1,706,000	1,632,552
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $62,629,613)		59,349,997

Bank Notes - 0.2%
	Principal Amount (a)	Value ($)
Citizens Bank NA 2.25% 4/28/25	945,000	876,785
Fifth Third Bank, Cincinnati:
2.25% 2/1/27	250,000	221,545
3.85% 3/15/26	420,000	391,875
KeyBank NA 5.85% 11/15/27	930,000	897,055
PNC Bank NA:
3.25% 1/22/28	640,000	585,631
4.2% 11/1/25	560,000	539,552
Truist Bank 2.636% 9/17/29 (c)	1,270,000	1,181,507
Wells Fargo Bank NA 5.45% 8/7/26	1,000,000	1,003,170
TOTAL BANK NOTES (Cost $6,013,157)		5,697,120

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (e) (Cost $12,912,342)	12,909,760	12,912,342

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $2,427,464,333)	2,348,127,317
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(3,131,442)
NET ASSETS - 100.0%	2,344,995,875

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,757,582 or 0.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	24,537,356	776,281,104	787,906,118	341,905	-	-	12,912,342	0.0%
Fidelity Securities Lending Cash Central Fund 5.44%	7,932,225	118,512,032	126,444,257	3,167	-	-	-	0.0%
Total	32,469,581	894,793,136	914,350,375	345,072	-	-	12,912,342

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	779,873,899	-	779,873,899	-

U.S. Government and Government Agency Obligations	1,463,381,778	-	1,463,381,778	-

Foreign Government and Government Agency Obligations	26,912,181	-	26,912,181	-

Supranational Obligations	59,349,997	-	59,349,997	-

Bank Notes	5,697,120	-	5,697,120	-

Money Market Funds	12,912,342	12,912,342	-	-
Total Investments in Securities:	2,348,127,317	12,912,342	2,335,214,975	-
Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,414,551,991)	$2,335,214,975
Fidelity Central Funds (cost $12,912,342)	12,912,342

Total Investment in Securities (cost $2,427,464,333)		$2,348,127,317
Receivable for investments sold		72,486,600
Receivable for fund shares sold		1,057,082
Interest receivable		11,697,878
Distributions receivable from Fidelity Central Funds		95,488
Total assets		2,433,464,365
Liabilities
Payable for investments purchased	$83,025,053
Payable for fund shares redeemed	4,622,952
Distributions payable	749,123
Accrued management fee	58,503
Other payables and accrued expenses	12,859
Total Liabilities		88,468,490
Net Assets		$2,344,995,875
Net Assets consist of:
Paid in capital		$2,500,586,187
Total accumulated earnings (loss)		(155,590,312)
Net Assets		$2,344,995,875
Net Asset Value, offering price and redemption price per share ($2,344,995,875 ÷ 245,460,893 shares)		$9.55

Statement of Operations
		Year ended August 31, 2023
Investment Income
Interest		$64,164,614
Income from Fidelity Central Funds (including $3,167 from security lending)		345,072
Total Income		64,509,686
Expenses
Management fee	$693,965
Independent trustees' fees and expenses	8,272
Miscellaneous	12,862
Total expenses before reductions	715,099
Expense reductions	(3,834)
Total expenses after reductions		711,265
Net Investment income (loss)		63,798,421
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(75,255,237)
Total net realized gain (loss)		(75,255,237)
Change in net unrealized appreciation (depreciation) on investment securities		38,684,884
Net gain (loss)		(36,570,353)
Net increase (decrease) in net assets resulting from operations		$27,228,068
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$63,798,421	$25,039,092
Net realized gain (loss)	(75,255,237)	(35,873,613)
Change in net unrealized appreciation (depreciation)	38,684,884	(128,098,793)
Net increase (decrease) in net assets resulting from operations	27,228,068	(138,933,314)
Distributions to shareholders	(34,657,615)	(23,456,255)

Share transactions
Proceeds from sales of shares	881,235,762	1,348,248,841
Reinvestment of distributions	26,744,031	18,585,265
Cost of shares redeemed	(866,432,242)	(942,969,160)

Net increase (decrease) in net assets resulting from share transactions	41,547,551	423,864,946
Total increase (decrease) in net assets	34,118,004	261,475,377

Net Assets
Beginning of period	2,310,877,871	2,049,402,494
End of period	$2,344,995,875	$2,310,877,871

Other Information
Shares
Sold	92,534,476	135,215,014
Issued in reinvestment of distributions	2,808,831	1,875,139
Redeemed	(91,092,749)	(95,204,564)
Net increase (decrease)	4,250,558	41,885,589

Financial Highlights
Fidelity® Short-Term Bond Index Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.58	$10.28	$10.40	$10.15	$9.81
Income from Investment Operations
Net investment income (loss) A,B	.263	.109	.090	.184	.261
Net realized and unrealized gain (loss)	(.150)	(.706)	(.071)	.278	.318
Total from investment operations	.113	(.597)	.019	.462	.579
Distributions from net investment income	(.143)	(.085)	(.090)	(.186)	(.239)
Distributions from net realized gain	-	(.018)	(.049)	(.026)	-
Total distributions	(.143)	(.103)	(.139)	(.212)	(.239)
Net asset value, end of period	$9.55	$9.58	$10.28	$10.40	$10.15
Total Return C	1.19%	(5.84)%	.19%	4.61%	5.98%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.03%	.03%	.03%	.03%	.03%
Expenses net of fee waivers, if any	.03%	.03%	.03%	.03%	.03%
Expenses net of all reductions	.03%	.03%	.03%	.03%	.03%
Net investment income (loss)	2.76%	1.10%	.87%	1.80%	2.66%
Supplemental Data
Net assets, end of period (000 omitted)	$2,344,996	$2,310,878	$2,049,402	$1,186,764	$492,347
Portfolio turnover rate F	79%	92%	44%	62%	83%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Short-Term Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,154,558
Gross unrealized depreciation	(65,536,825)
Net unrealized appreciation (depreciation)	$(59,382,267)
Tax Cost	$2,407,509,584

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,916,596
Capital loss carryforward	$(99,124,641)
Net unrealized appreciation (depreciation) on securities and other investments	$(59,382,267)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(42,526,894)
Long-term	(56,597,747)
Total capital loss carryforward	$(99,124,641)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$34,657,615	$ 19,658,921
Long-term Capital Gains	-	3,797,334
Total	$34,657,615	$ 23,456,255

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short-Term Bond Index Fund	276,441,276	177,161,952
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .03% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Short-Term Bond Index Fund	$330	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,834.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Short-Term Bond Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Short-Term Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® Short-Term Bond Index Fund	.03%
Actual		$ 1,000	$ 1,018.70	$ .15
Hypothetical-B		$ 1,000	$ 1,025.05	$ .15

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 68.84% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $21,831,783 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $34,657,615 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.9884849.105
SDX-I-ANN-1023
Fidelity® Series Investment Grade Bond Fund

Annual Report
August 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Investment Grade Bond Fund	-0.01%	1.57%	2.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Investment Grade Bond Fund on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Lead Portfolio Managers Celso Muñoz and Ford O'Neil:
For the fiscal year ending August 31, 2023, the fund had a return of -0.01%, net of fees, versus -1.19% for the benchmark, the Bloomberg U.S. Aggregate Bond Index. Sector allocation boosted relative performance, led by an overweight to corporate credit, which bested the benchmark, and an underweight to mortgage-backed securities, which trailed it. Among corporate bonds, security selection was helpful as well. Individual standouts included AB InBev and Warner Bros. Discovery in the industrials segment and UBS in the financials segment. Duration positioning added notable value as well. The fund had a shorter duration (less interest rate sensitivity), which was beneficial given the steep rise in rates the past 12 months. An overweight in asset-backed securities, including collateralized loan obligations and loans backed by airline leases, provided another performance advantage. In contrast, an underweight in the industrials segment overall, and in technology specifically, detracted from the fund's performance versus the benchmark. Holdings in real estate investment trusts Brandywine Realty Trust and Hudson Pacific Properties also crimped the relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (5.3)%*

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (5.3)%
Futures and Swaps - 0.2%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 30.1%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.:
2.55% 12/1/33	8,942,000	6,822,980
3.8% 12/1/57	74,998,000	50,578,658
4.3% 2/15/30	15,664,000	14,604,566
4.75% 5/15/46	20,994,000	17,526,541
Verizon Communications, Inc.:
2.1% 3/22/28	32,783,000	28,648,786
2.55% 3/21/31	30,343,000	24,977,968
2.987% 10/30/56	33,707,000	20,142,199
3% 3/22/27	6,931,000	6,442,438
4.5% 8/10/33	17,268,000	15,954,329
4.862% 8/21/46	18,891,000	16,624,678
5.012% 4/15/49	705,000	632,285
		202,955,428
Media - 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.25% 1/15/29	16,500,000	13,706,761
4.4% 4/1/33	9,969,000	8,777,724
4.908% 7/23/25	24,249,000	23,814,017
5.25% 4/1/53	30,969,000	24,513,874
5.375% 5/1/47	56,404,000	45,070,968
5.5% 4/1/63	9,969,000	7,831,589
5.75% 4/1/48	9,412,000	7,929,455
6.484% 10/23/45	26,013,000	23,930,662
Comcast Corp.:
2.937% 11/1/56	33,000,000	20,535,130
3.9% 3/1/38	5,928,000	5,057,463
4.65% 7/15/42	14,116,000	12,604,393
Discovery Communications LLC:
3.625% 5/15/30	18,602,000	16,337,767
4.65% 5/15/50	50,307,000	37,497,639
Fox Corp.:
4.03% 1/25/24	6,818,000	6,764,027
4.709% 1/25/29	9,867,000	9,518,505
5.476% 1/25/39	9,730,000	8,830,438
5.576% 1/25/49	6,456,000	5,766,542
Magallanes, Inc.:
3.755% 3/15/27	22,043,000	20,674,520
4.054% 3/15/29	7,640,000	7,025,717
4.279% 3/15/32	30,761,000	27,144,722
5.05% 3/15/42	15,981,000	13,136,892
5.141% 3/15/52	46,085,000	36,734,791
Time Warner Cable LLC:
4.5% 9/15/42	21,984,000	16,063,274
5.5% 9/1/41	15,667,000	12,871,314
5.875% 11/15/40	11,331,000	9,858,959
6.55% 5/1/37	50,619,000	48,097,307
6.75% 6/15/39	13,940,000	13,484,631
7.3% 7/1/38	32,280,000	32,701,209
		516,280,290
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc.:
3.2% 3/15/27	23,829,000	22,028,020
3.8% 3/15/32	20,795,000	17,785,422
T-Mobile U.S.A., Inc.:
3.75% 4/15/27	32,520,000	30,822,271
3.875% 4/15/30	47,090,000	42,980,229
4.375% 4/15/40	7,013,000	6,026,903
4.5% 4/15/50	13,777,000	11,380,046
		131,022,891
TOTAL COMMUNICATION SERVICES		850,258,609
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.1%
General Motors Financial Co., Inc. 2.35% 2/26/27	21,000,000	18,669,194
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp.:
3.5% 7/1/27	9,188,000	8,720,926
4.2% 4/1/50	5,533,000	4,593,984
		13,314,910
Household Durables - 0.1%
Lennar Corp.:
4.75% 11/29/27	2,190,000	2,123,475
5% 6/15/27	2,921,000	2,876,530
Toll Brothers Finance Corp.:
4.35% 2/15/28	2,486,000	2,332,894
4.875% 11/15/25	28,000	27,366
4.875% 3/15/27	27,187,000	26,390,421
		33,750,686
Specialty Retail - 0.4%
AutoNation, Inc. 4.75% 6/1/30	4,077,000	3,797,193
AutoZone, Inc. 4% 4/15/30	28,926,000	26,765,193
Lowe's Companies, Inc.:
3.35% 4/1/27	3,413,000	3,211,917
3.75% 4/1/32	10,505,000	9,412,179
4.25% 4/1/52	66,805,000	52,848,649
4.45% 4/1/62	44,060,000	34,361,690
O'Reilly Automotive, Inc. 4.2% 4/1/30	6,418,000	6,017,825
		136,414,646
TOTAL CONSUMER DISCRETIONARY		202,149,436
CONSUMER STAPLES - 2.0%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	52,011,000	49,780,221
4.9% 2/1/46	67,409,000	62,707,156
Anheuser-Busch InBev Worldwide, Inc.:
4.35% 6/1/40	15,700,000	14,045,312
4.5% 6/1/50	21,000,000	18,739,718
4.6% 6/1/60	15,700,000	13,689,158
4.75% 4/15/58	32,390,000	28,993,153
5.45% 1/23/39	10,000,000	10,151,174
5.55% 1/23/49	57,590,000	58,989,837
5.8% 1/23/59 (Reg. S)	25,000,000	26,214,825
		283,310,554
Consumer Staples Distribution & Retail - 0.2%
Sysco Corp.:
3.3% 2/15/50	16,790,000	11,508,581
5.95% 4/1/30	19,674,000	20,375,679
6.6% 4/1/50	27,580,000	30,408,848
		62,293,108
Food Products - 0.5%
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27	46,350,000	41,663,783
3% 5/15/32	51,930,000	41,008,783
3.625% 1/15/32	19,632,000	16,111,627
5.125% 2/1/28	16,760,000	16,288,779
5.5% 1/15/30	6,359,000	6,157,067
5.75% 4/1/33	34,520,000	32,853,868
		154,083,907
Tobacco - 0.5%
Altria Group, Inc.:
4.25% 8/9/42	26,130,000	19,793,826
4.5% 5/2/43	17,568,000	13,691,122
4.8% 2/14/29	4,818,000	4,668,296
5.375% 1/31/44	15,947,000	14,807,210
5.95% 2/14/49	6,241,000	5,811,075
Imperial Tobacco Finance PLC:
4.25% 7/21/25 (b)	25,864,000	25,011,818
6.125% 7/27/27 (b)	16,185,000	16,362,183
Reynolds American, Inc.:
4.45% 6/12/25	7,893,000	7,721,918
5.7% 8/15/35	6,607,000	6,110,955
5.85% 8/15/45	50,684,000	44,027,563
6.15% 9/15/43	11,136,000	10,193,539
7.25% 6/15/37	15,680,000	16,481,401
		184,680,906
TOTAL CONSUMER STAPLES		684,368,475
ENERGY - 3.9%
Energy Equipment & Services - 0.0%
Halliburton Co.:
3.8% 11/15/25	315,000	307,169
4.85% 11/15/35	11,266,000	10,562,832
		10,870,001
Oil, Gas & Consumable Fuels - 3.9%
Canadian Natural Resources Ltd. 5.85% 2/1/35	12,899,000	12,536,204
Cenovus Energy, Inc.:
3.75% 2/15/52	23,742,000	16,662,243
5.4% 6/15/47	5,584,000	5,019,462
6.75% 11/15/39	12,889,000	13,363,900
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)	4,934,000	4,977,105
6.036% 11/15/33 (b)	13,297,000	13,433,298
6.497% 8/15/43 (b)	3,976,000	4,030,048
6.544% 11/15/53 (b)	7,158,000	7,316,944
6.714% 8/15/63 (b)	4,285,000	4,380,142
DCP Midstream Operating LP:
5.6% 4/1/44	1,458,000	1,360,141
6.45% 11/3/36 (b)	7,882,000	8,030,253
6.75% 9/15/37 (b)	2,991,000	3,156,842
Enbridge, Inc. 4% 10/1/23	15,502,000	15,475,818
Energy Transfer LP:
3.75% 5/15/30	34,654,000	30,950,402
3.9% 5/15/24 (c)	7,783,000	7,667,709
4.2% 9/15/23	6,601,000	6,597,740
4.95% 6/15/28	22,521,000	21,811,405
5% 5/15/50	37,928,000	31,219,848
5.25% 4/15/29	11,043,000	10,789,335
5.4% 10/1/47	7,311,000	6,297,319
5.8% 6/15/38	12,558,000	11,903,769
6% 6/15/48	8,178,000	7,559,628
6.25% 4/15/49	7,585,000	7,261,163
Exxon Mobil Corp. 3.482% 3/19/30	71,930,000	66,517,054
Hess Corp.:
5.6% 2/15/41	13,347,000	12,548,795
5.8% 4/1/47	19,267,000	18,387,590
7.125% 3/15/33	5,555,000	6,053,672
7.3% 8/15/31	7,267,000	7,933,595
7.875% 10/1/29	2,497,000	2,759,476
Kinder Morgan Energy Partners LP 6.55% 9/15/40	2,324,000	2,308,987
Kinder Morgan, Inc.:
3.6% 2/15/51	45,000,000	30,241,268
5.55% 6/1/45	13,098,000	11,837,358
MPLX LP:
2.65% 8/15/30	10,000,000	8,299,344
4.8% 2/15/29	5,907,000	5,691,694
4.875% 12/1/24	15,019,000	14,823,464
4.95% 9/1/32	30,643,000	28,949,002
5.5% 2/15/49	17,721,000	15,789,720
Occidental Petroleum Corp.:
5.55% 3/15/26	28,220,000	27,982,388
6.45% 9/15/36	24,570,000	25,123,685
6.6% 3/15/46	53,949,000	55,522,692
7.5% 5/1/31	40,626,000	44,018,331
Ovintiv, Inc. 8.125% 9/15/30	2,868,000	3,183,309
Petroleos Mexicanos:
4.5% 1/23/26	20,014,000	17,582,299
5.95% 1/28/31	16,396,000	11,843,487
6.35% 2/12/48	13,566,000	8,106,024
6.49% 1/23/27	38,273,000	33,379,414
6.5% 3/13/27	37,289,000	32,556,094
6.75% 9/21/47	95,358,000	58,539,323
6.84% 1/23/30	136,623,000	107,576,950
6.95% 1/28/60	19,817,000	12,142,867
7.69% 1/23/50	124,733,000	83,047,231
Phillips 66 Co. 3.85% 4/9/25	3,215,000	3,128,251
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	7,628,000	6,706,091
3.6% 11/1/24	6,687,000	6,510,038
3.85% 10/15/23	25,000,000	24,929,747
Sabine Pass Liquefaction LLC 4.5% 5/15/30	42,700,000	40,182,965
The Williams Companies, Inc.:
2.6% 3/15/31	21,000,000	17,234,182
3.5% 11/15/30	55,862,000	49,478,792
3.9% 1/15/25	6,023,000	5,873,902
4.3% 3/4/24	18,081,000	17,919,393
4.5% 11/15/23	8,697,000	8,669,511
4.55% 6/24/24	90,947,000	89,970,843
4.65% 8/15/32	32,008,000	30,056,576
5.3% 8/15/52	7,262,000	6,538,616
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	5,447,000	4,800,947
3.95% 5/15/50	17,552,000	13,111,527
Western Gas Partners LP:
4.65% 7/1/26	8,954,000	8,659,875
4.75% 8/15/28	6,312,000	5,975,281
		1,344,292,368
TOTAL ENERGY		1,355,162,369
FINANCIALS - 13.1%
Banks - 5.6%
Bank of America Corp.:
2.299% 7/21/32 (c)	42,030,000	33,147,075
2.972% 2/4/33 (c)	21,000,000	17,266,521
3.419% 12/20/28 (c)	32,593,000	29,887,983
3.95% 4/21/25	26,892,000	26,030,006
4% 1/22/25	14,494,000	14,118,795
4.183% 11/25/27	3,728,000	3,538,515
4.2% 8/26/24	41,416,000	40,678,553
4.25% 10/22/26	45,120,000	43,331,370
5.015% 7/22/33 (c)	152,527,000	146,800,613
Barclays PLC:
2.852% 5/7/26 (c)	42,733,000	40,387,899
2.894% 11/24/32 (c)	14,928,000	11,658,794
4.375% 1/12/26	34,752,000	33,499,384
4.836% 5/9/28	3,148,000	2,917,058
5.088% 6/20/30 (c)	44,892,000	41,130,522
5.2% 5/12/26	41,312,000	40,086,832
BNP Paribas SA 2.219% 6/9/26 (b)(c)	40,110,000	37,472,295
BPCE SA 4.875% 4/1/26 (b)	3,984,000	3,842,934
Citigroup, Inc.:
3.352% 4/24/25 (c)	27,281,000	26,775,494
3.785% 3/17/33 (c)	21,000,000	18,258,002
4.075% 4/23/29 (c)	14,005,000	13,130,930
4.125% 7/25/28	3,728,000	3,475,781
4.3% 11/20/26	9,646,000	9,267,358
4.4% 6/10/25	51,445,000	50,164,093
4.412% 3/31/31 (c)	57,587,000	53,470,366
4.45% 9/29/27	48,296,000	46,164,308
4.6% 3/9/26	10,087,000	9,821,483
4.91% 5/24/33 (c)	5,636,000	5,357,430
5.3% 5/6/44	5,127,000	4,666,070
Citizens Financial Group, Inc. 2.638% 9/30/32	32,329,000	23,579,672
Commonwealth Bank of Australia:
3.61% 9/12/34 (b)(c)	14,950,000	12,677,932
3.784% 3/14/32 (b)	11,585,000	9,650,279
HSBC Holdings PLC:
3.973% 5/22/30 (c)	10,000,000	9,002,073
4.25% 3/14/24	12,994,000	12,853,541
4.95% 3/31/30	7,768,000	7,473,820
5.25% 3/14/44	560,000	492,072
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)	7,267,000	7,105,476
5.71% 1/15/26 (b)	81,601,000	78,280,221
JPMorgan Chase & Co.:
2.739% 10/15/30 (c)	55,000,000	47,148,631
2.956% 5/13/31 (c)	23,105,000	19,639,726
2.963% 1/25/33 (c)	21,000,000	17,447,344
3.875% 9/10/24	56,148,000	55,048,911
4.125% 12/15/26	21,635,000	20,821,574
4.586% 4/26/33 (c)	155,774,000	145,671,569
4.912% 7/25/33 (c)	38,769,000	37,285,768
5.299% 7/24/29 (c)	34,500,000	34,302,929
NatWest Group PLC:
3 month U.S. LIBOR + 1.750% 4.892% 5/18/29 (c)(d)	10,000,000	9,529,983
3.073% 5/22/28 (c)	24,822,000	22,380,630
4.8% 4/5/26	20,881,000	20,330,058
Rabobank Nederland 4.375% 8/4/25	42,555,000	41,247,627
Santander Holdings U.S.A., Inc. 2.49% 1/6/28 (c)	29,541,000	25,901,120
Societe Generale:
1.038% 6/18/25 (b)(c)	87,080,000	83,278,961
1.488% 12/14/26 (b)(c)	51,731,000	46,355,334
3.337% 1/21/33 (b)(c)	21,000,000	16,939,181
4.25% 4/14/25 (b)	3,837,000	3,698,179
Wells Fargo & Co.:
3.196% 6/17/27 (c)	34,559,000	32,307,879
3.526% 3/24/28 (c)	46,819,000	43,561,464
4.478% 4/4/31 (c)	77,500,000	72,505,430
5.013% 4/4/51 (c)	114,738,000	103,605,608
5.574% 7/25/29 (c)	38,000,000	37,842,626
Westpac Banking Corp. 4.11% 7/24/34 (c)	20,547,000	18,000,495
		1,922,312,577
Capital Markets - 2.8%
Affiliated Managers Group, Inc. 3.5% 8/1/25	30,803,000	29,424,205
Ares Capital Corp. 3.875% 1/15/26	65,900,000	61,640,028
Deutsche Bank AG 4.5% 4/1/25	70,869,000	68,280,961
Deutsche Bank AG New York Branch:
3.035% 5/28/32 (c)	9,360,000	7,445,704
4.1% 1/13/26	4,496,000	4,288,599
6.72% 1/18/29 (c)	20,750,000	21,008,484
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (c)	50,634,000	40,023,636
3.102% 2/24/33 (c)	39,600,000	32,936,941
3.272% 9/29/25 (c)	104,473,000	101,317,008
3.8% 3/15/30	57,860,000	52,631,387
4.25% 10/21/25	32,884,000	31,909,838
6.75% 10/1/37	31,825,000	33,739,544
Moody's Corp.:
3.25% 1/15/28	12,370,000	11,535,396
4.875% 2/15/24	6,971,000	6,971,047
Morgan Stanley:
2.943% 1/21/33 (c)	21,000,000	17,201,716
3.125% 7/27/26	4,408,000	4,124,953
3.622% 4/1/31 (c)	54,679,000	48,589,263
4.431% 1/23/30 (c)	23,749,000	22,553,302
4.889% 7/20/33 (c)	94,211,000	89,245,949
5% 11/24/25	36,152,000	35,604,517
5.449% 7/20/29 (c)	21,363,000	21,237,613
UBS Group AG:
1.494% 8/10/27 (b)(c)	31,236,000	27,466,986
2.593% 9/11/25 (b)(c)	58,126,000	56,045,876
3.091% 5/14/32 (b)(c)	15,102,000	12,445,339
3.75% 3/26/25	31,994,000	30,907,119
3.869% 1/12/29 (b)(c)	19,608,000	18,025,856
4.125% 9/24/25 (b)	27,816,000	26,835,226
4.194% 4/1/31 (b)(c)	52,365,000	47,150,870
4.55% 4/17/26	1,588,000	1,536,826
		962,124,189
Consumer Finance - 2.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	56,080,000	53,316,246
2.45% 10/29/26	20,465,000	18,413,315
2.875% 8/14/24	33,555,000	32,533,434
3% 10/29/28	21,434,000	18,573,894
3.3% 1/30/32	22,930,000	18,633,750
4.45% 4/3/26	16,892,000	16,272,899
6.5% 7/15/25	19,270,000	19,361,762
Ally Financial, Inc.:
1.45% 10/2/23	11,838,000	11,778,282
4.625% 3/30/25	10,429,000	10,088,812
5.125% 9/30/24	11,402,000	11,226,134
5.8% 5/1/25	27,438,000	27,026,355
7.1% 11/15/27	36,750,000	37,231,915
8% 11/1/31	22,726,000	23,498,153
Capital One Financial Corp.:
2.636% 3/3/26 (c)	24,182,000	22,854,651
3.273% 3/1/30 (c)	35,931,000	30,836,048
3.65% 5/11/27	72,123,000	67,074,124
3.8% 1/31/28	34,796,000	31,906,361
4.985% 7/24/26 (c)	30,637,000	29,945,562
5.247% 7/26/30 (c)	39,510,000	37,585,355
Discover Financial Services:
3.75% 3/4/25	20,000,000	19,174,090
3.95% 11/6/24	17,423,000	16,967,955
4.1% 2/9/27	1,920,000	1,781,185
4.5% 1/30/26	25,399,000	24,398,546
6.7% 11/29/32	7,709,000	7,672,448
Ford Motor Credit Co. LLC:
4.063% 11/1/24	101,625,000	98,463,619
5.584% 3/18/24	33,908,000	33,724,202
Synchrony Financial:
3.95% 12/1/27	42,034,000	37,554,796
4.25% 8/15/24	36,929,000	35,969,525
4.375% 3/19/24	29,366,000	29,011,464
5.15% 3/19/29	45,267,000	41,517,457
		864,392,339
Financial Services - 1.2%
Blackstone Private Credit Fund:
4.7% 3/24/25	80,609,000	78,353,585
7.05% 9/29/25	38,296,000	38,560,982
Brixmor Operating Partnership LP:
3.85% 2/1/25	22,346,000	21,555,280
4.05% 7/1/30	26,564,000	23,998,202
4.125% 6/15/26	25,594,000	24,288,876
4.125% 5/15/29	28,249,000	25,696,214
Corebridge Financial, Inc.:
3.5% 4/4/25	10,416,000	10,009,387
3.65% 4/5/27	35,355,000	33,258,123
3.85% 4/5/29	14,571,000	13,334,663
3.9% 4/5/32	17,347,000	15,168,033
4.35% 4/5/42	3,946,000	3,121,808
4.4% 4/5/52	11,669,000	9,025,672
Jackson Financial, Inc.:
3.125% 11/23/31	3,876,000	3,046,592
5.17% 6/8/27	15,288,000	14,984,759
5.67% 6/8/32	16,451,000	15,669,143
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)	33,993,000	33,766,140
Pine Street Trust I 4.572% 2/15/29 (b)	31,229,000	28,622,182
Pine Street Trust II 5.568% 2/15/49 (b)	31,271,000	27,376,917
		419,836,558
Insurance - 1.0%
AIA Group Ltd. 3.2% 9/16/40 (b)	18,698,000	13,508,119
American International Group, Inc. 2.5% 6/30/25	42,536,000	40,263,570
Five Corners Funding Trust II 2.85% 5/15/30 (b)	58,620,000	50,185,484
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)	24,484,000	23,631,844
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	21,405,000	20,723,506
4.75% 3/15/39	9,822,000	9,087,621
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (b)	37,673,000	24,677,079
Pricoa Global Funding I 5.375% 5/15/45 (c)	28,973,000	28,327,861
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)	12,400,000	11,718,000
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (b)	29,603,000	26,580,100
TIAA Asset Management Finance LLC 4.125% 11/1/24 (b)	10,865,000	10,610,406
Unum Group:
3.875% 11/5/25	25,368,000	24,220,402
4% 6/15/29	24,228,000	22,207,568
5.75% 8/15/42	41,569,000	37,843,550
		343,585,110
TOTAL FINANCIALS		4,512,250,773
HEALTH CARE - 1.8%
Biotechnology - 0.2%
Amgen, Inc.:
5.25% 3/2/30	16,718,000	16,741,145
5.25% 3/2/33	18,873,000	18,774,868
5.6% 3/2/43	17,930,000	17,593,288
5.65% 3/2/53	8,913,000	8,835,861
5.75% 3/2/63	16,243,000	16,040,688
		77,985,850
Health Care Providers & Services - 1.1%
Centene Corp.:
2.45% 7/15/28	43,675,000	37,389,393
2.625% 8/1/31	20,375,000	16,208,891
3.375% 2/15/30	21,905,000	18,746,225
4.25% 12/15/27	25,155,000	23,530,194
4.625% 12/15/29	39,085,000	35,938,658
Cigna Group:
3.05% 10/15/27	17,500,000	16,129,953
4.8% 8/15/38	20,493,000	18,890,820
4.8% 7/15/46	11,000,000	9,766,560
4.9% 12/15/48	20,474,000	18,257,241
CVS Health Corp.:
3% 8/15/26	3,494,000	3,273,131
3.625% 4/1/27	9,782,000	9,258,843
4.78% 3/25/38	33,481,000	29,984,172
5% 1/30/29	14,082,000	13,873,576
5.25% 1/30/31	5,774,000	5,705,613
HCA Holdings, Inc.:
3.5% 9/1/30	15,777,000	13,780,036
3.625% 3/15/32	4,163,000	3,580,479
5.625% 9/1/28	19,767,000	19,724,427
5.875% 2/1/29	21,543,000	21,675,848
Humana, Inc. 3.7% 3/23/29	13,384,000	12,391,517
Sabra Health Care LP 3.2% 12/1/31	48,562,000	37,091,534
Toledo Hospital 5.325% 11/15/28	11,480,000	9,180,556
		374,377,667
Pharmaceuticals - 0.5%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)	46,388,000	44,925,929
Elanco Animal Health, Inc. 6.65% 8/28/28 (c)	7,291,000	7,190,749
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	20,004,000	19,966,902
Utah Acquisition Sub, Inc. 3.95% 6/15/26	38,227,000	36,132,537
Viatris, Inc.:
2.7% 6/22/30	47,152,000	38,293,652
3.85% 6/22/40	11,393,000	7,974,025
4% 6/22/50	19,674,000	13,032,106
		167,515,900
TOTAL HEALTH CARE		619,879,417
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (b)	15,580,000	15,234,242
BAE Systems PLC 3.4% 4/15/30 (b)	11,875,000	10,607,749
The Boeing Co.:
5.04% 5/1/27	3,672,000	3,631,581
5.15% 5/1/30	15,531,000	15,279,933
5.705% 5/1/40	15,530,000	15,098,026
5.805% 5/1/50	36,500,000	35,510,332
5.93% 5/1/60	15,530,000	14,990,757
		110,352,620
Professional Services - 0.0%
Thomson Reuters Corp. 3.85% 9/29/24	5,745,000	5,604,975
Trading Companies & Distributors - 0.1%
Air Lease Corp. 3.375% 7/1/25	33,735,000	32,140,438
Transportation Infrastructure - 0.3%
Avolon Holdings Funding Ltd.:
3.95% 7/1/24 (b)	11,478,000	11,195,920
4.25% 4/15/26 (b)	8,740,000	8,242,336
4.375% 5/1/26 (b)	25,641,000	24,171,661
5.25% 5/15/24 (b)	20,991,000	20,722,868
6.375% 5/4/28 (b)	30,919,000	30,670,319
		95,003,104
TOTAL INDUSTRIALS		243,101,137
INFORMATION TECHNOLOGY - 1.2%
Electronic Equipment, Instruments & Components - 0.1%
Dell International LLC/EMC Corp.:
5.3% 10/1/29	12,450,000	12,292,175
6.1% 7/15/27	8,060,000	8,240,380
6.2% 7/15/30	10,663,000	10,973,357
		31,505,912
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc.:
1.95% 2/15/28 (b)	8,829,000	7,656,621
2.45% 2/15/31 (b)	75,132,000	60,570,929
2.6% 2/15/33 (b)	75,132,000	58,086,952
3.5% 2/15/41 (b)	60,671,000	44,446,114
3.75% 2/15/51 (b)	28,473,000	20,419,444
		191,180,060
Software - 0.5%
Oracle Corp.:
1.65% 3/25/26	35,590,000	32,431,956
2.3% 3/25/28	56,229,000	49,480,288
2.8% 4/1/27	31,398,000	28,839,858
2.875% 3/25/31	59,040,000	49,881,377
3.6% 4/1/40	31,590,000	23,907,094
		184,540,573
TOTAL INFORMATION TECHNOLOGY		407,226,545
MATERIALS - 0.1%
Chemicals - 0.1%
Celanese U.S. Holdings LLC:
6.35% 11/15/28	17,220,000	17,264,384
6.55% 11/15/30	17,466,000	17,474,603
6.7% 11/15/33	10,208,000	10,250,926
		44,989,913
REAL ESTATE - 3.0%
Equity Real Estate Investment Trusts (REITs) - 2.5%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30	22,618,000	21,892,587
American Homes 4 Rent LP:
2.375% 7/15/31	4,099,000	3,245,697
3.625% 4/15/32	15,949,000	13,663,915
Boston Properties, Inc.:
3.25% 1/30/31	20,338,000	16,556,570
4.5% 12/1/28	20,395,000	18,819,640
6.75% 12/1/27	23,825,000	24,333,366
Corporate Office Properties LP:
2.25% 3/15/26	8,922,000	8,057,977
2.75% 4/15/31	6,692,000	5,157,748
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	7,500,000	6,388,780
3.5% 8/1/26	7,811,000	7,291,778
Healthpeak OP, LLC:
3.25% 7/15/26	3,144,000	2,973,630
3.5% 7/15/29	3,594,000	3,227,577
Hudson Pacific Properties LP 4.65% 4/1/29	42,373,000	32,287,615
Invitation Homes Operating Partnership LP 4.15% 4/15/32	23,566,000	20,973,704
Kite Realty Group Trust:
4% 3/15/25	32,398,000	31,124,818
4.75% 9/15/30	50,933,000	46,622,845
LXP Industrial Trust (REIT):
2.7% 9/15/30	9,405,000	7,452,658
4.4% 6/15/24	8,452,000	8,284,382
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	34,179,000	25,510,116
3.625% 10/1/29	33,134,000	28,075,603
4.5% 1/15/25	14,849,000	14,479,325
4.5% 4/1/27	74,033,000	70,025,611
4.75% 1/15/28	36,570,000	34,342,286
4.95% 4/1/24	7,995,000	7,951,541
5.25% 1/15/26	31,863,000	31,328,292
Piedmont Operating Partnership LP 2.75% 4/1/32	7,712,000	5,208,833
Prologis LP 3.25% 6/30/26	318,000	301,477
Realty Income Corp.:
2.2% 6/15/28	4,085,000	3,545,266
2.85% 12/15/32	5,025,000	4,072,638
3.25% 1/15/31	5,362,000	4,636,673
3.4% 1/15/28	8,338,000	7,733,223
Retail Opportunity Investments Partnership LP:
4% 12/15/24	5,977,000	5,802,036
5% 12/15/23	4,492,000	4,449,689
Simon Property Group LP:
2.45% 9/13/29	8,537,000	7,225,604
3.375% 12/1/27	17,457,000	16,150,915
SITE Centers Corp.:
3.625% 2/1/25	13,207,000	12,565,484
4.25% 2/1/26	16,356,000	15,313,556
Store Capital Corp.:
2.75% 11/18/30	10,084,000	7,397,743
4.625% 3/15/29	9,743,000	8,385,817
Sun Communities Operating LP:
2.3% 11/1/28	8,675,000	7,293,182
2.7% 7/15/31	23,304,000	18,503,004
Ventas Realty LP:
3% 1/15/30	43,597,000	37,144,293
3.5% 2/1/25	8,762,000	8,427,603
4% 3/1/28	12,591,000	11,696,515
4.125% 1/15/26	8,982,000	8,637,999
4.75% 11/15/30	53,358,000	50,039,529
VICI Properties LP:
4.375% 5/15/25	4,156,000	4,040,505
4.75% 2/15/28	32,852,000	31,240,189
4.95% 2/15/30	42,556,000	40,028,174
5.125% 5/15/32	10,727,000	9,941,990
Vornado Realty LP 2.15% 6/1/26	10,254,000	8,863,392
WP Carey, Inc.:
3.85% 7/15/29	7,008,000	6,309,244
4% 2/1/25	25,923,000	25,237,470
4.6% 4/1/24	2,875,000	2,852,415
		863,112,519
Real Estate Management & Development - 0.5%
Brandywine Operating Partnership LP:
3.95% 11/15/27	24,749,000	20,372,009
4.1% 10/1/24	30,631,000	29,245,723
4.55% 10/1/29	31,499,000	24,613,397
7.55% 3/15/28	32,475,000	30,450,456
CBRE Group, Inc.:
2.5% 4/1/31	30,503,000	24,498,508
4.875% 3/1/26	4,233,000	4,140,939
Essex Portfolio LP 3.875% 5/1/24	1,038,000	1,020,594
Tanger Properties LP:
2.75% 9/1/31	23,464,000	17,455,067
3.125% 9/1/26	16,163,000	14,667,481
3.875% 7/15/27	8,715,000	7,779,967
		174,244,141
TOTAL REAL ESTATE		1,037,356,660
UTILITIES - 1.2%
Electric Utilities - 0.4%
Alabama Power Co. 3.05% 3/15/32	33,143,000	28,439,887
Cleco Corporate Holdings LLC 3.375% 9/15/29	19,437,000	16,465,510
Duke Energy Corp. 2.45% 6/1/30	14,856,000	12,357,629
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)	7,078,000	5,640,933
2.775% 1/7/32 (b)	24,917,000	19,225,738
Entergy Corp. 2.8% 6/15/30	15,246,000	12,855,695
Exelon Corp.:
3.35% 3/15/32	8,906,000	7,652,027
4.05% 4/15/30	9,268,000	8,563,575
4.1% 3/15/52	6,597,000	5,104,289
4.7% 4/15/50	4,127,000	3,501,482
IPALCO Enterprises, Inc. 3.7% 9/1/24	11,464,000	11,155,077
		130,961,842
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (b)	5,253,782	5,413,655
Independent Power and Renewable Electricity Producers - 0.4%
Emera U.S. Finance LP 3.55% 6/15/26	9,377,000	8,871,477
The AES Corp.:
2.45% 1/15/31	9,656,000	7,667,160
3.3% 7/15/25 (b)	45,861,000	43,607,829
3.95% 7/15/30 (b)	66,879,000	59,445,556
		119,592,022
Multi-Utilities - 0.4%
NiSource, Inc.:
2.95% 9/1/29	47,860,000	42,114,298
3.6% 5/1/30	21,965,000	19,685,489
5.8% 2/1/42	11,523,000	11,092,779
5.95% 6/15/41	17,565,000	17,670,818
Puget Energy, Inc.:
4.1% 6/15/30	17,963,000	16,066,272
4.224% 3/15/32	30,357,000	26,749,133
Sempra 6% 10/15/39	1,481,000	1,480,795
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.7387% 5/15/67 (c)(d)	14,096,000	12,332,464
		147,192,048
TOTAL UTILITIES		403,159,567
TOTAL NONCONVERTIBLE BONDS (Cost $11,553,899,016)		10,359,902,901

U.S. Treasury Obligations - 34.8%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
1.75% 8/15/41	238,590,000	160,311,976
1.875% 11/15/51	440,986,000	270,965,224
2% 11/15/41	311,610,000	218,041,793
2% 8/15/51	517,650,000	328,647,087
2.25% 2/15/52	336,840,000	227,235,424
2.875% 5/15/49	264,876,000	205,309,941
2.875% 5/15/52	83,620,000	64,913,291
3% 2/15/47	647,997,000	515,132,304
3.25% 5/15/42	163,800,000	139,876,242
3.625% 2/15/53	249,410,000	224,702,822
3.625% 5/15/53	208,121,000	187,699,127
4.125% 8/15/53	349,733,000	345,033,463
U.S. Treasury Notes:
0.75% 8/31/26	12,849,000	11,503,368
1.125% 8/31/28	300,720,000	258,466,491
1.25% 5/31/28	1,004,352,000	874,296,260
1.875% 2/28/27	175,000,000	160,541,992
2.5% 3/31/27	213,000,000	199,587,656
2.625% 7/31/29	300,000,000	274,757,814
2.75% 8/15/32	545,773,000	489,895,227
2.875% 5/15/32	655,926,000	596,098,373
3.125% 8/31/29	250,000,000	235,302,735
3.375% 5/15/33	1,030,000	970,292
3.5% 2/15/33	609,000,000	579,977,344
3.625% 3/31/28	59,400,000	57,743,297
3.625% 5/31/28	92,000,000	89,477,187
3.625% 3/31/30	200,000,000	193,187,500
3.875% 11/30/29	375,000,000	367,485,353
3.875% 8/15/33 (e)	109,236,000	107,290,234
4% 2/15/26	38,100,000	37,498,734
4% 2/29/28	25,600,000	25,285,000
4% 6/30/28	1,145,000,000	1,131,313,678
4% 10/31/29	1,270,000,000	1,252,983,965
4% 2/28/30	175,000,000	172,771,484
4% 7/31/30	500,000,000	494,062,500
4.125% 7/31/28 (f)	450,000,000	447,363,279
4.125% 11/15/32	950,000,000	949,554,688
4.375% 10/31/24	32,900,000	32,559,434
4.625% 3/15/26	79,510,000	79,450,988
TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,600,424,193)		12,007,293,567

U.S. Government Agency - Mortgage Securities - 26.7%
	Principal Amount (a)	Value ($)
Fannie Mae - 8.6%
12 month U.S. LIBOR + 1.360% 3.932% 10/1/35 (c)(d)	24,416	24,526
12 month U.S. LIBOR + 1.440% 3.945% 4/1/37 (c)(d)	43,946	44,043
12 month U.S. LIBOR + 1.460% 3.846% 1/1/35 (c)(d)	43,944	44,157
12 month U.S. LIBOR + 1.480% 5.73% 7/1/34 (c)(d)	9,621	9,681
12 month U.S. LIBOR + 1.530% 3.94% 3/1/36 (c)(d)	2,666	2,678
12 month U.S. LIBOR + 1.550% 5.803% 6/1/36 (c)(d)	27,786	28,080
12 month U.S. LIBOR + 1.560% 4.065% 3/1/37 (c)(d)	46,363	46,613
12 month U.S. LIBOR + 1.620% 4.537% 5/1/35 (c)(d)	83,533	84,144
12 month U.S. LIBOR + 1.630% 3.815% 9/1/36 (c)(d)	22,881	23,234
12 month U.S. LIBOR + 1.630% 4.911% 11/1/36 (c)(d)	68,374	68,867
12 month U.S. LIBOR + 1.640% 3.895% 6/1/47 (c)(d)	64,758	66,065
12 month U.S. LIBOR + 1.640% 5.18% 5/1/36 (c)(d)	14,464	14,616
12 month U.S. LIBOR + 1.680% 4.653% 7/1/43 (c)(d)	50,090	50,638
12 month U.S. LIBOR + 1.700% 5.189% 6/1/42 (c)(d)	366,425	370,967
12 month U.S. LIBOR + 1.710% 5.856% 8/1/35 (c)(d)	5,659	5,711
12 month U.S. LIBOR + 1.730% 4.021% 3/1/40 (c)(d)	88,337	89,544
12 month U.S. LIBOR + 1.750% 4.454% 7/1/35 (c)(d)	40,116	40,394
12 month U.S. LIBOR + 1.750% 4.579% 8/1/41 (c)(d)	131,745	133,255
12 month U.S. LIBOR + 1.800% 4.055% 1/1/42 (c)(d)	194,685	197,239
12 month U.S. LIBOR + 1.800% 4.505% 12/1/40 (c)(d)	2,597,986	2,639,771
12 month U.S. LIBOR + 1.800% 6.05% 7/1/41 (c)(d)	142,125	144,075
12 month U.S. LIBOR + 1.810% 4.06% 12/1/39 (c)(d)	26,807	27,155
12 month U.S. LIBOR + 1.810% 4.068% 9/1/41 (c)(d)	119,148	121,872
12 month U.S. LIBOR + 1.810% 4.304% 2/1/42 (c)(d)	115,397	116,761
12 month U.S. LIBOR + 1.810% 6.05% 7/1/41 (c)(d)	230,118	233,562
12 month U.S. LIBOR + 1.820% 4.295% 2/1/35 (c)(d)	8,323	8,385
12 month U.S. LIBOR + 1.830% 4.08% 10/1/41 (c)(d)	97,085	95,998
12 month U.S. LIBOR + 1.950% 4.809% 9/1/36 (c)(d)	43,549	44,094
12 month U.S. LIBOR + 1.950% 5.771% 7/1/37 (c)(d)	48,642	49,461
6 month U.S. LIBOR + 1.470% 4.059% 10/1/33 (c)(d)	9,601	9,594
6 month U.S. LIBOR + 1.530% 4.372% 3/1/35 (c)(d)	33,996	34,047
6 month U.S. LIBOR + 1.530% 4.461% 12/1/34 (c)(d)	19,504	19,490
REFINITIV USD IBOR CONSUMER CA + 1.500% 4.724% 1/1/35 (c)(d)	85,622	85,746
REFINITIV USD IBOR CONSUMER CA + 1.510% 7.023% 2/1/33 (c)(d)	6,622	6,675
REFINITIV USD IBOR CONSUMER CA + 1.550% 6.154% 10/1/33 (c)(d)	12,662	12,816
REFINITIV USD IBOR CONSUMER CA + 1.560% 7.103% 7/1/35 (c)(d)	12,524	12,668
REFINITIV USD IBOR CONSUMER CA + 1.620% 4.293% 3/1/33 (c)(d)	42,322	42,526
REFINITIV USD IBOR CONSUMER CA + 1.740% 4.865% 12/1/34 (c)(d)	2,331	2,349
REFINITIV USD IBOR CONSUMER CA + 1.740% 5.467% 5/1/36 (c)(d)	68,399	69,216
REFINITIV USD IBOR CONSUMER CA + 1.960% 4.424% 9/1/35 (c)(d)	11,692	11,824
U.S. TREASURY 1 YEAR INDEX + 2.200% 4.583% 3/1/35 (c)(d)	32,055	32,312
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.395% 6/1/36 (c)(d)	64,323	65,529
U.S. TREASURY 1 YEAR INDEX + 2.280% 4.404% 10/1/33 (c)(d)	54,881	55,891
U.S. TREASURY 1 YEAR INDEX + 2.280% 5.325% 12/1/33 (c)(d)	246,979	249,620
U.S. TREASURY 1 YEAR INDEX + 2.420% 4.778% 5/1/35 (c)(d)	10,857	11,024
U.S. TREASURY 1 YEAR INDEX + 2.460% 5.33% 7/1/34 (c)(d)	80,214	81,393
1.5% 11/1/35 to 4/1/52 (g)	256,812,311	203,910,001
2% 2/1/28 to 3/1/52 (g)	758,789,039	628,668,110
2.5% 1/1/28 to 1/1/52	864,484,674	737,640,570
3% 4/1/29 to 2/1/52 (e)(h)	443,089,373	393,011,275
3.4% 7/1/42 to 9/1/42	62,963	57,314
3.5% 8/1/34 to 4/1/52	251,987,216	230,189,606
3.65% 5/1/42 to 8/1/42	20,077	18,525
3.9% 4/1/42	5,460	5,109
4% 3/1/36 to 4/1/52	117,474,949	110,858,483
4.25% 11/1/41	10,627	10,174
4.5% to 4.5% 6/1/24 to 1/1/53	247,062,483	236,791,348
5% 10/1/23 to 4/1/53 (g)	158,062,852	154,262,846
5.279% 8/1/41 (c)	1,364,912	1,354,878
5.5% 12/1/23 to 8/1/53	205,901,475	204,563,297
6% to 6% 9/1/29 to 6/1/53	68,996,040	69,695,767
6.5% 12/1/23 to 5/1/38	4,026,302	4,136,032
6.688% 2/1/39 (c)	600,811	608,764
7% to 7% 9/1/23 to 7/1/37	650,805	671,888
7.5% to 7.5% 6/1/24 to 9/1/32	331,033	339,123
8% 3/1/37	25,014	27,013
8.5% 9/1/25	102	103
9% 10/1/30	5,578	5,928
TOTAL FANNIE MAE		2,982,454,460
Freddie Mac - 6.5%
12 month U.S. LIBOR + 1.320% 3.575% 1/1/36 (c)(d)	30,859	30,625
12 month U.S. LIBOR + 1.370% 3.634% 3/1/36 (c)(d)	208,495	208,163
12 month U.S. LIBOR + 1.500% 3.824% 3/1/36 (c)(d)	102,607	102,604
12 month U.S. LIBOR + 1.750% 4% 12/1/40 (c)(d)	1,021,968	1,033,058
12 month U.S. LIBOR + 1.750% 4% 9/1/41 (c)(d)	453,519	460,045
12 month U.S. LIBOR + 1.750% 6% 7/1/41 (c)(d)	213,979	215,660
12 month U.S. LIBOR + 1.860% 5.239% 4/1/36 (c)(d)	64,971	65,499
12 month U.S. LIBOR + 1.880% 4.13% 9/1/41 (c)(d)	177,714	181,116
12 month U.S. LIBOR + 1.880% 5.255% 4/1/41 (c)(d)	46,152	46,466
12 month U.S. LIBOR + 1.900% 4.936% 10/1/42 (c)(d)	146,745	147,065
12 month U.S. LIBOR + 1.910% 5.212% 5/1/41 (c)(d)	329,043	332,087
12 month U.S. LIBOR + 1.910% 5.568% 5/1/41 (c)(d)	378,209	381,911
12 month U.S. LIBOR + 1.910% 5.698% 6/1/41 (c)(d)	355,550	359,454
12 month U.S. LIBOR + 1.910% 6.16% 6/1/41 (c)(d)	116,504	117,949
12 month U.S. LIBOR + 1.960% 5.711% 6/1/33 (c)(d)	5,554	5,590
12 month U.S. LIBOR + 2.020% 4.936% 4/1/38 (c)(d)	53,846	54,256
12 month U.S. LIBOR + 2.030% 4.158% 3/1/33 (c)(d)	1,850	1,865
12 month U.S. LIBOR + 2.040% 6.256% 7/1/36 (c)(d)	68,062	68,886
12 month U.S. LIBOR + 2.160% 4.41% 11/1/35 (c)(d)	9,056	9,173
12 month U.S. LIBOR + 2.200% 4.45% 12/1/36 (c)(d)	118,544	120,530
REFINITIV USD IBOR CONSUMER CA + 1.120% 4.029% 8/1/37 (c)(d)	62,323	61,513
REFINITIV USD IBOR CONSUMER CA + 1.650% 6.39% 4/1/35 (c)(d)	47,011	47,504
REFINITIV USD IBOR CONSUMER CA + 1.880% 4.488% 10/1/36 (c)(d)	159,084	159,873
REFINITIV USD IBOR CONSUMER CA + 1.990% 5.001% 10/1/35 (c)(d)	77,174	77,446
REFINITIV USD IBOR CONSUMER CA + 2.020% 7.385% 6/1/37 (c)(d)	55,507	56,468
REFINITIV USD IBOR CONSUMER CA + 2.680% 7.524% 10/1/35 (c)(d)	24,446	25,141
U.S. TREASURY 1 YEAR INDEX + 2.030% 4.857% 6/1/33 (c)(d)	108,295	108,349
U.S. TREASURY 1 YEAR INDEX + 2.240% 4.372% 1/1/35 (c)(d)	2,748	2,766
U.S. TREASURY 1 YEAR INDEX + 2.260% 5.196% 6/1/33 (c)(d)	213,170	213,993
U.S. TREASURY 1 YEAR INDEX + 2.430% 5.024% 3/1/35 (c)(d)	396,241	401,471
1.5% 7/1/35 to 8/1/51	203,176,411	160,645,643
2% 6/1/35 to 3/1/52	593,058,506	490,539,669
2.5% 1/1/28 to 4/1/52	545,656,947	466,033,072
3% 12/1/30 to 4/1/52 (e)	268,574,341	236,283,688
3.5% 1/1/32 to 4/1/52 (e)(h)	298,647,017	272,228,490
4% 1/1/36 to 10/1/52	161,235,699	152,447,225
4% 4/1/48	50,441	47,370
4.5% 6/1/25 to 3/1/53	56,785,669	54,970,863
5% 7/1/33 to 8/1/53	102,462,291	100,333,904
5.5% 9/1/52 to 8/1/53 (g)	228,397,633	227,304,659
6% 3/1/24 to 7/1/53	50,483,009	51,229,143
6.5% 1/1/24 to 1/1/53	12,273,216	12,520,186
7% 3/1/26 to 9/1/36	705,355	728,935
7.5% 1/1/27 to 7/1/34	58,098	60,589
8% 7/1/24 to 4/1/32	16,193	16,899
8.5% 1/1/25 to 1/1/28	12,528	12,825
TOTAL FREDDIE MAC		2,230,499,686
Ginnie Mae - 5.6%
3.5% 10/20/40 to 12/20/49	68,741,910	63,497,689
4% 7/20/33 to 5/20/49	82,954,812	78,742,790
4.5% 6/20/33 to 5/20/42	30,454,556	29,707,679
5.5% 6/15/33 to 9/15/39	1,200,739	1,215,420
6% to 6% 10/15/30 to 5/15/40	2,362,874	2,422,669
7% to 7% 12/15/23 to 11/15/32	1,183,743	1,213,181
7.5% to 7.5% 10/15/23 to 9/15/31	164,842	167,634
8% 12/15/23 to 11/15/29	27,463	27,949
8.5% to 8.5% 11/15/27 to 1/15/31	14,139	14,821
2% 10/20/50 to 4/20/51	154,176,277	127,619,620
2% 9/1/53 (i)	105,000,000	86,625,042
2% 9/1/53 (i)	139,050,000	114,716,306
2% 9/1/53 (i)	23,950,000	19,758,760
2% 9/1/53 (i)	33,100,000	27,307,513
2% 9/1/53 (i)	52,750,000	43,518,771
2% 9/1/53 (i)	48,050,000	39,641,269
2% 10/1/53 (i)	13,850,000	11,438,157
2% 10/1/53 (i)	173,150,000	142,997,607
2.5% 6/20/51 to 12/20/51	84,308,994	71,855,183
2.5% 9/1/53 (i)	58,800,000	50,049,008
2.5% 9/1/53 (i)	58,850,000	50,091,566
2.5% 9/1/53 (i)	60,900,000	51,836,472
2.5% 9/1/53 (i)	47,400,000	40,345,629
2.5% 9/1/53 (i)	32,425,000	27,599,304
2.5% 9/1/53 (i)	68,100,000	57,964,922
2.5% 10/1/53 (i)	35,700,000	30,416,182
3% 4/15/42 to 2/20/50 (e)(h)	28,141,367	25,158,054
3% 9/1/53 (i)	95,450,000	83,928,584
3% 9/1/53 (i)	63,625,000	55,945,062
3% 9/1/53 (i)	65,450,000	57,549,773
3% 9/1/53 (i)	24,100,000	21,190,978
3% 9/1/53 (i)	3,150,000	2,769,775
3% 9/1/53 (i)	35,100,000	30,863,209
3% 10/1/53 (i)	105,450,000	92,783,314
3.5% 9/1/53 (i)	1,700,000	1,543,523
3.5% 9/1/53 (i)	8,075,000	7,331,733
3.5% 9/1/53 (i)	21,550,000	19,566,419
3.5% 9/1/53 (i)	16,100,000	14,618,067
3.5% 9/1/53 (i)	17,050,000	15,480,624
3.5% 9/1/53 (i)	16,925,000	15,367,130
3.5% 9/1/53 (i)	42,200,000	38,315,680
3.5% 9/1/53 (i)	28,000,000	25,422,726
3.5% 10/1/53 (i)	20,250,000	18,390,035
4% 9/1/53 (i)	17,600,000	16,401,245
4% 9/1/53 (i)	13,600,000	12,673,689
4.5% 9/1/53 (i)	46,250,000	44,075,450
4.5% 9/1/53 (i)	17,250,000	16,438,952
5% 12/15/32 to 4/20/48 (e)	15,665,641	15,569,357
5% 9/1/53 (i)	86,850,000	84,513,535
5% 9/1/53 (i)	8,050,000	7,833,436
5.5% 9/1/53 (i)	24,250,000	24,011,288
5.5% 9/1/53 (i)	23,850,000	23,615,225
6.5% 3/20/31 to 6/15/37	319,739	328,743
TOTAL GINNIE MAE		1,942,476,749
Uniform Mortgage Backed Securities - 6.0%
1.5% 9/1/53 (i)	49,525,000	37,335,397
1.5% 9/1/53 (i)	41,200,000	31,059,432
2% 9/1/53 (i)	86,850,000	69,138,202
2% 9/1/53 (i)	215,300,000	171,392,687
2% 9/1/53 (i)	20,800,000	16,558,142
2% 9/1/53 (i)	90,000,000	71,645,805
2% 9/1/53 (i)	111,575,000	88,820,897
2% 9/1/53 (i)	78,700,000	62,650,276
2% 9/1/53 (i)	50,150,000	39,922,635
2% 9/1/53 (i)	38,100,000	30,330,057
2% 9/1/53 (i)	20,150,000	16,040,700
2% 9/1/53 (i)	14,425,000	11,483,230
2% 9/1/53 (i)	55,800,000	44,420,399
2% 9/1/53 (i)	146,725,000	116,802,564
2% 9/1/53 (i)	13,600,000	10,826,477
2% 9/1/53 (i)	131,050,000	104,324,253
2% 10/1/53 (i)	222,600,000	177,456,119
2% 10/1/53 (i)	89,000,000	70,950,560
2% 10/1/53 (i)	89,000,000	70,950,560
2% 10/1/53 (i)	133,500,000	106,425,840
2.5% 9/1/53 (i)	49,100,000	40,693,545
2.5% 9/1/53 (i)	34,150,000	28,303,148
2.5% 9/1/53 (i)	20,500,000	16,990,177
2.5% 9/1/53 (i)	6,525,000	5,407,849
3% 9/1/53 (i)	40,500,000	34,891,698
3% 9/1/53 (i)	80,875,000	69,675,705
3% 9/1/53 (i)	13,075,000	11,264,418
3.5% 9/1/53 (i)	11,325,000	10,119,507
3.5% 9/1/53 (i)	42,200,000	37,708,008
4% 9/1/53 (i)	40,900,000	37,755,813
4% 9/1/53 (i)	22,850,000	21,093,406
4% 9/1/53 (i)	17,925,000	16,547,016
4.5% 9/1/53 (i)	13,600,000	12,896,624
5% 9/1/38 (i)	44,800,000	44,250,501
5% 9/1/38 (i)	49,500,000	48,892,853
5% 9/1/53 (i)	43,900,000	42,567,565
5% 9/1/53 (i)	65,350,000	63,366,523
5.5% 9/1/53 (i)	15,100,000	14,915,969
5.5% 9/1/53 (i)	30,100,000	29,733,156
5.5% 9/1/53 (i)	90,050,000	88,952,516
5.5% 9/1/53 (i)	39,950,000	39,463,109
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,064,023,338
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $9,758,741,611)		9,219,454,233

Asset-Backed Securities - 7.5%
	Principal Amount (a)	Value ($)
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	12,505,676	7,753,519
Series 2019-1 Class A, 3.844% 5/15/39 (b)	8,673,442	6,071,410
Series 2019-2:
Class A, 3.376% 10/16/39 (b)	24,580,208	20,619,845
Class B, 4.458% 10/16/39 (b)	5,909,968	2,253,766
Series 2021-1A Class A, 2.95% 11/16/41 (b)	26,127,951	23,019,247
Series 2021-2A Class A, 2.798% 1/15/47 (b)	49,217,160	42,522,165
Aimco Series 2021-BA Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 1/15/32 (b)(c)(d)	8,704,000	8,676,652
AIMCO CLO Ltd. Series 2021-11A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.6996% 10/17/34 (b)(c)(d)	21,227,000	21,085,204
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.250% 6.5778% 4/20/34 (b)(c)(d)	56,239,000	55,557,046
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.8261% 7/20/35 (b)(c)(d)	28,071,000	27,765,054
Allegro CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7278% 7/20/34 (b)(c)(d)	27,167,000	26,859,116
American Express Credit Account Master Trust Series 2023-1 Class A, 4.87% 5/15/28	10,070,000	10,011,780
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)	8,079,163	6,778,498
Class B, 4.335% 1/16/40 (b)	1,551,112	798,851
Ares CLO Series 2019-54A Class A, CME Term SOFR 3 Month Index + 1.580% 6.8896% 10/15/32 (b)(c)(d)	31,563,000	31,516,287
Ares LIX CLO Ltd. Series 2021-59A Class A, CME Term SOFR 3 Month Index + 1.290% 6.6428% 4/25/34 (b)(c)(d)	18,644,000	18,403,530
Ares LV CLO Ltd. Series 2021-55A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.6996% 7/15/34 (b)(c)(d)	34,311,000	34,080,979
Ares LVIII CLO LLC Series 2022-58A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.638% 1/15/35 (b)(c)(d)	42,880,000	42,319,387
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, CME Term SOFR 3 Month Index + 1.330% 6.6396% 4/15/34 (b)(c)(d)	37,984,000	37,603,894
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, CME Term SOFR 3 Month Index + 1.510% 6.8196% 4/17/33 (b)(c)(d)	12,146,000	12,114,833
Babson CLO Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7196% 10/15/36 (b)(c)(d)	21,905,000	21,716,179
Bank of America Credit Card Master Trust Series 2023-A1 Class A1, 4.79% 5/15/28	31,800,000	31,530,638
Barings CLO Ltd.:
Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.280% 6.6328% 4/25/34 (b)(c)(d)	40,974,000	40,447,771
Series 2021-4A Class A, CME Term SOFR 3 Month Index + 1.480% 6.8078% 1/20/32 (b)(c)(d)	36,000,000	35,909,676
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, CME Term SOFR 1 Month Index + 1.230% 6.5544% 2/25/35 (c)(d)	256,909	251,230
BETHP Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.6996% 1/15/35 (b)(c)(d)	33,084,000	32,753,325
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (b)	32,085,305	29,537,732
Class AA, 2.487% 12/16/41 (b)(c)	2,080,372	2,004,980
Series 2021-1A Class A, 2.443% 7/15/46 (b)	39,469,818	33,933,781
Bristol Park CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.5596% 4/15/29 (b)(c)(d)	33,165,596	33,048,754
Capital One Multi-Asset Execution Trust:
Series 2019-A3 Class A3, 2.06% 8/15/28	7,436,000	6,826,467
Series 2022-A3 Class A, 4.95% 10/15/27	9,000,000	8,934,888
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	21,076,018	18,742,060
Class B, 5.095% 4/15/39 (b)	11,988,233	7,672,709
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	12,080,224	10,982,615
Series 2021-1A Class A, 3.474% 1/15/46 (b)	7,529,378	6,946,077
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6878% 10/20/32 (b)(c)(d)	26,444,000	26,335,157
Series 2022-15A Class A, CME Term SOFR 3 Month Index + 1.320% 6.6461% 4/20/35 (b)(c)(d)	39,364,000	38,849,946
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7428% 10/25/34 (b)(c)(d)	19,756,000	19,468,570
CEDF Series 2021-6A Class ARR, CME Term SOFR 3 Month Index + 1.310% 6.6378% 4/20/34 (b)(c)(d)	32,995,000	32,481,697
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, CME Term SOFR 3 Month Index + 1.430% 6.7578% 10/20/34 (b)(c)(d)	32,158,000	31,661,480
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	13,123,039	12,562,068
Citi Mortgage Loan Trust Series 2007-1 Class 1A, CME Term SOFR 1 Month Index + 1.460% 6.7794% 10/25/37 (b)(c)(d)	22,927	22,873
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, CME Term SOFR 3 Month Index + 1.460% 6.7878% 4/20/34 (b)(c)(d)	35,800,000	35,232,642
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, CME Term SOFR 3 Month Index + 1.570% 6.8978% 1/20/34 (b)(c)(d)	47,700,000	47,299,797
DB Master Finance LLC:
Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	29,977,290	27,595,085
Series 2019-1A Class A23, 4.352% 5/20/49 (b)	2,721,600	2,537,233
Discover Card Execution Note Trust:
Series 2022-A4, Class A, 5.03% 10/15/27	6,607,000	6,578,119
Series 2023-A2 Class A, 4.93% 6/15/28	14,100,000	14,020,539
Dllaa 2023-1A Series 2023-1A:
Class A2, 5.93% 7/20/26 (b)	8,966,000	8,973,219
Class A3, 5.64% 2/22/28 (b)	6,812,000	6,839,486
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME Term SOFR 3 Month Index + 1.300% 6.6261% 4/20/35 (b)(c)(d)	22,130,000	21,816,374
Dryden CLO, Ltd.:
Series 2021-76A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.7378% 10/20/34 (b)(c)(d)	21,386,000	21,223,509
Series 2021-83A Class A, CME Term SOFR 3 Month Index + 1.480% 6.7915% 1/18/32 (b)(c)(d)	25,810,000	25,746,275
Dryden Senior Loan Fund:
Series 2018-70X Class A1, CME Term SOFR 3 Month Index + 1.430% 6.7396% 1/16/32 (c)(d)	346,000	345,330
Series 2020-78A Class A, CME Term SOFR 3 Month Index + 1.440% 6.7496% 4/17/33 (b)(c)(d)	23,800,000	23,706,395
Series 2021-85A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7196% 10/15/35 (b)(c)(d)	29,140,000	28,870,921
Series 2021-90A Class A1A, CME Term SOFR 3 Month Index + 1.390% 6.7714% 2/20/35 (b)(c)(d)	16,803,000	16,610,118
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 4/15/31 (b)(c)(d)	14,552,000	14,464,310
Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7196% 1/15/35 (b)(c)(d)	37,869,000	37,559,232
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, CME Term SOFR 3 Month Index + 1.510% 6.8196% 1/15/34 (b)(c)(d)	7,800,000	7,744,043
Flatiron CLO Ltd. Series 2021-1A:
Class A1, 3 month U.S. LIBOR + 1.110% 6.6917% 7/19/34 (b)(c)(d)	24,705,000	24,548,963
Class AR, CME Term SOFR 3 Month Index + 1.340% 6.7134% 11/16/34 (b)(c)(d)	32,500,000	32,237,888
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, CME Term SOFR 3 Month Index + 1.560% 6.9414% 11/20/33 (b)(c)(d)	43,083,000	43,031,343
Ford Credit Auto Owner Trust:
Series 2018-1 Class A, 3.19% 7/15/31 (b)	7,300,000	7,036,811
Series 2020-2 Class A, 1.06% 4/15/33 (b)	9,900,000	9,012,560
Ford Credit Floorplan Master Owner Trust Series 2023-1 Class A1, 4.92% 5/15/28 (b)	52,066,000	51,442,411
GM Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25	9,193,000	9,164,939
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	14,292,000	14,368,389
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	7,077,000	7,073,491
Honda Auto Receivables Series 2023-2 Class A3, 4.93% 11/15/27	14,844,000	14,741,948
Honda Auto Receivables 2023-3 Series 2023-3 Class A3, 5.41% 2/18/28	8,900,000	8,921,324
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	12,183,743	10,432,890
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	11,913,410	10,151,774
Invesco CLO Ltd. Series 2021-3A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7372% 10/22/34 (b)(c)(d)	22,628,000	22,483,724
KKR CLO Ltd. Series 2022-41A Class A1, CME Term SOFR 3 Month Index + 1.330% 6.638% 4/15/35 (b)(c)(d)	30,000,000	29,489,160
Lucali CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.470% 6.7796% 1/15/33 (b)(c)(d)	16,500,000	16,477,544
Madison Park Funding Series 2020-19A Class A1R2, CME Term SOFR 3 Month Index + 1.180% 6.5272% 1/22/28 (b)(c)(d)	20,082,642	20,001,729
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7217% 4/19/34 (b)(c)(d)	38,620,000	38,374,300
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, CME Term SOFR 3 Month Index + 1.360% 6.7072% 1/22/35 (b)(c)(d)	36,551,000	36,062,752
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.6896% 7/15/34 (b)(c)(d)	24,703,000	24,503,177
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, CME Term SOFR 3 Month Index + 1.460% 6.8072% 1/22/31 (b)(c)(d)	10,024,000	9,914,698
Magnetite CLO Ltd. Series 2021-27A Class AR, CME Term SOFR 3 Month Index + 1.400% 6.7278% 10/20/34 (b)(c)(d)	7,927,000	7,867,254
Magnetite IX, Ltd. / Magnetite IX LLC Series 2021-30A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7428% 10/25/34 (b)(c)(d)	39,908,000	39,637,384
Magnetite XXI Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.6078% 4/20/34 (b)(c)(d)	31,864,000	31,502,375
Magnetite XXIII, Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.7428% 1/25/35 (b)(c)(d)	26,894,000	26,769,965
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, CME Term SOFR 3 Month Index + 1.250% 6.5596% 1/15/34 (b)(c)(d)	33,150,000	32,901,872
Marlette Funding Trust 2023-3 Series 2023-3A Class A, 6.49% 9/15/33 (b)	19,712,000	19,702,854
Milos CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6578% 10/20/30 (b)(c)(d)	34,854,633	34,812,006
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6744% 1/25/36 (c)(d)	298,406	291,275
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 6.7178% 10/20/34 (b)(c)(d)	13,185,000	13,081,735
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	27,367,400	23,162,919
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	26,198,375	23,511,208
Class A2II, 4.008% 12/5/51 (b)	23,410,663	19,304,245
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	21,931,519	18,592,226
Rockland Park CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.380% 6.7078% 4/20/34 (b)(c)(d)	46,460,000	46,130,924
RR 7 Ltd. Series 2022-7A Class A1AB, CME Term SOFR 3 Month Index + 1.340% 6.648% 1/15/37 (b)(c)(d)	42,692,000	42,132,009
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)	23,633,380	19,997,148
Class B, 4.335% 3/15/40 (b)	2,862,457	2,046,771
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	34,963,000	33,356,170
1.884% 7/15/50 (b)	12,544,000	11,325,174
2.328% 7/15/52 (b)	9,591,000	8,245,746
SYMP Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.6656% 4/23/35 (b)(c)(d)	44,162,000	43,606,707
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6296% 7/15/32 (b)(c)(d)	4,219,000	4,194,091
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, CME Term SOFR 3 Month Index + 1.240% 6.5617% 4/19/34 (b)(c)(d)	41,341,000	40,697,775
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6678% 4/20/33 (b)(c)(d)	36,991,000	36,766,946
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2894% 9/25/34 (c)(d)	82,001	78,160
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	16,431,000	16,388,605
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(c)	26,101,502	22,186,799
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	36,342,792	30,166,698
Towd Point Mortgage Trust Series 2018-1 Class A1, 3% 1/25/58 (b)	1,717,399	1,649,121
Toyota Lease Owner Trust Series 2023 A:
Class A2, 5.3% 8/20/25 (b)	16,041,000	15,968,511
Class A3, 4.93% 4/20/26 (b)	16,605,000	16,433,078
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, CME Term SOFR 3 Month Index + 0.820% 6.0904% 4/6/42 (b)(c)(d)(j)	2,720,000	2,061,537
Verizon Master Trust:
Series 2021-1 Class A, 0.5% 5/20/27	11,300,000	10,873,570
Series 2023 2 Class A, 4.89% 4/13/28	9,100,000	9,011,908
Voya CLO Ltd. Series 2019-2A Class A, CME Term SOFR 3 Month Index + 1.530% 6.8578% 7/20/32 (b)(c)(d)	35,926,000	35,871,464
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.7417% 7/19/34 (b)(c)(d)	22,263,000	22,106,224
Series 2021-3A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7378% 10/20/34 (b)(c)(d)	44,263,000	43,931,514
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 6.7196% 7/16/34 (b)(c)(d)	22,574,000	22,361,804
World Omni Auto Receivables Trust:
Series 2023 B:
Class A2A, 5.25% 11/16/26	9,572,000	9,525,805
Class A3, 4.66% 5/15/28	17,581,000	17,333,213
Series 2023-C Class A3, 5.15% 11/15/28	8,696,000	8,681,816
TOTAL ASSET-BACKED SECURITIES (Cost $2,666,580,153)		2,569,332,784

Collateralized Mortgage Obligations - 2.2%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.4%
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)	8,051,481	7,699,744
Cascade Funding Mortgage Trust:
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)	9,535,298	9,287,457
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	12,908,818	12,483,695
CFMT Series 2022-HB10 Class A, 3.25% 11/25/35 (b)	11,065,849	10,561,921
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (b)(c)	13,423	13,192
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 4.2795% 5/27/37 (b)(c)(d)	45,960	43,863
Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (b)(c)(d)(j)	316,680	32
Class AA1, CME Term SOFR 1 Month Index + 0.390% 4.2795% 5/27/37 (b)(c)(d)	268,558	245,880
New Residential Mortgage Loan Trust Series 2020-1A Class A1B, 3.5% 10/25/59 (b)	11,929,258	10,827,366
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)	15,483,013	14,100,146
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)	4,671,671	4,149,129
Oceanview Trust sequential payer Series 2021-1 Class A, 1.2187% 12/29/51 (b)(c)	3,035,068	2,978,755
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	5,956,563	5,615,285
Preston Ridge Partners Mortgage Trust Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)	9,719,349	8,556,234
RMF Buyout Issuance Trust:
sequential payer Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)	9,478,906	9,049,037
Series 2020-HB1 Class A1, 1.7188% 10/25/50 (b)	5,649,500	5,194,536
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 6.546% 7/20/34 (c)(d)	3,878	3,429
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, CME Term SOFR 1 Month Index + 0.750% 6.0694% 9/25/43 (c)(d)	98,837	92,540
Towd Point Mortgage Trust sequential payer Series 2022-K147 Class A2, 3.75% 7/25/62 (b)	17,955,751	16,369,579
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 6.0727% 9/25/33 (c)	10,948	10,438
TOTAL PRIVATE SPONSOR		117,282,258
U.S. Government Agency - 1.8%
Fannie Mae:
floater:
Series 2002-18 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.2021% 2/25/32 (c)(d)	15,720	15,660
Series 2002-39 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.3445% 3/18/32 (c)(d)	29,314	29,370
Series 2002-60 Class FV, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4021% 4/25/32 (c)(d)	32,994	33,051
Series 2002-63 Class FN, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4021% 10/25/32 (c)(d)	39,669	39,737
Series 2002-7 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.860% 6.1521% 1/25/32 (c)(d)	14,685	14,610
Series 2003-118 Class S, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6979% 12/25/33 (c)(k)(l)	587,887	79,159
Series 2006-104 Class GI, 6.560% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2779% 11/25/36 (c)(k)(l)	414,618	34,026
planned amortization class:
Series 1993-207 Class H, 6.5% 11/25/23	3,344	3,333
Series 1996-28 Class PK, 6.5% 7/25/25	4,246	4,235
Series 1999-17 Class PG, 6% 4/25/29	166,036	166,128
Series 1999-32 Class PL, 6% 7/25/29	199,078	199,609
Series 1999-33 Class PK, 6% 7/25/29	148,566	148,919
Series 2001-52 Class YZ, 6.5% 10/25/31	23,893	24,291
Series 2005-102 Class CO 11/25/35 (m)	94,693	79,783
Series 2005-39 Class TE, 5% 5/25/35	22,366	22,284
Series 2005-73 Class SA, 17.500% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 3.5046% 8/25/35 (c)(d)(l)	21,215	21,101
Series 2005-81 Class PC, 5.5% 9/25/35	290,984	293,593
Series 2006-12 Class BO 10/25/35 (m)	428,494	366,020
Series 2006-15 Class OP 3/25/36 (m)	572,582	476,984
Series 2006-37 Class OW 5/25/36 (m)	56,876	43,972
Series 2006-45 Class OP 6/25/36 (m)	175,158	137,404
Series 2006-62 Class KP 4/25/36 (m)	271,882	219,697
Series 2012-149:
Class DA, 1.75% 1/25/43	2,261,386	2,031,018
Class GA, 1.75% 6/25/42	2,476,091	2,218,343
Series 2021-69 Class JK, 1.5% 10/25/51	4,236,331	3,397,140
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	28,080	28,272
Series 1999-25 Class Z, 6% 6/25/29	151,280	150,115
Series 2001-20 Class Z, 6% 5/25/31	189,949	190,857
Series 2001-31 Class ZC, 6.5% 7/25/31	89,023	89,203
Series 2002-16 Class ZD, 6.5% 4/25/32	73,792	75,162
Series 2002-74 Class SV, 7.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.1479% 11/25/32 (c)(k)(l)	133,376	3,204
Series 2012-67 Class AI, 4.5% 7/25/27 (k)	151,324	3,654
Series 2020-101 Class BA, 1.5% 9/25/45	6,056,633	5,056,441
Series 2020-43 Class MA, 2% 1/25/45	10,319,313	9,037,084
Series 2020-49 Class JA, 2% 8/25/44	2,236,489	1,985,927
Series 2020-80 Class BA, 1.5% 3/25/45	8,444,470	7,085,718
Series 2021-68 Class A, 2% 7/25/49	4,421,668	3,546,185
Series 2021-85 Class L, 2.5% 8/25/48	2,416,921	2,084,939
Series 2021-95:
Class 0, 2.5% 9/25/48	11,954,206	10,265,582
Class BA, 2.5% 6/25/49	17,897,553	15,389,652
Series 2021-96 Class HA, 2.5% 2/25/50	3,986,783	3,460,822
Series 2022-1 Class KA, 3% 5/25/48	3,941,292	3,503,822
Series 2022-11 Class B, 3% 6/25/49	5,192,962	4,659,604
Series 2022-13:
Class HA, 3% 8/25/46	4,526,528	4,130,853
Class JA, 3% 5/25/48	8,019,033	7,157,756
Series 2022-3:
Class D, 2% 2/25/48	18,015,036	15,446,314
Class N, 2% 10/25/47	47,015,211	39,310,471
Series 2022-30 Class E, 4.5% 7/25/48	10,406,753	10,001,126
Series 2022-35 Class CK, 4% 3/25/47	14,261,533	13,388,496
Series 2022-4 Class B, 2.5% 5/25/49	2,911,799	2,499,653
Series 2022-49 Class TC, 4% 12/25/48	3,367,029	3,216,340
Series 2022-7:
Class A, 3% 5/25/48	5,612,862	4,990,459
Class E, 2.5% 11/25/47	17,767,509	15,561,065
Series 2022-9 Class BA, 3% 5/25/48	5,963,115	5,316,618
Series 06-116 Class SG, 6.520% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2379% 12/25/36 (c)(k)(l)	273,537	24,182
Series 07-40 Class SE, 6.320% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.0379% 5/25/37 (c)(k)(l)	155,981	16,013
Series 1993-165 Class SH, 19.800% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 4.5198% 9/25/23 (c)(d)(l)	35	35
Series 2003-21 Class SK, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6979% 3/25/33 (c)(k)(l)	40,074	4,280
Series 2005-72 Class ZC, 5.5% 8/25/35	2,291,025	2,281,313
Series 2005-79 Class ZC, 5.9% 9/25/35	956,201	956,968
Series 2007-57 Class SA, 40.600% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 8.2076% 6/25/37 (c)(d)(l)	134,567	158,501
Series 2007-66:
Class SA, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 7.1876% 7/25/37 (c)(d)(l)	186,425	220,119
Class SB, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 7.1876% 7/25/37 (c)(d)(l)	52,359	56,053
Series 2008-12 Class SG, 6.230% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.9479% 3/25/38 (c)(k)(l)	973,442	83,139
Series 2010-135:
Class LS, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.6479% 12/25/40 (c)(k)(l)	984,359	53,812
Class ZA, 4.5% 12/25/40	1,480,698	1,459,296
Series 2010-139 Class NI, 4.5% 2/25/40 (k)	148,074	2,045
Series 2010-150 Class ZC, 4.75% 1/25/41	3,448,503	3,370,469
Series 2010-95 Class ZC, 5% 9/25/40	7,555,109	7,471,557
Series 2011-39 Class ZA, 6% 11/25/32	668,004	677,082
Series 2011-4 Class PZ, 5% 2/25/41	1,081,346	1,029,124
Series 2011-67 Class AI, 4% 7/25/26 (k)	55,525	1,218
Series 2012-100 Class WI, 3% 9/25/27 (k)	1,334,177	51,300
Series 2012-14 Class JS, 6.530% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2479% 12/25/30 (c)(k)(l)	55,819	88
Series 2012-9 Class SH, 6.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1479% 6/25/41 (c)(k)(l)	122,541	776
Series 2013-133 Class IB, 3% 4/25/32 (k)	432,520	10,187
Series 2013-134 Class SA, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.6479% 1/25/44 (c)(k)(l)	472,623	44,357
Series 2013-51 Class GI, 3% 10/25/32 (k)	1,633,959	91,530
Series 2013-N1 Class A, 6.600% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.3179% 6/25/35 (c)(k)(l)	805,595	55,151
Series 2015-42 Class IL, 6% 6/25/45 (k)	2,816,805	474,865
Series 2015-70 Class JC, 3% 10/25/45	4,100,103	3,821,933
Series 2017-30 Class AI, 5.5% 5/25/47 (k)	1,659,231	282,419
Series 2020-45 Class JL, 3% 7/25/40	379,981	342,115
Series 2021-59 Class H, 2% 6/25/48	2,507,162	2,043,804
Series 2021-66:
Class DA, 2% 1/25/48	2,708,400	2,215,070
Class DM, 2% 1/25/48	2,878,253	2,353,984
Series 2022-28 Class A, 2.5% 2/25/52	13,259,409	11,982,598
Series 2023-13 Class CK, 1.5% 11/25/50	13,174,149	10,310,545
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (k)	142,880	22,806
Series 343 Class 16, 5.5% 5/25/34 (k)	134,077	21,530
Series 348 Class 14, 6.5% 8/25/34 (c)(k)	94,936	18,355
Series 351:
Class 12, 5.5% 4/25/34 (c)(k)	59,373	9,869
Class 13, 6% 3/25/34 (k)	88,238	16,040
Series 359 Class 19, 6% 7/25/35 (c)(k)	51,598	9,721
Series 384 Class 6, 5% 7/25/37 (k)	573,843	97,293
Freddie Mac:
floater:
Series 2412 Class FK, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.103% 1/15/32 (c)(d)	11,894	11,842
Series 2423 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 3/15/32 (c)(d)	17,786	17,760
Series 2424 Class FM, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.303% 3/15/32 (c)(d)	15,327	15,347
Series 2432:
Class FE, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 6/15/31 (c)(d)	28,211	28,174
Class FG, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 3/15/32 (c)(d)	9,732	9,718
floater target amortization class Series 3366 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.360% 5.553% 5/15/37 (c)(d)	721,688	699,310
planned amortization class:
Series 2020-5050 Class KP, 1% 12/25/50	2,833,417	2,444,919
Series 2021-5141 Class JM, 1.5% 4/25/51	3,099,120	2,480,861
Series 2021-5148:
Class AD, 1.5% 10/25/51	4,176,721	3,356,805
Class PC, 1.5% 10/25/51	4,175,679	3,319,664
Series 2095 Class PE, 6% 11/15/28	201,094	203,424
Series 2101 Class PD, 6% 11/15/28	16,734	16,782
Series 2104 Class PG, 6% 12/15/28	4,148	4,166
Series 2121 Class MG, 6% 2/15/29	85,098	85,450
Series 2131 Class BG, 6% 3/15/29	565,019	567,525
Series 2137 Class PG, 6% 3/15/29	88,124	88,503
Series 2154 Class PT, 6% 5/15/29	159,654	160,342
Series 2162 Class PH, 6% 6/15/29	30,196	30,254
Series 2520 Class BE, 6% 11/15/32	296,571	301,747
Series 2693 Class MD, 5.5% 10/15/33	773,288	769,437
Series 2802 Class OB, 6% 5/15/34	224,516	225,899
Series 3002 Class NE, 5% 7/15/35	667,911	665,834
Series 3110 Class OP 9/15/35 (m)	146,237	135,120
Series 3119 Class PO 2/15/36 (m)	659,406	521,354
Series 3121 Class KO 3/15/36 (m)	102,806	83,832
Series 3123 Class LO 3/15/36 (m)	376,533	300,727
Series 3145 Class GO 4/15/36 (m)	387,196	310,954
Series 3189 Class PD, 6% 7/15/36	594,332	606,733
Series 3225 Class EO 10/15/36 (m)	199,243	155,748
Series 3258 Class PM, 5.5% 12/15/36	231,732	234,381
Series 3415 Class PC, 5% 12/15/37	284,265	278,455
Series 3806 Class UP, 4.5% 2/15/41	1,343,913	1,308,055
Series 3832 Class PE, 5% 3/15/41	2,649,702	2,639,200
Series 4135 Class AB, 1.75% 6/15/42	1,848,350	1,654,577
sequential payer:
Series 2020-4993 Class LA, 2% 8/25/44	9,888,742	8,736,504
Series 2020-5018:
Class LC, 3% 10/25/40	2,546,769	2,293,262
Class LY, 3% 10/25/40	1,929,674	1,737,943
Series 2020-5058 Class BE, 3% 11/25/50	9,025,860	7,744,348
Series 2020-5066 Class A, 1.5% 11/25/44	2,835,271	2,330,085
Series 2021-5169 Class BA, 2.5% 5/25/49	16,234,156	13,972,740
Series 2021-5175 Class CB, 2.5% 4/25/50	14,246,876	12,200,448
Series 2021-5178 Class TP, 2.5% 4/25/49	9,388,540	8,067,930
Series 2021-5180 Class KA, 2.5% 10/25/47	2,876,964	2,522,188
Series 2022-5189:
Class DA, 2.5% 5/25/49	3,009,493	2,573,193
Class TP, 2.5% 5/25/49	6,506,335	5,624,159
Series 2022-5190:
Class BA, 2.5% 11/25/47	2,870,393	2,479,317
Class CA, 2.5% 5/25/49	5,441,291	4,648,786
Series 2022-5191 Class CA, 2.5% 4/25/50	3,386,981	2,905,525
Series 2022-5197:
Class A, 2.5% 6/25/49	5,441,300	4,702,166
Class DA, 2.5% 11/25/47	2,180,044	1,883,503
Series 2022-5198 Class BA, 2.5% 11/25/47	10,028,842	8,772,899
Series 2022-5200 Class C, 3% 5/25/48	13,501,483	12,185,537
Series 2022-5202:
Class AG, 3% 1/25/49	3,064,741	2,729,605
Class BC, 3% 5/25/48	12,061,337	10,789,820
Class LB, 2.5% 10/25/47	2,327,567	2,006,060
Class UA, 3% 4/25/50	4,661,991	4,133,717
Series 2114 Class ZM, 6% 1/15/29	1,798	1,806
Series 2135 Class JE, 6% 3/15/29	35,385	35,893
Series 2274 Class ZM, 6.5% 1/15/31	60,919	61,024
Series 2281 Class ZB, 6% 3/15/30	108,531	109,011
Series 2303 Class ZV, 6% 4/15/31	59,786	60,123
Series 2357 Class ZB, 6.5% 9/15/31	466,040	472,092
Series 2502 Class ZC, 6% 9/15/32	119,356	121,456
Series 2519 Class ZD, 5.5% 11/15/32	169,339	170,432
Series 2998 Class LY, 5.5% 7/15/25	40,972	40,780
Series 3871 Class KB, 5.5% 6/15/41	2,455,534	2,505,323
Series 4423 Class NJ, 3% 9/15/41	1,138,977	1,128,256
Series 06-3115 Class SM, 6.480% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.297% 2/15/36 (c)(k)(l)	207,098	16,372
Series 1658 Class GZ, 7% 1/15/24	557	557
Series 2013-4281 Class AI, 4% 12/15/28 (k)	303,768	3,895
Series 2017-4683 Class LM, 3% 5/15/47	4,034,065	3,759,428
Series 2020-5041 Class LB, 3% 11/25/40	4,329,201	3,897,261
Series 2021-5083 Class VA, 1% 8/15/38	13,058,891	12,061,213
Series 2021-5176 Class AG, 2% 1/25/47	10,819,369	9,220,586
Series 2021-5182 Class A, 2.5% 10/25/48	18,636,158	15,989,122
Series 2022-5210 Class AB, 3% 1/25/42	7,309,002	6,614,834
Series 2022-5213 Class AH, 2.25% 4/25/37	11,601,642	10,570,807
Series 2022-5236 Class P, 5% 4/25/48	4,657,480	4,577,026
Series 2022-5266 Class CD, 4.5% 10/25/44	11,384,617	11,038,779
Series 2380 Class SY, 8.080% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.897% 11/15/31 (c)(k)(l)	13,978	432
Series 2587 Class IM, 6.5% 3/15/33 (k)	4,354	738
Series 2933 Class ZM, 5.75% 2/15/35	2,153,594	2,189,687
Series 2935 Class ZK, 5.5% 2/15/35	2,601,102	2,633,864
Series 2947 Class XZ, 6% 3/15/35	1,230,559	1,253,160
Series 2996 Class ZD, 5.5% 6/15/35	1,460,940	1,475,233
Series 3237 Class C, 5.5% 11/15/36	1,963,864	1,955,741
Series 3244 Class SG, 6.540% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.357% 11/15/36 (c)(k)(l)	851,527	71,294
Series 3287 Class SD, 6.630% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.447% 3/15/37 (c)(k)(l)	1,273,982	115,873
Series 3297 Class BI, 6.640% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.457% 4/15/37 (c)(k)(l)	1,792,989	191,881
Series 3336 Class LI, 6.460% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.277% 6/15/37 (c)(k)(l)	547,612	54,720
Series 3949 Class MK, 4.5% 10/15/34	475,676	466,670
Series 4055 Class BI, 3.5% 5/15/31 (k)	375,475	7,157
Series 4149 Class IO, 3% 1/15/33 (k)	905,451	69,451
Series 4314 Class AI, 5% 3/15/34 (k)	97,868	2,473
Series 4427 Class LI, 3.5% 2/15/34 (k)	1,493,488	83,624
Series 4471 Class PA 4% 12/15/40	1,886,038	1,823,410
target amortization class Series 2156 Class TC, 6.25% 5/15/29	55,180	55,205
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.203% 2/15/24 (c)(d)	896	896
planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	4,861	4,862
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	63,671	63,795
Series 2056 Class Z, 6% 5/15/28	146,363	147,755
Freddie Mac Multi-family Structured pass-thru certificates:
planned amortization class Series 20XX-5165 Class PC, 1.5% 11/25/51	5,317,193	4,289,340
sequential payer Series 2021-5159 Class GC, 2% 11/25/47	2,310,291	1,975,386
Series 4386 Class AZ, 4.5% 11/15/40	5,607,282	5,386,264
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.570% - CME Term SOFR 1 Month Index 1.2629% 6/16/37 (c)(k)(l)	363,944	33,475
Series 2010-H03 Class FA, CME Term SOFR 1 Month Index + 0.660% 5.98% 3/20/60 (c)(d)(n)	3,244,857	3,231,579
Series 2010-H17 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.76% 7/20/60 (c)(d)(n)	690,131	684,966
Series 2010-H18 Class AF, CME Term SOFR 1 Month Index + 0.410% 5.5553% 9/20/60 (c)(d)(n)	726,462	720,763
Series 2010-H19 Class FG, CME Term SOFR 1 Month Index + 0.410% 5.5553% 8/20/60 (c)(d)(n)	565,785	561,037
Series 2010-H27 Class FA, CME Term SOFR 1 Month Index + 0.380% 5.6353% 12/20/60 (c)(d)(n)	1,613,960	1,603,112
Series 2011-H05 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.7553% 12/20/60 (c)(d)(n)	1,300,587	1,294,391
Series 2011-H07 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.7177% 2/20/61 (c)(d)(n)	1,222,273	1,215,946
Series 2011-H12 Class FA, CME Term SOFR 1 Month Index + 0.600% 5.7077% 2/20/61 (c)(d)(n)	1,901,262	1,891,501
Series 2011-H13 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.7553% 4/20/61 (c)(d)(n)	1,325,008	1,318,248
Series 2011-H14:
Class FB, CME Term SOFR 1 Month Index + 0.610% 5.7553% 5/20/61 (c)(d)(n)	2,313,831	2,303,860
Class FC, CME Term SOFR 1 Month Index + 0.610% 5.7553% 5/20/61 (c)(d)(n)	1,517,031	1,509,953
Series 2011-H17 Class FA, CME Term SOFR 1 Month Index + 0.640% 5.7853% 6/20/61 (c)(d)(n)	1,667,561	1,660,259
Series 2011-H20 Class FA, CME Term SOFR 1 Month Index + 0.660% 5.8053% 9/20/61 (c)(d)(n)	346,407	344,897
Series 2011-H21 Class FA, CME Term SOFR 1 Month Index + 0.710% 5.8553% 10/20/61 (c)(d)(n)	1,901,467	1,894,869
Series 2012-98 Class FA, CME Term SOFR 1 Month Index + 0.510% 5.8285% 8/20/42 (c)(d)	208,792	202,711
Series 2012-H01 Class FA, CME Term SOFR 1 Month Index + 0.810% 5.9553% 11/20/61 (c)(d)(n)	1,880,402	1,875,569
Series 2012-H03 Class FA, CME Term SOFR 1 Month Index + 0.810% 5.9553% 1/20/62 (c)(d)(n)	974,269	971,829
Series 2012-H06 Class FA, CME Term SOFR 1 Month Index + 0.740% 5.8853% 1/20/62 (c)(d)(n)	1,769,428	1,763,188
Series 2012-H07 Class FA, CME Term SOFR 1 Month Index + 0.740% 5.8853% 3/20/62 (c)(d)(n)	830,907	827,223
Series 2012-H21 Class DF, CME Term SOFR 1 Month Index + 0.760% 4.8711% 5/20/61 (c)(d)(n)	23,726	23,375
Series 2012-H23 Class WA, CME Term SOFR 1 Month Index + 0.630% 5.7753% 10/20/62 (c)(d)(n)	215,950	214,744
Series 2013-H07 Class BA, CME Term SOFR 1 Month Index + 0.360% 5.6153% 3/20/63 (c)(d)(n)	290,272	288,017
Series 2014-H03 Class FA, CME Term SOFR 1 Month Index + 0.710% 5.8177% 1/20/64 (c)(d)(n)	946,161	942,549
Series 2014-H05 Class FB, CME Term SOFR 1 Month Index + 0.710% 5.8177% 12/20/63 (c)(d)(n)	4,033,614	4,024,318
Series 2014-H11 Class BA, CME Term SOFR 1 Month Index + 0.610% 5.7177% 6/20/64 (c)(d)(n)	1,350,363	1,344,021
Series 2015-H07 Class FA, CME Term SOFR 1 Month Index + 0.410% 4.7364% 3/20/65 (c)(d)(n)	26,342	26,245
Series 2015-H13 Class FL, CME Term SOFR 1 Month Index + 0.390% 4.9096% 5/20/63 (c)(d)(n)	24,349	22,688
Series 2015-H19 Class FA, CME Term SOFR 1 Month Index + 0.310% 4.9314% 4/20/63 (c)(d)(n)	42,931	42,227
Series 2016-H20 Class FM, CME Term SOFR 1 Month Index + 0.510% 4.5891% 12/20/62 (c)(d)(n)	7,166	6,991
Series 2019-11 Class F, CME Term SOFR 1 Month Index + 0.510% 5.8285% 1/20/49 (c)(d)	5,443,887	5,336,681
Series 2019-128 Class FH, CME Term SOFR 1 Month Index + 0.610% 5.9285% 10/20/49 (c)(d)	1,955,783	1,891,886
Series 2019-23 Class NF, CME Term SOFR 1 Month Index + 0.560% 5.8785% 2/20/49 (c)(d)	4,012,285	3,912,203
planned amortization class:
Series 2010-158 Class MS, 9.770% - CME Term SOFR 1 Month Index 0% 12/20/40 (c)(l)	2,787,170	2,188,879
Series 2011-136 Class WI, 4.5% 5/20/40 (k)	121,956	7,997
Series 2016-69 Class WA, 3% 2/20/46	4,635,526	4,206,605
Series 2017-134 Class BA, 2.5% 11/20/46	2,793,775	2,467,459
Series 2017-153 Class GA, 3% 9/20/47	5,207,367	4,645,582
Series 2017-182 Class KA, 3% 10/20/47	4,074,026	3,635,479
Series 2018-13 Class Q, 3% 4/20/47	5,053,162	4,593,355
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	1,022,481	995,984
Series 2010-160 Class DY, 4% 12/20/40	5,504,835	5,261,005
Series 2010-170 Class B, 4% 12/20/40	1,218,203	1,164,101
Series 2017-139 Class BA, 3% 9/20/47	9,379,878	8,372,135
Series 2004-32 Class GS, 6.380% - CME Term SOFR 1 Month Index 1.0729% 5/16/34 (c)(k)(l)	222,450	13,856
Series 2004-73 Class AL, 7.080% - CME Term SOFR 1 Month Index 1.7729% 8/17/34 (c)(k)(l)	211,759	20,868
Series 2007-35 Class SC, 39.510% x CME Term SOFR 1 Month Index 7.6375% 6/16/37 (c)(d)(l)	8,805	9,733
Series 2010-116 Class QB, 4% 9/16/40	1,310,605	1,257,270
Series 2010-14 Class SN, 5.830% - CME Term SOFR 1 Month Index 0.5229% 2/16/40 (c)(k)(l)	1,266,284	61,831
Series 2010-H10 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.76% 5/20/60 (c)(d)(n)	1,784,311	1,771,285
Series 2011-52 Class HI, 7% 4/16/41 (k)	51,608	7,717
Series 2011-94 Class SA, 5.980% - CME Term SOFR 1 Month Index 0.6715% 7/20/41 (c)(k)(l)	530,106	44,596
Series 2012-76 Class GS, 6.580% - CME Term SOFR 1 Month Index 1.2729% 6/16/42 (c)(k)(l)	814,678	68,101
Series 2013-149 Class MA, 2.5% 5/20/40	3,820,844	3,633,090
Series 2014-2 Class BA, 3% 1/20/44	9,585,403	8,601,624
Series 2014-21 Class HA, 3% 2/20/44	3,550,265	3,198,711
Series 2014-25 Class HC, 3% 2/20/44	6,061,943	5,420,466
Series 2014-5 Class A, 3% 1/20/44	5,064,039	4,550,212
Series 2015-H13 Class HA, 2.5% 8/20/64 (n)	76,113	70,814
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 5.85% 5/20/66 (c)(d)(n)	564,569	562,912
Series 2017-186 Class HK, 3% 11/16/45	593,328	533,016
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 5.7% 8/20/66 (c)(d)(n)	7,555,081	7,520,623
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 4.3033% 5/20/65 (c)(n)	392,524	380,850
TOTAL U.S. GOVERNMENT AGENCY		624,675,501
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $769,946,696)		741,957,759

Commercial Mortgage Securities - 5.8%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 6.461% 1/15/39 (b)(c)(d)	23,840,000	23,191,449
Class B, CME Term SOFR 1 Month Index + 1.550% 6.861% 1/15/39 (b)(c)(d)	4,503,000	4,356,683
Class C, CME Term SOFR 1 Month Index + 2.150% 7.461% 1/15/39 (b)(c)(d)	3,215,000	3,092,243
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)	38,600,000	35,621,763
Class ANM, 3.112% 11/5/32 (b)	22,568,000	20,556,178
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	5,065,000	4,133,572
Class CNM, 3.8425% 11/5/32 (b)(c)	2,095,000	1,584,040
BANK:
sequential payer:
Series 2017-BNK9 Class A4, 3.538% 11/15/54	18,288,000	16,813,777
Series 2018-BN10 Class A5, 3.688% 2/15/61	965,000	891,721
Series 2018-BN14 Class A4, 4.231% 9/15/60	16,350,000	15,380,512
Series 2019-BN21 Class A5, 2.851% 10/17/52	26,963,000	23,217,473
Series 2019-BN24 Class A3, 2.96% 11/15/62	12,772,000	11,020,935
Series 2023-5YR1:
Class A2, 5.779% 4/15/56	5,900,000	5,886,460
Class A3, 6.26% 4/15/56	18,200,000	18,490,457
Series 2020-BN25 Class XB, 0.532% 1/15/63 (c)(k)	27,800,000	649,194
Series 2021-BN33 Class XA, 1.1682% 5/15/64 (c)(k)	14,523,726	785,039
Bank 2018-Bnk13 sequential payer Series 2018-BN13 Class A4, 3.953% 8/15/61	5,300,000	4,945,163
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, CME Term SOFR 1 Month Index + 0.710% 5.8294% 11/25/35 (b)(c)(d)	13,921	12,679
Series 2005-4A:
Class A2, CME Term SOFR 1 Month Index + 0.690% 6.0144% 1/25/36 (b)(c)(d)	32,990	30,135
Class M1, CME Term SOFR 1 Month Index + 0.780% 6.1044% 1/25/36 (b)(c)(d)	10,642	9,690
Series 2006-4A Class A2, CME Term SOFR 1 Month Index + 0.510% 5.8344% 12/25/36 (b)(c)(d)	74,599	68,250
Series 2007-1 Class A2, CME Term SOFR 1 Month Index + 0.510% 5.8344% 3/25/37 (b)(c)(d)	18,649	16,748
Series 2007-2A:
Class A1, CME Term SOFR 1 Month Index + 0.380% 5.6994% 7/25/37 (b)(c)(d)	58,416	51,546
Class A2, CME Term SOFR 1 Month Index + 0.430% 5.7494% 7/25/37 (b)(c)(d)	54,757	48,424
Class M1, CME Term SOFR 1 Month Index + 0.480% 5.7994% 7/25/37 (b)(c)(d)	18,688	16,617
Series 2007-3:
Class A2, CME Term SOFR 1 Month Index + 0.540% 5.8644% 7/25/37 (b)(c)(d)	20,216	17,791
Class M1, CME Term SOFR 1 Month Index + 0.570% 5.8944% 7/25/37 (b)(c)(d)	10,725	9,623
Class M2, CME Term SOFR 1 Month Index + 0.620% 5.9394% 7/25/37 (b)(c)(d)	11,484	10,261
Class M3, CME Term SOFR 1 Month Index + 0.660% 5.9844% 7/25/37 (b)(c)(d)	18,412	15,574
Class M4, CME Term SOFR 1 Month Index + 0.860% 6.1794% 7/25/37 (b)(c)(d)	29,042	24,658
Class M5, CME Term SOFR 1 Month Index + 1.010% 6.3294% 7/25/37 (b)(c)(d)	15,935	18,454
Benchmark 2023-V3 Mtg Trust sequential payer Series 2023-V3 Class A3, 6.3629% 7/15/56	6,500,000	6,661,896
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	3,988,000	3,711,165
Series 2019-B10 Class A4, 3.717% 3/15/62	6,658,000	6,028,768
Series 2019-B13 Class A4, 2.952% 8/15/57	25,034,000	21,688,436
Series 2018-B8 Class A5, 4.2317% 1/15/52	49,694,000	45,674,998
Series 2019-B14 Class XA, 0.8991% 12/15/62 (c)(k)	147,539,831	4,194,793
Series 2020-B17 Class XA, 1.5369% 3/15/53 (c)(k)	134,696,690	7,237,900
BFLD Trust floater sequential payer Series 2020-OBRK Class A, CME Term SOFR 1 Month Index + 2.160% 7.4745% 11/15/28 (b)(c)(d)	18,140,000	18,087,768
Bmo 2023-5C1 Mtg Trust sequential payer Series 2023-5C1 Class A3, 6.534% 8/15/56	7,900,000	8,130,948
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.2085% 4/15/37 (b)(c)(d)	82,074,000	80,591,087
Class B, CME Term SOFR 1 Month Index + 2.440% 7.7575% 4/15/37 (b)(c)(d)	21,804,000	21,243,615
BX Commercial Mortgage Trust:
floater:
Series 2021-PAC:
Class A, CME Term SOFR 1 Month Index + 0.800% 6.1136% 10/15/36 (b)(c)(d)	43,844,000	42,826,122
Class B, CME Term SOFR 1 Month Index + 1.010% 6.3233% 10/15/36 (b)(c)(d)	6,559,000	6,357,349
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5231% 10/15/36 (b)(c)(d)	8,779,000	8,481,690
Class D, CME Term SOFR 1 Month Index + 1.410% 6.7228% 10/15/36 (b)(c)(d)	8,523,000	8,164,882
Class E, CME Term SOFR 1 Month Index + 2.060% 7.372% 10/15/36 (b)(c)(d)	29,632,000	28,460,798
Series 2022-LP2:
Class A, CME Term SOFR 1 Month Index + 1.010% 6.3234% 2/15/39 (b)(c)(d)	47,218,138	45,915,125
Class B, CME Term SOFR 1 Month Index + 1.310% 6.6228% 2/15/39 (b)(c)(d)	14,227,250	13,811,134
Class C, CME Term SOFR 1 Month Index + 1.560% 6.8722% 2/15/39 (b)(c)(d)	14,227,250	13,598,110
Class D, CME Term SOFR 1 Month Index + 1.960% 7.2713% 2/15/39 (b)(c)(d)	14,227,250	13,558,060
floater sequential payer Series 2019-CALM Class A, CME Term SOFR 1 Month Index + 0.990% 6.3005% 11/15/32 (b)(c)(d)	1,688,087	1,677,952
Bx Commercial Mortgage Trust 2:
floater Series 2019-IMC:
Class B, CME Term SOFR 1 Month Index + 1.410% 6.7245% 4/15/34 (b)(c)(d)	16,075,000	15,985,281
Class C, CME Term SOFR 1 Month Index + 1.710% 7.0245% 4/15/34 (b)(c)(d)	10,627,000	10,554,703
Class D, CME Term SOFR 1 Month Index + 2.010% 7.3245% 4/15/34 (b)(c)(d)	11,156,000	11,056,293
floater sequential payer Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.110% 6.4245% 4/15/34 (b)(c)(d)	32,462,000	32,334,934
BX Trust:
floater:
Series 2019-XL:
Class B, CME Term SOFR 1 Month Index + 1.190% 6.505% 10/15/36 (b)(c)(d)	18,821,550	18,702,506
Class C, CME Term SOFR 1 Month Index + 1.360% 6.675% 10/15/36 (b)(c)(d)	22,503,750	22,332,956
Class D, CME Term SOFR 1 Month Index + 1.560% 6.875% 10/15/36 (b)(c)(d)	30,204,750	29,937,308
Class E, CME Term SOFR 1 Month Index + 1.910% 7.225% 10/15/36 (b)(c)(d)	38,021,350	37,636,620
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.4755% 8/15/39 (b)(c)(d)	20,271,000	20,270,976
Series 2022-IND:
Class A, CME Term SOFR 1 Month Index + 1.490% 6.8015% 4/15/37 (b)(c)(d)	35,462,454	35,295,643
Class B, CME Term SOFR 1 Month Index + 1.940% 7.2505% 4/15/37 (b)(c)(d)	18,076,948	17,776,645
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6005% 4/15/37 (b)(c)(d)	4,078,864	3,966,695
Class D, CME Term SOFR 1 Month Index + 2.830% 8.1495% 4/15/37 (b)(c)(d)	3,415,497	3,300,957
floater sequential payer:
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.345% 10/15/36 (b)(c)(d)	11,877,654	11,847,597
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.0955% 6/15/38 (b)(c)(d)	15,040,159	14,747,450
CD Mortgage Trust sequential payer Series 2017-CD5 Class AAB, 3.22% 8/15/50	2,354,271	2,232,309
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (b)	52,201,228	45,855,015
CFCRE Commercial Mortgage Trust sequential payer Series 2016-C7 Class A2, 3.5853% 12/10/54	6,686,240	6,271,255
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.375% 11/15/36 (b)(c)(d)	16,796,000	16,510,589
Class B, CME Term SOFR 1 Month Index + 1.360% 6.675% 11/15/36 (b)(c)(d)	9,400,000	9,148,968
Cgms Commercial Mortgage Trust sequential payer Series 2017-B1 Class A3, 3.197% 8/15/50	4,645,001	4,247,378
Citigroup Commercial Mortgage Trust:
Series 2015-GC33 Class XA, 1.0226% 9/10/58 (c)(k)	2,567,378	36,515
Series 2016-P6 Class XA, 0.6977% 12/10/49 (c)(k)	2,076,418	29,894
Series 2019-GC41 Class XA, 1.1682% 8/10/56 (c)(k)	14,735,932	589,350
COMM Mortgage Trust:
sequential payer Series 2014-CR18 Class A5, 3.828% 7/15/47	6,763,000	6,627,792
Series 2014-CR20 Class XA, 1.0744% 11/10/47 (c)(k)	585,643	3,750
Series 2014-LC17 Class XA, 0.8075% 10/10/47 (c)(k)	1,737,628	7,874
Series 2014-UBS6 Class XA, 0.9784% 12/10/47 (c)(k)	1,406,574	9,342
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, CME Term SOFR 1 Month Index + 1.020% 6.338% 5/15/36 (b)(c)(d)	13,698,919	13,683,225
Class B, CME Term SOFR 1 Month Index + 1.270% 6.588% 5/15/36 (b)(c)(d)	21,819,715	21,756,735
Class C, CME Term SOFR 1 Month Index + 1.470% 6.788% 5/15/36 (b)(c)(d)	4,146,684	4,117,622
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	9,901,014	8,921,897
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	19,432,000	18,868,033
Class B, 4.5349% 4/15/36 (b)	6,067,000	5,848,566
Class C, 4.9414% 4/15/36 (b)(c)	4,009,000	3,857,020
Class D, 4.9414% 4/15/36 (b)(c)	8,018,000	7,648,588
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1265% 11/15/38 (b)(c)(d)	59,815,000	58,539,074
Extended Stay America Trust floater Series 2021-ESH:
Class A, CME Term SOFR 1 Month Index + 1.190% 6.5045% 7/15/38 (b)(c)(d)	20,561,533	20,363,388
Class B, CME Term SOFR 1 Month Index + 1.490% 6.8045% 7/15/38 (b)(c)(d)	11,710,321	11,548,606
Class C, CME Term SOFR 1 Month Index + 1.810% 7.1245% 7/15/38 (b)(c)(d)	8,633,630	8,503,567
Class D, CME Term SOFR 1 Month Index + 2.360% 7.6745% 7/15/38 (b)(c)(d)	17,302,569	17,020,198
Freddie Mac:
sequential payer:
Series 2015-K043 Class A2, 3.062% 12/25/24	20,362,000	19,729,367
Series 2015-K049 Class A2, 3.01% 7/25/25	2,919,000	2,801,095
Series 2015-K051 Class A2, 3.308% 9/25/25	4,617,091	4,443,909
Series 2020-K117 Class A2, 1.406% 8/25/30	14,200,000	11,366,109
Series 2021-K126 Class A2, 2.074% 1/25/31	7,800,000	6,484,281
Series 2022-150 Class A2, 3.71% 9/25/32	2,800,000	2,574,658
Series 2022-K143 Class A2, 2.35% 3/25/32	12,200,000	10,112,408
Series 2022-K149 Class A2, 3.53% 8/25/32	32,200,000	29,228,603
Series 2022-K750 Class A2, 3% 9/25/29	38,484,000	34,940,024
Series 2023-154 Class A2, 4.35% 1/25/33	5,540,000	5,346,854
Series 2023-155 Class A2, 4.25% 4/25/33	3,730,000	3,571,597
Series 2023-157 Class A2, 4.2% 5/25/33	18,020,000	17,184,813
Series 2023-K-153 Class A2, 3.82% 12/25/32	6,680,000	6,186,151
Series 2023-K751 Class A2, 4.412% 3/25/30	4,800,000	4,682,285
Series 2021-K134 Class A2, 2.243% 10/25/31	6,481,000	5,366,908
Series 2022 K748 Class A2, 2.26% 1/25/29	21,540,000	18,957,197
Series K086 Class A2, 3.859% 11/25/28	8,749,000	8,378,962
Series K090 Class A2, 3.422% 2/25/29	7,504,618	7,019,649
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, CME Term SOFR 1 Month Index + 2.060% 7.3745% 9/15/31 (b)(c)(d)	5,253,066	5,181,066
Series 2021-IP:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.3755% 10/15/36 (b)(c)(d)	26,417,000	25,124,775
Class B, CME Term SOFR 1 Month Index + 1.260% 6.5755% 10/15/36 (b)(c)(d)	4,084,000	3,802,282
Class C, CME Term SOFR 1 Month Index + 1.660% 6.9755% 10/15/36 (b)(c)(d)	3,365,000	3,099,404
sequential payer:
Series 2015-GC34 Class A3, 3.244% 10/10/48	1,692,046	1,607,826
Series 2017-GS6 Class A2, 3.164% 5/10/50	2,476,729	2,285,359
Series 2018-GS10 Class A5, 4.155% 7/10/51	3,600,000	3,321,669
Series 2018-GS9 Class A4, 3.992% 3/10/51	4,100,000	3,804,131
Series 2014-GC20 Class XA, 1.167% 4/10/47 (c)(k)	488,055	792
Series 2015-GC34 Class XA, 1.3558% 10/10/48 (c)(k)	1,240,332	24,678
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.7986% 8/15/39 (b)(c)(d)	37,020,000	37,043,152
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2019-COR6 Class A4, 3.0565% 11/13/52	8,383,000	7,025,331
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	11,968,000	10,821,232
Class CFX, 4.9498% 7/5/33 (b)	4,047,000	3,382,037
Class DFX, 5.3503% 7/5/33 (b)	6,993,000	5,704,163
Class EFX, 5.3635% 7/5/33 (b)(c)	8,515,000	6,817,894
Class XAFX, 1.2948% 7/5/33 (b)(c)(k)	1,280,000	25,273
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6057% 5/15/39 (b)(c)(d)	54,000,000	53,054,325
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1044% 5/15/39 (b)(c)(d)	37,495,000	36,684,133
Class C, CME Term SOFR 1 Month Index + 2.090% 7.4036% 5/15/39 (b)(c)(d)	21,010,000	20,430,401
Class D, CME Term SOFR 1 Month Index + 2.540% 7.8524% 5/15/39 (b)(c)(d)	18,672,000	17,811,615
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1245% 3/15/38 (b)(c)(d)	33,123,145	32,457,393
Class B, CME Term SOFR 1 Month Index + 0.990% 6.3045% 3/15/38 (b)(c)(d)	9,484,679	9,258,305
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5245% 3/15/38 (b)(c)(d)	5,967,612	5,795,202
Class D, CME Term SOFR 1 Month Index + 1.510% 6.8245% 3/15/38 (b)(c)(d)	8,301,183	8,030,080
Class E, CME Term SOFR 1 Month Index + 1.860% 7.1745% 3/15/38 (b)(c)(d)	7,252,354	6,979,075
Morgan Stanley BAML Trust Series 2015-C25 Class XA, 1.1795% 10/15/48 (c)(k)	1,477,898	20,428
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, CME Term SOFR 1 Month Index + 0.890% 6.208% 8/15/33 (b)(c)(d)	236,691	199,116
floater sequential payer Series 2019-NUGS Class A, CME Term SOFR 1 Month Index + 1.060% 6.3755% 12/15/36 (b)(c)(d)	34,300,000	28,297,500
sequential payer:
Series 2017-HR2 Class A4, 3.587% 12/15/50	5,210,000	4,757,922
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	49,092,000	44,908,144
Series 2018-H4 Class A4, 4.31% 12/15/51	11,199,000	10,453,975
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (b)(c)	7,093,000	6,253,061
Class C, 3.283% 11/10/36 (b)(c)	6,805,000	5,812,649
Series 2021-L6 Class XA, 1.328% 6/15/54 (c)(k)	42,994,165	2,478,399
MSCCG Trust floater Series 2018-SELF Class A, CME Term SOFR 1 Month Index + 0.940% 6.258% 10/15/37 (b)(c)(d)	4,183,704	4,163,862
Prima Capital Ltd.:
floater Series 2021-9A Class B, CME Term SOFR 1 Month Index + 1.910% 7.2285% 12/15/37 (b)(c)(d)	11,673,000	11,376,353
floater sequential payer Series 2021-9A Class A, CME Term SOFR 1 Month Index + 1.560% 6.8191% 12/15/37 (b)(c)(d)(j)	2,434,781	2,427,204
Sfs Auto Receivables Securitiz sequential payer Series 2023-1A Class A2A, 5.89% 3/22/27 (b)	12,350,000	12,342,047
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 7.3105% 2/15/39 (b)(c)(d)	10,413,000	9,805,770
Class C, CME Term SOFR 1 Month Index + 2.650% 7.9605% 2/15/39 (b)(c)(d)	5,415,000	5,052,332
SREIT Trust floater Series 2021-MFP:
Class A, CME Term SOFR 1 Month Index + 0.840% 6.1558% 11/15/38 (b)(c)(d)	40,616,000	39,800,573
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5048% 11/15/38 (b)(c)(d)	23,262,000	22,820,801
Class C, CME Term SOFR 1 Month Index + 1.440% 6.754% 11/15/38 (b)(c)(d)	14,448,000	14,094,501
Class D, CME Term SOFR 1 Month Index + 1.690% 7.0032% 11/15/38 (b)(c)(d)	9,495,000	9,232,210
UBS Commercial Mortgage Trust:
sequential payer Series 2018-C9 Class A4, 4.117% 3/15/51	3,100,000	2,871,376
Series 2017-C7 Class XA, 1.1548% 12/15/50 (c)(k)	1,862,927	59,594
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	30,230,000	23,586,398
Series 2020-LAB:
Class B, 2.453% 10/10/42 (b)	1,800,000	1,389,389
Class X, 0.5162% 10/10/42 (b)(c)(k)	57,900,000	1,423,732
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, CME Term SOFR 1 Month Index + 1.310% 6.6255% 5/15/31 (b)(c)(d)	25,318,000	24,232,463
sequential payer Series 2015-C26 Class A4, 3.166% 2/15/48	20,013,000	19,137,629
Series 2015-C31 Class XA, 1.1045% 11/15/48 (c)(k)	1,293,913	20,343
Series 2017-C42 Class XA, 1.0056% 12/15/50 (c)(k)	2,480,140	73,630
Series 2018-C46 Class XA, 1.0822% 8/15/51 (c)(k)	11,504,673	278,379
Series 2018-C48 Class A5, 4.302% 1/15/52	12,901,000	12,091,150
WF-RBS Commercial Mortgage Trust:
Series 2014-C24 Class XA, 0.9821% 11/15/47 (c)(k)	966,971	5,911
Series 2014-LC14 Class XA, 1.3973% 3/15/47 (c)(k)	813,426	370
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,103,931,052)		2,002,476,493

Municipal Securities - 0.6%
	Principal Amount (a)	Value ($)
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	105,490,000	102,356,884
Series 2010-1, 6.63% 2/1/35	20,916,923	21,590,870
Series 2010-3:
6.725% 4/1/35	30,623,077	31,760,201
7.35% 7/1/35	13,285,714	14,163,124
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	42,356,000	45,350,120
TOTAL MUNICIPAL SECURITIES (Cost $222,931,453)		215,221,199

Foreign Government and Government Agency Obligations - 0.2%
	Principal Amount (a)	Value ($)
Emirate of Abu Dhabi 3.875% 4/16/50 (b)	21,930,000	17,600,360
Kingdom of Saudi Arabia:
3.25% 10/22/30 (b)	14,315,000	12,848,571
4.5% 4/22/60 (b)	9,380,000	7,721,804
State of Qatar 4.4% 4/16/50 (b)	38,725,000	34,050,118
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $85,590,778)		72,220,853

Bank Notes - 0.2%
	Principal Amount (a)	Value ($)
Discover Bank 5.974% 8/9/28 (c)	15,090,000	13,923,376
KeyBank NA 6.95% 2/1/28	3,200,000	3,155,409
Regions Bank 6.45% 6/26/37	42,478,000	41,751,992
TOTAL BANK NOTES (Cost $58,832,063)		58,830,777

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Nova Scotia CME Term SOFR 3 Month Index + 2.900% 8.2091% (c)(d)(o) (Cost $7,052,334)	6,962,000	6,277,192

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.43% (p)	611,947,884	612,070,274
Fidelity Securities Lending Cash Central Fund 5.44% (p)(q)	434,402,419	434,445,859
TOTAL MONEY MARKET FUNDS (Cost $1,046,509,919)		1,046,516,133

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (a)	Value ($)
Put Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.2575% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring June 2033	6/08/28	30,000,000	1,329,802
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.305% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2033	5/22/28	18,000,000	783,624

TOTAL PUT OPTIONS			2,113,426
Call Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.2575% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring June 2033	6/08/28	30,000,000	1,094,303
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.305% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2033	5/22/28	18,000,000	675,925

TOTAL CALL OPTIONS			1,770,228
TOTAL PURCHASED SWAPTIONS (Cost $3,843,540)			3,883,654

TOTAL INVESTMENT IN SECURITIES - 111.1% (Cost $41,878,282,808)	38,303,367,545
NET OTHER ASSETS (LIABILITIES) - (11.1)%	(3,827,063,339)
NET ASSETS - 100.0%	34,476,304,206

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 9/1/53	(13,850,000)	(11,426,256)
2% 9/1/53	(173,150,000)	(142,848,819)
2% 9/1/53	(14,700,000)	(12,127,506)
2.5% 9/1/53	(35,700,000)	(30,386,898)
3% 9/1/53	(105,450,000)	(92,721,521)
3.5% 9/1/53	(20,250,000)	(18,386,079)

TOTAL GINNIE MAE		(307,897,079)

Uniform Mortgage Backed Securities
1.5% 9/1/53	(55,800,000)	(42,065,929)
2% 9/1/53	(12,100,000)	(9,632,380)
2% 9/1/53	(6,825,000)	(5,433,140)
2% 9/1/53	(222,600,000)	(177,203,958)
2% 9/1/53	(89,000,000)	(70,849,741)
2% 9/1/53	(89,000,000)	(70,849,741)
2% 9/1/53	(146,725,000)	(116,802,564)
2% 9/1/53	(133,500,000)	(106,274,611)
2.5% 9/1/53	(8,800,000)	(7,293,344)
2.5% 9/1/53	(20,000,000)	(16,575,782)
2.5% 9/1/53	(10,100,000)	(8,370,770)
2.5% 9/1/53	(15,800,000)	(13,094,868)
2.5% 9/1/53	(7,700,000)	(6,381,676)
2.5% 9/1/53	(17,300,000)	(14,338,051)
3% 9/1/53	(3,600,000)	(3,101,484)
3% 9/1/53	(5,300,000)	(4,566,074)
3.5% 9/1/53	(42,200,000)	(37,708,008)
4% 9/1/53	(4,600,000)	(4,246,375)
4.5% 9/1/53	(2,600,000)	(2,465,531)
5% 9/1/53	(56,450,000)	(54,736,652)
5.5% 9/1/53	(13,425,000)	(13,261,383)
5.5% 9/1/53	(9,600,000)	(9,483,000)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(794,735,062)

TOTAL TBA SALE COMMITMENTS (Proceeds $1,090,526,983)		(1,102,632,141)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	293	Dec 2023	59,714,773	173,394	173,394
CBOT 5-Year U.S. Treasury Note Contracts (United States)	9,050	Dec 2023	967,642,969	498,547	498,547

TOTAL PURCHASED					671,941

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	4,983	Dec 2023	553,268,719	(5,526,695)	(5,526,695)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	3,547	Dec 2023	379,251,891	(2,605,932)	(2,605,932)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	410	Dec 2023	49,891,875	(712,006)	(712,006)

TOTAL SOLD					(8,844,633)

TOTAL FUTURES CONTRACTS					(8,172,692)
The notional amount of futures purchased as a percentage of Net Assets is 3.0%
The notional amount of futures sold as a percentage of Net Assets is 2.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $814,923,889.
Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(2)(3)	Value ($)(1)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	2,890,000	50,211	(31,515)	18,696
CMBX N.A. BBB Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	3,270,000	786,530	(940,994)	(154,464)
CMBX N.A. BBB- Index Series 13		Dec 2072	Goldman Sachs & Co. LLC	(3%)	Monthly	3,760,000	1,003,190	(1,012,030)	(8,840)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	1,970,000	473,842	(490,606)	(16,764)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	3,760,000	904,389	(932,892)	(28,503)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	4,580,000	1,101,622	(1,227,477)	(125,855)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	2,650,000	637,402	(771,455)	(134,053)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	810,000	194,828	(216,973)	(22,145)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	3,160,000	760,071	(929,729)	(169,658)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	2,300,000	553,216	(697,007)	(143,791)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	7,550,000	1,815,993	(2,254,177)	(438,184)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	1,240,000	298,256	(309,146)	(10,890)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	1,230,000	295,851	(300,757)	(4,906)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	1,770,000	425,736	(545,828)	(120,092)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	2,610,000	627,780	(744,664)	(116,884)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	2,430,000	584,485	(593,313)	(8,828)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	3,650,000	877,930	(919,309)	(41,379)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	2,450,000	589,296	(620,117)	(30,821)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	4,010,000	964,521	(1,033,274)	(68,753)

TOTAL BUY PROTECTION							12,945,149	(14,571,263)	(1,626,114)
Sell Protection
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	2,890,000	(50,211)	68,394	18,183
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Citigroup Global Markets Ltd.	0.5%	Monthly	18,930,000	(523,820)	525,521	1,701
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly	18,710,000	(517,732)	508,958	(8,774)
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly	13,100,000	(362,495)	356,352	(6,143)

TOTAL SELL PROTECTION							(1,454,258)	1,459,225	4,967
TOTAL CREDIT DEFAULT SWAPS							11,490,891	(13,112,038)	(1,621,147)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(3)Notional amount is stated in U.S. Dollars unless otherwise noted.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)	Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2028	4,618,000	(84,506)	0	(84,506)
3.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2030	43,092,000	(1,025,823)	0	(1,025,823)
3.25%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2053	2,001,000	(122,149)	0	(122,149)
TOTAL INTEREST RATE SWAPS							(1,232,478)	0	(1,232,478)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

For the period, the average monthly notional amount at value for swaps in the aggregate was $252,507,583.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,397,412,940 or 15.7% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $23,079,291.
(f)	Security or a portion of the security is on loan at period end.
(g)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $21,530,343.

(h)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $2,070,425.
(i)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j)	Level 3 security
(k)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(l)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(m)	Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
(n)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(o)	Security is perpetual in nature with no stated maturity date.
(p)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(q)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	1,236,037,565	9,691,110,299	10,315,077,590	57,298,120	-	-	612,070,274	1.6%
Fidelity Securities Lending Cash Central Fund 5.44%	513,299,160	8,739,392,405	8,818,245,706	878,663	-	-	434,445,859	1.5%
Total	1,749,336,725	18,430,502,704	19,133,323,296	58,176,783	-	-	1,046,516,133

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	10,359,902,901	-	10,359,902,901	-

U.S. Government and Government Agency Obligations	12,007,293,567	-	12,007,293,567	-

U.S. Government Agency - Mortgage Securities	9,219,454,233	-	9,219,454,233	-

Asset-Backed Securities	2,569,332,784	-	2,567,271,247	2,061,537

Collateralized Mortgage Obligations	741,957,759	-	741,957,727	32

Commercial Mortgage Securities	2,002,476,493	-	2,000,049,289	2,427,204

Municipal Securities	215,221,199	-	215,221,199	-

Foreign Government and Government Agency Obligations	72,220,853	-	72,220,853	-

Bank Notes	58,830,777	-	58,830,777	-

Preferred Securities	6,277,192	-	6,277,192	-

Money Market Funds	1,046,516,133	1,046,516,133	-	-

Purchased Swaptions	3,883,654	-	3,883,654	-
Total Investments in Securities:	38,303,367,545	1,046,516,133	37,252,362,639	4,488,773
Derivative Instruments:

Assets
Futures Contracts	671,941	671,941	-	-
Swaps	12,945,149	-	12,945,149	-
Total Assets	13,617,090	671,941	12,945,149	-

Liabilities
Futures Contracts	(8,844,633)	(8,844,633)	-	-
Swaps	(2,686,736)	-	(2,686,736)	-
Total Liabilities	(11,531,369)	(8,844,633)	(2,686,736)	-
Total Derivative Instruments:	2,085,721	(8,172,692)	10,258,413	-
Other Financial Instruments:

TBA Sale Commitments	(1,102,632,141)	-	(1,102,632,141)	-
Total Other Financial Instruments:	(1,102,632,141)	-	(1,102,632,141)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (d)	12,945,149	(1,454,258)
Total Credit Risk	12,945,149	(1,454,258)
Interest Rate Risk
Futures Contracts (a)	671,941	(8,844,633)
Purchased Swaptions (b)	3,883,654	0
Swaps (c)	0	(1,232,478)
Total Interest Rate Risk	4,555,595	(10,077,111)
Total Value of Derivatives	17,500,744	(11,531,369)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(b)Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.

(c)For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

(d)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

Financial Statements
Statement of Assets and Liabilities
		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $424,993,856) - See accompanying schedule:
Unaffiliated issuers (cost $40,831,772,889)	$37,256,851,412
Fidelity Central Funds (cost $1,046,509,919)	1,046,516,133

Total Investment in Securities (cost $41,878,282,808)		$38,303,367,545
Cash		21,513
Receivable for investments sold		133,914,634
Receivable for TBA sale commitments		1,090,526,983
Receivable for fund shares sold		38,182,427
Interest receivable		258,411,094
Distributions receivable from Fidelity Central Funds		3,503,767
Receivable for daily variation margin on centrally cleared OTC swaps		323,386
Bi-lateral OTC swaps, at value		12,945,149
Total assets		39,841,196,498
Liabilities
Payable for investments purchased
Regular delivery	$43,631,875
Delayed delivery	3,597,089,545
TBA sale commitments, at value	1,102,632,141
Payable for fund shares redeemed	184,839,297
Bi-lateral OTC swaps, at value	1,454,258
Payable for daily variation margin on futures contracts	651,621
Other payables and accrued expenses	147,696
Collateral on securities loaned	434,445,859
Total Liabilities		5,364,892,292
Net Assets		$34,476,304,206
Net Assets consist of:
Paid in capital		$39,640,883,206
Total accumulated earnings (loss)		(5,164,579,000)
Net Assets		$34,476,304,206
Net Asset Value, offering price and redemption price per share ($34,476,304,206 ÷ 3,505,756,231 shares)		$9.83

Statement of Operations
		Year ended August 31, 2023
Investment Income
Dividends		$546,517
Interest		1,240,349,047
Income from Fidelity Central Funds (including $878,663 from security lending)		58,176,783
Total Income		1,299,072,347
Expenses
Custodian fees and expenses	$443,886
Independent trustees' fees and expenses	117,905
Miscellaneous	60
Total expenses before reductions	561,851
Expense reductions	(28,840)
Total expenses after reductions		533,011
Net Investment income (loss)		1,298,539,336
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,002,609,484)
Futures contracts	51,510,614
Swaps	(1,981,078)
Total net realized gain (loss)		(953,079,948)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(307,276,858)
Futures contracts	(14,517,716)
Swaps	(3,267,272)
TBA Sale commitments	(26,148,520)
Total change in net unrealized appreciation (depreciation)		(351,210,366)
Net gain (loss)		(1,304,290,314)
Net increase (decrease) in net assets resulting from operations		$(5,750,978)
Statement of Changes in Net Assets

	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,298,539,336	$920,119,105
Net realized gain (loss)	(953,079,948)	(535,867,093)
Change in net unrealized appreciation (depreciation)	(351,210,366)	(4,868,694,717)
Net increase (decrease) in net assets resulting from operations	(5,750,978)	(4,484,442,705)
Distributions to shareholders	(1,280,808,882)	(960,794,454)

Share transactions
Proceeds from sales of shares	8,139,321,755	6,878,115,868
Reinvestment of distributions	1,277,420,636	960,793,948
Cost of shares redeemed	(6,529,349,884)	(9,995,264,676)

Net increase (decrease) in net assets resulting from share transactions	2,887,392,507	(2,156,354,860)
Total increase (decrease) in net assets	1,600,832,647	(7,601,592,019)

Net Assets
Beginning of period	32,875,471,559	40,477,063,578
End of period	$34,476,304,206	$32,875,471,559

Other Information
Shares
Sold	818,510,936	617,533,601
Issued in reinvestment of distributions	128,574,853	87,457,810
Redeemed	(657,826,356)	(917,543,527)
Net increase (decrease)	289,259,433	(212,552,116)

Financial Highlights
Fidelity® Series Investment Grade Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.22	$11.80	$12.28	$11.68	$10.97
Income from Investment Operations
Net investment income (loss) A,B	.391	.273	.267	.333	.362
Net realized and unrealized gain (loss)	(.395)	(1.568)	(.028)	.603	.727
Total from investment operations	(.004)	(1.295)	.239	.936	1.089
Distributions from net investment income	(.386)	(.276)	(.251)	(.336)	(.379)
Distributions from net realized gain	-	(.009)	(.468)	-	-
Total distributions	(.386)	(.285)	(.719)	(.336)	(.379)
Net asset value, end of period	$9.83	$10.22	$11.80	$12.28	$11.68
Total Return C	(.01)%	(11.11)%	2.06%	8.16%	10.16%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	3.94%	2.47%	2.27%	2.82%	3.27%
Supplemental Data
Net assets, end of period (000 omitted)	$34,476,304	$32,875,472	$40,477,064	$35,945,504	$29,040,336
Portfolio turnover rate G	202%	159%	248%	259% H	175%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2023

1. Organization.
Fidelity Series Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, options, market discount, capital loss carryforwards and losses deferred due to wash sales, futures transactions and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,504,723
Gross unrealized depreciation	(3,617,715,016)
Net unrealized appreciation (depreciation)	$(3,554,210,293)
Tax Cost	$41,855,925,072

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,687,718
Capital loss carryforward	$(1,611,255,644)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,555,011,074)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(988,920,823)
Long-term	(622,334,821)
Total capital loss carryforward	$(1,611,255,644)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$1,280,808,882	$929,743,137
Long-term Capital Gains	-	31,051,317
Total	$1,280,808,882	$960,794,454

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, swaps and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Series Investment Grade Bond Fund
Credit Risk
Swaps	1,868,685	(2,753,239)
Total Credit Risk	1,868,685	(2,753,239)
Interest Rate Risk
Futures Contracts	51,510,614	(14,517,716)
Purchased Options	-	40,114
Swaps	(3,849,763)	(514,033)
Total Interest Rate Risk	47,660,851	(14,991,635)
Totals	49,529,536	(17,744,874)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Investment Grade Bond Fund	41,420,717,588	43,244,222,704

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Investment Grade Bond Fund	9,342
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Investment Grade Bond Fund	$92,940	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $28,840.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Investment Grade Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® Series Investment Grade Bond Fund	-%-D
Actual		$ 1,000	$ 1,013.00	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 22.71% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,280,808,882 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.873109.114
LIG-ANN-1023
Fidelity® Intermediate Bond Fund

Annual Report
August 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund	0.74%	1.31%	1.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on August 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Intermediate Government/Credit Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -1.19% for the 12 months ending August 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first months of the period saw a continuation of the historic bond market downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The actions helped push nominal and real U.S. bond yields to their highest levels in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size of future rate hikes. With the market anticipating the end of the hiking cycle by midyear, the index advanced 3.59% in the first four months of 2023, only to fall back in each of the four next months, as cooling but still-high inflation and a strong labor market suggested the Fed may need to keep raising rates for longer than anticipated. To date, the central bank has raised its benchmark rate 11 times, by a total of 5.25 percentage points. For the full 12 months, short-term bonds outperformed long-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries. Meanwhile, U.S. mortgage-backed securities lagged in the rising-rate environment.
Comments from Co-Portfolio Managers David DeBiase, Rob Galusza and Julian Potenza:
For the fiscal year ending August 31, 2023, the fund gained 0.74%, modestly outperforming, net of fees, the 0.55% advance of the benchmark Bloomberg U.S. Intermediate Government/Credit Bond Index. During the 12 months, sector allocation and, to a lesser extent, security selection each contributed to performance versus the benchmark. Specifically, non-benchmark exposure to asset-backed securities, particularly collateralized loan obligations, added notable relative value. Picks among corporate bonds, especially in the banks and industrials segments, also meaningfully contributed. A small allocation to AAA-rated commercial mortgage-backed securities further helped. Conversely, due to the movement in interest rates during the period, U.S. Treasury futures contracts detracted from the portfolio's relative result. At period end, corporates made up about 39% of fund assets, unchanged from a year ago and overweight compared with the benchmark average of about 30%. The portfolio's allocation to asset-backed securities ticked up from roughly 7% to 8% the past 12 months, and we increased our exposure to U.S. Treasuries from about 43% to roughly 45% of assets, versus an average weight of 62% for the benchmark index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of Fund's net assets)

Futures - 4.8%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments August 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 38.3%
	Principal Amount (a) (000s)	Value ($) (000s)
COMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
1.65% 2/1/28	4,123	3,525
4.3% 2/15/30	6,310	5,883
NTT Finance Corp.:
1.162% 4/3/26 (b)	4,930	4,445
1.591% 4/3/28 (b)	6,562	5,628
Verizon Communications, Inc.:
2.1% 3/22/28	4,944	4,321
2.355% 3/15/32	1,604	1,269
		25,071
Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.2% 3/15/28	3,155	2,939
4.908% 7/23/25	3,041	2,986
Discovery Communications LLC 3.625% 5/15/30	1,042	915
Magallanes, Inc.:
3.755% 3/15/27	3,063	2,873
4.054% 3/15/29	515	474
		10,187
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc. 3.2% 3/15/27	1,601	1,480
T-Mobile U.S.A., Inc.:
2.4% 3/15/29	2,211	1,901
2.625% 4/15/26	5,363	4,976
3.5% 4/15/25	2,650	2,562
		10,919
TOTAL COMMUNICATION SERVICES		46,177
CONSUMER DISCRETIONARY - 2.4%
Automobiles - 1.4%
Daimler Finance North America LLC 4.8% 3/30/28 (b)	7,608	7,485
General Motors Co. 6.125% 10/1/25	3,155	3,167
General Motors Financial Co., Inc.:
1.05% 3/8/24	1,269	1,237
1.25% 1/8/26	3,578	3,219
2.35% 2/26/27	2,587	2,300
4.35% 4/9/25	3,786	3,692
5.4% 4/6/26	8,860	8,750
Volkswagen Group of America Finance LLC:
1.25% 11/24/25 (b)	7,754	7,068
4.35% 6/8/27 (b)	2,839	2,734
		39,652
Household Durables - 0.1%
Toll Brothers Finance Corp.:
4.875% 11/15/25	2,776	2,713
4.875% 3/15/27	1,352	1,312
		4,025
Specialty Retail - 0.9%
Advance Auto Parts, Inc. 5.95% 3/9/28	5,890	5,825
AutoZone, Inc.:
3.625% 4/15/25	341	331
4% 4/15/30	3,155	2,919
Lowe's Companies, Inc.:
1.7% 9/15/28	3,155	2,685
4.5% 4/15/30	4,416	4,255
O'Reilly Automotive, Inc.:
3.9% 6/1/29	3,155	2,960
4.2% 4/1/30	353	331
Ross Stores, Inc. 0.875% 4/15/26	5,106	4,560
The Home Depot, Inc. 2.5% 4/15/27	225	208
		24,074
TOTAL CONSUMER DISCRETIONARY		67,751
CONSUMER STAPLES - 2.8%
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc. 3.5% 6/1/30	1,070	984
Molson Coors Beverage Co. 3% 7/15/26	2,839	2,660
		3,644
Consumer Staples Distribution & Retail - 0.4%
7-Eleven, Inc. 0.95% 2/10/26 (b)	1,459	1,310
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)	1,719	1,462
Dollar Tree, Inc. 4% 5/15/25	7,697	7,467
		10,239
Food Products - 0.5%
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27	3,631	3,264
3% 2/2/29	3,155	2,707
5.125% 2/1/28	7,571	7,358
JDE Peet's BV 1.375% 1/15/27 (b)	1,001	869
		14,198
Personal Care Products - 0.4%
Kenvue, Inc.:
5% 3/22/30 (b)	7,415	7,421
5.05% 3/22/28 (b)	4,575	4,587
		12,008
Tobacco - 1.3%
Altria Group, Inc.:
2.35% 5/6/25	634	600
4.8% 2/14/29	964	934
BAT Capital Corp.:
3.222% 8/15/24	1,892	1,845
4.7% 4/2/27	3,990	3,870
BAT International Finance PLC:
1.668% 3/25/26	7,824	7,085
5.931% 2/2/29	7,000	6,972
Imperial Tobacco Finance PLC 3.125% 7/26/24 (b)	5,438	5,293
Philip Morris International, Inc. 5.125% 11/17/27	10,015	9,996
		36,595
TOTAL CONSUMER STAPLES		76,684
ENERGY - 2.7%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 2.061% 12/15/26	1,199	1,085
Oil, Gas & Consumable Fuels - 2.7%
Canadian Natural Resources Ltd. 3.9% 2/1/25	2,146	2,086
Cenovus Energy, Inc. 4.25% 4/15/27	6,940	6,666
DCP Midstream Operating LP 5.375% 7/15/25	3,786	3,748
Eastern Gas Transmission & Storage, Inc. 3% 11/15/29	3,470	3,018
Energy Transfer LP:
2.9% 5/15/25	3,786	3,598
4.2% 9/15/23	1,048	1,047
4.5% 4/15/24	5,133	5,083
4.95% 6/15/28	3,155	3,056
5.875% 1/15/24	3,807	3,804
EQT Corp.:
3.9% 10/1/27	1,892	1,767
5.7% 4/1/28	339	337
Equinor ASA 1.75% 1/22/26	696	645
Hess Corp. 4.3% 4/1/27	12,303	11,836
Hess Midstream Partners LP 5.625% 2/15/26 (b)	5,241	5,128
Kinder Morgan Energy Partners LP 3.5% 9/1/23	1,907	1,907
MPLX LP:
1.75% 3/1/26	3,091	2,815
4% 2/15/25	316	308
4% 3/15/28	3,155	2,962
Occidental Petroleum Corp. 2.9% 8/15/24	3,875	3,767
Petroleos Mexicanos 6.7% 2/16/32	2,992	2,251
Plains All American Pipeline LP/PAA Finance Corp. 3.85% 10/15/23	1,672	1,667
Southeast Supply Header LLC 4.25% 6/15/24 (b)	2,009	1,904
The Williams Companies, Inc.:
4.3% 3/4/24	1,571	1,557
4.55% 6/24/24	1,607	1,590
5.4% 3/2/26	1,253	1,251
		73,798
TOTAL ENERGY		74,883
FINANCIALS - 20.5%
Banks - 11.1%
Bank of America Corp.:
1.197% 10/24/26 (c)	11,041	10,006
1.319% 6/19/26 (c)	3,596	3,309
2.496% 2/13/31 (c)	3,155	2,624
3.384% 4/2/26 (c)	5,584	5,366
3.97% 3/5/29 (c)	3,155	2,948
3.974% 2/7/30 (c)	4,290	3,950
4.25% 10/22/26	3,730	3,582
4.271% 7/23/29 (c)	2,208	2,084
4.376% 4/27/28 (c)	5,400	5,183
4.45% 3/3/26	2,199	2,138
4.948% 7/22/28 (c)	5,489	5,374
Bank of Nova Scotia 4.5% 12/16/25	4,038	3,915
Barclays PLC:
1.007% 12/10/24 (c)	2,582	2,546
2.279% 11/24/27 (c)	8,259	7,334
2.852% 5/7/26 (c)	6,216	5,875
3.932% 5/7/25 (c)	5,916	5,830
5.304% 8/9/26 (c)	2,635	2,596
5.829% 5/9/27 (c)	5,000	4,954
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 1.323% 1/13/27 (b)(c)(d)	3,654	3,286
2.219% 6/9/26 (b)(c)	2,279	2,129
Capital One NA 2.28% 1/28/26 (c)	3,728	3,525
Citigroup, Inc.:
1.462% 6/9/27 (c)	5,874	5,231
3.07% 2/24/28 (c)	5,682	5,216
3.106% 4/8/26 (c)	3,533	3,381
4.6% 3/9/26	2,099	2,044
Danske Bank A/S 3.875% 9/12/23 (b)	1,965	1,964
DNB Bank ASA:
1.535% 5/25/27 (b)(c)	2,813	2,496
1.605% 3/30/28 (b)(c)	6,094	5,289
HSBC Holdings PLC:
0.976% 5/24/25 (c)	1,638	1,574
1.645% 4/18/26 (c)	7,888	7,347
2.251% 11/22/27 (c)	9,350	8,338
2.999% 3/10/26 (c)	5,241	5,002
4.292% 9/12/26 (c)	3,276	3,160
5.21% 8/11/28 (c)	9,616	9,383
Huntington Bancshares, Inc. 4.443% 8/4/28 (c)	3,163	2,975
ING Groep NV 1.726% 4/1/27 (c)	2,376	2,137
Intesa Sanpaolo SpA 5.71% 1/15/26 (b)	3,236	3,104
JPMorgan Chase & Co.:
1.045% 11/19/26 (c)	3,684	3,322
1.47% 9/22/27 (c)	6,240	5,512
2.069% 6/1/29 (c)	4,732	4,059
2.083% 4/22/26 (c)	4,480	4,214
2.522% 4/22/31 (c)	3,155	2,646
2.947% 2/24/28 (c)	11,415	10,478
2.956% 5/13/31 (c)	4,445	3,778
3.875% 9/10/24	3,261	3,197
4.125% 12/15/26	3,199	3,079
4.25% 10/1/27	2,524	2,441
Lloyds Banking Group PLC 5.985% 8/7/27 (c)	3,450	3,446
Mitsubishi UFJ Financial Group, Inc.:
1.64% 10/13/27 (c)	7,703	6,830
2.193% 2/25/25	4,678	4,437
4.05% 9/11/28	3,155	2,997
5.017% 7/20/28 (c)	8,580	8,398
Mizuho Financial Group, Inc.:
1.234% 5/22/27 (c)	6,310	5,585
4.254% 9/11/29 (c)	1,965	1,836
NatWest Group PLC:
1.642% 6/14/27 (c)	2,293	2,036
3.073% 5/22/28 (c)	2,293	2,067
5.847% 3/2/27 (c)	5,364	5,332
Rabobank Nederland 1.98% 12/15/27 (b)(c)	2,686	2,371
Santander Holdings U.S.A., Inc. 2.49% 1/6/28 (c)	5,673	4,974
Societe Generale:
1.792% 6/9/27 (b)(c)	4,104	3,640
4.25% 4/14/25 (b)	1,994	1,922
4.677% 6/15/27 (b)	5,569	5,395
4.75% 11/24/25 (b)	4,777	4,596
Sumitomo Mitsui Financial Group, Inc. 1.402% 9/17/26	5,765	5,101
The Toronto-Dominion Bank 2.8% 3/10/27	4,805	4,408
Truist Financial Corp. 4.26% 7/28/26 (c)	5,546	5,358
Wells Fargo & Co.:
2.164% 2/11/26 (c)	5,369	5,076
3.526% 3/24/28 (c)	3,380	3,145
4.3% 7/22/27	6,170	5,908
5.574% 7/25/29 (c)	10,500	10,457
Westpac Banking Corp.:
U.S. TREASURY 1 YEAR INDEX + 2.680% 5.405% 8/10/33 (c)(d)	4,101	3,857
4.11% 7/24/34 (c)	1,134	993
		310,086
Capital Markets - 3.8%
Ares Capital Corp. 3.25% 7/15/25	8,667	8,127
Deutsche Bank AG 4.5% 4/1/25	4,541	4,375
Deutsche Bank AG New York Branch:
1.447% 4/1/25 (c)	3,868	3,747
2.129% 11/24/26 (c)	6,196	5,621
2.222% 9/18/24 (c)	4,403	4,396
2.311% 11/16/27 (c)	4,598	4,031
7.146% 7/13/27 (c)	2,700	2,740
Goldman Sachs Group, Inc.:
1.093% 12/9/26 (c)	5,874	5,273
1.542% 9/10/27 (c)	5,971	5,273
4.482% 8/23/28 (c)	3,334	3,208
Moody's Corp.:
3.25% 1/15/28	4,416	4,118
3.75% 3/24/25	2,509	2,442
Morgan Stanley:
0.79% 5/30/25 (c)	1,577	1,512
1.512% 7/20/27 (c)	5,874	5,215
2.188% 4/28/26 (c)	3,470	3,270
2.475% 1/21/28 (c)	5,778	5,212
3.875% 1/27/26	2,903	2,794
4.21% 4/20/28 (c)	7,136	6,822
5.449% 7/20/29 (c)	7,193	7,151
S&P Global, Inc. 2.45% 3/1/27	4,416	4,072
State Street Corp. 2.901% 3/30/26 (c)	192	184
UBS Group AG:
1.305% 2/2/27 (b)(c)	5,890	5,237
2.593% 9/11/25 (b)(c)	3,276	3,159
4.55% 4/17/26	3,276	3,170
6.373% 7/15/26 (b)(c)	4,455	4,474
		105,623
Consumer Finance - 3.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	3,495	3,162
2.45% 10/29/26	1,390	1,251
3% 10/29/28	1,456	1,262
5.75% 6/6/28	7,897	7,828
6.5% 7/15/25	1,093	1,098
Ally Financial, Inc.:
1.45% 10/2/23	616	613
2.2% 11/2/28	4,756	3,837
4.625% 3/30/25	1,892	1,830
4.75% 6/9/27	6,877	6,446
5.125% 9/30/24	6,184	6,089
5.75% 11/20/25	1,287	1,248
Capital One Financial Corp.:
1.878% 11/2/27 (c)	10,852	9,513
2.359% 7/29/32 (c)	6,310	4,501
2.636% 3/3/26 (c)	3,155	2,982
3.2% 2/5/25	2,208	2,121
4.985% 7/24/26 (c)	2,403	2,349
Discover Financial Services 4.5% 1/30/26	1,532	1,472
Ford Motor Credit Co. LLC:
2.3% 2/10/25	2,621	2,462
3.375% 11/13/25	8,189	7,634
6.95% 6/10/26	7,500	7,510
Synchrony Financial:
4.25% 8/15/24	3,155	3,073
4.375% 3/19/24	4,232	4,181
		82,462
Financial Services - 1.4%
Athene Global Funding:
0.95% 1/8/24 (b)	4,263	4,182
1.73% 10/2/26 (b)	4,287	3,731
2.646% 10/4/31 (b)	6,246	4,773
Blackstone Private Credit Fund 4.7% 3/24/25	9,745	9,472
Brixmor Operating Partnership LP:
3.85% 2/1/25	1,848	1,783
4.125% 6/15/26	849	806
Corebridge Financial, Inc.:
3.65% 4/5/27	1,748	1,644
3.85% 4/5/29	1,097	1,004
3.9% 4/5/32	1,306	1,142
Equitable Holdings, Inc. 4.35% 4/20/28	6,814	6,447
Jackson Financial, Inc.:
3.125% 11/23/31	642	505
5.17% 6/8/27	1,211	1,187
5.67% 6/8/32	4,044	3,852
		40,528
Insurance - 1.2%
AFLAC, Inc. 3.6% 4/1/30	708	645
AIA Group Ltd.:
3.375% 4/7/30 (b)	2,279	2,051
3.9% 4/6/28 (b)	5,569	5,303
American International Group, Inc. 2.5% 6/30/25	2,356	2,230
Aon PLC 3.875% 12/15/25	3,921	3,791
Equitable Financial Life Global Funding:
1.3% 7/12/26 (b)	3,155	2,765
1.4% 8/27/27 (b)	3,155	2,684
1.7% 11/12/26 (b)	4,021	3,525
Five Corners Funding Trust II 2.85% 5/15/30 (b)	2,963	2,537
Marsh & McLennan Companies, Inc. 3.875% 3/15/24	1,526	1,510
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (b)	2,715	2,438
Willis Group North America, Inc. 4.5% 9/15/28	3,470	3,307
		32,786
TOTAL FINANCIALS		571,485
HEALTH CARE - 1.5%
Biotechnology - 0.1%
Amgen, Inc.:
5.15% 3/2/28	1,367	1,366
5.25% 3/2/30	1,247	1,249
		2,615
Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp. 2.75% 9/23/26 (b)	2,685	2,479
Health Care Providers & Services - 1.0%
Centene Corp.:
2.45% 7/15/28	2,641	2,261
4.25% 12/15/27	3,155	2,951
Cigna Group 3.4% 3/1/27	2,839	2,669
HCA Holdings, Inc.:
3.125% 3/15/27	8,266	7,597
3.5% 9/1/30	1,577	1,377
5.625% 9/1/28	3,155	3,148
5.875% 2/1/29	1,739	1,750
Humana, Inc.:
1.35% 2/3/27	3,786	3,330
3.7% 3/23/29	1,002	928
Sabra Health Care LP:
3.2% 12/1/31	2,504	1,913
3.9% 10/15/29	852	720
		28,644
Pharmaceuticals - 0.3%
GSK Consumer Healthcare Capital U.S. LLC 3.375% 3/24/27	7,000	6,581
Mylan NV 4.55% 4/15/28	965	909
Viatris, Inc.:
1.65% 6/22/25	279	258
2.7% 6/22/30	968	786
		8,534
TOTAL HEALTH CARE		42,272
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.5%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (b)	1,364	1,334
BAE Systems PLC 3.4% 4/15/30 (b)	1,006	899
The Boeing Co.:
2.7% 2/1/27	3,155	2,885
5.04% 5/1/27	5,804	5,740
5.15% 5/1/30	2,650	2,607
		13,465
Building Products - 0.0%
Carrier Global Corp. 2.493% 2/15/27	947	860
Machinery - 0.3%
Daimler Trucks Finance North America LLC 2% 12/14/26 (b)	4,559	4,098
Otis Worldwide Corp. 2.056% 4/5/25	3,274	3,102
		7,200
Passenger Airlines - 0.3%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	2,527	2,235
Delta Air Lines, Inc. 2.9% 10/28/24	3,470	3,361
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	1,743	1,574
United Airlines, Inc. equipment trust certificate 4.6% 9/1/27	1,965	1,858
		9,028
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
0.7% 2/15/24	1,734	1,692
0.8% 8/18/24	2,601	2,474
2.2% 1/15/27	2,431	2,172
4.25% 2/1/24	1,865	1,850
		8,188
Transportation Infrastructure - 0.4%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (b)	4,492	4,238
3.25% 2/15/27 (b)	1,761	1,584
3.95% 7/1/24 (b)	1,922	1,875
4.375% 5/1/26 (b)	645	608
5.5% 1/15/26 (b)	1,159	1,128
6.375% 5/4/28 (b)	2,418	2,399
		11,832
TOTAL INDUSTRIALS		50,573
INFORMATION TECHNOLOGY - 0.8%
Electronic Equipment, Instruments & Components - 0.1%
Dell International LLC/EMC Corp. 5.25% 2/1/28	1,935	1,930
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom, Inc. 1.95% 2/15/28 (b)	3,155	2,736
Micron Technology, Inc. 4.185% 2/15/27	5,395	5,142
		7,878
Software - 0.4%
Oracle Corp. 1.65% 3/25/26	1,969	1,794
Roper Technologies, Inc.:
1.4% 9/15/27	3,155	2,731
2% 6/30/30	3,615	2,947
VMware, Inc.:
1% 8/15/24	3,856	3,685
1.4% 8/15/26	1,693	1,501
		12,658
TOTAL INFORMATION TECHNOLOGY		22,466
MATERIALS - 0.3%
Chemicals - 0.3%
International Flavors & Fragrances, Inc.:
1.23% 10/1/25 (b)	631	565
1.832% 10/15/27 (b)	3,155	2,654
LYB International Finance III LLC 1.25% 10/1/25	3,039	2,772
The Mosaic Co. 4.25% 11/15/23	3,215	3,204
		9,195
REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.6%
American Homes 4 Rent LP 3.625% 4/15/32	1,201	1,029
Boston Properties, Inc. 3.2% 1/15/25	1,892	1,814
Corporate Office Properties LP 2% 1/15/29	2,288	1,802
Federal Realty OP LP 3.95% 1/15/24	4,416	4,382
Hudson Pacific Properties LP 4.65% 4/1/29	4,013	3,058
Kite Realty Group Trust 4% 3/15/25	1,514	1,455
LXP Industrial Trust (REIT) 4.4% 6/15/24	751	736
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	701	684
4.5% 4/1/27	8,075	7,638
4.95% 4/1/24	696	692
5.25% 1/15/26	5,148	5,062
Piedmont Operating Partnership LP 2.75% 4/1/32	475	321
SITE Centers Corp.:
3.625% 2/1/25	857	815
4.25% 2/1/26	1,417	1,327
Spirit Realty LP 2.1% 3/15/28	2,984	2,544
Sun Communities Operating LP 2.3% 11/1/28	540	454
Ventas Realty LP:
2.65% 1/15/25	2,514	2,395
3% 1/15/30	1,315	1,120
3.5% 4/15/24	1,501	1,476
4% 3/1/28	737	685
VICI Properties LP 5.125% 5/15/32	556	515
Vornado Realty LP 2.15% 6/1/26	590	510
Welltower OP LLC 3.625% 3/15/24	1,611	1,590
WP Carey, Inc.:
3.85% 7/15/29	400	360
4.6% 4/1/24	3,264	3,238
		45,702
Real Estate Management & Development - 0.0%
Brandywine Operating Partnership LP 4.1% 10/1/24	238	227
TOTAL REAL ESTATE		45,929
UTILITIES - 2.2%
Electric Utilities - 1.1%
Cleco Corporate Holdings LLC 3.743% 5/1/26	3,786	3,555
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (b)	5,961	5,479
Exelon Corp.:
2.75% 3/15/27	491	451
3.35% 3/15/32	5,013	4,307
FirstEnergy Corp.:
1.6% 1/15/26	365	331
2.05% 3/1/25	2,045	1,910
Georgia Power Co. 4.65% 5/16/28	3,548	3,460
IPALCO Enterprises, Inc. 3.7% 9/1/24	773	752
Pacific Gas & Electric Co. 3.25% 2/16/24	965	953
Southern Co. 5.113% 8/1/27 (e)	3,155	3,136
Virginia Electric & Power Co. 2.4% 3/30/32	3,155	2,542
Vistra Operations Co. LLC 5% 7/31/27 (b)	6,060	5,699
		32,575
Independent Power and Renewable Electricity Producers - 0.5%
The AES Corp.:
1.375% 1/15/26	6,940	6,242
3.3% 7/15/25 (b)	3,832	3,644
3.95% 7/15/30 (b)	4,133	3,674
		13,560
Multi-Utilities - 0.6%
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	3,786	3,483
3.7% 7/15/30	295	269
NiSource, Inc.:
0.95% 8/15/25	1,517	1,391
2.95% 9/1/29	3,786	3,331
5.25% 3/30/28	1,091	1,086
Puget Energy, Inc.:
3.65% 5/15/25	1,892	1,816
4.224% 3/15/32	3,155	2,780
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.7387% 5/15/67 (c)(d)	2,134	1,867
		16,023
TOTAL UTILITIES		62,158
TOTAL NONCONVERTIBLE BONDS (Cost $1,145,277)		1,069,573

U.S. Treasury Obligations - 45.7%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Treasury Notes:
2.375% 3/31/29	31,135	28,236
2.625% 7/31/29	76,218	69,805
2.75% 8/15/32	186,967	167,831
3.125% 11/15/28 (f)	127,034	120,280
3.125% 8/31/29	80,736	75,990
3.25% 6/30/29	48,588	46,079
3.375% 5/15/33	28,378	26,733
3.5% 1/31/30	11,428	10,963
3.5% 2/15/33	59,782	56,933
3.625% 3/31/28	13,051	12,687
3.625% 3/31/30	64,183	61,997
3.75% 5/31/30	84,750	82,462
3.875% 12/31/29	51,311	50,279
3.875% 8/15/33	7,070	6,944
4% 12/15/25	9,100	8,953
4% 2/15/26	77,196	75,978
4% 10/31/29	86,863	85,700
4.125% 6/15/26	169,367	167,409
4.125% 9/30/27	31,143	30,855
4.125% 8/31/30	22,350	22,255
4.5% 7/15/26	44,341	44,262
4.625% 6/30/25	9,867	9,812
4.625% 3/15/26	12,360	12,351
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,335,315)		1,274,794

U.S. Government Agency - Mortgage Securities - 0.6%
	Principal Amount (a) (000s)	Value ($) (000s)
Fannie Mae - 0.5%
2.5% 10/1/31 to 1/1/33	2,394	2,182
3% 11/1/32 to 12/1/32	8,305	7,785
3.5% 9/1/34 to 10/1/34	2,917	2,776
4.5% 3/1/39 to 8/1/39	704	688
5.5% 11/1/34 to 6/1/36	641	645
6.5% 7/1/32 to 8/1/36	390	401
7% 8/1/25 to 7/1/28	1	1
7.5% 6/1/24 to 8/1/29	9	9
TOTAL FANNIE MAE		14,487
Freddie Mac - 0.1%
5.5% 3/1/34 to 7/1/35	1,097	1,106
7.5% 7/1/27 to 9/1/31	2	2
TOTAL FREDDIE MAC		1,108
Ginnie Mae - 0.0%
7% to 7% 1/15/28 to 11/15/32	354	363
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $17,275)		15,958

Asset-Backed Securities - 7.7%
	Principal Amount (a) (000s)	Value ($) (000s)
AASET Trust:
Series 2019-1 Class A, 3.844% 5/15/39 (b)	514	360
Series 2019-2 Class A, 3.376% 10/16/39 (b)	1,288	1,080
Series 2021-1A Class A, 2.95% 11/16/41 (b)	1,760	1,550
Series 2021-2A Class A, 2.798% 1/15/47 (b)	3,371	2,912
Aimco:
Series 2018-BA Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 1/15/32 (b)(c)(d)	5,700	5,682
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6672% 7/22/32 (b)(c)(d)	7,490	7,452
Apollo Aviation Securitization Equity Trust Series 2020-1A Class A, 3.351% 1/16/40 (b)	422	354
Ares LII CLO Ltd. Series 2021-52A Class A1R, CME Term SOFR 3 Month Index + 1.310% 6.6572% 4/22/31 (b)(c)(d)	5,438	5,411
Bank of America Credit Card Master Trust Series 2023-A1 Class A1, 4.79% 5/15/28	2,593	2,571
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, CME Term SOFR 1 Month Index + 1.230% 6.5544% 2/25/35 (c)(d)	254	248
Blackbird Capital Aircraft Series 2021-1A Class A, 2.443% 7/15/46 (b)	2,388	2,053
Bmw Vechile Owner Trust 2023-A Series 2023-A Class A3, 5.47% 2/25/28	975	978
Castlelake Aircraft Securitization Trust:
Series 2019-1A Class A, 3.967% 4/15/39 (b)	1,725	1,534
Series 2021-1R Class A, 2.741% 8/15/41 (b)	2,498	2,261
Castlelake Aircraft Structured Trust Series 2021-1A Class A, 3.474% 1/15/46 (b)	5,184	4,783
Cedar Funding Ltd. Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6696% 7/15/33 (b)(c)(d)	6,373	6,331
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.589% 7/27/30 (b)(c)(d)	7,073	7,041
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	1,055	1,010
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/30	10,727	10,256
DB Master Finance LLC Series 2021-1A Class A2I, 2.045% 11/20/51 (b)	7,377	6,469
Dllaa 2023-1A Series 2023-1A Class A3, 5.64% 2/22/28 (b)	529	531
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (b)	4,695	4,477
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6696% 4/15/31 (b)(c)(d)	5,454	5,421
Ford Credit Auto Owner Trust 2023-Rev Series 2023-2 Class A, 5.28% 2/15/36 (b)	6,318	6,340
Ford Credit Floorplan Master Owner Trust Series 2023-1 Class A1, 4.92% 5/15/28 (b)	4,184	4,134
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	1,115	1,121
Gm Financial Revolving Receiva Series 2023-1 Class A, 5.12% 4/11/35 (b)	7,253	7,234
GMF Floorplan Owner Revolving Trust Series 2023-1:
Class A1, 5.34% 6/15/28 (b)	5,924	5,916
Class B, 5.73% 6/15/28 (b)	4,517	4,504
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	704	600
Hyundai Auto Receivables Trust Series 2023-B Class A3, 5.48% 4/17/28	1,125	1,131
Madison Park Funding XXIII, Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.230% 6.589% 7/27/31 (b)(c)(d)	4,580	4,567
Madison Park Funding XXVI Ltd. Series 2017-26A Class AR, CME Term SOFR 3 Month Index + 1.460% 6.8307% 7/29/30 (b)(c)(d)	3,445	3,440
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, CME Term SOFR 3 Month Index + 1.260% 6.6072% 1/22/31 (b)(c)(d)	7,635	7,608
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (b)	230	220
MMAF Equipment Finance LLC Series 2019-B Class A3, 2.01% 12/12/24 (b)	589	584
Morgan Stanley ABS Capital I Trust Series 2004-HE7 Class B3, CME Term SOFR 1 Month Index + 5.360% 10.6794% 8/25/34 (c)(d)(g)	100	119
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5696% 7/17/32 (b)(c)(d)	6,158	6,112
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, CME Term SOFR 3 Month Index + 1.060% 6.4414% 5/20/29 (b)(c)(d)	2,870	2,858
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6744% 1/25/36 (c)(d)	104	102
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (b)(c)	3,005	2,790
Santander Drive Auto Receivables Trust Series 2022-5 Class A3, 4.11% 8/17/26	4,674	4,640
Sapphire Aviation Finance Series 2020-1A Class A, 3.228% 3/15/40 (b)	2,810	2,378
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	1,805	1,722
1.631% 5/15/51 (b)	9,464	8,232
1.884% 7/15/50 (b)	703	635
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6296% 7/15/32 (b)(c)(d)	4,706	4,678
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.5896% 1/15/34 (b)(c)(d)	6,583	6,534
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.5981% 11/18/30 (b)(c)(d)	4,655	4,638
TCI-Symphony CLO Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.190% 6.4996% 7/15/30 (b)(c)(d)	6,690	6,656
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2894% 9/25/34 (c)(d)	72	69
Thunderbolt Aircraft Lease Ltd. Series 2017-A Class A, 4.212% 5/17/32 (b)	902	816
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	1,676	1,391
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, CME Term SOFR 3 Month Index + 0.820% 6.0904% 4/6/42 (b)(c)(d)(g)	1,143	866
Upstart Securitization Trust:
Series 2021-3 Class A, 0.83% 7/20/31 (b)	185	184
Series 2021-4 Class A, 0.84% 9/20/31 (b)	732	723
Series 2021-5 Class A, 1.31% 11/20/31 (b)	1,335	1,312
3.12% 3/20/32 (b)	2,884	2,839
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 2.2891% 12/26/50 (b)	460	445
Series 2021-NPL2 Class A1, 2.115% 3/27/51 (b)	2,506	2,387
Series 2021-NPL3 Class A1, 1.743% 5/25/51 (b)(c)	3,541	3,256
Verizon Master Trust:
Series 2021-1 Class B, 0.69% 5/20/27	6,025	5,795
Series 2023-4 Class A1A, 5.16% 6/20/29	6,694	6,689
Volkswagen Auto Loan Enhanced Series 2023-1 Class A3, 5.02% 6/20/28	3,045	3,032
Voya CLO Ltd. Series 2021-1A Class A1R, CME Term SOFR 3 Month Index + 1.210% 6.5196% 4/17/30 (b)(c)(d)	4,737	4,716
TOTAL ASSET-BACKED SECURITIES (Cost $221,648)		214,778

Collateralized Mortgage Obligations - 2.0%
	Principal Amount (a) (000s)	Value ($) (000s)
Private Sponsor - 2.0%
Ajax Mortgage Loan Trust sequential payer:
Series 2021-B Class A, 2.239% 6/25/66 (b)(c)	1,569	1,488
Series 2021-C Class A, 2.115% 1/25/61 (b)	1,272	1,189
Angel Oak Mortgage Trust Series 2021-8 Class A1, 1.82% 11/25/66 (b)	3,756	3,132
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)	1,973	1,764
BRAVO Residential Funding Trust sequential payer:
Series 2020-RPL2 Class A1, 2% 5/25/59 (b)	1,740	1,549
Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)	7,529	6,625
Cascade Funding Mortgage Trust:
Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)	1,030	951
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)	521	508
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	965	934
Series 2021-HB7 Class A, 1.1512% 10/27/31 (b)	1,352	1,286
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	4,390	4,301
Csmc 2021-Rpl9 Trust sequential payer Series 2021-RPL9 Class A1, 2.4364% 2/25/61 (b)	6,084	5,708
CSMC Trust sequential payer Series 2020-RPL4 Class A1, 2% 1/25/60 (b)	500	428
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	3,308	3,115
GCAT Trust sequential payer Series 2021-NQM7 Class A1, 1.915% 8/25/66 (b)	1,987	1,730
Legacy Mortgage Asset Trust Series 2021-GS5 Class A1, 2.25% 7/25/67 (b)(c)	4,275	3,993
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (b)	770	706
Series 2020-1A Class A1B, 3.5% 10/25/59 (b)	685	622
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)	1,470	1,339
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (b)	104	93
Oceanview Trust sequential payer Series 2021-1 Class A, 1.2187% 12/29/51 (b)(c)	559	548
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	486	459
Preston Ridge Partners Mortgage Trust:
sequential payer Series 2021-8 Class A1, 1.743% 9/25/26 (b)(c)	3,609	3,339
Series 2021-2 Class A1, 2.115% 3/25/26 (b)	4,110	3,891
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)	600	529
Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(c)	838	732
PRET LLC Series 2022-RN1 Class A1, 3.721% 7/25/51 (b)	2,893	2,740
RMF Buyout Issuance Trust sequential payer:
Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)	1,168	1,115
Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	721	680
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 6.546% 7/20/34 (c)(d)	1	1
TOTAL PRIVATE SPONSOR		55,495
U.S. Government Agency - 0.0%
Fannie Mae Series 2013-16 Class GP, 3% 3/25/33	850	813
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	175	172
TOTAL U.S. GOVERNMENT AGENCY		985
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $61,388)		56,480

Commercial Mortgage Securities - 4.4%
	Principal Amount (a) (000s)	Value ($) (000s)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.461% 1/15/39 (b)(c)(d)	1,605	1,561
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	1,164	1,060
BANK:
sequential payer Series 2018-BN15 Class ASB, 4.285% 11/15/61	2,524	2,431
Series 2021-BN33 Class XA, 1.1682% 5/15/64 (c)(h)	12,407	671
Barclays Commercial Mortgage Securities LLC sequential payer Series 2019-C5 Class ASB, 2.99% 11/15/52	3,470	3,208
BCP Trust floater Series 2021-330N Class A, CME Term SOFR 1 Month Index + 0.910% 6.2245% 6/15/38 (b)(c)(d)	7,697	6,886
Benchmark Mortgage Trust:
Series 2018-B7 Class A2, 4.377% 5/15/53	1,776	1,756
Series 2019-B12 Class XA, 1.1616% 8/15/52 (c)(h)	16,020	584
Series 2019-B14 Class XA, 0.8991% 12/15/62 (c)(h)	16,163	460
Series 2020-B17 Class XA, 1.5369% 3/15/53 (c)(h)	30,877	1,659
Series 2020-B19 Class XA, 1.8809% 9/15/53 (c)(h)	21,167	1,479
BFLD Trust floater sequential payer Series 2020-OBRK Class A, CME Term SOFR 1 Month Index + 2.160% 7.4745% 11/15/28 (b)(c)(d)	485	484
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.1755% 9/15/26 (b)(c)(d)	3,041	2,908
BX Commercial Mortgage Trust floater:
Series 2021-PAC Class A, CME Term SOFR 1 Month Index + 0.800% 6.1136% 10/15/36 (b)(c)(d)	2,970	2,902
Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.0768% 5/15/38 (b)(c)(d)	1,783	1,748
Bx Commercial Mortgage Trust 2 floater sequential payer Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.110% 6.4245% 4/15/34 (b)(c)(d)	1,411	1,405
BX Trust:
floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.2745% 11/15/38 (b)(c)(d)	2,945	2,890
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0604% 10/15/26 (b)(c)(d)	2,757	2,694
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.4755% 8/15/39 (b)(c)(d)	1,627	1,627
floater sequential payer:
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.345% 10/15/36 (b)(c)(d)	2,820	2,813
Series 2021-MFM1 Class A, CME Term SOFR 1 Month Index + 0.810% 6.1245% 1/15/34 (b)(c)(d)	908	894
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.0955% 6/15/38 (b)(c)(d)	2,477	2,429
CD Mortgage Trust sequential payer Series 2017-CD5 Class AAB, 3.22% 8/15/50	1,238	1,174
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (b)	3,980	3,598
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	2,861	2,513
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, CME Term SOFR 1 Month Index + 1.060% 6.375% 11/15/36 (b)(c)(d)	870	855
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC23 Class A3, 3.356% 7/10/47	1,819	1,786
Series 2016-GC37 Class AAB, 3.098% 4/10/49	327	314
COMM Mortgage Trust Series 2013-CR13 Class AM, 4.449% 11/10/46	4,835	4,781
Credit Suisse Mortgage Trust:
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	948	854
Series 2018-SITE Class A, 4.284% 4/15/36 (b)	1,224	1,189
CSAIL Commercial Mortgage Trust sequential payer:
Series 19-C15 Class A2, 3.4505% 3/15/52	1,923	1,861
Series 2020-C19 Class ASB, 2.5501% 3/15/53	11,986	10,664
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1265% 11/15/38 (b)(c)(d)	3,948	3,864
Extended Stay America Trust floater Series 2021-ESH Class A, CME Term SOFR 1 Month Index + 1.190% 6.5045% 7/15/38 (b)(c)(d)	1,244	1,232
GS Mortgage Securities Trust:
floater Series 2021-IP Class A, CME Term SOFR 1 Month Index + 1.060% 6.3755% 10/15/36 (b)(c)(d)	1,714	1,630
sequential payer Series 2016-GC34 Class AAB, 3.278% 10/10/48	357	346
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (b)(c)	2,716	2,551
Series 2013-GC13 Class A/S, 3.9838% 7/10/46 (b)(c)	5,742	5,461
Series 2015-GC30 Class A/S, 3.777% 5/10/50	519	489
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C22 Class A4, 3.8012% 9/15/47	1,563	1,518
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, CME Term SOFR 1 Month Index + 1.360% 6.6755% 9/15/29 (b)(c)(d)	1,244	1,154
Series 2013-C16 Class A/S, 4.5169% 12/15/46	2,588	2,573
Series 2013-LC11 Class A/S, 3.216% 4/15/46	314	295
Series 2018-AON Class D, 4.767% 7/5/31 (b)(c)	3,378	1,963
Series 2018-WPT Class AFX, 4.2475% 7/5/33 (b)	2,058	1,861
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1245% 3/15/38 (b)(c)(d)	2,260	2,215
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1255% 7/15/38 (b)(c)(d)	1,380	1,353
Morgan Stanley BAML Trust:
sequential payer Series 2013-C11 Class A4, 4.1477% 8/15/46 (c)	232	231
Series 2014-C17 Class ASB, 3.477% 8/15/47	969	955
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	2,448	2,239
Series 2021-L6 Class XA, 1.328% 6/15/54 (c)(h)	4,364	252
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9095% 10/15/36 (b)(c)(d)	4,155	4,048
SREIT Trust floater Series 2021-MFP Class A, CME Term SOFR 1 Month Index + 0.840% 6.1558% 11/15/38 (b)(c)(d)	2,759	2,703
UBS Commercial Mortgage Trust:
sequential payer Series 2018-C8 Class ASB, 3.903% 2/15/51	2,453	2,337
Series 2017-C7 Class XA, 1.1548% 12/15/50 (c)(h)	49,915	1,597
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	1,920	1,498
Series 2020-LAB Class X, 0.5162% 10/10/42 (b)(c)(h)	57,901	1,424
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2017-C41 Class ASB, 3.39% 11/15/50	264	253
Series 2017-RC1 Class ASB, 3.453% 1/15/60	1,327	1,270
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $133,018)		121,450

Municipal Securities - 0.0%
	Principal Amount (a) (000s)	Value ($) (000s)
New York City Transitional Fin. Auth. Rev. Series 2017 E, 2.85% 2/1/24 (Cost $960)	960	949

Foreign Government and Government Agency Obligations - 0.1%
	Principal Amount (a) (000s)	Value ($) (000s)
United Mexican States:
3.25% 4/16/30	2,368	2,096
3.5% 2/12/34	1,965	1,629
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,315)		3,725

Bank Notes - 0.2%
	Principal Amount (a) (000s)	Value ($) (000s)
First Citizens Bank & Trust Co. 2.969% 9/27/25 (c) (Cost $4,416)	4,416	4,227

Money Market Funds - 1.4%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.43% (i)	27,996,778	28,002
Fidelity Securities Lending Cash Central Fund 5.44% (i)(j)	10,750,850	10,752
TOTAL MONEY MARKET FUNDS (Cost $38,754)		38,754

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $2,962,366)	2,800,688
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(11,470)
NET ASSETS - 100.0%	2,789,218

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	656	Dec 2023	133,696	388	388

The notional amount of futures purchased as a percentage of Net Assets is 4.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $94,524,000.

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $493,505,000 or 17.7% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $838,000.
(g)	Level 3 security
(h)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	30,227	584,482	586,707	835	-	-	28,002	0.1%
Fidelity Securities Lending Cash Central Fund 5.44%	267,407	1,175,058	1,431,713	101	-	-	10,752	0.0%
Fidelity Specialized High Income Central Fund	38	-	38	-	(7)	7	-	0.0%
Total	297,672	1,759,540	2,018,458	936	(7)	7	38,754

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,069,573	-	1,069,573	-

U.S. Government and Government Agency Obligations	1,274,794	-	1,274,794	-

U.S. Government Agency - Mortgage Securities	15,958	-	15,958	-

Asset-Backed Securities	214,778	-	213,793	985

Collateralized Mortgage Obligations	56,480	-	56,480	-

Commercial Mortgage Securities	121,450	-	121,450	-

Municipal Securities	949	-	949	-

Foreign Government and Government Agency Obligations	3,725	-	3,725	-

Bank Notes	4,227	-	4,227	-

Money Market Funds	38,754	38,754	-	-
Total Investments in Securities:	2,800,688	38,754	2,760,949	985
Derivative Instruments:

Assets
Futures Contracts	388	388	-	-
Total Assets	388	388	-	-
Total Derivative Instruments:	388	388	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	388	0
Total Interest Rate Risk	388	0
Total Value of Derivatives	388	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amount)		August 31, 2023

Assets
Investment in securities, at value (including securities loaned of $10,518) - See accompanying schedule:
Unaffiliated issuers (cost $2,923,612)	$2,761,934
Fidelity Central Funds (cost $38,754)	38,754

Total Investment in Securities (cost $2,962,366)		$2,800,688
Receivable for investments sold		29,418
Receivable for fund shares sold		2,632
Interest receivable		21,597
Distributions receivable from Fidelity Central Funds		113
Receivable for daily variation margin on futures contracts		36
Other receivables		10
Total assets		2,854,494
Liabilities
Payable for investments purchased	$51,328
Payable for fund shares redeemed	1,258
Distributions payable	887
Accrued management fee	685
Other affiliated payables	356
Other payables and accrued expenses	10
Collateral on securities loaned	10,752
Total Liabilities		65,276
Net Assets		$2,789,218
Net Assets consist of:
Paid in capital		$3,126,899
Total accumulated earnings (loss)		(337,681)
Net Assets		$2,789,218
Net Asset Value, offering price and redemption price per share ($2,789,218 ÷ 281,971 shares)		$9.89

Statement of Operations
Amounts in thousands		Year ended August 31, 2023
Investment Income
Interest		$94,706
Income from Fidelity Central Funds (including $101 from security lending)		936
Total Income		95,642
Expenses
Management fee	$8,773
Transfer agent fees	2,950
Fund wide operations fee	1,539
Independent trustees' fees and expenses	11
Total expenses before reductions	13,273
Expense reductions	(3)
Total expenses after reductions		13,270
Net Investment income (loss)		82,372
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(96,912)
Redemptions in-kind	(135,258)
Fidelity Central Funds	(7)
Futures contracts	(7,941)
Total net realized gain (loss)		(240,118)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	117,174
Fidelity Central Funds	7
Futures contracts	1,432
Total change in net unrealized appreciation (depreciation)		118,613
Net gain (loss)		(121,505)
Net increase (decrease) in net assets resulting from operations		$(39,133)
Statement of Changes in Net Assets

Amount in thousands	Year ended August 31, 2023	Year ended August 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$82,372	$71,653
Net realized gain (loss)	(240,118)	(78,980)
Change in net unrealized appreciation (depreciation)	118,613	(375,346)
Net increase (decrease) in net assets resulting from operations	(39,133)	(382,673)
Distributions to shareholders	(79,142)	(77,324)

Share transactions
Proceeds from sales of shares	979,968	2,196,367
Reinvestment of distributions	67,358	71,813
Cost of shares redeemed	(2,685,929)	(1,176,514)

Net increase (decrease) in net assets resulting from share transactions	(1,638,603)	1,091,666
Total increase (decrease) in net assets	(1,756,878)	631,669

Net Assets
Beginning of period	4,546,096	3,914,427
End of period	$2,789,218	$4,546,096

Other Information
Shares
Sold	98,447	207,472
Issued in reinvestment of distributions	6,794	6,760
Redeemed	(273,880)	(111,782)
Net increase (decrease)	(168,639)	102,450

Financial Highlights
Fidelity® Intermediate Bond Fund

Years ended August 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.09	$11.24	$11.58	$11.16	$10.58
Income from Investment Operations
Net investment income (loss) A,B	.277	.180	.199	.267	.292
Net realized and unrealized gain (loss)	(.205)	(1.134)	(.102)	.413	.560
Total from investment operations	.072	(.954)	.097	.680	.852
Distributions from net investment income	(.272)	(.173)	(.196)	(.260)	(.272)
Distributions from net realized gain	-	(.023)	(.241)	-	-
Total distributions	(.272)	(.196)	(.437)	(.260)	(.272)
Net asset value, end of period	$9.89	$10.09	$11.24	$11.58	$11.16
Total Return C	.74%	(8.57)%	.86%	6.18%	8.18%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.79%	1.69%	1.76%	2.37%	2.72%
Supplemental Data
Net assets, end of period (in millions)	$2,789	$4,546	$3,914	$2,958	$2,717
Portfolio turnover rate F	64% G	80%	102%	99%	34%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Intermediate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Intermediate Bond Fund	$10

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,622
Gross unrealized depreciation	(165,758)
Net unrealized appreciation (depreciation)	$(164,136)
Tax Cost	$2,964,824

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,664
Capital loss carryforward	$(176,210)
Net unrealized appreciation (depreciation) on securities and other investments	$(164,136)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(95,052)
Long-term	(81,158)
Total capital loss carryforward	$(176,210)

The tax character of distributions paid was as follows:

	August 31, 2023	August 31, 2022
Ordinary Income	$79,142	$ 69,088
Long-term Capital Gains	-	8,236
Total	$79,142	$ 77,324

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Intermediate Bond Fund	254,414	409,350

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Intermediate Bond Fund	9,072	(4,639)	89,724

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Intermediate Bond Fund	.05%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Intermediate Bond Fund	153,557	(130,619)	1,495,644

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Intermediate Bond Fund	4

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Intermediate Bond Fund	$11	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Credit Risk.
The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Intermediate Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. As of August 31, 2023, except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer each of the Trustees oversees 313 funds. As of August 31, 2023, Mr. Chiel oversees 191 funds. As of October 18, 2023, the date of their election as Trustee, Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities, is an employee of Fidelity Investments, and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period- C March 1, 2023 to August 31, 2023

Fidelity® Intermediate Bond Fund	.45%
Actual		$ 1,000	$ 1,016.30	$ 2.29
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 38.53% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $62,514,008 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $79,142,182 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

1.703559.126
IBF-ANN-1023

Item 2.

Code of Ethics

As of the end of the period, August 31, 2023, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Bond Fund, Fidelity Flex Conservative Income Bond Fund, Fidelity Intermediate Bond Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Sustainable Investment Grade Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Low Duration Bond Fund, and Fidelity Tactical Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

August 31, 2023 FeesA,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund	$57,800	$-	$10,000	$1,200
Fidelity Flex Conservative Income Bond Fund	$47,900	$-	$10,100	$1,200
Fidelity Intermediate Bond Fund	$74,100	$-	$13,000	$1,800
Fidelity SAI Investment Grade Securitized Fund	$67,800	$-	$10,300	$400
Fidelity SAI Low Duration Income Fund	$43,500	$-	$7,900	$1,100
Fidelity SAI Sustainable Core Plus Bond Fund	$110,900	$-	$10,800	$2,500
Fidelity SAI Sustainable Low Duration Income Fund	$42,100	$-	$8,400	$1,000
Fidelity Series Corporate Bond Fund	$56,200	$-	$10,000	$1,400
Fidelity Series Sustainable Investment Grade Bond Fund	$69,800	$-	$9,300	$400
Fidelity Short-Term Bond Index Fund	$70,000	$-	$10,800	$1,700
Fidelity Sustainability Bond Index Fund	$67,200	$-	$10,100	$1,600
Fidelity Sustainable Core Plus Bond Fund	$114,300	$-	$10,800	$2,500
Fidelity Sustainable Low Duration Bond Fund	$48,200	$-	$8,600	$1,100
Fidelity Tactical Bond Fund	$72,100	$-	$11,800	$1,700

August 31, 2022 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund	$50,700	$-	$9,700	$1,100
Fidelity Flex Conservative Income Bond Fund	$47,500	$-	$9,800	$1,100
Fidelity Intermediate Bond Fund	$74,600	$-	$10,800	$1,700
Fidelity SAI Investment Grade Securitized Fund	$-	$-	$-	$-
Fidelity SAI Low Duration Income Fund	$44,200	$-	$7,400	$900
Fidelity SAI Sustainable Core Plus Bond Fund	$-	$-	$-	$700
Fidelity SAI Sustainable Low Duration Income Fund	$36,300	$-	$7,100	$300
Fidelity Series Corporate Bond Fund	$55,700	$-	$9,900	$1,300
Fidelity Series Sustainable Investment Grade Bond Fund	$-	$-	$-	$-
Fidelity Short-Term Bond Index Fund	$69,400	$-	$10,400	$1,600
Fidelity Sustainability Bond Index Fund	$66,700	$-	$9,800	$1,500
Fidelity Sustainable Core Plus Bond Fund	$-	$-	$-	$700
Fidelity Sustainable Low Duration Bond Fund	$41,600	$-	$7,100	$300
Fidelity Tactical Bond Fund	$62,500	$-	$10,000	$800

A Amounts may reflect rounding.
B Fidelity Tactical Bond Fund commenced operations on February 10, 2022 and Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity Sustainable Core Plus Bond Fund, and Fidelity Sustainable Low Duration Bond Fund commenced operations on April 13, 2022.

C Fidelity Series Sustainable Investment Grade Bond Fund commenced operations on May 11, 2023, and Fidelity SAI Investment Grade Securitized Fund commenced operations on May 17, 2023.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Corporate Bond Fund, Fidelity Flex U.S. Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Total Bond Fund, Fidelity Series Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, and Fidelity U.S. Bond Index Fund (the “Funds”):

Services Billed by PwC

August 31, 2023 FeesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond Fund	$72,100	$6,100	$11,600	$2,600
Fidelity Flex U.S. Bond Index Fund	$74,900	$6,100	$9,200	$2,600
Fidelity Investment Grade Bond Fund	$95,900	$7,800	$13,800	$3,300
Fidelity SAI Short-Term Bond Fund	$74,200	$6,400	$13,800	$2,700
Fidelity SAI Total Bond Fund	$120,600	$9,600	$11,900	$4,100
Fidelity Series Bond Index Fund	$89,400	$7,300	$12,300	$3,100
Fidelity Series Government Money Market Fund	$36,900	$2,900	$2,600	$1,200
Fidelity Series Short-Term Credit Fund	$66,300	$5,500	$10,100	$2,400
Fidelity Short-Term Bond Fund	$76,600	$6,500	$13,800	$2,800
Fidelity U.S. Bond Index Fund	$93,100	$7,300	$14,100	$3,100

August 31, 2022 FeesA

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond Fund	$68,600	$5,900	$11,000	$2,600
Fidelity Flex U.S. Bond Index Fund	$71,500	$5,900	$8,800	$2,600
Fidelity Investment Grade Bond Fund	$88,800	$7,600	$13,200	$3,400
Fidelity SAI Short-Term Bond Fund	$72,200	$5,900	$14,200	$2,600
Fidelity SAI Total Bond Fund	$113,300	$8,900	$11,400	$3,900
Fidelity Series Bond Index Fund	$83,900	$7,000	$11,200	$3,100
Fidelity Series Government Money Market Fund	$34,600	$2,700	$2,000	$1,200
Fidelity Series Short-Term Credit Fund	$62,600	$5,300	$9,100	$2,300
Fidelity Short-Term Bond Fund	$74,400	$6,400	$13,200	$2,800
Fidelity U.S. Bond Index Fund	$84,700	$7,100	$11,100	$3,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	August 31, 2023A,C	August 31, 2022A,B,C
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to Fidelity Tactical Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity Sustainable Core Plus Bond Fund and Fidelity Sustainable Low Duration Bond Fund’s commencement of operations.

C May include amounts billed prior to Fidelity SAI Investment Grade Securitized Fund and Fidelity Series Sustainable Investment Grade Bond Fund’s commencement of operations.

Services Billed by PwC

	August 31, 2023A	August 31, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$353,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2023A,C	August 31, 2022A,B,C
Deloitte Entities	$404,100	$561,600
PwC	$13,821,700	$13,456,400

A Amounts may reflect rounding.
B May include amounts billed prior to Fidelity Tactical Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund,

Fidelity Sustainable Core Plus Bond Fund and Fidelity Sustainable Low Duration Bond Fund’s commencement of operations.

C May include amounts billed prior to Fidelity SAI Investment Grade Securitized Fund and Fidelity Series Sustainable Investment Grade Bond Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 23, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 23, 2023